UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21145

SPDR® INDEX SHARES FUNDS

(Exact name of registrant as specified in charter)

One Iron Street, Boston, Massachusetts 02210

(Address of principal executive offices) (zip code)

Sean O’Malley, Esq.

Senior Vice President and General Counsel

c/o SSGA Funds Management, Inc.

One Iron Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Copy to:

W. John McGuire, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Registrant’s telephone number, including area code: (617) 664-1465

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1. Reports to Shareholders.

(a) The Reports to Shareholders are attached herewith.

Annual Report
September 30, 2023
SPDR® Index Shares Funds
SPDR EURO STOXX 50 ETF
SPDR MSCI ACWI Climate Paris Aligned ETF
SPDR MSCI ACWI ex-US ETF
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF
SPDR MSCI EAFE StrategicFactors ETF
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF
SPDR MSCI Emerging Markets StrategicFactors ETF
SPDR MSCI World StrategicFactors ETF
SPDR S&P Emerging Asia Pacific ETF
SPDR S&P Emerging Markets Dividend ETF
SPDR S&P Emerging Markets Small Cap ETF
SPDR S&P Global Dividend ETF
SPDR S&P Global Infrastructure ETF
SPDR S&P International Dividend ETF
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.

NOTES TO PERFORMANCE SUMMARIES (UNAUDITED)
The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.
An index is a statistical measure of a specified financial market or sector.An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.
The EURO STOXX 50® Index is a market capitalization weighted index designed to represent the performance of some of the largest companies across components of the 20 EURO STOXX Supersector Indexes. The EURO STOXX Supersector Indexes are subsets of the EURO STOXX Index. The EURO STOXX Index is a broad yet liquid subset of the STOXX Europe 600 Index. The Index captures approximately 60% of the free-float market capitalization of the EURO STOXX Total Market Index, which in turn covers approximately 95% of the free float market capitalization of the represented countries.
The MSCI ACWI Climate Paris Aligned Index is based on the MSCI ACWI Index, its parent index, and includes large and midcap securities across 23 Developed Markets (DM) and 27 Emerging Markets (EM) countries. The index is designed to support investors seeking to reduce their exposure to transition and physical climate risks and who wish to pursue opportunities arising from the transition to a lower-carbon economy while aligning with the Paris Agreement requirements. The index incorporates the TCFD recommendations and are designed to exceed the minimum standards of the EU Paris-Aligned Benchmark.
The MSCI ACWI ex USA Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of large- and mid-cap securities in developed and emerging market countries excluding the United States.
The MSCI EAFE ex Fossil Fuels Index is designed to measure the performance of companies in the MSCI EAFE Index that are "fossil fuel reserves free", which are defined as companies that do not own fossil fuel reserves. For purposes of the composition of the Index, fossil fuel are defined as proved and probable coal, oil or natural gas reserves used for energy purposes, but do not include metallurgical or coking coal, which is primarily used in connection with steel production.
The MSCI EAFE (Europe, Australasia, Far East) Factor Mix A-Series Index captures large- and mid-cap representation across 21 developed market EAFE countries and aims to represent the performance of value, low volatility, and quality factor strategies. The index is an equal weighted combination of the following three MSCI Factor Indices in a single composite index: the MSCI EAFE Value Weighted Index and the MSCI EAFE Quality Index.
The MSCI Emerging Markets ex-Fossil Fuel Index is designed to measure the performance of companies in the MSI Emerging Markets Index that are "fossil fuel reserves free," which are defined as companies that do not won fossil fuel reserves.
The MSCI Emerging Markets (EM) Factor Mix-A-Series captures large- and mid-cap representation across 27 emerging market countries and aims to represent the performance of value, low volatility and quality factor strategies.
The MSCI World Factor Mix A-Series Index captures large-and mid-cap representation across 23 developed countries and aims to represent the performance of value, low volatility, and quality factor strategies. The index is an equal weighted combination of the following three MSCI Factor Indices in a single composite index: the MSCI World Value Weighted Index, the MSCI World Minimum Volatility Index, and the MSCI World Quality Index.
The S&P® Emerging Asia Pacific BMI Index is a float-adjusted, market capitalization weighted index designed to define and measure the investable universe of publicly traded companies domiciled in emerging Asian Pacific markets.
The S&P Emerging Markets Dividend Opportunities Index is comprised of 100 of the highest yielding emerging markets stocks that meet certain investability requirements. The stocks must have stable or increasing three-year dividend growth and stocks must be profitable, as measured by positive earnings per share before extraordinary items, over the latest 12-month period as of the rebalancing reference date.
The S&P ® Emerging Markets Under USD2 Billion Index is a float-adjusted market capitalization weighted index designed to represent the small capitalization segment of emerging countries included in the S&P Global BMI (Broad Market Index).
The S&P Global Dividend Aristocrats Index is designed to measure the performance of high dividend-yield companies included in the S&P Global BMI (Broad Market Index) that have followed a managed-dividends policy of increasing or stable dividends for at least ten consecutive years. The S&P Global Infrastructure Index is comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
The S&P Global Infrastructure Index is comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global infrastructure industry, from both developed and emerging markets.
The S&P International Dividend Opportunities® Index is designed to measure the performance of the 100 high-yielding international common stocks. The selection universe for the Index is the S&P Global ex-U.S. BMI (Broad Market Index) excluding China A shares.
See accompanying notes to financial statements.
1

SPDR EURO STOXX 50 ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR EURO STOXX 50 ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the EURO STOXX 50 Index. The Fund’s benchmark is the EURO STOXX 50 Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 40.03%, and the Index was 39.41%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag, the cumulative effect of security misweights and the impact of European Union (the ”EU”) reclaims received contributed to the difference between the Fund’s performance and that of the Index and were primary drivers of Fund performance during the Reporting Period.
Keeping in line with the U.S. Federal Reserve’s (the “Fed”) move, the European Central Bank (the “ECB”) also announced a lower-than-expected deposit facility rate hike of 50 bps in December 2022. Additionally, in what was being seen a positive measure to fight against the soaring energy prices in the region, the EU nations agreed to cap the rising wholesale gas prices if it were to breach €180. This will be implemented from February 2023 onward for a period of 1 year. Spain and France announced aid packages for citizens in the face of soaring inflation. Despite rapidly rising interest rates and the turmoil in the banking sector in March, economic activity in Europe surprised on the upside throughout the quarter, driven by falling energy prices and the resilience of services activity. In June, the Eurozone manufacturing sector saw its decline worsening, with the S&P Global Eurozone Manufacturing PMI coming in at 43.4, down from preliminary estimate of 43.6 and in the previous month estimate of 48.5. The demand for goods produced in the Eurozone drastically decreased, with dismal sales performances particularly noticeable in Austria, Germany and Italy. The European Central Bank’s (ECB) monetary stance appeared to be bearing fruit, as Eurozone inflation slowed to two-year lows. However, the higher interest rate took a toll on the disposable income of consumers, reflecting on the fortunes of Consumer Discretionary stocks. Although the purchasing managers indices (PMI) showed that the Eurozone was in contraction, the overall trend remained positive.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were ASML Holding NV, LVMH Moet Hennessy Louis Vuitton SE, and TotalEnergies SE. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Adyen NV, Pernod Ricard SA, and CRH PLC.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
2

SPDR EURO STOXX 50 ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	EURO STOXX 50 Index	Net Asset Value	Market Value	EURO STOXX 50 Index
ONE YEAR	40.03%	40.85%	39.41%	40.03%	40.85%	39.41%
FIVE YEARS	26.75%	26.39%	25.89%	4.86%	4.80%	4.71%
TEN YEARS	47.69%	46.73%	45.01%	3.98%	3.91%	3.79%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR EURO STOXX 50 ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.29%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
3

SPDR EURO STOXX 50 ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
ASML Holding NV	7.6%
LVMH Moet Hennessy Louis Vuitton SE	6.2
TotalEnergies SE	5.2
SAP SE	4.2
Sanofi	3.9
Siemens AG	3.4
L'Oreal SA	3.2
Allianz SE	3.1
Schneider Electric SE	3.0
Air Liquide SA	2.8
TOTAL	42.6%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.
4

SPDR MSCI ACWI Climate Paris Aligned ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR MSCI ACWI Climate Paris Aligned ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the MSCI ACWI Climate Paris Aligned Index. The Fund’s benchmark is the MSCI ACWI Climate Paris Aligned Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 19.07%, and the Index was 18.83%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, transaction costs, cash drag, cumulative effect of security misweights, tax withholdings, compounding and securities lending income contributed to the difference between the Fund’s performance and that of the Index.
The Reporting Period’s market environment was significantly influenced by the U.S. Federal Reserve (the “Fed”) as its efforts to combat the highest U.S. inflation in nearly 40 years took center stage, as did the immediate downstream effects of these large rate increases and speculation on when and if those rate increases would have to be halted, or even reversed. But there were other themes connected to tech and the prospects of artificial intelligence that were also impactful.
The Reporting Period began with markets reacting to the latest Fed rumors, moving back and forth as investors evaluated various indicators. When signs appeared that the global economy was beginning to cool, however, markets counterintuitively began to rise again, fueled by speculation that the Fed would have to roll back its tightening measures. A surging energy sector that was benefitting from higher energy prices also helped. After four consecutive 75 bps rate increases, the Fed tightened by only 50 bps at December’s meeting. However, the Fed reiterated that it would maintain its staunchly hawkish stance, capping some market exuberance but maintaining the market’s gains for the quarter.
As 2023 began, markets moved higher as investors interpreted inflation, GDP and headline unemployment numbers as net positives, despite some weakening corporate earnings. But the sudden collapse of Silicon Valley Bank and the deposit vulnerability it exposed in regional banks-driven by depositors chasing higher yields available in money market funds and the like-significantly rattled investors. Fortunately, when regulatory bailouts appeared to limit bank failures and contain the financial contagion, the markets recovered with surprising strength connected to newfound enthusiasm for tech companies and all things AI-related. The energy sector was down 18.7% for this quarter ending March 2023. Excess inventory and declining demand due to warmer-than-normal weather conditions pushed gas prices lower.
This enthusiasm continued into the second quarter, assisted by falling inflation and a June pause in rate hikes. To a large degree, though, market gains were dominated by a handful of tech giants. The enthusiasm for AI lifted by chip makers to tremendous gains, but many other large tech names benefitted too. The performance concentration in the largest tech names that drove markets to ever higher levels was definitely noted, but concerns about lack of market breadth did not seem to unsettle investors. The energy sector fell modestly during the quarter ending June 30, as higher natural gas prices partially offset declines in brent and crude.
Markets continued to climb after June’s U.S. inflation number came in at only 3%, which was its slowest pace in more than two years and which reinvigorated investors on the idea that a soft landing might indeed be possible. But a downgrade of the United States’ credit rating on August 1st put an end to the euphoria. That, combined with record high mortgage interest rates, additional regional bank downgrades and concerns about the Chinese property market and its impact on China’s overall economy, put newfound fear into investor sentiment. Tech names sold off particularly strongly as the Fed communicated that it might hold rates higher for longer than expected, giving markets a tough September to end the year-long period. The energy sector posted robust gains during this last quarter ending September 2023. Crude oil prices were supported by OPEC+ production cuts that squeezed global crude supply. Tighter-than-expected crude supplies in the U.S. also weighed on oil prices.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were NVIDIA Corp., Rolls-Royce Holdings PLC, and Advantest Corp.. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were SVB Financial Group, First Republic Bank, and Americanas SA.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
5

SPDR MSCI ACWI Climate Paris Aligned ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value(1)	Market Value(1)	MSCI ACWI Climate Paris Aligned Index(2)	Net Asset Value(1)	Market Value(1)	MSCI ACWI Climate Paris Aligned Index(2)
ONE YEAR	19.07%	19.28%	18.83%	19.07%	19.28%	18.83%
FIVE YEARS	35.39%	35.72%	34.78%	6.25%	6.30%	6.15%
SINCE INCEPTION(3)	80.14%	80.08%	77.63%	6.88%	6.87%	6.71%
(1)	Effective 4/22/22, the Fund’s benchmark index changed from the MSCI ACWI Low Carbon Target Index. The Fund’s performance in the tables is based on the Fund’s prior investment strategy to track a different benchmark index for respective periods prior to 4/22/22.
(2)	The MSCI ACWI Climate Paris Aligned Index reflects linked performance returns of both the MSCI ACWI Climate Paris Aligned Index and the MSCI ACWI Low Carbon Target Index. The index returns are reflective of the MSCI ACWI Low Carbon Target Index from fund inception until 4/22/2022 and of the MSCI ACWI Climate Paris Aligned Index effective 4/22/2022.
(3)	For the period November 25, 2014 to September 30, 2023. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (11/25/14, 11/26/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR MSCI ACWI Climate Paris Aligned ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.12%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
6

SPDR MSCI ACWI Climate Paris Aligned ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Apple, Inc.	4.8%
Microsoft Corp.	4.0
NVIDIA Corp.	2.0
Amazon.com, Inc.	1.9
Alphabet, Inc. Class C	1.6
Tesla, Inc.	1.3
Meta Platforms, Inc. Class A	1.2
Alphabet, Inc. Class A	1.0
Eli Lilly & Co.	1.0
UnitedHealth Group, Inc.	0.9
TOTAL	19.7%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.
7

SPDR MSCI ACWI ex-US ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR MSCI ACWI ex-US ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon broad based world (ex-U.S.) equity markets. The Fund’s benchmark is the MSCI ACWI ex USA Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 20.80%, and the Index was 20.39%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses, cash drag, securities lending income, compounding and slight variations between the Fund’s holdings and the Index constituents contributed to the difference between the Fund’s performance and that of the Index.
After three consecutive quarters of negative performance, the last quarter of 2022 ended the year positively for global equities, largely due to the equity rallies seen during October and November. However, the sustainability of these gains was in doubt, as the high inflationary environment continued globally, with no end in sight for the Russia-Ukraine war. Despite the tough ending to the last quarter of 2022, the fund still enjoyed gains of over 15% for the same three month period.
Global equity markets proved to be resilient in the first quarter of 2023. Markets started the year with a strong January rally for equities driven by a decline in inflation and prospects of easier monetary policy. February saw a moderate pullback due to sticky core inflation, which together with strong economic data forced investors to reassess their interest rate expectations. In March, the collapse of Silicon Valley Bank and broader concerns around the financial sector hit bank shares hard. However, investors took comfort as regulators and central banks once again intervened to stabilize the sector. The fund completed the first quarter of the new calendar year with positive returns of almost 8%.
During the second quarter of 2023, the positive momentum continued to decline, but the Fund still managed to finish in positive territory with returns close to 3%. April saw an increase in global shares, backed by some solid economic data. In May, global markets showed mixed reactions, as investors were worried about the potential for further rate hikes in the U.S. and Europe. Global equity markets were generally higher in June as the turmoil of the U.S. debt ceiling negotiations faded. Instead, investors took encouragement from economic data, which indicated that U.S. inflation was moving in the right direction while the job markets remained healthy. Corporate earnings held up better than expected as there was a possibility that the U.S. Federal Reserve (the “Fed”) did enough to get inflation under control. The yield curve was still warning of a possible recession, but investors were happy to add to holdings in the U.S. Data from Europe was mixed with some countries seeing steady falls in inflation while for others it remained stubbornly high. In local currency, Japan was the strongest of all , but a weakening yen detracted in common currency terms.
Global equity markets hit 2023 highs in July, as inflation showed signs of easing in many regions. In August, Chinese real estate worries dampened investor sentiments. By September, investors were further spooked by the prospects of the high interest rates regime persisting. Over the course of the quarter, crude oil prices rose by almost 30%. While this boosted oil-producers and regions such as the United Kingdom (UK), investors weighed in on its potential impact on inflation.
The Fund used equity index futures in order to track the index during the Reporting Period. The Fund’s use of futures helped the fund track the index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Novo Nordisk AS Class B, ASML Holding NV, and Samsung Electronics Co., Ltd. The top negative contributors to the Fund’s performance during the Reporting Period were Meituan Class B, Roche Holding AG, and JD.com, Inc..
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
8

SPDR MSCI ACWI ex-US ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI ACWI ex USA Index	Net Asset Value	Market Value	MSCI ACWI ex USA Index
ONE YEAR	20.80%	20.92%	20.39%	20.80%	20.92%	20.39%
FIVE YEARS	15.18%	14.89%	13.57%	2.87%	2.82%	2.58%
TEN YEARS	42.87%	42.24%	38.99%	3.63%	3.59%	3.35%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR MSCI ACWI ex-US ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.30%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
9

SPDR MSCI ACWI ex-US ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1.6%
Nestle SA	1.4
Novo Nordisk AS Class B	1.3
Samsung Electronics Co. Ltd. GDR	1.1
Tencent Holdings Ltd.	1.1
ASML Holding NV	1.1
Shell PLC	1.0
LVMH Moet Hennessy Louis Vuitton SE	1.0
Novartis AG	0.9
Roche Holding AG	0.9
TOTAL	11.4%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.
10

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR MSCI EAFE Fossil Fuel Reserves Free ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the MSCI EAFE ex Fossil Fuels Index. The Fund’s benchmark is the MSCI EAFE ex Fossil Fuels Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 24.61%, and the Index was 24.74%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, cash drag, the cumulative effect of security misweights, and tax withholdings contributed to the difference between the Fund’s performance and that of the Index.
The Reporting Period’s market environment was significantly influenced by the U.S. Federal Reserve (the “Fed”) and central banks, as their efforts to combat the highest inflation rates around the globe in decades took center stage, as did the immediate downstream effects of these large rate increases and speculation on when and if those rate increases would have to be halted, or even reversed. But there were other themes connected to tech and the prospects of artificial intelligence that were also impactful.
The Reporting Period began with markets reacting to the latest Fed rumors, moving back and forth as investors evaluated various indicators. When signs appeared that the global economy was beginning to cool, however, markets counterintuitively began to rise again, fueled by speculation that the Fed would have to roll back its tightening measures. A surging energy sector that was benefitting from higher energy prices also helped. After four consecutive 75 bps rate increases, the Fed tightened by only 50 bps at December’s meeting. However, the Fed reiterated that it would maintain its staunchly hawkish stance, capping some market exuberance but maintaining the market’s gains for the quarter.
As the first quarter of 2023 began, markets moved higher as investors interpreted inflation, GDP and headline unemployment numbers as net positives, despite some weakening corporate earnings. But the sudden collapse of Silicon Valley Bank and the deposit vulnerability it exposed in regional banks-driven by depositors chasing higher yields available in money market funds and the like-significantly rattled investors. Fortunately, when regulatory bailouts appeared to limit bank failures and contain the financial contagion, the markets recovered with surprising strength connected to newfound enthusiasm for tech companies and all things AI-related.
This enthusiasm continued into the second quarter of 2023, assisted by falling inflation and a June pause in rate hikes. To a large degree, though, market gains were dominated by a handful of tech giants. The enthusiasm for AI lifted chip makers to tremendous gains, but many other large tech names benefitted too. The performance concentration in the largest tech names that drove markets to ever higher levels was definitely noted, but concerns about lack of market breadth did not seem to unsettle investors.
Markets continued to climb after June’s U.S. inflation number came in at only 3%, which was its slowest pace in more than two years and which reinvigorated investors on the idea that a soft landing might indeed be possible. But a downgrade of the United States’ credit rating on August 1st put an end to the euphoria. That, combined with record high mortgage interest rates, additional regional bank downgrades and concerns about the Chinese property market and its impact on China’s overall economy, put newfound fear into investor sentiment. Tech names sold off particularly strongly as the Fed communicated that it might hold rates higher for longer than expected, giving markets a tough September to end the year-long period.
During the Reporting Period, the Fund slightly underperformed the MSCI EAFE Index’s return of 25.65%. This difference was driven primarily by the exclusion of Fossil Fuel companies, the majority of which come from the energy sector. Given the energy sector’s outperformance during the Reporting Period, the exclusion of many of these names naturally detracted from the Fund’s performance compared to the MSCI EAFE Index.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Novo Nordisk AS Class B, ASML Holding NV, and Novartis AG. The top negative contributors to the Fund’s performance during the Reporting Period were Roche Holding AG, Anglo American Platinum, Ltd., and Credit Suisse.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
11

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI EAFE ex Fossil Fuels Index	Net Asset Value	Market Value	MSCI EAFE ex Fossil Fuels Index
ONE YEAR	24.61%	25.27%	24.74%	24.61%	25.27%	24.74%
FIVE YEARS	15.64%	15.12%	15.84%	2.95%	2.86%	2.98%
SINCE INCEPTION(1)	41.87%	41.66%	41.77%	5.17%	5.15%	5.16%
(1)	For the period October 24, 2016 to September 30, 2023. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/24/16, 10/25/16, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR MSCI EAFE Fossil Fuel Reserves Free ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.20%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
12

SPDR MSCI EAFE Fossil Fuel Reserves Free ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Nestle SA	2.2%
Novo Nordisk AS Class B	2.2
ASML Holding NV	1.8
Novartis AG	1.6
AstraZeneca PLC	1.6
LVMH Moet Hennessy Louis Vuitton SE	1.6
Roche Holding AG	1.4
Toyota Motor Corp.	1.4
HSBC Holdings PLC	1.1
SAP SE	1.0
TOTAL	15.9%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.
13

SPDR MSCI EAFE StrategicFactors ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR MSCI EAFE StrategicFactors ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the European, Australasian, and Far Eastern developed equity markets. The Fund’s benchmark is the MSCI EAFE Factor Mix A-Series Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 23.45%, and the Index was 23.73%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cumulative cash drag, security misweights and tax withholding differences contributed to the difference between the Fund’s performance and that of the Index.
The global economy decelerated further in the fourth quarter of 2022, with inflation showing signs of slowing down in the U.S. and peaking in the Eurozone and Japan. However, key central banks continued with their hawkish tone, which further dented market sentiments toward the end of the calendar quarter. After three consecutive quarters of negative performance, the last quarter of 2022 ended the year positively for global equities largely due to the equity rallies seen during October and November. However, the sustainability of these gains was in doubt, as the high inflationary environment continued globally, with no end in sight for the Russia-Ukraine war.
Global equity markets continued to prove resilient in the first quarter of 2023. Markets started the calendar year with a strong January rally for equities driven by a decline in inflation and prospects of easier monetary policy. February saw a moderate pullback due to sticky core inflation, which together with strong economic data forced investors to reassess their interest rate expectations. In March, the collapse of Silicon Valley Bank and broader concerns around the financial sector hit bank shares hard. However, investors took comfort as regulators and central banks once again intervened to stabilize the sector.
This momentum continued in to the second quarter of 2023 as the global economy expanded. April saw an increase in global shares, backed by some solid economic data. In May, global markets showed mixed reactions, as investors were worried about the potential for further rate hikes in the U.S. and Europe and slow growth in China. Global equity markets were generally higher in June as the turmoil of the U.S. debt ceiling negotiations faded. Instead, investors took encouragement from economic data, which indicated that U.S. inflation was moving in the right direction while the job markets remained healthy.
Global equity markets hit 2023 highs in July, as inflation showed signs of easing in many regions. In August, Chinese real estate worries dampened investor sentiments. By September, investors were further spooked by the prospects of the high interest rates regime persisting. Over the course of the third quarter of 2023, crude oil prices rose by almost 30%. While this boosted oil-producers and regions such as the United Kingdom (UK), investors weighed in on its potential impact on inflation.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Novo Nordisk AS Class B, ASML Holding NV, and Novartis AG. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Credit Suisse Group AG, Roche Holding AG, and Hang Seng Bank, Ltd.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
14

SPDR MSCI EAFE StrategicFactors ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI EAFE Factor Mix A-Series Index	Net Asset Value	Market Value	MSCI EAFE Factor Mix A-Series Index
ONE YEAR	23.45%	23.50%	23.73%	23.45%	23.50%	23.73%
FIVE YEARS	20.44%	19.67%	20.60%	3.79%	3.66%	3.82%
SINCE INCEPTION(1)	41.98%	41.36%	42.71%	3.83%	3.78%	3.89%
(1)	For the period June 4, 2014 to September 30, 2023. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/4/14, 6/5/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR MSCI EAFE StrategicFactors ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.30%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
15

SPDR MSCI EAFE StrategicFactors ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Novo Nordisk AS Class B	2.6%
Nestle SA	2.4
Roche Holding AG	2.1
Novartis AG	2.0
ASML Holding NV	1.6
BHP Group Ltd.	1.4
LVMH Moet Hennessy Louis Vuitton SE	1.3
Unilever PLC	1.2
GSK PLC	1.0
Zurich Insurance Group AG	0.8
TOTAL	16.4%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.
16

SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the MSCI Emerging Markets ex Fossil Fuels Index. The Fund’s benchmark is the MSCI Emerging Markets ex Fossil Fuels Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 11.20%, and the Index was 11.15%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash drag, security misweights, securities lending income, tax withholding differences and compounding (the exponential growth of outperformance or underperformance) also contributed to the difference between the Fund’s performance and that of the Index.
The Fund started out the Reporting Period with positive returns, alongside the overall MSCI Emerging Markets Index, both which gained close to 10% in USD terms. Commodity producing Latin American and Middle Eastern countries contributed to the positive gains within the broad Index. During the same period, Turkey, Poland and Hungary were also among the best MSCI Emerging Markets ex Fossil Fuels Index performers.
Emerging Markets (the “EM”) equities had a positive second quarter of the Reporting Period, though not as strong as the final three months of 2022. Both the Fund and the Index gained slightly more than 4%. Czech Republic, Mexico and Greece were among the best MSCI EM countries. Columbia was the worst performer, losing over 13% during the same period. Following closely behind in losses were Turkey and UAE. China doing away with its zero-COVID-19 policy led to a strong rebound in its economy beginning in January, while inflation remained surprisingly low, allowing the People’s Bank of China to maintain an easy monetary policy.
The Index was flat during the third quarter of the Reporting Period. Although Hungary was able to top EM country performance, returning a solid 24.8%, Poland was not far behind with gains of 24.5%. Greece also outperformed, as the ruling New Democracy party won a second term in office in May, indicating a continuation of market friendly policies. Korea and Taiwan outperformance was led by technology names on optimism about AI growth. Despite many other countries’ following with positive returns, EM stocks were held back by the underperformance in China. Debt ceiling uncertainty in the U.S. also added to the negative mood, which was resolved in June. South Africa was one of the worst performers as crippling power cuts, volatile commodity prices and a challenging external environment continued to weaken the country’s growth performance. Turkey was another laggard as President Recep Tayyip Erdogan won the re-election in May, extending his two-decade rule.
Although the Fund ended the final quarter in Reporting Period in the red, EM stocks still managed to perform marginally better than their developed market (the “DM”) counterparts. China continued to be a laggard, with debt concerns around the domestic real estate sector spooking investors. A few countries that outperformed the broader EM were Turkey, Egypt, and India, while Poland, Chile, and South Africa underperformed. The crippling power cuts that plagued South Africa in the second quarter of 2023 continued through the third quarter of 2023, dragging down local markets. While Turkey had a forgettable the second quarter from President Recep Tayyip Erdogan’s re-election, the fact that central bank hiked rates lent confidence to investors, driving stronger returns in stocks.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Samsung Electronics Co., Ltd., Taiwan Semiconductor Manufacturing Co., Ltd. and Tencent Holdings, Ltd. The top negative contributors to the Fund’s performance during the Reporting Period were Meituan Class B, JD.com, Inc. and Saudi National Bank.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
17

SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI Emerging Markets ex Fossil Fuels Index	Net Asset Value	Market Value	MSCI Emerging Markets ex Fossil Fuels Index
ONE YEAR	11.20%	12.12%	11.15%	11.20%	12.12%	11.15%
FIVE YEARS	2.88%	2.80%	3.17%	0.57%	0.55%	0.63%
SINCE INCEPTION(1)	21.51%	21.29%	21.34%	2.85%	2.82%	2.83%
(1)	For the period October 24, 2016 to September 30, 2023. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (10/24/16, 10/25/16, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.30%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
18

SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	6.6%
Tencent Holdings Ltd.	4.1
Samsung Electronics Co. Ltd.	3.9
Alibaba Group Holding Ltd.	2.9
Meituan Class B	1.3
Infosys Ltd.	1.1
ICICI Bank Ltd.	1.0
China Construction Bank Corp. Class H	0.9
SK Hynix, Inc.	0.9
PDD Holdings, Inc. ADR	0.9
TOTAL	23.6%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.
19

SPDR MSCI Emerging Markets StrategicFactors ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR MSCI Emerging Markets StrategicFactors ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the emerging equity markets of the world. The Fund’s benchmark is the MSCI Emerging Markets (EM) Factor Mix A-Series Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 11.03%, and the Index was 11.99%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The cumulative effect of security misweights, fees and expenses, cash drag, and tax withholdings contributed to the difference between the Fund’s performance and that of the Index.
The Reporting Period’s market environment was significantly influenced by the U.S. Federal Reserve (the “Fed”) and central banks, as their efforts to combat the highest inflation rates around the globe in decades took center stage, as did the immediate downstream effects of these large rate increases and speculation on when and if those rate increases would have to be halted, or even reversed. But there were other themes connected to tech and the prospects of artificial intelligence that were also impactful.
The Reporting Period began with markets reacting to the Fed’s rumors, moving back and forth as investors evaluated various indicators. When signs appeared that the global economy was beginning to cool, however, markets counterintuitively began to rise again, fueled by speculation that the Fed would have to roll back its tightening measures. A surging energy sector that was benefitting from higher energy prices also helped. After four consecutive 75 bps rate increases, the Fed tightened by only 50 bps at December’s meeting. However, the Fed reiterated that it would maintain its staunchly hawkish stance, capping some market exuberance but maintaining the market’s gains for the last quarter of 2022.
As first quarter of 2023 began, markets moved higher as investors interpreted inflation, GDP and headline unemployment numbers as net positives, despite some weakening corporate earnings. But the sudden collapse of Silicon Valley Bank and the deposit vulnerability it exposed in regional banks-driven by depositors chasing higher yields available in money market funds and the like-significantly rattled investors. Fortunately, when regulatory bailouts appeared to limit bank failures and contain the financial contagion, the markets recovered with surprising strength connected to newfound enthusiasm for tech companies and all things AI-related.
This enthusiasm continued into the second quarter of 2023, assisted by falling inflation and a June pause in rate hikes. To a large degree, though, market gains were dominated by a handful of tech giants. The enthusiasm for AI-lifted chip makers to tremendous gains, but many other large tech names benefitted too. The performance concentration in the largest tech names that drove markets to ever higher levels was definitely noted, but concerns about lack of market breadth did not seem to unsettle investors.
Markets continued to climb after June’s U.S. inflation number came in at only 3%, which was its slowest pace in more than two years and which reinvigorated investors on the idea that a soft landing might indeed be possible. But a downgrade of the United States’ credit rating on August 1st put an end to the euphoria. That, combined with record high mortgage interest rates, additional regional bank downgrades and concerns about the Chinese property market and its impact on China’s overall economy, put newfound fear into investor sentiment. Tech names sold off particularly strongly as the Fed communicated that it might hold rates higher for longer than expected, giving markets a tough September to end the year-long period.
During the Reporting Period, the Index’s return of 11.99% was somewhat similar to the MSCI Emerging Markets Index return of 11.70%. Although value names in emerging markets generally outperformed for the year, both quality names and low volatility names tended to underperform. These disparate performances tended to offset each other, resulting in performance differences between the Index and the MSCI Emerging Markets Index that were not drastic.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Taiwan Semiconductor Manufacturing Co. Ltd., Samsung Electronics Co. Ltd., and PDD Holdings, Inc. ADR.. The top negative contributors to the Fund’s performance during the Reporting Period were Adani Total Gas Ltd., Al Rajhi Bank, and Masraf Al-Rayan QSC.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
20

SPDR MSCI Emerging Markets StrategicFactors ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI Emerging Markets Factor Mix A-Series Index	Net Asset Value	Market Value	MSCI Emerging Markets Factor Mix A-Series Index
ONE YEAR	11.03%	11.98%	11.99%	11.03%	11.98%	11.99%
FIVE YEARS	6.99%	7.19%	10.06%	1.36%	1.40%	1.94%
SINCE INCEPTION(1)	15.53%	15.24%	22.60%	1.56%	1.53%	2.21%
(1)	For the period June 4, 2014 to September 30, 2023. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/4/14, 6/5/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR MSCI Emerging Markets StrategicFactors ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.30%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
21

SPDR MSCI Emerging Markets StrategicFactors ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	2.7%
Tata Consultancy Services Ltd.	2.3
Vale SA ADR	1.9
PDD Holdings, Inc. ADR	1.7
Samsung Electronics Co. Ltd.	1.7
MediaTek, Inc.	1.4
Bank Central Asia Tbk PT	1.4
Saudi Arabian Oil Co.	1.3
Infosys Ltd.	1.3
China Construction Bank Corp. Class H	1.2
TOTAL	16.9%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.
22

SPDR MSCI World StrategicFactors ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR MSCI World StrategicFactors ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the developed equity markets of the world. The Fund’s benchmark is the MSCI World Factor Mix A-Series Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 21.40%, and the Index was 21.16%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Optimization and dividend tax withholdings contributed to the difference between the Fund’s performance and that of the Index.
The Index returned a positive 11.24% in the last quarter of 2022. When signs appeared that the global economy was beginning to cool, however, markets counterintuitively began to rise again, fueled by speculation that the U.S. Federal Reserve (the “Fed”) would have to roll back its tightening measures. A surging energy sector that was benefitting from higher energy prices also helped.
As 2023 began, markets moved higher as investors interpreted inflation, GDP and headline unemployment numbers as net positives, despite some weakening corporate earnings. When regulatory bailouts appeared to limit bank failures and contain the financial contagion, the markets recovered with surprising strength connected to newfound enthusiasm for tech companies and all things AI-related. The Index had its second positive return of 5.87% in the first quarter of 2023.
This enthusiasm continued into the second quarter of 2023 as the Index returned its third consecutive positive return of 5.51%, which was assisted by falling inflation and a June pause in rate hikes. To a large degree, though, market gains were dominated by a handful of tech giants. The enthusiasm for AI lifted chip makers to tremendous gains, but many other large tech names benefitted too.
A downgrade of the United States’ credit rating on August 1st put an end to the previous quarter returns. That, combined with record high mortgage interest rates, additional regional bank downgrades and concerns about the Chinese property market and its impact on China’s overall economy, put newfound fear into investor sentiment. Tech names sold off particularly strongly as the U.S. Federal Reserve communicated that it might hold rates higher for longer than expected, giving markets a tough September to end the year-long period with a negative return of 2.48% for the Index.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were NVIDIA Corp., Meta Platforms, Inc., and Microsoft Corp.. The top negative contributors to the Fund’s performance during the Reporting Period were Roche Holding AG, Pfizer, Inc., and Dollar General Corp..
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
23

SPDR MSCI World StrategicFactors ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI World Factor Mix A-Series Index	Net Asset Value	Market Value	MSCI World Factor Mix A-Series Index
ONE YEAR	21.40%	21.75%	21.16%	21.40%	21.75%	21.16%
FIVE YEARS	42.59%	43.13%	41.79%	7.35%	7.44%	7.23%
SINCE INCEPTION(1)	107.12%	107.42%	104.13%	8.12%	8.14%	7.95%
(1)	For the period June 4, 2014 to September 30, 2023. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (6/4/14, 6/5/14, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR MSCI World StrategicFactors ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.30%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
24

SPDR MSCI World StrategicFactors ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Microsoft Corp.	2.3%
Apple, Inc.	2.3
NVIDIA Corp.	2.0
Meta Platforms, Inc. Class A	1.5
Eli Lilly & Co.	1.4
UnitedHealth Group, Inc.	1.4
Johnson & Johnson	1.3
Alphabet, Inc. Class A	1.2
Visa, Inc. Class A	1.2
Merck & Co., Inc.	1.1
TOTAL	15.7%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.
25

SPDR S&P Emerging Asia Pacific ETF
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR S&P Emerging Asia Pacific ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the emerging markets of the Asia Pacific region. The Fund’s benchmark is the S&P Emerging Asia Pacific BMI Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 11.28%, and the Index was 10.66%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash drag, tax withholding differences, securities lending income, and cumulative effects of security mis-weights contributed to the difference between the Fund’s performance and that of the Index. Security misweights, and tax withholdings were primary drivers of Fund performance during the Reporting Period.
The Index delivered the best quarter by gaining 8.6% in last quarter of 2022. This quarter’s most significant news driving this positive momentum was China moving away from its zero-COVID-19 policy and lifting its COVID-19 restrictions after three years. This, of course, meant a spike in COVID-19 cases in the region, but the easing also implied a resurgence of trade from China. However, the sustainability of these gains was in doubt, as the high inflationary environment continued globally, with no end in sight for the Russia-Ukraine war.
The Index sustained its upward trend during the first quarter of 2023 by adding another 3.5% during this period. Notwithstanding the ongoing geopolitical tensions, elevated energy and food prices, and the effects of global monetary policy tightening, the global economy proved more resilient than expected in this quarter. China’s quick recovery provided a further boost. Economic activity rose across advanced economies. The manufacturing sector performed less well, while the service sector continued to exhibit strength. Inflation continued to slow down but remained elevated. Global equity markets proved to be resilient during the quarter as markets started the year with a strong January rally for equities driven by a decline in inflation and prospects of easier monetary policy. February saw a moderate pullback due to sticky core inflation, which together with strong economic data forced investors to reassess their interest rate expectations. In March, the collapse of several banks sparked fears of financial instability, but investors took comfort as regulators and central banks once again intervened to stabilize the sector.
The Index modestly lost 0.5% in the second quarter of 2023. Markets in India were strong, driven by foreign inflows and steady earnings whereas Taiwan and Indonesia also advanced moderately. The Philippines and Singapore ended the quarter with negative returns. China was the worst performer and had the largest impact to the Index given that the country weight is over 40% of the Index. In China, record high youth unemployment, consumer unwillingness to spend and soft demand at home and abroad were some of the major concerns.
The Index finished the last quarter of the fiscal year on a downward trend by losing another 1% amid higher interest rates and risk of financial instability in China. Additionally, global economic growth remained lackluster during this quarter, with manufacturing activities contracting for the fourth month running and services sector growth also slowing down. Global equity markets were boosted in July as inflation showed signs of easing in many regions. In August, Chinese real estate worries dampened investor sentiments. Many markets, including Taiwan saw spillover effects from Evergrande and the broader debt concerns around Chinese real estate names. By September, investors were further spooked by the prospects of the high interest rates regime persisting. Over the course of the quarter, crude oil prices rose by almost 30%.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Taiwan Semiconductor Manufacturing Co., Ltd., Tencent Holdings Ltd. and Quanta Computer, Inc.. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Meituan Class B, JD.com, Inc. Class A, and NIO, Inc. Class A.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
26

SPDR S&P Emerging Asia Pacific ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P Asia Pacific Emerging BMI Index	Net Asset Value	Market Value	S&P Asia Pacific Emerging BMI Index
ONE YEAR	11.28%	11.49%	10.66%	11.28%	11.49%	10.66%
FIVE YEARS	12.31%	11.96%	13.27%	2.35%	2.29%	2.52%
TEN YEARS	61.79%	60.93%	63.59%	4.93%	4.87%	5.04%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR S& P Emerging Asia Pacific ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.49%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
27

SPDR S&P Emerging Asia Pacific ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5.4%
Tencent Holdings Ltd.	4.1
Alibaba Group Holding Ltd.	2.9
HDFC Bank Ltd.	1.7
Reliance Industries Ltd. GDR	1.6
Taiwan Semiconductor Manufacturing Co. Ltd.	1.2
ICICI Bank Ltd. ADR	1.2
PDD Holdings, Inc. ADR	1.1
Meituan Class B	1.1
Infosys Ltd. ADR	1.0
TOTAL	21.3%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.
28

SPDR S&P Emerging Markets Dividend ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR S&P Emerging Markets Dividend ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks dividend paying securities of publicly-traded companies in emerging markets. The Fund’s benchmark is the S&P Emerging Markets Dividend Opportunities Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 39.27%, and the Index was 41.63%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, cash drag, cumulative effect of security misweights, tax withholdings contributed to the difference between the Fund’s performance and that of the Index.
Global economic growth remained lackluster in the past 12 months, with manufacturing activities contracting for four straight months and services sector growth also slowing down. Broad emerging stocks performed significantly worse than their developed market (the “DM”) counterparts over the Reporting Period. China continued to be a laggard, with debt concerns around the domestic real estate sector spooking investors. In China, the economy stalled somewhat in September, with retail sales, pricing power, and loan growth weakening, compared to August numbers. The Index outperformed MSCI Emerging Markets by nearly 30% with most of outperformance coming from the dividend stock selection in Taiwan and China. Information technology sector was the strongest performing sector in the Index and drove majority of the returns for the Reporting Period. Technology names led strong performance was based on optimism about AI growth. Behind Information Technology, Financials, Energy, and Utilities, were the strongest sectors contributing to the Fund’s return.
The Fund used emerging markets Index futures in order to equitize cash and receivables in the fund during the Reporting Period. The Fund’s use of futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Quanta Computer, Inc., Wistron Corp., and Lite-On Technology Corp.. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Saudi Telecom Co., Banco Bradesco SA Pfd, and Wiwynn Corp..
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
29

SPDR S&P Emerging Markets Dividend ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P Emerging Markets Dividend Opportunities Index	Net Asset Value	Market Value	S&P Emerging Markets Dividend Opportunities Index
ONE YEAR	39.27%	41.24%	41.63%	39.27%	41.24%	41.63%
FIVE YEARS	19.24%	19.62%	23.57%	3.58%	3.65%	4.32%
TEN YEARS	11.65%	11.59%	22.68%	1.11%	1.10%	2.07%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR S& P Emerging Markets Dividend ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.49%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
30

SPDR S&P Emerging Markets Dividend ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
PetroChina Co. Ltd. Class H	3.3%
Quanta Computer, Inc.	3.3
NTPC Ltd.	3.3
Power Grid Corp. of India Ltd.	3.1
Advanced Info Service PCL NVDR	2.9
Hero MotoCorp Ltd.	2.7
Saudi Telecom Co.	2.5
Kunlun Energy Co. Ltd.	2.4
TMBThanachart Bank PCL NVDR	2.3
Getac Holdings Corp.	2.2
TOTAL	28.0%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.
31

SPDR S&P Emerging Markets Small Cap ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR S&P Emerging Markets Small Cap ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the small capitalization segment of global emerging market countries. The Fund’s benchmark is the S&P Emerging Markets Under USD2 Billion Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 20.50%, and the Index was 21.40%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, transaction costs, cash drag, and the cumulative effect of security misweights contributed to the difference between the Fund’s performance and that of the Index.
With an overall risk positive environment, emerging market small cap equities outperformed their large and mid-cap equity counterparts over the Reporting Period. Taiwan (the largest country weight in the Fund) was the top performing country, led by the information technology sector and the optimism about the growth of artificial intelligence. India small cap companies also performed well, led by the industrials sector, as the rapidly growing local economy provides demand for capital goods and transportation. China faced challenges as consumption spending and industrial activity remained weak and geopolitical tensions with China and U.S. persisted. The Fund had less exposure to China which also contributed to the outperformance compared to large and mid-cap equities.
The Fund used index equity futures in order to equitize dividend receivables and cash during the Reporting Period. The Fund’s use of futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Alchip Technologies Ltd., Gigabyte Technology Co., and MINISO Group Holding. The top negative contributors to the Fund’s performance during the Reporting Period were Transaction Capital Ltd., Grupo Casas Bahia S.A, and Telkom SA.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
32

SPDR S&P Emerging Markets Small Cap ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P Emerging Markets Under USD2 Billion Index	Net Asset Value	Market Value	S&P Emerging Markets Under USD2 Billion Index
ONE YEAR	20.50%	20.84%	21.40%	20.50%	20.84%	21.40%
FIVE YEARS	37.16%	37.21%	41.55%	6.52%	6.53%	7.20%
TEN YEARS	51.54%	53.42%	58.42%	4.24%	4.37%	4.71%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR S& P Emerging Markets Small Cap ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.65%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
33

SPDR S&P Emerging Markets Small Cap ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Compeq Manufacturing Co. Ltd.	0.2%
Mr Price Group Ltd.	0.2
Truworths International Ltd.	0.2
Chinasoft International Ltd.	0.2
Foschini Group Ltd.	0.2
Macronix International Co. Ltd.	0.2
Sanyang Motor Co. Ltd.	0.2
KRUK SA	0.2
Radiant Opto-Electronics Corp.	0.2
Silicon Motion Technology Corp. ADR	0.2
TOTAL	2.0%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.
34

SPDR S&P Global Dividend ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR S&P Global Dividend ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks stocks of global companies that offer high dividend yields. The Fund’s benchmark is the S&P Global Dividend Aristocrats Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 7.87%, and the Index was 7.51%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees, dividend tax withholding differences, futures, cash, and small security mis-weights contributed to the difference between the Fund’s performance and that of the Index.
Seven of the twelve months in the Reporting Period posted positive returns. The market environment during this time was significantly influenced by the U.S. Federal Reserve (the “Fed”). Its efforts to combat the highest U.S. inflation in nearly 40 years took center stage, as did the immediate downstream effects of these large rate increases and speculation on when and if those rate increases would have to be halted, or even reversed. But there were other themes connected to tech and the prospects of artificial intelligence that were also impactful.
The Reporting Period began with markets reacting to the latest Fed rumors, moving back and forth as investors evaluated various indicators. When signs appeared that the global economy was beginning to cool, however, markets counterintuitively began to rise again, fueled by speculation that the Fed would have to roll back its tightening measures. A surging energy sector that was benefitting from higher energy prices also helped. After four consecutive 75 bps rate increases, the Fed tightened by only 50 bps at December’s meeting. However, the Fed reiterated that it would maintain its staunchly hawkish stance, capping some market exuberance but maintaining the market’s gains for the quarter.
As 2023 began, markets moved higher as investors interpreted inflation, GDP and headline unemployment numbers as net positives, despite some weakening corporate earnings. But the sudden collapse of Silicon Valley Bank and the deposit vulnerability it exposed in regional banks-driven by depositors chasing higher yields available in money market funds and the like-significantly rattled investors. Fortunately, when regulatory bailouts appeared to limit bank failures and contain the financial contagion, the markets recovered with surprising strength connected to newfound enthusiasm for tech companies and all things AI-related.
This enthusiasm continued into the second quarter of 2023, assisted by falling inflation and a June pause in rate hikes. To a large degree, though, market gains were dominated by a handful of tech giants. The performance concentration in the largest tech names that drove markets to ever higher levels was definitely noted, but concerns about lack of market breadth did not seem to unsettle investors.
Markets continued to climb after June’s U.S. inflation number came in at only 3%, which was its slowest pace in more than two years and which reinvigorated investors on the idea that a soft landing might indeed be possible. But a downgrade of the United States’ credit rating on August 1st put an end to the euphoria. That, combined with record high mortgage interest rates, additional regional bank downgrades and concerns about the Chinese property market and its impact on China’s overall economy, put newfound fear into investor sentiment. Tech names sold off particularly strongly as the Fed communicated that it might hold rates higher for longer than expected, giving markets a tough September to end the year-long period.
The Fund used futures in order to equitize cash and receivables during the Reporting Period. The Fund’s use of futures helped the performance of the Fund relative to the index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Adecco Group AG, Mitsubishi UFJ Financial Group, Inc., and Ashmore Group. The top negative contributors to the Fund’s performance during the Reporting Period were Newell Brands, Inc., New World Development Co, Ltd., and Allied Properties Real Estate Investment Trust.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
35

SPDR S&P Global Dividend ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P Global Dividend Aristocrats Index	Net Asset Value	Market Value	S&P Global Dividend Aristocrats Index
ONE YEAR	7.87%	7.70%	7.51%	7.87%	7.70%	7.51%
FIVE YEARS	3.27%	2.88%	1.93%	0.65%	0.57%	0.38%
TEN YEARS	36.79%	36.33%	33.62%	3.18%	3.15%	2.94%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR S& P Global Dividend ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.40%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
36

SPDR S&P GLOBAL DIVIDEND ETF
Portfolio Summary (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Adecco Group AG	2.1%
A2A SpA	2.0
Lenovo Group Ltd.	1.7
Sumitomo Forestry Co. Ltd.	1.7
Toyo Tire Corp.	1.6
Toyo Seikan Group Holdings Ltd.	1.6
Bouygues SA	1.5
Russel Metals, Inc.	1.5
Keyera Corp.	1.5
Great-West Lifeco, Inc.	1.3
TOTAL	16.5%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.
37

SPDR S&P Global Infrastructure ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR S&P Global Infrastructure ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the global infrastructure industry market. The Fund’s benchmark is the S&P Global Infrastructure Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 6.24%, and the Index was 5.90%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag, securities lending income, cumulative effects of security mis-weights and compounding (the exponential growth of outperformance or underperformance) also contributed to the difference between the Fund’s performance and that of the Index and were primary drivers of Fund performance during the Reporting Period.
It is said that the return performance of an Infrastructure Index tends to track the broader economic environment. Two Sectors within the Index, Industrials and Energy, showed positive performance while the utilities sector maintained negative performance during the Reporting Period. The Industrials Sector tends to benefit from a stronger economy which can lead to increased demand for capital goods and transportation. Much like the broad market, industrials have been sensitive to the overall inflationary environment. Additionally, the Energy Sector began the Reporting Period with concern over global inflation and energy prices with the backdrop of the Ukraine war contributing to the concern, yet the mild winter in 2022 helped ease concerns and reduced natural gas pricing. Finally, while there was a boosting effect on crude oil pricing that drove profits for large oil companies, the utilities sector of this fund did not fair as well. The defensive nature of this sector is highly susceptible to interest rate changes which raised profitability concerns for many of its constituents over the Reporting Period.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Aena SME SA, Grupo Aeroportuario del Pacifico SAB, and Enel SpA. The top negative contributors to the Fund’s performance during the Reporting Period were NextEra Energy, Inc., Dominion Energy, and Eversource Energy.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
38

SPDR S&P Global Infrastructure ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P Global Infrastructure Index	Net Asset Value	Market Value	S&P Global Infrastructure Index
ONE YEAR	6.24%	6.23%	5.90%	6.24%	6.23%	5.90%
FIVE YEARS	18.02%	17.54%	16.92%	3.37%	3.29%	3.18%
TEN YEARS	54.21%	53.92%	50.88%	4.43%	4.41%	4.20%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR S& P Global Infrastructure ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.40%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
39

SPDR S&P Global Infrastructure ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Aena SME SA	5.1%
Transurban Group Stapled Security	5.0
Enbridge, Inc.	4.6
NextEra Energy, Inc.	4.5
Grupo Aeroportuario del Pacifico SAB de CV ADR	3.2
Southern Co.	3.2
Auckland International Airport Ltd.	3.1
Duke Energy Corp.	3.1
Iberdrola SA	2.9
Williams Cos., Inc.	2.7
TOTAL	37.4%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.
40

SPDR S&P International Dividend ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR S&P International Dividend ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks exchange-listed common stocks of companies domiciled in countries outside the United States that offer high dividend yields. The Fund’s benchmark is the S&P International Dividend Opportunities Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 18.58%, and the Index was 18.94%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fund expenses, income from securities lending, cash drag, transaction costs, compounding differences resulting from performance volatility, and slight variations between the Fund’s holdings and the Index constituents contributed to the difference between the Fund’s performance and that of the Index.
Inflation, interest rates and concerns over a recession were primary drivers of Fund performance during the Reporting Period. The Fund started off the Reporting Period with strong performance returning 12.75% in the fourth quarter of 2022 setting the baseline for performance over the rest of the Reporting Period. Inflation had started to show signs of slowing in the Eurozone and Japan. However, key central banks continued with their hawkish tone, which further dented market sentiments toward the end of the fourth quarter. During this period, 48 countries saw higher interest rates as policy rates were hiked by all major central banks putting pressure on the global economy. Monetary tightening was continuing but there was some relief in the pace of tightening. Despite this, economic growth remained resilient. Heading into 2023, global equites had the headwinds of continued global monetary policy tightening, coupled with elevated energy and food prices, and the continued geopolitical tensions. The yield curve continued to warn of a possible recession. The U.S. market faced an upheaval in the banking sector that resulted in acute liquidity stress in the financial sector in the United States and Europe. Despite this, global equities finished on a positive note for the remainder of the Reporting Period adding an additional 5.17% in the final 9 months of the Reporting Period.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Wistron Corp., Enel SpA, and E.ON SE. The top negative contributors to the Fund’s performance during the Reporting Period were Telefonica Deutschland Holding AG, TAG Immobilien AG, and Canadian Utilities Limited Class A.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
41

SPDR S&P International Dividend ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P International Dividend Opportunities Index	Net Asset Value	Market Value	S&P International Dividend Opportunities Index
ONE YEAR	18.58%	18.91%	18.94%	18.58%	18.91%	18.94%
FIVE YEARS	8.11%	8.09%	8.92%	1.57%	1.57%	1.72%
TEN YEARS	12.30%	11.57%	16.23%	1.17%	1.10%	1.52%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR S& P International Dividend ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.45%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.
42

SPDR S&P International Dividend ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
British American Tobacco PLC	2.1%
TC Energy Corp.	1.6
KT&G Corp.	1.6
Bouygues SA	1.6
SoftBank Corp.	1.6
BCE, Inc.	1.5
Mapletree Logistics Trust REIT	1.5
Redeia Corp. SA	1.5
Allianz SE	1.5
Zurich Insurance Group AG	1.4
TOTAL	15.9%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.
43

SPDR EURO STOXX 50 ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 99.8%
AUSTRALIA — 0.9%
Flutter Entertainment PLC (a)	131,921	$ 21,635,094
BELGIUM — 1.6%
Anheuser-Busch InBev SA	668,868	37,185,693
CHINA — 1.4%
Prosus NV	1,152,735	34,075,194
FINLAND — 1.9%
Nokia Oyj	3,964,086	14,974,811
Nordea Bank Abp	2,666,662	29,396,496
		44,371,307
FRANCE — 36.0%
Air Liquide SA	391,291	66,218,413
Airbus SE	438,202	58,911,912
AXA SA	1,415,070	42,219,429
BNP Paribas SA	874,928	55,978,125
Cie de Saint-Gobain SA	383,693	23,106,646
Danone SA	479,216	26,515,154
EssilorLuxottica SA	229,817	40,186,526
Hermes International SCA	26,263	48,098,736
Kering SA	53,746	24,576,656
L'Oreal SA	181,278	75,466,125
LVMH Moet Hennessy Louis Vuitton SE	193,164	146,512,678
Pernod Ricard SA	149,482	24,981,984
Safran SA	283,345	44,590,741
TotalEnergies SE	1,866,481	123,133,086
Vinci SA	446,208	49,613,836
		850,110,047
GERMANY — 25.6%
adidas AG	124,135	21,898,523
Allianz SE	301,313	72,001,720
BASF SE	666,740	30,318,877
Bayer AG	733,916	35,316,177
Bayerische Motoren Werke AG	222,787	22,733,704
Deutsche Boerse AG	141,929	24,598,763
Deutsche Post AG	735,601	30,011,736
Deutsche Telekom AG	2,590,553	54,492,919
Infineon Technologies AG	975,117	32,371,064
Mercedes-Benz Group AG	597,504	41,682,500
Muenchener Rueckversicherungs-Gesellschaft AG	101,949	39,840,103
SAP SE	764,178	99,370,406
Siemens AG	559,545	80,367,465
Volkswagen AG Preference Shares	153,922	17,753,399
		602,757,356
ITALY — 6.5%
Enel SpA	5,803,331	35,759,692
Eni SpA	1,704,776	27,536,037
Security Description	Shares	Value
Ferrari NV	87,989	$ 26,056,392
Intesa Sanpaolo SpA	12,045,975	31,118,971
UniCredit SpA	1,343,259	32,326,050
		152,797,142
NETHERLANDS — 10.7%
Adyen NV (a)(b)	21,354	15,954,853
ASML Holding NV	301,127	178,251,269
ING Groep NV	2,703,937	35,928,057
Koninklijke Ahold Delhaize NV	725,092	21,894,552
		252,028,731
SPAIN — 6.9%
Banco Bilbao Vizcaya Argentaria SA	4,456,439	36,377,746
Banco Santander SA	12,090,539	46,319,907
Iberdrola SA	4,330,895	48,581,627
Industria de Diseno Textil SA	830,243	31,020,609
		162,299,889
UNITED STATES — 8.3%
Sanofi	856,393	92,012,537
Schneider Electric SE	427,960	71,128,057
Stellantis NV	1,707,047	32,911,590
		196,052,184
TOTAL COMMON STOCKS (Cost $2,445,022,903)		2,353,312,637

SHORT-TERM INVESTMENT — 0.0% (c)
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (d)(e) (Cost $517,645)	517,541	517,645
TOTAL INVESTMENTS — 99.8% (Cost $2,445,540,548)		2,353,830,282
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		5,588,555
NET ASSETS — 100.0%		$ 2,359,418,837
(a)	Non-income producing security.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 0.7% of net assets as of September 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Amount is less than 0.05% of net assets.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2023 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at September 30, 2023.

See accompanying notes to financial statements.
44

SPDR EURO STOXX 50 ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$2,353,312,637	$—	$—	$2,353,312,637
Short-Term Investment	517,645	—	—	517,645
TOTAL INVESTMENTS	$2,353,830,282	$—	$—	$2,353,830,282
Sector Breakdown as of September 30, 2023

		% of Net Assets
	Consumer Discretionary	19.9
	Financials	19.6
	Industrials	15.1
	Information Technology	13.8
	Consumer Staples	7.9
	Health Care	7.1
	Energy	6.4
	Materials	4.1
	Utilities	3.6
	Communication Services	2.3
	Short-Term Investment	0.0(a)
	Other Assets in Excess of Liabilities	0.2
	TOTAL	100.0
(a)	Amount is less than 0.05% of net assets.
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	922,874	$ 923,059	$ 87,718,771	$ 88,124,008	$(49)	$(128)	517,541	$517,645	$ 53,715
State Street Navigator Securities Lending Portfolio II	11,059,238	11,059,238	651,348,629	662,407,867	—	—	—	—	188,365
Total		$11,982,297	$739,067,400	$750,531,875	$(49)	$(128)		$517,645	$242,080
See accompanying notes to financial statements.
45

SPDR MSCI ACWI CLIMATE PARIS ALIGNED ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 98.9%
AUSTRALIA — 1.3%
ANZ Group Holdings Ltd.	19,045	$ 315,403
ASX Ltd.	869	32,036
Cochlear Ltd.	279	45,975
Commonwealth Bank of Australia	5,589	360,606
Dexus REIT	60,407	284,603
Goodman Group REIT (a)	25,056	346,871
GPT Group REIT	25,578	64,381
Macquarie Group Ltd.	716	77,509
Medibank Pvt Ltd.	16,664	36,997
Mineral Resources Ltd.	2,370	103,447
National Australia Bank Ltd.	6,306	118,312
Pilbara Minerals Ltd. (a)	6,977	19,363
QBE Insurance Group Ltd.	9,790	99,263
REA Group Ltd. (a)	361	35,955
Scentre Group REIT	39,580	62,840
Stockland REIT	8,523	21,563
Suncorp Group Ltd.	17,403	156,910
Transurban Group Stapled Security	60,829	498,197
Treasury Wine Estates Ltd.	3,848	30,621
Vicinity Ltd. REIT	25,307	27,685
Wesfarmers Ltd.	5,044	172,080
		2,910,617
AUSTRIA — 0.1%
Verbund AG	3,897	317,904
BELGIUM — 0.2%
Anheuser-Busch InBev SA	1,319	73,330
Elia Group SA	2,235	219,238
Groupe Bruxelles Lambert NV	361	26,969
KBC Group NV	1,335	83,590
UCB SA	743	60,997
		464,124
BRAZIL — 1.1%
B3 SA - Brasil Bolsa Balcao	37,111	91,124
Banco BTG Pactual SA	11,056	68,631
BB Seguridade Participacoes SA	23,151	144,358
CCR SA	76,822	197,841
Hapvida Participacoes e Investimentos SA (b)(c)	32,094	30,137
Hypera SA	7,647	56,743
Localiza Rent a Car SA	10,570	123,667
Lojas Renner SA	30,241	80,962
Magazine Luiza SA (c)	36,837	15,603
MercadoLibre, Inc. (c)	226	286,541
Natura & Co. Holding SA (c)	9,376	27,275
Raia Drogasil SA	10,670	58,880
TIM SA	17,356	51,632
WEG SA	32,246	233,669
Security Description	Shares	Value
Wheaton Precious Metals Corp. (a)	24,043	$ 980,215
		2,447,278
CANADA — 3.8%
Agnico Eagle Mines Ltd.	4,611	210,496
Bank of Montreal	1,520	128,818
BCE, Inc. (a)	4,437	170,162
Canadian Imperial Bank of Commerce	13,536	524,920
CGI, Inc. (c)	3,501	346,682
Dollarama, Inc.	6,315	437,099
Element Fleet Management Corp. (a)	20,842	300,452
GFL Environmental, Inc. (a)	810	25,840
Great-West Lifeco, Inc. (a)	13,168	378,483
Hydro One Ltd. (a)(b)	25,268	646,278
iA Financial Corp., Inc.	1,996	125,783
IGM Financial, Inc. (a)	3,287	83,755
Intact Financial Corp.	1,664	243,717
Ivanhoe Mines Ltd. Class A (a)(c)	2,903	24,993
Loblaw Cos. Ltd. (a)	12,342	1,053,452
Manulife Financial Corp. (a)	3,654	67,080
National Bank of Canada (a)	1,541	102,843
Northland Power, Inc. (a)	19,083	312,216
Onex Corp. (a)	4,146	244,804
Pan American Silver Corp. (a)	3,026	44,002
Power Corp. of Canada (a)	13,384	342,322
Quebecor, Inc. Class B (a)	3,279	70,600
Restaurant Brands International, Inc. (a)	1,565	104,700
RioCan Real Estate Investment Trust	11,194	149,612
Rogers Communications, Inc. Class B (a)	3,807	146,845
Royal Bank of Canada (a)	12,286	1,078,660
Shopify, Inc. Class A (c)	3,161	173,341
Sun Life Financial, Inc. (a)	7,140	349,976
Thomson Reuters Corp. (a)	2,349	288,691
TMX Group Ltd. (a)	4,805	103,741
Toromont Industries Ltd.	681	55,719
Toronto-Dominion Bank (a)	10,001	605,312
		8,941,394
CHILE — 0.3%
Antofagasta PLC	12,458	217,288
Banco de Chile	555,871	56,306
Banco de Credito e Inversiones SA	1,307	33,293
Banco Santander Chile	2,031,033	93,554
Falabella SA	36,642	81,450
Lundin Mining Corp. (a)	15,556	116,555
Sociedad Quimica y Minera de Chile SA Class B, Preference Shares	865	51,175
		649,621

See accompanying notes to financial statements.
46

SPDR MSCI ACWI CLIMATE PARIS ALIGNED ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
CHINA — 3.7%
Advanced Micro-Fabrication Equipment, Inc. China Class A	1,149	$ 23,742
Alibaba Group Holding Ltd. (c)	64,824	708,509
Alibaba Health Information Technology Ltd. (a)(c)	40,000	24,924
Anhui Gujing Distillery Co. Ltd. Class A	600	22,383
Anhui Gujing Distillery Co. Ltd. Class B	4,400	73,597
Anhui Yingjia Distillery Co. Ltd. Class A	3,100	31,295
Baidu, Inc. Class A (c)	9,622	163,892
Bank of Chengdu Co. Ltd. Class A	12,300	23,230
Beijing-Shanghai High Speed Railway Co. Ltd. Class A	151,200	106,462
Bosideng International Holdings Ltd.	52,000	22,375
Budweiser Brewing Co. APAC Ltd. (b)	7,700	15,200
BYD Co. Ltd. Class A	2,600	84,469
BYD Co. Ltd. Class H	8,500	262,645
C&D International Investment Group Ltd.	12,911	31,421
China Conch Venture Holdings Ltd.	110,000	93,822
China Feihe Ltd. (b)	72,000	42,473
China International Capital Corp. Ltd. Class H (b)	17,600	32,270
China Life Insurance Co. Ltd. Class H	46,000	71,656
China Longyuan Power Group Corp. Ltd. Class H	159,000	138,458
China Medical System Holdings Ltd.	24,000	36,344
China Overseas Land & Investment Ltd.	79,500	164,850
China Resources Land Ltd.	12,000	47,805
China Resources Microelectronics Ltd. Class A	6,097	45,265
China Ruyi Holdings Ltd. (a)(c)	116,000	30,067
China Three Gorges Renewables Group Co. Ltd. Class A	130,400	85,552
China Vanke Co. Ltd. Class H	23,096	25,479
China Yangtze Power Co. Ltd. Class A	32,096	97,974
Chow Tai Fook Jewellery Group Ltd.	12,000	18,080
Contemporary Amperex Technology Co. Ltd. Class A	7,360	205,099
CSPC Pharmaceutical Group Ltd.	56,720	41,570
East Buy Holding Ltd. (a)(b)(c)	8,000	37,743
ESR Group Ltd. (b)	150,800	211,802
Eve Energy Co. Ltd. Class A	9,400	58,213
Security Description	Shares	Value
Ganfeng Lithium Group Co. Ltd. Class H (a)(b)	5,000	$ 20,525
Goldwind Science & Technology Co. Ltd. Class A	15,700	19,890
Gotion High-tech Co. Ltd. Class A (c)	7,600	24,201
Greentown China Holdings Ltd.	21,000	21,799
Guangzhou Shiyuan Electronic Technology Co. Ltd. Class A	3,100	21,568
Hainan Airport Infrastructure Co. Ltd. Class A (c)	52,800	28,771
Hansoh Pharmaceutical Group Co. Ltd. (b)	18,000	24,500
Hengtong Optic-electric Co. Ltd. Class A	10,900	21,124
Huadong Medicine Co. Ltd. Class A	5,700	33,046
JA Solar Technology Co. Ltd. Class A	15,116	53,072
JD Health International, Inc. (b)(c)	17,200	89,164
JD Logistics, Inc. (a)(b)(c)	14,500	18,422
JD.com, Inc. Class A	3,296	48,439
Jiangsu King's Luck Brewery JSC Ltd. Class A	5,800	46,706
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	1,300	23,089
KE Holdings, Inc. ADR	1,817	28,200
Kingdee International Software Group Co. Ltd. (c)	95,000	116,933
Kweichow Moutai Co. Ltd. Class A	702	173,295
Li Auto, Inc. Class A (c)	4,668	82,431
LONGi Green Energy Technology Co. Ltd. Class A	34,632	129,672
Lufax Holding Ltd. ADR	27,092	28,717
Luzhou Laojiao Co. Ltd. Class A	2,300	68,393
Meituan Class B (b)(c)	19,948	291,890
Montage Technology Co. Ltd. Class A	3,102	21,160
NARI Technology Co. Ltd. Class A	36,528	111,252
National Silicon Industry Group Co. Ltd. Class A (c)	12,616	34,234
NetEase, Inc.	6,600	134,413
Ningbo Deye Technology Co. Ltd. Class A	2,020	21,470
NIO, Inc. ADR (c)	7,210	65,178
Nongfu Spring Co. Ltd. Class H (b)	11,000	63,203
NXP Semiconductors NV	130	25,990
PDD Holdings, Inc. ADR (c)	1,450	142,201
Ping An Healthcare & Technology Co. Ltd. (a)(b)(c)	10,100	23,574
Prosus NV	9,960	294,421
Qifu Technology, Inc. ADR	2,892	44,421

See accompanying notes to financial statements.
47

SPDR MSCI ACWI CLIMATE PARIS ALIGNED ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Sanan Optoelectronics Co. Ltd. Class A	23,000	$ 48,679
Sangfor Technologies, Inc. Class A (c)	1,900	24,334
Shanghai Bairun Investment Holding Group Co. Ltd. Class A	4,800	18,994
Shanghai Baosight Software Co. Ltd. Class A	7,944	49,262
Shanghai Baosight Software Co. Ltd. Class B	46,440	97,756
Shanghai Putailai New Energy Technology Co. Ltd. Class A	9,035	36,322
Shanghai Rural Commercial Bank Co. Ltd. Class A	44,500	36,891
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. Class A	1,700	55,883
Shenzhen Inovance Technology Co. Ltd. Class A	4,900	44,718
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	600	22,220
Sichuan Chuantou Energy Co. Ltd. Class A	20,300	41,237
Sungrow Power Supply Co. Ltd. Class A	6,700	82,314
TCL Zhonghuan Renewable Energy Technology Co. Ltd. Class A	18,550	59,527
Tencent Holdings Ltd.	23,884	933,787
Tianqi Lithium Corp. Class A	1,800	13,571
Tongwei Co. Ltd. Class A	20,300	89,885
Topsports International Holdings Ltd. (b)	100,000	75,972
TravelSky Technology Ltd. Class H	35,000	60,688
Trip.com Group Ltd. (c)	2,858	101,886
Unisplendour Corp. Ltd. Class A (c)	12,900	41,733
Weibo Corp. ADR	1,543	19,349
Western Superconducting Technologies Co. Ltd. Class A	3,000	18,842
Wuliangye Yibin Co. Ltd. Class A	2,700	57,848
WuXi AppTec Co. Ltd. Class A	2,500	29,571
Wuxi Biologics Cayman, Inc. (b)(c)	10,000	58,288
Xinyi Solar Holdings Ltd.	372,000	278,340
XPeng, Inc. Class A (c)	9,010	80,473
Yealink Network Technology Corp. Ltd. Class A	5,600	27,394
Yuexiu Property Co. Ltd.	87,700	101,117
Yunnan Baiyao Group Co. Ltd. Class A	4,980	36,432
Zai Lab Ltd. ADR (a)(c)	715	17,382
Zangge Mining Co. Ltd. Class A	7,000	21,925
Security Description	Shares	Value
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. Class A	900	$ 33,996
Zhejiang Expressway Co. Ltd. Class H (a)	92,000	68,602
Zhuzhou CRRC Times Electric Co. Ltd. Class H	39,500	136,679
ZTE Corp. Class H	50,200	151,590
		8,547,517
CZECH REPUBLIC — 0.0% (d)
Komercni Banka AS	1,421	41,511
DENMARK — 1.1%
Chr Hansen Holding AS	441	27,074
Coloplast AS Class B	242	25,687
Genmab AS (c)	109	38,814
Novo Nordisk AS Class B	15,374	1,405,514
Novozymes AS Class B	11,288	456,283
ROCKWOOL AS Class B	657	159,745
Tryg AS	1,756	32,249
Vestas Wind Systems AS (c)	24,096	518,513
		2,663,879
FINLAND — 0.5%
Kesko Oyj Class B	21,034	377,918
Nokia Oyj (e)	3,650	13,788
Nokia Oyj (e)	10,682	40,483
Orion Oyj Class B	1,812	71,405
Sampo Oyj Class A	8,079	350,528
Wartsila Oyj Abp	22,886	260,599
		1,114,721
FRANCE — 2.3%
Alstom SA	12,547	300,222
Capgemini SE	303	53,189
Covivio SA REIT	3,603	160,598
Dassault Systemes SE	13,640	509,707
Edenred SE	1,726	108,328
Eiffage SA	1,665	158,724
EssilorLuxottica SA	1,195	208,961
Gecina SA REIT	3,522	360,773
Getlink SE	27,390	438,177
Hermes International SCA	76	139,188
Ipsen SA	272	35,767
Kering SA	261	119,349
Klepierre SA REIT	5,626	138,370
Legrand SA	2,634	243,458
L'Oreal SA	1,154	480,411
LVMH Moet Hennessy Louis Vuitton SE	1,004	761,523
Pernod Ricard SA	1,674	279,765
Remy Cointreau SA	582	71,263
Sartorius Stedim Biotech	88	21,056
Thales SA	519	73,137
Vinci SA	5,421	602,761
Vivendi SE	2,919	25,639

See accompanying notes to financial statements.
48

SPDR MSCI ACWI CLIMATE PARIS ALIGNED ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Worldline SA (b)(c)	671	$ 18,933
		5,309,299
GERMANY — 1.1%
adidas AG	492	86,793
Allianz SE	1,554	371,344
Beiersdorf AG	379	49,015
Carl Zeiss Meditec AG	337	29,550
Deutsche Boerse AG	474	82,152
Deutsche Post AG	812	33,129
Infineon Technologies AG	1,933	64,170
Knorr-Bremse AG	3,555	226,509
LEG Immobilien SE (c)	781	54,029
Merck KGaA	530	88,744
Muenchener Rueckversicherungs-Gesellschaft AG	409	159,831
SAP SE	6,028	783,855
Sartorius AG Preference Shares	156	53,150
Siemens AG	999	143,486
Siemens Healthineers AG (b)	2,503	127,202
Vonovia SE	8,000	193,201
Zalando SE (b)(c)	1,003	22,438
		2,568,598
GREECE — 0.0% (d)
JUMBO SA	1,947	53,596
HONG KONG — 0.4%
AIA Group Ltd.	48,200	392,956
China Common Rich Renewable Energy Investments Ltd. (a)(c)(f)	24,000	—
Henderson Land Development Co. Ltd.	90,000	237,300
Hong Kong Exchanges & Clearing Ltd.	5,533	206,714
Prudential PLC	3,954	42,894
Sino Biopharmaceutical Ltd.	52,750	19,061
		898,925
INDIA — 1.4%
ABB India Ltd.	1,925	95,003
Adani Green Energy Ltd. (c)	24,085	286,310
Asian Paints Ltd.	749	28,511
AU Small Finance Bank Ltd. (b)	6,016	51,690
Avenue Supermarts Ltd. (b)(c)	689	30,497
Bajaj Finance Ltd.	935	87,945
Bajaj Finserv Ltd.	3,684	68,331
Bajaj Holdings & Investment Ltd.	1,105	94,590
Bharat Electronics Ltd.	113,469	188,976
Bharti Airtel Ltd.	3,602	40,184
Cholamandalam Investment & Finance Co. Ltd.	2,485	36,435
Colgate-Palmolive India Ltd.	1,382	33,377
Dabur India Ltd.	9,738	64,684
Security Description	Shares	Value
Divi's Laboratories Ltd.	583	$ 26,434
DLF Ltd.	17,635	112,744
Godrej Properties Ltd. (c)	4,717	88,278
Havells India Ltd.	10,902	182,347
HCL Technologies Ltd.	4,099	60,951
HDFC Life Insurance Co. Ltd. (b)	3,225	24,754
Hindustan Unilever Ltd.	2,962	87,946
Infosys Ltd. ADR	15,941	272,750
Kotak Mahindra Bank Ltd.	3,011	62,935
PI Industries Ltd.	2,049	85,201
SBI Life Insurance Co. Ltd. (b)	1,949	30,638
Sun Pharmaceutical Industries Ltd.	6,359	88,725
Tata Consultancy Services Ltd.	6,350	269,825
Tata Consumer Products Ltd.	3,764	39,747
Tata Elxsi Ltd.	905	78,763
Tech Mahindra Ltd.	5,764	84,876
Titan Co. Ltd.	1,216	46,109
Torrent Pharmaceuticals Ltd.	3,335	77,474
Trent Ltd.	8,857	221,864
Wipro Ltd. ADR (a)	32,468	157,145
Yes Bank Ltd. (c)	525,510	109,163
Zomato Ltd. (c)	29,934	36,588
		3,351,790
INDONESIA — 0.1%
Bank Central Asia Tbk PT	91,300	52,133
Merdeka Copper Gold Tbk PT (c)	790,049	147,224
		199,357
IRELAND — 0.2%
Kingspan Group PLC	6,854	514,933
ISRAEL — 0.1%
Azrieli Group Ltd.	1,118	57,383
Bank Hapoalim BM	5,129	45,658
Nice Ltd. (c)	119	20,165
		123,206
ITALY — 0.5%
Amplifon SpA	2,099	62,492
Davide Campari-Milano NV	4,291	50,724
DiaSorin SpA	209	19,123
FinecoBank Banca Fineco SpA	3,130	38,159
Mediobanca Banca di Credito Finanziario SpA	12,927	171,491
Moncler SpA	495	28,866
Recordati Industria Chimica e Farmaceutica SpA	1,326	62,769
Terna - Rete Elettrica Nazionale	107,629	812,251
		1,245,875
JAPAN — 4.7%
Advantest Corp. (a)	1,600	44,829
Asahi Intecc Co. Ltd.	1,400	25,218
Astellas Pharma, Inc.	22,000	305,766

See accompanying notes to financial statements.
49

SPDR MSCI ACWI CLIMATE PARIS ALIGNED ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Azbil Corp. (a)	8,800	$ 269,971
Chugai Pharmaceutical Co. Ltd.	11,800	365,644
Daiichi Sankyo Co. Ltd.	9,600	264,149
Daito Trust Construction Co. Ltd.	400	42,218
East Japan Railway Co.	12,600	722,352
Eisai Co. Ltd.	1,000	55,647
FANUC Corp.	30,300	790,470
Fast Retailing Co. Ltd.	1,300	283,914
FUJIFILM Holdings Corp.	5,400	313,307
Fujitsu Ltd.	400	47,177
Hamamatsu Photonics KK	2,500	105,529
Hikari Tsushin, Inc. (a)	500	76,311
Hoya Corp.	1,400	143,776
Ibiden Co. Ltd.	1,300	69,380
Japan Exchange Group, Inc.	8,000	148,715
Keio Corp. (a)	2,000	68,916
Keisei Electric Railway Co. Ltd.	9,900	343,656
Keyence Corp.	800	297,537
Kikkoman Corp.	400	21,026
Koito Manufacturing Co. Ltd.	3,800	57,462
Kurita Water Industries Ltd. (a)	8,000	279,524
Kyocera Corp.	10,300	523,680
Kyowa Kirin Co. Ltd.	1,100	19,195
Lasertec Corp.	200	31,188
M3, Inc.	1,200	21,841
Mitsui Fudosan Co. Ltd.	5,300	116,992
MonotaRO Co. Ltd.	1,600	17,161
Murata Manufacturing Co. Ltd.	4,500	82,446
NEC Corp.	3,200	177,150
Nexon Co. Ltd.	1,300	23,291
NIDEC Corp. (a)	1,700	78,959
Nintendo Co. Ltd.	1,300	54,274
NTT Data Group Corp.	1,500	20,149
Obic Co. Ltd.	200	30,404
Olympus Corp.	5,200	67,655
Omron Corp. (a)	11,700	522,727
Ono Pharmaceutical Co. Ltd.	15,000	288,289
Oriental Land Co. Ltd.	2,300	75,662
ORIX Corp.	7,000	131,017
Pan Pacific International Holdings Corp.	1,500	31,543
Rakuten Group, Inc. (a)	6,700	27,527
Recruit Holdings Co. Ltd.	4,100	126,634
Renesas Electronics Corp. (c)	4,000	61,263
SBI Holdings, Inc.	6,900	145,560
Seiko Epson Corp. (a)	2,700	42,511
Shionogi & Co. Ltd.	3,700	165,778
Shiseido Co. Ltd.	2,000	70,363
Shizuoka Financial Group, Inc.	19,700	160,927
SMC Corp.	100	44,885
SoftBank Group Corp.	3,200	135,849
Sony Group Corp.	5,100	418,321
Sumitomo Metal Mining Co. Ltd.	17,100	504,090
Security Description	Shares	Value
Sysmex Corp.	800	$ 38,240
TDK Corp.	2,000	74,277
Terumo Corp.	5,800	154,032
TIS, Inc.	7,000	154,471
Tokio Marine Holdings, Inc.	8,400	195,048
Tokyo Electron Ltd.	700	95,882
Yamaha Corp.	600	16,429
Yaskawa Electric Corp.	12,700	459,149
Yokogawa Electric Corp.	17,400	336,806
Z Holdings Corp.	8,800	24,503
		10,908,662
KUWAIT — 0.2%
Agility Public Warehousing Co. KSC (c)	60,683	109,565
Boubyan Bank KSCP	32,038	62,614
Gulf Bank KSCP	37,920	32,270
National Bank of Kuwait SAKP	116,418	341,287
		545,736
LUXEMBOURG — 0.0% (d)
Eurofins Scientific SE	488	27,642
Reinet Investments SCA	2,911	64,237
		91,879
MEXICO — 0.4%
Banco del Bajio SA (b)	6,942	21,895
Fibra Uno Administracion SA de CV REIT	92,652	154,878
Grupo Aeroportuario del Pacifico SAB de CV Class B	4,936	81,357
Grupo Aeroportuario del Sureste SAB de CV Class B	3,419	83,920
Grupo Mexico SAB de CV Class B	36,928	175,285
Grupo Televisa SAB Series CPO	20,771	12,657
Promotora y Operadora de Infraestructura SAB de CV	14,447	129,494
Southern Copper Corp.	2,718	204,638
		864,124
NETHERLANDS — 0.6%
Adyen NV (b)(c)	60	44,830
Akzo Nobel NV	298	21,606
ASML Holding NV	1,390	822,806
Ferrovial SE	12,330	378,186
NN Group NV (a)	4,787	154,277
Universal Music Group NV (a)	2,948	77,187
		1,498,892
NEW ZEALAND — 0.2%
Mercury NZ Ltd.	54,051	198,107
Meridian Energy Ltd.	51,394	158,724
Xero Ltd. (c)	760	55,147
		411,978
NORWAY — 0.3%
DNB Bank ASA	16,073	325,664

See accompanying notes to financial statements.
50

SPDR MSCI ACWI CLIMATE PARIS ALIGNED ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Gjensidige Forsikring ASA	15,205	$ 225,056
Mowi ASA	3,115	55,489
		606,209
POLAND — 0.3%
Bank Polska Kasa Opieki SA	4,147	95,907
LPP SA	12	35,738
Powszechna Kasa Oszczednosci Bank Polski SA (c)	16,338	129,954
Powszechny Zaklad Ubezpieczen SA	17,297	163,933
Santander Bank Polska SA (c)	1,979	163,215
		588,747
PORTUGAL — 0.0% (d)
EDP - Energias de Portugal SA	16,073	66,980
QATAR — 0.2%
Masraf Al Rayan QSC	183,596	112,427
Mesaieed Petrochemical Holding Co.	195,742	99,753
Qatar International Islamic Bank QSC	27,270	71,921
Qatar Islamic Bank SAQ	18,141	92,499
		376,600
ROMANIA — 0.0% (d)
NEPI Rockcastle NV	18,471	102,064
RUSSIA — 0.0%
Alrosa PJSC (f)	15,622	—
Magnit PJSC GDR (c)(f)	2	—
Mobile TeleSystems PJSC ADR (c)(f)	3,579	—
Moscow Exchange MICEX-Rates PJSC (f)	29,855	—
Ozon Holdings PLC ADR (c)(f)	328	—
Polyus PJSC GDR (c)(f)	234	—
Sberbank of Russia PJSC (f)	32,012	—
TCS Group Holding PLC GDR (c)(f)	275	—
United Co. RUSAL International PJSC (f)	46,750	—
VK Co. Ltd. GDR (c)(f)	1,325	—
VTB Bank PJSC (c)(f)	12,978,000	—
Yandex NV Class A (c)(f)	733	—
		—
SAUDI ARABIA — 0.9%
Al Rajhi Bank	20,470	370,599
Alinma Bank	19,949	177,658
Arab National Bank	12,232	78,275
Bank AlBilad	17,817	200,952
Bank Al-Jazira (c)	29,048	130,120
Banque Saudi Fransi	10,605	103,210
Dar Al Arkan Real Estate Development Co. (c)	40,172	168,809
Dr Sulaiman Al Habib Medical Services Group Co.	546	34,299
Security Description	Shares	Value
Etihad Etisalat Co.	7,412	$ 88,044
Jarir Marketing Co.	14,350	55,480
Nahdi Medical Co.	1,867	71,784
Riyad Bank	15,332	113,443
SABIC Agri-Nutrients Co.	911	32,306
Saudi Awwal Bank	17,206	158,276
Saudi National Bank	20,136	176,102
Saudi Research & Media Group (c)	633	27,747
Saudi Tadawul Group Holding Co.	1,614	83,057
Saudi Telecom Co.	2,772	27,791
		2,097,952
SINGAPORE — 0.4%
CapitaLand Ascendas REIT	145,800	293,758
CapitaLand Integrated Commercial Trust REIT	241,200	326,925
City Developments Ltd.	31,032	150,283
Genting Singapore Ltd.	115,300	71,381
Singapore Exchange Ltd.	6,500	46,432
STMicroelectronics NV	709	30,766
UOL Group Ltd.	11,192	52,643
		972,188
SOUTH AFRICA — 0.2%
Capitec Bank Holdings Ltd. (a)	607	55,300
Discovery Ltd. (c)	9,288	67,621
Gold Fields Ltd. (a)	7,512	81,865
Naspers Ltd. Class N	1,171	188,059
Old Mutual Ltd. (e)	51,875	33,208
Old Mutual Ltd. (a)(e)	44,289	27,947
Woolworths Holdings Ltd.	15,275	54,997
		508,997
SOUTH KOREA — 0.8%
Amorepacific Corp.	246	22,241
BGF retail Co. Ltd.	592	61,859
Celltrion Healthcare Co. Ltd.	959	44,773
CosmoAM&T Co. Ltd. (c)	178	19,707
Coway Co. Ltd.	626	19,160
Delivery Hero SE (b)(c)	528	15,189
Ecopro BM Co. Ltd.	137	25,686
HLB, Inc. (c)	971	21,587
Kakao Corp.	752	24,493
L&F Co. Ltd.	390	50,116
LG Energy Solution Ltd. (c)	615	217,169
LG H&H Co. Ltd.	60	19,853
NAVER Corp.	442	66,002
NH Investment & Securities Co. Ltd. Class C	11,488	87,007
Samsung Electronics Co. Ltd.	5,166	261,860
Samsung SDI Co. Ltd.	1,419	538,408
SK Biopharmaceuticals Co. Ltd. (c)	434	27,724
SK Hynix, Inc.	1,412	120,021
SK Square Co. Ltd. (c)	2,654	83,491

See accompanying notes to financial statements.
51

SPDR MSCI ACWI CLIMATE PARIS ALIGNED ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Yuhan Corp.	741	$ 41,624
		1,767,970
SPAIN — 1.1%
Acciona SA	1,874	239,481
ACS Actividades de Construccion y Servicios SA	11,231	405,120
Aena SME SA (b)	843	127,274
Amadeus IT Group SA	2,017	122,322
Corp. ACCIONA Energias Renovables SA (a)	5,007	129,348
EDP Renovaveis SA	13,963	229,363
Iberdrola SA	42,121	472,491
Industria de Diseno Textil SA	10,222	381,928
Redeia Corp. SA	31,214	492,247
		2,599,574
SWEDEN — 0.7%
Atlas Copco AB Class A	7,858	106,505
Boliden AB	7,893	228,453
Epiroc AB Class A	10,066	192,718
Epiroc AB Class B	4,169	67,231
Fastighets AB Balder Class B (a)(c)	6,276	28,479
H & M Hennes & Mauritz AB Class B	5,744	82,193
Hexagon AB Class B	6,300	54,150
Industrivarden AB Class C (a)	1,355	35,995
Nibe Industrier AB Class B	23,466	155,084
Skandinaviska Enskilda Banken AB Class A	11,602	139,523
Skanska AB Class B	21,270	352,405
Svenska Cellulosa AB SCA Class B	1,672	23,077
Svenska Handelsbanken AB Class A	3,517	31,582
Tele2 AB Class B	10,032	77,270
Telefonaktiebolaget LM Ericsson Class B (a)	20,415	100,213
Telia Co. AB	17,575	36,511
		1,711,389
SWITZERLAND — 3.0%
ABB Ltd.	47,766	1,712,642
Alcon, Inc.	2,043	158,428
Baloise Holding AG	3,521	511,523
Banque Cantonale Vaudoise	309	32,444
BKW AG	1,603	282,996
Chocoladefabriken Lindt & Spruengli AG	2	219,501
Cie Financiere Richemont SA Class A	3,256	398,636
Geberit AG	571	286,499
Givaudan SA	57	186,552
Julius Baer Group Ltd.	2,158	138,850
Kuehne & Nagel International AG	158	45,079
Novartis AG	11,898	1,220,885
Security Description	Shares	Value
Partners Group Holding AG	136	$ 153,795
Sonova Holding AG	271	64,491
Straumann Holding AG	673	86,222
Swiss Life Holding AG	120	74,980
Swiss Prime Site AG	5,898	541,252
Swisscom AG	988	587,745
Zurich Insurance Group AG	668	306,763
		7,009,283
TAIWAN — 1.1%
Accton Technology Corp.	13,000	198,541
Advantech Co. Ltd.	5,499	58,771
Cathay Financial Holding Co. Ltd.	91,712	126,571
Delta Electronics, Inc.	36,000	361,890
E Ink Holdings, Inc.	4,000	22,242
Largan Precision Co. Ltd.	1,000	66,139
MediaTek, Inc.	5,000	113,846
Novatek Microelectronics Corp.	2,000	26,208
Taiwan High Speed Rail Corp.	149,000	138,243
Taiwan Semiconductor Manufacturing Co. Ltd.	85,000	1,377,147
Voltronic Power Technology Corp.	1,000	49,101
		2,538,699
THAILAND — 0.4%
Asset World Corp. PCL	223,400	23,928
Asset World Corp. PCL NVDR	229,400	24,570
Bangkok Expressway & Metro PCL	114,600	26,122
Bangkok Expressway & Metro PCL NVDR	465,400	106,085
BTS Group Holdings PCL	100,200	20,639
BTS Group Holdings PCL NVDR	494,484	101,850
Delta Electronics Thailand PCL	20,700	47,042
Delta Electronics Thailand PCL NVDR	38,500	87,494
Energy Absolute PCL NVDR	127,600	178,719
Krungthai Card PCL NVDR	15,685	18,953
Land & Houses PCL NVDR	311,000	66,620
SCB X PCL	3,600	10,134
SCB X PCL NVDR	47,500	133,711
		845,867
TURKEY — 0.1%
Aselsan Elektronik Sanayi Ve Ticaret AS	103,844	154,544
Hektas Ticaret TAS (c)	18,589	18,240
		172,784
UNITED ARAB EMIRATES — 0.1%
Emaar Properties PJSC	20,329	44,498
Multiply Group PJSC (c)	68,988	75,129
		119,627
UNITED KINGDOM — 2.1%
3i Group PLC	49,868	1,261,760

See accompanying notes to financial statements.
52

SPDR MSCI ACWI CLIMATE PARIS ALIGNED ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
abrdn PLC	17,032	$ 32,378
Admiral Group PLC	870	25,241
Ashtead Group PLC	4,034	246,283
AstraZeneca PLC	6,437	872,249
AstraZeneca PLC ADR	1,327	89,865
Aviva PLC	34,218	162,799
Barclays PLC	36,592	70,986
Barratt Developments PLC	17,156	92,365
Berkeley Group Holdings PLC	2,186	109,580
Bunzl PLC	3,710	132,496
Coca-Cola Europacific Partners PLC	1,126	70,353
Compass Group PLC	2,928	71,476
Diageo PLC	10,713	396,718
Halma PLC	7,004	165,717
Hargreaves Lansdown PLC	2,174	20,517
HSBC Holdings PLC	30,287	238,399
Informa PLC	18,681	171,099
Kingfisher PLC	7,161	19,517
London Stock Exchange Group PLC	1,045	105,023
Next PLC	1,060	94,394
Ocado Group PLC (c)	4,729	34,655
Pearson PLC	3,322	35,211
Persimmon PLC	1,402	18,438
RELX PLC (e)	3,647	123,525
RELX PLC (e)	1,218	41,330
Schroders PLC	3,965	19,706
Segro PLC REIT	16,423	144,204
Smith & Nephew PLC	4,806	60,009
Taylor Wimpey PLC	17,654	25,275
WPP PLC	2,435	21,785
		4,973,353
UNITED STATES — 62.9%
3M Co.	579	54,206
Abbott Laboratories	5,092	493,160
AbbVie, Inc.	6,142	915,527
Accenture PLC Class A	3,264	1,002,407
Activision Blizzard, Inc.	1,885	176,493
Adobe, Inc. (c)	2,108	1,074,869
Advanced Micro Devices, Inc. (c)	4,884	502,173
AECOM	10,076	836,711
Aflac, Inc.	7,559	580,000
Agilent Technologies, Inc.	1,324	148,050
Airbnb, Inc. Class A (c)	985	135,152
Albemarle Corp.	323	54,923
Align Technology, Inc. (c)	345	105,335
Allegion PLC	1,926	200,689
Allstate Corp.	2,155	240,089
Ally Financial, Inc.	1,212	32,336
Alnylam Pharmaceuticals, Inc. (c)	422	74,736
Alphabet, Inc. Class A (c)	17,965	2,350,900
Alphabet, Inc. Class C (c)	28,414	3,746,386
Amazon.com, Inc. (c)	34,611	4,399,750
Security Description	Shares	Value
American Express Co.	3,767	$ 561,999
American Financial Group, Inc.	1,587	177,220
American International Group, Inc.	5,692	344,935
American Tower Corp. REIT	1,613	265,258
Ameriprise Financial, Inc.	851	280,558
AMETEK, Inc.	2,528	373,537
Amgen, Inc.	2,212	594,497
Amphenol Corp. Class A	2,468	207,287
Analog Devices, Inc.	7,599	1,330,509
Annaly Capital Management, Inc. REIT	8,063	151,665
ANSYS, Inc. (c)	140	41,657
Aon PLC Class A	838	271,696
Apollo Global Management, Inc.	3,235	290,374
Apple, Inc.	64,692	11,075,917
Applied Materials, Inc.	2,071	286,730
Arch Capital Group Ltd. (c)	3,663	291,978
Arthur J Gallagher & Co.	745	169,808
Assurant, Inc.	1,185	170,142
Autodesk, Inc. (c)	912	188,702
Automatic Data Processing, Inc.	2,046	492,227
AutoZone, Inc. (c)	94	238,759
AvalonBay Communities, Inc. REIT	1,583	271,864
Avantor, Inc. (c)	4,082	86,049
Axon Enterprise, Inc. (c)	296	58,901
Bank of America Corp.	34,175	935,711
Bank of New York Mellon Corp.	4,953	211,245
Bath & Body Works, Inc.	625	21,125
Baxter International, Inc.	2,120	80,009
Becton Dickinson & Co.	1,453	375,644
Berkshire Hathaway, Inc. Class B (c)	2,331	816,549
Best Buy Co., Inc.	646	44,878
Biogen, Inc. (c)	605	155,491
BioMarin Pharmaceutical, Inc. (c)	764	67,599
Bio-Rad Laboratories, Inc. Class A (c)	107	38,354
Bio-Techne Corp.	456	31,040
BlackRock, Inc.	792	512,020
Blackstone, Inc.	3,201	342,955
Block, Inc. CDI (c)	366	16,320
Block, Inc. (c)	942	41,693
Booking Holdings, Inc. (c)	140	431,753
Booz Allen Hamilton Holding Corp.	518	56,602
Boston Properties, Inc. REIT	2,345	139,481
Boston Scientific Corp. (c)	10,512	555,034
Bristol-Myers Squibb Co.	12,887	747,961
Broadcom, Inc.	1,344	1,116,300
Broadridge Financial Solutions, Inc.	1,119	200,357
Brown & Brown, Inc.	1,499	104,690

See accompanying notes to financial statements.
53

SPDR MSCI ACWI CLIMATE PARIS ALIGNED ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Brown-Forman Corp. Class B	3,771	$ 217,549
Burlington Stores, Inc. (c)	368	49,790
Caesars Entertainment, Inc. (c)	531	24,612
Capital One Financial Corp.	2,230	216,422
Carlyle Group, Inc.	929	28,019
CarMax, Inc. (c)	1,020	72,145
Carrier Global Corp.	1,232	68,006
Catalent, Inc. (c)	1,134	51,631
Cboe Global Markets, Inc.	485	75,762
CBRE Group, Inc. Class A (c)	4,188	309,326
CDW Corp.	2,236	451,135
Charles Schwab Corp.	6,934	380,677
Charter Communications, Inc. Class A (c)	582	255,975
Chipotle Mexican Grill, Inc. (c)	55	100,751
Chubb Ltd.	2,482	516,703
Church & Dwight Co., Inc.	1,778	162,918
Cincinnati Financial Corp.	1,336	136,659
Cintas Corp.	134	64,455
Cisco Systems, Inc.	21,081	1,133,315
Citizens Financial Group, Inc.	918	24,602
Clorox Co.	168	22,018
CME Group, Inc.	1,660	332,365
Cognex Corp.	702	29,793
Cognizant Technology Solutions Corp. Class A	3,042	206,065
Comcast Corp. Class A	17,707	785,128
Constellation Brands, Inc. Class A	446	112,093
Constellation Energy Corp.	380	41,450
Cooper Cos., Inc.	180	57,242
Copart, Inc. (c)	2,172	93,591
Corning, Inc.	12,522	381,545
CoStar Group, Inc. (c)	1,052	80,888
Crowdstrike Holdings, Inc. Class A (c)	161	26,948
Crown Castle, Inc. REIT	1,951	179,551
CSL Ltd.	1,675	271,126
CVS Health Corp.	2,381	166,241
Danaher Corp.	2,500	620,250
Darling Ingredients, Inc. (c)	1,543	80,545
Deere & Co.	1,067	402,664
DENTSPLY SIRONA, Inc.	656	22,409
Dexcom, Inc. (c)	1,472	137,338
Digital Realty Trust, Inc. REIT	6,529	790,140
Discover Financial Services	1,565	135,576
DocuSign, Inc. (c)	449	18,858
Dollar General Corp.	1,142	120,824
Dollar Tree, Inc. (c)	1,128	120,076
DoorDash, Inc. Class A (c)	374	29,722
DR Horton, Inc.	1,076	115,638
Eaton Corp. PLC	2,384	508,460
eBay, Inc.	6,730	296,726
Edison International	29,329	1,856,232
Edwards Lifesciences Corp. (c)	4,779	331,089
Electronic Arts, Inc.	233	28,053
Security Description	Shares	Value
Elevance Health, Inc.	1,284	$ 559,079
Eli Lilly & Co.	4,357	2,340,275
Enphase Energy, Inc. (c)	2,783	334,377
EPAM Systems, Inc. (c)	98	25,058
Equifax, Inc.	310	56,786
Equinix, Inc. REIT	1,091	792,350
Equitable Holdings, Inc.	6,646	188,680
Equity Residential REIT	2,972	174,486
Erie Indemnity Co. Class A	225	66,103
Essex Property Trust, Inc. REIT	968	205,303
Estee Lauder Cos., Inc. Class A	1,535	221,884
Etsy, Inc. (c)	892	57,605
Everest Group Ltd.	239	88,829
Exact Sciences Corp. (c)	521	35,543
Expeditors International of Washington, Inc.	1,136	130,220
Experian PLC	3,726	122,380
Extra Space Storage, Inc. REIT	774	94,103
F5, Inc. (c)	2,313	372,717
FactSet Research Systems, Inc.	77	33,669
Fastenal Co.	6,284	343,358
Fidelity National Information Services, Inc. (e)	2,238	123,694
Fifth Third Bancorp	6,480	164,138
First Solar, Inc. (c)	2,955	477,498
Fiserv, Inc. (c)	2,571	290,420
FleetCor Technologies, Inc. (c)	376	96,008
FMC Corp.	579	38,776
Fortinet, Inc. (c)	2,747	161,194
Fortive Corp.	3,834	284,329
Fox Corp. Class A	2,485	77,532
Fox Corp. Class B	2,275	65,702
Garmin Ltd.	1,141	120,033
Gartner, Inc. (c)	188	64,599
Genuine Parts Co.	877	126,621
Gilead Sciences, Inc.	2,123	159,098
Global Payments, Inc.	1,221	140,891
Globe Life, Inc.	1,002	108,947
GoDaddy, Inc. Class A (c)	514	38,283
Goldman Sachs Group, Inc.	306	99,012
GSK PLC	17,887	325,733
Haleon PLC	31,625	131,568
Hartford Financial Services Group, Inc.	3,116	220,956
Hasbro, Inc.	820	54,235
HEICO Corp.	782	126,629
HEICO Corp. Class A	358	46,261
Henry Schein, Inc. (c)	2,249	166,988
Hershey Co.	623	124,650
Hewlett Packard Enterprise Co.	37,532	651,931
Hilton Worldwide Holdings, Inc.	288	43,252
Hologic, Inc. (c)	1,777	123,324
Home Depot, Inc.	4,289	1,295,964
Honeywell International, Inc.	5,628	1,039,717

See accompanying notes to financial statements.
54

SPDR MSCI ACWI CLIMATE PARIS ALIGNED ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Horizon Therapeutics PLC (c)	314	$ 36,327
Humana, Inc.	688	334,726
Huntington Bancshares, Inc.	3,159	32,854
IDEX Corp.	593	123,356
IDEXX Laboratories, Inc. (c)	454	198,521
Illinois Tool Works, Inc.	3,654	841,553
Illumina, Inc. (c)	806	110,648
Incyte Corp. (c)	544	31,427
Insulet Corp. (c)	243	38,756
Intel Corp.	22,239	790,596
Intercontinental Exchange, Inc.	2,420	266,248
International Business Machines Corp.	8,711	1,222,153
International Flavors & Fragrances, Inc.	467	31,835
Interpublic Group of Cos., Inc.	1,477	42,331
Intuit, Inc.	1,363	696,411
Intuitive Surgical, Inc. (c)	1,743	509,461
Invesco Ltd.	10,103	146,696
IQVIA Holdings, Inc. (c)	1,600	314,800
Iron Mountain, Inc. REIT	1,512	89,888
Jack Henry & Associates, Inc.	180	27,205
Jacobs Solutions, Inc.	1,697	231,641
Jazz Pharmaceuticals PLC (c)	688	89,055
Johnson & Johnson	11,987	1,866,975
JPMorgan Chase & Co.	13,283	1,926,301
Juniper Networks, Inc.	11,091	308,219
Keurig Dr Pepper, Inc.	5,943	187,621
KeyCorp	16,303	175,420
Keysight Technologies, Inc. (c)	1,302	172,268
KKR & Co., Inc.	2,588	159,421
KLA Corp.	721	330,694
Kraft Heinz Co.	769	25,869
L3Harris Technologies, Inc.	1,430	248,992
Laboratory Corp. of America Holdings	312	62,728
Lam Research Corp.	430	269,511
Leidos Holdings, Inc.	630	58,061
Lennar Corp. Class A	1,098	123,229
Liberty Media Corp.-Liberty Formula One Class C (c)	1,470	91,581
Liberty Media Corp.-Liberty SiriusXM Class C (c)	906	23,067
Live Nation Entertainment, Inc. (c)	1,070	88,853
LKQ Corp.	2,407	119,171
Lowe's Cos., Inc.	2,802	582,368
Lululemon Athletica, Inc. (c)	778	300,005
M&T Bank Corp.	1,350	170,708
Markel Group, Inc. (c)	124	182,589
MarketAxess Holdings, Inc.	138	29,482
Marriott International, Inc. Class A	249	48,943
Marsh & McLennan Cos., Inc.	2,678	509,623
Marvell Technology, Inc.	4,284	231,893
Masco Corp.	450	24,053
Mastercard, Inc. Class A	3,728	1,475,952
Security Description	Shares	Value
Match Group, Inc. (c)	849	$ 33,260
McDonald's Corp.	3,686	971,040
Medtronic PLC	7,745	606,898
Merck & Co., Inc.	14,577	1,500,702
Meta Platforms, Inc. Class A (c)	9,183	2,756,828
MetLife, Inc.	7,781	489,503
Mettler-Toledo International, Inc. (c)	146	161,778
Micron Technology, Inc.	1,778	120,957
Microsoft Corp.	29,583	9,340,832
Moderna, Inc. (c)	1,214	125,394
Molina Healthcare, Inc. (c)	180	59,020
Monster Beverage Corp. (c)	1,600	84,720
Moody's Corp.	1,404	443,903
Morgan Stanley	5,941	485,201
Motorola Solutions, Inc.	1,648	448,652
Nasdaq, Inc.	1,592	77,355
NetApp, Inc.	1,452	110,178
Netflix, Inc. (c)	1,785	674,016
Neurocrine Biosciences, Inc. (c)	329	37,013
Newmont Corp.	6,033	222,919
NIKE, Inc. Class B	4,481	428,473
Northern Trust Corp.	1,287	89,421
NVIDIA Corp.	10,612	4,616,114
NVR, Inc. (c)	11	65,596
Old Dominion Freight Line, Inc.	165	67,508
Omnicom Group, Inc.	998	74,331
Oracle Corp.	10,934	1,158,129
O'Reilly Automotive, Inc. (c)	452	410,805
PACCAR, Inc.	3,737	317,720
Palantir Technologies, Inc. Class A (c)	3,166	50,656
Palo Alto Networks, Inc. (c)	1,083	253,899
Paramount Global Class B	2,018	26,032
Parker-Hannifin Corp.	1,082	421,461
Paychex, Inc.	1,703	196,407
Paycom Software, Inc.	88	22,816
PayPal Holdings, Inc. (c)	4,461	260,790
Pentair PLC	6,550	424,112
Pfizer, Inc.	22,657	751,533
Pinterest, Inc. Class A (c)	1,427	38,572
PNC Financial Services Group, Inc.	2,717	333,566
Pool Corp.	204	72,644
PPG Industries, Inc.	2,558	332,028
Progressive Corp.	2,549	355,076
Prologis, Inc. REIT	5,632	631,967
Prudential Financial, Inc.	3,431	325,568
Public Storage REIT	963	253,770
PulteGroup, Inc.	941	69,681
QIAGEN NV (c)	532	21,556
QUALCOMM, Inc.	4,894	543,528
Quanta Services, Inc.	2,272	425,023
Quest Diagnostics, Inc.	374	45,576
Raymond James Financial, Inc.	681	68,393

See accompanying notes to financial statements.
55

SPDR MSCI ACWI CLIMATE PARIS ALIGNED ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Realty Income Corp. REIT	3,517	$ 175,639
Regency Centers Corp. REIT	3,133	186,226
Regeneron Pharmaceuticals, Inc. (c)	391	321,777
Regions Financial Corp.	7,882	135,570
Reliance Steel & Aluminum Co.	818	214,504
ResMed, Inc.	953	140,920
Revvity, Inc.	1,892	209,444
Robert Half, Inc.	419	30,704
Roche Holding AG	3,060	837,754
Rockwell Automation, Inc.	889	254,138
Rollins, Inc.	1,051	39,234
Roper Technologies, Inc.	129	62,472
Ross Stores, Inc.	1,903	214,944
Royalty Pharma PLC Class A	1,947	52,842
S&P Global, Inc.	2,279	832,769
Salesforce, Inc. (c)	3,848	780,297
Sanofi	4,961	533,020
SBA Communications Corp. REIT	406	81,269
Schneider Electric SE	10,367	1,723,022
Seagen, Inc. (c)	234	49,643
SEI Investments Co.	774	46,618
ServiceNow, Inc. (c)	1,161	648,953
Sherwin-Williams Co.	2,789	711,334
Simon Property Group, Inc. REIT	2,521	272,344
Sirius XM Holdings, Inc. (a)	9,694	43,817
Skyworks Solutions, Inc.	231	22,774
Snap, Inc. Class A (c)	3,152	28,084
Snap-on, Inc.	152	38,769
Snowflake, Inc. Class A (c)	548	83,718
SolarEdge Technologies, Inc. (c)	1,738	225,088
Splunk, Inc. (c)	583	85,264
Stanley Black & Decker, Inc.	642	53,658
Starbucks Corp.	4,596	419,477
State Street Corp. (g)	555	37,163
STERIS PLC	363	79,649
Stryker Corp.	1,916	523,585
Sun Communities, Inc. REIT	180	21,301
Swiss Re AG	1,943	200,332
Synchrony Financial	3,999	122,249
T Rowe Price Group, Inc.	1,213	127,207
Target Corp.	2,214	244,802
TE Connectivity Ltd.	2,155	266,207
Teledyne Technologies, Inc. (c)	679	277,426
Teleflex, Inc.	267	52,441
Teradyne, Inc.	985	98,953
Tesla, Inc. (c)	12,345	3,088,966
Texas Instruments, Inc.	3,971	631,429
Thermo Fisher Scientific, Inc.	1,858	940,464
TJX Cos., Inc.	9,064	805,608
T-Mobile U.S., Inc. (c)	1,640	229,682
Trade Desk, Inc. Class A (c)	1,291	100,892
Security Description	Shares	Value
Tradeweb Markets, Inc. Class A	381	$ 30,556
Trane Technologies PLC	136	27,596
TransDigm Group, Inc. (c)	310	261,370
TransUnion	392	28,142
Travelers Cos., Inc.	1,802	294,285
Trimble, Inc. (c)	2,942	158,456
Truist Financial Corp.	8,288	237,120
U.S. Bancorp	7,375	243,817
Uber Technologies, Inc. (c)	6,662	306,385
U-Haul Holding Co.	1,875	98,231
Ulta Beauty, Inc. (c)	425	169,766
Union Pacific Corp.	2,721	554,077
United Parcel Service, Inc. Class B	2,593	404,171
United Rentals, Inc.	174	77,355
UnitedHealth Group, Inc.	3,891	1,961,803
Veeva Systems, Inc. Class A (c)	428	87,077
Ventas, Inc. REIT	2,649	111,602
VeriSign, Inc. (c)	233	47,189
Verisk Analytics, Inc.	492	116,230
Verizon Communications, Inc.	10,065	326,207
Vertex Pharmaceuticals, Inc. (c)	901	313,314
VF Corp. (a)	2,050	36,224
VICI Properties, Inc. REIT	2,481	72,197
Visa, Inc. Class A	7,243	1,665,962
VMware, Inc. Class A (c)	5,464	909,647
Vulcan Materials Co.	171	34,545
W R Berkley Corp.	2,405	152,693
Walmart, Inc.	1,009	161,369
Walt Disney Co. (c)	7,569	613,467
Warner Bros Discovery, Inc. (c)	3,235	35,132
Waters Corp. (c)	163	44,696
Wells Fargo & Co.	5,881	240,298
Welltower, Inc. REIT	3,314	271,483
West Pharmaceutical Services, Inc.	178	66,787
Westinghouse Air Brake Technologies Corp.	1,294	137,513
Willis Towers Watson PLC	703	146,899
Workday, Inc. Class A (c)	295	63,381
WP Carey, Inc. REIT	737	39,857
WW Grainger, Inc.	542	374,977
Wynn Resorts Ltd.	288	26,614
Xylem, Inc.	5,897	536,804
Yum! Brands, Inc.	1,699	212,273
Zebra Technologies Corp. Class A (c)	162	38,318
Zillow Group, Inc. Class C (c)	631	29,127
Zimmer Biomet Holdings, Inc.	1,243	139,489
Zoetis, Inc.	2,817	490,102
Zoom Video Communications, Inc. Class A (c)	769	53,784
		146,116,690

See accompanying notes to financial statements.
56

SPDR MSCI ACWI CLIMATE PARIS ALIGNED ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
ZAMBIA — 0.0% (d)
First Quantum Minerals Ltd. (a)	2,633	$ 62,495
TOTAL COMMON STOCKS (Cost $228,257,230)		229,922,884

RIGHTS — 0.0% (d)
BRAZIL — 0.0% (d)
Localiza Rent a Car SA (expiring 11/30/23) (c)	77	246
CHILE — 0.0% (d)
Banco de Credito e Inversiones SA (expiring 10/21/23) (c)	192	160
SOUTH KOREA — 0.0% (d)
CosmoAM&T Co. Ltd. (expiring 11/07/23) (c)	9	177
TOTAL RIGHTS (Cost $0)		583
SHORT-TERM INVESTMENTS — 4.1%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (h)(i)	1,610,265	1,610,587
State Street Navigator Securities Lending Portfolio II (g)(j)	7,811,145	7,811,145
TOTAL SHORT-TERM INVESTMENTS (Cost $9,421,717)		9,421,732
TOTAL INVESTMENTS — 103.0% (Cost $237,678,947)		239,345,199
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.0)%		(6,905,185)
NET ASSETS — 100.0%		$ 232,440,014

(a)	All or a portion of the shares of the security are on loan at September 30, 2023.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 0.9% of net assets as of September 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Non-income producing security.
(d)	Amount is less than 0.05% of net assets.
(e)	Reflects separate holdings of the issuer's common stock traded on different securities exchanges.
(f)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2023, total aggregate fair value of the securities is $0, representing 0.00% of the Fund's net assets.
(g)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(h)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(i)	The rate shown is the annualized seven-day yield at September 30, 2023.
(j)	Investment of cash collateral for securities loaned.
ADR	American Depositary Receipt
CDI	CREST Depository Interest
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

At September 30, 2023, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
MSCI World NTR Index (long)	35	12/15/2023	$2,066,651	$1,971,200	$(95,451)

During the year ended September 30, 2023, average notional value related to long and short futures contracts were $1,641,185 and $77,652, respectively.
See accompanying notes to financial statements.
57

SPDR MSCI ACWI CLIMATE PARIS ALIGNED ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$229,795,019	$127,865	$ 0(a)	$229,922,884
Rights	406	177	—	583
Short-Term Investments	9,421,732	—	—	9,421,732
TOTAL INVESTMENTS	$239,217,157	$128,042	$ 0	$239,345,199
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts - Unrealized Depreciation	$ (95,451)	$ —	$—	$ (95,451)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (95,451)	$ —	$—	$ (95,451)
(a)	The Fund held Level 3 securities that were valued at $0 at September 30, 2023.
Sector Breakdown as of September 30, 2023

% of Net Assets
Information Technology	25.2
Financials	17.4
Health Care	13.4
Industrials	12.7
Consumer Discretionary	10.2
Communication Services	6.9
Real Estate	4.6
Utilities	3.1
Consumer Staples	2.9
Materials	2.5
Short-Term Investments	4.1
Liabilities in Excess of Other Assets	(3.0)
TOTAL	100.0
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Corp.	576	$ 35,027	$ —	$ 1,725	$158	$3,703	555	$ 37,163	$ 1,450
State Street Institutional Liquid Reserves Fund, Premier Class	291,468	291,527	12,060,516	10,741,500	59	(15)	1,610,265	1,610,587	63,252
State Street Navigator Securities Lending Portfolio II	6,666,602	6,666,602	53,615,157	52,470,614	—	—	7,811,145	7,811,145	40,736
Total		$6,993,156	$65,675,673	$63,213,839	$217	$3,688		$9,458,895	$105,438
See accompanying notes to financial statements.
58

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 99.1%
AUSTRALIA — 4.9%
ANZ Group Holdings Ltd.	212,066	$ 3,512,017
Aristocrat Leisure Ltd.	23,086	608,653
BHP Group Ltd.	327,319	9,347,885
Brambles Ltd.	167,048	1,543,879
Cochlear Ltd.	650	107,109
Coles Group Ltd.	86,682	870,497
Commonwealth Bank of Australia	116,552	7,520,008
Endeavour Group Ltd.	109,073	370,985
Flutter Entertainment PLC (a)	8,585	1,407,943
Fortescue Metals Group Ltd.	117,981	1,592,952
Glencore PLC	685,939	3,934,109
Goodman Group REIT	77,029	1,066,376
Insurance Australia Group Ltd.	254,202	931,872
Lendlease Corp. Ltd. Stapled Security	88,577	410,463
Macquarie Group Ltd.	30,633	3,316,112
Medibank Pvt Ltd.	198,445	440,583
Mineral Resources Ltd.	6,759	295,020
National Australia Bank Ltd.	198,178	3,718,171
Newcrest Mining Ltd.	54,354	860,163
Northern Star Resources Ltd.	52,064	351,478
Origin Energy Ltd.	205,325	1,163,497
Pilbara Minerals Ltd. (b)	129,806	360,240
QBE Insurance Group Ltd.	81,226	823,569
Rio Tinto Ltd.	26,458	1,938,979
Rio Tinto PLC	72,427	4,573,855
Santos Ltd.	166,991	851,430
Scentre Group REIT	194,739	309,184
Sonic Healthcare Ltd.	60,721	1,167,842
South32 Ltd. (c)	149,199	328,517
South32 Ltd. (c)	266,778	583,685
Suncorp Group Ltd.	167,833	1,513,222
Telstra Group Ltd.	294,444	731,631
Transurban Group Stapled Security	193,357	1,583,618
Vicinity Ltd. REIT	426,680	466,768
Wesfarmers Ltd.	86,682	2,957,229
Westpac Banking Corp.	248,246	3,388,609
WiseTech Global Ltd.	5,839	245,140
Woodside Energy Group Ltd.	135,175	3,183,458
Woolworths Group Ltd.	109,073	2,627,168
		71,003,916
AUSTRIA — 0.1%
Erste Group Bank AG	32,243	1,120,385
OMV AG	16,071	771,128
Verbund AG	691	56,370
		1,947,883
BELGIUM — 0.5%
Ageas SA	21,063	870,387
Anheuser-Busch InBev SA	49,080	2,728,601
KBC Group NV	21,215	1,328,366
Security Description	Shares	Value
Solvay SA	10,091	$ 1,120,201
UCB SA	13,873	1,138,910
Umicore SA	4,030	95,789
		7,282,254
BRAZIL — 1.6%
Ambev SA ADR	430,887	1,111,688
B3 SA - Brasil Bolsa Balcao	462,747	1,136,250
Banco Bradesco SA ADR (b)	504,993	1,439,230
Banco do Brasil SA	63,936	602,673
BB Seguridade Participacoes SA	55,514	346,158
CCR SA	34,011	87,589
Centrais Eletricas Brasileiras SA	78,535	578,829
Cia Energetica de Minas Gerais ADR	262,108	634,301
Cia Siderurgica Nacional SA ADR	133,120	318,157
Cosan SA	174,651	598,082
Energisa SA	20,804	194,315
Equatorial Energia SA	70,224	449,809
Gerdau SA ADR	104,586	498,875
Hapvida Participacoes e Investimentos SA (a)(d)	288,010	270,448
Itau Unibanco Holding SA Preference Shares ADR (b)	410,421	2,203,961
Klabin SA	14,154	67,331
Localiza Rent a Car SA	44,080	515,729
Lojas Renner SA	138,643	371,177
Magazine Luiza SA (a)	345,182	146,205
Natura & Co. Holding SA (a)	88,203	256,580
Petroleo Brasileiro SA Preference Shares ADR	255,508	3,503,015
PRIO SA (a)	35,481	333,458
Raia Drogasil SA	160,426	885,273
Rumo SA	86,575	394,718
Suzano SA	44,079	478,025
TOTVS SA	17,514	94,477
Vale SA	9,809	132,441
Vale SA ADR	217,837	2,919,016
Vibra Energia SA	33,561	126,863
WEG SA	92,661	671,465
Wheaton Precious Metals Corp.	30,652	1,249,659
Yara International ASA	18,738	713,713
		23,329,510
CANADA — 7.4%
Agnico Eagle Mines Ltd.	25,699	1,173,182
Algonquin Power & Utilities Corp. (b)	5,752	34,206
Alimentation Couche-Tard, Inc.	43,579	2,223,432
Bank of Montreal	56,672	4,802,868
Bank of Nova Scotia	82,585	3,718,768
Barrick Gold Corp.	122,118	1,782,092

See accompanying notes to financial statements.
59

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Brookfield Asset Management Ltd. Class A	23,681	$ 792,753
Brookfield Corp. (b)	94,750	2,976,355
CAE, Inc. (a)(b)	36,252	850,260
Cameco Corp. (b)	36,107	1,439,206
Canadian Apartment Properties REIT	2,433	81,124
Canadian Imperial Bank of Commerce	65,306	2,532,540
Canadian National Railway Co.	50,619	5,507,063
Canadian Natural Resources Ltd.	86,734	5,635,144
Canadian Pacific Kansas City Ltd. (b)	57,329	4,281,018
Canadian Tire Corp. Ltd. Class A (b)	9,938	1,073,554
Cenovus Energy, Inc.	81,295	1,700,461
CGI, Inc. (a)	11,276	1,116,591
Constellation Software, Inc.	1,299	2,694,147
Dollarama, Inc.	17,629	1,220,208
Enbridge, Inc.	98,839	3,293,415
Fairfax Financial Holdings Ltd.	1,179	966,893
FirstService Corp. (b)	1,708	249,580
Franco-Nevada Corp.	12,528	1,680,253
George Weston Ltd.	4,894	545,254
GFL Environmental, Inc. (b)	3,106	99,084
Gildan Activewear, Inc. (b)	26,995	760,133
IGM Financial, Inc. (b)	18,601	473,968
Imperial Oil Ltd. (b)	33,800	2,091,500
Intact Financial Corp.	2,856	418,303
Kinross Gold Corp. (b)	110,494	505,886
Loblaw Cos. Ltd.	24,949	2,129,523
Magna International, Inc. (b)	15,852	853,452
Manulife Financial Corp. (b)	128,403	2,357,221
National Bank of Canada (b)	39,270	2,620,808
Nutrien Ltd. (b)	37,239	2,310,360
Nuvei Corp. (b)(d)	7,588	114,325
Onex Corp. (b)	6,408	378,366
Open Text Corp.	18,601	655,850
Pan American Silver Corp. (b)	12,516	182,000
Parkland Corp.	1,659	48,752
Pembina Pipeline Corp.	7,967	240,660
RB Global, Inc. (b)	4,628	291,098
Restaurant Brands International, Inc. (b)	15,847	1,060,178
Rogers Communications, Inc. Class B	43,510	1,678,289
Royal Bank of Canada	103,897	9,121,726
Shopify, Inc. Class A (a)	72,600	3,981,186
Sun Life Financial, Inc.	51,809	2,539,484
Suncor Energy, Inc.	109,363	3,778,362
TC Energy Corp. (b)	59,103	2,041,939
Teck Resources Ltd. Class B	37,641	1,627,583
TELUS Corp. (c)	72,705	1,192,749
Security Description	Shares	Value
TELUS Corp. (a)(c)	1,085	$ 17,800
Thomson Reuters Corp. (b)	25,182	3,094,853
Toronto-Dominion Bank (b)	135,996	8,231,178
		107,266,983
CHILE — 0.1%
Banco Santander Chile	3,130,926	144,218
Cia Sud Americana de Vapores SA	500,606	29,868
Enel Americas SA (a)	1,302,677	148,736
Enel Chile SA ADR	255,649	756,721
Sociedad Quimica y Minera de Chile SA ADR	12,634	753,871
		1,833,414
CHINA — 8.5%
37 Interactive Entertainment Network Technology Group Co. Ltd. Class A	22,500	67,014
3peak, Inc. Class A	2,951	73,717
3SBio, Inc. (d)	215,000	179,811
AAC Technologies Holdings, Inc. (b)	72,000	123,189
Advanced Micro-Fabrication Equipment, Inc. China Class A	3,343	69,078
AECC Aero-Engine Control Co. Ltd. Class A	43,600	128,483
AECC Aviation Power Co. Ltd. Class A	27,500	140,222
Agricultural Bank of China Ltd. Class H	1,992,000	742,690
AIMA Technology Group Co. Ltd. Class A	25,700	104,412
Air China Ltd. Class A (a)	30,600	33,936
Air China Ltd. Class H (a)	216,000	145,897
Airtac International Group	17,789	539,503
Akeso, Inc. (a)(d)	52,000	239,024
Alibaba Group Holding Ltd. (a)	857,904	9,376,615
Alibaba Group Holding Ltd. ADR (a)	16,451	1,426,960
Alibaba Health Information Technology Ltd. (a)	292,000	181,944
Aluminum Corp. of China Ltd. Class A	138,100	119,036
Anhui Conch Cement Co. Ltd. Class H	33,500	89,184
Anhui Gujing Distillery Co. Ltd. Class B	12,900	215,773
Anhui Honglu Steel Construction Group Co. Ltd. Class A	17,520	68,125
Anjoy Foods Group Co. Ltd. Class A	11,000	187,215
ANTA Sports Products Ltd.	61,400	691,077
Asymchem Laboratories Tianjin Co. Ltd. Class A	11,620	241,945

See accompanying notes to financial statements.
60

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Autohome, Inc. ADR	5,580	$ 169,353
AviChina Industry & Technology Co. Ltd. Class H	536,000	254,591
Avicopter PLC Class A	31,200	162,086
Baidu, Inc. Class A (a)	149,264	2,542,416
Bank of Chengdu Co. Ltd. Class A	68,600	129,559
Bank of China Ltd. Class H	5,462,436	1,911,052
Bank of Communications Co. Ltd. Class H	1,080,710	654,068
Bank of Ningbo Co. Ltd. Class A	14,100	52,001
BeiGene Ltd. (a)	43,471	597,238
Beijing Enterprises Water Group Ltd.	320,000	69,869
Beijing United Information Technology Co. Ltd. Class A	10,900	49,714
Bilibili, Inc. Class Z (a)(b)	14,262	197,217
BOC Hong Kong Holdings Ltd.	162,500	445,058
BTG Hotels Group Co. Ltd. Class A (a)	15,100	35,710
BYD Co. Ltd. Class A	12,100	393,106
BYD Co. Ltd. Class H	57,500	1,776,719
BYD Electronic International Co. Ltd.	42,000	191,449
Canmax Technologies Co. Ltd. Class A	4,680	16,508
CETC Cyberspace Security Technology Co. Ltd. Class A	26,300	85,841
CGN Power Co. Ltd. Class H (d)	644,400	167,027
Changchun High & New Technology Industry Group, Inc. Class A, NVDR	2,400	45,788
Chengxin Lithium Group Co. Ltd. Class A	6,200	19,028
China Baoan Group Co. Ltd. Class A	34,600	49,485
China CITIC Bank Corp. Ltd. Class H	519,000	241,215
China Conch Venture Holdings Ltd.	42,500	36,249
China Construction Bank Corp. Class A	67,100	58,021
China Construction Bank Corp. Class H	4,868,720	2,747,721
China Eastern Airlines Corp. Ltd. Class A (a)	297,400	179,605
China Everbright Bank Co. Ltd. Class H	36,000	10,802
China Everbright Environment Group Ltd.	143,628	49,515
China Feihe Ltd. (d)	136,000	80,226
Security Description	Shares	Value
China Galaxy Securities Co. Ltd. Class H	183,500	$ 94,657
China Gas Holdings Ltd.	118,400	111,720
China Greatwall Technology Group Co. Ltd. Class A	70,400	101,362
China Hongqiao Group Ltd.	6,500	6,366
China Jinmao Holdings Group Ltd.	279,678	36,067
China Life Insurance Co. Ltd. Class H	547,000	852,085
China Literature Ltd. (a)(d)	39,400	144,131
China Longyuan Power Group Corp. Ltd. Class H	169,000	147,166
China Medical System Holdings Ltd.	34,000	51,487
China Meidong Auto Holdings Ltd.	72,000	39,439
China Mengniu Dairy Co. Ltd.	353,000	1,183,150
China Merchants Bank Co. Ltd. Class H	398,014	1,661,811
China Merchants Port Holdings Co. Ltd.	416,108	518,020
China Minsheng Banking Corp. Ltd. Class H (b)	330,200	112,992
China Northern Rare Earth Group High-Tech Co. Ltd. Class A	19,100	57,124
China Oilfield Services Ltd. Class H	286,000	343,265
China Overseas Land & Investment Ltd.	308,000	638,664
China Overseas Property Holdings Ltd.	195,000	220,101
China Pacific Insurance Group Co. Ltd. Class H	181,600	454,472
China Petroleum & Chemical Corp. Class H	2,205,800	1,205,440
China Power International Development Ltd. (b)	244,000	88,791
China Railway Group Ltd. Class H	200,000	103,168
China Rare Earth Resources & Technology Co. Ltd. Class A	13,400	52,951
China Resources Beer Holdings Co. Ltd.	189,670	1,040,154
China Resources Gas Group Ltd.	33,800	99,046
China Resources Land Ltd.	164,000	653,332
China Resources Mixc Lifestyle Services Ltd. (d)	38,200	154,130
China Resources Power Holdings Co. Ltd.	140,000	267,063
China Ruyi Holdings Ltd. (a)(b)	460,000	119,231
China Shenhua Energy Co. Ltd. Class H	245,500	796,198

See accompanying notes to financial statements.
61

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
China Southern Airlines Co. Ltd. Class A (a)	187,900	$ 157,835
China Southern Airlines Co. Ltd. Class H (a)	220,000	107,025
China Taiping Insurance Holdings Co. Ltd.	132,000	131,463
China Tourism Group Duty Free Corp. Ltd. Class A	9,300	135,267
China Traditional Chinese Medicine Holdings Co. Ltd.	318,000	148,203
China Vanke Co. Ltd. Class H	73,600	81,195
China Yangtze Power Co. Ltd. Class A	129,600	395,608
Chinasoft International Ltd.	182,000	129,671
Chongqing Brewery Co. Ltd. Class A	22,655	265,116
Chongqing Changan Automobile Co. Ltd. Class A	51,400	94,817
Chongqing Zhifei Biological Products Co. Ltd. Class A	16,350	109,221
CITIC Ltd.	380,000	349,343
CITIC Securities Co. Ltd. Class H	105,225	213,356
Contemporary Amperex Technology Co. Ltd. Class A	16,320	454,785
COSCO SHIPPING Holdings Co. Ltd. Class A	97,720	131,576
COSCO SHIPPING Holdings Co. Ltd. Class H	106,149	108,835
COSCO SHIPPING Ports Ltd.	495,685	324,050
Country Garden Holdings Co. Ltd. (a)(b)	887,248	103,091
Country Garden Services Holdings Co. Ltd. (b)	139,000	143,404
CSPC Pharmaceutical Group Ltd.	630,800	462,316
Daqo New Energy Corp. ADR (a)	4,258	128,890
DaShenLin Pharmaceutical Group Co. Ltd. Class A	41,433	143,024
Dongyue Group Ltd.	104,000	78,214
East Buy Holding Ltd. (a)(b)(d)	25,000	117,948
Ecovacs Robotics Co. Ltd. Class A	7,000	46,598
ENN Energy Holdings Ltd.	43,000	356,876
ESR Group Ltd. (d)	105,000	147,475
Eve Energy Co. Ltd. Class A	12,100	74,934
FAW Jiefang Group Co. Ltd. Class A (a)	49,600	59,092
Flat Glass Group Co. Ltd. Class H (b)	31,000	69,664
Foshan Haitian Flavouring & Food Co. Ltd. Class A	14,568	75,962
Fosun International Ltd.	72,500	45,823
Security Description	Shares	Value
Fuyao Glass Industry Group Co. Ltd. Class A	5,500	$ 27,871
Ganfeng Lithium Group Co. Ltd. Class A	9,940	60,848
Ganfeng Lithium Group Co. Ltd. Class H (d)	17,080	70,114
G-bits Network Technology Xiamen Co. Ltd. Class A	4,700	235,860
GCL Technology Holdings Ltd.	1,028,000	191,638
GDS Holdings Ltd. Class A (a)	84,548	116,590
Geely Automobile Holdings Ltd.	476,000	561,584
Genscript Biotech Corp. (a)	152,000	400,774
GF Securities Co. Ltd. Class H	132,400	177,844
GigaDevice Semiconductor, Inc. Class A	5,100	69,020
Ginlong Technologies Co. Ltd. Class A	5,500	59,267
GoerTek, Inc. Class A	91,400	197,961
GoodWe Technologies Co. Ltd. Class A	3,164	57,406
Great Wall Motor Co. Ltd. Class H (b)	236,500	282,042
Guangzhou Automobile Group Co. Ltd. Class A	66,500	91,365
Guangzhou Automobile Group Co. Ltd. Class H	179,600	88,747
Guangzhou Kingmed Diagnostics Group Co. Ltd. Class A	28,700	245,648
Guangzhou Tinci Materials Technology Co. Ltd. Class A	14,900	55,279
H World Group Ltd. ADR (a)	12,039	474,698
Haidilao International Holding Ltd. (d)	129,000	345,895
Haier Smart Home Co. Ltd. Class H	169,600	533,800
Haitong Securities Co. Ltd. Class H	145,600	87,377
Hangzhou Chang Chuan Technology Co. Ltd. Class A	15,900	73,174
Hangzhou First Applied Material Co. Ltd. Class A	12,152	47,636
Hangzhou Robam Appliances Co. Ltd. Class A	15,400	56,965
Hangzhou Silan Microelectronics Co. Ltd. Class A	14,300	47,812
Hangzhou Tigermed Consulting Co. Ltd. Class A	16,400	149,915
Hengan International Group Co. Ltd.	64,000	203,885

See accompanying notes to financial statements.
62

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Hoshine Silicon Industry Co. Ltd. Class A	3,800	$ 31,508
Hoymiles Power Electronics, Inc. Class A	1,883	70,867
Hoyuan Green Energy Co. Ltd. Class A	6,651	38,231
Hua Hong Semiconductor Ltd. (a)(b)(d)	28,000	70,931
Huadian Power International Corp. Ltd. Class A	269,700	190,640
Hualan Biological Engineering, Inc. Class A	56,320	171,610
Huaneng Power International, Inc. Class H (a)(b)	862,000	418,241
Huatai Securities Co. Ltd. Class H (d)	142,000	181,311
Huaxi Securities Co. Ltd. Class A	14,400	16,444
Hubei Feilihua Quartz Glass Co. Ltd. Class A	7,300	45,328
Humanwell Healthcare Group Co. Ltd. Class A	1,800	5,976
Hygeia Healthcare Holdings Co. Ltd. Class C (d)	33,800	189,460
Iflytek Co. Ltd. Class A	10,000	69,533
Industrial & Commercial Bank of China Ltd. Class H	4,512,045	2,171,953
Ingenic Semiconductor Co. Ltd. Class A	9,100	92,065
Innovent Biologics, Inc. (a)(d)	96,000	468,855
iQIYI, Inc. ADR (a)(b)	39,916	189,202
JA Solar Technology Co. Ltd. Class A	19,252	67,593
Jason Furniture Hangzhou Co. Ltd. Class A	11,100	61,687
JD Health International, Inc. (a)(b)(d)	64,150	332,551
JD.com, Inc. Class A	129,752	1,906,887
Jiangsu Eastern Shenghong Co. Ltd. Class A	16,800	26,633
Jiangsu Expressway Co. Ltd. Class H	14,000	12,638
Jiangsu Hengli Hydraulic Co. Ltd. Class A	5,400	47,361
Jiangsu King's Luck Brewery JSC Ltd. Class A	21,800	175,549
Jiangsu Pacific Quartz Co. Ltd. Class A	3,000	43,923
JiuGui Liquor Co. Ltd. Class A	2,900	35,111
Jiumaojiu International Holdings Ltd. (b)(d)	113,000	153,805
Jointown Pharmaceutical Group Co. Ltd. Class A	190,245	282,792
JOYY, Inc. ADR	4,820	183,690
Juneyao Airlines Co. Ltd. Class A (a)	46,600	91,463
Kanzhun Ltd. ADR (a)	17,572	266,567
Security Description	Shares	Value
KE Holdings, Inc. ADR	40,914	$ 634,985
Kingdee International Software Group Co. Ltd. (a)	205,000	252,329
Kingsoft Corp. Ltd.	118,600	430,070
Kuaishou Technology (a)(d)	145,800	1,170,034
Kuang-Chi Technologies Co. Ltd. Class A	100,900	199,979
Kweichow Moutai Co. Ltd. Class A	5,245	1,294,773
Lenovo Group Ltd.	412,000	424,528
Lens Technology Co. Ltd. Class A	12,600	21,237
Li Auto, Inc. Class A (a)	72,120	1,273,543
Li Ning Co. Ltd.	134,000	563,762
Lingyi iTech Guangdong Co. Class A	95,500	74,976
Longfor Group Holdings Ltd. (d)	101,103	181,762
LONGi Green Energy Technology Co. Ltd. Class A	24,192	90,582
Lufax Holding Ltd. ADR	37,435	39,681
Luxshare Precision Industry Co. Ltd. Class A	55,918	228,868
Luzhou Laojiao Co. Ltd. Class A	6,200	184,364
Mango Excellent Media Co. Ltd. Class A	38,700	150,375
Maxscend Microelectronics Co. Ltd. Class A	5,440	87,136
Meituan Class B (a)(d)	304,900	4,461,467
Microport Scientific Corp. (a)(b)	79,341	119,946
Muyuan Foods Co. Ltd. Class A	28,162	146,458
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd. Class A	59,207	103,124
NAURA Technology Group Co. Ltd. Class A	11,700	387,498
NetEase, Inc.	120,375	2,451,504
New China Life Insurance Co. Ltd. Class H	71,600	172,604
New Hope Liuhe Co. Ltd. Class A (a)	49,000	73,980
New Oriental Education & Technology Group, Inc. (a)	113,390	690,603
NIO, Inc. ADR (a)	92,404	835,332
Nongfu Spring Co. Ltd. Class H (b)(d)	72,200	414,845
North Industries Group Red Arrow Co. Ltd. Class A	14,900	30,186
Ovctek China, Inc. Class A	49,269	173,658
PDD Holdings, Inc. ADR (a)	35,620	3,493,253
Perfect World Co. Ltd. Class A	42,150	76,366

See accompanying notes to financial statements.
63

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
PetroChina Co. Ltd. Class H	1,328,000	$ 1,000,428
Pharmaron Beijing Co. Ltd. Class A	13,800	58,907
PICC Property & Casualty Co. Ltd. Class H	605,415	777,655
Ping An Healthcare & Technology Co. Ltd. (a)(b)(d)	30,900	72,122
Ping An Insurance Group Co. of China Ltd. Class A	38,000	251,916
Ping An Insurance Group Co. of China Ltd. Class H	355,000	2,032,949
Prosus NV	117,892	3,484,923
Pylon Technologies Co. Ltd. Class A	3,029	54,338
Qifu Technology, Inc. ADR	6,524	100,209
Raytron Technology Co. Ltd. Class A	14,572	95,403
Rockchip Electronics Co. Ltd. Class A	9,400	79,282
SAIC Motor Corp. Ltd. Class A	49,300	100,146
Sangfor Technologies, Inc. Class A (a)	10,100	129,353
Seres Group Co. Ltd. Class A (a)	25,700	196,549
SF Holding Co. Ltd. Class A	6,800	38,080
SG Micro Corp. Class A	3,620	38,641
Shandong Gold Mining Co. Ltd. Class A	74,041	255,179
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	245,600	215,751
Shanghai Bairun Investment Holding Group Co. Ltd. Class A	43,416	171,799
Shanghai Baosight Software Co. Ltd. Class A	66,429	411,936
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class A	8,700	34,152
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	22,000	51,686
Shanghai Fudan Microelectronics Group Co. Ltd. Class A	5,713	37,403
Shanghai Jinjiang International Hotels Co. Ltd. Class A	17,013	87,800
Shanghai M&G Stationery, Inc. Class A	16,400	82,160
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	28,800	44,937
Shanghai RAAS Blood Products Co. Ltd. Class A	275,677	263,351
Shanxi Meijin Energy Co. Ltd. Class A (a)	185,000	178,252
Security Description	Shares	Value
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. Class A	14,200	$ 466,788
Shenghe Resources Holding Co. Ltd. Class A	13,400	19,992
Shengyi Technology Co. Ltd. Class A	45,800	96,557
Shennan Circuits Co. Ltd. Class A	8,680	79,309
Shenzhen Capchem Technology Co. Ltd. Class A	5,760	34,643
Shenzhen Energy Group Co. Ltd. Class A	261,340	228,851
Shenzhen Kangtai Biological Products Co. Ltd. Class A (a)	36,501	146,640
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	4,900	181,460
Shenzhen Overseas Chinese Town Co. Ltd. Class A (a)	55,200	32,048
Shenzhen SC New Energy Technology Corp. Class A	11,500	119,881
Shenzhen Senior Technology Material Co. Ltd. Class A	11,537	20,696
Shenzhou International Group Holdings Ltd.	42,100	403,161
Shijiazhuang Yiling Pharmaceutical Co. Ltd. Class A	9,100	29,302
Sichuan Chuantou Energy Co. Ltd. Class A	157,370	319,676
Silergy Corp.	22,000	207,525
Sinopharm Group Co. Ltd. Class H	57,600	166,949
Skshu Paint Co. Ltd. Class A (a)	9,240	86,912
Smoore International Holdings Ltd. (b)(d)	120,000	108,940
Songcheng Performance Development Co. Ltd. Class A	28,700	48,137
StarPower Semiconductor Ltd. Class A	2,800	69,038
Sungrow Power Supply Co. Ltd. Class A	7,000	85,999
Sunny Optical Technology Group Co. Ltd.	50,600	353,406
TAL Education Group ADR (a)	38,696	352,521
TCL Zhonghuan Renewable Energy Technology Co. Ltd. Class A	14,900	47,814
Tencent Holdings Ltd.	397,500	15,540,964
Tencent Music Entertainment Group ADR (a)	51,413	328,015
Thunder Software Technology Co. Ltd. Class A	7,100	74,618

See accompanying notes to financial statements.
64

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Tianjin 712 Communication & Broadcasting Co. Ltd. Class A	10,800	$ 37,474
Tianqi Lithium Corp. Class A	4,200	31,665
Tingyi Cayman Islands Holding Corp.	290,000	405,089
Tongcheng Travel Holdings Ltd. (a)	119,200	261,782
TongFu Microelectronics Co. Ltd. Class A	24,200	63,674
Tongwei Co. Ltd. Class A	15,100	66,860
Topchoice Medical Corp. Class A (a)	4,600	55,687
TravelSky Technology Ltd. Class H	56,000	97,101
Trina Solar Co. Ltd. Class A	6,130	25,721
Trip.com Group Ltd. (a)	32,875	1,171,971
Tsingtao Brewery Co. Ltd. Class H	60,000	491,072
Verisilicon Microelectronics Shanghai Co. Ltd. Class A (a)	10,886	89,574
Vipshop Holdings Ltd. ADR (a)	39,619	634,300
Walvax Biotechnology Co. Ltd. Class A	60,198	194,498
Want Want China Holdings Ltd.	145,000	94,607
Weibo Corp. ADR	6,297	78,964
Weichai Power Co. Ltd. Class A	80,800	138,959
Wens Foodstuffs Group Co. Ltd. Class A	16,080	38,358
Will Semiconductor Co. Ltd. Shanghai Class A	8,100	103,460
Wuhan Guide Infrared Co. Ltd. Class A	156,749	163,940
Wuliangye Yibin Co. Ltd. Class A	16,400	351,376
WuXi AppTec Co. Ltd. Class A	23,802	281,544
WuXi AppTec Co. Ltd. Class H (b)(d)	6,300	75,413
Wuxi Biologics Cayman, Inc. (a)(d)	228,500	1,331,872
Xiaomi Corp. Class B (a)(d)	824,800	1,299,569
Xinyi Solar Holdings Ltd.	286,961	214,712
XPeng, Inc. ADR (a)	12,389	227,462
XPeng, Inc. Class A (a)(b)	44,512	397,558
Yadea Group Holdings Ltd. (d)	116,000	215,357
Yankuang Energy Group Co. Ltd. Class H (b)	288,000	544,239
Yealink Network Technology Corp. Ltd. Class A	29,290	143,279
Yifeng Pharmacy Chain Co. Ltd. Class A	20,430	98,340
Security Description	Shares	Value
Yihai International Holding Ltd.	56,000	$ 96,529
Yonyou Network Technology Co. Ltd. Class A	18,430	42,042
Youngor Group Co. Ltd. Class A	124,760	121,750
Yum China Holdings, Inc.	24,635	1,372,662
Yunda Holding Co. Ltd. Class A	11,570	15,658
Yunnan Energy New Material Co. Ltd. Class A	3,400	27,953
Zai Lab Ltd. ADR (a)(b)	9,494	230,799
Zhejiang Huayou Cobalt Co. Ltd. Class A	6,240	32,126
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. Class A	8,100	53,042
ZhongAn Online P&C Insurance Co. Ltd. Class H (a)(d)	37,200	109,721
Zhongsheng Group Holdings Ltd.	24,500	68,978
Zhuzhou CRRC Times Electric Co. Ltd. Class H	72,000	249,137
Zijin Mining Group Co. Ltd. Class H	842,000	1,287,966
ZTE Corp. Class H	63,000	190,242
ZTO Express Cayman, Inc. ADR	22,500	543,825
		123,265,631
COLOMBIA — 0.1%
Bancolombia SA ADR (b)	25,063	668,681
DENMARK — 2.2%
AP Moller - Maersk AS Class B	653	1,180,707
Chr Hansen Holding AS	1,967	120,759
Coloplast AS Class B	4,468	474,256
Danske Bank AS	59,028	1,377,393
DSV AS	19,200	3,595,638
Genmab AS (a)	5,029	1,790,767
Novo Nordisk AS Class B	213,990	19,563,289
Novozymes AS Class B	13,686	553,215
Orsted AS (d)	7,294	398,813
Pandora AS	8,263	858,305
Vestas Wind Systems AS (a)	77,599	1,669,824
		31,582,966
EGYPT — 0.1%
Commercial International Bank Egypt SAE	344,307	668,557
FINLAND — 0.7%
Elisa Oyj	9,919	460,921
Fortum Oyj (b)	12,680	147,607
Kone Oyj Class B	29,391	1,242,219
Neste Oyj (b)	26,576	904,053
Nokia Oyj (c)	197,382	745,634

See accompanying notes to financial statements.
65

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Nokia Oyj (c)	104,575	$ 396,318
Nordea Bank Abp (c)	204,184	2,257,560
Nordea Bank Abp (c)	3,141	34,625
Sampo Oyj Class A	31,046	1,347,011
Stora Enso Oyj Class R	65,464	824,096
UPM-Kymmene Oyj	56,729	1,950,208
Wartsila Oyj Abp	30,881	351,638
		10,661,890
FRANCE — 6.8%
Accor SA	23,381	790,663
Adevinta ASA (a)	13,335	132,713
Air Liquide SA	41,121	6,958,932
Airbus SE	37,667	5,063,954
Alstom SA	26,594	636,335
AXA SA	120,069	3,582,328
BioMerieux	642	62,412
BNP Paribas SA	70,606	4,517,391
Bouygues SA	20,892	733,037
Capgemini SE	14,655	2,572,550
Carrefour SA	57,877	997,900
Cie de Saint-Gobain SA	33,675	2,027,966
Cie Generale des Etablissements Michelin SCA	45,495	1,400,239
Credit Agricole SA	59,682	738,798
Danone SA	46,651	2,581,213
Dassault Systemes SE	42,721	1,596,423
Edenred SE	11,815	741,541
Engie SA	87,440	1,345,145
EssilorLuxottica SA	20,553	3,593,962
Hermes International SCA	1,164	2,131,780
Kering SA	5,774	2,640,301
Klepierre SA REIT	9,867	242,676
La Francaise des Jeux SAEM (d)	351	11,446
Legrand SA	18,720	1,730,269
L'Oreal SA	16,996	7,075,444
LVMH Moet Hennessy Louis Vuitton SE	18,449	13,993,355
Orange SA	142,491	1,638,365
Pernod Ricard SA	17,263	2,885,056
Publicis Groupe SA	25,810	1,960,938
Renault SA	6,436	264,899
Safran SA	21,152	3,328,745
Sartorius Stedim Biotech	963	230,424
Societe Generale SA	37,041	903,759
Sodexo SA	11,799	1,218,238
Teleperformance SE	1,419	179,383
TotalEnergies SE	160,640	10,597,536
Unibail-Rodamco-Westfield REIT (a)	47,468	112,127
Unibail-Rodamco-Westfield REIT (a)	6,321	312,868
Valeo SE	15,983	276,336
Veolia Environnement SA	47,611	1,382,695
Vinci SA	37,974	4,222,326
Security Description	Shares	Value
Vivendi SE	87,371	$ 767,414
Worldline SA (a)(d)	8,724	246,154
		98,426,036
GERMANY — 5.2%
adidas AG	12,418	2,190,646
Allianz SE	27,467	6,563,511
BASF SE	63,050	2,867,093
Bayer AG	65,962	3,174,104
Bayerische Motoren Werke AG	24,078	2,456,975
Commerzbank AG	50,229	573,812
Continental AG	6,527	461,342
Covestro AG (a)(d)	11,638	629,148
Daimler Truck Holding AG	28,560	992,408
Deutsche Bank AG	123,495	1,366,341
Deutsche Boerse AG	14,697	2,547,246
Deutsche Lufthansa AG (a)	51,072	405,868
Deutsche Post AG	84,566	3,450,203
Deutsche Telekom AG	234,421	4,931,103
Dr Ing hc F Porsche AG (d)	2,816	265,348
E.ON SE	161,061	1,909,861
Fresenius Medical Care AG & Co. KGaA	18,893	816,921
Fresenius SE & Co. KGaA	28,839	899,511
HelloFresh SE (a)	10,476	313,667
Henkel AG & Co. KGaA Preference Shares	7,131	509,319
Infineon Technologies AG	54,426	1,806,786
Mercedes-Benz Group AG	53,702	3,746,307
Merck KGaA	10,915	1,827,622
MTU Aero Engines AG	1,338	243,302
Muenchener Rueckversicherungs-Gesellschaft AG	12,249	4,786,721
Porsche Automobil Holding SE Preference Shares	10,317	509,564
Puma SE	5,698	354,726
Rheinmetall AG	1,881	485,729
RWE AG	41,560	1,546,658
SAP SE	71,862	9,344,624
Sartorius AG Preference Shares	1,732	590,102
Scout24 SE (d)	1,545	107,405
Siemens AG	52,555	7,548,476
Siemens Energy AG (a)	28,905	378,867
Siemens Healthineers AG (d)	18,270	928,482
Symrise AG	8,684	830,419
Volkswagen AG	4,144	547,116
Volkswagen AG Preference Shares	9,270	1,069,204
Vonovia SE	35,846	865,684
Zalando SE (a)(d)	8,239	184,318
		75,026,539
GREECE — 0.1%
Hellenic Telecommunications Organization SA	2,626	38,424

See accompanying notes to financial statements.
66

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
JUMBO SA	28,969	$ 797,444
OPAP SA	53,119	891,962
		1,727,830
HONG KONG — 1.4%
AIA Group Ltd.	770,800	6,284,030
China Common Rich Renewable Energy Investments Ltd. (a)(b)(e)	448,000	—
China Huishan Dairy Holdings Co. Ltd. (a)(e)	1,418,000	—
CK Asset Holdings Ltd.	102,832	541,611
CLP Holdings Ltd.	91,000	673,334
Futu Holdings Ltd. ADR (a)(b)	3,578	206,844
Hang Lung Properties Ltd.	331,000	453,063
Hang Seng Bank Ltd.	52,400	652,002
Henderson Land Development Co. Ltd.	217,317	572,993
Hong Kong & China Gas Co. Ltd.	713,057	497,110
Hong Kong Exchanges & Clearing Ltd.	84,540	3,158,437
Jardine Matheson Holdings Ltd.	5,000	232,100
Link REIT	309,482	1,517,408
New World Development Co. Ltd.	145,601	283,325
Prudential PLC	133,488	1,448,111
Sino Biopharmaceutical Ltd.	1,261,500	455,837
Sun Hung Kai Properties Ltd.	107,685	1,152,218
Swire Pacific Ltd. Class A	72,006	485,903
Techtronic Industries Co. Ltd.	110,500	1,072,288
Vinda International Holdings Ltd.	39,000	93,717
WH Group Ltd. (d)	249,205	130,778
Wharf Real Estate Investment Co. Ltd.	58,000	224,021
		20,135,130
HUNGARY — 0.1%
MOL Hungarian Oil & Gas PLC	78,786	600,169
OTP Bank Nyrt	23,143	839,207
		1,439,376
INDIA — 4.3%
Adani Enterprises Ltd.	17,615	512,045
Adani Green Energy Ltd. (a)	31,327	372,399
Adani Ports & Special Economic Zone Ltd.	52,363	520,312
Adani Power Ltd. (a)	50,823	231,007
Ambuja Cements Ltd.	135,004	690,617
Apollo Hospitals Enterprise Ltd.	6,960	430,614
Asian Paints Ltd.	18,832	716,859
Aurobindo Pharma Ltd.	30,321	333,858
Avenue Supermarts Ltd. (a)(d)	7,118	315,059
Security Description	Shares	Value
Axis Bank Ltd.	148,656	$ 1,855,845
Bajaj Auto Ltd.	6,170	376,235
Bajaj Finance Ltd.	11,961	1,125,036
Bajaj Finserv Ltd.	30,726	569,906
Balkrishna Industries Ltd.	4,879	150,281
Bandhan Bank Ltd. (d)	86,254	261,334
Bharat Electronics Ltd.	382,531	637,081
Bharat Forge Ltd.	11,334	148,989
Bharat Petroleum Corp. Ltd.	79,010	329,774
Bharti Airtel Ltd.	147,341	1,643,722
Cholamandalam Investment & Finance Co. Ltd.	50,830	745,269
Cipla Ltd.	19,171	273,836
Dabur India Ltd.	63,747	423,438
Divi's Laboratories Ltd.	8,220	372,701
DLF Ltd.	77,775	497,232
Dr Reddy's Laboratories Ltd. ADR	18,580	1,242,445
Eicher Motors Ltd.	13,104	543,932
Godrej Consumer Products Ltd. (a)	41,279	492,915
HCL Technologies Ltd.	84,541	1,257,101
HDFC Bank Ltd.	168,206	3,091,630
HDFC Life Insurance Co. Ltd. (d)	63,366	486,379
Hero MotoCorp Ltd.	11,969	440,651
Hindalco Industries Ltd.	116,215	689,456
Hindustan Petroleum Corp. Ltd. (a)	67,312	206,659
Hindustan Unilever Ltd.	74,217	2,203,597
ICICI Bank Ltd. ADR	153,434	3,547,394
ICICI Lombard General Insurance Co. Ltd. (d)	22,543	355,500
Indian Oil Corp. Ltd.	207,077	226,799
Indraprastha Gas Ltd.	23,213	127,147
Info Edge India Ltd.	8,794	441,102
Infosys Ltd. ADR (b)	254,741	4,358,618
InterGlobe Aviation Ltd. (a)(d)	9,017	258,562
ITC Ltd.	197,549	1,057,195
JSW Steel Ltd.	56,970	534,840
Jubilant Foodworks Ltd.	57,411	368,561
Kotak Mahindra Bank Ltd.	36,704	767,175
Larsen & Toubro Ltd.	26,624	969,386
LTIMindtree Ltd. (d)	9,833	616,904
Lupin Ltd.	24,080	339,635
Mahindra & Mahindra Ltd. GDR (c)	57,156	1,077,391
Marico Ltd.	100,445	679,360
Maruti Suzuki India Ltd.	7,599	970,963
Muthoot Finance Ltd.	16,188	244,064
Nestle India Ltd.	4,377	1,186,310
Petronet LNG Ltd.	155,774	450,113
PI Industries Ltd.	6,386	265,541
Power Grid Corp. of India Ltd.	215,901	519,336
Reliance Industries Ltd. GDR (d)	105,035	5,871,456

See accompanying notes to financial statements.
67

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Samvardhana Motherson International Ltd.	105,198	$ 121,614
SBI Life Insurance Co. Ltd. (d)	36,083	567,221
Shree Cement Ltd.	2,118	649,495
Shriram Finance Ltd.	32,100	741,934
State Bank of India	116,357	838,685
Sun Pharmaceutical Industries Ltd.	59,035	823,698
Tata Consultancy Services Ltd.	53,823	2,287,054
Tata Consumer Products Ltd.	35,429	374,124
Tata Motors Ltd.	107,648	816,941
Tata Power Co. Ltd.	77,453	244,649
Tata Steel Ltd.	412,214	639,855
Tech Mahindra Ltd.	43,352	638,367
Titan Co. Ltd.	8,149	308,998
Torrent Pharmaceuticals Ltd.	2,218	51,525
Trent Ltd.	12,121	303,626
Tube Investments of India Ltd.	5,398	194,251
UltraTech Cement Ltd.	7,060	701,811
United Spirits Ltd. (a)	54,428	660,185
UPL Ltd.	45,203	335,452
Vedanta Ltd.	44,852	120,203
Wipro Ltd.	85,473	417,941
Yes Bank Ltd. (a)	1,007,114	209,206
Zomato Ltd. (a)	308,948	377,622
		61,846,023
INDONESIA — 0.6%
Adaro Energy Indonesia Tbk PT	1,236,800	228,074
Astra International Tbk PT	1,900,800	765,608
Bank Central Asia Tbk PT	3,257,000	1,859,788
Bank Mandiri Persero Tbk PT	3,095,800	1,206,871
Bank Rakyat Indonesia Persero Tbk PT	5,657,376	1,912,636
Barito Pacific Tbk PT	527,247	44,349
Charoen Pokphand Indonesia Tbk PT (a)	1,168,400	410,131
GoTo Gojek Tokopedia Tbk PT (a)	44,502,800	244,758
Indah Kiat Pulp & Paper Tbk PT	151,800	109,025
Merdeka Copper Gold Tbk PT (a)	474,553	88,432
Telkom Indonesia Persero Tbk PT	4,713,700	1,143,732
United Tractors Tbk PT	208,800	381,663
		8,395,067
IRELAND — 0.2%
Bank of Ireland Group PLC	36,586	359,852
Kerry Group PLC Class A	16,363	1,371,740
Kingspan Group PLC	2,981	223,959
Security Description	Shares	Value
Smurfit Kappa Group PLC	17,046	$ 569,578
		2,525,129
ISRAEL — 0.4%
Bank Hapoalim BM	188,428	1,677,390
Bank Leumi Le-Israel BM	204,027	1,688,703
Check Point Software Technologies Ltd. (a)	5,965	795,015
Nice Ltd. (a)	6,913	1,171,415
Teva Pharmaceutical Industries Ltd. ADR (a)	70,896	723,139
Wix.com Ltd. (a)	3,741	343,424
		6,399,086
ITALY — 1.3%
Assicurazioni Generali SpA	87,966	1,803,540
Coca-Cola HBC AG	12,755	350,127
DiaSorin SpA	606	55,447
Enel SpA	502,220	3,094,642
Eni SpA	173,063	2,795,364
Ferrari NV	11,620	3,441,058
FinecoBank Banca Fineco SpA	1,318	16,068
Intesa Sanpaolo SpA	906,042	2,340,624
Mediobanca Banca di Credito Finanziario SpA	60,201	798,635
Snam SpA	170,593	803,558
Telecom Italia SpA (a)(b)	605,444	189,804
UniCredit SpA	116,157	2,795,363
		18,484,230
JAPAN — 14.8%
Advantest Corp.	33,200	930,201
Aeon Co. Ltd.	56,000	1,111,744
AGC, Inc.	22,200	780,143
Aisin Corp. (b)	14,200	537,644
Ajinomoto Co., Inc.	21,400	826,601
Asahi Group Holdings Ltd.	42,800	1,603,297
Asahi Intecc Co. Ltd.	4,200	75,655
Asahi Kasei Corp.	131,300	826,999
Astellas Pharma, Inc.	156,900	2,180,671
Bandai Namco Holdings, Inc.	12,900	262,971
Bridgestone Corp.	45,500	1,777,313
Canon, Inc.	72,700	1,756,298
Capcom Co. Ltd.	6,800	245,388
Central Japan Railway Co.	46,000	1,120,523
Chiba Bank Ltd.	124,400	906,584
Chubu Electric Power Co., Inc.	72,900	931,615
Chugai Pharmaceutical Co. Ltd.	30,900	957,491
Concordia Financial Group Ltd.	170,900	780,488
CyberAgent, Inc. (b)	11,800	63,758
Dai-ichi Life Holdings, Inc.	53,600	1,112,409
Daiichi Sankyo Co. Ltd.	118,200	3,252,332
Daikin Industries Ltd.	15,600	2,454,079

See accompanying notes to financial statements.
68

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Daiwa House REIT Investment Corp.	64	$ 113,139
Daiwa Securities Group, Inc. (b)	182,300	1,054,402
Denso Corp.	150,800	2,426,341
Dentsu Group, Inc.	2,200	64,868
Disco Corp.	1,400	258,750
East Japan Railway Co.	22,400	1,284,182
Eisai Co. Ltd.	16,600	923,749
ENEOS Holdings, Inc.	276,108	1,091,480
FANUC Corp.	72,200	1,883,562
Fast Retailing Co. Ltd.	12,300	2,686,259
FUJIFILM Holdings Corp.	33,800	1,961,068
Fujitsu Ltd. (b)	15,500	1,828,112
GLP J-REIT	220	197,112
GMO Payment Gateway, Inc.	2,300	126,032
Hitachi Ltd.	69,300	4,307,304
Honda Motor Co. Ltd.	301,800	3,401,760
Hoya Corp.	27,100	2,783,096
Idemitsu Kosan Co. Ltd.	12,500	287,988
Inpex Corp.	72,300	1,093,039
ITOCHU Corp.	88,300	3,198,859
Japan Exchange Group, Inc.	32,300	600,437
Japan Metropolitan Fund Invest REIT	1,144	743,629
Japan Real Estate Investment Corp. REIT	205	800,905
Japan Tobacco, Inc.	73,000	1,682,828
JFE Holdings, Inc.	31,800	466,904
JSR Corp.	34,800	936,784
Kajima Corp.	76,200	1,242,638
Kansai Electric Power Co., Inc.	78,800	1,097,048
Kao Corp.	37,800	1,406,117
KDDI Corp.	113,000	3,465,914
Keyence Corp.	10,900	4,053,945
Kintetsu Group Holdings Co. Ltd.	29,000	823,602
Kirin Holdings Co. Ltd.	12,700	178,128
Komatsu Ltd.	73,800	1,999,487
Kose Corp.	2,200	160,033
Kubota Corp.	100,600	1,485,826
Kyocera Corp.	38,900	1,977,781
Lasertec Corp.	4,100	639,350
Lixil Corp. (b)	39,200	457,476
M3, Inc.	26,500	482,319
Makita Corp.	29,000	717,494
Marubeni Corp.	159,300	2,489,446
Mazda Motor Corp.	15,600	177,352
McDonald's Holdings Co. Japan Ltd. (b)	2,400	91,834
MEIJI Holdings Co. Ltd.	6,400	159,373
Mitsubishi Chemical Group Corp.	148,400	937,488
Mitsubishi Corp.	93,200	4,451,865
Mitsubishi Electric Corp.	171,300	2,122,524
Mitsubishi Estate Co. Ltd.	123,318	1,615,592
Security Description	Shares	Value
Mitsubishi Heavy Industries Ltd.	30,800	$ 1,722,612
Mitsubishi UFJ Financial Group, Inc.	727,900	6,187,577
Mitsui & Co. Ltd.	105,800	3,844,888
Mitsui Chemicals, Inc.	31,100	808,006
Mitsui Fudosan Co. Ltd.	22,500	496,666
Mizuho Financial Group, Inc.	77,980	1,327,842
MonotaRO Co. Ltd.	12,300	131,923
MS&AD Insurance Group Holdings, Inc.	49,800	1,833,815
Murata Manufacturing Co. Ltd.	149,700	2,742,703
NEC Corp.	18,500	1,024,148
Nexon Co. Ltd.	23,700	424,607
NIDEC Corp.	33,500	1,555,962
Nintendo Co. Ltd.	72,100	3,010,106
Nippon Building Fund, Inc. REIT	38	154,317
Nippon Paint Holdings Co. Ltd.	33,000	222,469
Nippon Prologis REIT, Inc.	177	331,167
Nippon Steel Corp. (b)	52,600	1,235,470
Nippon Telegraph & Telephone Corp.	2,267,600	2,683,586
Nippon Yusen KK	42,600	1,109,356
Nissan Motor Co. Ltd.	179,400	793,820
Nitori Holdings Co. Ltd.	4,100	459,112
Nitto Denko Corp. (b)	16,500	1,084,483
Nomura Holdings, Inc.	209,300	840,286
Nomura Real Estate Master Fund, Inc. REIT	79	88,622
Nomura Research Institute Ltd.	11,400	297,405
NTT Data Group Corp.	84,100	1,129,693
Obayashi Corp.	134,000	1,182,181
Obic Co. Ltd.	2,200	334,441
Olympus Corp.	51,900	675,248
Ono Pharmaceutical Co. Ltd.	21,600	415,137
Oriental Land Co. Ltd.	45,800	1,506,666
ORIX Corp.	114,600	2,144,934
Osaka Gas Co. Ltd.	62,100	1,024,562
Otsuka Holdings Co. Ltd.	15,600	555,422
Panasonic Holdings Corp.	187,300	2,111,165
Rakuten Group, Inc.	51,000	209,537
Recruit Holdings Co. Ltd.	73,100	2,257,785
Renesas Electronics Corp. (a)	37,100	568,216
Resona Holdings, Inc.	56,400	313,058
Rohm Co. Ltd.	59,600	1,125,101
SBI Holdings, Inc.	16,800	354,407
Secom Co. Ltd.	16,600	1,127,988
Seven & i Holdings Co. Ltd.	57,200	2,244,302
SG Holdings Co. Ltd.	11,800	151,429
Sharp Corp. (a)(b)	36,500	227,964
Shimano, Inc.	2,900	391,881
Shin-Etsu Chemical Co. Ltd.	133,700	3,891,165

See accompanying notes to financial statements.
69

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Shionogi & Co. Ltd.	15,600	$ 698,955
Shiseido Co. Ltd.	19,700	693,081
Shizuoka Financial Group, Inc.	114,600	936,153
SMC Corp.	4,200	1,885,180
SoftBank Corp.	8,500	96,292
SoftBank Group Corp.	72,300	3,069,328
Sompo Holdings, Inc. (b)	33,900	1,461,409
Sony Group Corp.	83,800	6,873,594
Subaru Corp.	20,300	395,321
Sumitomo Chemical Co. Ltd.	185,200	505,119
Sumitomo Corp.	65,800	1,315,780
Sumitomo Electric Industries Ltd.	73,000	881,283
Sumitomo Mitsui Financial Group, Inc.	57,800	2,845,747
Sumitomo Mitsui Trust Holdings, Inc.	16,500	622,627
Suzuki Motor Corp.	15,700	632,945
Sysmex Corp.	11,600	554,483
T&D Holdings, Inc.	39,600	654,936
Takeda Pharmaceutical Co. Ltd.	106,799	3,321,522
TDK Corp.	42,700	1,585,816
Terumo Corp.	64,500	1,712,940
Tokio Marine Holdings, Inc.	137,900	3,202,034
Tokyo Electric Power Co. Holdings, Inc. (a)	129,300	579,500
Tokyo Electron Ltd.	30,600	4,191,416
Tokyo Gas Co. Ltd.	39,900	906,691
Tokyu Corp.	90,000	1,039,772
TOPPAN, Inc.	56,400	1,351,181
Toray Industries, Inc.	187,100	975,465
Toshiba Corp. (a)	30,400	937,720
Toyota Motor Corp.	662,100	11,879,864
Toyota Tsusho Corp.	30,700	1,809,392
Unicharm Corp.	15,600	553,122
Welcia Holdings Co. Ltd.	1,400	24,238
West Japan Railway Co.	16,300	675,594
Yakult Honsha Co. Ltd.	6,800	165,551
Yamaha Corp.	24,000	657,155
Yamaha Motor Co. Ltd.	36,800	969,414
Z Holdings Corp.	245,900	684,681
ZOZO, Inc. (b)	10,800	198,485
		212,826,441
KUWAIT — 0.2%
Agility Public Warehousing Co. KSC (a)	27,227	49,159
Boubyan Bank KSCP	447,471	874,527
Kuwait Finance House KSCP	163,822	388,551
Mabanee Co. KPSC	196,572	524,743
Mobile Telecommunications Co. KSCP	167,207	263,484
		2,100,464
Security Description	Shares	Value
LUXEMBOURG — 0.1%
ArcelorMittal SA	30,312	$ 763,007
Eurofins Scientific SE	3,734	211,505
		974,512
MACAU — 0.1%
Galaxy Entertainment Group Ltd.	143,000	860,901
Sands China Ltd. (a)	206,000	631,269
		1,492,170
MALAYSIA — 0.3%
AMMB Holdings Bhd	221,500	174,549
CIMB Group Holdings Bhd	528,899	611,665
Dialog Group Bhd	930,200	420,004
Genting Bhd	199,600	177,271
Genting Malaysia Bhd	584,200	311,059
Hong Leong Financial Group Bhd	40,839	153,954
Malaysia Airports Holdings Bhd	200,613	304,642
Nestle Malaysia Bhd	12,300	331,388
Petronas Chemicals Group Bhd	16,700	25,573
Petronas Dagangan Bhd	71,700	341,759
PPB Group Bhd	144,940	477,860
Press Metal Aluminium Holdings Bhd	233,500	234,234
Public Bank Bhd	549,200	474,895
QL Resources Bhd	35,700	41,515
RHB Bank Bhd	133,012	153,827
Tenaga Nasional Bhd	169,500	360,642
		4,594,837
MEXICO — 0.7%
America Movil SAB de CV	2,711,063	2,354,055
Cemex SAB de CV Series CPO (a)	1,583,099	1,035,753
Fomento Economico Mexicano SAB de CV	197,740	2,165,656
Grupo Financiero Banorte SAB de CV Class O	231,315	1,944,784
Grupo Mexico SAB de CV Class B	221,307	1,050,471
Grupo Televisa SAB Series CPO	278,449	169,680
Industrias Penoles SAB de CV (a)(b)	15,904	188,018
Kimberly-Clark de Mexico SAB de CV Class A	310,638	620,257
Wal-Mart de Mexico SAB de CV	294,619	1,112,122
		10,640,796
NETHERLANDS — 3.5%
Adyen NV (a)(d)	1,320	986,251
Akzo Nobel NV	19,030	1,379,736
Argenx SE (a)	2,797	1,363,986
ASM International NV	1,726	726,393

See accompanying notes to financial statements.
70

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
ASML Holding NV	25,953	$ 15,362,804
Ferrovial SE	47,950	1,470,722
Heineken NV	23,994	2,120,189
ING Groep NV	232,338	3,087,148
Koninklijke Ahold Delhaize NV	81,598	2,463,897
Koninklijke KPN NV	428,415	1,414,730
Koninklijke Philips NV (b)	78,457	1,575,436
Shell PLC	442,184	14,064,778
Universal Music Group NV (b)	73,752	1,931,040
Wolters Kluwer NV	24,259	2,944,695
		50,891,805
NEW ZEALAND — 0.1%
Fisher & Paykel Healthcare Corp. Ltd. Class C	26,857	348,237
Meridian Energy Ltd.	222,498	687,156
Spark New Zealand Ltd.	171,268	494,980
Xero Ltd. (a)	6,018	436,680
		1,967,053
NORWAY — 0.4%
DNB Bank ASA	99,110	2,008,121
Equinor ASA	78,211	2,580,977
Norsk Hydro ASA	143,605	906,907
Telenor ASA	73,347	837,495
		6,333,500
PERU — 0.1%
Cia de Minas Buenaventura SAA ADR	18,443	157,134
Credicorp Ltd.	7,109	909,739
		1,066,873
PHILIPPINES — 0.1%
Ayala Corp.	7,480	82,500
Ayala Land, Inc.	464,600	241,842
BDO Unibank, Inc.	91,504	229,504
International Container Terminal Services, Inc.	25,600	93,756
JG Summit Holdings, Inc.	242,551	163,341
Jollibee Foods Corp.	83,020	336,623
PLDT, Inc. ADR (b)	15,502	320,271
SM Investments Corp.	2,750	41,000
SM Prime Holdings, Inc.	514,100	275,333
Universal Robina Corp.	78,650	165,291
		1,949,461
POLAND — 0.1%
Allegro.eu SA (a)(d)	14,522	107,242
CD Projekt SA	6,543	187,669
LPP SA	48	142,954
mBank SA (a)	1,421	128,686
ORLEN SA	17,478	235,039
Powszechna Kasa Oszczednosci Bank Polski SA (a)	47,297	376,204
Security Description	Shares	Value
Santander Bank Polska SA (a)	3,570	$ 294,430
		1,472,224
PORTUGAL — 0.1%
EDP - Energias de Portugal SA	173,384	722,533
Jeronimo Martins SGPS SA	20,270	456,258
		1,178,791
QATAR — 0.2%
Commercial Bank PSQC	290,463	430,907
Qatar Electricity & Water Co. QSC	181,888	877,460
Qatar Islamic Bank SAQ	118,626	604,862
Qatar National Bank QPSC	270,777	1,145,595
		3,058,824
ROMANIA — 0.0% (f)
NEPI Rockcastle NV	30,208	166,919
RUSSIA — 0.0%
Gazprom PJSC ADR (a)(e)	471,490	—
LUKOIL PJSC (e)	44,561	—
MMC Norilsk Nickel PJSC ADR (a)(e)	45,503	—
Mobile TeleSystems PJSC ADR (a)(e)	100,152	—
Novatek PJSC GDR (a)(e)	6,921	—
Sberbank of Russia PJSC (e)	544,444	—
Surgutneftegas PJSC Preference Shares ADR (a)(e)	139,649	—
Tatneft PJSC ADR (a)(e)	38,413	—
TCS Group Holding PLC GDR (a)(e)	7,745	—
Yandex NV Class A (a)(e)	23,001	—
		—
SAUDI ARABIA — 1.0%
Advanced Petrochemical Co.	25,038	267,708
Al Rajhi Bank	108,480	1,963,975
Alinma Bank	48,242	429,624
Arab National Bank	30,314	193,986
Bank AlBilad	86,499	975,592
Bank Al-Jazira (a)	15,422	69,082
Banque Saudi Fransi	31,210	303,741
Bupa Arabia for Cooperative Insurance Co.	19,739	1,094,725
Dar Al Arkan Real Estate Development Co. (a)	74,246	311,994
Dr Sulaiman Al Habib Medical Services Group Co.	8,477	532,518
Etihad Etisalat Co.	56,441	670,439
Jarir Marketing Co.	247,836	958,184
Mobile Telecommunications Co. Saudi Arabia	146,428	513,803
Rabigh Refining & Petrochemical Co. (a)	176,197	509,266

See accompanying notes to financial statements.
71

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Riyad Bank	74,761	$ 553,165
SABIC Agri-Nutrients Co.	11,307	400,973
Sahara International Petrochemical Co.	16,494	166,240
Saudi Arabian Mining Co. (a)	82,200	884,366
Saudi Awwal Bank	46,274	425,670
Saudi Electricity Co.	79,259	402,799
Saudi Industrial Investment Group	28,581	181,067
Saudi Kayan Petrochemical Co. (a)	31,738	105,781
Saudi National Bank	157,997	1,381,781
Saudi Research & Media Group (a)	3,083	135,142
Saudi Telecom Co.	81,661	818,689
Savola Group	32,113	308,676
		14,558,986
SINGAPORE — 1.1%
CapitaLand Ascendas REIT	79,900	160,982
CapitaLand Integrated Commercial Trust REIT	137,640	186,559
CapitaLand Investment Ltd.	394,656	896,354
DBS Group Holdings Ltd.	183,368	4,519,378
Grab Holdings Ltd. Class A (a)	102,564	363,077
Mapletree Logistics Trust REIT	165,282	203,439
Sea Ltd. ADR (a)	21,596	949,144
Singapore Exchange Ltd.	216,800	1,548,685
Singapore Telecommunications Ltd.	803,500	1,424,625
STMicroelectronics NV	40,995	1,778,891
United Overseas Bank Ltd.	183,929	3,840,557
		15,871,691
SOUTH AFRICA — 1.0%
Absa Group Ltd.	28,332	262,921
Anglo American Platinum Ltd.	5,587	209,359
Anglo American PLC	88,038	2,434,387
Aspen Pharmacare Holdings Ltd. (b)	32,763	298,807
Bid Corp. Ltd. (b)	21,962	492,237
Bidvest Group Ltd. (b)	26,736	387,117
Capitec Bank Holdings Ltd.	7,039	641,276
Discovery Ltd. (a)	75,772	551,657
Exxaro Resources Ltd. (b)	19,782	181,005
FirstRand Ltd.	339,146	1,149,605
Gold Fields Ltd. (b)	72,243	787,297
Harmony Gold Mining Co. Ltd.	23,360	88,062
Impala Platinum Holdings Ltd. (b)	41,191	216,150
MTN Group Ltd.	118,848	711,912
Naspers Ltd. Class N	12,449	1,999,271
Nedbank Group Ltd.	17,640	189,449
Old Mutual Ltd.	216,581	136,668
Remgro Ltd.	36,635	288,772
Security Description	Shares	Value
Sanlam Ltd.	215,040	$ 749,582
Sasol Ltd.	32,347	448,168
Sibanye Stillwater Ltd. (b)	143,624	222,838
Standard Bank Group Ltd.	105,362	1,027,480
Woolworths Holdings Ltd. (b)	58,734	211,468
		13,685,488
SOUTH KOREA — 3.5%
Amorepacific Corp.	1,562	141,221
BGF retail Co. Ltd.	843	88,086
Celltrion Healthcare Co. Ltd.	4,976	232,317
Celltrion Pharm, Inc. (a)	1,487	73,612
Celltrion, Inc.	8,217	847,641
CJ CheilJedang Corp.	2,170	493,694
CosmoAM&T Co. Ltd. (a)	1,604	177,588
Coway Co. Ltd.	3,386	103,633
Delivery Hero SE (a)(d)	8,619	247,936
Doosan Enerbility Co. Ltd. (a)	24,176	294,362
Ecopro BM Co. Ltd.	3,027	567,534
Hana Financial Group, Inc.	25,771	810,715
Hanmi Pharm Co. Ltd.	499	110,568
Hanwha Solutions Corp. (a)	3,856	85,013
HD Hyundai Co. Ltd.	9,877	485,286
HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	5,017	412,692
HLB, Inc. (a)	8,690	193,197
HMM Co. Ltd.	16,398	197,593
Hotel Shilla Co. Ltd.	3,656	229,482
HYBE Co. Ltd. (a)	1,162	204,947
Hyundai Engineering & Construction Co. Ltd.	3,004	80,699
Hyundai Mobis Co. Ltd.	4,152	740,000
Hyundai Motor Co.	11,436	1,619,549
Hyundai Steel Co.	7,087	199,837
Kakao Corp.	19,085	621,599
KakaoBank Corp.	6,625	114,639
Kakaopay Corp. (a)	2,439	73,654
KB Financial Group, Inc.	32,550	1,333,937
Kia Corp.	21,352	1,288,019
Korea Aerospace Industries Ltd.	8,316	300,742
Korea Electric Power Corp. ADR (a)(b)	44,664	287,636
Korea Zinc Co. Ltd.	1,246	467,227
Korean Air Lines Co. Ltd.	7,601	122,515
Krafton, Inc. (a)	1,110	123,882
KT&G Corp.	12,407	793,482
L&F Co. Ltd.	1,726	221,794
LG Chem Ltd.	2,717	999,697
LG Chem Ltd. Preference Shares	627	144,971
LG Electronics, Inc.	11,220	838,964
LG Energy Solution Ltd. (a)	2,357	832,304
LG H&H Co. Ltd.	1,107	366,293
LG Innotek Co. Ltd.	191	34,608
Lotte Chemical Corp.	2,404	244,248

See accompanying notes to financial statements.
72

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
NAVER Corp.	11,373	$ 1,698,280
NCSoft Corp.	1,855	305,867
Pearl Abyss Corp. (a)	4,155	143,488
POSCO Future M Co. Ltd.	1,994	531,231
POSCO Holdings, Inc. ADR (b)	22,578	2,314,245
Posco International Corp.	3,116	164,875
Samsung Biologics Co. Ltd. (a)(d)	724	365,380
Samsung C&T Corp.	4,819	384,263
Samsung Electro-Mechanics Co. Ltd.	2,990	304,451
Samsung Electronics Co. Ltd. GDR	12,735	16,046,100
Samsung Electronics Co. Ltd. Preference Shares	29,013	1,171,786
Samsung Fire & Marine Insurance Co. Ltd.	4,595	887,059
Samsung Heavy Industries Co. Ltd. (a)	46,295	268,974
Samsung SDI Co. Ltd.	2,976	1,129,177
Samsung SDS Co. Ltd.	1,886	188,963
Samsung Securities Co. Ltd.	25,035	681,811
Shinhan Financial Group Co. Ltd.	36,473	962,234
SK Bioscience Co. Ltd. (a)	1,688	84,688
SK Hynix, Inc.	37,733	3,207,333
SK Innovation Co. Ltd. (a)	4,735	522,134
SK Square Co. Ltd. (a)	4,025	126,620
SK, Inc.	3,387	366,963
		49,703,335
SPAIN — 1.7%
ACS Actividades de Construccion y Servicios SA	25,511	920,223
Aena SME SA (d)	965	145,694
Amadeus IT Group SA	23,129	1,402,663
Banco Bilbao Vizcaya Argentaria SA	400,787	3,271,609
Banco Santander SA	1,019,770	3,906,828
CaixaBank SA	100,783	403,981
Cellnex Telecom SA (a)(d)	23,753	829,146
Iberdrola SA	476,156	5,341,259
Industria de Diseno Textil SA	87,377	3,264,692
Naturgy Energy Group SA (b)	28,229	769,901
Repsol SA	118,042	1,945,891
Telefonica SA (b)	399,231	1,634,949
		23,836,836
SWEDEN — 1.8%
Assa Abloy AB Class B	98,805	2,166,322
Atlas Copco AB Class B	327,616	3,865,942
Epiroc AB Class B	81,903	1,320,797
EQT AB	14,734	294,159
Essity AB Class B	10,468	227,297
Evolution AB (d)	10,684	1,088,049
Security Description	Shares	Value
H & M Hennes & Mauritz AB Class B	69,741	$ 997,951
Hexagon AB Class B	58,267	500,817
Husqvarna AB Class B (b)	115,717	891,933
Industrivarden AB Class A	2,081	55,319
Investor AB Class B	89,512	1,728,578
Lifco AB Class B	6,366	112,475
Nibe Industrier AB Class B	76,726	507,071
Sandvik AB	92,538	1,717,168
Securitas AB Class B	97,338	776,432
Skandinaviska Enskilda Banken AB Class A	110,024	1,323,120
Skanska AB Class B	61,320	1,015,961
SKF AB Class B	40,324	676,075
Svenska Handelsbanken AB Class A	135,138	1,213,533
Swedbank AB Class A	67,030	1,241,982
Tele2 AB Class B	67,768	521,974
Telefonaktiebolaget LM Ericsson Class B (b)	257,818	1,265,573
Telia Co. AB (b)	148,743	309,008
Volvo AB Class B	105,797	2,196,922
Volvo Car AB Class B	33,802	138,267
		26,152,725
SWITZERLAND — 3.9%
ABB Ltd.	155,316	5,568,829
Adecco Group AG	15,244	629,223
Alcon, Inc.	32,819	2,545,015
Cie Financiere Richemont SA Class A	37,411	4,580,271
DSM-Firmenich AG	16,653	1,412,801
Geberit AG	4,144	2,079,248
Givaudan SA	826	2,703,371
Julius Baer Group Ltd.	13,675	879,876
Kuehne & Nagel International AG	5,984	1,707,285
Logitech International SA	5,846	404,389
Lonza Group AG	4,894	2,276,876
Novartis AG	135,059	13,858,754
Partners Group Holding AG	139	157,188
SGS SA	18,316	1,542,084
Sika AG	8,797	2,241,562
Sonova Holding AG	2,245	534,255
Swatch Group AG Bearer Shares	4,326	1,113,184
Temenos AG	4,303	303,016
UBS Group AG	228,921	5,677,982
VAT Group AG (d)	309	111,129
Zurich Insurance Group AG	11,945	5,485,455
		55,811,793
TAIWAN — 4.0%
Accton Technology Corp.	58,000	885,798
Acer, Inc.	418,000	470,049
Advantech Co. Ltd.	40,644	434,385

See accompanying notes to financial statements.
73

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
ASE Technology Holding Co. Ltd.	203,000	$ 688,605
Asustek Computer, Inc.	36,000	409,287
AUO Corp. ADR	121,158	630,022
Catcher Technology Co. Ltd.	43,000	243,103
Cathay Financial Holding Co. Ltd.	259,109	357,594
Chailease Holding Co. Ltd.	94,943	532,355
China Airlines Ltd.	195,000	128,065
China Development Financial Holding Corp. (a)	740,742	270,775
China Steel Corp.	671,000	524,860
Chunghwa Telecom Co. Ltd. ADR (b)	47,541	1,708,624
Compal Electronics, Inc.	236,000	224,445
CTBC Financial Holding Co. Ltd.	621,558	471,745
Delta Electronics, Inc.	163,785	1,646,450
E Ink Holdings, Inc.	56,000	311,395
E.Sun Financial Holding Co. Ltd.	1,323,162	993,996
Eclat Textile Co. Ltd.	18,650	281,363
eMemory Technology, Inc.	7,000	436,951
Eva Airways Corp.	190,000	175,106
Evergreen Marine Corp. Taiwan Ltd.	68,400	245,795
Far EasTone Telecommunications Co. Ltd.	87,000	195,936
Feng TAY Enterprise Co. Ltd.	60,665	343,913
First Financial Holding Co. Ltd.	149,350	122,837
Formosa Plastics Corp.	385,000	951,751
Fubon Financial Holding Co. Ltd.	511,207	961,270
Giant Manufacturing Co. Ltd.	91,190	504,249
Global Unichip Corp.	7,000	295,999
Globalwafers Co. Ltd.	28,000	393,364
Hon Hai Precision Industry Co. Ltd. GDR	572,176	3,644,761
Hotai Motor Co. Ltd.	14,280	289,754
Innolux Corp. (a)	679,870	276,956
Inventec Corp.	167,000	253,497
Largan Precision Co. Ltd.	7,000	462,973
Lite-On Technology Corp.	117,000	440,374
MediaTek, Inc.	112,000	2,550,146
Mega Financial Holding Co. Ltd.	275,425	321,665
Micro-Star International Co. Ltd.	79,000	401,357
momo.com, Inc.	6,600	102,638
Nan Ya Printed Circuit Board Corp.	21,000	173,371
Novatek Microelectronics Corp.	45,000	589,675
Pegatron Corp.	48,000	113,902
PharmaEssentia Corp. (a)	20,000	208,175
Security Description	Shares	Value
Pou Chen Corp.	127,000	$ 112,717
President Chain Store Corp.	35,000	284,615
Quanta Computer, Inc.	155,000	1,149,998
Realtek Semiconductor Corp.	42,000	513,933
Ruentex Development Co. Ltd.	177,636	193,702
Taishin Financial Holding Co. Ltd.	1,052,003	583,351
Taiwan Cooperative Financial Holding Co. Ltd.	90,300	71,612
Taiwan High Speed Rail Corp.	368,000	341,432
Taiwan Mobile Co. Ltd.	69,000	202,209
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	271,746	23,614,727
Unimicron Technology Corp.	86,000	462,230
Uni-President Enterprises Corp.	414,000	899,038
United Microelectronics Corp. ADR (b)	251,655	1,776,684
Vanguard International Semiconductor Corp.	97,000	204,334
Voltronic Power Technology Corp.	5,000	245,504
Walsin Lihwa Corp.	124,000	141,361
Wan Hai Lines Ltd.	51,635	77,259
Winbond Electronics Corp.	334,000	261,774
Wiwynn Corp.	8,000	370,502
Yageo Corp.	29,583	481,129
Yang Ming Marine Transport Corp.	125,000	175,996
Zhen Ding Technology Holding Ltd.	127,000	387,132
		58,220,570
THAILAND — 0.5%
Advanced Info Service PCL	49,100	307,444
Airports of Thailand PCL (a)	193,700	371,042
Asset World Corp. PCL	2,431,700	260,450
B Grimm Power PCL	276,900	218,630
Bangkok Dusit Medical Services PCL Class F	446,500	328,016
Bangkok Expressway & Metro PCL	754,200	171,915
Bumrungrad Hospital PCL	72,300	532,136
Central Pattana PCL	227,100	394,482
CP ALL PCL NVDR	339,400	563,919
Delta Electronics Thailand PCL	275,000	624,957
Electricity Generating PCL	64,500	214,336
Energy Absolute PCL	146,600	205,331
Global Power Synergy PCL Class F	103,500	127,199
Gulf Energy Development PCL	203,120	253,813
Home Product Center PCL	222,900	76,519
Indorama Ventures PCL	136,200	97,252

See accompanying notes to financial statements.
74

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Land & Houses PCL	92,400	$ 19,793
Minor International PCL	431,209	370,073
Muangthai Capital PCL	193,800	191,605
Osotspa PCL	123,100	84,518
PTT Global Chemical PCL	111,000	105,170
PTT Oil & Retail Business PCL	44,100	22,648
PTT PCL	1,080,920	994,461
Ratch Group PCL	319,700	276,568
SCB X PCL NVDR	111,200	313,024
Siam Cement PCL	27,900	230,632
		7,355,933
TURKEY — 0.2%
Akbank TAS	525,711	641,630
Aselsan Elektronik Sanayi Ve Ticaret AS	416,847	620,367
BIM Birlesik Magazalar AS	21,391	214,339
Ford Otomotiv Sanayi AS	3,630	111,886
Hektas Ticaret TAS (a)	78,200	76,731
Sasa Polyester Sanayi AS (a)	50,063	89,808
Turk Hava Yollari AO (a)	17,978	159,025
Turkiye Is Bankasi AS Class C	705,896	662,767
		2,576,553
UNITED ARAB EMIRATES — 0.4%
Abu Dhabi Commercial Bank PJSC	234,317	551,815
Abu Dhabi Islamic Bank PJSC	238,246	730,360
Aldar Properties PJSC	479,532	751,992
Dubai Islamic Bank PJSC	272,396	433,840
Emaar Properties PJSC	315,968	691,628
Emirates NBD Bank PJSC	86,384	418,626
Emirates Telecommunications Group Co. PJSC	209,481	1,165,732
First Abu Dhabi Bank PJSC	272,620	1,009,415
Multiply Group PJSC (a)	226,149	246,279
		5,999,687
UNITED KINGDOM — 7.4%
3i Group PLC	97,415	2,464,794
abrdn PLC	215,402	409,480
Admiral Group PLC	491	14,245
Anglogold Ashanti PLC	34,056	550,843
Ashtead Group PLC	15,389	939,528
Associated British Foods PLC	11,353	286,561
AstraZeneca PLC	85,508	11,586,798
Auto Trader Group PLC (d)	61,572	464,137
Aviva PLC	189,535	901,751
BAE Systems PLC	235,253	2,865,063
Barclays PLC	1,082,525	2,100,035
Barratt Developments PLC	42,338	227,941
Berkeley Group Holdings PLC	3,456	173,242
BP PLC	1,197,723	7,768,432
Security Description	Shares	Value
British American Tobacco PLC	137,178	$ 4,314,737
BT Group PLC (b)	534,250	760,976
Burberry Group PLC	41,207	959,884
CK Hutchison Holdings Ltd.	128,032	684,965
CNH Industrial NV	63,762	779,043
Compass Group PLC	143,300	3,498,095
Diageo PLC	151,902	5,625,155
Entain PLC	29,477	335,604
Hargreaves Lansdown PLC	4,763	44,950
HSBC Holdings PLC	1,245,214	9,801,484
Imperial Brands PLC	71,208	1,448,838
InterContinental Hotels Group PLC	12,109	897,715
J Sainsbury PLC	189,336	584,206
Kingfisher PLC	58,816	160,302
Land Securities Group PLC REIT	95,402	686,780
Legal & General Group PLC	85,880	233,226
Lloyds Banking Group PLC	3,832,969	2,075,775
London Stock Exchange Group PLC	20,273	2,037,438
M&G PLC	130,049	313,177
National Grid PLC	266,094	3,182,853
NatWest Group PLC	193,820	557,588
Next PLC	14,160	1,260,966
Ocado Group PLC (a)	31,189	228,559
Pearson PLC	78,239	829,275
Persimmon PLC	13,880	182,542
Reckitt Benckiser Group PLC	44,288	3,131,987
RELX PLC (c)	124,263	4,208,819
RELX PLC (c)	33,488	1,136,346
Rentokil Initial PLC	54,804	408,169
Rolls-Royce Holdings PLC (a)	593,607	1,600,480
Sage Group PLC	171,573	2,071,098
Segro PLC REIT	95,217	836,066
Severn Trent PLC	35,412	1,022,203
Smith & Nephew PLC	94,748	1,183,045
Smiths Group PLC	28,344	560,270
SSE PLC	100,611	1,977,092
Standard Chartered PLC	184,581	1,707,700
Taylor Wimpey PLC	167,778	240,209
Tesco PLC	399,587	1,288,545
Unilever PLC	166,169	8,238,447
United Utilities Group PLC	83,151	962,327
Vodafone Group PLC	1,614,447	1,513,748
Whitbread PLC	18,293	773,425
Wise PLC Class A (a)	16,784	140,450
WPP PLC	101,289	906,195
		106,143,604
UNITED STATES — 5.1%
CRH PLC	60,610	3,360,059
CSL Ltd.	30,016	4,858,579
CyberArk Software Ltd. (a)	1,890	309,525
Experian PLC	72,013	2,365,266

See accompanying notes to financial statements.
75

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
GSK PLC	258,468	$ 4,706,858
Haleon PLC	323,110	1,344,216
Holcim AG	26,209	1,684,046
James Hardie Industries PLC CDI (a)	54,378	1,431,548
JBS SA	57,652	207,907
Legend Biotech Corp. ADR (a)	2,465	165,574
Monday.com Ltd. (a)	755	120,211
Nestle SA	179,020	20,301,197
Parade Technologies Ltd.	8,000	243,862
QIAGEN NV (a)	231	9,360
Roche Holding AG	46,841	12,823,927
Sanofi	74,579	8,012,913
Schneider Electric SE	39,762	6,608,547
Stellantis NV (c)	56,789	1,094,402
Stellantis NV (c)	74,914	1,444,330
Swiss Re AG	25,076	2,585,448
		73,677,775
ZAMBIA — 0.1%
First Quantum Minerals Ltd.	49,919	1,184,838
TOTAL COMMON STOCKS (Cost $1,485,652,671)		1,429,410,615

RIGHTS — 0.0% (f)
BRAZIL — 0.0% (f)
Localiza Rent a Car SA (expiring 11/30/23) (a)	323	1,032
SOUTH KOREA — 0.0% (f)
CosmoAM&T Co. Ltd. (expiring 11/07/23) (a)	88	1,735
TOTAL RIGHTS (Cost $0)		2,767
WARRANTS — 0.0% (f)
CANADA — 0.0% (f)
Constellation Software, Inc. (expiring 03/31/40) (a)(e)	1,374	—
SHORT-TERM INVESTMENTS — 3.2%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 5.33% (g)(h)	526,781	526,781
Security Description	Shares	Value
State Street Navigator Securities Lending Portfolio II (i)(j)	46,462,476	$ 46,462,476
TOTAL SHORT-TERM INVESTMENTS (Cost $46,989,257)		46,989,257
TOTAL INVESTMENTS — 102.3% (Cost $1,532,641,928)		1,476,402,639
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.3)%		(33,735,508)
NET ASSETS — 100.0%		$ 1,442,667,131
(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2023.
(c)	Reflects separate holdings of the issuer's common stock traded on different securities exchanges.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 2.0% of net assets as of September 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2023, total aggregate fair value of the securities is $0, representing 0.00% of the Fund's net assets.
(f)	Amount is less than 0.05% of net assets.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at September 30, 2023.
(i)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(j)	Investment of cash collateral for securities loaned.
ADR	American Depositary Receipt
CDI	CREST Depository Interest
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

At September 30, 2023, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P/TSX 60 Index (long)	3	12/14/2023	$ 535,815	$ 522,027	$ (13,788)
MSCI EAFE Index (long)	79	12/15/2023	8,273,575	8,063,482	(210,093)
See accompanying notes to financial statements.
76

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini MSCI Emerging Markets (long)	73	12/15/2023	3,590,850	3,487,575	(103,275)
					$(327,156)

During the year ended September 30, 2023, average notional value related to futures contracts was $6,037,816.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$1,422,913,825	$6,496,790	$ 0(a)	$1,429,410,615
Rights	1,032	1,735	—	2,767
Warrants	—	—	0(a)	0
Short-Term Investments	46,989,257	—	—	46,989,257
TOTAL INVESTMENTS	$ 1,469,904,114	$6,498,525	$ 0	$1,476,402,639
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts - Unrealized Depreciation	$ (327,156)	$ —	$—	$ (327,156)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (327,156)	$ —	$—	$ (327,156)
(a)	The Fund held Level 3 securities that were valued at $0 at September 30, 2023.
Sector Breakdown as of September 30, 2023

% of Net Assets
Financials	20.8
Industrials	13.0
Consumer Discretionary	12.1
Information Technology	11.3
Health Care	9.6
Consumer Staples	8.3
Materials	7.6
Energy	6.1
Communication Services	5.7
Utilities	2.9
Real Estate	1.7
Short-Term Investments	3.2
Liabilities in Excess of Other Assets	(2.3)
TOTAL	100.0
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.
77

SPDR MSCI ACWI EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	$ —	$ 75,497,877	$ 74,971,096	$—	$—	526,781	$ 526,781	$ 93,444
State Street Navigator Securities Lending Portfolio II	34,632,278	34,632,278	438,426,429	426,596,231	—	—	46,462,476	46,462,476	352,466
Total		$34,632,278	$513,924,306	$501,567,327	$—	$—		$46,989,257	$445,910
See accompanying notes to financial statements.
78

SPDR MSCI EAFE FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 99.3%
AUSTRALIA — 5.6%
Ampol Ltd.	3,842	$ 83,811
ANZ Group Holdings Ltd.	49,791	824,587
APA Group Stapled Security	19,604	105,015
Aristocrat Leisure Ltd.	9,701	255,763
ASX Ltd.	3,068	113,103
Aurizon Holdings Ltd.	31,062	69,965
BlueScope Steel Ltd.	7,779	97,600
Brambles Ltd.	22,944	212,051
Cochlear Ltd.	1,059	174,506
Coles Group Ltd.	21,488	215,792
Commonwealth Bank of Australia	27,771	1,791,802
Computershare Ltd.	9,351	156,672
Dexus REIT	16,942	79,821
EBOS Group Ltd. (a)	2,635	54,147
Endeavour Group Ltd.	23,004	78,242
Flutter Entertainment PLC (b)	2,931	480,685
Fortescue Metals Group Ltd.	27,588	372,487
Goodman Group REIT	27,582	381,840
GPT Group REIT	31,442	79,141
IDP Education Ltd. (a)	4,237	58,465
IGO Ltd. (a)	10,997	89,854
Insurance Australia Group Ltd.	39,692	145,506
Lendlease Corp. Ltd. Stapled Security	10,977	50,867
Lottery Corp. Ltd.	36,291	110,553
Macquarie Group Ltd.	6,089	659,152
Medibank Pvt Ltd.	45,573	101,180
Mineral Resources Ltd.	2,831	123,569
Mirvac Group REIT	62,110	85,383
National Australia Bank Ltd.	52,015	975,894
Newcrest Mining Ltd.	14,590	230,890
Northern Star Resources Ltd.	19,009	128,328
Orica Ltd.	7,269	73,139
Pilbara Minerals Ltd. (a)	44,687	124,016
Qantas Airways Ltd. (b)	15,291	51,120
QBE Insurance Group Ltd.	24,268	246,059
Ramsay Health Care Ltd. (a)	2,989	100,062
REA Group Ltd. (a)	889	88,543
Reece Ltd. (a)	3,410	41,001
Scentre Group REIT	84,820	134,667
SEEK Ltd. (a)	5,474	77,971
Sonic Healthcare Ltd.	7,388	142,093
Stockland REIT	37,347	94,487
Suncorp Group Ltd.	20,650	186,185
Telstra Group Ltd.	66,489	165,211
Transurban Group Stapled Security	51,038	418,008
Treasury Wine Estates Ltd.	11,470	91,276
Vicinity Ltd. REIT	63,161	69,095
Wesfarmers Ltd.	18,796	641,241
Westpac Banking Corp.	58,138	793,596
WiseTech Global Ltd.	2,700	113,355
Security Description	Shares	Value
Woolworths Group Ltd.	19,960	$ 480,763
		12,518,559
AUSTRIA — 0.2%
Erste Group Bank AG	5,605	194,763
Mondi PLC	8,031	134,536
Verbund AG	1,079	88,021
voestalpine AG	1,966	53,786
		471,106
BELGIUM — 0.9%
Ageas SA	2,734	112,977
Anheuser-Busch InBev SA	14,391	800,067
D'ieteren Group	399	67,548
Elia Group SA	521	51,107
Groupe Bruxelles Lambert NV	1,565	116,914
KBC Group NV	4,173	261,290
Sofina SA	242	49,142
Solvay SA	1,217	135,099
UCB SA	2,070	169,938
Umicore SA	3,282	78,010
Warehouses De Pauw CVA REIT	2,692	66,808
		1,908,900
BRAZIL — 0.0% (c)
Yara International ASA	2,702	102,917
BURKINA FASO — 0.0% (c)
Endeavour Mining PLC	3,020	58,461
CHILE — 0.1%
Antofagasta PLC	6,675	116,409
CHINA — 0.5%
BOC Hong Kong Holdings Ltd.	60,500	165,698
Budweiser Brewing Co. APAC Ltd. (d)	27,254	53,799
ESR Group Ltd. (d)	32,000	44,945
Prosus NV	25,326	748,644
SITC International Holdings Co. Ltd.	24,000	40,328
Wilmar International Ltd.	30,500	83,350
Xinyi Glass Holdings Ltd.	29,550	38,259
		1,175,023
DENMARK — 3.6%
AP Moller - Maersk AS Class A	49	87,172
AP Moller - Maersk AS Class B	84	151,883
Carlsberg AS Class B	1,618	204,777
Chr Hansen Holding AS	1,683	103,324
Coloplast AS Class B	2,253	239,145
Danske Bank AS	11,243	262,350
Demant AS (b)	1,626	67,550
DSV AS	3,079	576,613
Genmab AS (b)	1,076	383,151
Novo Nordisk AS Class B	53,980	4,934,933
Novozymes AS Class B	3,238	130,886
Orsted AS (d)	3,044	166,436
Pandora AS	1,431	148,643
ROCKWOOL AS Class B	148	35,985

See accompanying notes to financial statements.
79

SPDR MSCI EAFE FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Tryg AS	5,798	$ 106,482
Vestas Wind Systems AS (b)	16,438	353,723
		7,953,053
FINLAND — 1.2%
Elisa Oyj	2,243	104,229
Fortum Oyj (a)	6,931	80,683
Kesko Oyj Class B	4,361	78,354
Kone Oyj Class B	5,546	234,403
Metso Oyj	10,647	112,207
Neste Oyj (a)	6,901	234,756
Nokia Oyj	87,125	329,125
Nordea Bank Abp (e)	53,059	586,647
Nordea Bank Abp (e)	708	7,805
Orion Oyj Class B	1,749	68,922
Sampo Oyj Class A	7,657	332,219
Stora Enso Oyj Class R	9,485	119,402
UPM-Kymmene Oyj	8,703	299,188
Wartsila Oyj Abp	7,656	87,178
		2,675,118
FRANCE — 9.9%
Accor SA	3,068	103,749
Adevinta ASA (b)	5,026	50,020
Aeroports de Paris SA	488	57,815
Air Liquide SA	8,677	1,468,414
Airbus SE	9,821	1,320,336
Alstom SA	5,171	123,730
Amundi SA (d)	1,013	57,219
Arkema SA	951	94,203
AXA SA	30,405	907,151
BioMerieux	670	65,134
BNP Paribas SA	17,383	1,112,169
Bollore SE	12,224	65,876
Bouygues SA	3,594	126,103
Bureau Veritas SA	4,740	117,984
Capgemini SE	2,732	479,577
Carrefour SA	9,657	166,504
Cie de Saint-Gobain SA	7,664	461,539
Cie Generale des Etablissements Michelin SCA	11,060	340,403
Covivio SA REIT	793	35,347
Credit Agricole SA	19,900	246,340
Danone SA	10,668	590,263
Dassault Aviation SA	398	75,175
Dassault Systemes SE	11,082	414,119
Edenred SE	4,070	255,444
Eiffage SA	1,196	114,014
EssilorLuxottica SA	4,885	854,207
Eurazeo SE	650	38,848
Gecina SA REIT	771	78,977
Getlink SE	5,817	93,059
Hermes International SCA	525	961,499
Ipsen SA	644	84,684
Kering SA	1,235	564,734
Klepierre SA REIT	3,508	86,278
La Francaise des Jeux SAEM (d)	1,678	54,719
Security Description	Shares	Value
Legrand SA	4,342	$ 401,326
L'Oreal SA	3,996	1,663,537
LVMH Moet Hennessy Louis Vuitton SE	4,575	3,470,085
Orange SA	30,295	348,333
Pernod Ricard SA	3,346	559,196
Publicis Groupe SA	3,733	283,618
Remy Cointreau SA	370	45,304
Renault SA	3,118	128,333
Safran SA	5,663	891,201
Sartorius Stedim Biotech	431	103,129
SEB SA	457	42,893
Societe Generale SA	11,835	288,761
Sodexo SA	1,442	148,885
Teleperformance SE	948	119,841
Thales SA	1,747	246,187
Unibail-Rodamco-Westfield REIT (b)(e)	643	1,519
Unibail-Rodamco-Westfield REIT (b)(e)	2,091	103,497
Valeo SE	3,191	55,170
Veolia Environnement SA	11,145	323,668
Vinci SA	8,805	979,027
Vivendi SE	11,341	99,612
Wendel SE	417	33,134
Worldline SA (b)(d)	3,878	109,420
		22,111,309
GERMANY — 8.8%
adidas AG	2,641	465,896
Allianz SE	6,682	1,596,730
BASF SE	14,809	673,414
Bayer AG	16,277	783,252
Bayerische Motoren Werke AG	4,987	508,885
Bayerische Motoren Werke AG Preference Shares	951	88,907
Bechtle AG	1,295	60,657
Beiersdorf AG	1,642	212,354
Brenntag SE	2,519	195,970
Carl Zeiss Meditec AG	650	56,996
Commerzbank AG	17,306	197,702
Continental AG	1,745	123,340
Covestro AG (b)(d)	3,090	167,045
Daimler Truck Holding AG	8,033	279,132
Deutsche Bank AG	32,980	364,889
Deutsche Boerse AG	3,143	544,736
Deutsche Lufthansa AG (b)	9,491	75,425
Deutsche Post AG	16,375	668,082
Deutsche Telekom AG	53,700	1,129,593
Dr Ing hc F Porsche AG (d)	1,836	173,004
E.ON SE	37,135	440,347
Evonik Industries AG	3,466	63,576
Fresenius Medical Care AG & Co. KGaA	3,348	144,765
Fresenius SE & Co. KGaA	6,779	211,442
GEA Group AG	2,403	88,944
Hannover Rueck SE	984	216,592

See accompanying notes to financial statements.
80

SPDR MSCI EAFE FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Heidelberg Materials AG	2,393	$ 186,269
HelloFresh SE (b)	2,634	78,866
Henkel AG & Co. KGaA	1,674	105,845
Henkel AG & Co. KGaA Preference Shares	2,820	201,414
Infineon Technologies AG	21,636	718,253
Knorr-Bremse AG	1,144	72,891
LEG Immobilien SE (b)	1,214	83,983
Mercedes-Benz Group AG	13,294	927,403
Merck KGaA	2,138	357,990
MTU Aero Engines AG	873	158,747
Muenchener Rueckversicherungs-Gesellschaft AG	2,283	892,161
Nemetschek SE	905	55,459
Porsche Automobil Holding SE Preference Shares	2,497	123,329
Puma SE	1,687	105,023
Rational AG	83	52,726
Rheinmetall AG	697	179,986
SAP SE	17,301	2,249,747
Sartorius AG Preference Shares	427	145,481
Scout24 SE (d)	1,252	87,036
Siemens AG	12,592	1,808,589
Siemens Energy AG (b)	8,358	109,551
Siemens Healthineers AG (d)	4,597	233,620
Symrise AG	2,131	203,780
Talanx AG	1,029	65,367
Telefonica Deutschland Holding AG	17,455	31,324
Volkswagen AG	459	60,600
Volkswagen AG Preference Shares	3,356	387,082
Vonovia SE	12,207	294,800
Wacker Chemie AG	298	42,799
Zalando SE (b)(d)	3,570	79,866
		19,631,662
HONG KONG — 2.1%
AIA Group Ltd.	191,400	1,560,409
CK Asset Holdings Ltd.	32,015	168,622
CK Infrastructure Holdings Ltd.	12,000	56,768
Futu Holdings Ltd. ADR (a)(b)	999	57,752
Hang Lung Properties Ltd.	28,000	38,326
Hang Seng Bank Ltd.	12,300	153,046
Henderson Land Development Co. Ltd.	25,250	66,576
HKT Trust & HKT Ltd. Stapled Security	63,000	65,801
Hong Kong Exchanges & Clearing Ltd.	19,975	746,271
Hongkong Land Holdings Ltd.	18,300	65,331
Link REIT	40,530	198,721
MTR Corp. Ltd.	25,131	99,473
New World Development Co. Ltd.	27,347	53,214
Power Assets Holdings Ltd.	23,000	111,302
Security Description	Shares	Value
Prudential PLC	45,067	$ 488,898
Sino Land Co. Ltd.	57,908	65,288
Sun Hung Kai Properties Ltd.	24,000	256,798
Swire Pacific Ltd. Class A	7,000	47,237
Swire Properties Ltd.	18,200	37,972
Techtronic Industries Co. Ltd.	22,500	218,339
WH Group Ltd. (d)	137,810	72,320
Wharf Real Estate Investment Co. Ltd.	26,000	100,423
		4,728,887
IRELAND — 0.5%
AerCap Holdings NV (b)	2,870	179,863
AIB Group PLC	24,328	109,726
Bank of Ireland Group PLC	17,269	169,854
Kerry Group PLC Class A	2,604	218,298
Kingspan Group PLC	2,558	192,180
Smurfit Kappa Group PLC	4,242	141,743
		1,011,664
ISRAEL — 0.6%
Azrieli Group Ltd.	729	37,417
Bank Hapoalim BM	20,253	180,293
Bank Leumi Le-Israel BM	25,010	207,004
Check Point Software Technologies Ltd. (b)	1,593	212,315
Elbit Systems Ltd.	436	86,822
ICL Group Ltd.	12,612	69,802
Israel Discount Bank Ltd. Class A	20,054	108,461
Mizrahi Tefahot Bank Ltd.	2,390	86,698
Nice Ltd. (b)	1,012	171,484
Teva Pharmaceutical Industries Ltd. (b)	12,649	128,351
Teva Pharmaceutical Industries Ltd. ADR (b)	5,462	55,712
Wix.com Ltd. (b)	890	81,702
		1,426,061
ITALY — 2.1%
Amplifon SpA	1,984	59,068
Assicurazioni Generali SpA	16,491	338,110
Coca-Cola HBC AG	3,790	104,036
Davide Campari-Milano NV	8,523	100,750
DiaSorin SpA	405	37,056
Enel SpA	134,752	830,332
Ferrari NV	2,091	619,213
FinecoBank Banca Fineco SpA	9,832	119,867
Infrastrutture Wireless Italiane SpA (d)	5,359	63,916
Intesa Sanpaolo SpA	262,198	677,349
Mediobanca Banca di Credito Finanziario SpA (a)	9,725	129,013
Moncler SpA	3,351	195,417
Nexi SpA (b)(d)	9,538	58,449
Poste Italiane SpA (d)	8,878	93,695
Prysmian SpA	4,395	177,520

See accompanying notes to financial statements.
81

SPDR MSCI EAFE FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Recordati Industria Chimica e Farmaceutica SpA	1,750	$ 82,839
Snam SpA	32,878	154,868
Telecom Italia SpA (a)(b)	145,733	45,687
Terna - Rete Elettrica Nazionale	22,548	170,164
UniCredit SpA	30,547	735,125
		4,792,474
JAPAN — 23.3%
Advantest Corp. (a)	13,200	369,839
Aeon Co. Ltd.	10,900	216,393
AGC, Inc.	3,300	115,967
Aisin Corp.	2,900	109,801
Ajinomoto Co., Inc.	7,400	285,834
ANA Holdings, Inc. (b)	2,600	54,587
Asahi Group Holdings Ltd.	7,800	292,190
Asahi Intecc Co. Ltd.	3,400	61,244
Asahi Kasei Corp.	20,300	127,860
Astellas Pharma, Inc.	29,700	412,785
Azbil Corp.	2,000	61,357
Bandai Namco Holdings, Inc.	9,800	199,776
BayCurrent Consulting, Inc.	2,400	80,383
Bridgestone Corp.	9,500	371,087
Brother Industries Ltd.	3,900	62,946
Canon, Inc. (a)	16,400	396,194
Capcom Co. Ltd.	2,900	104,651
Central Japan Railway Co.	12,000	292,310
Chiba Bank Ltd. (a)	9,100	66,318
Chugai Pharmaceutical Co. Ltd.	11,100	343,953
Concordia Financial Group Ltd.	18,300	83,575
CyberAgent, Inc. (a)	7,300	39,444
Dai Nippon Printing Co. Ltd.	3,500	91,238
Daifuku Co. Ltd.	4,800	91,014
Dai-ichi Life Holdings, Inc.	15,800	327,912
Daiichi Sankyo Co. Ltd.	30,600	841,974
Daikin Industries Ltd.	4,400	692,176
Daito Trust Construction Co. Ltd.	1,100	116,100
Daiwa House Industry Co. Ltd.	9,800	263,676
Daiwa House REIT Investment Corp.	37	65,409
Daiwa Securities Group, Inc. (a)	21,300	123,197
Denso Corp.	28,800	463,386
Dentsu Group, Inc.	3,400	100,251
Disco Corp.	1,500	277,232
East Japan Railway Co.	5,000	286,648
Eisai Co. Ltd.	4,200	233,720
FANUC Corp.	15,800	412,192
Fast Retailing Co. Ltd.	2,900	633,346
Fuji Electric Co. Ltd.	2,000	90,414
FUJIFILM Holdings Corp.	6,100	353,921
Fujitsu Ltd.	2,900	342,034
GLP J-REIT	76	68,093
GMO Payment Gateway, Inc.	700	38,358
Hakuhodo DY Holdings, Inc. (a)	3,900	32,133
Hamamatsu Photonics KK	2,500	105,529
Hankyu Hanshin Holdings, Inc.	3,900	133,315
Hikari Tsushin, Inc.	400	61,049
Security Description	Shares	Value
Hirose Electric Co. Ltd.	505	$ 58,613
Hitachi Construction Machinery Co. Ltd.	1,800	54,835
Hitachi Ltd.	15,500	963,394
Honda Motor Co. Ltd.	76,500	862,275
Hoshizaki Corp.	1,800	62,664
Hoya Corp.	5,800	595,644
Hulic Co. Ltd.	6,000	53,919
Ibiden Co. Ltd.	2,000	106,738
Iida Group Holdings Co. Ltd.	2,400	39,991
Isuzu Motors Ltd.	9,600	120,977
Japan Airlines Co. Ltd.	2,500	48,718
Japan Exchange Group, Inc. (a)	8,300	154,292
Japan Metropolitan Fund Invest REIT	112	72,803
Japan Post Bank Co. Ltd.	23,700	206,626
Japan Post Holdings Co. Ltd.	37,500	300,930
Japan Post Insurance Co. Ltd.	3,300	55,739
Japan Real Estate Investment Corp. REIT	24	93,764
Japan Tobacco, Inc.	19,600	451,828
JFE Holdings, Inc.	8,400	123,333
JSR Corp. (a)	2,900	78,065
Kajima Corp.	7,400	120,676
Kansai Electric Power Co., Inc.	11,700	162,887
Kao Corp.	8,000	297,591
Kawasaki Kisen Kaisha Ltd. (a)	2,200	75,247
KDDI Corp.	24,800	760,661
Keio Corp. (a)	2,000	68,916
Keisei Electric Railway Co. Ltd.	2,000	69,425
Keyence Corp.	3,200	1,190,149
Kikkoman Corp.	2,300	120,899
Kintetsu Group Holdings Co. Ltd.	3,300	93,720
Kirin Holdings Co. Ltd.	13,300	186,543
Kobayashi Pharmaceutical Co. Ltd.	900	40,258
Kobe Bussan Co. Ltd. (a)	2,700	63,436
Koei Tecmo Holdings Co. Ltd.	1,900	27,063
Koito Manufacturing Co. Ltd.	3,300	49,901
Komatsu Ltd.	15,400	417,237
Konami Group Corp. (a)	1,800	95,136
Kose Corp.	600	43,645
Kubota Corp.	16,600	245,176
Kurita Water Industries Ltd. (a)	2,000	69,881
Kyocera Corp.	5,300	269,466
Kyowa Kirin Co. Ltd.	4,300	75,036
Lasertec Corp.	1,200	187,127
Lixil Corp. (a)	4,600	53,683
M3, Inc.	7,100	129,225
Makita Corp.	3,900	96,491
MatsukiyoCocokara & Co.	6,300	113,166
Mazda Motor Corp.	9,100	103,456
McDonald's Holdings Co. Japan Ltd.	1,700	65,049
MEIJI Holdings Co. Ltd.	3,700	92,137
MINEBEA MITSUMI, Inc.	5,800	94,895

See accompanying notes to financial statements.
82

SPDR MSCI EAFE FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
MISUMI Group, Inc.	4,600	$ 72,025
Mitsubishi Chemical Group Corp.	20,700	130,768
Mitsubishi Electric Corp.	31,500	390,307
Mitsubishi Estate Co. Ltd.	18,800	246,299
Mitsubishi HC Capital, Inc. (a)	14,300	95,445
Mitsubishi Heavy Industries Ltd.	5,300	296,424
Mitsubishi UFJ Financial Group, Inc.	189,200	1,608,311
Mitsui Chemicals, Inc.	3,300	85,737
Mitsui Fudosan Co. Ltd.	15,200	335,526
Mitsui OSK Lines Ltd. (a)	5,800	159,745
Mizuho Financial Group, Inc.	39,870	678,905
MonotaRO Co. Ltd.	4,100	43,974
MS&AD Insurance Group Holdings, Inc. (a)	7,200	265,130
Murata Manufacturing Co. Ltd.	28,500	522,158
NEC Corp.	4,100	226,973
Nexon Co. Ltd.	6,400	114,662
NGK Insulators Ltd. (a)	3,900	51,800
NIDEC Corp. (a)	6,800	315,837
Nintendo Co. Ltd.	17,200	718,083
Nippon Building Fund, Inc. REIT	24	97,464
NIPPON EXPRESS HOLDINGS, Inc.	1,100	57,519
Nippon Paint Holdings Co. Ltd.	15,300	103,145
Nippon Prologis REIT, Inc.	35	65,485
Nippon Sanso Holdings Corp.	2,900	68,893
Nippon Steel Corp. (a)	14,200	333,530
Nippon Telegraph & Telephone Corp.	488,400	577,996
Nippon Yusen KK (a)	7,900	205,726
Nissan Chemical Corp.	2,300	98,011
Nissan Motor Co. Ltd. (a)	37,800	167,260
Nissin Foods Holdings Co. Ltd.	1,100	91,590
Nitori Holdings Co. Ltd.	1,300	145,572
Nitto Denko Corp. (a)	2,400	157,743
Nomura Holdings, Inc.	50,200	201,540
Nomura Real Estate Holdings, Inc.	2,000	50,300
Nomura Real Estate Master Fund, Inc. REIT	68	76,282
Nomura Research Institute Ltd.	6,500	169,573
NTT Data Group Corp.	10,400	139,700
Obayashi Corp.	10,100	89,105
Obic Co. Ltd.	1,200	182,423
Odakyu Electric Railway Co. Ltd. (a)	5,300	79,362
Oji Holdings Corp.	14,000	59,012
Olympus Corp.	21,000	273,222
Omron Corp. (a)	2,900	129,565
Ono Pharmaceutical Co. Ltd.	6,400	123,004
Open House Group Co. Ltd.	1,400	47,603
Oracle Corp.	600	44,631
Oriental Land Co. Ltd.	18,100	595,429
ORIX Corp.	19,700	368,719
Otsuka Corp.	2,200	93,352
Otsuka Holdings Co. Ltd.	6,400	227,865
Security Description	Shares	Value
Pan Pacific International Holdings Corp.	6,500	$ 136,686
Panasonic Holdings Corp.	36,000	405,777
Persol Holdings Co. Ltd.	29,000	47,302
Rakuten Group, Inc. (a)	24,500	100,660
Recruit Holdings Co. Ltd.	23,800	735,093
Renesas Electronics Corp. (b)	20,700	317,037
Resona Holdings, Inc.	35,100	194,829
Ricoh Co. Ltd.	9,100	78,697
Rohm Co. Ltd.	5,600	105,714
SBI Holdings, Inc. (a)	4,200	88,602
SCSK Corp.	2,800	48,954
Secom Co. Ltd.	3,500	237,829
Seiko Epson Corp. (a)	4,500	70,851
Sekisui Chemical Co. Ltd.	6,500	93,781
Sekisui House Ltd.	10,300	205,482
Seven & i Holdings Co. Ltd.	12,500	490,451
SG Holdings Co. Ltd.	5,200	66,731
Sharp Corp. (a)(b)	3,300	20,610
Shimadzu Corp.	3,900	103,808
Shimano, Inc.	1,300	175,671
Shimizu Corp.	9,100	63,391
Shin-Etsu Chemical Co. Ltd.	30,000	873,111
Shionogi & Co. Ltd.	4,400	197,141
Shiseido Co. Ltd.	6,500	228,682
Shizuoka Financial Group, Inc.	7,500	61,267
SMC Corp.	1,000	448,852
SoftBank Corp.	47,700	540,371
SoftBank Group Corp.	17,100	725,941
Sompo Holdings, Inc.	5,100	219,858
Sony Group Corp.	20,900	1,714,297
Square Enix Holdings Co. Ltd.	1,500	51,516
Subaru Corp.	9,900	192,792
SUMCO Corp.	5,800	75,753
Sumitomo Chemical Co. Ltd.	23,200	63,276
Sumitomo Electric Industries Ltd.	11,800	142,454
Sumitomo Metal Mining Co. Ltd.	4,200	123,812
Sumitomo Mitsui Financial Group, Inc.	21,300	1,048,692
Sumitomo Mitsui Trust Holdings, Inc.	5,300	199,995
Sumitomo Realty & Development Co. Ltd.	5,000	130,206
Suntory Beverage & Food Ltd.	2,500	76,227
Suzuki Motor Corp.	6,100	245,921
Sysmex Corp.	2,800	133,841
T&D Holdings, Inc.	8,700	143,887
Taisei Corp.	3,300	116,343
Takeda Pharmaceutical Co. Ltd.	26,208	815,087
TDK Corp.	6,300	233,973
Terumo Corp.	11,000	292,129
TIS, Inc.	3,700	81,649
Tobu Railway Co. Ltd.	2,900	74,664
Toho Co. Ltd.	1,800	61,542
Tokio Marine Holdings, Inc.	29,800	691,955

See accompanying notes to financial statements.
83

SPDR MSCI EAFE FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Tokyo Electric Power Co. Holdings, Inc. (b)	24,900	$ 111,597
Tokyo Electron Ltd.	7,800	1,068,400
Tokyu Corp. (a)	8,700	100,511
TOPPAN, Inc.	4,000	95,828
Toray Industries, Inc.	22,700	118,349
Toshiba Corp. (b)	1,400	43,184
Tosoh Corp.	4,700	60,409
TOTO Ltd.	2,500	64,718
Toyota Industries Corp.	2,500	197,269
Toyota Motor Corp.	175,700	3,152,533
Toyota Tsusho Corp.	3,500	206,282
Trend Micro, Inc.	2,400	91,159
Unicharm Corp.	6,500	230,467
USS Co. Ltd.	3,300	54,677
Welcia Holdings Co. Ltd.	1,700	29,432
West Japan Railway Co.	3,700	153,356
Yakult Honsha Co. Ltd.	4,000	97,383
Yamaha Corp.	2,200	60,239
Yamaha Motor Co. Ltd. (a)	4,900	129,080
Yamato Holdings Co. Ltd.	4,600	75,061
Yaskawa Electric Corp.	4,000	144,614
Yokogawa Electric Corp.	3,800	73,555
Z Holdings Corp.	43,600	121,399
Zensho Holdings Co. Ltd.	1,500	65,317
ZOZO, Inc. (a)	2,400	44,108
		52,236,984
JORDAN — 0.0% (c)
Hikma Pharmaceuticals PLC	2,806	71,511
LUXEMBOURG — 0.2%
ArcelorMittal SA	8,491	213,733
Eurofins Scientific SE	2,153	121,953
		335,686
MACAU — 0.2%
Galaxy Entertainment Group Ltd.	36,000	216,731
Sands China Ltd. (b)	40,000	122,576
		339,307
NETHERLANDS — 4.4%
ABN AMRO Bank NV GDR (d)	6,324	89,988
Adyen NV (b)(d)	355	265,242
Aegon NV	29,437	142,805
Akzo Nobel NV	2,956	214,319
Argenx SE (b)	929	453,036
ASM International NV	777	327,003
ASML Holding NV	6,679	3,953,615
ASR Nederland NV	2,648	99,583
BE Semiconductor Industries NV	1,277	125,738
Euronext NV (d)	1,353	94,544
EXOR NV (a)	1,776	157,836
Ferrovial SE	8,284	254,087
Heineken Holding NV	2,147	162,302
Heineken NV	4,772	421,670
IMCD NV	895	113,710
ING Groep NV	59,967	796,800
Security Description	Shares	Value
JDE Peet's NV	2,128	$ 59,525
Koninklijke Ahold Delhaize NV	15,874	479,324
Koninklijke KPN NV	53,011	175,055
Koninklijke Philips NV (a)	15,177	304,758
NN Group NV (a)	4,298	138,517
OCI NV (b)	1,683	47,024
Randstad NV	1,993	110,526
Universal Music Group NV	13,332	349,070
Wolters Kluwer NV	4,259	516,982
		9,853,059
NEW ZEALAND — 0.3%
Auckland International Airport Ltd.	20,413	97,017
Fisher & Paykel Healthcare Corp. Ltd. Class C	9,190	119,161
Mercury NZ Ltd.	11,291	41,384
Meridian Energy Ltd.	21,514	66,443
Spark New Zealand Ltd.	29,259	84,561
Xero Ltd. (b)	2,335	169,433
		577,999
NORWAY — 0.4%
DNB Bank ASA	15,167	307,307
Gjensidige Forsikring ASA	3,446	51,006
Kongsberg Gruppen ASA	1,428	59,209
Mowi ASA	7,166	127,651
Norsk Hydro ASA	21,202	133,896
Orkla ASA	12,211	91,782
Salmar ASA	1,183	60,413
Telenor ASA	11,574	132,155
		963,419
PORTUGAL — 0.1%
EDP - Energias de Portugal SA	51,990	216,655
Jeronimo Martins SGPS SA	4,685	105,455
		322,110
SINGAPORE — 1.8%
CapitaLand Ascendas REIT	61,870	124,656
CapitaLand Integrated Commercial Trust REIT	86,109	116,713
CapitaLand Investment Ltd.	41,705	94,722
City Developments Ltd.	8,500	41,164
DBS Group Holdings Ltd.	30,000	739,395
Genting Singapore Ltd.	101,200	62,652
Grab Holdings Ltd. Class A (a)(b)	30,442	107,765
Keppel Corp. Ltd.	23,700	118,074
Mapletree Logistics Trust REIT	56,347	69,355
Mapletree Pan Asia Commercial Trust REIT	39,100	40,965
Oversea-Chinese Banking Corp. Ltd.	56,189	527,351
Sea Ltd. ADR (b)	5,949	261,458
Seatrium Ltd. (b)	666,000	65,385
Sembcorp Industries Ltd.	14,800	55,192
Singapore Airlines Ltd. (a)	24,700	116,904
Singapore Exchange Ltd.	14,200	101,436

See accompanying notes to financial statements.
84

SPDR MSCI EAFE FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Singapore Technologies Engineering Ltd.	24,400	$ 69,898
Singapore Telecommunications Ltd.	134,500	238,472
STMicroelectronics NV	11,347	492,379
United Overseas Bank Ltd.	20,971	437,888
UOL Group Ltd.	6,623	31,152
		3,912,976
SOUTH AFRICA — 0.3%
Anglo American PLC	21,082	582,950
SOUTH KOREA — 0.0% (c)
Delivery Hero SE (b)(d)	2,842	81,754
SPAIN — 2.6%
Abertis Infraestructuras SA (b)	132	419
Acciona SA	398	50,861
ACS Actividades de Construccion y Servicios SA	3,727	134,439
Aena SME SA (d)	1,197	180,720
Amadeus IT Group SA	7,345	445,439
Banco Bilbao Vizcaya Argentaria SA	97,885	799,032
Banco Santander SA	270,947	1,038,022
CaixaBank SA	71,415	286,262
Cellnex Telecom SA (b)(d)	9,215	321,668
Corp. ACCIONA Energias Renovables SA (a)	1,060	27,383
EDP Renovaveis SA	5,205	85,500
Enagas SA	4,088	67,866
Endesa SA	5,180	105,710
Grifols SA (a)(b)	4,740	61,702
Iberdrola SA	100,869	1,131,494
Industria de Diseno Textil SA	18,073	675,267
Redeia Corp. SA	6,740	106,290
Telefonica SA (a)	84,675	346,765
		5,864,839
SWEDEN — 3.1%
Alfa Laval AB	4,580	158,425
Assa Abloy AB Class B	16,330	358,039
Atlas Copco AB Class A	44,563	603,993
Atlas Copco AB Class B	25,450	300,316
Beijer Ref AB (a)	6,276	66,722
Boliden AB	4,704	136,151
Epiroc AB Class A	10,748	205,775
Epiroc AB Class B	6,451	104,031
EQT AB	5,708	113,958
Essity AB Class B	9,941	215,854
Evolution AB (d)	2,975	302,971
Fastighets AB Balder Class B (a)(b)	9,686	43,953
Getinge AB Class B	3,599	63,836
H & M Hennes & Mauritz AB Class B (a)	11,450	163,842
Hexagon AB Class B	33,780	290,346
Holmen AB Class B	1,499	58,750
Husqvarna AB Class B (a)	7,050	54,341
Security Description	Shares	Value
Industrivarden AB Class A	2,050	$ 54,494
Industrivarden AB Class C (a)	2,387	63,409
Indutrade AB	4,355	81,254
Investment AB Latour Class B	2,344	41,587
Investor AB Class B	28,725	554,712
L E Lundbergforetagen AB Class B	1,136	47,785
Lifco AB Class B	3,675	64,930
Nibe Industrier AB Class B	24,169	159,730
Saab AB Class B	1,303	66,780
Sagax AB Class B	3,038	58,304
Sandvik AB	17,384	322,584
Securitas AB Class B	7,943	63,359
Skandinaviska Enskilda Banken AB Class A	26,105	313,932
Skanska AB Class B	5,295	87,728
SKF AB Class B	6,055	101,519
Svenska Cellulosa AB SCA Class B	9,637	133,012
Svenska Handelsbanken AB Class A	23,814	213,849
Swedbank AB Class A	14,427	267,314
Swedish Orphan Biovitrum AB (b)	3,115	64,054
Tele2 AB Class B	9,267	71,378
Telefonaktiebolaget LM Ericsson Class B (a)	47,590	233,609
Telia Co. AB	42,907	89,138
Volvo AB Class A	3,191	66,791
Volvo AB Class B	24,960	518,306
Volvo Car AB Class B	9,505	38,880
		7,019,741
SWITZERLAND — 6.8%
ABB Ltd.	26,504	950,296
Adecco Group AG	2,573	106,205
Alcon, Inc.	8,279	642,012
Bachem Holding AG	490	36,423
Baloise Holding AG	720	104,600
Banque Cantonale Vaudoise (a)	486	51,028
Barry Callebaut AG	57	90,846
BKW AG	336	59,318
Chocoladefabriken Lindt & Spruengli AG (e)	16	178,225
Chocoladefabriken Lindt & Spruengli AG (e)	2	219,501
Cie Financiere Richemont SA Class A	8,648	1,058,784
Clariant AG	3,193	50,610
DSM-Firmenich AG	3,081	261,385
Dufry AG (b)	1,598	60,982
EMS-Chemie Holding AG	110	74,912
Geberit AG	582	292,018
Givaudan SA	152	497,473
Helvetia Holding AG	605	84,917
Julius Baer Group Ltd.	3,487	224,360

See accompanying notes to financial statements.
85

SPDR MSCI EAFE FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Kuehne & Nagel International AG	875	$ 249,645
Logitech International SA	2,780	192,303
Lonza Group AG	1,234	574,104
Novartis AG	33,960	3,484,724
Partners Group Holding AG	370	418,414
Schindler Holding AG (e)	654	130,829
Schindler Holding AG (e)	375	72,475
SGS SA	2,548	214,524
SIG Group AG	4,933	122,085
Sika AG	2,425	617,914
Sonova Holding AG	863	205,373
Straumann Holding AG	1,820	233,170
Swatch Group AG	833	40,840
Swatch Group AG Bearer Shares	459	118,112
Swiss Life Holding AG	503	314,292
Swiss Prime Site AG	1,197	109,847
Swisscom AG	423	251,636
Temenos AG	1,086	76,476
UBS Group AG	54,491	1,351,553
VAT Group AG (d)	440	158,242
Zurich Insurance Group AG	2,493	1,144,850
		15,125,303
UNITED KINGDOM — 11.5%
3i Group PLC	15,866	401,441
abrdn PLC	34,386	65,368
Admiral Group PLC	3,453	100,180
Ashtead Group PLC	7,150	436,521
Associated British Foods PLC	5,678	143,318
AstraZeneca PLC	25,678	3,479,508
Auto Trader Group PLC (d)	15,525	117,029
Aviva PLC	45,441	216,195
BAE Systems PLC	50,046	609,492
Barclays PLC	257,011	498,586
Barratt Developments PLC	15,845	85,307
Berkeley Group Holdings PLC	1,885	94,491
British American Tobacco PLC	35,199	1,107,134
BT Group PLC (a)	110,825	157,857
Bunzl PLC	5,494	196,209
Burberry Group PLC	6,214	144,750
CNH Industrial NV	16,684	203,845
Coca-Cola Europacific Partners PLC (e)	200	12,496
Coca-Cola Europacific Partners PLC (e)	3,281	205,994
Compass Group PLC	28,722	701,133
Croda International PLC	2,261	135,637
DCC PLC	1,611	90,627
Diageo PLC	37,228	1,378,608
Entain PLC	10,380	118,179
Halma PLC	6,060	143,382
Hargreaves Lansdown PLC	5,557	52,443
HSBC Holdings PLC	326,106	2,566,886
Imperial Brands PLC	14,550	296,042
Informa PLC	22,997	210,630
Security Description	Shares	Value
InterContinental Hotels Group PLC	2,881	$ 213,586
Intertek Group PLC	2,572	129,086
J Sainsbury PLC	28,156	86,877
JD Sports Fashion PLC	40,689	74,345
Johnson Matthey PLC	2,945	58,519
Kingfisher PLC	30,863	84,117
Land Securities Group PLC REIT	11,262	81,073
Legal & General Group PLC	97,392	264,490
Lloyds Banking Group PLC	1,080,189	584,985
London Stock Exchange Group PLC	7,001	703,601
M&G PLC	35,810	86,236
Melrose Industries PLC	22,391	128,229
National Grid PLC	61,004	729,692
NatWest Group PLC	96,837	278,584
Next PLC	2,096	186,652
Ocado Group PLC (b)	9,195	67,383
Pearson PLC	10,797	114,440
Persimmon PLC	4,982	65,520
Phoenix Group Holdings PLC	11,959	70,385
Reckitt Benckiser Group PLC	11,888	840,703
RELX PLC (e)	18,054	611,494
RELX PLC (e)	13,268	450,222
Rentokil Initial PLC	41,956	312,480
Rolls-Royce Holdings PLC (b)	139,446	375,973
Sage Group PLC	16,942	204,511
Schroders PLC	14,237	70,759
Segro PLC REIT	19,996	175,578
Severn Trent PLC	4,022	116,099
Smith & Nephew PLC	13,963	174,345
Smiths Group PLC	6,167	121,902
Spirax-Sarco Engineering PLC	1,194	138,826
SSE PLC	17,776	349,314
St. James's Place PLC	8,962	91,031
Standard Chartered PLC	39,854	368,720
Taylor Wimpey PLC	56,374	80,711
Tesco PLC	122,319	394,441
Unilever PLC	41,669	2,065,896
United Utilities Group PLC	10,852	125,593
Vodafone Group PLC	373,292	350,008
Whitbread PLC	3,330	140,792
Wise PLC Class A (b)	10,187	85,246
WPP PLC	17,325	155,000
		25,776,732
UNITED STATES — 8.2%
CRH PLC	12,066	668,907
CSL Ltd.	7,992	1,293,635
CyberArk Software Ltd. (b)	704	115,294
Experian PLC	15,218	499,835
GSK PLC	67,845	1,235,498
Haleon PLC	91,798	381,902
Holcim AG	8,635	554,838
James Hardie Industries PLC CDI (b)	7,325	192,837

See accompanying notes to financial statements.
86

SPDR MSCI EAFE FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Monday.com Ltd. (b)	410	$ 65,280
Nestle SA	44,236	5,016,444
QIAGEN NV (b)	3,715	150,526
Roche Holding AG	11,640	3,186,749
Roche Holding AG Bearer Shares	520	153,135
Sanofi	18,824	2,022,487
Schneider Electric SE	9,016	1,498,483
Stellantis NV (e)	16,410	316,243
Stellantis NV (e)	20,014	385,867
Swiss Re AG	5,007	516,244
Tenaris SA	7,991	126,780
		18,380,984
TOTAL COMMON STOCKS (Cost $238,348,433)		222,126,957

SHORT-TERM INVESTMENTS — 1.4%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (f)(g)	44,289	44,298
State Street Navigator Securities Lending Portfolio II (h)(i)	3,114,574	3,114,574
TOTAL SHORT-TERM INVESTMENTS (Cost $3,158,872)		3,158,872
TOTAL INVESTMENTS — 100.7% (Cost $241,507,305)		225,285,829
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.7)%		(1,562,387)
NET ASSETS — 100.0%		$ 223,723,442

(a)	All or a portion of the shares of the security are on loan at September 30, 2023.
(b)	Non-income producing security.
(c)	Amount is less than 0.05% of net assets.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 1.4% of net assets as of September 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Reflects separate holdings of the issuer's common stock traded on different securities exchanges.
(f)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(g)	The rate shown is the annualized seven-day yield at September 30, 2023.
(h)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(i)	Investment of cash collateral for securities loaned.
ADR	American Depositary Receipt
CDI	CREST Depository Interest
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$222,126,538	$419	$—	$222,126,957
Short-Term Investments	3,158,872	—	—	3,158,872
TOTAL INVESTMENTS	$225,285,410	$419	$—	$225,285,829

See accompanying notes to financial statements.
87

SPDR MSCI EAFE FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Sector Breakdown as of September 30, 2023

% of Net Assets
Financials	20.8
Industrials	15.8
Health Care	14.6
Consumer Discretionary	13.1
Consumer Staples	10.7
Information Technology	8.5
Materials	5.8
Communication Services	4.5
Utilities	2.8
Real Estate	2.5
Energy	0.2
Short-Term Investments	1.4
Liabilities in Excess of Other Assets	(0.7)
TOTAL	100.0
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	6,839	$ 6,840	$ 12,645,311	$12,607,684	$(168)	$ (1)	44,289	$ 44,298	$12,890
State Street Navigator Securities Lending Portfolio II	9,179,619	9,179,619	42,652,732	48,717,777	—	—	3,114,574	3,114,574	43,028
Total		$9,186,459	$55,298,043	$61,325,461	$(168)	$ (1)		$3,158,872	$55,918
See accompanying notes to financial statements.
88

SPDR MSCI EAFE STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 99.2%
AUSTRALIA — 7.2%
Ampol Ltd.	9,378	$ 204,577
ANZ Group Holdings Ltd.	96,818	1,603,399
ASX Ltd.	12,245	451,415
Aurizon Holdings Ltd.	48,647	109,575
BHP Group Ltd.	452,570	12,924,922
BlueScope Steel Ltd.	26,952	338,155
Brambles Ltd.	189,772	1,753,897
Cochlear Ltd.	2,116	348,682
Coles Group Ltd.	92,049	924,395
Commonwealth Bank of Australia	41,902	2,703,543
Dexus REIT	35,730	168,339
Endeavour Group Ltd.	36,143	122,932
Flutter Entertainment PLC (a)	1,324	217,136
Fortescue Metals Group Ltd.	155,049	2,093,435
Glencore PLC	1,193,138	6,843,079
Goodman Group REIT	109,270	1,512,715
GPT Group REIT	39,289	98,893
IDP Education Ltd. (b)	11,426	157,663
IGO Ltd.	36,649	299,450
Insurance Australia Group Ltd.	174,556	639,900
Lendlease Corp. Ltd. Stapled Security	21,130	97,916
Lottery Corp. Ltd.	46,342	141,171
Macquarie Group Ltd.	4,540	491,468
Medibank Pvt Ltd.	781,461	1,734,981
Mineral Resources Ltd.	2,487	108,554
Mirvac Group REIT	58,606	80,566
National Australia Bank Ltd.	77,744	1,458,615
Newcrest Mining Ltd.	17,640	279,157
Northern Star Resources Ltd.	9,433	63,681
Origin Energy Ltd.	42,518	240,933
Qantas Airways Ltd. (a)	33,589	112,294
QBE Insurance Group Ltd.	28,273	286,666
Ramsay Health Care Ltd.	3,209	107,427
REA Group Ltd. (b)	3,939	392,317
Rio Tinto Ltd.	31,928	2,339,848
Rio Tinto PLC	106,187	6,705,841
Santos Ltd.	114,379	583,179
Scentre Group REIT	138,195	219,410
SEEK Ltd.	5,222	74,382
Sonic Healthcare Ltd.	36,359	699,290
South32 Ltd.	96,674	211,514
Stockland REIT	39,783	100,650
Suncorp Group Ltd.	38,177	344,213
Telstra Group Ltd.	418,768	1,040,550
Transurban Group Stapled Security	114,906	941,094
Vicinity Ltd. REIT	76,079	83,227
Washington H Soul Pattinson & Co. Ltd.	8,083	170,014
Wesfarmers Ltd.	178,125	6,076,884
Westpac Banking Corp.	104,346	1,424,345
WiseTech Global Ltd.	7,567	317,687
Security Description	Shares	Value
Woodside Energy Group Ltd.	169,189	$ 3,984,509
Woolworths Group Ltd.	97,497	2,348,344
		66,776,829
AUSTRIA — 0.2%
Erste Group Bank AG	16,289	566,013
Mondi PLC	38,950	652,492
OMV AG	9,723	466,535
Verbund AG	4,176	340,664
voestalpine AG	8,881	242,967
		2,268,671
BELGIUM — 0.9%
Ageas SA	7,244	299,344
Anheuser-Busch InBev SA	21,791	1,211,470
Groupe Bruxelles Lambert NV	33,754	2,521,606
KBC Group NV	7,998	500,791
Sofina SA	703	142,757
Solvay SA	2,803	311,161
UCB SA	31,805	2,611,047
Umicore SA	10,796	256,609
		7,854,785
BRAZIL — 0.1%
Yara International ASA	14,668	558,690
CHINA — 0.4%
BOC Hong Kong Holdings Ltd.	803,036	2,199,368
Prosus NV	13,412	396,463
SITC International Holdings Co. Ltd.	151,000	253,728
Wilmar International Ltd.	150,000	409,920
Xinyi Glass Holdings Ltd.	197,122	255,217
		3,514,696
DENMARK — 4.2%
AP Moller - Maersk AS Class A	923	1,642,036
AP Moller - Maersk AS Class B	655	1,184,323
Carlsberg AS Class B	12,298	1,556,457
Chr Hansen Holding AS	22,556	1,384,770
Coloplast AS Class B	7,223	766,685
Danske Bank AS	23,411	546,286
DSV AS	13,322	2,494,849
Genmab AS (a)	7,406	2,637,189
Novo Nordisk AS Class B	260,122	23,780,747
Novozymes AS Class B	24,241	979,869
Orsted AS (c)	1,899	103,831
Pandora AS	7,218	749,757
ROCKWOOL AS Class B	642	156,097
Tryg AS	61,072	1,121,601
Vestas Wind Systems AS (a)	6,000	129,112
		39,233,609
FINLAND — 1.5%
Elisa Oyj	59,010	2,742,108
Fortum Oyj (b)	26,969	313,945
Kesko Oyj Class B	18,108	325,346
Kone Oyj Class B	66,762	2,821,716
Neste Oyj (b)	33,395	1,136,019

See accompanying notes to financial statements.
89

SPDR MSCI EAFE STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Nokia Oyj	234,426	$ 885,572
Nordea Bank Abp (d)	87,553	968,030
Nordea Bank Abp (d)	8,887	97,968
Orion Oyj Class B	41,978	1,654,213
Sampo Oyj Class A	46,040	1,997,564
Stora Enso Oyj Class R	27,246	342,987
UPM-Kymmene Oyj	18,176	624,848
Wartsila Oyj Abp	7,803	88,852
		13,999,168
FRANCE — 7.7%
Air Liquide SA	19,985	3,382,074
Airbus SE	6,067	815,648
Alstom SA (b)	7,086	169,552
Arkema SA	2,313	229,118
AXA SA	63,449	1,893,037
BioMerieux	6,097	592,716
BNP Paribas SA	50,443	3,227,357
Bouygues SA	11,618	407,641
Bureau Veritas SA	10,253	255,210
Capgemini SE	2,377	417,260
Carrefour SA	134,563	2,320,101
Cie de Saint-Gobain SA	16,952	1,020,878
Cie Generale des Etablissements Michelin SCA	22,279	685,700
Credit Agricole SA	44,233	547,556
Danone SA	36,570	2,023,428
Dassault Aviation SA	5,171	976,704
Dassault Systemes SE	3,427	128,062
Edenred SE	5,104	320,341
Eiffage SA	2,990	285,036
Engie SA	69,798	1,073,747
EssilorLuxottica SA	3,287	574,775
Getlink SE	25,050	400,743
Hermes International SCA	2,184	3,999,834
Ipsen SA	10,203	1,341,661
Kering SA	5,159	2,359,077
Klepierre SA REIT	7,996	196,660
La Francaise des Jeux SAEM (c)	26,109	851,401
Legrand SA	5,042	466,026
L'Oreal SA	16,534	6,883,113
LVMH Moet Hennessy Louis Vuitton SE	16,509	12,521,887
Orange SA	420,474	4,834,621
Pernod Ricard SA	8,882	1,484,393
Publicis Groupe SA	4,746	360,582
Renault SA	17,220	708,756
Safran SA	2,104	331,112
Sartorius Stedim Biotech	2,182	522,104
SEB SA	1,153	108,219
Societe Generale SA	60,351	1,472,498
Sodexo SA	2,609	269,377
Teleperformance SE	1,345	170,028
Thales SA	12,160	1,713,583
TotalEnergies SE	98,575	6,503,063
Security Description	Shares	Value
Unibail-Rodamco-Westfield REIT (a)	1,064	$ 2,513
Unibail-Rodamco-Westfield REIT (a)(d)	2,010	99,488
Valeo SE	7,946	137,381
Veolia Environnement SA	18,264	530,414
Vinci SA	10,797	1,200,518
Vivendi SE	21,128	185,575
Worldline SA (a)(c)	976	27,539
		71,028,107
GERMANY — 6.0%
adidas AG	2,465	434,848
Allianz SE	11,902	2,844,101
BASF SE	30,126	1,369,929
Bayer AG	24,183	1,163,691
Bayerische Motoren Werke AG	17,339	1,769,312
Bayerische Motoren Werke AG Preference Shares	3,978	371,894
Bechtle AG	6,010	281,503
Beiersdorf AG	22,519	2,912,299
Brenntag SE	11,172	869,148
Carl Zeiss Meditec AG	1,772	155,379
Commerzbank AG	56,552	646,045
Continental AG	3,585	253,396
Covestro AG (a)(c)	9,699	524,326
Daimler Truck Holding AG	17,630	612,610
Deutsche Bank AG	136,665	1,512,053
Deutsche Boerse AG	17,485	3,030,454
Deutsche Lufthansa AG (a)	15,273	121,374
Deutsche Post AG	85,227	3,477,171
Deutsche Telekom AG	215,100	4,524,681
Dr Ing hc F Porsche AG (c)	8,301	782,193
E.ON SE	84,639	1,003,649
Evonik Industries AG	6,584	120,769
Fresenius Medical Care AG & Co. KGaA	9,320	402,991
Fresenius SE & Co. KGaA	20,371	635,387
GEA Group AG	9,577	354,482
Hannover Rueck SE	2,406	529,595
Heidelberg Materials AG	4,852	377,676
HelloFresh SE (a)	851	25,480
Henkel AG & Co. KGaA	9,975	630,705
Henkel AG & Co. KGaA Preference Shares	15,932	1,137,916
Infineon Technologies AG	15,167	503,501
Knorr-Bremse AG	5,468	348,397
LEG Immobilien SE (a)	3,775	261,150
Mercedes-Benz Group AG	41,590	2,901,362
Merck KGaA	15,019	2,514,801
MTU Aero Engines AG	783	142,381
Muenchener Rueckversicherungs-Gesellschaft AG	11,074	4,327,549
Nemetschek SE	3,990	244,509
Porsche Automobil Holding SE Preference Shares	9,697	478,941

See accompanying notes to financial statements.
90

SPDR MSCI EAFE STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Rational AG	410	$ 260,453
Rheinmetall AG	2,654	685,340
RWE AG	16,945	630,609
SAP SE	9,779	1,271,619
Sartorius AG Preference Shares	1,776	605,093
Siemens AG	9,932	1,426,533
Siemens Energy AG (a)	9,444	123,786
Siemens Healthineers AG (c)	4,178	212,326
Symrise AG	16,054	1,535,185
Telefonica Deutschland Holding AG	82,002	147,159
Volkswagen AG	2,650	349,869
Volkswagen AG Preference Shares	21,716	2,504,728
Vonovia SE	29,604	714,939
Wacker Chemie AG	983	141,178
Zalando SE (a)(c)	1,608	35,973
		55,242,438
HONG KONG — 2.9%
AIA Group Ltd.	142,423	1,161,119
CK Asset Holdings Ltd.	93,854	494,325
CK Infrastructure Holdings Ltd.	233,500	1,104,614
CLP Holdings Ltd.	439,000	3,248,281
Hang Lung Properties Ltd.	59,000	80,757
Hang Seng Bank Ltd.	298,529	3,714,531
Henderson Land Development Co. Ltd.	68,000	179,294
HKT Trust & HKT Ltd. Stapled Security	1,532,540	1,600,666
Hong Kong & China Gas Co. Ltd.	868,652	605,584
Hong Kong Exchanges & Clearing Ltd.	80,472	3,006,455
Hongkong Land Holdings Ltd.	48,400	172,788
Jardine Matheson Holdings Ltd.	39,400	1,828,948
Link REIT	190,909	936,038
MTR Corp. Ltd.	673,396	2,665,434
New World Development Co. Ltd.	86,687	168,684
Power Assets Holdings Ltd.	600,500	2,905,948
Prudential PLC	40,377	438,020
Sino Land Co. Ltd.	79,173	89,263
Sun Hung Kai Properties Ltd.	90,000	962,991
Swire Pacific Ltd. Class A	15,500	104,595
Techtronic Industries Co. Ltd.	99,000	960,693
WH Group Ltd. (c)	475,290	249,423
Wharf Real Estate Investment Co. Ltd.	21,000	81,111
		26,759,562
IRELAND — 0.4%
AerCap Holdings NV (a)	4,175	261,647
AIB Group PLC	39,890	179,915
Bank of Ireland Group PLC	34,743	341,725
Kerry Group PLC Class A	18,569	1,556,673
Security Description	Shares	Value
Kingspan Group PLC	9,791	$ 735,587
Smurfit Kappa Group PLC	18,652	623,241
		3,698,788
ISRAEL — 1.0%
Azrieli Group Ltd.	2,219	113,893
Bank Hapoalim BM	212,201	1,889,018
Bank Leumi Le-Israel BM	172,293	1,426,045
Check Point Software Technologies Ltd. (a)	18,628	2,482,740
Elbit Systems Ltd.	4,401	876,385
ICL Group Ltd.	107,262	593,646
Israel Discount Bank Ltd. Class A	40,449	218,767
Mizrahi Tefahot Bank Ltd.	20,446	741,684
Teva Pharmaceutical Industries Ltd. (a)	28,176	285,905
Teva Pharmaceutical Industries Ltd. ADR (a)	24,499	249,890
		8,877,973
ITALY — 2.2%
Assicurazioni Generali SpA	45,107	924,815
Davide Campari-Milano NV	23,963	283,265
DiaSorin SpA	1,839	168,263
Enel SpA	219,058	1,349,819
Eni SpA (b)	122,956	1,986,021
Ferrari NV	16,996	5,033,066
FinecoBank Banca Fineco SpA	44,949	547,996
Infrastrutture Wireless Italiane SpA (c)	65,294	778,750
Intesa Sanpaolo SpA	607,143	1,568,463
Mediobanca Banca di Credito Finanziario SpA (b)	26,662	353,702
Moncler SpA	12,452	726,150
Poste Italiane SpA (c)	9,748	102,877
Prysmian SpA	3,017	121,861
Recordati Industria Chimica e Farmaceutica SpA	35,431	1,677,187
Snam SpA	315,947	1,488,230
Telecom Italia SpA (a)(b)	1,093,808	342,904
Terna - Rete Elettrica Nazionale	83,983	633,800
UniCredit SpA	89,000	2,141,820
		20,228,989
JAPAN — 23.8%
Advantest Corp. (b)	57,200	1,602,635
Aeon Co. Ltd.	30,400	603,518
AGC, Inc.	5,500	193,279
Aisin Corp.	6,300	238,532
Ajinomoto Co., Inc.	6,000	231,757
ANA Holdings, Inc. (a)	5,300	111,274
Asahi Group Holdings Ltd.	13,600	509,459
Asahi Intecc Co. Ltd.	11,700	210,753
Asahi Kasei Corp.	53,700	338,232
Astellas Pharma, Inc.	73,500	1,021,538
Azbil Corp.	6,100	187,139

See accompanying notes to financial statements.
91

SPDR MSCI EAFE STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Bandai Namco Holdings, Inc.	60,700	$ 1,237,389
BayCurrent Consulting, Inc.	11,400	381,821
Bridgestone Corp.	36,800	1,437,475
Brother Industries Ltd.	22,800	367,993
Canon, Inc. (b)	124,000	2,995,611
Capcom Co. Ltd.	11,700	422,211
Central Japan Railway Co.	112,500	2,740,409
Chiba Bank Ltd.	165,100	1,203,191
Chubu Electric Power Co., Inc.	170,500	2,178,881
Chugai Pharmaceutical Co. Ltd.	92,800	2,875,572
Concordia Financial Group Ltd.	211,700	966,819
CyberAgent, Inc. (b)	13,700	74,025
Dai Nippon Printing Co. Ltd.	5,200	135,554
Daifuku Co. Ltd.	12,300	233,224
Dai-ichi Life Holdings, Inc.	45,008	934,091
Daiichi Sankyo Co. Ltd.	11,918	327,930
Daikin Industries Ltd.	2,900	456,207
Daito Trust Construction Co. Ltd.	5,200	548,836
Daiwa House Industry Co. Ltd.	22,100	594,616
Daiwa House REIT Investment Corp.	83	146,727
Daiwa Securities Group, Inc. (b)	26,800	155,008
Denso Corp.	32,000	514,874
Disco Corp.	6,600	1,219,822
East Japan Railway Co.	36,900	2,115,460
Eisai Co. Ltd.	4,100	228,155
ENEOS Holdings, Inc.	563,282	2,226,705
FANUC Corp.	8,500	221,749
Fast Retailing Co. Ltd.	11,300	2,467,864
FUJIFILM Holdings Corp.	25,100	1,456,296
Fujitsu Ltd.	12,100	1,427,107
GMO Payment Gateway, Inc.	2,300	126,032
Hakuhodo DY Holdings, Inc. (b)	11,200	92,279
Hamamatsu Photonics KK	8,500	358,797
Hankyu Hanshin Holdings, Inc.	17,700	605,044
Hikari Tsushin, Inc.	2,500	381,555
Hirose Electric Co. Ltd.	12,800	1,485,649
Hitachi Ltd.	22,900	1,423,337
Honda Motor Co. Ltd.	261,900	2,952,024
Hoshizaki Corp.	3,000	104,440
Hoya Corp.	23,500	2,413,386
Idemitsu Kosan Co. Ltd.	70,200	1,617,340
Iida Group Holdings Co. Ltd.	6,300	104,975
Inpex Corp.	42,600	644,031
Isuzu Motors Ltd.	25,600	322,605
ITOCHU Corp. (b)	111,814	4,050,705
Japan Airlines Co. Ltd.	5,200	101,334
Japan Exchange Group, Inc.	35,106	652,599
Japan Metropolitan Fund Invest REIT	239	155,356
Japan Post Bank Co. Ltd.	255,500	2,227,546
Japan Post Holdings Co. Ltd.	381,500	3,061,459
Japan Post Insurance Co. Ltd.	25,100	423,954
Security Description	Shares	Value
Japan Real Estate Investment Corp. REIT	40	$ 156,274
Japan Tobacco, Inc.	158,900	3,663,032
JFE Holdings, Inc.	35,300	518,293
Kajima Corp.	19,000	309,844
Kansai Electric Power Co., Inc.	43,000	598,643
Kao Corp.	39,400	1,465,635
Kawasaki Kisen Kaisha Ltd. (b)	9,900	338,613
KDDI Corp.	162,318	4,978,586
Keio Corp. (b)	16,000	551,329
Keisei Electric Railway Co. Ltd.	12,000	416,552
Keyence Corp.	11,000	4,091,138
Kikkoman Corp.	6,700	352,185
Kintetsu Group Holdings Co. Ltd.	46,200	1,312,083
Kirin Holdings Co. Ltd.	35,300	495,111
Kobayashi Pharmaceutical Co. Ltd.	6,500	290,752
Kobe Bussan Co. Ltd.	8,700	204,404
Koei Tecmo Holdings Co. Ltd.	12,060	171,778
Komatsu Ltd.	21,000	568,960
Kubota Corp.	28,500	420,935
Kyocera Corp.	6,300	320,309
Kyowa Kirin Co. Ltd.	51,000	889,958
Lasertec Corp.	6,500	1,013,604
Lixil Corp.	20,600	240,408
M3, Inc.	28,800	524,180
Makita Corp.	6,100	150,921
Marubeni Corp.	54,500	851,694
Mazda Motor Corp.	43,200	491,129
McDonald's Holdings Co. Japan Ltd.	41,000	1,568,839
MEIJI Holdings Co. Ltd.	73,000	1,817,846
MISUMI Group, Inc.	16,700	261,481
Mitsubishi Chemical Group Corp.	61,300	387,251
Mitsubishi Corp.	65,400	3,123,948
Mitsubishi Electric Corp.	58,200	721,138
Mitsubishi Estate Co. Ltd.	25,800	338,006
Mitsubishi Heavy Industries Ltd.	13,700	766,227
Mitsubishi UFJ Financial Group, Inc.	605,100	5,143,705
Mitsui & Co. Ltd.	42,600	1,548,131
Mitsui Chemicals, Inc.	4,900	127,306
Mitsui Fudosan Co. Ltd.	28,200	622,488
Mitsui OSK Lines Ltd. (b)	44,300	1,220,124
Mizuho Financial Group, Inc.	336,740	5,734,001
MonotaRO Co. Ltd.	22,900	245,612
MS&AD Insurance Group Holdings, Inc.	28,400	1,045,790
Murata Manufacturing Co. Ltd.	111,000	2,033,667
NEC Corp.	32,700	1,810,251
Nexon Co. Ltd.	5,400	96,746
NIDEC Corp. (b)	2,200	102,183
Nintendo Co. Ltd.	76,100	3,177,102

See accompanying notes to financial statements.
92

SPDR MSCI EAFE STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Nippon Building Fund, Inc. REIT	38	$ 154,317
NIPPON EXPRESS HOLDINGS, Inc.	5,600	292,825
Nippon Paint Holdings Co. Ltd.	17,300	116,628
Nippon Prologis REIT, Inc.	67	125,357
Nippon Steel Corp. (b)	41,000	963,009
Nippon Telegraph & Telephone Corp.	3,500,300	4,142,422
Nippon Yusen KK (b)	29,200	760,403
Nissan Chemical Corp.	7,100	302,556
Nissan Motor Co. Ltd.	159,616	706,279
Nissin Foods Holdings Co. Ltd.	22,300	1,856,777
Nitori Holdings Co. Ltd.	14,200	1,590,095
Nitto Denko Corp. (b)	9,700	637,545
Nomura Holdings, Inc.	137,600	552,429
Nomura Real Estate Master Fund, Inc. REIT	113	126,763
Nomura Research Institute Ltd.	28,600	746,120
NTT Data Group Corp.	6,400	85,970
Obayashi Corp.	91,100	803,707
Obic Co. Ltd.	13,800	2,097,859
Odakyu Electric Railway Co. Ltd. (b)	31,400	470,185
Oji Holdings Corp.	34,000	143,314
Olympus Corp.	70,800	921,147
Ono Pharmaceutical Co. Ltd.	107,900	2,073,762
Open House Group Co. Ltd.	5,300	180,212
Oracle Corp.	9,000	669,459
Oriental Land Co. Ltd.	33,700	1,108,617
ORIX Corp.	39,700	743,053
Osaka Gas Co. Ltd.	93,500	1,542,617
Otsuka Corp.	22,500	954,733
Otsuka Holdings Co. Ltd.	116,400	4,144,300
Pan Pacific International Holdings Corp.	58,900	1,238,587
Panasonic Holdings Corp.	84,800	955,829
Persol Holdings Co. Ltd.	121,000	197,362
Recruit Holdings Co. Ltd.	87,905	2,715,055
Renesas Electronics Corp. (a)	20,500	313,974
Resona Holdings, Inc.	102,500	568,945
Ricoh Co. Ltd.	32,000	276,736
SBI Holdings, Inc. (b)	5,300	111,807
Secom Co. Ltd.	40,500	2,752,019
Sekisui Chemical Co. Ltd.	43,500	627,613
Sekisui House Ltd.	91,600	1,827,396
Seven & i Holdings Co. Ltd.	20,800	816,110
SG Holdings Co. Ltd.	81,100	1,040,754
Shimadzu Corp.	15,700	417,895
Shimano, Inc.	5,400	729,710
Shimizu Corp.	62,000	431,891
Shin-Etsu Chemical Co. Ltd.	126,300	3,675,798
Shionogi & Co. Ltd.	26,700	1,196,289
Shiseido Co. Ltd.	2,500	87,954
Shizuoka Financial Group, Inc.	202,600	1,655,014
SMC Corp.	3,700	1,660,754
SoftBank Corp.	387,400	4,388,673
Security Description	Shares	Value
SoftBank Group Corp.	60,000	$ 2,547,160
Sompo Holdings, Inc.	13,400	577,666
Sony Group Corp.	22,300	1,829,130
Square Enix Holdings Co. Ltd.	4,300	147,680
Subaru Corp.	22,000	428,427
SUMCO Corp.	7,400	96,650
Sumitomo Chemical Co. Ltd.	87,200	237,831
Sumitomo Corp.	39,612	792,107
Sumitomo Electric Industries Ltd.	31,400	379,073
Sumitomo Metal Mining Co. Ltd.	7,800	229,936
Sumitomo Mitsui Financial Group, Inc.	73,100	3,599,033
Sumitomo Mitsui Trust Holdings, Inc.	14,800	558,477
Sumitomo Realty & Development Co. Ltd.	4,400	114,581
Suntory Beverage & Food Ltd.	46,587	1,420,478
Suzuki Motor Corp.	10,000	403,150
Sysmex Corp.	10,000	478,003
T&D Holdings, Inc.	18,400	304,314
Taisei Corp.	10,900	384,285
Takeda Pharmaceutical Co. Ltd.	123,051	3,826,971
TDK Corp.	7,700	285,967
Terumo Corp.	4,700	124,819
TIS, Inc.	6,200	136,818
Tobu Railway Co. Ltd.	57,300	1,475,266
Toho Co. Ltd.	3,700	126,503
Tokio Marine Holdings, Inc.	72,900	1,692,736
Tokyo Electric Power Co. Holdings, Inc. (a)	215,000	963,592
Tokyo Electron Ltd.	37,300	5,109,144
Tokyo Gas Co. Ltd.	61,408	1,395,440
Tokyu Corp. (b)	78,100	902,291
TOPPAN, Inc.	6,900	165,304
Toray Industries, Inc.	52,100	271,629
Toshiba Corp. (a)	10,300	317,714
Tosoh Corp.	21,700	278,912
Toyota Industries Corp.	5,200	410,320
Toyota Motor Corp.	345,900	6,206,381
Toyota Tsusho Corp.	8,000	471,503
Trend Micro, Inc.	15,500	588,735
Unicharm Corp.	23,306	826,350
USS Co. Ltd.	98,600	1,633,697
Welcia Holdings Co. Ltd.	50,400	872,564
West Japan Railway Co.	21,100	874,542
Yakult Honsha Co. Ltd.	44,600	1,085,822
Yamaha Corp.	3,200	87,621
Yamaha Motor Co. Ltd.	15,600	410,947
Yamato Holdings Co. Ltd.	27,000	440,576
Yaskawa Electric Corp.	2,800	101,230
Z Holdings Corp.	34,300	95,504
ZOZO, Inc. (b)	7,600	139,675
		220,667,556

See accompanying notes to financial statements.
93

SPDR MSCI EAFE STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
JORDAN — 0.1%
Hikma Pharmaceuticals PLC	40,577	$ 1,034,108
LUXEMBOURG — 0.1%
ArcelorMittal SA	46,360	1,166,964
Eurofins Scientific SE	3,212	181,938
		1,348,902
MACAU — 0.0% (e)
Galaxy Entertainment Group Ltd.	22,000	132,446
NETHERLANDS — 5.1%
ABN AMRO Bank NV GDR (c)	20,168	286,982
Adyen NV (a)(c)	1,474	1,101,314
Aegon NV	75,530	366,410
Akzo Nobel NV	3,948	286,243
Argenx SE (a)	4,172	2,034,519
ASM International NV	2,719	1,144,300
ASML Holding NV	24,640	14,585,578
EXOR NV (b)	3,786	336,467
Ferrovial SE	5,248	160,967
Heineken Holding NV	9,080	686,400
Heineken NV	14,577	1,288,071
IMCD NV	2,961	376,195
ING Groep NV	145,175	1,928,986
JDE Peet's NV	32,107	898,103
Koninklijke Ahold Delhaize NV	183,761	5,548,765
Koninklijke KPN NV	538,674	1,778,831
Koninklijke Philips NV	30,108	604,576
NN Group NV (b)	21,261	685,207
OCI NV (a)	11,338	316,788
Randstad NV	9,627	533,888
Shell PLC	207,430	6,597,835
Universal Music Group NV (b)	48,278	1,264,057
Wolters Kluwer NV	33,824	4,105,750
		46,916,232
NEW ZEALAND — 0.3%
Auckland International Airport Ltd.	143,713	683,028
Fisher & Paykel Healthcare Corp. Ltd. Class C	64,620	837,885
Meridian Energy Ltd.	31,261	96,545
Spark New Zealand Ltd.	407,195	1,176,830
		2,794,288
NORWAY — 0.6%
Aker BP ASA	26,975	750,372
DNB Bank ASA	27,191	550,931
Equinor ASA	75,295	2,484,749
Gjensidige Forsikring ASA	17,111	253,268
Kongsberg Gruppen ASA	5,543	229,829
Mowi ASA	27,506	489,976
Norsk Hydro ASA	33,231	209,863
Orkla ASA	66,728	501,549
Telenor ASA	40,685	464,552
		5,935,089
Security Description	Shares	Value
PORTUGAL — 0.3%
EDP - Energias de Portugal SA	55,897	$ 232,936
Galp Energia SGPS SA	20,758	308,564
Jeronimo Martins SGPS SA	105,497	2,374,635
		2,916,135
SINGAPORE — 2.2%
CapitaLand Integrated Commercial Trust REIT	245,600	332,889
DBS Group Holdings Ltd.	162,250	3,998,894
Genting Singapore Ltd.	1,399,700	866,545
Keppel Corp. Ltd.	56,211	280,046
Oversea-Chinese Banking Corp. Ltd.	397,945	3,734,834
Singapore Airlines Ltd. (b)	38,549	182,450
Singapore Exchange Ltd.	386,600	2,761,631
Singapore Technologies Engineering Ltd.	678,500	1,943,685
Singapore Telecommunications Ltd.	412,800	731,904
STMicroelectronics NV	54,548	2,366,994
United Overseas Bank Ltd.	155,175	3,240,155
		20,440,027
SOUTH AFRICA — 0.3%
Anglo American PLC	105,738	2,923,820
SPAIN — 2.6%
ACS Actividades de Construccion y Servicios SA	10,365	373,882
Aena SME SA (c)	4,566	689,364
Amadeus IT Group SA	3,435	208,316
Banco Bilbao Vizcaya Argentaria SA	288,021	2,351,105
Banco Santander SA (b)	896,507	3,434,596
CaixaBank SA	222,269	890,949
Cellnex Telecom SA (a)(c)	6,423	224,208
Enagas SA	54,794	909,646
Endesa SA	44,638	910,946
Grifols SA (a)	10,309	134,196
Iberdrola SA	198,548	2,227,204
Industria de Diseno Textil SA	167,442	6,256,184
Naturgy Energy Group SA (b)	9,220	251,461
Redeia Corp. SA	168,713	2,660,618
Repsol SA	109,414	1,803,661
Telefonica SA (b)	279,333	1,143,937
		24,470,273
SWEDEN — 2.2%
Alfa Laval AB	16,544	572,268
Assa Abloy AB Class B	65,911	1,445,113
Atlas Copco AB Class A	147,844	2,003,832
Atlas Copco AB Class B	161,422	1,904,816
Boliden AB	22,096	639,540
Epiroc AB Class A	59,623	1,141,509
Epiroc AB Class B	17,248	278,147
Essity AB Class B	10,872	236,069
Evolution AB (c)	11,651	1,186,527

See accompanying notes to financial statements.
94

SPDR MSCI EAFE STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
H & M Hennes & Mauritz AB Class B	11,342	$ 162,297
Hexagon AB Class B	106,639	916,584
Husqvarna AB Class B (b)	19,373	149,325
Industrivarden AB Class C (b)	8,417	223,592
Indutrade AB	14,415	268,949
Investment AB Latour Class B	4,815	85,427
Investor AB Class B	59,212	1,143,451
L E Lundbergforetagen AB Class B	5,659	238,045
Lifco AB Class B	12,875	227,477
Nibe Industrier AB Class B	85,629	565,910
Sandvik AB	67,527	1,253,055
Securitas AB Class B	16,960	135,284
Skandinaviska Enskilda Banken AB Class A	55,603	668,667
Skanska AB Class B	19,598	324,703
SKF AB Class B	11,557	193,766
Svenska Cellulosa AB SCA Class B	10,150	140,092
Svenska Handelsbanken AB Class A	50,300	451,692
Swedbank AB Class A	31,551	584,600
Swedish Orphan Biovitrum AB (a)	13,991	287,696
Telefonaktiebolaget LM Ericsson Class B (b)	85,698	420,673
Telia Co. AB	90,369	187,739
Volvo AB Class B	119,571	2,482,946
Volvo Car AB Class B	14,011	57,312
		20,577,103
SWITZERLAND — 8.0%
ABB Ltd.	103,311	3,704,199
Adecco Group AG	7,751	319,936
Alcon, Inc.	8,118	629,527
Baloise Holding AG	7,680	1,115,732
Banque Cantonale Vaudoise (b)	12,879	1,352,239
Barry Callebaut AG	810	1,290,971
BKW AG	7,426	1,310,996
Chocoladefabriken Lindt & Spruengli AG (d)	51	568,091
Chocoladefabriken Lindt & Spruengli AG (d)	1	109,751
Cie Financiere Richemont SA Class A	3,691	451,893
Clariant AG	13,101	207,657
DSM-Firmenich AG	3,391	287,684
EMS-Chemie Holding AG	3,487	2,374,728
Geberit AG	4,257	2,135,946
Givaudan SA	914	2,991,382
Helvetia Holding AG	2,458	345,001
Julius Baer Group Ltd.	6,021	387,403
Kuehne & Nagel International AG	11,480	3,275,339
Logitech International SA	12,716	879,611
Security Description	Shares	Value
Lonza Group AG	858	$ 399,174
Novartis AG	176,277	18,088,240
Partners Group Holding AG	1,921	2,172,360
Schindler Holding AG (d)	3,502	700,553
Schindler Holding AG (d)	9,394	1,815,544
SGS SA	24,252	2,041,855
Sika AG	8,698	2,216,336
Sonova Holding AG	3,740	890,028
Straumann Holding AG	7,261	930,246
Swatch Group AG Bearer Shares	1,656	426,129
Swiss Life Holding AG	802	501,118
Swiss Prime Site AG	32,583	2,990,099
Swisscom AG	9,151	5,443,785
Temenos AG	3,504	246,751
UBS Group AG	118,668	2,943,350
VAT Group AG (c)	2,064	742,300
Zurich Insurance Group AG	16,957	7,787,096
		74,073,050
UNITED KINGDOM — 9.9%
3i Group PLC	23,713	599,986
abrdn PLC (b)	60,213	114,465
Admiral Group PLC	15,315	444,326
Ashtead Group PLC	29,000	1,770,505
Associated British Foods PLC	8,052	203,240
AstraZeneca PLC	32,521	4,406,772
Auto Trader Group PLC (c)	69,380	522,994
Aviva PLC	112,789	536,616
BAE Systems PLC	346,232	4,216,636
Barclays PLC	1,114,127	2,161,341
Barratt Developments PLC	90,629	487,932
Berkeley Group Holdings PLC	9,275	464,937
BP PLC	475,901	3,086,694
British American Tobacco PLC	83,471	2,625,460
BT Group PLC (b)	409,695	583,562
Bunzl PLC	51,518	1,839,877
Burberry Group PLC	25,347	590,438
Centrica PLC	231,537	436,479
CK Hutchison Holdings Ltd.	337,000	1,802,933
CNH Industrial NV	25,087	306,512
Coca-Cola Europacific Partners PLC	4,962	310,026
Compass Group PLC	60,560	1,478,330
Croda International PLC	9,348	560,787
DCC PLC	8,614	484,582
Diageo PLC	145,976	5,405,707
Entain PLC	5,439	61,925
Halma PLC	25,588	605,421
Hargreaves Lansdown PLC	35,291	333,051
HSBC Holdings PLC	820,020	6,454,644
Imperial Brands PLC	87,028	1,770,721
Informa PLC	17,292	158,378
InterContinental Hotels Group PLC	1,253	92,893
Intertek Group PLC	12,819	643,373
J Sainsbury PLC	109,433	337,661

See accompanying notes to financial statements.
95

SPDR MSCI EAFE STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
JD Sports Fashion PLC	194,559	$ 355,491
Johnson Matthey PLC	22,432	445,736
Kingfisher PLC	112,434	306,437
Land Securities Group PLC REIT	22,814	164,233
Legal & General Group PLC	198,623	539,405
Lloyds Banking Group PLC	3,522,234	1,907,494
London Stock Exchange Group PLC	3,782	380,091
M&G PLC	91,004	219,151
Melrose Industries PLC	30,065	172,177
National Grid PLC	355,225	4,248,984
NatWest Group PLC	233,867	672,797
Next PLC	9,429	839,665
Pearson PLC	59,112	626,543
Persimmon PLC	30,737	404,235
Reckitt Benckiser Group PLC	80,929	5,723,189
RELX PLC	192,940	6,534,927
Rentokil Initial PLC	27,407	204,122
Rolls-Royce Holdings PLC (a)	33,293	89,764
Sage Group PLC	99,150	1,196,863
Schroders PLC	53,044	263,633
Segro PLC REIT	19,695	172,935
Severn Trent PLC	23,836	688,050
Smith & Nephew PLC	9,906	123,689
Smiths Group PLC	5,044	99,704
Spirax-Sarco Engineering PLC	4,262	495,541
SSE PLC	19,958	392,192
St. James's Place PLC	42,755	434,280
Standard Chartered PLC	131,137	1,213,249
Taylor Wimpey PLC	251,775	360,467
Tesco PLC	735,073	2,370,384
Unilever PLC	231,925	11,498,546
United Utilities Group PLC	54,869	635,013
Vodafone Group PLC	1,462,205	1,371,002
Whitbread PLC	3,670	155,167
WPP PLC	38,943	348,409
		91,552,769
UNITED STATES — 9.0%
CRH PLC	16,171	896,478
CSL Ltd.	32,815	5,311,642
Experian PLC	59,548	1,955,854
GSK PLC	515,793	9,392,900
Haleon PLC	82,156	341,789
Holcim AG	15,999	1,028,007
James Hardie Industries PLC CDI (a)	34,374	904,925
Nestle SA	193,237	21,913,431
QIAGEN NV (a)	56,700	2,297,391
Roche Holding AG	69,611	19,057,799
Roche Holding AG Bearer Shares	11,888	3,500,904
Security Description	Shares	Value
Sanofi	63,897	$ 6,865,219
Schneider Electric SE	32,538	5,407,900
Stellantis NV (d)	102,705	1,979,266
Stellantis NV (d)	64,893	1,251,127
Swiss Re AG	10,210	1,052,697
Tenaris SA	9,557	151,625
		83,308,954
TOTAL COMMON STOCKS (Cost $966,673,107)		919,133,057

SHORT-TERM INVESTMENTS — 1.8%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (f)(g)	26,607	26,613
State Street Navigator Securities Lending Portfolio II (h)(i)	16,583,362	16,583,362
TOTAL SHORT-TERM INVESTMENTS (Cost $16,609,975)		16,609,975
TOTAL INVESTMENTS — 101.0% (Cost $983,283,082)		935,743,032
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.0)%		(9,544,887)
NET ASSETS — 100.0%		$ 926,198,145
(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2023.
(c)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 0.9% of net assets as of September 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Reflects separate holdings of the issuer's common stock traded on different securities exchanges.
(e)	Amount is less than 0.05% of net assets.
(f)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(g)	The rate shown is the annualized seven-day yield at September 30, 2023.
(h)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(i)	Investment of cash collateral for securities loaned.
ADR	American Depositary Receipt
CDI	CREST Depository Interest
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.
96

SPDR MSCI EAFE STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$919,133,057	$—	$—	$919,133,057
Short-Term Investments	16,609,975	—	—	16,609,975
TOTAL INVESTMENTS	$935,743,032	$—	$—	$935,743,032
Sector Breakdown as of September 30, 2023

% of Net Assets
Financials	16.9
Industrials	15.5
Health Care	15.3
Consumer Staples	11.8
Consumer Discretionary	10.4
Materials	7.8
Information Technology	6.6
Communication Services	5.7
Utilities	4.0
Energy	3.7
Real Estate	1.5
Short-Term Investments	1.8
Liabilities in Excess of Other Assets	(1.0)
TOTAL	100.0
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	219,359	$ 219,403	$ 68,664,387	$ 68,856,309	$(868)	$—	26,607	$ 26,613	$ 38,730
State Street Navigator Securities Lending Portfolio II	21,313,733	21,313,733	196,129,428	200,859,799	—	—	16,583,362	16,583,362	175,326
Total		$21,533,136	$264,793,815	$269,716,108	$(868)	$—		$16,609,975	$214,056
See accompanying notes to financial statements.
97

SPDR MSCI EMERGING MARKETS FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 99.9%
BRAZIL — 4.5%
Ambev SA	64,443	$ 168,794
B3 SA - Brasil Bolsa Balcao	109,206	268,149
Banco Bradesco SA Preference Shares	78,514	224,317
Banco BTG Pactual SA	2,929	18,182
Banco Santander Brasil SA	5,252	27,335
BB Seguridade Participacoes SA	15,838	98,758
Bradespar SA Preference Shares	1,857	8,429
Braskem SA Class A, Preference Shares (a)	931	3,817
Centrais Eletricas Brasileiras SA	7,615	56,125
Centrais Eletricas Brasileiras SA Class B, Preference Shares	8,687	70,031
Cia Siderurgica Nacional SA	18,918	45,885
Cosan SA	28,559	97,799
Equatorial Energia SA	30,051	192,487
Gerdau SA Preference Shares	14,989	72,262
Grupo Casas Bahia SA (a)	15,945	2,007
Hapvida Participacoes e Investimentos SA (a)(b)	55,682	52,287
Itau Unibanco Holding SA Preference Shares	69,164	375,999
Itausa SA (c)	3	6
Itausa SA (a)(c)	1,291	2,334
Itausa SA Preference Shares	92,887	167,951
Klabin SA	9,012	42,871
Localiza Rent a Car SA	13,786	161,294
Lojas Renner SA	25,402	68,007
Magazine Luiza SA (a)	58,273	24,682
Natura & Co. Holding SA (a)	9,917	28,848
Rumo SA	23,644	107,799
Sendas Distribuidora SA	8,262	20,072
Suzano SA	8,756	94,956
Telefonica Brasil SA	9,874	85,183
TOTVS SA	4,784	25,807
Vale SA	46,926	633,593
WEG SA	21,074	152,712
		3,398,778
CHILE — 0.5%
Banco Santander Chile	1,330,372	61,280
Cencosud SA	28,973	54,648
Empresas CMPC SA	50,016	91,600
Enel Americas SA (a)	651,640	74,402
Falabella SA	10,381	23,076
Sociedad Quimica y Minera de Chile SA Class B, Preference Shares	1,670	98,800
		403,806
Security Description	Shares	Value
CHINA — 30.8%
37 Interactive Entertainment Network Technology Group Co. Ltd. Class A	13,000	$ 38,719
3SBio, Inc. (b)	16,000	13,381
AAC Technologies Holdings, Inc.	9,000	15,399
Addsino Co. Ltd. Class A	12,300	14,502
Agricultural Bank of China Ltd. Class A	63,600	31,426
Agricultural Bank of China Ltd. Class H	351,000	130,866
Aier Eye Hospital Group Co. Ltd. Class A	5,380	13,270
Air China Ltd. Class A (a)	21,800	24,176
Airtac International Group	2,092	63,446
Akeso, Inc. (a)(b)(d)	5,000	22,983
Alibaba Group Holding Ltd. (a)	202,500	2,213,270
Alibaba Group Holding Ltd. ADR (a)	610	52,911
Alibaba Health Information Technology Ltd. (a)(d)	48,000	29,909
Anhui Conch Cement Co. Ltd. Class H	23,000	61,231
Anhui Gujing Distillery Co. Ltd. Class B	1,600	26,762
Anjoy Foods Group Co. Ltd. Class A	900	15,318
ANTA Sports Products Ltd.	17,695	199,163
Autohome, Inc. ADR	673	20,426
AviChina Industry & Technology Co. Ltd. Class H	11,000	5,225
Baidu, Inc. Class A (a)	31,412	535,041
Bank of China Ltd. Class H	966,509	338,137
Bank of Communications Co. Ltd. Class H	169,000	102,282
BBMG Corp. Class A	125,600	37,926
BeiGene Ltd. (a)	8,903	122,316
Beijing E-Hualu Information Technology Co. Ltd. Class A (a)	6,600	31,298
Beijing Enterprises Holdings Ltd.	7,500	25,856
Beijing Enterprises Water Group Ltd.	158,000	34,498
Beijing Shunxin Agriculture Co. Ltd. Class A (a)	5,800	18,421
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. Class A	1,100	9,344
BGI Genomics Co. Ltd. Class A	3,000	21,482
Bilibili, Inc. Class Z (a)(d)	2,355	32,565
Bosideng International Holdings Ltd.	58,000	24,957
BYD Co. Ltd. Class A	1,500	48,732
BYD Co. Ltd. Class H	12,136	374,996
BYD Electronic International Co. Ltd.	9,500	43,304

See accompanying notes to financial statements.
98

SPDR MSCI EMERGING MARKETS FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Caitong Securities Co. Ltd. Class A	45,010	$ 48,681
CGN Power Co. Ltd. Class H (b)	358,000	92,793
China Cinda Asset Management Co. Ltd. Class H	259,000	26,125
China CITIC Bank Corp. Ltd. Class H	193,000	89,700
China Conch Venture Holdings Ltd.	21,500	18,338
China Construction Bank Corp. Class H	1,216,340	686,456
China Eastern Airlines Corp. Ltd. Class A (a)	32,100	19,386
China Everbright Environment Group Ltd.	73,851	25,460
China Feihe Ltd. (b)	30,000	17,697
China Hongqiao Group Ltd.	20,000	19,587
China International Capital Corp. Ltd. Class H (b)	19,200	35,204
China Jinmao Holdings Group Ltd.	8,807	1,136
China Life Insurance Co. Ltd. Class H	120,000	186,929
China Literature Ltd. (a)(b)	2,200	8,048
China Longyuan Power Group Corp. Ltd. Class H	61,000	53,119
China Medical System Holdings Ltd.	11,000	16,658
China Meidong Auto Holdings Ltd.	12,000	6,573
China Mengniu Dairy Co. Ltd.	40,000	134,068
China Merchants Bank Co. Ltd. Class A	18,300	82,812
China Merchants Bank Co. Ltd. Class H	48,000	200,412
China Merchants Port Holdings Co. Ltd.	37,989	47,293
China Minsheng Banking Corp. Ltd. Class H	115,800	39,626
China National Building Material Co. Ltd. Class H	52,000	27,289
China Oilfield Services Ltd. Class H	38,000	45,609
China Overseas Land & Investment Ltd.	38,000	78,796
China Pacific Insurance Group Co. Ltd. Class H	33,800	84,588
China Railway Group Ltd. Class H	158,000	81,503
China Resources Beer Holdings Co. Ltd.	24,000	131,616
China Resources Cement Holdings Ltd.	30,000	7,699
China Resources Gas Group Ltd.	15,900	46,592
China Resources Land Ltd.	36,000	143,414
Security Description	Shares	Value
China Resources Mixc Lifestyle Services Ltd. (b)	7,000	$ 28,244
China Ruyi Holdings Ltd. (a)(d)	52,000	13,478
China State Construction International Holdings Ltd.	22,000	23,146
China Taiping Insurance Holdings Co. Ltd.	42,030	41,859
China Tourism Group Duty Free Corp. Ltd. Class A	1,500	21,817
China Tower Corp. Ltd. Class H (b)	550,000	52,670
China Vanke Co. Ltd. Class H	35,300	38,943
China Yangtze Power Co. Ltd. Class A	15,800	48,230
Chinasoft International Ltd.	16,000	11,400
Chongqing Zhifei Biological Products Co. Ltd. Class A	5,000	33,401
Chow Tai Fook Jewellery Group Ltd.	25,200	37,968
CITIC Securities Co. Ltd. Class A	9,200	27,351
CITIC Securities Co. Ltd. Class H	19,750	40,045
CMOC Group Ltd. Class A	56,000	45,426
CMOC Group Ltd. Class H	54,000	34,681
Contemporary Amperex Technology Co. Ltd. Class A	4,980	138,776
COSCO SHIPPING Holdings Co. Ltd. Class A	32,500	43,760
COSCO SHIPPING Holdings Co. Ltd. Class H	43,350	44,447
Country Garden Holdings Co. Ltd. (a)(d)	133,460	15,507
Country Garden Services Holdings Co. Ltd. (d)	20,000	20,634
CRRC Corp. Ltd. Class H	52,000	25,098
CSPC Pharmaceutical Group Ltd.	130,640	95,747
Daan Gene Co. Ltd. Class A	1,780	2,387
Daqo New Energy Corp. ADR (a)	732	22,158
Dongfang Electric Corp. Ltd. Class A	18,000	38,640
Dongyue Group Ltd.	33,000	24,818
East Buy Holding Ltd. (a)(b)(d)	7,000	33,025
East Money Information Co. Ltd. Class A	7,716	16,098
ENN Energy Holdings Ltd.	9,400	78,015
Eve Energy Co. Ltd. Class A	2,400	14,863
Flat Glass Group Co. Ltd. Class A	6,000	23,322
Flat Glass Group Co. Ltd. Class H (d)	5,000	11,236
Foshan Haitian Flavouring & Food Co. Ltd. Class A	4,488	23,402
Fuyao Glass Industry Group Co. Ltd. Class A	4,100	20,776

See accompanying notes to financial statements.
99

SPDR MSCI EMERGING MARKETS FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Ganfeng Lithium Group Co. Ltd. Class A	3,620	$ 22,160
Ganfeng Lithium Group Co. Ltd. Class H (b)	3,880	15,928
GCL Technology Holdings Ltd.	257,000	47,909
GDS Holdings Ltd. ADR (a)(d)	1,440	15,768
GDS Holdings Ltd. Class A (a)	5,240	7,226
Geely Automobile Holdings Ltd.	87,000	102,642
Gemdale Corp. Class A	20,493	19,183
Genscript Biotech Corp. (a)	20,000	52,733
GoerTek, Inc. Class A	12,200	26,424
Goldwind Science & Technology Co. Ltd. Class A	18,239	23,106
Great Wall Motor Co. Ltd. Class H (d)	61,713	73,597
GRG Banking Equipment Co. Ltd. Class A	21,700	36,039
Guangdong Investment Ltd.	72,801	55,587
Guangzhou Automobile Group Co. Ltd. Class H	28,000	13,836
Guangzhou Haige Communications Group, Inc. Co. Class A	24,500	37,898
H World Group Ltd. ADR (a)	2,712	106,934
Haidilao International Holding Ltd. (b)	11,000	29,495
Haier Smart Home Co. Ltd. Class A	21,700	70,291
Haier Smart Home Co. Ltd. Class H	22,400	70,502
Haitong Securities Co. Ltd. Class A	29,000	39,605
Hangzhou First Applied Material Co. Ltd. Class A	3,740	14,661
Hangzhou Silan Microelectronics Co. Ltd. Class A	9,300	31,095
Hangzhou Tigermed Consulting Co. Ltd. Class A	3,400	31,080
Hansoh Pharmaceutical Group Co. Ltd. (b)	18,000	24,500
Hengan International Group Co. Ltd.	12,000	38,229
Hengli Petrochemical Co. Ltd. Class A (a)	5,600	11,068
Hithink RoyalFlush Information Network Co. Ltd. Class A	2,200	45,131
Hoyuan Green Energy Co. Ltd. Class A	1,693	9,732
Hua Hong Semiconductor Ltd. (a)(b)	11,000	27,866
Huaneng Power International, Inc. Class H (a)(d)	118,000	57,253
Huatai Securities Co. Ltd. Class H (b)	63,600	81,207
Hygeia Healthcare Holdings Co. Ltd. Class C (b)(d)	8,200	45,964
Security Description	Shares	Value
Industrial & Commercial Bank of China Ltd. Class A	49,500	$ 31,796
Industrial & Commercial Bank of China Ltd. Class H	652,857	314,264
Industrial Bank Co. Ltd. Class A	17,000	38,010
Innovent Biologics, Inc. (a)(b)(d)	18,500	90,352
Intco Medical Technology Co. Ltd. Class A	1,400	4,295
iQIYI, Inc. ADR (a)(d)	4,014	19,026
JA Solar Technology Co. Ltd. Class A	5,476	19,226
JD Health International, Inc. (a)(b)	15,750	81,647
JD Logistics, Inc. (a)(b)(d)	23,900	30,364
JD.com, Inc. Class A	27,684	406,855
Jiangsu Hengli Hydraulic Co. Ltd. Class A	100	877
Jiangsu Hengrui Pharmaceuticals Co. Ltd. Class A	3,792	23,390
Jiangxi Copper Co. Ltd. Class A	7,100	18,769
Jiangxi Copper Co. Ltd. Class H	17,000	26,655
Jiumaojiu International Holdings Ltd. (b)	14,000	19,056
Joincare Pharmaceutical Group Industry Co. Ltd. Class A	24,500	41,664
JOYY, Inc. ADR	472	17,988
Kanzhun Ltd. ADR (a)	1,872	28,398
KE Holdings, Inc. ADR	7,194	111,651
Kingboard Holdings Ltd.	7,000	15,713
Kingdee International Software Group Co. Ltd. (a)	26,000	32,003
Kingsoft Corp. Ltd.	21,600	78,326
Kuaishou Technology (a)(b)	29,700	238,340
Kweichow Moutai Co. Ltd. Class A	1,100	271,544
Lenovo Group Ltd.	119,880	123,525
Lens Technology Co. Ltd. Class A	12,800	21,574
Li Auto, Inc. Class A (a)	13,504	238,463
Li Ning Co. Ltd.	28,500	119,905
Longfor Group Holdings Ltd. (b)	25,167	45,245
LONGi Green Energy Technology Co. Ltd. Class A	9,280	34,747
Lufax Holding Ltd. ADR	7,932	8,408
Luxshare Precision Industry Co. Ltd. Class A	14,129	57,829
Luzhou Laojiao Co. Ltd. Class A	1,400	41,631
Mango Excellent Media Co. Ltd. Class A	4,100	15,931
Maxscend Microelectronics Co. Ltd. Class A	288	4,613

See accompanying notes to financial statements.
100

SPDR MSCI EMERGING MARKETS FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Meituan Class B (a)(b)	63,959	$ 935,884
Microport Scientific Corp. (a)(d)	6,708	10,141
Minth Group Ltd.	14,000	36,020
Muyuan Foods Co. Ltd. Class A	6,686	34,771
NanJi E-Commerce Co. Ltd. Class A (a)	15,900	7,791
NARI Technology Co. Ltd. Class A	14,736	44,881
NAURA Technology Group Co. Ltd. Class A	1,500	49,679
NetEase, Inc.	26,130	532,152
New China Life Insurance Co. Ltd. Class H	27,300	65,811
New Oriental Education & Technology Group, Inc. (a)	21,900	133,382
NIO, Inc. ADR (a)	17,929	162,078
Nongfu Spring Co. Ltd. Class H (b)	20,000	114,915
OFILM Group Co. Ltd. Class A (a)	23,800	20,907
Ovctek China, Inc. Class A	1,400	4,935
PDD Holdings, Inc. ADR (a)	6,864	673,152
People's Insurance Co. Group of China Ltd. Class H	115,000	41,261
Pharmaron Beijing Co. Ltd. Class A	2,550	10,885
PICC Property & Casualty Co. Ltd. Class H	124,000	159,278
Ping An Bank Co. Ltd. Class A	15,600	23,981
Ping An Healthcare & Technology Co. Ltd. (a)(b)(d)	8,000	18,672
Ping An Insurance Group Co. of China Ltd. Class A	9,600	63,642
Ping An Insurance Group Co. of China Ltd. Class H	77,500	443,813
Pop Mart International Group Ltd. (b)	11,000	32,515
Postal Savings Bank of China Co. Ltd. Class H (b)	64,000	32,360
Qifu Technology, Inc. ADR	1,179	18,109
RiseSun Real Estate Development Co. Ltd. Class A (a)	21,100	5,908
Sangfor Technologies, Inc. Class A (a)	1,100	14,088
Sany Heavy Equipment International Holdings Co. Ltd.	17,000	26,872
Seazen Holdings Co. Ltd. Class A (a)	6,100	11,094
Shandong Buchang Pharmaceuticals Co. Ltd. Class A	12,770	31,409
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	54,000	47,437
Security Description	Shares	Value
Shanghai Baosight Software Co. Ltd. Class A	15,276	$ 94,729
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class A	11,800	46,321
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	66,400	26,958
Shanghai Zhangjiang High-Tech Park Development Co. Ltd. Class A	10,000	32,255
Shanxi Securities Co. Ltd. Class A	32,130	25,357
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. Class A	840	27,613
Shenzhen Kangtai Biological Products Co. Ltd. Class A (a)	4,000	16,070
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	800	29,626
Shenzhou International Group Holdings Ltd.	11,043	105,751
Silergy Corp.	8,000	75,463
Sinopharm Group Co. Ltd. Class H	22,400	64,925
Smoore International Holdings Ltd. (b)(d)	26,000	23,604
SooChow Securities Co. Ltd. Class A	29,890	34,584
Sungrow Power Supply Co. Ltd. Class A	2,700	33,171
Sunny Optical Technology Group Co. Ltd.	10,500	73,335
Suzhou Dongshan Precision Manufacturing Co. Ltd. Class A	8,000	19,040
TAL Education Group ADR (a)	4,345	39,583
Tencent Holdings Ltd.	78,595	3,072,810
Tencent Music Entertainment Group ADR (a)	5,722	36,506
Thunder Software Technology Co. Ltd. Class A	1,500	15,764
Tianma Microelectronics Co. Ltd. Class A (a)	23,400	29,612
Tingyi Cayman Islands Holding Corp.	24,000	33,525
Tongcheng Travel Holdings Ltd. (a)	16,400	36,017
Tongwei Co. Ltd. Class A	1,500	6,642
Topsports International Holdings Ltd. (b)	28,000	21,272
TravelSky Technology Ltd. Class H	14,000	24,275
Trina Solar Co. Ltd. Class A	3,700	15,525
Trip.com Group Ltd. (a)	7,440	265,231
Tsingtao Brewery Co. Ltd. Class A	7,500	90,032

See accompanying notes to financial statements.
101

SPDR MSCI EMERGING MARKETS FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Tsingtao Brewery Co. Ltd. Class H	8,000	$ 65,476
Vipshop Holdings Ltd. ADR (a)	8,491	135,941
Walvax Biotechnology Co. Ltd. Class A	7,100	22,940
Wanhua Chemical Group Co. Ltd. Class A	2,500	30,306
Want Want China Holdings Ltd.	113,000	73,728
Weibo Corp. ADR	843	10,571
Weichai Power Co. Ltd. Class A	47,100	81,002
Weichai Power Co. Ltd. Class H	24,000	32,667
Will Semiconductor Co. Ltd. Shanghai Class A	1,420	18,137
Wingtech Technology Co. Ltd. Class A (a)	1,700	10,185
Wuliangye Yibin Co. Ltd. Class A	4,842	103,742
WuXi AppTec Co. Ltd. Class A	5,472	64,726
WuXi AppTec Co. Ltd. Class H (b)(d)	4,980	59,612
Wuxi Biologics Cayman, Inc. (a)(b)	46,000	268,123
Xiaomi Corp. Class B (a)(b)	204,200	321,741
Xinyi Solar Holdings Ltd.	61,281	45,852
XPeng, Inc. Class A (a)(d)	9,890	88,332
Xtep International Holdings Ltd.	20,500	19,003
Yadea Group Holdings Ltd. (b)	24,000	44,557
Yifan Pharmaceutical Co. Ltd. Class A (a)	15,000	28,226
Yihai International Holding Ltd.	8,000	13,790
Yuexiu Property Co. Ltd.	26,000	29,978
Yum China Holdings, Inc.	6,391	356,106
Yunnan Energy New Material Co. Ltd. Class A	1,500	12,332
Zai Lab Ltd. ADR (a)(d)	932	22,657
Zhaojin Mining Industry Co. Ltd. Class H	19,500	27,189
Zhejiang Dahua Technology Co. Ltd. Class A	15,600	47,684
Zhejiang Huayou Cobalt Co. Ltd. Class A	3,550	18,277
Zhejiang NHU Co. Ltd. Class A	14,856	33,114
ZhongAn Online P&C Insurance Co. Ltd. Class H (a)(b)	5,700	16,812
Zhongji Innolight Co. Ltd. Class A	4,000	63,576
Zhongsheng Group Holdings Ltd.	7,500	21,116
Zhuzhou CRRC Times Electric Co. Ltd. Class H	18,400	63,668
Zijin Mining Group Co. Ltd. Class A	37,200	61,934
Zijin Mining Group Co. Ltd. Class H	60,000	91,779
Security Description	Shares	Value
Zoomlion Heavy Industry Science & Technology Co. Ltd. Class A	14,400	$ 13,539
ZTE Corp. Class A	6,100	27,361
ZTE Corp. Class H	9,600	28,989
ZTO Express Cayman, Inc. ADR	5,563	134,458
		23,277,487
COLOMBIA — 0.1%
Bancolombia SA Preference Shares	13,220	88,483
EGYPT — 0.1%
Commercial International Bank Egypt SAE	34,926	67,817
GREECE — 0.5%
Alpha Services & Holdings SA (a)	29,902	39,843
Eurobank Ergasias Services & Holdings SA Class A (a)	34,323	53,019
Hellenic Telecommunications Organization SA	3,083	45,110
JUMBO SA	1,121	30,859
Motor Oil Hellas Corinth Refineries SA	858	21,747
Mytilineos SA	1,341	49,522
National Bank of Greece SA (a)	7,320	41,385
OPAP SA	2,770	46,513
Terna Energy SA	829	12,859
		340,857
HONG KONG — 0.1%
Orient Overseas International Ltd. (d)	2,000	26,686
Sino Biopharmaceutical Ltd.	204,250	73,805
		100,491
HUNGARY — 0.2%
OTP Bank Nyrt	4,810	174,419
INDIA — 14.0%
Adani Energy Solutions Ltd. (a)	5,057	49,342
Adani Green Energy Ltd. (a)	5,017	59,639
Adani Ports & Special Economic Zone Ltd.	11,335	112,632
Adani Total Gas Ltd.	4,388	32,405
Ambuja Cements Ltd.	10,535	53,892
Apollo Hospitals Enterprise Ltd.	948	58,653
Asian Paints Ltd.	4,809	183,059
Aurobindo Pharma Ltd.	9,685	106,640
Avenue Supermarts Ltd. (a)(b)	2,269	100,431
Axis Bank Ltd.	32,832	409,880
Bajaj Auto Ltd.	1,460	89,028
Bajaj Finance Ltd.	2,569	241,637
Bajaj Finserv Ltd.	6,733	124,884
Balkrishna Industries Ltd.	1,569	48,328
Bandhan Bank Ltd. (b)	15,257	46,226
Bharat Electronics Ltd.	91,550	152,471

See accompanying notes to financial statements.
102

SPDR MSCI EMERGING MARKETS FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Bharat Forge Ltd.	6,150	$ 80,843
Bharti Airtel Ltd.	27,257	304,076
Britannia Industries Ltd.	807	44,092
Cholamandalam Investment & Finance Co. Ltd.	9,079	133,116
Cipla Ltd.	6,047	86,375
Container Corp. of India Ltd.	4,216	36,361
Dabur India Ltd.	9,295	61,742
Divi's Laboratories Ltd.	1,647	74,676
DLF Ltd.	5,443	34,798
Dr Reddy's Laboratories Ltd.	1,998	134,425
Eicher Motors Ltd.	2,058	85,425
Godrej Consumer Products Ltd. (a)	5,972	71,312
Grasim Industries Ltd.	5,481	128,205
Havells India Ltd.	4,420	73,929
HCL Technologies Ltd.	17,490	260,071
HDFC Bank Ltd.	25,000	459,501
HDFC Life Insurance Co. Ltd. (b)	4,449	34,149
Hero MotoCorp Ltd.	882	32,472
Hindalco Industries Ltd.	26,277	155,891
Hindustan Unilever Ltd.	11,875	352,584
ICICI Bank Ltd.	66,240	759,308
ICICI Lombard General Insurance Co. Ltd. (b)	1,825	28,780
Indus Towers Ltd. (a)	14,184	32,744
Info Edge India Ltd.	1,139	57,132
Infosys Ltd.	46,539	804,473
InterGlobe Aviation Ltd. (a)(b)	3,552	101,853
ITC Ltd.	49,897	267,027
Jubilant Foodworks Ltd.	8,933	57,347
Kotak Mahindra Bank Ltd.	5,831	121,878
Larsen & Toubro Ltd.	8,777	319,572
LTIMindtree Ltd. (b)	528	33,126
Lupin Ltd.	3,892	54,894
Mahindra & Mahindra Ltd.	13,760	257,540
Marico Ltd.	7,999	54,101
Maruti Suzuki India Ltd.	1,942	248,139
Muthoot Finance Ltd.	3,623	54,623
Nestle India Ltd.	412	111,665
Page Industries Ltd.	63	29,572
Petronet LNG Ltd.	10,615	30,672
PI Industries Ltd.	1,202	49,981
Power Grid Corp. of India Ltd.	32,014	77,006
Samvardhana Motherson International Ltd.	38,999	45,085
SBI Cards & Payment Services Ltd.	6,371	60,694
SBI Life Insurance Co. Ltd. (b)	1,179	18,534
Shree Cement Ltd.	152	46,612
Shriram Finance Ltd.	5,329	123,170
State Bank of India	32,260	232,526
Sun Pharmaceutical Industries Ltd.	17,835	248,846
Tata Consultancy Services Ltd.	13,355	567,482
Tata Consumer Products Ltd.	5,636	59,515
Security Description	Shares	Value
Tata Elxsi Ltd.	329	$ 28,633
Tata Steel Ltd.	107,862	167,428
Tech Mahindra Ltd.	6,151	90,575
Titan Co. Ltd.	5,191	196,835
Trent Ltd.	3,734	93,535
Tube Investments of India Ltd.	1,242	44,694
UltraTech Cement Ltd.	1,460	145,134
United Spirits Ltd. (a)	5,108	61,958
UPL Ltd.	10,352	76,822
Varun Beverages Ltd.	5,209	59,322
Wipro Ltd.	17,958	87,810
Yes Bank Ltd. (a)	218,570	45,403
		10,565,236
INDONESIA — 1.8%
Bank Central Asia Tbk PT	724,000	413,413
Bank Mandiri Persero Tbk PT	590,000	230,006
Bank Negara Indonesia Persero Tbk PT	140,909	94,137
Bank Rakyat Indonesia Persero Tbk PT	849,367	287,152
Kalbe Farma Tbk PT	353,965	40,195
Sumber Alfaria Trijaya Tbk PT	213,700	40,929
Telkom Indonesia Persero Tbk PT	873,700	211,994
Unilever Indonesia Tbk PT	197,500	47,794
		1,365,620
KUWAIT — 0.7%
Agility Public Warehousing Co. KSC (a)	47,839	86,375
Boubyan Bank KSCP	19,803	38,702
Gulf Bank KSCP	116,583	99,211
Kuwait Finance House KSCP	75,272	178,529
Mabanee Co. KPSC	20,075	53,590
National Bank of Kuwait SAKP	32,998	96,736
		553,143
MALAYSIA — 1.6%
CELCOMDIGI Bhd	111,400	103,683
CIMB Group Holdings Bhd	142,549	164,856
Genting Malaysia Bhd	48,900	26,037
Hartalega Holdings Bhd (a)	17,100	7,248
IHH Healthcare Bhd	75,500	94,069
IOI Corp. Bhd	124,800	105,789
Kossan Rubber Industries Bhd	9,400	2,643
Malayan Banking Bhd	26,928	50,412
Maxis Bhd	93,700	80,624
Petronas Chemicals Group Bhd	67,700	103,671
Petronas Gas Bhd	14,000	50,212
Public Bank Bhd	222,900	192,742
Sime Darby Bhd	75,655	35,610
Sime Darby Plantation Bhd	41,855	38,153
Supermax Corp. Bhd	28,936	5,115
Tenaga Nasional Bhd	47,800	101,703

See accompanying notes to financial statements.
103

SPDR MSCI EMERGING MARKETS FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Top Glove Corp. Bhd (a)	82,600	$ 13,634
		1,176,201
MEXICO — 2.5%
America Movil SAB de CV	217,917	189,220
Arca Continental SAB de CV	7,537	68,646
Coca-Cola Femsa SAB de CV	8,697	68,451
Fomento Economico Mexicano SAB de CV	16,197	177,390
Gruma SAB de CV Class B	3,769	64,734
Grupo Aeroportuario del Pacifico SAB de CV Class B	8,145	134,249
Grupo Bimbo SAB de CV Class A	29,094	140,661
Grupo Carso SAB de CV Series A1	14,015	102,952
Grupo Financiero Banorte SAB de CV Class O	36,790	309,313
Grupo Financiero Inbursa SAB de CV Class O (a)	52,447	103,424
Industrias Penoles SAB de CV (a)	3,577	42,288
Kimberly-Clark de Mexico SAB de CV Class A	26,855	53,622
Orbia Advance Corp. SAB de CV	29,617	61,710
Promotora y Operadora de Infraestructura SAB de CV	4,030	36,122
Southern Copper Corp.	794	59,780
Wal-Mart de Mexico SAB de CV	72,383	273,230
		1,885,792
PERU — 0.3%
Cia de Minas Buenaventura SAA ADR	5,779	49,237
Credicorp Ltd.	1,143	146,270
		195,507
PHILIPPINES — 0.7%
Aboitiz Equity Ventures, Inc.	71,620	63,485
Ayala Corp.	7,900	87,132
Ayala Land, Inc.	178,580	92,958
BDO Unibank, Inc.	53,588	134,406
SM Investments Corp.	5,030	74,993
SM Prime Holdings, Inc.	100,000	53,556
Universal Robina Corp.	24,690	51,889
		558,419
POLAND — 0.6%
Allegro.eu SA (a)(b)	3,204	23,661
Bank Polska Kasa Opieki SA	3,746	86,633
CD Projekt SA	932	26,732
KGHM Polska Miedz SA	1,743	44,702
LPP SA	14	41,695
Powszechna Kasa Oszczednosci Bank Polski SA (a)	15,658	124,545
Security Description	Shares	Value
Powszechny Zaklad Ubezpieczen SA	11,460	$ 108,613
		456,581
QATAR — 1.0%
Barwa Real Estate Co.	75,973	53,849
Commercial Bank PSQC	72,739	107,910
Industries Qatar QSC	36,387	137,051
Masraf Al Rayan QSC	137,234	84,037
Qatar Islamic Bank SAQ	22,248	113,440
Qatar National Bank QPSC	54,564	230,848
		727,135
ROMANIA — 0.1%
NEPI Rockcastle NV	8,660	47,852
RUSSIA — 0.0%
Mobile TeleSystems PJSC ADR (a)(e)	8,917	—
Polyus PJSC GDR (a)(e)	1,137	—
Sberbank of Russia PJSC (e)	267,268	—
TCS Group Holding PLC GDR (a)(e)	2,150	—
VK Co. Ltd. GDR (a)(e)	1,648	—
VTB Bank PJSC (a)(e)	56,126,000	—
X5 Retail Group NV GDR (a)(e)	2,256	—
Yandex NV Class A (a)(e)	5,874	—
		—
SAUDI ARABIA — 4.1%
ACWA Power Co.	1,049	54,709
Advanced Petrochemical Co.	4,404	47,088
Al Rajhi Bank	27,990	506,745
Alinma Bank	7,667	68,279
Almarai Co. JSC	2,728	46,261
Arab National Bank	6,515	41,691
Bank AlBilad	4,152	46,829
Bank Al-Jazira (a)	8,201	36,736
Banque Saudi Fransi	8,620	83,891
Bupa Arabia for Cooperative Insurance Co.	1,112	61,671
Dar Al Arkan Real Estate Development Co. (a)	16,739	70,340
Dr Sulaiman Al Habib Medical Services Group Co.	1,146	71,991
Elm Co.	815	169,500
Emaar Economic City (a)	5,147	10,979
Etihad Etisalat Co.	6,681	79,361
Jarir Marketing Co.	9,809	37,924
Mouwasat Medical Services Co.	1,278	35,098
National Industrialization Co. Class C (a)	4,408	14,927
Rabigh Refining & Petrochemical Co. (a)	13,087	37,826
Riyad Bank	16,335	120,864
SABIC Agri-Nutrients Co.	1,900	67,379

See accompanying notes to financial statements.
104

SPDR MSCI EMERGING MARKETS FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Sahara International Petrochemical Co.	9,294	$ 93,672
Saudi Arabian Mining Co. (a)	22,279	239,693
Saudi Awwal Bank	12,307	113,211
Saudi Basic Industries Corp.	9,181	201,958
Saudi Electricity Co.	6,072	30,858
Saudi Industrial Investment Group	3,600	22,807
Saudi Investment Bank	6,408	26,996
Saudi Kayan Petrochemical Co. (a)	9,891	32,966
Saudi National Bank	36,940	323,063
Saudi Telecom Co.	22,007	220,630
Savola Group	2,758	26,510
Yanbu National Petrochemical Co.	2,728	30,259
		3,072,712
SOUTH AFRICA — 3.1%
Absa Group Ltd.	11,332	105,161
Anglo American Platinum Ltd.	653	24,470
Bid Corp. Ltd. (d)	7,536	168,905
Bidvest Group Ltd. (d)	8,583	124,275
Capitec Bank Holdings Ltd. (d)	558	50,836
Clicks Group Ltd.	3,723	51,114
FirstRand Ltd.	69,196	234,554
Gold Fields Ltd. (d)	14,224	155,012
Growthpoint Properties Ltd. REIT	55,183	30,902
Harmony Gold Mining Co. Ltd. (d)	6,567	24,756
Impala Platinum Holdings Ltd. (d)	8,853	46,456
MTN Group Ltd.	26,320	157,660
Naspers Ltd. Class N	2,832	454,811
Nedbank Group Ltd.	6,082	65,319
Northam Platinum Holdings Ltd.	3,726	22,709
Old Mutual Ltd.	16,653	10,660
Sanlam Ltd.	29,724	103,611
Shoprite Holdings Ltd. (d)	9,115	116,041
Sibanye Stillwater Ltd. (d)	29,930	46,437
Standard Bank Group Ltd.	22,032	214,854
Vodacom Group Ltd.	12,743	71,536
Woolworths Holdings Ltd. (d)	11,343	40,840
		2,320,919
SOUTH KOREA — 12.8%
Alteogen, Inc. (a)	387	19,531
AMOREPACIFIC Group	645	14,555
Celltrion Healthcare Co. Ltd.	935	43,653
Celltrion Pharm, Inc. (a)	301	14,901
Celltrion, Inc.	1,621	167,217
Coway Co. Ltd.	1,583	48,450
Doosan Enerbility Co. Ltd. (a)	3,671	44,697
Ecopro BM Co. Ltd.	580	108,745
Ecopro Co. Ltd.	204	136,212
Security Description	Shares	Value
Hana Financial Group, Inc.	2,845	$ 89,499
Hanwha Solutions Corp. (a)	1,326	29,234
Helixmith Co. Ltd. (a)	113	368
HLB, Inc. (a)	1,425	31,681
HMM Co. Ltd.	3,436	41,403
Hyundai Engineering & Construction Co. Ltd.	3,141	84,379
Hyundai Glovis Co. Ltd.	685	93,608
Hyundai Mobis Co. Ltd.	1,201	214,051
Hyundai Motor Co.	2,312	327,422
Hyundai Motor Co. Preference Shares	862	67,138
Hyundai Steel Co.	1,658	46,752
Industrial Bank of Korea	11,245	93,417
Kakao Corp.	3,126	101,814
KB Financial Group, Inc.	5,960	244,248
Kia Corp.	4,158	250,823
Korea Zinc Co. Ltd.	252	94,495
Krafton, Inc. (a)	295	32,924
KT&G Corp.	2,407	153,938
Kumho Petrochemical Co. Ltd.	223	22,161
L&F Co. Ltd.	286	36,751
LG Chem Ltd.	732	269,333
LG Corp.	1,717	106,629
LG Electronics, Inc.	2,033	152,015
LG Energy Solution Ltd. (a)	228	80,511
LG H&H Co. Ltd.	182	60,222
LG Innotek Co. Ltd.	146	26,454
Lotte Chemical Corp.	439	44,603
LX Holdings Corp.	836	4,647
NAVER Corp.	1,905	284,465
NCSoft Corp.	342	56,392
POSCO Future M Co. Ltd.	250	66,604
POSCO Holdings, Inc.	1,133	449,203
Samsung Biologics Co. Ltd. (a)(b)	193	97,401
Samsung C&T Corp.	1,356	108,126
Samsung Electronics Co. Ltd.	58,659	2,973,377
Samsung Electronics Co. Ltd. Preference Shares	10,718	432,882
Samsung Fire & Marine Insurance Co. Ltd.	620	119,690
Samsung SDI Co. Ltd.	873	331,241
Samsung SDS Co. Ltd.	963	96,486
Seegene, Inc.	454	7,183
Shin Poong Pharmaceutical Co. Ltd. (a)	423	4,827
Shinhan Financial Group Co. Ltd.	8,204	216,439
SK Bioscience Co. Ltd. (a)	348	17,459
SK Chemicals Co. Ltd.	97	4,536
SK Hynix, Inc.	8,008	680,686
SK Innovation Co. Ltd. (a)	679	74,874
SK Square Co. Ltd. (a)	531	16,704
SK Telecom Co. Ltd.	827	31,869
S-Oil Corp.	1,532	89,917

See accompanying notes to financial statements.
105

SPDR MSCI EMERGING MARKETS FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Woori Financial Group, Inc.	11,636	$ 105,719
		9,664,561
TAIWAN — 15.9%
Accton Technology Corp.	5,000	76,362
Advantech Co. Ltd.	6,000	64,125
ASE Technology Holding Co. Ltd.	62,656	212,538
Asustek Computer, Inc.	15,000	170,536
AUO Corp.	32,400	16,461
Catcher Technology Co. Ltd.	3,000	16,961
Cathay Financial Holding Co. Ltd.	144,403	199,289
Chailease Holding Co. Ltd.	19,890	111,525
Chang Hwa Commercial Bank Ltd.	117,210	62,634
China Airlines Ltd.	37,000	24,300
China Development Financial Holding Corp. (a)	325,257	118,896
China Steel Corp.	206,000	161,134
Chunghwa Telecom Co. Ltd.	51,000	183,269
Compal Electronics, Inc.	64,000	60,866
CTBC Financial Holding Co. Ltd.	291,000	220,861
E Ink Holdings, Inc.	15,000	83,409
E.Sun Financial Holding Co. Ltd.	229,332	172,281
eMemory Technology, Inc.	1,000	62,422
Eva Airways Corp.	37,000	34,100
Evergreen Marine Corp. Taiwan Ltd.	14,600	52,465
Far Eastern New Century Corp.	53,000	47,203
First Financial Holding Co. Ltd.	223,656	183,952
Formosa Chemicals & Fibre Corp.	49,397	94,110
Formosa Plastics Corp.	67,000	165,629
Fubon Financial Holding Co. Ltd.	130,987	246,307
Global Unichip Corp.	1,000	42,286
Globalwafers Co. Ltd.	2,000	28,097
Hon Hai Precision Industry Co. Ltd.	169,980	547,635
Hotai Motor Co. Ltd.	5,100	103,484
Hua Nan Financial Holdings Co. Ltd. Class C	135,030	85,752
Innolux Corp. (a)	57,380	23,375
Inventec Corp.	30,000	45,538
Largan Precision Co. Ltd.	1,000	66,139
Lite-On Technology Corp.	35,000	131,736
MediaTek, Inc.	19,000	432,614
Mega Financial Holding Co. Ltd.	190,134	222,055
Nan Ya Plastics Corp.	73,000	150,611
Nan Ya Printed Circuit Board Corp.	4,000	33,023
Novatek Microelectronics Corp.	8,000	104,831
Pegatron Corp.	41,000	97,291
Security Description	Shares	Value
President Chain Store Corp.	10,394	$ 84,522
Quanta Computer, Inc.	40,000	296,774
Realtek Semiconductor Corp.	8,000	97,892
Shanghai Commercial & Savings Bank Ltd.	48,000	64,311
SinoPac Financial Holdings Co. Ltd.	131,559	70,914
Taishin Financial Holding Co. Ltd.	265,038	146,967
Taiwan Cement Corp.	105,743	108,919
Taiwan Cooperative Financial Holding Co. Ltd.	170,763	135,423
Taiwan Mobile Co. Ltd.	26,000	76,195
Taiwan Semiconductor Manufacturing Co. Ltd.	308,734	5,002,025
Unimicron Technology Corp.	11,000	59,122
Uni-President Enterprises Corp.	71,000	154,183
United Microelectronics Corp.	200,602	280,888
Voltronic Power Technology Corp.	1,000	49,101
Wan Hai Lines Ltd.	11,500	17,207
Wistron Corp.	28,000	88,041
Wiwynn Corp.	1,000	46,313
Yageo Corp.	4,000	65,055
Yang Ming Marine Transport Corp.	12,000	16,896
Yuanta Financial Holding Co. Ltd.	255,244	198,072
		12,014,922
THAILAND — 1.6%
Advanced Info Service PCL NVDR	28,777	180,190
Airports of Thailand PCL NVDR (a)	97,986	187,697
Bangkok Dusit Medical Services PCL NVDR	215,900	158,608
BTS Group Holdings PCL	353,900	72,894
CP ALL PCL NVDR	109,500	181,936
Delta Electronics Thailand PCL	45,200	102,720
Energy Absolute PCL	19,800	27,732
Minor International PCL NVDR	111,552	95,736
PTT Global Chemical PCL NVDR	75,574	71,605
SCB X PCL NVDR	28,216	79,427
Siam Cement PCL	10,400	85,971
		1,244,516
TURKEY — 0.8%
Aselsan Elektronik Sanayi Ve Ticaret AS	52,004	77,394
BIM Birlesik Magazalar AS	12,652	126,774
Eregli Demir ve Celik Fabrikalari TAS (a)	18,974	30,813
Turk Hava Yollari AO (a)	14,222	125,801
Turkcell Iletisim Hizmetleri AS (a)	21,794	42,372

See accompanying notes to financial statements.
106

SPDR MSCI EMERGING MARKETS FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Turkiye Is Bankasi AS Class C	101,673	$ 95,461
Turkiye Petrol Rafinerileri AS	17,181	99,645
		598,260
UNITED ARAB EMIRATES — 1.3%
Abu Dhabi Commercial Bank PJSC	80,522	189,629
Abu Dhabi Islamic Bank PJSC	22,083	67,697
Aldar Properties PJSC	134,006	210,145
Dubai Islamic Bank PJSC	24,390	38,846
Emirates NBD Bank PJSC	11,271	54,620
Emirates Telecommunications Group Co. PJSC	41,866	232,978
First Abu Dhabi Bank PJSC	38,780	143,589
Multiply Group PJSC (a)	63,661	69,328
		1,006,832
UNITED STATES — 0.2%
JBS SA	19,335	69,727
Legend Biotech Corp. ADR (a)	732	49,168
Parade Technologies Ltd.	1,000	30,483
		149,378
TOTAL COMMON STOCKS (Cost $83,349,763)		75,455,724

RIGHTS — 0.0% (f)
BRAZIL — 0.0% (f)
Localiza Rent a Car SA (expiring 11/30/23) (a)	101	323
SHORT-TERM INVESTMENTS — 0.7%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (g)(h)	24,040	24,045
State Street Navigator Securities Lending Portfolio II (i)(j)	520,327	520,327
TOTAL SHORT-TERM INVESTMENTS (Cost $544,372)		544,372
TOTAL INVESTMENTS — 100.6% (Cost $83,894,135)		76,000,419
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6)%		(473,662)
NET ASSETS — 100.0%		$ 75,526,757

(a)	Non-income producing security.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 4.6% of net assets as of September 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Reflects separate holdings of the issuer's common stock traded on different securities exchanges.
(d)	All or a portion of the shares of the security are on loan at September 30, 2023.
(e)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2023, total aggregate fair value of the securities is $0, representing 0.00% of the Fund's net assets.
(f)	Amount is less than 0.05% of net assets.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at September 30, 2023.
(i)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(j)	Investment of cash collateral for securities loaned.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.
107

SPDR MSCI EMERGING MARKETS FOSSIL FUEL RESERVES FREE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$75,166,407	$289,317	$ 0(a)	$75,455,724
Rights	323	—	0(a)	323
Short-Term Investments	544,372	—	—	544,372
TOTAL INVESTMENTS	$ 75,711,102	$289,317	$ 0	$76,000,419
(a)	The Fund held Level 3 securities that were valued at $0 at September 30, 2023.
Sector Breakdown as of September 30, 2023

% of Net Assets
Financials	23.4
Information Technology	22.2
Consumer Discretionary	14.3
Communication Services	10.1
Materials	7.9
Consumer Staples	7.1
Industrials	6.5
Health Care	4.2
Utilities	1.8
Real Estate	1.7
Energy	0.7
Short-Term Investments	0.7
Liabilities in Excess of Other Assets	(0.6)
TOTAL	100.0
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	231,518	$ 231,565	$ 3,914,921	$ 4,122,261	$(170)	$(10)	24,040	$ 24,045	$3,293
State Street Navigator Securities Lending Portfolio II	778,513	778,513	7,786,568	8,044,754	—	—	520,327	520,327	6,077
Total		$1,010,078	$11,701,489	$12,167,015	$(170)	$(10)		$544,372	$9,370
See accompanying notes to financial statements.
108

SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 99.8%
BRAZIL — 5.4%
Ambev SA	2,323	$ 6,085
Ambev SA ADR	4,660	12,023
Atacadao SA	2,330	4,143
B3 SA - Brasil Bolsa Balcao	5,307	13,031
Banco Bradesco SA Preference Shares	22,467	64,189
Banco do Brasil SA	4,506	42,474
Banco Santander Brasil SA	1,156	6,016
BB Seguridade Participacoes SA	15,387	95,946
CCR SA	906	2,333
Centrais Eletricas Brasileiras SA	3,661	26,983
Centrais Eletricas Brasileiras SA Preference Shares ADR	919	7,554
Centrais Eletricas Brasileiras SA Class B, Preference Shares	116	935
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	56	683
Cia de Saneamento Basico do Estado de Sao Paulo SABESP ADR	840	10,181
Cia Energetica de Minas Gerais ADR	2,688	6,505
Cia Energetica de Minas Gerais Preference Shares	1,617	4,009
Cia Siderurgica Nacional SA	289	701
Cia Siderurgica Nacional SA ADR	5,063	12,101
Cosan SA	1,942	6,650
CPFL Energia SA	3,720	24,980
Energisa SA	375	3,503
Engie Brasil Energia SA	1,541	12,755
Equatorial Energia SA	2,531	16,212
Gerdau SA Preference Shares	6,378	30,748
Hapvida Participacoes e Investimentos SA (a)(b)	16,322	15,327
Hypera SA	1,843	13,676
Itau Unibanco Holding SA Preference Shares	385	2,093
Itau Unibanco Holding SA Preference Shares ADR	13,647	73,284
Itausa SA (b)	293	530
Itausa SA Preference Shares	22,477	40,641
Klabin SA	487	2,317
Localiza Rent a Car SA	2,522	29,507
Lojas Renner SA	4,085	10,936
Magazine Luiza SA (b)	1,582	670
Natura & Co. Holding SA (b)	2,460	7,156
Petroleo Brasileiro SA	11,736	88,843
Petroleo Brasileiro SA ADR	6,038	90,510
Petroleo Brasileiro SA Preference Shares	11,295	78,170
Security Description	Shares	Value
Petroleo Brasileiro SA Preference Shares ADR	8,920	$ 122,293
PRIO SA (b)	12,225	114,893
Raia Drogasil SA	4,155	22,928
Rumo SA	2,705	12,333
Sendas Distribuidora SA	7,728	18,775
Suzano SA	542	5,878
Suzano SA ADR	2,739	29,444
Telefonica Brasil SA	1,074	9,265
Telefonica Brasil SA ADR	821	7,020
TIM SA	172	512
TIM SA ADR (c)	546	8,135
TOTVS SA	1,217	6,565
Ultrapar Participacoes SA	46	172
Ultrapar Participacoes SA ADR	3,389	12,438
Vale SA	11,033	148,967
Vale SA ADR	64,727	867,342
Vibra Energia SA	6,449	24,378
WEG SA	28,611	207,329
		2,483,067
CHILE — 0.6%
Banco de Chile	246,399	24,958
Banco de Credito e Inversiones SA	563	14,341
Banco Santander Chile	12,286	566
Banco Santander Chile ADR (c)	303	5,557
Cencosud SA	8,735	16,476
Cia Sud Americana de Vapores SA	220,254	13,141
Empresas CMPC SA	3,190	5,842
Empresas Copec SA	1,231	8,681
Enel Americas SA (b)	168,106	19,194
Enel Chile SA	8,051	487
Enel Chile SA ADR	333	986
Falabella SA	2,184	4,855
Sociedad Quimica y Minera de Chile SA ADR	132	7,876
Sociedad Quimica y Minera de Chile SA Class B, Preference Shares	2,231	131,989
		254,949
CHINA — 24.1%
360 Security Technology, Inc. Class A (b)	17,400	23,476
37 Interactive Entertainment Network Technology Group Co. Ltd. Class A	2,700	8,042
3SBio, Inc. (a)	9,390	7,853
AAC Technologies Holdings, Inc.	1,500	2,566
Agricultural Bank of China Ltd. Class A	53,900	26,633
Agricultural Bank of China Ltd. Class H	831,000	309,827
Air China Ltd. Class H (b)	4,000	2,702

See accompanying notes to financial statements.
109

SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Alibaba Group Holding Ltd. (b)	31,149	$ 340,450
Alibaba Group Holding Ltd. ADR (b)	213	18,215
Aluminum Corp. of China Ltd. Class H	18,000	10,067
Anhui Conch Cement Co. Ltd. Class A	3,000	10,718
Anhui Conch Cement Co. Ltd. Class H	9,500	25,291
Anhui Gujing Distillery Co. Ltd. Class A	200	7,461
Anhui Gujing Distillery Co. Ltd. Class B	4,500	75,270
Anhui Kouzi Distillery Co. Ltd. Class A	600	4,262
Anjoy Foods Group Co. Ltd. Class A	700	11,914
ANTA Sports Products Ltd.	19,400	218,353
Autohome, Inc. ADR	277	8,407
AviChina Industry & Technology Co. Ltd. Class H	23,000	10,925
Baidu, Inc. Class A (b)	4,364	74,332
Bank of Beijing Co. Ltd. Class A	24,400	15,506
Bank of Chengdu Co. Ltd. Class A	1,400	2,644
Bank of China Ltd. Class A	19,500	10,090
Bank of China Ltd. Class H	1,283,071	448,887
Bank of Communications Co. Ltd. Class A	96,600	76,370
Bank of Communications Co. Ltd. Class H	116,000	70,206
Bank of Hangzhou Co. Ltd. Class A	2,600	3,983
Bank of Jiangsu Co. Ltd. Class A	14,160	13,954
Bank of Nanjing Co. Ltd. Class A	4,300	4,751
Bank of Ningbo Co. Ltd. Class A	4,200	15,490
Bank of Shanghai Co. Ltd. Class A	31,570	26,735
Baoshan Iron & Steel Co. Ltd. Class A	9,100	7,606
BeiGene Ltd. (b)	322	4,424
Beijing Capital International Airport Co. Ltd. Class H (b)	46,000	21,321
Beijing Enterprises Holdings Ltd.	5,500	18,961
Beijing Enterprises Water Group Ltd.	44,000	9,607
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. Class A	2,124	13,988
Beijing-Shanghai High Speed Railway Co. Ltd. Class A	38,800	27,320
BOC Aviation Ltd. (a)	900	6,280
Security Description	Shares	Value
BOE Technology Group Co. Ltd. Class A	128,500	$ 68,079
BYD Co. Ltd. Class H	1,000	30,899
BYD Electronic International Co. Ltd.	3,000	13,675
CGN Power Co. Ltd. Class H (a)	294,100	76,230
Changchun High & New Technology Industry Group, Inc. Class A, NVDR	900	17,171
Chaozhou Three-Circle Group Co. Ltd. Class A	2,400	10,212
China Cinda Asset Management Co. Ltd. Class H	53,548	5,401
China CITIC Bank Corp. Ltd. Class H	236,000	109,685
China Coal Energy Co. Ltd. Class H	10,000	7,840
China Communications Services Corp. Ltd. Class H	46,000	19,324
China Conch Venture Holdings Ltd.	13,000	11,088
China Construction Bank Corp. Class A	31,100	26,892
China Construction Bank Corp. Class H	1,009,394	569,664
China Everbright Bank Co. Ltd. Class A	15,800	6,658
China Everbright Bank Co. Ltd. Class H	29,274	8,784
China Everbright Environment Group Ltd.	22,888	7,891
China Feihe Ltd. (a)	60,000	35,394
China Galaxy Securities Co. Ltd. Class H	27,334	14,100
China Gas Holdings Ltd.	16,800	15,852
China Hongqiao Group Ltd. (c)	20,000	19,587
China International Capital Corp. Ltd. Class H (a)	3,600	6,601
China Jinmao Holdings Group Ltd.	50,178	6,471
China Life Insurance Co. Ltd. Class H	63,000	98,138
China Longyuan Power Group Corp. Ltd. Class H	12,000	10,450
China Medical System Holdings Ltd.	23,733	35,940
China Meidong Auto Holdings Ltd.	4,000	2,191
China Mengniu Dairy Co. Ltd.	11,000	36,869
China Merchants Bank Co. Ltd. Class A	5,891	26,658
China Merchants Bank Co. Ltd. Class H	17,000	70,979
China Merchants Port Holdings Co. Ltd.	4,552	5,667

See accompanying notes to financial statements.
110

SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
China Minsheng Banking Corp. Ltd. Class A	81,200	$ 42,797
China Minsheng Banking Corp. Ltd. Class H	63,960	21,887
China National Building Material Co. Ltd. Class H	52,000	27,289
China National Nuclear Power Co. Ltd. Class A	2,100	2,104
China Oilfield Services Ltd. Class H	8,000	9,602
China Overseas Land & Investment Ltd.	22,500	46,656
China Overseas Property Holdings Ltd.	20,000	22,574
China Pacific Insurance Group Co. Ltd. Class A	2,800	10,987
China Pacific Insurance Group Co. Ltd. Class H	10,600	26,528
China Petroleum & Chemical Corp. Class A	14,000	11,664
China Petroleum & Chemical Corp. Class H	204,395	111,699
China Power International Development Ltd. (c)	22,000	8,006
China Railway Group Ltd. Class A	17,500	16,381
China Railway Group Ltd. Class H	54,000	27,855
China Railway Signal & Communication Corp. Ltd. Class A	22,692	16,445
China Resources Beer Holdings Co. Ltd.	4,092	22,441
China Resources Cement Holdings Ltd.	24,000	6,159
China Resources Gas Group Ltd.	3,300	9,670
China Resources Land Ltd.	10,444	41,606
China Resources Pharmaceutical Group Ltd. (a)	17,500	11,619
China Resources Power Holdings Co. Ltd.	4,267	8,140
China Shenhua Energy Co. Ltd. Class A	2,400	10,278
China Shenhua Energy Co. Ltd. Class H	18,000	58,377
China Southern Airlines Co. Ltd. Class H (b)(c)	18,000	8,757
China State Construction Engineering Corp. Ltd. Class A	15,500	11,765
China State Construction International Holdings Ltd.	2,000	2,104
China Taiping Insurance Holdings Co. Ltd.	17,810	17,738
China Tourism Group Duty Free Corp. Ltd. Class A	2,300	33,453
Security Description	Shares	Value
China Tower Corp. Ltd. Class H (a)	1,116,000	$ 106,871
China Traditional Chinese Medicine Holdings Co. Ltd.	4,000	1,864
China United Network Communications Ltd. Class A	79,600	53,644
China Vanke Co. Ltd. Class A	2,400	4,309
China Vanke Co. Ltd. Class H	11,892	13,119
China Yangtze Power Co. Ltd. Class A	42,600	130,038
China Zhenhua Group Science & Technology Co. Ltd. Class A	1,100	12,225
China Zheshang Bank Co. Ltd. Class A	37,790	13,278
Chongqing Brewery Co. Ltd. Class A	800	9,362
Chongqing Rural Commercial Bank Co. Ltd. Class A	35,500	19,490
Chongqing Zhifei Biological Products Co. Ltd. Class A	6,400	42,753
Chow Tai Fook Jewellery Group Ltd.	13,400	20,189
CITIC Ltd.	44,000	40,450
CITIC Securities Co. Ltd. Class H	6,300	12,774
CMOC Group Ltd. Class H	6,000	3,854
COSCO SHIPPING Holdings Co. Ltd. Class A	5,400	7,271
COSCO SHIPPING Holdings Co. Ltd. Class H	29,250	29,990
COSCO SHIPPING Ports Ltd.	8,558	5,595
Country Garden Holdings Co. Ltd. (b)(c)	249,635	29,006
Country Garden Services Holdings Co. Ltd. (c)	3,000	3,095
CRRC Corp. Ltd. Class H	25,000	12,066
CSPC Pharmaceutical Group Ltd.	171,840	125,942
Daqo New Energy Corp. ADR (b)	1,560	47,221
Dongfeng Motor Group Co. Ltd. Class H	42,000	16,571
Ecovacs Robotics Co. Ltd. Class A	700	4,660
ENN Energy Holdings Ltd.	2,700	22,409
Far East Horizon Ltd. (c)	1,000	720
Focus Media Information Technology Co. Ltd. Class A	14,700	14,426
Foshan Haitian Flavouring & Food Co. Ltd. Class A	6,739	35,139
Fosun International Ltd.	11,000	6,952
Fuyao Glass Industry Group Co. Ltd. Class A	900	4,561
Fuyao Glass Industry Group Co. Ltd. Class H (a)	3,600	16,502

See accompanying notes to financial statements.
111

SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Ganfeng Lithium Group Co. Ltd. Class A	3,100	$ 18,977
Ganfeng Lithium Group Co. Ltd. Class H (a)	6,800	27,914
GCL Technology Holdings Ltd.	356,000	66,365
GDS Holdings Ltd. Class A (b)	368	507
Geely Automobile Holdings Ltd.	20,000	23,596
GF Securities Co. Ltd. Class H	2,000	2,686
Great Wall Motor Co. Ltd. Class H (c)	7,000	8,348
Gree Electric Appliances, Inc. of Zhuhai Class A	5,300	26,406
Greentown China Holdings Ltd.	12,000	12,457
Guangdong Haid Group Co. Ltd. Class A	5,500	34,159
Guangdong Investment Ltd.	26,000	19,852
Guangzhou Automobile Group Co. Ltd. Class H	23,200	11,464
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class A	3,200	13,800
Guangzhou Haige Communications Group, Inc. Co. Class A	1,200	1,856
Guangzhou Kingmed Diagnostics Group Co. Ltd. Class A	1,000	8,559
Guangzhou Shiyuan Electronic Technology Co. Ltd. Class A	1,400	9,740
H World Group Ltd. ADR (b)	47	1,853
Haidilao International Holding Ltd. (a)	1,000	2,681
Haier Smart Home Co. Ltd. Class H	7,800	24,550
Hainan Airlines Holding Co. Ltd. Class A (b)	86,300	17,531
Haitong Securities Co. Ltd. Class H	10,000	6,001
Hansoh Pharmaceutical Group Co. Ltd. (a)	8,000	10,889
Henan Shuanghui Investment & Development Co. Ltd. Class A	13,200	47,812
Hengan International Group Co. Ltd.	17,374	55,349
Hithink RoyalFlush Information Network Co. Ltd. Class A	700	14,360
Huadong Medicine Co. Ltd. Class A	960	5,566
Hualan Biological Engineering, Inc. Class A	5,740	17,490
Huaneng Power International, Inc. Class A (b)	1,400	1,512
Huaneng Power International, Inc. Class H (b)(c)	18,000	8,734
Huatai Securities Co. Ltd. Class H (a)	4,443	5,673
Huaxia Bank Co. Ltd. Class A	33,000	25,908
Security Description	Shares	Value
Huayu Automotive Systems Co. Ltd. Class A	1,000	$ 2,576
Hundsun Technologies, Inc. Class A	4,740	21,111
IEIT Systems Co. Ltd. Class A	700	3,613
Iflytek Co. Ltd. Class A	4,000	27,813
Imeik Technology Development Co. Ltd. Class A	400	21,426
Industrial & Commercial Bank of China Ltd. Class A	34,600	22,225
Industrial & Commercial Bank of China Ltd. Class H	792,448	381,459
Industrial Bank Co. Ltd. Class A	10,100	22,582
Ingenic Semiconductor Co. Ltd. Class A	1,300	13,152
Inner Mongolia BaoTou Steel Union Co. Ltd. Class A (b)	121,300	28,636
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	2,600	9,468
Inner Mongolia Yitai Coal Co. Ltd. Class B (b)	12,600	17,627
iQIYI, Inc. ADR (b)(c)	432	2,048
JA Solar Technology Co. Ltd. Class A	3,300	11,586
Jason Furniture Hangzhou Co. Ltd. Class A	1,040	5,780
JD.com, Inc. Class A	7,112	104,521
Jiangsu Expressway Co. Ltd. Class H	66,000	59,580
Jiangsu Hengli Hydraulic Co. Ltd. Class A	1,400	12,279
Jiangsu Hengrui Pharmaceuticals Co. Ltd. Class A	7,742	47,754
Jiangsu King's Luck Brewery JSC Ltd. Class A	2,300	18,521
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	1,100	19,537
Jiangxi Copper Co. Ltd. Class A	16,000	42,296
Jiangxi Copper Co. Ltd. Class H	23,000	36,063
JiuGui Liquor Co. Ltd. Class A	600	7,264
Jointown Pharmaceutical Group Co. Ltd. Class A	7,258	10,789
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. Class A (b)	1,100	5,215
JOYY, Inc. ADR	185	7,050
Juewei Food Co. Ltd. Class A	500	2,579
KE Holdings, Inc. ADR	839	13,021
Kingboard Holdings Ltd.	2,000	4,489
Kuaishou Technology (a)(b)	1,900	15,247
Kunlun Energy Co. Ltd.	12,000	10,342
Kweichow Moutai Co. Ltd. Class A	1,600	394,974
Lenovo Group Ltd.	166,915	171,991

See accompanying notes to financial statements.
112

SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Lepu Medical Technology Beijing Co. Ltd. Class A	1,000	$ 2,255
Li Auto, Inc. Class A (b)	800	14,127
Li Ning Co. Ltd.	2,000	8,414
Lingyi iTech Guangdong Co. Class A	20,100	15,780
Longfor Group Holdings Ltd. (a)	13,854	24,907
LONGi Green Energy Technology Co. Ltd. Class A	1,260	4,718
Lufax Holding Ltd. ADR	6,056	6,419
Luzhou Laojiao Co. Ltd. Class A	2,100	62,446
Meituan Class B (a)(b)	1,847	27,026
Metallurgical Corp. of China Ltd. Class A	15,900	8,009
Microport Scientific Corp. (b)(c)	1,404	2,123
Muyuan Foods Co. Ltd. Class A	2,000	10,401
NavInfo Co. Ltd. Class A (b)	3,700	5,144
NetEase, Inc.	1,835	37,371
New China Life Insurance Co. Ltd. Class H	9,700	23,383
New Oriental Education & Technology Group, Inc. (b)	2,730	16,627
Ningbo Deye Technology Co. Ltd. Class A	540	5,740
Ningxia Baofeng Energy Group Co. Ltd. Class A	3,200	6,281
NIO, Inc. ADR (b)	177	1,600
Nongfu Spring Co. Ltd. Class H (a)	53,000	304,526
Oppein Home Group, Inc. Class A	480	6,317
Ovctek China, Inc. Class A	960	3,384
PDD Holdings, Inc. ADR (b)	7,872	772,007
People's Insurance Co. Group of China Ltd. Class H	404,000	144,952
Perfect World Co. Ltd. Class A	2,150	3,895
PetroChina Co. Ltd. Class A	23,100	25,301
PetroChina Co. Ltd. Class H	126,000	94,920
PICC Property & Casualty Co. Ltd. Class H	48,270	62,003
Ping An Bank Co. Ltd. Class A	900	1,384
Ping An Insurance Group Co. of China Ltd. Class A	2,400	15,911
Ping An Insurance Group Co. of China Ltd. Class H	20,500	117,396
Poly Developments & Holdings Group Co. Ltd. Class A	1,000	1,749
Postal Savings Bank of China Co. Ltd. Class H (a)	188,000	95,058
Power Construction Corp. of China Ltd. Class A	4,600	3,378
Qifu Technology, Inc. ADR	2,037	31,288
SAIC Motor Corp. Ltd. Class A	4,600	9,344
Sangfor Technologies, Inc. Class A (b)	900	11,526
Security Description	Shares	Value
SDIC Power Holdings Co. Ltd. Class A	15,900	$ 25,686
SF Holding Co. Ltd. Class A	3,100	17,360
SG Micro Corp. Class A	780	8,326
Shaanxi Coal Industry Co. Ltd. Class A	14,600	36,992
Shandong Gold Mining Co. Ltd. Class A	6,652	22,926
Shandong Gold Mining Co. Ltd. Class H (a)	21,250	40,211
Shandong Hualu Hengsheng Chemical Co. Ltd. Class A	1,000	4,406
Shandong Nanshan Aluminum Co. Ltd. Class A	17,400	7,499
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	5,600	4,919
Shanghai Aiko Solar Energy Co. Ltd. Class A	4,200	12,861
Shanghai Baosight Software Co. Ltd. Class A	2,132	13,221
Shanghai Baosight Software Co. Ltd. Class B	37,660	79,274
Shanghai Construction Group Co. Ltd. Class A	22,800	8,606
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	2,000	4,699
Shanghai Friendess Electronic Technology Corp. Ltd. Class A	164	5,614
Shanghai International Airport Co. Ltd. Class A (b)	1,400	7,281
Shanghai M&G Stationery, Inc. Class A	2,800	14,027
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	14,200	22,156
Shanghai Pudong Development Bank Co. Ltd. Class A	34,424	33,546
Shanghai RAAS Blood Products Co. Ltd. Class A	8,800	8,407
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. Class A	2,160	71,004
Shennan Circuits Co. Ltd. Class A	480	4,386
Shenzhen Inovance Technology Co. Ltd. Class A	300	2,738
Shenzhen International Holdings Ltd.	5,863	3,616
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	2,300	85,175
Shenzhen Transsion Holdings Co. Ltd. Class A	933	18,663
Shenzhou International Group Holdings Ltd.	1,400	13,407
Sichuan Chuantou Energy Co. Ltd. Class A	14,699	29,859

See accompanying notes to financial statements.
113

SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Sichuan Swellfun Co. Ltd. Class A	2,000	$ 16,558
Silergy Corp.	5,000	47,165
Sinopec Shanghai Petrochemical Co. Ltd. Class A (b)	22,616	9,623
Sinopharm Group Co. Ltd. Class H	30,800	89,271
Smoore International Holdings Ltd. (a)	4,000	3,631
Songcheng Performance Development Co. Ltd. Class A	7,540	12,646
Sunny Optical Technology Group Co. Ltd.	1,393	9,729
TAL Education Group ADR (b)	1,041	9,484
TCL Technology Group Corp. Class A (b)	12,420	6,955
TCL Zhonghuan Renewable Energy Technology Co. Ltd. Class A	6,250	20,056
Tencent Holdings Ltd.	6,278	245,450
Thunder Software Technology Co. Ltd. Class A	600	6,306
Tianjin 712 Communication & Broadcasting Co. Ltd. Class A	1,300	4,511
Tianshui Huatian Technology Co. Ltd. Class A	6,800	8,381
Tingyi Cayman Islands Holding Corp.	36,000	50,287
Tongling Nonferrous Metals Group Co. Ltd. Class A	14,200	6,217
Tongwei Co. Ltd. Class A	9,100	40,293
Topchoice Medical Corp. Class A (b)	200	2,421
Topsports International Holdings Ltd. (a)	23,000	17,474
TravelSky Technology Ltd. Class H	7,000	12,138
Trip.com Group Ltd. (b)	684	24,384
Unigroup Guoxin Microelectronics Co. Ltd. Class A (b)	979	11,717
Vipshop Holdings Ltd. ADR (b)	1,798	28,786
Walvax Biotechnology Co. Ltd. Class A	2,100	6,785
Wanhua Chemical Group Co. Ltd. Class A	1,000	12,122
Want Want China Holdings Ltd.	139,000	90,692
Weibo Corp. ADR	231	2,897
Weichai Power Co. Ltd. Class H	12,000	16,333
Wuliangye Yibin Co. Ltd. Class A	4,500	96,414
WuXi AppTec Co. Ltd. Class H (a)(c)	520	6,225
Security Description	Shares	Value
Wuxi Biologics Cayman, Inc. (a)(b)	1,000	$ 5,829
Xiaomi Corp. Class B (a)(b)	35,000	55,147
Xinjiang Daqo New Energy Co. Ltd. Class A	6,122	33,972
Xinyi Solar Holdings Ltd.	3,501	2,620
XPeng, Inc. Class A (b)(c)	1,000	8,931
Yadea Group Holdings Ltd. (a)	24,000	44,557
Yankuang Energy Group Co. Ltd. Class A	6,100	16,954
Yankuang Energy Group Co. Ltd. Class H (c)	44,000	83,148
Yantai Jereh Oilfield Services Group Co. Ltd. Class A	400	1,751
Yealink Network Technology Corp. Ltd. Class A	5,970	29,204
Yihai International Holding Ltd.	6,000	10,342
Yonyou Network Technology Co. Ltd. Class A	3,000	6,844
Yuexiu Property Co. Ltd.	11,960	13,790
Yum China Holdings, Inc.	1,005	55,999
Yunnan Baiyao Group Co. Ltd. Class A	1,940	14,192
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. Class A	600	22,664
Zhejiang Dahua Technology Co. Ltd. Class A	2,400	7,336
Zhejiang Dingli Machinery Co. Ltd. Class A	700	5,068
Zhejiang Expressway Co. Ltd. Class H	14,000	10,439
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. Class A	1,200	7,858
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. Class A	1,400	5,569
Zhejiang Supor Co. Ltd. Class A	1,000	6,654
Zhejiang Weixing New Building Materials Co. Ltd. Class A	1,300	3,256
Zhongji Innolight Co. Ltd. Class A	1,400	22,252
Zhongsheng Group Holdings Ltd.	4,500	12,669
Zhuzhou CRRC Times Electric Co. Ltd. Class H	1,900	6,574
Zhuzhou Kibing Group Co. Ltd. Class A	4,700	5,290
Zijin Mining Group Co. Ltd. Class A	12,100	20,145
Zijin Mining Group Co. Ltd. Class H	2,000	3,059
Zoomlion Heavy Industry Science & Technology Co. Ltd. Class A	2,247	2,113
ZTE Corp. Class A	9,300	41,715
ZTE Corp. Class H	4,080	12,320

See accompanying notes to financial statements.
114

SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
ZTO Express Cayman, Inc. ADR	292	$ 7,058
		11,081,658
COLOMBIA — 0.0% (d)
Bancolombia SA	694	5,285
Bancolombia SA ADR (c)	247	6,590
Bancolombia SA Preference Shares	396	2,650
Interconexion Electrica SA ESP	1,319	4,864
		19,389
CZECH REPUBLIC — 0.3%
CEZ AS	3,427	145,995
Komercni Banka AS	62	1,811
Moneta Money Bank AS (a)	2,545	9,271
		157,077
EGYPT — 0.3%
Commercial International Bank Egypt SAE	18,116	35,177
Commercial International Bank Egypt SAE GDR	71,684	94,479
Eastern Co. SAE	33,545	26,141
		155,797
GREECE — 0.7%
Alpha Services & Holdings SA (b)	11,522	15,352
Eurobank Ergasias Services & Holdings SA Class A (b)	29,750	45,955
FF Group (b)(e)	491	—
Hellenic Telecommunications Organization SA	7,950	116,324
JUMBO SA	2,179	59,983
Motor Oil Hellas Corinth Refineries SA	405	10,265
National Bank of Greece SA (b)	2,516	14,225
OPAP SA	4,677	78,535
		340,639
HONG KONG — 0.2%
China Common Rich Renewable Energy Investments Ltd. (b)(e)	598,000	—
China Huishan Dairy Holdings Co. Ltd. (b)(e)	1,072,393	—
Nine Dragons Paper Holdings Ltd. (b)	22,000	12,360
Orient Overseas International Ltd. (c)	2,500	33,358
Sino Biopharmaceutical Ltd.	88,000	31,798
		77,516
HUNGARY — 0.2%
MOL Hungarian Oil & Gas PLC	4,021	30,631
OTP Bank Nyrt	723	26,217
Richter Gedeon Nyrt	913	22,192
		79,040
Security Description	Shares	Value
INDIA — 18.7%
ABB India Ltd.	352	$ 17,372
Adani Green Energy Ltd. (b)	1,025	12,185
Adani Ports & Special Economic Zone Ltd.	834	8,287
Ambuja Cements Ltd.	850	4,348
Apollo Hospitals Enterprise Ltd.	183	11,322
Asian Paints Ltd.	8,432	320,973
Aurobindo Pharma Ltd.	681	7,498
Axis Bank Ltd.	4,378	54,656
Bajaj Auto Ltd.	2,628	160,250
Bajaj Finserv Ltd.	532	9,868
Balkrishna Industries Ltd.	325	10,010
Bandhan Bank Ltd. (a)	1,509	4,572
Berger Paints India Ltd. (f)	4,560	31,237
Berger Paints India Ltd. (b)(f)	912	6,247
Bharat Electronics Ltd.	66,390	110,568
Bharat Forge Ltd.	163	2,143
Bharat Petroleum Corp. Ltd.	4,749	19,822
Bharti Airtel Ltd.	17,724	197,727
Britannia Industries Ltd.	3,084	168,501
CG Power & Industrial Solutions Ltd.	10,438	55,583
Cipla Ltd.	6,904	98,616
Coal India Ltd.	35,309	125,519
Colgate-Palmolive India Ltd.	3,132	75,642
Container Corp. of India Ltd.	100	862
Dabur India Ltd.	23,831	158,297
Divi's Laboratories Ltd.	2,750	124,687
Dr Reddy's Laboratories Ltd.	88	5,921
Dr Reddy's Laboratories Ltd. ADR	1,250	83,587
Eicher Motors Ltd.	2,171	90,116
GAIL India Ltd. GDR	1,175	10,516
Godrej Consumer Products Ltd. (b)	810	9,672
Grasim Industries Ltd.	785	18,362
Havells India Ltd.	3,798	63,525
HCL Technologies Ltd.	27,326	406,330
HDFC Life Insurance Co. Ltd. (a)	1,920	14,737
Hero MotoCorp Ltd.	2,192	80,701
Hindalco Industries Ltd.	6,245	37,049
Hindustan Aeronautics Ltd.	2,668	61,949
Hindustan Petroleum Corp. Ltd. (b)	8,690	26,680
Hindustan Unilever Ltd.	18,075	536,670
ICICI Bank Ltd.	311	3,565
ICICI Bank Ltd. ADR	2,553	59,025
ICICI Lombard General Insurance Co. Ltd. (a)	3,482	54,911
Indian Hotels Co. Ltd.	3,817	18,896
Indian Oil Corp. Ltd.	24,759	27,117
Indian Railway Catering & Tourism Corp. Ltd.	4,131	33,870
Indraprastha Gas Ltd.	5,827	31,917
Infosys Ltd.	35,841	619,547

See accompanying notes to financial statements.
115

SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Infosys Ltd. ADR (c)	26,121	$ 446,930
ITC Ltd.	52,036	278,474
Jio Financial Services Ltd. (b)	2,101	5,850
JSW Steel Ltd.	2,007	18,842
Jubilant Foodworks Ltd.	422	2,709
Kotak Mahindra Bank Ltd.	1,233	25,772
Larsen & Toubro Ltd.	29	1,056
Larsen & Toubro Ltd. GDR	783	28,423
LTIMindtree Ltd. (a)	1,512	94,860
Lupin Ltd.	3,567	50,310
Mahindra & Mahindra Ltd.	75	1,404
Mahindra & Mahindra Ltd. GDR	1,723	32,479
Marico Ltd.	23,307	157,637
Maruti Suzuki India Ltd.	252	32,199
Max Healthcare Institute Ltd.	7,037	48,082
Mphasis Ltd.	1,646	47,108
MRF Ltd.	71	91,737
Nestle India Ltd.	897	243,116
NTPC Ltd.	15,406	45,555
Oil & Natural Gas Corp. Ltd.	14,147	32,684
Page Industries Ltd.	242	113,592
Petronet LNG Ltd.	14,048	40,592
Pidilite Industries Ltd.	5,801	170,416
Power Grid Corp. of India Ltd.	11,688	28,115
REC Ltd.	12,882	44,584
Reliance Industries Ltd.	2,101	59,330
Reliance Industries Ltd. GDR (a)	1,808	101,067
Samvardhana Motherson International Ltd.	1,857	2,147
SBI Life Insurance Co. Ltd. (a)	390	6,131
Shree Cement Ltd.	21	6,440
Shriram Finance Ltd.	270	6,241
Siemens Ltd.	425	18,796
SRF Ltd.	2,155	58,374
State Bank of India GDR	416	30,035
Sun Pharmaceutical Industries Ltd.	6,998	97,641
Tata Consultancy Services Ltd.	24,670	1,048,281
Tata Elxsi Ltd.	627	54,568
Tata Motors Ltd.	3,258	24,725
Tata Steel Ltd.	771	1,197
Tata Steel Ltd. GDR	3,625	55,644
Tech Mahindra Ltd.	14,280	210,276
Titan Co. Ltd.	7,378	279,763
Torrent Pharmaceuticals Ltd.	2,485	57,728
Trent Ltd.	1,440	36,071
Tube Investments of India Ltd.	1,582	56,929
UltraTech Cement Ltd.	118	11,730
United Spirits Ltd. (b)	140	1,698
UPL Ltd.	1,509	11,198
Varun Beverages Ltd.	6,604	75,208
Vedanta Ltd.	3,449	9,243
Wipro Ltd.	17,904	87,546
Security Description	Shares	Value
Yes Bank Ltd. (b)	38,002	$ 7,894
		8,589,882
INDONESIA — 2.4%
Adaro Energy Indonesia Tbk PT	303,900	56,041
Astra International Tbk PT	48,100	19,374
Bank Central Asia Tbk PT	1,106,025	631,554
Bank Mandiri Persero Tbk PT	88,000	34,306
Bank Negara Indonesia Persero Tbk PT	14,900	9,954
Bank Rakyat Indonesia Persero Tbk PT	126,749	42,851
Charoen Pokphand Indonesia Tbk PT (b)	17,500	6,143
GoTo Gojek Tokopedia Tbk PT (b)	1,436,000	7,898
Indah Kiat Pulp & Paper Tbk PT	12,000	8,618
Indofood Sukses Makmur Tbk PT	24,300	10,416
Kalbe Farma Tbk PT	338,900	38,484
Semen Indonesia Persero Tbk PT	9,812	4,079
Sumber Alfaria Trijaya Tbk PT	253,800	48,609
Telkom Indonesia Persero Tbk PT	338,975	82,249
Unilever Indonesia Tbk PT	165,500	40,050
United Tractors Tbk PT	29,000	53,009
		1,093,635
KUWAIT — 1.0%
Agility Public Warehousing Co. KSC (b)	6,796	12,271
Kuwait Finance House KSCP	37,516	88,980
Mobile Telecommunications Co. KSCP	87,297	137,562
National Bank of Kuwait SAKP	72,769	213,327
		452,140
LUXEMBOURG — 0.0% (d)
Reinet Investments SCA	755	16,661
MALAYSIA — 1.9%
AMMB Holdings Bhd	14,400	11,348
Axiata Group Bhd	4,704	2,495
CELCOMDIGI Bhd	45,700	42,534
CIMB Group Holdings Bhd	30,632	35,426
Dialog Group Bhd	1,100	497
Genting Bhd	10,600	9,414
Genting Malaysia Bhd	9,400	5,005
Hong Leong Bank Bhd	19,020	78,993
Hong Leong Financial Group Bhd	900	3,393
IHH Healthcare Bhd	64,700	80,612
Inari Amertron Bhd	800	494
IOI Corp. Bhd	10,800	9,155
Kuala Lumpur Kepong Bhd	1,376	6,271
Malayan Banking Bhd	91,940	172,121

See accompanying notes to financial statements.
116

SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Malaysia Airports Holdings Bhd	1,207	$ 1,833
Maxis Bhd	14,100	12,132
MISC Bhd	26,000	39,206
MR DIY Group M Bhd (a)	121,550	39,091
Nestle Malaysia Bhd	4,300	115,851
Petronas Chemicals Group Bhd	24,000	36,752
Petronas Dagangan Bhd	4,300	20,496
PPB Group Bhd	11,560	38,113
Public Bank Bhd	55,055	47,606
RHB Bank Bhd	6,224	7,198
Sime Darby Bhd	12,727	5,990
Sime Darby Plantation Bhd	5,367	4,892
Telekom Malaysia Bhd	5,359	5,593
Tenaga Nasional Bhd	28,300	60,213
		892,724
MEXICO — 2.0%
America Movil SAB de CV	99,162	86,104
Arca Continental SAB de CV	388	3,534
Cemex SAB de CV Series CPO (b)	60,202	39,388
Coca-Cola Femsa SAB de CV	2,212	17,410
Fibra Uno Administracion SA de CV REIT	13,118	21,928
Fomento Economico Mexicano SAB de CV	2,950	32,308
Gruma SAB de CV Class B	1,100	18,893
Grupo Aeroportuario del Pacifico SAB de CV Class B	1,078	17,768
Grupo Aeroportuario del Sureste SAB de CV Class B	190	4,664
Grupo Bimbo SAB de CV Class A	804	3,887
Grupo Carso SAB de CV Series A1	854	6,273
Grupo Financiero Banorte SAB de CV Class O	5,953	50,050
Grupo Financiero Inbursa SAB de CV Class O (b)	8,781	17,316
Grupo Mexico SAB de CV Class B	6,884	32,676
Grupo Televisa SAB Series CPO	8,195	4,994
Industrias Penoles SAB de CV (b)	540	6,384
Kimberly-Clark de Mexico SAB de CV Class A	1,872	3,738
Orbia Advance Corp. SAB de CV	2,068	4,309
Promotora y Operadora de Infraestructura SAB de CV	208	1,864
Southern Copper Corp.	1,505	113,311
Wal-Mart de Mexico SAB de CV	112,069	423,036
		909,835
Security Description	Shares	Value
PERU — 0.3%
Cia de Minas Buenaventura SAA ADR	4,740	$ 40,385
Credicorp Ltd.	674	86,252
		126,637
PHILIPPINES — 0.7%
Aboitiz Equity Ventures, Inc.	14,300	12,676
Ayala Corp.	510	5,625
Ayala Land, Inc.	5,600	2,915
Bank of the Philippine Islands	38,477	76,171
BDO Unibank, Inc.	17,076	42,829
International Container Terminal Services, Inc.	14,210	52,042
JG Summit Holdings, Inc.	7,614	5,127
Jollibee Foods Corp.	4,960	20,111
Manila Electric Co.	9,480	61,663
Metropolitan Bank & Trust Co.	16,116	15,382
PLDT, Inc.	416	8,647
SM Investments Corp.	755	11,256
SM Prime Holdings, Inc.	11,100	5,945
		320,389
POLAND — 0.5%
Bank Polska Kasa Opieki SA	779	18,016
CD Projekt SA	112	3,213
Cyfrowy Polsat SA (b)	1,628	4,507
Dino Polska SA (a)(b)	855	69,535
KGHM Polska Miedz SA	489	12,541
ORLEN SA	5,053	67,951
PGE Polska Grupa Energetyczna SA (b)	7,635	13,115
Powszechna Kasa Oszczednosci Bank Polski SA (b)	2,875	22,868
Powszechny Zaklad Ubezpieczen SA	1,599	15,155
Santander Bank Polska SA (b)	114	9,402
		236,303
QATAR — 1.5%
Barwa Real Estate Co.	4,885	3,463
Commercial Bank PSQC	2,430	3,605
Dukhan Bank	39,857	43,470
Industries Qatar QSC	25,297	95,281
Masraf Al Rayan QSC	157,927	96,709
Mesaieed Petrochemical Holding Co.	6,949	3,541
Ooredoo QPSC	21,545	63,274
Qatar Electricity & Water Co. QSC	14,532	70,105
Qatar Fuel QSC	20,615	93,447
Qatar Islamic Bank SAQ	11,551	58,897
Qatar National Bank QPSC	31,625	133,798
		665,590
ROMANIA — 0.0% (d)
NEPI Rockcastle NV	895	4,946

See accompanying notes to financial statements.
117

SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
RUSSIA — 0.0%
Alrosa PJSC (e)	72,138	$ —
Gazprom PJSC ADR (b)(e)	50,071	—
Inter RAO UES PJSC (b)(e)	435,055	—
LUKOIL PJSC (e)	3,065	—
MMC Norilsk Nickel PJSC ADR (b)(e)	1,589	—
Mobile TeleSystems PJSC ADR (b)(e)	2,361	—
Moscow Exchange MICEX-Rates PJSC (e)	5,004	—
Novatek PJSC GDR (b)(e)	169	—
Novolipetsk Steel PJSC (b)(e)	6,756	—
Novolipetsk Steel PJSC GDR (b)(e)	2,685	—
PhosAgro PJSC GDR (b)(e)	401	—
Polyus PJSC (b)(e)	81	—
Polyus PJSC GDR (b)(e)	1,392	—
Rosneft Oil Co. PJSC (e)	15,529	—
Sberbank of Russia PJSC (e)	57,120	—
Severstal PAO GDR (b)(e)	5,724	—
Surgutneftegas PJSC ADR (b)(c)(e)(f)	9,158	—
Surgutneftegas PJSC Preference Shares ADR (b)(c)(e)(f)	34,802	—
Tatneft PJSC ADR (b)(e)	1,514	—
TCS Group Holding PLC GDR (b)(e)	3,373	—
VTB Bank PJSC (b)(e)	32,335,040	—
X5 Retail Group NV GDR (b)(e)	820	—
Yandex NV Class A (b)(e)	480	—
		—
SAUDI ARABIA — 6.1%
Advanced Petrochemical Co.	3,274	35,006
Al Rajhi Bank	9,527	172,481
Alinma Bank	4,875	43,415
Arab National Bank	2,405	15,390
Arabian Internet & Communications Services Co.	757	64,509
Bank AlBilad	1,383	15,598
Bank Al-Jazira (b)	1,938	8,681
Banque Saudi Fransi	2,214	21,547
Bupa Arabia for Cooperative Insurance Co.	1,954	108,369
Dallah Healthcare Co.	386	14,676
Dar Al Arkan Real Estate Development Co. (b)	17,682	74,303
Dr Sulaiman Al Habib Medical Services Group Co.	1,754	110,185
Elm Co.	636	132,272
Etihad Etisalat Co.	13,574	161,240
Jarir Marketing Co.	43,754	169,162
Mobile Telecommunications Co. Saudi Arabia	22,506	78,972
Security Description	Shares	Value
Mouwasat Medical Services Co.	1,481	$ 40,673
Nahdi Medical Co.	834	32,066
National Industrialization Co. Class C (b)	844	2,858
Rabigh Refining & Petrochemical Co. (b)	1,406	4,064
Riyad Bank	2,404	17,787
SABIC Agri-Nutrients Co.	7,167	254,159
Sahara International Petrochemical Co.	654	6,592
Saudi Arabian Mining Co. (b)	1,132	12,179
Saudi Arabian Oil Co. (a)	67,218	627,293
Saudi Awwal Bank	2,594	23,862
Saudi Basic Industries Corp.	6,292	138,407
Saudi Electricity Co.	14,266	72,501
Saudi Kayan Petrochemical Co. (b)	1,230	4,099
Saudi National Bank	6,708	58,666
Saudi Research & Media Group (b)	137	6,005
Saudi Tadawul Group Holding Co.	51	2,624
Saudi Telecom Co.	23,194	232,531
Savola Group	1,808	17,379
Yanbu National Petrochemical Co.	2,080	23,071
		2,802,622
SOUTH AFRICA — 1.9%
Absa Group Ltd.	1,606	14,904
African Rainbow Minerals Ltd. (c)	2,238	20,206
Anglo American Platinum Ltd.	1,574	58,982
Aspen Pharmacare Holdings Ltd. (c)	1,010	9,211
Bid Corp. Ltd. (c)	717	16,070
Bidvest Group Ltd. (c)	1,164	16,854
Capitec Bank Holdings Ltd.	1,470	133,922
Clicks Group Ltd.	5,195	71,323
Discovery Ltd. (b)	896	6,523
Exxaro Resources Ltd. (c)	6,254	57,224
FirstRand Ltd.	11,955	40,524
Gold Fields Ltd. (c)	1,338	14,581
Growthpoint Properties Ltd. REIT	6,101	3,417
Harmony Gold Mining Co. Ltd. (c)	1,005	3,789
Impala Platinum Holdings Ltd. (c)	15,941	83,651
Kumba Iron Ore Ltd.	1,379	33,290
MTN Group Ltd.	4,281	25,644
Naspers Ltd. Class N	205	32,922
Nedbank Group Ltd.	1,743	18,719
Old Mutual Ltd.	24,597	15,746
Remgro Ltd.	1,674	13,195
Sanlam Ltd.	5,192	18,098

See accompanying notes to financial statements.
118

SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Sasol Ltd.	3,329	$ 46,123
Shoprite Holdings Ltd. (c)	1,360	17,314
Sibanye Stillwater Ltd.	20,045	31,100
Standard Bank Group Ltd.	4,317	42,099
Vodacom Group Ltd.	1,428	8,016
Woolworths Holdings Ltd.	3,480	12,529
		865,976
SOUTH KOREA — 8.3%
Amorepacific Corp.	57	5,153
BGF retail Co. Ltd.	215	22,466
Celltrion Healthcare Co. Ltd.	253	11,812
Celltrion, Inc.	156	16,092
CJ CheilJedang Corp.	74	16,836
Coway Co. Ltd.	1,753	53,653
DB Insurance Co. Ltd.	541	35,842
Doosan Bobcat, Inc.	124	4,687
Doosan Enerbility Co. Ltd. (b)	408	4,968
F&F Co. Ltd.	275	23,029
Hana Financial Group, Inc.	3,129	98,433
Hankook Tire & Technology Co. Ltd.	396	11,621
Hanmi Pharm Co. Ltd.	7	1,551
Hanwha Solutions Corp. (b)	390	8,598
HD Hyundai Co. Ltd.	787	38,668
HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (b)	149	12,257
HLB, Inc. (b)	41	912
HMM Co. Ltd.	4,026	48,512
Hotel Shilla Co. Ltd.	1,444	90,638
Hyundai Engineering & Construction Co. Ltd.	434	11,659
Hyundai Glovis Co. Ltd.	87	11,889
Hyundai Mobis Co. Ltd.	323	57,567
Hyundai Motor Co.	635	89,928
Hyundai Motor Co. GDR	208	8,112
Hyundai Motor Co. Preference Shares (c)(f)	315	24,721
Hyundai Motor Co. Preference Shares (c)(f)	459	35,750
Hyundai Steel Co.	626	17,652
Industrial Bank of Korea	2,583	21,458
Kakao Corp.	340	11,074
Kangwon Land, Inc.	2,825	31,612
KB Financial Group, Inc.	721	29,547
KB Financial Group, Inc. ADR (c)	2,551	104,872
Kia Corp.	1,296	78,179
Korea Aerospace Industries Ltd.	142	5,135
Korea Electric Power Corp. (b)	2,797	37,351
Korea Electric Power Corp. ADR (b)	3,913	25,200
Korea Investment Holdings Co. Ltd.	149	5,863
Korea Zinc Co. Ltd.	10	3,750
Security Description	Shares	Value
Korean Air Lines Co. Ltd.	534	$ 8,607
Krafton, Inc. (b)	68	7,589
KT Corp.	1,292	31,740
KT&G Corp.	1,978	126,502
Kumho Petrochemical Co. Ltd.	229	22,757
LG Chem Ltd.	110	40,474
LG Corp.	236	14,656
LG Display Co. Ltd. (b)	1,297	12,601
LG Display Co. Ltd. ADR (b)	1,566	7,642
LG Electronics, Inc.	719	53,762
LG H&H Co. Ltd.	51	16,875
LG Innotek Co. Ltd.	245	44,392
LG Uplus Corp.	5,208	39,984
Lotte Chemical Corp.	141	14,326
Meritz Financial Group, Inc.	272	11,127
Mirae Asset Securities Co. Ltd.	2,670	12,762
NAVER Corp.	336	50,173
NCSoft Corp.	59	9,728
Netmarble Corp. (a)(b)	215	6,708
Orion Corp.	644	61,231
Pan Ocean Co. Ltd.	2,929	10,766
Pearl Abyss Corp. (b)	105	3,626
POSCO Holdings, Inc.	252	99,911
POSCO Holdings, Inc. ADR (c)	873	89,482
Posco International Corp.	417	22,064
Samsung Biologics Co. Ltd. (a)(b)	167	84,280
Samsung C&T Corp.	777	61,957
Samsung Electro-Mechanics Co. Ltd.	149	15,172
Samsung Electronics Co. Ltd.	15,173	769,107
Samsung Electronics Co. Ltd. Preference Shares	4,616	186,432
Samsung Engineering Co. Ltd. (b)	362	8,115
Samsung Fire & Marine Insurance Co. Ltd.	216	41,699
Samsung Heavy Industries Co. Ltd. (b)	1,938	11,260
Samsung Life Insurance Co. Ltd.	397	20,683
Samsung SDI Co. Ltd.	68	25,801
Samsung SDS Co. Ltd.	1,064	106,605
Samsung Securities Co. Ltd.	270	7,353
Shinhan Financial Group Co. Ltd.	761	20,077
Shinhan Financial Group Co. Ltd. ADR	3,083	81,669
SK Bioscience Co. Ltd. (b)	74	3,713
SK Hynix, Inc.	2,581	219,387
SK Innovation Co. Ltd. (b)	287	31,648
SK Square Co. Ltd. (b)	347	10,916
SK, Inc.	367	39,762
S-Oil Corp.	180	10,565
Woori Financial Group, Inc.	4,945	44,928

See accompanying notes to financial statements.
119

SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Yuhan Corp.	1,769	$ 99,370
		3,837,031
TAIWAN — 16.4%
Accton Technology Corp.	12,000	183,268
Acer, Inc.	11,258	12,660
Advantech Co. Ltd.	19,220	205,415
ASE Technology Holding Co. Ltd.	10,124	34,342
Asia Cement Corp.	10,200	12,560
Asustek Computer, Inc.	12,000	136,429
AUO Corp.	27,600	14,022
Catcher Technology Co. Ltd.	2,000	11,307
Cathay Financial Holding Co. Ltd.	38,179	52,690
Chailease Holding Co. Ltd.	1,838	10,306
Chang Hwa Commercial Bank Ltd.	13,821	7,386
Cheng Shin Rubber Industry Co. Ltd.	6,000	7,899
China Development Financial Holding Corp. (b)	72,300	26,429
China Steel Corp.	53,440	41,801
Chunghwa Telecom Co. Ltd.	60,540	217,550
Compal Electronics, Inc.	161,000	153,117
CTBC Financial Holding Co. Ltd.	57,900	43,944
Delta Electronics, Inc.	3,623	36,420
E Ink Holdings, Inc.	14,000	77,849
E.Sun Financial Holding Co. Ltd.	115,704	86,920
Eclat Textile Co. Ltd.	3,379	50,977
eMemory Technology, Inc.	1,000	62,422
Evergreen Marine Corp. Taiwan Ltd.	8,626	30,998
Far Eastern New Century Corp.	8,560	7,624
Far EasTone Telecommunications Co. Ltd.	74,449	167,669
Feng TAY Enterprise Co. Ltd.	8,037	45,562
First Financial Holding Co. Ltd.	284,484	233,982
Formosa Chemicals & Fibre Corp.	10,000	19,052
Formosa Petrochemical Corp.	13,000	32,459
Formosa Plastics Corp.	20,000	49,442
Fubon Financial Holding Co. Ltd.	22,703	42,690
Giant Manufacturing Co. Ltd.	1,036	5,729
Gigabyte Technology Co. Ltd.	2,000	17,441
Global Unichip Corp.	2,000	84,571
Globalwafers Co. Ltd.	4,000	56,195
Hon Hai Precision Industry Co. Ltd.	76,730	247,206
Hua Nan Financial Holdings Co. Ltd. Class C	290,116	184,241
Innolux Corp. (b)	40,065	16,321
Inventec Corp.	89,000	135,097
Lite-On Technology Corp.	37,952	142,847
Security Description	Shares	Value
MediaTek, Inc.	27,877	$ 634,736
Mega Financial Holding Co. Ltd.	76,624	89,488
Micro-Star International Co. Ltd.	11,000	55,885
momo.com, Inc.	1,320	20,528
Nan Ya Plastics Corp.	12,000	24,758
Nanya Technology Corp.	3,000	6,097
Nien Made Enterprise Co. Ltd.	3,000	28,810
Novatek Microelectronics Corp.	12,000	157,247
Pegatron Corp.	19,000	45,086
PharmaEssentia Corp. (b)	1,000	10,409
Pou Chen Corp.	12,000	10,650
President Chain Store Corp.	25,000	203,296
Quanta Computer, Inc.	22,000	163,225
Realtek Semiconductor Corp.	8,000	97,892
Ruentex Development Co. Ltd.	5,968	6,508
Shanghai Commercial & Savings Bank Ltd.	13,295	17,813
Shin Kong Financial Holding Co. Ltd. (b)	88,657	25,460
SinoPac Financial Holdings Co. Ltd.	45,627	24,594
Synnex Technology International Corp.	55,900	111,002
Taishin Financial Holding Co. Ltd.	22,759	12,620
Taiwan Business Bank	65,464	26,769
Taiwan Cement Corp.	31,019	31,951
Taiwan Cooperative Financial Holding Co. Ltd.	271,937	215,659
Taiwan High Speed Rail Corp.	42,000	38,968
Taiwan Mobile Co. Ltd.	69,542	203,797
Taiwan Semiconductor Manufacturing Co. Ltd.	77,495	1,255,553
Unimicron Technology Corp.	26,000	139,744
Uni-President Enterprises Corp.	35,164	76,362
United Microelectronics Corp.	238,000	333,254
Vanguard International Semiconductor Corp.	23,000	48,450
Voltronic Power Technology Corp.	2,000	98,202
Wan Hai Lines Ltd.	10,100	15,112
Winbond Electronics Corp.	3,000	2,351
Wistron Corp.	15,000	47,165
Wiwynn Corp.	2,000	92,626
WPG Holdings Ltd.	39,280	73,740
Yageo Corp.	953	15,499
Yang Ming Marine Transport Corp.	19,000	26,751
Yuanta Financial Holding Co. Ltd.	33,136	25,714
Zhen Ding Technology Holding Ltd.	3,000	9,145
		7,527,755

See accompanying notes to financial statements.
120

SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
THAILAND — 2.7%
Advanced Info Service PCL	34,722	$ 217,415
Airports of Thailand PCL (b)	36,900	70,684
Airports of Thailand PCL NVDR (b)	60,170	115,259
Asset World Corp. PCL	156,000	16,709
Bangkok Dusit Medical Services PCL Class F	134,392	98,729
Bangkok Expressway & Metro PCL	94,180	21,468
Banpu PCL	73,500	16,148
Berli Jucker PCL NVDR	900	760
BTS Group Holdings PCL	70,543	14,530
Bumrungrad Hospital PCL	12,664	93,208
Central Pattana PCL	8,868	15,404
Central Retail Corp. PCL	25,734	27,386
Central Retail Corp. PCL NVDR	6,163	6,559
Charoen Pokphand Foods PCL	17,886	10,168
CP ALL PCL	16,961	28,181
Delta Electronics Thailand PCL	50,700	115,219
Electricity Generating PCL	2,409	8,005
Energy Absolute PCL	900	1,261
Energy Absolute PCL NVDR	2,400	3,361
Home Product Center PCL	211,074	72,459
Indorama Ventures PCL	1,400	1,000
Indorama Ventures PCL NVDR	5,700	4,070
Intouch Holdings PCL Class F	61,302	124,161
Krung Thai Bank PCL	27,968	14,594
Land & Houses PCL	14,600	3,128
Minor International PCL	885	760
Minor International PCL NVDR	2,961	2,541
Osotspa PCL	7,800	5,355
PTT Exploration & Production PCL	2,128	9,993
PTT Global Chemical PCL	12,862	12,186
PTT Oil & Retail Business PCL	51,600	26,500
PTT PCL	41,160	37,868
Ratch Group PCL	3,450	2,985
SCB X PCL	3,375	9,501
Siam Cement PCL	2,324	19,211
Siam Cement PCL NVDR	1,200	9,920
Thai Oil PCL	6,879	9,540
True Corp. PCL	19,265	3,756
		1,249,982
TURKEY — 1.0%
Akbank TAS	25,403	31,004
Aselsan Elektronik Sanayi Ve Ticaret AS	28,590	42,549
BIM Birlesik Magazalar AS	10,194	102,145
Eregli Demir ve Celik Fabrikalari TAS (b)	4,522	7,343
Ford Otomotiv Sanayi AS	1,301	40,100
Haci Omer Sabanci Holding AS	17,705	38,555
Hektas Ticaret TAS (b)	13,051	12,806
KOC Holding AS	4,650	24,883
Security Description	Shares	Value
Koza Altin Isletmeleri AS	16,940	$ 17,784
Sasa Polyester Sanayi AS (b)	6,624	11,883
Tofas Turk Otomobil Fabrikasi AS	1,933	20,835
Turk Hava Yollari AO (b)	2,030	17,956
Turkcell Iletisim Hizmetleri AS (b)	5,391	10,481
Turkiye Is Bankasi AS Class C	23,384	21,955
Turkiye Petrol Rafinerileri AS	1,912	11,089
Turkiye Sise ve Cam Fabrikalari AS	26,046	51,921
Yapi ve Kredi Bankasi AS	21,684	14,601
		477,890
UNITED ARAB EMIRATES — 2.4%
Abu Dhabi Commercial Bank PJSC	12,040	28,354
Abu Dhabi National Oil Co. for Distribution PJSC	201,616	205,840
Aldar Properties PJSC	92,867	145,632
Americana Restaurants International PLC	183,439	204,761
Dubai Islamic Bank PJSC	85,705	136,501
Emaar Properties PJSC	37,089	81,185
Emirates NBD Bank PJSC	10,820	52,435
Emirates Telecommunications Group Co. PJSC	20,149	112,126
First Abu Dhabi Bank PJSC	26,682	98,794
Multiply Group PJSC (b)	53,801	58,590
		1,124,218
UNITED KINGDOM — 0.0% (d)
Anglogold Ashanti PLC	656	10,611
UNITED STATES — 0.2%
JBS SA	7,867	28,370
Legend Biotech Corp. ADR (b)	484	32,510
Parade Technologies Ltd.	1,000	30,483
		91,363
TOTAL COMMON STOCKS (Cost $45,968,329)		45,945,322

RIGHTS — 0.0% (d)
BRAZIL — 0.0% (d)
Localiza Rent a Car SA (expiring 11/30/23) (b)	18	57
CHILE — 0.0% (d)
Banco de Credito e Inversiones SA (expiring 10/21/23) (b)	83	69
TOTAL RIGHTS (Cost $0)		126
SHORT-TERM INVESTMENTS — 1.8%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (g)(h)	134,554	134,581

See accompanying notes to financial statements.
121

SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
State Street Navigator Securities Lending Portfolio II (i)(j)	710,915	$ 710,915
TOTAL SHORT-TERM INVESTMENTS (Cost $845,496)		845,496
TOTAL INVESTMENTS — 101.6% (Cost $46,813,825)		46,790,944
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.6)%		(734,044)
NET ASSETS — 100.0%		$ 46,056,900
(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 4.5% of net assets as of September 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Non-income producing security.
(c)	All or a portion of the shares of the security are on loan at September 30, 2023.
(d)	Amount shown represents less than 0.05% of net assets.
(e)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2023, total aggregate fair value of the securities is $0, representing 0.00% of the Fund's net assets.
(f)	Reflects separate holdings of the issuer's common stock traded on different securities exchanges.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at September 30, 2023.
(i)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(j)	Investment of cash collateral for securities loaned.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$44,837,810	$1,107,512	$ 0(a)	$45,945,322
Rights	126	—	—	126
Short-Term Investments	845,496	—	—	845,496
TOTAL INVESTMENTS	$45,683,432	$1,107,512	$ 0	$46,790,944
(a)	The Fund held Level 3 securities that were valued at $0 at September 30, 2023.

See accompanying notes to financial statements.
122

SPDR MSCI EMERGING MARKETS STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Sector Breakdown as of September 30, 2023

% of Net Assets
Information Technology	23.3
Financials	19.8
Consumer Staples	11.0
Consumer Discretionary	10.6
Materials	8.5
Communication Services	6.7
Energy	5.8
Industrials	5.6
Health Care	4.6
Utilities	2.6
Real Estate	1.3
Short-Term Investments	1.8
Liabilities in Excess of Other Assets	(1.6)
TOTAL	100.0
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	232,669	$232,715	$ 5,799,729	$ 5,897,718	$(125)	$(20)	134,554	$134,581	$ 7,146
State Street Navigator Securities Lending Portfolio II	355,219	355,219	12,008,010	11,652,314	—	—	710,915	710,915	4,999
Total		$587,934	$17,807,739	$17,550,032	$(125)	$(20)		$845,496	$12,145
See accompanying notes to financial statements.
123

SPDR MSCI WORLD STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 99.5%
AUSTRALIA — 2.1%
Ampol Ltd.	416	$ 9,075
ANZ Group Holdings Ltd.	3,479	57,616
APA Group Stapled Security	1,159	6,208
Aristocrat Leisure Ltd.	395	10,414
ASX Ltd.	436	16,073
Aurizon Holdings Ltd.	5,174	11,654
BHP Group Ltd.	12,570	358,986
BlueScope Steel Ltd.	914	11,468
Brambles Ltd.	1,039	9,603
Cochlear Ltd.	97	15,984
Coles Group Ltd.	1,532	15,385
Commonwealth Bank of Australia	1,249	80,586
Computershare Ltd.	706	11,829
Dexus REIT	1,076	5,069
Endeavour Group Ltd.	1,206	4,102
Flutter Entertainment PLC (a)	34	5,576
Fortescue Metals Group Ltd.	5,100	68,859
Glencore PLC	34,206	196,184
Goodman Group REIT (b)	1,905	26,372
GPT Group REIT	550	1,384
Macquarie Group Ltd.	131	14,181
Medibank Pvt Ltd.	3,382	7,509
Mirvac Group REIT	2,159	2,968
National Australia Bank Ltd.	2,929	54,953
Newcrest Mining Ltd.	677	10,714
Orica Ltd.	1,175	11,823
QBE Insurance Group Ltd.	138	1,399
Ramsay Health Care Ltd.	172	5,758
REA Group Ltd. (b)	162	16,135
Rio Tinto Ltd.	1,044	76,510
Rio Tinto PLC	3,169	200,126
Santos Ltd.	3,687	18,799
Scentre Group REIT	1,276	2,026
Sonic Healthcare Ltd.	934	17,963
South32 Ltd.	5,854	12,808
Stockland REIT	989	2,502
Suncorp Group Ltd.	1,120	10,098
Telstra Group Ltd.	6,766	16,812
Transurban Group Stapled Security	924	7,568
Treasury Wine Estates Ltd.	981	7,807
Washington H Soul Pattinson & Co. Ltd. (b)	966	20,318
Wesfarmers Ltd.	3,563	121,555
Westpac Banking Corp.	4,569	62,368
Woodside Energy Group Ltd.	5,072	119,449
Woolworths Group Ltd.	952	22,930
		1,767,506
AUSTRIA — 0.1%
Erste Group Bank AG	585	20,328
Mondi PLC	760	12,732
OMV AG	385	18,473
Security Description	Shares	Value
Verbund AG	91	$ 7,423
voestalpine AG	41	1,122
		60,078
BELGIUM — 0.2%
Ageas SA	298	12,314
Anheuser-Busch InBev SA	413	22,961
Elia Group SA	72	7,063
Groupe Bruxelles Lambert NV	102	7,620
KBC Group NV	236	14,777
Sofina SA	55	11,169
Solvay SA	22	2,442
UCB SA	809	66,415
Umicore SA	176	4,183
		148,944
BRAZIL — 0.0% (c)
Wheaton Precious Metals Corp. (b)	659	26,867
Yara International ASA	41	1,562
		28,429
CANADA — 3.4%
Agnico Eagle Mines Ltd.	379	17,302
Algonquin Power & Utilities Corp. (b)	1,008	5,994
Alimentation Couche-Tard, Inc.	1,682	85,817
AltaGas Ltd. (b)	530	10,212
ARC Resources Ltd. (b)	1,839	29,489
Bank of Montreal	610	51,697
Bank of Nova Scotia	1,363	61,375
Barrick Gold Corp.	4,497	65,626
BCE, Inc. (b)	1,113	42,684
Brookfield Asset Management Ltd. Class A (b)	195	6,528
Brookfield Corp. (b)	987	31,004
Cameco Corp. (b)	134	5,341
Canadian Apartment Properties REIT	106	3,534
Canadian Imperial Bank of Commerce (b)	924	35,832
Canadian National Railway Co.	1,116	121,415
Canadian Natural Resources Ltd.	656	42,621
Canadian Pacific Kansas City Ltd. (b)	453	33,828
Canadian Utilities Ltd. Class A	412	8,746
Cenovus Energy, Inc.	3,311	69,257
CGI, Inc. (a)	2,541	251,619
Constellation Software, Inc. (b)	61	126,515
Dollarama, Inc.	258	17,858
Emera, Inc. (b)	272	9,540
Empire Co. Ltd. Class A (b)	842	23,012
Enbridge, Inc. (b)	1,319	43,950
Fairfax Financial Holdings Ltd.	49	40,185
Fortis, Inc. (b)	469	17,896
Franco-Nevada Corp. (b)	1,890	253,486
George Weston Ltd.	160	17,826

See accompanying notes to financial statements.
124

SPDR MSCI WORLD STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Great-West Lifeco, Inc. (b)	610	$ 17,533
Hydro One Ltd. (b)(d)	3,807	97,371
iA Financial Corp., Inc.	211	13,297
Imperial Oil Ltd. (b)	180	11,138
Intact Financial Corp.	1,145	167,702
Keyera Corp. (b)	428	10,095
Kinross Gold Corp. (b)	2,264	10,365
Loblaw Cos. Ltd. (b)	781	66,662
Magna International, Inc. (b)	428	23,043
Manulife Financial Corp. (b)	2,135	39,194
Metro, Inc. (b)	724	37,774
National Bank of Canada (b)	211	14,082
Northland Power, Inc. (b)	318	5,203
Nutrien Ltd. (b)	533	33,068
Open Text Corp. (b)	474	16,713
Pan American Silver Corp. (b)	442	6,427
Parkland Corp. (b)	330	9,697
Pembina Pipeline Corp. (b)	644	19,453
Power Corp. of Canada (b)	768	19,643
Quebecor, Inc. Class B (b)	306	6,589
RB Global, Inc. (b)	106	6,667
RioCan Real Estate Investment Trust	678	9,062
Rogers Communications, Inc. Class B (b)	892	34,407
Royal Bank of Canada (b)	1,197	105,092
Shopify, Inc. Class A (a)	91	4,990
Sun Life Financial, Inc. (b)	170	8,333
Suncor Energy, Inc. (b)	1,379	47,643
TC Energy Corp. (b)	669	23,113
Teck Resources Ltd. Class B (b)	399	17,253
TELUS Corp.	4,591	75,317
TFI International, Inc. (b)	106	13,677
Thomson Reuters Corp. (b)	1,663	204,382
TMX Group Ltd. (b)	212	4,577
Toronto-Dominion Bank (b)	3,058	185,086
Tourmaline Oil Corp. (b)	808	40,848
West Fraser Timber Co. Ltd. (b)	116	8,461
		2,944,146
CHILE — 0.0% (c)
Lundin Mining Corp. (b)	224	1,678
CHINA — 0.1%
BOC Hong Kong Holdings Ltd.	19,500	53,407
NXP Semiconductors NV	109	21,791
Prosus NV	425	12,563
SITC International Holdings Co. Ltd.	6,000	10,082
Wilmar International Ltd.	2,700	7,379
Xinyi Glass Holdings Ltd.	5,094	6,595
		111,817
DENMARK — 1.5%
AP Moller - Maersk AS Class A	36	64,045
AP Moller - Maersk AS Class B	11	19,889
Carlsberg AS Class B	167	21,136
Coloplast AS Class B	299	31,737
Security Description	Shares	Value
Danske Bank AS	1,329	$ 31,012
DSV AS	277	51,875
Genmab AS (a)	90	32,048
Novo Nordisk AS Class B	10,082	921,712
Novozymes AS Class B	630	25,466
Orsted AS (d)	95	5,194
Pandora AS	244	25,345
ROCKWOOL AS Class B	31	7,537
Tryg AS	1,592	29,237
Vestas Wind Systems AS (a)	478	10,286
		1,276,519
FINLAND — 0.4%
Elisa Oyj	1,995	92,705
Fortum Oyj (b)	869	10,116
Kone Oyj Class B	1,222	51,648
Neste Oyj (b)	853	29,017
Nokia Oyj (e)	6,192	23,391
Nokia Oyj (e)	2,462	9,331
Nordea Bank Abp	2,224	24,590
Orion Oyj Class B	239	9,418
Sampo Oyj Class A	2,201	95,496
Stora Enso Oyj Class R	733	9,227
UPM-Kymmene Oyj	432	14,851
Wartsila Oyj Abp	393	4,475
		374,265
FRANCE — 2.0%
Air Liquide SA	402	68,031
Airbus SE	215	28,905
Alstom SA (b)	377	9,021
Arkema SA	27	2,675
AXA SA	2,325	69,368
BioMerieux	108	10,499
BNP Paribas SA	2,107	134,806
Bollore SE	5,433	29,279
Bouygues SA	475	16,666
Capgemini SE	74	12,990
Carrefour SA	1,323	22,811
Cie de Saint-Gobain SA	585	35,230
Cie Generale des Etablissements Michelin SCA	744	22,899
Credit Agricole SA	2,753	34,079
Danone SA	496	27,444
Dassault Aviation SA	68	12,844
Dassault Systemes SE	122	4,559
Eiffage SA	25	2,383
Engie SA	2,157	33,182
EssilorLuxottica SA	97	16,962
Eurazeo SE	96	5,738
Gecina SA REIT	5	512
Getlink SE	197	3,152
Hermes International SCA	61	111,717
Ipsen SA	31	4,076
Kering SA	117	53,501
Klepierre SA REIT	307	7,551
Legrand SA	33	3,050

See accompanying notes to financial statements.
125

SPDR MSCI WORLD STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
L'Oreal SA	450	$ 187,335
LVMH Moet Hennessy Louis Vuitton SE	83	62,955
Orange SA	23,397	269,019
Pernod Ricard SA	130	21,726
Publicis Groupe SA	75	5,698
Renault SA	787	32,392
Safran SA	108	16,996
Sartorius Stedim Biotech	73	17,467
Societe Generale SA	2,405	58,679
Sodexo SA	9	929
Teleperformance SE	13	1,643
Thales SA	66	9,301
TotalEnergies SE	2,569	169,479
Unibail-Rodamco-Westfield REIT (a)	193	9,553
Valeo SE	330	5,705
Veolia Environnement SA	771	22,391
Vinci SA	306	34,024
Vivendi SE	2,854	25,068
Worldline SA (a)(d)	223	6,292
		1,740,582
GERMANY — 1.9%
adidas AG	95	16,759
Allianz SE	407	97,257
BASF SE	1,008	45,837
Bayer AG	845	40,662
Bayerische Motoren Werke AG	599	61,123
Bayerische Motoren Werke AG Preference Shares	115	10,751
Bechtle AG	44	2,061
Beiersdorf AG	161	20,821
Brenntag SE	190	14,781
Commerzbank AG	2,712	30,982
Continental AG	267	18,872
Covestro AG (a)(d)	196	10,596
Daimler Truck Holding AG	822	28,563
Deutsche Bank AG	4,564	50,496
Deutsche Boerse AG	82	14,212
Deutsche Lufthansa AG (a)	901	7,160
Deutsche Post AG	1,113	45,409
Deutsche Telekom AG	19,488	409,935
E.ON SE	2,274	26,965
Fresenius Medical Care AG & Co. KGaA	325	14,053
Fresenius SE & Co. KGaA	621	19,369
Hannover Rueck SE	20	4,402
Heidelberg Materials AG	203	15,801
HelloFresh SE (a)	130	3,892
Henkel AG & Co. KGaA Preference Shares	174	12,428
Infineon Technologies AG	825	27,388
Knorr-Bremse AG	206	13,125
LEG Immobilien SE (a)	58	4,012
Mercedes-Benz Group AG	1,531	106,804
Merck KGaA	73	12,223
Security Description	Shares	Value
MTU Aero Engines AG	43	$ 7,819
Muenchener Rueckversicherungs-Gesellschaft AG	178	69,560
Nemetschek SE	25	1,532
Porsche Automobil Holding SE Preference Shares	300	14,817
Rational AG	8	5,082
Rheinmetall AG	5	1,291
RWE AG	547	20,357
SAP SE	447	58,126
Sartorius AG Preference Shares	30	10,221
Siemens AG	436	62,623
Siemens Energy AG (a)	230	3,015
Siemens Healthineers AG (d)	219	11,130
Symrise AG	680	65,026
Telefonica Deutschland Holding AG	14,176	25,440
Volkswagen AG	40	5,281
Volkswagen AG Preference Shares	837	96,540
Vonovia SE	1,134	27,386
Zalando SE (a)(d)	228	5,101
		1,677,086
HONG KONG — 0.9%
AIA Group Ltd.	5,400	44,024
CK Asset Holdings Ltd.	1,678	8,838
CK Infrastructure Holdings Ltd.	500	2,365
CLP Holdings Ltd.	10,500	77,693
Hang Seng Bank Ltd.	7,900	98,298
Henderson Land Development Co. Ltd.	2,000	5,273
HKT Trust & HKT Ltd. Stapled Security	40,540	42,342
Hong Kong & China Gas Co. Ltd.	94,277	65,726
Hong Kong Exchanges & Clearing Ltd.	2,271	84,845
Hongkong Land Holdings Ltd.	2,800	9,996
Jardine Matheson Holdings Ltd.	1,800	83,556
Link REIT	14,510	71,143
MTR Corp. Ltd.	16,538	65,461
New World Development Co. Ltd.	4,330	8,426
Power Assets Holdings Ltd.	10,000	48,392
Prudential PLC	2,120	22,998
Sino Land Co. Ltd.	10,776	12,149
Sun Hung Kai Properties Ltd.	1,500	16,050
Swire Pacific Ltd. Class A	1,000	6,748
Techtronic Industries Co. Ltd.	2,500	24,260
WH Group Ltd. (d)	28,072	14,732
Wharf Real Estate Investment Co. Ltd.	2,000	7,725
		821,040
IRELAND — 0.1%
AerCap Holdings NV (a)	141	8,837

See accompanying notes to financial statements.
126

SPDR MSCI WORLD STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Bank of Ireland Group PLC	859	$ 8,449
Kerry Group PLC Class A	210	17,605
Kingspan Group PLC	367	27,572
Smurfit Kappa Group PLC	264	8,821
		71,284
ISRAEL — 0.3%
Azrieli Group Ltd.	229	11,754
Bank Hapoalim BM	2,691	23,955
Bank Leumi Le-Israel BM	4,999	41,376
Check Point Software Technologies Ltd. (a)	344	45,848
Elbit Systems Ltd.	28	5,576
ICL Group Ltd.	7,174	39,705
Israel Discount Bank Ltd. Class A	2,957	15,993
Mizrahi Tefahot Bank Ltd.	700	25,393
Nice Ltd. (a)	59	9,998
Teva Pharmaceutical Industries Ltd. (a)	1,560	15,829
		235,427
ITALY — 0.8%
Assicurazioni Generali SpA	2,198	45,065
Coca-Cola HBC AG	232	6,369
DiaSorin SpA	65	5,947
Enel SpA	6,326	38,980
Eni SpA (b)	6,571	106,137
Ferrari NV	484	143,328
FinecoBank Banca Fineco SpA	988	12,045
Infrastrutture Wireless Italiane SpA (d)	3,425	40,849
Intesa Sanpaolo SpA	24,357	62,923
Mediobanca Banca di Credito Finanziario SpA (b)	1,683	22,327
Moncler SpA	381	22,218
Poste Italiane SpA (d)	562	5,931
Prysmian SpA	61	2,464
Recordati Industria Chimica e Farmaceutica SpA	880	41,656
Telecom Italia SpA (a)(b)	44,903	14,077
Terna - Rete Elettrica Nazionale	1,123	8,475
UniCredit SpA	3,724	89,620
		668,411
JAPAN — 8.5%
Advantest Corp. (b)	1,600	44,829
Aeon Co. Ltd.	1,200	23,823
AGC, Inc.	500	17,571
Aisin Corp.	100	3,786
Ajinomoto Co., Inc.	400	15,450
ANA Holdings, Inc. (a)	200	4,199
Asahi Group Holdings Ltd.	400	14,984
Asahi Kasei Corp.	2,000	12,597
Astellas Pharma, Inc.	1,400	19,458
Bandai Namco Holdings, Inc.	1,900	38,732
BayCurrent Consulting, Inc.	200	6,699
Bridgestone Corp.	900	35,156
Security Description	Shares	Value
Brother Industries Ltd.	2,600	$ 41,964
Canon, Inc. (b)	7,600	183,602
Capcom Co. Ltd.	200	7,217
Central Japan Railway Co.	6,500	158,335
Chiba Bank Ltd. (b)	6,000	43,726
Chubu Electric Power Co., Inc.	5,600	71,564
Chugai Pharmaceutical Co. Ltd.	2,400	74,368
Concordia Financial Group Ltd.	9,600	43,843
CyberAgent, Inc. (b)	400	2,161
Dai Nippon Printing Co. Ltd.	400	10,427
Daifuku Co. Ltd.	300	5,688
Dai-ichi Life Holdings, Inc.	1,300	26,980
Daiichi Sankyo Co. Ltd.	400	11,006
Daikin Industries Ltd.	100	15,731
Daito Trust Construction Co. Ltd.	100	10,555
Daiwa House Industry Co. Ltd.	600	16,143
Daiwa House REIT Investment Corp.	5	8,839
Daiwa Securities Group, Inc. (b)	2,200	12,725
Denso Corp.	2,000	32,180
Dentsu Group, Inc.	100	2,949
Disco Corp.	100	18,482
East Japan Railway Co. (b)	1,800	103,193
ENEOS Holdings, Inc. (b)	22,600	89,340
Fuji Electric Co. Ltd.	100	4,521
FUJIFILM Holdings Corp.	2,700	156,653
Fujitsu Ltd.	100	11,794
Hamamatsu Photonics KK	1,300	54,875
Hankyu Hanshin Holdings, Inc.	500	17,092
Hirose Electric Co. Ltd.	300	34,820
Hitachi Ltd.	900	55,939
Honda Motor Co. Ltd.	9,600	108,207
Hoya Corp.	600	61,618
Idemitsu Kosan Co. Ltd.	500	11,520
Iida Group Holdings Co. Ltd.	200	3,333
Inpex Corp.	1,100	16,630
Isuzu Motors Ltd.	700	8,821
ITOCHU Corp. (b)	5,300	192,004
Japan Airlines Co. Ltd.	500	9,744
Japan Exchange Group, Inc.	2,200	40,897
Japan Metropolitan Fund Invest REIT	2	1,300
Japan Post Bank Co. Ltd.	7,400	64,516
Japan Post Holdings Co. Ltd.	7,600	60,988
Japan Post Insurance Co. Ltd.	1,200	20,269
Japan Real Estate Investment Corp. REIT	1	3,907
Japan Tobacco, Inc.	2,000	46,105
JFE Holdings, Inc.	2,200	32,302
Kajima Corp.	200	3,262
Kansai Electric Power Co., Inc.	2,200	30,628
Kao Corp.	600	22,319
Kawasaki Kisen Kaisha Ltd. (b)	300	10,261
KDDI Corp.	7,500	230,039
Keio Corp. (b)	300	10,337
Keisei Electric Railway Co. Ltd.	200	6,943

See accompanying notes to financial statements.
127

SPDR MSCI WORLD STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Keyence Corp.	300	$ 111,576
Kintetsu Group Holdings Co. Ltd.	700	19,880
Kirin Holdings Co. Ltd.	200	2,805
Kobayashi Pharmaceutical Co. Ltd.	100	4,473
Kobe Bussan Co. Ltd. (b)	200	4,699
Koei Tecmo Holdings Co. Ltd. (b)	1,060	15,098
Koito Manufacturing Co. Ltd.	200	3,024
Komatsu Ltd.	600	16,256
Kubota Corp.	700	10,339
Kyocera Corp.	1,500	76,264
Lasertec Corp.	200	31,188
Lixil Corp. (b)	600	7,002
M3, Inc.	600	10,920
Marubeni Corp.	2,900	45,319
Mazda Motor Corp.	1,300	14,779
McDonald's Holdings Co. Japan Ltd.	700	26,785
MEIJI Holdings Co. Ltd.	700	17,431
MISUMI Group, Inc.	200	3,132
Mitsubishi Chemical Group Corp.	2,700	17,057
Mitsubishi Corp.	2,200	105,087
Mitsubishi Electric Corp.	2,500	30,977
Mitsubishi Estate Co. Ltd.	100	1,310
Mitsubishi Heavy Industries Ltd.	600	33,557
Mitsubishi UFJ Financial Group, Inc.	21,100	179,362
Mitsui & Co. Ltd. (b)	2,000	72,682
Mitsui Chemicals, Inc.	500	12,990
Mitsui Fudosan Co. Ltd.	600	13,244
Mitsui OSK Lines Ltd. (b)	1,300	35,805
Mizuho Financial Group, Inc.	13,240	225,450
MonotaRO Co. Ltd.	700	7,508
MS&AD Insurance Group Holdings, Inc. (b)	600	22,094
Murata Manufacturing Co. Ltd.	2,700	49,468
NEC Corp.	2,000	110,719
Nexon Co. Ltd.	400	7,166
NIDEC Corp.	100	4,645
Nintendo Co. Ltd.	4,500	187,871
Nippon Building Fund, Inc. REIT	1	4,061
NIPPON EXPRESS HOLDINGS, Inc.	100	5,229
Nippon Paint Holdings Co. Ltd.	400	2,697
Nippon Prologis REIT, Inc.	10	18,710
Nippon Steel Corp. (b)	1,300	30,534
Nippon Telegraph & Telephone Corp.	255,000	301,779
Nippon Yusen KK (b)	1,800	46,874
Nissan Chemical Corp.	100	4,261
Nissan Motor Co. Ltd. (b)	6,900	30,532
Nissin Foods Holdings Co. Ltd.	100	8,326
Nitori Holdings Co. Ltd.	300	33,594
Nitto Denko Corp.	100	6,573
Nomura Holdings, Inc.	3,100	12,446
Nomura Real Estate Holdings, Inc.	200	5,030
Security Description	Shares	Value
Nomura Real Estate Master Fund, Inc. REIT	1	$ 1,122
Nomura Research Institute Ltd.	500	13,044
NTT Data Group Corp.	3,400	45,671
Obic Co. Ltd.	700	106,413
Odakyu Electric Railway Co. Ltd. (b)	900	13,477
Oji Holdings Corp.	3,300	13,910
Olympus Corp.	100	1,301
Omron Corp.	100	4,468
Ono Pharmaceutical Co. Ltd.	1,600	30,751
Oracle Corp.	400	29,754
Oriental Land Co. Ltd.	1,000	32,897
ORIX Corp.	2,200	41,177
Osaka Gas Co. Ltd.	3,500	57,745
Otsuka Corp.	1,100	46,676
Otsuka Holdings Co. Ltd.	1,000	35,604
Pan Pacific International Holdings Corp.	2,500	52,572
Panasonic Holdings Corp.	3,200	36,069
Rakuten Group, Inc. (b)	600	2,465
Recruit Holdings Co. Ltd.	598	18,470
Renesas Electronics Corp. (a)	300	4,595
Resona Holdings, Inc.	5,600	31,084
Ricoh Co. Ltd.	4,800	41,510
SBI Holdings, Inc.	100	2,110
SCSK Corp.	2,800	48,954
Secom Co. Ltd.	1,400	95,132
Seiko Epson Corp. (b)	3,000	47,234
Sekisui Chemical Co. Ltd.	100	1,443
Sekisui House Ltd.	800	15,960
Seven & i Holdings Co. Ltd.	800	31,389
SG Holdings Co. Ltd.	3,400	43,632
Sharp Corp. (a)	800	4,996
Shimadzu Corp.	600	15,971
Shimano, Inc.	200	27,026
Shin-Etsu Chemical Co. Ltd.	3,900	113,504
Shionogi & Co. Ltd.	400	17,922
Shizuoka Financial Group, Inc.	4,500	36,760
SoftBank Corp.	24,800	280,948
SoftBank Group Corp.	2,000	84,905
Sompo Holdings, Inc.	500	21,555
Sony Group Corp.	800	65,619
Square Enix Holdings Co. Ltd.	100	3,434
Subaru Corp.	700	13,632
SUMCO Corp.	500	6,530
Sumitomo Chemical Co. Ltd.	4,200	11,455
Sumitomo Corp.	600	11,998
Sumitomo Electric Industries Ltd.	700	8,451
Sumitomo Metal Mining Co. Ltd.	200	5,896
Sumitomo Mitsui Financial Group, Inc.	2,900	142,780
Sumitomo Mitsui Trust Holdings, Inc.	500	18,867
Suntory Beverage & Food Ltd.	400	12,196
Suzuki Motor Corp.	200	8,063

See accompanying notes to financial statements.
128

SPDR MSCI WORLD STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Sysmex Corp.	300	$ 14,340
T&D Holdings, Inc.	1,000	16,539
Taisei Corp.	100	3,526
Takeda Pharmaceutical Co. Ltd.	868	26,995
TDK Corp.	500	18,569
Terumo Corp.	200	5,311
TIS, Inc.	1,400	30,894
Tobu Railway Co. Ltd.	1,000	25,746
Toho Co. Ltd.	900	30,771
Tokio Marine Holdings, Inc.	1,800	41,796
Tokyo Electric Power Co. Holdings, Inc. (a)	8,800	39,440
Tokyo Electron Ltd.	900	123,277
Tokyo Gas Co. Ltd.	900	20,452
Tokyu Corp. (b)	900	10,398
TOPPAN, Inc.	600	14,374
Toray Industries, Inc.	2,600	13,555
Toshiba Corp. (a)	600	18,508
Tosoh Corp.	300	3,856
TOTO Ltd.	200	5,177
Toyota Industries Corp.	100	7,891
Toyota Motor Corp. (b)	11,800	211,724
Toyota Tsusho Corp.	500	29,469
Trend Micro, Inc.	300	11,395
Unicharm Corp.	200	7,091
USS Co. Ltd.	2,200	36,452
Welcia Holdings Co. Ltd.	500	8,656
West Japan Railway Co.	100	4,145
Yakult Honsha Co. Ltd.	200	4,869
Yamaha Motor Co. Ltd.	200	5,269
Yamato Holdings Co. Ltd.	1,500	24,476
Z Holdings Corp.	2,100	5,847
ZOZO, Inc.	100	1,838
		7,290,337
JORDAN — 0.0% (c)
Hikma Pharmaceuticals PLC	346	8,818
LUXEMBOURG — 0.1%
ArcelorMittal SA	1,585	39,897
Eurofins Scientific SE	244	13,821
		53,718
MACAU — 0.0% (c)
Galaxy Entertainment Group Ltd.	1,000	6,020
NETHERLANDS — 1.7%
ABN AMRO Bank NV GDR (d)	1,521	21,643
Adyen NV (a)(d)	34	25,403
Aegon NV	4,549	22,068
Akzo Nobel NV	34	2,465
ASM International NV	75	31,564
ASML Holding NV	973	575,965
EXOR NV (b)	242	21,507
Ferrovial SE	282	8,650
Heineken Holding NV	8	605
Heineken NV	108	9,543
ING Groep NV	6,160	81,850
Security Description	Shares	Value
Koninklijke Ahold Delhaize NV	5,137	$ 155,115
Koninklijke KPN NV	32,429	107,088
Koninklijke Philips NV	1,334	26,787
NN Group NV (b)	358	11,538
OCI NV (a)	1,151	32,159
Randstad NV	130	7,209
Shell PLC	7,159	227,710
Universal Music Group NV	1,107	28,985
Wolters Kluwer NV	612	74,288
		1,472,142
NEW ZEALAND — 0.1%
Auckland International Airport Ltd.	1,924	9,144
Fisher & Paykel Healthcare Corp. Ltd. Class C	556	7,210
Spark New Zealand Ltd.	14,511	41,938
		58,292
NORWAY — 0.3%
Aker BP ASA	508	14,131
DNB Bank ASA	934	18,924
Equinor ASA	2,540	83,820
Gjensidige Forsikring ASA	774	11,456
Mowi ASA	337	6,003
Norsk Hydro ASA	724	4,572
Orkla ASA	381	2,864
Salmar ASA	38	1,941
Telenor ASA	6,636	75,772
		219,483
PORTUGAL — 0.0% (c)
EDP - Energias de Portugal SA	1,073	4,471
Galp Energia SGPS SA	954	14,181
Jeronimo Martins SGPS SA	768	17,287
		35,939
SINGAPORE — 0.7%
CapitaLand Ascendas REIT	6,900	13,902
CapitaLand Integrated Commercial Trust REIT	8,832	11,971
CapitaLand Investment Ltd.	5,400	12,265
DBS Group Holdings Ltd.	3,221	79,386
Keppel Corp. Ltd.	2,200	10,960
Mapletree Logistics Trust REIT	151	186
Mapletree Pan Asia Commercial Trust REIT	200	210
Oversea-Chinese Banking Corp. Ltd.	8,904	83,567
Seatrium Ltd. (a)	39,153	3,844
Singapore Airlines Ltd. (b)	4,250	20,115
Singapore Exchange Ltd.	10,700	76,434
Singapore Technologies Engineering Ltd.	4,100	11,745
Singapore Telecommunications Ltd.	75,642	134,115
STMicroelectronics NV	1,366	59,275
United Overseas Bank Ltd.	2,000	41,761

See accompanying notes to financial statements.
129

SPDR MSCI WORLD STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
UOL Group Ltd.	2,200	$ 10,348
		570,084
SOUTH AFRICA — 0.1%
Anglo American PLC	2,065	57,100
SPAIN — 1.1%
ACS Actividades de Construccion y Servicios SA	953	34,376
Aena SME SA (d)	6	906
Amadeus IT Group SA	225	13,645
Banco Bilbao Vizcaya Argentaria SA	12,381	101,066
Banco Santander SA (b)	33,703	129,119
CaixaBank SA	9,481	38,004
Cellnex Telecom SA (a)(d)	501	17,488
Enagas SA	1,258	20,884
Endesa SA	95	1,939
Grifols SA (a)	272	3,541
Iberdrola SA	4,663	52,307
Industria de Diseno Textil SA	5,223	195,149
Naturgy Energy Group SA (b)	828	22,582
Redeia Corp. SA	4,192	66,108
Repsol SA	3,496	57,631
Telefonica SA (b)	50,031	204,889
		959,634
SWEDEN — 0.6%
Assa Abloy AB Class B	307	6,731
Atlas Copco AB Class A	5,765	78,137
Atlas Copco AB Class B	3,728	43,991
Boliden AB	564	16,324
Epiroc AB Class A	1,598	30,594
Epiroc AB Class B	374	6,031
EQT AB	145	2,895
Essity AB Class B	409	8,881
Evolution AB (d)	310	31,570
H & M Hennes & Mauritz AB Class B (b)	834	11,934
Hexagon AB Class B	1,181	10,151
Industrivarden AB Class A	25	665
Industrivarden AB Class C (b)	502	13,335
Investor AB Class B	3,147	60,772
Nibe Industrier AB Class B	905	5,981
Sandvik AB	2,096	38,894
Skandinaviska Enskilda Banken AB Class A	517	6,217
Skanska AB Class B	564	9,344
SKF AB Class B	543	9,104
Svenska Handelsbanken AB Class A	1,533	13,766
Swedbank AB Class A	1,663	30,813
Tele2 AB Class B (b)	509	3,921
Telefonaktiebolaget LM Ericsson Class B (b)	4,038	19,822
Telia Co. AB	8,284	17,210
Volvo AB Class B	1,635	33,952
Security Description	Shares	Value
Volvo Car AB Class B	438	$ 1,792
		512,827
SWITZERLAND — 2.3%
ABB Ltd.	1,927	69,092
Adecco Group AG	427	17,625
Alcon, Inc.	199	15,432
Baloise Holding AG	26	3,777
Banque Cantonale Vaudoise (b)	250	26,249
Barry Callebaut AG	2	3,188
BKW AG	177	31,248
Chocoladefabriken Lindt & Spruengli AG	1	11,139
Cie Financiere Richemont SA Class A	132	16,161
DSM-Firmenich AG	88	7,466
EMS-Chemie Holding AG	77	52,439
Geberit AG	121	60,712
Givaudan SA	21	68,730
Julius Baer Group Ltd.	109	7,013
Kuehne & Nagel International AG	680	194,010
Logitech International SA	1,006	69,589
Lonza Group AG	27	12,561
Novartis AG	5,144	527,839
Partners Group Holding AG	65	73,505
Schindler Holding AG (e)	232	46,410
Schindler Holding AG (e)	137	26,478
SGS SA	597	50,263
Sika AG	210	53,510
Sonova Holding AG	109	25,939
Straumann Holding AG	158	20,242
Swatch Group AG Bearer Shares	92	23,674
Swiss Life Holding AG	36	22,494
Swiss Prime Site AG	702	64,422
Swisscom AG	318	189,173
Temenos AG	70	4,929
UBS Group AG	3,601	89,317
VAT Group AG (d)	38	13,666
Zurich Insurance Group AG	231	106,081
		2,004,373
UNITED KINGDOM — 2.3%
3i Group PLC	1,264	31,982
abrdn PLC	3,784	7,193
Admiral Group PLC	505	14,651
Ashtead Group PLC	338	20,636
AstraZeneca PLC	669	90,653
AstraZeneca PLC ADR	54	3,657
Auto Trader Group PLC (d)	720	5,427
Aviva PLC	3,376	16,062
BAE Systems PLC	2,387	29,070
Barclays PLC	35,257	68,397
Barratt Developments PLC	1,046	5,631
Berkeley Group Holdings PLC	164	8,221
BP PLC	22,479	145,799

See accompanying notes to financial statements.
130

SPDR MSCI WORLD STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
BP PLC	—	$ —
British American Tobacco PLC	825	25,949
British American Tobacco PLC ADR (b)	1,328	41,712
BT Group PLC (b)	13,656	19,451
Bunzl PLC	672	23,999
Burberry Group PLC	361	8,409
Centrica PLC	5,924	11,168
CK Hutchison Holdings Ltd.	6,500	34,775
CNH Industrial NV	1,383	16,897
Coca-Cola Europacific Partners PLC	27	1,687
Compass Group PLC	1,153	28,146
Croda International PLC	366	21,956
DCC PLC	35	1,969
Diageo PLC	4,260	157,754
Halma PLC	800	18,928
Hargreaves Lansdown PLC	1,046	9,871
HSBC Holdings PLC	27,499	216,454
Imperial Brands PLC	2,773	56,421
Informa PLC	1,130	10,350
Intertek Group PLC	341	17,114
J Sainsbury PLC	4,859	14,993
JD Sports Fashion PLC	3,478	6,355
Johnson Matthey PLC	291	5,782
Kingfisher PLC	3,463	9,438
Land Securities Group PLC REIT	910	6,551
Legal & General Group PLC	4,812	13,068
Liberty Global PLC Class C (a)(b)	1,044	19,377
Lloyds Banking Group PLC	125,580	68,009
London Stock Exchange Group PLC	90	9,045
M&G PLC	9,425	22,697
National Grid PLC	2,767	33,097
NatWest Group PLC	8,610	24,770
Next PLC	274	24,400
Pearson PLC	339	3,593
Persimmon PLC	767	10,087
Reckitt Benckiser Group PLC	1,274	90,096
RELX PLC	3,460	117,191
Rentokil Initial PLC	1,259	9,377
Rolls-Royce Holdings PLC (a)	2,160	5,824
Sage Group PLC	1,971	23,792
Schroders PLC	1,009	5,015
Severn Trent PLC	663	19,138
Smith & Nephew PLC	339	4,233
Spirax-Sarco Engineering PLC	162	18,836
SSE PLC	920	18,079
St. James's Place PLC	1,279	12,991
Standard Chartered PLC	6,318	58,453
Taylor Wimpey PLC	2,086	2,987
Tesco PLC	5,250	16,930
Unilever PLC	1,085	53,793
United Utilities Group PLC	1,018	11,782
Security Description	Shares	Value
Vodafone Group PLC	63,841	$ 59,859
Whitbread PLC	69	2,917
WPP PLC	781	6,987
		1,979,931
UNITED STATES — 67.9%
3M Co.	1,592	149,043
A O Smith Corp.	293	19,376
Abbott Laboratories	3,116	301,785
AbbVie, Inc.	1,945	289,922
Accenture PLC Class A	2,052	630,190
Activision Blizzard, Inc.	1,587	148,591
Adobe, Inc. (a)	927	472,677
Advanced Micro Devices, Inc. (a)	441	45,344
AES Corp.	428	6,506
Aflac, Inc.	1,150	88,262
Agilent Technologies, Inc.	483	54,009
Air Products & Chemicals, Inc.	54	15,304
Akamai Technologies, Inc. (a)	1,100	117,194
Albemarle Corp.	34	5,781
Albertsons Cos., Inc. Class A	426	9,692
Align Technology, Inc. (a)	36	10,992
Allegion PLC	144	15,005
Alliant Energy Corp.	367	17,781
Allstate Corp.	548	61,053
Ally Financial, Inc.	721	19,236
Alphabet, Inc. Class A (a)	7,917	1,036,019
Alphabet, Inc. Class C (a)	6,971	919,126
Altria Group, Inc.	755	31,748
Amazon.com, Inc. (a)	2,535	322,249
Amcor PLC	8,633	79,078
Amcor PLC CDI	1,206	11,092
Ameren Corp.	821	61,435
American Electric Power Co., Inc.	1,390	104,556
American Express Co.	259	38,640
American Financial Group, Inc.	209	23,339
American International Group, Inc.	1,004	60,842
American Tower Corp. REIT	109	17,925
American Water Works Co., Inc.	366	45,322
Ameriprise Financial, Inc.	231	76,156
Amgen, Inc.	815	219,039
Amphenol Corp. Class A	2,908	244,243
Analog Devices, Inc.	238	41,671
Annaly Capital Management, Inc. REIT	1,184	22,271
Aon PLC Class A	442	143,305
Apollo Global Management, Inc.	279	25,043
Apple, Inc.	11,402	1,952,136
Applied Materials, Inc.	2,131	295,037
Aptiv PLC (a)	136	13,408
Aramark	156	5,413
Arch Capital Group Ltd. (a)	333	26,543
Archer-Daniels-Midland Co.	512	38,615
Arista Networks, Inc. (a)	482	88,654
Arrow Electronics, Inc. (a)	447	55,982

See accompanying notes to financial statements.
131

SPDR MSCI WORLD STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Arthur J Gallagher & Co.	479	$ 109,178
Assurant, Inc.	116	16,655
AT&T, Inc.	15,319	230,091
Atmos Energy Corp.	102	10,805
Autodesk, Inc. (a)	34	7,035
Automatic Data Processing, Inc.	1,563	376,027
AutoZone, Inc. (a)	87	220,979
AvalonBay Communities, Inc. REIT	67	11,507
Avery Dennison Corp.	211	38,543
Baker Hughes Co.	673	23,770
Ball Corp.	88	4,381
Bank of America Corp.	10,309	282,260
Bank of New York Mellon Corp.	800	34,120
Bath & Body Works, Inc.	216	7,301
Baxter International, Inc.	541	20,417
Becton Dickinson & Co.	393	101,602
Berkshire Hathaway, Inc. Class B (a)	1,831	641,399
Best Buy Co., Inc.	773	53,700
Biogen, Inc. (a)	101	25,958
BioMarin Pharmaceutical, Inc. (a)	1,056	93,435
Bio-Rad Laboratories, Inc. Class A (a)	37	13,263
BlackRock, Inc.	279	180,371
Blackstone, Inc.	299	32,035
Block, Inc. (a)	100	4,426
Boeing Co. (a)	104	19,935
Booking Holdings, Inc. (a)	8	24,672
Booz Allen Hamilton Holding Corp.	1,076	117,575
BorgWarner, Inc.	366	14,775
Boston Properties, Inc. REIT	30	1,784
Boston Scientific Corp. (a)	394	20,803
Bristol-Myers Squibb Co.	4,342	252,010
Broadcom, Inc.	807	670,278
Broadridge Financial Solutions, Inc.	247	44,225
Brown & Brown, Inc.	1,404	98,055
Brown-Forman Corp. Class B	665	38,364
Builders FirstSource, Inc. (a)	298	37,098
Bunge Ltd.	224	24,248
Burlington Stores, Inc. (a)	41	5,547
Cadence Design Systems, Inc. (a)	542	126,991
Camden Property Trust REIT	102	9,647
Campbell Soup Co.	1,986	81,585
Capital One Financial Corp.	646	62,694
Cardinal Health, Inc.	708	61,469
Carlisle Cos., Inc.	51	13,222
CarMax, Inc. (a)	129	9,124
Carnival Corp. (a)	733	10,057
Carrier Global Corp.	2,109	116,417
Catalent, Inc. (a)	104	4,735
Caterpillar, Inc.	241	65,793
Cboe Global Markets, Inc.	1,078	168,394
Security Description	Shares	Value
CBRE Group, Inc. Class A (a)	345	$ 25,482
CDW Corp.	68	13,720
Celanese Corp.	244	30,627
Cencora, Inc.	786	141,456
Centene Corp. (a)	857	59,030
CenterPoint Energy, Inc.	122	3,276
CF Industries Holdings, Inc.	1,809	155,104
CH Robinson Worldwide, Inc.	1,604	138,153
Charles Schwab Corp.	625	34,313
Charter Communications, Inc. Class A (a)	112	49,260
Cheniere Energy, Inc.	139	23,068
Chesapeake Energy Corp. (b)	262	22,592
Chevron Corp.	1,625	274,007
Chipotle Mexican Grill, Inc. (a)	45	82,432
Chubb Ltd.	397	82,647
Church & Dwight Co., Inc.	1,884	172,631
Cigna Group	373	106,704
Cincinnati Financial Corp.	230	23,527
Cintas Corp.	210	101,012
Cisco Systems, Inc.	17,418	936,392
Citigroup, Inc.	4,843	199,193
Citizens Financial Group, Inc.	883	23,664
Cleveland-Cliffs, Inc. (a)	1,262	19,725
Clorox Co.	98	12,844
CME Group, Inc.	630	126,139
CMS Energy Corp.	705	37,443
Coca-Cola Co.	7,585	424,608
Cognex Corp.	346	14,684
Cognizant Technology Solutions Corp. Class A	1,595	108,045
Coinbase Global, Inc. Class A (a)	97	7,283
Colgate-Palmolive Co.	1,527	108,585
Comcast Corp. Class A	3,956	175,409
Conagra Brands, Inc.	1,019	27,941
ConocoPhillips	2,626	314,595
Consolidated Edison, Inc.	3,762	321,764
Constellation Brands, Inc. Class A	28	7,037
Constellation Energy Corp.	210	22,907
Cooper Cos., Inc.	47	14,946
Copart, Inc. (a)	1,704	73,425
Corning, Inc.	563	17,155
Corteva, Inc.	634	32,435
Costco Wholesale Corp.	888	501,684
Coterra Energy, Inc.	839	22,695
CRH PLC	487	26,998
Crown Castle, Inc. REIT	234	21,535
CSL Ltd.	128	20,719
CSX Corp.	1,022	31,427
Cummins, Inc.	368	84,073
CVS Health Corp.	2,187	152,696
Danaher Corp.	331	82,121
Darden Restaurants, Inc.	127	18,189
Darling Ingredients, Inc. (a)	30	1,566
DaVita, Inc. (a)	76	7,184

See accompanying notes to financial statements.
132

SPDR MSCI WORLD STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Deckers Outdoor Corp. (a)	32	$ 16,451
Deere & Co.	109	41,134
Dell Technologies, Inc. Class C	337	23,219
Delta Air Lines, Inc.	313	11,581
Devon Energy Corp.	1,444	68,879
Diamondback Energy, Inc.	74	11,461
Dick's Sporting Goods, Inc.	116	12,595
Digital Realty Trust, Inc. REIT	94	11,376
Discover Financial Services	230	19,925
Dollar General Corp.	629	66,548
Dollar Tree, Inc. (a)	205	21,822
Dominion Energy, Inc.	2,645	118,152
Domino's Pizza, Inc.	248	93,940
Dover Corp.	129	17,997
Dow, Inc.	597	30,781
DR Horton, Inc.	913	98,120
DTE Energy Co.	232	23,033
Duke Energy Corp.	2,878	254,012
DuPont de Nemours, Inc.	385	28,717
Eastman Chemical Co.	41	3,146
Eaton Corp. PLC	214	45,642
eBay, Inc.	309	13,624
Ecolab, Inc.	81	13,721
Edison International	374	23,670
Edwards Lifesciences Corp. (a)	1,076	74,545
Electronic Arts, Inc.	1,184	142,554
Elevance Health, Inc.	190	82,730
Eli Lilly & Co.	2,347	1,260,644
Emerson Electric Co.	700	67,599
Entergy Corp.	182	16,835
EOG Resources, Inc.	313	39,676
EPAM Systems, Inc. (a)	100	25,569
EQT Corp.	234	9,496
Equinix, Inc. REIT	20	14,525
Equitable Holdings, Inc.	292	8,290
Equity LifeStyle Properties, Inc. REIT	164	10,448
Equity Residential REIT	345	20,255
Erie Indemnity Co. Class A	319	93,719
Essential Utilities, Inc.	190	6,523
Essex Property Trust, Inc. REIT	41	8,696
Estee Lauder Cos., Inc. Class A	430	62,157
Etsy, Inc. (a)	32	2,067
Everest Group Ltd.	45	16,725
Evergy, Inc.	870	44,109
Eversource Energy	719	41,810
Exelon Corp.	741	28,002
Expedia Group, Inc. (a)	20	2,061
Expeditors International of Washington, Inc.	2,123	243,359
Experian PLC	1,244	40,859
Extra Space Storage, Inc. REIT	115	13,982
Exxon Mobil Corp.	3,248	381,900
F5, Inc. (a)	382	61,555
FactSet Research Systems, Inc.	62	27,110
Fair Isaac Corp. (a)	8	6,948
Security Description	Shares	Value
Fastenal Co.	1,415	$ 77,316
FedEx Corp.	244	64,640
Ferguson PLC	473	78,313
Fidelity National Financial, Inc.	788	32,544
Fidelity National Information Services, Inc.	550	30,399
Fifth Third Bancorp	867	21,961
First Horizon Corp.	6,913	76,181
First Solar, Inc. (a)	10	1,616
FirstEnergy Corp.	427	14,595
Fiserv, Inc. (a)	567	64,048
FleetCor Technologies, Inc. (a)	33	8,426
FMC Corp.	178	11,921
Ford Motor Co.	7,743	96,168
Fortinet, Inc. (a)	171	10,034
Fortive Corp.	1	74
Fortune Brands Innovations, Inc.	199	12,370
Fox Corp. Class A	61	1,903
Fox Corp. Class B	272	7,855
Franklin Resources, Inc.	270	6,637
Freeport-McMoRan, Inc.	443	16,519
Garmin Ltd.	309	32,507
GE HealthCare Technologies, Inc.	194	13,200
Gen Digital, Inc.	5,843	103,304
Generac Holdings, Inc. (a)	102	11,114
General Dynamics Corp.	407	89,935
General Electric Co.	578	63,898
General Mills, Inc.	3,909	250,137
General Motors Co.	3,744	123,440
Genuine Parts Co.	201	29,020
Gilead Sciences, Inc.	4,964	372,002
Global Payments, Inc.	156	18,001
Goldman Sachs Group, Inc.	367	118,750
Graco, Inc.	40	2,915
GSK PLC	9,991	181,942
Haleon PLC	3,488	14,511
Halliburton Co.	399	16,160
Hartford Financial Services Group, Inc.	597	42,333
Hasbro, Inc.	81	5,357
HCA Healthcare, Inc.	135	33,207
Healthpeak Properties, Inc. REIT	210	3,856
HEICO Corp.	75	12,145
Henry Schein, Inc. (a)	509	37,793
Hershey Co.	1,560	312,125
Hess Corp.	27	4,131
Hewlett Packard Enterprise Co.	1,666	28,938
HF Sinclair Corp.	308	17,534
Holcim AG	509	32,706
Hologic, Inc. (a)	232	16,101
Home Depot, Inc.	950	287,052
Honeywell International, Inc.	1,322	244,226
Horizon Therapeutics PLC (a)	852	98,568
Hormel Foods Corp.	3,263	124,092
Howmet Aerospace, Inc.	163	7,539

See accompanying notes to financial statements.
133

SPDR MSCI WORLD STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
HP, Inc.	890	$ 22,873
Hubbell, Inc.	54	16,924
Humana, Inc.	243	118,224
Huntington Bancshares, Inc.	1,893	19,687
Huntington Ingalls Industries, Inc.	74	15,139
IDEX Corp.	211	43,892
IDEXX Laboratories, Inc. (a)	148	64,716
Illinois Tool Works, Inc.	569	131,046
Illumina, Inc. (a)	33	4,530
Incyte Corp. (a)	1,972	113,922
Intel Corp.	5,800	206,190
Intercontinental Exchange, Inc.	489	53,800
International Business Machines Corp.	2,632	369,270
International Flavors & Fragrances, Inc.	127	8,658
International Paper Co.	409	14,507
Interpublic Group of Cos., Inc.	543	15,562
Intuit, Inc.	59	30,145
Intuitive Surgical, Inc. (a)	530	154,914
Invesco Ltd.	954	13,852
J M Smucker Co.	994	122,173
Jabil, Inc.	60	7,613
Jack Henry & Associates, Inc.	798	120,610
James Hardie Industries PLC CDI (a)	476	12,531
Jazz Pharmaceuticals PLC (a)	54	6,990
JB Hunt Transport Services, Inc.	135	25,450
Johnson & Johnson	7,167	1,116,260
Johnson Controls International PLC	535	28,467
JPMorgan Chase & Co.	2,993	434,045
Juniper Networks, Inc.	3,514	97,654
Kellogg Co.	2,937	174,781
Keurig Dr Pepper, Inc.	3,627	114,504
KeyCorp	2,010	21,628
Keysight Technologies, Inc. (a)	1,918	253,771
Kimberly-Clark Corp.	739	89,308
Kinder Morgan, Inc.	1,769	29,330
KKR & Co., Inc.	258	15,893
KLA Corp.	56	25,685
Knight-Swift Transportation Holdings, Inc.	190	9,529
Kraft Heinz Co.	1,862	62,638
Kroger Co.	5,404	241,829
L3Harris Technologies, Inc.	109	18,979
Laboratory Corp. of America Holdings	133	26,740
Lam Research Corp.	337	211,221
Las Vegas Sands Corp.	75	3,438
Lear Corp.	95	12,749
Leidos Holdings, Inc.	22	2,028
Lennar Corp. Class A	486	54,544
Liberty Broadband Corp. Class C (a)	163	14,885
Linde PLC	102	37,980
Security Description	Shares	Value
LKQ Corp.	225	$ 11,140
Lockheed Martin Corp.	803	328,395
Loews Corp.	135	8,547
Lowe's Cos., Inc.	280	58,195
LPL Financial Holdings, Inc.	138	32,796
Lululemon Athletica, Inc. (a)	232	89,462
LyondellBasell Industries NV Class A	603	57,104
M&T Bank Corp.	197	24,911
Marathon Oil Corp.	542	14,499
Marathon Petroleum Corp.	1,098	166,171
Markel Group, Inc. (a)	43	63,317
MarketAxess Holdings, Inc.	92	19,655
Marsh & McLennan Cos., Inc.	2,331	443,589
Martin Marietta Materials, Inc.	20	8,210
Marvell Technology, Inc.	187	10,122
Mastercard, Inc. Class A	1,632	646,125
Match Group, Inc. (a)	100	3,918
McCormick & Co., Inc.	514	38,879
McDonald's Corp.	1,182	311,386
McKesson Corp.	608	264,389
Medtronic PLC	1,089	85,334
Merck & Co., Inc.	9,311	958,567
Meta Platforms, Inc. Class A (a)	4,258	1,278,294
MetLife, Inc.	710	44,666
MGM Resorts International (a)	162	5,955
Micron Technology, Inc.	1,028	69,935
Microsoft Corp.	6,330	1,998,697
Moderna, Inc. (a)	273	28,198
Mohawk Industries, Inc. (a)	88	7,551
Molina Healthcare, Inc. (a)	124	40,658
Molson Coors Beverage Co. Class B	170	10,810
Mondelez International, Inc. Class A	1,239	85,987
Monolithic Power Systems, Inc.	89	41,118
Monster Beverage Corp. (a)	1,560	82,602
Moody's Corp.	262	82,837
Morgan Stanley	1,022	83,467
Mosaic Co.	1,069	38,056
Motorola Solutions, Inc.	1,250	340,300
Nestle SA	7,498	850,287
NetApp, Inc.	210	15,935
Netflix, Inc. (a)	168	63,437
Neurocrine Biosciences, Inc. (a)	648	72,900
Newmont Corp.	4,882	180,390
NextEra Energy, Inc.	842	48,238
NIKE, Inc. Class B	2,513	240,293
NiSource, Inc.	89	2,197
Nordson Corp.	68	15,176
Norfolk Southern Corp.	162	31,903
Northern Trust Corp.	102	7,087
Northrop Grumman Corp.	568	250,028
NRG Energy, Inc.	432	16,641
Nucor Corp.	653	102,097
NVIDIA Corp.	3,961	1,722,995

See accompanying notes to financial statements.
134

SPDR MSCI WORLD STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
NVR, Inc. (a)	7	$ 41,743
Occidental Petroleum Corp.	436	28,288
Old Dominion Freight Line, Inc.	212	86,738
Omnicom Group, Inc.	426	31,728
ON Semiconductor Corp. (a)	93	8,644
ONEOK, Inc.	170	10,783
Oracle Corp.	1,915	202,837
O'Reilly Automotive, Inc. (a)	169	153,597
Otis Worldwide Corp.	149	11,966
Ovintiv, Inc.	234	11,131
Owens Corning	141	19,234
PACCAR, Inc.	280	23,806
Packaging Corp. of America	164	25,182
Palo Alto Networks, Inc. (a)	33	7,737
Paramount Global Class B	1,314	16,951
Parker-Hannifin Corp.	28	10,907
Paychex, Inc.	1,181	136,205
Paycom Software, Inc.	108	28,001
Paylocity Holding Corp. (a)	22	3,997
PayPal Holdings, Inc. (a)	440	25,722
Pentair PLC	385	24,929
PepsiCo, Inc.	4,794	812,295
Pfizer, Inc.	17,220	571,187
PG&E Corp. (a)	1,552	25,034
Philip Morris International, Inc.	598	55,363
Phillips 66	519	62,358
Pioneer Natural Resources Co.	158	36,269
PNC Financial Services Group, Inc.	468	57,456
Pool Corp.	88	31,337
PPG Industries, Inc.	199	25,830
PPL Corp.	698	16,445
Principal Financial Group, Inc.	519	37,404
Procter & Gamble Co.	2,460	358,816
Progressive Corp.	1,381	192,373
Prologis, Inc. REIT	371	41,630
Prudential Financial, Inc.	230	21,825
Public Service Enterprise Group, Inc.	238	13,545
Public Storage REIT	421	110,942
PulteGroup, Inc.	805	59,610
QIAGEN NV (a)	1,328	53,808
Qorvo, Inc. (a)	70	6,683
QUALCOMM, Inc.	2,921	324,406
Quest Diagnostics, Inc.	637	77,625
Raymond James Financial, Inc.	169	16,973
Realty Income Corp. REIT	246	12,285
Regeneron Pharmaceuticals, Inc. (a)	431	354,696
Regions Financial Corp.	1,350	23,220
Reliance Steel & Aluminum Co.	106	27,796
Republic Services, Inc.	2,425	345,587
ResMed, Inc.	259	38,298
Revvity, Inc.	68	7,528
Rivian Automotive, Inc. Class A (a)(b)	330	8,012
Security Description	Shares	Value
Robert Half, Inc.	280	$ 20,518
Roche Holding AG	2,952	808,186
Roche Holding AG Bearer Shares	261	76,862
Rockwell Automation, Inc.	145	41,451
Rollins, Inc.	1,341	50,060
Roper Technologies, Inc.	495	239,719
Ross Stores, Inc.	198	22,364
Royal Caribbean Cruises Ltd. (a)	31	2,856
RTX Corp.	869	62,542
S&P Global, Inc.	110	40,195
Salesforce, Inc. (a)	195	39,542
Sanofi	1,983	213,057
SBA Communications Corp. REIT	68	13,612
Schlumberger NV	480	27,984
Schneider Electric SE	272	45,207
Seagate Technology Holdings PLC	191	12,596
Seagen, Inc. (a)	715	151,687
SEI Investments Co.	264	15,901
Sempra	354	24,083
Sherwin-Williams Co.	99	25,250
Simon Property Group, Inc. REIT	177	19,121
Sirius XM Holdings, Inc. (b)	2,902	13,117
Skyworks Solutions, Inc.	346	34,112
Snap-on, Inc.	163	41,575
Southern Co.	4,720	305,478
Southwest Airlines Co.	102	2,761
Stanley Black & Decker, Inc.	262	21,898
Starbucks Corp.	313	28,568
State Street Corp. (f)	370	24,775
Steel Dynamics, Inc.	400	42,888
Stellantis NV (e)	2,934	56,542
Stellantis NV (e)	4,507	86,894
Stryker Corp.	130	35,525
Super Micro Computer, Inc. (a)	10	2,742
Swiss Re AG	272	28,044
Synchrony Financial	603	18,434
Synopsys, Inc. (a)	233	106,940
Sysco Corp.	331	21,863
T Rowe Price Group, Inc.	575	60,300
Take-Two Interactive Software, Inc. (a)	76	10,670
Target Corp.	510	56,391
TE Connectivity Ltd.	445	54,971
Tenaris SA	306	4,855
Teradyne, Inc.	482	48,422
Tesla, Inc. (a)	311	77,818
Texas Instruments, Inc.	2,935	466,694
Texas Pacific Land Corp.	22	40,118
Textron, Inc.	136	10,627
Thermo Fisher Scientific, Inc.	110	55,679
TJX Cos., Inc.	2,029	180,338
T-Mobile U.S., Inc. (a)	1,695	237,385
Toro Co.	86	7,147

See accompanying notes to financial statements.
135

SPDR MSCI WORLD STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Tractor Supply Co. (b)	232	$ 47,108
Tradeweb Markets, Inc. Class A	190	15,238
Trane Technologies PLC	467	94,759
Travelers Cos., Inc.	578	94,393
Truist Financial Corp.	2,450	70,095
Twilio, Inc. Class A (a)	88	5,151
Tyler Technologies, Inc. (a)	27	10,426
Tyson Foods, Inc. Class A	1,115	56,296
U.S. Bancorp	1,969	65,095
Uber Technologies, Inc. (a)	111	5,105
UDR, Inc. REIT	280	9,988
U-Haul Holding Co.	374	19,594
Ulta Beauty, Inc. (a)	155	61,915
Union Pacific Corp.	1,309	266,552
United Parcel Service, Inc. Class B	1,499	233,649
United Rentals, Inc.	60	26,674
United Therapeutics Corp. (a)	138	31,170
UnitedHealth Group, Inc.	2,381	1,200,476
Universal Health Services, Inc. Class B	149	18,734
Valero Energy Corp.	532	75,390
Veeva Systems, Inc. Class A (a)	224	45,573
Ventas, Inc. REIT	183	7,710
VeriSign, Inc. (a)	429	86,885
Verisk Analytics, Inc.	399	94,260
Verizon Communications, Inc.	13,741	445,346
Vertex Pharmaceuticals, Inc. (a)	968	336,612
VF Corp. (b)	272	4,806
Viatris, Inc.	2,932	28,910
Visa, Inc. Class A	4,405	1,013,194
Vistra Corp.	510	16,922
VMware, Inc. Class A (a)	1,343	223,583
Vulcan Materials Co.	20	4,040
W R Berkley Corp.	305	19,364
Walgreens Boots Alliance, Inc.	1,369	30,447
Walmart, Inc.	3,032	484,908
Walt Disney Co. (a)	918	74,404
Warner Bros Discovery, Inc. (a)	4,823	52,378
Waste Connections, Inc.	1,370	183,991
Waste Management, Inc.	2,779	423,631
Waters Corp. (a)	47	12,888
Watsco, Inc. (b)	32	12,087
Webster Financial Corp.	234	9,433
WEC Energy Group, Inc.	1,849	148,937
Wells Fargo & Co.	4,867	198,866
Welltower, Inc. REIT	169	13,844
West Pharmaceutical Services, Inc.	165	61,910
Western Digital Corp. (a)	343	15,651
Westrock Co.	483	17,291
Weyerhaeuser Co. REIT	122	3,741
Whirlpool Corp.	171	22,863
Williams Cos., Inc.	3,335	112,356
Willis Towers Watson PLC	149	31,135
WP Carey, Inc. REIT	142	7,679
Security Description	Shares	Value
WW Grainger, Inc.	121	$ 83,713
Xcel Energy, Inc.	3,354	191,916
Yum! Brands, Inc.	825	103,075
Zebra Technologies Corp. Class A (a)	150	35,480
Zimmer Biomet Holdings, Inc.	102	11,446
Zoetis, Inc.	1,043	181,461
Zoom Video Communications, Inc. Class A (a)	39	2,728
		58,408,833
ZAMBIA — 0.0% (c)
First Quantum Minerals Ltd. (b)	531	12,603
TOTAL COMMON STOCKS (Cost $73,839,088)		85,577,346

PREFERRED STOCKS — 0.0% (c)
GERMANY — 0.0% (c)
Dr Ing hc F Porsche AG (d) (Cost $22,595)	183	17,244
WARRANTS — 0.0% (c)
CANADA — 0.0% (c)
Constellation Software, Inc. (expiring 03/31/40) (a)(b)(g)	61	—
SHORT-TERM INVESTMENTS — 3.3%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (h)(i)	139,180	139,208
State Street Navigator Securities Lending Portfolio II (f)(j)	2,667,879	2,667,879
TOTAL SHORT-TERM INVESTMENTS (Cost $2,807,093)		2,807,087
TOTAL INVESTMENTS — 102.8% (Cost $76,668,776)		88,401,677
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.8)%		(2,371,052)
NET ASSETS — 100.0%		$ 86,030,625
(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2023.
(c)	Amount is less than 0.05% of net assets.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 0.4% of net assets as of September 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Reflects separate holdings of the issuer's common stock traded on different securities exchanges.
(f)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.

See accompanying notes to financial statements.
136

SPDR MSCI WORLD STRATEGICFACTORS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

(g)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2023, total aggregate fair value of the security is $0, representing 0.00% of the Fund's net assets.
(h)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(i)	The rate shown is the annualized seven-day yield at September 30, 2023.
(j)	Investment of cash collateral for securities loaned.
ADR	American Depositary Receipt
CDI	CREST Depository Interest
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$85,577,346	$—	$—	$85,577,346
Preferred Stocks	17,244	—	—	17,244
Warrants	—	—	0(a)	0
Short-Term Investments	2,807,087	—	—	2,807,087
TOTAL INVESTMENTS	$88,401,677	$—	$ 0	$88,401,677
(a)	The Fund held a Level 3 security that was valued at $0 at September 30, 2023.
Sector Breakdown as of September 30, 2023

% of Net Assets
Information Technology	19.1
Health Care	16.3
Financials	15.1
Industrials	11.3
Communication Services	9.6
Consumer Staples	8.9
Consumer Discretionary	6.6
Materials	4.1
Energy	3.9
Utilities	3.6
Real Estate	1.0
Short-Term Investments	3.3
Liabilities in Excess of Other Assets	(2.8)
TOTAL	100.0
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Corp.	304	$ 18,486	$ 5,035	$ —	$ —	$1,254	370	$ 24,775	$ 878
State Street Institutional Liquid Reserves Fund, Premier Class	104,538	104,559	3,236,427	3,201,733	(25)	(20)	139,180	139,208	6,517
State Street Navigator Securities Lending Portfolio II	1,677,495	1,677,495	13,137,726	12,147,342	—	—	2,667,879	2,667,879	11,697
Total		$1,800,540	$16,379,188	$15,349,075	$(25)	$1,234		$2,831,862	$19,092
See accompanying notes to financial statements.
137

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 100.1%
CHINA — 40.9%
111, Inc. ADR (a)	10,956	$ 28,486
360 Security Technology, Inc. Class A (a)	14,400	19,429
37 Interactive Entertainment Network Technology Group Co. Ltd. Class A	20,900	62,249
3SBio, Inc. (b)	26,000	21,745
5I5J Holding Group Co. Ltd. Class A (a)	73,200	25,720
AAC Technologies Holdings, Inc.	52,000	88,970
Addsino Co. Ltd. Class A	24,100	28,414
Advanced Technology & Materials Co. Ltd. Class A	41,500	53,714
AECC Aero-Engine Control Co. Ltd. Class A	26,600	78,386
AECC Aviation Power Co. Ltd. Class A	12,100	61,698
Aerospace Hi-Tech Holdings Group Ltd. Class A	34,467	46,361
Agile Group Holdings Ltd. (a)	237,598	28,214
Agora, Inc. ADR (a)(c)	1,465	3,706
Agricultural Bank of China Ltd. Class H	1,922,703	716,854
Air China Ltd. Class H (a)	269,414	181,975
Airtac International Group	12,088	366,604
AK Medical Holdings Ltd. (b)(c)	10,000	8,440
Akeso, Inc. (a)(b)	45,000	206,848
Alibaba Group Holding Ltd. (a)	889,504	9,722,038
A-Living Smart City Services Co. Ltd. (a)(b)	18,000	10,159
All Winner Technology Co. Ltd. Class A	15,540	50,657
Alpha Group Class A (a)	32,100	35,555
Alphamab Oncology (a)(b)(c)	50,000	54,904
Aluminum Corp. of China Ltd. Class H	506,304	283,153
Angang Steel Co. Ltd. Class H (c)	257,616	64,471
Anhui Conch Cement Co. Ltd. Class H	126,860	337,727
Anhui Expressway Co. Ltd. Class H	32,000	33,463
Anhui Guangxin Agrochemical Co. Ltd. Class A	43,700	120,320
Anhui Gujing Distillery Co. Ltd. Class B	11,100	185,665
Anhui Honglu Steel Construction Group Co. Ltd. Class A	7,660	29,785
Anhui Jiangnan Chemical Industry Co. Ltd. Class A	82,080	57,568
Anhui Jinhe Industrial Co. Ltd. Class A	13,100	41,211
Security Description	Shares	Value
Anhui Sinonet & Xonglong Science & Technology Co. Ltd. Class A (a)	382,500	$ 308,698
Anhui Transport Consulting & Design Institute Co. Ltd. Class A	38,880	51,550
Anhui Truchum Advanced Materials & Technology Co. Ltd. Class A	45,300	43,585
ANTA Sports Products Ltd.	82,325	926,594
Antong Holdings Co. Ltd. Class A (a)	263,100	100,029
Aotecar New Energy Technology Co. Ltd. Class A (a)	199,300	68,934
Apeloa Pharmaceutical Co. Ltd. Class A	26,700	65,928
Ascentage Pharma Group International (a)(b)(c)	7,100	18,947
Autohome, Inc. ADR	4,013	121,795
Avary Holding Shenzhen Co. Ltd. Class A	9,000	25,150
AviChina Industry & Technology Co. Ltd. Class H	322,000	152,945
Avicopter PLC Class A	7,600	39,483
Bafang Electric Suzhou Co. Ltd. Class A	2,520	19,822
BAIC Motor Corp. Ltd. Class H (b)	143,000	43,273
Baidu, Inc. Class A (a)	154,490	2,631,430
Bank of China Ltd. Class H	4,678,466	1,636,778
Bank of Communications Co. Ltd. Class H	1,423,975	861,820
Bank of Jiangsu Co. Ltd. Class A	99,950	98,499
Bank of Nanjing Co. Ltd. Class A	67,900	75,022
Bank of Ningbo Co. Ltd. Class A	39,260	144,792
Bank of Shanghai Co. Ltd. Class A	57,400	48,610
Baoshan Iron & Steel Co. Ltd. Class A	98,100	82,000
Baozun, Inc. Class A (a)	5,579	5,578
BBMG Corp. Class H	159,000	16,444
Beibuwan Port Co. Ltd. Class A	36,400	39,319
BeiGene Ltd. (a)	44,275	608,284
Beijing BDStar Navigation Co. Ltd. Class A (a)	35,100	149,154
Beijing Capital International Airport Co. Ltd. Class H (a)	74,000	34,298
Beijing Chunlizhengda Medical Instruments Co. Ltd. Class H (c)	3,250	5,071
Beijing Easpring Material Technology Co. Ltd. Class A	26,600	153,706
Beijing Enterprises Holdings Ltd.	57,500	198,229

See accompanying notes to financial statements.
138

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Beijing Enterprises Water Group Ltd.	336,000	$ 73,362
Beijing Jetsen Technology Co. Ltd. Class A (a)	185,900	132,681
Beijing Leike Defense Technology Co. Ltd. Class A (a)	309,500	234,491
Beijing Shiji Information Technology Co. Ltd. Class A (a)	24,559	38,596
Beijing SL Pharmaceutical Co. Ltd. Class A	23,500	39,931
BGI Genomics Co. Ltd. Class A	400	2,864
Biem.L.Fdlkk Garment Co. Ltd. Class A	17,360	80,131
Bilibili, Inc. Class Z (a)	14,404	199,181
Bit Digital, Inc. (a)(c)	7,032	15,048
Blue Sail Medical Co. Ltd. Class A	21,700	20,343
BOE Technology Group Co. Ltd. Class A	120,700	63,947
BOE Technology Group Co. Ltd. Class B	134,700	44,889
Bosideng International Holdings Ltd.	144,000	61,962
B-Soft Co. Ltd. Class A	127,310	117,774
BTG Hotels Group Co. Ltd. Class A (a)	17,700	41,859
BYD Co. Ltd. Class H	68,827	2,126,718
BYD Electronic International Co. Ltd.	59,000	268,940
Canaan, Inc. ADR (a)(c)	11,603	21,117
CanSino Biologics, Inc. Class H (a)(b)	4,000	12,462
CECEP Solar Energy Co. Ltd. Class A	83,300	66,199
CECEP Wind-Power Corp. Class A	448,200	201,162
CETC Cyberspace Security Technology Co. Ltd. Class A	9,900	32,313
CETC Digital Technology Co. Ltd. Class A	17,500	56,182
CETC Potevio Science&Technology Co. Ltd. Class A	23,896	68,712
CGN New Energy Holdings Co. Ltd.	98,000	26,027
CGN Nuclear Technology Development Co. Ltd. Class A	40,900	44,180
CGN Power Co. Ltd. Class H (b)	905,000	234,574
Changchun Faway Automobile Components Co. Ltd. Class A	33,490	40,910
Changchun High & New Technology Industry Group, Inc. Class A, NVDR	600	11,447
Security Description	Shares	Value
Changjiang Securities Co. Ltd. Class A	44,500	$ 35,609
Chengdu Hongqi Chain Co. Ltd. Class A	68,197	49,703
Chengdu Kanghong Pharmaceutical Group Co. Ltd. Class A	10,100	22,014
Chengtun Mining Group Co. Ltd. Class A (a)	54,600	35,072
Chengxin Lithium Group Co. Ltd. Class A	8,200	25,166
China Baoan Group Co. Ltd. Class A	57,800	82,665
China Cinda Asset Management Co. Ltd. Class H	798,600	80,555
China CITIC Bank Corp. Ltd. Class H	576,341	267,865
China Coal Energy Co. Ltd. Class H	86,000	67,422
China Communications Services Corp. Ltd. Class H	94,000	39,487
China Conch Environment Protection Holdings Ltd. (a)(c)	110,083	23,614
China Conch Venture Holdings Ltd.	105,583	90,055
China Construction Bank Corp. Class H	5,844,647	3,298,498
China Dongxiang Group Co. Ltd.	319,000	10,997
China Eastern Airlines Corp. Ltd. Class H (a)(c)	130,000	44,319
China Education Group Holdings Ltd. (c)	38,000	30,907
China Everbright Bank Co. Ltd. Class A	199,630	84,118
China Everbright Environment Group Ltd.	290,000	99,976
China Everbright Ltd.	86,000	49,743
China Feihe Ltd. (b)	120,000	70,788
China Galaxy Securities Co. Ltd. Class A	27,100	40,878
China Galaxy Securities Co. Ltd. Class H	250,100	129,012
China Gas Holdings Ltd.	185,800	175,318
China Great Wall Securities Co. Ltd. Class A	19,000	21,645
China International Capital Corp. Ltd. Class H (b)	60,400	110,746
China International Marine Containers Group Co. Ltd. Class H	106,900	61,695
China Jinmao Holdings Group Ltd.	367,722	47,422
China Kings Resources Group Co. Ltd. Class A	31,611	128,427

See accompanying notes to financial statements.
139

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
China Lesso Group Holdings Ltd.	97,000	$ 51,647
China Life Insurance Co. Ltd. Class H	671,261	1,045,651
China Lilang Ltd.	53,000	24,903
China Literature Ltd. (a)(b)	7,000	25,607
China Longyuan Power Group Corp. Ltd. Class H	344,637	300,111
China Medical System Holdings Ltd.	117,000	177,177
China Meheco Co. Ltd. Class A	32,380	55,020
China Meidong Auto Holdings Ltd.	14,000	7,669
China Mengniu Dairy Co. Ltd.	250,041	838,062
China Merchants Bank Co. Ltd. Class A	113,645	514,275
China Merchants Bank Co. Ltd. Class H	256,946	1,072,816
China Merchants Port Holdings Co. Ltd.	212,831	264,957
China Merchants Securities Co. Ltd. Class A	34,266	65,750
China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	35,000	59,520
China Minsheng Banking Corp. Ltd. Class H	367,220	125,660
China National Accord Medicines Corp. Ltd. Class B	17,290	30,731
China National Building Material Co. Ltd. Class H	292,000	153,236
China Northern Rare Earth Group High-Tech Co. Ltd. Class A	16,800	50,245
China Oilfield Services Ltd. Class H	98,557	118,291
China Overseas Land & Investment Ltd.	326,169	676,339
China Overseas Property Holdings Ltd.	172,361	194,548
China Pacific Insurance Group Co. Ltd. Class A	15,900	62,393
China Pacific Insurance Group Co. Ltd. Class H	205,397	514,027
China Petroleum & Chemical Corp. Class H	1,315,421	718,860
China Power International Development Ltd. (c)	502,000	182,677
China Railway Group Ltd. Class H	442,000	228,002
China Rare Earth Resources & Technology Co. Ltd. Class A	3,200	12,645
China Resources Beer Holdings Co. Ltd.	131,590	721,642
China Resources Cement Holdings Ltd.	34,000	8,726
Security Description	Shares	Value
China Resources Gas Group Ltd.	62,300	$ 182,560
China Resources Land Ltd.	234,232	933,118
China Resources Medical Holdings Co. Ltd.	44,500	29,148
China Resources Power Holdings Co. Ltd.	223,695	426,720
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. Class A	9,800	67,416
China Shenhua Energy Co. Ltd. Class H	288,523	935,728
China South City Holdings Ltd. (c)	252,000	14,640
China Southern Airlines Co. Ltd. Class H (a)(c)	176,000	85,620
China State Construction Engineering Corp. Ltd. Class A	139,400	105,807
China Taiping Insurance Holdings Co. Ltd.	87,141	86,787
China Testing & Certification International Group Co. Ltd. Class A	52,756	78,782
China Tourism Group Duty Free Corp. Ltd. Class A	10,000	145,448
China Tower Corp. Ltd. Class H (b)	2,698,000	258,368
China TransInfo Technology Co. Ltd. Class A (a)	24,400	39,987
China Travel International Investment Hong Kong Ltd.	166,000	31,793
China Vanke Co. Ltd. Class A	46,600	83,660
China Vanke Co. Ltd. Class H	99,800	110,098
China Yangtze Power Co. Ltd. Class A	117,300	358,062
China Yongda Automobiles Services Holdings Ltd.	69,500	26,888
China Zhenhua Group Science & Technology Co. Ltd. Class A	14,800	164,479
Chinasoft International Ltd.	138,000	98,322
Chlitina Holding Ltd.	19,000	110,655
Chongqing Brewery Co. Ltd. Class A	7,500	87,767
Chongqing Changan Automobile Co. Ltd. Class A	28,554	52,673
Chongqing Changan Automobile Co. Ltd. Class B	137,556	63,405
Chongqing Fuling Electric Power Industrial Co. Ltd. Class A	40,994	72,977
Chongqing Gas Group Corp. Ltd. Class A	157,400	148,418
Chongqing Rural Commercial Bank Co. Ltd. Class H	142,000	52,399

See accompanying notes to financial statements.
140

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Chongqing Zaisheng Technology Corp. Ltd. Class A	330,000	$ 204,275
Chongqing Zhifei Biological Products Co. Ltd. Class A	13,200	88,178
Chongqing Zongshen Power Machinery Co. Ltd. Class A	49,100	46,029
Chow Tai Seng Jewellery Co. Ltd. Class A	21,732	52,796
CITIC Ltd.	420,000	386,116
CITIC Resources Holdings Ltd.	2,000	89
CITIC Securities Co. Ltd. Class A	40,575	120,626
CITIC Securities Co. Ltd. Class H	178,350	361,626
CITIC Telecom International Holdings Ltd.	141,000	55,811
CMOC Group Ltd. Class H	288,000	184,968
CMST Development Co. Ltd. Class A	83,500	60,742
CNNC Hua Yuan Titanium Dioxide Co. Ltd. Class A	92,835	58,868
Consun Pharmaceutical Group Ltd.	120,400	78,249
Contemporary Amperex Technology Co. Ltd. Class A	21,281	593,032
COSCO SHIPPING Development Co. Ltd. Class H	869,339	94,350
COSCO SHIPPING Energy Transportation Co. Ltd. Class H (c)	173,215	189,319
COSCO SHIPPING Holdings Co. Ltd. Class A	152,500	205,336
COSCO SHIPPING Holdings Co. Ltd. Class H	107,450	110,169
COSCO SHIPPING Ports Ltd.	36,456	23,833
Country Garden Holdings Co. Ltd. (a)(c)	560,825	65,163
Country Garden Services Holdings Co. Ltd. (c)	59,865	61,762
CQ Pharmaceutical Holding Co. Ltd. Class A	61,500	47,946
CSC Financial Co. Ltd. Class A	13,700	46,276
CSG Holding Co. Ltd. Class B	138,950	43,644
CSPC Pharmaceutical Group Ltd.	586,320	429,717
CStone Pharmaceuticals (a)(b)(c)	43,500	10,275
CTS International Logistics Corp. Ltd. Class A	52,980	51,557
Daan Gene Co. Ltd. Class A	45,960	61,631
Dada Nexus Ltd. ADR (a)	808	3,596
Dalian Huarui Heavy Industry Group Co. Ltd. Class A	83,800	54,289
Daqo New Energy Corp. ADR (a)	4,403	133,279
Security Description	Shares	Value
Datang International Power Generation Co. Ltd. Class H (c)	234,000	$ 36,451
Dazhong Transportation Group Co. Ltd. Class B	69,450	13,612
Deppon Logistics Co. Ltd. Class A (a)	24,200	51,218
DHC Software Co. Ltd. Class A	69,900	62,361
Digital China Group Co. Ltd. Class A	24,400	92,466
Digital China Information Service Group Co. Ltd. Class A	29,700	47,654
Do-Fluoride New Materials Co. Ltd. Class A	10,220	22,514
Dongfang Electric Corp. Ltd. Class H	6,600	7,332
Dongfeng Motor Group Co. Ltd. Class H	312,468	123,282
Dongyue Group Ltd.	85,000	63,925
Double Medical Technology, Inc. Class A (a)	9,800	43,756
East Buy Holding Ltd. (a)(b)(c)	29,000	136,820
East Group Co. Ltd. Class A	255,600	216,106
East Money Information Co. Ltd. Class A	12,100	25,244
Ecovacs Robotics Co. Ltd. Class A	10,700	71,228
Eve Energy Co. Ltd. Class A	22,600	139,960
Everbright Securities Co. Ltd. Class A	25,200	57,624
Fanhua, Inc. ADR (a)	6,801	49,035
Far East Horizon Ltd. (c)	200,000	144,027
FAW Jiefang Group Co. Ltd. Class A (a)	33,800	40,268
FIH Mobile Ltd. (a)	148,000	12,661
First Tractor Co. Ltd. Class H (c)	40,000	20,378
Flat Glass Group Co. Ltd. Class A	23,000	89,402
Flat Glass Group Co. Ltd. Class H (c)	19,000	42,697
Focus Media Information Technology Co. Ltd. Class A	77,200	75,762
Foran Energy Group Co. Ltd. Class A	32,370	53,359
Foshan Haitian Flavouring & Food Co. Ltd. Class A	25,001	130,362
Foxconn Industrial Internet Co. Ltd. Class A	98,700	266,876
Fufeng Group Ltd.	77,000	43,358
Fujian Star-net Communication Co. Ltd. Class A	55,000	146,375
Fujian Sunner Development Co. Ltd. Class A	12,300	32,414
Full Truck Alliance Co. Ltd. ADR (a)(c)	28,494	200,598

See accompanying notes to financial statements.
141

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Fuyao Glass Industry Group Co. Ltd. Class A	14,800	$ 74,998
Ganfeng Lithium Group Co. Ltd. Class A	12,780	78,233
Ganfeng Lithium Group Co. Ltd. Class H (b)	17,000	69,786
Gaotu Techedu, Inc. ADR (a)(c)	35,654	98,405
GCL System Integration Technology Co. Ltd. Class A (a)	61,900	24,384
GCL Technology Holdings Ltd.	223,000	41,571
GDS Holdings Ltd. Class A (a)	35,420	48,844
Geely Automobile Holdings Ltd.	376,709	444,440
Genimous Technology Co. Ltd. Class A (a)	38,000	33,693
Genscript Biotech Corp. (a)	80,000	210,934
Getein Biotech, Inc. Class A	27,928	42,971
GF Securities Co. Ltd. Class H	76,800	103,160
Giant Network Group Co. Ltd. Class A	18,800	33,390
GigaDevice Semiconductor, Inc. Class A	4,828	65,339
Ginlong Technologies Co. Ltd. Class A	2,800	30,172
GoerTek, Inc. Class A	23,300	50,465
Goke Microelectronics Co. Ltd. Class A	7,900	78,504
Golden Solar New Energy Technology Holdings Ltd. (a)(c)	52,000	41,829
GoldenHome Living Co. Ltd. Class A	15,848	58,905
Goldenmax International Group Ltd. Class A	154,600	196,917
Goldwind Science & Technology Co. Ltd. Class A	28,100	35,599
Goldwind Science & Technology Co. Ltd. Class H	22,059	11,125
GoodWe Technologies Co. Ltd. Class A	2,907	52,744
Gotion High-tech Co. Ltd. Class A (a)	42,700	135,970
Grandblue Environment Co. Ltd. Class A	17,228	40,861
Great Wall Motor Co. Ltd. Class H (c)	246,992	294,554
Gree Real Estate Co. Ltd. Class A (a)	59,300	59,090
Greentown China Holdings Ltd.	74,500	77,336
Grinm Advanced Materials Co. Ltd. Class A	25,800	42,706
Guangdong Create Century Intelligent Equipment Group Corp. Ltd. Class A (a)	112,400	101,204
Guangdong Haid Group Co. Ltd. Class A	8,900	55,276
Guangdong Hongda Holdings Group Co. Ltd. Class A	18,000	55,119
Security Description	Shares	Value
Guangdong Investment Ltd.	240,000	$ 183,252
Guangdong Kinlong Hardware Products Co. Ltd. Class A	1,400	9,979
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd. Class A	31,200	75,498
Guangshen Railway Co. Ltd. Class H (a)	36,500	8,063
Guangzhou Automobile Group Co. Ltd. Class H	250,844	123,951
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class H	46,000	132,446
Guangzhou Great Power Energy & Technology Co. Ltd. Class A (a)	5,800	26,286
Guangzhou Haige Communications Group, Inc. Co. Class A	139,500	215,786
Guangzhou Kingmed Diagnostics Group Co. Ltd. Class A	7,892	67,549
Guangzhou R&F Properties Co. Ltd. Class H (a)(c)	160,176	25,769
Guangzhou Restaurant Group Co. Ltd. Class A	13,800	43,148
Guangzhou Tinci Materials Technology Co. Ltd. Class A	10,520	39,029
Guizhou Panjiang Refined Coal Co. Ltd. Class A	87,584	74,171
Guocheng Mining Co. Ltd. Class A	35,400	51,455
Guolian Securities Co. Ltd. Class A (a)	1,500	2,182
Guosen Securities Co. Ltd. Class A	32,900	41,589
Guosheng Financial Holding, Inc. Class A (a)	1,900	2,454
Guotai Junan Securities Co. Ltd. Class A	29,800	59,471
H World Group Ltd. (a)	117,620	463,310
Haidilao International Holding Ltd. (b)	49,000	131,387
Haier Smart Home Co. Ltd. Class A	26,600	86,163
Haier Smart Home Co. Ltd. Class H	142,898	449,758
Hainan Strait Shipping Co. Ltd. Class A	209,775	166,997
Haisco Pharmaceutical Group Co. Ltd. Class A (a)	15,800	50,355
Haitian International Holdings Ltd.	49,000	103,858
Haitong Securities Co. Ltd. Class A	22,400	30,591
Haitong Securities Co. Ltd. Class H	238,400	143,067
Hang Zhou Great Star Industrial Co. Ltd. Class A	37,500	100,316

See accompanying notes to financial statements.
142

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Hangcha Group Co. Ltd. Class A	33,360	$ 117,080
Hangjin Technology Co. Ltd. Class A	4,200	18,637
Hangzhou Chang Chuan Technology Co. Ltd. Class A	10,100	46,482
Hangzhou Oxygen Plant Group Co. Ltd. Class A	19,600	87,350
Hangzhou Robam Appliances Co. Ltd. Class A	12,500	46,238
Hangzhou Silan Microelectronics Co. Ltd. Class A	16,700	55,837
Hangzhou Tigermed Consulting Co. Ltd. Class A	10,100	92,325
Han's Laser Technology Industry Group Co. Ltd. Class A	9,000	28,510
Hansoh Pharmaceutical Group Co. Ltd. (b)	40,000	54,444
Harbin Boshi Automation Co. Ltd. Class A	30,689	67,437
Health & Happiness H&H International Holdings Ltd.	18,000	22,340
Hebei Hengshui Laobaigan Liquor Co. Ltd. Class A	3,200	10,190
Hefei Meiya Optoelectronic Technology, Inc. Class A	12,950	37,291
Hello Group, Inc. ADR	10,870	75,873
Henan Lingrui Pharmaceutical Co. Class A	33,300	81,859
Henan Shuanghui Investment & Development Co. Ltd. Class A	16,900	61,214
Henan Yicheng New Energy Co. Ltd. Class A (a)	185,600	127,627
Henan Yuguang Gold & Lead Co. Ltd. Class A	29,000	26,151
Hengan International Group Co. Ltd.	59,500	189,550
Hengdian Group DMEGC Magnetics Co. Ltd. Class A	37,400	83,878
Hengli Petrochemical Co. Ltd. Class A (a)	25,100	49,609
Hexing Electrical Co. Ltd. Class A	17,600	64,426
Hiconics Eco-energy Technology Co. Ltd. Class A (a)	396,100	279,987
Hisense Home Appliances Group Co. Ltd. Class A	34,500	111,421
Hoyuan Green Energy Co. Ltd. Class A	20,035	115,165
Hua Hong Semiconductor Ltd. (a)(b)	35,000	88,664
Huabao Flavours & Fragrances Co. Ltd. Class A	1,700	5,213
Huadian Power International Corp. Ltd. Class H (c)	144,000	59,572
Security Description	Shares	Value
Huadong Medicine Co. Ltd. Class A	14,300	$ 82,906
Huafon Chemical Co. Ltd. Class A	57,000	55,312
Hualan Biological Engineering, Inc. Class A	18,544	56,504
Huaneng Power International, Inc. Class H (a)(c)	446,472	216,627
Huangshan Tourism Development Co. Ltd. Class B (a)	49,400	35,469
Huatai Securities Co. Ltd. Class A	48,500	105,244
Huatai Securities Co. Ltd. Class H (b)	51,000	65,119
Huayu Automotive Systems Co. Ltd. Class A	16,000	41,220
Hubei Biocause Pharmaceutical Co. Ltd. Class A	46,800	20,041
Hubei Dinglong Co. Ltd. Class A	5,600	16,110
Huizhou Desay Sv Automotive Co. Ltd. Class A	10,100	199,123
Hunan Aihua Group Co. Ltd. Class A	13,800	40,269
Hundsun Technologies, Inc. Class A	17,218	76,687
HUYA, Inc. ADR (a)	3,976	11,292
Hytera Communications Corp. Ltd. Class A (a)	182,300	154,132
HyUnion Holding Co. Ltd. Class A (a)	18,700	16,786
Iflytek Co. Ltd. Class A	11,800	82,049
IKD Co. Ltd. Class A	25,200	84,706
I-Mab ADR (a)(c)	1,171	1,546
Industrial & Commercial Bank of China Ltd. Class H	4,604,028	2,216,231
Industrial Bank Co. Ltd. Class A	96,600	215,985
INESA Intelligent Tech, Inc. Class B	382,500	226,822
Inner Mongolia Dian Tou Energy Corp. Ltd. Class A	45,700	86,310
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. Class A	135,900	76,290
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	20,400	74,284
Inner Mongolia Yitai Coal Co. Ltd. Class B (a)	154,281	215,839
Inner Mongolia Yuan Xing Energy Co. Ltd. Class A	43,100	41,824
InnoCare Pharma Ltd. (a)(b)(c)	31,000	23,551
Innovent Biologics, Inc. (a)(b)	59,500	290,592
Intco Medical Technology Co. Ltd. Class A	5,580	17,117
iQIYI, Inc. ADR (a)	17,037	80,755

See accompanying notes to financial statements.
143

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
JA Solar Technology Co. Ltd. Class A	20,584	$ 72,270
Jason Furniture Hangzhou Co. Ltd. Class A	10,410	57,853
JD Health International, Inc. (a)(b)(c)	53,000	274,750
JD.com, Inc. Class A	148,497	2,182,371
Jiajiayue Group Co. Ltd. Class A	17,100	26,592
Jiangsu Eastern Shenghong Co. Ltd. Class A	16,800	26,633
Jiangsu Expressway Co. Ltd. Class H	256,299	231,367
Jiangsu Guotai International Group Co. Ltd. Class A	101,300	103,584
Jiangsu Hengli Hydraulic Co. Ltd. Class A	10,782	94,564
Jiangsu Hengrui Pharmaceuticals Co. Ltd. Class A	34,956	215,616
Jiangsu Hoperun Software Co. Ltd. Class A (a)	17,100	53,161
Jiangsu King's Luck Brewery JSC Ltd. Class A	10,000	80,527
Jiangsu Shagang Co. Ltd. Class A	89,500	48,646
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	7,100	126,101
Jiangsu Yangnong Chemical Co. Ltd. Class A	9,880	93,569
Jiangsu Yoke Technology Co. Ltd. Class A	25,500	226,099
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. Class A	16,097	76,091
Jiangsu Zhongnan Construction Group Co. Ltd. Class A (a)	43,500	9,613
Jiangxi Copper Co. Ltd. Class H	190,578	298,818
Jiangxi Lianchuang Optoelectronic Science & Technology Co. Ltd. Class A	20,600	92,853
Jinke Properties Group Co. Ltd. Class A (a)	73,400	17,530
JinkoSolar Holding Co. Ltd. ADR (a)(c)	2,612	79,326
Jinneng Science&Technology Co. Ltd. Class A	146,200	167,756
JiuGui Liquor Co. Ltd. Class A	400	4,843
Jizhong Energy Resources Co. Ltd. Class A	129,000	119,337
JL Mag Rare-Earth Co. Ltd. Class A	5,120	11,694
Joincare Pharmaceutical Group Industry Co. Ltd. Class A	30,800	52,378
Joinn Laboratories China Co. Ltd. Class A	26,832	87,724
Security Description	Shares	Value
Jointown Pharmaceutical Group Co. Ltd. Class A	33,972	$ 50,498
Joy City Property Ltd.	66,000	2,149
Joyoung Co. Ltd. Class A	21,800	42,578
JOYY, Inc. ADR	2,886	109,985
Juewei Food Co. Ltd. Class A	8,000	41,264
JW Cayman Therapeutics Co. Ltd. (a)(b)	23,000	6,079
Kama Co. Ltd. Class B (a)	179,449	67,114
Kandi Technologies Group, Inc. (a)	4,048	14,006
Kanzhun Ltd. ADR (a)	13,240	200,851
KE Holdings, Inc. ADR	32,843	509,723
Keshun Waterproof Technologies Co. Ltd. Class A	6,220	6,309
Kingboard Holdings Ltd.	74,200	166,555
KingClean Electric Co. Ltd. Class A	17,940	65,646
Kingdee International Software Group Co. Ltd. (a)	164,000	201,863
Kingsoft Cloud Holdings Ltd. (a)(c)	6,390	2,113
Kingsoft Corp. Ltd.	72,200	261,813
Kintor Pharmaceutical Ltd. (a)(b)(c)	23,000	8,047
Kuaishou Technology (a)(b)	99,894	801,642
Kuang-Chi Technologies Co. Ltd. Class A	31,600	62,630
Kunlun Energy Co. Ltd.	304,000	262,007
Kweichow Moutai Co. Ltd. Class A	6,271	1,548,050
KWG Group Holdings Ltd. (a)(c)	119,451	13,879
KWG Living Group Holdings Ltd. (a)	54,416	3,891
LB Group Co. Ltd. Class A	4,400	11,094
Lee & Man Paper Manufacturing Ltd.	153,000	44,737
Lenovo Group Ltd.	517,703	533,445
Lens Technology Co. Ltd. Class A	7,900	13,315
LexinFintech Holdings Ltd. ADR	5,315	11,746
Li Auto, Inc. Class A (a)	65,228	1,151,839
Li Ning Co. Ltd.	162,257	682,644
Lier Chemical Co. Ltd. Class A	81,760	143,753
Lifetech Scientific Corp. (a)	170,000	52,095
Lingyi iTech Guangdong Co. Class A	37,600	29,520
Livzon Pharmaceutical Group, Inc. Class H	28,997	94,968
Lizhong Sitong Light Alloys Group Co. Ltd. Class A	5,400	16,773
Longfor Group Holdings Ltd. (b)	98,476	177,039
LONGi Green Energy Technology Co. Ltd. Class A	51,212	191,753

See accompanying notes to financial statements.
144

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Lu Thai Textile Co. Ltd. Class B	48,200	$ 29,110
Luenmei Quantum Co. Ltd. Class A	140,300	117,081
Lufax Holding Ltd. ADR	8,998	9,538
Lushang Freda Pharmaceutical Co. Ltd. Class A (a)	300	366
Luxshare Precision Industry Co. Ltd. Class A	44,308	181,349
Luye Pharma Group Ltd. (a)(b)(c)	143,000	64,088
Luzhou Laojiao Co. Ltd. Class A	8,400	249,783
Maanshan Iron & Steel Co. Ltd. Class A	183,500	66,491
Mango Excellent Media Co. Ltd. Class A	1,400	5,440
Maxscend Microelectronics Co. Ltd. Class A	2,592	41,518
Mayinglong Pharmaceutical Group Co. Ltd. Class A	17,000	53,783
Meinian Onehealth Healthcare Holdings Co. Ltd. Class A (a)	40,000	37,333
Meituan Class B (a)(b)	249,717	3,653,998
Metallurgical Corp. of China Ltd. Class H	304,000	64,046
Microport Scientific Corp. (a)(c)	52,563	79,463
Milkyway Chemical Supply Chain Service Co. Ltd. Class A	8,000	81,265
Ming Yuan Cloud Group Holdings Ltd. (a)(c)	34,000	14,890
MINISO Group Holding Ltd. ADR	5,200	134,680
Minth Group Ltd.	58,000	149,224
MLS Co. Ltd. Class A	26,400	32,430
Montnets Cloud Technology Group Co. Ltd. Class A (a)	17,500	35,068
Muyuan Foods Co. Ltd. Class A	28,914	150,369
NanJi E-Commerce Co. Ltd. Class A (a)	32,100	15,729
Nanjing Hanrui Cobalt Co. Ltd. Class A	1,000	4,082
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd. Class A	17,847	31,085
NARI Technology Co. Ltd. Class A	45,036	137,165
NAURA Technology Group Co. Ltd. Class A	700	23,184
NavInfo Co. Ltd. Class A (a)	23,300	32,396
NetDragon Websoft Holdings Ltd.	43,000	79,501
NetEase, Inc.	130,670	2,661,168
New China Life Insurance Co. Ltd. Class A	8,600	43,474
New China Life Insurance Co. Ltd. Class H	56,600	136,444
Security Description	Shares	Value
New Hope Liuhe Co. Ltd. Class A (a)	27,900	$ 42,123
New Oriental Education & Technology Group, Inc. (a)	111,110	676,717
Newborn Town, Inc. (a)	102,000	26,829
Newland Digital Technology Co. Ltd. Class A (a)	18,299	47,846
Ningbo Huaxiang Electronic Co. Ltd. Class A	20,400	39,928
Ningbo Orient Wires & Cables Co. Ltd. Class A	2,400	13,114
Ningbo Sanxing Medical Electric Co. Ltd. Class A	35,100	87,295
Ningbo Tuopu Group Co. Ltd. Class A	22,300	226,895
Ningbo Xusheng Group Co. Ltd. Class A	18,608	59,994
NIO, Inc. ADR (a)	92,842	839,292
Niu Technologies ADR (a)	2,749	7,780
Noah Holdings Ltd. ADR	2,041	25,451
Nongfu Spring Co. Ltd. Class H (b)(c)	44,800	257,410
Offcn Education Technology Co. Ltd. Class A (a)	23,300	11,993
Offshore Oil Engineering Co. Ltd. Class A	25,500	22,680
Oppein Home Group, Inc. Class A	9,880	130,034
Orient Securities Co. Ltd. Class A	39,456	51,881
PCI Technology Group Co. Ltd. Class A (a)	43,790	34,019
PDD Holdings, Inc. ADR (a)	38,391	3,765,005
People's Insurance Co. Group of China Ltd. Class A	21,800	17,654
People's Insurance Co. Group of China Ltd. Class H	397,000	142,440
Perfect World Co. Ltd. Class A	16,200	29,350
PetroChina Co. Ltd. Class A	300,900	329,572
PetroChina Co. Ltd. Class H	749,208	564,404
Pharmaron Beijing Co. Ltd. Class A	13,500	57,626
PhiChem Corp. Class A	9,900	21,755
PICC Property & Casualty Co. Ltd. Class H	602,433	773,824
Ping An Bank Co. Ltd. Class A	109,800	168,790
Ping An Healthcare & Technology Co. Ltd. (a)(b)(c)	25,800	60,219
Ping An Insurance Group Co. of China Ltd. Class A	33,800	224,073
Ping An Insurance Group Co. of China Ltd. Class H	385,182	2,205,790
Pingdingshan Tianan Coal Mining Co. Ltd. Class A	91,700	129,764
Poly Developments & Holdings Group Co. Ltd. Class A	46,600	81,486
Poly Property Group Co. Ltd.	210,155	47,763

See accompanying notes to financial statements.
145

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Pop Mart International Group Ltd. (b)	18,000	$ 53,206
Postal Savings Bank of China Co. Ltd. Class H (b)	307,000	155,228
Pylon Technologies Co. Ltd. Class A	1,682	30,174
Qianhe Condiment & Food Co. Ltd. Class A	27,048	64,337
Qifu Technology, Inc. ADR	3,306	50,780
Qingdao East Steel Tower Stock Co. Ltd. Class A	149,100	149,596
Qudian, Inc. ADR (a)	9,801	20,778
Rainbow Digital Commercial Co. Ltd. Class A	27,500	21,439
Red Avenue New Materials Group Co. Ltd. Class A	2,100	9,385
RLX Technology, Inc. ADR (a)(c)	45,539	68,764
Roshow Technology Co. Ltd. Class A (a)	171,300	162,465
SAIC Motor Corp. Ltd. Class A	31,500	63,988
Sailun Group Co. Ltd. Class A	63,300	109,558
Sany Heavy Industry Co. Ltd. Class A	37,600	82,004
Satellite Chemical Co. Ltd. Class A	51,491	108,343
Seazen Group Ltd. (a)(c)	108,952	19,893
Seazen Holdings Co. Ltd. Class A (a)	13,600	24,733
SF Holding Co. Ltd. Class A	12,500	70,000
Shaanxi Coal Industry Co. Ltd. Class A	55,100	139,608
Shandong Chenming Paper Holdings Ltd. Class H (a)	43,350	12,731
Shandong Dawn Polymer Co. Ltd. Class A	5,900	10,973
Shandong Denghai Seeds Co. Ltd. Class A (a)	3,400	6,641
Shandong Gold Mining Co. Ltd. Class A	30,660	105,668
Shandong Himile Mechanical Science & Technology Co. Ltd. Class A	15,300	73,920
Shandong Hi-Speed New Energy Group Ltd. (a)	9,007	3,151
Shandong Linglong Tyre Co. Ltd. Class A	14,400	40,162
Shandong Molong Petroleum Machinery Co. Ltd. Class A (a)	114,100	70,003
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	160,000	140,554
Shandong Xinhua Pharmaceutical Co. Ltd. Class A	27,100	74,875
Security Description	Shares	Value
Shandong Yisheng Livestock & Poultry Breeding Co. Ltd. Class A (a)	21,760	$ 33,540
Shanghai AtHub Co. Ltd. Class A	27,688	78,248
Shanghai Bairun Investment Holding Group Co. Ltd. Class A	26,736	105,795
Shanghai Baosight Software Co. Ltd. Class A	14,731	91,349
Shanghai Baosight Software Co. Ltd. Class B	73,228	154,145
Shanghai Belling Co. Ltd. Class A	63,500	135,441
Shanghai Chlor-Alkali Chemical Co. Ltd. Class B	108,000	52,704
Shanghai Daimay Automotive Interior Co. Ltd. Class A	36,593	88,246
Shanghai Electric Group Co. Ltd. Class H (a)	314,418	73,467
Shanghai Fengyuzhu Culture & Technology Co. Ltd. Class A	36,551	59,098
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class A	10,700	42,003
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	24,500	57,560
Shanghai Fudan Microelectronics Group Co. Ltd. Class H (c)	30,000	64,353
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. Class H	131,000	42,987
Shanghai Haixin Group Co. Class B	179,713	54,453
Shanghai Haohai Biological Technology Co. Ltd. Class H (b)(c)	8,300	48,061
Shanghai Henlius Biotech, Inc. Class H (a)(b)	1,400	1,859
Shanghai Industrial Holdings Ltd.	35,000	43,974
Shanghai International Airport Co. Ltd. Class A (a)	12,200	63,447
Shanghai International Port Group Co. Ltd. Class A	97,200	68,707
Shanghai Jin Jiang Online Network Service Co. Ltd. Class B	109,896	56,377
Shanghai Jinjiang International Travel Co. Ltd. Class B	48,874	71,307
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class A	23,500	39,093
Shanghai Junshi Biosciences Co. Ltd. Class A (a)	7,957	42,047

See accompanying notes to financial statements.
146

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	150,664	$ 61,170
Shanghai M&G Stationery, Inc. Class A	8,196	41,060
Shanghai Mechanical & Electrical Industry Co. Ltd. Class B	47,084	47,272
Shanghai Medicilon, Inc. Class A	3,451	36,017
Shanghai New Power Automotive Technology Co. Ltd. Class B (a)	172,500	35,880
Shanghai Pharmaceuticals Holding Co. Ltd. Class A	17,000	42,186
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	49,500	77,235
Shanghai Pudong Development Bank Co. Ltd. Class A	70,600	68,800
Shanghai Putailai New Energy Technology Co. Ltd. Class A	27,661	111,202
Shanghai RAAS Blood Products Co. Ltd. Class A	41,300	39,453
Shanghai Runda Medical Technology Co. Ltd. Class A	28,500	58,129
Shanghai Wanye Enterprises Co. Ltd. Class A	27,600	59,664
Shanghai Zhangjiang High-Tech Park Development Co. Ltd. Class A	18,700	60,316
Shanghai Zhenhua Heavy Industries Co. Ltd. Class B (a)	129,700	27,885
Shanxi Blue Flame Holding Co. Ltd. Class A	39,600	43,210
Shanxi Coking Coal Energy Group Co. Ltd. Class A	62,070	85,705
Shanxi Lu'an Environmental Energy Development Co. Ltd. Class A	35,000	91,226
Shanxi Meijin Energy Co. Ltd. Class A (a)	35,400	34,109
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. Class A	9,800	322,149
Shengda Resources Co. Ltd. Class A (a)	19,600	38,766
Shengyi Technology Co. Ltd. Class A	19,600	41,321
Shenyang Xingqi Pharmaceutical Co. Ltd. Class A	420	8,620
Shenzhen Agricultural Products Group Co. Ltd. Class A	69,000	65,252
Shenzhen Aisidi Co. Ltd. Class A	49,400	50,514
Shenzhen Capchem Technology Co. Ltd. Class A	3,880	23,336
Shenzhen Das Intellitech Co. Ltd. Class A	113,083	50,133
Security Description	Shares	Value
Shenzhen Expressway Corp. Ltd. Class H	29,000	$ 23,698
Shenzhen Fastprint Circuit Tech Co. Ltd. Class A	36,900	61,840
Shenzhen Gas Corp. Ltd. Class A	44,800	42,182
Shenzhen Gongjin Electronics Co. Ltd. Class A	99,400	160,033
Shenzhen H&T Intelligent Control Co. Ltd. Class A	79,400	155,405
Shenzhen Huaqiang Industry Co. Ltd. Class A	20,400	31,388
Shenzhen Investment Ltd.	232,197	37,060
Shenzhen Kangtai Biological Products Co. Ltd. Class A (a)	4,820	19,364
Shenzhen Kingdom Sci-Tech Co. Ltd. Class A	13,300	23,147
Shenzhen Kinwong Electronic Co. Ltd. Class A	12,020	35,388
Shenzhen Megmeet Electrical Co. Ltd. Class A	40,600	171,132
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	3,600	133,317
Shenzhen MTC Co. Ltd. Class A	119,400	82,105
Shenzhen Neptunus Bioengineering Co. Ltd. Class A (a)	89,993	37,673
Shenzhen SC New Energy Technology Corp. Class A	600	6,255
Shenzhen Senior Technology Material Co. Ltd. Class A	11,340	20,343
Shenzhen Sunlord Electronics Co. Ltd. Class A	13,000	51,317
Shenzhen Suntak Circuit Technology Co. Ltd. Class A	87,600	135,985
Shenzhen World Union Group, Inc. Class A (a)	14,800	5,485
Shenzhen Ysstech Info-tech Co. Ltd. Class A	125,500	147,105
Shenzhou International Group Holdings Ltd.	38,587	369,520
Shijiazhuang Changshan BeiMing Technology Co. Ltd. Class A (a)	52,400	62,356
Sichuan Kelun Pharmaceutical Co. Ltd. Class A	12,200	48,812
Sichuan New Energy Power Co. Ltd. Class A (a)	14,300	23,357
Sichuan Yahua Industrial Group Co. Ltd. Class A	3,600	7,402
Sinofibers Technology Co. Ltd. Class A	21,400	102,950
Sinoma Science & Technology Co. Ltd. Class A	22,300	62,929
Sino-Ocean Group Holding Ltd. (a)(c)	607,711	35,306

See accompanying notes to financial statements.
147

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Sinopec Oilfield Service Corp. Class A (a)	137,100	$ 40,081
Sinopec Oilfield Service Corp. Class H (a)	6,000	475
Sinopec Shanghai Petrochemical Co. Ltd. Class H (a)	444,878	63,052
Sinopharm Group Co. Ltd. Class H	88,800	257,380
Sinotrans Ltd. Class H	169,000	61,715
Sinotruk Hong Kong Ltd.	24,000	46,211
SITC International Holdings Co. Ltd.	140,000	235,245
Skshu Paint Co. Ltd. Class A (a)	19,446	182,910
Skyworth Digital Co. Ltd. Class A	31,500	58,973
Smoore International Holdings Ltd. (b)(c)	94,000	85,336
Sohu.com Ltd. ADR (a)	3,272	30,822
SooChow Securities Co. Ltd. Class A	46,390	53,676
SOS Ltd. ADR (a)	16	70
South Manganese Investment Ltd. (a)(c)(d)	408,000	19,340
State Grid Information & Communication Co. Ltd. Class A	6,300	13,265
STO Express Co. Ltd. Class A (a)	18,094	26,077
Sun Art Retail Group Ltd. (c)	167,000	35,396
Sunac Services Holdings Ltd. (b)	8,751	2,760
Sungrow Power Supply Co. Ltd. Class A	11,800	144,970
Suning Universal Co. Ltd. Class A	79,800	30,887
Sunny Optical Technology Group Co. Ltd.	50,829	355,005
Sunresin New Materials Co. Ltd. Class A	3,675	29,457
Sunward Intelligent Equipment Co. Ltd. Class A (a)	68,400	57,080
Sunwoda Electronic Co. Ltd. Class A	17,000	39,433
Suzhou Dongshan Precision Manufacturing Co. Ltd. Class A	14,400	34,272
Suzhou Maxwell Technologies Co. Ltd. Class A	7,182	124,817
Taiji Computer Corp. Ltd. Class A	15,079	63,331
TAL Education Group ADR (a)	30,549	278,301
TCL Electronics Holdings Ltd. (a)	94,000	36,607
TCL Zhonghuan Renewable Energy Technology Co. Ltd. Class A	28,225	90,574
Security Description	Shares	Value
Tencent Holdings Ltd.	357,296	$ 13,969,118
Tencent Music Entertainment Group ADR (a)	13,792	87,993
Tianma Microelectronics Co. Ltd. Class A (a)	20,700	26,196
Tianneng Power International Ltd. (c)	72,000	68,214
Tianshui Huatian Technology Co. Ltd. Class A	48,000	59,162
Tibet Summit Resources Co. Ltd. Class A (a)	8,500	16,753
Times China Holdings Ltd. (a)(c)	35,000	1,944
Tingyi Cayman Islands Holding Corp.	226,383	316,225
Tong Ren Tang Technologies Co. Ltd. Class H	98,000	77,956
Tongcheng Travel Holdings Ltd. (a)	37,600	82,576
TongFu Microelectronics Co. Ltd. Class A	25,600	67,358
Tongwei Co. Ltd. Class A	25,400	112,467
Topchoice Medical Corp. Class A (a)	7,300	88,372
TravelSky Technology Ltd. Class H	73,000	126,578
Trip.com Group Ltd. (a)	29,129	1,038,429
Triumph New Energy Co. Ltd. Class H (a)	42,000	27,243
Tsingtao Brewery Co. Ltd. Class H	48,000	392,857
Tuya, Inc. ADR (a)	7,032	10,900
Unigroup Guoxin Microelectronics Co. Ltd. Class A (a)	10,099	120,871
Uni-President China Holdings Ltd.	139,000	97,614
Unisplendour Corp. Ltd. Class A (a)	17,820	57,649
Universal Scientific Industrial Shanghai Co. Ltd. Class A	19,600	39,250
Up Fintech Holding Ltd. ADR (a)	12,430	63,642
Valiant Co. Ltd. Class A	22,300	52,829
Venus MedTech Hangzhou, Inc. Class H (a)(b)	4,500	2,672
Vipshop Holdings Ltd. ADR (a)	30,067	481,373
Visionox Technology, Inc. Class A (a)	160,300	170,074
Visual China Group Co. Ltd. Class A	20,700	42,589
Viva Biotech Holdings (a)(b)	17,500	2,815
Vnet Group, Inc. ADR (a)(c)	7,472	23,387
Walvax Biotechnology Co. Ltd. Class A	6,200	20,032
Wangneng Environment Co. Ltd. Class A	78,700	169,158

See accompanying notes to financial statements.
148

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Wanhua Chemical Group Co. Ltd. Class A	13,500	$ 163,651
Want Want China Holdings Ltd.	485,287	316,632
Wasu Media Holding Co. Ltd. Class A	33,000	34,786
Weibo Corp. ADR	3,128	39,225
Weichai Power Co. Ltd. Class A	95,900	164,928
Weichai Power Co. Ltd. Class H	37,000	50,361
Weimob, Inc. (a)(b)(c)	155,000	67,091
West China Cement Ltd.	286,000	26,658
Will Semiconductor Co. Ltd. Shanghai Class A	6,255	79,894
Wingtech Technology Co. Ltd. Class A (a)	18,500	110,836
Winning Health Technology Group Co. Ltd. Class A	78,100	78,146
Wuhan Guide Infrared Co. Ltd. Class A	67,712	70,818
Wuliangye Yibin Co. Ltd. Class A	21,244	455,161
WUS Printed Circuit Kunshan Co. Ltd. Class A	21,750	67,199
Wushang Group Co. Ltd. Class A	1,000	1,268
WuXi AppTec Co. Ltd. Class A	23,940	283,176
Wuxi Biologics Cayman, Inc. (a)(b)	209,280	1,219,844
Wuxi Taiji Industry Co. Ltd. Class A (a)	149,600	133,671
XD, Inc. (a)	28,800	52,218
Xiamen Faratronic Co. Ltd. Class A	7,300	97,120
Xiamen Intretech, Inc. Class A	13,960	35,198
Xiamen ITG Group Corp. Ltd. Class A	40,900	44,236
Xiamen Kingdomway Group Co. Class A	19,500	48,417
Xianhe Co. Ltd. Class A	1,000	2,520
Xiaomi Corp. Class B (a)(b)	773,043	1,218,020
Xilinmen Furniture Co. Ltd. Class A	23,700	69,190
Xinhuanet Co. Ltd. Class A	14,500	60,840
Xinjiang Xintai Natural Gas Co. Ltd. Class A	18,792	75,238
Xinte Energy Co. Ltd. Class H (a)(c)	21,600	42,638
Xinyi Glass Holdings Ltd.	247,635	320,616
Xinyi Solar Holdings Ltd.	272,228	203,688
XPeng, Inc. Class A (a)(c)	63,320	565,541
Xtep International Holdings Ltd.	95,465	88,495
Yadea Group Holdings Ltd. (b)	70,000	129,957
Yangzijiang Shipbuilding Holdings Ltd.	236,100	287,146
Yankuang Energy Group Co. Ltd. Class H (c)	226,323	427,687
Security Description	Shares	Value
Yantai Changyu Pioneer Wine Co. Ltd. Class B	28,353	$ 35,406
Yantai Dongcheng Pharmaceutical Co. Ltd. Class A	35,900	81,943
Yantai Eddie Precision Machinery Co. Ltd. Class A	21,681	52,731
Yantai Jereh Oilfield Services Group Co. Ltd. Class A	8,900	38,956
Yantai Zhenghai Magnetic Material Co. Ltd. Class A	155,100	249,497
Yatsen Holding Ltd. ADR (a)	15,750	15,750
Yeahka Ltd. (a)(c)	8,000	15,118
YGSOFT, Inc. Class A	70,461	59,574
Yidu Tech, Inc. (a)(b)(c)	30,000	15,245
Yifan Pharmaceutical Co. Ltd. Class A (a)	22,700	42,716
Yifeng Pharmacy Chain Co. Ltd. Class A	17,837	85,858
Yihai International Holding Ltd.	20,000	34,475
Yixintang Pharmaceutical Group Co. Ltd. Class A	12,200	38,832
Yonyou Network Technology Co. Ltd. Class A	22,320	50,916
Youdao, Inc. ADR (a)(c)	7,032	28,269
YTO Express Group Co. Ltd. Class A	27,700	57,143
Yum China Holdings, Inc.	29,547	1,646,359
Yunda Holding Co. Ltd. Class A	22,430	30,355
Yunnan Energy New Material Co. Ltd. Class A	8,900	73,172
Yunnan Lincang Xinyuan Germanium Industrial Co. Ltd. Class A (a)	90,400	163,659
Zai Lab Ltd. (a)	46,720	112,984
ZBOM Home Collection Co. Ltd. Class A	30,480	96,681
Zhaojin Mining Industry Co. Ltd. Class H	57,500	80,173
Zhejiang Akcome New Energy Technology Co. Ltd. Class A (a)	242,800	78,981
Zhejiang Century Huatong Group Co. Ltd. Class A (a)	127,118	84,271
Zhejiang Crystal-Optech Co. Ltd. Class A	97,800	149,806
Zhejiang Dahua Technology Co. Ltd. Class A	53,700	164,142
Zhejiang Dingli Machinery Co. Ltd. Class A	10,620	76,891
Zhejiang Expressway Co. Ltd. Class H (c)	176,000	131,238
Zhejiang Hisoar Pharmaceutical Co. Ltd. Class A	41,500	48,986
Zhejiang Huayou Cobalt Co. Ltd. Class A	3,870	19,924
Zhejiang Jiecang Linear Motion Technology Co. Ltd. Class A	16,236	39,511

See accompanying notes to financial statements.
149

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Zhejiang Jiemei Electronic & Technology Co. Ltd. Class A	13,680	$ 49,194
Zhejiang Jingu Co. Ltd. Class A (a)	114,800	116,443
Zhejiang Jingxin Pharmaceutical Co. Ltd. Class A	29,560	50,553
Zhejiang Jinke Tom Culture Industry Co. Ltd. Class A (a)	83,800	60,155
Zhejiang JIULI Hi-tech Metals Co. Ltd. Class A	34,600	91,656
Zhejiang Medicine Co. Ltd. Class A	22,700	34,802
Zhejiang Meida Industrial Co. Ltd. Class A	35,400	51,843
Zhejiang Narada Power Source Co. Ltd. Class A (a)	25,300	49,761
Zhejiang NHU Co. Ltd. Class A	18,724	41,736
Zhejiang Semir Garment Co. Ltd. Class A	27,500	23,213
Zhejiang Shibao Co. Ltd. Class A (a)	55,100	128,112
Zhejiang Starry Pharmaceutical Co. Ltd. Class A	700	1,485
Zhejiang Supor Co. Ltd. Class A	8,190	54,497
Zhejiang Wansheng Co. Ltd. Class A	150,200	218,319
Zhejiang Xianju Pharmaceutical Co. Ltd. Class A	36,900	59,054
Zhejiang Yasha Decoration Co. Ltd. Class A	68,900	51,067
Zhejiang Yongtai Technology Co. Ltd. Class A	32,007	56,232
Zhengzhou Coal Mining Machinery Group Co. Ltd. Class H	35,600	34,728
Zhihu, Inc. ADR (a)(c)	7,735	8,044
ZhongAn Online P&C Insurance Co. Ltd. Class H (a)(b)	16,800	49,552
Zhongsheng Group Holdings Ltd.	42,000	118,248
Zhongtian Financial Group Co. Ltd. Class A (a)	92,600	5,084
Zhuzhou CRRC Times Electric Co. Ltd. Class H	57,800	200,001
Zijin Mining Group Co. Ltd. Class H	662,506	1,013,403
Zoomlion Heavy Industry Science & Technology Co. Ltd. Class A	83,600	78,600
ZTE Corp. Class A	9,500	42,612
ZTE Corp. Class H	73,440	221,768
ZTO Express Cayman, Inc. ADR	32,986	797,272
		138,342,092
HONG KONG — 0.4%
Alibaba Pictures Group Ltd. (a)	870,107	68,881
Security Description	Shares	Value
C Fiber Optic (a)(d)	686,800	$ —
China Animal Healthcare Ltd. (a)(d)	305,700	—
China Common Rich Renewable Energy Investments Ltd. (a)(c)(d)	5,962,000	—
China First Capital Group Ltd. (a)	66,800	444
China High Speed Transmission Equipment Group Co. Ltd. (a)	8,000	2,298
China Huishan Dairy Holdings Co. Ltd. (a)(d)	549,000	—
China Huiyuan Juice Group Ltd. (a)(d)	157,000	—
Chong Sing Holdings FinTech Group Ltd. (a)(d)	2,260,000	—
Citychamp Watch & Jewellery Group Ltd. (a)	316,000	47,611
Comba Telecom Systems Holdings Ltd.	233,847	30,456
CTEG (a)(c)(d)	438,000	—
Digital China Holdings Ltd.	101,000	32,111
Ding Yi Feng Holdings Group International Ltd. (a)	24,000	4,566
Fullshare Holdings Ltd. (a)	31,100	99
Guotai Junan International Holdings Ltd.	18,000	1,402
Hi Sun Technology China Ltd. (a)	162,000	11,997
Huabao International Holdings Ltd. (c)	41,000	14,030
National Agricultural Holdings Ltd. (a)(d)	57,816	—
Nine Dragons Paper Holdings Ltd. (a)	126,000	70,788
Sino Biopharmaceutical Ltd.	791,000	285,824
Skyworth Group Ltd.	69,600	26,127
Solargiga Energy Holdings Ltd.	603,000	13,782
SSY Group Ltd.	240,691	139,525
Tech-Pro, Inc. (a)(c)(d)	1,684,800	—
United Energy Group Ltd.	204,000	29,955
United Laboratories International Holdings Ltd.	74,000	74,927
Vinda International Holdings Ltd.	31,000	74,493
Wasion Holdings Ltd.	8,000	2,972
WH Group Ltd. (b)	508,259	266,724
		1,199,012
INDIA — 26.6%
Aarti Drugs Ltd.	2,750	17,967
Aavas Financiers Ltd. (a)	6,223	130,341
ABB India Ltd.	6,588	325,131
Adani Energy Solutions Ltd. (a)	15,968	155,803
Adani Enterprises Ltd.	21,312	619,512
Adani Green Energy Ltd. (a)	25,155	299,029

See accompanying notes to financial statements.
150

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Adani Ports & Special Economic Zone Ltd.	76,823	$ 763,362
Adani Power Ltd. (a)	63,900	290,447
Adani Total Gas Ltd.	16,945	125,137
Affle India Ltd. (a)	9,027	120,326
AIA Engineering Ltd.	7,056	298,473
Ajanta Pharma Ltd.	4,230	91,684
Alembic Pharmaceuticals Ltd.	8,890	83,979
Alok Industries Ltd. (a)	301,869	68,886
Amber Enterprises India Ltd. (a)	3,739	134,033
APL Apollo Tubes Ltd.	14,160	277,091
Apollo Hospitals Enterprise Ltd.	5,789	358,165
Apollo Tyres Ltd.	42,898	190,440
Ashok Leyland Ltd.	42,810	91,248
Asian Paints Ltd.	21,904	833,798
Astral Ltd.	9,430	217,174
AstraZeneca Pharma India Ltd.	6,718	364,311
AU Small Finance Bank Ltd. (b)	13,135	112,857
Aurobindo Pharma Ltd.	29,412	323,849
Avenue Supermarts Ltd. (a)(b)	4,521	200,110
Axis Bank Ltd.	137,798	1,720,292
Bajaj Auto Ltd.	5,185	316,172
Bajaj Electricals Ltd.	20,246	268,772
Bajaj Finance Ltd.	14,749	1,387,271
Bajaj Finserv Ltd.	24,900	461,845
Bajaj Hindusthan Sugar Ltd. (a)	367,888	116,292
Bajel Projects Ltd. (a)	20,246	31,926
Balkrishna Industries Ltd.	7,215	222,233
Bandhan Bank Ltd. (b)	43,283	131,140
Bank of Baroda	41,809	107,718
BEML Land Assets Ltd. (a)	6,425	12,755
BEML Ltd.	5,986	167,107
Bharat Bijlee Ltd.	6,645	288,534
Bharat Electronics Ltd.	264,456	440,435
Bharat Forge Ltd.	22,849	300,356
Bharat Heavy Electricals Ltd.	200,804	316,774
Bharat Petroleum Corp. Ltd.	48,163	201,024
Bharti Airtel Ltd.	173,959	1,940,669
Biocon Ltd.	110,293	361,528
Birlasoft Ltd.	44,428	258,598
Bosch Ltd.	639	146,356
Brightcom Group Ltd.	260,184	59,217
Britannia Industries Ltd.	3,947	215,653
Can Fin Homes Ltd.	51,119	470,800
Carysil Ltd.	9,272	69,237
Cholamandalam Financial Holdings Ltd.	28,901	403,874
Cholamandalam Investment & Finance Co. Ltd.	52,479	769,447
Cipla Ltd.	72,728	1,038,837
City Union Bank Ltd.	249	380
Coal India Ltd.	113,947	405,066
Crompton Greaves Consumer Electricals Ltd.	50,199	187,306
Dabur India Ltd.	28,552	189,656
Security Description	Shares	Value
DCB Bank Ltd.	61,598	$ 92,462
Deepak Nitrite Ltd.	7,181	183,366
Delhivery Ltd. (a)	32,908	163,547
Dhani Services Ltd. (a)	21,503	10,889
Dish TV India Ltd. (a)	125,473	27,651
Dishman Carbogen Amcis Ltd. (a)	3,772	7,384
Divi's Laboratories Ltd.	7,529	341,370
Dixon Technologies India Ltd.	7,723	491,911
DLF Ltd.	55,033	351,837
Dr Lal PathLabs Ltd. (b)	6,568	199,659
Dr Reddy's Laboratories Ltd.	8,867	596,570
Edelweiss Financial Services Ltd.	33,723	24,874
Eicher Motors Ltd.	8,328	345,686
Elecon Engineering Co. Ltd.	19,782	184,227
Emami Ltd.	10,986	71,235
Epigral Ltd.	1,782	21,320
Escorts Kubota Ltd.	5,142	197,225
Federal Bank Ltd.	135,341	239,907
Fine Organic Industries Ltd.	23	1,328
Finolex Cables Ltd.	21,352	288,237
Fortis Healthcare Ltd.	39,360	161,130
FSN E-Commerce Ventures Ltd. (a)	95,532	176,244
GAIL India Ltd.	207,842	311,358
Gillette India Ltd.	880	64,925
Glenmark Pharmaceuticals Ltd.	15,867	163,464
GMR Airports Infrastructure Ltd. (a)	521,747	374,152
Godrej Consumer Products Ltd. (a)	40,137	479,278
Godrej Industries Ltd. (a)	15,405	105,676
Godrej Properties Ltd. (a)	9,310	174,235
Granules India Ltd.	50,356	215,119
Graphite India Ltd.	31,017	183,787
Grasim Industries Ltd.	12,090	282,795
Gujarat Pipavav Port Ltd.	41,197	61,641
Havells India Ltd.	28,723	480,422
HCL Technologies Ltd.	80,202	1,192,581
HDFC Bank Ltd.	321,347	5,906,365
HDFC Life Insurance Co. Ltd. (b)	46,874	359,791
HEG Ltd.	9,224	191,420
Hero MotoCorp Ltd.	10,109	372,173
HFCL Ltd.	88,021	81,776
Hikal Ltd.	8,724	31,034
Hindalco Industries Ltd.	93,295	553,481
Hindustan Construction Co. Ltd. (a)	520,583	173,024
Hindustan Copper Ltd.	22,270	43,552
Hindustan Petroleum Corp. Ltd. (a)	45,014	138,200
Hindustan Unilever Ltd.	70,337	2,088,395
Hindustan Zinc Ltd.	126,381	469,736
ICICI Bank Ltd.	603	6,912
ICICI Bank Ltd. ADR	168,406	3,893,547

See accompanying notes to financial statements.
151

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
ICICI Lombard General Insurance Co. Ltd. (b)	2,074	$ 32,707
ICICI Prudential Life Insurance Co. Ltd. (b)	9,996	68,156
IDFC First Bank Ltd. (a)	263,589	303,135
IDFC Ltd.	136,278	211,454
IIFL Finance Ltd.	90,173	648,869
India Cements Ltd. (a)	30,739	86,323
Indiabulls Housing Finance Ltd.	36,854	82,326
Indiabulls Real Estate Ltd. (a)	29,432	29,506
IndiaMart InterMesh Ltd. (b)	732	25,354
Indian Hotels Co. Ltd.	50,652	250,755
Indian Oil Corp. Ltd.	272,929	298,922
Indus Towers Ltd. (a)	61,162	141,192
Infibeam Avenues Ltd.	765,236	163,569
Info Edge India Ltd.	5,214	261,531
Infosys Ltd. ADR (c)	205,293	3,512,563
InterGlobe Aviation Ltd. (a)(b)	6,178	177,154
IOL Chemicals & Pharmaceuticals Ltd.	1,895	10,877
Ipca Laboratories Ltd.	23,768	267,801
ITC Ltd. GDR	191,979	1,027,088
Jaiprakash Power Ventures Ltd. (a)	1,261,975	155,769
Jindal Stainless Ltd.	42,392	242,918
Jindal Steel & Power Ltd.	50,157	423,616
Jio Financial Services Ltd. (a)	184,743	514,354
Johnson Controls-Hitachi Air Conditioning India Ltd. (a)	9,079	133,636
JSW Energy Ltd.	47,982	252,734
JSW Steel Ltd.	54,222	509,042
Jubilant Foodworks Ltd.	39,978	256,647
Jubilant Ingrevia Ltd.	26,246	151,408
Jubilant Pharmova Ltd.	9,139	47,890
Just Dial Ltd. (a)	17,981	157,938
Jyoti Resins & Adhesives Ltd.	13,772	269,897
Karnataka Bank Ltd.	52,781	158,233
Kaveri Seed Co. Ltd. (a)	10,264	74,408
Kotak Mahindra Bank Ltd.	70,236	1,468,049
KPIT Technologies Ltd.	16,402	227,598
Larsen & Toubro Ltd. GDR	41,423	1,503,655
Laurus Labs Ltd. (b)	78,037	371,572
Lemon Tree Hotels Ltd. (a)(b)	267,564	366,509
LIC Housing Finance Ltd.	33,272	186,050
LTIMindtree Ltd. (b)	7,429	466,081
Lupin Ltd.	21,124	297,942
Macrotech Developers Ltd. (b)	18,148	174,823
Mahindra & Mahindra Financial Services Ltd.	66,906	242,796
Mahindra & Mahindra Ltd.	55,073	1,030,779
MakeMyTrip Ltd. (a)(c)	9,510	385,345
Manappuram Finance Ltd.	54,945	99,150
Marico Ltd.	44,823	303,161
Marksans Pharma Ltd.	212,751	281,947
Maruti Suzuki India Ltd.	6,998	894,170
Max Financial Services Ltd. (a)	13,005	142,475
Security Description	Shares	Value
Motherson Sumi Wiring India Ltd.	123,723	$ 96,024
Muthoot Finance Ltd.	8,897	134,139
Natco Pharma Ltd.	8,486	89,217
Navin Fluorine International Ltd.	4,924	223,350
NCC Ltd.	74,810	139,681
Nestle India Ltd.	1,846	500,327
NOCIL Ltd.	57,349	157,355
NTPC Ltd.	255,500	755,504
Nuvama Wealth Management Ltd. (a)	376	10,913
Oberoi Realty Ltd.	8,266	114,905
Oil & Natural Gas Corp. Ltd.	291,829	674,212
Olectra Greentech Ltd.	13,387	193,588
One 97 Communications Ltd. (a)	10,362	107,025
Page Industries Ltd.	665	312,144
Persistent Systems Ltd.	4,412	307,980
PI Industries Ltd.	7,601	316,063
Piramal Enterprises Ltd.	4,332	54,741
Piramal Pharma Ltd. (a)	20,258	24,895
PNB Housing Finance Ltd. (a)(b)	55,327	462,451
Power Finance Corp. Ltd. (e)	69,621	211,191
Power Finance Corp. Ltd. (a)(e)	17,405	52,798
Power Grid Corp. of India Ltd.	123,805	297,805
Rajesh Exports Ltd. (a)	22,618	136,757
RattanIndia Enterprises Ltd. (a)	196,672	134,760
RattanIndia Power Ltd. (a)	1,364,875	113,409
Raymond Ltd.	7,809	170,043
RBL Bank Ltd. (b)	46,941	142,873
REC Ltd.	83,147	287,766
Reliance Industries Ltd. GDR (b)	94,698	5,293,618
Reliance Infrastructure Ltd. (a)	65,183	136,031
Reliance Power Ltd. (a)	454,707	105,407
Religare Enterprises Ltd. (a)	36,329	105,739
Route Mobile Ltd.	5,088	97,454
Samvardhana Motherson International Ltd.	120,918	139,787
SBI Life Insurance Co. Ltd. (b)	15,895	249,868
Sequent Scientific Ltd. (a)	91,866	102,496
Shilpa Medicare Ltd. (a)	11,522	49,756
Shree Renuka Sugars Ltd. (a)	204,933	134,744
Shriram Finance Ltd.	16,412	379,334
Siemens Ltd.	5,121	226,476
Solara Active Pharma Sciences Ltd. (a)	1,120	4,817
Sona Blw Precision Forgings Ltd. (b)	36,346	255,346
South Indian Bank Ltd.	439,576	143,718
SpiceJet Ltd. (a)	57,157	24,779
State Bank of India	140,561	1,013,145
Steel Authority of India Ltd.	180,820	204,356
Strides Pharma Science Ltd.	12,615	77,187

See accompanying notes to financial statements.
152

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Subex Ltd. (a)	105,925	$ 41,520
Sun Pharma Advanced Research Co. Ltd. (a)	23,238	65,230
Sun Pharmaceutical Industries Ltd.	95,521	1,332,776
Suzlon Energy Ltd. (a)	865,882	269,020
Tarsons Products Ltd. (a)	28,688	181,716
Tata Communications Ltd.	7,044	163,946
Tata Consultancy Services Ltd.	72,419	3,077,238
Tata Consumer Products Ltd.	24,414	257,807
Tata Elxsi Ltd.	1,244	108,266
Tata Motors Ltd.	130,940	993,704
Tata Steel Ltd.	300,074	465,787
Tata Teleservices Maharashtra Ltd. (a)	170,106	203,719
TCI Express Ltd.	969	16,908
Tech Mahindra Ltd.	40,142	591,099
Thyrocare Technologies Ltd. (b)	30,538	208,989
Titan Co. Ltd.	14,052	532,831
Torrent Pharmaceuticals Ltd.	12,723	295,563
Trent Ltd.	5,065	126,876
TVS Motor Co. Ltd.	31,148	570,813
Ujjivan Financial Services Ltd.	15,117	101,762
UltraTech Cement Ltd.	5,389	535,702
United Breweries Ltd.	6,149	115,292
United Spirits Ltd. (a)	39,291	476,581
UPL Ltd.	35,024	259,913
Vakrangee Ltd.	149,331	31,380
Vedanta Ltd.	49,252	131,995
VL E-Governance & IT Solutions Ltd. (a)	14,933	6,015
V-Mart Retail Ltd. (a)	2,617	62,156
Vodafone Idea Ltd. (a)	651,002	91,330
Wipro Ltd. ADR (c)	195,947	948,383
WNS Holdings Ltd. ADR (a)	7,600	520,296
Wockhardt Ltd. (a)	23,760	67,310
Yes Bank Ltd. (a)	162,974	33,854
Zee Entertainment Enterprises Ltd. (a)	63,577	202,541
Zomato Ltd. (a)	341,677	417,626
Zydus Lifesciences Ltd.	21,606	160,013
		90,099,126
INDONESIA — 2.9%
Ace Hardware Indonesia Tbk PT	1,790,200	86,875
Adaro Energy Indonesia Tbk PT	1,510,700	278,583
Adaro Minerals Indonesia Tbk PT (a)	599,700	50,638
AKR Corporindo Tbk PT	487,500	48,734
Astra International Tbk PT	1,902,551	766,314
Bank Central Asia Tbk PT	3,190,675	1,821,916
Bank Jago Tbk PT (a)	119,800	15,658
Bank Mandiri Persero Tbk PT	3,796,180	1,479,908
Security Description	Shares	Value
Bank Negara Indonesia Persero Tbk PT	417,900	$ 279,186
Bank Rakyat Indonesia Persero Tbk PT	5,775,731	1,952,649
Barito Pacific Tbk PT	1,491,403	125,450
Berkah Beton Sadaya Tbk PT (a)	1,278,500	4,136
Chandra Asri Petrochemical Tbk PT	464,712	76,074
Charoen Pokphand Indonesia Tbk PT (a)	435,100	152,728
Ciputra Development Tbk PT	690,596	45,578
Elang Mahkota Teknologi Tbk PT	775,800	29,365
GoTo Gojek Tokopedia Tbk PT (a)	51,462,200	283,034
Gudang Garam Tbk PT	1,900	3,024
Indah Kiat Pulp & Paper Tbk PT	164,900	118,433
Indocement Tunggal Prakarsa Tbk PT	212,925	137,082
Kalbe Farma Tbk PT	748,100	84,951
Lippo Karawaci Tbk PT (a)	3,025,410	18,401
Matahari Department Store Tbk PT	15,400	2,391
Media Nusantara Citra Tbk PT	312,700	9,833
Pabrik Kertas Tjiwi Kimia Tbk PT	59,800	37,049
Pakuwon Jati Tbk PT	1,714,400	48,587
Perusahaan Gas Negara Tbk PT	1,198,440	106,623
PP Persero Tbk PT (a)	585,176	28,587
Semen Indonesia Persero Tbk PT	464,261	193,004
Summarecon Agung Tbk PT	735,427	27,361
Telkom Indonesia Persero Tbk PT	4,298,994	1,043,108
Tower Bersama Infrastructure Tbk PT	724,500	94,694
Transcoal Pacific Tbk PT	67,900	36,136
Unilever Indonesia Tbk PT	249,900	60,474
United Tractors Tbk PT	142,045	259,642
Wijaya Karya Persero Tbk PT (a)	553,357	16,398
		9,822,604
MALAYSIA — 2.9%
AEON Credit Service M Bhd	48,350	125,425
Agmo Holdings Bhd (a)	1,272	157
Alliance Bank Malaysia Bhd	505,810	364,121
AMMB Holdings Bhd	84,800	66,825
Astro Malaysia Holdings Bhd	156,800	15,362
Axiata Group Bhd	355,483	188,521
Bermaz Auto Bhd	196,480	104,198
British American Tobacco Malaysia Bhd	4,300	8,499
Bursa Malaysia Bhd	254,651	365,550
Cahya Mata Sarawak Bhd	203,400	49,385

See accompanying notes to financial statements.
153

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Carlsberg Brewery Malaysia Bhd Class B	45,903	$ 195,530
CELCOMDIGI Bhd	151,600	141,098
CIMB Group Holdings Bhd	412,364	476,894
Datasonic Group Bhd	395,600	39,179
Dayang Enterprise Holdings Bhd	130,250	53,540
Dialog Group Bhd	443,000	200,023
Eco World Development Group Bhd	168,700	38,804
Frontken Corp. Bhd	138,400	92,851
Gamuda Bhd	158,725	149,758
Genting Bhd	346,900	308,093
Genting Malaysia Bhd	384,400	204,675
Globetronics Technology Bhd	104,900	34,853
Hartalega Holdings Bhd (a)	80,100	33,949
Hibiscus Petroleum Bhd	196,600	47,315
Hong Leong Bank Bhd	39,000	161,972
IHH Healthcare Bhd	99,000	123,348
IJM Corp. Bhd	739,280	292,862
Inari Amertron Bhd	445,312	275,045
IOI Corp. Bhd	491,196	416,370
IOI Properties Group Bhd	429,216	151,749
KNM Group Bhd (a)	755,600	20,116
Kuala Lumpur Kepong Bhd	38,996	177,736
Malayan Banking Bhd	334,229	625,712
Malaysia Airports Holdings Bhd	100,482	152,588
Maxis Bhd	260,200	223,888
MISC Bhd	62,100	93,641
My EG Services Bhd	651,822	110,367
Padini Holdings Bhd	154,300	129,809
Pentamaster Corp. Bhd	256,575	283,064
Petronas Chemicals Group Bhd	102,500	156,962
PPB Group Bhd	89,320	294,483
Press Metal Aluminium Holdings Bhd	564,370	566,143
Public Bank Bhd	968,473	837,442
RHB Bank Bhd	212,501	245,755
Sime Darby Bhd	270,388	127,268
Sime Darby Plantation Bhd	258,499	235,637
Sime Darby Property Bhd	319,288	47,262
Supermax Corp. Bhd	148,134	26,186
Telekom Malaysia Bhd	104,644	109,207
Tenaga Nasional Bhd	182,150	387,557
Top Glove Corp. Bhd (a)	344,800	56,913
Velesto Energy Bhd (a)	719,700	39,087
Yinson Holdings Bhd	292,120	154,296
YTL Corp. Bhd	333,610	108,000
		9,935,070
PAKISTAN — 0.0% (f)
Millat Tractors Ltd.	21,027	30,446
PHILIPPINES — 1.0%
Aboitiz Equity Ventures, Inc.	88,460	78,413
Alliance Global Group, Inc.	588,200	128,087
Ayala Land, Inc.	916,251	476,944
Security Description	Shares	Value
Bank of the Philippine Islands	78,847	$ 156,088
BDO Unibank, Inc.	176,934	443,774
Bloomberry Resorts Corp. (a)	346,900	61,929
Cebu Air, Inc. (a)	48,430	29,105
D&L Industries, Inc.	1,193,500	135,433
Globe Telecom, Inc.	1,929	61,134
GT Capital Holdings, Inc.	6,094	61,397
JG Summit Holdings, Inc.	266,672	179,585
Jollibee Foods Corp.	33,430	135,549
LT Group, Inc.	417,600	66,431
Metropolitan Bank & Trust Co.	70,690	67,471
PLDT, Inc.	13,704	284,854
Puregold Price Club, Inc.	250,350	127,883
SM Investments Corp.	24,745	368,927
SM Prime Holdings, Inc.	775,900	415,543
Universal Robina Corp.	70,880	148,961
		3,427,508
TAIWAN — 22.1%
Accton Technology Corp.	31,000	473,444
Acer, Inc.	506,395	569,450
Advantech Co. Ltd.	41,085	439,099
Alchip Technologies Ltd.	5,000	416,660
ASE Technology Holding Co. Ltd.	323,043	1,095,807
Asia Cement Corp.	380,687	468,776
Asia Vital Components Co. Ltd.	28,000	295,782
ASPEED Technology, Inc.	2,000	171,311
Asustek Computer, Inc.	94,737	1,077,074
AUO Corp. ADR	89,359	464,667
Bank of Kaohsiung Co. Ltd. (a)	244,873	91,029
Catcher Technology Co. Ltd.	76,539	432,718
Cathay Financial Holding Co. Ltd.	913,838	1,261,179
Center Laboratories, Inc.	64,582	91,730
Chailease Holding Co. Ltd.	94,179	528,071
Chang Hwa Commercial Bank Ltd.	495,689	264,885
Cheng Shin Rubber Industry Co. Ltd.	99,000	130,342
China Development Financial Holding Corp. (a)	1,883,559	688,527
China Steel Chemical Corp.	18,877	66,080
China Steel Corp.	1,136,216	888,755
Chroma ATE, Inc.	17,000	145,351
Chunghwa Telecom Co. Ltd.	210,074	754,901
Compal Electronics, Inc.	704,029	669,559
Compeq Manufacturing Co. Ltd.	39,000	64,032
CTBC Financial Holding Co. Ltd.	1,733,570	1,315,731
Delta Electronics, Inc.	110,986	1,115,688
E.Sun Financial Holding Co. Ltd.	856,813	643,662
Eclat Textile Co. Ltd.	30,365	458,102
eCloudvalley Digital Technology Co. Ltd.	14,311	53,865

See accompanying notes to financial statements.
154

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
EirGenix, Inc. (a)	19,000	$ 57,388
Elite Material Co. Ltd.	17,000	225,399
Elite Semiconductor Microelectronics Technology, Inc.	18,000	43,215
eMemory Technology, Inc.	3,318	207,115
Ennostar, Inc. (a)	85,585	116,392
Evergreen Marine Corp. Taiwan Ltd.	62,465	224,468
Everlight Electronics Co. Ltd.	117,996	171,435
Far Eastern New Century Corp.	627,352	558,739
Far EasTone Telecommunications Co. Ltd.	88,000	198,188
Faraday Technology Corp.	18,000	170,629
Feng TAY Enterprise Co. Ltd.	49,329	279,649
Firich Enterprises Co. Ltd.	33,767	32,584
First Financial Holding Co. Ltd.	620,292	510,176
FocalTech Systems Co. Ltd.	20,000	46,839
Formosa Chemicals & Fibre Corp.	426,182	811,951
Formosa Petrochemical Corp.	149,000	372,033
Formosa Plastics Corp.	424,663	1,049,801
Foxconn Technology Co. Ltd.	169,519	303,008
Fubon Financial Holding Co. Ltd.	679,801	1,278,292
Genius Electronic Optical Co. Ltd.	6,475	73,815
Giant Manufacturing Co. Ltd.	36,305	200,754
Globalwafers Co. Ltd.	15,884	223,150
Himax Technologies, Inc. ADR	15,036	87,810
Hiwin Technologies Corp.	31,745	200,124
Holy Stone Enterprise Co. Ltd.	14,700	44,582
Hon Hai Precision Industry Co. Ltd.	875,765	2,821,504
Hotai Motor Co. Ltd.	32,640	662,295
HTC Corp. (a)	86,710	129,203
Hua Nan Financial Holdings Co. Ltd. Class C	737,909	468,615
Innolux Corp. (a)	618,054	251,775
Inventec Corp.	276,000	418,953
ITEQ Corp.	17,267	48,783
King Yuan Electronics Co. Ltd.	258,898	609,540
Largan Precision Co. Ltd.	6,142	406,226
Lite-On Technology Corp.	128,394	483,260
Macronix International Co. Ltd.	195,673	191,851
Makalot Industrial Co. Ltd.	35,069	365,025
MediaTek, Inc.	117,601	2,677,676
Medigen Biotechnology Corp. (a)	14,000	14,681
Medigen Vaccine Biologics Corp. (a)	25,467	57,434
Mega Financial Holding Co. Ltd.	738,976	863,041
Merry Electronics Co. Ltd.	34,809	90,903
Microbio Co. Ltd.	3,956	5,919
Security Description	Shares	Value
Micro-Star International Co. Ltd.	34,000	$ 172,736
Motech Industries, Inc.	82,627	69,495
Nan Ya Plastics Corp.	591,704	1,220,783
Nanya Technology Corp.	51,000	103,642
Nien Made Enterprise Co. Ltd.	11,000	105,637
Novatek Microelectronics Corp.	55,599	728,563
Nuvoton Technology Corp.	20,000	77,446
O-Bank Co. Ltd.	649,281	191,282
Oneness Biotech Co. Ltd.	18,204	98,406
PChome Online, Inc. (a)	20,893	26,795
Pegatron Corp.	248,900	590,627
PharmaEssentia Corp. (a)	11,483	119,524
Phoenix Silicon International Corp.	18,479	30,054
Pou Chen Corp.	175,000	155,318
Powertech Technology, Inc.	167,518	526,729
President Chain Store Corp.	38,000	309,010
Promos Technologies, Inc. (a)(d)	2,232	—
Quanta Computer, Inc.	159,729	1,185,084
Radiant Opto-Electronics Corp.	35,000	133,362
RDC Semiconductor Co. Ltd.	10,300	33,663
Realtek Semiconductor Corp.	53,825	658,629
RichWave Technology Corp. (a)	14,201	63,569
Ritek Corp. (a)	61,593	15,570
Senhwa Biosciences, Inc. (a)	1,000	1,332
Shanghai Commercial & Savings Bank Ltd.	300,332	402,390
Shin Kong Financial Holding Co. Ltd. (a)	1,833,143	526,424
Silicon Motion Technology Corp. ADR (a)	2,859	146,524
Simplo Technology Co. Ltd.	16,000	166,045
Sino-American Silicon Products, Inc.	26,000	126,454
SinoPac Financial Holdings Co. Ltd.	1,604,998	865,134
Sitronix Technology Corp.	10,000	86,275
Synnex Technology International Corp.	165,000	327,644
TA-I Technology Co. Ltd.	15,750	22,712
Taishin Financial Holding Co. Ltd.	932,873	517,291
Taiwan Cement Corp.	741,631	763,905
Taiwan Cooperative Financial Holding Co. Ltd.	241,882	191,824
Taiwan FU Hsing Industrial Co. Ltd.	157,000	207,920
Taiwan High Speed Rail Corp.	97,000	89,997
Taiwan Mobile Co. Ltd.	143,260	419,832
Taiwan Paiho Ltd.	20,000	33,581
Taiwan Semiconductor Manufacturing Co. Ltd.	252,000	4,082,836
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	209,018	18,163,664

See accompanying notes to financial statements.
155

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Taiwan Surface Mounting Technology Corp.	20,000	$ 57,000
Taiwan Union Technology Corp.	13,000	54,770
Teco Electric & Machinery Co. Ltd.	122,000	196,527
TPK Holding Co. Ltd.	23,000	23,976
Tripod Technology Corp.	118,361	705,828
Unimicron Technology Corp.	79,540	427,509
Uni-President Enterprises Corp.	369,893	803,256
United Integrated Services Co. Ltd.	57,755	407,034
United Microelectronics Corp. ADR (c)	203,465	1,436,463
Vanguard International Semiconductor Corp.	19,000	40,024
Voltronic Power Technology Corp.	6,804	334,082
Walsin Lihwa Corp.	430,453	490,719
Walsin Technology Corp.	25,000	79,382
Win Semiconductors Corp.	25,000	99,906
Winbond Electronics Corp.	91,000	71,322
Wistron Corp.	166,976	525,025
Wiwynn Corp.	9,248	428,301
Yageo Corp.	21,596	351,231
Yang Ming Marine Transport Corp.	95,000	133,757
Yuanta Financial Holding Co. Ltd.	1,364,891	1,059,169
Zhen Ding Technology Holding Ltd.	45,000	137,173
		74,810,659
THAILAND — 3.1%
Advanced Info Service PCL	136,961	857,593
Airports of Thailand PCL (a)	297,700	570,260
Bangkok Bank PCL NVDR	23,800	109,482
Bangkok Dusit Medical Services PCL Class F	83,700	61,489
Bangkok Expressway & Metro PCL	1,574,607	358,922
BEC World PCL	23,600	4,407
Bumrungrad Hospital PCL	30,400	223,747
Carabao Group PCL Class F	14,100	31,753
Central Plaza Hotel PCL (a)	41,300	53,309
Charoen Pokphand Foods PCL	200,600	114,038
Chularat Hospital PCL Class F	1,665,100	149,076
CP ALL PCL	576,154	957,290
CPN Retail Growth Leasehold REIT	31,300	9,026
Delta Electronics Thailand PCL	252,900	574,733
Electricity Generating PCL	18,699	62,137
Energy Absolute PCL	196,400	275,081
Frasers Property Thailand Industrial Freehold & Leasehold REIT	61,987	17,534
Security Description	Shares	Value
Global Power Synergy PCL Class F	25,100	$ 30,847
Gulf Energy Development PCL	227,400	284,152
Gunkul Engineering PCL	1,357,443	116,312
Hana Microelectronics PCL	88,700	144,941
Ichitan Group PCL	113,400	52,320
Indorama Ventures PCL	143,300	102,322
IRPC PCL	1,982,291	112,146
Jasmine International PCL (a)	529,725	30,260
Kasikornbank PCL	49,654	171,820
Kasikornbank PCL NVDR	76,400	264,371
KCE Electronics PCL	221,170	335,589
Krungthai Card PCL	75,800	91,595
MC Group PCL	257,200	95,357
Mega Lifesciences PCL	196,300	239,900
Minor International PCL	297,446	255,275
Muangthai Capital PCL	19,800	19,576
PTG Energy PCL	152,600	39,185
PTT Exploration & Production PCL	132,507	622,278
PTT Global Chemical PCL NVDR	66,700	63,197
PTT PCL	634,683	583,917
SCB X PCL	208,028	585,592
Siam Cement PCL NVDR	42,700	352,975
Srisawad Corp. PCL	210,331	246,939
Super Energy Corp. PCL NVDR (a)	861,100	11,115
SVI PCL	679,240	149,232
Thai Beverage PCL	845,400	356,147
Thai Oil PCL	267,249	370,644
Thai Union Group PCL Class F	185,900	74,028
TMBThanachart Bank PCL	2,835,236	133,927
True Corp. PCL NVDR	710,956	138,628
WHA Premium Growth Freehold & Leasehold Real Estate InvestmentTrust Class F, REIT	57,400	15,921
		10,520,385
UNITED STATES — 0.2%
JS Global Lifestyle Co. Ltd. (b)(c)	64,000	10,623
Legend Biotech Corp. ADR (a)	5,446	365,808
SharkNinja, Inc. (a)	2,680	124,245
		500,676
TOTAL COMMON STOCKS (Cost $341,275,902)		338,687,578

RIGHTS — 0.0% (f)
THAILAND — 0.0% (f)
WHA Premium Growth Freehold & Leasehold Real Estate InvestmentTrust (expiring date 10/31/23) (a)(d)	3,757	—

See accompanying notes to financial statements.
156

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
WARRANTS — 0.0% (f)
MALAYSIA — 0.0% (f)
Eco World Development Group Bhd (expiring 04/12/29) (a)	38,320	$ 1,999
SHORT-TERM INVESTMENTS — 2.0%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (g)(h)	126,224	126,249
State Street Navigator Securities Lending Portfolio II (i)(j)	6,677,860	6,677,860
TOTAL SHORT-TERM INVESTMENTS (Cost $6,804,109)		6,804,109
TOTAL INVESTMENTS — 102.1% (Cost $348,080,011)		345,493,686
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.1)%		(7,162,530)
NET ASSETS — 100.0%		$ 338,331,156
(a)	Non-income producing security.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 5.9% of net assets as of September 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	All or a portion of the shares of the security are on loan at September 30, 2023.
(d)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2023, total aggregate fair value of the securities is $19,340, representing 0.00% of the Fund's net assets.
(e)	Reflects separate holdings of the issuer's common stock traded on different securities exchanges.
(f)	Amount is less than 0.05% of net assets.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at September 30, 2023.
(i)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(j)	Investment of cash collateral for securities loaned.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$329,406,758	$9,261,480	$19,340	$338,687,578
Rights	—	—	0(a)	0
Warrants	1,999	—	—	1,999
Short-Term Investments	6,804,109	—	—	6,804,109
TOTAL INVESTMENTS	$336,212,866	$9,261,480	$19,340	$345,493,686
(a)	The Fund held a Level 3 security that was valued at $0 at September 30, 2023.
Sector Breakdown as of September 30, 2023

% of Net Assets
Information Technology	21.6
Financials	19.6
Consumer Discretionary	15.4
Communication Services	9.0
Industrials	8.4
Materials	6.4
Consumer Staples	5.7
Health Care	5.5
Energy	4.4
See accompanying notes to financial statements.
157

SPDR S&P EMERGING ASIA PACIFIC ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

% of Net Assets
Utilities	2.4
Real Estate	1.7
Short-Term Investments	2.0
Liabilities in Excess of Other Assets	(2.1)
TOTAL	100.0
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	—	$ —	$16,109,753	$15,983,504	$—	$—	126,224	$ 126,249	$18,472
State Street Navigator Securities Lending Portfolio II	3,218,731	3,218,731	78,551,088	75,091,959	—	—	6,677,860	6,677,860	75,839
Total		$3,218,731	$94,660,841	$91,075,463	$—	$—		$6,804,109	$ 94,311
See accompanying notes to financial statements.
158

SPDR S&P EMERGING MARKETS DIVIDEND ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 99.4%
BRAZIL — 1.3%
Alupar Investimento SA	280,590	$ 1,612,277
Cia de Saneamento do Parana	367,348	1,677,770
		3,290,047
CHINA — 29.3%
Agricultural Bank of China Ltd. Class H	14,629,000	5,454,226
AsiaInfo Technologies Ltd. (a)	271,200	304,032
Bank of China Ltd. Class H	14,503,000	5,073,925
Bank of Communications Co. Ltd. Class H	6,596,000	3,992,038
Beijing Enterprises Holdings Ltd.	735,000	2,533,884
CGN Power Co. Ltd. Class H (a)	9,918,000	2,570,726
China CITIC Bank Corp. Ltd. Class H	10,642,000	4,946,070
China Construction Bank Corp. Class H	9,601,000	5,418,441
China Resources Land Ltd.	1,366,000	5,441,780
Chongqing Rural Commercial Bank Co. Ltd. Class H	2,924,000	1,078,974
CITIC Ltd.	3,894,000	3,579,844
CITIC Securities Co. Ltd. Class H	1,348,450	2,734,142
CITIC Telecom International Holdings Ltd.	1,050,000	415,611
Genertec Universal Medical Group Co. Ltd. (a)	1,242,000	620,060
Guangdong Investment Ltd.	2,212,000	1,688,970
Industrial & Commercial Bank of China Ltd. Class H	10,849,000	5,222,359
Jiangsu Expressway Co. Ltd. Class H	1,584,000	1,429,915
Kunlun Energy Co. Ltd.	6,990,000	6,024,439
PetroChina Co. Ltd. Class H	11,094,000	8,357,489
Shenzhen Expressway Corp. Ltd. Class H	502,000	410,222
Sinopec Engineering Group Co. Ltd. Class H	921,500	415,342
Yuexiu Property Co. Ltd.	4,221,540	4,867,369
Zhejiang Expressway Co. Ltd. Class H (b)	1,354,000	1,009,641
		73,589,499
CZECH REPUBLIC — 2.0%
CEZ AS	119,414	5,087,190
HONG KONG — 1.4%
WH Group Ltd. (a)	6,745,500	3,539,905
INDIA — 9.9%
Hero MotoCorp Ltd.	183,588	6,758,983
NTPC Ltd.	2,779,497	8,218,873
Oracle Financial Services Software Ltd.	20,999	1,039,528
Power Grid Corp. of India Ltd.	3,291,282	7,916,953
Security Description	Shares	Value
RITES Ltd.	142,662	$ 846,098
		24,780,435
INDONESIA — 1.0%
AKR Corporindo Tbk PT	14,358,500	1,435,385
Indofood Sukses Makmur Tbk PT	2,706,300	1,160,093
		2,595,478
KUWAIT — 0.8%
Mobile Telecommunications Co. KSCP	1,237,914	1,950,701
MALAYSIA — 3.3%
Malayan Banking Bhd	1,817,800	3,403,112
Maxis Bhd	604,600	520,225
MISC Bhd	411,000	619,750
Petronas Gas Bhd	102,200	366,551
Sime Darby Bhd	1,069,600	503,448
Tenaga Nasional Bhd	1,367,300	2,909,180
		8,322,266
MEXICO — 1.7%
Bolsa Mexicana de Valores SAB de CV	326,272	614,113
FIBRA Macquarie Mexico REIT (a)	272,920	458,727
Megacable Holdings SAB de CV (b)	287,744	635,145
Orbia Advance Corp. SAB de CV	501,387	1,044,694
Prologis Property Mexico SA de CV REIT	144,031	496,859
Promotora y Operadora de Infraestructura SAB de CV	103,948	931,725
		4,181,263
PHILIPPINES — 0.2%
PLDT, Inc.	30,285	629,510
POLAND — 0.2%
Asseco Poland SA	23,941	393,253
QATAR — 3.6%
Ooredoo QPSC	295,756	868,580
Qatar Electricity & Water Co. QSC	83,845	404,483
Qatar International Islamic Bank QSC	266,221	702,121
Qatar Islamic Bank SAQ	435,788	2,222,040
Qatar National Bank QPSC	986,705	4,174,521
United Development Co. QSC	1,048,893	310,922
Vodafone Qatar QSC	1,018,924	504,144
		9,186,811
RUSSIA — 0.0%
Federal Grid Co. - Rosseti PJSC (c)(d)	767,865,898	—
Inter RAO UES PJSC (c)(d)	110,161,174	—

See accompanying notes to financial statements.
159

SPDR S&P EMERGING MARKETS DIVIDEND ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Unipro PJSC (c)(d)	23,862,428	$ —
		—
SAUDI ARABIA — 2.8%
Arabian Cement Co.	51,868	458,458
Saudi Telecom Co.	615,228	6,167,946
Yanbu Cement Co.	49,656	450,160
		7,076,564
SOUTH AFRICA — 1.5%
AVI Ltd.	275,051	1,089,727
Equites Property Fund Ltd. REIT	72	48
Sanlam Ltd.	800,761	2,791,277
		3,881,052
TAIWAN — 30.6%
Asia Cement Corp.	1,685,000	2,074,898
Cheng Shin Rubber Industry Co. Ltd.	1,542,000	2,030,173
Chicony Electronics Co. Ltd.	800,000	2,862,409
Chunghwa Telecom Co. Ltd.	988,000	3,550,379
Compeq Manufacturing Co. Ltd.	2,765,000	4,539,738
CTBC Financial Holding Co. Ltd.	2,960,000	2,246,558
CTCI Corp.	484,000	591,496
Eternal Materials Co. Ltd.	525,150	461,207
Far Eastern New Century Corp.	1,946,000	1,733,167
Fubon Financial Holding Co. Ltd.	1,396,100	2,625,216
Getac Holdings Corp.	2,337,000	5,617,980
Hon Hai Precision Industry Co. Ltd.	1,203,000	3,875,776
Huaku Development Co. Ltd.	271,000	753,885
Quanta Computer, Inc.	1,112,000	8,250,306
Radiant Opto-Electronics Corp.	843,000	3,212,125
Sercomm Corp.	1,108,000	4,221,868
Sporton International, Inc.	184,150	1,440,432
Stark Technology, Inc.	283,000	1,008,194
Systex Corp.	568,000	1,865,151
Taiwan Cooperative Financial Holding Co. Ltd.	1,966,500	1,559,530
Taiwan Fertilizer Co. Ltd.	428,000	780,942
Taiwan Hon Chuan Enterprise Co. Ltd.	514,000	1,679,869
Taiwan Mobile Co. Ltd.	1,100,000	3,223,618
Taiwan Secom Co. Ltd.	195,000	643,345
Tripod Technology Corp.	880,000	5,247,750
Uni-President Enterprises Corp.	1,308,000	2,840,439
Wistron Corp.	1,000	3,144
Wiwynn Corp.	52,000	2,408,265
WPG Holdings Ltd.	1,114,000	2,091,306
Zhen Ding Technology Holding Ltd.	1,117,000	3,404,929
		76,844,095
Security Description	Shares	Value
THAILAND — 8.5%
Advanced Info Service PCL NVDR	1,151,300	$ 7,208,964
AP Thailand PCL NVDR	4,614,900	1,495,525
BCPG PCL	1,470,800	387,770
Electricity Generating PCL NVDR (b)	247,000	820,790
Mega Lifesciences PCL NVDR	734,600	897,760
Supalai PCL NVDR	1,526,900	842,861
Thai Union Group PCL NVDR	9,632,000	3,835,606
TMBThanachart Bank PCL NVDR	122,497,800	5,786,371
		21,275,647
UNITED ARAB EMIRATES — 1.3%
Dana Gas PJSC	2,765,041	663,209
Emirates NBD Bank PJSC	547,364	2,652,586
		3,315,795
TOTAL COMMON STOCKS (Cost $259,663,030)		249,939,511

SHORT-TERM INVESTMENTS — 0.2%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (e)(f)	571,836	571,950
State Street Navigator Securities Lending Portfolio II (g)(h)	12,732	12,732
TOTAL SHORT-TERM INVESTMENTS (Cost $584,682)		584,682
TOTAL INVESTMENTS — 99.6% (Cost $260,247,712)		250,524,193
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.4%		887,784
NET ASSETS — 100.0%		$ 251,411,977
(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 3.0% of net assets as of September 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	All or a portion of the shares of the security are on loan at September 30, 2023.
(c)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2023, total aggregate fair value of the securities is $0, representing 0.00% of the Fund's net assets.
(d)	Non-income producing security.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended September 30, 2023 are shown in the Affiliate Table below.

See accompanying notes to financial statements.
160

SPDR S&P EMERGING MARKETS DIVIDEND ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

(f)	The rate shown is the annualized seven-day yield at September 30, 2023.
(g)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(h)	Investment of cash collateral for securities loaned.
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust
At September 30, 2023, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini MSCI Emerging Markets (long)	33	12/15/2023	$1,629,863	$1,576,480	$(53,383)

During the year ended September 30, 2023, average notional value related to futures contracts was $1,603,983.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$249,551,741	$387,770	$ 0(a)	$ 249,939,511
Short-Term Investments	584,682	—	—	584,682
TOTAL INVESTMENTS	$250,136,423	$387,770	$ 0	$250,524,193
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts - Unrealized Depreciation	$ (53,383)	$ —	$—	$ (53,383)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (53,383)	$ —	$—	$ (53,383)
(a)	The Fund held Level 3 securities that were valued at $0 at September 30, 2023.

The following table reconciles the valuation of the Fund's Level 3 investment securities and related transactions for the year ended September 30, 2023.
	Beginning Value at September 30, 2022*	Transfers into Level 3*	Purchases	Sales	Net realized gain	Change in Unrealized Appreciation/ Depreciation**	Transfers out of Level 3	Ending Value at September 30, 2023
Common Stocks	$3,939,621	$0	$0	$2,108,904	$(11,074,394)	$9,243,675	$—	$—

*	Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities. Level 3 investments were not considered significant to the Fund as of September 30, 2023.
**	Change in unrealized appreciation/depreciation is included in the related amounts on investments in the Fund's Statement of Operations.
Sector Breakdown as of September 30, 2023

% of Net Assets
Financials	25.2
Information Technology	20.0
Utilities	16.8
Communication Services	10.2
See accompanying notes to financial statements.
161

SPDR S&P EMERGING MARKETS DIVIDEND ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

% of Net Assets
Real Estate	5.8
Industrials	5.6
Consumer Staples	5.0
Energy	4.2
Consumer Discretionary	3.5
Materials	2.8
Health Care	0.3
Short-Term Investments	0.2
Other Assets in Excess of Liabilities	0.4
TOTAL	100.0
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	—	$—	$34,053,349	$33,503,233	$21,834	$—	571,836	$571,950	$32,636
State Street Navigator Securities Lending Portfolio II	—	—	18,941,307	18,928,575	—	—	12,732	12,732	5,849
Total		$—	$52,994,656	$52,431,808	$21,834	$—		$584,682	$38,485
See accompanying notes to financial statements.
162

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 99.3%
BELGIUM — 0.0% (a)
Cenergy Holdings SA	24,785	$ 172,404
Citicore Energy REIT Corp.	1,528,000	69,140
		241,544
BRAZIL — 4.4%
3R Petroleum Oleo E Gas SA (b)	182,344	1,150,488
AES Brasil Energia SA (b)	169,603	369,689
Afya Ltd. Class A (b)	19,651	310,486
Alpargatas SA Preference Shares (b)	192,900	310,246
Alupar Investimento SA	109,418	628,718
Ambipar Participacoes e Empreendimentos SA	16,805	69,400
Anima Holding SA (b)	183,215	112,377
Arco Platform Ltd. Class A (b)(c)	27,938	384,986
Arezzo Industria e Comercio SA	51,935	674,039
Armac Locacao Logistica E Servicos SA	68,178	174,899
Azul SA Preference Shares (b)	207,801	601,167
Banco ABC Brasil SA (b)	1,222	4,846
Banco ABC Brasil SA Preference Shares	24,917	99,116
Banco do Estado do Rio Grande do Sul SA Class B, Preference Shares	162,693	400,134
Banco Pan SA Preference Shares	223,624	361,001
Bemobi Mobile Tech SA	44,830	106,226
Blau Farmaceutica SA	1,856	5,933
Bradespar SA	46,607	195,080
Bradespar SA Preference Shares	194,630	883,480
BrasilAgro - Co. Brasileira de Propriedades Agricolas	35,273	202,398
C&A Modas SA (b)	110,100	120,984
Camil Alimentos SA	132,033	202,856
CI&T, Inc. Class A (b)(c)	12,785	83,103
Cia Brasileira de Aluminio	74,279	67,820
Cia Brasileira de Distribuicao (b)	126,925	88,755
Cia de Ferro Ligas da Bahia FERBASA Preference Shares	38,623	388,298
Cia de Saneamento de Minas Gerais Copasa MG	149,564	517,253
Cia de Saneamento do Parana	180,949	826,439
Cia Energetica do Ceara Class A, Preference Shares	7,148	63,294
CM Hospitalar SA	101,050	338,166
Cogna Educacao SA (b)	1,196,593	635,926
Construtora Tenda SA (b)	61,300	160,807
Cury Construtora e Incorporadora SA	136,512	443,476
Security Description	Shares	Value
CVC Brasil Operadora e Agencia de Viagens SA (b)	97,998	$ 50,319
Cyrela Brazil Realty SA Empreendimentos e Participacoes	214,934	870,437
Dexco SA	241,903	372,144
Diagnosticos da America SA	236,000	583,257
Dimed SA Distribuidora da Medicamentos	34,300	80,179
Direcional Engenharia SA	136,722	523,921
EcoRodovias Infraestrutura e Logistica SA	181,896	281,282
Eletromidia SA (b)	48,808	150,075
Enauta Participacoes SA	77,433	278,469
Even Construtora e Incorporadora SA	88,935	109,632
Ez Tec Empreendimentos e Participacoes SA	79,320	298,250
Fleury SA	162,728	492,553
Fras-Le SA	50,705	164,620
Gafisa SA (b)	24,671	20,406
Gol Linhas Aereas Inteligentes SA Preference Shares (b)	129,874	171,515
Grendene SA	332,695	445,348
Grupo Casas Bahia SA (b)	376,080	47,337
Grupo De Moda Soma SA	337,852	448,876
Guararapes Confeccoes SA (b)	41,087	43,343
Hidrovias do Brasil SA (b)	288,295	263,804
Hospital Mater Dei SA	49,155	85,441
Iguatemi SA	153,697	621,826
Infracommerce CXAAS SA (b)	258,631	73,375
Intelbras SA Industria de Telecomunicacao Eletronica Brasileira	62,590	258,853
Inter & Co., Inc. BDR (b)	158,325	634,540
International Meal Co. Alimentacao SA Class A (b)	243,263	93,802
Iochpe Maxion SA	116,149	317,918
Irani Papel e Embalagem SA	115,952	293,517
IRB-Brasil Resseguros SA (b)	55,956	491,901
Jalles Machado SA	87,467	149,588
Jalles Machado SA (b)	2,771	4,739
JHSF Participacoes SA	250,187	237,931
Kepler Weber SA	82,062	189,858
Lavvi Empreendimentos Imobiliarios SA	91,930	138,670
Locaweb Servicos de Internet SA (d)	300,221	383,284
LOG Commercial Properties e Participacoes SA	36,864	149,954
Log-in Logistica Intermodal SA (b)	22,694	199,500
Lojas Quero Quero SA (b)	8,540	6,859
Mahle Metal Leve SA	33,209	320,134
Marcopolo SA Preference Shares	401,900	467,326
Marfrig Global Foods SA	371,313	528,942

See accompanying notes to financial statements.
163

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Marfrig Global Foods SA (b)	98,132	$ 137,242
Meliuz SA (b)(d)	19,420	24,909
Mills Estruturas e Servicos de Engenharia SA	130,570	316,173
Minerva SA	208,462	336,941
Movida Participacoes SA	130,102	308,801
MRV Engenharia e Participacoes SA (b)	307,396	655,302
Multilaser Industrial SA (b)	91,425	50,414
Nexa Resources SA	34,954	211,472
Odontoprev SA	203,140	441,979
Omega Energia SA (b)	133,337	261,602
Oncoclinicas do Brasil Servicos Medicos SA (b)	203,643	467,079
Orizon Valorizacao de Residuos SA (b)	41,928	307,851
Pet Center Comercio e Participacoes SA	79,824	75,276
Petroreconcavo SA	105,760	442,463
Portobello SA	49,524	57,586
Positivo Tecnologia SA	60,510	87,044
Randon SA Implementos e Participacoes Preference Shares	109,284	254,586
Romi SA	43,330	105,009
Santos Brasil Participacoes SA	498,798	854,052
Schulz SA Preference Shares	194,263	293,032
SIMPAR SA	265,300	468,563
Sinqia SA	51,764	282,131
Sitios Latinoamerica SAB de CV (b)(c)	1,166,192	465,712
SLC Agricola SA	86,636	681,809
Taurus Armas SA	33,900	108,774
Tegma Gestao Logistica SA	30,596	158,017
Terra Santa Propriedades Agricolas SA	24,100	108,193
Tres Tentos Agroindustrial SA	97,200	248,573
Tupy SA	58,849	319,688
Unifique Telecomunicacoes SA	51,600	39,278
Unipar Carbocloro SA	6,338	93,350
Unipar Carbocloro SA Class B, Preference Shares	36,408	589,415
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	54,300	186,056
Vinci Partners Investments Ltd. Class A	25,789	263,048
Vitru Ltd. (b)(c)	7,926	139,418
Vittia Fertilizantes E Biologicos SA	26,000	64,361
Vivara Participacoes SA	76,505	410,558
VTEX Class A (b)	48,037	240,665
Vulcabras Azaleia SA	127,222	503,022
Wilson Sons SA	107,371	300,326
Wiz Co.	65,203	68,392
YDUQS Participacoes SA	178,530	708,741
Security Description	Shares	Value
Zamp SA (b)	155,695	$ 190,684
		34,653,198
BRITISH VIRGIN ISLANDS — 0.0% (a)
SF Real Estate Investment Trust	434,000	140,753
CHILE — 0.5%
CAP SA	54,140	349,257
Empresa Nacional de Telecomunicaciones SA	99,186	331,971
Engie Energia Chile SA (b)	347,825	318,094
Grupo Security SA	758,979	176,383
Inversiones Aguas Metropolitanas SA	409,366	306,024
Inversiones La Construccion SA	23,543	150,136
Parque Arauco SA	626,781	896,444
Ripley Corp. SA	661,863	122,586
Salfacorp SA	296,732	134,287
SMU SA	1,646,941	287,595
SONDA SA	353,017	160,969
Vina Concha y Toro SA	490,719	542,859
		3,776,605
CHINA — 22.2%
111, Inc. ADR (b)	32,660	84,916
361 Degrees International Ltd.	953,000	480,646
5I5J Holding Group Co. Ltd. Class A (b)	162,890	57,235
ABA Chemicals Corp. Class A	107,800	120,439
Acrobiosystems Co. Ltd. Class A	2,600	25,048
Advanced Fiber Resources Zhuhai Ltd. Class A	19,700	131,924
Advanced Technology & Materials Co. Ltd. Class A	48,200	62,386
Aerospace Hi-Tech Holdings Group Ltd. Class A	36,538	49,147
Agora, Inc. ADR (b)	55,952	141,559
AK Medical Holdings Ltd. (c)(d)	588,739	496,890
A-Living Smart City Services Co. Ltd. (b)(c)(d)	729,250	411,561
Allmed Medical Products Co. Ltd. Class A	44,000	60,875
Alpha Group Class A (b)	117,100	129,705
Alphamab Oncology (b)(c)(d)	343,000	376,642
Amoy Diagnostics Co. Ltd. Class A	24,800	84,587
ANE Cayman, Inc. (b)	475,500	392,210
Angelalign Technology, Inc. (d)	38,200	237,291
Anhui Construction Engineering Group Co. Ltd. Class A	245,400	165,380
Anhui Estone Materials Technology Co. Ltd. Class A	31,976	113,978
Anhui Genuine New Materials Co. Ltd. Class A (b)	3,380	3,939
Anhui Huaheng Biotechnology Co. Ltd. Class A	12,512	175,356

See accompanying notes to financial statements.
164

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Anhui Huilong Agricultural Means of Production Co. Ltd. Class A	18,900	$ 18,859
Anhui Jiangnan Chemical Industry Co. Ltd. Class A	251,400	176,324
Anhui Jinhe Industrial Co. Ltd. Class A	63,600	200,077
Anhui Sinonet & Xonglong Science & Technology Co. Ltd. Class A (b)	252,100	203,459
Anhui Tatfook Technology Co. Ltd. Class A (b)	37,500	55,639
Anhui Tongguan Copper Foil Group Co. Ltd. Class A	70,221	120,380
Anhui Transport Consulting & Design Institute Co. Ltd. Class A	46,848	62,115
Anhui Truchum Advanced Materials & Technology Co. Ltd. Class A	145,300	139,801
Anhui Wanwei Updated High-Tech Material Industry Co. Ltd. Class A	206,400	143,913
Anhui Yingliu Electromechanical Co. Ltd. Class A	69,300	132,974
Anton Oilfield Services Group (b)	792,000	43,990
Anyang Iron & Steel, Inc. Class A (b)	544,800	160,769
Aoshikang Technology Co. Ltd. Class A (b)	14,800	65,451
Aotecar New Energy Technology Co. Ltd. Class A (b)	119,300	41,264
ApicHope Pharmaceutical Co. Ltd. Class A	26,550	93,435
Appotronics Corp. Ltd. Class A	46,431	161,870
Archermind Technology Nanjing Co. Ltd. Class A (b)	10,700	69,627
Archosaur Games, Inc. (b)(d)	60,000	20,378
Arctech Solar Holding Co. Ltd. Class A	12,995	132,808
Arrail Group Ltd. (b)(c)(d)	172,000	169,983
Ascentage Pharma Group International (b)(c)(d)	190,219	507,617
Ascletis Pharma, Inc. (b)(d)	221,000	55,590
Asia Cement China Holdings Corp.	159,270	53,484
Asiainfo Security Technologies Co. Ltd. Class A	50,672	126,441
AsiaInfo Technologies Ltd. (d)	400,714	449,226
ATRenew, Inc. ADR (b)	94,377	215,180
Ausnutria Dairy Corp. Ltd. (c)	82,000	30,259
AustAsia Group Ltd. (b)	27,000	6,102
Autel Intelligent Technology Corp. Ltd. Class A (b)	37,139	151,038
Bafang Electric Suzhou Co. Ltd. Class A	17,680	139,072
Security Description	Shares	Value
Bairong, Inc. (b)(d)	277,865	$ 360,465
Baota Industry Co. Ltd. Class A (b)	161,700	119,182
Baowu Magnesium Technology Co. Ltd. Class A	49,500	134,387
Baoxiniao Holding Co. Ltd. Class A	140,300	127,865
Baozun, Inc. Class A (b)	15,941	15,937
Bear Electric Appliance Co. Ltd. Class A	13,645	108,980
Beauty Farm Medical & Health Industry, Inc.	23,000	30,894
Beibuwan Port Co. Ltd. Class A	123,600	133,512
Beijing Aerospace Shenzhou Intelligent Equipment Technology Co. Ltd. Class A	36,600	53,551
Beijing Aosaikang Pharmaceutical Co. Ltd. Class A (b)	128,208	159,958
Beijing Baination Pictures Co. Ltd. Class A (b)	141,000	110,505
Beijing Bei Mo Gao Ke Friction Material Co. Ltd. Class A (b)	42,600	218,679
Beijing Bohui Innovation Biotechnology Group Co. Ltd. Class A (b)	165,300	129,322
Beijing Caishikou Department Store Co. Ltd. Class A	69,300	138,300
Beijing Capital Development Co. Ltd. Class A	243,200	136,525
Beijing Career International Co. Ltd. Class A	7,400	32,106
Beijing Certificate Authority Co. Ltd. Class A	18,700	76,204
Beijing Changjiu Logistics Corp. Class A (b)	67,600	131,753
Beijing Chunlizhengda Medical Instruments Co. Ltd. Class A	10,382	35,468
Beijing Chunlizhengda Medical Instruments Co. Ltd. Class H (c)	76,250	118,973
Beijing Cuiwei Tower Co. Ltd. Class A (b)	86,200	186,580
Beijing eGOVA Co. Ltd. Class A	44,880	118,703
Beijing Enterprises Urban Resources Group Ltd.	100,000	6,512
Beijing Gehua CATV Network Co. Ltd. Class A	159,700	173,164
Beijing Haixin Energy Technology Co. Ltd. Class A (b)	144,700	67,526
Beijing Hezong Science & Technology Co. Ltd. Class A (b)	65,100	37,707
Beijing Highlander Digital Technology Co. Ltd. Class A (b)	42,100	61,829

See accompanying notes to financial statements.
165

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Beijing Jingcheng Machinery Electric Co. Ltd. Class A (b)	15,600	$ 25,694
Beijing Jingneng Clean Energy Co. Ltd. Class H	1,594,000	331,750
Beijing Leike Defense Technology Co. Ltd. Class A (b)	52,600	39,852
Beijing North Star Co. Ltd. Class A (b)	613,500	177,674
Beijing Orient Landscape & Environment Co. Ltd. Class A (b)	318,600	109,323
Beijing Orient National Communication Science & Technology Co. Ltd. Class A (b)	82,600	123,462
Beijing Science Sun Pharmaceutical Co. Ltd. Class A	80,600	127,332
Beijing Sifang Automation Co. Ltd. Class A	72,000	155,053
Beijing SL Pharmaceutical Co. Ltd. Class A	72,900	123,872
Beijing SPC Environment Protection Tech Co. Ltd. Class A	47,600	34,104
Beijing Strong Biotechnologies, Inc. Class A	43,900	120,389
Beijing Sun-Novo Pharmaceutical Research Co. Ltd. Class A	14,909	131,087
Beijing SuperMap Software Co. Ltd. Class A (b)	31,500	87,508
Beijing Tianyishangjia New Material Corp. Ltd. Class A	53,980	133,436
Beijing Tongtech Co. Ltd. Class A	28,700	67,321
Beijing VRV Software Corp. Ltd. Class A (b)	81,600	53,312
Beijing Wandong Medical Technology Co. Ltd. Class A	59,000	149,813
Beijing Water Business Doctor Co. Ltd. Class A (b)	56,800	54,260
Beijing Watertek Information Technology Co. Ltd. Class A (b)	429,900	188,228
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. Class A	21,000	178,388
Beijing Zhong Ke San Huan High-Tech Co. Ltd. Class A	118,500	176,959
Bestechnic Shanghai Co. Ltd. Class A (b)	8,988	143,904
Bestore Co. Ltd. Class A	41,100	125,967
Bestway Marine & Energy Technology Co. Ltd. Class A (b)	116,500	72,115
Better Life Commercial Chain Share Co. Ltd. Class A (b)	186,400	124,339
Security Description	Shares	Value
Beyondsoft Corp. Class A	32,900	$ 54,910
Binjiang Service Group Co. Ltd.	96,284	214,406
Bio-Thera Solutions Ltd. Class A (b)	34,014	145,753
Bit Digital, Inc. (b)(c)	45,372	97,096
Black Peony Group Co. Ltd. Class A	80,600	61,398
Blivex Energy Technology Co. Ltd. Class A (b)	590,500	118,331
Blue Sail Medical Co. Ltd. Class A	116,100	108,838
BMC Medical Co. Ltd. Class A	6,900	121,507
Bomin Electronics Co. Ltd. Class A	88,100	131,441
Bona Film Group Co. Ltd. Class A (b)	108,200	112,421
BrightGene Bio-Medical Technology Co. Ltd. Class A	27,691	116,264
Brii Biosciences Ltd. (b)(c)	15,500	4,968
Broadex Technologies Co. Ltd. Class A	29,300	135,727
Bros Eastern Co. Ltd. Class A	158,200	121,162
B-Soft Co. Ltd. Class A	120,400	111,381
Burning Rock Biotech Ltd. ADR (b)	8,417	8,164
C&D Property Management Group Co. Ltd.	404,293	166,738
C*Core Technology Co. Ltd. Class A	27,890	110,132
Caina Technology Co. Ltd. Class A	25,300	136,436
Canaan, Inc. ADR (b)	44,445	80,890
Canggang Railway Ltd.	144,000	202,251
Cangzhou Mingzhu Plastic Co. Ltd. Class A	3,200	1,823
CanSino Biologics, Inc. Class H (b)(c)(d)	105,400	328,372
CARsgen Therapeutics Holdings Ltd. (b)(c)(d)	276,500	294,440
Castech, Inc. Class A	24,100	92,487
CATARC Automotive Proving Ground Co. Ltd. Class A	150,100	124,023
Cayman Engley Industrial Co. Ltd.	43,313	77,152
CCCG Real Estate Corp. Ltd. Class A	62,600	105,769
CCS Supply Chain Management Co. Ltd. Class A	141,200	115,894
CECEP Techand Ecology & Environment Co. Ltd. Class A (b)	549,300	177,175
Center International Group Co. Ltd. Class A	66,700	171,196
Central China Land Media Co. Ltd. Class A	70,200	102,519

See accompanying notes to financial statements.
166

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Central China Management Co. Ltd.	44,000	$ 1,994
Central China New Life Ltd. (b)	61,000	17,758
CGN Mining Co. Ltd. (b)(c)	2,675,004	522,578
CGN New Energy Holdings Co. Ltd. (c)	1,326,000	352,162
CGN Nuclear Technology Development Co. Ltd. Class A	46,300	50,013
Changchun Faway Automobile Components Co. Ltd. Class A	9,700	11,849
Changchun UP Optotech Co. Ltd. Class A	24,000	126,164
Changjiang Publishing & Media Co. Ltd. Class A	114,500	120,382
Chaoju Eye Care Holdings Ltd.	386,500	203,815
Chaowei Power Holdings Ltd.	231,000	41,293
ChemPartner PharmaTech Co. Ltd. Class A (b)	116,000	138,358
Chen Lin Education Group Holdings Ltd. (b)	272,000	65,987
Cheng De Lolo Co. Ltd. Class A	50,200	59,118
Chengdu ALD Aviation Manufacturing Corp. Class A	6,480	18,446
Chengdu B-Ray Media Co. Ltd. Class A	165,300	118,886
Chengdu Bright Eye Hospital Co. Ltd. Class A	9,900	159,566
Chengdu CORPRO Technology Co. Ltd. Class A (b)	58,900	170,174
Chengdu Easton Bio Pharmaceutical Co. Ltd. Class A	20,698	156,817
Chengdu Guoguang Electric Co. Ltd. Class A (b)	10,461	122,748
Chengdu Hongqi Chain Co. Ltd. Class A	45,700	33,307
Chengdu Information Technology of Chinese Academy of Sciences Co. Ltd. Class A	24,100	112,367
Chengdu Kanghong Pharmaceutical Group Co. Ltd. Class A	54,000	117,698
Chengdu Kanghua Biological Products Co. Ltd. Class A	16,200	148,909
Chengdu Leejun Industrial Co. Ltd. Class A	55,900	60,076
Chengdu M&S Electronics Technology Co. Ltd. Class A (b)	20,010	110,490
Chengdu Olymvax Biopharmaceuticals, Inc. Class A (b)	55,116	136,471
Chengdu RML Technology Co. Ltd. Class A	20,700	169,305
Security Description	Shares	Value
Chengdu Spaceon Electronics Co. Ltd. Class A	18,460	$ 42,490
Chengdu XGimi Technology Co. Ltd. Class A	8,060	136,314
Chengdu Xuguang Electronics Co. Ltd. Class A (b)	116,500	129,520
Chenguang Biotech Group Co. Ltd. Class A	18,900	38,912
Chengzhi Co. Ltd. Class A	71,100	76,216
Chenzhou City Jingui Silver Industry Co. Ltd. Class A (b)	301,300	112,898
Chervon Holdings Ltd.	78,600	235,343
China Aircraft Leasing Group Holdings Ltd.	45,500	22,367
China Aluminum International Engineering Corp. Ltd. Class A (b)	68,900	47,757
China Animal Husbandry Industry Co. Ltd. Class A	108,600	168,287
China BlueChemical Ltd. Class H	1,582,000	391,872
China Chunlai Education Group Co. Ltd.	342,000	317,902
China Conch Environment Protection Holdings Ltd. (b)(c)	469,000	100,605
China Conch Venture Holdings Ltd.	837,000	713,900
China CYTS Tours Holding Co. Ltd. Class A (b)	77,500	128,817
China Design Group Co. Ltd. Class A	31,320	35,723
China Dili Group (b)(c)(e)	1,900,000	80,058
China Dongxiang Group Co. Ltd.	1,976,000	68,122
China East Education Holdings Ltd. (c)(d)	407,500	167,540
China Everbright Ltd.	422,902	244,610
China Express Airlines Co. Ltd. Class A (b)	86,900	86,235
China Foods Ltd.	700,000	230,597
China Forestry Holdings Co. Ltd. (b)(e)	1,642,000	—
China Fortune Land Development Co. Ltd. Class A (b)	384,100	114,928
China Hanking Holdings Ltd.	381,891	33,158
China Harzone Industry Corp. Ltd. Class A	45,300	48,995
China High Speed Railway Technology Co. Ltd. Class A (b)	551,200	184,597
China Isotope & Radiation Corp.	30,403	47,205
China Kepei Education Group Ltd.	396,000	106,182
China Lesso Group Holdings Ltd.	933,000	496,768

See accompanying notes to financial statements.
167

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
China Lilang Ltd.	195,000	$ 91,626
China Meidong Auto Holdings Ltd.	590,000	323,180
China Modern Dairy Holdings Ltd.	1,258,791	123,760
China New Higher Education Group Ltd. (d)	450,093	123,560
China Nonferrous Metal Industry's Foreign Engineering & Construction Co. Ltd. Class A (b)	73,700	48,555
China Nonferrous Mining Corp. Ltd.	1,082,746	695,393
China Oriental Group Co. Ltd.	26,882	4,256
China Overseas Grand Oceans Group Ltd.	1,423,000	594,139
China Railway Tielong Container Logistics Co. Ltd. Class A	182,900	155,393
China Rare Earth Holdings Ltd. (b)	874,400	43,542
China Reform Health Management & Services Group Co. Ltd. Class A (b)	78,500	115,287
China Renaissance Holdings Ltd. (b)(c)(d)(e)	177,940	123,881
China Resources Medical Holdings Co. Ltd.	731,500	479,145
China Risun Group Ltd. (c)	1,343,000	565,882
China Sanjiang Fine Chemicals Co. Ltd. (b)	205,097	25,402
China SCE Group Holdings Ltd. (b)(c)	643,307	25,053
China Shineway Pharmaceutical Group Ltd.	248,138	248,079
China South City Holdings Ltd. (c)	3,048,000	177,077
China Sports Industry Group Co. Ltd. Class A	104,500	126,219
China Testing & Certification International Group Co. Ltd. Class A	54,322	81,120
China Tianying, Inc. Class A (b)	228,200	175,713
China Travel International Investment Hong Kong Ltd.	1,470,000	281,543
China Tungsten & Hightech Materials Co. Ltd. Class A	109,500	140,073
China Water Affairs Group Ltd.	859,357	556,310
China West Construction Group Co. Ltd. Class A	54,200	56,017
China XLX Fertiliser Ltd.	585,118	294,358
China Yongda Automobiles Services Holdings Ltd.	932,000	360,574
China Youran Dairy Group Ltd. (d)	802,000	148,483
China Yuhua Education Corp. Ltd. (b)(d)	58,653	4,643
Security Description	Shares	Value
China-Singapore Suzhou Industrial Park Development Group Co. Ltd. Class A	53,000	$ 65,107
Chinasoft International Ltd.	2,182,000	1,554,621
Chlitina Holding Ltd.	56,000	326,141
Chongqing Baiya Sanitary Products Co. Ltd. Class A	61,100	123,697
Chongqing Chuanyi Automation Co. Ltd. Class A	30,800	137,983
Chongqing Department Store Co. Ltd. Class A	20,100	90,848
Chongqing Dima Industry Co. Ltd. Class A (b)	577,400	132,348
Chongqing Gas Group Corp. Ltd. Class A	213,200	201,034
Chongqing Hongjiu Fruit Co. Ltd. Class H (b)	171,600	122,261
Chongqing Road & Bridge Co. Ltd. Class A	212,700	143,050
Chongqing Sanfeng Environment Group Corp. Ltd. Class A	52,100	53,632
Chongqing Shunbo Aluminum Co. Ltd. Class A	72,800	115,609
Chongqing Zongshen Power Machinery Co. Ltd. Class A	37,500	35,154
Chongyi Zhangyuan Tungsten Industry Co. Ltd. Class A	70,720	55,619
Chutian Dragon Co. Ltd. Class A	22,800	49,100
CIG Shanghai Co. Ltd. Class A (b)	18,000	134,301
Cinda Real Estate Co. Ltd. Class A	209,600	117,663
Circuit Fabology Microelectronics Equipment Co. Ltd. Class A (b)	11,657	105,278
CITIC Guoan Wine Co. Ltd. Class A (b)	118,200	126,867
CITIC Resources Holdings Ltd.	1,400,000	62,565
CITIC Telecom International Holdings Ltd.	1,875,287	742,275
City Development Environment Co. Ltd. Class A	14,500	22,171
Client Service International, Inc. Class A	33,950	64,398
Cloud Music, Inc. (b)(c)(d)	48,800	530,878
ClouDr Group Ltd. (b)	218,500	205,894
Clover Biopharmaceuticals Ltd. (b)	40,500	3,982
CMGE Technology Group Ltd. (b)	191,338	32,737
CMST Development Co. Ltd. Class A	124,100	90,276
CNSIG Inner Mongolia Chemical Industry Co. Ltd. Class A	122,100	143,455

See accompanying notes to financial statements.
168

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
CoCreation Grass Co. Ltd. Class A	5,900	$ 17,451
COFCO Joycome Foods Ltd. (b)(c)	2,754,236	608,391
Cofoe Medical Technology Co. Ltd. Class A	11,400	60,804
COL Group Co. Ltd. Class A (b)	53,000	104,025
Colorlight Cloud Tech Ltd. Class A	2,800	31,660
Consun Pharmaceutical Group Ltd.	226,000	146,880
Contec Medical Systems Co. Ltd. Class A	26,400	78,304
COSCO SHIPPING International Hong Kong Co. Ltd.	608,000	262,395
COSCO SHIPPING Specialized Carriers Co. Ltd. Class A	170,300	124,586
CPMC Holdings Ltd.	691,000	514,378
CPT Technology Group Co. Ltd. Class A (b)	432,800	284,543
CQ Pharmaceutical Holding Co. Ltd. Class A	68,800	53,637
Crystal Clear Electronic Material Co. Ltd. Class A	54,910	80,793
CSG Smart Science&Technology Co. Ltd. Class A (b)	141,100	144,668
CSSC Hong Kong Shipping Co. Ltd.	1,304,321	228,161
CTS International Logistics Corp. Ltd. Class A	40,000	38,925
Cubic Sensor & Instrument Co. Ltd. Class A	11,079	113,653
Daan Gene Co. Ltd. Class A	123,000	164,940
Dada Nexus Ltd. ADR (b)	69,108	307,531
Dalian Huarui Heavy Industry Group Co. Ltd. Class A	107,200	69,448
Dalipal Holdings Ltd.	476,000	266,205
Dazhong Transportation Group Co. Ltd. Class B	563,135	110,374
DBAPP Security Ltd. Class A (b)	6,326	124,831
DBG Technology Co. Ltd. Class A	57,900	133,748
DeHua TB New Decoration Materials Co. Ltd. Class A	53,000	73,108
Delixi New Energy Technology Co. Ltd. Class A (b)	34,900	113,240
Dexin Services Group Ltd. (b)	124,000	39,107
Dezhan Healthcare Co. Ltd. Class A (b)	281,900	165,215
Dian Diagnostics Group Co. Ltd. Class A	51,700	166,757
Digital China Information Service Group Co. Ltd. Class A	48,000	77,016
Security Description	Shares	Value
DingDong Cayman Ltd. ADR (b)(c)	50,953	$ 99,358
Dizal Jiangsu Pharmaceutical Co. Ltd. Class A (b)	32,877	160,104
Dongfang Electronics Co. Ltd. Class A	70,000	79,745
DongFeng Automobile Co. Ltd. Class A	249,100	190,097
Dongguan Aohai Technology Co. Ltd. Class A	17,900	89,700
Dongguan Development Holdings Co. Ltd. Class A	66,100	81,743
Dongguan Eontec Co. Ltd. Class A (b)	137,000	125,234
Dongguan Yutong Optical Technology Co. Ltd. Class A (b)	74,100	144,828
Dongjiang Environmental Co. Ltd. Class A (b)	93,100	72,709
Dongrui Food Group Co. Ltd. Class A (b)	44,300	142,118
Double Medical Technology, Inc. Class A (b)	29,200	130,375
DouYu International Holdings Ltd. ADR (b)	36,354	35,394
DR Corp. Ltd. Class A	24,903	113,069
Dynagreen Environmental Protection Group Co. Ltd. Class A	1,500	1,447
Dynagreen Environmental Protection Group Co. Ltd. Class H	335,058	100,964
Eastern Communications Co. Ltd. Class A	56,000	91,697
Eastern Communications Co. Ltd. Class B	109,400	43,541
E-Commodities Holdings Ltd.	954,000	176,625
Edan Instruments, Inc. Class A	54,400	82,058
Edvantage Group Holdings Ltd.	109,143	32,470
EEKA Fashion Holdings Ltd. (c)	249,104	472,009
EHang Holdings Ltd. ADR (b)(c)	31,262	563,341
Elion Energy Co. Ltd. Class A	372,900	141,774
Emeren Group Ltd. ADR (b)(c)	16,346	50,346
Era Co. Ltd. Class A	72,000	54,353
Espressif Systems Shanghai Co. Ltd. Class A (b)	7,567	105,522
Essex Bio-technology Ltd.	147,000	53,681
EVA Precision Industrial Holdings Ltd.	943,189	81,892
Everest Medicines Ltd. (b)(c)(d)	182,500	582,557
Excellence Commercial Property & Facilities Management Group Ltd. (c)	7,784	2,008

See accompanying notes to financial statements.
169

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Fangda Special Steel Technology Co. Ltd. Class A (b)	222,700	$ 144,580
Fanhua, Inc. ADR (b)	37,546	270,707
Fanli Digital Technology Co. Ltd. Class A (b)	101,600	114,070
Far East Smarter Energy Co. Ltd. Class A (b)	211,100	138,497
FAWER Automotive Parts Co. Ltd. Class A	130,400	94,143
FESCO Group Co. Ltd. Class A (b)	41,400	142,513
FIH Mobile Ltd. (b)	2,409,198	206,102
FinVolution Group ADR	135,695	675,761
Fire Rock Holdings Ltd. (b)(c)	958,700	37,947
First Tractor Co. Ltd. Class A	37,500	63,669
First Tractor Co. Ltd. Class H	490,000	249,635
Flowing Cloud Technology Ltd. (b)(c)	989,000	208,361
Focus Lightings Tech Co. Ltd. Class A	42,300	61,774
Focus Technology Co. Ltd. Class A	29,300	130,298
Focuslight Technologies, Inc. Class A	8,976	109,857
Foran Energy Group Co. Ltd. Class A	16,000	26,375
Foshan Yowant Technology Co. Ltd. Class A (b)	85,000	113,516
Fosun Tourism Group (b)(d)	167,993	159,373
Frontier Biotechnologies, Inc. Class A (b)	85,737	129,210
Fu Shou Yuan International Group Ltd.	1,186,000	826,824
Fufeng Group Ltd. (c)	1,175,000	661,625
Fujian Aonong Biological Technology Group, Inc. Ltd. Class A (b)	100,600	112,671
Fujian Apex Software Co. Ltd. Class A	14,500	123,790
Fujian Boss Software Development Co. Ltd. Class A	64,392	140,083
Fujian Foxit Software Development JSC Ltd. Class A	10,349	116,079
Fujian Snowman Co. Ltd. Class A (b)	59,600	62,007
Fujian Star-net Communication Co. Ltd. Class A	30,800	81,970
Fujian Yongfu Power Engineering Co. Ltd. Class A	1,700	7,229
Fulin Precision Co. Ltd. Class A	112,800	156,681
Funshine Culture Group Co. Ltd. Class A (b)	15,300	108,527
Security Description	Shares	Value
Gansu Jiu Steel Group Hongxing Iron & Steel Co. Ltd. Class A (b)	892,300	$ 192,281
Gansu Qilianshan Cement Group Co. Ltd. Class A (b)	33,700	52,037
Ganzhou Teng Yuan Cobalt New Material Co. Ltd. Class A	37,900	190,651
Gaotu Techedu, Inc. ADR (b)(c)	114,949	317,259
GemPharmatech Co. Ltd. Class A	53,280	125,782
Genertec Universal Medical Group Co. Ltd. (d)	962,636	480,590
Genimous Technology Co. Ltd. Class A (b)	94,360	83,665
GEPIC Energy Development Co. Ltd. Class A	76,100	58,074
Getein Biotech, Inc. Class A	47,750	73,469
Giantec Semiconductor Corp. Class A	14,782	111,893
Global New Material International Holdings Ltd. (b)(c)	284,000	147,950
Globe Jiangsu Co. Ltd. Class A	45,200	113,531
GoldenHome Living Co. Ltd. Class A	10,192	37,882
Goldenmax International Group Ltd. Class A	37,100	47,255
Grand Industrial Holding Group Co. Ltd. Class A (b)	148,900	145,513
Great Chinasoft Technology Co. Ltd. Class A (b)	85,000	138,716
Great Microwave Technology Co. Ltd. Class A	16,660	110,674
Greatoo Intelligent Equipment, Inc. Class A	225,600	114,879
Greatview Aseptic Packaging Co. Ltd. (b)	462,725	126,436
Gree Real Estate Co. Ltd. Class A (b)	112,800	112,401
Greentown Management Holdings Co. Ltd. (d)	655,904	474,853
Greentown Service Group Co. Ltd.	1,332,000	598,663
GRG Metrology & Test Group Co. Ltd. Class A	3,700	7,567
Guangdong Advertising Group Co. Ltd. Class A	137,100	100,674
Guangdong Aofei Data Technology Co. Ltd. Class A	76,967	97,084
Guangdong Baolihua New Energy Stock Co. Ltd. Class A	127,400	94,251
Guangdong Chj Industry Co. Ltd. Class A	137,400	125,411
Guangdong Dongfang Precision Science & Technology Co. Ltd. Class A (b)	108,600	75,871

See accompanying notes to financial statements.
170

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Guangdong Dongpeng Holdings Co. Ltd. Class A	74,300	$ 108,609
Guangdong Fangyuan New Materials Group Co. Ltd. Class A (b)	92,401	112,620
Guangdong Ganhua Science & Industry Co. Ltd. Class A (b)	86,701	117,216
Guangdong Golden Dragon Development, Inc. Class A (b)	42,800	76,251
Guangdong Great River Smarter Logistics Co. Ltd. Class A	51,500	151,056
Guangdong Guanghua Sci-Tech Co. Ltd. Class A (b)	18,800	37,235
Guangdong Guangzhou Daily Media Co. Ltd. Class A	184,800	116,677
Guangdong Highsun Group Co. Ltd. Class A (b)	208,000	61,095
Guangdong Hongtu Technology Holdings Co. Ltd. Class A (b)	49,600	118,728
Guangdong Huate Gas Co. Ltd. Class A	12,806	118,995
Guangdong Hybribio Biotech Co. Ltd. Class A	26,275	35,054
Guangdong Jia Yuan Technology Shares Co. Ltd. Class A	59,324	166,921
Guangdong Lvtong New Energy Electric Vehicle Technology Co. Ltd. Class A	16,800	106,347
Guangdong Lyric Robot Automation Co. Ltd. Class A	18,399	113,691
Guangdong Marubi Biotechnology Co. Ltd. Class A	22,300	75,662
Guangdong Shenling Environmental Systems Co. Ltd. Class A	30,100	113,571
Guangdong Shirongzhaoye Co. Ltd. Class A (b)	129,900	114,999
Guangdong Shunkong Development Co. Ltd. Class A	27,200	58,800
Guangdong Sirio Pharma Co. Ltd. Class A	33,900	120,138
Guangdong South New Media Co. Ltd. Class A	18,100	91,050
Guangdong Taienkang Pharmaceutical Co. Ltd. Class A	46,949	119,535
Guangdong Tapai Group Co. Ltd. Class A	292,800	332,757
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd. Class A	70,700	171,079
Guangdong Zhongnan Iron & Steel Co. Ltd. Class A	129,200	51,604
Security Description	Shares	Value
Guangdong Zhongsheng Pharmaceutical Co. Ltd. Class A	43,900	$ 112,676
Guanghui Logistics Co. Ltd. Class A (b)	138,300	135,344
Guangxi Liugong Machinery Co. Ltd. Class A	101,520	100,046
Guangxi Radio & Television Information Network Corp. Ltd. Class A (b)	215,100	117,208
Guangzhou Grandbuy Co. Ltd. Class A (b)	132,500	120,029
Guangzhou Haoyang Electronic Co. Ltd. Class A	8,500	106,703
Guangzhou KDT Machinery Co. Ltd. Class A	23,860	64,188
Guangzhou Lingnan Group Holdings Co. Ltd. Class A (b)	89,600	111,297
Guangzhou Pearl River Piano Group Co. Ltd. Class A	165,500	126,071
Guangzhou Sanfu New Materials Technology Co. Ltd. Class A (b)	10,860	115,967
Guangzhou Sie Consulting Co. Ltd. Class A	21,980	69,448
Guangzhou Wondfo Biotech Co. Ltd. Class A	35,700	124,557
Guangzhou Zhiguang Electric Co. Ltd. Class A	40,900	40,362
Guilin Layn Natural Ingredients Corp. Class A	118,200	123,623
Guilin Sanjin Pharmaceutical Co. Ltd. Class A	63,900	147,696
Guizhou Aviation Technical Development Co. Ltd. Class A	15,082	117,249
Guizhou Bailing Group Pharmaceutical Co. Ltd. Class A (b)	73,200	80,979
Guizhou Broadcasting & TV Information Network Co. Ltd. Class A (b)	96,800	149,204
Guizhou Chanhen Chemical Corp. Class A	47,900	117,223
Guizhou Chitianhua Co. Ltd. Class A (b)	427,500	160,186
Guizhou Panjiang Refined Coal Co. Ltd. Class A	199,400	168,864
Guizhou Zhenhua E-chem, Inc. Class A	45,552	145,989
Guizhou Zhongyida Co. Ltd. Class A (b)	90,300	115,141
Guizhou Zhongyida Co. Ltd. Class B (b)	106,700	33,824
Haichang Ocean Park Holdings Ltd. (b)(c)(d)	2,691,000	402,008
Haima Automobile Co. Ltd. Class A (b)	262,000	150,315

See accompanying notes to financial statements.
171

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Hainan Development Holdings Nanhai Co. Ltd. Class A (b)	1,600	$ 2,025
Hainan Haiqi Transportation Group Co. Ltd. Class A (b)	51,000	113,119
Hainan Jinpan Smart Technology Co. Ltd. Class A	33,281	158,874
Hainan Meilan International Airport Co. Ltd. Class H (b)	4,940	4,541
Hainan Mining Co. Ltd. Class A	131,300	116,779
Hainan Poly Pharm Co. Ltd. Class A	23,200	69,067
Hainan Strait Shipping Co. Ltd. Class A	146,300	116,466
Haitong UniTrust International Leasing Co. Ltd. Class H (c)(d)	762,000	95,349
Halo Microelectronics Co. Ltd. Class A (b)	46,104	101,880
Hand Enterprise Solutions Co. Ltd. Class A	102,400	126,634
Hangxiao Steel Structure Co. Ltd. Class A	232,300	116,696
Hangzhou Bio-Sincerity Pharma-Tech Co. Ltd. Class A	14,200	134,482
Hangzhou Dptech Technologies Co. Ltd. Class A	48,650	101,230
Hangzhou Electronic Soul Network Technology Co. Ltd. Class A	27,100	102,623
Hangzhou Greenda Electronic Materials Co. Ltd. Class A	27,200	107,631
Hangzhou Haoyue Personal Care Co. Ltd. Class A	11,600	68,064
Hangzhou Honghua Digital Technology Stock Co. Ltd. Class A	10,932	144,059
Hangzhou Lianluo Interactive Information Technology Co. Ltd. Class A (b)	193,800	76,076
Hangzhou Onechance Tech Corp. Class A	6,000	20,547
Hangzhou SF Intra-City Industrial Co. Ltd. Class H (b)(d)	108,000	115,421
Hangzhou Shunwang Technology Co. Ltd. Class A	58,200	107,441
Hangzhou Steam Turbine Power Group Co. Ltd. Class B	311,443	329,662
Hangzhou Weiguang Electronic Co. Ltd. Class A	42,500	130,958
Harbin Electric Co. Ltd. Class H	464,000	141,596
Harbin Gloria Pharmaceuticals Co. Ltd. Class A (b)	501,200	155,470
Harbin Hatou Investment Co. Ltd. Class A (b)	202,400	160,014
Security Description	Shares	Value
HBIS Resources Co. Ltd. Class A	42,400	$ 93,230
HBM Holdings Ltd. (b)(d)	81,842	15,257
HC SemiTek Corp. Class A (b)	62,700	55,508
Health & Happiness H&H International Holdings Ltd.	249,000	309,030
Hefei Jianghang Aircraft Equipment Co. Ltd. Class A	99,076	162,639
Hefei Urban Construction Development Co. Ltd. Class A	33,800	30,480
HeiLongJiang ZBD Pharmaceutical Co. Ltd. Class A	71,400	124,753
Helens International Holdings Co. Ltd.	361,000	283,938
Hello Group, Inc. ADR	109,483	764,191
Henan Liliang Diamond Co. Ltd. Class A	29,200	133,781
Henan Lingrui Pharmaceutical Co. Class A	39,900	98,083
Henan Mingtai Al Industrial Co. Ltd. Class A	75,600	135,516
Henan Yicheng New Energy Co. Ltd. Class A (b)	213,200	146,606
Henan Yuguang Gold & Lead Co. Ltd. Class A	67,600	60,959
Henan Yuneng Holdings Co. Ltd. Class A (b)	2,800	1,726
Henan Zhongfu Industry Co. Ltd. Class A (b)	350,700	135,741
Hengdian Group Tospo Lighting Co. Ltd. Class A	63,300	119,115
Hengtong Logistics Co. Ltd. Class A	95,200	130,274
Hesai Group ADR (b)	34,800	348,000
Hexing Electrical Co. Ltd. Class A	50,300	184,127
Hichain Logistics Co. Ltd. Class A	55,600	140,340
Hiecise Precision Equipment Co. Ltd. Class A	41,300	170,568
Hiroca Holdings Ltd.	21,000	23,778
HitGen, Inc. Class A (b)	59,196	128,373
HMT Xiamen New Technical Materials Co. Ltd. Class A	31,100	134,504
Holitech Technology Co. Ltd. Class A (b)	296,500	142,436
Holly Futures Co. Ltd. Class A	10,100	17,176
Hollysys Automation Technologies Ltd. (b)	49,828	988,588
Hong Kong Aerospace Technology Group Ltd. (b)	29,238	19,338
Hope Education Group Co. Ltd. (b)(c)(d)	1,528,597	96,613
Hua Medicine (b)(d)	181,398	39,375
Huabao Flavours & Fragrances Co. Ltd. Class A	41,100	126,023

See accompanying notes to financial statements.
172

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Huangshan Tourism Development Co. Ltd. Class B (b)	321,361	$ 230,737
Huapont Life Sciences Co. Ltd. Class A	19,600	13,478
Huatu Cendes Co. Ltd. Class A	14,600	120,996
Huawen Media Group Class A (b)	475,600	139,695
Huayi Brothers Media Corp. Class A (b)	304,700	127,973
Huazhong In-Vehicle Holdings Co. Ltd. (c)	747,687	242,487
Hubei Broadcasting & Television Information Network Co. Ltd. Class A (b)	165,000	118,217
Hubei Yihua Chemical Industry Co. Ltd. Class A	85,200	126,998
Hunan Aihua Group Co. Ltd. Class A	23,100	67,406
Hunan Corun New Energy Co. Ltd. Class A (b)	190,300	144,441
Hunan Er-Kang Pharmaceutical Co. Ltd. Class A	157,900	73,470
Hunan Friendship & Apollo Commercial Co. Ltd. Class A (b)	276,000	123,496
Hunan New Wellful Co. Ltd. Class A (b)	102,100	122,199
Hunan Sokan New Materials Co. Ltd. Class A	14,698	117,733
Hunan TV & Broadcast Intermediary Co. Ltd. Class A	147,500	117,826
Hunan Zhongke Electric Co. Ltd. Class A	82,100	119,560
HUYA, Inc. ADR (b)	76,950	218,538
Hwa Create Co. Ltd. Class A (b)	50,300	186,060
Hybio Pharmaceutical Co. Ltd. Class A (b)	97,300	178,955
Hymson Laser Technology Group Co. Ltd. Class A	19,473	119,472
Hytera Communications Corp. Ltd. Class A (b)	77,200	65,272
HyUnion Holding Co. Ltd. Class A (b)	42,800	38,419
IAT Automobile Technology Co. Ltd. Class A (b)	33,600	81,489
iDreamSky Technology Holdings Ltd. (b)(c)(d)	918,480	358,861
I-Mab ADR (b)(c)	5,508	7,271
Immunotech Biopharm Ltd. (b)	7,109	3,622
Infund Holding Co. Ltd. Class A (b)	320,900	131,694
Inkeverse Group Ltd. (b)	827,494	83,469
Inmyshow Digital Technology Group Co. Ltd. Class A	155,800	132,582
Security Description	Shares	Value
Inner Mongolia Furui Medical Science Co. Ltd. Class A	32,500	$ 164,245
Inner Mongolia Xinhua Distribution Group Co. Ltd. Class A	15,300	24,885
Inner Mongolia Yitai Coal Co. Ltd. Class B (b)	981,784	1,373,516
InnoCare Pharma Ltd. (b)(c)(d)	574,000	436,078
Innuovo Technology Co. Ltd. Class A	55,800	47,944
Intron Technology Holdings Ltd. (c)	521,172	215,606
IReader Technology Co. Ltd. Class A	40,800	114,407
Jacobio Pharmaceuticals Group Co. Ltd. (b)(d)	51,190	20,916
Jade Bird Fire Co. Ltd. Class A	67,200	153,571
Jangho Group Co. Ltd. Class A	106,600	112,807
JF Wealth Holdings Ltd. (c)	69,500	133,820
JH Educational Technology, Inc.	254,000	29,513
Jiajiayue Group Co. Ltd. Class A	41,100	63,914
Jiangling Motors Corp. Ltd. Class A	19,900	47,198
Jiangshan Oupai Door Industry Co. Ltd. Class A	21,600	104,683
Jiangsu Ankura Smart Transmission Engineering Technology Co. Ltd. Class A (b)	9,600	45,511
Jiangsu Asia-Pacific Light Alloy Technology Co. Ltd. Class A	143,300	116,044
Jiangsu Azure Corp. Class A	120,100	149,842
Jiangsu Boqian New Materials Stock Co. Ltd. Class A	26,700	113,532
Jiangsu Cnano Technology Co. Ltd. Class A	38,035	136,254
Jiangsu Dagang Co. Ltd. Class A (b)	51,200	104,779
Jiangsu Guomao Reducer Co. Ltd. Class A	56,400	135,393
Jiangsu Haili Wind Power Equipment Technology Co. Ltd. Class A	19,400	157,927
Jiangsu High Hope International Group Corp. Class A	315,600	122,155
Jiangsu Hongdou Industrial Co. Ltd. Class A	300,000	128,058
Jiangsu Huachang Chemical Co. Ltd. Class A	41,800	40,562
Jiangsu Huahong Technology Stock Co. Ltd. Class A	86,600	111,255
Jiangsu Huaxicun Co. Ltd. Class A	89,900	118,949
Jiangsu Jiangyin Rural Commercial Bank Co. Ltd. Class A	215,500	112,989

See accompanying notes to financial statements.
173

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Jiangsu Jiejie Microelectronics Co. Ltd. Class A	68,100	$ 161,142
Jiangsu Kanion Pharmaceutical Co. Ltd. Class A	49,400	141,303
Jiangsu Leili Motor Co. Ltd. Class A	28,200	112,363
Jiangsu Lopal Tech Co. Ltd. Class A (b)	70,700	118,387
Jiangsu Ruitai New Energy Materials Co. Ltd. Class A	82,000	202,812
Jiangsu Sanfame Polyester Material Co. Ltd. Class A	335,700	118,877
Jiangsu Shagang Co. Ltd. Class A	110,500	60,060
Jiangsu Shuangxing Color Plastic New Materials Co. Ltd. Class A	102,000	128,379
Jiangsu Sidike New Material Science & Technology Co. Ltd. Class A	22,120	54,315
Jiangsu Sunshine Co. Ltd. Class A	371,200	115,654
Jiangsu Tianmu Lake Tourism Co. Ltd. Class A (b)	37,300	110,737
Jiangsu ToLand Alloy Co. Ltd. Class A	28,900	123,720
Jiangsu Transimage Technology Co. Ltd. Class A	38,100	107,150
Jiangsu Yahong Meditech Co. Ltd. Class A (b)	84,114	129,189
Jiangsu Zhangjiagang Rural Commercial Bank Co. Ltd. Class A	162,760	99,858
Jiangsu Zhongnan Construction Group Co. Ltd. Class A (b)	253,400	55,996
Jiangsu Zongyi Co. Ltd. Class A (b)	195,500	133,629
Jiangxi Black Cat Carbon Black Co. Ltd. Class A (b)	74,900	104,448
Jiangxi Fushine Pharmaceutical Co. Ltd. Class A (b)	2,900	4,454
Jiangxi GETO New Materials Corp. Ltd. Class A	48,386	105,993
Jiangxi Huangshanghuang Group Food Co. Ltd. Class A	83,600	129,432
Jiangxi Hungpai New Material Co. Ltd. Class A	106,200	121,567
Jiangxi Jovo Energy Co. Ltd. Class A	57,400	187,742
Jiangxi Wannianqing Cement Co. Ltd. Class A	306,000	336,838
Jiangyin Hengrun Heavy Industries Co. Ltd. Class A	33,300	124,914
Jiangyin Jianghua Microelectronics Materials Co. Ltd. Class A	49,200	110,883
Jiangyin Zhongnan Heavy Industries Co. Ltd. Class A (b)	388,900	123,304
Security Description	Shares	Value
Jiangzhong Pharmaceutical Co. Ltd. Class A	36,800	$ 100,160
Jianmin Pharmaceutical Group Co. Ltd. Class A	13,600	123,722
Jianshe Industry Group Yunnan Co. Ltd. Class A (b)	67,800	114,648
Jiayou International Logistics Co. Ltd. Class A	55,100	135,599
Jilin Chemical Fibre Class A (b)	126,500	54,692
Jilin Electric Power Co. Ltd. Class A (b)	270,000	181,958
Jilin Liyuan Precision Manufacturing Co. Ltd. Class A (b)	576,300	115,485
Jilin Yatai Group Co. Ltd. Class A (b)	706,500	207,516
Jin Tong Ling Technology Group Co. Ltd. Class A (b)	80,600	32,856
Jinan Acetate Chemical Co. Ltd. (c)	30,000	1,026,936
Jinghua Pharmaceutical Group Co. Ltd. Class A	41,800	54,905
Jinhong Gas Co. Ltd. Class A	41,744	148,051
Jinhui Liquor Co. Ltd. Class A	44,400	172,950
Jinke Properties Group Co. Ltd. Class A (b)	285,000	68,064
Jinke Smart Services Group Co. Ltd. Class H (b)(c)	220,900	277,541
JinkoSolar Holding Co. Ltd. ADR (b)(c)	32,400	983,988
Jinlei Technology Co. Ltd. Class A (b)	2,200	8,998
Jinneng Holding Shanxi Electric Power Co. Ltd. Class A (b)	190,500	83,409
Jinneng Science&Technology Co. Ltd. Class A	34,700	39,816
Jinxin Fertility Group Ltd. (b)(c)(d)	1,868,000	892,040
Jinyu Bio-Technology Co. Ltd. Class A	121,400	156,796
Jishi Media Co. Ltd. Class A (b)	567,900	148,099
Jiuzhitang Co. Ltd. Class A	62,000	98,458
JNBY Design Ltd.	104,770	135,915
Joeone Co. Ltd. Class A	85,000	116,316
Jointo Energy Investment Co. Ltd. Hebei Class A	110,600	86,528
Jolywood Suzhou Sunwatt Co. Ltd. Class A	85,100	131,521
Joyoung Co. Ltd. Class A	38,900	75,977
JS Corrugating Machinery Co. Ltd. Class A (b)	49,700	109,827
JSTI Group Class A	41,900	34,103
Juneyao Grand Healthy Drinks Co. Ltd. Class A	77,200	136,159
Jushri Technologies, Inc. Class A	35,423	80,611
JW Cayman Therapeutics Co. Ltd. (b)(d)	42,350	11,193

See accompanying notes to financial statements.
174

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Kaili Catalyst & New Materials Co. Ltd. Class A	17,829	$ 123,212
Kaishan Group Co. Ltd. Class A	99,700	197,874
Kama Co. Ltd. Class B (b)	260,800	97,539
Kandi Technologies Group, Inc. (b)	51,917	179,633
Kangji Medical Holdings Ltd. (c)	314,069	270,284
KBC Corp. Ltd. Class A	13,421	146,372
KEDE Numerical Control Co. Ltd. Class A (b)	10,767	114,738
Keeson Technology Corp. Ltd. Class A (b)	15,724	26,308
Keli Sensing Technology Ningbo Co. Ltd. Class A	28,300	125,424
Keshun Waterproof Technologies Co. Ltd. Class A	69,000	69,987
Keymed Biosciences, Inc. (b)(d)	148,500	946,156
Kidswant Children Products Co. Ltd. Class A (b)	92,400	121,370
Kinetic Development Group Ltd.	1,464,000	102,811
Kingsoft Cloud Holdings Ltd. (b)(c)	1,439,895	476,175
Kintor Pharmaceutical Ltd. (b)(c)(d)	147,000	51,428
Konka Group Co. Ltd. Class A (b)	547,000	322,836
KPC Pharmaceuticals, Inc. Class A	39,600	104,303
Kuangda Technology Group Co. Ltd. Class A	184,800	115,409
Kunshan GuoLi Electronic Technology Co. Ltd. Class A	14,624	106,743
Kunshan Huguang Auto Harness Co. Ltd. Class A (b)	61,100	151,539
Kunshan Kinglai Hygienic Materials Co. Ltd. Class A	31,100	161,737
Kunwu Jiuding Investment Holdings Co. Ltd. Class A	67,600	122,939
KWG Group Holdings Ltd. (b)(c)	1,298,500	150,876
KWG Living Group Holdings Ltd. (b)(c)	84,734	6,059
Lancy Co. Ltd. Class A (b)	38,700	121,320
Lanzhou Lishang Guochao Industrial Group Co. Ltd. Class A (b)	153,300	117,620
Lanzhou LS Heavy Equipment Co. Ltd. Class A (b)	129,600	115,623
Lecron Industrial Development Group Co. Ltd. Class A (b)	117,300	114,309
Lee & Man Paper Manufacturing Ltd.	2,122,000	620,464
Lemtech Holdings Co. Ltd.	6,336	16,645
Security Description	Shares	Value
LEPU ScienTech Medical Technology Shanghai Co. Ltd. Class H (b)(c)	45,000	$ 171,798
LexinFintech Holdings Ltd. ADR	58,620	129,550
LianChuang Electronic Technology Co. Ltd. Class A	110,700	144,495
Lianhe Chemical Technology Co. Ltd. Class A	153,100	175,464
Liao Ning Oxiranchem, Inc. Class A (b)	37,400	35,882
Liaoning Chengda Biotechnology Co. Ltd. Class A	54,333	257,729
Liaoning Fu-An Heavy Industry Co. Ltd. Class A (b)	76,700	117,907
Lifetech Scientific Corp. (b)(c)	3,154,000	966,515
Ligao Foods Co. Ltd. Class A	10,700	93,478
Lihuayi Weiyuan Chemical Co. Ltd. Class A	67,500	184,830
Lily Group Co. Ltd. Class A	82,043	111,481
Linewell Software Co. Ltd. Class A	67,500	114,233
LingNan Eco&Culture-Tourism Co. Ltd. Class A (b)	247,100	108,869
Linklogis, Inc. Class B (c)(d)	494,500	110,494
Linktel Technologies Co. Ltd. Class A	9,300	114,397
Loncin Motor Co. Ltd. Class A	242,500	194,047
Longhua Technology Group Luoyang Co. Ltd. Class A	50,000	51,745
Longyan Zhuoyue New Energy Co. Ltd. Class A	20,137	135,983
Lonkey Industrial Co. Class A (b)	268,200	118,165
Lonking Holdings Ltd.	1,959,000	342,681
Lu Thai Textile Co. Ltd. Class B	44,743	27,022
Lucky Harvest Co. Ltd. Class A	22,000	123,320
Luolai Lifestyle Technology Co. Ltd. Class A	88,300	136,103
Luoniushan Co. Ltd. Class A	1,500	1,178
Luoxin Pharmaceuticals Group Stock Co. Ltd. Class A (b)	12,300	9,437
Luoyang Xinqianglian Slewing Bearing Co. Ltd. Class A	30,400	129,390
Lushang Freda Pharmaceutical Co. Ltd. Class A (b)	70,300	85,876
Luyang Energy-Saving Materials Co. Ltd.	200	436
Luye Pharma Group Ltd. (b)(c)(d)	1,820,221	815,768
LVGEM China Real Estate Investment Co. Ltd. (b)(c)	1,428,000	227,915
Mabwell Shanghai Bioscience Co. Ltd. Class A (b)	45,476	153,985
Maccura Biotechnology Co. Ltd. Class A	31,900	65,808

See accompanying notes to financial statements.
175

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Macmic Science & Technology Co. Ltd. Class A	15,927	$ 115,423
Malion New Materials Co. Ltd. Class A (b)	77,000	106,320
Maoyan Entertainment (b)(c)(d)	362,396	538,607
Maoye Commercial Co. Ltd. Class A	228,500	120,746
Marssenger Kitchenware Co. Ltd. Class A	49,200	131,412
Maxvision Technology Corp. Class A	23,700	100,450
Mayinglong Pharmaceutical Group Co. Ltd. Class A	16,700	52,834
Medlive Technology Co. Ltd. (c)(d)	136,500	137,862
Mega-info Media Co. Ltd. Class A	41,100	113,387
Meitu, Inc. (c)(d)	1,966,598	878,859
M-Grass Ecology & Environment Group Co. Ltd. Class A	22,000	12,018
Microport Cardioflow Medtech Corp. (b)(c)(d)	535,000	114,079
MicroPort NeuroTech Ltd. (b)(c)	47,000	73,094
Micro-Tech Nanjing Co. Ltd. Class A	13,715	143,988
Midea Real Estate Holding Ltd. (c)(d)	359,600	281,000
Milkyway Chemical Supply Chain Service Co. Ltd. Class A	16,170	164,258
Ming Yuan Cloud Group Holdings Ltd. (b)(c)	958,000	419,561
Mingchen Health Co. Ltd. Class A (b)	24,750	104,833
Minmetals Development Co. Ltd. Class A (b)	111,400	144,950
MLS Co. Ltd. Class A	137,900	169,400
Mobvista, Inc. (b)(c)(d)	325,399	130,877
Monalisa Group Co. Ltd. Class A	23,800	54,847
Montnets Cloud Technology Group Co. Ltd. Class A (b)	49,300	98,793
Moon Environment Technology Co. Ltd. Class A	35,800	72,772
Morimatsu International Holdings Co. Ltd. (b)(c)	412,000	301,431
Mubang High-Tech Co. Ltd. Class A (b)	38,600	104,265
NanJi E-Commerce Co. Ltd. Class A (b)	163,000	79,870
Nanjing Chervon Auto Precision Technology Co. Ltd. Class A (b)	62,800	118,691
Nanjing Cosmos Chemical Co. Ltd. Class A	13,200	125,011
Security Description	Shares	Value
Nanjing Develop Advanced Manufacturing Co. Ltd. Class A	32,580	$ 141,218
Nanjing Gaoke Co. Ltd. Class A	37,700	32,961
Nanjing Hanrui Cobalt Co. Ltd. Class A	39,800	162,461
Nanjing Vazyme Biotech Co. Ltd. Class A	37,245	147,482
Nantong Jiangshan Agrochemical & Chemical LLC Class A	44,395	126,438
Nanya New Material Technology Co. Ltd. Class A	34,523	111,164
Nayuki Holdings Ltd. (b)(c)	490,000	258,394
NetDragon Websoft Holdings Ltd.	238,000	440,029
Neusoft Corp. Class A (b)	140,300	188,139
New Guomai Digital Culture Co. Ltd. Class A (b)	94,500	133,726
New Hope Dairy Co. Ltd. Class A	44,500	87,830
New Horizon Health Ltd. (b)(c)(d)	184,500	442,884
New Journey Health Technology Group Co. Ltd. Class A (b)	260,400	124,021
Newborn Town, Inc. (b)	179,315	47,165
Ningbo Boway Alloy Material Co. Ltd. Class A	61,600	128,091
Ningbo Dechang Electrical Machinery Made Co. Ltd. Class A	48,300	117,767
Ningbo Huaxiang Electronic Co. Ltd. Class A	40,700	79,660
Ningbo Peacebird Fashion Co. Ltd. Class A	19,900	51,049
Ningbo Yongxin Optics Co. Ltd. Class A	10,900	129,934
Ningbo Yunsheng Co. Ltd. Class A	152,700	150,064
Ningbo Zhenyu Technology Co. Ltd. Class A	900	7,743
Ningxia Western Venture Industrial Co. Ltd. Class A (b)	185,900	117,116
Ningxia Zhongke Biotechnology Co. Ltd. Class A (b)	207,500	109,079
Ningxia Zhongyin Cashmere Co. Ltd. Class A (b)	226,500	50,363
Niu Technologies ADR (b)	16,578	46,916
NKY Medical Holdings Ltd. Class A	2,800	7,694
Noah Holdings Ltd. ADR	51,366	640,534
North China Pharmaceutical Co. Ltd. Class A (b)	189,700	147,370
North Copper Co. Ltd. Class A (b)	79,800	60,789

See accompanying notes to financial statements.
176

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
North Huajin Chemical Industries Co. Ltd. Class A	79,000	$ 63,866
Northking Information Technology Co. Ltd. Class A	45,808	118,642
Novogene Co. Ltd. Class A	39,358	122,086
Novoray Corp. Class A	19,342	114,102
NSFOCUS Technologies Group Co. Ltd. Class A	47,700	64,685
Nuode New Materials Co. Ltd. Class A	217,600	181,290
NYOCOR Co. Ltd. Class A (b)	168,800	152,912
Obio Technology Shanghai Corp. Ltd. Class A (b)	90,500	117,880
Ocean's King Lighting Science & Technology Co. Ltd. Class A	47,600	54,684
Ocumension Therapeutics (b)(c)(d)	148,564	145,114
OK Science & Technology Co. Ltd. Class A (b)	3,000	32,060
Olympic Circuit Technology Co. Ltd. Class A	26,670	62,266
Opple Lighting Co. Ltd. Class A	16,200	46,605
ORG Technology Co. Ltd. Class A	115,500	73,874
Orient Group, Inc. Class A (b)	247,300	75,353
PCI Technology Group Co. Ltd. Class A (b)	137,400	106,740
Peijia Medical Ltd. (b)(c)(d)	456,000	406,402
Pengdu Agriculture & Animal Husbandry Co. Ltd. Class A (b)	613,600	146,541
Pengxin International Mining Co. Ltd. Class A (b)	271,800	118,259
PharmaBlock Sciences Nanjing, Inc. Class A	20,400	126,727
PhiChem Corp. Class A	26,100	57,353
PNC Process Systems Co. Ltd. Class A	36,400	136,142
POCO Holding Co. Ltd. Class A	11,160	69,925
Poly Property Group Co. Ltd.	2,754,000	625,921
Poly Union Chemical Holding Group Co. Ltd. Class A (b)	92,100	114,276
Pony Testing International Group Co. Ltd. Class A	20,330	58,068
Powerlong Commercial Management Holdings Ltd.	49,500	20,225
Powerwin Tech Group Ltd. (b)	228,000	160,115
Primarius Technologies Co. Ltd. Class A	32,422	112,186
Pulike Biological Engineering, Inc. Class A	42,600	124,600
Puya Semiconductor Shanghai Co. Ltd. Class A (b)	8,584	113,342
Puyang Huicheng Electronic Material Co. Ltd. Class A	52,700	130,127
Security Description	Shares	Value
Q Technology Group Co. Ltd. (b)(c)	222,137	$ 91,046
Qinchuan Machine Tool & Tool Group Share Co. Ltd. Class A (b)	74,300	129,311
Qingdao Ainnovation Technology Group Co. Ltd. Class H (b)(c)(d)	158,300	242,548
Qingdao Baheal Pharmaceutical Co. Ltd. Class A	38,900	127,874
Qingdao Citymedia Co. Ltd. Class A	117,100	118,293
Qingdao East Steel Tower Stock Co. Ltd. Class A	53,600	53,778
Qingdao Eastsoft Communication Technology Co. Ltd. Class A	21,200	44,520
Qingdao Gon Technology Co. Ltd. Class A	16,500	48,555
Qingdao Haier Biomedical Co. Ltd. Class A	28,697	150,816
Qingdao Hiron Commercial Cold Chain Co. Ltd. Class A	1,680	3,842
Qingdao NovelBeam Technology Co. Ltd. Class A	17,474	136,708
Qingdao Tianneng Heavy Industries Co. Ltd. Class A	9,900	9,824
Qingdao Yunlu Advanced Materials Technology Co. Ltd. Class A	11,871	121,565
Qingdao Zhongzi Zhongcheng Group Co. Ltd. Class A (b)	117,600	126,062
Qinghai Huzhu TianYouDe Highland Barley Spirit Co. Ltd. Class A	25,600	50,176
Qinghai Spring Medicinal Resources Technology Co. Ltd. Class A (b)	106,600	116,611
QuakeSafe Technologies Co. Ltd. Class A	50,700	139,037
QuantumCTek Co. Ltd. Class A (b)	7,311	136,471
Qudian, Inc. ADR (b)	156,379	331,523
Quechen Silicon Chemical Co. Ltd. Class A	71,200	153,526
Quectel Wireless Solutions Co. Ltd. Class A	24,800	155,422
R&G PharmaStudies Co. Ltd. Class A	14,200	138,770
Rainbow Digital Commercial Co. Ltd. Class A	44,900	35,004
Realcan Pharmaceutical Group Co. Ltd. Class A (b)	255,000	123,549
Redco Properties Group Ltd. (b)(c)(d)(e)	552,000	70,305
Renhe Pharmacy Co. Ltd. Class A	61,800	60,649
Rianlon Corp. Class A	9,300	43,285

See accompanying notes to financial statements.
177

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Richinfo Technology Co. Ltd. Class A	38,200	$ 108,637
Rigol Technologies Co. Ltd. Class A	17,761	122,352
RiseSun Real Estate Development Co. Ltd. Class A (b)	276,800	77,504
Rising Nonferrous Metals Share Co. Ltd. Class A (b)	30,000	141,482
RoboTechnik Intelligent Technology Co. Ltd. Class A	12,800	143,851
Rongan Property Co. Ltd. Class A	295,200	115,880
RongFa Nuclear Equipment Co. Ltd. Class A (b)	143,700	109,662
Roshow Technology Co. Ltd. Class A (b)	198,100	187,883
Ruida Futures Co. Ltd. Class A	600	1,291
Runjian Co. Ltd. Class A	9,400	48,189
Sanbo Hospital Management Group Ltd. Class A (b)	13,200	119,413
SanFeng Intelligent Equipment Group Co. Ltd. Class A (b)	268,300	143,619
Sanhe Tongfei Refrigeration Co. Ltd. Class A	20,000	117,819
Sanjiang Shopping Club Co. Ltd. Class A	67,300	110,477
Sansure Biotech, Inc. Class A	52,737	120,664
SCE Intelligent Commercial Management Holdings Ltd. (b)	366,000	48,134
SciClone Pharmaceuticals Holdings Ltd. (c)(d)	235,480	300,369
Seazen Group Ltd. (b)	2,126,000	388,182
Semitronix Corp. Class A	14,700	160,120
Shaanxi Heimao Coking Co. Ltd. Class A	109,200	70,894
Shaanxi Lighte Optoelectronics Material Co. Ltd. Class A	48,386	109,048
Shaanxi Sirui Advanced Materials Co. Ltd. Class A	73,612	121,849
Shandong Bohui Paper Industrial Co. Ltd. Class A	42,500	38,325
Shandong Chenming Paper Holdings Ltd. Class A (b)	15,400	9,681
Shandong Chenming Paper Holdings Ltd. Class B (b)	419,600	92,687
Shandong Chenming Paper Holdings Ltd. Class H (b)	296,000	86,927
Shandong Dawn Polymer Co. Ltd. Class A	4,100	7,625
Shandong Denghai Seeds Co. Ltd. Class A (b)	95,800	187,110
Shandong Dongyue Organosilicon Material Co. Ltd. Class A	136,600	168,178
Shandong Hi-Speed New Energy Group Ltd. (b)	167,000	58,426
Security Description	Shares	Value
Shandong Hi-Speed Road & Bridge Co. Ltd. Class A	93,600	$ 84,148
Shandong Humon Smelting Co. Ltd. Class A (b)	48,700	81,013
Shandong Intco Recycling Resources Co. Ltd. Class A	37,534	127,814
Shandong Jincheng Pharmaceutical Group Co. Ltd. Class A	9,700	25,096
Shandong Jinjing Science & Technology Co. Ltd. Class A	134,900	134,608
Shandong Kaisheng New Materials Co. Ltd. Class A	44,100	128,382
Shandong Longda Meishi Co. Ltd. Class A (b)	128,300	132,073
Shandong Molong Petroleum Machinery Co. Ltd. Class A (b)	180,500	110,742
Shandong Sanyuan Biotechnology Co. Ltd. Class A	36,600	147,440
Shandong Sinobioway Biomedicine Co. Ltd. Class A (b)	64,000	148,718
Shandong WIT Dyne Health Co. Ltd. Class A	8,600	38,174
Shandong Xiantan Co. Ltd. Class A	35,100	39,408
Shandong Xinhua Pharmaceutical Co. Ltd. Class A	49,410	136,516
Shandong Xinhua Pharmaceutical Co. Ltd. Class H	90,000	62,859
Shandong Yabo Technology Co. Ltd. Class A (b)	330,700	119,830
Shandong Yisheng Livestock & Poultry Breeding Co. Ltd. Class A (b)	65,300	100,651
Shandong Yulong Gold Co. Ltd. Class A	91,300	126,692
Shanghai Acrel Co. Ltd. Class A	30,600	113,063
Shanghai Aerospace Automobile Electromechanical Co. Ltd. Class A (b)	162,600	171,622
Shanghai AJ Group Co. Ltd. Class A	89,100	65,549
Shanghai Allist Pharmaceuticals Co. Ltd. Class A (b)	36,003	193,017
Shanghai Aohua Photoelectricity Endoscope Co. Ltd. Class A (b)	15,988	131,972
Shanghai AtHub Co. Ltd. Class A	25,200	71,217
Shanghai Baolong Automotive Corp. Class A	21,400	184,488

See accompanying notes to financial statements.
178

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Shanghai Baosteel Packaging Co. Ltd. Class A	167,800	$ 135,424
Shanghai Bolex Foods Technology Co. Ltd. Class A	42,300	114,724
Shanghai Bright Power Semiconductor Co. Ltd. Class A (b)	3,496	51,597
Shanghai Chicmax Cosmetic Co. Ltd.	29,000	94,792
Shanghai Chinafortune Co. Ltd. Class A	83,300	131,254
Shanghai Chlor-Alkali Chemical Co. Ltd. Class B	319,900	156,111
Shanghai Dazhong Public Utilities Group Co. Ltd. Class A	651,600	292,452
Shanghai Electric Wind Power Group Co. Ltd. Class A (b)	301,025	210,303
Shanghai Feilo Acoustics Co. Ltd. Class A (b)	281,300	135,134
Shanghai Fengyuzhu Culture & Technology Co. Ltd. Class A	44,737	72,333
Shanghai Film Co. Ltd. Class A (b)	41,000	122,340
Shanghai Foreign Service Holding Group Co. Ltd. Class A	234,100	175,758
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. Class A	4,210	5,986
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. Class H	101,000	33,143
Shanghai Fullhan Microelectronics Co. Ltd. Class A	19,800	130,120
Shanghai Ganglian E-Commerce Holdings Co. Ltd. Class A	25,500	104,299
Shanghai Gentech Co. Ltd. Class A (b)	22,956	117,525
Shanghai Guijiu Co. Ltd. Class A (b)	39,800	126,025
Shanghai Haixin Group Co. Class B	389,108	117,900
Shanghai Hanbell Precise Machinery Co. Ltd. Class A	45,100	153,764
Shanghai Haohai Biological Technology Co. Ltd. Class A	8,760	136,082
Shanghai Haohai Biological Technology Co. Ltd. Class H (c)(d)	43,900	254,201
Shanghai Haoyuan Chemexpress Co. Ltd. Class A	17,473	132,767
Shanghai Henlius Biotech, Inc. Class H (b)(d)	77,400	102,780
Shanghai Hiuv New Materials Co. Ltd. Class A	11,177	113,676
Security Description	Shares	Value
Shanghai Holystar Electrical Technology Co. Ltd. Class A	33,810	$ 147,802
Shanghai Huafon Aluminium Corp. Class A	66,600	139,859
Shanghai Huayi Group Co. Ltd. Class A	278,400	248,757
Shanghai Industrial Development Co. Ltd. Class A	208,400	111,841
Shanghai Industrial Holdings Ltd.	475,062	596,872
Shanghai Jin Jiang Online Network Service Co. Ltd. Class B	87,700	44,990
Shanghai Jinjiang International Travel Co. Ltd. Class B	73,900	107,820
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class A	109,000	181,324
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class B	84,100	74,849
Shanghai Kaibao Pharmaceutical Co. Ltd. Class A	45,200	42,621
Shanghai Kehua Bio-Engineering Co. Ltd. Class A	99,600	123,035
Shanghai Liangxin Electrical Co. Ltd. Class A	112,400	172,632
Shanghai Lily & Beauty Cosmetics Co. Ltd. Class A (b)	31,000	45,442
Shanghai Mechanical & Electrical Industry Co. Ltd. Class B	143,700	144,275
Shanghai Medicilon, Inc. Class A	12,363	129,030
Shanghai MicroPort Endovascular MedTech Group Co. Ltd. Class A	4,580	116,534
Shanghai Milkground Food Tech Co. Ltd. Class A (b)	58,100	138,836
Shanghai New Power Automotive Technology Co. Ltd. Class A (b)	293,900	237,597
Shanghai Pret Composites Co. Ltd. Class A	94,000	165,402
Shanghai Pudong Construction Co. Ltd. Class A	107,125	102,188
Shanghai QiFan Cable Co. Ltd. Class A	12,700	31,254
Shanghai Runda Medical Technology Co. Ltd. Class A	32,300	65,879
Shanghai Sanyou Medical Co. Ltd. Class A	42,069	131,304

See accompanying notes to financial statements.
179

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Shanghai Shibei Hi-Tech Co. Ltd. Class B	472,800	$ 82,740
Shanghai Sinyang Semiconductor Materials Co. Ltd. Class A	16,000	79,915
Shanghai SMI Holding Co. Ltd. Class A	242,500	144,453
Shanghai Taisheng Wind Power Equipment Co. Ltd. Class A	104,400	134,696
Shanghai Tianchen Co. Ltd. Class A	81,200	135,970
Shanghai Titan Scientific Co. Ltd. Class A	15,037	108,973
Shanghai Tongji Science & Technology Industrial Co. Ltd. Class A (b)	41,000	55,318
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. Class A	205,900	336,019
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. Class B	85,400	62,257
Shanghai Yaoji Technology Co. Ltd. Class A	30,700	113,349
Shanghai Yizhong Pharmaceutical Co. Ltd. Class A	14,915	120,577
Shanghai Zijiang Enterprise Group Co. Ltd. Class A	86,300	63,608
Shannon Semiconductor Technology Co. Ltd. Class A	31,400	129,552
Shantou Wanshun New Material Group Co. Ltd. Class A	126,200	112,763
Shantui Construction Machinery Co. Ltd. Class A	58,600	38,607
Shanxi Blue Flame Holding Co. Ltd. Class A	64,600	70,490
Shanxi Zhendong Pharmaceutical Co. Ltd. Class A (b)	65,100	54,952
Shanying International Holding Co. Ltd. Class A (b)	291,700	86,080
Shengda Resources Co. Ltd. Class A (b)	36,300	71,795
Shengyi Electronics Co. Ltd. Class A	88,580	133,616
Shenzhen Agricultural Products Group Co. Ltd. Class A	82,800	78,302
Shenzhen Aisidi Co. Ltd. Class A	52,900	54,093
Shenzhen Baoming Technology Co. Ltd. Class A (b)	13,100	111,802
Shenzhen Bauing Construction Holding Group Co. Ltd. Class A (b)	309,200	120,951
Shenzhen Bioeasy Biotechnology Co. Ltd. Class A	16,100	27,468
Security Description	Shares	Value
Shenzhen Center Power Tech Co. Ltd. Class A	22,800	$ 44,938
Shenzhen Centralcon Investment Holding Co. Ltd. Class A	119,700	109,748
Shenzhen Cereals Holdings Co. Ltd. Class A	93,165	93,347
Shenzhen Changhong Technology Co. Ltd. Class A	34,400	68,132
Shenzhen Chipscreen Biosciences Co. Ltd. Class A (b)	44,474	141,496
Shenzhen Click Technology Co. Ltd. Class A	25,400	41,347
Shenzhen Clou Electronics Co. Ltd. Class A (b)	155,200	118,651
Shenzhen Colibri Technologies Co. Ltd. Class A	12,000	27,176
Shenzhen Das Intellitech Co. Ltd. Class A	86,093	38,168
Shenzhen Deren Electronic Co. Ltd. Class A (b)	62,000	78,800
Shenzhen Desay Battery Technology Co. Class A	31,900	137,000
Shenzhen Everwin Precision Technology Co. Ltd. Class A (b)	107,000	151,855
Shenzhen Fenda Technology Co. Ltd. Class A (b)	180,600	120,470
Shenzhen Fine Made Electronics Group Co. Ltd. Class A (b)	12,900	59,102
Shenzhen FRD Science & Technology Co. Ltd. Class A (b)	33,800	88,469
Shenzhen Fuanna Bedding & Furnishing Co. Ltd. Class A	105,500	128,006
Shenzhen Gongjin Electronics Co. Ltd. Class A	14,900	23,989
Shenzhen H&T Intelligent Control Co. Ltd. Class A	98,000	191,810
Shenzhen Hello Tech Energy Co. Ltd. Class A	14,300	129,521
Shenzhen Hemei Group Co. Ltd. Class A (b)	172,500	112,226
Shenzhen Heungkong Holding Co. Ltd. Class A	425,000	119,583
Shenzhen Honor Electronic Co. Ltd. Class A	17,600	113,585
Shenzhen Hopewind Electric Co. Ltd. Class A	39,800	125,752
Shenzhen Huaqiang Industry Co. Ltd. Class A	121,200	186,481
Shenzhen Infinova Ltd. Class A (b)	104,200	126,286
Shenzhen Infogem Technologies Co. Ltd. Class A (b)	56,600	99,127
Shenzhen Investment Ltd.	2,874,000	458,704

See accompanying notes to financial statements.
180

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Shenzhen Jinjia Group Co. Ltd. Class A	175,800	$ 146,224
Shenzhen JPT Opto-Electronics Co. Ltd. Class A	11,744	120,265
Shenzhen Kingdom Sci-Tech Co. Ltd. Class A	61,800	107,556
Shenzhen Kingkey Smart Agriculture Times Co. Ltd. Class A	21,800	63,374
Shenzhen Leaguer Co. Ltd. Class A	87,900	102,911
Shenzhen Lifotronic Technology Co. Ltd. Class A	46,765	137,488
Shenzhen Microgate Technology Co. Ltd. Class A	54,200	67,101
Shenzhen MinDe Electronics Technology Ltd. Class A	35,800	125,938
Shenzhen Minglida Precision Technology Co. Ltd. Class A	32,800	126,009
Shenzhen Neptunus Bioengineering Co. Ltd. Class A (b)	109,295	45,754
Shenzhen New Nanshan Holding Group Co. Ltd. Class A	240,000	106,399
Shenzhen Pagoda Industrial Group Corp. Ltd. (c)	680,000	482,747
Shenzhen Qingyi Photomask Ltd. Class A	39,270	113,890
Shenzhen Rongda Photosensitive & Technology Co. Ltd. Class A	17,400	106,634
Shenzhen Shengxunda Technology Co. Ltd. Class A	45,800	114,598
Shenzhen Sinexcel Electric Co. Ltd. Class A	27,400	114,779
Shenzhen Special Economic Zone Real Estate & Properties Group Co. Ltd. Class A	74,200	121,804
Shenzhen Sunline Tech Co. Ltd. Class A	41,500	56,334
Shenzhen Sunmoon Microelectronics Co. Ltd. Class A	6,503	35,863
Shenzhen Sunnypol Optoelectronics Co. Ltd. Class A	100	418
Shenzhen Suntak Circuit Technology Co. Ltd. Class A	53,500	83,050
Shenzhen Tagen Group Co. Ltd. Class A	164,700	136,991
Shenzhen Techwinsemi Technology Co. Ltd. Class A	10,800	111,710
Shenzhen Topband Co. Ltd. Class A	114,200	166,776
Shenzhen Topway Video Communication Co. Ltd. Class A	131,500	118,581
Security Description	Shares	Value
Shenzhen United Winners Laser Co. Ltd. Class A	35,186	$ 115,230
Shenzhen Weiguang Biological Products Co. Ltd. Class A (b)	25,500	124,914
Shenzhen Woer Heat-Shrinkable Material Co. Ltd. Class A	62,200	59,590
Shenzhen World Union Group, Inc. Class A (b)	119,800	44,396
Shenzhen Xinyichang Technology Co. Ltd. Class A	9,662	108,346
Shenzhen Yan Tian Port Holding Co. Ltd. Class A	171,600	118,471
Shenzhen YHLO Biotech Co. Ltd. Class A	51,322	134,896
Shenzhen Ysstech Info-tech Co. Ltd. Class A	54,300	63,648
Shenzhen Zhaowei Machinery & Electronic Co. Ltd. Class A	9,000	90,707
Shijiazhuang Changshan BeiMing Technology Co. Ltd. Class A (b)	90,600	107,813
Shinghwa Advanced Material Group Co. Ltd. Class A	23,200	165,743
Shinva Medical Instrument Co. Ltd. Class A	35,500	124,883
Shoucheng Holdings Ltd. (c)	2,862,895	588,528
Shougang Fushan Resources Group Ltd.	3,203,718	1,088,107
Shouhang High-Tech Energy Co. Ltd. Class A (b)	93,900	36,860
Shui On Land Ltd.	1,381,500	125,241
Shunfa Hengye Corp. Class A	344,200	131,808
ShuYu Civilian Pharmacy Corp. Ltd. Class A	10,300	27,652
Sichuan Anning Iron & Titanium Co. Ltd. Class A	25,000	116,426
Sichuan Chengfei Integration Technology Corp. Class A	24,100	65,230
Sichuan EM Technology Co. Ltd. Class A	81,700	130,303
Sichuan Expressway Co. Ltd. Class A	504,910	284,827
Sichuan Expressway Co. Ltd. Class H	400,000	127,173
Sichuan Furong Technology Co. Ltd. Class A	21,320	35,993
Sichuan Haite High-tech Co. Ltd. Class A (b)	32,700	40,439
Sichuan Jiuyuan Yinhai Software Co. Ltd. Class A	27,400	100,488
Sichuan Jiuzhou Electric Co. Ltd. Class A	45,200	48,887
Sichuan Lutianhua Co. Ltd. Class A (b)	62,600	36,946
Siglent Technologies Co. Ltd. Class A	17,464	119,275

See accompanying notes to financial statements.
181

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Sihuan Pharmaceutical Holdings Group Ltd. (c)	5,141,000	$ 400,418
Sineng Electric Co. Ltd. Class A	29,400	121,664
Sino GeoPhysical Co. Ltd. Class A	12,200	29,873
Sinocare, Inc. Class A	44,200	155,670
Sinofert Holdings Ltd. (c)	1,382,000	162,342
Sinomach Automobile Co. Ltd. Class A	126,000	124,690
Sino-Ocean Group Holding Ltd. (b)(c)	633,947	36,830
Sinopec Engineering Group Co. Ltd. Class H	1,442,000	649,943
Sinopec Kantons Holdings Ltd.	1,098,000	441,620
Sino-Platinum Metals Co. Ltd. Class A	34,840	71,729
Sinoseal Holding Co. Ltd. Class A	15,500	87,799
Sinosteel Engineering & Technology Co. Ltd. Class A	58,300	64,896
Sinosteel Luonai Materials Technology Co. Ltd. Class A	190,208	134,189
Sinosteel New Materials Co. Ltd. Class A	30,200	36,518
Sinovac Biotech Ltd. (b)	67,578	437,230
Sipai Health Technology Co. Ltd. (b)(c)	236,400	226,383
Snowsky Salt Industry Group Co. Ltd. Class A	143,400	129,903
Sobute New Materials Co. Ltd. Class A	300	495
SOHO China Ltd. (b)	1,371,500	161,109
Sohu.com Ltd. ADR (b)	14,865	140,028
South Manganese Investment Ltd. (b)(c)(e)	912,139	43,238
SSAW Hotels & Resorts Group Co. Class A	23,500	96,926
Staidson Beijing Biopharmaceuticals Co. Ltd. Class A (b)	93,500	129,616
Star Lake Bioscience Co., Inc. Class A (b)	166,000	119,617
Sumavision Technologies Co. Ltd. Class A	62,900	51,368
Sun King Technology Group Ltd. (b)	265,018	52,788
Sunac Services Holdings Ltd. (c)(d)	973,000	306,864
Sunflower Pharmaceutical Group Co. Ltd. Class A	37,100	127,252
Sunfly Intelligent Technology Co. Ltd. Class A	100,600	119,990
Suning Universal Co. Ltd. Class A	201,000	77,798
Sunjuice Holdings Co. Ltd.	13,917	116,835
Security Description	Shares	Value
Sunshine Guojian Pharmaceutical Shanghai Co. Ltd. Class A (b)	46,298	$ 137,386
Sunstone Development Co. Ltd. Class A	51,000	125,649
Sunward Intelligent Equipment Co. Ltd. Class A (b)	177,425	148,062
Suplet Power Co. Ltd. Class A	55,700	139,752
Suwen Electric Energy Technology Co. Ltd. Class A	8,760	39,317
Suzhou Anjie Technology Co. Ltd. Class A	56,100	104,950
Suzhou Douson Drilling & Production Equipment Co. Ltd. Class A (b)	26,100	118,145
Suzhou Everbright Photonics Co. Ltd. Class A	13,695	122,763
Suzhou Gold Mantis Construction Decoration Co. Ltd. Class A	160,200	99,826
Suzhou Good-Ark Electronics Co. Ltd. Class A	47,900	77,184
Suzhou Harmontronics Automation Technology Co. Ltd. Class A	26,672	102,760
Suzhou Huaya Intelligence Technology Co. Ltd. Class A	17,200	124,200
Suzhou HYC Technology Co. Ltd. Class A	29,291	125,434
Suzhou Oriental Semiconductor Co. Ltd. Class A	8,780	109,531
Suzhou Recodeal Interconnect System Co. Ltd. Class A	20,659	110,954
Suzhou Secote Precision Electronic Co. Ltd. Class A	14,100	91,171
Suzhou SLAC Precision Equipment Co. Ltd. Class A	80,900	117,590
Suzhou Sonavox Electronics Co. Ltd. Class A	22,030	121,735
Suzhou Sushi Testing Group Co. Ltd. Class A	59,100	135,466
Suzhou TZTEK Technology Co. Ltd. Class A	22,495	119,951
Suzhou UIGreen Micro&Nano Technologies Co. Ltd. Class A	15,936	108,292
Suzhou Victory Precision Manufacture Co. Ltd. Class A (b)	423,600	137,212
Suzhou Weizhixiang Food Co. Ltd. Class A	7,176	38,964
Suzhou Zelgen Biopharmaceutical Co. Ltd. Class A (b)	24,186	154,794
SVG Optronics Co. Ltd. Class A (b)	34,900	128,664
SY Holdings Group Ltd. (c)	171,639	111,331
SYoung Group Co. Ltd. Class A	46,400	123,933

See accompanying notes to financial statements.
182

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Tangrenshen Group Co. Ltd. Class A	54,300	$ 47,475
Tangshan Sanyou Chemical Industries Co. Ltd. Class A	232,700	189,079
Tangshan Sunfar Silicon Industry Co. Ltd. Class A	45,476	115,972
TCL Electronics Holdings Ltd. (b)(c)	941,988	366,844
TDG Holdings Co. Ltd. Class A	121,400	157,629
Tech-Bank Food Co. Ltd. Class A (b)	5,800	3,328
Telling Telecommunication Holding Co. Ltd. Class A	61,100	71,031
Three Squirrels, Inc. Class A	25,800	63,387
Three's Co. Media Group Co. Ltd. Class A	9,361	87,073
Tian Lun Gas Holdings Ltd.	98,765	48,929
Tiangong International Co. Ltd. (c)	1,436,000	467,552
Tianjin Capital Environmental Protection Group Co. Ltd. Class A	133,670	106,962
Tianjin Ringpu Bio-Technology Co. Ltd. Class A	28,200	70,754
Tianjin You Fa Steel Pipe Group Stock Co. Ltd. Class A	81,412	76,431
Tianli International Holdings Ltd.	882,667	285,137
Tianneng Power International Ltd. (c)	600,000	568,448
Tianrun Industry Technology Co. Ltd. Class A	70,500	66,671
Tianyu Digital Technology Dalian Group Co. Ltd. Class A (b)	154,300	112,245
Tibet Cheezheng Tibetan Medicine Co. Ltd. Class A	11,800	42,174
Tibet Rhodiola Pharmaceutical Holding Co. Class A	10,900	75,282
Tibet Urban Development & Investment Co. Ltd. Class A	87,500	141,955
Time Publishing & Media Co. Ltd. Class A	74,300	116,359
Times China Holdings Ltd. (b)(c)	582,000	32,326
Tinavi Medical Technologies Co. Ltd. Class A (b)	62,431	117,651
TKD Science & Technology Co. Ltd. Class A	23,100	49,398
Tong Ren Tang Technologies Co. Ltd. Class H	620,000	493,191
Tongdao Liepin Group (b)	56,400	50,410
Tongding Interconnection Information Co. Ltd. Class A (b)	52,700	44,702
Tongling Jingda Special Magnet Wire Co. Ltd. Class A	117,200	67,079
Security Description	Shares	Value
Tongqinglou Catering Co. Ltd. Class A	26,500	$ 121,156
Tongyu Heavy Industry Co. Ltd. Class A	134,600	47,110
Top Resource Energy Co. Ltd. Class A	48,400	64,305
Topsec Technologies Group, Inc. Class A (b)	76,200	93,711
Toread Holdings Group Co. Ltd. Class A (b)	133,900	145,556
TPV Technology Co. Ltd. Class A (b)	253,400	89,037
Triductor Technology Suzhou, Inc. Class A	11,488	129,296
Triumph New Energy Co. Ltd. Class A (b)	39,500	77,691
Triumph Science & Technology Co. Ltd. Class A	94,800	143,519
Truking Technology Ltd. Class A	34,100	58,926
Tunghsu Azure Renewable Energy Co. Ltd. Class A (b)	218,800	113,518
Tunghsu Optoelectronic Technology Co. Ltd. Class A (b)	843,600	221,154
Tuya, Inc. ADR (b)(c)	109,938	170,404
Unilumin Group Co. Ltd. Class A	48,540	50,967
Up Fintech Holding Ltd. ADR (b)(c)	77,106	394,783
UTour Group Co. Ltd. Class A (b)	106,400	113,180
Vantone Neo Development Group Co. Ltd. Class A (b)	197,500	138,520
Vats Liquor Chain Store Management JSC Ltd. Class A	40,000	114,799
Vcanbio Cell & Gene Engineering Corp. Ltd. Class A (b)	81,700	203,865
Visionox Technology, Inc. Class A (b)	101,000	107,158
Visual China Group Co. Ltd. Class A	44,900	92,379
Viva Biotech Holdings (b)(d)	14,551	2,341
Vnet Group, Inc. ADR (b)(c)	66,895	209,381
Wanbangde Pharmaceutical Holding Group Co. Ltd. Class A	132,700	127,495
Wangneng Environment Co. Ltd. Class A	26,200	56,314
Warom Technology, Inc. Co. Class A	46,500	139,135
Waterdrop, Inc. ADR (b)(c)	105,104	121,921
Wedge Industrial Co. Ltd. Class A	67,500	121,645
Weimob, Inc. (b)(c)(d)	1,775,000	768,305

See accompanying notes to financial statements.
183

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Wellhope Foods Co. Ltd. Class A	71,300	$ 86,608
Wencan Group Co. Ltd. Class A	23,300	130,735
West China Cement Ltd.	1,270,761	118,447
Western Metal Materials Co. Ltd. Class A	55,300	112,562
Western Region Gold Co. Ltd. Class A	34,200	62,948
Willfar Information Technology Co. Ltd. Class A	38,604	157,155
Winall Hi-Tech Seed Co. Ltd. Class A	50,400	68,692
Wondershare Technology Group Co. Ltd. Class A (b)	10,600	144,835
Wuhan Fingu Electronic Technology Co. Ltd. Class A	25,900	38,748
Wuhan Keqian Biology Co. Ltd. Class A	24,965	70,861
Wuhan LinControl Automotive Electronics Co. Ltd. Class A	11,918	129,064
Wuxi Boton Technology Co. Ltd. Class A (b)	30,300	75,441
Wuxi ETEK Microelectronics Co. Ltd. Class A	18,167	111,709
Wuxi NCE Power Co. Ltd. Class A	30,900	144,623
Wuxi Paike New Materials Technology Co. Ltd. Class A	10,300	135,971
Wuxi Rural Commercial Bank Co. Ltd. Class A	271,900	208,242
Wuxi Xinje Electric Co. Ltd. Class A	13,465	77,252
XD, Inc. (b)	241,600	438,047
XGD, Inc. Class A	31,200	105,559
Xiabuxiabu Catering Management China Holdings Co. Ltd. (d)	344,344	145,092
Xiamen Amoytop Biotech Co. Ltd. Class A	34,601	184,504
Xiamen Hongxin Electronics Technology Group, Inc. Class A (b)	45,900	118,439
Xiamen Intretech, Inc. Class A	77,600	195,658
Xiamen Kingdomway Group Co. Class A	38,100	94,600
Xi'an ChenXi Aviation Technology Corp. Ltd. Class A (b)	40,120	54,295
Xi'an Manareco New Materials Co. Ltd. Class A	23,364	106,370
Xi'an Sinofuse Electric Co. Ltd. Class A	4,100	63,787
Xiangtan Electrochemical Scientific Co. Ltd. Class A	77,200	115,921
Xilinmen Furniture Co. Ltd. Class A	31,400	91,669
Security Description	Shares	Value
Xingtong Shipping Co. Ltd. Class A	46,000	$ 102,598
Xinhua Winshare Publishing & Media Co. Ltd. Class A	20,200	37,623
Xinhua Winshare Publishing & Media Co. Ltd. Class H	329,522	259,600
Xinjiang Ba Yi Iron & Steel Co. Ltd. Class A (b)	209,400	119,563
Xinjiang Communications Construction Group Co. Ltd. Class A	41,100	111,243
Xinjiang Lixin Energy Co. Ltd. Class A	103,816	116,986
Xinjiang Xintai Natural Gas Co. Ltd. Class A	22,720	90,964
Xinjiang Xinxin Mining Industry Co. Ltd. Class H	483,724	54,352
Xinjiang Xuefeng Sci-Tech Group Co. Ltd. Class A	102,600	115,334
Xinxiang Chemical Fiber Co. Ltd. Class A (b)	494,700	217,958
Xinxiang Richful Lube Additive Co. Ltd. Class A	15,770	96,731
Xinyi Energy Holdings Ltd. (c)	1,602,000	341,597
Xinyu Iron & Steel Co. Ltd. Class A	267,100	150,308
Xinzhi Group Co. Ltd. Class A	13,500	29,313
Xiwang Foodstuffs Co. Ltd. Class A (b)	209,900	121,289
Xizi Clean Energy Equipment Manufacturing Co. Ltd. Class A	65,000	115,891
Xuan Wu Cloud Technology Holdings Ltd. (b)	200,500	50,433
YaGuang Technology Group Co. Ltd. Class A (b)	80,300	72,742
Yango Group Co. Ltd. Class A (b)	292,400	14,849
Yanlord Land Group Ltd. (b)	505,549	244,459
Yantai China Pet Foods Co. Ltd. Class A	21,900	70,488
Yantai Dongcheng Pharmaceutical Co. Ltd. Class A	42,500	97,008
YanTai Shuangta Food Co. Ltd. Class A (b)	11,800	7,045
Yantai Zhenghai Bio-tech Co. Ltd. Class A	9,400	41,260
Yantai Zhenghai Magnetic Material Co. Ltd. Class A	41,300	66,436
Yatsen Holding Ltd. ADR (b)	343,337	343,337
Yeahka Ltd. (b)(c)	156,221	295,214
Yechiu Metal Recycling China Ltd. Class A	322,800	121,398
YGSOFT, Inc. Class A	113,791	96,209
YH Entertainment Group (b)	159,000	119,983
Yibin Tianyuan Group Co. Ltd. Class A	244,050	187,583

See accompanying notes to financial statements.
184

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
YiChang HEC ChangJiang Pharmaceutical Co. Ltd. Class H (b)(c)(d)	209,800	$ 178,944
Yidu Tech, Inc. (b)(c)(d)	442,900	225,074
Yijiahe Technology Co. Ltd. Class A (b)	27,000	124,962
Yinbang Clad Material Co. Ltd. Class A (b)	140,700	126,491
Yixin Group Ltd. (d)	1,025,000	92,922
Yizumi Holdings Co. Ltd. Class A	44,380	114,213
Yonghe Medical Group Co. Ltd. Class H (b)	30,500	15,577
Yongjin Technology Group Co. Ltd.	39,900	112,431
Yotrio Group Co. Ltd. Class A	175,780	81,548
Youcare Pharmaceutical Group Co. Ltd. Class A	52,801	132,043
Youdao, Inc. ADR (b)	4,841	19,461
Youzu Interactive Co. Ltd. Class A (b)	49,900	80,407
Yuexiu Transport Infrastructure Ltd.	1,017,013	538,903
Yueyang Forest & Paper Co. Ltd. Class A	150,900	129,448
Yunkang Group Ltd.	93,000	145,582
Yunnan Energy Investment Co. Ltd. Class A	82,700	117,482
Yunnan Lincang Xinyuan Germanium Industrial Co. Ltd. Class A (b)	27,100	49,061
Yunnan Tourism Co. Ltd. Class A (b)	140,700	118,187
Yusys Technologies Co. Ltd. Class A	42,400	99,980
Zall Smart Commerce Group Ltd. (b)(c)	3,204,000	128,866
ZBOM Home Collection Co. Ltd. Class A	42,140	133,666
Zengame Technology Holding Ltd.	328,000	121,034
Zhe Jiang Li Zi Yuan Food Co. Ltd. Class A	23,270	50,655
Zhe Jiang Taihua New Material Co. Ltd. Class A	83,300	125,309
Zhejiang Akcome New Energy Technology Co. Ltd. Class A (b)	419,700	136,525
Zhejiang Ausun Pharmaceutical Co. Ltd. Class A	24,180	47,293
Zhejiang Chengchang Technology Co. Ltd. Class A	11,300	128,452
Zhejiang Communications Technology Co. Ltd. Class A	135,800	76,420
Zhejiang Conba Pharmaceutical Co. Ltd. Class A	214,200	166,109
ZheJiang Dali Technology Co. Ltd. Class A	32,500	53,529
Security Description	Shares	Value
Zhejiang Dun'An Artificial Environment Co. Ltd. Class A (b)	83,200	$ 126,985
Zhejiang Entive Smart Kitchen Appliance Co. Ltd. Class A	21,200	114,276
Zhejiang Garden Biopharmaceutical Co. Ltd. Class A	35,700	56,007
Zhejiang Gongdong Medical Technology Co. Ltd. Class A	16,900	129,086
Zhejiang Hailide New Material Co. Ltd. Class A	59,000	44,701
Zhejiang Hangmin Co. Ltd. Class A	119,000	123,153
Zhejiang Hechuan Technology Corp. Ltd. Class A	24,293	133,373
Zhejiang Hisoar Pharmaceutical Co. Ltd. Class A	79,100	93,369
Zhejiang Hisun Pharmaceutical Co. Ltd. Class A	107,500	161,713
Zhejiang Huace Film & Television Co. Ltd. Class A	111,500	88,303
Zhejiang Huakang Pharmaceutical Co. Ltd. Class A	40,260	138,091
Zhejiang Huamei Holding Co. Ltd. Class A (b)	167,200	108,778
Zhejiang Huangma Technology Co. Ltd. Class A (b)	111,594	170,322
Zhejiang Huatie Emergency Equipment Science & Technology Co. Ltd. Class A (b)	159,300	134,249
Zhejiang Huatong Meat Products Co. Ltd. Class A	60,800	120,336
Zhejiang Huge Leaf Co. Ltd. Class A (b)	361,900	140,076
Zhejiang Jiecang Linear Motion Technology Co. Ltd. Class A	3,200	7,787
Zhejiang Jiemei Electronic & Technology Co. Ltd. Class A	21,480	77,243
Zhejiang Jinggong Integration Technology Co. Ltd. Class A	48,100	112,827
Zhejiang Jingu Co. Ltd. Class A (b)	55,300	56,091
Zhejiang Jingxin Pharmaceutical Co. Ltd. Class A	39,960	68,339
Zhejiang KangLongDa Special Protection Technology Co. Ltd. Class A (b)	33,200	114,605
Zhejiang Lante Optics Co. Ltd. Class A (b)	51,654	125,417
Zhejiang Medicine Co. Ltd. Class A	128,600	197,160
Zhejiang Meida Industrial Co. Ltd. Class A	41,300	60,484

See accompanying notes to financial statements.
185

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Zhejiang Orient Financial Holdings Group Co. Ltd. Class A	222,700	$ 114,930
Zhejiang Orient Gene Biotech Co. Ltd. Class A	22,795	122,583
Zhejiang Qianjiang Motorcycle Co. Ltd. Class A	43,500	84,245
Zhejiang Rifa Precision Machinery Co. Ltd. Class A (b)	164,700	135,183
Zhejiang Runtu Co. Ltd. Class A	2,000	1,927
Zhejiang Shaoxing RuiFeng Rural Commercial Bank Co. Ltd. Class A	227,300	174,396
Zhejiang Shibao Co. Ltd. Class A (b)	30,500	70,915
Zhejiang Shouxiangu Pharmaceutical Co. Ltd. Class A	21,200	126,459
Zhejiang Southeast Space Frame Co. Ltd. Class A	55,700	44,647
Zhejiang Starry Pharmaceutical Co. Ltd. Class A	220	467
Zhejiang Sunriver Culture Tourism Co. Ltd. Class A (b)	112,500	115,654
Zhejiang Tiantie Industry Co. Ltd. Class A	142,700	123,197
Zhejiang Tianyu Pharmaceutical Co. Ltd. Class A (b)	23,800	72,487
Zhejiang Tony Electronic Co. Ltd. Class A	24,700	112,588
Zhejiang Unifull Industrial Fiber Co. Ltd. Class A (b)	140,925	110,639
Zhejiang Wanfeng Auto Wheel Co. Ltd. Class A	207,500	152,654
Zhejiang Wanliyang Co. Ltd. Class A (b)	104,600	123,756
Zhejiang Wanma Co. Ltd. Class A	51,600	75,285
Zhejiang Wansheng Co. Ltd. Class A	10,000	14,535
Zhejiang Weixing Industrial Development Co. Ltd. Class A	42,800	58,099
Zhejiang Xianju Pharmaceutical Co. Ltd. Class A	44,100	70,577
Zhejiang Yasha Decoration Co. Ltd. Class A	22,700	16,825
Zhejiang Yinlun Machinery Co. Ltd. Class A	39,000	101,117
Zhejiang Yonghe Refrigerant Co. Ltd. Class A	30,400	112,992
Zhejiang Yongtai Technology Co. Ltd. Class A	91,100	160,049
Zhende Medical Co. Ltd. Class A	33,600	125,024
Zhengzhou GL Tech Co. Ltd. Class A (b)	39,600	116,641
Security Description	Shares	Value
Zhenjiang Dongfang Electric Heating Technology Co. Ltd. Class A	169,800	$ 130,978
Zhewen Interactive Group Co. Ltd. Class A (b)	148,100	110,987
Zhihu, Inc. ADR (b)(c)	319,563	332,346
Zhixin Group Holding Ltd. (b)	284,000	138,884
Zhonghong Pulin Medical Products Co. Ltd. Class A	18,590	38,860
Zhongnongfa Seed Industry Group Co. Ltd. Class A (b)	101,000	114,228
Zhongshan Public Utilities Group Co. Ltd. Class A	79,300	81,741
Zhongtian Financial Group Co. Ltd. Class A (b)	493,900	27,116
Zhongyin Babi Food Co. Ltd. Class A	41,100	127,434
Zhou Hei Ya International Holdings Co. Ltd. (b)(c)(d)	1,101,000	380,971
Zhuhai Bojay Electronics Co. Ltd. Class A (b)	24,100	115,079
Zhuhai Enpower Electric Co. Ltd. Class A	48,700	114,168
Zhuzhou Huarui Precision Cutting Tools Co. Ltd. Class A	9,279	116,851
Zhuzhou Smelter Group Co. Ltd. Class A (b)	100,600	110,738
ZJMI Environmental Energy Co. Ltd. Class A	17,500	37,014
Zonqing Environmental Ltd. (b)	68,000	227,915
Zylox-Tonbridge Medical Technology Co. Ltd. (b)(d)	36,000	36,037
		175,852,492
COLOMBIA — 0.1%
Cementos Argos SA	274,262	332,832
Corp. Financiera Colombiana SA	61,873	210,272
Geopark Ltd. (c)	35,366	363,563
		906,667
CZECH REPUBLIC — 0.2%
Colt CZ Group SE	4,264	103,245
Moneta Money Bank AS (d)	251,684	916,846
Philip Morris CR AS	739	551,262
		1,571,353
EGYPT — 0.4%
Abou Kir Fertilizers & Chemical Industries	192,536	417,473
Cairo Investment & Real Estate Development Co. SAE	28,652	9,495
Cleopatra Hospital (b)	27,023	3,393
Credit Agricole Egypt SAE (b)	268,457	134,663
Eastern Co. SAE	685,853	534,477
EFG Holding S.A.E. (b)	854,553	407,918
E-Finance for Digital & Financial Investments	314,643	188,684

See accompanying notes to financial statements.
186

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Egypt Kuwait Holding Co. SAE	125,099	$ 161,535
ElSewedy Electric Co.	332,633	253,296
Ezz Steel Co. SAE (b)	112,111	194,181
Fawry for Banking & Payment Technology Services SAE (b)	198,224	33,166
Heliopolis Housing	289,471	105,390
Madinet Masr For Housing & Development	843,907	83,025
Misr Fertilizers Production Co. SAE	20,267	240,712
Palm Hills Developments SAE (b)	84,861	5,904
Talaat Moustafa Group	914,471	406,925
Telecom Egypt Co.	208,497	201,682
		3,381,919
GREECE — 0.8%
Aegean Airlines SA (b)	29,817	331,472
Athens Water Supply & Sewage Co. SA	24,232	144,185
Autohellas Tourist & Trading SA	13,342	184,766
Danaos Corp. (c)	10,129	670,742
Diana Shipping, Inc.	85,591	297,001
Ellaktor SA (b)	29,187	64,739
ElvalHalcor SA	12,761	24,725
Epsilon Net SA	4,987	50,160
FF Group (b)(e)	24,815	—
Fourlis Holdings SA	55,646	256,576
GEK Terna Holding Real Estate Construction SA	51,689	720,191
Hellenic Exchanges - Athens Stock Exchange SA	48,084	243,854
Holding Co. ADMIE IPTO SA (b)	129,212	295,495
Intracom Holdings SA	53,025	113,122
LAMDA Development SA (b)	61,791	400,378
Piraeus Port Authority SA	1,497	34,869
Quest Holdings SA	19,330	114,198
Safe Bulkers, Inc. (c)	71,938	233,079
Sarantis SA	23,650	184,040
Star Bulk Carriers Corp.	59,400	1,145,232
StealthGas, Inc. (b)	38,100	191,833
Tsakos Energy Navigation Ltd.	17,213	357,686
		6,058,343
HONG KONG — 1.0%
Agritrade Resources Ltd. (b)(e)	1,595,000	—
Alibaba Pictures Group Ltd. (b)(c)	10,100,000	799,556
Anxin-China Holdings Ltd. (b)(e)	2,248,000	—
Boshiwa International Holding Ltd. (b)(e)	1,843,000	—
China Animal Healthcare Ltd. (b)(e)	1,059,700	—
Security Description	Shares	Value
China High Speed Transmission Equipment Group Co. Ltd. (b)	10,000	$ 2,873
China Huiyuan Juice Group Ltd. (b)(e)	1,494,400	—
China Merchants Commercial Real Estate Investment Trust	616,000	106,968
China Metal Recycling Holdings Ltd. (b)(c)(e)	693,675	—
China Zhongwang Holdings Ltd. (b)(e)	346,000	—
Chong Sing Holdings FinTech Group Ltd. (b)(e)	9,212,000	—
Citychamp Watch & Jewellery Group Ltd. (b)	780,000	117,520
Comba Telecom Systems Holdings Ltd.	1,434,690	186,850
Concord New Energy Group Ltd.	7,210,000	598,390
Crystal International Group Ltd. (d)	338,000	106,598
CTEG (b)(c)(e)	3,217,900	—
Digital China Holdings Ltd.	616,000	195,846
Ding Yi Feng Holdings Group International Ltd. (b)(c)	792,464	150,765
Fenbi Ltd. (b)	397,500	254,279
FingerMotion, Inc. (b)(c)	24,500	152,145
Fortior Technology Shenzhen Co. Ltd. Class A	8,894	134,281
GR Life Style Company Ltd. (b)	776,000	75,303
Grand Pharmaceutical Group Ltd. Class A	1,191,000	638,700
Guotai Junan International Holdings Ltd.	281,973	21,962
Gushengtang Holdings Ltd. (b)	110,400	622,351
Hi Sun Technology China Ltd. (b)	162,000	11,997
Huabao International Holdings Ltd. (c)	660,000	225,847
IMAX China Holding, Inc. (d)	92,200	98,888
Kingkey Financial International Holdings Ltd. (b)(c)	2,860,191	361,548
MedSci Healthcare Holdings Ltd. (b)	192,250	163,239
MH Development NPV (b)(e)	27,600	—
National Agricultural Holdings Ltd. (b)(e)	164,600	—
Nissin Foods Co. Ltd. (c)	289,000	221,404
Perennial Energy Holdings Ltd.	532,162	61,833
Pou Sheng International Holdings Ltd.	1,023,812	88,892
Real Gold Mining Ltd. (b)(e)	251,500	—
Sinic Holdings Group Co. Ltd. (b)(e)	347,921	—
Skyworth Group Ltd.	1,049,099	393,822
SSY Group Ltd.	1,234,000	715,330

See accompanying notes to financial statements.
187

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
SunCar Technology Group, Inc. Class A (b)(c)	13,600	$ 144,296
Tech-Pro, Inc. (b)(e)	6,035,100	—
Time Interconnect Technology Ltd. (c)	504,000	79,154
United Laboratories International Holdings Ltd.	730,500	739,655
Untrade.Lumena Newmat (b)(c)(e)	104,532	—
Wasion Holdings Ltd.	296,000	109,982
Zhaoke Ophthalmology Ltd. (b)(d)	262,375	120,269
		7,700,543
HUNGARY — 0.0% (a)
Magyar Telekom Telecommunications PLC	255,444	376,086
INDIA — 18.2%
Aarti Drugs Ltd.	30,686	200,487
Aarti Pharmalabs Ltd. (b)	57,024	317,219
Aavas Financiers Ltd. (b)	41,293	864,882
Action Construction Equipment Ltd.	31,622	262,180
ADF Foods Ltd.	173,525	437,358
Aditya Birla Sun Life Asset Management Co. Ltd.	24,522	128,056
Advanced Enzyme Technologies Ltd.	30,799	118,870
Aegis Logistics Ltd.	110,758	439,344
Aether Industries Ltd. (b)	17,616	205,443
Affle India Ltd. (b)	44,338	591,004
AGI Greenpac Ltd.	21,827	235,470
Ahluwalia Contracts India Ltd.	21,671	183,603
Akzo Nobel India Ltd.	8,615	260,251
Alembic Pharmaceuticals Ltd.	45,147	426,482
Alkyl Amines Chemicals	10,807	299,290
Allcargo Logistics Ltd.	58,186	191,113
Alok Industries Ltd. (b)	1,273,964	290,718
Amara Raja Batteries Ltd.	79,715	611,869
Amber Enterprises India Ltd. (b)	13,191	472,861
AMI Organics Ltd.	15,427	229,107
Amrutanjan Health Care Ltd.	12,314	91,368
Anand Rathi Wealth Ltd.	5,466	110,635
Anant Raj Ltd.	83,336	220,379
Andhra Sugars Ltd.	45,643	65,215
Angel One Ltd.	32,481	723,869
Anupam Rasayan India Ltd.	13,677	145,736
Apar Industries Ltd.	13,713	904,534
Apcotex Industries Ltd.	18,576	113,973
Apollo Pipes Ltd.	13,850	117,783
Aptech Ltd.	34,089	115,435
Aptus Value Housing Finance India Ltd.	166,012	584,552
Archean Chemical Industries Ltd.	29,838	211,583
Arvind Fashions Ltd.	85,169	334,558
Security Description	Shares	Value
Arvind Ltd.	125,436	$ 262,152
Asahi India Glass Ltd.	84,902	642,174
Ashapura Minechem Ltd. (b)	41,657	145,727
Ashoka Buildcon Ltd. (b)	117,800	173,562
Astec Lifesciences Ltd.	4,331	69,035
Aster DM Healthcare Ltd. (b)(d)	151,261	597,275
Astra Microwave Products Ltd.	57,569	296,610
AstraZeneca Pharma India Ltd.	5,800	314,529
Automotive Axles Ltd.	2,191	58,402
Avalon Technologies Ltd. (b)(d)	20,587	137,691
Avanti Feeds Ltd.	27,670	147,045
Bajaj Consumer Care Ltd.	51,692	140,184
Bajaj Electricals Ltd.	32,642	433,333
Bajaj Hindusthan Sugar Ltd. (b)	566,946	179,216
Bajel Projects Ltd. (b)	32,642	51,474
Balaji Amines Ltd.	1,884	49,328
Balmer Lawrie & Co. Ltd.	65,551	121,406
Balrampur Chini Mills Ltd.	118,676	624,240
Barbeque Nation Hospitality Ltd. (b)	9,821	87,748
BASF India Ltd.	8,680	267,033
BEML Land Assets Ltd. (b)	14,552	28,888
BEML Ltd.	14,680	409,810
Best Agrolife Ltd.	4,727	63,973
Bhansali Engineering Polymers Ltd.	62,896	66,690
Bharat Bijlee Ltd.	3,857	167,476
Bharat Rasayan Ltd.	799	88,424
Bikaji Foods International Ltd.	51,407	300,210
Birla Corp. Ltd.	21,228	314,312
Birlasoft Ltd.	156,875	913,107
BLS International Services Ltd.	74,727	225,060
Blue Dart Express Ltd.	5,079	409,054
Blue Star Ltd.	96,126	1,013,105
Bombay Burmah Trading Co.	23,596	358,438
Bombay Dyeing & Manufacturing Co. Ltd. (b)	105,914	183,281
Borosil Ltd. (b)	19,972	94,916
Borosil Renewables Ltd. (b)	40,504	209,126
Brigade Enterprises Ltd.	102,591	701,534
Brightcom Group Ltd.	653,212	148,670
Brookfield India Real Estate Trust REIT (d)	187,453	543,840
Camlin Fine Sciences Ltd. (b)	73,343	144,803
Can Fin Homes Ltd.	69,797	642,822
Caplin Point Laboratories Ltd.	18,360	227,916
Capri Global Capital Ltd.	61,165	587,003
Care Ratings Ltd.	14,615	154,323
Cartrade Tech Ltd. (b)	31,063	205,849
Carysil Ltd.	12,306	91,893
Castrol India Ltd.	349,122	582,492
CCL Products India Ltd.	59,028	458,981
CE Info Systems Ltd.	6,233	149,709
Ceat Ltd.	15,248	389,650
Century Enka Ltd.	8,890	44,947
Century Plyboards India Ltd.	49,806	388,234

See accompanying notes to financial statements.
188

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Century Textiles & Industries Ltd.	41,274	$ 555,207
Cera Sanitaryware Ltd.	6,301	646,564
CESC Ltd.	450,295	487,758
Chalet Hotels Ltd. (b)	77,246	518,547
Chambal Fertilisers & Chemicals Ltd.	123,378	411,328
Chemplast Sanmar Ltd. (b)	56,580	329,875
Chennai Petroleum Corp. Ltd.	34,056	209,238
Chennai Super Kings Cricket Ltd. (b)(e)	418,560	—
Choice International Ltd. (b)	43,960	222,946
Cigniti Technologies Ltd.	17,347	163,597
City Union Bank Ltd.	302,576	461,655
Clean Science & Technology Ltd.	26,178	444,253
CMS Info Systems Ltd.	84,349	355,613
Cochin Shipyard Ltd. (d)	38,770	506,678
Computer Age Management Services Ltd.	27,645	835,779
Confidence Petroleum India Ltd.	151,768	157,468
Cosmo First Ltd.	10,136	83,703
Craftsman Automation Ltd.	10,842	605,212
Cressanda Solutions Ltd. (b)(f)	449,526	130,568
Cressanda Solutions Ltd. (b)(f)	27,805	4,272
CSB Bank Ltd. (b)	86,785	351,461
D B Realty Ltd. (b)	96,806	189,203
Data Patterns India Ltd.	16,440	415,983
Datamatics Global Services Ltd.	21,139	153,653
DB Corp. Ltd.	47,068	145,158
DCB Bank Ltd.	87,031	130,639
DCM Shriram Ltd.	39,188	514,170
Deepak Fertilisers & Petrochemicals Corp. Ltd.	90,097	701,757
Delta Corp. Ltd.	52,956	91,001
Dhampur Sugar Mills Ltd.	26,819	98,519
Dhani Services Ltd. (b)	42,069	21,303
Dhanuka Agritech Ltd.	6,820	69,119
Digidrive Distributors Ltd. (b)	12,658	20,540
Dilip Buildcon Ltd. (d)	26,163	98,094
Dish TV India Ltd. (b)	1,229,418	270,930
Dishman Carbogen Amcis Ltd. (b)	55,087	107,831
Dodla Dairy Ltd. (b)	22,955	190,777
Dreamfolks Services Ltd.	19,469	118,186
Dwarikesh Sugar Industries Ltd.	106,140	133,504
Easy Trip Planners Ltd. (b)	416,264	203,267
eClerx Services Ltd.	16,641	361,061
Edelweiss Financial Services Ltd.	420,715	310,313
EID Parry India Ltd.	75,379	473,789
EIH Ltd.	151,416	406,706
Elecon Engineering Co. Ltd.	38,405	357,660
Electronics Mart India Ltd. (b)	86,127	143,387
Security Description	Shares	Value
Electrosteel Castings Ltd.	239,890	$ 205,538
Elgi Equipments Ltd.	182,473	1,122,860
eMudhra Ltd.	24,093	135,608
Engineers India Ltd.	178,190	316,398
Epigral Ltd.	5,090	60,896
EPL Ltd.	94,229	211,853
Equitas Small Finance Bank Ltd. (d)	465,108	502,123
Eris Lifesciences Ltd. (b)(d)	17,777	187,593
ESAB India Ltd.	4,952	301,859
Ethos Ltd. (b)	8,310	176,019
Eureka Forbes Ltd. (b)	39,877	234,197
Eveready Industries India Ltd. (b)	33,874	159,496
FDC Ltd. (b)	47,403	219,002
FIEM Industries Ltd.	5,571	120,603
Fine Organic Industries Ltd.	5,313	306,792
Fineotex Chemical Ltd.	28,527	109,912
Finolex Cables Ltd.	61,585	831,355
Finolex Industries Ltd.	221,732	598,112
Firstsource Solutions Ltd.	226,891	457,792
Fusion Micro Finance Ltd. (b)	38,451	275,552
G R Infraprojects Ltd.	15,301	222,473
Gabriel India Ltd.	79,651	316,959
Galaxy Surfactants Ltd.	7,454	228,195
Garden Reach Shipbuilders & Engineers Ltd.	24,299	246,117
Garware Hi-Tech Films Ltd.	4,040	71,178
Garware Technical Fibres Ltd.	6,585	251,795
Gateway Distriparks Ltd.	255,139	267,456
Gati Ltd. (b)	53,066	98,571
GE T&D India Ltd. (b)	78,334	417,558
Genus Power Infrastructures Ltd.	80,360	247,299
GHCL Ltd.	60,142	445,807
Glenmark Life Sciences Ltd.	11,557	86,001
Globus Spirits Ltd.	9,535	100,780
GMM Pfaudler Ltd.	24,669	553,559
Go Fashion India Ltd. (b)	23,480	358,712
Godawari Power & Ispat Ltd.	29,326	223,738
Godfrey Phillips India Ltd.	14,209	372,587
Godrej Agrovet Ltd. (d)	26,735	154,616
Godrej Industries Ltd. (b)	41,368	283,778
Gokaldas Exports Ltd.	45,867	419,530
Granules India Ltd.	142,488	608,705
Graphite India Ltd.	52,781	312,747
Gravita India Ltd.	15,798	173,149
Great Eastern Shipping Co. Ltd.	91,686	935,395
Greaves Cotton Ltd.	96,704	161,054
Greenlam Industries Ltd.	51,963	259,936
Greenpanel Industries Ltd.	43,024	196,854
Greenply Industries Ltd.	63,139	124,885
Gujarat Alkalies & Chemicals Ltd.	15,968	140,881
Gujarat Ambuja Exports Ltd.	75,011	314,528

See accompanying notes to financial statements.
189

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Gujarat Mineral Development Corp. Ltd.	58,759	$ 224,412
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	70,059	516,407
Gujarat Pipavav Port Ltd.	232,353	347,657
Gujarat State Fertilizers & Chemicals Ltd.	215,264	449,626
Gujarat State Petronet Ltd.	227,398	772,769
Happiest Minds Technologies Ltd.	46,849	493,532
Harsha Engineers Ltd. (b)	32,382	163,545
Hathway Cable & Datacom Ltd. (b)	505,652	121,783
HBL Power Systems Ltd.	90,585	291,146
HealthCare Global Enterprises Ltd. (b)	45,955	197,896
HEG Ltd.	13,274	275,467
HeidelbergCement India Ltd.	58,862	126,916
Hemisphere Properties India Ltd. (b)	78,471	110,088
Heritage Foods Ltd.	21,997	61,230
Hester Biosciences Ltd.	3,386	67,831
HFCL Ltd.	667,177	619,845
HG Infra Engineering Ltd.	13,861	157,294
Hikal Ltd.	1,153	4,102
HIL Ltd.	221	7,617
Himadri Speciality Chemical Ltd.	172,768	506,396
Hinduja Global Solutions Ltd.	12,506	151,202
Hindustan Construction Co. Ltd. (b)	855,068	284,195
Hindustan Copper Ltd.	241,504	472,298
Hindustan Foods Ltd. (b)	23,599	152,110
Hindustan Oil Exploration Co. Ltd. (b)	79,041	164,381
Hindware Home Innovation Ltd.	22,799	151,318
Hle Glascoat Ltd.	13,679	92,403
Home First Finance Co. India Ltd. (d)	23,455	229,138
Housing & Urban Development Corp. Ltd.	300,203	331,867
ICRA Ltd.	2,254	148,830
IFB Industries Ltd. (b)	6,504	70,749
IFCI Ltd. (b)	679,016	199,515
IIFL Securities Ltd.	87,039	91,084
India Cements Ltd. (b)	175,748	493,543
India Glycols Ltd.	10,771	90,749
India Pesticides Ltd.	21,816	77,540
Indiabulls Housing Finance Ltd.	313,487	700,277
Indiabulls Real Estate Ltd. (b)	381,896	382,856
Indian Energy Exchange Ltd. (d)	327,684	521,666
Indigo Paints Ltd.	1,602	28,663
Indo Count Industries Ltd.	61,907	166,581
Indoco Remedies Ltd.	24,071	98,265
Infibeam Avenues Ltd.	1,047,860	223,979
Security Description	Shares	Value
Ingersoll Rand India Ltd.	8,480	$ 298,935
Inox Green Energy Services Ltd. (b)	168,480	129,848
Inox Wind Ltd. (b)	79,913	185,778
Intellect Design Arena Ltd.	78,326	666,195
IOL Chemicals & Pharmaceuticals Ltd.	12,547	72,019
ION Exchange India Ltd.	56,692	353,774
IRB Infrastructure Developers Ltd.	1,095,294	416,796
IRCON International Ltd. (d)	310,743	542,033
ISGEC Heavy Engineering Ltd.	21,367	187,177
ITD Cementation India Ltd.	125,421	326,688
J Kumar Infraprojects Ltd.	59,582	310,246
Jai Corp. Ltd.	54,134	139,701
Jain Irrigation Systems Ltd. (b)	334,268	255,004
Jaiprakash Associates Ltd. (b)	1,028,518	148,008
Jaiprakash Power Ventures Ltd. (b)	3,886,870	479,767
Jammu & Kashmir Bank Ltd.	248,792	315,629
Jamna Auto Industries Ltd.	182,722	257,334
JBM Auto Ltd.	15,312	252,956
Jindal Poly Films Ltd.	6,917	56,125
Jindal Saw Ltd.	124,773	520,781
Jindal Worldwide Ltd.	25,736	118,807
JK Lakshmi Cement Ltd.	46,607	362,260
JK Paper Ltd.	60,583	286,678
JK Tyre & Industries Ltd.	86,821	290,654
JM Financial Ltd.	228,416	237,517
Johnson Controls-Hitachi Air Conditioning India Ltd. (b)	6,999	103,020
JTEKT India Ltd.	77,065	136,792
JTL Industries Ltd.	49,963	138,624
Jubilant Ingrevia Ltd.	55,459	319,933
Jubilant Pharmova Ltd.	59,756	313,131
Jupiter Wagons Ltd.	86,082	339,233
Just Dial Ltd. (b)	15,297	134,363
Jyothy Labs Ltd.	105,710	458,910
Kalpataru Projects International Ltd.	61,519	467,868
Karnataka Bank Ltd.	85,443	256,150
Karur Vysya Bank Ltd.	258,268	416,134
Kaynes Technology India Ltd. (b)	13,476	373,295
KCP Ltd.	56,693	81,345
KDDL Ltd.	5,629	137,991
KEC International Ltd.	97,586	778,537
Kennametal India Ltd.	1,843	59,344
Kesoram Industries Ltd. (b)	133,473	140,238
Kfin Technologies Ltd. (b)	48,781	275,769
Kiri Industries Ltd. (b)	10,234	33,386
Kirloskar Brothers Ltd.	17,056	172,334
Kirloskar Ferrous Industries Ltd.	35,499	205,322
Kirloskar Oil Engines Ltd.	67,653	439,852
Kirloskar Pneumatic Co. Ltd.	17,143	136,353
KNR Constructions Ltd.	98,595	337,194

See accompanying notes to financial statements.
190

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Kolte-Patil Developers Ltd.	25,698	$ 145,493
KPI Green Energy Ltd. (d)	13,616	134,928
KRBL Ltd.	36,095	176,278
Krishna Institute of Medical Sciences Ltd. (b)(d)	31,642	753,239
Krsnaa Diagnostics Ltd.	8,621	70,740
KSB Ltd.	8,275	297,916
LA Opala RG Ltd.	45,588	236,171
Lakshmi Machine Works Ltd.	4,995	876,569
Latent View Analytics Ltd. (b)	36,211	179,090
Laxmi Organic Industries Ltd.	28,354	95,195
Lemon Tree Hotels Ltd. (b)(d)	367,663	503,625
LG Balakrishnan & Bros Ltd.	21,642	277,206
Lloyds Engineering Works Ltd.	333,629	173,361
LT Foods Ltd.	141,642	283,740
Lumax Auto Technologies Ltd.	33,822	147,440
LUX Industries Ltd.	3,220	57,852
Mahanagar Gas Ltd.	42,618	528,021
Maharashtra Scooters Ltd.	2,642	242,216
Maharashtra Seamless Ltd.	30,894	228,502
Mahindra Holidays & Resorts India Ltd. (b)	73,038	348,385
Mahindra Lifespace Developers Ltd.	62,598	414,638
Mahindra Logistics Ltd. (d)	1,277	5,963
Maithan Alloys Ltd.	7,623	95,130
Man Infraconstruction Ltd.	72,269	132,369
Manali Petrochemicals Ltd.	82,824	65,478
Manappuram Finance Ltd.	380,980	687,488
Mangalore Refinery & Petrochemicals Ltd. (b)	252,283	290,437
Marksans Pharma Ltd.	202,367	268,186
MAS Financial Services Ltd. (d)	12,060	131,156
Mastek Ltd.	10,321	298,228
Mayur Uniquoters Ltd.	11,754	73,108
Medplus Health Services Ltd. (b)	29,544	273,538
Meghmani Organics Ltd.	48,869	47,109
Metropolis Healthcare Ltd. (d)	15,025	264,128
Minda Corp. Ltd.	106,158	425,699
Mishra Dhatu Nigam Ltd. (d)	56,763	279,368
MM Forgings Ltd.	7,716	81,507
MOIL Ltd.	66,707	178,413
Mold-Tek Packaging Ltd.	19,407	213,990
Morepen Laboratories Ltd. (b)	226,118	101,022
Motilal Oswal Financial Services Ltd.	22,347	236,505
Mrs Bectors Food Specialities Ltd.	25,120	315,417
MSTC Ltd.	28,661	148,704
MTAR Technologies Ltd. (b)	15,715	480,224
Multi Commodity Exchange of India Ltd.	19,395	478,725
Natco Pharma Ltd.	83,663	879,587
National Aluminium Co. Ltd.	725,439	849,128
Nava Ltd.	81,297	442,653
Security Description	Shares	Value
Navneet Education Ltd.	97,431	$ 181,038
Nazara Technologies Ltd. (b)	26,835	270,123
NBCC India Ltd.	425,122	299,485
NCC Ltd.	408,214	762,194
NELCO Ltd.	15,777	149,066
Neogen Chemicals Ltd.	7,036	148,979
NESCO Ltd.	24,350	201,345
Network18 Media & Investments Ltd. (b)	240,034	184,561
Neuland Laboratories Ltd.	5,776	256,543
Newgen Software Technologies Ltd.	19,249	208,748
NIIT Learning Systems Ltd. (b)	60,137	305,532
NIIT Ltd. (b)	60,137	88,785
Nilkamal Ltd.	2,919	79,733
NMDC Steel Ltd. (b)	1,070,141	663,029
NOCIL Ltd.	84,224	231,095
NRB Bearings Ltd.	51,314	172,960
Nuvama Wealth Management Ltd. (b)	4,695	136,271
Nuvoco Vistas Corp. Ltd. (b)	76,910	344,580
Olectra Greentech Ltd.	36,223	523,817
Orient Cement Ltd.	87,985	188,862
Orient Electric Ltd.	94,240	251,768
Orissa Minerals Development Co. Ltd. (b)	3,098	198,731
Paisalo Digital Ltd.	232,145	180,172
Paradeep Phosphates Ltd. (d)	434,255	375,209
Parag Milk Foods Ltd. (b)(d)	65,658	169,163
Paras Defence & Space Technologies Ltd. (b)	20,802	182,741
Patel Engineering Ltd. (b)	333,612	207,902
Paushak Ltd.	738	56,438
PCBL Ltd.	122,183	248,291
PG Electroplast Ltd. (b)	7,910	169,180
Piramal Pharma Ltd. (b)	529,536	650,751
PNC Infratech Ltd.	86,960	382,800
Poly Medicure Ltd.	36,030	596,217
Polyplex Corp. Ltd.	10,969	152,882
Power Mech Projects Ltd.	4,176	211,113
Praj Industries Ltd.	92,093	650,541
Prakash Industries Ltd. (b)	99,923	171,710
Pricol Ltd. (b)	49,501	195,968
Prince Pipes & Fittings Ltd. (b)	31,189	262,440
Prism Johnson Ltd. (b)	93,069	146,819
Privi Speciality Chemicals Ltd. (b)	3,704	54,308
Procter & Gamble Health Ltd.	6,130	377,428
PTC India Ltd.	253,747	405,641
Punjab Chemicals & Crop Protection Ltd.	5,100	67,962
PVR Inox Ltd. (b)	60,829	1,257,692
Quess Corp. Ltd. (d)	17,462	87,929
Railtel Corp. of India Ltd.	89,028	240,042
Rain Industries Ltd.	134,452	265,451
Rainbow Children's Medicare Ltd.	40,623	503,059

See accompanying notes to financial statements.
191

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Rajesh Exports Ltd. (b)	110,502	$ 668,138
Rajratan Global Wire Ltd.	4,673	43,319
Rallis India Ltd.	76,430	192,637
Ramco Industries Ltd.	22,730	49,584
Ramkrishna Forgings Ltd.	61,358	475,658
Rashtriya Chemicals & Fertilizers Ltd.	131,145	199,699
Rategain Travel Technologies Ltd. (b)	22,042	157,522
RattanIndia Enterprises Ltd. (b)	247,546	169,619
RattanIndia Power Ltd. (b)	1,511,343	125,579
Raymond Ltd.	33,616	731,999
RBL Bank Ltd. (d)	357,633	1,088,516
Redington Ltd.	492,488	918,064
Redtape Ltd. (b)	42,365	229,831
Reliance Industrial Infrastructure Ltd.	3,245	37,594
Reliance Infrastructure Ltd. (b)	211,200	440,756
Reliance Power Ltd. (b)	2,358,725	546,782
Religare Enterprises Ltd. (b)	72,338	210,547
Repco Home Finance Ltd.	39,052	180,773
Responsive Industries Ltd.	105,613	446,597
Restaurant Brands Asia Ltd. (b)	228,803	343,585
Rhi Magnesita India Ltd.	62,884	565,069
RITES Ltd.	71,931	426,607
Rolex Rings Ltd. (b)	10,746	284,938
Rossari Biotech Ltd.	638	6,259
Route Mobile Ltd.	21,782	417,207
RPSG Ventures Ltd. (b)	11,401	82,795
Rupa & Co. Ltd.	641	2,007
Safari Industries India Ltd.	11,003	518,858
Saksoft Ltd.	28,843	113,439
Sandur Manganese & Iron Ores Ltd.	6,395	116,297
Sanghvi Movers Ltd.	16,075	131,846
Sanofi India Ltd.	9,592	832,507
Sansera Engineering Ltd. (d)	8,654	98,179
Sapphire Foods India Ltd. (b)	30,993	542,444
Saregama India Ltd.	63,291	276,246
Sasken Technologies Ltd.	8,297	109,346
Satin Creditcare Network Ltd. (b)	53,232	146,988
Schneider Electric Infrastructure Ltd. (b)	66,823	292,950
Sequent Scientific Ltd. (b)	74,938	83,609
Sharda Cropchem Ltd.	31,733	160,516
Share India Securities Ltd.	4,835	75,924
Sheela Foam Ltd. (b)	17,419	239,476
Shilpa Medicare Ltd. (b)	25,654	110,783
Shipping Corp. of India Ltd. (f)	129,515	227,708
Shipping Corp. of India Ltd. (b)(f)	129,515	42,188
Shivalik Bimetal Controls Ltd.	22,087	141,193
Shoppers Stop Ltd. (b)	46,309	382,166
Shree Renuka Sugars Ltd. (b)	689,234	453,174
Shyam Metalics & Energy Ltd.	7,358	39,111
SIS Ltd. (b)	31,535	163,407
Security Description	Shares	Value
Siyaram Silk Mills Ltd.	6,157	$ 42,273
SJS Enterprises Ltd. (b)	20,228	166,810
Sobha Ltd.	27,454	233,293
Solara Active Pharma Sciences Ltd. (b)	452	1,944
SOM Distilleries & Breweries Ltd.	39,493	167,762
Somany Ceramics Ltd.	14,755	123,099
Sonata Software Ltd.	67,691	862,265
South Indian Bank Ltd.	603,388	197,275
Spandana Sphoorty Financial Ltd. (b)	26,718	268,463
SpiceJet Ltd. (b)	38,180	16,552
Star Cement Ltd. (b)	146,943	270,648
Steel Strips Wheels Ltd.	44,092	147,582
Sterling & Wilson Renewable (b)	35,119	152,438
Sterlite Technologies Ltd.	113,837	220,775
Stove Kraft Ltd. (b)	392	2,580
Strides Pharma Science Ltd.	50,646	309,885
Stylam Industries Ltd. (b)	6,779	140,684
Subex Ltd. (b)	396,217	155,307
Sudarshan Chemical Industries Ltd.	29,016	167,266
Sula Vineyards Ltd.	41,787	233,715
Sun Pharma Advanced Research Co. Ltd. (b)	78,754	221,066
Sundaram Clayton Ltd. (b)	3,561	43,796
Sunteck Realty Ltd. (b)	43,132	234,407
Suprajit Engineering Ltd.	56,001	260,511
Supreme Petrochem Ltd.	52,370	301,577
Supriya Lifescience Ltd.	36,732	124,252
Surya Roshni Ltd.	14,846	175,525
Suryoday Small Finance Bank Ltd. (b)	60,321	118,294
Suven Pharmaceuticals Ltd. (b)	82,680	558,908
Swan Energy Ltd.	49,186	170,466
Swaraj Engines Ltd.	6,575	157,765
Symphony Ltd.	12,683	134,396
Syrma SGS Technology Ltd.	49,211	362,469
Tamil Nadu Newsprint & Papers Ltd.	22,318	71,154
Tamilnad Mercantile Bank Ltd.	133,161	876,662
Tanla Platforms Ltd.	52,240	652,739
Tarsons Products Ltd. (b)	60	380
Tasty Bite Eatables Ltd.	431	84,701
Tata Coffee Ltd.	58,212	180,192
Tata Investment Corp. Ltd.	18,118	714,193
Tata Metaliks Ltd.	7,916	91,880
Tata Steel Long Products Ltd. (b)	14,463	142,346
Tata Teleservices Maharashtra Ltd. (b)	430,783	515,905
Tatva Chintan Pharma Chem Pvt Ltd.	1,739	33,148
TCI Express Ltd.	10,032	175,044
TCNS Clothing Co. Ltd. (b)(d)	3,052	13,325

See accompanying notes to financial statements.
192

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
TD Power Systems Ltd.	55,868	$ 173,508
TeamLease Services Ltd. (b)	8,018	250,853
Techno Electric & Engineering Co. Ltd.	28,633	174,126
Technocraft Industries India Ltd. (b)	4,756	114,697
Tega Industries Ltd.	14,678	164,515
Tejas Networks Ltd. (b)(d)	58,824	620,072
Texmaco Rail & Engineering Ltd.	106,894	165,732
Thirumalai Chemicals Ltd.	43,118	111,688
Thomas Cook India Ltd.	67,226	97,025
Thyrocare Technologies Ltd. (d)	7,851	53,729
Tilaknagar Industries Ltd.	54,787	133,733
Time Technoplast Ltd.	154,803	281,210
Tips Industries Ltd.	32,919	122,592
Titagarh Rail System Ltd.	48,935	459,407
Transport Corp. of India Ltd.	20,599	194,415
Triveni Engineering & Industries Ltd.	64,091	293,051
Triveni Turbine Ltd. (b)	95,415	503,725
TTK Prestige Ltd.	35,420	334,062
TV18 Broadcast Ltd. (b)	304,094	159,845
TVS Holdings Ltd.	3,561	234,168
TVS Srichakra Ltd.	2,251	86,447
Uflex Ltd.	38,498	213,349
Ujjivan Small Finance Bank Ltd. (d)	420,427	273,901
Usha Martin Ltd.	122,272	506,220
UTI Asset Management Co. Ltd.	57,374	543,780
VA Tech Wabag Ltd. (b)	35,156	194,130
Vaibhav Global Ltd.	27,126	143,843
Vakrangee Ltd.	16,510	3,469
Valiant Organics Ltd. (d)	325	1,849
Vardhman Textiles Ltd.	75,291	338,324
Varroc Engineering Ltd. (b)(d)	45,966	269,127
Venky's India Ltd.	3,795	89,328
Vesuvius India Ltd.	8,694	326,339
V-Guard Industries Ltd.	127,167	470,590
Vijaya Diagnostic Centre Pvt Ltd.	31,771	190,990
Vindhya Telelinks Ltd.	6,350	170,814
VIP Industries Ltd.	54,334	429,320
VL E-Governance & IT Solutions Ltd. (b)	38,116	15,354
V-Mart Retail Ltd. (b)	5,768	136,995
Voltamp Transformers Ltd.	6,688	361,532
VRL Logistics Ltd.	24,452	212,303
VST Industries Ltd.	1,676	69,575
VST Tillers Tractors Ltd.	3,459	152,237
Welspun Corp. Ltd.	93,339	442,353
Welspun Enterprises Ltd.	48,695	166,478
Welspun India Ltd.	228,801	334,627
West Coast Paper Mills Ltd.	44,035	372,945
Westlife Foodworld Ltd.	62,771	706,654
Security Description	Shares	Value
Wheels India Ltd.	1,319	$ 12,527
Wockhardt Ltd. (b)	21,076	59,707
Wonderla Holidays Ltd.	17,092	148,946
Zen Technologies Ltd.	23,938	220,394
Zensar Technologies Ltd.	105,850	659,513
Zydus Wellnes Ltd.	10,426	196,797
		144,082,820
INDONESIA — 2.5%
ABM Investama Tbk PT	568,200	144,853
Ace Hardware Indonesia Tbk PT	3,996,914	193,962
Adi Sarana Armada Tbk PT (b)	428,675	27,598
AKR Corporindo Tbk PT	7,445,400	744,299
Arwana Citramulia Tbk PT	1,974,400	98,369
Astra Agro Lestari Tbk PT	384,022	186,358
Astra Otoparts Tbk PT	825,800	169,915
Bank Aladin Syariah Tbk PT (b)	4,921,200	342,303
Bank BTPN Syariah Tbk PT	2,078,524	256,201
Bank Danamon Indonesia Tbk PT	2,792,788	516,815
Bank Neo Commerce Tbk PT (b)	1,346,927	27,017
Bank OCBC Nisp Tbk PT	4,075,200	287,413
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	2,160,500	163,558
Bank Pembangunan Daerah Jawa Timur Tbk PT	6,988,700	287,145
Bank Raya Indonesia Tbk PT (b)	438,600	8,627
Bank Tabungan Negara Persero Tbk PT	8,761,699	691,638
BFI Finance Indonesia Tbk PT	7,857,195	582,109
Bintang Oto Global Tbk PT (b)	3,479,763	281,443
Bukalapak.com PT Tbk (b)	38,338,100	540,777
Bumi Resources Minerals Tbk PT (b)	66,430,800	911,247
Bumi Serpong Damai Tbk PT (b)	9,733,500	642,392
Bumitama Agri Ltd.	848,700	354,428
Cemindo Gemilang PT (b)	2,951,900	194,820
Cikarang Listrindo Tbk PT (d)	500,800	24,303
Ciputra Development Tbk PT	9,604,499	633,878
Dharma Satya Nusantara Tbk PT	4,649,700	183,521
Erajaya Swasembada Tbk PT	7,513,500	219,741
Global Mediacom Tbk PT (b)	8,049,800	146,881
Harum Energy Tbk PT	2,622,970	319,916
Impack Pratama Industri Tbk PT	6,845,200	141,732
Indika Energy Tbk PT	1,246,300	177,409
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	7,432,865	283,752
Inti Agri Resources Tbk PT (b)(e)	258,200	—
Japfa Comfeed Indonesia Tbk PT	5,131,447	426,652

See accompanying notes to financial statements.
193

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Jasa Marga Persero Tbk PT	2,429,414	$ 674,357
M Cash Integrasi PT (b)	298,016	134,980
Map Aktif Adiperkasa PT	5,255,000	272,016
Matahari Department Store Tbk PT	586,700	91,108
Medco Energi Internasional Tbk PT	6,989,992	728,171
Media Nusantara Citra Tbk PT	2,084,300	65,543
Medikaloka Hermina Tbk PT	7,999,653	678,068
Metro Healthcare Indonesia TBK PT (b)	5,435,600	168,818
Metrodata Electronics Tbk PT	7,187,045	230,655
Midi Utama Indonesia Tbk PT	4,035,900	123,780
Mitra Pinasthika Mustika Tbk PT	1,808,600	120,534
Pabrik Kertas Tjiwi Kimia Tbk PT	1,503,185	931,284
Pacific Strategic Financial Tbk PT (b)	7,774,300	550,816
Pakuwon Jati Tbk PT	16,580,800	469,906
Panin Financial Tbk PT (b)	8,863,500	167,463
Pantai Indah Kapuk Dua Tbk PT (b)	1,318,500	412,058
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	3,326,423	218,461
Petrindo Jaya Kreasi Tbk PT (b)	1,341,800	248,305
PP Persero Tbk PT (b)	798,700	39,018
Prima Andalan Mandiri Tbk PT	28,900	10,285
Prodia Widyahusada Tbk PT	509,136	210,836
Rimo International Lestari Tbk PT (b)(e)	100,200	—
Samudera Indonesia Tbk PT	2,065,200	47,304
Saratoga Investama Sedaya Tbk PT	2,135,000	243,132
Sawit Sumbermas Sarana Tbk PT	3,040,200	233,105
Selamat Sempurna Tbk PT	1,897,800	260,326
Siloam International Hospitals Tbk PT	1,998,200	263,755
Sumber Tani Agung Resources Tbk PT	1,591,700	90,631
Summarecon Agung Tbk PT	7,891,515	293,602
Surya Citra Media Tbk PT	19,940,835	203,860
Surya Esa Perkasa Tbk PT	7,262,100	373,560
Surya Permata Andalan Tbk PT (b)	10,002,900	315,847
Timah Tbk PT	1,440,412	73,628
Trada Alam Minera Tbk PT (b)(e)	6,757,200	—
Triputra Agro Persada PT	2,811,000	104,583
Wijaya Karya Persero Tbk PT (b)	465,700	13,801
XL Axiata Tbk PT	4,054,132	624,318
		19,898,986
Security Description	Shares	Value
KUWAIT — 1.3%
A'ayan Leasing & Investment Co. KSCP	214,981	$ 111,299
Acico Industries Co. KSC (b)	68,381	17,590
Al Ahli Bank of Kuwait KSCP	240,862	190,164
Al Mazaya Holding Co. KSCP (b)	633,589	114,192
ALAFCO Aviation Lease & Finance Co. KSCP Class C (b)	317,515	174,656
Ali Alghanim Sons Automotive Co. KSCC	124,878	468,722
Alimtiaz Investment Group KSC (b)	537,947	112,272
Arabi Group Holding KSC (b)	183,847	303,983
Arzan Financial Group for Financing & Investment KPSC	612,876	358,941
Boubyan Petrochemicals Co. KSCP	305,555	685,163
Boursa Kuwait Securities Co. KPSC	82,890	494,846
Combined Group Contracting Co. SAK	24,194	33,584
Commercial Real Estate Co. KSC	1,136,649	363,742
Gulf Cables & Electrical Industries Group Co. KSCP	112,891	428,843
Heavy Engineering & Ship Building Co. KSCP Class B	145,946	347,569
Humansoft Holding Co. KSC	74,937	757,735
Integrated Holding Co. KCSC	181,443	253,627
Jazeera Airways Co. KSCP	94,411	450,289
Kuwait International Bank KSCP	959,182	471,754
Kuwait Real Estate Co. KSC	400,600	213,878
Kuwait Telecommunications Co.	110,854	195,488
Mezzan Holding Co. KSCC	115,568	189,965
National Industries Group Holding SAK	1,735,766	1,123,291
National Investments Co. KSCP	463,773	342,146
National Real Estate Co. KPSC (b)	746,595	174,419
Salhia Real Estate Co. KSCP	307,134	414,415
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	354,266	213,213
Warba Bank KSCP	1,747,735	1,046,209
		10,051,995
MALAYSIA — 4.0%
Aeon Co. M Bhd	388,200	90,947
AEON Credit Service M Bhd	58,500	151,755
AFFIN Bank Bhd	665,907	302,089
Agmo Holdings Bhd (b)	6,941	857
Alliance Bank Malaysia Bhd	867,300	624,349

See accompanying notes to financial statements.
194

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Ancom Nylex Bhd	339,500	$ 88,938
Astro Malaysia Holdings Bhd	463,791	45,438
Axis Real Estate Investment Trust	1,288,200	504,827
Bank Islam Malaysia Bhd	1,074,018	489,516
Berjaya Corp. Bhd (b)	2,220,245	139,497
Berjaya Food Bhd	769,100	122,853
Bermaz Auto Bhd	711,000	377,060
Boustead Plantations Bhd	450,900	140,209
British American Tobacco Malaysia Bhd	61,136	120,833
Bumi Armada Bhd (b)	3,726,700	448,450
Bursa Malaysia Bhd	490,747	704,464
Cahya Mata Sarawak Bhd	488,100	118,510
Capital A Bhd (b)	1,523,800	314,805
Carlsberg Brewery Malaysia Bhd Class B	116,400	495,820
Chin Hin Group Bhd (b)	600,600	514,224
CTOS Digital Bhd	2,005,600	598,017
D&O Green Technologies Bhd	406,424	295,172
Dagang NeXchange Bhd (b)	2,005,018	187,894
Datasonic Group Bhd	1,314,500	130,183
Dayang Enterprise Holdings Bhd	608,500	250,126
DRB-Hicom Bhd	478,300	145,673
Dufu Technology Corp. Bhd	128,477	46,517
Duopharma Biotech Bhd	294,391	75,240
Eco World Development Group Bhd	879,500	202,302
Eco World International Bhd	964,400	74,971
Ekovest Bhd (b)	2,205,500	260,700
Farm Fresh Bhd	988,000	252,511
FGV Holdings Bhd	599,100	177,360
Formosa Prosonic Industries Bhd	89,000	52,506
Fraser & Neave Holdings Bhd	107,100	577,100
Frontken Corp. Bhd	835,415	560,472
Gas Malaysia Bhd	280,300	181,484
Genetec Technology Bhd (b)	350,488	178,407
Genting Plantations Bhd	263,547	303,105
Globetronics Technology Bhd	408,400	135,691
Greatech Technology Bhd (b)	314,300	292,528
HAP Seng Consolidated Bhd	622,500	583,356
Hap Seng Plantations Holdings Bhd	156,800	62,783
Hartalega Holdings Bhd (b)	1,504,200	637,529
Heineken Malaysia Bhd	128,300	664,556
Hengyuan Refining Co. Bhd	136,500	95,065
Hextar Global Bhd	1,977,456	322,188
Hiap Teck Venture Bhd	1,297,744	120,232
Hibiscus Petroleum Bhd	1,123,400	270,367
Hong Leong Capital Bhd	93,711	105,382
IGB Real Estate Investment Trust	1,310,400	468,872
IJM Corp. Bhd	2,216,185	877,931
IOI Properties Group Bhd	1,244,700	440,062
ITMAX SYSTEM Bhd	262,300	101,116
Security Description	Shares	Value
JAKS Resources Bhd (b)	160,787	$ 7,191
JF Technology Bhd	346,041	80,333
Kelington Group Bhd	439,842	140,517
KNM Group Bhd (b)	4,687,400	124,791
Kossan Rubber Industries Bhd	553,804	155,694
KPJ Healthcare Bhd	2,058,864	499,889
Leong Hup International Bhd	1,460,900	171,129
Lotte Chemical Titan Holding Bhd (d)	248,731	61,451
Magnum Bhd	153,990	36,733
Mah Sing Group Bhd	1,388,500	266,152
Malakoff Corp. Bhd	1,000,700	126,813
Malayan Cement Bhd (b)	214,200	167,428
Malayan Flour Mills Bhd	922,019	122,733
Malaysia Building Society Bhd	3,104,007	482,599
Malaysia Smelting Corp. Bhd	160,200	75,404
Malaysian Pacific Industries Bhd	70,300	411,147
Malaysian Resources Corp. Bhd	2,469,500	241,940
Matrix Concepts Holdings Bhd	767,550	243,576
MBM Resources Bhd	138,900	109,162
Mega First Corp. Bhd	493,619	357,447
Mi Technovation Bhd	22,485	8,189
My EG Services Bhd	3,658,058	619,383
Nationgate Holdings Bhd	1,125,000	318,673
OSK Holdings Bhd	630,500	163,827
Padini Holdings Bhd	547,100	460,262
Pavilion Real Estate Investment Trust	985,400	256,043
Pentamaster Corp. Bhd	443,859	489,684
Pertama Digital Bhd (b)	173,600	125,340
PIE Industrial Bhd	188,279	119,498
PMB Technology Bhd (b)	505,500	341,289
RCE Capital Bhd	150,500	79,173
Sam Engineering & Equipment M Bhd	137,800	131,483
Scientex Bhd	717,664	567,070
SFP Tech Holdings Bhd	670,400	137,785
Sime Darby Property Bhd	2,538,900	375,813
SKP Resources Bhd	616,615	130,671
SP Setia Bhd Group	1,964,409	430,934
Sports Toto Bhd	400,561	126,262
Sunway Bhd	1,578,014	662,092
Sunway Real Estate Investment Trust	1,980,400	615,810
Supermax Corp. Bhd	77,993	13,787
Syarikat Takaful Malaysia Keluarga Bhd	383,814	284,473
Ta Ann Holdings Bhd	300,211	215,475
Top Glove Corp. Bhd (b)	4,143,700	683,961
TSH Resources Bhd	789,372	166,440
Uchi Technologies Bhd	226,600	166,985
UEM Sunrise Bhd	997,300	179,483
UMW Holdings Bhd	442,900	449,008
Unisem M Bhd	446,282	309,862
United Plantations Bhd	157,700	558,890

See accompanying notes to financial statements.
195

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
UWC Bhd (b)	221,827	$ 175,751
Velesto Energy Bhd (b)	4,281,000	232,502
ViTrox Corp. Bhd	320,700	508,175
VS Industry Bhd	2,397,200	520,770
WCE Holdings Bhd (b)	960,000	158,458
WCT Holdings Bhd	1,564,800	188,299
Widad Group Bhd (b)	1,285,241	139,603
Yinson Holdings Bhd	1,609,404	850,077
		31,366,248
MEXICO — 0.8%
Betterware de Mexico SAPI de CV	10,966	178,636
Bolsa Mexicana de Valores SAB de CV	437,274	823,042
Controladora Vuela Cia de Aviacion SAB de CV Class A (b)(c)	639,387	435,983
FIBRA Macquarie Mexico REIT (d)	549,311	923,289
Genomma Lab Internacional SAB de CV Class B (c)	716,206	552,655
Grupo Herdez SAB de CV (c)	95,299	224,723
Grupo Rotoplas SAB de CV (c)	111,578	161,218
Grupo Traxion SAB de CV (b)(c)(d)	202,052	346,239
La Comer SAB de CV (c)	329,828	694,445
Nemak SAB de CV (b)(d)	2,536,979	489,045
TF Administradora Industrial S de Real de CV REIT	728,772	1,295,800
		6,125,075
MONACO — 0.0%
Costamare, Inc.	45,377	436,527
PAKISTAN — 0.0% (a)
Engro Corp. Ltd.	60,906	50,653
Engro Fertilizers Ltd.	142,660	37,509
		88,162
PHILIPPINES — 0.7%
Alliance Global Group, Inc.	3,153,583	686,725
AREIT, Inc.	529,500	306,978
Cebu Air, Inc. (b)	49,500	29,748
Century Pacific Food, Inc.	1,171,555	579,814
Converge Information & Communications Technology Solutions, Inc. (b)	1,107,100	187,856
D&L Industries, Inc.	2,776,552	315,071
DITO CME Holdings Corp. (b)	921,329	52,600
First Gen Corp.	350,000	116,304
LT Group, Inc.	2,928,568	465,871
Manila Water Co., Inc.	895,800	288,171
Megaworld Corp.	7,095,000	253,321
MREIT, Inc.	730,900	158,902
Philcomsat Holdings Corp.	36,115	26,651
Puregold Price Club, Inc.	721,600	368,606
Real Commercial REIT, Inc.	3,049,200	264,089
Robinsons Land Corp.	2,105,672	564,976
Security Description	Shares	Value
Robinsons Retail Holdings, Inc.	320,300	$ 264,388
Security Bank Corp.	292,749	413,696
Synergy Grid & Development Phils, Inc.	190,800	28,666
		5,372,433
POLAND — 1.4%
11 bit studios SA (b)	2,400	393,123
Alior Bank SA (b)	80,882	959,826
Asseco Poland SA	60,852	999,551
Atlas Lithium Corp. (b)	6,122	187,578
Auto Partner SA	32,004	170,099
Bank Millennium SA (b)	553,839	723,218
Benefit Systems SA	1,622	655,853
CCC SA (b)	18,679	166,975
Celon Pharma SA	3,636	12,745
CI Games SA (b)	107,913	149,568
Datawalk SA (b)	674	7,381
Dom Development SA	3,897	136,594
Enea SA (b)	177,407	296,691
Eurocash SA	61,360	194,550
Grenevia SA (b)	234,867	157,921
Grupa Azoty SA (b)	34,315	193,545
Grupa Kety SA	7,626	1,152,185
Jastrzebska Spolka Weglowa SA (b)	42,093	424,493
KRUK SA	15,498	1,469,897
Lubelski Wegiel Bogdanka SA	7,189	56,853
Mo-BRUK SA	1,830	111,937
Neuca SA	1,285	196,060
PKP Cargo SA (b)	32,421	109,331
PlayWay SA	4,120	401,141
Stalprodukt SA	892	45,570
Tauron Polska Energia SA (b)	949,178	781,296
TEN Square Games SA	2,052	39,911
Text SA	13,616	453,550
TIM SA	8,898	96,521
Wirtualna Polska Holding SA	14,173	325,992
XTB SA (d)	44,263	311,308
Zespol Elektrowni Patnow Adamow Konin SA (b)	11,758	54,008
		11,435,271
QATAR — 0.5%
Al Khaleej Takaful Group QSC	224,321	219,391
Al Meera Consumer Goods Co. QSC	91,648	348,716
Baladna (b)	714,444	250,840
Doha Bank QPSC	549,449	245,290
Gulf International Services QSC	1,091,725	878,779
Gulf Warehousing Co.	162,826	141,802
Lesha Bank LLC (b)	599,846	240,927
Mannai Corp. QSC	26,034	34,137
Mazaya Real Estate Development QPSC (b)	658,555	131,711
Medicare Group	263,827	420,384

See accompanying notes to financial statements.
196

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Qatari Investors Group QSC	502,618	$ 236,534
Salam International Investment Ltd. QSC (b)	612,839	112,298
United Development Co. QSC	1,399,637	414,892
		3,675,701
RUSSIA — 0.0%
Detsky Mir PJSC (b)(d)(e)	414,207	—
Etalon Group PLC GDR (b)(e)	205,302	—
Globaltrans Investment PLC GDR (b)(e)	121,419	—
M.Video PJSC (b)(e)	61,705	—
Mosenergo PJSC (e)	8,150,848	—
OGK-2 PJSC (e)	21,527,092	—
		—
SAUDI ARABIA — 3.1%
Abdul Mohsen Al-Hokair Tourism & Development Co. (b)	138,222	81,818
Abdullah Saad Mohammed Abo Moati Stationaries Co.	4,083	32,442
Al Babtain Power & Telecommunication Co.	22,522	177,452
Al Gassim Investment Holding Co. (b)	3,847	19,305
Al Hassan Ghazi Ibrahim Shaker Co. (b)	14,945	104,602
Al Jouf Agricultural Development Co.	8,658	111,963
Al Jouf Cement Co. (b)	41,523	130,643
Al Khaleej Training & Education Co. (b)	40,314	205,093
Al Maather REIT Fund	13,802	33,047
Al Masane Al Kobra Mining Co.	23,096	320,842
Al Moammar Information Systems Co.	10,177	384,780
Al Rajhi Co. for Co-operative Insurance (b)	14,589	590,492
Al Rajhi REIT	127,615	273,574
Al Yamamah Steel Industries Co. (b)	5,234	35,447
AlAbdullatif Industrial Investment Co. (b)	577	2,640
Alahli REIT Fund 1	53,745	116,792
Alamar Foods	10,475	346,890
Alandalus Property Co.	47,047	275,976
Alaseel Co.	114,880	153,155
Al-Etihad Cooperative Insurance Co. (b)	31,216	173,790
Alinma Retail REIT Fund	132,755	167,074
AlJazira Takaful Ta'awuni Co. (b)	8,468	36,081
Alkhabeer REIT	68,038	118,825
AlKhorayef Water & Power Technologies Co.	5,382	204,061
Almunajem Foods Co.	11,551	216,209
Security Description	Shares	Value
AlSaif Stores For Development & Investment Co.	118,720	$ 260,203
Alujain Corp. (b)	25,416	298,518
Amlak International Finance Co.	19,311	71,365
Anaam International Holding Group Co. (b)	239,900	65,245
Arab Sea Information Systems Co. (b)	31,980	53,805
Arabian Cement Co.	41,325	365,269
Arabian Shield Cooperative Insurance Co. (b)	15,634	80,620
Arriyadh Development Co.	66,037	373,284
Astra Industrial Group	25,776	604,804
Ataa Educational Co.	14,261	273,778
Ayyan Investment Co. (b)	20,122	81,551
Basic Chemical Industries Ltd.	9,214	82,670
Batic Investments & Logistic Co. (b)	211,250	121,102
Bawan Co.	27,261	239,141
Buruj Cooperative Insurance Co. (b)	17,403	94,568
City Cement Co.	55,736	275,823
Derayah REIT	110,526	236,939
Dur Hospitality Co. (b)	42,019	290,737
Eastern Province Cement Co.	37,290	387,272
Electrical Industries Co.	11,098	121,324
Fawaz Abdulaziz Al Hokair & Co. Class C (b)	15,192	84,336
Fitaihi Holding Group	84,670	71,566
Gulf Insurance Group	12,449	108,542
Hail Cement Co.	32,429	105,836
Halwani Brothers Co. (b)	22,988	323,019
Herfy Food Services Co.	16,360	143,515
Jahez International Co. (b)	2,053	246,549
Jazan Energy & Development Co. (b)	35,899	143,962
L'Azurde Co. for Jewelry	14,413	53,418
Maharah Human Resources Co.	12,762	225,605
Malath Cooperative Insurance Co. (b)	14,796	83,163
Mediterranean & Gulf Cooperative Insurance & Reinsurance Co. (b)	32,590	117,484
Methanol Chemicals Co. (b)	21,540	130,373
Middle East Healthcare Co. (b)	33,915	498,265
Middle East Paper Co.	36,477	316,096
Musharaka Real Estate Income Fund REIT	100,862	160,015
Najran Cement Co.	51,520	168,141
Nama Chemicals Co. (b)	6,018	52,792
Naqi Water Co.	8,224	149,769
National Agriculture Development Co. (b)	76,439	968,111
National Co. for Glass Industries	32,427	297,860

See accompanying notes to financial statements.
197

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
National Co. for Learning & Education	18,490	$ 473,287
National Gas & Industrialization Co.	28,443	478,544
National Gypsum (b)	2,218	13,720
National Medical Care Co.	17,765	582,622
National Metal Manufacturing & Casting Co. (b)	11,252	55,743
Nayifat Finance Co. (b)	22,394	84,072
Northern Region Cement Co.	50,091	147,183
Perfect Presentation For Commercial Services Co.	30,981	183,716
Qassim Cement Co.	34,343	586,966
Retal Urban Development Co.	168,238	400,134
Riyad REIT Fund	162,353	365,792
Sadr Logistics Co. (b)	29,390	26,174
Saudi Advanced Industries Co.	31,909	248,435
Saudi Arabia Refineries Co.	3,932	96,558
Saudi Automotive Services Co.	25,635	444,287
Saudi Ceramic Co.	27,215	206,084
Saudi Chemical Co. Holding	327,730	400,220
Saudi Co. For Hardware CJSC (b)	5,798	47,924
Saudi Fisheries Co. (b)	8,282	57,084
Saudi Ground Services Co. (b)	71,713	565,987
Saudi Industrial Services Co.	30,963	215,889
Saudi Marketing Co.	10,027	61,759
Saudi Paper Manufacturing Co. (b)	12,494	129,589
Saudi Pharmaceutical Industries & Medical Appliances Corp. (b)	27,605	259,824
Saudi Printing & Packaging Co. Class C (b)	15,505	69,702
Saudi Public Transport Co. (b)	50,651	238,774
Saudi Real Estate Co. (b)	112,774	410,147
Saudi Reinsurance Co. (b)	23,132	115,091
Saudi Steel Pipe Co. (b)	12,209	114,751
Saudi Vitrified Clay Pipe Co. Ltd. (b)	7,844	94,953
Scientific & Medical Equipment House Co. (b)	3,604	44,348
Sedco Capital REIT Fund	86,693	182,611
Shams (b)	261,166	49,442
SHL Finance Co.	28,048	136,708
Sinad Holding Co. (b)	41,648	130,370
Southern Province Cement Co.	17,779	209,056
Sumou Real Estate Co.	10,753	136,618
Tabuk Agriculture (b)	5,086	22,891
Tabuk Cement Co. (b)	34,748	138,790
Takween Advanced Industries Co. (b)	227	964
Tanmiah Food Co.	2,972	74,172
Theeb Rent A Car Co.	13,395	223,938
Umm Al-Qura Cement Co. (b)	29,533	130,875
United Electronics Co.	40,290	811,075
Security Description	Shares	Value
United International Transportation Co.	30,890	$ 567,484
United Wire Factories Co.	8,719	63,815
Wafrah for Industry & Development (b)	7,040	77,525
Walaa Cooperative Insurance Co. (b)	24,500	114,973
Yamama Cement Co.	76,134	673,959
Yanbu Cement Co.	61,330	555,992
Zahrat Al Waha For Trading Co. Class C	5,298	52,126
Zamil Industrial Investment Co. (b)	23,961	146,943
		24,859,114
SINGAPORE — 0.2%
Geo Energy Resources Ltd. (c)	737,600	156,718
Guan Chong Bhd (b)	345,810	159,823
Japfa Ltd. (c)	578,600	91,141
Riverstone Holdings Ltd.	382,600	168,188
Silverlake Axis Ltd.	534,400	103,756
Yangzijiang Financial Holding Ltd. (c)	2,205,400	581,686
		1,261,312
SOUTH AFRICA — 3.9%
Adcock Ingram Holdings Ltd.	58,475	176,920
Advtech Ltd.	532,192	595,486
AECI Ltd.	81,955	491,572
Afrimat Ltd.	112,137	313,982
Astral Foods Ltd. (c)	29,559	214,953
Attacq Ltd. REIT	329,942	148,864
AVI Ltd.	283,200	1,122,013
Barloworld Ltd.	129,121	595,182
Blue Label Telecoms Ltd. (b)	69,941	11,026
Burstone Group Limited REIT	174,485	69,463
City Lodge Hotels Ltd.	291,103	66,443
Coronation Fund Managers Ltd.	119,182	195,986
Curro Holdings Ltd.	476,158	255,273
DataTec Ltd.	178,529	340,675
Dis-Chem Pharmacies Ltd. (d)	302,744	381,174
DRDGOLD Ltd.	426,042	354,142
Emira Property Fund Ltd. REIT	113,880	48,781
Equites Property Fund Ltd. REIT	358,200	239,378
Fairvest Ltd. Class B, REIT	1,213,834	206,178
Famous Brands Ltd.	33,734	116,318
Fortress Real Estate Investments Ltd. Class A, REIT (b)	791,091	540,428
Fortress Real Estate Investments Ltd. Class B, REIT (b)	1,541,419	499,095
Foschini Group Ltd.	291,808	1,531,731
Grindrod Ltd.	412,593	252,513
Hosken Consolidated Investments Ltd.	46,857	496,068

See accompanying notes to financial statements.
198

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Hudaco Industries Ltd.	26,371	$ 215,706
Hyprop Investments Ltd. REIT	298,487	506,208
Investec Ltd.	139,074	804,056
JSE Ltd.	45,880	224,731
KAP Ltd. (b)	1,121,464	142,866
Lesaka Technologies, Inc. (b)(c)	33,384	130,198
Life Healthcare Group Holdings Ltd.	1,248,563	1,342,712
MiX Telematics Ltd. ADR	15,857	87,531
Momentum Metropolitan Holdings	1,010,530	1,059,910
Motus Holdings Ltd.	150,718	752,174
Mr Price Group Ltd.	228,976	1,688,813
MultiChoice Group (b)	273,390	1,074,440
Nampak Ltd. (b)(c)	4,380	49,288
Netcare Ltd.	965,030	691,524
Ninety One Ltd.	127,762	264,755
Oceana Group Ltd.	65,254	261,509
Omnia Holdings Ltd.	134,871	403,337
Pick n Pay Stores Ltd. (c)	186,583	366,443
PPC Ltd. (b)	638,575	103,382
PSG Financial Services Ltd.	1,023,252	711,520
Redefine Properties Ltd. REIT	6,064,194	1,142,706
Renergen Ltd. (b)	17,022	15,360
Resilient REIT Ltd.	236,144	490,227
Reunert Ltd.	111,302	355,422
SA Corporate Real Estate Ltd. REIT	1,000,400	108,858
Santam Ltd.	39,945	640,201
Sappi Ltd.	460,246	1,075,896
SPAR Group Ltd. (c)	120,646	744,648
Stor-Age Property REIT Ltd. (c)	326,082	212,895
Sun International Ltd.	149,310	331,520
Super Group Ltd.	348,511	611,949
Telkom SA SOC Ltd. (b)	250,057	308,467
Thungela Resources Ltd.	117,208	1,080,351
Tiger Brands Ltd. (c)	127,752	1,040,561
Transaction Capital Ltd.	146,517	32,664
Truworths International Ltd. (c)	386,212	1,568,267
Tsogo Sun Limited	287,551	188,807
Vukile Property Fund Ltd. REIT (c)	747,983	520,111
Wilson Bayly Holmes-Ovcon Ltd. (b)	38,678	255,952
Zeda Ltd. (b)	110,804	68,225
		30,937,834
TAIWAN — 25.1%
91APP, Inc.	8,000	24,361
Aaeon Technology, Inc.	33,000	158,966
Abico Avy Co. Ltd.	85,000	63,328
Ability Enterprise Co. Ltd.	156,000	116,708
Ability Opto-Electronics Technology Co. Ltd. (c)	61,070	275,265
AcBel Polytech, Inc.	586,709	794,262
Security Description	Shares	Value
Acer E-Enabling Service Business, Inc.	15,000	$ 119,887
ACES Electronic Co. Ltd.	10,238	9,071
Acme Electronics Corp. (b)(c)	84,221	65,617
Acter Group Corp. Ltd.	60,000	303,899
Action Electronics Co. Ltd.	345,000	165,123
Actron Technology Corp.	40,983	212,022
ADATA Technology Co. Ltd.	255,776	669,540
Addcn Technology Co. Ltd.	20,999	132,380
Adimmune Corp. (b)	172,362	182,077
Adlink Technology, Inc.	60,000	114,311
Advanced Ceramic X Corp.	40,642	263,137
Advanced Energy Solution Holding Co. Ltd.	30,000	593,857
Advanced International Multitech Co. Ltd.	82,805	180,588
Advanced Lithium Electrochemistry Cayman Co. Ltd. (b)	52,834	89,365
Advanced Power Electronics Corp.	44,793	114,617
Advanced Wireless Semiconductor Co. (b)	102,426	341,097
Advancetek Enterprise Co. Ltd.	204,042	226,604
AGV Products Corp.	961,000	367,663
AIC, Inc.	19,000	320,782
Alcor Micro Corp.	51,466	56,519
Alexander Marine Co. Ltd.	14,000	163,071
ALI Corp. (b)	140,943	76,627
All Ring Tech Co. Ltd.	50,802	177,836
Allied Circuit Co. Ltd. (c)	23,750	111,096
Allied Supreme Corp.	37,000	335,837
Allis Electric Co. Ltd.	165,316	265,280
Alltek Technology Corp.	84,000	90,426
Alltop Technology Co. Ltd.	20,607	111,077
Alpha Networks, Inc.	476,285	580,592
Altek Corp.	217,516	225,060
Amazing Microelectronic Corp.	35,664	118,768
Ambassador Hotel	107,000	170,707
AMPACS Corp.	54,412	84,954
Ampak Technology, Inc.	66,000	171,336
AMPOC Far-East Co. Ltd.	48,000	108,549
AmTRAN Technology Co. Ltd.	644,742	238,679
Analog Integrations Corp.	18,000	123,232
Andes Technology Corp. (c)	27,089	332,313
Anpec Electronics Corp.	52,582	233,748
AP Memory Technology Corp.	105,324	1,249,643
Apacer Technology, Inc.	81,000	137,256
Apex Biotechnology Corp.	70,000	58,332
Apex Dynamics, Inc.	7,000	44,888
Apex International Co. Ltd.	100,366	175,047
Arcadyan Technology Corp.	190,318	952,165
Ardentec Corp.	249,083	482,263
Argosy Research, Inc.	44,368	183,489
Arizon RFID Technology Cayman Co. Ltd.	39,000	169,746
Asia Optical Co., Inc.	210,540	410,899

See accompanying notes to financial statements.
199

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Asia Polymer Corp.	526,020	$ 398,420
ASIX Electronics Corp.	30,703	108,905
ASMedia Technology, Inc.	25,000	894,503
ASolid Technology Co. Ltd.	58,000	185,065
ASROCK, Inc.	34,801	228,553
Aten International Co. Ltd.	161,000	405,486
Auden Techno Corp.	23,861	107,920
AURAS Technology Co. Ltd.	53,227	525,996
Aurora Corp.	32,000	74,547
Avalue Technology, Inc.	31,000	94,785
Avermedia Technologies	24,000	20,223
Axiomtek Co. Ltd.	78,052	218,097
Bafang Yunji International Co. Ltd. Class C	33,661	187,176
Bank of Kaohsiung Co. Ltd. (b)	187,467	69,689
Baotek Industrial Materials Ltd. (b)	90,000	186,800
Basso Industry Corp.	112,800	138,202
BenQ Materials Corp.	109,822	118,564
BES Engineering Corp.	2,485,356	835,369
Biostar Microtech International Corp. (b)	135,251	97,624
Bioteque Corp.	26,729	87,770
Bizlink Holding, Inc.	112,388	940,034
Bora Pharmaceuticals Co. Ltd.	10,436	207,553
Brave C&H Supply Co. Ltd.	14,000	68,958
Brighton-Best International Taiwan, Inc.	290,227	302,989
Brillian Network & Automation Integrated System Co. Ltd.	37,000	155,884
BRIM Biotechnology, Inc. (b)	74,769	174,644
Brogent Technologies, Inc.	35,136	124,084
Browave Corp. (c)	73,337	220,598
C Sun Manufacturing Ltd.	75,322	104,418
Calin Technology Co. Ltd. (b)	87,317	109,550
Caliway Biopharmaceuticals Co. Ltd. class C (b)	35,994	506,785
Capital Securities Corp.	1,908,771	863,309
Career Technology MFG. Co. Ltd.	283,943	191,316
Cashbox Partyworld Co. Ltd.	36,981	113,759
Caswell, Inc.	45,166	115,152
Cathay Real Estate Development Co. Ltd.	633,332	295,276
CCP Contact Probes Co. Ltd.	182,000	245,256
Celxpert Energy Corp.	1,718	1,570
Center Laboratories, Inc. (c)	383,997	545,415
Central Reinsurance Co. Ltd. (b)	606,178	437,538
Century Iron & Steel Industrial Co. Ltd.	126,000	706,495
Century Wind Power Co. Ltd. (b)	20,938	121,293
CH Biotech R&D Co. Ltd.	30,895	74,652
Champion Microelectronic Corp.	77,000	176,277
Security Description	Shares	Value
Chang Wah Electromaterials, Inc.	604,190	$ 581,159
Chang Wah Technology Co. Ltd.	359,000	369,226
Channel Well Technology Co. Ltd.	149,937	359,044
Chant Sincere Co. Ltd.	44,000	94,868
Charoen Pokphand Enterprise	200,542	584,594
CHC Healthcare Group	72,000	133,604
Chenbro Micom Co. Ltd.	62,000	417,744
Cheng Loong Corp.	863,128	766,054
Cheng Mei Materials Technology Corp. (b)	327,047	123,603
Cheng Uei Precision Industry Co. Ltd.	340,915	431,946
Chenming Electronic Technology Corp.	114,000	156,271
Chia Chang Co. Ltd.	84,000	113,846
Chia Hsin Cement Corp.	436,424	250,791
Chicony Power Technology Co. Ltd.	112,000	397,268
Chief Telecom, Inc.	19,800	217,134
Chieftek Precision Co. Ltd.	58,267	115,882
China Bills Finance Corp.	807,394	358,920
China Chemical & Pharmaceutical Co. Ltd.	447,000	318,489
China Electric Manufacturing Corp.	216,000	109,738
China General Plastics Corp.	284,557	219,497
China Man-Made Fiber Corp. (b)	1,360,828	330,084
China Metal Products	176,727	194,353
China Motor Corp.	205,000	619,182
China Petrochemical Development Corp. (b)	1,886,225	548,095
China Steel Chemical Corp.	142,000	497,080
China Steel Structure Co. Ltd.	76,808	128,725
China Wire & Cable Co. Ltd.	223,000	249,040
Chin-Poon Industrial Co. Ltd.	203,000	246,829
Chipbond Technology Corp.	527,000	1,113,409
ChipMOS Technologies, Inc.	675,875	783,065
CHO Pharma, Inc. (b)	75,511	191,348
Chong Hong Construction Co. Ltd.	252,275	579,098
Chun YU Works & Co. Ltd.	124,624	90,919
Chun Yuan Steel Industry Co. Ltd.	135,034	70,904
Chung Hung Steel Corp. (c)	656,000	458,258
Chung Hwa Pulp Corp.	322,488	225,778
Chung-Hsin Electric & Machinery Manufacturing Corp.	304,461	1,013,911
Chunghwa Chemical Synthesis & Biotech Co. Ltd.	34,723	63,464
Chunghwa Precision Test Tech Co. Ltd.	14,000	251,545
Cleanaway Co. Ltd.	52,000	284,320

See accompanying notes to financial statements.
200

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Clevo Co.	341,212	$ 334,019
CMC Magnetics Corp. (b)	971,267	359,556
Co.-Tech Development Corp. (c)	148,511	284,320
Compeq Manufacturing Co. Ltd.	1,095,193	1,798,151
Concord International Securities Co. Ltd.	222,000	126,541
Concord Securities Co. Ltd. (b)	295,594	122,704
Continental Holdings Corp.	425,233	353,038
Coremax Corp.	54,686	133,664
Coretronic Corp.	315,652	750,982
CSBC Corp. Taiwan (b)	383,717	271,617
CTCI Corp.	473,000	578,053
Cub Elecparts, Inc. (c)	45,149	195,111
CviLux Corp.	15,000	18,355
Cyberlink Corp.	24,000	64,757
CyberPower Systems, Inc. (c)	43,050	387,417
CyberTAN Technology, Inc. (b)	237,000	160,053
DA CIN Construction Co. Ltd.	104,682	107,664
Da-Li Development Co. Ltd.	118,908	115,665
Darfon Electronics Corp.	129,000	172,437
Darwin Precisions Corp.	401,576	196,555
Daxin Materials Corp.	30,000	99,441
Delpha Construction Co. Ltd.	289,000	235,906
Depo Auto Parts Ind Co. Ltd.	87,000	361,147
Diamond Biofund, Inc.	110,374	143,607
Dimerco Data System Corp.	44,000	139,031
Dimerco Express Corp.	82,568	204,882
D-Link Corp.	467,390	291,028
Drewloong Precision, Inc.	14,162	69,975
Dyaco International, Inc.	148,297	158,034
Dynamic Holding Co. Ltd.	152,189	395,082
Dynapack International Technology Corp.	133,000	330,847
E&R Engineering Corp. (c)	64,393	140,633
Eastern Media International Corp. (b)	34,857	24,134
eChem Solutions Corp.	46,427	384,009
eCloudvalley Digital Technology Co. Ltd.	21,419	80,619
ECOVE Environment Corp.	14,000	137,482
Edom Technology Co. Ltd.	44,000	31,350
eGalax_eMPIA Technology, Inc.	13,000	24,445
Egis Technology, Inc.	49,000	126,597
EirGenix, Inc. (b)	184,977	558,704
Elan Microelectronics Corp.	267,029	1,104,331
E-Lead Electronic Co. Ltd.	89,295	187,826
E-LIFE MALL Corp.	7,000	18,324
Elite Advanced Laser Corp.	94,600	172,903
Elite Semiconductor Microelectronics Technology, Inc.	241,674	580,218
Elitegroup Computer Systems Co. Ltd.	265,147	243,540
Ennoconn Corp. (c)	65,311	532,111
Security Description	Shares	Value
Ennostar, Inc. (b)	519,000	$ 705,816
Episil Technologies, Inc. (c)	196,501	439,503
Episil-Precision, Inc.	67,347	118,919
Eris Technology Corp.	16,950	145,186
Eson Precision Ind Co. Ltd.	113,000	222,986
Eternal Materials Co. Ltd.	829,764	728,731
Etron Technology, Inc.	206,687	256,434
Eurocharm Holdings Co. Ltd.	11,000	58,270
Ever Fortune AI Co. Ltd.	46,878	143,042
Ever Supreme Bio Technology Co. Ltd. (c)	56,303	348,836
Everest Textile Co. Ltd. (b)	425,658	100,875
Evergreen Aviation Technologies Corp.	83,922	275,576
Evergreen International Storage & Transport Corp.	360,214	318,586
EVERGREEN Steel Corp.	218,445	480,463
Everlight Chemical Industrial Corp.	510,385	305,942
Everlight Electronics Co. Ltd.	385,000	559,362
Excelliance Mos Corp.	15,000	56,691
Excelsior Medical Co. Ltd.	166,900	461,191
EZconn Corp.	74,000	174,452
Far Eastern Department Stores Ltd.	739,490	540,635
Far Eastern International Bank	3,655,712	1,319,343
Farglory F T Z Investment Holding Co. Ltd.	91,543	142,644
Farglory Land Development Co. Ltd.	189,464	339,246
Federal Corp. (b)	187,806	105,305
Feedback Technology Corp.	43,000	113,892
Feng Hsin Steel Co. Ltd.	375,270	781,219
FIC Global, Inc.	108,000	195,053
Firich Enterprises Co. Ltd.	194,516	187,704
First Copper Technology Co. Ltd.	88,756	80,836
First Hi-Tec Enterprise Co. Ltd.	52,000	144,979
First Steamship Co. Ltd. (b)	423,000	110,597
FIT Holding Co. Ltd.	151,533	157,023
FIT Hon Teng Ltd. (b)(d)	1,286,987	167,614
Fitipower Integrated Technology, Inc.	70,948	608,807
FLEXium Interconnect, Inc.	245,011	667,925
Flytech Technology Co. Ltd.	67,000	136,157
FocalTech Systems Co. Ltd.	209,405	490,420
FOCI Fiber Optic Communications, Inc.	78,000	178,566
Forcecon Tech Co. Ltd.	53,433	226,772
Foresee Pharmaceuticals Co. Ltd. (b)	81,783	203,441
Formosa Advanced Technologies Co. Ltd.	70,000	83,595
Formosa International Hotels Corp.	41,562	275,531
Formosa Laboratories, Inc.	71,724	194,861

See accompanying notes to financial statements.
201

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Formosa Oilseed Processing Co. Ltd.	28,350	$ 47,249
Formosa Pharmaceuticals, Inc. (b)	98,030	156,700
Formosa Sumco Technology Corp.	67,000	297,842
Formosa Taffeta Co. Ltd.	687,000	541,632
Formosan Rubber Group, Inc.	316,449	224,491
Formosan Union Chemical	180,409	118,203
Fortune Electric Co. Ltd.	149,330	1,253,649
Fositek Corp.	29,052	278,096
Foxsemicon Integrated Technology, Inc.	63,050	362,317
Froch Enterprise Co. Ltd.	5,799	3,270
FSP Technology, Inc.	102,000	156,726
Fu Hua Innovation Co. Ltd.	142,410	125,070
Fulgent Sun International Holding Co. Ltd. (c)	102,082	376,319
Fulltech Fiber Glass Corp. (c)	243,540	124,484
Fusheng Precision Co. Ltd.	81,364	512,928
Fwusow Industry Co. Ltd.	159,449	98,543
G Shank Enterprise Co. Ltd.	85,548	129,857
G Tech Optoelectronics Corp. (b)	31,235	13,450
Gallant Precision Machining Co. Ltd.	84,375	79,721
Gamania Digital Entertainment Co. Ltd. (c)	120,000	245,721
GEM Services, Inc.	14,879	30,606
Gemtek Technology Corp.	363,234	410,151
General Interface Solution Holding Ltd.	84,416	154,290
Generalplus Technology, Inc.	18,000	28,494
Genesys Logic, Inc.	62,553	200,562
Genius Electronic Optical Co. Ltd. (c)	79,972	911,687
GeoVision, Inc.	105,000	152,879
Getac Holdings Corp.	255,000	613,002
GFC Ltd.	40,000	98,140
Gigasolar Materials Corp. (b)	3,577	8,654
Gigastorage Corp. (b)	221,446	103,587
Global Brands Manufacture Ltd.	150,608	289,267
Global Mixed Mode Technology, Inc.	43,860	354,625
Global PMX Co. Ltd. (c)	53,412	225,028
Globe Union Industrial Corp. (b)	264,124	122,323
Gloria Material Technology Corp.	315,909	444,791
Gogoro, Inc. (b)(c)	41,000	107,420
Golden Biotechnology Corp. (b)	42,028	54,878
Goldsun Building Materials Co. Ltd. Class C	1,216,044	943,663
Gongwin Biopharm Holdings Co. Ltd. (b)	40,081	237,155
Security Description	Shares	Value
Gourmet Master Co. Ltd.	73,000	$ 238,581
Grand Fortune Securities Co. Ltd. (b)	347,000	124,694
Grand Pacific Petrochemical	824,000	425,012
Grand Process Technology Corp.	11,181	175,610
Grape King Bio Ltd.	91,000	439,770
Great Novel Therapeutics Biotech & Medicals Corp. (b)	45,789	113,761
Great Tree Pharmacy Co. Ltd. (c)	54,035	585,872
Great Wall Enterprise Co. Ltd.	602,604	1,004,324
Greatek Electronics, Inc.	210,474	361,217
Group Up Industrial Co. Ltd.	38,000	185,995
GTM Holdings Corp.	13,000	11,397
Gudeng Precision Industrial Co. Ltd.	52,175	556,008
GUS TECHNOLOGY Co. Ltd. (b)	95,440	130,533
Handa Pharmaceuticals, Inc. (b)	67,039	318,783
Hannstar Board Corp.	212,674	391,346
HannStar Display Corp. (b)	2,085,599	749,460
HannsTouch Holdings Co. (b)	255,987	74,701
Harvatek Corp.	101,969	72,495
HD Renewable Energy Co. Ltd.	50,161	174,815
Hey Song Corp.	140,000	166,106
Hi-Clearance, Inc.	7,000	30,142
Highlight Tech Corp.	19,000	28,311
HIM International Music, Inc.	9,000	28,299
Himax Technologies, Inc. ADR	98,909	577,629
Hitron Technology, Inc.	53,000	55,905
Hiwin Mikrosystem Corp.	19,000	38,553
Hiyes International Co. Ltd.	32,656	74,760
Ho Tung Chemical Corp.	916,351	237,033
Hocheng Corp.	181,000	109,619
Holdings-Key Electric Wire & Cable Co. Ltd.	165,000	156,410
Holiday Entertainment Co. Ltd.	49,000	135,097
Holtek Semiconductor, Inc.	96,648	185,329
Holy Stone Enterprise Co. Ltd.	108,150	327,996
Hong Pu Real Estate Development Co. Ltd.	80,000	65,922
Hong TAI Electric Industrial	137,559	117,401
Horizon Securities Co. Ltd. (b)	156,622	51,915
Hota Industrial Manufacturing Co. Ltd.	122,106	241,712
Hotron Precision Electronic Industrial Co. Ltd.	67,884	78,229
Hsin Kuang Steel Co. Ltd.	175,000	253,442
Hsin Yung Chien Co. Ltd.	26,547	88,818
Hsing TA Cement Co.	30,000	16,496
HTC Corp. (b)	526,515	784,541
Hu Lane Associate, Inc.	48,527	220,984
HUA ENG Wire & Cable Co. Ltd.	256,429	165,231
Huaku Development Co. Ltd.	162,260	451,385

See accompanying notes to financial statements.
202

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Huang Hsiang Construction Corp.	121,000	$ 146,562
Hung Sheng Construction Ltd.	174,000	102,684
Ibase Technology, Inc. (c)	175,817	517,421
IBF Financial Holdings Co. Ltd. (b)	2,610,323	942,063
Ichia Technologies, Inc.	196,709	245,273
I-Chiun Precision Industry Co. Ltd.	147,429	210,773
IEI Integration Corp.	59,000	144,756
Infortrend Technology, Inc.	116,000	70,073
Info-Tek Corp.	139,000	213,363
Ingentec Corp.	35,000	222,270
Innodisk Corp.	48,429	444,826
Inpaq Technology Co. Ltd.	68,652	130,794
Insyde Software Corp.	30,000	136,615
Intai Technology Corp.	24,000	91,077
Integrated Service Technology, Inc.	61,083	172,952
International CSRC Investment Holdings Co.	661,767	413,085
Iron Force Industrial Co. Ltd.	69,000	198,147
I-Sheng Electric Wire & Cable Co. Ltd.	77,000	107,340
I-Sunny Construction & Development Co. Ltd.	102,563	265,618
ITE Technology, Inc.	218,992	1,065,093
ITEQ Corp.	168,640	476,448
J&V Energy Technology Co. Ltd.	30,880	81,886
Jarllytec Co. Ltd.	30,000	123,604
Jess-Link Products Co. Ltd.	83,000	187,184
Jia Wei Lifestyle, Inc.	64,000	104,088
Jih Lin Technology Co. Ltd.	46,885	117,937
Ji-Haw Industrial Co. Ltd. (b)	124,000	145,970
Jiin Yeeh Ding Enterprise Co. Ltd.	59,848	93,442
JMicron Technology Corp. (b)	8,414	19,106
Johnson Health Tech Co. Ltd.	93,121	216,933
Jong Shyn Shipbuilding Co. Ltd.	34,852	111,205
K Laser Technology, Inc.	131,885	94,786
Kaimei Electronic Corp.	52,150	107,109
Kaori Heat Treatment Co. Ltd.	69,000	633,773
Kedge Construction Co. Ltd.	13,000	29,962
KEE TAI Properties Co. Ltd.	459,076	203,367
Kenda Rubber Industrial Co. Ltd.	623,180	568,537
Kenmec Mechanical Engineering Co. Ltd.	163,313	324,800
Kerry TJ Logistics Co. Ltd.	205,000	234,654
Keystone Microtech Corp.	12,586	76,419
Kindom Development Co. Ltd.	201,327	206,750
King's Town Bank Co. Ltd.	760,000	873,469
Kinik Co.	89,869	430,128
Kinko Optical Co. Ltd.	146,338	125,346
Kinpo Electronics	1,482,371	707,192
Security Description	Shares	Value
Kinsus Interconnect Technology Corp.	236,000	$ 793,234
KMC Kuei Meng International, Inc.	43,220	172,717
KNH Enterprise Co. Ltd.	70,000	43,804
KS Terminals, Inc.	91,712	205,127
Kung Long Batteries Industrial Co. Ltd.	45,000	183,315
Kung Sing Engineering Corp. (b)	334,724	79,947
Kuo Toong International Co. Ltd.	203,917	208,146
Kuo Yang Construction Co. Ltd. (b)	272,662	152,462
Kwong Lung Enterprise Co. Ltd.	36,000	58,995
L&K Engineering Co. Ltd.	118,000	429,516
La Kaffa International Co. Ltd.	10,000	35,625
LandMark Optoelectronics Corp.	29,526	107,016
Lanner Electronics, Inc.	59,360	168,442
Laster Tech Corp. Ltd.	54,000	79,878
Leader Electronics, Inc. (b)	199,000	125,452
Leadtrend Technology Corp.	26,803	51,563
Lealea Enterprise Co. Ltd. (b)	756,600	246,102
LEE CHI Enterprises Co. Ltd.	10,648	4,948
Lelon Electronics Corp.	45,818	83,317
Li Peng Enterprise Co. Ltd. (b)	557,985	129,641
Lian HWA Food Corp.	85,870	234,623
Lin BioScience, Inc. (b)	80,722	283,823
Lingsen Precision Industries Ltd.	418,694	233,469
Lintes Technology Co. Ltd.	18,000	86,430
Lion Travel Service Co. Ltd. (b)	41,859	163,388
Liton Technology Corp.	52,551	58,525
Long Da Construction & Development Corp.	144,846	105,896
Longchen Paper & Packaging Co. Ltd.	287,972	131,138
Longwell Co. (c)	203,000	388,008
Lumax International Corp. Ltd.	131,689	345,943
Lumosa Therapeutics Co. Ltd. (b)	111,000	214,569
Lung Yen Life Service Corp. (b)	31,000	35,100
LuxNet Corp. (c)	80,000	354,394
M3 Technology, Inc.	30,000	144,050
M31 Technology Corp.	14,628	362,975
Macauto Industrial Co. Ltd.	43,114	105,246
Machvision, Inc.	40,915	257,933
Macroblock, Inc.	9,381	26,533
Macronix International Co. Ltd.	1,562,003	1,531,493
Marketech International Corp.	55,750	238,333
Materials Analysis Technology, Inc. (c)	40,025	326,717
Maxigen Biotech, Inc.	81,000	143,278
Mayer Steel Pipe Corp.	88,796	80,047

See accompanying notes to financial statements.
203

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Mechema Chemicals International Corp.	45,803	$ 114,506
Medeon Biodesign, Inc.	51,449	82,719
Medigen Biotechnology Corp. (b)	90,000	94,376
Medigen Vaccine Biologics Corp. (b)(c)	197,000	444,281
Mega Union Technology, Inc.	42,424	182,021
Mercuries & Associates Holding Ltd. (b)	497,693	191,951
Mercuries Life Insurance Co. Ltd. (b)	3,243,030	514,376
Merdury Biopharmaceutical Corp. (b)	180,327	120,104
Merry Electronics Co. Ltd.	123,640	322,884
METAAGE Corp.	60,000	115,426
Microbio Co. Ltd. (c)	321,679	481,315
Microelectronics Technology, Inc. (b)	144,145	167,899
MIN AIK Technology Co. Ltd.	126,736	75,185
Mirle Automation Corp.	271,331	320,246
Mitac Holdings Corp.	977,544	1,234,024
Mobiletron Electronics Co. Ltd. (b)	37,000	65,563
MOSA Industrial Corp.	40,220	32,208
Mosel Vitelic, Inc.	66,289	71,360
Motech Industries, Inc.	237,400	199,669
MPI Corp.	67,095	426,092
MSSCORPS Co. Ltd.	19,158	87,242
Mycenax Biotech, Inc. (b)	194,106	228,498
Nak Sealing Technologies Corp.	43,102	178,921
Namchow Holdings Co. Ltd.	69,215	106,029
Nan Kang Rubber Tire Co. Ltd. (b)	482,204	568,388
Nan Pao Resins Chemical Co. Ltd.	38,000	244,265
Nang Kuang Pharmaceutical Co. Ltd.	84,000	146,764
Nantex Industry Co. Ltd.	252,504	283,163
Netronix, Inc.	58,228	137,451
Nexcom International Co. Ltd.	90,000	132,851
Nichidenbo Corp.	91,000	167,733
North-Star International Co. Ltd.	177,000	323,508
Nuvoton Technology Corp. (c)	154,810	599,472
O-Bank Co. Ltd.	1,085,970	319,932
OBI Pharma, Inc. (b)	192,580	486,215
Ocean Plastics Co. Ltd. (b)	118,000	129,220
OK Biotech Co. Ltd.	218,000	174,235
Optimax Technology Corp.	120,656	113,814
Orient Semiconductor Electronics Ltd.	363,704	473,213
Oriental Union Chemical Corp.	561,500	332,233
O-TA Precision Industry Co. Ltd.	7,105	19,875
Pacific Hospital Supply Co. Ltd.	61,000	157,033
Security Description	Shares	Value
Pan German Universal Motors Ltd.	15,000	$ 142,888
Pan Jit International, Inc.	228,000	452,038
Pan-International Industrial Corp.	485,539	557,278
Panion & BF Biotech, Inc. (c)	53,785	170,783
PChome Online, Inc. (b)	28,320	36,321
PCL Technologies, Inc. (c)	36,795	94,836
P-Duke Technology Co. Ltd.	97,000	301,993
Pegavision Corp.	29,271	352,734
PharmaEngine, Inc.	59,000	158,647
Pharmally International Holding Co. Ltd. (b)(e)	38,461	—
Pharmosa Biopharm, Inc. (b)	48,424	132,159
Phihong Technology Co. Ltd. (b)	221,099	403,424
Phoenix Pioneer Technology Co. Ltd. class C (b)	111,500	56,993
Phoenix Silicon International Corp.	85,156	138,495
Phoenix Tours International, Inc.	31,000	62,998
Phytohealth Corp. (b)	239,493	146,899
Pixart Imaging, Inc.	109,060	408,800
PlayNitride, Inc. (b)	36,000	113,753
Polaris Group (b)(c)	300,000	738,836
Posiflex Technology, Inc.	39,000	126,857
Power Wind Health Industry, Inc.	45,000	179,830
Poya International Co. Ltd.	48,646	726,363
President Securities Corp.	1,354,604	786,816
Primax Electronics Ltd.	391,000	838,190
Prince Housing & Development Corp.	1,154,996	382,846
Princeton Technology Corp.	97,988	88,030
Pro Hawk Corp.	8,000	37,918
Progate Group Corp.	28,000	149,626
Promate Electronic Co. Ltd.	346,000	506,451
Prosperity Dielectrics Co. Ltd. (c)	70,000	99,209
PSS Co. Ltd.	17,682	82,712
Qualipoly Chemical Corp.	26,000	27,828
Quang Viet Enterprise Co. Ltd.	24,000	83,642
Quanta Storage, Inc.	164,000	422,187
Quintain Steel Co. Ltd.	151,309	63,044
Radiant Opto-Electronics Corp.	381,331	1,453,005
Radium Life Tech Co. Ltd. (b)	446,981	119,221
Rafael Microelectronics, Inc.	12,000	48,326
Raydium Semiconductor Corp.	50,349	553,706
RDC Semiconductor Co. Ltd.	10,199	33,333
Rechi Precision Co. Ltd.	162,000	97,610
Rexon Industrial Corp. Ltd. (b)	117,000	155,671
Rich Development Co. Ltd. (b)	162,000	46,923
RichWave Technology Corp. (b)	54,857	245,561
Ritek Corp. (b)	409,693	103,564

See accompanying notes to financial statements.
204

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Ruentex Engineering & Construction Co.	39,526	$ 123,058
Run Long Construction Co. Ltd.	123,650	352,022
Sakura Development Co. Ltd.	170,400	219,859
Sampo Corp.	663,221	585,549
San Fang Chemical Industry Co. Ltd.	192,000	156,429
San Fu Chemical Co. Ltd.	89,000	372,206
Sanyang Motor Co. Ltd.	614,945	1,480,189
Savior Lifetec Corp.	159,500	86,469
SCI Pharmtech, Inc.	39,620	117,459
Scientech Corp. (c)	40,639	249,269
ScinoPharm Taiwan Ltd.	179,000	152,491
SciVision Biotech, Inc.	64,000	165,549
SDI Corp.	127,570	420,880
Sea Sonic Electronics Co. Ltd.	29,592	87,638
Senao Networks, Inc. (c)	19,000	153,916
Senhwa Biosciences, Inc. (b)	15,000	19,981
Sensortek Technology Corp.	6,000	71,188
Sercomm Corp.	233,000	887,812
Sesoda Corp.	140,914	135,761
Sheng Yu Steel Co. Ltd.	4,906	3,663
ShenMao Technology, Inc. (c)	62,853	117,994
Shieh Yih Machinery Industry Co. Ltd.	131,000	104,701
Shih Wei Navigation Co. Ltd.	19,605	11,964
Shihlin Paper Corp. (b)	141,558	243,820
Shin Zu Shing Co. Ltd.	127,464	316,681
Shinfox Energy Co. Ltd.	73,477	251,521
Shining Building Business Co. Ltd. (b)	295,127	89,963
Shinkong Insurance Co. Ltd.	357,841	669,556
Shinkong Synthetic Fibers Corp.	1,749,796	829,351
Shiny Brands Group Co. Ltd.	16,000	131,596
Shiny Chemical Industrial Co. Ltd.	129,767	524,608
ShunSin Technology Holding Ltd.	11,000	46,003
Shuttle, Inc. (b)	206,000	103,700
Sigurd Microelectronics Corp.	554,144	985,359
Silicon Integrated Systems Corp. (c)	738,072	863,128
Silicon Motion Technology Corp. ADR (b)	27,200	1,394,000
Silicon Optronics, Inc. (b)	26,000	59,119
Simplo Technology Co. Ltd.	124,000	1,286,845
Sincere Navigation Corp.	91,709	67,474
Sinmag Equipment Corp.	37,271	146,634
Sinon Corp. (c)	492,662	557,823
Sinphar Pharmaceutical Co. Ltd.	263,879	262,812
Sinyi Realty, Inc.	622,828	552,780
Sitronix Technology Corp.	81,000	698,827
Siward Crystal Technology Co. Ltd.	74,000	73,472
Security Description	Shares	Value
Softstar Entertainment, Inc.	71,952	$ 146,443
Soft-World International Corp.	94,848	282,659
Solar Applied Materials Technology Corp.	368,736	416,364
Solomon Technology Corp.	76,000	87,111
Solteam, Inc.	24,530	31,232
Sonix Technology Co. Ltd.	60,123	86,793
Southeast Cement Co. Ltd.	95,000	55,180
Speed Tech Corp.	60,000	97,954
Sporton International, Inc.	52,169	408,069
St Shine Optical Co. Ltd.	34,000	202,754
Standard Chemical & Pharmaceutical Co. Ltd.	61,000	124,908
Standard Foods Corp.	260,000	303,248
Stark Technology, Inc.	84,000	299,252
Starlux Airlines Co. Ltd. (b)	328,271	238,979
SunMax Biotechnology Co. Ltd. (c)	23,000	138,938
Sunny Friend Environmental Technology Co. Ltd.	43,337	152,375
Sunonwealth Electric Machine Industry Co. Ltd.	153,000	552,175
Sunplus Technology Co. Ltd.	355,747	320,145
Superalloy Industrial Co. Ltd.	179,082	324,539
Supreme Electronics Co. Ltd.	399,398	681,738
Swancor Holding Co. Ltd.	53,000	149,573
Symtek Automation Asia Co. Ltd.	24,705	77,680
Syncmold Enterprise Corp.	65,932	130,514
SyneuRx International Taiwan Corp. (b)	58,218	31,020
Synmosa Biopharma Corp.	245,990	289,194
Sysgration (b)	128,760	138,810
Systex Corp.	281,000	922,724
T3EX Global Holdings Corp.	37,518	89,493
Ta Liang Technology Co. Ltd.	1,260	1,983
Ta Ya Electric Wire & Cable	597,291	711,446
TA-I Technology Co. Ltd.	40,000	57,682
TaiDoc Technology Corp.	38,294	176,757
Taiflex Scientific Co. Ltd.	229,699	303,485
Taigen Biopharmaceuticals Holdings Ltd. (b)	312,000	139,663
TaiMed Biologics, Inc. (b)	154,000	421,251
Taimide Tech, Inc.	77,000	97,560
Tainan Spinning Co. Ltd.	1,196,105	544,686
Tainergy Tech Co. Ltd. (b)	111,569	112,328
TaiSol Electronics Co. Ltd.	32,000	61,858
Taisun Enterprise Co. Ltd.	369,549	255,864
Taita Chemical Co. Ltd.	53,243	29,359
TAI-TECH Advanced Electronics Co. Ltd.	40,474	137,294
Taiwan Cogeneration Corp.	790,669	1,012,815
Taiwan FamilyMart Co. Ltd.	22,000	134,261
Taiwan Fertilizer Co. Ltd.	408,000	744,449
Taiwan Fire & Marine Insurance Co. Ltd.	69,000	49,911

See accompanying notes to financial statements.
205

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Taiwan FU Hsing Industrial Co. Ltd.	100,000	$ 132,433
Taiwan Glass Industry Corp. (b)	922,000	545,537
Taiwan Hon Chuan Enterprise Co. Ltd.	230,218	752,405
Taiwan Hopax Chemicals Manufacturing Co. Ltd.	110,148	127,958
Taiwan Mask Corp.	144,778	302,289
Taiwan Navigation Co. Ltd.	116,000	105,469
Taiwan Paiho Ltd.	28,000	47,013
Taiwan PCB Techvest Co. Ltd.	202,000	283,159
Taiwan Sakura Corp.	82,283	162,881
Taiwan Secom Co. Ltd.	277,961	917,050
Taiwan Semiconductor Co. Ltd.	176,000	466,164
Taiwan Shin Kong Security Co. Ltd.	196,470	244,062
Taiwan Speciality Chemicals Corp.	71,577	160,092
Taiwan Styrene Monomer (b)	269,373	134,351
Taiwan Surface Mounting Technology Corp.	242,308	690,582
Taiwan TEA Corp. (b)	453,616	297,909
Taiwan Union Technology Corp. (c)	212,000	893,171
Taiwan-Asia Semiconductor Corp.	271,900	399,673
Taiyen Biotech Co. Ltd.	343,979	356,974
TBI Motion Technology Co. Ltd.	23,000	22,800
TCI Co. Ltd.	70,672	395,170
Team Group, Inc.	71,000	141,426
Tehmag Foods Corp.	19,000	168,631
Test Research, Inc.	137,000	258,038
Test Rite International Co. Ltd.	271,896	170,143
Thinking Electronic Industrial Co. Ltd.	48,573	219,689
Thunder Tiger Corp. (b)	109,000	198,209
Thye Ming Industrial Co. Ltd.	146,974	250,417
Tien Li Offshore Wind Technology Co. Ltd. (b)	55,038	100,595
Tigerair Taiwan Co. Ltd. (b)	64,146	59,912
Ton Yi Industrial Corp.	762,000	389,492
Tong Hsing Electronic Industries Ltd. (c)	143,084	660,446
Tong Yang Industry Co. Ltd.	359,872	872,910
Tong-Tai Machine & Tool Co. Ltd.	60,000	31,691
Top Union Electronics Corp.	137,000	140,902
Topco Scientific Co. Ltd.	232,837	1,222,592
Topco Technologies Corp.	14,000	30,055
Topkey Corp.	77,033	397,329
Topoint Technology Co. Ltd.	43,000	36,099
TPK Holding Co. Ltd.	337,000	351,297
Transcend Information, Inc.	151,484	340,693
Tsann Kuen Enterprise Co. Ltd.	42,605	51,804
TSC Auto ID Technology Co. Ltd.	15,732	117,939
Security Description	Shares	Value
TSEC Corp. (c)	373,702	$ 328,200
TSRC Corp.	517,028	378,796
Ttet Union Corp.	17,584	77,079
TTFB Co. Ltd.	21,000	160,035
TTY Biopharm Co. Ltd.	180,436	431,519
Tul Corp. (b)	23,343	58,357
Tung Ho Steel Enterprise Corp.	458,392	861,957
Tung Thih Electronic Co. Ltd. (c)	46,475	188,604
TURVO International Co. Ltd.	34,245	123,059
TXC Corp.	344,080	1,031,798
TYC Brother Industrial Co. Ltd.	99,000	133,715
Tycoons Group Enterprise (b)	209,433	81,423
Tyntek Corp. (b)	145,667	80,549
UDE Corp.	83,000	151,187
Ultra Chip, Inc.	60,000	165,983
U-Ming Marine Transport Corp.	325,000	481,754
Union Bank of Taiwan	2,419,000	996,661
Unitech Printed Circuit Board Corp. (c)	413,024	242,462
United Alloy-Tech Co. (b)	115,000	174,920
United Integrated Services Co. Ltd.	138,183	973,858
United Orthopedic Corp.	78,000	159,719
United Renewable Energy Co. Ltd. (c)	1,167,952	533,675
Unity Opto Technology Co. Ltd. (b)(e)	771,307	—
Universal Cement Corp.	279,130	225,255
Universal Microwave Technology, Inc.	40,963	196,056
Universal Vision Biotechnology Co. Ltd.	34,472	358,811
UPC Technology Corp.	723,632	332,892
UPI Semiconductor Corp.	25,069	191,043
Userjoy Technology Co. Ltd.	32,435	81,488
USI Corp.	923,590	593,686
Utechzone Co. Ltd. (c)	48,244	103,272
Vactronics Technologies, Inc.	36,701	78,563
Ventec International Group Co. Ltd. Class C	32,000	95,562
Via Technologies, Inc.	179,000	657,099
Viking Tech Corp.	68,313	113,218
Visco Vision, Inc.	43,232	264,504
Visual Photonics Epitaxy Co. Ltd.	179,371	822,382
Vivotek, Inc.	21,000	100,184
Vizionfocus, Inc.	20,913	155,485
Wafer Works Corp.	427,418	582,593
Waffer Technology Corp.	98,000	446,276
Wah Lee Industrial Corp.	82,620	238,284
Walsin Technology Corp.	266,000	844,628
Walton Advanced Engineering, Inc.	161,184	66,660
Ways Technical Corp. Ltd. (b)	79,000	72,685
WEI Chih Steel Industrial Co. Ltd.	6,980	5,135

See accompanying notes to financial statements.
206

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Wei Chuan Foods Corp.	404,899	$ 231,421
Weikeng Industrial Co. Ltd.	140,998	119,899
Weltrend Semiconductor	121,619	254,311
Win Semiconductors Corp. (c)	328,000	1,310,760
Winstek Semiconductor Co. Ltd.	58,000	158,833
WinWay Technology Co. Ltd.	22,000	462,075
Wisdom Marine Lines Co. Ltd.	325,000	487,794
Wiselink Co. Ltd. (b)	57,000	149,561
Wistron Information Technology & Services Corp.	53,299	194,007
Wistron NeWeb Corp.	251,365	1,074,592
Wonderful Hi-Tech Co. Ltd.	207,000	213,858
Wowprime Corp.	52,066	422,586
WT Microelectronics Co. Ltd.	309,090	1,067,627
WUS Printed Circuit Co. Ltd.	178,187	222,454
XinTec, Inc.	121,000	440,436
Xxentria Technology Materials Corp.	95,700	224,720
Yankey Engineering Co. Ltd.	41,204	334,426
YC INOX Co. Ltd.	205,770	174,022
Yea Shin International Development Co. Ltd.	86,474	69,382
Yem Chio Co. Ltd.	242,629	122,139
Yeong Guan Energy Technology Group Co. Ltd. (b)	49,000	80,147
YFC-Boneagle Electric Co. Ltd.	45,000	40,078
YFY, Inc.	1,084,000	1,093,050
Yieh Phui Enterprise Co. Ltd.	973,000	459,666
Yieh United Steel Corp. (b)	30,737	6,808
Young Fast Optoelectronics Co. Ltd.	42,000	50,092
Young Optics, Inc. (b)	61,000	116,594
Youngtek Electronics Corp.	55,000	96,777
Yuen Foong Yu Consumer Products Co. Ltd.	27,000	32,286
Yungshin Construction & Development Co. Ltd.	21,000	49,767
YungShin Global Holding Corp.	206,000	280,789
Zeng Hsing Industrial Co. Ltd.	38,272	128,046
Zenitron Corp. (c)	415,348	404,662
Zero One Technology Co. Ltd.	94,000	180,251
Zig Sheng Industrial Co. Ltd.	12,260	3,657
ZillTek Technology Corp.	29,727	311,263
Zinwell Corp. (b)	163,000	122,198
Zippy Technology Corp.	29,000	41,235
Zyxel Group Corp.	319,647	495,109
		199,268,723
THAILAND — 3.9%
AAPICO Hitech PCL NVDR	277,544	257,250
Absolute Clean Energy PCL (b)	412,700	18,134
AEON Thana Sinsap Thailand PCL NVDR	84,954	380,295
Amata Corp. PCL	271,300	181,798
AP Thailand PCL NVDR	1,725,822	559,278
Security Description	Shares	Value
Asia Plus Group Holdings PCL NVDR	1,978,255	$ 154,294
Asia Sermkij Leasing PCL (c)	165,144	100,232
Asia Sermkij Leasing PCL NVDR	1,500	910
Aurora Design PCL NVDR	354,700	172,418
Bangchak Corp. PCL NVDR	521,928	587,684
Bangkok Airways PCL NVDR (b)	904,809	387,642
Bangkok Aviation Fuel Services PCL NVDR	335,658	255,805
Bangkok Chain Hospital PCL NVDR	1,115,562	603,545
Bangkok Commercial Asset Management PCL NVDR	901,425	259,937
Bangkok Life Assurance PCL NVDR	401,451	305,946
Banpu Power PCL NVDR (c)	753,171	283,376
BCPG PCL	523,600	138,045
BEC World PCL NVDR	494,196	92,291
Betagro PCL NVDR	648,700	402,626
Beyond Securities PCL NVDR (b)	1,486,269	267,355
Central Plaza Hotel PCL NVDR (b)(c)	607,647	784,330
CH Karnchang PCL NVDR	809,992	462,694
Chayo Group PCL NVDR	651,281	123,415
Chularat Hospital PCL NVDR (c)	7,145,269	639,714
CK Power PCL NVDR (c)	1,992,824	178,417
CPN Retail Growth Leasehold REIT	1,564,500	451,143
Dhipaya Group Holdings PCL NVDR	258,378	264,321
Ditto Thailand PCL NVDR	586,830	439,166
Dohome PCL NVDR	649,982	194,571
Dynasty Ceramic PCL NVDR	949,362	44,323
Eastern Polymer Group PCL NVDR	577,799	104,730
Erawan Group PCL NVDR (b)	1,370,400	206,995
Esso Thailand PCL NVDR	763,698	207,638
Exotic Food PCL NVDR	163,200	127,736
Forth Corp. PCL NVDR	385,268	306,839
Forth Smart Service PCL	502,967	127,771
Frasers Property Thailand Industrial Freehold & Leasehold REIT	1,203,570	340,454
GFPT PCL	337,200	96,310
Gunkul Engineering PCL NVDR (c)	5,446,203	466,657
Hana Microelectronics PCL NVDR	492,381	804,577
Ichitan Group PCL NVDR	822,509	379,489
IMPACT Growth Real Estate Investment Trust	425,700	150,814
Inter Far East Energy Corp. NVDR (b)(e)	283,900	—

See accompanying notes to financial statements.
207

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
International Engineering PCL (b)(e)	159,640	$ —
IRPC PCL NVDR	8,770,100	496,159
I-TAIL Corp. PCL NVDR	415,000	231,363
Jasmine International PCL NVDR (b)	4,569,700	261,036
Jasmine Technology Solution PCL NVDR (b)	63,896	51,766
Jaymart Group Holdings PCL NVDR	649,000	406,377
JMT Network Services PCL NVDR	587,700	770,688
KCE Electronics PCL NVDR	484,100	734,542
Kerry Express Thailand PCL (b)	397,800	73,742
KGI Securities Thailand PCL NVDR	1,072,707	131,391
Khon Kaen Sugar Industry PCL	474,300	36,733
Kiatnakin Phatra Bank PCL NVDR	369,135	560,102
Major Cineplex Group PCL NVDR	176,200	67,746
MBK PCL NVDR	444,200	217,144
MC Group PCL NVDR	314,700	116,676
Mega Lifesciences PCL NVDR	503,800	615,698
MK Restaurants Group PCL NVDR	335,459	416,877
Nex Point Parts PCL NVDR (b)	667,411	207,120
Ngern Tid Lor PCL NVDR	1,210,200	691,305
Noble Development PCL Class C, NVDR	284,500	31,878
NR Instant Produce PCL NVDR	470,790	63,354
One Enterprise Public Co. Ltd.	1,495,800	170,068
Origin Property PCL NVDR	1,224,240	334,533
Plan B Media Pcl NVDR	1,499,800	335,692
Precious Shipping PCL	728,379	194,034
Prima Marine PCL NVDR	1,467,336	276,038
Pruksa Holding PCL NVDR	74,800	26,294
PTG Energy PCL NVDR	1,534,799	394,106
Quality Houses PCL NVDR	1,244,200	76,540
R&B Food Supply PCL NVDR	151,900	44,219
Ramkhamhaeng Hospital PCL NVDR	311,900	353,337
Ratchthani Leasing PCL NVDR	2,678,308	223,606
Regional Container Lines PCL	55,900	33,467
Rojana Industrial Park PCL NVDR	991,454	189,237
RS PCL NVDR	614,349	246,330
S Hotels & Resorts PCL NVDR (b)	1,858,676	138,842
Sabuy Technology PCL NVDR	527,577	99,973
Samart Corp. PCL (b)	348,100	48,755
Sansiri PCL NVDR	2,755,500	127,890
Sappe PCL	88,800	198,756
SC Asset Corp. PCL NVDR	1,941,900	207,989
SCGJWD Logistics PCL NVDR	520,471	211,547
Security Description	Shares	Value
Sermsang Power Corp. Co. Ltd. NVDR	553,811	$ 104,945
Siam City Cement PCL NVDR	85,873	314,838
Sikarin PCL NVDR	843,100	266,273
Singer Thailand PCL NVDR	752,801	258,428
Sino-Thai Engineering & Construction PCL NVDR	391,000	100,938
SISB PCL	224,600	192,757
Somboon Advance Technology PCL NVDR (c)	290,897	145,399
SPCG PCL NVDR	466,121	157,454
Sri Trang Agro-Industry PCL NVDR	829,278	334,786
Sri Trang Gloves Thailand PCL NVDR	192,599	35,174
Srinanaporn Marketing PCL NVDR	326,800	186,679
Srisawad Corp. PCL NVDR	580,100	681,065
Star Petroleum Refining PCL NVDR	1,919,001	479,586
Supalai PCL NVDR	843,936	465,860
Super Energy Corp. PCL NVDR (b)	4,501,494	58,104
SVI PCL	404,840	88,945
Synnex Thailand PCL	32,299	10,910
Taokaenoi Food & Marketing PCL Class R, NVDR	605,700	217,911
Thai Union Group PCL NVDR	1,864,600	742,511
Thai Vegetable Oil PCL NVDR	492,499	294,857
Thaicom PCL NVDR	384,479	148,882
Thaifoods Group PCL NVDR	1,115,898	114,616
Thanachart Capital PCL NVDR	452,200	620,941
Thonburi Healthcare Group PCL NVDR (c)	323,744	580,139
Thoresen Thai Agencies PCL (c)	902,417	151,177
Tipco Asphalt PCL NVDR	718,297	317,599
TOA Paint Thailand PCL NVDR	334,343	210,270
TQM Alpha PCL NVDR	160,700	147,846
TTW PCL NVDR	1,132,960	281,587
United Paper PCL	80,600	26,341
VGI PCL NVDR	2,258,266	146,365
Vibhavadi Medical Center PCL NVDR	3,491,300	214,775
WHA Premium Growth Freehold & Leasehold Real Estate InvestmentTrust Class F, REIT	1,229,123	340,931
WHA Utilities & Power PCL NVDR	1,939,350	205,586
		31,068,390
TURKEY — 3.0%
AG Anadolu Grubu Holding AS	95,469	754,628
Ahlatci Dogal Gaz Dagitim Enerji VE Yatirim AS (b)	479,470	246,250
Akcansa Cimento AS	28,439	180,188

See accompanying notes to financial statements.
208

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Akfen Yenilenebilir Enerji AS (b)	289,564	$ 191,177
Aksa Akrilik Kimya Sanayii AS	154,795	579,881
Aksa Enerji Uretim AS	228,328	342,638
Alarko Holding AS	162,217	732,536
Albaraka Turk Katilim Bankasi AS (b)	1,064,179	162,257
Alkim Alkali Kimya AS	85,215	146,154
Anadolu Anonim Turk Sigorta Sirketi (b)	130,756	263,754
Anadolu Isuzu Otomotiv Sanayi Ve Ticaret AS Class C	7,315	68,574
Aygaz AS	46,602	274,869
Baticim Bati Anadolu Cimento Sanayii AS (b)	69,282	220,873
Bera Holding AS	491,999	306,882
Besiktas Futbol Yatirimlari Sanayi ve Ticaret AS (b)	91,953	146,239
Biotrend Cevre VE Enerji Yatirimlari AS (b)	204,438	164,356
Birlesim Muhendislik Isitma Sogutma Havalandirma Sanayi VE Ticaret AS	131,886	180,402
Brisa Bridgestone Sabanci Sanayi ve Ticaret AS	53,441	177,097
Bursa Cimento Fabrikasi AS (b)	559,114	188,445
Can2 Termik AS (b)	15,985	12,315
Cimsa Cimento Sanayi VE Ticaret AS	378,245	572,576
CW Enerji Muhendislik Ticaret VE Sanayi AS (b)	21,780	287,196
D-MARKET Elektronik Hizmetler ve Ticaret AS ADR (b)	129,870	172,727
Dogan Sirketler Grubu Holding AS	1,002,319	488,455
EGE Endustri VE Ticaret AS	1,192	330,460
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	210,479	425,334
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	973,230	286,839
Erbosan Erciyas Boru Sanayii ve Ticaret AS	307	2,032
Europen Endustri Insaat Sanayi VE Ticaret AS (b)	216,687	159,976
Europower Enerji VE Otomasyon Teknolojileri Sanayi Ticaret AS (b)	63,768	542,429
Fenerbahce Futbol AS (b)	7,862	29,251
Galata Wind Enerji AS	151,657	180,340
Galatasaray Sportif Sinai ve Ticari Yatirimlar AS (b)	397,001	109,912
GEN Ilac VE Saglik Urunleri Sanayi VE Ticaret AS	56,580	128,990
Girisim Elektrik Taahhut Ticaret Ve Sanayi AS (b)	103,402	396,032
Security Description	Shares	Value
Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim AS (b)(c)	104,020	$ 174,840
Is Finansal Kiralama AS (b)	263,330	123,428
Is Gayrimenkul Yatirim Ortakligi AS REIT (b)	595,670	514,082
Izmir Demir Celik Sanayi AS (b)	300,014	79,887
Jantsa Jant Sanayi Ve Ticaret AS	16,719	92,453
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D	894,375	963,700
Karsan Otomotiv Sanayii Ve Ticaret AS (b)	139,996	62,759
Kerevitas Gida Sanayi ve Ticaret AS (b)	232,609	106,568
Kiler Holding AS (b)	198,725	276,178
Kimteks Poliuretan Sanayi VE Ticaret AS	58,057	180,746
Kizilbuk Gayrimenkul Yatirim Ortakligi AS REIT (b)	7,336	5,839
Konya Cimento Sanayii AS (b)	651	125,783
Kordsa Teknik Tekstil AS	78,131	282,999
Koza Anadolu Metal Madencilik Isletmeleri AS (b)	177,459	427,222
Koza Polyester Sanayi VE Ticaret AS (b)	52,142	141,790
Kuyumcukent Gayrimenkul Yatirimlari AS REIT (b)	66,963	157,668
Logo Yazilim Sanayi Ve Ticaret AS	60,670	178,038
Margun Enerji Uretim Sanayi VE Ticaret AS	71,534	170,518
Mavi Giyim Sanayi Ve Ticaret AS Class B (d)	186,485	766,619
MIA Teknoloji AS (b)	12,822	242,690
MLP Saglik Hizmetleri AS (b)(d)	121,086	631,599
Nuh Cimento Sanayi AS	44,896	586,276
ODAS Elektrik Uretim ve Sanayi Ticaret AS (b)	776,439	375,263
Otokar Otomotiv Ve Savunma Sanayi AS (b)	34,898	464,500
Oyak Yatirim Menkul Degerler AS (b)	43,701	93,571
Peker Gayrimenkul Yatirim Ortakligi AS REIT (b)	303,802	296,100
Penta Teknoloji Urunleri Dagitim Ticaret AS (b)	11,228	10,042
Petkim Petrokimya Holding AS (b)	1,122,956	804,481
Politeknik Metal Sanayi ve Ticaret AS	582	135,935
Qua Granite Hayal (b)	777,373	187,715
Reysas Tasimacilik ve Lojistik Ticaret AS (b)	202,430	269,661

See accompanying notes to financial statements.
209

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	392,181	$ 571,928
SDT Uzay VE Savunma Teknolojileri AS	11,541	157,865
Sekerbank Turk AS	1,222,700	282,316
Selcuk Ecza Deposu Ticaret ve Sanayi AS	171,698	414,605
Sinpas Gayrimenkul Yatirim Ortakligi AS REIT (b)	320,703	40,241
Smart Gunes Enerjisi Teknolojileri ArGE Uretim Sanayi ve Ticaret AS (b)	116,823	351,130
Sok Marketler Ticaret AS	247,481	525,384
Tat Gida Sanayi AS (b)	129,213	193,336
TAV Havalimanlari Holding AS (b)	108,624	496,465
Tekfen Holding AS	161,579	315,909
Tukas Gida Sanayi ve Ticaret AS (b)	416,682	143,935
Turkiye Sigorta AS	149,541	209,461
Turkiye Sinai Kalkinma Bankasi AS (b)	827,120	244,983
Ulker Biskuvi Sanayi AS (b)	131,083	448,977
Vestel Beyaz Esya Sanayi ve Ticaret AS	289,628	177,908
Vestel Elektronik Sanayi ve Ticaret AS (b)	110,536	255,626
Yeni Gimat Gayrimenkul Ortakligi AS REIT	87,367	128,557
YEO Teknoloji Enerji VE Endustri AS (b)	24,918	229,502
Ziraat Gayrimenkul Yatirim Ortakligi AS REIT	415,471	82,746
Zorlu Enerji Elektrik Uretim AS (b)	1,043,623	216,985
		23,868,873
UNITED ARAB EMIRATES — 0.8%
Agthia Group PJSC	203,718	260,121
Ajman Bank PJSC (b)	794,262	488,703
Al Waha Capital PJSC	671,177	303,332
AL Yah Satellite Communications Co-PJSC-Yah Sat	793,193	578,744
Amanat Holdings PJSC	1,246,901	356,447
Amlak Finance PJSC (b)	558,898	127,816
Arabtec Holding PJSC (b)(e)	483,581	—
Aramex PJSC	297,089	173,899
Dana Gas PJSC	5,071,492	1,216,424
Deyaar Development PJSC (b)	2,855,268	523,161
Eshraq Investments PJSC (b)	1,609,385	222,585
Gulf Navigation Holding PJSC (b)	244,335	492,256
Invictus Investment Co. PLC	302,476	214,110
Manazel PJSC (b)	1,482,346	159,815
Orascom Construction PLC	23,629	107,829
RAK Properties PJSC (b)	990,533	312,824
Ras Al Khaimah Ceramics	360,042	254,859
Security Description	Shares	Value
Shuaa Capital PSC (b)	359,932	$ 33,318
Taaleem Holdings PJSC (b)	262,145	283,338
Union Properties PJSC (b)	1,926,158	202,944
Yalla Group Ltd. ADR (b)(c)	53,000	277,720
		6,590,245
UNITED STATES — 0.3%
Ambrx Biopharma, Inc. ADR (b)	34,200	393,300
Belite Bio, Inc. ADR (b)	5,165	163,188
CBAK Energy Technology, Inc. (b)(c)	18,471	15,128
JS Global Lifestyle Co. Ltd. (c)(d)	1,219,500	202,424
Seanergy Maritime Holdings Corp.	15,414	85,085
Sirnaomics Ltd. (b)(d)	64,050	418,721
Structure Therapeutics, Inc. ADR (b)(c)	9,860	497,141
Titan Cement International SA	33,803	633,465
		2,408,452
TOTAL COMMON STOCKS (Cost $749,006,206)		787,455,664

PREFERRED STOCKS — 0.1%
BRAZIL — 0.1%
Track & Field Co. SA, 1.97%%	44,600	117,800
Usinas Siderurgicas de Minas Gerais SA Usiminas Class A, Preference Shares 4.95%%	458,000	607,591
		725,391
INDIA — 0.0% (a)
Sundaram-Clayton DCD Ltd., (b)	3,579	86
TVS Holdings Ltd., (b)	3,578,600	44,602
		44,688
TOTAL PREFERRED STOCKS (Cost $803,796)		770,079
RIGHTS — 0.0% (a)
BRAZIL — 0.0% (a)
Gol Linhas Aereas Inteligentes SA (expiring 10/16/23) (b)	667,882	102,747
THAILAND — 0.0% (a)
Sav Rates Rec (F) (expiring 10/31/23) (b)(e)	3,481	—
WHA Industrial Leasehold REIT (expiring 10/31/23) (b)(e)	15,506	—

See accompanying notes to financial statements.
210

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
WHA Premium Growth Freehold & Leasehold Real Estate InvestmentTrust (expiring date 10/31/23) (b)(e)	63,745	$ —
		—
TOTAL RIGHTS (Cost $0)		102,747
WARRANTS — 0.0% (a)
BRAZIL — 0.0% (a)
CVC Brasil Operadora e Agencia de Viagens SA (expiring 11/21/23) (b)	49,015	2,448
MALAYSIA — 0.0% (a)
Eco World Development Group Bhd (expiring 04/12/29) (b)	49,240	2,570
THAILAND — 0.0% (a)
Kiatnakin Phatra Bank PCL (expiring 03/17/24) (b)	27,203	433
Kiatnakin Phatra Bank PCL (expiring 03/17/26) (b)	27,203	2,211
Next Capital PCL (expiring 12/21/23) (b)	77,317	43
VGI PCL (expiring 05/23/27) (b)	1,159,330	4,139
		6,826
TOTAL WARRANTS (Cost $0)		11,844
SHORT-TERM INVESTMENTS — 2.1%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (g)(h)	3,142,304	3,142,933
State Street Navigator Securities Lending Portfolio II (i)(j)	13,157,590	13,157,590
TOTAL SHORT-TERM INVESTMENTS (Cost $16,300,523)		16,300,523
TOTAL INVESTMENTS — 101.5% (Cost $766,110,525)		804,640,857
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.5)%		(11,819,633)
NET ASSETS — 100.0%		$ 792,821,224

(a)	Amount is less than 0.05% of net assets.
(b)	Non-income producing security.
(c)	All or a portion of the shares of the security are on loan at September 30, 2023.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 4.1% of net assets as of September 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2023, total aggregate fair value of the security is $317,482, representing 0.04% of the Fund's net assets.
(f)	Reflects separate holdings of the issuer's common stock traded on different securities exchanges.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at September 30, 2023.
(i)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(j)	Investment of cash collateral for securities loaned.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

At September 30, 2023, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini MSCI Emerging Markets (long)	174	12/15/2023	$8,568,337	$8,312,405	$(255,932)
See accompanying notes to financial statements.
211

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

During the year ended September 30, 2023, average notional value related to futures contracts was $4,204,192.
See accompanying notes to financial statements.
212

SPDR S&P EMERGING MARKETS SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$782,898,897	$4,239,285	$317,482	$787,455,664
Preferred Stocks	725,391	44,688	—	770,079
Rights	—	102,747	0(a)	102,747
Warrants	11,844	—	—	11,844
Short-Term Investments	16,300,523	—	—	16,300,523
TOTAL INVESTMENTS	$799,936,655	$4,386,720	$317,482	$804,640,857
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts - Unrealized Depreciation	$ (255,932)	$ —	$ —	$ (255,932)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (255,932)	$ —	$ —	$ (255,932)
(a)	The Fund held Level 3 securities that were valued at $0 at September 30, 2023.
Sector Breakdown as of September 30, 2023

% of Net Assets
Information Technology	17.8
Industrials	17.3
Materials	13.2
Consumer Discretionary	11.8
Health Care	9.4
Financials	8.7
Consumer Staples	6.4
Real Estate	6.1
Communication Services	3.5
Utilities	2.7
Energy	2.5
Short-Term Investments	2.1
Liabilities in Excess of Other Assets	(1.5)
TOTAL	100.0
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	—	$ —	$ 83,727,253	$ 80,585,491	$1,171	$—	3,142,304	$ 3,142,933	$ 91,502
State Street Navigator Securities Lending Portfolio II	15,730,566	15,730,566	73,988,185	76,561,161	—	—	13,157,590	13,157,590	391,798
Total		$15,730,566	$157,715,438	$157,146,652	$1,171	$—		$16,300,523	$483,300
See accompanying notes to financial statements.
213

SPDR S&P GLOBAL DIVIDEND ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 98.6%
AUSTRALIA — 0.8%
APA Group Stapled Security	319,866	$ 1,713,464
CANADA — 21.8%
Allied Properties Real Estate Investment Trust	149,046	1,976,623
Bank of Montreal	19,271	1,633,189
Bank of Nova Scotia	48,960	2,204,648
BCE, Inc. (a)	62,502	2,396,989
Canadian Imperial Bank of Commerce	58,196	2,256,817
Canadian Tire Corp. Ltd. Class A (a)	19,802	2,139,114
Canadian Utilities Ltd. Class A	80,674	1,712,532
Canadian Western Bank (a)	107,738	2,242,417
Capital Power Corp. (a)	69,892	1,960,284
Emera, Inc. (a)	62,055	2,176,515
Great-West Lifeco, Inc. (a)	99,462	2,858,797
IGM Financial, Inc. (a)	78,831	2,008,675
Keyera Corp. (a)	131,076	3,091,726
Manulife Financial Corp. (a)	117,013	2,148,123
Pembina Pipeline Corp. (a)	74,122	2,239,011
Power Corp. of Canada (a)	96,078	2,457,380
Russel Metals, Inc. (a)	110,793	3,115,643
SmartCentres Real Estate Investment Trust	153,886	2,590,566
TC Energy Corp. (a)	72,457	2,503,304
TELUS Corp. (b)	112,957	1,853,096
TELUS Corp. (b)(c)	6,221	102,058
		45,667,507
CHINA — 3.6%
Guangdong Investment Ltd.	3,124,387	2,385,622
Lenovo Group Ltd.	3,482,000	3,587,880
Ping An Insurance Group Co. of China Ltd. Class H	281,500	1,612,043
		7,585,545
FRANCE — 1.5%
Bouygues SA	92,763	3,254,773
GERMANY — 3.4%
Allianz SE	9,090	2,172,145
BASF SE	60,162	2,735,765
Deutsche Post AG	55,352	2,258,303
		7,166,213
HONG KONG — 8.2%
CK Infrastructure Holdings Ltd.	509,303	2,409,351
Henderson Land Development Co. Ltd.	813,883	2,145,941
Hongkong Land Holdings Ltd.	464,700	1,658,979
New World Development Co. Ltd.	1,443,337	2,808,590
Power Assets Holdings Ltd.	548,053	2,652,146
Sino Land Co. Ltd.	2,053,264	2,314,947
Sun Hung Kai Properties Ltd.	151,739	1,623,592
Security Description	Shares	Value
Swire Properties Ltd.	794,000	$ 1,656,564
		17,270,110
ITALY — 2.9%
A2A SpA	2,338,671	4,174,651
Terna - Rete Elettrica Nazionale	255,552	1,928,592
		6,103,243
JAPAN — 17.8%
COMSYS Holdings Corp. (a)	110,500	2,314,780
ENEOS Holdings, Inc. (a)	635,793	2,513,347
EXEO Group, Inc. (a)	121,100	2,486,516
JAFCO Group Co. Ltd.	148,800	1,640,315
Japan Metropolitan Fund Invest REIT	2,652	1,723,867
Lixil Corp. (a)	131,700	1,536,978
Mitsubishi Gas Chemical Co., Inc.	146,900	1,981,144
Mitsui Mining & Smelting Co. Ltd. (a)	83,100	2,113,349
MS&AD Insurance Group Holdings, Inc.	59,854	2,204,039
SBI Holdings, Inc.	116,710	2,462,075
Sekisui House Ltd.	110,900	2,212,426
Sumitomo Forestry Co. Ltd.	138,300	3,527,357
Sumitomo Mitsui Trust Holdings, Inc.	48,804	1,841,617
Takeda Pharmaceutical Co. Ltd.	63,706	1,981,300
Toyo Seikan Group Holdings Ltd.	204,000	3,345,887
Toyo Tire Corp.	218,500	3,370,662
		37,255,659
NORWAY — 1.0%
Orkla ASA	266,729	2,004,820
SAUDI ARABIA — 1.0%
Saudi Telecom Co.	204,223	2,047,430
SINGAPORE — 1.3%
Singapore Technologies Engineering Ltd.	942,837	2,700,925
SOUTH KOREA — 1.0%
KT&G Corp.	32,555	2,082,034
SWITZERLAND — 6.9%
Adecco Group AG	105,131	4,339,469
Baloise Holding AG	12,170	1,768,029
Helvetia Holding AG	16,531	2,320,267
Swiss Life Holding AG	3,622	2,263,156
Swisscom AG	3,479	2,069,602
Zurich Insurance Group AG	3,838	1,762,510
		14,523,033
TAIWAN — 0.9%
Vanguard International Semiconductor Corp.	894,000	1,883,242

See accompanying notes to financial statements.
214

SPDR S&P GLOBAL DIVIDEND ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
UNITED KINGDOM — 7.0%
British American Tobacco PLC	80,183	$ 2,522,041
DCC PLC	36,867	2,073,958
IG Group Holdings PLC	234,667	1,843,130
Legal & General Group PLC	960,048	2,607,225
Primary Health Properties PLC REIT (a)	1,906,817	2,164,450
Schroders PLC	329,791	1,639,087
United Utilities Group PLC	159,023	1,840,413
		14,690,304
UNITED STATES — 19.5%
3M Co.	19,387	1,815,011
Boston Properties, Inc. REIT	38,307	2,278,500
Digital Realty Trust, Inc. REIT	21,418	2,592,006
Getty Realty Corp. REIT	67,371	1,868,198
Highwoods Properties, Inc. REIT	115,012	2,370,397
Holcim AG	37,804	2,429,076
Janus Henderson Group PLC	103,757	2,679,006
Lazard Ltd. Class A	58,698	1,820,225
Leggett & Platt, Inc.	74,889	1,902,930
LTC Properties, Inc. REIT	81,185	2,608,474
LyondellBasell Industries NV Class A	29,183	2,763,630
Northwest Bancshares, Inc.	168,757	1,726,384
Philip Morris International, Inc.	23,208	2,148,597
Seagate Technology Holdings PLC	42,168	2,780,980
Universal Corp.	51,681	2,439,860
Verizon Communications, Inc.	77,785	2,521,012
Walgreens Boots Alliance, Inc.	66,807	1,485,788
Western Union Co.	195,538	2,577,191
		40,807,265
TOTAL COMMON STOCKS (Cost $238,277,064)		206,755,567

Security Description	Shares	Value
SHORT-TERM INVESTMENTS — 10.3%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (d)(e)	789,646	$ 789,804
State Street Navigator Securities Lending Portfolio II (f)(g)	20,930,864	20,930,864
TOTAL SHORT-TERM INVESTMENTS (Cost $21,761,727)		21,720,668
TOTAL INVESTMENTS — 108.9% (Cost $260,038,791)		228,476,235
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.9)%		(18,746,670)
NET ASSETS — 100.0%		$ 209,729,565
(a)	All or a portion of the shares of the security are on loan at September 30, 2023.
(b)	Reflects separate holdings of the issuer's common stock traded on different securities exchanges.
(c)	Non-income producing security.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at September 30, 2023.
(f)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(g)	Investment of cash collateral for securities loaned.
REIT	Real Estate Investment Trust

At September 30, 2023, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P/TSX 60 Index (long)	4	12/14/2023	$ 714,428	$ 696,036	$(18,392)
MSCI EAFE Index (long)	14	12/15/2023	1,466,322	1,429,050	(37,272)
E-mini S&P 500 Index (long)	3	12/15/2023	677,328	648,825	(28,503)
					$(84,167)

During the year ended September 30, 2023, average notional value related to futures contracts was $2,193,033.
See accompanying notes to financial statements.
215

SPDR S&P GLOBAL DIVIDEND ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$206,653,509	$102,058	$—	$206,755,567
Short-Term Investments	21,720,668	—	—	21,720,668
TOTAL INVESTMENTS	$228,374,177	$102,058	$—	$228,476,235
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts - Unrealized Depreciation	$ (84,167)	$ —	$—	$ (84,167)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (84,167)	$ —	$—	$ (84,167)
Sector Breakdown as of September 30, 2023

% of Net Assets
Financials	25.2
Real Estate	15.4
Industrials	12.4
Utilities	10.9
Materials	7.3
Consumer Discretionary	6.3
Consumer Staples	6.1
Communication Services	5.2
Energy	4.9
Information Technology	3.9
Health Care	1.0
Short-Term Investments	10.3
Liabilities in Excess of Other Assets	(8.9)
TOTAL	100.0
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	242,824	$ 242,873	$ 31,572,641	$ 31,025,799	$41,182	$(41,093)	789,646	$ 789,804	$ 39,660
State Street Navigator Securities Lending Portfolio II	19,491,595	19,491,595	110,302,806	108,863,537	—	—	20,930,864	20,930,864	96,129
Total		$19,734,468	$141,875,447	$139,889,336	$41,182	$(41,093)		$21,720,668	$135,789
See accompanying notes to financial statements.
216

SPDR S&P GLOBAL INFRASTRUCTURE ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 99.5%
ARGENTINA — 0.2%
Corp. America Airports SA (a)	61,629	$ 822,131
AUSTRALIA — 8.9%
Atlas Arteria Ltd. Stapled Security	2,373,688	8,471,838
Dalrymple Bay Infrastructure Ltd.	530,340	958,388
Qube Holdings Ltd.	3,703,767	6,860,479
Transurban Group Stapled Security	2,566,912	21,023,329
		37,314,034
BRAZIL — 1.0%
Centrais Eletricas Brasileiras SA ADR	193,250	1,412,658
Cia de Saneamento Basico do Estado de Sao Paulo SABESP ADR	63,867	774,068
Cia Energetica de Minas Gerais ADR	273,893	662,821
Cia Paranaense de Energia ADR	69,200	606,884
Ultrapar Participacoes SA ADR	199,100	730,697
		4,187,128
CANADA — 8.7%
Enbridge, Inc.	580,014	19,326,650
Keyera Corp. (b)	62,943	1,484,654
Pembina Pipeline Corp. (b)	150,803	4,555,321
TC Energy Corp.	282,692	9,766,674
Westshore Terminals Investment Corp.	72,108	1,343,492
		36,476,791
CHINA — 4.7%
Anhui Expressway Co. Ltd. Class H	630,000	658,810
Beijing Capital International Airport Co. Ltd. Class H (a)	3,626,000	1,680,622
CGN Power Co. Ltd. Class H (c)	1,982,000	513,730
China Gas Holdings Ltd.	549,000	518,027
China Longyuan Power Group Corp. Ltd. Class H	624,000	543,381
China Merchants Port Holdings Co. Ltd.	2,685,354	3,343,042
China Resources Gas Group Ltd.	168,700	494,349
China Resources Power Holdings Co. Ltd.	332,000	633,322
COSCO SHIPPING International Hong Kong Co. Ltd.	892,000	384,961
COSCO SHIPPING Ports Ltd.	3,084,243	2,016,295
Jiangsu Expressway Co. Ltd. Class H	2,564,000	2,314,585
Kunlun Energy Co. Ltd.	744,000	641,228
Security Description	Shares	Value
Shenzhen Expressway Corp. Ltd. Class H	1,286,000	$ 1,050,888
Shenzhen International Holdings Ltd.	2,810,930	1,733,536
Yuexiu Transport Infrastructure Ltd.	1,966,000	1,041,759
Zhejiang Expressway Co. Ltd. Class H (b)	2,466,000	1,838,830
		19,407,365
FRANCE — 6.2%
Aeroports de Paris SA	83,030	9,836,907
Engie SA	327,719	5,041,511
Getlink SE	680,653	10,888,891
		25,767,309
GERMANY — 3.3%
E.ON SE	419,623	4,975,890
Fraport AG Frankfurt Airport Services Worldwide (a)	75,644	4,023,625
RWE AG	126,515	4,708,264
		13,707,779
HONG KONG — 0.4%
Hutchison Port Holdings Trust Stapled Security	10,415,000	1,791,380
ITALY — 2.6%
Enav SpA (c)	534,076	1,981,347
Enel SpA	1,444,148	8,898,732
		10,880,079
JAPAN — 2.2%
Iwatani Corp.	14,600	737,216
Japan Airport Terminal Co. Ltd.	195,400	8,297,871
		9,035,087
MEXICO — 7.0%
Grupo Aeroportuario del Centro Norte SAB de CV ADR	72,279	6,281,768
Grupo Aeroportuario del Pacifico SAB de CV ADR (b)	82,175	13,507,104
Grupo Aeroportuario del Sureste SAB de CV ADR	38,373	9,428,630
		29,217,502
MONACO — 0.2%
Scorpio Tankers, Inc.	13,200	714,384
NEW ZEALAND — 3.1%
Auckland International Airport Ltd.	2,749,484	13,067,536
SINGAPORE — 1.2%
SATS Ltd. (a)	2,188,821	4,169,488
SIA Engineering Co. Ltd.	538,200	942,412
		5,111,900
SOUTH KOREA — 0.0% (d)
Sebang Co. Ltd.	19,579	160,039

See accompanying notes to financial statements.
217

SPDR S&P GLOBAL INFRASTRUCTURE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
SPAIN — 8.0%
Aena SME SA (c)	142,164	$ 21,463,602
Iberdrola SA	1,080,073	12,115,672
		33,579,274
SWITZERLAND — 1.8%
Flughafen Zurich AG	39,927	7,629,252
UNITED KINGDOM — 2.0%
National Grid PLC	691,456	8,270,773
UNITED STATES — 38.0%
American Electric Power Co., Inc.	96,271	7,241,505
American Water Works Co., Inc.	36,408	4,508,403
Antero Midstream Corp.	93,500	1,120,130
Cheniere Energy, Inc.	66,100	10,969,956
Consolidated Edison, Inc.	64,447	5,512,152
Constellation Energy Corp.	60,100	6,555,708
Dominion Energy, Inc.	156,434	6,987,907
DT Midstream, Inc.	26,588	1,407,037
Duke Energy Corp.	144,079	12,716,412
Edison International	71,619	4,532,766
Equitrans Midstream Corp.	118,938	1,114,449
Exelon Corp.	186,047	7,030,716
Kinder Morgan, Inc.	532,358	8,826,496
NextEra Energy, Inc.	325,200	18,630,708
ONEOK, Inc.	122,929	7,797,386
Public Service Enterprise Group, Inc.	93,279	5,308,508
Sempra	117,600	8,000,328
Southern Co.	203,785	13,188,965
Targa Resources Corp.	61,449	5,267,408
WEC Energy Group, Inc.	58,981	4,750,920
Williams Cos., Inc.	334,054	11,254,279
Xcel Energy, Inc.	103,055	5,896,807
		158,618,946
TOTAL COMMON STOCKS (Cost $450,111,624)		415,758,689

Security Description	Shares	Value
SHORT-TERM INVESTMENTS — 2.2%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (e)(f)	1,368,672	$ 1,368,945
State Street Navigator Securities Lending Portfolio II (g)(h)	7,690,543	7,690,543
TOTAL SHORT-TERM INVESTMENTS (Cost $9,059,488)		9,059,488
TOTAL INVESTMENTS — 101.7% (Cost $459,171,112)		424,818,177
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.7)%		(7,015,667)
NET ASSETS — 100.0%		$ 417,802,510
(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2023.
(c)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 5.7% of net assets as of September 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Amount is less than 0.05% of net assets.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(f)	The rate shown is the annualized seven-day yield at September 30, 2023.
(g)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(h)	Investment of cash collateral for securities loaned.
ADR	American Depositary Receipt

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$415,758,689	$—	$—	$415,758,689
Short-Term Investments	9,059,488	—	—	9,059,488
TOTAL INVESTMENTS	$424,818,177	$—	$—	$424,818,177
See accompanying notes to financial statements.
218

SPDR S&P GLOBAL INFRASTRUCTURE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Sector Breakdown as of September 30, 2023

% of Net Assets
Industrials	40.4
Utilities	38.7
Energy	20.4
Short-Term Investments	2.2
Liabilities in Excess of Other Assets	(1.7)
TOTAL	100.0
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	1,401,393	$ 1,401,673	$ 36,586,776	$ 36,618,636	$(715)	$(153)	1,368,672	$1,368,945	$ 36,560
State Street Navigator Securities Lending Portfolio II	23,850,478	23,850,478	203,890,044	220,049,979	—	—	7,690,543	7,690,543	66,569
Total		$25,252,151	$240,476,820	$256,668,615	$(715)	$(153)		$9,059,488	$103,129
See accompanying notes to financial statements.
219

SPDR S&P INTERNATIONAL DIVIDEND ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 99.0%
AUSTRALIA — 4.8%
APA Group Stapled Security	1,048,269	$ 5,615,387
Coles Group Ltd.	391,805	3,934,671
GPT Group REIT	2,404,726	6,052,839
Metcash Ltd.	1,957,670	4,775,955
Sonic Healthcare Ltd.	161,016	3,096,807
		23,475,659
CANADA — 14.0%
Atco Ltd. Class I (a)	109,165	2,777,571
BCE, Inc. (a)	189,297	7,259,652
Canadian Utilities Ltd. Class A	267,838	5,685,614
Emera, Inc. (a)	160,578	5,632,107
Fortis, Inc. (a)	119,754	4,569,607
Gibson Energy, Inc. (a)	408,250	5,867,084
Hydro One Ltd. (a)(b)	138,223	3,535,319
Northland Power, Inc. (a)	281,219	4,601,009
Parkland Corp. (a)	172,319	5,063,783
Rogers Communications, Inc. Class B	98,797	3,810,846
Sun Life Financial, Inc. (a)	106,558	5,223,076
TC Energy Corp. (a)	232,086	8,018,297
TELUS Corp. (c)	378,124	6,203,247
TELUS Corp. (c)(d)	16,372	268,588
		68,515,800
CHINA — 0.7%
CGN Power Co. Ltd. Class H (b)	13,391,000	3,470,921
FINLAND — 2.0%
Elisa Oyj	107,580	4,999,085
Orion Oyj Class B	129,584	5,106,475
		10,105,560
FRANCE — 2.7%
Bouygues SA	221,902	7,785,870
Gecina SA REIT	52,031	5,329,747
		13,115,617
GERMANY — 2.0%
Allianz SE	29,921	7,149,919
Telefonica Deutschland Holding AG	1,560,806	2,800,993
		9,950,912
HONG KONG — 3.0%
HKT Trust & HKT Ltd. Stapled Security	2,627,000	2,743,778
Power Assets Holdings Ltd.	1,310,500	6,341,790
Sun Hung Kai Properties Ltd.	542,000	5,799,345
		14,884,913
ITALY — 3.2%
Italgas SpA	794,146	4,079,572
Snam SpA	1,433,929	6,754,349
Security Description	Shares	Value
Terna - Rete Elettrica Nazionale	622,379	$ 4,696,951
		15,530,872
JAPAN — 23.3%
Advance Residence Investment Corp. REIT	1,700	3,861,953
Astellas Pharma, Inc.	253,000	3,516,314
Chiba Bank Ltd.	605,500	4,412,674
Concordia Financial Group Ltd.	1,072,800	4,899,402
Daiwa House Industry Co. Ltd.	173,600	4,670,826
Daiwa House REIT Investment Corp.	2,377	4,202,061
DIC Corp.	157,200	2,558,286
Hachijuni Bank Ltd. (a)	597,000	3,300,153
Japan Real Estate Investment Corp. REIT	1,354	5,289,878
Kajima Corp.	281,200	4,585,694
Kirin Holdings Co. Ltd.	306,500	4,298,908
Kuraray Co. Ltd.	459,200	5,449,778
MS&AD Insurance Group Holdings, Inc. (a)	144,400	5,317,326
Nippon Building Fund, Inc. REIT	1,215	4,934,093
Nippon Prologis REIT, Inc.	2,128	3,981,488
Obayashi Corp.	505,800	4,462,293
Osaka Gas Co. Ltd.	237,200	3,913,462
Sankyu, Inc.	91,600	3,174,157
Sekisui Chemical Co. Ltd.	263,600	3,803,188
Sekisui House Ltd.	244,400	4,875,717
Sekisui House REIT, Inc.	5,422	3,026,655
Seven Bank Ltd. (a)	2,492,400	5,192,744
Shizuoka Financial Group, Inc.	500,400	4,087,704
SoftBank Corp. (a)	680,800	7,712,464
Takeda Pharmaceutical Co. Ltd. (a)	173,000	5,380,419
USS Co. Ltd.	222,700	3,689,903
		114,597,540
MALAYSIA — 0.9%
Tenaga Nasional Bhd	2,144,400	4,562,602
NEW ZEALAND — 0.6%
Spark New Zealand Ltd.	954,133	2,757,529
NORWAY — 0.7%
Orkla ASA	440,079	3,307,773
PORTUGAL — 1.0%
EDP - Energias de Portugal SA	1,186,809	4,945,718
RUSSIA — 0.0%
Inter RAO UES PJSC (d)(e)	71,668,770	—
SINGAPORE — 4.5%
Mapletree Logistics Trust REIT	5,817,400	7,160,401
Singapore Exchange Ltd.	622,700	4,448,183
Singapore Technologies Engineering Ltd.	2,106,900	6,035,592
Venture Corp. Ltd.	480,500	4,354,740
		21,998,916

See accompanying notes to financial statements.
220

SPDR S&P INTERNATIONAL DIVIDEND ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
SOUTH AFRICA — 0.7%
Shoprite Holdings Ltd. (a)	273,828	$ 3,486,040
SOUTH KOREA — 2.8%
Korea Zinc Co. Ltd.	14,845	5,566,600
KT&G Corp.	125,025	7,995,893
		13,562,493
SPAIN — 3.7%
Enagas SA	383,844	6,372,271
Iberdrola SA	405,547	4,549,206
Redeia Corp. SA	453,890	7,157,883
		18,079,360
SWITZERLAND — 9.1%
Baloise Holding AG	48,380	7,028,533
DKSH Holding AG	34,154	2,316,633
Galenica AG (b)	49,211	3,644,562
Novartis AG	45,238	4,641,988
PSP Swiss Property AG	42,528	5,030,093
SGS SA	54,152	4,559,234
Swiss Prime Site AG	60,753	5,575,223
Swisscom AG	8,176	4,863,773
Zurich Insurance Group AG	15,562	7,146,476
		44,806,515
TAIWAN — 6.3%
Asia Cement Corp.	2,379,000	2,929,485
Chicony Electronics Co. Ltd.	1,128,000	4,035,997
Chunghwa Telecom Co. Ltd.	1,452,000	5,217,763
Radiant Opto-Electronics Corp.	1,190,000	4,534,316
Taiwan Mobile Co. Ltd.	1,620,000	4,747,510
Uni-President Enterprises Corp.	1,922,000	4,173,795
Zhen Ding Technology Holding Ltd.	1,770,000	5,395,456
		31,034,322
THAILAND — 1.6%
Advanced Info Service PCL NVDR	742,100	4,646,723
Home Product Center PCL NVDR	8,805,599	3,022,863
		7,669,586
UNITED KINGDOM — 7.9%
British American Tobacco PLC	330,916	10,408,488
IG Group Holdings PLC	347,822	2,731,876
National Grid PLC	530,520	6,345,755
Reckitt Benckiser Group PLC	54,712	3,869,159
Severn Trent PLC	169,646	4,897,001
Unilever PLC	93,644	4,642,750
United Utilities Group PLC	494,873	5,727,290
		38,622,319
UNITED STATES — 3.5%
Holcim AG	80,494	5,172,100
Security Description	Shares	Value
Nestle SA	30,470	$ 3,455,354
Roche Holding AG	14,680	4,019,027
Sanofi	44,252	4,754,522
		17,401,003
TOTAL COMMON STOCKS (Cost $516,559,271)		485,881,970

SHORT-TERM INVESTMENTS — 6.5%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (f)(g)	258,757	258,809
State Street Navigator Securities Lending Portfolio II (h)(i)	31,486,306	31,486,306
TOTAL SHORT-TERM INVESTMENTS (Cost $31,745,115)		31,745,115
TOTAL INVESTMENTS — 105.5% (Cost $548,304,386)		517,627,085
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.5)%		(27,031,960)
NET ASSETS — 100.0%		$ 490,595,125
(a)	All or a portion of the shares of the security are on loan at September 30, 2023.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 2.2% of net assets as of September 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Reflects separate holdings of the issuer's common stock traded on different securities exchanges.
(d)	Non-income producing security.
(e)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2023, total aggregate fair value of the security is $0, representing 0.00% of the Fund's net assets.
(f)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(g)	The rate shown is the annualized seven-day yield at September 30, 2023.
(h)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(i)	Investment of cash collateral for securities loaned.
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.
221

SPDR S&P INTERNATIONAL DIVIDEND ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$485,613,382	$268,588	$ 0(a)	$485,881,970
Short-Term Investments	31,745,115	—	—	31,745,115
TOTAL INVESTMENTS	$517,358,497	$268,588	$ 0	$517,627,085
(a)	The Fund held Level 3 securities that were valued at $0 at September 30, 2023.
Sector Breakdown as of September 30, 2023

% of Net Assets
Utilities	21.7
Real Estate	13.2
Financials	12.4
Communication Services	11.8
Consumer Staples	11.1
Health Care	7.0
Industrials	6.7
Materials	4.4
Energy	3.9
Information Technology	3.7
Consumer Discretionary	3.1
Short-Term Investments	6.5
Liabilities in Excess of Other Assets	(5.5)
TOTAL	100.0
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	164,032	$ 164,064	$ 45,194,726	$ 45,099,872	$(109)	$—	258,757	$ 258,809	$ 22,301
State Street Navigator Securities Lending Portfolio II	38,049,552	38,049,552	228,228,013	234,791,259	—	—	31,486,306	31,486,306	193,580
Total		$38,213,616	$273,422,739	$279,891,131	$(109)	$—		$ 31,745,115	$215,881
See accompanying notes to financial statements.
222

SPDR INDEX SHARES FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2023

	SPDR EURO STOXX 50 ETF	SPDR MSCI ACWI Climate Paris Aligned ETF	SPDR MSCI ACWI ex-US ETF	SPDR MSCI EAFE Fossil Fuel Reserves Free ETF
ASSETS
Investments in unaffiliated issuers, at value*	$2,353,312,637	$229,886,304	$1,429,413,382	$222,126,957
Investments in affiliated issuers, at value	517,645	9,458,895	46,989,257	3,158,872
Total Investments	2,353,830,282	239,345,199	1,476,402,639	225,285,829
Foreign currency, at value	206,520	460,880	7,155,042	508,905
Net cash at broker	—	154,473	694,653	—
Cash	59	1,181	458,408	—
Receivable for investments sold	—	—	—	—
Dividends receivable — unaffiliated issuers	1,464,291	291,616	3,595,584	566,804
Dividends receivable — affiliated issuers	3,937	7,557	4,887	849
Securities lending income receivable — unaffiliated issuers	5,360	836	9,794	543
Securities lending income receivable — affiliated issuers	22,129	2,578	23,943	1,126
Receivable for foreign taxes recoverable	6,081,687	118,242	2,671,399	510,344
Other receivable	21,910	1,382	618	1,383
TOTAL ASSETS	2,361,636,175	240,383,944	1,491,016,967	226,875,783
LIABILITIES
Payable upon return of securities loaned	—	7,811,145	46,462,476	3,114,574
Payable for investments purchased	—	—	—	—
Payable to broker – accumulated variation margin on open futures contracts	—	92,925	326,712	—
Deferred foreign taxes payable	—	16,164	1,189,421	—
Advisory fee payable	577,209	23,633	370,454	37,639
Trustees’ fees and expenses payable	—	63	773	128
Accrued expenses and other liabilities	1,640,129	—	—	—
TOTAL LIABILITIES	2,217,338	7,943,930	48,349,836	3,152,341
NET ASSETS	$2,359,418,837	$232,440,014	$1,442,667,131	$223,723,442
NET ASSETS CONSIST OF:
Paid-in capital	$3,154,017,101	$243,233,854	$1,679,521,469	$249,910,414
Total distributable earnings (loss)**	(794,598,264)	(10,793,840)	(236,854,338)	(26,186,972)
NET ASSETS	$2,359,418,837	$232,440,014	$1,442,667,131	$223,723,442
NET ASSET VALUE PER SHARE
Net asset value per share	$ 42.21	$ 28.35	$ 25.00	$ 35.51
Shares outstanding (unlimited amount authorized, $0.01 par value)	55,900,967	8,200,000	57,699,982	6,300,000
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$2,445,022,903	$228,214,525	$1,485,652,671	$238,348,433
Investments in affiliated issuers	517,645	9,464,422	46,989,257	3,158,872
Total cost of investments	$2,445,540,548	$237,678,947	$1,532,641,928	$241,507,305
Foreign currency, at cost	$ 206,452	$ 456,035	$ 7,236,245	$ 508,447
* Includes investments in securities on loan, at value	$ —	$ 8,165,329	$ 60,844,717	$ 5,720,036
** Includes deferred foreign taxes	$ —	$ 16,164	$ 1,187,185	$ —
See accompanying notes to financial statements.
223

SPDR MSCI EAFE StrategicFactors ETF	SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	SPDR MSCI Emerging Markets StrategicFactors ETF	SPDR MSCI World StrategicFactors ETF	SPDR S&P Emerging Asia Pacific ETF	SPDR S&P Emerging Markets Dividend ETF	SPDR S&P Emerging Markets Small Cap ETF

$ 919,133,057	$ 75,456,047	$ 45,945,448	$85,569,815	$338,689,577	$ 249,939,511	$788,340,334
16,609,975	544,372	845,496	2,831,862	6,804,109	584,682	16,300,523
935,743,032	76,000,419	46,790,944	88,401,677	345,493,686	250,524,193	804,640,857
2,036,845	237,784	110,052	124,695	1,226,293	1,559,405	3,433,322
—	—	—	—	—	98,660	518,380
102	—	7,033	120	496,191	19	945,155
—	—	21	—	16,136	61	262,876
2,922,549	104,274	67,302	134,245	450,845	733,382	1,210,385
1,109	126	745	769	957	7,526	14,061
1,625	1,090	715	109	7,821	7,930	175,887
6,241	435	890	853	4,689	49	40,498
2,306,187	2,218	307	57,759	—	1,641	41,264
—	1,382	—	—	—	—	—
943,017,690	76,347,728	46,978,009	88,720,227	347,696,618	252,932,866	811,282,685

16,583,362	520,327	710,915	2,667,879	6,677,860	12,732	13,157,590
—	1,676	381	—	59,297	1,317,188	374,369
—	—	—	—	—	53,287	255,487
—	278,797	198,422	—	2,488,986	37,739	4,247,495
236,112	18,965	11,355	21,723	139,142	99,884	426,341
71	78	36	—	177	59	179
—	1,128	—	—	—	—	—
16,819,545	820,971	921,109	2,689,602	9,365,462	1,520,889	18,461,461
$ 926,198,145	$ 75,526,757	$ 46,056,900	$86,030,625	$338,331,156	$ 251,411,977	$792,821,224

$1,047,437,996	$ 93,208,308	$ 56,938,182	$76,129,499	$410,796,425	$ 529,593,251	$864,523,681
(121,239,851)	(17,681,551)	(10,881,282)	9,901,126	(72,465,269)	(278,181,274)	(71,702,457)
$ 926,198,145	$ 75,526,757	$ 46,056,900	$86,030,625	$338,331,156	$ 251,411,977	$792,821,224

$ 67.36	$ 29.05	$ 54.18	$ 101.21	$ 98.07	$ 29.75	$ 53.57
13,750,000	2,600,000	850,000	850,000	3,450,000	8,450,000	14,800,000

$ 966,673,107	$ 83,349,763	$ 45,968,329	$73,835,753	$341,275,902	$ 259,663,030	$749,810,002
16,609,975	544,372	845,496	2,833,023	6,804,109	584,682	16,300,523
$ 983,283,082	$ 83,894,135	$ 46,813,825	$76,668,776	$ 348,080,011	$ 260,247,712	$ 766,110,525
$ 2,035,222	$ 242,861	$ 133,662	$ 125,460	$ 1,226,655	$ 1,562,094	$ 3,440,662
$ 21,809,704	$ 1,124,115	$ 864,898	$ 2,948,470	$ 8,268,874	$ 1,239,902	$ 48,840,125
$ —	$ 278,796	$ 198,422	$ —	$ 2,488,986	$ 37,738	$ 4,242,127
224

SPDR INDEX SHARES FUNDS
STATEMENTS OF ASSETS AND LIABILITIES  (continued)
September 30, 2023

	SPDR S&P Global Dividend ETF	SPDR S&P Global Infrastructure ETF	SPDR S&P International Dividend ETF
ASSETS
Investments in unaffiliated issuers, at value*	$ 206,755,567	$415,758,689	$ 485,881,970
Investments in affiliated issuers, at value	21,720,668	9,059,488	31,745,115
Total Investments	228,476,235	424,818,177	517,627,085
Foreign currency, at value	1,148,878	333,930	374,993
Net cash at broker	205,698	—	—
Receivable for investments sold	79,426	30,575,016	—
Dividends receivable — unaffiliated issuers	1,148,629	1,333,164	2,757,227
Dividends receivable — affiliated issuers	4,763	3,856	2,793
Securities lending income receivable — unaffiliated issuers	640	342	1,609
Securities lending income receivable — affiliated issuers	8,253	2,981	13,198
Receivable for foreign taxes recoverable	374,958	58,893	1,553,224
TOTAL ASSETS	231,447,480	457,126,359	522,330,129
LIABILITIES
Due to custodian	14,633	—	—
Payable upon return of securities loaned	20,930,864	7,690,543	31,486,306
Payable for investments purchased	615,407	29,011,973	53,931
Payable for fund shares repurchased	—	2,476,656	—
Payable to broker – accumulated variation margin on open futures contracts	84,111	—	—
Advisory fee payable	72,774	144,442	194,526
Trustees’ fees and expenses payable	126	235	241
TOTAL LIABILITIES	21,717,915	39,323,849	31,735,004
NET ASSETS	$ 209,729,565	$417,802,510	$ 490,595,125
NET ASSETS CONSIST OF:
Paid-in capital	$ 335,888,470	$512,973,439	$1,021,334,730
Total distributable earnings (loss)**	(126,158,905)	(95,170,929)	(530,739,605)
NET ASSETS	$ 209,729,565	$417,802,510	$ 490,595,125
NET ASSET VALUE PER SHARE
Net asset value per share	$ 54.83	$ 49.44	$ 33.03
Shares outstanding (unlimited amount authorized, $0.01 par value)	3,825,000	8,450,000	14,851,326
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$ 238,277,064	$ 450,111,624	$ 516,559,271
Investments in affiliated issuers	21,761,727	9,059,488	31,745,115
Total cost of investments	$ 260,038,791	$ 459,171,112	$ 548,304,386
Foreign currency, at cost	$ 1,173,176	$ 334,438	$ 375,531
* Includes investments in securities on loan, at value	$ 26,653,650	$ 8,145,517	$ 51,342,482
See accompanying notes to financial statements.
225

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226

SPDR INDEX SHARES FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2023

	SPDR EURO STOXX 50 ETF	SPDR MSCI ACWI Climate Paris Aligned ETF	SPDR MSCI ACWI ex-US ETF	SPDR MSCI EAFE Fossil Fuel Reserves Free ETF
INVESTMENT INCOME
Dividend income — unaffiliated issuers	$ 89,945,915	$ 4,786,405	$ 52,310,370	$ 7,597,750
Dividend income — affiliated issuers	53,715	64,702	93,444	12,890
Unaffiliated securities lending income	45,506	7,739	148,599	17,182
Affiliated securities lending income	188,365	40,736	352,466	43,028
Foreign taxes withheld	(4,641,157)	(264,327)	(4,613,534)	(731,736)
TOTAL INVESTMENT INCOME (LOSS)	85,592,344	4,635,255	48,291,345	6,939,114
EXPENSES
Advisory fee	6,664,891	279,968	4,586,589	472,575
Trustees’ fees and expenses	21,971	2,780	18,353	2,879
Miscellaneous expenses	62,271	14,465	48,694	17,173
TOTAL EXPENSES	6,749,133	297,213	4,653,636	492,627
NET INVESTMENT INCOME (LOSS)	$ 78,843,211	$ 4,338,042	$ 43,637,709	$ 6,446,487
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers*	(465,082)	(4,104,253)	(34,392,358)	(3,880,212)
Investments — affiliated issuers	(49)	59	—	(168)
In-kind redemptions — unaffiliated issuers	71,017,096	2,579,904	56,029,281	11,453,182
In-kind redemptions — affiliated issuers	—	158	—	—
Foreign currency transactions	(179,202)	(28,571)	(951,458)	259
Futures contracts	—	321,472	(379,772)	—
Net realized gain (loss)	70,372,763	(1,231,231)	20,305,693	7,573,061
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers**	417,423,072	35,998,379	218,091,688	36,995,056
Investments — affiliated issuers	(128)	3,688	—	(1)
Foreign currency translations	701,646	18,902	353,175	39,673
Futures contracts	—	(95,451)	(327,156)	—
Net change in unrealized appreciation/depreciation	418,124,590	35,925,518	218,117,707	37,034,728
NET REALIZED AND UNREALIZED GAIN (LOSS)	488,497,353	34,694,287	238,423,400	44,607,789
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$567,340,564	$39,032,329	$282,061,109	$51,054,276
* Includes foreign capital gain taxes	$ —	$ (3,815)	$ (2,559)	$ —
** Includes foreign deferred taxes	$ —	$ (16,164)	$ (1,187,185)	$ —
See accompanying notes to financial statements.
227

SPDR MSCI EAFE StrategicFactors ETF	SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	SPDR MSCI Emerging Markets StrategicFactors ETF	SPDR MSCI World StrategicFactors ETF	SPDR S&P Emerging Asia Pacific ETF	SPDR S&P Emerging Markets Dividend ETF	SPDR S&P Emerging Markets Small Cap ETF

$ 34,221,881	$ 2,623,111	$ 2,227,640	$ 1,917,658	$10,534,925	$14,074,687	$ 23,312,077
38,730	3,293	7,146	7,395	18,472	32,636	91,502
44,422	9,492	7,268	2,733	78,874	70,089	1,886,537
175,326	6,077	4,999	11,697	75,839	5,849	391,798
(2,692,073)	(322,090)	(283,116)	(92,133)	(1,319,361)	(1,760,759)	(2,949,371)
31,788,286	2,319,883	1,963,937	1,847,350	9,388,749	12,422,502	22,732,543

2,817,859	257,076	128,181	227,445	1,732,263	1,020,461	4,510,127
10,403	1,092	522	826	4,203	2,315	7,603
29,193	2,842	1,427	13,641	10,219	5,813	12,099
2,857,455	261,010	130,130	241,912	1,746,685	1,028,589	4,529,829
$ 28,930,831	$ 2,058,873	$ 1,833,807	$ 1,605,438	$ 7,642,064	$ 11,393,913	$ 18,202,714

(30,095,895)	(2,405,002)	(1,025,727)	(970,993)	2,383,604	9,931,649	(5,235,687)
(868)	(170)	(125)	(25)	—	21,834	1,171
25,032,586	(544,964)	(58,787)	—	2,185,847	(199,845)	1,513,539
—	—	—	—	—	—	—
(6,343)	(92,176)	(522,731)	(4,206)	(171,674)	(641,932)	(607,772)
—	—	—	—	—	189,345	(67,705)
(5,070,520)	(3,042,312)	(1,607,370)	(975,224)	4,397,777	9,301,051	(4,396,454)

143,799,761	10,436,836	4,017,426	12,239,125	23,814,541	47,290,352	109,819,213
—	(10)	(20)	1,234	—	—	—
122,255	5,369	11,699	7,123	99,305	12,057	51,518
—	—	—	—	—	38,739	181,273
143,922,016	10,442,195	4,029,105	12,247,482	23,913,846	47,341,148	110,052,004
138,851,496	7,399,883	2,421,735	11,272,258	28,311,623	56,642,199	105,655,550
$167,782,327	$ 9,458,756	$ 4,255,542	$12,877,696	$35,953,687	$ 68,036,112	$123,858,264
$ —	$ (86,601)	$ (44,659)	$ —	$ (804,152)	$ —	$ (1,870,568)
$ —	$ (278,796)	$ (198,422)	$ —	$ (2,488,986)	$ (37,738)	$ (4,242,127)
228

SPDR INDEX SHARES FUNDS
STATEMENTS OF OPERATIONS  (continued)
For the Year Ended September 30, 2023

	SPDR S&P Global Dividend ETF	SPDR S&P Global Infrastructure ETF	SPDR S&P International Dividend ETF
INVESTMENT INCOME
Dividend income — unaffiliated issuers	$ 13,450,020	$20,468,315	$26,092,785
Dividend income — affiliated issuers	39,660	36,560	22,301
Unaffiliated securities lending income	31,790	21,788	88,092
Affiliated securities lending income	96,129	66,569	193,580
Foreign taxes withheld	(969,238)	(1,075,184)	(2,310,868)
TOTAL INVESTMENT INCOME (LOSS)	12,648,361	19,518,048	24,085,890
EXPENSES
Advisory fee	936,424	2,140,378	2,310,964
Trustees’ fees and expenses	2,902	6,818	6,347
Miscellaneous expenses	18,712	10,071	23,612
TOTAL EXPENSES	958,038	2,157,267	2,340,923
NET INVESTMENT INCOME (LOSS)	$ 11,690,323	$17,360,781	$21,744,967
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers*	(16,566,278)	(9,386,154)	(9,825,813)
Investments — affiliated issuers	41,182	(715)	(109)
In-kind redemptions — unaffiliated issuers	1,874,000	29,270,074	6,835,128
Foreign currency transactions	20,260	338,546	(819,251)
Futures contracts	86,325	—	—
Net realized gain (loss)	(14,544,511)	20,221,751	(3,810,045)
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers**	20,491,934	2,185,542	69,782,499
Investments — affiliated issuers	(41,093)	(153)	—
Foreign currency translations	16,636	75,219	155,657
Futures contracts	(84,167)	—	—
Net change in unrealized appreciation/depreciation	20,383,310	2,260,608	69,938,156
NET REALIZED AND UNREALIZED GAIN (LOSS)	5,838,799	22,482,359	66,128,111
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 17,529,122	$39,843,140	$87,873,078
See accompanying notes to financial statements.
229

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230

SPDR INDEX SHARES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	SPDR EURO STOXX 50 ETF		SPDR MSCI ACWI Climate Paris Aligned ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/23	Year Ended(a) 9/30/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 78,843,211	$ 62,165,299	$ 4,338,042	$ 3,175,580
Net realized gain (loss)	70,372,763	62,058,796	(1,231,231)	4,558,797
Net change in unrealized appreciation/depreciation	418,124,590	(713,476,491)	35,925,518	(60,966,967)
Net increase (decrease) in net assets resulting from operations	567,340,564	(589,252,396)	39,032,329	(53,232,590)
Net equalization credits and charges	524,853	(3,663,100)	(46,992)	815,674
Distributions to shareholders	(78,231,979)	(73,669,991)	(4,221,883)	(3,322,265)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	782,429,288	196,410,776	—	182,239,356
Cost of shares redeemed	(191,729,569)	(876,206,574)	(8,378,855)	(32,720,585)
Net income equalization	(524,853)	3,663,100	46,992	(815,674)
Other Capital	—	2,359	1,519	19,296
Net increase (decrease) in net assets from beneficial interest transactions	590,174,866	(676,130,339)	(8,330,344)	148,722,393
Net increase (decrease) in net assets during the period	1,079,808,304	(1,342,715,826)	26,433,110	92,983,212
Net assets at beginning of period	1,279,610,533	2,622,326,359	206,006,904	113,023,692
NET ASSETS AT END OF PERIOD	$2,359,418,837	$ 1,279,610,533	$232,440,014	$206,006,904
SHARES OF BENEFICIAL INTEREST:
Shares sold	19,000,000	5,450,000	—	6,000,000
Shares redeemed	(4,250,000)	(22,000,000)	(300,000)	(1,100,000)
Net increase (decrease) from share transactions	14,750,000	(16,550,000)	(300,000)	4,900,000

(a)	On April 22, 2022 the SPDR MSCI ACWI Climate Paris Aligned ETF underwent a 4-for-1 stock split. The capital share activity presented here has been retroactively adjusted to reflect this split. See Note 12.
See accompanying notes to financial statements.
231

SPDR MSCI ACWI ex-US ETF		SPDR MSCI EAFE Fossil Fuel Reserves Free ETF		SPDR MSCI EAFE StrategicFactors ETF
Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/23(b)	Year Ended 9/30/22(b)	Year Ended 9/30/23	Year Ended 9/30/22

$ 43,637,709	$ 49,477,375	$ 6,446,487	$ 6,707,743	$ 28,930,831	$ 25,236,762
20,305,693	(2,480,158)	7,573,061	5,931,656	(5,070,520)	17,412,650
218,117,707	(495,346,663)	37,034,728	(88,120,607)	143,922,016	(262,206,319)
282,061,109	(448,349,446)	51,054,276	(75,481,208)	167,782,327	(219,556,907)
—	—	(303,592)	279,056	—	—
(46,277,058)	(55,147,029)	(6,604,789)	(7,750,066)	(27,515,344)	(26,318,489)

106,601,319	149,692,691	21,946,223	73,423,541	258,244,434	342,034,492
(220,513,548)	(88,955,523)	(45,008,663)	(28,100,171)	(159,635,918)	(219,520,437)
—	—	303,592	(279,056)	—	—
85,872	87,479	1,162	2,614	10,318	12,062
(113,826,357)	60,824,647	(22,757,686)	45,046,928	98,618,834	122,526,117
121,957,694	(442,671,828)	21,388,209	(37,905,290)	238,885,817	(123,349,279)
1,320,709,437	1,763,381,265	202,335,233	240,240,523	687,312,328	810,661,607
$1,442,667,131	$1,320,709,437	$223,723,442	$202,335,233	$ 926,198,145	$ 687,312,328

4,400,000	5,200,000	600,000	1,900,000	3,850,000	4,800,000
(8,600,000)	(3,800,000)	(1,200,000)	(800,000)	(2,350,000)	(3,300,000)
(4,200,000)	1,400,000	(600,000)	1,100,000	1,500,000	1,500,000

(b)	On January 12, 2023 the SPDR MSCI EAFE Fossil Fuel Reserves Free ETF underwent a 2-for-1 stock split. The capital share activity presented here has been retroactively adjusted to reflect this split. See Note 12.
232

SPDR INDEX SHARES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS  (continued)

	SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF		SPDR MSCI Emerging Markets StrategicFactors ETF
	Year Ended 9/30/23(c)	Year Ended 9/30/22(c)	Year Ended 9/30/23	Year Ended 9/30/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 2,058,873	$ 2,716,216	$ 1,833,807	$ 2,267,766
Net realized gain (loss)	(3,042,312)	195,566	(1,607,370)	3,434,332
Net change in unrealized appreciation/depreciation	10,442,195	(39,193,555)	4,029,105	(19,867,428)
Net increase (decrease) in net assets resulting from operations	9,458,756	(36,281,773)	4,255,542	(14,165,330)
Net equalization credits and charges	(77,740)	(393,746)	—	—
Distributions to shareholders	(2,131,643)	(2,383,221)	(2,119,145)	(2,126,097)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	3,078,848	3,198,951	6,888,657	1,402,308
Cost of shares redeemed	(20,557,319)	(51,308,507)	(2,789,469)	(26,953,364)
Net income equalization	77,740	393,746	—	—
Other Capital	40,408	93,759	10,921	43,114
Net increase (decrease) in net assets from beneficial interest transactions	(17,360,323)	(47,622,051)	4,110,109	(25,507,942)
Net increase (decrease) in net assets during the period	(10,110,950)	(86,680,791)	6,246,506	(41,799,369)
Net assets at beginning of period	85,637,707	172,318,498	39,810,394	81,609,763
NET ASSETS AT END OF PERIOD	$ 75,526,757	$ 85,637,707	$46,056,900	$ 39,810,394
SHARES OF BENEFICIAL INTEREST:
Shares sold	100,000	100,000	125,000	25,000
Shares redeemed	(700,000)	(1,500,000)	(50,000)	(450,000)
Net increase (decrease) from share transactions	(600,000)	(1,400,000)	75,000	(425,000)

(c)	On January 12, 2023 the SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF underwent a 2-for-1 stock split. The capital share activity presented here has been retroactively adjusted to reflect this split. See Note 12.
See accompanying notes to financial statements.
233

SPDR MSCI World StrategicFactors ETF		SPDR S&P Emerging Asia Pacific ETF		SPDR S&P Emerging Markets Dividend ETF
Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/23	Year Ended 9/30/22

$ 1,605,438	$ 1,177,182	$ 7,642,064	$ 9,278,936	$ 11,393,913	$ 10,386,384
(975,224)	(290,630)	4,397,777	27,637,205	9,301,051	(2,679,301)
12,247,482	(11,431,493)	23,913,846	(164,151,193)	47,341,148	(61,533,484)
12,877,696	(10,544,941)	35,953,687	(127,235,052)	68,036,112	(53,826,401)
—	—	—	—	219,796	(310,846)
(1,465,993)	(1,118,528)	(9,186,047)	(15,021,993)	(11,333,930)	(11,300,604)

15,109,491	19,420,491	15,423,194	—	23,541,657	5,473,970
—	—	(38,730,337)	(122,500,655)	(9,330,355)	(55,163,172)
—	—	—	—	(219,796)	310,846
265	427	58,609	122,592	38,272	75,342
15,109,756	19,420,918	(23,248,534)	(122,378,063)	14,029,778	(49,303,014)
26,521,459	7,757,449	3,519,106	(264,635,108)	70,951,756	(114,740,865)
59,509,166	51,751,717	334,812,050	599,447,158	180,460,221	295,201,086
$86,030,625	$ 59,509,166	$338,331,156	$ 334,812,050	$ 251,411,977	$ 180,460,221

150,000	200,000	150,000	—	800,000	200,000
—	—	(400,000)	(1,100,000)	(400,000)	(2,050,000)
150,000	200,000	(250,000)	(1,100,000)	400,000	(1,850,000)
234

SPDR INDEX SHARES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS  (continued)

	SPDR S&P Emerging Markets Small Cap ETF		SPDR S&P Global Dividend ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/23	Year Ended 9/30/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 18,202,714	$ 16,936,538	$ 11,690,323	$ 12,526,844
Net realized gain (loss)	(4,396,454)	(8,082,361)	(14,544,511)	5,479,298
Net change in unrealized appreciation/depreciation	110,052,004	(144,437,419)	20,383,310	(54,483,813)
Net increase (decrease) in net assets resulting from operations	123,858,264	(135,583,242)	17,529,122	(36,477,671)
Distributions to shareholders	(18,030,510)	(20,565,254)	(11,949,184)	(13,101,784)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	149,953,084	78,950,990	13,244,751	59,800,362
Cost of shares redeemed	(15,315,700)	(21,893,470)	(25,836,654)	(116,496,101)
Other Capital	177,313	105,637	4,079	14,925
Net increase (decrease) in net assets from beneficial interest transactions	134,814,697	57,163,157	(12,587,824)	(56,680,814)
Contribution from affiliate (Note 4)	1,489	—	—	—
Net increase (decrease) in net assets during the period	240,643,940	(98,985,339)	(7,007,886)	(106,260,269)
Net assets at beginning of period	552,177,284	651,162,623	216,737,451	322,997,720
NET ASSETS AT END OF PERIOD	$792,821,224	$ 552,177,284	$209,729,565	$ 216,737,451
SHARES OF BENEFICIAL INTEREST:
Shares sold	3,000,000	1,500,000	225,000	925,000
Shares redeemed	(300,000)	(400,000)	(450,000)	(1,775,000)
Net increase (decrease) from share transactions	2,700,000	1,100,000	(225,000)	(850,000)
See accompanying notes to financial statements.
235

SPDR S&P Global Infrastructure ETF		SPDR S&P International Dividend ETF
Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/23	Year Ended 9/30/22

$ 17,360,781	$ 12,863,146	$ 21,744,967	$ 24,516,478
20,221,751	1,195,684	(3,810,045)	(20,934,384)
2,260,608	(52,340,562)	69,938,156	(124,141,295)
39,843,140	(38,281,732)	87,873,078	(120,559,201)
(17,967,278)	(13,769,273)	(21,235,945)	(27,767,256)

67,977,073	142,208,958	69,132,651	48,348,387
(161,763,372)	(39,272,581)	(105,290,301)	(72,705,380)
5,813	8,857	45,486	23,905
(93,780,486)	102,945,234	(36,112,164)	(24,333,088)
—	—	—	—
(71,904,624)	50,894,229	30,524,969	(172,659,545)
489,707,134	438,812,905	460,070,156	632,729,701
$ 417,802,510	$489,707,134	$ 490,595,125	$ 460,070,156

1,300,000	2,600,000	2,150,000	1,350,000
(3,050,000)	(700,000)	(3,150,000)	(2,100,000)
(1,750,000)	1,900,000	(1,000,000)	(750,000)
236

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR EURO STOXX 50 ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)
Net asset value, beginning of period	$ 31.10	$ 45.45	$ 36.40	$ 37.79	$ 38.35
Income (loss) from investment operations:
Net investment income (loss) (b)	1.47	1.30	1.06	0.81	1.02
Net realized and unrealized gain (loss) (c)	10.99	(13.98)	8.77	(1.46)	(0.49)
Total from investment operations	12.46	(12.68)	9.83	(0.65)	0.53
Net equalization credits and charges (b)	0.01	(0.08)	0.12	(0.00)(d)	(0.01)
Other capital	—	0.00(d)	—	—	—
Distributions to shareholders from:
Net investment income	(1.36)	(1.59)	(0.90)	(0.74)	(1.08)
Net asset value, end of period	$ 42.21	$ 31.10	$ 45.45	$ 36.40	$ 37.79
Total return (e)	40.03%	(28.73)%	27.32%	(1.65)%	1.43%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$2,359,419	$1,279,611	$2,622,326	$1,747,270	$2,050,307
Ratios to average net assets:
Total expenses	0.29%	0.30%	0.29%	0.29%	0.29%
Net investment income (loss)	3.43%	3.16%	2.39%	2.21%	2.80%
Portfolio turnover rate (f)	12%	8%	11%	9%	6%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.
237

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR MSCI ACWI Climate Paris Aligned ETF
	Year Ended 9/30/23	Year Ended 9/30/22(a)	Year Ended 9/30/21(a)	Year Ended 9/30/20(a)	Year Ended 9/30/19(a)(b)
Net asset value, beginning of period	$ 24.24	$ 31.40	$ 25.09	$ 23.01	$ 23.05
Income (loss) from investment operations:
Net investment income (loss) (c)	0.52	0.55	0.53	0.46	0.52
Net realized and unrealized gain (loss) (d)	4.11	(6.37)	6.25	2.13	(0.06)
Total from investment operations	4.63	(5.82)	6.78	2.58	0.46
Net equalization credits and charges (c)	(0.01)	0.14	0.02	(0.03)	0.01
Other capital	0.00(e)	0.00(e)	0.00(e)	0.00	0.00(e)
Distributions to shareholders from:
Net investment income	(0.51)	(1.48)	(0.49)	(0.48)	(0.51)
Net asset value, end of period	$ 28.35	$ 24.24	$ 31.40	$ 25.09	$ 23.01
Total return (f)	19.07%	(21.38)%	27.23%	11.18%	2.25%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$232,440	$206,007	$113,024	$70,239	$82,838
Ratios to average net assets:
Total expenses	0.13%	0.16%	0.24%	0.30%	0.30%
Net expenses	0.13%	0.16%	0.20%	0.20%	0.20%
Net investment income (loss)	1.86%	1.89%	1.75%	1.95%	2.39%
Portfolio turnover rate (g)	12%	32%	10%	10%	15%
(a)	Effective on April 22, 2022, the SPDR MSCI ACWI Climate Paris Aligned ETF underwent a 4-for-1 share split. The per share activity presented here has been retroactively adjusted to reflect this split. (Note 12)
(b)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	Amount is less than $0.005 per share.
(f)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.
238

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR MSCI ACWI ex-US ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)(b)
Net asset value, beginning of period	$ 21.34	$ 29.15	$ 24.01	$ 24.08	$ 24.97
Income (loss) from investment operations:
Net investment income (loss) (c)	0.72	0.77	0.71	0.54	0.76
Net realized and unrealized gain (loss) (d)	3.70	(7.71)	5.05	0.06	(0.95)
Total from investment operations	4.42	(6.94)	5.76	0.60	(0.19)
Other capital	0.00(e)	0.00(e)	0.00(e)	0.00(e)	0.00(e)
Distributions to shareholders from:
Net investment income	(0.76)	(0.87)	(0.62)	(0.67)	(0.70)
Net asset value, end of period	$ 25.00	$ 21.34	$ 29.15	$ 24.01	$ 24.08
Total return	20.80%	(24.46)%	23.98%	2.44%	(0.61)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,442,667	$1,320,709	$1,763,381	$1,270,389	$1,683,113
Ratios to average net assets:
Total expenses	0.30%	0.30%	0.32%	0.34%	0.34%
Net expenses	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income (loss)	2.85%	2.90%	2.48%	2.26%	3.20%
Portfolio turnover rate (f)	4%	2%	5%	4%	3%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	On September 20, 2019, the SPDR MSCI ACWI ex-US ETF underwent a 3-for-2 share split. The per share activity presented here has been retroactively adjusted to reflect this split.
(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	Amount is less than $0.005 per share.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.
239

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR MSCI EAFE Fossil Fuel Reserves Free ETF
	Year Ended 9/30/23(a)	Year Ended 9/30/22(a)	Year Ended 9/30/21(a)	Year Ended 9/30/20(a)	Year Ended 9/30/19(a)(b)
Net asset value, beginning of period	$ 29.33	$ 41.42	$ 33.95	$ 33.67	$ 34.97
Income (loss) from investment operations:
Net investment income (loss) (c)	0.97	1.00	1.08	0.76	0.98
Net realized and unrealized gain (loss) (d)	6.62	(11.96)	7.20	0.14	(1.34)
Total from investment operations	7.59	(10.96)	8.28	0.90	(0.36)
Net equalization credits and charges (c)	(0.05)	0.04	0.08	0.07	0.03
Other capital	0.00(e)	0.00(e)	0.00(e)	0.00(e)	—
Distributions to shareholders from:
Net investment income	(1.36)	(1.17)	(0.89)	(0.69)	(0.97)
Net asset value, end of period	$ 35.51	$ 29.33	$ 41.42	$ 33.95	$ 33.67
Total return (f)	24.61%	(27.02)%	24.65%	2.83%	(0.79)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$223,723	$202,335	$240,241	$122,221	$84,177
Ratios to average net assets:
Total expenses	0.21%	0.20%	0.24%	0.30%	0.30%
Net expenses	0.21%	0.20%	0.20%	0.20%	0.20%
Net investment income (loss)	2.73%	2.69%	2.66%	2.30%	2.97%
Portfolio turnover rate (g)	4%	8%	6%	7%	6%
(a)	Effective on January 12, 2023, the SPDR MSCI EAFE Fossil Fuel Reserves Free ETF underwent a 2-for-1 share split. The per share activity presented here has been retroactively adjusted to reflect this split. (Note 12)
(b)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	Amount is less than $0.005 per share.
(f)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.
240

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR MSCI EAFE StrategicFactors ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)
Net asset value, beginning of period	$ 56.11	$ 75.41	$ 61.74	$ 62.85	$ 64.08
Income (loss) from investment operations:
Net investment income (loss) (b)	2.07	2.09	1.94	1.43	1.84
Net realized and unrealized gain (loss) (c)	11.07	(19.22)	13.19	(0.94)	(1.08)
Total from investment operations	13.14	(17.13)	15.13	0.49	0.76
Other capital	0.00(d)	0.00(d)	0.00(d)	0.00(d)	0.00(d)
Distributions to shareholders from:
Net investment income	(1.89)	(2.17)	(1.46)	(1.60)	(1.99)
Net asset value, end of period	$ 67.36	$ 56.11	$ 75.41	$ 61.74	$ 62.85
Total return (e)	23.45%	(23.29)%	24.57%	0.69%	1.39%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$926,198	$687,312	$810,662	$385,852	$320,538
Ratios to average net assets:
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income (loss)	3.08%	3.00%	2.65%	2.32%	3.02%
Portfolio turnover rate (f)	14%	14%	13%	14%	12%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.
241

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF
	Year Ended 9/30/23(a)	Year Ended 9/30/22(a)	Year Ended 9/30/21(a)	Year Ended 9/30/20(a)	Year Ended 9/30/19(a)(b)
Net asset value, beginning of period	$ 26.76	$ 37.46	$ 32.76	$ 29.89	$ 31.36
Income (loss) from investment operations:
Net investment income (loss) (c)	0.71	0.73	0.66	0.58	1.08(d)
Net realized and unrealized gain (loss) (e)	2.82	(10.71)	4.53	2.98	(2.09)
Total from investment operations	3.53	(9.98)	5.19	3.56	(1.01)
Net equalization credits and charges (c)	(0.03)	(0.11)	0.04	0.16	0.14
Other capital	0.01	0.03	0.02	0.02	0.03
Distributions to shareholders from:
Net investment income	(1.22)	(0.64)	(0.55)	(0.87)	(0.63)
Net asset value, end of period	$ 29.05	$ 26.76	$ 37.46	$ 32.76	$ 29.89
Total return (f)	11.20%	(27.26)%	16.00%	12.59%	(2.62)%(d)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$75,527	$85,638	$172,318	$94,995	$71,720
Ratios to average net assets:
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income (loss)	2.40%	2.12%	1.69%	1.88%	3.54%(d)
Portfolio turnover rate (g)	9%	8%	11%	17%	7%
(a)	Effective on January 12, 2023, the SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF underwent a 2-for-1 share split. The per share activity presented here has been retroactively adjusted to reflect this split. (Note 12)
(b)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(d)	Net investment income per share and ratio of net investment income to average net assets reflect receipt of special dividend from portfolio holding. The resulting increase to net investment income amounted to $0.68 per share and 1.13% of average net assets. If the special dividends were not received during the year ended September 30, 2019, the total return would have been (3.73%).
(e)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(f)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.
242

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR MSCI Emerging Markets StrategicFactors ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)
Net asset value, beginning of period	$ 51.37	$ 68.01	$ 56.44	$ 57.51	$ 59.60
Income (loss) from investment operations:
Net investment income (loss) (b)	2.36	2.05	1.39	1.39	1.63
Net realized and unrealized gain (loss) (c)	3.25	(16.91)	11.58	(0.70)	(2.02)
Total from investment operations	5.61	(14.86)	12.97	0.69	(0.39)
Other capital	0.01	0.04	0.09	0.05	0.01
Distributions to shareholders from:
Net investment income	(2.81)	(1.82)	(1.49)	(1.81)	(1.71)
Net asset value, end of period	$ 54.18	$ 51.37	$ 68.01	$ 56.44	$ 57.51
Total return (d)	11.03%	(22.33)%	23.25%	1.18%	(0.52)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$46,057	$39,810	$81,610	$148,165	$268,867
Ratios to average net assets:
Total expenses	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income (loss)	4.29%	3.26%	2.10%	2.50%	2.84%
Portfolio turnover rate (e)	25%	23%	26%	23%	23%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.
243

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR MSCI World StrategicFactors ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)
Net asset value, beginning of period	$ 85.01	$103.50	$ 83.48	$ 80.58	$ 78.67
Income (loss) from investment operations:
Net investment income (loss) (b)	2.09	2.04	1.83	1.67	1.61
Net realized and unrealized gain (loss) (c)	16.03	(18.49)	19.90	3.07	2.10
Total from investment operations	18.12	(16.45)	21.73	4.74	3.71
Other capital	0.00(d)	0.00(d)	—	0.00(d)	0.00(d)
Distributions to shareholders from:
Net investment income	(1.92)	(2.04)	(1.71)	(1.84)	(1.80)
Net asset value, end of period	$101.21	$ 85.01	$103.50	$ 83.48	$ 80.58
Total return (e)	21.40%	(16.24)%	26.15%	5.87%	4.99%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$86,031	$59,509	$51,752	$41,741	$24,175
Ratios to average net assets:
Total expenses	0.32%	0.30%	0.30%	0.30%	0.30%
Net investment income (loss)	2.12%	2.03%	1.88%	2.05%	2.13%
Portfolio turnover rate (f)	14%	13%	25%	18%	14%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.
244

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P Emerging Asia Pacific ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)
Net asset value, beginning of period	$ 90.49	$ 124.88	$ 110.29	$ 93.67	$ 97.31
Income (loss) from investment operations:
Net investment income (loss) (b)	2.13	2.17	1.69	1.66	1.89
Net realized and unrealized gain (loss) (c)	8.03	(33.17)	14.53	16.72	(3.50)
Total from investment operations	10.16	(31.00)	16.22	18.38	(1.61)
Other capital	0.02	0.03	0.06	0.03	0.02
Distributions to shareholders from:
Net investment income	(2.60)	(3.42)	(1.69)	(1.79)	(2.05)
Net asset value, end of period	$ 98.07	$ 90.49	$ 124.88	$ 110.29	$ 93.67
Total return	11.28%	(25.42)%	14.73%	19.82%	(1.56)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$338,331	$334,812	$599,447	$540,439	$440,267
Ratios to average net assets:
Total expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income (loss)	2.16%	1.92%	1.31%	1.67%	2.01%
Portfolio turnover rate (d)	9%	2%	17%	8%	14%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.
245

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P Emerging Markets Dividend ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)
Net asset value, beginning of period	$ 22.42	$ 29.82	$ 24.29	$ 29.99	$ 30.87
Income (loss) from investment operations:
Net investment income (loss) (b)	1.45	1.12	1.05	0.96	1.25
Net realized and unrealized gain (loss) (c)	7.25	(7.18)	5.51	(5.68)	(0.87)
Total from investment operations	8.70	(6.06)	6.56	(4.72)	0.38
Net equalization credits and charges (b)	0.03	(0.03)	(0.01)	(0.01)	(0.03)
Contribution from affiliate	—	—	—	—	0.01
Other capital	0.00(d)	0.01	0.00(d)	0.01	0.01
Distributions to shareholders from:
Net investment income	(1.40)	(1.32)	(1.02)	(0.98)	(1.25)
Net asset value, end of period	$ 29.75	$ 22.42	$ 29.82	$ 24.29	$ 29.99
Total return	39.27%	(20.86)%	26.96%	(15.71)%	1.09%(e)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$251,412	$180,460	$295,201	$255,057	$410,811
Ratios to average net assets:
Total expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income (loss)	5.47%	3.94%	3.63%	3.47%	4.00%
Portfolio turnover rate (f)	99%	71%	75%	78%	73%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	If the Affiliate had not made a voluntary contribution during the year ended September 30, 2019, the total return would have been 1.06%.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.
246

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P Emerging Markets Small Cap ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)
Net asset value, beginning of period	$ 45.63	$ 59.20	$ 44.37	$ 43.50	$ 44.89
Income (loss) from investment operations:
Net investment income (loss) (b)	1.34	1.47	1.09	0.94	1.12
Net realized and unrealized gain (loss) (c)	7.90	(13.23)	14.99	1.11	(1.21)
Total from investment operations	9.24	(11.76)	16.08	2.05	(0.09)
Contribution from affiliate (Note 4)	0.00(d)	—	—	—	—
Other capital	0.01	0.01	0.01	0.01	0.01
Distributions to shareholders from:
Net investment income	(1.31)	(1.82)	(1.26)	(1.19)	(1.31)
Net asset value, end of period	$ 53.57	$ 45.63	$ 59.20	$ 44.37	$ 43.50
Total return	20.50%(e)	(20.33)%	36.48%	4.75%	(0.07)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$792,821	$552,177	$651,163	$505,767	$522,052
Ratios to average net assets:
Total expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income (loss)	2.62%	2.70%	1.97%	2.22%	2.58%
Portfolio turnover rate (f)	29%	23%	42%	30%	23%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	If an affiliate had not made a contribution during the year ended September 30, 2023, the total return would have remained 20.50%.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.
247

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P Global Dividend ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)
Net asset value, beginning of period	$ 53.52	$ 65.92	$ 53.12	$ 67.49	$ 68.01
Income (loss) from investment operations:
Net investment income (loss) (b)	2.91	2.92	2.90	2.72	2.85
Net realized and unrealized gain (loss) (c)	1.35	(12.21)	13.07	(14.24)	(0.34)
Total from investment operations	4.26	(9.29)	15.97	(11.52)	2.51
Net equalization credits and charges (b)	—	—	—	—	0.04
Other capital	0.00(d)	0.00(d)	0.01	0.00(d)	0.00(d)
Distributions to shareholders from:
Net investment income	(2.95)	(3.11)	(3.18)	(2.85)	(3.07)
Net asset value, end of period	$ 54.83	$ 53.52	$ 65.92	$ 53.12	$ 67.49
Total return (e)	7.87%	(14.69)%	30.37%	(17.21)%	3.98%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$209,730	$216,737	$322,998	$212,462	$276,689
Ratios to average net assets:
Total expenses	0.41%	0.40%	0.40%	0.40%	0.40%
Net investment income (loss)	4.99%	4.49%	4.46%	4.54%	4.31%
Portfolio turnover rate (f)	71%	49%	49%	82%	53%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.
248

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P Global Infrastructure ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)
Net asset value, beginning of period	$ 48.01	$ 52.87	$ 44.29	$ 53.31	$ 48.50
Income (loss) from investment operations:
Net investment income (loss) (b)	1.72	1.42	1.46	1.48	1.86
Net realized and unrealized gain (loss) (c)	1.37	(4.73)	8.36	(8.96)	4.63
Total from investment operations	3.09	(3.31)	9.82	(7.48)	6.49
Other capital	0.00(d)	0.00(d)	0.00(d)	0.00(d)	0.00(d)
Distributions to shareholders from:
Net investment income	(1.66)	(1.55)	(1.24)	(1.54)	(1.68)
Net asset value, end of period	$ 49.44	$ 48.01	$ 52.87	$ 44.29	$ 53.31
Total return (e)	6.24%	(6.63)%	22.28%	(14.46)%	13.76%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$417,803	$489,707	$438,813	$341,045	$399,823
Ratios to average net assets:
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income (loss)	3.24%	2.60%	2.84%	3.07%	3.69%
Portfolio turnover rate (f)	21%	14%	14%	15%	14%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.
249

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P International Dividend ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)
Net asset value, beginning of period	$ 29.02	$ 38.11	$ 33.70	$ 38.98	$ 38.05
Income (loss) from investment operations:
Net investment income (loss) (b)	1.42	1.50	1.34	1.31	1.47
Net realized and unrealized gain (loss) (c)	3.98	(8.88)	4.44	(4.88)	1.16
Total from investment operations	5.40	(7.38)	5.78	(3.57)	2.63
Net equalization credits and charges (b)	—	—	—	—	(0.01)
Other capital	0.00(d)	0.00(d)	0.00(d)	0.00(d)	0.00(d)
Distributions to shareholders from:
Net investment income	(1.39)	(1.71)	(1.37)	(1.71)	(1.69)
Net asset value, end of period	$ 33.03	$ 29.02	$ 38.11	$ 33.70	$ 38.98
Total return (e)	18.58%	(19.98)%	17.20%	(9.24)%	7.12%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$490,595	$460,070	$632,730	$571,183	$781,556
Ratios to average net assets:
Total expenses	0.46%	0.45%	0.45%	0.45%	0.45%
Net investment income (loss)	4.23%	4.06%	3.52%	3.64%	3.89%
Portfolio turnover rate (f)	64%	71%	54%	65%	66%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.
250

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2023

1.    Organization
SPDR Index Shares Funds (the “Trust”), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of September 30, 2023, the Trust consists of twenty-four (24) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at $0.01 par value. The financial statements herein relate to the following series (each a “Fund”, and collectively, the “Funds”):
SPDR EURO STOXX 50 ETF
SPDR MSCI ACWI Climate Paris Aligned ETF
SPDR MSCI ACWI ex-US ETF
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF
SPDR MSCI EAFE StrategicFactors ETF
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF
SPDR MSCI Emerging Markets StrategicFactors ETF
SPDR MSCI World StrategicFactors ETF
SPDR S&P Emerging Asia Pacific ETF
SPDR S&P Emerging Markets Dividend ETF
SPDR S&P Emerging Markets Small Cap ETF
SPDR S&P Global Dividend ETF
SPDR S&P Global Infrastructure ETF
SPDR S&P International Dividend ETF
Each Fund is classified as a diversified investment company under the 1940 Act, with the exceptions of SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF and SPDR S&P Emerging Asia Pacific ETF which are each a non-diversified investment company.
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation
Each Fund's investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value each Fund’s investments by major category are as follows:
•  Equity investments (including registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
•  Rights and warrants are valued at the last reported sale price obtained from independent pricing services or brokers on the valuation date. If no price is obtained from pricing services or brokers, valuation will be based
251

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

upon the intrinsic value, pursuant to the valuation policy and procedures approved by the Board.
•   Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
•   Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
Fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Funds' underlying benchmarks. Various inputs are used in determining the value of the Funds' investments.
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•  Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•   Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•   Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of each Fund’s investments according to the fair value hierarchy as of September 30, 2023, is disclosed in each Fund’s respective Schedule of Investments.
Investment Transactions and Income Recognition
Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.
Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, or when the information becomes available, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.
Certain Funds invest in U.S. real estate investment trusts (“US REITs”). US REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Funds' policy is to record all REIT distributions initially as dividend income and re-designate a portion to return of capital or capital gain distributions at year end based on information provided by the US REIT and/or SSGA Funds Management, Inc.'s (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual
252

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

information has not yet been reported.
Expenses
Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.
Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.
Foreign Taxes
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM's understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Fund and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Funds' Statements of Assets and Liabilities.
As a result of several court cases, in certain countries across the European Union (“EU"), certain Funds filed for additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for such EU reclaims is reflected in the Statement of Operations and presented separately as "EU Reclaims" in cases where such reclaims exceed 5% of total investment income. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.
For U.S. income tax purposes, EU reclaims received by a Fund, if any, reduce the amounts of foreign taxes the Fund’s shareholders can use as tax credits in their individual income tax returns. In the event that EU reclaims received by a Fund during the fiscal year exceed foreign withholding taxes paid, and the Fund previously passed foreign tax credit on to its shareholders, a Fund will enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of a Fund’s shareholders.
Equalization
Certain Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.
The following Funds utilized equalization during the year ended September 2023:
SPDR EURO STOXX 50 ETF
SPDR MSCI ACWI Climate Paris Aligned ETF
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF
SPDR S&P Emerging Markets Dividend ETF
253

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

Distributions
The following Funds declare and distribute from net investment income, if any, to its shareholders quarterly:
SPDR EURO STOXX 50 ETF
SPDR S&P Emerging Markets Dividend ETF
SPDR S&P Global Dividend ETF
SPDR S&P International Dividend ETF
The following Funds declare and distribute from net investment income, if any, to their shareholders semi-annually:
SPDR MSCI ACWI Climate Paris Aligned ETF
SPDR MSCI ACWI ex-US ETF
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF
SPDR MSCI EAFE StrategicFactors ETF
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF
SPDR MSCI Emerging Markets StrategicFactors ETF
SPDR MSCI World StrategicFactors ETF
SPDR S&P Emerging Asia Pacific ETF
SPDR S&P Emerging Markets Small Cap ETF
SPDR S&P Global Infrastructure ETF
Net realized capital gains, if any, are distributed annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
3.    Derivative Financial Instruments
Futures Contracts
The Funds may enter into futures contracts to meet the Funds’ objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a  Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Securities deposited, if any, are designated on the Schedules of Investments and cash deposited, if any, is included in Net cash at broker on the Statements of Assets and Liabilities. Subsequent payments are made or received by the Funds  equal to the daily change in the contract value, accumulated, exchange rates, and or other transactional fees. The accumulation of those payments are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Funds  recognize a realized gain or loss when the contract is closed.
Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate with the movement of the assets underlying such contracts.
For the year ended September 30, 2023, the SPDR MSCI ACWI Climate Paris Aligned ETF, the SPDR MSCI ACWI ex-US ETF, the SPDR S&P Emerging Markets Dividend ETF, the SPDR S&P Emerging Markets Small Cap ETF and the SPDR S&P Global Dividend ETF entered into futures contracts for cash equitization, to reduce tracking error and to facilitate daily liquidity.
254

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

The following tables summarize the value of the Fund's derivative instruments as of September 30, 2023, and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:
	Liability Derivatives
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
SPDR MSCI ACWI Climate Paris Aligned ETF
Futures Contracts	$—	$—	$—	$ 92,925	$—	$ 92,925
SPDR MSCI ACWI ex-US ETF
Futures Contracts	—	—	—	326,712	—	326,712
SPDR S&P Emerging Markets Dividend ETF
Futures Contracts	—	—	—	53,287	—	53,287
SPDR S&P Emerging Markets Small Cap ETF
Futures Contracts	—	—	—	255,487	—	255,487
SPDR S&P Global Dividend ETF
Futures Contracts	—	—	—	84,111	—	84,111
	Net Realized Gain (Loss)
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
SPDR MSCI ACWI Climate Paris Aligned ETF
Futures Contracts	$—	$—	$—	$ 321,472	$—	$ 321,472
SPDR MSCI ACWI ex-US ETF
Futures Contracts	—	—	—	(379,772)	—	(379,772)
SPDR S&P Emerging Markets Dividend ETF
Futures Contracts	—	—	—	189,345	—	189,345
SPDR S&P Emerging Markets Small Cap ETF
Futures Contracts	—	—	—	(67,705)	—	(67,705)
SPDR S&P Global Dividend ETF
Futures Contracts	—	—	—	86,325	—	86,325
	Net Change in Unrealized Appreciation/Depreciation
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
SPDR MSCI ACWI Climate Paris Aligned ETF
Futures Contracts	$—	$—	$—	$ (95,451)	$—	$ (95,451)
SPDR MSCI ACWI ex-US ETF
Futures Contracts	—	—	—	(327,156)	—	(327,156)
SPDR S&P Emerging Markets Dividend ETF
Futures Contracts	—	—	—	38,739	—	38,739
SPDR S&P Emerging Markets Small Cap ETF
Futures Contracts	—	—	—	181,273	—	181,273
SPDR S&P Global Dividend ETF
Futures Contracts	—	—	—	(84,167)	—	(84,167)
255

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

4.    Fees and Transactions with Affiliates
Advisory Fee
The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services to the Funds, facilities furnished and expenses borne by the Adviser, each Fund pays the Adviser a fee (“Management/Advisory fee”) accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as shown in the following table:
Annual Rate
SPDR EURO STOXX 50 ETF	0.29%
SPDR MSCI ACWI Climate Paris Aligned ETF	0.12
SPDR MSCI ACWI ex-US ETF	0.30
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	0.20
SPDR MSCI EAFE StrategicFactors ETF	0.30
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	0.30
SPDR MSCI Emerging Markets StrategicFactors ETF	0.30
SPDR MSCI World StrategicFactors ETF	0.30
SPDR S&P Emerging Asia Pacific ETF	0.49
SPDR S&P Emerging Markets Dividend ETF	0.49
SPDR S&P Emerging Markets Small Cap ETF	0.65
SPDR S&P Global Dividend ETF	0.40
SPDR S&P Global Infrastructure ETF	0.40
SPDR S&P International Dividend ETF	0.45
From time to time, the Adviser may waive all or a portion of its Management fee. The Adviser has contractually agreed to waive a portion of its Management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until January 31, 2024. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated prior to January 31, 2024 except with the approval of the Funds’ Board of Trustees.
The Adviser pays all the expenses of each Fund other than the Management fee, brokerage expenses, taxes, interest, fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) (including any Trustee’s counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.
Administrator, Custodian, Sub-Administrator and Transfer Agent Fees
SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.
Distributor
State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the distributor of the Trust.
Other Transactions with Affiliates - Securities Lending
State Street, an affiliate of the Funds, acts as the securities lending agent for the Funds, pursuant to a Master Amended and Restated Securities Lending Authorization Agreement dated January 6, 2017, as amended.
Net proceeds collected by State Street on investment of cash collateral or any fee income less rebates payable to borrowers, are paid as follows: If the calendar year to date net proceeds are below a specified threshold across SPDR ETFs, each Fund retains eighty five percent (85%) of the net proceeds and fifteen percent (15%) of such net proceeds is payable to State Street. Starting the business day following the date that calendar year to date net proceeds exceeds a specified threshold, each Fund retains ninety percent (90%) of the net proceeds and ten
256

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

percent (10%) of such net proceeds is payable to State Street.
In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Portfolio II, an affiliated money market fund, for which SSGA FM serves as investment adviser. See Note 9 for additional information regarding securities lending.
Other Transactions with Affiliates
The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the year ended September 30, 2023 are disclosed in the Schedules of Investments.
During the year ended September 30, 2023, State Street made a contribution to the SPDR S&P Emerging Markets Small Cap ETF in the amount of $1,489 related to an accounting matter.
Due to Custodian
In certain circumstances, the Funds may have cash overdrafts with the Custodian due to expense payments, capital transactions, trading of securities, investment operations or derivative transactions. The Due to Custodian amount, if any, reflects cash overdrawn with State Street, as custodian, who is an affiliate of the Funds.
5.    Trustees’ Fees
The fees and expenses of the Independent Trustees and one interested, non-management trustee are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
6.    Investment Transactions
Purchases and sales of investments (excluding in-kind transactions and short term investments) for the year ended September 30, 2023, were as follows:
	Purchases	Sales
SPDR EURO STOXX 50 ETF	$261,626,559	$262,548,777
SPDR MSCI ACWI Climate Paris Aligned ETF	28,247,083	30,309,188
SPDR MSCI ACWI ex-US ETF	63,120,132	76,319,252
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	12,569,956	9,343,124
SPDR MSCI EAFE StrategicFactors ETF	150,268,557	130,739,324
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	7,952,778	18,448,116
SPDR MSCI Emerging Markets StrategicFactors ETF	13,490,867	10,399,320
SPDR MSCI World StrategicFactors ETF	10,911,187	10,335,220
SPDR S&P Emerging Asia Pacific ETF	31,825,285	43,459,529
SPDR S&P Emerging Markets Dividend ETF	217,266,945	203,102,079
SPDR S&P Emerging Markets Small Cap ETF	299,175,107	198,827,561
SPDR S&P Global Dividend ETF	161,982,427	162,370,690
SPDR S&P Global Infrastructure ETF	114,053,651	108,590,692
SPDR S&P International Dividend ETF	323,588,104	322,724,742
For the year ended September 30, 2023, the following Funds had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:
	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/(Losses)
SPDR EURO STOXX 50 ETF	$780,179,748	$191,754,641	$71,017,096
SPDR MSCI ACWI Climate Paris Aligned ETF	—	7,663,593	2,580,062
257

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/(Losses)
SPDR MSCI ACWI ex-US ETF	$ 84,834,639	$193,861,184	$56,029,281
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	17,458,571	43,925,516	11,453,182
SPDR MSCI EAFE StrategicFactors ETF	233,399,802	154,391,094	25,032,586
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	436,242	7,656,095	(544,964)
SPDR MSCI Emerging Markets StrategicFactors ETF	1,495,021	981,591	(58,787)
SPDR MSCI World StrategicFactors ETF	14,458,586	—	—
SPDR S&P Emerging Asia Pacific ETF	4,493,945	19,664,393	2,185,847
SPDR S&P Emerging Markets Dividend ETF	2,922,969	3,827,670	(199,845)
SPDR S&P Emerging Markets Small Cap ETF	31,844,611	5,181,147	1,513,539
SPDR S&P Global Dividend ETF	11,356,764	25,162,533	1,874,000
SPDR S&P Global Infrastructure ETF	64,110,477	161,650,608	29,270,074
SPDR S&P International Dividend ETF	58,631,098	96,239,426	6,835,128
7.    Shareholder Transactions
Each Fund issues and redeems its shares, at NAV, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.
The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes in Net Assets.
8.    Income Tax Information
The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed each Fund's tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book tax differences will reverse in the future. These book tax differences are primarily due to differing treatments for character of distributions, nontaxable dividend adjustments to income, foreign currency gains and losses, foreign capital gains taxes, in-kind transactions, futures contracts, corporate actions, passive foreign investment companies, distributions in excess of current earnings, wash sale loss deferrals and partnership basis adjustments.
258

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

The tax character of distributions paid during the year ended September 30, 2023, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
SPDR EURO STOXX 50 ETF	$78,231,979	$—	$78,231,979
SPDR MSCI ACWI Climate Paris Aligned ETF	4,221,883	—	4,221,883
SPDR MSCI ACWI ex-US ETF	46,277,058	—	46,277,058
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	6,604,789	—	6,604,789
SPDR MSCI EAFE StrategicFactors ETF	27,515,344	—	27,515,344
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	2,131,643	—	2,131,643
SPDR MSCI Emerging Markets StrategicFactors ETF	2,119,145	—	2,119,145
SPDR MSCI World StrategicFactors ETF	1,465,993	—	1,465,993
SPDR S&P Emerging Asia Pacific ETF	9,186,047	—	9,186,047
SPDR S&P Emerging Markets Dividend ETF	11,333,930	—	11,333,930
SPDR S&P Emerging Markets Small Cap ETF	18,030,510	—	18,030,510
SPDR S&P Global Dividend ETF	11,949,184	—	11,949,184
SPDR S&P Global Infrastructure ETF	17,967,278	—	17,967,278
SPDR S&P International Dividend ETF	21,235,945	—	21,235,945
The tax character of distributions paid during the year ended September 30, 2022, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
SPDR EURO STOXX 50 ETF	$ 73,669,991	$ —	$ 73,669,991
SPDR MSCI ACWI Climate Paris Aligned ETF	3,322,265	—	3,322,265
SPDR MSCI ACWI ex-US ETF	55,147,029	—	55,147,029
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	7,750,066	—	7,750,066
SPDR MSCI EAFE StrategicFactors ETF	26,318,489	—	26,318,489
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	2,383,221	—	2,383,221
SPDR MSCI Emerging Markets StrategicFactors ETF	2,126,097	—	2,126,097
SPDR MSCI World StrategicFactors ETF	1,118,528	—	1,118,528
SPDR S&P Emerging Asia Pacific ETF	15,021,993	—	15,021,993
SPDR S&P Emerging Markets Dividend ETF	11,300,604	—	11,300,604
SPDR S&P Emerging Markets Small Cap ETF	20,565,254	—	20,565,254
SPDR S&P Global Dividend ETF	13,101,784	—	13,101,784
SPDR S&P Global Infrastructure ETF	13,769,273	—	13,769,273
SPDR S&P International Dividend ETF	27,767,256	—	27,767,256
At September 30, 2023, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total
SPDR EURO STOXX 50 ETF	$ 2,956,557	$(699,188,216)	$—	$(98,366,605)	$(794,598,264)
SPDR MSCI ACWI Climate Paris Aligned ETF	981,768	(12,169,173)	—	393,565	(10,793,840)
SPDR MSCI ACWI ex-US ETF	13,452,267	(183,197,339)	—	(67,109,266)	(236,854,338)
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	1,126,156	(10,395,842)	—	(16,917,286)	(26,186,972)
SPDR MSCI EAFE StrategicFactors ETF	8,297,826	(79,524,152)	—	(50,013,525)	(121,239,851)
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	834,532	(9,588,942)	—	(8,927,141)	(17,681,551)
SPDR MSCI Emerging Markets StrategicFactors ETF	—	(10,344,683)	—	(536,599)	(10,881,282)
SPDR MSCI World StrategicFactors ETF	542,850	(2,209,298)	—	11,567,574	9,901,126
SPDR S&P Emerging Asia Pacific ETF	6,242,064	(64,365,297)	—	(14,342,036)	(72,465,269)
SPDR S&P Emerging Markets Dividend ETF	566,588	(268,359,005)	—	(10,388,857)	(278,181,274)
SPDR S&P Emerging Markets Small Cap ETF	12,404,497	(102,566,859)	—	18,459,905	(71,702,457)
SPDR S&P Global Dividend ETF	—	(93,731,093)	—	(32,427,812)	(126,158,905)
259

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total
SPDR S&P Global Infrastructure ETF	$ 1,799,015	$ (60,005,350)	$—	$(36,964,594)	$ (95,170,929)
SPDR S&P International Dividend ETF	—	(499,611,197)	—	(31,128,408)	(530,739,605)
As of September 30, 2023, the following Funds had capital loss carryforwards available to offset future realized capital gains as follows:
	Non-Expiring Short Term	Non-Expiring Long Term
SPDR EURO STOXX 50 ETF	$ 63,602,829	$635,585,387
SPDR MSCI ACWI Climate Paris Aligned ETF	4,172,588	7,996,585
SPDR MSCI ACWI ex-US ETF	16,762,074	166,435,265
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	2,384,738	8,011,104
SPDR MSCI EAFE StrategicFactors ETF	17,615,627	61,908,525
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	3,274,895	6,314,047
SPDR MSCI Emerging Markets StrategicFactors ETF	8,109,054	2,235,629
SPDR MSCI World StrategicFactors ETF	488,911	1,720,387
SPDR S&P Emerging Asia Pacific ETF	13,631,435	50,733,862
SPDR S&P Emerging Markets Dividend ETF	101,620,511	166,738,494
SPDR S&P Emerging Markets Small Cap ETF	632,145	101,934,714
SPDR S&P Global Dividend ETF	59,143,028	34,588,065
SPDR S&P Global Infrastructure ETF	11,121,975	48,883,375
SPDR S&P International Dividend ETF	211,853,578	287,757,619
As of September 30, 2023, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR EURO STOXX 50 ETF	$2,451,609,299	$157,809,422	$255,588,439	$(97,779,017)
SPDR MSCI ACWI Climate Paris Aligned ETF	238,841,320	24,892,946	24,484,518	408,428
SPDR MSCI ACWI ex-US ETF	1,541,830,093	221,781,744	287,536,354	(65,754,610)
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	242,195,594	16,183,276	33,093,041	(16,909,765)
SPDR MSCI EAFE StrategicFactors ETF	985,712,139	58,281,708	108,250,815	(49,969,107)
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	84,643,189	13,396,773	22,039,543	(8,642,770)
SPDR MSCI Emerging Markets StrategicFactors ETF	47,105,361	8,714,089	9,028,506	(314,417)
SPDR MSCI World StrategicFactors ETF	76,833,451	15,403,182	3,834,956	11,568,226
SPDR S&P Emerging Asia Pacific ETF	357,345,892	92,061,638	103,913,844	(11,852,206)
SPDR S&P Emerging Markets Dividend ETF	260,816,762	14,177,885	24,523,837	(10,345,952)
SPDR S&P Emerging Markets Small Cap ETF	781,701,653	108,127,911	85,444,639	22,683,272
SPDR S&P Global Dividend ETF	260,793,194	6,498,041	38,899,167	(32,401,126)
SPDR S&P Global Infrastructure ETF	461,776,280	16,333,513	53,291,616	(36,958,103)
SPDR S&P International Dividend ETF	548,732,941	20,480,079	51,585,935	(31,105,856)
9.    Securities Lending
Each Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.
260

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.
The market value of securities on loan as of September 30, 2023, and the value of the invested cash collateral are disclosed in the Funds' Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds Statements of Operations, represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.
The following is a summary of each Fund's securities lending agreements and related cash and non-cash collateral received as of September 30, 2023:
Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received*	Total Collateral Received
SPDR MSCI ACWI Climate Paris Aligned ETF	$ 8,165,329	$ 7,811,145	$ 763,299	$ 8,574,444
SPDR MSCI ACWI ex-US ETF	60,844,717	46,462,476	17,515,966	63,978,442
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	5,720,036	3,114,574	2,712,426	5,827,000
SPDR MSCI EAFE StrategicFactors ETF	21,809,704	16,583,362	5,710,060	22,293,422
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	1,124,115	520,327	674,081	1,194,408
SPDR MSCI Emerging Markets StrategicFactors ETF	864,898	710,915	191,746	902,661
SPDR MSCI World StrategicFactors ETF	2,948,470	2,667,879	437,550	3,105,429
SPDR S&P Emerging Asia Pacific ETF	8,268,874	6,677,860	2,224,701	8,902,561
SPDR S&P Emerging Markets Dividend ETF	1,239,902	12,732	1,309,835	1,322,567
SPDR S&P Emerging Markets Small Cap ETF	48,840,125	13,157,590	40,661,205	53,818,795
SPDR S&P Global Dividend ETF	26,653,650	20,930,864	7,505,085	28,435,949
SPDR S&P Global Infrastructure ETF	8,145,517	7,690,543	956,329	8,646,872
SPDR S&P International Dividend ETF	51,342,482	31,486,306	22,717,744	54,204,050
*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of September 30, 2023:
		Remaining Contractual Maturity of the Agreements as of September 30, 2023
Fund	Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total Borrowings	Gross Amount of Recognized Liabilities for Securities Lending Transactions
SPDR MSCI ACWI Climate Paris Aligned ETF	Common Stocks	$ 7,811,145	$—	$—	$—	$ 7,811,145	$ 7,811,145
SPDR MSCI ACWI Ex-US ETF	Common Stocks	46,462,476	—	—	—	46,462,476	46,462,476
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	Common Stocks	3,114,574	—	—	—	3,114,574	3,114,574
SPDR MSCI EAFE StrategicFactors ETF	Common Stocks	16,583,362	—	—	—	16,583,362	16,583,362
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	Common Stocks	520,327	—	—	—	520,327	520,327
SPDR MSCI Emerging Markets StrategicFactors ETF	Common Stocks	710,915	—	—	—	710,915	710,915
261

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NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

		Remaining Contractual Maturity of the Agreements as of September 30, 2023
Fund	Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total Borrowings	Gross Amount of Recognized Liabilities for Securities Lending Transactions
SPDR MSCI World StrategicFactors ETF	Common Stocks	$ 2,667,879	$—	$—	$—	$ 2,667,879	$ 2,667,879
SPDR S&P Emerging Asia Pacific ETF	Common Stocks	6,677,860	—	—	—	6,677,860	6,677,860
SPDR S&P Emerging Markets Dividend ETF	Common Stocks	12,732	—	—	—	12,732	12,732
SPDR S&P Emerging Markets Small Cap ETF	Common Stocks	13,157,590	—	—	—	13,157,590	13,157,590
SPDR S&P Global Dividend ETF	Common Stocks	20,930,864	—	—	—	20,930,864	20,930,864
SPDR S&P Global Infrastructure ETF	Common Stocks	7,690,543	—	—	—	7,690,543	7,690,543
SPDR S&P International Dividend ETF	Common Stocks	31,486,306	—	—	—	31,486,306	31,486,306
10.    Line of Credit
As of September 30, 2023, certain Funds and other affiliated funds (each, a “Participant” and collectively, the “Participants”) have access to $200 million of a $1.275 billion ($1.1 billion prior to October 6, 2022) revolving credit facility, provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. Effective October 5, 2023, certain Funds have access to $180 million of a $960 million revolving credit facility. This agreement expires in October 2024 unless extended or renewed.
The following Funds participate in the credit facility as of September 30, 2023:
SPDR MSCI ACWI Climate Paris Aligned ETF
SPDR MSCI ACWI ex-US ETF
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF
SPDR MSCI Emerging Markets StrategicFactors ETF
SPDR S&P Emerging Asia Pacific ETF
SPDR S&P Emerging Markets Dividend ETF
SPDR S&P Emerging Markets Small Cap ETF
SPDR S&P International Dividend ETF
The Funds had no outstanding loans as of September 30, 2023..
The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses paid by the Adviser. A participant incurs and pays the interest expense related to its borrowing Interest is calculated at a rate per annum equal to the sum of 1.00% plus the greater of the New York Fed Bank Rate and the one-month SOFR Rate.
11.    Risks
Concentration Risk
As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if the Funds were more broadly diversified.
Foreign and Emerging Markets Risk
Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Funds' invest. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.
262

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

Credit Risk
Each Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.
Market Risk
Each Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness, such as COVID-19, or other public health issues, or other events could have a significant impact on a Fund and its investments.
Russian Sanctions Risk
Sanctions threatened or imposed by a number of jurisdictions, including the United States, the European Union and the United Kingdom, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or a Fund. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on a Fund. Sanctions, or the threat of new or modified sanctions, could impair the ability of a Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund, even if a Fund does not have direct exposure to securities of Russian issuers. As a collective result of the imposition of sanctions, Russian government countermeasures and the impact that they have had on the trading markets for Russian securities, certain Funds have used, and may in the future use, fair valuation procedures approved by the Fund’s Board to value certain Russian securities, which could result in such securities being deemed to have a zero value.
12.    Stock Split
The Board authorized a 2-for-1 stock split for the SPDR MSCI EAFE Fossil Fuel Reserves Free ETF and the SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF effective January 12, 2023, for the shareholders of record on January 9, 2023. The impact of the stock splits was to increase the number of shares outstanding by a factor of 2, while decreasing the NAV per share by a factor of 2, resulting in no effect to the net assets of the aforementioned Funds.
The Board authorized a 4-for-1 stock split for the SPDR MSCI ACWI Climate Paris Aligned ETF effective April 22, 2022, for the shareholders of record on April 19, 2022. The impact of the stock split was to increase the number of shares outstanding by a factor of 4, while decreasing the NAV per share by a factor of 4, resulting in no effect to the net assets of the aforementioned Fund.
The financial statements and financial highlights of the aforementioned Funds have been adjusted to reflect the stock splits.
13.    Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.
263

SPDR INDEX SHARES FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of SPDR EURO STOXX 50 ETF, SPDR MSCI ACWI Climate Paris Aligned ETF, SPDR MSCI ACWI ex-US ETF, SPDR MSCI EAFE Fossil Fuel Reserves Free ETF, SPDR MSCI EAFE StrategicFactors ETF, SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF, SPDR MSCI Emerging Markets StrategicFactors ETF, SPDR MSCI World StrategicFactors ETF, SPDR S&P Emerging Asia Pacific ETF, SPDR S&P Emerging Markets Dividend ETF, SPDR S&P Emerging Markets Small Cap ETF, SPDR S&P Global Dividend ETF, SPDR S&P Global Infrastructure ETF and SPDR S&P International Dividend ETF and the Board of Trustees of SPDR Index Shares Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of SPDR EURO STOXX 50 ETF, SPDR MSCI ACWI Climate Paris Aligned ETF, SPDR MSCI ACWI ex-US ETF, SPDR MSCI EAFE Fossil Fuel Reserves Free ETF, SPDR MSCI EAFE StrategicFactors ETF, SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF, SPDR MSCI Emerging Markets StrategicFactors ETF, SPDR MSCI World StrategicFactors ETF, SPDR S&P Emerging Asia Pacific ETF, SPDR S&P Emerging Markets Dividend ETF, SPDR S&P Emerging Markets Small Cap ETF, SPDR S&P Global Dividend ETF, SPDR S&P Global Infrastructure ETF and SPDR S&P International Dividend ETF (collectively referred to as the “Funds”) (fourteen of the funds constituting SPDR Index Shares Funds (the “Trust”)), including the schedules of investments, as of September 30, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (fourteen of the funds constituting SPDR Index Shares Funds) at September 30, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the period ended prior to October 1, 2019 were audited by another independent registered public accounting firm whose report, dated November 26, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
November 22, 2023
264

SPDR INDEX SHARES FUNDS
OTHER INFORMATION
September 30, 2023 (Unaudited)

Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees  and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2023 to September 30, 2023.
The table below illustrates your Fund’s cost in two ways:
Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in each Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.
Based on hypothetical 5% return ——This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
SPDR EURO STOXX 50 ETF	0.29%	$ 965.30	$1.43	$1,023.60	$1.47
SPDR MSCI ACWI Climate Paris Aligned ETF	0.13	1,012.30	0.66	1,024.40	0.66
SPDR MSCI ACWI ex-US ETF	0.30	986.60	1.49	1,023.60	1.52
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	0.21	978.50	1.04	1,024.00	1.07
SPDR MSCI EAFE StrategicFactors ETF	0.30	991.60	1.50	1,023.60	1.52
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	0.30	969.10	1.48	1,023.60	1.52
SPDR MSCI Emerging Markets StrategicFactors ETF	0.30	992.70	1.50	1,023.60	1.52
SPDR MSCI World StrategicFactors ETF	0.30	1,030.00	1.53	1,023.60	1.52
SPDR S&P Emerging Asia Pacific ETF	0.49	984.30	2.44	1,022.60	2.48
SPDR S&P Emerging Markets Dividend ETF	0.49	1,180.60	2.68	1,022.60	2.48
SPDR S&P Emerging Markets Small Cap ETF	0.65	1,070.00	3.37	1,021.80	3.29
SPDR S&P Global Dividend ETF	0.41	959.30	2.01	1,023.00	2.08
SPDR S&P Global Infrastructure ETF	0.40	923.20	1.93	1,023.10	2.03
SPDR S&P International Dividend ETF	0.45	992.50	2.25	1,022.80	2.28
(a)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value of the period, multiplied by 183, then divided by 365.
265

SPDR INDEX SHARES FUNDS
OTHER INFORMATION  (continued)
September 30, 2023 (Unaudited)

Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2023.
Dividends Received Deduction
Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.
Qualified Dividend Income
A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2023 are considered qualified dividend income and are eligible for reduced tax rates. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Qualified Business Income Deduction
Each Fund reports the maximum amount allowable of qualified REIT dividends eligible for the qualified business income deduction under Section 199A.
Qualified Interest Income
Each Fund reports the maximum amount allowable of its net taxable income and short-term capital gain as qualified interest income.
 Foreign Tax Credit
The Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to its shareholders. For the year ended September 30, 2023, the total amount of foreign taxes that will be passed through are:
Amount
SPDR EURO STOXX 50 ETF	$2,997,859
SPDR MSCI ACWI ex-US ETF	3,319,661
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	462,146
SPDR MSCI EAFE StrategicFactors ETF	2,109,766
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	381,294
SPDR MSCI Emerging Markets StrategicFactors ETF	320,057
SPDR S&P Emerging Asia Pacific ETF	2,031,517
SPDR S&P Emerging Markets Dividend ETF	1,646,821
SPDR S&P Emerging Markets Small Cap ETF	4,409,400
SPDR S&P Global Dividend ETF	577,601
SPDR S&P Global Infrastructure ETF	970,717
SPDR S&P International Dividend ETF	738,365
The amount of foreign source income earned on the following Funds during the year ended September 30, 2023 was as follows:
Amount
SPDR EURO STOXX 50 ETF	$88,218,253
SPDR MSCI ACWI ex-US ETF	52,268,623
SPDR MSCI EAFE Fossil Fuel Reserves Free ETF	7,582,885
SPDR MSCI EAFE StrategicFactors ETF	34,207,422
SPDR MSCI Emerging Markets Fossil Fuel Reserves Free ETF	2,616,370
266

SPDR INDEX SHARES FUNDS
OTHER INFORMATION  (continued)
September 30, 2023 (Unaudited)

Amount
SPDR MSCI Emerging Markets StrategicFactors ETF	$ 2,222,986
SPDR S&P Emerging Asia Pacific ETF	10,518,095
SPDR S&P Emerging Markets Dividend ETF	14,069,179
SPDR S&P Emerging Markets Small Cap ETF	23,325,633
SPDR S&P Global Dividend ETF	11,182,276
SPDR S&P Global Infrastructure ETF	13,809,961
SPDR S&P International Dividend ETF	26,103,404
267

SPDR INDEX SHARES FUNDS
OTHER INFORMATION  (continued)
September 30, 2023 (Unaudited)

Proxy Voting Policies and Procedures and Records
A description of the Trust's proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the SEC's website at www.sec.gov.
Information regarding how the investment adviser voted for the 12-month period ended June 30 is available by August 31 of each year by calling the same number, on the SEC’s website, at www.sec.gov and on the Funds’ website at https://www.ssga.com/spdrs.
Quarterly Portfolio Schedule
Following the Funds’ first and third fiscal quarter-ends, complete Schedules of Investments are filed with the SEC as exhibits on Form N-PORT, which can be found on the Funds' website at https://www.ssga.com/spdrs and on the SEC's website at www.sec.gov. The Funds’ Schedules of Investments are available upon request, without charge, by calling 1-866-787-2257 (toll free).
268

SPDR INDEX SHARES FUNDS
OTHER INFORMATION  (continued)
September 30, 2023 (Unaudited)

Approval of Advisory Agreement
At meetings held prior to September 30, 2023, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the series of the Trust (collectively, the “SPDR ETFs”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately to consider the Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Agreement, the Board requested and SSGA FM, the Trust's adviser and administrator, and State Street Bank and Trust Company, the Trust's sub-administrator, transfer agent and custodian (“State Street”) provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the SPDR ETFs under the Agreement, (ii) investment performance of the SPDR ETFs, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the SPDR ETFs grow.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and the materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser's responsibilities for managing investment operations of each of the SPDR ETFs in accordance with each SPDR ETF's investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the SPDR ETFs as exchange-traded funds and the experience and expertise of the Adviser in managing exchange-traded funds. The Board considered the background and experience of the Adviser's senior management, including those individuals responsible for portfolio management and regulatory compliance of the SPDR ETFs. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and ensuring each SPDR ETF's compliance with its investment objectives and policies, and applicable laws and regulations. The Board further considered information about the Adviser's best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser's general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world's largest investment management enterprises for indexed products generally and exchange-traded funds in particular. The Board specifically considered the Adviser's experience in managing equity exchange-traded funds with index-based investment objectives.
Investment Performance
The Board then reviewed the SPDR ETFs' performance, noting that the analysis of investment performance, in absolute terms, was more complex for actively-managed funds. The Board focused on the extent to which each index-based SPDR ETF achieved its objective as a passively-managed index fund and reviewed information regarding such SPDR ETFs' index tracking.
Profits Realized by Adviser
The Board considered the profitability of the advisory arrangement with the SPDR ETFs to the Adviser and its affiliates, including data on the SPDR ETFs' historical profitability to these entities. The Board, including the Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street Global Advisors, methodologies used in computing costs that formed the bases of profitability calculations.
Fees Charged to Comparable Funds
The Board evaluated each SPDR ETF's unitary fee through review of comparative information with respect to fees paid by similar funds  - i.e., exchange-traded funds tracking similar equity indexes with respect to each SPDR ETF. The Board reviewed the universe of similar exchange-traded funds for each SPDR ETF based upon data independently obtained from Broadridge Financial Solutions, Inc. and related comparative information for similar exchange-traded funds. In doing so, the Board used a fund by fund analysis of the data. In certain instances as considered appropriate by the Board, the Board explored with management the reasons for the differences between a SPDR ETF's fee and fees paid by similar funds.
269

SPDR INDEX SHARES FUNDS
OTHER INFORMATION  (continued)
September 30, 2023 (Unaudited)

Other Benefits
The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust's brokerage transactions.
Economies of Scale
The Board reviewed information regarding economies of scale or other efficiencies that may result as each SPDR ETF's assets grow in size. The Board noted that the advisory fee rate for each SPDR ETF does not provide for breakpoints as assets of the SPDR ETF increase. However, the Board further noted the Adviser's assertion that future economies of scale (among several factors) had been taken into consideration for the SPDR ETFs by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the SPDR ETFs from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the SPDR ETFs grow in size and assess whether fee breakpoints may be warranted.
Conclusion
After weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the continuation of the Agreement for each SPDR ETF. In approving the continuance of the Agreement, the Board, including the Independent Trustees voting separately, found that the terms of the Agreement are fair and reasonable and that the continuance of the Agreement is in the best interests of the applicable SPDR ETF and its shareholders. The Board's conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services provided by the Adviser with respect to the SPDR ETFs were appropriate; (b) the performance and, more importantly for those SPDR ETFs measured against an index, the index tracking, of each SPDR ETF had been satisfactory or the Adviser had demonstrated due attention to the remediation of underperformance, where appropriate; (c) the Adviser's unitary fee for each SPDR ETF considered in relation to the services provided, and in relation to the fees charged to comparable funds, was reasonable; (d) the profitability of the Trust's relationships with the Adviser and its affiliates was not excessive in view of the nature, extent and quality of the services provided; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board's conclusions; and (f) the fees paid to the Adviser adequately shared the economies of scale with respect to the SPDR ETFs by way of the relatively low fee structure of the Trust. The Independent Trustees were advised by their independent counsel throughout the process.
270

SPDR INDEX SHARES FUNDS
OTHER INFORMATION  (continued)
September 30, 2023 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION
Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
CARL G. VERBONCOEUR c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1952	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	122	None
DWIGHT D. CHURCHILL c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1953	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014 - January 2015).	122	Affiliated Managers Group, Inc. (Director) (2010 - present).
CLARE S. RICHER c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired, Chief Financial Officer, Putnam Investments LLC (December 2008 - May 2017).	122	Principal Financial Group
					(Director and Financial Committee Chair) (2020 - present); Bain Capital Specialty Finance (Director) (2019 - present); Bain Capital Private Credit (Director) (2022 - present); University of Notre Dame (Trustee) (2015 - present).
SANDRA G. SPONEM c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired, Chief Financial Officer, M.A. Mortenson Companies, Inc. (construction and real estate company) (February 2007 - April 2017).	122	Rydex Series Funds (52 portfolios),
Rydex Dynamic Funds (8 portfolios) and
Rydex Variable Trust (49 portfolios)
(Trustee) (2016 - present):
					Guggenheim Strategy Funds Trust (3 portfolios), Guggenheim Funds Trust (18 portfolios), Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Variable Funds Trust (14 portfolios), and Transparent Value Trust (5 portfolios) (Trustee) (2019 - present); Guggenheim Active Allocation Fund (Trustee) (2021 - present); Fiduciary/Claymore Energy Infrastructure Fund (Trustee) (2019 - 2022); Guggenheim Enhanced Equity Income Fund and Guggenheim Credit AllocationFund (Trustee) (2019 - 2021); and Guggenheim Energy & Income Fund (Trustee) (2015 - 2023).
CAROLYN M. CLANCY c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1960	Independent Trustee	Term Unlimited Served: since October 2022	Retired. Executive Vice President, Head of Strategy, Analytics and Market Readiness, Fidelity Investments (April 2020 - June 2021); Executive Vice President, Head of Broker Dealer Business, Fidelity Investments (July 2017 - March 2020).	122	Assumption University (Trustee) (2011 - 2021) and (2022 - present); Big Sister Association of Greater Boston (Director) (2016 - 2023).
KRISTI L. ROWSELL c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1966	Independent Trustee	Term Unlimited Served: since October 2022	Partner and President, Harris Associates (2010 - 2021).	122	Harris Associates Investment Trust (8 portfolios) (Trustee) (2010 - present);
Board of Governors, Investment Company
Institute (Member) (2018 - present): Habitat
					for Humanity Chicago (Director) (2015 - present).
271

SPDR INDEX SHARES FUNDS
OTHER INFORMATION  (continued)
September 30, 2023 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served since April 2010	President,
Winnisquam Capital LLC (December 2022 - present);
Non-Executive Chairman,
Fusion Acquisition Corp II (February 2020 - present);
Non-Executive Chairman,
Fusion Acquisition Corp.
(June 2020 - September 2021);
Retired Chairman and Director,
SSGA Funds Management, Inc.
(2005 - March 2020);
Retired Executive Vice President,
State Street Global Advisors
(2012 - March 2020);
Retired Chief Executive
Officer and Manager,
State Street Global Advisors Funds
Distributors, LLC
(May 2017 - March 2020); Director,
State Street Global Markets, LLC
(2013 - April 2017);
President, SSGA Funds
Management, Inc.
			(2005 - 2012); Principal, State Street Global Advisors (2000 - 2005).	133	Investment Managers Series Trust (50 portfolios) (2022 - present); The Select Sector SPDR Trust, (11 portfolios) (2005 - present); SSGA SPDR ETFs Europe I PLC (Director) (2016 - 2020); SSGA SPDR ETFs Europe II PLC (Director) (2016 - 2020); State Street Navigator Securities Lending Trust (Trustee) (2016 - 2020); SSGA Funds (Trustee) (2014 - 2020); State Street Institutional Investment Trust (Trustee) (2007 - 2020); State Street Master Funds (Trustee) (2007 - 2020); Elfun Funds (Trustee) (2016 - 2018).
GUNJAN CHAUHAN** c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1982	Interested Trustee	Term Unlimited Served: since October 2022	Senior Managing Director, State Street Global Advisors (April 2018 - present); Managing Director, State Street Global Advisors (June 2015 - March 2018).	122	State Street ICAV (Director) (2018 - 2022).
† For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser, which includes series of SPDR Series Trust, SSGA Active Trust and SPDR Index Shares Funds.
* Mr. Ross is an Interested Trustee because of his former position with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.
** Ms. Chauhan is an Interested Trustee because of her position with an affiliate of the Adviser.

272

SPDR INDEX SHARES FUNDS
OTHER INFORMATION  (continued)
September 30, 2023 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	President and Principal Executive Officer; Deputy Treasurer	Term: Unlimited Served: since May 2023 (with respect to President and Principal Executive Officer); Term: Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - present)*; Managing Director, State Street Global Advisors (April 2005 - present).*
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer and Principal Financial Officer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present).
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: since August 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).
RYAN HILL SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1982	Assistant Treasurer	Term: Unlimited Served: since May 2022	Vice President, State Street Global Advisors and SSGA Funds Management Inc. (May 2017 - present); Assistant Vice President, State Street Bank and Trust Co. (May 2014 - May 2017).
JOHN BETTENCOURT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1976	Assistant Treasurer	Term: Unlimited Served: since May 2022	Vice President, State Street Global Advisors and SSGA Funds Management Inc. (March 2020 - present); Assistant Vice President, State Street Global Advisors (June 2007 - March 2020).
273

SPDR INDEX SHARES FUNDS
OTHER INFORMATION  (continued)
September 30, 2023 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti- Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*.
SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Unlimited Served: since August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 - present).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).
DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel, Eaton Vance Corp (October 2010 - October 2019).
E. GERARD MAIORANA, JR. SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Secretary	Term: Unlimited Served: since May 2023	Assistant Vice President, State Street Global Advisors (July 2014 - present).
* Served in various capacities and/or with various affiliated entities during noted time period.
The Trust's Statement of Additional Information (SAI) includes additional information about the Funds' directors and is available, without charge, upon request and by calling 1-866-787-2257.
274

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SPDR Index Shares
Trustees
Gunjan Chauhan, Interested Trustee
Dwight D. Churchill
Carolyn M. Clancy
Clare S. Richer
James E. Ross, Interested Non-management Trustee
Kristi L. Rowsell
Sandra G. Sponem
Carl G. Verboncoeur, Chairman
Investment Manager and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, MA 02210
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, MA 02210
Custodian, Sub-Administrator
and Transfer Agent
State Street Bank and Trust Company
One Congress Street
Boston, MA 02114
Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.

SPDR® Index Shares
For more complete information, please call 1.866.787.2257 or visit https://www.ssga.com/spdrs today.
The Funds are not sponsored, endorsed, sold, or promoted by Stoxx, S&P Dow Jones Indices LLC or MSCI Inc. Neither do these companies make any representation regarding the advisability of investing in the Funds. Shares of the Funds are not insured by the FDIC or by another governmental agency; they are not obligations of the FDIC nor are they deposits or obligations of or guaranteed by State Street Bank and Trust Company. Fund shares are subject to investment risks, including possible loss of the principal invested.
Standard & Poor’s®, S&P® and SPDR® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.
Distributor: State Street Global Advisors Funds Distributors, LLC, member FINRA, SIPC, an indirect wholly-owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Certain State Street affiliates provide services and receive fees from the SPDR ETFs.
Before investing, consider a Fund's investment objective, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 1-866-787-2257 or visit https://www.ssga.com/spdrs. Read it carefully.
Not FDIC Insured • No Bank Guarantee • May Lose Value

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.
State Street Global Advisors
© 2023 State Street Corporation - All Rights Reserved
SPDRISIAR

Annual Report
September 30, 2023
SPDR® Index Shares Funds
SPDR Dow Jones Global Real Estate ETF
SPDR Dow Jones International Real Estate ETF
SPDR Portfolio Developed World ex-US ETF
SPDR Portfolio Emerging Markets ETF
SPDR Portfolio Europe ETF
SPDR Portfolio MSCI Global Stock Market ETF
SPDR S&P China ETF
SPDR S&P Global Natural Resources ETF
SPDR S&P International Small Cap ETF
SPDR S&P North American Natural Resources ETF
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.

[This Page Intentionally Left Blank]

NOTES TO PERFORMANCE SUMMARIES (UNAUDITED)
The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.
An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.
The Dow Jones Global Select Real Estate Securities Index is a float-adjusted market capitalization index designed to measure the performance of publicly traded global real estate securities. The Index is a measure of the types of global real estate securities that represent the ownership and operation of commercial or residential real estate.
The Dow Jones Global ex-U.S. Select Real Estate Securities Index is a float-adjusted market capitalization index designed to measure the performance of publicly traded real estate securities in countries excluding the United States. The Index is a measure of the types of global real estate securities that represent the ownership and operation of commercial or residential real estate.
The S&P® Developed ex-U.S. BMI Index is a market capitalization weighted index designed to define and measure the investable universe of publicly traded companies domiciled in developed countries outside the United States. The Index component securities are a subset, based on region, of component securities included in the S&P Global BMI (Broad Market Index). The S&P Global BMI is a rules-based index that measures global stock market performance. A country will be eligible for inclusion in the S&P Global BMI if it is classified as either a developed or emerging market by the S&P Global Equity Index Committee. The Index is "float-adjusted," meaning that only those shares publicly available to investors are included in the Index calculation.
The S&P® Emerging BMI Index is a market capitalization weighted index designed to define and measure the investable universe of publicly traded companies domiciled in emerging markets. The Index component securities are a subset, based on region, of component securities included in the S&P Global BMI (Broad Market Index). The S&P Global BMI is a comprehensive, float-weighted, rules-based benchmark that is readily divisible and customizable. A country will be eligible for inclusion in the S&P Global BMI if it is classified as either a developed or emerging market by the S&P Global Equity Index Committee. The Index is "float-adjusted," meaning that only those shares publicly available to investors are included in the Index calculation.
The STOXX® Europe Total Market Index is a free-float market capitalization weighted index designed to provide a broad representation of publicly traded Western European companies. The Index represents approximately the top 95% of the free-float market capitalization of each of the following European countries: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom.
The MSCI ACWI IMI Index is a free float-adjusted market capitalization-weighted index that is designed to measure the combined equity market performance of developed and emerging markets. The Index covers approximately 99% of the global equity investment opportunity set.
The S&P China BMI Index is a market capitalization weighted index designed to define and measure the investable universe of publicly traded companies domiciled in China available to foreign investors. The Index is “float adjusted”, meaning that only those shares publicly available to investors are included in the Index calculation.
The S&P Global Natural Resources Index is comprised of 90 of the largest U.S. and foreign publicly traded companies, based on market capitalization, in global natural resources and commodities businesses that meet certain investibility requirements. The Index component securities represent a combination of the component securities included in each of the following three sub-indices: the S&P Global Natural Resources - Agriculture Index, the S& P Global Natural Resources - Energy Index and the S&P Global Natural Resources - Metals and Mining Index. The weight of each sub-index equals one-third of the total weight of the Index.
The S&P Developed ex-U.S. Under USD2 Billion Index is a market capitalization weighted index designed to define and measure the investable universe of publicly traded small-cap companies, as defined by the index, domiciled in developed countries outside the United States. The Index is a rules-based index that measures global stock market performance.
The S&P BMI North American Natural Resources Index comprises publicly traded large- and mid-capitalization U.S. and Canadian companies in the natural resources and commodities businesses that meet certain investability requirements and are classified within the sub-industries of one of three natural resources categories: energy, materials or agriculture.
See accompanying notes to financial statements.

SPDR Dow Jones Global Real Estate ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
The SPDR Dow Jones Global Real Estate (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the global real estate market. The Fund’s benchmark is the Dow Jones Global Select Real Estate Securities Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 2.61%, and the Index was 2.03%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Tax withholdings contributed to the difference between the Fund’s performance and that of the Index.
The Reporting Period’s market environment was significantly influenced by the U.S. Federal Reserve (the “Fed”), as its efforts to combat the highest U.S. inflation in nearly 40 years took center stage, as did the immediate downstream effects of these large rate increases and speculation on when and if those rate increases would have to be halted, or even reversed.
After three consecutive quarters of negative performance, the last quarter of 2022 ended the calendar year positively for global equities largely due the Fed raising rates by only 50 bps in December after four consecutive 75 bps rate increases. Most property sectors posted strong performance, with retail REITs leading the way in part due to increased foot traffic brought on by holiday shoppers. Specialty and data centers and industrial REITs also posted double-digit gains for the quarter.
As the first quarter of 2023 began, markets moved higher as investors interpreted inflation, GDP and headline unemployment numbers as net positives, despite some weakening corporate earnings. But the sudden collapse of Silicon Valley Bank and the deposit vulnerability it exposed in regional banks-driven by depositors chasing higher yields available in money market funds and the like-significantly rattled investors. REITs modest gains for the quarter significantly lagged the broader market’s which had a tech-heavy rebound.
While the Fed paused rate hikes in June, global central banks pressed ahead as both the Bank of England and the Norges Bank surprised markets by hiking 50 bps each. The Bank of Canada resumed hiking too. The real estate sector did not enjoy these revelations like other sectors did though. Higher rates may have been designed to combat inflation, but from a REIT perspective it gave investors more options to explore other than the historically high yield-producing sector.
The Fund used Equity Index futures in order to equitize dividend receivables during the Reporting Period. The Fund’s use of index futures detracted from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Equinix, Inc. REIT, Prologis, Inc. REIT, and Simon Property Group, Inc. REIT. The top negative contributors to the Fund’s performance during the Reporting Period were Extra Space Storage, Inc. REIT, Alexandria Real Estate Equities, Inc. REIT and Link Real Estate Investment Trust.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR Dow Jones Global Real Estate ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Dow Jones Global Select Real Estate Securities Index	Net Asset Value	Market Value	Dow Jones Global Select Real Estate Securities Index
ONE YEAR	2.61%	2.53%	2.03%	2.61%	2.53%	2.03%
FIVE YEARS	(3.98)%	(4.09)%	(5.78)%	(0.81)%	(0.83)%	(1.18)%
TEN YEARS	28.03%	27.56%	23.99%	2.50%	2.46%	2.17%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Dow Jones Global Real Estate ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.50%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR Dow Jones Global Real Estate ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Prologis, Inc. REIT	8.5%
Equinix, Inc. REIT	5.6
Welltower, Inc. REIT	3.5
Public Storage REIT	3.5
Digital Realty Trust, Inc. REIT	3.0
Realty Income Corp. REIT	2.9
Simon Property Group, Inc. REIT	2.9
Extra Space Storage, Inc. REIT	2.1
AvalonBay Communities, Inc. REIT	2.0
Mitsui Fudosan Co. Ltd.	1.7
TOTAL	35.7%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2023

% of Net Assets
Industrial REITs	17.3%
Retail REITs	17.0
Specialized REITs	16.1
Residential REITs	14.9
Health Care REITs	8.4
Real Estate Management & Development	8.2
Office REITs	7.8
Diversified REITs	6.1
Hotel & Resort REITs	3.4
Short-Term Investments	0.9
Liabilities in Excess of Other Assets	(0.1)
TOTAL	100.0%
(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR Dow Jones International Real Estate ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
The SPDR Dow Jones International Real Estate ETF (the “Fund”) seeks to provide investment results, before fees and expenses, correspond generally to the total return performance of an index based upon the international real estate market. The Fund’s benchmark is the Dow Jones Global ex-U.S. Select Real Estate Securities Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 4.08%, and the Index was 3.40%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash drag and tax withholdings contributed to the difference between the Fund’s performance and that of the Index.
The Reporting Period’s market environment was significantly influenced by the U.S. Federal Reserve (the “Fed”) as its efforts to combat the highest U.S. inflation in nearly 40 years took center stage, as did the immediate downstream effects of these large rate increases and speculation on when and if those rate increases would have to be halted, or even reversed.
After three consecutive quarters of negative performance, the last quarter of 2022 ended the calendar year positively for global equities largely due the Fed raising rates by only 50 bps in December after four consecutive 75 bps rate increases. Most property sectors posted strong performance, with retail REITs leading the way in part due to increased foot traffic brought on by holiday shoppers. Specialty and data centers and industrial REITs also posted double-digit gains for the quarter.
As first quarter of 2023 began, markets moved higher as investors interpreted inflation, GDP and headline unemployment numbers as net positives, despite some weakening corporate earnings. But the sudden collapse of Silicon Valley Bank and the deposit vulnerability it exposed in regional banks-driven by depositors chasing higher yields available in money market funds and the like-significantly rattled investors. REITs modest gains for the quarter significantly lagged the broader market’s which had a tech-heavy rebound.
While the Fed paused rate hikes in June, global central banks pressed ahead as both the Bank of England and the Norges Bank surprised markets by hiking 50 bps each. The Bank of Canada resumed hiking too. The real estate sector did not enjoy these revelations like other sectors did though. Higher rates may have been designed to combat inflation, but from a REIT perspective it gave investors more options to explore other than the historically high yield producing sector.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Mitsui Fudosan Co., Fibra Uno Administracion SA de CV REIT and Klepierre SA REIT. The top negative contributors to the Fund’s performance during the Reporting Period were Link Real Estate Investment Trust, Wharf Real Estate Investment Company Limited and GLP J-REIT.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR Dow Jones International Real Estate ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Dow Jones Global ex-U.S. Select Real Estate Securities Index	Net Asset Value	Market Value	Dow Jones Global ex-U.S. Select Real Estate Securities Index
ONE YEAR	4.08% (1)	3.48%	3.40%	4.08% (1)	3.48%	3.40%
FIVE YEARS	(18.22)%	(18.54)%	(18.58)%	(3.94)%	(4.02)%	(4.03)%
TEN YEARS	(7.16)%	(8.06)%	(6.13)%	(0.74)%	(0.84)%	(0.63)%
(1)	Differs from the the total return disclosed in the financial highlights for the year ended September 30, 2023, which is based on the net asset value calculated in accordance with U.S. generally accepted accounting principles.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Dow Jones International Real Estate ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.59%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR Dow Jones International Real Estate ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Mitsui Fudosan Co. Ltd.	5.7%
Link REIT REIT	3.5
Segro PLC REIT	3.0
Scentre Group REIT	2.3
CapitaLand Ascendas REIT REIT	2.0
Swiss Prime Site AG	1.9
Nippon Building Fund, Inc. REIT	1.9
CapitaLand Integrated Commercial Trust REIT	1.9
Wharf Real Estate Investment Co. Ltd.	1.6
Japan Real Estate Investment Corp. REIT	1.5
TOTAL	25.3%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of September 30, 2023

% of Net Assets
Real Estate Management & Development	26.8%
Retail REITs	18.4
Industrial REITs	16.1
Diversified REITs	14.6
Office REITs	12.0
Residential REITs	5.0
Health Care REITs	2.3
Hotel & Resort REITs	2.2
Specialized REITs	2.1
Short-Term Investments	0.6
Liabilities in Excess of Other Assets	(0.1)
TOTAL	100.0%
(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR Portfolio Developed World ex-US ETF
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Unaudited)
The SPDR Portfolio Developed World ex-US ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the developed world (ex-US) equity markets. The Fund’s benchmark is the S&P Developed Ex-U.S. BMI Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 23.69%, and the Index was 23.02%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash drag, security misweights, futures, securities lending income, tax withholding differences and compounding (the exponential growth of outperformance or underperformance) also contributed to the difference between the Fund’s performance and that of the Index.
After three consecutive quarters of negative performance, the last quarter of 2022 ended the year positively for global equities, largely due to the equity rallies seen during October and November. However, the sustainability of these gains was in doubt, as the high inflationary environment continued globally, with no end in sight for the Russia-Ukraine war. Despite the tough ending to the quarter, the Fund still enjoyed gains of over 15% for the same three-month period. Global equity markets proved to be resilient in the first quarter of 2023. Markets started the year with a strong January rally for equities driven by a decline in inflation and prospects of easier monetary policy. February saw a moderate pullback due to sticky core inflation, which together with strong economic data forced investors to reassess their interest rate expectations. In March, the collapse of Silicon Valley Bank and broader concerns around the financial sector hit bank shares hard. However, investors took comfort as regulators and central banks once again intervened to stabilize the sector. The Fund completed the first quarter of the new calendar year with positive returns of almost 8%.
During the second quarter of 2023, the positive momentum continued to decline, but the Fund still managed to finish in positive territory with returns close to 3%. April saw an increase in global shares, backed by some solid economic data. In May, global markets showed mixed reactions, as investors were worried about the potential for further rate hikes in the U.S. and Europe. Global equity markets were generally higher in June as the turmoil of the U.S. debt ceiling negotiations faded. Instead, investors took encouragement from economic data, which indicated that U.S. inflation was moving in the right direction while the job markets remained healthy. Corporate earnings held up better than expected as there was a possibility that the U.S. Federal Reserve (the “Fed”) did enough to get inflation under control. The yield curve was still warning of a possible recession, but investors were happy to add to holdings in the U.S.. Data from Europe was mixed with some countries seeing steady falls in inflation while for others it remained stubbornly high. In local currency, Japan was the strongest of all, but a weakening yen detracted in common currency terms.
Global equity markets hit 2023 highs in July, as inflation showed signs of easing in many regions. In August, Chinese real estate worries dampened investor sentiments. By September, investors were further spooked by the prospects of the high interest rates regime persisting. Over the course of the quarter, crude oil prices rose by almost 30%. While this boosted oil-producers and regions such as the United Kingdom (UK), investors weighed in on its potential impact on inflation. The Index ended the Reporting Period in the red, falling by 4% (in USD terms).
The Fund used index futures to equitize cash and income receivables during the Reporting Period. The Fund’s use of futures helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Novo Nordisk A/S Class B, ASML Holding NV and Samsung Electronics Co. Ltd. GDR. The top negative contributors to the Fund’s performance during the Reporting Period were Roche Holding Ltd., Atlassian Corp. Class A and Nutrien Ltd..
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR Portfolio Developed World ex-US ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P Developed ex-U.S. BMI Index	Net Asset Value	Market Value	S&P Developed ex-U.S. BMI Index
ONE YEAR	23.69%	23.81%	23.02%	23.69%	23.81%	23.02%
FIVE YEARS	16.64%	16.21%	15.03%	3.13%	3.05%	2.84%
TEN YEARS	46.88%	46.22%	45.52%	3.92%	3.87%	3.82%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Portfolio Developed World ex-US ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.03%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR Portfolio Developed World ex-US ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Nestle SA	1.4%
Novo Nordisk AS Class B	1.4
Samsung Electronics Co. Ltd. GDR	1.2
ASML Holding NV	1.1
Toyota Motor Corp.	1.1
Shell PLC	1.0
Novartis AG	1.0
AstraZeneca PLC	1.0
LVMH Moet Hennessy Louis Vuitton SE	0.9
Roche Holding AG	0.9
TOTAL	11.0%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.

SPDR Portfolio Emerging Markets ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
The SPDR Portfolio Emerging Markets ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the emerging markets of the world. The Fund’s benchmark is the S&P Emerging BMI Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 11.43% and the Index was 11.43%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees, expenses, cash drag and security positioning contributed to the Fund’s performance during the Reporting Period.
There were a number of factors that contributed to this Fund’s return during the Reporting Period. One of these was the continuing geopolitical tensions most notably the ongoing conflict between Russia and Ukraine and the strains in the U.S. and China relationship. In regard to China, the fallout from their COVID-19 suppression policy, ongoing real estate challenges and the U.S. movement towards onshoring and nearshoring have negatively impacted returns via revenue concerns. The Reporting Period was also marked by rising commodity prices which had a varied impact on the Fund’s constitutes mainly driven by whether a country was a net importer or exporter of commodities. Additionally due to the propensity to have U.S. dollar denominated debt, the dramatic rise in the Dollar had a significant negative impact on revenue expectations for much of the emerging markets. Similarly, very heightened inflation acted as a significant drag for many of the emerging market countries. As countries worked to counter inflation, concerns grew over the possibility of a broad global recession.
The Fund used futures in order to help track the Index during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Taiwan Semiconductor Manufacturing Co., Tencent Holdings Ltd., New Oriental Education and Technology Group. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Meituan Class B, JD.com Inc. and NIO Inc..
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR Portfolio Emerging Markets ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P Emerging BMI Index	Net Asset Value	Market Value	S&P Emerging BMI Index
ONE YEAR	11.43%	11.76%	11.43%	11.43%	11.76%	11.43%
FIVE YEARS	11.23%	10.97%	10.37%	2.15%	2.10%	1.99%
TEN YEARS	33.86%	33.70%	33.95%	2.96%	2.95%	2.97%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Portfolio Emerging Markets ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.07%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR Portfolio Emerging Markets ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	5.0%
Tencent Holdings Ltd.	3.1
Alibaba Group Holding Ltd.	2.2
HDFC Bank Ltd.	1.4
Reliance Industries Ltd. GDR	1.3
ICICI Bank Ltd. ADR	0.9
PDD Holdings, Inc. ADR	0.9
Meituan Class B	0.8
Infosys Ltd. ADR	0.8
China Construction Bank Corp. Class H	0.7
TOTAL	17.1%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.

SPDR Portfolio Europe ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
The SPDR Portfolio Europe ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the STOXX Europe Total Market Index. The Fund’s benchmark is the STOXX Europe Total Market Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 28.66%, and the Index was 28.38%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, cash drag and cumulative effect of security misweights, tax withholdings contributed to the difference between the Fund’s performance and that of the Index.
Keeping in line with the U.S. Federal Reserve’s (the “Fed”) move, the European Central Bank (the “ECB”) also announced a lower-than-expected deposit facility rate hike of 50 bps in December 2022. Additionally, in what was being seen a positive measure to fight against the soaring energy prices in the region, the European Union (the “EU”) nations agreed to cap the rising wholesale gas prices if it were to breach €180. This will be implemented from February 2023 onward for a period of 1 year. Spain and France announced aid packages for citizens in the face of soaring inflation. Despite rapidly rising interest rates and the turmoil in the banking sector in March, economic activity in Europe surprised on the upside throughout the second quarter of the Reporting Period, driven by falling energy prices and the resilience of services activity. In June, the Eurozone manufacturing sector saw its decline worsening, with the S&P Global Eurozone Manufacturing PMI coming in at 43.4, down from preliminary estimate of 43.6 and in the previous month estimate of 48.5. The demand for goods produced in the Eurozone drastically decreased, with dismal sales performances particularly noticeable in Austria, Germany and Italy. The European Central Bank’s (ECB) monetary stance appeared to be bearing fruit, as Eurozone inflation slowed to two-year lows. However, the higher interest rate took a toll on the disposable income of consumers, reflecting on the fortunes of Consumer Discretionary stocks. Although the purchasing managers indices (PMI) showed that the Eurozone was in contraction, the overall trend has remained positive.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were TotalEnergies SE, ASML Holding NV, and Novo Nordisk AS Class B. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Roche Holding AG, Credit Suisse Group, and Adyen NV.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR Portfolio Europe ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value(1)	Market Value(1)	STOXX Europe Total Market Index(2)	Net Asset Value(1)	Market Value(1)	STOXX Europe Total Market Index(2)
ONE YEAR	28.66%	29.29%	28.38%	28.66%	29.29%	28.38%
FIVE YEARS	25.29%	25.11%	24.23%	4.61%	4.58%	4.43%
TEN YEARS	39.70%	38.55%	38.74%	3.40%	3.31%	3.33%
(1)	Effective September 23, 2019, the Fund changed its benchmark index from STOXX Europe 50 Index to the STOXX Europe Total Market Index. The Fund’s performance in the tables above is based on the Fund’s prior investment strategy to track a different benchmark index for periods prior to September 23, 2019.
(2)	Index returns represent the Fund’s prior benchmark index from September 30, 2012 through September 22, 2019 and the STOXX Europe Total Market Index from September 23, 2019 through September 30, 2023.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Portfolio Europe ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.07%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
Portfolio Summary (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Nestle SA	2.7%
Novo Nordisk AS Class B	2.7
ASML Holding NV	2.2
Novartis AG	1.9
AstraZeneca PLC	1.9
LVMH Moet Hennessy Louis Vuitton SE	1.8
Roche Holding AG	1.7
TotalEnergies SE	1.5
HSBC Holdings PLC	1.4
SAP SE	1.2
TOTAL	19.0%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.

SPDR Portfolio MSCI Global Stock Market ETF
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Unaudited)
The SPDR Portfolio MSCI Global Stock Market ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks securities of publicly-traded companies in developed and emerging markets. The Fund’s benchmark is the MSCI ACWI IMI Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 20.46%, and the Index was 20.16%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash drag, optimization, and tax withholdings contributed to the difference between the Fund’s performance and that of the Index.
The Reporting Period’s market environment was significantly influenced by the U.S. Federal Reserve (the “Fed”), as its efforts to combat the highest U.S. inflation in nearly 40 years took center stage, as did the immediate downstream effects of these large rate increases and speculation on when and if those rate increases would have to be halted, or even reversed. But there were other themes connected to tech and the prospects of artificial intelligence that were also impactful.
After three consecutive quarters of negative performance, the last quarter of 2022 ended the calendar year positively for global equities largely due to the equity rallies seen during October and November.
A surging energy sector that was benefitting from higher energy prices also helped. After four consecutive 75 bps rate increases, the Fed tightened by only 50 bps at December’s meeting. However, the Fed reiterated that it would maintain its staunchly hawkish stance, capping some market exuberance but maintaining the market’s gains for the quarter.
As the first quarter of 2023 began, markets moved higher as investors interpreted inflation, GDP and headline unemployment numbers as net positives, despite some weakening corporate earnings. But the sudden collapse of Silicon Valley Bank and the deposit vulnerability it exposed in regional banks-driven by depositors chasing higher yields available in money market funds and the like-significantly rattled investors. Fortunately, when regulatory bailouts appeared to limit bank failures and contain the financial contagion, the markets recovered with surprising strength connected to newfound enthusiasm for tech companies and all things AI-related.
This enthusiasm in the U.S. continued into the second quarter of 2023, assisted by falling inflation and a June pause in rate hikes. Global central banks pressed ahead with interest rate hikes, however, as both the Bank of England and the Norges Bank surprised markets by hiking 50 bps each. The Bank of Canada resumed hiking too. In July, the Reserve Bank of Australia paused after two successive hikes.
Markets continued to climb after June’s U.S. inflation number came in at only 3%, which was its slowest pace in more than two years reinvigorating investors on the idea that a soft landing might indeed be possible. Unfortunately, a downgrade of the United States’ credit rating on August 1st put an end to the euphoria. That, combined with record high mortgage interest rates, additional regional bank downgrades and concerns about the Chinese property market and its impact on China’s overall economy, put newfound fear into investor sentiment. Tech names sold off particularly strongly as the Fed communicated that it might hold rates higher for longer than expected, giving markets a tough September to end the year-long period.
The Fund used equity index futures in order to equitize dividend receivables and minimize cash drag during the Reporting Period. The Fund’s use of index futures slightly detracted from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were NVIDIA Corp., Microsoft Corp., and Apple, Inc.. The top negative contributors to the Fund’s performance during the Reporting Period were Tesla, Inc., NextEra Energy, Inc. and CVS Health Corp..
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR Portfolio MSCI Global Stock Market ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI ACWI IMI Index	Net Asset Value	Market Value	MSCI ACWI IMI Index
ONE YEAR	20.46%	20.46%	20.16%	20.46%	20.46%	20.16%
FIVE YEARS	38.13%	38.05%	34.41%	6.67%	6.66%	6.09%
TEN YEARS	115.52%	117.03%	103.91%	7.98%	8.06%	7.39%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Portfolio MSCI Global Stock Market ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.09%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR Portfolio MSCI Global Stock Market ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Apple, Inc.	3.9%
Microsoft Corp.	3.3
Amazon.com, Inc.	1.8
NVIDIA Corp.	1.5
Alphabet, Inc. Class C	1.1
Alphabet, Inc. Class A	1.1
Meta Platforms, Inc. Class A	1.0
Tesla, Inc.	1.0
JPMorgan Chase & Co.	0.8
UnitedHealth Group, Inc.	0.8
TOTAL	16.3%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.

SPDR S&P China ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)
The SPDR S&P China ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the Chinese equity market. The Fund’s benchmark is the S&P China BMI Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 4.08%, and the Index was 4.34%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. The difference in return of the Fund and Index was largely due to sampling.
The Index had a positive return of 12.80% in the last quarter of 2022. The most significant news from the quarter came from the Asia Pacific - China moving away from its zero-COVID-19 policy and lifting its COVID-19 restrictions after three years. This, of course, meant a spike in COVID-19 cases in the region, but the easing also implied a resurgence of trade from China. Notwithstanding the ongoing geopolitical tensions, elevated energy and food prices, and the effects of global monetary policy tightening, the global economy proved more resilient than expected in the first quarter of 2023. China’s quick recovery provided a further boost. China doing away with its zero-COVID-19 policy led to a strong rebound in its economy since January, while inflation remained surprisingly low, allowing the People’s Bank of China to maintain an easy monetary policy. During the first quarter of 2023, the Index had a positive return of 4.54%.
Among regions, the U.S. was particularly strong and China particularly weak in the second quarter of 2023. China was the weakest index market in the quarter with the Index suffering its first negative return of –9.43% for the fiscal year. Record high youth unemployment, consumer unwillingness to spend and soft demand at home and abroad were some of the major concerns. Risk assets ended the third quarter of 2023 down amid higher interest rates and risk of financial instability in China. In China, the economy stalled somewhat in September, with retail sales, pricing power, and loan growth weakening, compared to August numbers. China continued to be a laggard, with debt concerns around the domestic real estate sector spooking investors. The negative sentiment hurt the Index as it returned –2.31% for the third quarter of 2023.
The Fund used index futures in order to equitize cash accruals during the Reporting Period. The Fund’s use of index futures helped the Fund track the Index from Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were New Oriental Education & Technology Group, Tencent Holdings Ltd. and PDD Holdings, Inc.. The top negative contributors to the Fund’s performance during the Reporting Period were Meituan Class B, JD.com and NIO, Inc..
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR S&P China ETF
Performance Summary (unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P China BMI Index	Net Asset Value	Market Value	S&P China BMI Index
ONE YEAR	4.08%	4.00%	4.34%	4.08%	4.00%	4.34%
FIVE YEARS	(18.78)%	(18.93)%	(17.78)%	(4.07)%	(4.11)%	(3.84)%
TEN YEARS	17.46%	16.95%	19.19%	1.62%	1.58%	1.77%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR S& P China ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.59%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR S&P China ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Tencent Holdings Ltd.	9.9%
Alibaba Group Holding Ltd.	6.9
PDD Holdings, Inc. ADR	2.7
Meituan Class B	2.6
China Construction Bank Corp. Class H	2.3
Baidu, Inc. Class A	1.6
NetEase, Inc.	1.5
JD.com, Inc. Class A	1.5
Ping An Insurance Group Co. of China Ltd. Class H	1.4
Industrial & Commercial Bank of China Ltd. Class H	1.4
TOTAL	31.8%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Sector Breakdown as of September 30, 2023

% of Net Assets
Consumer Discretionary	25.8
Communication Services	16.2
Financials	14.9
Industrials	8.1
Information Technology	7.5
Health Care	7.0
Consumer Staples	5.8
Materials	5.1
Energy	3.2
Real Estate	3.1
Utilities	2.2
Short-Term Investments	1.5
Liabilities in Excess of Other Assets	(0.4)
TOTAL	100.0
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR S&P Global Natural Resources ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
The SPDR S&P Global Natural Resources ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks publicly-traded companies in natural resources and/or commodities businesses. The Fund’s benchmark is the S&P Global Natural Resources Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 17.11%, and the Index was 17.00%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Management fees, cash drag, and cumulative effects of individual security misweights contributed to the difference between the Fund’s performance and that of the Index.
The Fund had positive performance in three of the four quarters of the Reporting Period. Performance in the first and second quarters of the Reporting Period were positive. The positive performance was driven by better inflation numbers, hopes of a halt in interest rate hikes by the U.S. Federal Reserve (the “Fed”), positive corporate earnings, stabilization measures by regulators to head off panic in the banking sector and expectations that inflation could moderate without negative impacts to unemployment. Performance in the third quarter of the Reporting Period was negative due to softening demand from a lower growth outlook and a stronger dollar. Performance was positive in the fourth quarter of the Reporting Period as was driven by higher energy prices.
The Fund used index futures contracts in order to equitize cash and receivables during the Reporting Period. The Fund’s use of index futures contracts helped the Fund track the Index.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Shell PLC, Exxon Mobil Corp., and TotalEnergies SE. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Nutrien Ltd., FMC Corp., and Sociedad Quimica y Minera de Chile SA Pfd Series B.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR S&P Global Natural Resources ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P Global Natural Resources Index	Net Asset Value	Market Value	S&P Global Natural Resources Index
ONE YEAR	17.11%	17.31%	17.00%	17.11%	17.31%	17.00%
FIVE YEARS	32.08%	31.85%	31.75%	5.72%	5.68%	5.67%
TEN YEARS	56.97%	56.87%	56.50%	4.61%	4.61%	4.58%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR S& P Global Natural Resources ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.40%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR S&P Global Natural Resources ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Shell PLC	5.1%
BHP Group Ltd.	5.0
Exxon Mobil Corp.	4.2
TotalEnergies SE	3.8
BP PLC	2.9
UPM-Kymmene Oyj	2.8
Nutrien Ltd.	2.7
Chevron Corp.	2.7
Glencore PLC	2.5
Freeport-McMoRan, Inc.	2.4
TOTAL	34.1%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
The SPDR S&P International Small Cap ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index based upon the developed world (ex-US) small cap equity markets. The Fund’s benchmark is the S&P Developed Ex-U.S. Under USD2 Billion (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 15.45%, and the Index was 15.42%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Cash drag, tax withholdings differences, securities lending income and cumulative effects of security misweights contributed to the difference between the Fund’s performance and that of the Index were primary drivers of Fund performance during the Reporting Period.
The Index added 14.5% in the first quarter of the fiscal year as the global economy decelerated with inflation showing signs of slowing down in the U.S. and peaking in the Eurozone and Japan. However, key central banks continued with their hawkish tone, which further dented market sentiments toward the end of this quarter. Risk assets rallied in the first two months of the quarter, but this came to a premature end in December as investors worried about weakening economic growth amid continued hawkish messaging by central banks.
The Index advanced by 4.8% in the second quarter of the fiscal year. Notwithstanding the ongoing geopolitical tensions, elevated energy and food prices, and the effects of global monetary policy tightening, the global economy proved more resilient than expected in this quarter. Global equity markets proved to be resilient as markets started the year with a strong January rally for equities driven by a decline in inflation and prospects of easier monetary policy. February saw a moderate pullback due to sticky core inflation, which together with strong economic data forced investors to reassess their interest rate expectations. In March, the collapse of Silicon Valley Bank and broader concerns around the financial sector hit bank shares hard. However, investors took comfort as regulators and central banks once again intervened to stabilize the sector.
The Index delivered a relatively flat return by losing 0.2% in the third quarter of the fiscal year. The global economy expanded in the second quarter, but the momentum slowed in June as activity in the services sector grew more slowly than in previous months. The job market continued to remain tight. Inflation peaked but remained well above the central bank’s target levels. Even though some central banks saw progress in inflation, overall, they continued to face a difficult balancing act. CPI surprised to the downside in the Euro area, Australia and Canada. Notably, CPI in the UK surprisingly rose 8.7% year-over-year in May, three-tenths above consensus. With limited progress in inflation, the guidance was also seen leaning towards a hawkish stance. European Central Bank (ECB) President Christine Lagarde cemented the likelihood of a 25 bps hike in July and reiterated that “rates will need to stay high for longer”.
The Index had its worst quarter by losing 3.6% in the third quarter of the fiscal. Global economic growth remained lackluster in this quarter, with manufacturing activities contracting for the fourth month running and services sector growth also slowing down.  Activities in the Eurozone rebounded by a bit in September, but still remained in contractionary territory. Core inflation numbers showed a disinflationary trend, while the labor market continued to be relatively robust across key developed economies. Risk assets ended this quarter down amid higher interest rates and risk of financial instability in China. Global equity markets hit 2023 highs in July, as inflation showed signs of easing in many regions. In August, Chinese real estate worries dampened investor sentiments. By September, investors were further spooked by the prospects of the high interest rates regime persisting. Over the course of the quarter, crude oil prices rose by almost 30%. While this boosted oil-producers and regions such as the United Kingdom (UK), investors weighed in on its potential impact on inflation.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Kobe Steel, Ltd, JYP Entertainment Corp., and Hanmi Semiconductor Co. Ltd. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were eREX Co. Ltd., FREYR Battery SA and DAESUNG HOLDINGS Co. Ltd..
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P Developed ex-U.S. Under USD2 Billion Index	Net Asset Value	Market Value	S&P Developed ex-U.S. Under USD2 Billion Index
ONE YEAR	15.45%	14.97%	15.42%	15.45%	14.97%	15.42%
FIVE YEARS	(1.11)%	(1.28)%	(1.86)%	(0.22)%	(0.26)%	(0.37)%
TEN YEARS	35.92%	35.72%	35.01%	3.12%	3.10%	3.05%
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR S& P International Small Cap ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.40%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR S&P International Small Cap ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Nikkon Holdings Co. Ltd.	0.2%
Advantage Energy Ltd.	0.2
Peyto Exploration & Development Corp.	0.2
HUB24 Ltd.	0.2
NTT UD REIT Investment Corp. REIT	0.2
Press Kogyo Co. Ltd.	0.2
Toagosei Co. Ltd.	0.2
Alteogen, Inc.	0.2
Criteo SA ADR	0.2
Nihon M&A Center Holdings, Inc.	0.2
TOTAL	2.0%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.

SPDR S&P North American Natural Resources ETF
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Unaudited)
The SPDR S&P North American Natural Resources ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks publicly-traded North American companies in natural resources and/or commodities businesses. The Fund’s benchmark is the S&P BMI North American Natural Resources Index (the “Index”).
For the 12-month period ended September 30, 2023 (the “Reporting Period”), the total return for the Fund was 14.49% and the Index was 14.23%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns. Fees and expenses, cash drag, cumulative effect of security misweights, and tax withholdings contributed to the difference between the Fund’s performance and that of the Index.
After the strong the fourth quarter of 2022, global economic growth remained lackluster in 2023, with manufacturing activities contracting for the four straight months and services sector growth also slowing down. Business activity in the United States (U.S.) rose at a weaker pace, signaling broad stagnation in output amid muted demand conditions. Commodities rose during the third quarter of 2023, outperforming both equities and bond markets, driven by higher energy prices. The energy sector posted robust gains near 20% during the Reporting Period followed by industrial metals, while both precious metals and agriculture declined. Supported by OPEC+ crude oil production cuts led by Saudi Arabia and Russia that began to squeeze global supply and lower inventories in the U.S., a resurgence in crude oil emerged. Industrial metals were a positive with support from zinc and aluminum, however, copper languished due to the slowdown in global manufacturing activity. While increasing real rates and a strong U.S. dollar weighted on gold. Global natural resource companies followed with leadership coming from energy related industries such as the integrated oils, exploration and production oil and gas, and other consumable fuels. Diversified metal & mining along with agricultural fertilizer, chemical and food products names were muted to negative. The utilities sector and industrial industries such as rail and highway, airport services, and marine logistics within global infrastructure struggled with competition from increasingly higher income options, rising energy costs, and escalating global slowdown fears.
The Fund did not invest in derivatives during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Exxon Mobil Corp., Freeport-McMoRan, Inc. and Chevron Corp.. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Nutrien Ltd., Mosaic Company and Corteva, Inc..
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR S&P North American Natural Resources ETF
Performance Summary (Unaudited)
Performance as of September 30, 2023
	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P BMI North American Natural Resources Index	Net Asset Value	Market Value	S&P BMI North American Natural Resources Index
ONE YEAR	14.49%	14.52%	14.23%	14.49%	14.52%	14.23%
FIVE YEARS	75.59%	75.18%	73.56%	11.92%	11.87%	11.66%
SINCE INCEPTION(1)	159.11%	158.59%	155.96%	12.99%	12.96%	12.82%
(1)	For the period ended December 15, 2015 to September 30, 2023. Since shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund (12/15/15, 12/16/15, respectively), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR S& P North American Natural Resources ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.35%. Please see the financial highlights for the total expense ratio for the fiscal period ended September 30, 2023.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit https://www.ssga.com/spdrs for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR S&P North American Natural Resources ETF
Portfolio Statistics (Unaudited)
Top Ten Holdings as of September 30, 2023

Description	% of Net Assets
Exxon Mobil Corp.	9.4%
Freeport-McMoRan, Inc.	7.7
Chevron Corp.	7.4
Archer-Daniels-Midland Co.	6.1
Corteva, Inc.	5.5
Nutrien Ltd.	4.7
ConocoPhillips	4.5
Franco-Nevada Corp.	4.3
Newmont Corp.	4.2
Barrick Gold Corp.	4.1
TOTAL	57.9%
(The ten largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
See accompanying notes to financial statements.

SPDR DOW JONES GLOBAL REAL ESTATE ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 99.2%
AUSTRALIA — 2.6%
BWP Trust REIT (a)	450,841	$ 974,759
Centuria Industrial REIT	490,480	952,833
Charter Hall Long Wale REIT (a)	604,145	1,255,527
Charter Hall Retail REIT (a)	471,406	955,330
Dexus REIT	976,568	4,601,021
GPT Group REIT	1,739,171	4,377,597
National Storage REIT	1,139,145	1,602,745
Region RE Ltd. REIT	1,036,757	1,351,628
Scentre Group REIT	4,717,499	7,489,896
Vicinity Ltd. REIT (a)	3,511,937	3,841,893
Waypoint REIT Ltd.	611,814	888,446
		28,291,675
AUSTRIA — 0.1%
CA Immobilien Anlagen AG	38,391	1,276,299
BELGIUM — 0.7%
Aedifica SA REIT	42,876	2,444,519
Cofinimmo SA REIT	30,799	2,116,288
Warehouses De Pauw CVA REIT	146,639	3,639,155
		8,199,962
BRAZIL — 0.3%
Aliansce Sonae Shopping Centers sa	371,602	1,677,154
Iguatemi SA (b)	207,150	838,086
Multiplan Empreendimentos Imobiliarios SA	240,300	1,179,607
		3,694,847
CANADA — 1.0%
Artis Real Estate Investment Trust	46,355	221,489
Boardwalk Real Estate Investment Trust	20,381	1,007,141
Canadian Apartment Properties REIT	74,792	2,493,804
Dream Industrial Real Estate Investment Trust	118,619	1,126,530
First Capital Real Estate Investment Trust	95,370	938,181
Granite Real Estate Investment Trust	28,992	1,545,668
H&R Real Estate Investment Trust	122,448	835,943
NorthWest Healthcare Properties Real Estate Investment Trust	111,079	417,368
RioCan Real Estate Investment Trust	132,950	1,776,928
SmartCentres Real Estate Investment Trust	64,594	1,087,396
		11,450,448
Security Description	Shares	Value
FINLAND — 0.1%
Kojamo Oyj (a)	165,620	$ 1,472,941
FRANCE — 1.4%
Covivio SA REIT	44,459	1,981,687
Gecina SA REIT	46,594	4,772,813
Klepierre SA REIT	177,107	4,355,905
Unibail-Rodamco-Westfield REIT (c)	92,129	4,560,069
		15,670,474
GERMANY — 0.6%
Aroundtown SA (c)	775,737	1,619,626
LEG Immobilien SE (c)	67,291	4,655,106
		6,274,732
HONG KONG — 2.0%
Hang Lung Properties Ltd.	1,585,018	2,169,525
Hysan Development Co. Ltd.	540,731	1,048,066
Link REIT	2,338,288	11,464,757
Swire Properties Ltd.	960,000	2,002,899
Wharf Real Estate Investment Co. Ltd.	1,405,000	5,426,719
		22,111,966
ISRAEL — 0.2%
Azrieli Group Ltd.	33,294	1,708,865
JAPAN — 9.7%
Activia Properties, Inc. REIT	663	1,832,719
Advance Residence Investment Corp. REIT	1,256	2,853,302
Aeon Mall Co. Ltd.	88,300	1,041,434
AEON REIT Investment Corp.	1,619	1,589,435
Comforia Residential REIT, Inc.	605	1,343,994
Daiwa House REIT Investment Corp.	1,954	3,454,282
Daiwa Office Investment Corp. REIT	255	1,141,498
Daiwa Securities Living Investments Corp. REIT	2,082	1,547,286
Frontier Real Estate Investment Corp. REIT	469	1,437,879
Global One Real Estate Investment Corp. REIT	914	703,148
GLP J-REIT	4,469	4,004,056
Hoshino Resorts REIT, Inc. (a)	239	1,049,053
Hulic Co. Ltd.	544,700	4,894,908
Hulic Reit, Inc.	1,200	1,281,823
Ichigo Office REIT Investment Corp.	917	537,695
Industrial & Infrastructure Fund Investment Corp. REIT	1,919	1,777,221
Invincible Investment Corp. REIT	6,173	2,556,485
Japan Excellent, Inc. REIT	1,151	1,020,454
Japan Hotel REIT Investment Corp. (a)	4,043	2,115,988
Japan Logistics Fund, Inc. REIT	867	1,684,324

See accompanying notes to financial statements.

SPDR DOW JONES GLOBAL REAL ESTATE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Japan Metropolitan Fund Invest REIT	6,343	$ 4,123,109
Japan Prime Realty Investment Corp. REIT	906	2,191,764
Japan Real Estate Investment Corp. REIT	1,293	5,051,560
Kenedix Office Investment Corp. REIT	767	1,778,402
Kenedix Residential Next Investment Corp. REIT	977	1,494,717
Kenedix Retail REIT Corp.	559	1,082,975
LaSalle Logiport REIT	1,715	1,648,055
Mitsubishi Estate Logistics REIT Investment Corp. (a)	456	1,147,449
Mitsui Fudosan Co. Ltd.	854,700	18,866,690
Mitsui Fudosan Logistics Park, Inc. REIT	528	1,666,530
Mori Hills REIT Investment Corp. Class C,	1,495	1,419,611
Mori Trust Reit, Inc.	2,392	1,166,947
Nippon Accommodations Fund, Inc. REIT (a)	457	1,932,431
Nippon Building Fund, Inc. REIT	1,545	6,274,217
Nippon Prologis REIT, Inc.	2,232	4,176,072
NIPPON REIT Investment Corp.	417	997,614
Nomura Real Estate Master Fund, Inc. REIT	4,279	4,800,165
NTT UD REIT Investment Corp.	1,310	1,212,337
Orix JREIT, Inc.	2,523	3,033,179
Sekisui House REIT, Inc.	3,967	2,214,449
Tokyu REIT, Inc.	868	1,063,878
United Urban Investment Corp. REIT	2,822	2,944,449
		108,153,584
MEXICO — 0.6%
Corp. Inmobiliaria Vesta SAB de CV (a)	732,782	2,424,124
Fibra Uno Administracion SA de CV REIT (a)	2,557,781	4,275,601
		6,699,725
ROMANIA — 0.2%
NEPI Rockcastle NV	444,618	2,456,805
SAUDI ARABIA — 0.1%
Arabian Centres Co. Ltd.	155,732	826,319
SINGAPORE — 3.4%
CapitaLand Ascendas REIT	3,232,691	6,513,225
CapitaLand Ascott Trust REIT	2,089,093	1,469,360
CapitaLand China Trust REIT (a)	1,121,400	727,115
CapitaLand Integrated Commercial Trust REIT	4,594,407	6,227,308
CapitaLand Investment Ltd.	2,172,917	4,935,191
Frasers Centrepoint Trust REIT	1,004,093	1,611,081
Security Description	Shares	Value
Frasers Logistics & Commercial Trust REIT	2,692,800	$ 2,110,994
Keppel DC REIT	1,236,300	1,884,024
Keppel REIT	1,765,612	1,106,014
Mapletree Industrial Trust REIT	1,892,632	3,133,818
Mapletree Logistics Trust REIT	3,031,563	3,731,428
Mapletree Pan Asia Commercial Trust REIT	2,091,031	2,190,764
Suntec Real Estate Investment Trust (a)	2,063,695	1,753,891
		37,394,213
SOUTH AFRICA — 0.2%
Growthpoint Properties Ltd. REIT	3,142,358	1,759,710
SPAIN — 0.4%
Inmobiliaria Colonial Socimi SA REIT (a)	258,286	1,471,217
Merlin Properties Socimi SA REIT	302,225	2,555,046
		4,026,263
SWEDEN — 1.1%
Castellum AB (a)	384,416	3,939,979
Fabege AB	221,268	1,778,421
Hufvudstaden AB Class A (a)	104,266	1,161,262
Sagax AB Class B	187,548	3,599,323
Samhallsbyggnadsbolaget i Norden AB (a)	997,935	367,238
Wihlborgs Fastigheter AB	241,834	1,701,755
		12,547,978
SWITZERLAND — 1.0%
PSP Swiss Property AG	41,658	4,927,192
Swiss Prime Site AG	69,706	6,396,829
		11,324,021
THAILAND — 0.2%
Central Pattana PCL NVDR	1,207,100	2,096,782
TURKEY — 0.0% (d)
Is Gayrimenkul Yatirim Ortakligi AS REIT (c)	399,088	344,425
UNITED KINGDOM — 3.7%
Assura PLC REIT (a)	2,754,024	1,421,210
Big Yellow Group PLC REIT	161,123	1,845,641
British Land Co. PLC REIT	864,430	3,343,548
Derwent London PLC REIT	101,699	2,391,960
Grainger PLC	690,203	1,967,909
Hammerson PLC REIT	3,467,299	1,065,620
Land Securities Group PLC REIT	682,240	4,911,311
LondonMetric Property PLC REIT	911,495	1,913,543
LXI REIT PLC	1,550,252	1,718,081
Primary Health Properties PLC REIT	1,247,595	1,416,159
Safestore Holdings PLC REIT	202,033	1,814,912

See accompanying notes to financial statements.

SPDR DOW JONES GLOBAL REAL ESTATE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Segro PLC REIT	1,117,934	$ 9,816,170
Supermarket Income Reit PLC	1,146,190	1,064,625
Tritax Big Box REIT PLC	1,732,573	2,956,338
UNITE Group PLC REIT	359,723	3,940,561
		41,587,588
UNITED STATES — 69.6%
Acadia Realty Trust REIT	87,897	1,261,322
Agree Realty Corp. REIT	87,432	4,829,744
Alexandria Real Estate Equities, Inc. REIT	142,075	14,221,707
American Assets Trust, Inc. REIT	43,652	849,031
American Homes 4 Rent Class A, REIT	290,281	9,779,567
Americold Realty Trust, Inc. REIT	231,947	7,053,508
Apartment Income REIT Corp.	135,434	4,157,824
Apartment Investment & Management Co. Class A, REIT (c)	122,229	831,157
Apple Hospitality REIT, Inc.	196,275	3,010,859
Ashford Hospitality Trust, Inc. REIT (a)(c)	30,012	71,729
AvalonBay Communities, Inc. REIT	129,562	22,250,978
Boston Properties, Inc. REIT	131,644	7,830,185
Brandywine Realty Trust REIT	155,721	706,973
Brixmor Property Group, Inc. REIT	273,036	5,673,688
Broadstone Net Lease, Inc. REIT	170,580	2,439,294
Camden Property Trust REIT	97,104	9,184,096
CareTrust REIT, Inc.	91,181	1,869,211
Centerspace REIT	13,634	821,585
Chatham Lodging Trust REIT	47,956	458,939
City Office REIT, Inc.	35,070	149,048
Community Healthcare Trust, Inc. REIT	22,833	678,140
COPT Defense Properties REIT	103,160	2,458,303
Cousins Properties, Inc. REIT	137,614	2,803,197
CubeSmart REIT	204,358	7,792,171
DiamondRock Hospitality Co. REIT	189,391	1,520,810
Digital Realty Trust, Inc. REIT	276,150	33,419,673
DigitalBridge Group, Inc.	129,565	2,277,753
Diversified Healthcare Trust REIT (a)	191,279	371,081
Douglas Emmett, Inc. REIT	154,491	1,971,305
Easterly Government Properties, Inc. REIT (a)	86,848	992,673
EastGroup Properties, Inc. REIT	41,248	6,869,029
Elme Communities REIT	81,695	1,114,320
Empire State Realty Trust, Inc. Class A, REIT	116,711	938,356
EPR Properties REIT	68,335	2,838,636
Security Description	Shares	Value
Equinix, Inc. REIT	85,340	$ 61,979,028
Equity Commonwealth REIT	101,794	1,869,956
Equity LifeStyle Properties, Inc. REIT	170,025	10,832,293
Equity Residential REIT	314,375	18,456,956
Essential Properties Realty Trust, Inc. REIT	141,541	3,061,532
Essex Property Trust, Inc. REIT	58,398	12,385,632
Extra Space Storage, Inc. REIT	192,707	23,429,317
Federal Realty Investment Trust REIT	66,670	6,042,302
First Industrial Realty Trust, Inc. REIT	120,112	5,716,130
Four Corners Property Trust, Inc. REIT	83,112	1,844,255
Getty Realty Corp. REIT	41,203	1,142,559
Global Medical REIT, Inc.	58,754	527,023
Global Net Lease, Inc. REIT	176,413	1,695,329
Healthcare Realty Trust, Inc. REIT	346,000	5,283,420
Healthpeak Properties, Inc. REIT	499,453	9,169,957
Hersha Hospitality Trust Class A, REIT	29,015	286,088
Highwoods Properties, Inc. REIT	97,916	2,018,049
Host Hotels & Resorts, Inc. REIT	649,517	10,437,738
Hudson Pacific Properties, Inc. REIT (a)	117,601	782,047
Independence Realty Trust, Inc. REIT	204,650	2,879,426
Industrial Logistics Properties Trust REIT	62,725	181,275
Innovative Industrial Properties, Inc. REIT	25,497	1,929,103
Invitation Homes, Inc. REIT	524,806	16,631,102
JBG SMITH Properties REIT	84,885	1,227,437
Kilroy Realty Corp. REIT	97,366	3,077,739
Kimco Realty Corp. REIT	565,801	9,952,440
Kite Realty Group Trust REIT	199,150	4,265,793
LXP Industrial Trust REIT	266,610	2,372,829
Macerich Co. REIT	194,905	2,126,414
Medical Properties Trust, Inc. REIT (a)	542,903	2,958,821
Mid-America Apartment Communities, Inc. REIT	106,471	13,697,494
National Health Investors, Inc. REIT	40,345	2,072,119
National Storage Affiliates Trust REIT	75,982	2,411,669
NETSTREIT Corp. (a)	60,362	940,440
NexPoint Residential Trust, Inc. REIT	20,775	668,540
NNN REIT, Inc. (a)	165,757	5,857,852
Office Properties Income Trust REIT	43,807	179,609

See accompanying notes to financial statements.

SPDR DOW JONES GLOBAL REAL ESTATE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Omega Healthcare Investors, Inc. REIT	222,584	$ 7,380,885
Orion Office REIT, Inc.	55,398	288,624
Paramount Group, Inc. REIT	149,341	689,955
Park Hotels & Resorts, Inc. REIT	196,464	2,420,436
Pebblebrook Hotel Trust REIT	111,833	1,519,810
Piedmont Office Realty Trust, Inc. Class A, REIT	112,089	629,940
Plymouth Industrial REIT, Inc.	32,051	671,468
Prologis, Inc. REIT	842,466	94,533,110
Public Storage REIT	144,289	38,023,037
Realty Income Corp. REIT	646,480	32,285,211
Regency Centers Corp. REIT	150,044	8,918,615
Retail Opportunity Investments Corp. REIT	117,175	1,450,627
Rexford Industrial Realty, Inc. REIT	187,730	9,264,475
RLJ Lodging Trust REIT	142,197	1,392,109
RPT Realty REIT	71,577	755,853
Ryman Hospitality Properties, Inc. REIT	54,164	4,510,778
Seritage Growth Properties Class A, REIT (c)	33,645	260,412
Service Properties Trust REIT	154,513	1,188,205
Simon Property Group, Inc. REIT	298,425	32,238,853
SITE Centers Corp. REIT	165,736	2,043,525
SL Green Realty Corp. REIT	58,350	2,176,455
Spirit Realty Capital, Inc. REIT	129,663	4,347,600
STAG Industrial, Inc. REIT	163,253	5,633,861
Summit Hotel Properties, Inc. REIT	96,722	560,988
Sun Communities, Inc. REIT	113,545	13,436,915
Sunstone Hotel Investors, Inc. REIT	188,390	1,761,447
Tanger Factory Outlet Centers, Inc. REIT	97,355	2,200,223
Terreno Realty Corp. REIT	76,248	4,330,886
UDR, Inc. REIT	276,650	9,868,105
UMH Properties, Inc. REIT	54,833	768,759
Universal Health Realty Income Trust REIT	11,415	461,508
Urban Edge Properties REIT	109,574	1,672,099
Ventas, Inc. REIT	367,106	15,466,176
Veris Residential, Inc. REIT	74,141	1,223,327
Vornado Realty Trust REIT (a)	145,210	3,293,363
Welltower, Inc. REIT	473,068	38,753,731
Security Description	Shares	Value
WP Carey, Inc. REIT	195,294	$ 10,561,500
Xenia Hotels & Resorts, Inc. REIT	99,281	1,169,530
		772,038,006
TOTAL COMMON STOCKS (Cost $1,308,317,642)		1,101,407,628

PREFERRED STOCKS — 0.0% (d)
BRAZIL — 0.0% (d)
Iguatemi SA (b) (Cost $36,097)	22,490	38,014
SHORT-TERM INVESTMENTS — 0.9%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (e)(f)	3,824,025	3,824,790
State Street Navigator Securities Lending Portfolio II (g)(h)	5,976,964	5,976,964
TOTAL SHORT-TERM INVESTMENTS (Cost $9,801,753)		9,801,754
TOTAL INVESTMENTS — 100.1% (Cost $1,318,155,492)		1,111,247,396
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(1,367,416)
NET ASSETS — 100.0%		$ 1,109,879,980
(a)	All or a portion of the shares of the security are on loan at September 30, 2023.
(b)	Reflects separate holdings of the issuer's common stock traded on different securities exchanges.
(c)	Non-income producing security.
(d)	Amount is less than 0.05% of net assets.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(f)	The rate shown is the annualized seven-day yield at September 30, 2023.
(g)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2023 are shown in the Affiliate Table below.
(h)	Investment of cash collateral for securities loaned.
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR DOW JONES GLOBAL REAL ESTATE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

At September 30, 2023, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Dow Jones US Real Estate Index (long)	278	12/15/2023	$8,997,260	$8,456,760	$(540,500)

During the year ended September 30, 2023, average notional value related to futures contracts was $6,598,434.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$1,101,407,628	$—	$—	$1,101,407,628
Preferred Stocks	38,014	—	—	38,014
Short-Term Investments	9,801,754	—	—	9,801,754
TOTAL INVESTMENTS	$ 1,111,247,396	$—	$—	$ 1,111,247,396
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts - Unrealized Depreciation	$ (540,500)	$—	$—	$ (540,500)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (540,500)	$—	$—	$ (540,500)

Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	2,275,629	$2,276,084	$ 94,160,628	$ 92,613,121	$1,236	$(37)	3,824,025	$3,824,790	$ 90,463
State Street Navigator Securities Lending Portfolio II	966,746	966,746	143,091,902	138,081,684	—	—	5,976,964	5,976,964	78,611
Total		$3,242,830	$237,252,530	$230,694,805	$1,236	$(37)		$9,801,754	$169,074
See accompanying notes to financial statements.

SPDR DOW JONES INTERNATIONAL REAL ESTATE ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 99.5%
AUSTRALIA — 8.6%
BWP Trust REIT	412,672	$ 892,234
Centuria Industrial REIT (a)	458,297	890,312
Charter Hall Long Wale REIT (a)	561,569	1,167,046
Charter Hall Retail REIT	437,148	885,905
Dexus REIT	913,472	4,303,749
GPT Group REIT	1,627,001	4,095,258
National Storage REIT	1,072,832	1,509,444
Region RE Ltd. REIT	970,093	1,264,718
Scentre Group REIT	4,408,640	6,999,526
Vicinity Ltd. REIT	3,286,680	3,595,473
Waypoint REIT Ltd.	570,168	827,969
		26,431,634
AUSTRIA — 0.4%
CA Immobilien Anlagen AG	35,959	1,195,448
BELGIUM — 2.5%
Aedifica SA REIT (a)	40,423	2,304,664
Cofinimmo SA REIT (a)	28,720	1,973,434
Warehouses De Pauw CVA REIT	137,282	3,406,941
		7,685,039
BRAZIL — 1.1%
Aliansce Sonae Shopping Centers sa	353,913	1,597,318
Iguatemi SA	188,790	763,805
Multiplan Empreendimentos Imobiliarios SA	224,254	1,100,839
		3,461,962
CANADA — 3.5%
Artis Real Estate Investment Trust	47,403	226,497
Boardwalk Real Estate Investment Trust	18,931	935,488
Canadian Apartment Properties REIT	69,309	2,310,984
Dream Industrial Real Estate Investment Trust	109,427	1,039,233
First Capital Real Estate Investment Trust	89,208	877,564
Granite Real Estate Investment Trust	26,566	1,416,329
H&R Real Estate Investment Trust	111,101	758,478
NorthWest Healthcare Properties Real Estate Investment Trust	99,371	373,376
RioCan Real Estate Investment Trust	125,385	1,675,819
SmartCentres Real Estate Investment Trust	59,903	1,008,426
		10,622,194
FINLAND — 0.4%
Kojamo Oyj	150,520	1,338,650
FRANCE — 4.8%
Covivio SA REIT	40,971	1,826,216
Security Description	Shares	Value
Gecina SA REIT	43,616	$ 4,467,764
Klepierre SA REIT	165,692	4,075,155
Unibail-Rodamco-Westfield REIT (b)	86,236	4,268,386
		14,637,521
GERMANY — 1.9%
Aroundtown SA (b)	726,549	1,516,929
LEG Immobilien SE (b)	62,955	4,355,147
		5,872,076
HONG KONG — 6.7%
Hang Lung Properties Ltd.	1,482,755	2,029,550
Hysan Development Co. Ltd.	506,846	982,389
Link REIT	2,175,752	10,667,834
Swire Properties Ltd.	892,600	1,862,278
Wharf Real Estate Investment Co. Ltd.	1,316,000	5,082,963
		20,625,014
ISRAEL — 0.5%
Azrieli Group Ltd.	30,936	1,587,837
JAPAN — 32.6%
Activia Properties, Inc. REIT	607	1,677,919
Advance Residence Investment Corp. REIT	1,178	2,676,107
Aeon Mall Co. Ltd.	81,140	956,987
AEON REIT Investment Corp.	1,501	1,473,590
Comforia Residential REIT, Inc.	572	1,270,685
Daiwa House REIT Investment Corp.	1,814	3,206,790
Daiwa Office Investment Corp. REIT	238	1,065,398
Daiwa Securities Living Investments Corp. REIT	1,922	1,428,379
Frontier Real Estate Investment Corp. REIT	437	1,339,772
Global One Real Estate Investment Corp. REIT	871	670,067
GLP J-REIT	4,185	3,749,603
Hoshino Resorts REIT, Inc.	216	948,098
Hulic Co. Ltd.	508,490	4,569,510
Hulic Reit, Inc.	1,089	1,163,254
Ichigo Office REIT Investment Corp.	866	507,790
Industrial & Infrastructure Fund Investment Corp. REIT	1,789	1,656,826
Invincible Investment Corp. REIT	5,689	2,356,041
Japan Excellent, Inc. REIT	1,078	955,734
Japan Hotel REIT Investment Corp. (a)	3,804	1,990,902
Japan Logistics Fund, Inc. REIT	792	1,538,622
Japan Metropolitan Fund Invest REIT	5,940	3,861,149
Japan Prime Realty Investment Corp. REIT	850	2,056,291
Japan Real Estate Investment Corp. REIT	1,209	4,723,384

See accompanying notes to financial statements.

SPDR DOW JONES INTERNATIONAL REAL ESTATE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Kenedix Office Investment Corp. REIT	722	$ 1,674,063
Kenedix Residential Next Investment Corp. REIT	910	1,392,213
Kenedix Retail REIT Corp.	512	991,920
LaSalle Logiport REIT	1,578	1,516,403
Mitsubishi Estate Logistics REIT Investment Corp.	428	1,076,991
Mitsui Fudosan Co. Ltd.	795,600	17,562,114
Mitsui Fudosan Logistics Park, Inc. REIT	486	1,533,965
Mori Hills REIT Investment Corp. Class C,	1,386	1,316,108
Mori Trust Reit, Inc.	2,194	1,070,351
Nippon Accommodations Fund, Inc. REIT	427	1,805,575
Nippon Building Fund, Inc. REIT	1,445	5,868,119
Nippon Prologis REIT, Inc.	2,075	3,882,325
NIPPON REIT Investment Corp.	382	913,882
Nomura Real Estate Master Fund, Inc. REIT	4,006	4,493,915
NTT UD REIT Investment Corp.	1,188	1,099,432
Orix JREIT, Inc.	2,340	2,813,175
Sekisui House REIT, Inc.	3,712	2,072,103
Tokyu REIT, Inc.	799	979,307
United Urban Investment Corp. REIT	2,630	2,744,118
		100,648,977
MEXICO — 2.0%
Corp. Inmobiliaria Vesta SAB de CV (a)	683,343	2,260,574
Fibra Uno Administracion SA de CV REIT	2,383,156	3,983,697
		6,244,271
ROMANIA — 0.7%
NEPI Rockcastle NV	409,275	2,261,512
SAUDI ARABIA — 0.3%
Arabian Centres Co. Ltd.	136,143	722,379
SINGAPORE — 11.3%
CapitaLand Ascendas REIT	3,020,889	6,086,486
CapitaLand Ascott Trust REIT	1,920,498	1,350,779
CapitaLand China Trust REIT	994,100	644,574
CapitaLand Integrated Commercial Trust REIT	4,296,133	5,823,024
CapitaLand Investment Ltd.	2,033,503	4,618,550
Frasers Centrepoint Trust REIT	913,738	1,466,105
Frasers Logistics & Commercial Trust REIT	2,465,500	1,932,805
Keppel DC REIT (a)	1,134,200	1,728,431
Keppel REIT	1,684,253	1,055,049
Mapletree Industrial Trust REIT	1,757,987	2,910,873
Mapletree Logistics Trust REIT	2,819,017	3,469,814
Mapletree Pan Asia Commercial Trust REIT	1,961,771	2,055,339
Security Description	Shares	Value
Suntec Real Estate Investment Trust	1,882,176	$ 1,599,622
		34,741,451
SOUTH AFRICA — 0.5%
Growthpoint Properties Ltd. REIT	2,903,126	1,625,741
SPAIN — 1.2%
Inmobiliaria Colonial Socimi SA REIT	241,542	1,375,842
Merlin Properties Socimi SA REIT	283,977	2,400,775
		3,776,617
SWEDEN — 3.8%
Castellum AB	359,984	3,689,569
Fabege AB (a)	206,804	1,662,168
Hufvudstaden AB Class A	97,660	1,087,688
Sagax AB Class B	175,533	3,368,737
Samhallsbyggnadsbolaget i Norden AB (a)	971,703	357,584
Wihlborgs Fastigheter AB	228,265	1,606,272
		11,772,018
SWITZERLAND — 3.4%
PSP Swiss Property AG	38,960	4,608,080
Swiss Prime Site AG	65,169	5,980,474
		10,588,554
THAILAND — 0.7%
Central Pattana PCL NVDR	1,140,159	1,980,503
TURKEY — 0.1%
Is Gayrimenkul Yatirim Ortakligi AS REIT (b)	385,879	333,026
UNITED KINGDOM — 12.5%
Assura PLC REIT	2,526,040	1,303,559
Big Yellow Group PLC REIT	148,194	1,697,541
British Land Co. PLC REIT	798,362	3,088,002
Derwent London PLC REIT	95,613	2,248,817
Grainger PLC	632,567	1,803,578
Hammerson PLC REIT (a)	3,250,023	998,844
Land Securities Group PLC REIT	638,100	4,593,555
LondonMetric Property PLC REIT	831,812	1,746,261
LXI REIT PLC	1,463,287	1,621,701
Primary Health Properties PLC REIT	1,130,271	1,282,983
Safestore Holdings PLC REIT	185,646	1,667,704
Segro PLC REIT	1,040,124	9,132,948
Supermarket Income Reit PLC	1,050,649	975,883
Tritax Big Box REIT PLC	1,618,079	2,760,974
UNITE Group PLC REIT	336,918	3,690,746
		38,613,096
TOTAL COMMON STOCKS (Cost $463,863,791)		306,765,520

See accompanying notes to financial statements.

SPDR DOW JONES INTERNATIONAL REAL ESTATE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
PREFERRED STOCKS — 0.0% (c)
BRAZIL — 0.0% (c)
Iguatemi SA (Cost $50,716)	31,598	$ 53,408
SHORT-TERM INVESTMENTS — 0.6%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (d)(e)	113,052	113,074
State Street Navigator Securities Lending Portfolio II (f)(g)	1,807,910	1,807,910
TOTAL SHORT-TERM INVESTMENTS (Cost $1,920,984)		1,920,984
TOTAL INVESTMENTS — 100.1% (Cost $465,835,491)		308,739,912
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(194,723)
NET ASSETS — 100.0%		$ 308,545,189

(a)	All or a portion of the shares of the security are on loan at September 30, 2023.
(b)	Non-income producing security.
(c)	Amount is less than 0.05% of net assets.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at September 30, 2023.
(f)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2023 are shown in the Affiliate Table below.
(g)	Investment of cash collateral for securities loaned.
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$306,765,520	$—	$—	$306,765,520
Preferred Stocks	53,408	—	—	53,408
Short-Term Investments	1,920,984	—	—	1,920,984
TOTAL INVESTMENTS	$308,739,912	$—	$—	$308,739,912

Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	432,480	$ 432,567	$ 25,584,313	$ 25,903,742	$(41)	$(23)	113,052	$ 113,074	$ 24,745
State Street Navigator Securities Lending Portfolio II	7,294,630	7,294,630	98,384,570	103,871,290	—	—	1,807,910	1,807,910	195,222
Total		$7,727,197	$123,968,883	$129,775,032	$(41)	$(23)		$1,920,984	$219,967
See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 98.8%
AUSTRALIA — 6.5%
Abacus Group REIT (a)	1,320	$ 890
Abacus Group REIT (a)(b)	279,379	188,425
Abacus Storage King REIT (c)	329,474	221,148
Actinogen Medical Ltd. (c)	10,240	132
AGL Energy Ltd. (b)	558,768	3,869,547
Allkem Ltd. (b)(c)	616,919	4,682,355
ALS Ltd.	381,928	2,827,312
Altium Ltd.	90,529	2,524,648
Alumina Ltd. (b)(c)	5,342,002	3,292,580
AMP Ltd.	2,929,533	2,372,854
Ampol Ltd.	211,893	4,622,343
Ansell Ltd.	369,708	5,280,428
Anteotech Ltd. (b)(c)	51,620	866
ANZ Group Holdings Ltd.	2,307,671	38,217,249
APA Group Stapled Security	1,456,584	7,802,657
Archer Materials Ltd. (b)(c)	1,080	331
Ardent Leisure Group Ltd. (b)(c)	4,452,601	1,350,643
Argosy Minerals Ltd. (b)(c)	1,423,935	179,206
Aristocrat Leisure Ltd.	736,058	19,405,864
ASX Ltd.	160,722	5,925,055
Atlas Arteria Ltd. Stapled Security	744,686	2,657,830
Aurizon Holdings Ltd.	1,732,169	3,901,616
Bank of Queensland Ltd. (b)	527,733	1,955,037
Bendigo & Adelaide Bank Ltd.	478,837	2,759,739
Betmakers Technology Group Ltd. (b)(c)	4,747,796	281,909
BHP Group Ltd.	3,825,666	109,256,984
Bigtincan Holdings Ltd. (c)	220	52
BlueScope Steel Ltd.	666,244	8,359,079
Boral Ltd. (c)	196,102	563,211
Boss Energy Ltd. (c)	892,046	2,792,273
BrainChip Holdings Ltd. (b)(c)	1,998,272	245,040
Brambles Ltd.	1,781,534	16,465,162
Breville Group Ltd. (b)	71,338	1,012,914
BWP Trust REIT	393,164	850,056
Calix Ltd. (b)(c)	165,943	302,021
carsales.com Ltd.	431,829	7,786,945
Chalice Mining Ltd. (b)(c)	487,748	730,319
Challenger Ltd.	523,244	2,168,044
Charter Hall Group REIT	345,591	2,116,691
Charter Hall Long Wale REIT	421,453	875,858
Cleanaway Waste Management Ltd.	1,547,161	2,426,446
Clinuvel Pharmaceuticals Ltd. (b)	11,777	111,809
Cochlear Ltd.	42,934	7,074,815
Coles Group Ltd.	930,309	9,342,556
Commonwealth Bank of Australia	1,264,132	81,562,588
Computershare Ltd.	424,576	7,113,593
Security Description	Shares	Value
Core Lithium Ltd. (b)(c)	2,787,654	$ 728,656
CSR Ltd.	1,857,676	6,774,033
De Grey Mining Ltd. (c)	913,863	657,635
Deterra Royalties Ltd.	425,761	1,316,225
Dexus REIT	532,323	2,507,997
Domain Holdings Australia Ltd. (b)	126,802	327,352
Domino's Pizza Enterprises Ltd. (b)	48,221	1,655,059
Dubber Corp. Ltd. (c)	5,040	472
Eagers Automotive Ltd. (b)	129,431	1,163,639
Endeavour Group Ltd.	839,459	2,855,216
Evolution Mining Ltd.	1,146,418	2,434,265
Firefinch Ltd. (b)(c)(d)	758,202	29,361
Flight Centre Travel Group Ltd. (b)	41,296	516,524
Flutter Entertainment PLC (a)(c)	67,126	11,008,690
Flutter Entertainment PLC (a)(c)	30,236	4,941,518
Fortescue Metals Group Ltd.	1,348,567	18,208,035
Glencore PLC	8,485,834	48,669,337
Goodman Group REIT	1,245,774	17,246,280
GPT Group REIT	1,387,467	3,492,337
GWA Group Ltd.	1,779,203	2,118,609
Harvey Norman Holdings Ltd. (b)	460,799	1,150,937
HMC Capital Ltd. REIT	173,269	526,709
IDP Education Ltd. (b)	155,406	2,144,393
IGO Ltd.	502,607	4,106,682
Iluka Resources Ltd.	424,147	2,102,357
Imugene Ltd. (b)(c)	7,379,682	219,091
Incitec Pivot Ltd.	1,332,105	2,699,585
Ingenia Communities Group REIT (b)	1,223,658	3,316,945
Insignia Financial Ltd. (b)	509,851	796,320
Insurance Australia Group Ltd.	2,439,917	8,944,422
IRESS Ltd. (b)	145,488	546,486
JB Hi-Fi Ltd. (b)	86,420	2,533,321
Kogan.com Ltd. (c)	116,215	394,527
Lake Resources NL (b)(c)	1,743,826	202,584
Lendlease Corp. Ltd. Stapled Security	444,264	2,058,707
Leo Lithium Ltd. (b)(c)	526,635	171,645
Liontown Resources Ltd. (b)(c)	1,874,665	3,557,131
Lottery Corp. Ltd.	2,644,502	8,055,913
Lynas Rare Earths Ltd. (c)	672,847	2,948,594
Macquarie Group Ltd.	283,301	30,668,161
Magellan Financial Group Ltd. (b)	109,522	651,720
Magnis Energy Technologies Ltd. (b)(c)	1,292,589	61,734
Medibank Pvt Ltd.	2,166,465	4,809,933
Megaport Ltd. (b)(c)	168,017	1,276,317
Mesoblast Ltd. (b)(c)	560,261	141,021

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Metals X Ltd. (c)	657,226	$ 127,252
Metcash Ltd.	1,073,118	2,617,991
Mincor Resources NL (c)	300,299	271,338
Mineral Resources Ltd.	118,106	5,155,137
Mirvac Group REIT	2,982,298	4,099,770
National Australia Bank Ltd.	2,314,068	43,416,022
Neometals Ltd. (b)(c)	634,008	151,400
Newcrest Mining Ltd.	682,791	10,805,308
NEXTDC Ltd. (c)	371,477	2,970,518
nib holdings Ltd.	344,245	1,650,765
Nine Entertainment Co. Holdings Ltd. (b)	377,981	500,095
Northern Star Resources Ltd.	879,035	5,934,262
Orica Ltd.	305,251	3,071,370
Origin Energy Ltd.	1,771,214	10,036,781
Orora Ltd. (b)	1,644,844	2,919,351
Paladin Energy Ltd. (c)	1,072,366	761,315
Paradigm Biopharmaceuticals Ltd. (b)(c)	169,911	67,441
Peninsula Energy Ltd. (b)(c)	1,223,071	114,459
Perpetual Ltd. (b)	271,631	3,672,757
Pilbara Minerals Ltd. (b)	2,329,801	6,465,709
PointsBet Holdings Ltd. (b)	636,056	322,251
PolyNovo Ltd. (b)(c)	1,140,784	960,822
Praemium Ltd. (c)	661,662	254,087
Premier Investments Ltd.	75,532	1,218,709
Pro Medicus Ltd. (b)	36,039	1,939,615
Qantas Airways Ltd. (c)	796,631	2,663,274
QBE Insurance Group Ltd.	1,067,201	10,820,599
Qoria Ltd. (c)	5,980	946
Qube Holdings Ltd.	1,468,346	2,719,814
Ramsay Health Care Ltd.	103,027	3,449,024
REA Group Ltd. (b)	40,862	4,069,778
Red 5 Ltd. (c)	662,862	113,370
Redbubble Ltd. (b)(c)	1,160	348
Reece Ltd. (b)	211,705	2,545,499
Region RE Ltd. REIT	908,222	1,184,056
Renascor Resources Ltd. (b)(c)	4,071,503	328,468
Rio Tinto Ltd.	306,457	22,458,749
Rio Tinto PLC	789,069	49,830,685
Santos Ltd.	2,618,234	13,349,482
Sayona Mining Ltd. (b)(c)	11,990,404	719,690
Scentre Group REIT	4,112,468	6,529,298
SEEK Ltd.	278,242	3,963,272
Silver Mines Ltd. (b)(c)	5,855,618	642,467
Sonic Healthcare Ltd.	481,702	9,264,534
South32 Ltd. (a)(b)	1,385,723	3,051,184
South32 Ltd. (a)	2,488,526	5,444,660
Steadfast Group Ltd.	747,596	2,721,291
Stockland REIT	1,958,694	4,955,432
Suncorp Group Ltd.	982,876	8,861,842
Tabcorp Holdings Ltd.	2,831,264	1,717,660
Technology One Ltd.	213,692	2,139,089
Telix Pharmaceuticals Ltd. (c)	451,602	3,322,688
Telstra Group Ltd.	3,411,808	8,477,625
Security Description	Shares	Value
Temple & Webster Group Ltd. (b)(c)	216,613	$ 838,812
TPG Telecom Ltd. (b)	184,591	650,477
Transurban Group Stapled Security	2,198,288	18,004,252
Treasury Wine Estates Ltd.	985,116	7,839,337
Vicinity Ltd. REIT	2,569,856	2,811,301
Washington H Soul Pattinson & Co. Ltd.	183,228	3,853,941
Wesfarmers Ltd.	867,144	29,583,344
West African Resources Ltd. (c)	880,423	437,533
Westpac Banking Corp.	2,692,041	36,746,918
Whitehaven Coal Ltd.	843,442	3,870,381
WiseTech Global Ltd.	108,926	4,573,069
Woodside Energy Group Ltd.	1,488,222	35,048,583
Woolworths Group Ltd.	946,036	22,786,529
Worley Ltd.	658,595	7,400,245
Zip Co. Ltd. (b)(c)	119,701	20,859
		1,045,528,525
AUSTRIA — 0.3%
ams-OSRAM AG (c)	47,939	226,175
ANDRITZ AG	27,591	1,396,917
BAWAG Group AG (e)	62,311	2,867,133
Erste Group Bank AG	277,566	9,644,912
Eurotelesites AG (c)	26,029	114,091
Immofinanz AG (c)	336	6,538
Kontron AG	35,829	695,709
Lenzing AG (c)	14,632	601,850
Mayr Melnhof Karton AG	6,487	877,745
Mondi PLC	567,495	9,506,701
Oesterreichische Post AG	23,948	787,271
OMV AG	208,422	10,000,619
Raiffeisen Bank International AG (c)	103,856	1,518,514
Telekom Austria AG	104,118	727,551
UNIQA Insurance Group AG	85,699	695,021
Verbund AG	62,996	5,139,005
Vienna Insurance Group AG Wiener Versicherung Gruppe	26,391	737,655
voestalpine AG	245,421	6,714,252
		52,257,659
BELGIUM — 0.8%
Ackermans & van Haaren NV	17,360	2,630,164
Aedifica SA REIT	111,122	6,335,475
Ageas SA	201,780	8,338,158
Anheuser-Busch InBev SA	754,530	41,948,069
Barco NV	57,315	1,115,340
Bekaert SA	76,499	3,437,356
D'ieteren Group	16,624	2,814,346
Elia Group SA	25,547	2,505,987
Etablissements Franz Colruyt NV	48,079	2,085,013
Euronav NV	141,966	2,308,708

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Fagron	47,995	$ 818,625
Galapagos NV (c)	32,764	1,128,429
Gimv NV	16,076	703,796
Groupe Bruxelles Lambert NV (a)	87,005	6,499,744
Groupe Bruxelles Lambert NV (a)(b)	108	8,068
KBC Ancora	27,696	1,134,805
KBC Group NV	265,772	16,641,175
Materialise NV ADR (c)	7,115	39,061
Melexis NV	13,974	1,208,749
Proximus SADP	111,979	912,658
Shurgard Self Storage Ltd. REIT	18,827	747,491
Solvay SA	58,170	6,457,448
Tessenderlo Group SA (b)	20,036	579,118
UCB SA	152,263	12,500,104
Umicore SA	154,600	3,674,678
VGP NV	6,630	617,366
Warehouses De Pauw CVA REIT	119,275	2,960,060
		130,149,991
BRAZIL — 0.1%
Wheaton Precious Metals Corp.	328,162	13,378,912
Yara International ASA	196,196	7,472,922
		20,851,834
BURKINA FASO — 0.0% (f)
Endeavour Mining PLC	141,183	2,733,009
IAMGOLD Corp. (c)	661,147	1,432,811
		4,165,820
CAMEROON — 0.0% (f)
Golar LNG Ltd.	144,020	3,493,925
CANADA — 9.3%
AbCellera Biologics, Inc. (b)(c)	140,343	645,578
AGF Management Ltd. Class B	8,604	45,502
Agnico Eagle Mines Ltd.	403,060	18,400,047
Aimia, Inc. (b)(c)	183,383	417,766
Air Canada (c)	206,548	2,960,725
Alamos Gold, Inc. Class A	310,586	3,519,362
Algonquin Power & Utilities Corp.	237,060	1,409,735
Alimentation Couche-Tard, Inc.	660,063	33,676,883
AltaGas Ltd.	114,037	2,197,237
ARC Resources Ltd. (b)	443,966	7,119,218
Aritzia, Inc. (b)(c)	129,000	2,254,638
Atco Ltd. Class I	58,170	1,480,065
Athabasca Oil Corp. (c)	266,747	858,247
Aurinia Pharmaceuticals, Inc. (b)(c)	81,896	636,332
Aurora Cannabis, Inc. (b)(c)	65,716	38,399
Aya Gold & Silver, Inc. (c)	112,245	605,226
Security Description	Shares	Value
B2Gold Corp.	870,138	$ 2,510,013
Badger Infrastructure Solution	51,059	1,310,086
Ballard Power Systems, Inc. (c)	126,116	466,405
Bank of Montreal	515,565	43,693,371
Bank of Nova Scotia	953,092	42,917,338
Barrick Gold Corp.	1,331,626	19,432,678
Baytex Energy Corp. (b)	948,942	4,204,262
BCE, Inc. (b)	228,359	8,757,703
BlackBerry Ltd. (b)(c)	506,222	2,407,550
Bombardier, Inc. Class B (b)(c)	75,116	2,631,282
Boralex, Inc. Class A (b)	56,918	1,228,452
Brookfield Asset Management Ltd. Class A	294,753	9,867,249
Brookfield Corp. (b)	1,170,707	36,775,093
Brookfield Reinsurance Ltd. (c)	8,623	270,744
CAE, Inc. (b)(c)	225,381	5,286,118
Cameco Corp. (b)	434,499	17,318,899
Canadian Apartment Properties REIT	58,248	1,942,174
Canadian Imperial Bank of Commerce (b)	706,258	27,388,393
Canadian National Railway Co.	503,014	54,725,096
Canadian Natural Resources Ltd.	821,034	53,342,919
Canadian Pacific Kansas City Ltd. (b)	744,943	55,628,288
Canadian Solar, Inc. (b)(c)	35,698	878,528
Canadian Tire Corp. Ltd. Class A (b)	66,181	7,149,212
Canadian Utilities Ltd. Class A	91,667	1,945,890
Canadian Western Bank (b)	347,338	7,229,357
Canopy Growth Corp. (b)(c)	134,271	104,279
Cargojet, Inc. (b)	10,296	685,689
CCL Industries, Inc. Class B (b)	93,813	3,955,828
Cenovus Energy, Inc.	974,689	20,387,726
CES Energy Solutions Corp.	245,398	698,803
CGI, Inc. (c)	174,015	17,231,604
Choice Properties Real Estate Investment Trust	117,199	1,099,174
CI Financial Corp. (b)	189,138	2,162,776
Cineplex, Inc. (c)	48,079	336,766
Colliers International Group, Inc. (b)	22,200	2,123,942
Constellation Software, Inc. (b)	15,335	31,805,040
Converge Technology Solutions Corp. (b)	312,183	641,915
Crescent Point Energy Corp.	556,840	4,637,588
Crew Energy, Inc. (b)(c)	31,532	135,970
CT Real Estate Investment Trust	227,389	2,302,482

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Denison Mines Corp. (b)(c)	136,483	$ 225,116
Descartes Systems Group, Inc. (c)	63,056	4,649,447
Docebo, Inc. (c)	52,796	2,150,890
Dollarama, Inc.	267,008	18,481,219
Dye & Durham Ltd. (b)	22,537	221,536
ECN Capital Corp. (b)	22,570	38,396
Element Fleet Management Corp.	301,444	4,345,520
Emera, Inc.	202,174	7,091,044
Empire Co. Ltd. Class A (b)	126,338	3,452,803
Enbridge, Inc. (b)	1,602,201	53,386,949
Enerplus Corp. (b)	122,249	2,161,059
Enghouse Systems Ltd.	30,688	680,493
Exchange Income Corp. (b)	111,943	3,712,666
Fairfax Financial Holdings Ltd.	21,925	17,980,608
Finning International, Inc. (b)	108,946	3,228,089
First Capital Real Estate Investment Trust	104,487	1,027,868
First Majestic Silver Corp. (b)	214,924	1,106,413
FirstService Corp.	25,190	3,680,870
Fortis, Inc. (b)	353,022	13,470,714
Franco-Nevada Corp.	137,555	18,448,852
George Weston Ltd. (b)	56,129	6,253,485
GFL Environmental, Inc. (b)	151,770	4,841,598
Gildan Activewear, Inc. (b)	181,136	5,100,479
Global Atomic Corp. (b)(c)	116,094	195,780
GoGold Resources, Inc. (c)	78,461	70,220
Granite Real Estate Investment Trust	20,492	1,092,502
Great-West Lifeco, Inc. (b)	237,298	6,820,562
H&R Real Estate Investment Trust	104,487	713,325
Hut 8 Mining Corp. (b)(c)	995,970	1,966,893
Hydro One Ltd. (b)(e)	240,827	6,159,614
iA Financial Corp., Inc.	73,281	4,618,004
IGM Financial, Inc. (b)	62,066	1,581,489
Illumin Holdings, Inc. (c)	156,120	210,162
Imperial Oil Ltd. (b)	194,142	12,013,254
Innergex Renewable Energy, Inc. (b)	395,518	2,975,161
Intact Financial Corp.	132,926	19,468,940
International Petroleum Corp. (c)	4,643	44,938
Ivanhoe Mines Ltd. Class A (b)(c)	876,782	7,548,626
K92 Mining, Inc. (c)	72,308	308,593
Keyera Corp. (b)	134,297	3,167,701
Kinaxis, Inc. (c)	9,099	1,030,906
Kinross Gold Corp.	859,070	3,933,168
Lightspeed Commerce, Inc. (b)(c)	80,815	1,140,496
Linamar Corp. (b)	37,869	1,832,669
Lithium Americas Corp. (b)(c)	54,816	935,764
Loblaw Cos. Ltd.	148,531	12,677,868
MAG Silver Corp. (b)(c)	9,644	100,149
Security Description	Shares	Value
Magna International, Inc. (b)	261,821	$ 14,096,117
Manulife Financial Corp.	1,627,416	29,876,084
Maple Leaf Foods, Inc. (b)	58,163	1,122,821
MEG Energy Corp. (b)(c)	449,183	8,780,996
Methanex Corp. (b)	66,189	2,996,619
Metro, Inc. (b)	191,512	9,992,054
MTY Food Group, Inc. (b)	129,463	5,555,801
National Bank of Canada (b)	292,940	19,550,278
New Gold, Inc. (c)	467,876	432,578
Northland Power, Inc. (b)	118,047	1,931,361
Nutrien Ltd. (b)	431,937	26,797,985
Nuvei Corp. (b)(e)	41,228	621,164
Onex Corp. (b)	63,298	3,737,485
Open Text Corp.	170,835	6,023,450
Osisko Gold Royalties Ltd.	114,472	1,350,465
Pan American Silver Corp. (b)	284,758	4,140,786
Parex Resources, Inc. (b)	285,354	5,379,936
Parkland Corp.	130,874	3,845,876
Payfare, Inc. (b)(c)	42,421	169,747
Pembina Pipeline Corp.	416,593	12,584,067
Peyto Exploration & Development Corp. (b)	103,852	1,051,578
Pizza Pizza Royalty Corp. (b)	211,736	2,164,343
Power Corp. of Canada (b)	496,796	12,706,513
PrairieSky Royalty Ltd. (b)	160,685	2,966,492
Precision Drilling Corp. (b)(c)	11,968	805,627
Premium Brands Holdings Corp. (b)	22,360	1,572,808
Primaris Real Estate Investment Trust	25,981	259,234
Quebecor, Inc. Class B (b)	129,047	2,778,519
Real Matters, Inc. (b)(c)	82,677	379,140
Restaurant Brands International, Inc. (b)	231,819	15,508,897
RioCan Real Estate Investment Trust	122,224	1,633,571
Rogers Communications, Inc. Class B (b)	279,444	10,778,850
Royal Bank of Canada	1,121,494	98,462,528
Russel Metals, Inc.	45,963	1,292,539
Sandstorm Gold Ltd. (b)	134,798	633,112
Saputo, Inc. (b)	204,912	4,304,364
Secure Energy Services, Inc. (b)	134,192	740,438
Shopify, Inc. Class A (c)	923,054	50,617,769
SmartCentres Real Estate Investment Trust	52,610	885,654
SNC-Lavalin Group, Inc. (b)	155,528	5,212,259
SNDL, Inc. (b)(c)	197,117	374,522
SSR Mining, Inc. (b)	73,083	975,161
Stantec, Inc. (b)	61,159	3,986,644
Stella-Jones, Inc. (b)	46,339	2,238,804
Sun Life Financial, Inc. (b)	440,253	21,579,561
Suncor Energy, Inc. (b)	1,195,619	41,307,222
TC Energy Corp. (b)	747,378	25,821,025
Teck Resources Ltd. Class B	412,125	17,820,139

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
TECSYS, Inc. (b)	10,144	$ 210,083
TELUS Corp. (a)(b)	313,786	5,147,761
TELUS Corp. (a)(c)	58,521	960,056
TFI International, Inc. (b)	69,806	9,006,626
Thomson Reuters Corp. (b)	196,111	24,101,926
Tilray Brands, Inc. (a)(b)(c)	70,296	168,007
Tilray Brands, Inc. (a)(b)(c)	306,835	733,045
TMX Group Ltd. (b)	189,682	4,095,279
Torex Gold Resources, Inc. (c)	66,129	691,126
Toromont Industries Ltd.	61,099	4,999,091
Toronto-Dominion Bank (b)	1,427,562	86,403,401
Tourmaline Oil Corp. (b)	262,943	13,293,013
TransAlta Corp. (b)	216,685	1,895,994
Vermilion Energy, Inc. (b)	86,716	1,274,443
Well Health Technologies Corp. (c)	34,756	106,684
Wesdome Gold Mines Ltd. (b)(c)	92,996	487,679
West Fraser Timber Co. Ltd.	44,266	3,228,602
Whitecap Resources, Inc. (b)	282,574	2,397,281
WSP Global, Inc. (b)	93,789	13,298,337
Xenon Pharmaceuticals, Inc. (c)	98,244	3,356,015
		1,503,921,972
CHILE — 0.1%
Antofagasta PLC	269,564	4,701,642
Lundin Mining Corp. (b)	578,057	4,331,152
		9,032,794
CHINA — 0.6%
BOC Aviation Ltd. (e)	306,600	2,139,429
BOC Hong Kong Holdings Ltd.	2,941,500	8,056,229
BOE Varitronix Ltd.	361,000	334,641
Budweiser Brewing Co. APAC Ltd. (e)	1,014,300	2,002,219
China Ruyi Holdings Ltd. (b)(c)	3,056,400	792,213
China Tobacco International HK Co. Ltd. (b)	288,000	411,857
China Traditional Chinese Medicine Holdings Co. Ltd.	3,296,000	1,536,087
China Youzan Ltd. (c)	8,168,000	119,936
Chow Tai Fook Jewellery Group Ltd. (b)	953,200	1,436,156
ENN Energy Holdings Ltd.	435,000	3,610,258
Fosun International Ltd.	1,487,500	940,151
Gemdale Properties & Investment Corp. Ltd. (b)	6,016,000	249,647
HUTCHMED China Ltd. ADR (b)(c)	46,285	784,068
Inspur Digital Enterprise Technology Ltd.	746,000	178,121
Kerry Logistics Network Ltd.	752,000	672,127
Nexteer Automotive Group Ltd.	320,000	174,467
Security Description	Shares	Value
Prosus NV	1,896,451	$ 56,059,663
S-Enjoy Service Group Co. Ltd. (b)	282,000	149,788
Shandong Hi-Speed Holdings Group Ltd. (b)(c)	1,742,500	1,047,923
Shangri-La Asia Ltd. (c)	514,000	351,774
Towngas Smart Energy Co. Ltd. (b)	1,997,259	879,811
VSTECS Holdings Ltd.	882,000	495,515
Wharf Holdings Ltd. (b)	1,471,000	3,688,840
Wilmar International Ltd.	2,549,000	6,965,910
Zensun Enterprises Ltd. (b)(c)	531,956	11,886
Zhongyu Energy Holdings Ltd. (b)	277,000	193,465
		93,282,181
COLOMBIA — 0.0% (f)
Gran Tierra Energy, Inc. (c)	38,870	270,825
DENMARK — 2.5%
Ambu AS Class B (c)	267,482	2,805,006
AP Moller - Maersk AS Class A	2,079	3,698,585
AP Moller - Maersk AS Class B	5,091	9,205,175
Ascendis Pharma AS ADR (c)	27,327	2,558,900
Bavarian Nordic AS (c)	53,033	1,193,453
Better Collective AS (c)	25,907	584,232
Carlsberg AS Class B	81,483	10,312,634
cBrain AS	31,638	897,500
Chemometec AS (c)	9,059	432,679
Chr Hansen Holding AS	76,335	4,686,400
Coloplast AS Class B	68,245	7,243,861
D/S Norden AS	82,391	4,597,294
Danske Bank AS	595,063	13,885,536
Demant AS (c)	71,050	2,951,674
DSV AS	155,416	29,105,194
FLSmidth & Co. AS	143,634	6,509,537
Genmab AS (c)	42,812	15,244,846
GN Store Nord AS (c)	112,111	2,033,476
Green Hydrogen Systems AS (c)	111,796	128,571
H+H International AS Class B (c)	71,516	724,989
ISS AS	140,292	2,165,172
Jyske Bank AS (c)	37,711	2,769,214
Netcompany Group AS (c)(e)	15,582	594,458
Novo Nordisk AS Class B	2,466,466	225,488,053
Novozymes AS Class B	170,873	6,907,023
Orsted AS (e)	158,496	8,666,062
Pandora AS	96,690	10,043,504
Ringkjoebing Landbobank AS	20,764	3,010,002
Royal Unibrew AS	32,220	2,496,830
Tryg AS	307,314	5,643,893
Vestas Wind Systems AS (c)	825,815	17,770,406
Zealand Pharma AS (c)	75,978	3,298,795
		407,652,954

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
EGYPT — 0.0% (f)
Centamin PLC	1,784,868	$ 1,820,154
FINLAND — 1.0%
Cargotec Oyj Class B	51,311	2,154,550
Caverion Oyj	203,307	1,853,314
Citycon Oyj (b)(c)	122,349	687,194
Elisa Oyj	119,195	5,538,818
Fortum Oyj (b)	351,909	4,096,557
F-Secure Oyj	66,459	122,855
Huhtamaki Oyj (b)	72,940	2,405,566
Kemira Oyj	77,010	1,201,816
Kesko Oyj Class B	234,452	4,212,396
Kone Oyj Class B	300,899	12,717,587
Konecranes Oyj	53,148	1,770,268
Metsa Board Oyj Class B (b)	150,395	1,210,950
Metso Oyj	671,689	7,078,795
Neste Oyj (b)	296,671	10,092,047
Nokia Oyj (a)	3,100,929	11,714,132
Nokia Oyj (a)	1,656,504	6,277,812
Nokian Renkaat Oyj	86,707	683,734
Nordea Bank Abp (a)	2,508,645	27,736,827
Nordea Bank Abp (a)	35,406	390,305
Orion Oyj Class B	78,473	3,092,360
Outokumpu Oyj (b)	471,787	1,982,533
QT Group Oyj (c)	23,923	1,318,094
Sampo Oyj Class A	344,640	14,953,094
Stora Enso Oyj Class R	440,310	5,542,859
Terveystalo Oyj (b)(e)	100,681	805,866
Tokmanni Group Corp.	90,469	1,259,560
UPM-Kymmene Oyj	403,850	13,883,399
Uponor Oyj	97,663	2,940,716
Valmet Oyj (b)	134,944	3,094,607
Wartsila Oyj Abp	351,918	4,007,240
WithSecure Oyj (b)(c)	66,459	72,334
YIT Oyj (b)	97,599	224,646
		155,122,831
FRANCE — 7.6%
AB Science SA (b)(c)	14,061	35,357
Accor SA	276,195	9,339,942
Adevinta ASA (c)	106,930	1,064,190
Aeroports de Paris SA	25,472	3,017,773
Air France-KLM (c)	198,127	2,495,807
Air Liquide SA	376,716	63,751,877
Airbus SE	461,166	61,999,194
Alstom SA (b)	310,825	7,437,343
Alten SA	22,185	2,926,651
Arkema SA	32,768	3,245,888
Atos SE (b)(c)	66,766	467,110
AXA SA	1,477,543	44,083,347
BioMerieux	32,575	3,166,760
BNP Paribas SA	805,710	51,549,539
Bollore SE (b)	421,945	2,273,877
Bouygues SA	205,079	7,195,602
Bureau Veritas SA	180,314	4,488,234
Capgemini SE	122,281	21,465,299
Security Description	Shares	Value
Carmat SA (b)(c)	13,485	$ 66,246
Carrefour SA	542,044	9,345,784
Casino Guichard Perrachon SA (b)(c)	108,952	163,686
CGG SA (c)	542,168	387,005
Christian Dior SE	2,010	1,483,277
Cie de Saint-Gobain SA	386,791	23,293,212
Cie Generale des Etablissements Michelin SCA (b)	477,707	14,702,801
Cie Plastic Omnium SE	56,138	915,316
Covivio SA REIT	51,088	2,277,165
Credit Agricole SA	1,096,612	13,574,856
Danone SA	491,543	27,197,210
Dassault Aviation SA	16,471	3,111,059
Dassault Systemes SE	506,087	18,911,754
Edenred SE	264,786	16,618,685
Eiffage SA	40,865	3,895,654
Elior Group SA (b)(c)(e)	92,434	189,955
Elis SA	150,882	2,661,374
Engie SA	1,271,911	19,566,618
EssilorLuxottica SA	228,639	39,980,537
Eurazeo SE	39,223	2,344,219
Euroapi SA (c)	37,960	479,469
Eutelsat Communications SA (b)	75,038	444,106
Fnac Darty SA (a)(b)	26,950	661,973
Fnac Darty SA (a)	1,274	31,415
Forvia SE (a)(c)	73,484	1,525,681
Forvia SE (a)(b)(c)	14,326	301,533
Gaztransport Et Technigaz SA	17,113	2,110,792
Gecina SA REIT	32,791	3,358,915
Getlink SE (b)	317,891	5,085,529
Hermes International SCA	27,584	50,518,050
ICADE REIT (b)	35,950	1,189,820
Imerys SA	30,460	902,987
Ipsen SA	27,548	3,622,473
Kering SA	58,229	26,626,616
Klepierre SA REIT (b)	148,402	3,649,912
La Francaise des Jeux SAEM (e)	86,569	2,822,972
Legrand SA	212,092	19,603,426
L'Oreal SA	190,326	79,232,812
LVMH Moet Hennessy Louis Vuitton SE	196,507	149,048,305
McPhy Energy SA (b)(c)	4,917	26,862
Nanobiotix SA (b)(c)	66,058	580,493
Nexans SA	76,370	6,230,012
Orange SA	1,430,612	16,449,213
Orpea SA (b)(c)	35,709	53,856
Pernod Ricard SA	163,610	27,343,108
Publicis Groupe SA	177,840	13,511,555
Renault SA	187,861	7,732,154
Rexel SA (b)	230,245	5,192,342
Rubis SCA	80,736	1,815,579
Safran SA	257,833	40,575,851

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Sartorius Stedim Biotech	18,509	$ 4,428,787
SCOR SE	143,182	4,467,474
SEB SA	22,214	2,084,966
Societe BIC SA	20,460	1,352,793
Societe Generale SA	577,374	14,087,287
Sodexo SA	78,470	8,101,973
SOITEC (c)	15,503	2,589,277
SPIE SA	106,920	3,115,307
Technip Energies NV	107,311	2,677,918
Teleperformance SE	45,826	5,793,083
Television Francaise 1 SA	91,821	704,326
Thales SA	78,530	11,066,419
TotalEnergies SE	1,750,550	115,485,035
Ubisoft Entertainment SA (b)(c)	123,317	4,016,083
Unibail-Rodamco-Westfield REIT (c)	567,120	1,339,630
Unibail-Rodamco-Westfield REIT (b)(c)	69,996	3,464,562
Valeo SE	298,786	5,165,827
Vallourec SACA (c)	9,985	122,208
Valneva SE (b)(c)	109,735	643,416
Veolia Environnement SA	623,719	18,113,744
Vinci SA	372,843	41,456,387
Vivendi SE	858,660	7,541,946
Wendel SE	22,450	1,783,859
Worldline SA (c)(e)	191,359	5,399,326
		1,226,419,647
GERMANY — 6.3%
1&1 AG	32,749	555,462
adidas AG	153,131	27,013,676
ADLER Group SA (b)(c)(e)	46,674	24,016
Affimed NV (c)	435,835	208,286
AIXTRON SE	86,675	3,195,333
Allianz SE	303,074	72,422,528
Aroundtown SA (c)	822,618	1,717,507
Aurubis AG	22,435	1,666,039
BASF SE	687,163	31,247,579
Bayer AG	752,873	36,228,391
Bayerische Motoren Werke AG	246,802	25,184,251
Bayerische Motoren Werke AG Preference Shares	32,766	3,063,216
Bechtle AG	61,320	2,872,174
Beiersdorf AG	80,279	10,382,187
Bilfinger SE	96,525	3,315,233
BioNTech SE ADR (c)	61,483	6,679,513
Brenntag SE	122,142	9,502,275
CANCOM SE	41,286	1,104,154
Carl Zeiss Meditec AG	27,582	2,418,546
Ceconomy AG (c)	127,322	270,413
Cliq Digital AG	4,262	84,653
Commerzbank AG	717,810	8,200,199
CompuGroup Medical SE & Co. KgaA	30,828	1,210,260
Continental AG	81,330	5,748,579
Security Description	Shares	Value
Covestro AG (c)(e)	140,635	$ 7,602,697
CTS Eventim AG & Co. KGaA	35,807	2,041,489
CureVac NV (b)(c)	36,592	249,923
Daimler Truck Holding AG	358,177	12,445,998
Deutsche Bank AG	1,588,328	17,573,162
Deutsche Boerse AG	138,961	24,084,357
Deutsche Lufthansa AG (c)	533,687	4,241,199
Deutsche Pfandbriefbank AG (e)	160,745	1,145,370
Deutsche Post AG	726,155	29,626,349
Deutsche Telekom AG	2,590,917	54,500,576
Deutz AG	92,515	409,432
Duerr AG	35,840	975,202
DWS Group GmbH & Co. KGaA (e)	25,725	877,010
E.ON SE	1,754,050	20,799,526
Encavis AG (c)	125,116	1,765,117
Evonik Industries AG	93,899	1,722,375
Evotec SE (c)	91,620	1,833,351
Fielmann Group AG	20,336	880,177
Fraport AG Frankfurt Airport Services Worldwide (c)	40,796	2,170,005
Freenet AG	101,779	2,390,084
Fresenius Medical Care AG & Co. KGaA	168,873	7,301,959
Fresenius SE & Co. KGaA	317,484	9,902,572
FUCHS SE	42,398	1,362,378
FUCHS SE Preference Shares	53,186	2,073,359
GEA Group AG	138,249	5,117,135
Gerresheimer AG	32,681	3,441,070
Grand City Properties SA (c)	93,575	886,204
GRENKE AG	20,338	445,730
Hamborner REIT AG	395,314	2,699,575
Hannover Rueck SE	46,027	10,131,193
Hapag-Lloyd AG (b)(e)	17,302	3,154,445
Heidelberg Materials AG	111,941	8,713,409
HelloFresh SE (c)	100,670	3,014,206
Henkel AG & Co. KGaA	86,808	5,488,744
Henkel AG & Co. KGaA Preference Shares	155,010	11,071,322
Hensoldt AG	5,398	159,681
HOCHTIEF AG	12,288	1,245,700
Hugo Boss AG	51,041	3,238,056
Hypoport SE (c)	3,235	439,435
Infineon Technologies AG	1,006,291	33,405,951
Jenoptik AG	39,055	992,388
Jumia Technologies AG ADR (c)	97,484	257,358
Jungheinrich AG Preference Shares	35,807	1,075,905
K+S AG	165,608	3,012,298
KION Group AG	65,460	2,522,037
Knorr-Bremse AG	49,934	3,181,574
Krones AG	12,215	1,261,578
LANXESS AG	71,422	1,818,614

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
LEG Immobilien SE (b)(c)	51,062	$ 3,532,404
Mercedes-Benz Group AG	604,806	42,191,896
Merck KGaA	110,684	18,533,075
METRO AG (c)	127,322	880,258
MorphoSys AG (c)	17,341	474,233
MTU Aero Engines AG	40,752	7,410,357
Muenchener Rueckversicherungs-Gesellschaft AG	107,818	42,133,618
Nemetschek SE	40,721	2,495,401
New Work SE	1,961	205,545
Nordex SE (c)	78,287	965,212
Norma Group SE	37,835	703,015
Patrizia SE	59,619	474,675
Pfeiffer Vacuum Technology AG	5,052	783,065
Porsche Automobil Holding SE Preference Shares	137,276	6,780,156
ProSiebenSat.1 Media SE	173,952	1,179,804
Puma SE	71,843	4,472,550
Rational AG	2,083	1,323,226
Rheinmetall AG	32,716	8,448,224
RWE AG	527,542	19,632,509
Salzgitter AG	78,615	2,089,164
SAP SE	815,665	106,065,553
Sartorius AG Preference Shares (b)	30,948	10,544,162
Schaeffler AG Preference Shares	127,969	739,083
Scout24 SE (e)	48,087	3,342,889
Siemens AG	550,943	79,131,960
Siemens Energy AG (c)	318,789	4,178,471
Siemens Healthineers AG (e)	209,456	10,644,554
Siltronic AG	15,341	1,314,813
Sixt SE	8,590	798,511
Sixt SE Preference Shares	12,292	758,725
Stabilus SE	17,460	978,822
Stroeer SE & Co. KGaA	31,082	1,385,430
Suedzucker AG	53,088	791,393
SUSE SA	4,870	65,947
Symrise AG	96,692	9,246,299
TAG Immobilien AG (c)	133,722	1,406,154
Talanx AG	49,463	3,142,137
TeamViewer SE (c)(e)	75,248	1,271,514
Telefonica Deutschland Holding AG	398,663	715,433
thyssenkrupp AG	405,765	3,104,316
TUI AG (c)	485,480	2,681,034
Uniper SE (b)(c)	158,563	848,123
United Internet AG	48,086	1,031,458
Varta AG (b)(c)	20,562	391,316
Vitesco Technologies Group AG Class A (c)	15,909	1,292,750
Volkswagen AG	23,564	3,111,064
Volkswagen AG Preference Shares	139,080	16,041,519
Vonovia SE	612,665	14,795,914
Security Description	Shares	Value
Wacker Chemie AG	12,213	$ 1,754,024
Zalando SE (c)(e)	135,947	3,041,323
		1,018,384,823
GHANA — 0.0% (f)
Tullow Oil PLC (c)	1,410,372	591,139
GUATEMALA — 0.0% (f)
Millicom International Cellular SA SDR (b)(c)	46,320	723,737
HONG KONG — 1.6%
AIA Group Ltd.	8,954,800	73,004,971
Alliance International Education Leasing Holdings Ltd. (b)(c)(e)	480,000	90,707
ASMPT Ltd.	202,900	1,816,083
Bank of East Asia Ltd.	1,067,099	1,324,362
Cafe de Coral Holdings Ltd.	140,000	151,407
Cathay Pacific Airways Ltd. (b)(c)	1,655,000	1,698,986
Champion REIT	1,702,000	560,680
Chow Sang Sang Holdings International Ltd.	508,000	627,229
CK Asset Holdings Ltd.	831,531	4,379,636
CK Infrastructure Holdings Ltd.	287,500	1,360,071
CLP Holdings Ltd.	992,000	7,340,079
Dah Sing Banking Group Ltd.	658,125	435,285
Dah Sing Financial Holdings Ltd.	46,885	99,136
DFI Retail Group Holdings Ltd. (b)	466,100	1,239,826
Fortune Real Estate Investment Trust	1,781,000	1,068,802
Futu Holdings Ltd. ADR (b)(c)	53,345	3,083,874
Haitong International Securities Group Ltd. (b)(c)	2,265,508	205,381
Hang Lung Group Ltd.	1,790,000	2,523,235
Hang Lung Properties Ltd.	2,006,000	2,745,752
Hang Seng Bank Ltd.	642,800	7,998,220
Henderson Land Development Co. Ltd.	215,869	569,175
HK Electric Investments & HK Electric Investments Ltd. Stapled Security	2,280,000	1,307,124
HKBN Ltd.	842,000	342,956
HKT Trust & HKT Ltd. Stapled Security	207,900	217,142
Hong Kong & China Gas Co. Ltd.	6,740,625	4,699,249
Hong Kong Exchanges & Clearing Ltd.	968,439	36,181,139
Hong Kong Technology Venture Co. Ltd. (b)(c)	1,545,000	595,760
Hongkong Land Holdings Ltd.	1,617,800	5,775,546
Hysan Development Co. Ltd.	377,841	732,346
Jardine Matheson Holdings Ltd.	183,905	8,536,870

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Johnson Electric Holdings Ltd.	112,537	$ 138,519
Kerry Properties Ltd.	764,500	1,300,222
Link REIT	2,358,120	11,561,995
LK Technology Holdings Ltd. (b)	92,500	91,888
Long Well International Holdings Ltd. (c)(d)	3,424,000	—
Luk Fook Holdings International Ltd.	132,000	342,141
Man Wah Holdings Ltd.	834,000	585,685
Melco International Development Ltd. (b)(c)	229,000	183,625
Melco Resorts & Entertainment Ltd. ADR (c)	114,080	1,128,251
Modern Dental Group Ltd.	756,000	309,858
MTR Corp. Ltd.	411,888	1,630,334
New World Development Co. Ltd.	631,129	1,228,114
NWS Holdings Ltd.	1,792,000	2,040,979
Pacific Basin Shipping Ltd.	7,106,000	2,050,545
Pacific Textiles Holdings Ltd.	1,761,000	364,259
PAX Global Technology Ltd.	1,661,000	1,172,817
PCCW Ltd.	1,977,875	901,577
Perfect Medical Health Management Ltd.	1,438,000	692,207
Power Assets Holdings Ltd.	548,500	2,654,309
Prosperity REIT	1,842,000	341,031
Prudential PLC	1,985,442	21,538,562
Realord Group Holdings Ltd. (b)(c)	550,000	391,159
Shun Tak Holdings Ltd. (c)	760,000	110,625
Sino Land Co. Ltd.	6,638,132	7,484,146
Sun Hung Kai Properties Ltd.	1,117,509	11,957,233
Sunlight Real Estate Investment Trust	1,542,000	482,376
Swire Pacific Ltd. Class A	25,500	172,076
Swire Pacific Ltd. Class B	892,500	975,478
Swire Properties Ltd.	1,001,400	2,089,273
Techtronic Industries Co. Ltd.	1,020,000	9,898,044
Value Partners Group Ltd. (b)	402,000	126,782
Vitasoy International Holdings Ltd.	230,000	278,402
Viva Goods Company Ltd. (c)	1,280,000	212,466
VTech Holdings Ltd.	198,900	1,191,086
Wharf Real Estate Investment Co. Ltd.	1,349,000	5,210,423
Yue Yuen Industrial Holdings Ltd.	921,500	1,058,945
Yuexiu Real Estate Investment Trust (b)	421,000	70,956
Zhuguang Holdings Group Co. Ltd. (b)(c)	3,808,000	369,527
		263,046,944
INDONESIA — 0.0% (f)
First Pacific Co. Ltd.	3,780,000	1,496,198
Security Description	Shares	Value
IRELAND — 0.3%
AerCap Holdings NV (c)	63,345	$ 3,969,831
AIB Group PLC	850,604	3,836,458
Amarin Corp. PLC ADR (c)	221,900	204,148
Bank of Ireland Group PLC	707,442	6,958,249
C&C Group PLC	404,076	685,541
Dalata Hotel Group PLC (b)	390,695	1,660,798
Fineos Corp. Ltd. CDI (c)	126,847	163,734
Glanbia PLC (b)	96,712	1,598,368
Greencore Group PLC (c)	333,392	308,853
Kerry Group PLC Class A	119,113	9,985,461
Kingspan Group PLC	111,952	8,410,831
Ryanair Holdings PLC ADR (c)	96,236	9,355,102
Smurfit Kappa Group PLC	149,930	5,009,784
		52,147,158
ISRAEL — 0.7%
Airport City Ltd. (c)	48,022	739,188
Alony Hetz Properties & Investments Ltd.	108,357	742,873
Amot Investments Ltd.	137,599	666,851
Ashdod Refinery Ltd. (c)	6,961	192,904
Bank Hapoalim BM	818,538	7,286,644
Bank Leumi Le-Israel BM	1,037,391	8,586,339
Bezeq The Israeli Telecommunication Corp. Ltd.	1,660,122	2,341,701
Check Point Software Technologies Ltd. (b)(c)	98,827	13,171,663
Compugen Ltd. (b)(c)	95,405	88,727
Elbit Systems Ltd.	18,874	3,758,440
Electra Ltd.	1,462	561,067
Enlight Renewable Energy Ltd. (c)	61,092	964,122
First International Bank Of Israel Ltd.	39,192	1,684,216
Gav-Yam Lands Corp. Ltd.	67,058	426,264
Global-e Online Ltd. (b)(c)	27,430	1,090,068
Harel Insurance Investments & Financial Services Ltd.	86,417	683,709
ICL Group Ltd.	343,365	1,900,368
Isracard Ltd.	40,296	166,709
Israel Discount Bank Ltd. Class A	885,658	4,790,044
Kornit Digital Ltd. (c)	141,500	2,675,765
Melisron Ltd.	15,492	968,097
Mivne Real Estate KD Ltd.	442,884	1,065,853
Mizrahi Tefahot Bank Ltd.	111,706	4,052,167
Nano Dimension Ltd. ADR (b)(c)	128,138	348,535
Nice Ltd. (c)	48,037	8,139,918
Nova Ltd. (c)	19,927	2,204,689
Oramed Pharmaceuticals, Inc. (b)(c)	42,760	111,604
Paz Oil Co. Ltd. (c)	7,003	578,525
Phoenix Holdings Ltd.	108,642	1,130,653

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Plus500 Ltd.	80,210	$ 1,348,087
Radware Ltd. (c)	30,524	516,466
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	8,185	469,127
Reit 1 Ltd.	1,021,963	4,174,291
Sapiens International Corp. NV	19,842	570,190
Scinai Immunotherapeutics Ltd. ADR (c)	29	25
Shapir Engineering & Industry Ltd.	106,089	713,948
Shikun & Binui Ltd. (c)	188,161	505,124
Shufersal Ltd. (c)	1,170,667	5,439,742
Sisram Medical Ltd. (b)(e)	297,600	238,632
Strauss Group Ltd. (c)	276,136	5,807,778
Teva Pharmaceutical Industries Ltd. ADR (c)	839,401	8,561,890
Tower Semiconductor Ltd. (c)	81,253	1,989,386
Wix.com Ltd. (c)	32,562	2,989,192
ZIM Integrated Shipping Services Ltd. (b)	57,212	597,865
		105,039,446
ITALY — 2.0%
A2A SpA	1,143,476	2,041,165
AMCO - Asset Management Co. SpA Class B (b)(c)(d)	97	—
Amplifon SpA	63,420	1,888,143
Anima Holding SpA (e)	212,862	894,710
Assicurazioni Generali SpA	908,873	18,634,345
Azimut Holding SpA	82,047	1,796,415
Banca Generali SpA (b)	56,147	1,992,023
Banca IFIS SpA	150,328	2,605,445
Banca Mediolanum SpA	191,622	1,643,732
Banca Monte dei Paschi di Siena SpA (c)	93	238
Banca Popolare di Sondrio SPA	564,209	2,912,709
Banco BPM SpA	784,913	3,768,706
BFF Bank SpA (e)	225,607	2,260,823
Biesse SpA (b)	8,172	95,606
BPER Banca	1,079,704	3,311,667
Brembo SpA	344,894	4,294,241
Brunello Cucinelli SpA	25,870	1,973,440
Buzzi SpA	88,124	2,418,369
Coca-Cola HBC AG	131,845	3,619,167
Davide Campari-Milano NV	403,096	4,764,975
De' Longhi SpA	56,993	1,244,238
DiaSorin SpA	18,452	1,688,306
Enav SpA (e)	190,211	705,656
Enel SpA	5,748,998	35,424,896
Eni SpA (b)	1,848,411	29,856,072
ERG SpA	41,137	994,769
Esprinet SpA (b)	312,691	1,605,649
Ferrari NV	82,473	24,422,926
Security Description	Shares	Value
FinecoBank Banca Fineco SpA	300,886	$ 3,668,254
Hera SpA	564,179	1,547,070
Immobiliare Grande Distribuzione SIIQ SpA REIT (b)	410,891	928,791
Infrastrutture Wireless Italiane SpA (e)	179,208	2,137,381
Interpump Group SpA	153,666	7,075,557
Intesa Sanpaolo SpA	12,890,721	33,301,245
Iren SpA	2,325,828	4,494,009
Italgas SpA	252,117	1,295,139
Iveco Group NV (c)	155,816	1,461,966
Leonardo SpA	553,160	8,000,091
Mediobanca Banca di Credito Finanziario SpA (b)	326,707	4,334,140
MFE-MediaForEurope NV Class A	1,678,448	710,467
MFE-MediaForEurope NV Class B (b)	562,359	353,964
Moncler SpA	124,013	7,231,936
Nexi SpA (c)(e)	187,977	1,151,932
Pirelli & C SpA (e)	305,154	1,473,576
Poste Italiane SpA (e)	220,338	2,325,364
PRADA SpA	303,100	1,784,114
Prysmian SpA	158,703	6,410,223
Recordati Industria Chimica e Farmaceutica SpA	122,145	5,781,943
Reply SpA	66,521	6,271,712
Saipem SpA (c)	15,861	24,266
Salvatore Ferragamo SpA (b)	53,015	703,866
Snam SpA	1,685,344	7,938,609
Technogym SpA (e)	135,116	1,047,156
Telecom Italia SpA (a)(b)(c)	11,239,455	3,523,523
Telecom Italia SpA (a)(c)	3,037,857	956,215
Terna - Rete Elettrica Nazionale	1,101,397	8,311,990
UniCredit SpA	1,531,504	36,856,239
Unipol Gruppo SpA	282,782	1,533,503
UnipolSai Assicurazioni SpA (b)	3,204	7,755
Zignago Vetro SpA	306,407	4,600,111
		324,100,538
JAPAN — 22.0%
ABC-Mart, Inc.	28,500	513,372
Acom Co. Ltd.	504,600	1,179,457
Activia Properties, Inc. REIT	169	467,164
ADEKA Corp.	22,400	383,753
Advance Residence Investment Corp. REIT	419	951,858
Advanced Media, Inc.	6,800	66,120
Advantest Corp.	710,000	19,892,846
Aeon Co. Ltd.	966,620	19,189,893
AEON Financial Service Co. Ltd.	147,000	1,269,288
Aeon Mall Co. Ltd.	22,100	260,653

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
AEON REIT Investment Corp.	545	$ 535,048
AGC, Inc.	202,200	7,105,624
Aica Kogyo Co. Ltd.	13,300	297,417
Aiming, Inc. (b)	159,500	370,893
Ain Holdings, Inc.	6,000	177,316
Air Water, Inc.	202,200	2,524,367
Aisin Corp.	128,200	4,853,945
Ajinomoto Co., Inc.	505,400	19,521,699
Akita Bank Ltd.	16,555	223,877
Alconix Corp.	7,800	70,774
Alfresa Holdings Corp. (b)	204,000	3,356,140
Alps Alpine Co. Ltd. (b)	203,000	1,765,070
Amada Co. Ltd.	303,400	3,058,906
Amano Corp.	23,000	505,854
ANA Holdings, Inc. (b)(c)	113,800	2,389,247
AnGes, Inc. (b)(c)	38,900	25,286
Anritsu Corp. (b)	34,000	243,223
Aoyama Trading Co. Ltd.	2,100	23,515
Aozora Bank Ltd. (b)	14,200	290,709
Arcs Co. Ltd.	21,600	394,148
ARE Holdings, Inc. (b)	33,200	422,050
As One Corp. (b)	10,000	365,890
Asahi Group Holdings Ltd.	478,836	17,937,298
Asahi Intecc Co. Ltd.	170,500	3,071,228
Asahi Kasei Corp.	1,017,950	6,411,601
Asics Corp.	203,400	7,119,170
Astellas Pharma, Inc.	1,717,200	23,866,462
Atom Corp. (b)(c)	721,900	4,315,194
Awa Bank Ltd.	2,310	35,480
Azbil Corp.	94,000	2,883,780
Bandai Namco Holdings, Inc.	569,500	11,609,442
Bank of Iwate Ltd.	204,955	3,587,485
Bank of Kyoto Ltd. (c)	63,900	3,641,090
BASE, Inc. (c)	61,500	123,227
BayCurrent Consulting, Inc.	210,100	7,036,889
Benefit One, Inc.	24,500	177,562
Benesse Holdings, Inc. (b)	35,900	440,134
Bic Camera, Inc. (b)	170,500	1,260,255
BIPROGY, Inc.	19,300	482,937
Bridgestone Corp.	449,465	17,556,921
Brother Industries Ltd.	203,200	3,279,660
Calbee, Inc.	15,800	301,124
Can Do Co. Ltd. (b)	5,300	96,038
Canon Marketing Japan, Inc.	48,900	1,270,466
Canon, Inc. (b)	967,816	23,380,645
Capcom Co. Ltd.	109,700	3,958,683
Carenet, Inc. (b)	136,000	819,327
Casio Computer Co. Ltd. (b)	514,300	4,320,154
CellSource Co. Ltd. (b)(c)	9,100	153,186
Central Japan Railway Co.	709,500	17,282,845
Change Holdings, Inc. (b)	51,600	608,930
Chiba Bank Ltd.	493,950	3,599,736
Chubu Electric Power Co., Inc.	508,165	6,494,023
Security Description	Shares	Value
Chugai Pharmaceutical Co. Ltd.	590,140	$ 18,286,529
Chugin Financial Group, Inc.	202,200	1,512,858
Chugoku Electric Power Co., Inc.	202,700	1,249,819
Citizen Watch Co. Ltd. (b)	205,100	1,264,480
CKD Corp.	26,100	360,476
Coca-Cola Bottlers Japan Holdings, Inc.	201,800	2,658,662
COLOPL, Inc. (b)	2,000	7,908
Colowide Co. Ltd. (b)	2,400	38,841
Comforia Residential REIT, Inc.	127	282,128
COMSYS Holdings Corp.	32,900	689,197
Concordia Financial Group Ltd.	1,018,100	4,649,591
Cosmo Energy Holdings Co. Ltd.	59,500	2,097,303
Cosmos Pharmaceutical Corp.	6,000	614,977
Credit Saison Co. Ltd.	508,200	8,072,964
Creek & River Co. Ltd.	9,600	135,548
CrowdWorks, Inc. (c)	51,500	497,658
Cyber Security Cloud, Inc. (c)	31,300	478,231
CyberAgent, Inc.	181,100	978,529
Dai Nippon Printing Co. Ltd.	154,500	4,027,509
Daicel Corp.	206,100	1,727,801
Daido Steel Co. Ltd.	8,500	346,380
Daifuku Co. Ltd.	277,900	5,269,345
Dai-ichi Life Holdings, Inc.	865,000	17,952,119
Daiichi Sankyo Co. Ltd.	1,523,595	41,922,473
Daiichikosho Co. Ltd.	30,000	488,021
Daikin Industries Ltd.	209,310	32,927,139
Daio Paper Corp. (b)	41,700	342,039
Daiseki Co. Ltd.	21,720	582,208
Daishi Hokuetsu Financial Group, Inc.	1,517	38,579
Daito Trust Construction Co. Ltd.	43,155	4,554,808
Daiwa House Industry Co. Ltd.	511,800	13,770,327
Daiwa House REIT Investment Corp.	1,910	3,376,499
Daiwa Office Investment Corp. REIT	92	411,834
Daiwa Securities Group, Inc. (b)	2,008,350	11,616,062
Daiwa Securities Living Investments Corp. REIT	570	423,609
Daiwabo Holdings Co. Ltd.	40,000	767,968
DCM Holdings Co. Ltd.	49,200	400,260
Demae-Can Co. Ltd. (b)(c)	1,200	2,967
DeNA Co. Ltd. (b)	202,800	2,041,930
Denka Co. Ltd.	7,000	126,795
Denso Corp.	1,730,840	27,848,865
Dentsu Group, Inc.	204,000	6,015,078
Descente Ltd.	37,600	1,079,685

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Dexerials Corp. (b)	53,900	$ 1,332,826
DIC Corp.	36,700	597,259
Digital Garage, Inc.	12,500	288,155
dip Corp.	32,300	796,542
Disco Corp.	69,200	12,789,653
DMG Mori Co. Ltd.	27,200	463,526
Dowa Holdings Co. Ltd.	4,400	137,138
Duskin Co. Ltd.	18,300	397,333
East Japan Railway Co.	306,600	17,577,236
Ebara Corp.	54,300	2,550,435
Eisai Co. Ltd.	208,651	11,610,909
Electric Power Development Co. Ltd. Class C	196,200	3,179,170
EM Systems Co. Ltd.	32,700	161,281
en Japan, Inc.	33,700	525,740
ENEOS Holdings, Inc.	2,478,500	9,797,736
eRex Co. Ltd. (b)	100,700	517,587
euglena Co. Ltd. (b)(c)	443,900	2,370,838
EXEO Group, Inc. (b)	12,400	254,606
Ezaki Glico Co. Ltd.	48,500	1,334,177
FAN Communications, Inc.	5,200	13,869
Fancl Corp.	16,900	258,667
FANUC Corp.	791,775	20,655,923
Fast Retailing Co. Ltd.	150,700	32,912,133
Feed One Co. Ltd.	719,380	3,837,336
Financial Partners Group Co. Ltd.	207,200	1,867,542
FINDEX, Inc.	188,900	953,203
Fixstars Corp.	7,700	60,424
Focus Systems Corp.	13,300	87,345
Food & Life Cos. Ltd.	27,000	454,870
Foster Electric Co. Ltd.	303,400	2,014,873
FP Corp.	11,600	186,758
Freee KK (b)(c)	3,100	61,740
Fronteo, Inc. (b)(c)	12,000	51,466
Frontier Real Estate Investment Corp. REIT	177	542,654
Fuji Corp.	29,600	460,984
Fuji Electric Co. Ltd.	102,400	4,629,187
Fuji Kyuko Co. Ltd.	11,500	358,737
Fuji Oil Holdings, Inc.	20,000	303,903
Fuji Seal International, Inc.	17,500	208,980
Fuji Soft, Inc.	21,600	700,580
FUJIFILM Holdings Corp.	384,910	22,332,389
Fujikura Ltd.	180,500	1,453,314
Fujitec Co. Ltd. (b)	30,500	705,143
Fujitsu General Ltd.	23,800	447,611
Fujitsu Ltd.	140,551	16,576,965
Fukuoka Financial Group, Inc.	143,234	3,435,312
Fukuoka REIT Corp.	10	10,655
Fukuyama Transporting Co. Ltd.	9,000	237,025
Funai Soken Holdings, Inc.	41,400	724,101
Furukawa Electric Co. Ltd.	205,455	3,279,570
Fuyo General Lease Co. Ltd.	10,000	807,505
Security Description	Shares	Value
GA Technologies Co. Ltd. (c)	15,300	$ 124,164
Gakujo Co. Ltd.	17,400	234,721
giftee, Inc. (b)(c)	33,500	319,005
Glory Ltd.	15,000	299,749
GLP J-REIT	3,031	2,715,662
GMO internet group, Inc.	26,400	409,556
GMO Payment Gateway, Inc.	31,600	1,731,568
GNI Group Ltd. (c)	36,900	503,952
Godo Steel Ltd.	52,000	1,599,464
Goldwin, Inc.	31,600	2,147,254
GS Yuasa Corp.	74,100	1,322,354
Gumi, Inc. (b)	580,500	1,906,148
GungHo Online Entertainment, Inc.	8,100	128,129
Gunma Bank Ltd.	307,200	1,436,105
Gurunavi, Inc. (c)	5,200	11,012
H.U. Group Holdings, Inc. (b)	20,000	340,426
Hachijuni Bank Ltd. (b)	502,700	2,778,872
Hakuhodo DY Holdings, Inc. (b)	206,600	1,702,226
Hamamatsu Photonics KK	203,000	8,568,919
Hankyu Hanshin Holdings, Inc.	207,700	7,099,867
Hankyu Hanshin REIT, Inc.	3,043	2,877,315
Hanwa Co. Ltd.	18,700	594,616
Harmonic Drive Systems, Inc. (b)	10,200	226,932
Haseko Corp. (b)	207,000	2,645,328
Hazama Ando Corp.	162,500	1,270,816
Heiwa Real Estate REIT, Inc. (b)	772	757,902
Hikari Tsushin, Inc. (b)	17,600	2,686,145
Hino Motors Ltd. (c)	203,700	779,309
Hirogin Holdings, Inc.	197,000	1,210,845
Hirose Electric Co. Ltd.	22,240	2,581,315
HIS Co. Ltd. (b)(c)	46,700	565,188
Hisamitsu Pharmaceutical Co., Inc.	23,800	868,746
Hitachi Construction Machinery Co. Ltd.	77,600	2,364,011
Hitachi Ltd.	696,295	43,277,843
Hitachi Zosen Corp.	134,100	753,961
Hokkoku Financial Holdings, Inc. (b)	16,555	576,887
Hokuhoku Financial Group, Inc.	28,600	306,747
Hokuriku Electric Power Co. (c)	204,600	1,105,094
Honda Motor Co. Ltd.	4,017,625	45,284,941
Horiba Ltd.	4,900	265,777
Hoshino Resorts REIT, Inc.	98	430,156
Hoshizaki Corp.	86,100	2,997,417
House Foods Group, Inc. (b)	12,000	250,896
Hoya Corp.	304,006	31,220,586
Hulic Co. Ltd.	454,200	4,081,636
Hulic Reit, Inc.	1,701	1,816,984
Hyakugo Bank Ltd.	202,550	727,538

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Ibiden Co. Ltd.	172,300	$ 9,195,491
IBJ, Inc. (b)	17,100	72,766
Ichigo Office REIT Investment Corp. (b)	10,201	5,981,488
Idemitsu Kosan Co. Ltd.	181,294	4,176,839
IHI Corp. (b)	139,900	2,939,095
Iida Group Holdings Co. Ltd. (b)	188,600	3,142,596
Iino Kaiun Kaisha Ltd. (b)	158,000	1,110,685
Inaba Denki Sangyo Co. Ltd.	23,600	511,617
Industrial & Infrastructure Fund Investment Corp. REIT	160	148,179
I-NE Co. Ltd. (b)(c)	42,800	849,547
Infomart Corp.	1,013,600	2,730,556
INFRONEER Holdings, Inc.	135,812	1,408,859
Inpex Corp.	722,000	10,915,276
Intage Holdings, Inc.	503,600	7,545,985
Internet Initiative Japan, Inc.	46,000	745,217
Invincible Investment Corp. REIT	4,875	2,018,931
IR Japan Holdings Ltd.	3,600	42,049
Iriso Electronics Co. Ltd.	4,400	123,840
Isetan Mitsukoshi Holdings Ltd. (b)	304,700	3,535,521
Istyle, Inc. (b)(c)	737,000	2,508,936
Isuzu Motors Ltd.	697,800	8,793,519
ITmedia, Inc.	9,100	71,227
Ito En Ltd.	8,200	264,257
ITOCHU Corp. (b)	1,087,350	39,391,617
Itoham Yonekyu Holdings, Inc.	29,100	789,781
Iwatani Corp.	18,400	929,094
Iyogin Holdings, Inc. (b)	207,900	1,497,688
Izumi Co. Ltd.	6,100	161,835
J Front Retailing Co. Ltd.	202,600	2,075,895
Jade Group, Inc. (c)	26,200	281,094
JAFCO Group Co. Ltd.	41,100	453,071
Jamco Corp. (c)	89,400	940,580
Japan Airlines Co. Ltd.	144,100	2,808,127
Japan Airport Terminal Co. Ltd. (b)	63,900	2,713,582
Japan Elevator Service Holdings Co. Ltd.	51,200	753,118
Japan Excellent, Inc. REIT	2,028	1,797,986
Japan Exchange Group, Inc.	509,600	9,473,147
Japan Hotel REIT Investment Corp.	3,032	1,586,860
Japan Logistics Fund, Inc. REIT	37	71,880
Japan Metropolitan Fund Invest REIT	5,330	3,464,634
Japan Petroleum Exploration Co. Ltd.	98,900	3,731,325
Japan Post Bank Co. Ltd.	1,129,500	9,847,408
Japan Post Holdings Co. Ltd.	1,743,100	13,988,020
Security Description	Shares	Value
Japan Post Insurance Co. Ltd.	137,100	$ 2,315,701
Japan Prime Realty Investment Corp. REIT	120	290,300
Japan Real Estate Investment Corp. REIT	770	3,008,276
Japan Steel Works Ltd.	31,100	578,755
Japan Tobacco, Inc.	875,000	20,170,883
JCR Pharmaceuticals Co. Ltd. (b)	24,400	244,531
Jeol Ltd.	15,300	457,078
JFE Holdings, Inc.	510,310	7,492,640
JGC Holdings Corp.	203,900	2,841,414
JMDC, Inc. (b)	24,400	889,339
JSR Corp.	327,400	8,813,307
JTEKT Corp.	204,900	1,937,436
Justsystems Corp.	13,100	263,273
Kadokawa Corp.	46,800	938,352
Kagome Co. Ltd.	11,700	254,425
Kajima Corp.	366,537	5,977,335
Kakaku.com, Inc.	206,300	2,097,216
Kaken Pharmaceutical Co. Ltd.	36,900	865,472
Kamakura Shinsho Ltd. (b)	128,900	539,009
Kamigumi Co. Ltd. (b)	18,400	379,776
Kaneka Corp.	7,600	197,709
Kansai Electric Power Co., Inc.	1,016,400	14,150,250
Kansai Paint Co. Ltd.	206,300	2,955,043
Kao Corp.	477,700	17,769,896
Kaonavi, Inc. (c)	5,800	86,247
Katitas Co. Ltd. (b)	20,300	296,287
Kawasaki Heavy Industries Ltd.	155,800	3,779,501
Kawasaki Kisen Kaisha Ltd. (b)	188,500	6,447,338
KDDI Corp.	1,348,800	41,370,130
Keihan Holdings Co. Ltd. (b)	22,700	603,609
Keikyu Corp.	208,000	1,770,910
Keio Corp. (b)	83,800	2,887,583
Keisei Electric Railway Co. Ltd.	204,100	7,084,858
Kenedix Office Investment Corp. REIT	84	194,766
Kenedix Residential Next Investment Corp. REIT	223	341,169
Kenedix Retail REIT Corp.	237	459,150
Kewpie Corp.	5,500	88,586
Key Coffee, Inc. (b)	16,100	218,263
Keyence Corp.	149,900	55,751,047
Kikkoman Corp.	156,000	8,200,127
Kinden Corp.	43,500	634,317
Kintetsu Group Holdings Co. Ltd.	119,410	3,391,252
Kirin Holdings Co. Ltd.	713,000	10,000,395
Kiyo Bank Ltd. (b)	513,600	5,155,790

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
KNT-CT Holdings Co. Ltd. (b)(c)	71,300	$ 640,732
Kobayashi Pharmaceutical Co. Ltd.	14,300	639,655
Kobe Bussan Co. Ltd.	127,000	2,983,830
Kobe Steel Ltd.	303,399	3,962,638
Koei Tecmo Holdings Co. Ltd.	42,120	599,940
Koito Manufacturing Co. Ltd.	176,500	2,668,938
Kokuyo Co. Ltd.	171,300	2,722,318
Komatsu Ltd.	866,220	23,468,772
Konami Group Corp.	87,100	4,603,503
Konica Minolta, Inc. (b)(c)	818,575	2,668,700
Kosaido Holdings Co. Ltd.	77,700	1,544,367
Kose Corp.	10,300	749,248
Kotobuki Spirits Co. Ltd.	48,000	777,457
K's Holdings Corp.	202,600	1,862,739
Kubota Corp.	1,035,450	15,293,227
Kuraray Co. Ltd.	303,000	3,595,999
Kureha Corp.	8,000	446,038
Kurita Water Industries Ltd.	174,310	6,090,483
Kusuri No. Aoki Holdings Co. Ltd.	7,000	406,045
Kyocera Corp.	275,100	13,986,823
Kyoritsu Maintenance Co. Ltd.	1,200	50,035
Kyowa Kirin Co. Ltd.	204,100	3,561,577
Kyudenko Corp.	8,200	257,498
Kyushu Electric Power Co., Inc. (c)	305,500	1,996,882
Kyushu Financial Group, Inc.	203,900	1,053,489
Kyushu Railway Co.	107,900	2,298,637
LaSalle Logiport REIT	298	286,368
Lasertec Corp.	48,400	7,547,448
Lawson, Inc.	12,900	594,061
Leopalace21 Corp. (c)	1,600	3,517
LIFENET INSURANCE Co. (b)(c)	135,000	877,534
LIKE, Inc.	6,200	63,610
Lion Corp.	202,400	2,001,959
Lixil Corp.	204,200	2,383,075
M3, Inc.	444,800	8,095,673
Mabuchi Motor Co. Ltd.	42,900	1,285,059
Makita Corp.	205,400	5,081,835
Mani, Inc.	21,000	255,279
Marubeni Corp.	1,656,150	25,881,332
Maruha Nichiro Corp.	10,200	175,394
Marui Group Co. Ltd. (b)	204,500	3,330,106
Maruichi Steel Tube Ltd.	65,500	1,632,836
MatsukiyoCocokara & Co.	293,180	5,266,336
Matsuya Co. Ltd.	508,200	3,439,652
Mazda Motor Corp.	510,800	5,807,152
McDonald's Holdings Co. Japan Ltd. (b)	61,600	2,357,085
Mebuki Financial Group, Inc.	712,000	1,973,894
Medical Data Vision Co. Ltd.	3,800	20,499
Medipal Holdings Corp.	512,599	8,682,151
Medley, Inc. (c)	28,100	904,812
Security Description	Shares	Value
MedPeer, Inc. (b)	25,600	$ 174,813
MEIJI Holdings Co. Ltd.	191,400	4,766,242
Meiko Network Japan Co. Ltd. (b)	508,100	2,199,582
Meitec Corp.	31,500	570,789
Menicon Co. Ltd.	20,200	260,444
Mercari, Inc. (b)(c)	25,300	546,945
Milbon Co. Ltd.	22,600	630,180
MINEBEA MITSUMI, Inc.	304,700	4,985,257
MIRAIT ONE Corp.	39,700	523,170
MISUMI Group, Inc.	206,400	3,231,721
Mitsubishi Chemical Group Corp.	1,224,700	7,736,805
Mitsubishi Corp.	1,147,938	54,833,319
Mitsubishi Electric Corp.	1,883,050	23,332,280
Mitsubishi Estate Co. Ltd.	1,021,425	13,381,711
Mitsubishi Estate Logistics REIT Investment Corp.	139	349,770
Mitsubishi Gas Chemical Co., Inc.	204,100	2,752,563
Mitsubishi HC Capital, Inc.	503,800	3,362,605
Mitsubishi Heavy Industries Ltd.	231,510	12,948,115
Mitsubishi Logistics Corp.	65,500	1,743,448
Mitsubishi Materials Corp.	17,100	277,198
Mitsubishi Motors Corp.	718,700	3,137,284
Mitsubishi UFJ Financial Group, Inc.	9,615,724	81,739,292
Mitsui & Co. Ltd.	1,152,726	41,891,326
Mitsui Chemicals, Inc.	167,210	4,344,267
Mitsui Fudosan Co. Ltd.	721,700	15,930,841
Mitsui Fudosan Logistics Park, Inc. REIT	136	429,258
Mitsui High-Tec, Inc.	18,500	962,037
Mitsui Mining & Smelting Co. Ltd.	25,400	645,957
Mitsui OSK Lines Ltd. (b)	219,565	6,047,326
Miura Co. Ltd.	16,300	328,785
MIXI, Inc. (b)	2,100	33,366
Mizuho Financial Group, Inc.	1,904,470	32,429,273
Mochida Pharmaceutical Co. Ltd.	12,000	268,186
Monex Group, Inc.	72,300	270,353
Money Forward, Inc. (c)	21,600	695,079
MonotaRO Co. Ltd.	142,100	1,524,081
Mori Hills REIT Investment Corp. Class C,	482	457,694
Mori Trust Reit, Inc.	474	231,243
Morinaga & Co. Ltd.	20,900	756,588
Morinaga Milk Industry Co. Ltd.	12,000	452,498
MS&AD Insurance Group Holdings, Inc.	394,699	14,534,234
m-up Holdings, Inc.	11,400	97,938
Murata Manufacturing Co. Ltd.	1,615,800	29,603,600
Musashino Bank Ltd.	208,555	3,861,534

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Nabtesco Corp.	15,000	$ 271,050
Nachi-Fujikoshi Corp.	1,500	40,409
Nagase & Co. Ltd.	175,600	2,765,943
Nagawa Co. Ltd. (b)	10,700	499,058
Nagoya Railroad Co. Ltd.	190,400	2,816,606
Nakanishi, Inc.	32,700	765,867
Nankai Electric Railway Co. Ltd.	29,100	566,009
NANO MRNA Co. Ltd. (b)(c)	511,800	716,812
Nanto Bank Ltd.	208,355	3,715,414
NEC Corp.	205,200	11,359,740
NEC Networks & System Integration Corp.	32,100	422,479
NET One Systems Co. Ltd.	18,600	353,740
Nexon Co. Ltd.	427,200	7,653,672
NexTone, Inc. (b)(c)	18,000	208,678
NGK Insulators Ltd.	207,900	2,761,319
NH Foods Ltd.	28,800	862,890
NHK Spring Co. Ltd.	204,700	1,569,287
Nichias Corp.	24,600	505,271
Nichirei Corp.	201,600	4,437,969
NIDEC Corp.	492,700	22,884,260
Nifco, Inc.	5,000	129,636
Nihon Kohden Corp.	21,800	539,357
Nihon M&A Center Holdings, Inc.	65,400	315,331
Nihon Parkerizing Co. Ltd.	40,600	300,912
Nikkon Holdings Co. Ltd.	14,700	311,387
Nikon Corp.	510,000	5,387,938
Nintendo Co. Ltd.	869,600	36,304,962
Nippon Accommodations Fund, Inc. REIT	119	503,193
Nippon Building Fund, Inc. REIT	1,065	4,324,946
Nippon Electric Glass Co. Ltd.	33,700	629,172
NIPPON EXPRESS HOLDINGS, Inc.	60,700	3,174,013
Nippon Gas Co. Ltd.	43,500	645,978
Nippon Kayaku Co. Ltd.	151,400	1,267,712
Nippon Paint Holdings Co. Ltd.	1,066,700	7,191,156
Nippon Paper Industries Co. Ltd. (c)	4,200	37,940
Nippon Parking Development Co. Ltd. Class C	1,230,700	1,756,670
Nippon Prologis REIT, Inc.	2,020	3,779,420
NIPPON REIT Investment Corp.	97	232,059
Nippon Sanso Holdings Corp.	202,900	4,820,107
Nippon Shinyaku Co. Ltd.	18,500	784,631
Nippon Shokubai Co. Ltd.	12,200	443,934
Nippon Steel Corp. (b)	711,600	16,714,076
Nippon Telegraph & Telephone Corp.	21,762,600	25,754,901
Nippon Television Holdings, Inc.	2,000	20,265
Security Description	Shares	Value
Nippon Yusen KK (b)	338,265	$ 8,808,831
Nipro Corp. (b)	181,300	1,468,867
Nishimatsu Construction Co. Ltd.	24,600	611,270
Nishi-Nippon Railroad Co. Ltd.	16,000	266,068
Nissan Chemical Corp.	95,900	4,086,635
Nissan Motor Co. Ltd.	2,031,341	8,988,403
Nissei ASB Machine Co. Ltd.	4,300	131,111
Nisshin Seifun Group, Inc.	205,600	2,625,370
Nisshinbo Holdings, Inc.	190,100	1,416,594
Nissin Foods Holdings Co. Ltd.	55,900	4,654,431
Nissui Corp.	1,535,700	7,530,050
Niterra Co. Ltd.	189,500	4,297,323
Nitori Holdings Co. Ltd.	52,800	5,912,468
Nitto Boseki Co. Ltd. (b)	14,600	341,458
Nitto Denko Corp. (b)	160,100	10,522,773
NOF Corp.	56,800	2,274,664
NOK Corp.	53,700	714,501
Nomura Holdings, Inc.	2,081,685	8,357,430
Nomura Real Estate Holdings, Inc.	33,900	852,583
Nomura Real Estate Master Fund, Inc. REIT	3,051	3,422,599
Nomura Research Institute Ltd.	348,100	9,081,275
NSD Co. Ltd.	29,700	564,444
NSK Ltd.	305,400	1,721,578
NTN Corp. (b)	492,100	938,857
NTT Data Group Corp.	863,800	11,603,197
NTT UD REIT Investment Corp.	285	263,753
Obayashi Corp.	512,150	4,518,314
Obic Co. Ltd.	52,800	8,026,591
Odakyu Electric Railway Co. Ltd.	303,799	4,549,096
Ogaki Kyoritsu Bank Ltd.	16,555	230,089
Oisix ra daichi, Inc. (b)(c)	4,200	45,286
Oji Holdings Corp.	526,800	2,220,521
Oki Electric Industry Co. Ltd.	3,600	24,269
Okinawa Financial Group, Inc.	205,000	3,332,753
OKUMA Corp.	11,800	519,920
Olympus Corp.	1,024,000	13,322,808
Omron Corp. (b)	203,700	9,100,807
Ono Pharmaceutical Co. Ltd.	505,300	9,711,512
Open House Group Co. Ltd.	21,200	720,850
Oracle Corp.	8,500	632,267
Oriental Land Co. Ltd.	886,500	29,162,865
ORIX Corp.	1,020,500	19,100,395
Orix JREIT, Inc.	2,005	2,410,434
Osaka Gas Co. Ltd.	312,900	5,162,404
OSAKA Titanium Technologies Co. Ltd.	113,800	2,322,138
OSG Corp.	39,500	466,403
Otsuka Corp.	104,300	4,425,717

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Otsuka Holdings Co. Ltd.	506,100	$ 18,019,161
Outsourcing, Inc.	45,700	353,718
PALTAC Corp.	12,000	377,149
Pan Pacific International Holdings Corp.	333,300	7,008,848
Panasonic Holdings Corp.	1,849,250	20,843,950
Park24 Co. Ltd. (c)	50,100	636,217
Penta-Ocean Construction Co. Ltd.	197,700	1,178,052
PeptiDream, Inc. (b)(c)	25,100	270,974
Persol Holdings Co. Ltd.	1,964,000	3,203,469
Pharma Foods International Co. Ltd. (b)	155,500	1,587,043
Pigeon Corp.	188,300	2,130,639
Pilot Corp.	15,200	522,642
Pola Orbis Holdings, Inc.	30,800	370,797
Procrea Holdings, Inc. (b)	1,010	13,259
Raccoon Holdings, Inc.	11,200	56,666
Rakus Co. Ltd.	31,300	432,610
Rakuten Group, Inc. (b)	1,323,500	5,437,680
Recruit Holdings Co. Ltd.	1,287,200	39,756,775
Relo Group, Inc.	128,200	1,390,462
Remixpoint, Inc. (b)	124,300	170,759
Renesas Electronics Corp. (c)	1,083,000	16,587,010
Rengo Co. Ltd.	310,300	2,133,475
RENOVA, Inc. (b)(c)	15,500	117,581
ReproCELL, Inc. (b)(c)	511,600	822,811
Resona Holdings, Inc.	1,736,000	9,635,978
Resonac Holdings Corp.	179,100	3,006,504
Resorttrust, Inc.	37,100	555,288
Ricoh Co. Ltd.	508,600	4,398,380
Ringer Hut Co. Ltd.	900	14,041
Rinnai Corp. (b)	15,300	287,083
Riso Kyoiku Co. Ltd.	828,718	1,377,263
Rock Field Co. Ltd. (b)	507,400	5,487,979
Rohm Co. Ltd.	219,200	4,137,955
Rohto Pharmaceutical Co. Ltd.	190,502	5,176,650
Ryohin Keikaku Co. Ltd.	172,100	2,232,197
Sakata Seed Corp.	12,700	369,787
SanBio Co. Ltd. (b)(c)	187,500	786,564
San-In Godo Bank Ltd.	202,650	1,314,560
Sanken Electric Co. Ltd. (b)	11,100	674,666
Sankyo Co. Ltd.	10,000	459,306
Sankyu, Inc.	7,300	252,962
Sanrio Co. Ltd.	64,700	3,078,372
Sansan, Inc. (c)	32,400	273,139
Santen Pharmaceutical Co. Ltd.	305,500	2,811,890
Sanwa Holdings Corp.	202,900	2,703,067
Sapporo Holdings Ltd.	17,300	551,490
Sawai Group Holdings Co. Ltd.	12,300	377,346
SBI Holdings, Inc.	203,500	4,292,967
SCREEN Holdings Co. Ltd. (b)	84,400	4,118,053
Security Description	Shares	Value
SCSK Corp.	39,300	$ 687,108
Secom Co. Ltd.	208,748	14,184,652
Sega Sammy Holdings, Inc.	190,800	3,527,674
Seibu Holdings, Inc. (b)	204,400	1,971,061
Seiko Epson Corp. (b)	305,800	4,814,723
Seino Holdings Co. Ltd. (b)	203,600	2,859,064
Sekisui Chemical Co. Ltd.	304,600	4,394,731
Sekisui House Ltd.	510,000	10,174,368
Sekisui House REIT, Inc.	4,960	2,768,759
Senko Group Holdings Co. Ltd.	56,600	397,499
Seria Co. Ltd.	20,100	296,600
Seven & i Holdings Co. Ltd.	570,728	22,393,114
Seven Bank Ltd.	513,500	1,069,842
SG Holdings Co. Ltd.	479,000	6,146,993
Sharp Corp. (b)(c)	173,700	1,084,861
SHIFT, Inc. (c)	4,000	732,049
Shiga Bank Ltd.	2,310	54,180
Shikoku Bank Ltd.	1,820	12,379
Shikoku Electric Power Co., Inc.	203,700	1,397,132
Shimadzu Corp.	209,400	5,573,709
Shimamura Co. Ltd.	9,000	890,802
Shimano, Inc.	52,500	7,094,404
Shimizu Corp.	508,713	3,543,690
Shin-Etsu Chemical Co. Ltd.	1,649,585	48,009,031
Shinko Electric Industries Co. Ltd. (b)	28,200	1,100,409
Shionogi & Co. Ltd.	208,300	9,332,845
Ship Healthcare Holdings, Inc.	19,200	291,876
Shiseido Co. Ltd.	310,300	10,916,904
Shizuoka Financial Group, Inc.	498,400	4,071,366
SHO-BOND Holdings Co. Ltd.	17,600	693,031
Shochiku Co. Ltd. (b)	3,400	234,565
Skylark Holdings Co. Ltd. (c)	197,400	2,704,535
SMC Corp.	42,100	18,896,686
SMS Co. Ltd.	185,200	3,159,166
Socionext, Inc.	32,000	3,169,442
SoftBank Corp.	2,024,900	22,939,142
SoftBank Group Corp.	750,172	31,846,806
Sohgo Security Services Co. Ltd.	131,000	792,013
Sojitz Corp.	176,200	3,870,555
Sompo Holdings, Inc.	336,600	14,510,624
Sony Group Corp.	992,020	81,369,240
Sosei Group Corp. (b)(c)	30,300	302,949
Sotetsu Holdings, Inc.	83,200	1,639,747
Sourcenext Corp. (b)(c)	1,064,600	1,348,363
Square Enix Holdings Co. Ltd.	63,700	2,187,720
Stanley Electric Co. Ltd.	195,773	3,099,439
Starts Proceed Investment Corp. REIT	51	74,778
Subaru Corp.	510,500	9,941,451

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Sugi Holdings Co. Ltd.	8,100	$ 322,480
SUMCO Corp.	201,500	2,631,754
Sumitomo Bakelite Co. Ltd.	15,300	668,801
Sumitomo Chemical Co. Ltd.	1,997,050	5,446,804
Sumitomo Corp.	1,059,175	21,179,951
Sumitomo Electric Industries Ltd.	816,120	9,852,506
Sumitomo Forestry Co. Ltd.	200,600	5,116,325
Sumitomo Heavy Industries Ltd.	92,400	2,348,003
Sumitomo Metal Mining Co. Ltd.	165,800	4,887,614
Sumitomo Mitsui Financial Group, Inc.	1,023,500	50,391,385
Sumitomo Mitsui Trust Holdings, Inc.	287,855	10,862,198
Sumitomo Osaka Cement Co. Ltd.	8,800	216,602
Sumitomo Pharma Co. Ltd.	189,900	681,718
Sumitomo Realty & Development Co. Ltd.	320,000	8,333,188
Sumitomo Rubber Industries Ltd.	204,200	2,259,234
Sumitomo Warehouse Co. Ltd. (b)	68,000	1,086,815
Sun Corp.	3,000	35,785
Sun Frontier Fudousan Co. Ltd.	3,100	31,286
Sundrug Co. Ltd.	58,600	1,592,381
Suntory Beverage & Food Ltd.	86,900	2,649,657
SUNWELS Co. Ltd. (b)	129,900	2,569,709
Suruga Bank Ltd.	203,300	862,382
Suzuken Co. Ltd.	11,800	365,644
Suzuki Motor Corp.	377,000	15,198,740
SymBio Pharmaceuticals Ltd. (b)(c)	36,600	93,202
Sysmex Corp.	142,400	6,806,763
Systena Corp.	162,400	292,750
T&D Holdings, Inc.	592,800	9,804,191
Tadano Ltd.	5,200	44,290
Taiheiyo Cement Corp.	17,700	314,324
Taisei Corp.	194,487	6,856,734
Taisho Pharmaceutical Holdings Co. Ltd.	6,300	260,190
Taiyo Yuden Co. Ltd. (b)	307,000	8,329,992
Takara Bio, Inc.	19,600	181,651
Takara Holdings, Inc.	186,000	1,496,974
Takashimaya Co. Ltd.	153,200	2,246,283
Takeda Pharmaceutical Co. Ltd.	1,164,415	36,214,106
Takeuchi Manufacturing Co. Ltd.	31,700	1,040,911
Takuma Co. Ltd.	33,400	346,478
Tatsuta Electric Wire & Cable Co. Ltd. (b)(c)	182,500	856,090
TDK Corp.	327,265	12,154,147
Security Description	Shares	Value
TechnoPro Holdings, Inc.	29,400	$ 640,899
Teijin Ltd.	511,110	4,976,665
tella, Inc. (c)(d)	600	—
TerraSky Co. Ltd. (c)	24,200	329,208
Terumo Corp.	511,000	13,570,735
THK Co. Ltd.	14,200	260,115
TIS, Inc.	166,000	3,663,180
Toagosei Co. Ltd.	55,100	496,260
Tobu Railway Co. Ltd.	195,300	5,028,263
Toda Corp.	191,000	1,036,245
Toei Animation Co. Ltd.	7,700	682,151
Toei Co. Ltd.	3,400	427,891
Toho Bank Ltd.	12,101	22,868
Toho Co. Ltd.	202,800	6,933,728
Toho Gas Co. Ltd. (b)	29,600	517,219
Toho Holdings Co. Ltd.	13,500	290,039
Tohoku Electric Power Co., Inc.	508,000	3,293,957
Tokai Carbon Co. Ltd.	203,500	1,596,907
Tokio Marine Holdings, Inc.	1,604,295	37,251,682
Tokuyama Corp.	9,100	143,307
Tokyo Century Corp.	40,700	1,627,182
Tokyo Electric Power Co. Holdings, Inc. (c)	1,020,975	4,575,829
Tokyo Electron Ltd.	369,265	50,579,840
Tokyo Gas Co. Ltd.	315,695	7,173,877
Tokyo Ohka Kogyo Co. Ltd.	14,100	840,567
Tokyo Seimitsu Co. Ltd.	14,500	727,794
Tokyo Tatemono Co. Ltd.	202,700	2,809,071
Tokyu Corp.	527,175	6,090,465
Tokyu Fudosan Holdings Corp.	306,100	1,885,112
Tokyu REIT, Inc.	379	464,527
Topcon Corp.	45,200	499,631
TOPPAN, Inc.	192,300	4,606,953
Toray Industries, Inc.	1,855,150	9,672,017
Torikizoku Holdings Co. Ltd.	34,800	712,441
Toshiba Corp. (c)	489,251	15,091,455
Tosoh Corp.	148,400	1,907,396
TOTO Ltd.	187,800	4,861,594
Toyo Seikan Group Holdings Ltd.	201,600	3,306,524
Toyo Suisan Kaisha Ltd.	72,700	2,857,333
Toyo Tire Corp.	202,600	3,125,382
Toyoda Gosei Co. Ltd.	16,000	344,393
Toyota Boshoku Corp.	36,100	659,465
Toyota Industries Corp.	203,400	16,049,824
Toyota Motor Corp.	9,444,940	169,467,762
Toyota Tsusho Corp.	202,800	11,952,595
Trend Micro, Inc.	85,400	3,243,741
Trusco Nakayama Corp.	43,300	710,906
TS Tech Co. Ltd.	36,400	413,700
Tsuburaya Fields Holdings, Inc.	31,700	435,271
Tsumura & Co.	3,500	65,204
Tsuruha Holdings, Inc.	10,000	673,145

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
UBE Corp.	35,100	$ 593,095
Ulvac, Inc.	18,500	668,839
Unicharm Corp.	304,400	10,792,966
United Urban Investment Corp. REIT	2,070	2,159,819
Ushio, Inc.	30,600	372,491
USS Co. Ltd.	204,210	3,383,543
Valor Holdings Co. Ltd.	18,900	276,993
Wacoal Holdings Corp.	25,300	573,054
Wacom Co. Ltd.	62,600	248,764
Warabeya Nichiyo Holdings Co. Ltd.	208,800	3,954,222
Welcia Holdings Co. Ltd.	13,000	225,066
West Japan Railway Co.	174,400	7,228,440
Workman Co. Ltd. (b)	5,600	170,561
Yakult Honsha Co. Ltd.	404,200	9,840,567
Yamada Holdings Co. Ltd.	1,233,480	3,798,184
Yamagata Bank Ltd.	1,634	12,439
Yamaguchi Financial Group, Inc.	175,800	1,543,883
Yamaha Corp.	204,400	5,596,773
Yamaha Motor Co. Ltd.	205,500	5,413,439
Yamanashi Chuo Bank Ltd. (b)	1,510	16,818
Yamato Holdings Co. Ltd.	209,400	3,416,914
Yamato Kogyo Co. Ltd.	21,300	1,020,002
Yamazaki Baking Co. Ltd.	203,600	3,749,323
Yaoko Co. Ltd. (b)	27,100	1,396,361
Yaskawa Electric Corp.	204,300	7,386,152
Yokogawa Electric Corp.	204,000	3,948,762
Yokohama Rubber Co. Ltd.	46,600	971,816
Yoshinoya Holdings Co. Ltd. (b)	22,600	426,481
Z Holdings Corp.	3,436,200	9,567,707
Zenkoku Hosho Co. Ltd.	15,800	519,979
Zenrin Co. Ltd.	2,100	12,848
Zensho Holdings Co. Ltd. (b)	83,300	3,627,297
Zeon Corp. (b)	191,400	2,004,746
ZOZO, Inc. (b)	33,800	621,186
		3,540,339,896
JORDAN — 0.0% (f)
Hikma Pharmaceuticals PLC	108,977	2,777,287
LUXEMBOURG — 0.1%
APERAM SA	36,384	1,063,195
ArcelorMittal SA	412,180	10,375,305
Eurofins Scientific SE (b)	76,267	4,320,001
SES SA	262,998	1,724,993
		17,483,494
MACAU — 0.1%
Galaxy Entertainment Group Ltd.	1,578,000	9,500,016
MGM China Holdings Ltd. (b)(c)	639,200	835,742
Sands China Ltd. (c)	2,023,600	6,201,140
SJM Holdings Ltd. (c)	71,250	28,020
Security Description	Shares	Value
Wynn Macau Ltd. (b)(c)	817,200	$ 782,574
		17,347,492
MALTA — 0.0% (f)
Catena Media PLC (b)(c)	60,932	104,150
Kindred Group PLC SDR	175,876	1,616,916
		1,721,066
MEXICO — 0.0% (f)
Borr Drilling Ltd. (c)	57,396	405,624
Fresnillo PLC	155,432	1,045,695
		1,451,319
NETHERLANDS — 3.9%
Aalberts NV	76,303	2,801,652
ABN AMRO Bank NV GDR (e)	340,752	4,848,765
Adyen NV (c)(e)	22,578	16,869,376
Aegon NV	1,203,708	5,839,419
Akzo Nobel NV	128,377	9,307,744
Argenx SE (c)	44,394	21,649,190
ASM International NV	35,078	14,762,687
ASML Holding NV	305,817	181,027,501
ASR Nederland NV	114,151	4,292,854
BE Semiconductor Industries NV	56,213	5,534,943
Euronext NV (e)	74,413	5,199,795
EXOR NV (b)	70,812	6,293,167
Ferrovial SE	318,074	9,755,962
Fugro NV (c)	96,312	1,483,668
Heineken Holding NV	73,523	5,557,953
Heineken NV	170,694	15,083,081
IMCD NV	40,623	5,161,152
ING Groep NV	3,067,347	40,756,800
Koninklijke Ahold Delhaize NV	700,535	21,153,040
Koninklijke KPN NV	3,586,083	11,842,112
Koninklijke Philips NV (b)	805,382	16,172,275
Merus NV (b)(c)	86,641	2,042,995
NN Group NV (b)	177,815	5,730,684
OCI NV (c)	30,639	856,066
Pharming Group NV (b)(c)	346,479	445,704
PostNL NV	1,038,521	2,218,860
Randstad NV	50,938	2,824,885
Redcare Pharmacy NV (c)(e)	17,207	1,840,009
SBM Offshore NV	339,875	4,472,844
Shell PLC	5,059,105	160,917,605
Universal Music Group NV (b)	657,664	17,219,543
Wolters Kluwer NV	238,822	28,989,574
		632,951,905
NEW ZEALAND — 0.3%
a2 Milk Co. Ltd. (b)(c)	1,276,128	3,496,432
Air New Zealand Ltd.	978,412	429,152
Auckland International Airport Ltd.	456,807	2,171,077
Contact Energy Ltd.	546,123	2,638,229

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Fisher & Paykel Healthcare Corp. Ltd. Class C	544,774	$ 7,063,726
Fletcher Building Ltd.	338,051	954,654
Goodman Property Trust REIT	1,816,995	2,309,033
Infratil Ltd.	881,483	5,407,615
Kiwi Property Group Ltd. REIT	2,189,042	1,111,417
Meridian Energy Ltd.	982,268	3,033,606
Ryman Healthcare Ltd. (b)	432,688	1,640,477
Spark New Zealand Ltd.	1,493,088	4,315,156
Xero Ltd. (c)	105,444	7,651,260
		42,221,834
NORWAY — 0.7%
Aker BP ASA	249,211	6,932,384
Aker Horizons ASA (c)	1,247	538
Aker Solutions ASA	108,946	442,302
ArcticZymes Technologies ASA (c)	360	1,032
AutoStore Holdings Ltd. (b)(c)(e)	363,876	517,559
Crayon Group Holding ASA (c)(e)	9,786	60,974
DNB Bank ASA	716,648	14,520,392
DNO ASA	623,947	619,792
Equinor ASA	863,274	28,488,200
Gjensidige Forsikring ASA	143,775	2,128,078
IDEX Biometrics ASA (c)	1,514,505	69,101
Kahoot! ASA (b)(c)	430,411	1,406,409
Kongsberg Gruppen ASA	66,444	2,754,958
Leroy Seafood Group ASA	214,536	904,850
LINK Mobility Group Holding ASA (c)	209,424	253,099
Mowi ASA	269,703	4,804,334
NEL ASA (c)	159,781	126,043
Nordic Semiconductor ASA (c)	482,865	5,039,274
Norsk Hydro ASA	1,577,519	9,962,482
Orkla ASA	1,142,572	8,587,933
Pexip Holding ASA (c)	181,308	310,107
PGS ASA (c)	247,382	217,837
Salmar ASA	41,162	2,102,034
Schibsted ASA Class A	53,186	1,204,087
Schibsted ASA Class B	53,019	1,112,114
Seadrill Ltd. (c)	60,337	2,744,434
SpareBank 1 SR-Bank ASA	140,099	1,615,486
Storebrand ASA	874,315	7,161,580
Telenor ASA	651,104	7,434,475
TGS ASA	88,627	1,221,023
TOMRA Systems ASA	167,949	1,927,945
		114,670,856
PORTUGAL — 0.2%
Banco Comercial Portugues SA Class R (c)	6,549,379	1,805,654
EDP - Energias de Portugal SA	2,908,071	12,118,630
Security Description	Shares	Value
Galp Energia SGPS SA	327,415	$ 4,866,975
Greenvolt-Energias Renovaveis SA (b)(c)	186,723	1,054,692
Jeronimo Martins SGPS SA	189,055	4,255,444
Mota-Engil SGPS SA	424,130	1,537,988
NOS SGPS SA	1,004,694	3,703,873
		29,343,256
SINGAPORE — 1.4%
AIMS APAC REIT	2,254,231	2,147,044
CapitaLand Ascendas REIT	1,867,734	3,763,110
CapitaLand Ascott Trust REIT (b)	2,746,788	1,931,948
Capitaland India Trust	1,492,600	1,148,238
CapitaLand Integrated Commercial Trust REIT	3,986,946	5,403,949
CapitaLand Investment Ltd.	4,175,046	9,482,484
CDL Hospitality Trusts REIT	56,794	43,275
City Developments Ltd.	504,600	2,443,700
ComfortDelGro Corp. Ltd.	1,536,500	1,463,440
COSCO SHIPPING International Singapore Co. Ltd. (b)(c)	7,350,100	678,520
DBS Group Holdings Ltd.	1,541,689	37,997,229
Digital Core REIT Management Pte. Ltd. (b)	3,568,400	1,891,252
ESR-LOGOS REIT (b)	5,969,522	1,224,607
Frasers Centrepoint Trust REIT	1,208,476	1,939,016
Genting Singapore Ltd.	10,334,964	6,398,304
Grab Holdings Ltd. Class A (c)	1,955,302	6,921,769
IGG, Inc. (b)(c)	668,000	275,495
Jardine Cycle & Carriage Ltd.	143,133	3,348,404
Keppel Corp. Ltd.	1,044,975	5,206,118
Keppel Infrastructure Trust (b)	4,828,769	1,645,086
Keppel REIT	681,709	427,036
Manulife U.S. Real Estate Investment Trust	2,128,700	121,336
Mapletree Logistics Trust REIT	1,890,483	2,326,919
Mapletree Pan Asia Commercial Trust REIT	1,536,400	1,609,680
Oversea-Chinese Banking Corp. Ltd.	3,117,430	29,258,025
Parkway Life Real Estate Investment Trust	543,600	1,469,620
SATS Ltd. (b)(c)	661,350	1,259,807
Sea Ltd. ADR (c)	258,866	11,377,161
Seatrium Ltd. (c)	46,576,567	4,572,687
Sembcorp Industries Ltd.	704,500	2,627,229
Singapore Airlines Ltd. (b)	1,012,189	4,790,637
Singapore Exchange Ltd.	703,500	5,025,368
Singapore Technologies Engineering Ltd.	517,200	1,481,612
Singapore Telecommunications Ltd.	4,730,500	8,387,288

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
STMicroelectronics NV (b)	585,981	$ 25,427,397
Suntec Real Estate Investment Trust (b)	1,718,000	1,460,092
United Overseas Bank Ltd.	1,015,908	21,212,820
UOL Group Ltd.	509,154	2,394,878
Venture Corp. Ltd.	194,900	1,766,366
		222,348,946
SOUTH AFRICA — 0.2%
Anglo American PLC	1,077,833	29,803,756
SOUTH KOREA — 4.7%
Advanced Process Systems Corp.	27,143	344,769
Alteogen, Inc. (c)	69,368	3,500,786
Amorepacific Corp.	22,557	2,039,391
AMOREPACIFIC Group	22,081	498,271
Anterogen Co. Ltd. (c)	4,182	43,574
Asiana Airlines, Inc. (c)	179,389	1,358,645
BGF retail Co. Ltd.	6,902	721,196
Bioneer Corp. (c)	24,776	644,462
BNC Korea Co. Ltd. (b)(c)	66,003	186,603
BNK Financial Group, Inc.	233,176	1,183,678
Bukwang Pharmaceutical Co. Ltd. (c)	34,870	160,473
Celltrion Healthcare Co. Ltd.	70,519	3,292,350
Celltrion Pharm, Inc. (c)	4,733	234,300
Celltrion, Inc.	91,314	9,419,675
Cheil Worldwide, Inc.	54,404	808,359
Chunbo Co. Ltd.	3,617	350,871
CJ CGV Co. Ltd. (c)	317,803	1,342,432
CJ CheilJedang Corp.	9,932	2,259,615
CJ Corp.	10,930	727,371
CJ ENM Co. Ltd. (c)	11,931	503,977
CJ Logistics Corp.	6,732	403,102
CMG Pharmaceutical Co. Ltd. (c)	141,849	244,930
Com2uSCorp	7,050	233,537
CosmoAM&T Co. Ltd. (c)	15,713	1,739,679
Coupang, Inc. (c)	823,918	14,006,606
Coway Co. Ltd.	41,484	1,269,667
CS Wind Corp.	17,361	701,182
Daehan Flour Mill Co. Ltd.	30,838	2,852,069
Daewoo Engineering & Construction Co. Ltd. (c)	153,344	477,851
DB HiTek Co. Ltd.	29,821	1,078,453
DB Insurance Co. Ltd.	49,286	3,265,280
Delivery Hero SE (c)(e)	123,234	3,544,979
Deutsch Motors, Inc.	94,970	389,198
Devsisters Co. Ltd. (c)	15,265	509,060
DGB Financial Group, Inc.	127,488	743,538
Digitech Systems Co. Ltd. (c)(d)	19,094	—
DIO Corp. (c)	19,514	365,869
DL E&C Co. Ltd.	21,854	504,485
DL Holdings Co. Ltd.	9,573	301,506
Dongjin Semichem Co. Ltd.	26,125	650,511
Dongkuk CM Co. Ltd. (c)	15,072	84,329
Security Description	Shares	Value
Dongkuk Steel Mill Co. Ltd. (c)	25,131	$ 207,283
Dongsuh Cos., Inc.	37,911	472,553
Dongwon F&B Co. Ltd.	85,682	1,971,562
Dongwon Industries Co. Ltd.	100,458	2,307,839
Doosan Bobcat, Inc.	37,297	1,409,624
Doosan Enerbility Co. Ltd. (c)	265,412	3,231,599
Doosan Fuel Cell Co. Ltd. (b)(c)	35,518	530,375
Douzone Bizon Co. Ltd.	14,870	319,572
Ecopro BM Co. Ltd.	31,380	5,883,459
Ecopro Co. Ltd. (b)	16,646	11,114,604
E-MART, Inc.	12,121	632,369
Eone Diagnomics Genome Center Co. Ltd. (c)	141,029	108,693
Eubiologics Co. Ltd. (c)	11,108	86,599
F&F Co. Ltd.	15,371	1,287,182
Fila Holdings Corp. (b)	37,265	996,937
GeneOne Life Science, Inc. (c)	71,680	187,779
Genexine, Inc. (c)	20,387	133,556
Gradiant Corp.	44,985	398,378
Gravity Co. Ltd. ADR (b)(c)	1,923	132,687
Green Cross Corp.	4,683	377,236
Green Cross Holdings Corp.	27,359	282,633
GS Engineering & Construction Corp.	63,575	661,003
GS Holdings Corp.	51,969	1,536,656
GS Retail Co. Ltd.	72,117	1,263,945
Hana Financial Group, Inc.	225,800	7,103,313
Hana Tour Service, Inc. (c)	66,024	2,277,618
Hancom, Inc. (c)	127,284	1,270,576
Hanjin Kal Corp. (b)	26,877	843,516
Hankook Shell Oil Co. Ltd.	5,566	946,641
Hankook Tire & Technology Co. Ltd.	59,891	1,757,584
Hanmi Pharm Co. Ltd.	5,297	1,173,709
Hanmi Science Co. Ltd.	29,578	722,243
Hanon Systems	194,815	1,359,980
Hansol Chemical Co. Ltd.	6,800	845,591
Hanssem Co. Ltd.	34,029	1,419,766
Hanwha Aerospace Co. Ltd.	47,623	3,691,541
Hanwha Corp.	40,310	715,447
Hanwha Galleria Corp. (c)	89,371	75,237
Hanwha Ocean Co. Ltd. (c)	1,210	27,753
Hanwha Solutions Corp. (c)	80,982	1,785,397
Harim Co. Ltd.	676,824	1,404,407
HD Hyundai Co. Ltd.	34,428	1,691,549
HD Hyundai Construction Equipment Co. Ltd.	1,651	89,316
HD Hyundai Electric Co. Ltd.	1,901	93,824
HD Hyundai Heavy Industries Co. Ltd. (c)	13,675	1,228,257
HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (c)	32,695	2,689,451
Helixmith Co. Ltd. (c)	8,912	29,059

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Hite Jinro Co. Ltd.	25,882	$ 362,317
HL Mando Co. Ltd.	25,138	782,419
HLB Global Co. Ltd. (c)	62,315	186,105
HLB, Inc. (c)	87,460	1,944,420
HMM Co. Ltd. (b)	276,242	3,328,661
Hotel Shilla Co. Ltd.	70,906	4,450,673
HS Industries Co. Ltd.	111,416	278,251
Hucentech Co. Ltd. (c)(d)	167,826	93,589
Hugel, Inc. (c)	5,377	498,092
Humasis Co. Ltd. (b)(c)	103,678	187,088
Huons Co. Ltd.	57,562	1,864,132
Huons Global Co. Ltd.	34,074	570,678
HYBE Co. Ltd. (c)	14,550	2,566,252
Hyosung Advanced Materials Corp. Class C	1,617	470,337
Hyosung TNC Corp.	1,670	435,631
Hyundai Bioland Co. Ltd.	200,181	1,461,229
Hyundai Elevator Co. Ltd.	66,185	2,148,290
Hyundai Engineering & Construction Co. Ltd.	52,761	1,417,360
Hyundai Glovis Co. Ltd.	16,291	2,226,219
Hyundai Marine & Fire Insurance Co. Ltd.	81,262	1,954,166
Hyundai Mipo Dockyard Co. Ltd. (b)(c)	17,179	1,056,660
Hyundai Mobis Co. Ltd.	50,963	9,083,001
Hyundai Motor Co.	113,122	16,020,168
Hyundai Motor Co. Preference Shares (a)	15,004	1,177,504
Hyundai Motor Co. Preference Shares (a)	15,035	1,171,023
Hyundai Rotem Co. Ltd. (c)	54,354	1,117,773
Hyundai Steel Co.	62,891	1,773,383
Hyundai Wia Corp.	12,155	573,791
Icure Pharm, Inc. (c)	951,010	1,490,578
Industrial Bank of Korea	83,583	694,357
Inscobee, Inc. (c)	41,170	37,008
Jeil Pharmaceutical Co. Ltd.	6,066	73,813
Jenax, Inc. (c)(d)	19,545	—
JYP Entertainment Corp.	20,749	1,726,777
Kakao Corp.	235,150	7,658,843
Kakao Games Corp. (c)	30,510	575,426
KakaoBank Corp.	244,873	4,237,279
Kakaopay Corp. (c)	13,290	401,339
Kangwon Land, Inc.	62,797	702,708
KB Financial Group, Inc.	360,693	14,781,624
KCC Corp.	1,797	328,265
KCC Glass Corp.	1,410	42,789
KG Eco Technology Service Co. Ltd.	26,651	244,113
Kia Corp.	212,712	12,831,449
KIWOOM Securities Co. Ltd.	65,291	4,567,564
KMW Co. Ltd. (b)(c)	27,805	264,780
Koh Young Technology, Inc.	371,095	3,404,592
Korea Aerospace Industries Ltd.	54,637	1,975,905
Security Description	Shares	Value
Korea Electric Power Corp. ADR (b)(c)	579,401	$ 3,731,342
Korea Investment Holdings Co. Ltd.	42,347	1,666,389
Korea Zinc Co. Ltd.	10,135	3,800,437
Korean Air Lines Co. Ltd.	186,115	2,999,853
Krafton, Inc. (c)	34,636	3,865,556
KT&G Corp.	82,104	5,250,908
Kumho Petrochemical Co. Ltd.	13,594	1,350,938
L&F Co. Ltd. (b)	18,607	2,391,028
LabGenomics Co. Ltd. (c)	181,640	625,254
LEENO Industrial, Inc.	6,569	748,712
LG Chem Ltd.	35,732	13,147,279
LG Chem Ltd. Preference Shares	15,075	3,485,549
LG Corp.	87,521	5,435,201
LG Display Co. Ltd. (c)	160,423	1,558,578
LG Display Co. Ltd. ADR (b)(c)	427,327	2,085,356
LG Electronics, Inc.	92,069	6,884,365
LG Energy Solution Ltd. (c)	26,199	9,251,388
LG H&H Co. Ltd.	7,110	2,352,612
LG H&H Co. Ltd. Preference Shares	1,604	207,305
LG Innotek Co. Ltd.	20,022	3,627,819
LG Uplus Corp.	169,963	1,304,889
Lotte Chemical Corp.	11,839	1,202,851
Lotte Corp.	57,946	1,092,875
Lotte Energy Materials Corp.	16,048	473,329
LOTTE Fine Chemical Co. Ltd.	12,077	523,569
Lotte Shopping Co. Ltd.	10,075	533,839
Lotte Wellfood Co. Ltd.	14,116	1,142,335
LS Corp.	20,700	1,558,559
LX Holdings Corp.	41,587	231,142
LX Semicon Co. Ltd.	8,523	523,608
ME2ON Co. Ltd. (c)	271,345	548,964
MedPacto, Inc. (c)	15,164	109,904
Medytox, Inc.	11,583	2,167,413
Meritz Financial Group, Inc.	143,609	5,874,623
Mirae Asset Securities Co. Ltd.	287,724	1,375,293
Modetour Network, Inc. (b)(c)	308,091	3,682,754
mPlus Corp. (c)	111,511	1,197,417
Naturecell Co. Ltd. (c)	16,235	93,122
NAVER Corp.	119,146	17,791,551
NCSoft Corp.	12,131	2,000,258
NeoPharm Co. Ltd.	4,679	88,420
Netmarble Corp. (c)(e)	46,821	1,460,771
Nexon Games Co. Ltd. (b)(c)	139,065	1,562,343
NH Investment & Securities Co. Ltd. Class C	107,907	817,259
NHN Corp. (c)	9,382	158,174
NongShim Co. Ltd.	3,185	1,116,426
OCI Holdings Co. Ltd. (b)	11,131	804,263
Orion Corp.	12,050	1,145,705

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Orion Holdings Corp.	1,346	$ 15,241
Oscotec, Inc. (c)	21,506	465,374
Ottogi Corp.	5,097	1,378,691
Pan Ocean Co. Ltd.	180,810	664,605
Pearl Abyss Corp. (c)	25,744	889,040
Pharmicell Co. Ltd. (c)	29,802	159,456
POSCO Future M Co. Ltd.	21,183	5,643,463
POSCO Holdings, Inc. ADR (b)	277,073	28,399,982
S-1 Corp.	27,190	1,140,473
Sajo Industries Co. Ltd.	101,787	2,979,536
Samsung Biologics Co. Ltd. (c)(e)	13,657	6,892,261
Samsung C&T Corp.	68,438	5,457,187
Samsung Electro-Mechanics Co. Ltd.	41,134	4,188,389
Samsung Electronics Co. Ltd. GDR	154,668	194,881,680
Samsung Electronics Co. Ltd. Preference Shares	515,549	20,822,158
Samsung Engineering Co. Ltd. (c)	93,899	2,104,969
Samsung Fire & Marine Insurance Co. Ltd.	24,906	4,808,072
Samsung Heavy Industries Co. Ltd. (c)	556,267	3,231,905
Samsung Life Insurance Co. Ltd.	60,958	3,175,743
Samsung SDI Co. Ltd.	44,217	16,777,163
Samsung SDS Co. Ltd.	27,285	2,733,757
Samsung Securities Co. Ltd.	72,701	1,979,963
SD Biosensor, Inc.	23,719	199,855
Seegene, Inc.	29,526	467,156
Seoulin Bioscience Co. Ltd.	838	5,688
Shin Poong Pharmaceutical Co. Ltd. (c)	18,697	213,379
Shinhan Financial Group Co. Ltd.	388,932	10,260,841
Shinsegae Food Co. Ltd.	38,701	1,091,280
Shinsegae, Inc.	7,100	1,000,230
SK Biopharmaceuticals Co. Ltd. (c)	14,996	957,948
SK Bioscience Co. Ltd. (b)(c)	14,901	747,590
SK Chemicals Co. Ltd.	8,207	383,772
SK Hynix, Inc.	426,904	36,287,156
SK IE Technology Co. Ltd. (c)(e)	15,896	871,724
SK Innovation Co. Ltd. (c)	54,778	6,040,438
SK, Inc.	29,816	3,230,398
SKC Co. Ltd.	14,987	842,977
SM Entertainment Co. Ltd.	14,748	1,402,229
S-Oil Corp.	30,261	1,776,101
Solus Advanced Materials Co. Ltd.	11,984	258,881
T&R Biofab Co. Ltd. (c)	26,304	231,383
Taihan Electric Wire Co. Ltd. (b)(c)	55,636	500,122
Security Description	Shares	Value
Wemade Co. Ltd. (b)	20,827	$ 569,524
WONIK IPS Co. Ltd.	25,145	596,295
Woori Financial Group, Inc.	508,161	4,616,907
Woosu AMS Co. Ltd. (c)	123,856	234,972
Youlchon Chemical Co. Ltd. (b)	96,963	1,994,015
Yuhan Corp.	41,108	2,309,164
Yungjin Pharmaceutical Co. Ltd. (c)	59,028	100,611
		758,028,217
SPAIN — 2.3%
Abertis Infraestructuras SA (c)	1,256	3,989
Acciona SA	20,420	2,609,495
Acerinox SA	215,058	2,086,576
ACS Actividades de Construccion y Servicios SA	230,420	8,311,621
Aedas Homes SA (e)	17,255	295,588
Aena SME SA (e)	54,818	8,276,299
Almirall SA	119,865	1,220,846
Amadeus IT Group SA	352,310	21,365,911
Amper SA (b)(c)	4,525,315	528,946
Applus Services SA	181,684	1,904,344
Atlantica Sustainable Infrastructure PLC	70,634	1,349,109
Atresmedia Corp. de Medios de Comunicacion SA	179,145	694,191
Audax Renovables SA (b)(c)	427,183	569,873
Banco Bilbao Vizcaya Argentaria SA (b)	4,637,409	37,854,997
Banco de Sabadell SA	3,660,956	4,265,579
Banco Santander SA	12,810,842	49,079,450
Bankinter SA (b)	645,860	4,132,913
Befesa SA (e)	47,635	1,458,539
CaixaBank SA	3,334,527	13,366,210
Cellnex Telecom SA (c)(e)	442,926	15,461,213
Cia de Distribucion Integral Logista Holdings SA	94,044	2,409,572
CIE Automotive SA	42,707	1,159,339
Construcciones y Auxiliar de Ferrocarriles SA	34,224	1,072,546
Distribuidora Internacional de Alimentacion SA (c)	13,316,286	187,512
EDP Renovaveis SA	224,316	3,684,728
eDreams ODIGEO SA (c)	218,006	1,488,749
Enagas SA	178,117	2,956,956
Ence Energia y Celulosa SA (b)	359,754	1,208,943
Endesa SA	240,744	4,912,961
Ercros SA (b)	80,285	255,855
Faes Farma SA	268,736	910,478
Fluidra SA (b)	80,391	1,648,658
Fomento de Construcciones y Contratas SA (b)	88,404	1,115,685
Gestamp Automocion SA (e)	132,570	554,416

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Global Dominion Access SA (e)	86,640	$ 307,296
Grenergy Renovables SA (b)(c)	39,570	866,383
Grifols SA (b)(c)	322,774	4,201,656
Grifols SA ADR (b)(c)	199,320	1,821,785
Grupo Ezentis SA (b)(c)	1,431,011	135,448
Iberdrola SA	4,473,043	50,176,166
Indra Sistemas SA	393,702	5,710,599
Industria de Diseno Textil SA	848,285	31,694,718
Inmobiliaria Colonial Socimi SA REIT	230,131	1,310,843
Laboratorios Farmaceuticos Rovi SA	31,650	1,720,710
Lar Espana Real Estate Socimi SA REIT	182,403	1,069,880
Let's GOWEX SA (b)(c)(d)	4,019	—
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	643,223	595,886
Mapfre SA	757,125	1,547,100
Melia Hotels International SA (b)(c)	83,973	511,656
Merlin Properties Socimi SA REIT	247,497	2,092,369
Metrovacesa SA (c)(e)	1,427	11,135
Naturgy Energy Group SA	139,151	3,795,121
Neinor Homes SA (c)(e)	68,577	684,674
Obrascon Huarte Lain SA (b)(c)	1,401,509	615,500
Oryzon Genomics SA (b)(c)	103,763	224,113
Pharma Mar SA	40,518	1,377,898
Prosegur Cash SA (e)	1,241,411	774,149
Prosegur Compania de Seguridad SA	208,612	337,045
Redeia Corp. SA	341,585	5,386,823
Repsol SA	972,382	16,029,463
Sacyr SA	530,074	1,561,303
Solaria Energia y Medio Ambiente SA (b)(c)	94,244	1,461,789
Soltec Power Holdings SA (b)(c)	104,229	342,093
Talgo SA (b)(e)	69,495	258,626
Tecnicas Reunidas SA (b)(c)	119,337	1,167,456
Telefonica SA (b)	4,516,088	18,494,487
Tubacex SA	603,949	1,943,870
Unicaja Banco SA (e)	2,855,097	3,080,268
Viscofan SA (b)	32,695	2,000,795
		361,711,190
SWEDEN — 2.7%
AAK AB	133,395	2,418,845
AddTech AB Class B	196,312	3,165,798
AFRY AB	111,886	1,322,340
Alfa Laval AB	405,878	14,039,594
Arise AB	39,238	127,492
Arjo AB Class B	58,159	226,550
Security Description	Shares	Value
Assa Abloy AB Class B	779,660	$ 17,094,219
Atlas Copco AB Class A	1,936,144	26,241,896
Atlas Copco AB Class B	1,233,022	14,549,937
Atrium Ljungberg AB Class B (b)	44,954	736,944
Beijer Alma AB	68,237	1,175,785
Beijer Ref AB (b)	214,179	2,276,990
BHG Group AB (b)(c)	158,639	191,286
BICO Group AB (b)(c)	85,197	235,730
Bilia AB Class A	237,122	2,324,469
Billerud Aktiebolag	167,042	1,558,302
Biotage AB	45,944	454,188
Boliden AB	209,613	6,066,973
BoneSupport Holding AB (c)(e)	81,109	950,385
Boozt AB (b)(c)(e)	51,195	425,989
Bravida Holding AB (e)	153,715	1,140,390
Brighter AB (c)(d)	1,979,850	—
Bure Equity AB	64,716	1,298,585
Camurus AB (c)	26,336	753,413
Cantargia AB (b)(c)	189,392	74,263
Castellum AB (b)	388,205	3,978,814
Catena AB	36,842	1,288,632
Cellavision AB	4,681	66,181
Cibus Nordic Real Estate AB (b)	65,741	655,340
Cint Group AB (c)	197,421	182,262
Ctek AB (b)(c)	58,583	104,611
Dometic Group AB (e)	227,205	1,448,447
Electrolux AB Class B (c)	380,169	3,955,938
Electrolux Professional AB Class B	257,059	1,335,669
Elekta AB Class B	204,744	1,402,501
Embracer Group AB (b)(c)	257,213	518,725
Enad Global 7 AB (c)	99,672	192,661
Epiroc AB Class A	502,709	9,624,590
Epiroc AB Class B	308,097	4,968,483
EQT AB (b)	388,263	7,751,537
Essity AB Class B	466,830	10,136,522
Evolution AB (e)	174,754	17,796,784
Fabege AB (b)	214,929	1,727,472
Fastighets AB Balder Class B (c)	547,258	2,483,369
G5 Entertainment AB	13,654	198,573
Genovis AB (c)	235,984	1,007,866
Getinge AB Class B	78,578	1,393,750
H & M Hennes & Mauritz AB Class B (b)	802,503	11,483,323
Hansa Biopharma AB (b)(c)	110,894	351,131
Hemnet Group AB	52,117	925,367
Hexagon AB Class B	1,429,584	12,287,564
Hexatronic Group AB (b)	234,452	960,320
Hexpol AB	245,573	2,195,966
HMS Networks AB	40,520	1,491,872
Holmen AB Class B	76,401	2,994,380
Hufvudstaden AB Class A	139,288	1,551,320
Husqvarna AB Class B (b)	323,688	2,494,950

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Industrivarden AB Class A	170,876	$ 4,542,349
Industrivarden AB Class C (b)	129,020	3,427,328
Indutrade AB	205,542	3,834,922
Instalco AB	267,663	800,708
Intervacc AB (c)	100	32
Intrum AB (b)	56,173	330,910
Investment AB Latour Class B	94,193	1,671,149
Investor AB Class B	1,231,471	23,781,099
INVISIO AB	25,747	468,765
JM AB (b)	63,398	865,404
Kinnevik AB Class B (c)	252,836	2,541,346
KNOW IT AB	301,318	3,516,791
L E Lundbergforetagen AB Class B	56,189	2,363,577
Lifco AB Class B	160,065	2,828,048
Lindab International AB	24,187	356,208
Loomis AB	56,083	1,520,779
Maha Energy AB (b)(c)	183,503	142,219
Medicover AB Class B	9,693	128,209
MIPS AB	29,033	990,909
Modern Times Group MTG AB Class B (c)	143,226	974,246
Mycronic AB	87,354	1,817,161
NCC AB Class B (b)	111,515	1,215,310
Net Insight AB Class B (c)	644,615	247,066
Nibe Industrier AB Class B	1,185,657	7,835,844
Nolato AB Class B	249,877	1,030,862
Nyfosa AB (b)	219,319	1,187,014
Orron Energy ab (b)(c)	179,033	120,463
Pandox AB	57,953	620,380
Peab AB Class B (b)	234,738	971,863
PowerCell Sweden AB (b)(c)	40,725	200,847
Rvrc Holding AB	24,526	87,095
Saab AB Class B	77,007	3,946,678
Sagax AB Class B	185,577	3,561,496
Samhallsbyggnadsbolaget i Norden AB (b)	641,326	236,006
Sandvik AB	1,024,202	19,005,460
Sectra AB Class B (c)	159,045	1,894,334
Securitas AB Class B	389,122	3,103,893
Sedana Medical AB (b)(c)	188,038	325,910
Skandinaviska Enskilda Banken AB Class A	1,367,095	16,440,323
Skanska AB Class B	314,269	5,206,865
SKF AB Class B	287,608	4,822,058
SSAB AB Class A	284,240	1,614,257
SSAB AB Class B	482,074	2,666,800
Stillfront Group AB (c)	389,605	573,602
Storskogen Group AB Class B	463,173	338,591
Svenska Cellulosa AB SCA Class B	388,295	5,359,330
Svenska Handelsbanken AB Class A	1,170,988	10,515,417
Swedbank AB Class A	683,820	12,670,327
SwedenCare AB (b)	148,363	557,990
Security Description	Shares	Value
Swedish Orphan Biovitrum AB (c)	197,460	$ 4,060,360
Tele2 AB Class B	673,480	5,187,387
Telefonaktiebolaget LM Ericsson Class B (b)	2,523,943	12,389,488
Telia Co. AB (b)	1,131,707	2,351,082
Tethys Oil AB (c)	242,401	1,225,370
Thule Group AB (b)(e)	70,093	1,851,004
Trelleborg AB Class B	191,138	4,788,918
Truecaller AB Class B (b)(c)	286,926	1,006,758
Viaplay Group AB (b)(c)	12,119	39,132
Vicore Pharma Holding AB (b)(c)	148,488	209,115
Vimian Group AB (b)(c)	80,569	176,798
Vitec Software Group AB Class B	13,848	654,530
Vitrolife AB	78,412	1,060,968
Volvo AB Class A	161,617	3,382,827
Volvo AB Class B	1,206,549	25,054,533
Volvo Car AB Class B	87,127	356,393
Wallenstam AB Class B (b)	321,941	1,085,168
Wihlborgs Fastigheter AB	202,247	1,423,187
Xbrane Biopharma AB (b)(c)	94,070	235,517
Xvivo Perfusion AB (c)	10,063	254,257
		437,856,315
SWITZERLAND — 4.9%
ABB Ltd.	1,280,370	45,907,451
Accelleron Industries AG	78,495	2,043,890
Adecco Group AG	235,324	9,713,417
Alcon, Inc.	404,659	31,380,093
ALSO Holding AG	4,986	1,256,311
Aryzta AG (c)	314,375	538,850
Ascom Holding AG	24,975	283,931
Bachem Holding AG	24,782	1,842,125
Baloise Holding AG	37,878	5,502,827
Barry Callebaut AG	2,035	3,243,365
Belimo Holding AG	3,679	1,752,632
BKW AG	15,164	2,677,073
Bucher Industries AG	5,090	1,950,759
Cembra Money Bank AG	20,722	1,411,216
Chocoladefabriken Lindt & Spruengli AG (a)	1,124	12,520,289
Chocoladefabriken Lindt & Spruengli AG (a)	80	8,780,061
Cie Financiere Richemont SA Class A	410,920	50,309,401
Clariant AG	224,917	3,565,038
Comet Holding AG	6,142	1,372,349
Daetwyler Holding AG Bearer Shares	5,348	1,026,573
DKSH Holding AG	23,912	1,621,928
DocMorris AG (b)(c)	6,526	362,397
dormakaba Holding AG (b)	2,000	986,008
DSM-Firmenich AG	152,192	12,911,610
Dufry AG (b)(c)	58,998	2,251,458
EMS-Chemie Holding AG	5,116	3,484,115

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Flughafen Zurich AG	15,238	$ 2,911,677
Forbo Holding AG	357	436,299
Galenica AG (e)	37,713	2,793,021
Geberit AG	30,582	15,344,488
Georg Fischer AG	51,760	2,922,392
Givaudan SA	7,164	23,446,673
Helvetia Holding AG	25,289	3,549,527
Idorsia Ltd. (b)(c)	76,569	216,784
Inficon Holding AG	1,572	1,921,181
Interroll Holding AG	220	603,629
IWG PLC (c)	535,595	925,014
Julius Baer Group Ltd.	229,364	14,757,723
Kuehne & Nagel International AG	56,783	16,200,659
Leonteq AG	35,754	1,496,915
Logitech International SA	132,439	9,161,281
Lonza Group AG	53,101	24,704,619
Medmix AG (e)	57,959	1,473,051
Meyer Burger Technology AG (b)(c)	379,953	154,091
Mobimo Holding AG	5,075	1,361,951
Novartis AG	1,565,507	160,640,733
OC Oerlikon Corp. AG	146,118	621,656
On Holding AG Class A (b)(c)	172,806	4,807,463
Partners Group Holding AG	15,236	17,229,604
PSP Swiss Property AG	30,612	3,620,702
Schindler Holding AG (a)	35,660	7,133,559
Schindler Holding AG (a)	17,429	3,368,438
Schweiter Technologies AG (b)	317	202,716
SFS Group AG	13,292	1,455,901
SGS SA	126,125	10,618,876
SIG Group AG	302,690	7,491,147
Sika AG	133,373	33,984,747
Sonova Holding AG	43,179	10,275,545
St Galler Kantonalbank AG Class A	1,960	1,070,201
Straumann Holding AG	76,770	9,835,422
Sulzer AG	59,585	5,709,035
Swatch Group AG	45,934	2,252,011
Swatch Group AG Bearer Shares	23,584	6,068,729
Swiss Life Holding AG	25,489	15,926,446
Swiss Prime Site AG	56,007	5,139,689
Swisscom AG	20,379	12,123,144
Tecan Group AG	4,783	1,616,641
Temenos AG	76,362	5,377,394
u-blox Holding AG	12,349	1,051,582
UBS Group AG	2,301,344	57,080,778
Valiant Holding AG	12,016	1,246,522
VAT Group AG (e)	20,159	7,250,012
Vontobel Holding AG	20,799	1,241,392
Wizz Air Holdings PLC (c)(e)	65,957	1,545,673
Zurich Insurance Group AG	121,812	55,939,245
		785,001,145
Security Description	Shares	Value
TURKEY — 0.0% (f)
Eldorado Gold Corp. (b)(c)	81,515	$ 730,741
UNITED KINGDOM — 9.6%
3i Group PLC	754,982	19,102,550
Abcam PLC ADR (c)	235,800	5,336,155
abrdn PLC (b)	2,886,088	5,486,471
Admiral Group PLC	191,792	5,564,359
AO World PLC (c)	244,975	255,350
Ashtead Group PLC	344,241	21,016,565
Associated British Foods PLC	280,651	7,083,903
Aston Martin Lagonda Global Holdings PLC (c)(e)	794,186	2,770,384
AstraZeneca PLC	1,165,512	157,933,197
Auto Trader Group PLC (e)	584,881	4,408,900
Aviva PLC	1,826,038	8,687,746
Avon Rubber PLC	212,087	1,599,772
B&M European Value Retail SA	608,410	4,354,575
Babcock International Group PLC (c)	406,084	2,048,999
BAE Systems PLC	2,455,022	29,898,840
Balfour Beatty PLC	477,338	1,870,193
Barclays PLC	11,041,835	21,420,515
Barratt Developments PLC	1,263,478	6,802,369
Beazley PLC	414,336	2,799,147
Bellway PLC	78,600	2,191,160
Berkeley Group Holdings PLC	77,229	3,871,333
Big Yellow Group PLC REIT	219,165	2,510,504
Bodycote PLC	164,467	1,309,829
BP PLC	13,673,385	88,685,587
British American Tobacco PLC	1,731,303	54,455,651
British Land Co. PLC REIT	1,356,467	5,246,708
Britvic PLC	168,882	1,797,444
BT Group PLC (b)	7,404,816	10,547,283
Bunzl PLC	260,691	9,310,131
Burberry Group PLC	430,567	10,029,710
Capita PLC (c)	1,819,955	378,073
Capricorn Energy PLC	136,461	289,477
Cazoo Group Ltd. (c)	32	17
Centrica PLC	5,361,508	10,107,188
CK Hutchison Holdings Ltd.	1,595,500	8,535,844
Clarkson PLC	77,087	2,573,321
Close Brothers Group PLC	117,341	1,268,934
Coca-Cola Europacific Partners PLC	181,012	11,309,630
Compass Group PLC	1,312,248	32,033,277
ConvaTec Group PLC (e)	1,222,762	3,250,538
Croda International PLC	101,898	6,112,863
Currys PLC	796,772	470,690
Darktrace PLC (b)(c)	307,531	1,514,190
DCC PLC	66,389	3,734,722
Dechra Pharmaceuticals PLC	98,810	4,568,423
Derwent London PLC REIT	88,587	2,083,566

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
DEV Clever Holdings PLC (b)(c)(d)	3,498,648	$ 960,812
Diageo PLC	1,692,537	62,677,145
Diploma PLC	93,709	3,435,870
Direct Line Insurance Group PLC (c)	1,123,627	2,361,624
Dowlais Group PLC	1,085,543	1,423,006
Drax Group PLC	301,346	1,613,940
DS Smith PLC	537,653	1,884,043
easyJet PLC (c)	326,609	1,703,399
Endava PLC ADR (b)(c)	43,074	2,470,294
EnQuest PLC (c)	10,477,440	1,945,091
Entain PLC	429,510	4,890,095
Farfetch Ltd. Class A (b)(c)	211,618	442,282
Firstgroup PLC	775,484	1,428,294
Frasers Group PLC (c)	122,179	1,201,206
Future PLC	87,554	950,021
Games Workshop Group PLC	25,086	3,236,397
Genuit Group PLC	164,473	661,463
Genus PLC	49,541	1,267,394
Global Ship Lease, Inc. Class A (b)	241,000	4,419,940
Grafton Group PLC CDI	170,695	1,883,409
Great Portland Estates PLC REIT	221,239	1,128,199
Gym Group PLC (b)(c)(e)	738,399	1,000,390
Halma PLC	297,414	7,036,921
Hammerson PLC REIT (b)	3,176,496	976,246
Hargreaves Lansdown PLC	153,847	1,451,899
Hays PLC	1,085,316	1,446,553
Hiscox Ltd.	230,009	2,821,411
Howden Joinery Group PLC	465,967	4,188,171
HSBC Holdings PLC	15,171,875	119,422,756
IG Group Holdings PLC	283,293	2,225,050
IMI PLC	181,011	3,464,228
Immunocore Holdings PLC ADR (b)(c)	42,366	2,198,795
Impact Healthcare Reit PLC	285,425	289,152
Imperial Brands PLC	749,791	15,255,670
Inchcape PLC	325,340	3,011,955
Indivior PLC (c)	126,518	2,747,158
Informa PLC	933,137	8,546,606
IntegraFin Holdings PLC	164,467	476,156
InterContinental Hotels Group PLC	154,726	11,470,796
Intermediate Capital Group PLC	231,597	3,909,404
International Consolidated Airlines Group SA (b)(c)	530,724	958,707
International Distributions Services PLC (c)	355,555	1,131,800
Intertek Group PLC	131,439	6,596,792
Investec PLC	442,562	2,601,994
ITV PLC	2,849,994	2,456,558
J Sainsbury PLC	1,918,383	5,919,266
JD Sports Fashion PLC	1,618,114	2,956,558
Security Description	Shares	Value
John Wood Group PLC (c)	814,046	$ 1,543,035
Johnson Matthey PLC	155,040	3,080,730
Jupiter Fund Management PLC	653,267	766,248
Just Eat Takeaway.com NV (b)(c)(e)	46,241	580,762
Keller Group PLC	78,449	719,089
Kingfisher PLC	3,047,799	8,306,738
Lancashire Holdings Ltd.	155,086	1,116,812
Land Securities Group PLC REIT	960,416	6,913,845
Legal & General Group PLC	4,598,222	12,487,497
Lloyds Banking Group PLC	54,538,924	29,535,984
London Stock Exchange Group PLC	286,357	28,778,895
LondonMetric Property PLC REIT	552,639	1,160,180
M&G PLC	1,985,442	4,781,231
Man Group PLC	2,144,861	5,851,027
Marks & Spencer Group PLC (c)	2,349,042	6,783,612
Marshalls PLC	240,355	741,627
Melrose Industries PLC	1,085,543	6,216,708
Mobico Group PLC	493,888	535,300
Moneysupermarket.com Group PLC	648,112	1,919,094
National Grid PLC	3,013,621	36,047,086
NatWest Group PLC	3,239,511	9,319,540
NewRiver REIT PLC	899,895	877,595
Next PLC	165,840	14,768,268
Ninety One PLC (b)	282,330	589,607
Nomad Foods Ltd. (c)	114,363	1,740,605
Ocado Group PLC (b)(c)	362,977	2,659,961
Oxford Nanopore Technologies PLC (c)	842,975	2,115,404
Pearson PLC	927,844	9,834,454
Pennon Group PLC	215,810	1,543,564
Persimmon PLC	98,246	1,292,075
Petrofac Ltd. (b)(c)	232,106	215,447
Phoenix Group Holdings PLC	436,733	2,570,388
Playtech PLC (c)	380,188	2,097,453
Quilter PLC (e)	1,569,957	1,643,150
Reckitt Benckiser Group PLC	557,956	39,457,894
Redrow PLC	159,842	965,331
RELX PLC (a)	979,412	33,172,932
RELX PLC (a)	465,894	15,809,153
Rentokil Initial PLC	1,438,478	10,713,488
Restaurant Group PLC (c)	2,447,747	1,523,674
Rightmove PLC	793,095	5,442,163
Rolls-Royce Holdings PLC (c)	7,190,220	19,386,229
Rotork PLC	851,296	3,248,067
RS Group PLC	431,181	3,870,247
S4 Capital PLC (b)(c)	138,627	114,380
Sage Group PLC	872,570	10,532,999
Schroders PLC	522,927	2,598,988
Segro PLC REIT	787,562	6,915,294

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Serco Group PLC	1,408,338	$ 2,561,230
Severn Trent PLC	186,022	5,369,711
Shaftesbury Capital PLC REIT	1,398,632	1,959,751
Smith & Nephew PLC	744,100	9,290,999
Smiths Group PLC	443,629	8,769,126
Spectris PLC	96,250	3,987,200
Spirax-Sarco Engineering PLC	56,161	6,529,815
Spirent Communications PLC	625,713	1,053,925
SSE PLC	1,039,587	20,428,768
SSP Group PLC (c)	507,297	1,254,461
St. James's Place PLC	406,718	4,131,203
Standard Chartered PLC	2,262,470	20,931,844
Subsea 7 SA	196,216	2,718,038
Supermarket Income Reit PLC	1,939,865	1,801,821
Tate & Lyle PLC	607,069	5,079,266
Taylor Wimpey PLC	1,916,386	2,743,699
Telecom Plus PLC	48,049	873,828
Tesco PLC	5,430,799	17,512,655
THG PLC (b)(c)	578,373	493,024
TP ICAP Group PLC	636,604	1,321,689
Trainline PLC (c)(e)	219,723	748,766
Travis Perkins PLC	111,021	1,144,218
Tritax Big Box REIT PLC	1,691,137	2,885,635
Trustpilot Group PLC (b)(c)(e)	426,696	534,865
Unilever PLC (a)	1,964,112	97,378,173
Unilever PLC (a)	26,730	1,326,864
UNITE Group PLC REIT	209,904	2,299,379
United Utilities Group PLC	552,382	6,392,856
Vanquis Banking Group PLC	86,541	133,091
Victrex PLC	73,435	1,259,316
Virgin Money U.K. PLC CDI	579,279	1,181,418
Vistry Group PLC	262,278	2,919,525
Vodafone Group PLC	21,704,551	20,350,757
Weir Group PLC	90,458	2,099,417
WH Smith PLC	83,599	1,371,374
Whitbread PLC	215,093	9,094,098
Wickes Group PLC	124,294	208,294
Wise PLC Class A (c)	359,475	3,008,119
Workspace Group PLC REIT	184,012	1,101,867
WPP PLC	1,044,121	9,341,363
		1,549,646,297
UNITED STATES — 5.9%
Access Bio, Inc. KDR	37,323	334,397
Accustem Sciences, Inc. (c)	11	10
Adaptimmune Therapeutics PLC ADR (b)(c)	220,765	172,197
Argonaut Gold, Inc. (c)	273,265	113,187
Bausch Health Cos., Inc. (b)(c)	262,865	2,177,580
Brookfield Renewable Corp. Class A (b)	147,306	3,542,099
Carnival PLC (c)	249,919	3,043,065
Security Description	Shares	Value
Constellium SE (c)	63,291	$ 1,151,896
CRH PLC	638,981	35,423,423
CSL Ltd.	371,019	60,055,469
CyberArk Software Ltd. (c)	47,635	7,801,184
Energy Fuels, Inc. (b)(c)	22,333	184,346
Experian PLC	869,063	28,544,367
Fiverr International Ltd. (b)(c)	17,011	416,259
Flex Ltd. (c)	341,004	9,200,288
Globant SA (c)	31,045	6,142,253
GSK PLC	3,054,293	55,620,511
Haleon PLC	3,817,803	15,882,990
Hecla Mining Co. (b)	16,668	65,172
Holcim AG	477,570	30,686,013
ICON PLC (c)	47,913	11,798,576
Inmode Ltd. (b)(c)	25,070	763,632
International Game Technology PLC	81,620	2,474,718
James Hardie Industries PLC CDI (c)	327,843	8,630,749
Monday.com Ltd. (c)	26,854	4,275,694
Nestle SA	2,046,115	232,033,199
Nordic American Tankers Ltd. (b)	307,507	1,266,929
PolyPeptide Group AG (b)(c)(e)	14,060	256,978
QIAGEN NV (c)	181,113	7,338,402
REC Silicon ASA (c)	581,478	874,333
RHI Magnesita NV	25,706	872,865
Roche Holding AG	525,105	143,760,983
Roche Holding AG Bearer Shares (b)	20,150	5,933,986
Sanofi	883,156	94,888,006
Schneider Electric SE (a)	441,972	73,456,887
Schneider Electric SE (a)	2,000	335,800
Signify NV (e)	114,170	3,083,585
Sinch AB (c)(e)	481,670	851,597
Spotify Technology SA (c)	90,108	13,934,301
Stellantis NV (a)	819,196	15,787,028
Stellantis NV (a)	837,173	16,140,560
Stratasys Ltd. (c)	35,289	480,283
Swiss Re AG	206,421	21,282,935
Tenaris SA	292,967	4,648,030
UroGen Pharma Ltd. (c)	107,936	1,512,183
Waste Connections, Inc. (b)	201,359	27,161,125
Zymeworks, Inc. (c)	27,648	175,288
		954,575,358
ZAMBIA — 0.1%
First Quantum Minerals Ltd.	450,226	10,686,207
TOTAL COMMON STOCKS (Cost $15,628,627,037)		15,930,197,672

See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
PREFERRED STOCKS — 0.0% (f)
GERMANY — 0.0% (f)
Dr Ing hc F Porsche AG (e) (Cost $4,483,287)	40,641	$ 3,829,551
RIGHTS — 0.0% (f)
CANADA — 0.0% (f)
Pan American Silver Corp. (expiring 02/22/29) (c)	32,412	17,340
ITALY — 0.0% (f)
Brembo SpA (expiring 10/03/23) (c)(d)	342,194	—
SOUTH KOREA — 0.0% (f)
CosmoAM&T Co. Ltd. (expiring 11/07/23) (c)	819	16,145
Eone Diagnomics Genome Center Co. Ltd. (expiring 10/20/23) (c)	116,199	9,558
Hanwha Ocean Co. Ltd. (expiring 11/09/23) (c)	399	2,691
Kangstem Biotech Co. Ltd. (expiring 10/31/23) (c)	15,690	3,209
		31,603
TOTAL RIGHTS (Cost $14,245)		48,943
WARRANTS — 0.0% (f)
AUSTRALIA — 0.0% (f)
PointsBet Holdings Ltd. (expiring 07/08/24) (c)	23,421	—
CANADA — 0.0% (f)
Constellation Software, Inc. (expiring 03/31/40) (c)(d)	15,020	—
FRANCE — 0.0% (f)
Technicolor SA (expiring 09/22/24) (b)(c)	7,094	39
TOTAL WARRANTS (Cost $0)		39
SHORT-TERM INVESTMENTS — 3.1%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (g)(h)	33,188,296	33,194,933
Security Description	Shares	Value
State Street Navigator Securities Lending Portfolio II (i)(j)	471,383,254	$ 471,383,254
TOTAL SHORT-TERM INVESTMENTS (Cost $504,578,827)		504,578,187
TOTAL INVESTMENTS — 101.9% (Cost $16,137,703,396)		16,438,654,392
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.9)%		(310,222,244)
NET ASSETS — 100.0%		$16,128,432,148
(a)	Reflects separate holdings of the issuer's common stock traded on different securities exchanges.
(b)	All or a portion of the shares of the security are on loan at September 30, 2023.
(c)	Non-income producing security.
(d)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2023, total aggregate fair value of the security is $1,083,762, representing 0.01% of the Fund's net assets.
(e)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 1.3% of net assets as of September 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f)	Amount is less than 0.05% of net assets.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at September 30, 2023.
(i)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(j)	Investment of cash collateral for securities loaned.
ADR	American Depositary Receipt
CDI	CREST Depository Interest
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

At September 30, 2023, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
MSCI EAFE Index (long)	1,420	12/15/2023	$148,429,591	$144,946,500	$(3,483,091)

During the year ended September 30, 2023, average notional value related to futures contracts was $86,689,546.
See accompanying notes to financial statements.

SPDR PORTFOLIO DEVELOPED WORLD EX-US ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$15,923,067,328	$6,046,582	$1,083,762	$15,930,197,672
Preferred Stocks	3,829,551	—	—	3,829,551
Rights	17,340	31,603	0(a)	48,943
Warrants	39	—	0(a)	39
Short-Term Investments	504,578,187	—	—	504,578,187
TOTAL INVESTMENTS	$16,431,492,445	$6,078,185	$1,083,762	$16,438,654,392
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts - Unrealized Depreciation	$ (3,483,091)	$ —	$ —	$ (3,483,091)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (3,483,091)	$ —	$ —	$ (3,483,091)
(a)	The Fund held a Level 3 security that was valued at $0 at September 30, 2023.
Sector Breakdown as of September 30, 2023

% of Net Assets
Financials	18.7
Industrials	16.4
Consumer Discretionary	11.6
Health Care	10.7
Information Technology	9.3
Consumer Staples	8.5
Materials	8.1
Energy	5.6
Communication Services	4.1
Utilities	3.1
Real Estate	2.7
Short-Term Investments	3.1
Liabilities in Excess of Other Assets	(1.9)
TOTAL	100.0
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	5,175,127	$ 5,176,162	$ 882,414,134	$ 854,393,264	$(1,459)	$(640)	33,188,296	$ 33,194,933	$1,659,503
State Street Navigator Securities Lending Portfolio II	327,294,380	327,294,380	3,156,702,105	3,012,613,231	—	—	471,383,254	471,383,254	5,578,713
Total		$332,470,542	$ 4,039,116,239	$3,867,006,495	$(1,459)	$(640)		$504,578,187	$7,238,216
See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 98.6%
BRAZIL — 5.9%
3R Petroleum Oleo E Gas SA (a)	166,700	$ 1,051,783
Afya Ltd. Class A (a)(b)	16,988	268,410
Aliansce Sonae Shopping Centers sa	666,518	3,008,200
Ambev SA ADR	4,841,094	12,490,022
Anima Holding SA (a)	127,865	78,428
Arco Platform Ltd. Class A (a)	15,184	209,235
Armac Locacao Logistica E Servicos SA	38,300	98,252
Auren Energia SA	116,553	319,722
Azul SA Preference Shares (a)	158,766	459,309
B3 SA - Brasil Bolsa Balcao	6,672,301	16,383,477
Banco Bradesco SA	973,629	2,462,667
Banco Bradesco SA ADR (b)	6,157,475	17,548,804
Banco BTG Pactual SA	917,431	5,694,993
Banco do Brasil SA	1,477,562	13,927,790
Banco Pan SA Preference Shares (c)	626,698	1,011,692
Banco Santander Brasil SA	63,434	330,148
BB Seguridade Participacoes SA	877,124	5,469,320
Bradespar SA Preference Shares (c)	638,561	2,898,607
Braskem SA Class A, ADR (a)(b)	203,908	1,674,085
BRF SA ADR (a)(b)	899,370	1,843,708
CCR SA	880,687	2,268,052
Centrais Eletricas Brasileiras SA ADR (b)	1,168,852	8,544,308
CI&T, Inc. Class A (a)(b)	30,097	195,630
Cia Brasileira de Aluminio	928	847
Cia Brasileira de Distribuicao ADR (a)(b)	391,598	261,000
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	534,814	6,521,158
Cia Energetica de Minas Gerais ADR	3,440,011	8,324,827
Cia Siderurgica Nacional SA ADR (b)	1,051,858	2,513,941
Cielo SA	1,841,886	1,291,661
Cogna Educacao SA (a)	2,185,733	1,161,602
Cosan SA	1,361,679	4,662,986
Cosan SA ADR (b)	53,625	728,764
CVC Brasil Operadora e Agencia de Viagens SA (a)	167,631	86,073
Cyrela Brazil Realty SA Empreendimentos e Participacoes	764,231	3,094,974
Security Description	Shares	Value
Desktop - Sigmanet Comunicacao Multimidia SA (d)	44,427	$ 139,090
Dexco SA	840,175	1,292,525
Diagnosticos da America SA	113,200	279,766
Embraer SA (a)	1,184,212	4,074,189
Eneva SA (a)	1,558,236	3,754,560
Engie Brasil Energia SA	138,105	1,143,149
Equatorial Energia SA	541,256	3,466,928
Gerdau SA ADR (b)	1,640,771	7,826,478
Grupo Casas Bahia SA (a)	1,567,229	197,266
Grupo De Moda Soma SA	184,463	245,081
Hapvida Participacoes e Investimentos SA (a)(d)	4,324,536	4,060,841
Hypera SA	232,144	1,722,574
Infracommerce CXAAS SA (a)	218,252	61,919
Inter & Co., Inc. BDR (a)	117,359	470,355
IRB-Brasil Resseguros SA (a)	32,875	288,999
Itau Unibanco Holding SA Preference Shares ADR (b)	5,532,946	29,711,920
Itausa SA (e)	635,732	1,162,181
Itausa SA (a)(e)	111,275	201,198
Itausa SA (a)(e)	8,689	15,884
Itausa SA Preference Shares (c)	8,086,319	14,621,031
Kepler Weber SA	81,518	188,600
Klabin SA	514,296	2,446,533
Localiza Rent a Car SA	658,332	7,702,374
Locaweb Servicos de Internet SA (d)	171,883	219,438
Lojas Renner SA	1,553,574	4,159,253
Magazine Luiza SA (a)	2,875,272	1,217,849
Marcopolo SA Preference Shares (c)	622,517	723,857
Marfrig Global Foods SA (e)	300,234	427,689
Marfrig Global Foods SA (a)(e)	138,910	194,272
Meliuz SA (a)(d)	147,843	189,633
Metalurgica Gerdau SA Preference Shares (c)	2,087,113	4,649,427
Mills Estruturas e Servicos de Engenharia SA	38,971	94,368
Minerva SA	50,351	81,383
MMX Mineracao e Metalicos SA (a)(f)	20,968	—
MRV Engenharia e Participacoes SA (a)	172,174	367,038
Natura & Co. Holding SA (a)	1,002,724	2,916,899
Nexa Resources SA	27,393	165,728
Nexpe Participacoes SA (a)	140	159
NU Holdings Ltd. Class A (a)	2,247,170	16,291,982
Odontoprev SA	29,241	63,621

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Oi SA ADR (a)	850,648	$ 1,446
Pagseguro Digital Ltd. Class A (a)(b)	194,919	1,678,253
PDG Realty SA Empreendimentos e Participacoes (a)	734	601
Pet Center Comercio e Participacoes SA	162,697	153,426
Petroleo Brasileiro SA ADR (e)	1,769,305	26,521,882
Petroleo Brasileiro SA Preference Shares ADR (e)	2,354,156	32,275,479
Petroreconcavo SA	22,900	95,806
Positivo Tecnologia SA	50,007	71,935
PRIO SA (a)	616,497	5,793,978
Qualicorp Consultoria e Corretora de Seguros SA	117,848	72,519
Raia Drogasil SA	1,075,499	5,934,884
Rede D'Or Sao Luiz SA (d)	851,263	4,321,624
RNI Negocios Imobiliarios SA	62,497	59,935
Rossi Residencial SA (a)	113,416	87,919
Rumo SA	982,636	4,480,091
Sendas Distribuidora SA	695,500	1,689,699
Sitios Latinoamerica SAB de CV (a)(b)	947,268	378,286
StoneCo Ltd. Class A (a)	235,300	2,510,651
Suzano SA	334,462	3,627,147
Suzano SA ADR	317,516	3,413,297
T4F Entretenimento SA (a)	146,386	76,334
Telefonica Brasil SA	720,473	6,215,541
TIM SA ADR (b)	376,333	5,607,362
TOTVS SA	347,298	1,873,461
Ultrapar Participacoes SA	949,131	3,555,543
Usinas Siderurgicas de Minas Gerais SA Usiminas ADR (b)	1,332,704	1,692,534
Vale SA	171,738	2,318,799
Vale SA ADR	3,499,087	46,887,766
Vasta Platform Ltd. (a)(b)	12,335	50,820
Vibra Energia SA	838,245	3,168,624
VTEX Class A (a)(b)	127,954	641,050
WEG SA	1,723,754	12,491,121
XP, Inc. BDR	46,317	1,072,050
XP, Inc. Class A	269,130	6,203,446
YDUQS Participacoes SA	417,924	1,659,104
Zenvia, Inc. Class A (a)	333	350
		430,403,275
CHILE — 0.5%
AntarChile SA	298,969	2,443,022
Banco de Chile	17,508,387	1,773,475
Banco Santander Chile	6,932,962	319,350
CAP SA	9,848	63,529
Cencosud SA	125,112	235,981
Security Description	Shares	Value
Cia Sud Americana de Vapores SA	3,035,063	$ 181,081
Empresas Copec SA	725,754	5,118,095
Empresas Iansa SA	3,123,176	51,042
Enel Americas SA (a)	38,051,771	4,344,636
Enel Chile SA ADR	1,636,031	4,842,652
Enjoy SA (a)	7,973,135	6,328
Falabella SA	1,867,372	4,150,923
Latam Airlines Group SA (a)	124,295,197	1,121,419
Multiexport Foods SA	2,678,766	605,590
Parque Arauco SA	3,230,824	4,620,836
Sociedad Quimica y Minera de Chile SA Class B, Preference Shares (c)	158,372	9,369,538
		39,247,497
CHINA — 30.8%
111, Inc. ADR (a)	50,804	132,090
17 Education & Technology Group, Inc. ADR (a)(b)	89,826	69,974
360 Security Technology, Inc. Class A (a)	171,800	231,794
37 Interactive Entertainment Network Technology Group Co. Ltd. Class A	441,830	1,315,954
3peak, Inc. Class A	16,909	422,391
3SBio, Inc. (d)	1,054,500	881,908
9F, Inc. ADR, ADR (a)	37	104
AAC Technologies Holdings, Inc. (b)	1,092,632	1,869,452
Accelink Technologies Co. Ltd. Class A	40,800	180,655
ACM Research Shanghai, Inc. Class A	22,122	357,620
Acrobiosystems Co. Ltd. Class A	32,850	316,473
Addsino Co. Ltd. Class A	425,700	501,906
Advanced Fiber Resources Zhuhai Ltd. Class A	38,700	259,160
Advanced Micro-Fabrication Equipment, Inc. China Class A	65,293	1,349,190
Advanced Technology & Materials Co. Ltd. Class A	210,800	272,840
AECC Aero Science & Technology Co. Ltd. Class A (a)	149,600	410,254
AECC Aviation Power Co. Ltd. Class A	202,700	1,033,566
Agile Group Holdings Ltd. (a)	3,569,626	423,878
Agora, Inc. ADR (a)(b)	62,813	158,917
Agricultural Bank of China Ltd. Class A	10,057,000	4,969,317
Agricultural Bank of China Ltd. Class H	31,478,216	11,736,230

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Aier Eye Hospital Group Co. Ltd. Class A	596,617	$ 1,471,531
AIM Vaccine Co. Ltd. (a)	42,000	154,714
AIMA Technology Group Co. Ltd. Class A	41,000	166,572
Air China Ltd. Class H (a)	3,659,443	2,471,760
Airtac International Group	82,669	2,507,178
AK Medical Holdings Ltd. (b)(d)	334,000	281,893
Akeso, Inc. (a)(d)	367,000	1,686,958
Alibaba Group Holding Ltd. (a)	14,529,600	158,804,594
Alibaba Health Information Technology Ltd. (a)(b)	3,600,000	2,243,148
All Winner Technology Co. Ltd. Class A	61,940	201,911
Allied Machinery Co. Ltd. Class A	31,200	103,204
Alpha Group Class A (a)	643,100	712,324
Alphamab Oncology (a)(b)(d)	228,000	250,362
Aluminum Corp. of China Ltd. Class H	8,061,495	4,508,430
Amlogic Shanghai Co. Ltd. Class A (a)	38,234	330,872
An Hui Wenergy Co. Ltd. Class A	399,200	332,587
Andon Health Co. Ltd. Class A	27,500	140,864
ANE Cayman, Inc. (a)	330,000	272,196
Angang Steel Co. Ltd. Class H (b)	4,501,231	1,126,479
Angelalign Technology, Inc. (b)(d)	19,000	118,024
Anhui Anfu Battery Technology Co. Ltd. Class A (a)	15,700	98,349
Anhui Conch Cement Co. Ltd. Class A	185,500	662,741
Anhui Conch Cement Co. Ltd. Class H	1,794,010	4,776,025
Anhui Construction Engineering Group Co. Ltd. Class A	641,200	432,116
Anhui Estone Materials Technology Co. Ltd. Class A	27,548	98,195
Anhui Genuine New Materials Co. Ltd. Class A (a)	341,860	398,365
Anhui Guangxin Agrochemical Co. Ltd. Class A	712,164	1,960,815
Anhui Gujing Distillery Co. Ltd. Class A	7,700	287,254
Anhui Gujing Distillery Co. Ltd. Class B	192,900	3,226,556
Security Description	Shares	Value
Anhui Guofeng New Materials Co. Ltd. Class A	449,600	$ 331,380
Anhui Honglu Steel Construction Group Co. Ltd. Class A	133,240	518,092
Anhui Huaheng Biotechnology Co. Ltd. Class A	18,816	263,707
Anhui Jiangnan Chemical Industry Co. Ltd. Class A	706,800	495,728
Anhui Jinhe Industrial Co. Ltd. Class A	185,100	582,300
Anhui Kouzi Distillery Co. Ltd. Class A	16,300	115,777
Anhui Ronds Science & Technology, Inc. Co. Class A	35,927	258,983
Anhui Transport Consulting & Design Institute Co. Ltd. Class A	1,055,140	1,398,985
Anhui Xinbo Aluminum Co. Ltd. Class A	82,300	397,507
Anhui Yingjia Distillery Co. Ltd. Class A	11,900	120,131
Anji Microelectronics Technology Shanghai Co. Ltd. Class A	25,502	581,883
Anjoy Foods Group Co. Ltd. Class A	14,500	246,783
Anker Innovations Technology Co. Ltd. Class A	5,900	75,927
ANTA Sports Products Ltd.	1,282,106	14,430,517
Aoshikang Technology Co. Ltd. Class A (a)	60,300	266,667
Aotecar New Energy Technology Co. Ltd. Class A (a)	272,593	94,285
Apeloa Pharmaceutical Co. Ltd. Class A	372,100	918,791
APT Medical, Inc. Class A	4,685	246,180
Archermind Technology Nanjing Co. Ltd. Class A (a)	10,500	68,326
Arcsoft Corp. Ltd. Class A	65,937	367,435
Ascentage Pharma Group International (a)(b)(d)	114,700	306,087
Asia - Potash International Investment Guangzhou Co. Ltd. Class A (a)	51,100	197,015
Assure Tech Hangzhou Co. Ltd. Class A	40,226	229,129
Asymchem Laboratories Tianjin Co. Ltd. Class A	25,760	536,361
ATRenew, Inc. ADR (a)	149,747	341,423
Autel Intelligent Technology Corp. Ltd. Class A (a)	70,579	287,034
Autohome, Inc. ADR	58,875	1,786,856

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Avary Holding Shenzhen Co. Ltd. Class A	180,600	$ 504,686
AVIC Chengdu UAS Co. Ltd. Class A	53,618	344,415
AVIC Industry-Finance Holdings Co. Ltd. Class A	364,000	174,862
AviChina Industry & Technology Co. Ltd. Class H	4,205,000	1,997,306
Bafang Electric Suzhou Co. Ltd. Class A	26,119	205,453
Baidu, Inc. Class A (a)	2,197,059	37,422,534
BAIOO Family Interactive Ltd. (d)	738,000	24,971
Bank of China Ltd. Class A	3,287,500	1,701,112
Bank of China Ltd. Class H	80,979,074	28,330,811
Bank of Communications Co. Ltd. Class A	1,567,500	1,239,241
Bank of Communications Co. Ltd. Class H	24,736,841	14,971,255
Bank of Ningbo Co. Ltd. Class A	430,790	1,588,763
Baoshan Iron & Steel Co. Ltd. Class A	1,069,100	893,637
Baozun, Inc. Class A (a)(b)	68,964	68,948
BBMG Corp. Class H	1,901,000	196,609
BeiGene Ltd. (a)	790,753	10,863,975
Beijing Aerospace Shenzhou Intelligent Equipment Technology Co. Ltd. Class A	149,706	219,039
Beijing Baination Pictures Co. Ltd. Class A (a)	203,800	159,722
Beijing BDStar Navigation Co. Ltd. Class A (a)	196,100	833,306
Beijing Capital International Airport Co. Ltd. Class H (a)	4,675,490	2,167,052
Beijing Career International Co. Ltd. Class A	30,600	132,761
Beijing Certificate Authority Co. Ltd. Class A	21,150	86,188
Beijing Changjiu Logistics Corp. Class A (a)	123,000	239,728
Beijing Chunlizhengda Medical Instruments Co. Ltd. Class A	43,609	148,980
Beijing Compass Technology Development Co. Ltd. Class A (a)	26,600	226,761
Beijing CTJ Information Technology Co. Ltd. Class A	22,110	186,239
Beijing Dabeinong Technology Group Co. Ltd. Class A	611,800	566,812
Beijing Deep Glint Technology Co. Ltd. Class A (a)	85,511	262,551
Security Description	Shares	Value
Beijing Easpring Material Technology Co. Ltd. Class A	36,000	$ 208,023
Beijing E-Hualu Information Technology Co. Ltd. Class A (a)	26,500	125,667
Beijing Enterprises Holdings Ltd.	1,060,500	3,656,033
Beijing Enterprises Water Group Ltd.	8,422,000	1,838,853
Beijing GeoEnviron Engineering & Technology, Inc. Class A	1,334,748	1,722,078
Beijing Haitian Ruisheng Science Technology Ltd. Class A	9,690	115,709
Beijing Hotgen Biotech Co. Ltd. Class A (a)	47,495	255,084
Beijing Huafeng Test & Control Technology Co. Ltd. Class A	18,186	326,466
Beijing Huaru Technology Co. Ltd. Class A (a)	26,300	118,870
Beijing Infosec Technologies Co. Ltd. Class A	32,102	104,954
Beijing Jingcheng Machinery Electric Co. Ltd. Class A (a)	98,700	162,564
Beijing Jingyuntong Technology Co. Ltd. Class A (a)	230,200	154,188
Beijing Kingsoft Office Software, Inc. Class A	33,872	1,723,877
Beijing Oriental Jicheng Co. Ltd. Class A	103,500	364,947
Beijing Seeyon Internet Software Corp. Class A	26,007	152,528
Beijing Shiji Information Technology Co. Ltd. Class A (a)	468,646	736,506
Beijing Shougang Co. Ltd. Class A (a)	129,600	67,595
Beijing Shunxin Agriculture Co. Ltd. Class A (a)	26,900	85,436
Beijing SL Pharmaceutical Co. Ltd. Class A	402,050	683,166
Beijing Sun-Novo Pharmaceutical Research Co. Ltd. Class A	48,592	427,245
Beijing Tianyishangjia New Material Corp. Ltd. Class A	43,103	106,548
Beijing Tieke Shougang Railway-Tech Co. Ltd. Class A	48,698	226,387
Beijing Tongtech Co. Ltd. Class A	29,600	69,432
Beijing Ultrapower Software Co. Ltd. Class A	98,300	135,730

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Beijing United Information Technology Co. Ltd. Class A	74,045	$ 337,716
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. Class A	49,344	324,953
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. Class A	11,100	94,291
Beijing Zhidemai Technology Co. Ltd. Class A	34,400	104,818
Beijing-Shanghai High Speed Railway Co. Ltd. Class A	486,800	342,763
Beken Corp. Class A (a)	25,764	98,342
Bengang Steel Plates Co. Ltd. Class A (a)	376,300	199,364
BEST, Inc. ADR (a)	222	493
Bestechnic Shanghai Co. Ltd. Class A (a)	18,331	293,492
Bethel Automotive Safety Systems Co. Ltd. Class A	36,500	368,219
BGI Genomics Co. Ltd. Class A	20,100	143,927
Biem.L.Fdlkk Garment Co. Ltd. Class A	253,663	1,170,873
Bilibili, Inc. Class Z (a)	225,496	3,118,193
Bio-Thera Solutions Ltd. Class A (a)	148,697	637,178
Bit Digital, Inc. (a)(b)	34,684	74,224
BIT Mining Ltd. ADR (a)	111	305
Bloomage Biotechnology Corp. Ltd. Class A	9,972	118,721
Blue Sail Medical Co. Ltd. Class A	185,900	174,271
Bluefocus Intelligent Communications Group Co. Ltd. Class A (a)	92,900	99,075
BMC Medical Co. Ltd. Class A	7,300	128,551
BOE Technology Group Co. Ltd. Class A	1,523,600	807,205
BOE Technology Group Co. Ltd. Class B	1,274,900	424,866
Bosideng International Holdings Ltd. (b)	4,096,000	1,762,485
Brii Biosciences Ltd. (a)	261,000	83,647
Brilliance China Automotive Holdings Ltd.	404,000	199,631
Broadex Technologies Co. Ltd. Class A	52,800	244,587
B-Soft Co. Ltd. Class A	367,219	339,712
BYD Co. Ltd. Class A	185,100	6,013,543
BYD Co. Ltd. Class H	916,622	28,323,132
BYD Electronic International Co. Ltd.	979,500	4,464,865
C*Core Technology Co. Ltd. Class A	75,339	297,499
Security Description	Shares	Value
C.banner International Holdings Ltd. (a)	12,000	$ 181
Cabbeen Fashion Ltd.	1,516,000	121,948
Caina Technology Co. Ltd. Class A	30,740	165,772
Caitong Securities Co. Ltd. Class A	243,640	263,512
CALB Group Co. Ltd. (a)(d)	98,800	250,789
Cambricon Technologies Corp. Ltd. Class A (a)	34,662	589,693
Canaan, Inc. ADR (a)(b)	129,655	235,972
Canggang Railway Ltd.	216,000	303,377
Canmax Technologies Co. Ltd. Class A	41,080	144,907
CanSino Biologics, Inc. Class A (a)	12,119	128,946
CanSino Biologics, Inc. Class H (a)(d)	34,400	107,173
CARsgen Therapeutics Holdings Ltd. (a)(b)(d)	163,500	174,108
Castech, Inc. Class A	40,800	156,575
CECEP Wind-Power Corp. Class A	1,039,180	466,406
Central China Land Media Co. Ltd. Class A	81,100	118,437
Central China Securities Co. Ltd. Class A	690,100	375,088
CETC Chips Technology, Inc. Class A (a)	231,000	433,100
CETC Cyberspace Security Technology Co. Ltd. Class A	27,100	88,452
CETC Digital Technology Co. Ltd. Class A	224,890	721,982
CETC Potevio Science&Technology Co. Ltd. Class A	442,181	1,271,481
CGN New Energy Holdings Co. Ltd. (b)	364,000	96,672
CGN Nuclear Technology Development Co. Ltd. Class A	405,800	438,341
CGN Power Co. Ltd. Class H (d)	14,926,000	3,868,790
Changchun High & New Technology Industry Group, Inc. Class A, NVDR	11,925	227,509
Changchun UP Optotech Co. Ltd. Class A	65,403	343,813
Changjiang Securities Co. Ltd. Class A	633,000	506,522
Changzhou Almaden Stock Co. Ltd. Class A	60,300	207,242
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. Class A	27,200	567,464

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Cheetah Mobile, Inc. ADR (a)	74	$ 147
Chengdu ALD Aviation Manufacturing Corp. Class A	188,000	535,171
Chengdu Bright Eye Hospital Co. Ltd. Class A	6,400	103,154
Chengdu Guoguang Electric Co. Ltd. Class A (a)	14,267	167,407
Chengdu Hongqi Chain Co. Ltd. Class A	1,307,286	952,776
Chengdu Information Technology of Chinese Academy of Sciences Co. Ltd. Class A	20,800	96,981
Chengdu Jiafaantai Education Technology Co. Ltd. Class A	61,000	123,662
Chengdu KSW Technologies Co. Ltd. Class A	20,784	196,294
Chengdu M&S Electronics Technology Co. Ltd. Class A (a)	77,164	426,079
Chengdu Olymvax Biopharmaceuticals, Inc. Class A (a)	125,952	311,865
Chengdu RML Technology Co. Ltd. Class A	61,480	502,844
Chengtun Mining Group Co. Ltd. Class A (a)	126,800	81,450
Chengxin Lithium Group Co. Ltd. Class A	40,500	124,295
China Aerospace International Holdings Ltd.	74,000	3,401
China Baoan Group Co. Ltd. Class A	443,200	633,860
China Chengtong Development Group Ltd.	1,782,000	20,933
China Cinda Asset Management Co. Ltd. Class H	14,857,000	1,498,628
China CITIC Bank Corp. Ltd. Class H	10,338,208	4,804,877
China Coal Energy Co. Ltd. Class H	4,240,750	3,324,656
China Communications Services Corp. Ltd. Class H	152,000	63,852
China Conch Environment Protection Holdings Ltd. (a)(b)	2,041,200	437,855
China Conch Venture Holdings Ltd.	2,145,200	1,829,700
China Construction Bank Corp. Class H	93,641,351	52,847,638
China CSSC Holdings Ltd. Class A	238,300	912,544
Security Description	Shares	Value
China Datang Corp. Renewable Power Co. Ltd. Class H	1,975,000	$ 469,046
China Dili Group (a)(b)(f)	2,637,100	111,116
China Education Group Holdings Ltd. (b)	461,000	374,952
China Everbright Bank Co. Ltd. Class A	856,500	360,904
China Everbright Environment Group Ltd.	4,574,111	1,576,907
China Feihe Ltd. (d)	2,466,000	1,454,691
China Financial Services Holdings Ltd. (a)	86,100	5,057
China Galaxy Securities Co. Ltd. Class A	232,800	351,161
China Galaxy Securities Co. Ltd. Class H	4,279,400	2,207,496
China Gas Holdings Ltd.	3,350,400	3,161,380
China Great Wall Securities Co. Ltd. Class A	195,100	222,260
China Greatwall Technology Group Co. Ltd. Class A	241,200	347,279
China Green Electricity Investment of Tianjin Co. Ltd. Class A	134,100	201,912
China Hanking Holdings Ltd.	1,091,000	94,726
China Harmony Auto Holding Ltd.	7,000	635
China High Speed Railway Technology Co. Ltd. Class A (a)	1,097,900	367,687
China Hongqiao Group Ltd. (b)	1,388,500	1,359,806
China Huarong Energy Co. Ltd. (a)	100,000	358
China International Capital Corp. Ltd. Class A	66,500	341,913
China International Capital Corp. Ltd. Class H (d)	864,400	1,584,911
China International Marine Containers Group Co. Ltd. Class H	250,460	144,548
China Jinmao Holdings Group Ltd. (b)	968,969	124,959
China Jushi Co. Ltd. Class A	152,000	281,646
China Kings Resources Group Co. Ltd. Class A	18,855	76,603
China Leadshine Technology Co. Ltd. Class A	52,700	135,841
China Lesso Group Holdings Ltd.	2,059,000	1,096,297
China Life Insurance Co. Ltd. Class H	8,788,490	13,690,198
China Literature Ltd. (a)(d)	319,200	1,167,678

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
China Longyuan Power Group Corp. Ltd. Class H	4,088,000	$ 3,559,843
China Medical System Holdings Ltd.	2,145,000	3,248,236
China Meidong Auto Holdings Ltd.	152,000	83,260
China Mengniu Dairy Co. Ltd.	3,542,085	11,872,001
China Merchants Bank Co. Ltd. Class A	1,365,962	6,181,349
China Merchants Bank Co. Ltd. Class H	3,543,399	14,794,608
China Merchants Energy Shipping Co. Ltd. Class A	413,100	364,579
China Merchants Port Holdings Co. Ltd.	2,409,081	2,999,105
China Merchants Securities Co. Ltd. Class A	617,641	1,185,138
China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	236,457	402,114
China Minsheng Banking Corp. Ltd. Class H (b)	10,588,879	3,623,435
China National Accord Medicines Corp. Ltd. Class B	555,854	987,951
China National Building Material Co. Ltd. Class H	4,463,400	2,342,304
China National Gold Group Gold Jewellery Co. Ltd. Class A	142,400	215,581
China National Software & Service Co. Ltd. Class A	50,310	261,640
China Nonferrous Mining Corp. Ltd.	242,000	155,424
China Northern Rare Earth Group High-Tech Co. Ltd. Class A	252,800	756,067
China Oilfield Services Ltd. Class H	3,488,422	4,186,899
China Overseas Land & Investment Ltd.	4,229,494	8,770,212
China Overseas Property Holdings Ltd.	62,066	70,055
China Pacific Insurance Group Co. Ltd. Class A	408,438	1,602,751
China Pacific Insurance Group Co. Ltd. Class H (b)	2,898,133	7,252,872
China Petroleum & Chemical Corp. Class H	29,135,492	15,922,152
China Power International Development Ltd. (b)	6,889,511	2,507,084
China Publishing & Media Co. Ltd. Class A	161,200	201,783
China Railway Group Ltd. Class H	8,566,487	4,418,957
Security Description	Shares	Value
China Rare Earth Holdings Ltd. (a)	3,301,200	$ 164,389
China Rare Earth Resources & Technology Co. Ltd. Class A	37,900	149,764
China Resources Beer Holdings Co. Ltd.	1,056,930	5,796,222
China Resources Boya Bio-pharmaceutical Group Co. Ltd. Class A	19,825	84,870
China Resources Cement Holdings Ltd.	738,000	189,404
China Resources Gas Group Ltd.	614,000	1,799,230
China Resources Land Ltd.	3,142,820	12,520,156
China Resources Microelectronics Ltd. Class A	32,867	244,007
China Resources Mixc Lifestyle Services Ltd. (d)	366,000	1,476,739
China Resources Power Holdings Co. Ltd.	2,707,155	5,164,156
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. Class A	24,600	169,228
China Science Publishing & Media Ltd. Class A	70,302	310,127
China Shenhua Energy Co. Ltd. Class A	355,000	1,520,228
China Shenhua Energy Co. Ltd. Class H	4,108,088	13,323,217
China Shuifa Singyes Energy Holdings Ltd. (a)(b)	9,600	472
China South City Holdings Ltd. (b)	3,890,000	225,994
China Southern Airlines Co. Ltd. Class H (a)(b)	3,474,387	1,690,203
China Southern Power Grid Energy Storage Co., Ltd. Class A	216,800	279,118
China Southern Power Grid Technology Co. Ltd. Class A	24,450	95,239
China State Construction Engineering Corp. Ltd. Class A	1,803,600	1,368,961
China State Construction International Holdings Ltd.	700,000	736,480
China Suntien Green Energy Corp. Ltd. Class A	269,000	303,125
China Taiping Insurance Holdings Co. Ltd.	1,710,235	1,703,280
China Testing & Certification International Group Co. Ltd. Class A	1,601,818	2,392,036

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
China Three Gorges Renewables Group Co. Ltd. Class A	1,120,700	$ 735,263
China Tianying, Inc. Class A (a)	864,500	665,662
China Tourism Group Duty Free Corp. Ltd. Class A	212,200	3,086,413
China Tower Corp. Ltd. Class H (d)	43,048,000	4,122,398
China TransInfo Technology Co. Ltd. Class A (a)	443,700	727,142
China Travel International Investment Hong Kong Ltd. (b)	11,510,000	2,204,460
China United Network Communications Ltd. Class A	759,800	512,043
China Vanke Co. Ltd. Class A	671,100	1,204,816
China Vanke Co. Ltd. Class H	1,703,400	1,879,170
China Wafer Level CSP Co. Ltd. Class A	33,900	100,503
China World Trade Center Co. Ltd. Class A	183,500	487,856
China Yangtze Power Co. Ltd. Class A	1,949,500	5,950,915
China Yongda Automobiles Services Holdings Ltd.	1,196,000	462,711
China Zhenhua Group Science & Technology Co. Ltd. Class A	192,707	2,141,644
ChinaCache International Holdings Ltd. ADR (a)(b)(f)	18,355	—
Chinasoft International Ltd.	1,074,000	765,199
Chindata Group Holdings Ltd. ADR (a)(b)	85,818	712,289
Chinese Universe Publishing & Media Group Co. Ltd. Class A	262,200	450,930
Chipsea Technologies Shenzhen Corp. Ltd. Class A (a)	80,723	319,756
Chongqing Brewery Co. Ltd. Class A	27,511	321,942
Chongqing Changan Automobile Co. Ltd. Class A	231,352	426,774
Chongqing Changan Automobile Co. Ltd. Class B	3,077,110	1,418,358
Chongqing Department Store Co. Ltd. Class A	24,800	112,091
Chongqing Fuling Electric Power Industrial Co. Ltd. Class A	89,642	159,580
Chongqing Gas Group Corp. Ltd. Class A	213,500	201,317
Security Description	Shares	Value
Chongqing Iron & Steel Co. Ltd. Class A (a)	967,500	$ 203,174
Chongqing Millison Technologies, Inc. Class A (a)	73,600	360,436
Chongqing Three Gorges Water Conservancy & Electric Power Co. Ltd. Class A	178,200	188,332
Chongqing Zhifei Biological Products Co. Ltd. Class A	278,100	1,857,753
Chongyi Zhangyuan Tungsten Industry Co. Ltd. Class A	86,710	68,195
Chow Tai Seng Jewellery Co. Ltd. Class A	253,743	616,443
CIG Shanghai Co. Ltd. Class A (a)	28,700	214,135
Circuit Fabology Microelectronics Equipment Co. Ltd. Class A (a)	46,413	419,171
CITIC Ltd.	6,062,961	5,573,820
Citic Pacific Special Steel Group Co. Ltd. Class A	219,550	446,287
CITIC Press Corp. Class A	44,200	166,469
CITIC Resources Holdings Ltd.	3,256,000	145,508
CITIC Securities Co. Ltd. Class A	922,370	2,742,138
CITIC Securities Co. Ltd. Class H	2,385,225	4,836,325
CITIC Telecom International Holdings Ltd.	2,112,000	835,971
Client Service International, Inc. Class A	35,950	68,192
Cloopen Group Holding Ltd. ADR (a)	17,170	21
CMOC Group Ltd. Class A	2,394,000	1,941,947
CMOC Group Ltd. Class H	1,092,000	701,336
CMST Development Co. Ltd. Class A	403,100	293,234
CNGR Advanced Material Co. Ltd. Class A	48,600	337,864
CNNC Hua Yuan Titanium Dioxide Co. Ltd. Class A	1,900,428	1,205,089
CNPC Capital Co. Ltd. Class A	178,200	161,917
COFCO Biotechnology Co. Ltd. Class L	218,300	205,543
COL Group Co. Ltd. Class A (a)	87,100	170,954
Colorlight Cloud Tech Ltd. Class A	24,200	273,629
Connect Biopharma Holdings Ltd. ADR (a)	111	86

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Contemporary Amperex Technology Co. Ltd. Class A	384,427	$ 10,712,722
CooTek Cayman, Inc. ADR (a)	225	45
COSCO SHIPPING Development Co. Ltd. Class H	11,394,709	1,236,681
COSCO SHIPPING Energy Transportation Co. Ltd. Class H (b)	2,466,000	2,695,271
COSCO SHIPPING Holdings Co. Ltd. Class A	500,800	674,309
COSCO SHIPPING Holdings Co. Ltd. Class H	5,275,062	5,408,524
COSCO SHIPPING Ports Ltd.	3,542,373	2,315,794
Country Garden Holdings Co. Ltd. (a)(b)	9,050,587	1,051,608
Country Garden Services Holdings Co. Ltd. (b)	1,812,000	1,869,413
CQ Pharmaceutical Holding Co. Ltd. Class A	879,300	685,506
CRRC Corp. Ltd. Class A	318,900	255,619
Crystal Clear Electronic Material Co. Ltd. Class A	51,358	75,566
CSC Financial Co. Ltd. Class A	235,900	796,829
CSG Holding Co. Ltd. Class B	1,094,345	343,736
CSPC Pharmaceutical Group Ltd.	8,860,960	6,494,240
CTS International Logistics Corp. Ltd. Class A	467,690	455,124
Cubic Sensor & Instrument Co. Ltd. Class A	25,174	258,244
Daan Gene Co. Ltd. Class A	459,019	615,532
Dada Nexus Ltd. ADR (a)	62,854	279,700
Dajin Heavy Industry Co. Ltd. Class A	59,100	210,661
Dalian Huarui Heavy Industry Group Co. Ltd. Class A	619,500	401,337
Daqo New Energy Corp. ADR (a)	65,071	1,969,699
Dareway Software Co. Ltd. Class A	64,433	109,839
DaShenLin Pharmaceutical Group Co. Ltd. Class A	52,867	182,494
Datang International Power Generation Co. Ltd. Class H (b)	11,472,000	1,787,041
Dazhong Transportation Group Co. Ltd. Class B	1,963,650	384,875
Delixi New Energy Technology Co. Ltd. Class A (a)	129,900	421,485
Security Description	Shares	Value
Deppon Logistics Co. Ltd. Class A (a)	196,400	$ 415,673
DHC Software Co. Ltd. Class A	197,100	175,843
DiDi Global, Inc. ADR (a)	107,192	346,230
Digital China Group Co. Ltd. Class A	243,400	922,386
Digital China Information Service Group Co. Ltd. Class A	201,400	323,147
DingDong Cayman Ltd. ADR (a)(b)	112,080	218,556
Do-Fluoride New Materials Co. Ltd. Class A	264,300	582,234
Dongfang Electric Corp. Ltd. Class A	267,800	574,875
Dongfang Electric Corp. Ltd. Class H	381,000	423,233
Dongfang Electronics Co. Ltd. Class A	217,300	247,550
Dongfeng Motor Group Co. Ltd. Class H	1,094,714	431,912
Dongguan Aohai Technology Co. Ltd. Class A	32,200	161,359
Dongguan Dingtong Precision Metal Co. Ltd. Class A	21,039	144,182
Dongguan Yiheda Automation Co. Ltd. Class A	61,080	299,123
Dongguan Yutong Optical Technology Co. Ltd. Class A (a)	122,450	239,329
Donghua Testing Technology Co. Ltd. Class A	80,800	434,844
Dongjiang Environmental Co. Ltd. Class A (a)	446,800	348,940
Dongyue Group Ltd.	1,564,000	1,176,218
Dosilicon Co. Ltd. Class A	57,061	251,090
Double Medical Technology, Inc. Class A (a)	185,200	826,896
DouYu International Holdings Ltd. ADR (a)	94,872	92,367
Eaglerise Electric & Electronic China Co. Ltd. Class A	52,070	99,770
East Buy Holding Ltd. (a)(b)(d)	351,500	1,658,347
East Group Co. Ltd. Class A	225,800	190,911
East Money Information Co. Ltd. Class A	832,388	1,736,581
Eastern Communications Co. Ltd. Class B	571,500	227,457
Easy Click Worldwide Network Technology Co. Ltd. Class A	41,700	98,902

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Ebang International Holdings, Inc. Class A (a)(b)	6,627	$ 48,510
Ecovacs Robotics Co. Ltd. Class A	14,900	99,187
EGing Photovoltaic Technology Co. Ltd. Class A (a)	246,700	191,312
EHang Holdings Ltd. ADR (a)(b)	32,400	583,848
Electric Connector Technology Co. Ltd. Class A	30,200	147,316
Emeren Group Ltd. ADR (a)(b)	34,689	106,842
Empyrean Technology Co. Ltd. Class A	8,900	128,166
Eoptolink Technology, Inc.Ltd. Class A	70,518	445,229
Espressif Systems Shanghai Co. Ltd. Class A (a)	22,491	313,638
ESR Group Ltd. (d)	1,172,000	1,646,099
Essex Bio-technology Ltd.	1,679,000	613,130
Eve Energy Co. Ltd. Class A	190,799	1,181,601
Everbright Securities Co. Ltd. Class A	202,800	463,734
Everest Medicines Ltd. (a)(b)(d)	171,500	547,444
Fang Holdings Ltd. ADR (a)(b)	50	250
Fanhua, Inc. ADR (a)(b)	61,576	443,963
Fanli Digital Technology Co. Ltd. Class A (a)	181,500	203,777
Far East Horizon Ltd. (b)	3,816,000	2,748,040
FAW Jiefang Group Co. Ltd. Class A (a)	407,300	485,244
Ferrotec Anhui Technology Development Co. Ltd. Class A	56,200	172,478
Fiberhome Telecommunication Technologies Co. Ltd. Class A	30,400	81,573
Fibocom Wireless, Inc. Class A	76,168	204,592
Ficont Industry Beijing Co. Ltd. Class A	22,500	99,750
FinVolution Group ADR	43,596	217,108
Fire Rock Holdings Ltd. (a)(b)	804,000	31,824
First Capital Securities Co. Ltd. Class A	394,300	318,763
First Tractor Co. Ltd. Class A	221,900	376,750
Flat Glass Group Co. Ltd. Class A	244,500	950,381
Security Description	Shares	Value
Flat Glass Group Co. Ltd. Class H (b)	196,000	$ 440,458
Focus Lightings Tech Co. Ltd. Class A	318,100	464,548
Focus Media Information Technology Co. Ltd. Class A	487,500	478,417
Focus Technology Co. Ltd. Class A	53,715	238,873
Focuslight Technologies, Inc. Class A	25,526	312,412
Foryou Corp. Class A	52,700	227,632
Foshan Golden Milky Way Intelligent Equipment Co. Ltd. Class A	38,500	318,537
Foshan Haitian Flavouring & Food Co. Ltd. Class A	418,675	2,183,092
Foxconn Industrial Internet Co. Ltd. Class A	1,013,700	2,740,952
Fujian Apex Software Co. Ltd. Class A	13,400	114,399
Fujian Boss Software Development Co. Ltd. Class A	50,652	110,192
Fujian Foxit Software Development JSC Ltd. Class A	10,817	121,328
Fujian Funeng Co. Ltd. Class A	59,670	69,778
Fujian Mindong Electric Power Ltd. Co. Class A (a)	214,300	284,723
Fujian Nebula Electronics Co. Ltd. Class A	28,500	98,537
Fujian Star-net Communication Co. Ltd. Class A	236,000	628,081
Fujian Sunner Development Co. Ltd. Class A	193,800	510,717
Fujian Yongfu Power Engineering Co. Ltd. Class A	23,200	98,650
Fulin Precision Co. Ltd. Class A	252,440	350,642
Full Truck Alliance Co. Ltd. ADR (a)(b)	636,523	4,481,122
Fuyao Glass Industry Group Co. Ltd. Class A	439,817	2,228,740
Fuyao Glass Industry Group Co. Ltd. Class H (d)	172,000	788,422
Ganfeng Lithium Group Co. Ltd. Class A	237,620	1,454,600
Ganfeng Lithium Group Co. Ltd. Class H (d)	155,400	637,922
Gaona Aero Material Co. Ltd. Class A	67,340	224,690
Gaotu Techedu, Inc. ADR (a)(b)	200,989	554,730

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
G-bits Network Technology Xiamen Co. Ltd. Class A	14,600	$ 732,670
GCL Energy Technology Co. Ltd. Class A	66,300	105,468
GCL System Integration Technology Co. Ltd. Class A (a)	604,500	238,124
GCL Technology Holdings Ltd.	16,909,000	3,152,147
GD Power Development Co. Ltd. Class A	623,700	315,028
GDS Holdings Ltd. Class A (a)	945,600	1,303,968
Geely Automobile Holdings Ltd.	5,091,489	6,006,928
GEM Co. Ltd. Class A	159,900	133,657
Gemac Engineering Machinery Co. Ltd. Class A	113,300	188,166
Gemdale Corp. Class A	198,300	185,623
GemPharmatech Co. Ltd. Class A	147,914	349,191
Genertec Universal Medical Group Co. Ltd. (d)	1,059,600	528,998
Genetron Holdings Ltd. ADR (a)(b)	592	503
Genimous Technology Co. Ltd. Class A (a)	689,500	611,354
Genscript Biotech Corp. (a)	692,000	1,824,575
Getein Biotech, Inc. Class A	416,078	640,186
GF Securities Co. Ltd. Class H	2,563,800	3,443,781
Giant Biogene Holding Co. Ltd. (a)(d)	249,600	1,081,982
Giant Network Group Co. Ltd. Class A	426,500	757,494
Giantec Semiconductor Corp. Class A	35,820	271,142
GigaDevice Semiconductor, Inc. Class A	36,960	500,190
Ginlong Technologies Co. Ltd. Class A	24,650	265,624
GoerTek, Inc. Class A	420,500	910,749
Goke Microelectronics Co. Ltd. Class A	34,200	339,852
Golden Solar New Energy Technology Holdings Ltd. (a)(b)	668,000	537,344
GoldenHome Living Co. Ltd. Class A	45,080	167,555
Goldwind Science & Technology Co. Ltd. Class A	864,300	1,094,944
GOME Retail Holdings Ltd. (a)	296,000	2,079
GoodWe Technologies Co. Ltd. Class A	19,838	359,933
Security Description	Shares	Value
Goodwill E-Health Info Co. Ltd. Class A (a)	69,089	$ 302,500
Gotion High-tech Co. Ltd. Class A (a)	141,544	450,718
Gracell Biotechnologies, Inc. ADR (a)	222	639
Grand Baoxin Auto Group Ltd. (a)	3,158	92
Grandjoy Holdings Group Co. Ltd. Class A (a)	189,300	95,355
Great Microwave Technology Co. Ltd. Class A	48,790	324,117
Great Wall Motor Co. Ltd. Class H (b)	3,483,876	4,154,753
Gree Electric Appliances, Inc. of Zhuhai Class A	225,400	1,123,017
Gree Real Estate Co. Ltd. Class A (a)	424,200	422,701
Greentown China Holdings Ltd.	1,053,000	1,093,087
Greentown Service Group Co. Ltd. (b)	484,000	217,532
Grinm Advanced Materials Co. Ltd. Class A	201,300	333,209
Guangdong Create Century Intelligent Equipment Group Corp. Ltd. Class A (a)	163,800	147,484
Guangdong Dtech Technology Co. Ltd. Class A	45,200	122,155
Guangdong Electric Power Development Co. Ltd. Class B (a)	3,219,740	929,105
Guangdong Fangyuan New Materials Group Co. Ltd. Class A (a)	247,538	301,704
Guangdong Golden Dragon Development, Inc. Class A (a)	218,000	388,380
Guangdong Greenway Technology Co. Ltd. Class A	29,763	148,248
Guangdong Haid Group Co. Ltd. Class A	190,500	1,183,149
Guangdong Hongda Holdings Group Co. Ltd. Class A	191,000	584,869
Guangdong Hoshion Industrial Aluminium Co. Ltd. Class A	75,540	182,998
Guangdong Investment Ltd.	4,932,229	3,765,998
Guangdong Jia Yuan Technology Shares Co. Ltd. Class A	36,909	103,851
Guangdong Kinlong Hardware Products Co. Ltd. Class A	28,300	201,711

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Guangdong Lvtong New Energy Electric Vehicle Technology Co. Ltd. Class A	54,925	$ 347,684
Guangdong Lyric Robot Automation Co. Ltd. Class A	32,208	199,019
Guangdong Orient Zirconic Ind Sci & Tech Co. Ltd. Class A (a)	106,400	97,262
Guangdong Provincial Expressway Development Co. Ltd. Class B	401,400	310,589
Guangdong Shunkong Development Co. Ltd. Class A	75,200	162,564
Guangdong Tecsun Science & Technology Co. Ltd. Class A	95,400	166,556
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd. Class A	390,900	945,897
Guangdong Zhongsheng Pharmaceutical Co. Ltd. Class A	207,300	532,067
Guanghui Energy Co. Ltd. Class A	458,400	480,688
Guanglian Aviation Industry Co. Ltd. Class A	146,500	487,814
Guangshen Railway Co. Ltd. Class H (a)	8,554,000	1,889,518
Guangxi Guiguan Electric Power Co. Ltd. Class A	412,300	316,904
Guangxi Huaxi Nonferrous Metal Co. Ltd. Class A (a)	271,100	549,586
Guangzhou Automobile Group Co. Ltd. Class H	4,676,090	2,310,625
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class A	213,300	919,862
Guangzhou Great Power Energy & Technology Co. Ltd. Class A (a)	45,300	205,306
Guangzhou Haige Communications Group, Inc. Co. Class A	450,300	696,549
Guangzhou Kingmed Diagnostics Group Co. Ltd. Class A	15,400	131,811
Guangzhou R&F Properties Co. Ltd. Class H (a)(b)	1,622,682	261,060
Guangzhou Restaurant Group Co. Ltd. Class A	260,660	814,993
Guangzhou Sanfu New Materials Technology Co. Ltd. Class A (a)	9,200	98,241
Security Description	Shares	Value
Guangzhou Tinci Materials Technology Co. Ltd. Class A	390,298	$ 1,447,998
Guangzhou Yuexiu Capital Holdings Group Co. Ltd. Class A	856,784	786,725
Guangzhou Zhujiang Brewery Co. Ltd. Class A	423,200	505,348
Guizhou Aviation Technical Development Co. Ltd. Class A	26,090	202,826
Guizhou Red Star Developing Co. Ltd. Class A	77,000	141,830
Guizhou Tyre Co. Ltd. Class A	103,100	95,519
Guizhou Xinbang Pharmaceutical Co. Ltd. Class A	420,900	277,297
Guizhou Zhenhua E-chem, Inc. Class A	39,168	125,529
Guizhou Zhongyida Co. Ltd. Class A (a)	223,600	285,111
Guizhou Zhongyida Co. Ltd. Class B (a)	270,300	85,685
Guocheng Mining Co. Ltd. Class A	212,800	309,310
Guosen Securities Co. Ltd. Class A	654,400	827,235
Guosheng Financial Holding, Inc. Class A (a)	205,400	265,287
Guotai Junan Securities Co. Ltd. Class A	450,600	899,252
Guoyuan Securities Co. Ltd. Class A	218,610	203,135
H World Group Ltd. (a)	1,523,060	5,999,400
Haichang Ocean Park Holdings Ltd. (a)(b)(d)	3,562,000	532,127
Haidilao International Holding Ltd. (d)	742,000	1,989,568
Haier Smart Home Co. Ltd. Class A	456,200	1,477,723
Haier Smart Home Co. Ltd. Class H	2,040,800	6,423,223
Hainan Drinda New Energy Technology Co. Ltd. Class A	29,400	386,458
Hainan Haiqi Transportation Group Co. Ltd. Class A (a)	121,500	269,490
Hainan Jinpan Smart Technology Co. Ltd. Class A	36,675	175,076
Hainan Meilan International Airport Co. Ltd. Class H (a)(b)	65,000	59,756
Haisco Pharmaceutical Group Co. Ltd. Class A (a)	220,400	702,424

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Haitian International Holdings Ltd.	189,000	$ 400,595
Haitong Securities Co. Ltd. Class A	425,500	581,097
Haitong Securities Co. Ltd. Class H	4,246,400	2,548,323
Halo Microelectronics Co. Ltd. Class A (a)	170,337	376,410
Hang Zhou Great Star Industrial Co. Ltd. Class A	454,600	1,216,094
Hangjin Technology Co. Ltd. Class A	210,800	935,410
Hangzhou Alltest Biotech Co. Ltd. Class A	25,566	216,473
Hangzhou Bio-Sincerity Pharma-Tech Co. Ltd. Class A	28,100	266,122
Hangzhou Biotest Biotech Co. Ltd. Class A	65,501	259,550
Hangzhou Chang Chuan Technology Co. Ltd. Class A	182,430	839,567
Hangzhou Cogeneration Group Co. Ltd. Class A	69,300	246,258
Hangzhou Electronic Soul Network Technology Co. Ltd. Class A	30,300	114,741
Hangzhou First Applied Material Co. Ltd. Class A	379,019	1,485,747
Hangzhou Honghua Digital Technology Stock Co. Ltd. Class A	12,924	170,310
Hangzhou Lianluo Interactive Information Technology Co. Ltd. Class A (a)	602,800	236,627
Hangzhou Lion Electronics Co. Ltd. Class A	28,300	128,104
Hangzhou Onechance Tech Corp. Class A	69,000	236,290
Hangzhou Raycloud Technology Co. Ltd. Class A (a)	62,112	98,806
Hangzhou Robam Appliances Co. Ltd. Class A	34,200	126,506
Hangzhou Silan Microelectronics Co. Ltd. Class A	182,900	611,529
Hangzhou Steam Turbine Power Group Co. Ltd. Class B	1,722,979	1,823,770
Hangzhou Sunrise Technology Co. Ltd. Class A	58,900	123,609
Hangzhou Tigermed Consulting Co. Ltd. Class A	169,422	1,548,709
Security Description	Shares	Value
Hansoh Pharmaceutical Group Co. Ltd. (d)	490,000	$ 666,943
Hanwang Technology Co. Ltd. Class A (a)	43,100	140,142
Hanwei Electronics Group Corp. Class A	44,800	102,627
Haohua Chemical Science & Technology Co. Ltd. Class A	34,119	154,538
Harbin Boshi Automation Co. Ltd. Class A	884,620	1,943,900
Harbin Electric Co. Ltd. Class H	3,902,942	1,191,038
HBM Holdings Ltd. (a)(b)(d)	675,000	125,832
Hebei Sinopack Electronic Technology Co. Ltd. Class A (a)	17,800	243,433
Hefei Jianghang Aircraft Equipment Co. Ltd. Class A	165,032	270,910
Hefei Meiya Optoelectronic Technology, Inc. Class A	240,920	693,752
Helens International Holdings Co. Ltd. (b)	158,000	124,272
Hello Group, Inc. ADR	156,756	1,094,157
Henan Ancai Hi-Tech Co. Ltd. Class A (a)	278,300	186,406
Henan Hengxing Science & Technology Co. Ltd. Class A	242,100	105,337
Henan Lingrui Pharmaceutical Co. Class A	451,300	1,109,396
Henan Shenhuo Coal & Power Co. Ltd. Class A	191,200	448,231
Henan Shijia Photons Technology Co. Ltd. Class A	143,646	272,081
Henan Shuanghui Investment & Development Co. Ltd. Class A	181,540	657,563
Henan Zhongfu Industry Co. Ltd. Class A (a)	645,000	249,652
Hengan International Group Co. Ltd.	994,500	3,168,188
Hengdian Group DMEGC Magnetics Co. Ltd. Class A	190,300	426,792
Hengli Petrochemical Co. Ltd. Class A (a)	602,200	1,190,225
Hesai Group ADR (a)(b)	36,500	365,000
HG Technologies Co. Ltd. Class A	42,600	97,061
Hisense Home Appliances Group Co. Ltd. Class A	625,900	2,021,402
HitGen, Inc. Class A (a)	53,999	117,103

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Hithink RoyalFlush Information Network Co. Ltd. Class A	36,100	$ 740,556
Holitech Technology Co. Ltd. Class A (a)	333,700	160,306
Hongbo Co. Ltd. Class A (a)	36,600	184,513
Hongda Xingye Co. Ltd. Class A (a)	585,100	148,569
Honghua Group Ltd. (a)	14,000	209
Hongli Zhihui Group Co. Ltd. Class A (a)	405,800	433,886
Hopson Development Holdings Ltd. (a)	435,418	262,968
Hoshine Silicon Industry Co. Ltd. Class A	39,000	323,370
Hoymiles Power Electronics, Inc. Class A	6,896	259,532
Hoyuan Green Energy Co. Ltd. Class A	60,374	347,042
Hua Hong Semiconductor Ltd. (a)(d)	456,000	1,155,160
Huachangda Intelligent Equipment Group Co. Ltd. Class A (a)	192,300	103,992
Huada Automotive Technology Corp. Ltd. Class A	77,100	170,375
Huadian Power International Corp. Ltd. Class H (b)	4,409,308	1,824,110
Huadong Medicine Co. Ltd. Class A	34,200	198,279
Huafon Chemical Co. Ltd. Class A	1,729,200	1,677,994
Huafu Fashion Co. Ltd. Class A (a)	162,800	69,940
Huagong Tech Co. Ltd. Class A	181,500	838,775
Huaibei Mining Holdings Co. Ltd. Class A	57,200	109,521
Huakai Yibai Technology Co. Ltd. Class A (a)	33,500	123,503
Hualan Biological Engineering, Inc. Class A	379,627	1,156,740
Huaneng Power International, Inc. Class H (a)(b)	7,528,416	3,652,774
Huangshan Tourism Development Co. Ltd. Class B (a)	1,516,682	1,088,978
Huatai Securities Co. Ltd. Class A	649,400	1,409,191
Huatai Securities Co. Ltd. Class H (d)	1,267,000	1,617,753
Huaxi Securities Co. Ltd. Class A	452,000	516,164
Huayu Automotive Systems Co. Ltd. Class A	207,761	535,247
Security Description	Shares	Value
Hubei Biocause Pharmaceutical Co. Ltd. Class A	633,300	$ 271,200
Hubei Century Network Technology Co. Ltd. Class A	82,000	161,620
Hubei Feilihua Quartz Glass Co. Ltd. Class A	25,694	159,544
Hubei Jiuzhiyang Infrared System Co. Ltd. Class A	47,600	200,442
Hubei Zhongyi Technology, Inc. Class A	24,200	127,149
Huizhou Desay Sv Automotive Co. Ltd. Class A	150,562	2,968,360
Humanwell Healthcare Group Co. Ltd. Class A	33,900	112,554
Hunan Gold Corp. Ltd. Class A	204,700	342,490
Hunan Huamin Holdings Co. Ltd. Class A (a)	295,700	355,128
Hunan Valin Steel Co. Ltd. Class A	374,800	307,628
Hunan Yuneng New Energy Battery Material Co. Ltd. Class A	44,853	224,334
Hunan Zhongke Electric Co. Ltd. Class A	51,300	74,707
Hundsun Technologies, Inc. Class A	395,110	1,759,780
HUYA, Inc. ADR (a)	35,939	102,067
Hwa Create Co. Ltd. Class A (a)	74,000	273,726
Hwatsing Technology Co. Ltd. Class A	18,826	494,826
Hygeia Healthcare Holdings Co. Ltd. Class C (d)	287,800	1,613,210
Hymson Laser Technology Group Co. Ltd. Class A	42,167	258,706
Hytera Communications Corp. Ltd. Class A (a)	667,900	564,700
HyUnion Holding Co. Ltd. Class A (a)	174,500	156,639
IEIT Systems Co. Ltd. Class A	65,416	337,686
Iflytek Co. Ltd. Class A	239,800	1,667,401
iHuman, Inc. ADR (a)	23,764	71,767
IKD Co. Ltd. Class A	112,000	376,472
I-Mab ADR (a)(b)	36,985	48,820
Imeik Technology Development Co. Ltd. Class A	5,700	305,327
Industrial & Commercial Bank of China Ltd. Class A	6,361,305	4,086,183
Industrial & Commercial Bank of China Ltd. Class H	67,587,656	32,534,518

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Industrial Bank Co. Ltd. Class A	1,312,400	$ 2,934,358
Industrial Securities Co. Ltd. Class A	650,300	573,026
INESA Intelligent Tech, Inc. Class B	4,137,100	2,453,300
Infotmic Co. Ltd. Class A (a)	556,800	460,832
Ingenic Semiconductor Co. Ltd. Class A	35,700	361,177
Inmyshow Digital Technology Group Co. Ltd. Class A	114,900	97,777
Inner Mongolia BaoTou Steel Union Co. Ltd. Class A (a)	3,323,800	784,674
Inner Mongolia ERDOS Resources Co. Ltd. Class A	195,860	246,245
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. Class A	693,900	389,534
Inner Mongolia OJing Science & Technology Co. Ltd. Class A	38,200	251,197
Inner Mongolia Xingye Silver&Tin Mining Co. Ltd. Class A	239,200	318,791
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	254,600	927,089
Inner Mongolia Yitai Coal Co. Ltd. Class B (a)	859,136	1,201,931
Inner Mongolia Yuan Xing Energy Co. Ltd. Class A	181,800	176,416
InnoCare Pharma Ltd. (a)(b)(d)	188,000	142,827
Innovent Biologics, Inc. (a)(d)	1,024,500	5,003,559
Intco Medical Technology Co. Ltd. Class A	56,700	173,935
iQIYI, Inc. ADR (a)(b)	362,444	1,717,985
iRay Technology Co. Ltd. Class A	5,801	195,120
JA Solar Technology Co. Ltd. Class A	349,764	1,228,009
Jade Bird Fire Co. Ltd. Class A	66,040	150,920
Jason Furniture Hangzhou Co. Ltd. Class A	241,940	1,344,563
JCET Group Co. Ltd. Class A	68,300	285,921
JD Health International, Inc. (a)(d)	1,059,650	5,493,184
JD Logistics, Inc. (a)(d)	1,261,400	1,602,550
JD.com, Inc. Class A	2,291,932	33,683,149
Jiajiayue Group Co. Ltd. Class A	228,500	355,338
Jiangling Motors Corp. Ltd. Class A	185,600	440,197
Security Description	Shares	Value
Jiangsu Ankura Smart Transmission Engineering Technology Co. Ltd. Class A (a)	38,100	$ 180,623
Jiangsu Bioperfectus Technologies Co. Ltd. Class A (a)	53,682	378,793
Jiangsu Boqian New Materials Stock Co. Ltd. Class A	28,400	120,761
Jiangsu Cai Qin Technology Co. Ltd. Class A	36,686	111,230
Jiangsu Changshu Automotive Trim Group Co. Ltd. Class A	39,700	105,601
Jiangsu Changshu Rural Commercial Bank Co. Ltd. Class A	209,500	210,485
Jiangsu Cnano Technology Co. Ltd. Class A	34,740	124,450
Jiangsu Eastern Shenghong Co. Ltd. Class A	646,600	1,025,046
Jiangsu Etern Co. Ltd. Class A (a)	122,000	103,317
Jiangsu Expressway Co. Ltd. Class H	3,589,087	3,239,955
Jiangsu General Science Technology Co. Ltd. Class A	311,800	160,485
Jiangsu Guomao Reducer Co. Ltd. Class A	77,500	186,045
Jiangsu Hengli Hydraulic Co. Ltd. Class A	188,651	1,654,572
Jiangsu Hengrui Pharmaceuticals Co. Ltd. Class A	599,416	3,697,321
Jiangsu Hoperun Software Co. Ltd. Class A (a)	51,600	160,415
Jiangsu Jiejie Microelectronics Co. Ltd. Class A	203,450	481,416
Jiangsu King's Luck Brewery JSC Ltd. Class A	33,100	266,545
Jiangsu Linyang Energy Co. Ltd. Class A	217,100	213,353
Jiangsu Nata Opto-electronic Material Co. Ltd. Class A	25,480	105,617
Jiangsu Olive Sensors High-Tech Co. Ltd. Class A	246,700	199,100
Jiangsu Pacific Precision Forging Co. Ltd. Class A	126,000	272,900
Jiangsu Pacific Quartz Co. Ltd. Class A	33,400	489,006
Jiangsu Rongtai Industry Co. Ltd. Class A	92,500	399,798

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Jiangsu Shagang Co. Ltd. Class A	140,000	$ 76,094
Jiangsu Tongli Risheng Machinery Co. Ltd. Class A	29,000	99,549
Jiangsu Xinquan Automotive Trim Co. Ltd. Class A	49,000	333,852
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	159,865	2,839,314
Jiangsu Yangnong Chemical Co. Ltd. Class A	18,850	178,520
Jiangsu Yinhe Electronics Co. Ltd. Class A	133,300	100,811
Jiangsu Yoke Technology Co. Ltd. Class A	204,500	1,813,224
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. Class A	270,278	1,277,614
JiangSu Zhenjiang New Energy Equipment Co. Ltd. Class A	45,900	169,154
Jiangsu Zhongtian Technology Co. Ltd. Class A	243,400	496,104
Jiangxi Copper Co. Ltd. Class H	2,140,000	3,355,427
Jiangxi Ganneng Co. Ltd. Class A (a)	148,300	165,892
Jiangxi GETO New Materials Corp. Ltd. Class A	87,900	192,552
Jiangxi Jovo Energy Co. Ltd. Class A	37,300	122,000
Jiangxi Lianchuang Optoelectronic Science & Technology Co. Ltd. Class A	199,600	899,683
Jiangxi Special Electric Motor Co. Ltd. Class A (a)	62,400	76,054
Jiangxi Xinyu Guoke Technology Co. Ltd. Class A	27,000	95,574
Jiangyin Hengrun Heavy Industries Co. Ltd. Class A	57,500	215,692
Jianshe Industry Group Yunnan Co. Ltd. Class A (a)	215,600	364,574
Jilin Liyuan Precision Manufacturing Co. Ltd. Class A (a)	786,500	157,608
Jilin OLED Material Tech Co. Ltd. Class A	38,870	204,760
Jinan Acetate Chemical Co. Ltd.	30,000	1,026,936
Jinke Properties Group Co. Ltd. Class A (a)	1,035,130	247,212
Security Description	Shares	Value
Jinko Solar Co. Ltd. Class A	348,099	$ 482,558
JinkoSolar Holding Co. Ltd. ADR (a)(b)	45,110	1,369,991
Jinlei Technology Co. Ltd. Class A (a)	51,000	208,599
Jinxin Fertility Group Ltd. (a)(b)(d)	924,000	441,244
Jinzhou Yongshan Lithium Co. Ltd. Class A	84,200	108,056
JiuGui Liquor Co. Ltd. Class A	22,500	272,412
Jiumaojiu International Holdings Ltd. (b)(d)	225,000	306,249
JL Mag Rare-Earth Co. Ltd. Class A	99,584	227,441
Joinn Laboratories China Co. Ltd. Class A	262,011	856,618
Jointo Energy Investment Co. Ltd. Hebei Class A	126,600	99,045
Jointown Pharmaceutical Group Co. Ltd. Class A	653,910	972,013
Jolywood Suzhou Sunwatt Co. Ltd. Class A	101,300	156,557
Jones Tech PLC Class A	59,900	160,649
Joy City Property Ltd.	3,334,000	108,553
Joyoung Co. Ltd. Class A	401,056	783,314
JOYY, Inc. ADR	44,962	1,713,502
Juewei Food Co. Ltd. Class A	19,000	98,002
Kama Co. Ltd. Class B (a)	1,561,100	583,851
Kandi Technologies Group, Inc. (a)(b)	185	640
Kangji Medical Holdings Ltd.	117,500	101,119
Kanzhun Ltd. ADR (a)	259,266	3,933,065
KBC Corp. Ltd. Class A	6,747	73,584
KE Holdings, Inc. ADR	653,018	10,134,839
Keboda Technology Co. Ltd. Class A	10,600	106,484
Keda Industrial Group Co. Ltd. Class A	155,400	248,060
KEDE Numerical Control Co. Ltd. Class A (a)	31,597	336,711
Kehua Data Co. Ltd. Class A	34,800	145,300
Keli Sensing Technology Ningbo Co. Ltd. Class A	35,200	156,004
Keshun Waterproof Technologies Co. Ltd. Class A	146,760	148,860
Keymed Biosciences, Inc. (a)(d)	140,500	895,184
Kingboard Holdings Ltd.	1,143,891	2,567,670
KingClean Electric Co. Ltd. Class A	45,640	167,006
Kingdee International Software Group Co. Ltd. (a)	2,478,700	3,050,961

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Kingnet Network Co. Ltd. Class A	173,600	$ 300,224
Kingsemi Co. Ltd. Class A	16,504	300,099
Kingsoft Cloud Holdings Ltd. (a)(b)	1,130,565	373,879
Kingsoft Corp. Ltd.	851,200	3,086,637
Konfoong Materials International Co. Ltd. Class A	20,700	176,408
Konka Group Co. Ltd. Class B (a)	4,498,523	712,241
KPC Pharmaceuticals, Inc. Class A	208,400	548,907
KSEC Intelligent Technology Co. Ltd. Class A	40,800	130,479
Kuaishou Technology (a)(d)	2,080,700	16,697,459
Kuang-Chi Technologies Co. Ltd. Class A	254,790	504,981
Kunlun Energy Co. Ltd.	5,536,152	4,771,417
Kunlun Tech Co. Ltd. Class A (a)	74,300	390,991
Kunshan Dongwei Technology Co. Ltd. Class A	25,774	185,865
Kunshan GuoLi Electronic Technology Co. Ltd. Class A	12,484	91,123
Kunshan Huguang Auto Harness Co. Ltd. Class A (a)	133,700	331,601
Kunshan Kinglai Hygienic Materials Co. Ltd. Class A	49,180	255,764
Kweichow Moutai Co. Ltd. Class A	108,079	26,680,230
KWG Group Holdings Ltd. (a)(b)	2,128,668	247,335
Landai Technology Group Corp. Ltd. Class A	387,500	351,560
Lanzhou LS Heavy Equipment Co. Ltd. Class A (a)	109,900	98,048
Lao Feng Xiang Co. Ltd. Class A	27,600	243,961
Laobaixing Pharmacy Chain JSC Class A	34,580	121,314
LB Group Co. Ltd. Class A	218,900	551,926
Leader Harmonious Drive Systems Co. Ltd. Class A	15,091	244,580
Lenovo Group Ltd.	7,462,282	7,689,194
Lens Technology Co. Ltd. Class A	401,265	676,325
Leo Group Co. Ltd. Class A (a)	2,202,000	686,071
Leshan Giantstar Farming & Husbandry Corp. Ltd. Class A	28,400	107,079
Security Description	Shares	Value
Levima Advanced Materials Corp. Class A	65,900	$ 176,740
LexinFintech Holdings Ltd. ADR	81,801	180,780
Li Auto, Inc. Class A (a)	1,059,154	18,703,244
Li Ning Co. Ltd.	2,414,193	10,156,944
Lianhua Supermarket Holdings Co. Ltd. Class H (a)	13,000	523
Liaoning Fu-An Heavy Industry Co. Ltd. Class A (a)	214,400	329,586
Liaoning Xinde New Material Technology Co. Ltd. Class A	18,250	109,564
Lifetech Scientific Corp. (a)(b)	4,118,000	1,261,924
Ligao Foods Co. Ltd. Class A	22,700	198,312
Lingyi iTech Guangdong Co. Class A	838,500	658,301
Link Motion, Inc. ADR (a)(f)	16,509	—
Linklogis, Inc. Class B (b)(d)	340,500	76,084
Linktel Technologies Co. Ltd. Class A	17,700	217,723
Livzon Pharmaceutical Group, Inc. Class H	376,327	1,232,504
Lizhong Sitong Light Alloys Group Co. Ltd. Class A	51,700	160,583
Longfor Group Holdings Ltd. (d)	1,447,038	2,601,466
LONGi Green Energy Technology Co. Ltd. Class A	878,604	3,289,753
Longshine Technology Group Co. Ltd. Class A	39,450	104,233
Longyan Zhuoyue New Energy Co. Ltd. Class A	59,733	403,371
Loongson Technology Corp. Ltd. Class A (a)	35,185	419,569
Lu Thai Textile Co. Ltd. Class B	169,800	102,550
Lucky Harvest Co. Ltd. Class A	19,000	106,504
Luenmei Quantum Co. Ltd. Class A	445,808	372,029
Lufax Holding Ltd. ADR	451,985	479,104
Luokung Technology Corp. (a)	259	189
Luoyang Xinqianglian Slewing Bearing Co. Ltd. Class A	34,140	145,308
Luxshare Precision Industry Co. Ltd. Class A	880,629	3,604,345
Luye Pharma Group Ltd. (a)(b)(d)	1,045,500	468,562

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Luzhou Laojiao Co. Ltd. Class A	191,042	$ 5,680,850
Maanshan Iron & Steel Co. Ltd. Class H (b)	3,344,000	550,797
Maccura Biotechnology Co. Ltd. Class A	37,572	77,508
Macmic Science & Technology Co. Ltd. Class A	41,270	299,085
Malion New Materials Co. Ltd. Class A (a)	92,150	127,239
Mango Excellent Media Co. Ltd. Class A	166,050	645,215
Maxscend Microelectronics Co. Ltd. Class A	33,696	539,728
Mega-info Media Co. Ltd. Class A	40,500	111,732
MeiG Smart Technology Co. Ltd. Class A	76,400	278,409
Meinian Onehealth Healthcare Holdings Co. Ltd. Class A (a)	428,360	399,801
Meitu, Inc. (b)(d)	3,138,000	1,402,351
Meituan Class B (a)(d)	4,134,427	60,497,243
Mesnac Co. Ltd. Class A	124,400	120,545
Metallurgical Corp. of China Ltd. Class A	141,800	71,428
Metallurgical Corp. of China Ltd. Class H	2,084,000	439,053
Microport Scientific Corp. (a)(b)	627,637	948,846
Milkyway Chemical Supply Chain Service Co. Ltd. Class A	23,525	238,971
Ming Yang Smart Energy Group Ltd. Class A	160,500	347,622
Ming Yuan Cloud Group Holdings Ltd. (a)(b)	372,000	162,919
Mingchen Health Co. Ltd. Class A (a)	36,300	153,755
MINISO Group Holding Ltd. ADR	94,900	2,457,910
Minmetals Development Co. Ltd. Class A (a)	112,300	146,121
Minth Group Ltd.	250,000	643,207
Miracll Chemicals Co. Ltd. Class A	37,600	115,549
MLS Co. Ltd. Class A	49,748	61,112
MMG Ltd. (a)	1,692,000	518,498
MOBI Development Co. Ltd. (a)	817,000	22,428
MOG Digitech Holdings Ltd. (a)	440,000	824,735
Montage Technology Co. Ltd. Class A	98,087	669,104
Montnets Cloud Technology Group Co. Ltd. Class A (a)	423,300	848,256
Security Description	Shares	Value
Morimatsu International Holdings Co. Ltd. (a)	167,000	$ 122,182
Motic Xiamen Electric Group Co. Ltd. Class A	65,400	93,445
Muyuan Foods Co. Ltd. Class A	602,984	3,135,856
Nancal Technology Co. Ltd. Class A (a)	52,600	307,626
NanJi E-Commerce Co. Ltd. Class A (a)	693,700	339,911
Nanjing Bestway Intelligent Control Technology Co. Ltd. Class A	25,900	158,512
Nanjing Develop Advanced Manufacturing Co. Ltd. Class A	27,933	121,075
Nanjing Quanxin Cable Technology Co. Ltd. Class A (a)	271,100	583,075
Nanjing Vazyme Biotech Co. Ltd. Class A	28,090	111,230
Nantong Jianghai Capacitor Co. Ltd. Class A	172,900	402,719
Nanya New Material Technology Co. Ltd. Class A	73,850	237,796
NARI Technology Co. Ltd. Class A	542,579	1,652,517
National Silicon Industry Group Co. Ltd. Class A (a)	148,506	402,973
Nations Technologies, Inc. Class A (a)	298,500	481,812
NAURA Technology Group Co. Ltd. Class A	33,000	1,092,942
NavInfo Co. Ltd. Class A (a)	229,800	319,511
NBTM New Materials Group Co. Ltd. Class A	225,148	359,705
NetDragon Websoft Holdings Ltd.	34,500	63,786
NetEase, Inc.	1,832,480	37,319,479
New China Life Insurance Co. Ltd. Class H	1,067,500	2,573,389
New Hope Liuhe Co. Ltd. Class A (a)	611,700	923,543
New Horizon Health Ltd. (a)(b)(d)	115,500	277,252
New Oriental Education & Technology Group, Inc. (a)	1,503,110	9,154,714
New Trend International Logis-Tech Co. Ltd. Class A	38,900	100,270
Neway CNC Equipment Suzhou Co. Ltd. Class A	86,993	265,430
Neway Valve Suzhou Co. Ltd. Class A	50,000	104,931
Newland Digital Technology Co. Ltd. Class A (a)	596,220	1,558,932

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Ninestar Corp. Class A	26,600	$ 94,414
Ningbo Deye Technology Co. Ltd. Class A	28,980	308,027
Ningbo Energy Group Co. Ltd. Class A	733,100	429,652
Ningbo Haitian Precision Machinery Co. Ltd. Class A	51,881	213,484
Ningbo Hengshuai Co. Ltd. Class A	31,000	326,647
Ningbo Jifeng Auto Parts Co. Ltd. Class A (a)	98,700	199,683
Ningbo Joyson Electronic Corp. Class A	33,300	79,574
Ningbo Kbe Electrical Technology Co. Ltd. Class A	86,619	591,945
Ningbo Orient Wires & Cables Co. Ltd. Class A	49,800	272,112
Ningbo Ronbay New Energy Technology Co. Ltd. Class A	46,922	270,297
Ningbo Sanxing Medical Electric Co. Ltd. Class A	214,800	534,218
Ningbo Shanshan Co. Ltd. Class A	145,700	277,971
Ningbo Sunrise Elc Technology Co. Ltd. Class A	39,800	116,356
Ningbo Tuopu Group Co. Ltd. Class A	82,800	842,462
Ningbo Xusheng Group Co. Ltd. Class A	145,912	470,435
Ningbo Yongxin Optics Co. Ltd. Class A	10,500	125,166
Ningbo Yunsheng Co. Ltd. Class A	166,300	163,430
Ningbo Zhenyu Technology Co. Ltd. Class A	25,500	219,379
Ningxia Baofeng Energy Group Co. Ltd. Class A	51,000	100,100
Ningxia Western Venture Industrial Co. Ltd. Class A (a)	193,100	121,652
Ningxia Zhongke Biotechnology Co. Ltd. Class A (a)	542,700	285,289
NIO, Inc. ADR (a)	1,379,671	12,472,226
NiSun International Enterprise Development Group Co. Ltd. Class A (a)	180	430
Niu Technologies ADR (a)(b)	24,184	68,441
Noah Holdings Ltd. ADR (b)	19,401	241,930
Nongfu Spring Co. Ltd. Class H (b)(d)	1,630,400	9,367,902
North Copper Co. Ltd. Class A (a)	624,600	475,796
Security Description	Shares	Value
Northeast Securities Co. Ltd. Class A	190,600	$ 200,129
Novogene Co. Ltd. Class A	40,764	126,448
Novoray Corp. Class A	22,949	135,380
NYOCOR Co. Ltd. Class A (a)	555,600	503,306
Obio Technology Shanghai Corp. Ltd. Class A (a)	208,780	271,945
Ocean's King Lighting Science & Technology Co. Ltd. Class A	184,600	212,072
OFILM Group Co. Ltd. Class A (a)	171,000	150,211
OK Science & Technology Co. Ltd. Class A (a)	17,400	185,947
OKE Precision Cutting Tools Co. Ltd. Class A	38,206	179,238
OneConnect Financial Technology Co. Ltd. ADR (a)	111	347
Oppein Home Group, Inc. Class A	18,620	245,064
OPT Machine Vision Tech Co. Ltd. Class A	7,099	110,669
Orient Securities Co. Ltd. Class A	574,256	755,087
Ourpalm Co. Ltd. Class A (a)	121,700	80,345
Ovctek China, Inc. Class A	73,300	258,360
Pangang Group Vanadium Titanium & Resources Co. Ltd. Class A (a)	450,000	227,293
Pansoft Co. Ltd. Class A	36,300	113,896
PDD Holdings, Inc. ADR (a)	628,660	61,652,686
Peijia Medical Ltd. (a)(d)	149,000	132,794
Pengdu Agriculture & Animal Husbandry Co. Ltd. Class A (a)	1,113,800	266,000
People.cn Co. Ltd. Class A	76,100	400,463
People's Insurance Co. Group of China Ltd. Class H	8,484,000	3,043,986
Perfect World Co. Ltd. Class A	429,850	778,783
PetroChina Co. Ltd. Class A	3,237,600	3,546,107
PetroChina Co. Ltd. Class H	21,985,988	16,562,795
Pharmaron Beijing Co. Ltd. Class A	334,175	1,426,462
Phenix Optical Co. Ltd. Class A (a)	96,000	240,469
PhiChem Corp. Class A	43,000	94,490
PICC Property & Casualty Co. Ltd. Class H	7,745,102	9,948,572
Piesat Information Technology Co. Ltd. Class A	24,361	170,626

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Ping An Bank Co. Ltd. Class A	1,110,700	$ 1,707,421
Ping An Healthcare & Technology Co. Ltd. (a)(b)(d)	632,800	1,476,993
Ping An Insurance Group Co. of China Ltd. Class A	647,830	4,294,711
Ping An Insurance Group Co. of China Ltd. Class H	6,107,420	34,974,851
Piotech, Inc. Class A	17,774	581,127
PNC Process Systems Co. Ltd. Class A	42,415	158,640
POCO Holding Co. Ltd. Class A	38,880	243,609
Poly Developments & Holdings Group Co. Ltd. Class A	682,500	1,193,432
Poly Property Group Co. Ltd.	2,151,198	488,918
Pop Mart International Group Ltd. (d)	754,400	2,229,915
Postal Savings Bank of China Co. Ltd. Class A	146,600	100,004
Postal Savings Bank of China Co. Ltd. Class H (d)	7,127,000	3,603,608
Power Construction Corp. of China Ltd. Class A	670,700	492,502
PowerTECH Co. Ltd. Class A	22,650	198,591
Powerwin Tech Group Ltd. (a)	248,000	174,161
Primarius Technologies Co. Ltd. Class A	102,533	354,783
Prosus NV	23,485	694,224
Puxin Ltd. ADR (a)(b)(f)	1,690	—
Puya Semiconductor Shanghai Co. Ltd. Class A (a)	27,119	358,075
Pylon Technologies Co. Ltd. Class A	13,846	248,385
QC Solar Suzhou Co. Ltd. Class A	19,290	136,380
Qianhe Condiment & Food Co. Ltd. Class A	373,065	887,378
Qifu Technology, Inc. ADR	104,830	1,610,189
Qinchuan Machine Tool & Tool Group Share Co. Ltd. Class A (a)	66,000	114,865
Qingdao Ainnovation Technology Group Co. Ltd. Class H (a)(d)	64,800	99,287
Qingdao Gaoce Technology Co. Ltd. Class A	73,970	466,313
Qingdao Gon Technology Co. Ltd. Class A	203,700	599,434
Qingdao Haier Biomedical Co. Ltd. Class A	34,823	183,011
Security Description	Shares	Value
Qingdao Hanhe Cable Co. Ltd. Class A	1,082,200	$ 554,041
Qingdao TGOOD Electric Co. Ltd. Class A	51,400	128,892
Qingdao Tianneng Heavy Industries Co. Ltd. Class A	196,300	194,798
Qingdao Topscomm Communication, Inc. Class A	166,800	244,050
Qingdao Yunlu Advanced Materials Technology Co. Ltd. Class A	24,744	253,392
Qinghai Salt Lake Industry Co. Ltd. Class A (a)	186,900	440,202
QuakeSafe Technologies Co. Ltd. Class A	32,379	88,794
Quectel Wireless Solutions Co. Ltd. Class A	32,398	203,039
Qutoutiao, Inc. ADR (a)(b)(f)	46,099	—
R&G PharmaStudies Co. Ltd. Class A	23,200	226,722
Range Intelligent Computing Technology Group Co. Ltd. Class A	56,900	190,168
Raytron Technology Co. Ltd. Class A	75,844	496,553
Red Avenue New Materials Group Co. Ltd. Class A	14,300	63,907
Remegen Co. Ltd. Class A (a)	60,625	511,993
Remegen Co. Ltd. Class H (a)(b)(d)	51,500	265,001
Rigol Technologies Co. Ltd. Class A	21,317	146,848
Risen Energy Co. Ltd. Class A	172,100	449,752
Rising Nonferrous Metals Share Co. Ltd. Class A (a)	51,200	241,462
Riyue Heavy Industry Co. Ltd. Class A	44,400	96,774
RLX Technology, Inc. ADR (a)(b)	791,363	1,194,958
RoboTechnik Intelligent Technology Co. Ltd. Class A	11,500	129,241
Rockchip Electronics Co. Ltd. Class A	44,200	372,795
RongFa Nuclear Equipment Co. Ltd. Class A (a)	181,900	138,814
Rongsheng Petrochemical Co. Ltd. Class A	640,500	1,047,024
Roshow Technology Co. Ltd. Class A (a)	173,700	164,742
Ruijie Networks Co. Ltd. Class A	23,513	140,708

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Runa Smart Equipment Co. Ltd. Class A	69,800	$ 289,614
Sai Micro Electronics, Inc. Class A (a)	47,600	138,179
SAIC Motor Corp. Ltd. Class A	461,000	936,458
Sailun Group Co. Ltd. Class A	1,186,632	2,053,794
Sangfor Technologies, Inc. Class A (a)	19,261	246,679
Sanhe Tongfei Refrigeration Co. Ltd. Class A	28,200	166,125
Sany Heavy Industry Co. Ltd. Class A	837,500	1,826,562
Satellite Chemical Co. Ltd. Class A	545,400	1,147,580
Sealand Securities Co. Ltd. Class A	1,310,940	671,147
Seazen Group Ltd. (a)	511,238	93,346
Seazen Holdings Co. Ltd. Class A (a)	31,600	57,468
Semitronix Corp. Class A	10,900	118,728
Sensteed Hi-tech Group Class A (a)	954,300	191,233
Seres Group Co. Ltd. Class A (a)	70,498	539,155
SF Holding Co. Ltd. Class A	268,800	1,505,273
SG Micro Corp. Class A	35,538	379,342
Shaanxi Coal Industry Co. Ltd. Class A	594,100	1,505,279
Shaanxi Huaqin Technology Industry Co. Ltd. Class A	4,891	117,137
Shaanxi International Trust Co. Ltd. Class A	869,400	362,760
Shaanxi Lighte Optoelectronics Material Co. Ltd. Class A	133,288	300,393
Shaanxi Sirui Advanced Materials Co. Ltd. Class A	155,660	257,662
Shan Xi Hua Yang Group New Energy Co. Ltd. Class A	202,450	233,968
Shandong Chenming Paper Holdings Ltd. Class B (a)	489,800	108,193
Shandong Fengyuan Chemical Co. Ltd. Class A	68,920	159,015
Shandong Gold Mining Co. Ltd. Class A	625,580	2,156,032
Shandong Himile Mechanical Science & Technology Co. Ltd. Class A	402,900	1,946,550
Shandong Hi-Speed New Energy Group Ltd. (a)	758,697	265,433
Shandong Hualu Hengsheng Chemical Co. Ltd. Class A	35,300	155,527
Security Description	Shares	Value
Shandong Humon Smelting Co. Ltd. Class A (a)	190,400	$ 316,734
Shandong Linglong Tyre Co. Ltd. Class A	191,900	535,210
Shandong Molong Petroleum Machinery Co. Ltd. Class A (a)	408,100	250,380
Shandong Newjf Technology Packaging Co. Ltd. Class A	117,036	242,722
Shandong Pharmaceutical Glass Co. Ltd. Class A	18,364	70,197
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	1,696,000	1,489,875
Shandong Xinhua Pharmaceutical Co. Ltd. Class A	376,292	1,039,668
Shandong Yisheng Livestock & Poultry Breeding Co. Ltd. Class A (a)	227,640	350,876
Shanghai Acrel Co. Ltd. Class A	34,200	126,365
Shanghai Aiko Solar Energy Co. Ltd. Class A	120,700	369,601
Shanghai Anlogic Infotech Co. Ltd. Class A (a)	55,552	315,741
Shanghai Aohua Photoelectricity Endoscope Co. Ltd. Class A (a)	14,998	123,801
Shanghai AtHub Co. Ltd. Class A	290,284	820,361
Shanghai Awinic Technology Co. Ltd. Class A (a)	23,194	210,268
Shanghai Bairun Investment Holding Group Co. Ltd. Class A	374,636	1,482,449
Shanghai Baolong Automotive Corp. Class A	40,500	349,148
Shanghai Baosight Software Co. Ltd. Class A	309,084	1,916,675
Shanghai Baosight Software Co. Ltd. Class B	1,851,647	3,897,717
Shanghai Baosteel Packaging Co. Ltd. Class A	149,300	120,493
Shanghai Belling Co. Ltd. Class A	192,500	410,589
Shanghai Bright Power Semiconductor Co. Ltd. Class A (a)	14,568	215,008
Shanghai Chlor-Alkali Chemical Co. Ltd. Class B	3,235,520	1,578,934

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Shanghai Daimay Automotive Interior Co. Ltd. Class A	614,129	$ 1,481,007
Shanghai Dazhong Public Utilities Group Co. Ltd. Class A	627,400	281,590
Shanghai Electric Group Co. Ltd. Class H (a)	8,572,077	2,002,962
Shanghai Fengyuzhu Culture & Technology Co. Ltd. Class A	380,974	615,980
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class A	253,400	994,714
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	144,500	339,486
Shanghai Friendess Electronic Technology Corp. Ltd. Class A	6,846	234,337
Shanghai Fudan Microelectronics Group Co. Ltd. Class A	72,074	471,870
Shanghai Fudan Microelectronics Group Co. Ltd. Class H (b)	174,000	373,245
Shanghai Fullhan Microelectronics Co. Ltd. Class A	65,663	431,520
Shanghai Ganglian E-Commerce Holdings Co. Ltd. Class A	25,500	104,299
Shanghai Gentech Co. Ltd. Class A (a)	52,723	269,920
Shanghai Geoharbour Construction Group Co. Ltd. Class A	29,900	129,273
Shanghai Guao Electronic Technology Co. Ltd. Class A (a)	28,800	89,810
Shanghai Haohai Biological Technology Co. Ltd. Class A	13,913	216,131
Shanghai Haoyuan Chemexpress Co. Ltd. Class A	37,591	285,631
Shanghai Henlius Biotech, Inc. Class H (a)(d)	86,100	114,333
Shanghai Hiuv New Materials Co. Ltd. Class A	9,699	98,644
Shanghai Huafon Aluminium Corp. Class A	72,400	152,039
Shanghai Huayi Group Co. Ltd. Class B	381,100	153,202
Shanghai International Airport Co. Ltd. Class A (a)	206,800	1,075,476
Security Description	Shares	Value
Shanghai International Port Group Co. Ltd. Class A	1,516,900	$ 1,072,235
Shanghai Jin Jiang Online Network Service Co. Ltd. Class B	1,751,874	898,711
Shanghai Jinjiang International Hotels Co. Ltd. Class B	450,100	740,865
Shanghai Jinjiang International Travel Co. Ltd. Class B	893,400	1,303,471
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class B	1,529,166	1,360,958
Shanghai Junshi Biosciences Co. Ltd. Class A (a)	129,141	682,418
Shanghai Labway Clinical Laboratory Co. Ltd. Class A	51,800	102,310
Shanghai Liangxin Electrical Co. Ltd. Class A	209,080	321,121
Shanghai Lingang Holdings Corp. Ltd. Class B	458,320	296,991
Shanghai Lingyun Industries Development Co. Ltd. Class B (a)	3,677,772	1,474,787
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class A	180,700	237,602
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	1,036,068	420,644
Shanghai M&G Stationery, Inc. Class A	204,581	1,024,906
Shanghai Medicilon, Inc. Class A	20,498	213,934
Shanghai MicroPort Endovascular MedTech Group Co. Ltd. Class A	14,269	363,063
Shanghai MicroPort MedBot Group Co. Ltd. (a)(b)	148,500	343,195
Shanghai Moons' Electric Co. Ltd. Class A	144,516	1,366,463
Shanghai New Power Automotive Technology Co. Ltd. Class B (a)	572,140	119,005
Shanghai Pharmaceuticals Holding Co. Ltd. Class A	415,500	1,031,087
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	422,600	659,381
Shanghai Prisemi Electronics Co. Ltd. Class A	69,700	395,962
Shanghai Pudong Development Bank Co. Ltd. Class A	1,560,400	1,520,618

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Shanghai Putailai New Energy Technology Co. Ltd. Class A	126,720	$ 509,437
Shanghai RAAS Blood Products Co. Ltd. Class A	623,600	595,718
Shanghai Runda Medical Technology Co. Ltd. Class A	236,700	482,773
Shanghai Sanyou Medical Co. Ltd. Class A	75,836	236,696
Shanghai Shibei Hi-Tech Co. Ltd. Class B	708,900	124,057
Shanghai Sinyang Semiconductor Materials Co. Ltd. Class A	49,100	245,239
Shanghai SK Automation Technology Co. Ltd. Class A (a)	107,707	657,854
Shanghai Stonehill Technology Co. Ltd. Class A	1,061,700	431,340
Shanghai Supezet Engineering Technology Corp. Ltd. Class A	82,900	276,722
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. Class A	181,600	296,363
Shanghai Wanye Enterprises Co. Ltd. Class A	224,340	484,968
Shanghai Yaoji Technology Co. Ltd. Class A	70,900	261,773
Shanghai Yct Electronics Group Co. Ltd. Class A	40,600	257,785
Shanghai Yizhong Pharmaceutical Co. Ltd. Class A	12,707	102,727
Shanghai Yuyuan Tourist Mart Group Co. Ltd. Class A	624,088	637,301
Shanghai Zhangjiang High-Tech Park Development Co. Ltd. Class A	195,200	629,613
Shanghai Zijiang Enterprise Group Co. Ltd. Class A	854,500	629,814
Shanghai ZJ Bio-Tech Co. Ltd. Class A	42,392	133,941
Shannon Semiconductor Technology Co. Ltd. Class A	94,100	388,244
Shanxi Blue Flame Holding Co. Ltd. Class A	127,000	138,579
Shanxi Coking Coal Energy Group Co. Ltd. Class A	171,200	236,389
Shanxi Guoxin Energy Corp. Ltd. Class A (a)	262,200	155,468
Security Description	Shares	Value
Shanxi Lu'an Environmental Energy Development Co. Ltd. Class A	123,200	$ 321,116
Shanxi Meijin Energy Co. Ltd. Class A (a)	416,700	401,501
Shanxi Securities Co. Ltd. Class A	215,030	169,704
Shanxi Taigang Stainless Steel Co. Ltd. Class A	427,800	237,218
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. Class A	56,720	1,864,522
Sharetronic Data Technology Co. Ltd. Class A	30,600	109,157
Shengda Resources Co. Ltd. Class A (a)	199,300	394,182
Shenghe Resources Holding Co. Ltd. Class A	61,200	91,308
Shengjing Bank Co. Ltd. Class H (a)(d)	776,300	539,218
Shengyi Electronics Co. Ltd. Class A	160,351	241,877
Shengyi Technology Co. Ltd. Class A	422,700	891,147
Shennan Circuits Co. Ltd. Class A	23,660	216,182
Shenwan Hongyuan Group Co. Ltd. Class A	866,600	515,030
Shenwan Hongyuan HK Ltd. (a)	10,000	472
Shenyang Jinbei Automotive Co. Ltd. Class A (a)	534,300	350,541
Shenzhen Agricultural Products Group Co. Ltd. Class A	839,800	794,183
Shenzhen Baoming Technology Co. Ltd. Class A (a)	18,000	153,620
Shenzhen Bingchuan Network Co. Ltd. Class A	35,900	144,916
Shenzhen Bioeasy Biotechnology Co. Ltd. Class A	51,800	88,374
Shenzhen BSC Technology Co. Ltd. Class A	15,950	97,814
Shenzhen Capchem Technology Co. Ltd. Class A	22,680	136,408
Shenzhen CECport Technologies Co. Ltd. Class A	80,700	265,169
Shenzhen Changhong Technology Co. Ltd. Class A	62,800	124,380
Shenzhen Click Technology Co. Ltd. Class A	79,700	129,738
Shenzhen Das Intellitech Co. Ltd. Class A	1,527,437	677,160

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Shenzhen Desay Battery Technology Co. Class A	47,270	$ 203,010
Shenzhen Dynanonic Co. Ltd. Class A	24,360	255,979
Shenzhen Energy Group Co. Ltd. Class A	161,200	141,160
Shenzhen Envicool Technology Co. Ltd. Class A	53,911	194,459
Shenzhen Expressway Corp. Ltd. Class H	3,097,732	2,531,392
Shenzhen Fastprint Circuit Tech Co. Ltd. Class A	622,100	1,042,561
Shenzhen Fortune Trend Technology Co. Ltd. Class A	12,040	235,867
Shenzhen FRD Science & Technology Co. Ltd. Class A (a)	211,600	553,850
Shenzhen Gongjin Electronics Co. Ltd. Class A	438,000	705,177
Shenzhen H&T Intelligent Control Co. Ltd. Class A	420,000	822,043
Shenzhen Hepalink Pharmaceutical Group Co. Ltd. Class A	233,200	393,695
Shenzhen Honor Electronic Co. Ltd. Class A	15,400	99,387
Shenzhen Injoinic Technology Co. Ltd. Class A	179,255	385,537
Shenzhen Inovance Technology Co. Ltd. Class A	195,458	1,783,756
Shenzhen International Holdings Ltd.	1,289,710	795,380
Shenzhen Investment Ltd.	4,236,326	676,137
Shenzhen Jieshun Science & Technology Industry Co. Ltd. Class A	116,800	174,260
Shenzhen Jingquanhua Electronics Co. Ltd. Class A	90,400	221,231
Shenzhen Jinjia Group Co. Ltd. Class A	405,300	337,113
Shenzhen JPT Opto-Electronics Co. Ltd. Class A	28,174	288,517
Shenzhen Kaifa Technology Co. Ltd. Class A	235,800	556,994
Shenzhen Kangtai Biological Products Co. Ltd. Class A (a)	59,840	240,403
Shenzhen Kedali Industry Co. Ltd. Class A	33,300	439,597
Shenzhen Kingdom Sci-Tech Co. Ltd. Class A	214,900	374,008
Security Description	Shares	Value
Shenzhen Kinwong Electronic Co. Ltd. Class A	21,420	$ 63,063
Shenzhen Kstar Science & Technology Co. Ltd. Class A	68,500	269,929
Shenzhen Lifotronic Technology Co. Ltd. Class A	75,710	222,586
Shenzhen Longsys Electronics Co. Ltd. Class A (a)	8,300	99,795
Shenzhen Longtech Smart Control Co. Ltd. Class A	62,800	230,229
Shenzhen Manst Technology Co. Ltd. Class A (a)	22,200	250,406
Shenzhen Megmeet Electrical Co. Ltd. Class A	204,800	863,248
Shenzhen Microgate Technology Co. Ltd. Class A	140,700	174,191
Shenzhen MinDe Electronics Technology Ltd. Class A	118,880	418,199
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	60,722	2,248,691
Shenzhen Minglida Precision Technology Co. Ltd. Class A	67,600	259,702
Shenzhen MTC Co. Ltd. Class A	2,203,200	1,515,017
Shenzhen Neptunus Bioengineering Co. Ltd. Class A (a)	1,731,762	724,960
Shenzhen New Industries Biomedical Engineering Co. Ltd. Class A	27,230	237,402
Shenzhen Qingyi Photomask Ltd. Class A	87,246	253,029
Shenzhen Rongda Photosensitive & Technology Co. Ltd. Class A	14,600	89,475
Shenzhen SC New Energy Technology Corp. Class A	34,501	359,654
Shenzhen SED Industry Co. Ltd. Class A	82,500	253,419
Shenzhen Senior Technology Material Co. Ltd. Class A	44,950	80,636
Shenzhen Shengxunda Technology Co. Ltd. Class A	52,400	131,112

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Shenzhen Sunlord Electronics Co. Ltd. Class A	191,600	$ 756,328
Shenzhen Sunmoon Microelectronics Co. Ltd. Class A	55,356	305,281
Shenzhen Sunnypol Optoelectronics Co. Ltd. Class A	35,200	147,018
Shenzhen Tagen Group Co. Ltd. Class A	413,800	344,183
Shenzhen Techwinsemi Technology Co. Ltd. Class A	26,020	269,137
Shenzhen Topband Co. Ltd. Class A	158,100	230,887
Shenzhen Transsion Holdings Co. Ltd. Class A	51,338	1,026,936
Shenzhen TXD Technology Co. Ltd. Class A (a)	51,200	113,563
Shenzhen United Winners Laser Co. Ltd. Class A	54,066	177,060
Shenzhen Xinyichang Technology Co. Ltd. Class A	16,400	183,904
Shenzhen YHLO Biotech Co. Ltd. Class A	53,118	139,616
Shenzhen Yinghe Technology Co. Ltd. Class A	67,000	213,900
Shenzhen YUTO Packaging Technology Co. Ltd. Class A	34,400	116,528
Shenzhen Zhaowei Machinery & Electronic Co. Ltd. Class A	39,000	393,065
Shenzhou International Group Holdings Ltd.	792,000	7,584,415
Shijiazhuang Changshan BeiMing Technology Co. Ltd. Class A (a)	437,600	520,741
Shijiazhuang Shangtai Technology Co. Ltd. Class A	34,800	230,511
Shimao Services Holdings Ltd. (a)(b)(d)	337,000	56,799
Shinghwa Advanced Material Group Co. Ltd. Class A	12,200	87,158
Shinry Technologies Co. Ltd. Class A (a)	72,300	350,100
Shoucheng Holdings Ltd.	720,400	148,093
Shuangliang Eco-Energy Systems Co. Ltd. Class A	147,102	213,412
SICC Co. Ltd. Class A (a)	28,566	215,252
Sichuan Hebang Biotechnology Co. Ltd. Class A	1,289,100	414,027
Security Description	Shares	Value
Sichuan Hongda Co. Ltd. Class A (a)	467,600	$ 238,108
Sichuan Injet Electric Co. Ltd. Class A	24,500	191,541
Sichuan Jiuyuan Yinhai Software Co. Ltd. Class A	28,200	103,422
Sichuan Kelun Pharmaceutical Co. Ltd. Class A	26,500	106,025
Sichuan New Energy Power Co. Ltd. Class A (a)	59,900	97,836
Sichuan Rongda Gold Co. Ltd. Class A	47,100	185,148
Sichuan Swellfun Co. Ltd. Class A	21,800	180,486
Sichuan Yahua Industrial Group Co. Ltd. Class A	33,500	68,878
Sieyuan Electric Co. Ltd. Class A	209,400	1,485,337
Siglent Technologies Co. Ltd. Class A	33,386	228,019
Sihuan Pharmaceutical Holdings Group Ltd. (b)	1,377,000	107,251
Silergy Corp.	245,820	2,318,805
Sineng Electric Co. Ltd. Class A	51,028	211,165
Sino Wealth Electronic Ltd. Class A	29,887	103,168
Sino-Agri Leading Biosciences Co. Ltd. Class A	68,300	153,554
Sinocare, Inc. Class A	153,100	539,210
Sinocelltech Group Ltd. Class A (a)	51,545	380,976
Sinoma Science & Technology Co. Ltd. Class A	599,693	1,692,302
Sinomine Resource Group Co. Ltd. Class A	37,044	185,125
Sino-Ocean Group Holding Ltd. (a)(b)	8,457,980	491,376
Sinopec Shanghai Petrochemical Co. Ltd. Class H (a)	8,552,600	1,212,151
Sinopharm Group Co. Ltd. Class H	1,682,400	4,876,304
Sino-Platinum Metals Co. Ltd. Class A	276,779	569,836
Sinotrans Ltd. Class H	6,039,024	2,205,304
Sinotruk Hong Kong Ltd.	110,500	212,765
Sinotruk Jinan Truck Co. Ltd. Class A	246,060	556,575
Sinovac Biotech Ltd. (a)(b)	63,289	409,480
Sipai Health Technology Co. Ltd. (a)	150,400	144,027
SITC International Holdings Co. Ltd.	1,579,000	2,653,222

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Skshu Paint Co. Ltd. Class A (a)	242,630	$ 2,282,186
Skyworth Digital Co. Ltd. Class A	620,600	1,161,855
Smoore International Holdings Ltd. (b)(d)	1,854,000	1,683,120
SOHO China Ltd. (a)(b)	848,500	99,672
Sohu.com Ltd. ADR (a)	13,336	125,625
SooChow Securities Co. Ltd. Class A	224,630	259,909
SOS Ltd. ADR (a)	74	324
South Manganese Investment Ltd. (a)(b)(f)	533,000	25,266
Southern Publishing & Media Co. Ltd. Class A	126,548	273,392
Southwest Securities Co. Ltd. Class A	897,500	507,525
SPT Energy Group, Inc. (a)	20,000	638
StarPower Semiconductor Ltd. Class A	9,600	236,701
State Power Rixin Technology Co. Ltd. Class A	18,600	144,394
STO Express Co. Ltd. Class A (a)	214,579	309,245
Sumavision Technologies Co. Ltd. Class A	135,900	110,984
Sun Art Retail Group Ltd. (b)	2,081,500	441,184
Sunac China Holdings Ltd. (a)(b)	2,427,000	669,359
Sunac Services Holdings Ltd. (b)(d)	315,000	99,344
Sungrow Power Supply Co. Ltd. Class A	198,353	2,436,891
Suning Universal Co. Ltd. Class A	596,500	230,879
Sunny Optical Technology Group Co. Ltd.	835,100	5,832,590
Sunresin New Materials Co. Ltd. Class A	47,700	382,346
Sunrise Group Co. Ltd. Class A	574,856	414,232
Sunward Intelligent Equipment Co. Ltd. Class A (a)	405,600	338,476
Sunwoda Electronic Co. Ltd. Class A	187,200	434,228
Suplet Power Co. Ltd. Class A	56,898	142,757
Suwen Electric Energy Technology Co. Ltd. Class A	32,280	144,880
Suzhou Anjie Technology Co. Ltd. Class A	209,400	391,740
Suzhou Delphi Laser Co. Ltd. Class A	63,138	307,382
Security Description	Shares	Value
Suzhou Dongshan Precision Manufacturing Co. Ltd. Class A	232,400	$ 553,109
Suzhou Douson Drilling & Production Equipment Co. Ltd. Class A (a)	45,800	207,320
Suzhou Everbright Photonics Co. Ltd. Class A	32,576	292,014
Suzhou Good-Ark Electronics Co. Ltd. Class A	162,681	262,138
Suzhou Harmontronics Automation Technology Co. Ltd. Class A	53,826	207,377
Suzhou Hengmingda Electronic Technology Co. Ltd. Class A	37,500	100,470
Suzhou Huaya Intelligence Technology Co. Ltd. Class A	22,100	159,583
Suzhou HYC Technology Co. Ltd. Class A	46,399	198,696
Suzhou Maxwell Technologies Co. Ltd. Class A	20,704	359,818
Suzhou Novosense Microelectronics Co. Ltd. Class A	27,728	452,241
Suzhou Oriental Semiconductor Co. Ltd. Class A	23,924	298,453
Suzhou Recodeal Interconnect System Co. Ltd. Class A	19,553	105,014
Suzhou Secote Precision Electronic Co. Ltd. Class A	43,800	283,213
Suzhou Shijing Environmental Technology Co. Ltd. Class A (a)	31,100	189,099
Suzhou SLAC Precision Equipment Co. Ltd. Class A	72,600	105,526
Suzhou TFC Optical Communication Co. Ltd. Class A	37,800	492,880
Suzhou TZTEK Technology Co. Ltd. Class A	66,233	353,176
Suzhou UIGreen Micro&Nano Technologies Co. Ltd. Class A	31,003	210,680
Suzhou Wanxiang Technology Co. Ltd. Class A	98,700	222,848
Suzhou YourBest New-type Materials Co. Ltd. Class A	34,200	234,799

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Suzhou Zelgen Biopharmaceutical Co. Ltd. Class A (a)	49,648	$ 317,755
SVG Optronics Co. Ltd. Class A (a)	27,988	103,182
Synertone Communication Corp. (a)	2,176	178
Taiji Computer Corp. Ltd. Class A	223,936	940,527
TAL Education Group ADR (a)(b)	435,537	3,967,742
Talkweb Information System Co. Ltd. Class A (a)	98,300	240,429
Tangrenshen Group Co. Ltd. Class A	420,000	367,210
Tayho Advanced Materials Group Co. Ltd. Class A	408,000	903,836
TBEA Co. Ltd. Class A	233,020	473,988
TCL Technology Group Corp. Class A (a)	1,642,300	919,683
TCL Zhonghuan Renewable Energy Technology Co. Ltd. Class A	513,725	1,648,546
Tech-Bank Food Co. Ltd. Class A (a)	602,920	345,909
Telling Telecommunication Holding Co. Ltd. Class A	51,300	59,638
Tencent Holdings Ltd.	5,882,994	230,006,035
Tencent Music Entertainment Group ADR (a)	523,781	3,341,723
Thinkon Semiconductor Jinzhou Corp. Class A	69,737	291,650
Three's Co. Media Group Co. Ltd. Class A	29,568	275,033
Thunder Software Technology Co. Ltd. Class A	19,500	204,936
Tiangong International Co. Ltd.	280,000	91,166
Tianjin 712 Communication & Broadcasting Co. Ltd. Class A	23,800	82,581
Tianjin Capital Environmental Protection Group Co. Ltd. Class A	190,500	152,437
Tianli International Holdings Ltd.	1,594,000	514,926
Tianma Microelectronics Co. Ltd. Class A (a)	186,100	235,507
Tianneng Power International Ltd. (b)	288,000	272,855
Tianqi Lithium Corp. Class A	74,874	564,503
Tianshan Aluminum Group Co. Ltd. Class A	240,900	216,573
Tianshui Huatian Technology Co. Ltd. Class A	252,200	310,847
Security Description	Shares	Value
Tianyang New Materials Shanghai Technology Co. Ltd. Class A (a)	98,000	$ 114,064
Tianyu Digital Technology Dalian Group Co. Ltd. Class A (a)	167,300	121,702
Tibet Summit Resources Co. Ltd. Class A (a)	53,900	106,235
Time Publishing & Media Co. Ltd. Class A	81,600	127,791
Tingyi Cayman Islands Holding Corp.	3,159,020	4,412,709
Titan Wind Energy Suzhou Co. Ltd. Class A (a)	834,489	1,478,675
TKD Science & Technology Co. Ltd. Class A	50,660	108,332
Tofflon Science & Technology Group Co. Ltd. Class A	73,900	192,414
Tongcheng Travel Holdings Ltd. (a)	709,600	1,558,396
TongFu Microelectronics Co. Ltd. Class A	182,344	479,777
Tongling Jingda Special Magnet Wire Co. Ltd. Class A	113,400	64,905
Tongwei Co. Ltd. Class A	459,800	2,035,912
Top Energy Co. Ltd. Class A (a)	96,517	123,995
Topchoice Medical Corp. Class A (a)	29,500	357,122
Topsec Technologies Group, Inc. Class A (a)	402,800	495,363
Topsports International Holdings Ltd. (d)	1,494,000	1,135,019
Toread Holdings Group Co. Ltd. Class A (a)	153,838	167,230
Transfar Zhilian Co. Ltd. Class A	183,500	131,220
TravelSky Technology Ltd. Class H	1,685,514	2,922,589
Triductor Technology Suzhou, Inc. Class A	39,266	441,933
Trina Solar Co. Ltd. Class A	169,433	710,917
Trip.com Group Ltd. (a)	524,658	18,703,692
TRS Information Technology Corp. Ltd. Class A	37,900	100,970
Tsingtao Brewery Co. Ltd. Class A	245,144	2,942,771
Tsingtao Brewery Co. Ltd. Class H	274,000	2,242,561
Tuya, Inc. ADR (a)(b)	49,069	76,057
Unigroup Guoxin Microelectronics Co. Ltd. Class A (a)	53,759	643,418
Uni-President China Holdings Ltd.	145,000	101,828

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Unisplendour Corp. Ltd. Class A (a)	243,776	$ 788,635
Universal Health International Group Holding Ltd. (a)	6,900	64
Universal Scientific Industrial Shanghai Co. Ltd. Class A	221,600	443,763
Up Fintech Holding Ltd. ADR (a)(b)	97,834	500,910
Uxin Ltd. ADR (a)	259	422
Valiant Co. Ltd. Class A	434,300	1,028,860
Vanchip Tianjin Technology Co. Ltd. Class A (a)	46,234	362,282
Verisilicon Microelectronics Shanghai Co. Ltd. Class A (a)	59,166	486,841
Victory Giant Technology Huizhou Co. Ltd. Class A	67,400	206,851
Vipshop Holdings Ltd. ADR (a)	295,455	4,730,235
Visionox Technology, Inc. Class A (a)	160,400	170,180
Visual China Group Co. Ltd. Class A	222,000	456,752
Viva Biotech Holdings (a)(d)	740,000	119,052
Vnet Group, Inc. ADR (a)(b)	89,125	278,961
Walvax Biotechnology Co. Ltd. Class A	194,600	628,746
Wangneng Environment Co. Ltd. Class A	207,810	446,667
Wanhua Chemical Group Co. Ltd. Class A	216,500	2,624,477
Want Want China Holdings Ltd.	6,750,976	4,404,769
Wasu Media Holding Co. Ltd. Class A	396,500	417,956
Wayz Intelligent Manufacturing Technology Co. Ltd. Class A (a)	19,646	100,930
Wcon Electronics Guangdong Co. Ltd. Class A	32,800	219,379
Weaver Network Technology Co. Ltd. Class A	23,800	172,381
Weibo Corp. ADR	49,227	617,307
Weichai Power Co. Ltd. Class A	2,254,888	3,877,946
Weichai Power Co. Ltd. Class H	1,763,000	2,399,635
Weimob, Inc. (a)(b)(d)	1,939,000	839,292
Wellhope Foods Co. Ltd. Class A	381,800	463,772
Wencan Group Co. Ltd. Class A	49,500	277,742
Wens Foodstuffs Group Co. Ltd. Class A	179,100	427,239
Security Description	Shares	Value
Wenzhou Yihua Connector Co. Ltd. Class A	33,100	$ 162,280
West China Cement Ltd.	4,086,000	380,853
Western Region Gold Co. Ltd. Class A	138,444	254,817
Western Superconducting Technologies Co. Ltd. Class A	29,156	183,122
Will Semiconductor Co. Ltd. Shanghai Class A	60,704	775,365
Willfar Information Technology Co. Ltd. Class A	33,508	136,410
Willing New Energy Co. Ltd. Class A (a)	145,000	249,370
WINBO-Dongjian Automotive Technology Co. Ltd. Class A	104,300	193,690
Wingtech Technology Co. Ltd. Class A (a)	168,572	1,009,940
Winning Health Technology Group Co. Ltd. Class A	263,800	263,954
Wisdom Sports Group (a)	50,000	402
Wolong Electric Group Co. Ltd. Class A	215,600	355,992
Wondershare Technology Group Co. Ltd. Class A (a)	16,100	219,985
Wuhan DR Laser Technology Corp. Ltd. Class A	33,689	331,029
Wuhan Guide Infrared Co. Ltd. Class A	1,120,011	1,171,394
Wuhan Huazhong Numerical Control Co. Ltd. Class A	53,300	319,694
Wuhan Jingce Electronic Group Co. Ltd. Class A	21,400	266,202
Wuhan LinControl Automotive Electronics Co. Ltd. Class A	43,464	470,687
Wuliangye Yibin Co. Ltd. Class A	410,475	8,794,585
WUS Printed Circuit Kunshan Co. Ltd. Class A	245,450	758,341
WuXi AppTec Co. Ltd. Class A	435,699	5,153,696
WuXi AppTec Co. Ltd. Class H (b)(d)	275,000	3,291,847
Wuxi Autowell Technology Co. Ltd. Class A	20,936	410,516
Wuxi Biologics Cayman, Inc. (a)(d)	3,459,500	20,164,607
Wuxi Boton Technology Co. Ltd. Class A (a)	33,900	84,404
Wuxi Chipown Micro-Electronics Ltd. Class A	34,335	259,194

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Wuxi DK Electronic Materials Co. Ltd. Class A (a)	22,500	$ 206,386
Wuxi ETEK Microelectronics Co. Ltd. Class A	50,488	310,450
Wuxi Lead Intelligent Equipment Co. Ltd. Class A	112,900	421,801
Wuxi Longsheng Technology Co. Ltd. Class A	178,400	464,502
Wuxi NCE Power Co. Ltd. Class A	41,580	194,610
Wuxi Taiji Industry Co. Ltd. Class A (a)	159,700	142,696
Wuxi Xinje Electric Co. Ltd. Class A	20,900	119,908
XD, Inc. (a)	299,800	543,570
XGD, Inc. Class A	57,700	195,217
Xiabuxiabu Catering Management China Holdings Co. Ltd. (d)	202,000	85,114
Xiamen Amoytop Biotech Co. Ltd. Class A	25,896	138,086
Xiamen C & D, Inc. Class A	152,100	207,094
Xiamen Changelight Co. Ltd. Class A (a)	107,500	99,448
Xiamen Faratronic Co. Ltd. Class A	16,312	217,016
Xiamen Jihong Technology Co. Ltd. Class A	70,400	176,924
Xiamen Kingdomway Group Co. Class A	194,600	483,178
Xi'an Sinofuse Electric Co. Ltd. Class A	14,200	220,920
Xi'an Tian He Defense Technology Co. Ltd. Class A (a)	80,000	114,305
Xi'an Triangle Defense Co. Ltd. Class A	23,800	104,696
Xiangcai Co. Ltd. Class A	66,400	71,360
Xiangtan Electrochemical Scientific Co. Ltd. Class A	65,800	98,803
Xiaomi Corp. Class B (a)(d)	15,599,200	24,578,373
Xilinmen Furniture Co. Ltd. Class A	202,900	592,346
Xingtong Shipping Co. Ltd. Class A	69,040	153,986
Xingyuan Environment Technology Co. Ltd. Class A (a)	331,400	151,923
Xinhua Winshare Publishing & Media Co. Ltd. Class A	251,980	469,323
Xinhuanet Co. Ltd. Class A	174,200	730,919
Xinjiang Daqo New Energy Co. Ltd. Class A	18,215	101,078
Security Description	Shares	Value
Xinjiang Tianshan Cement Co. Ltd. Class A	205,700	$ 219,654
Xinte Energy Co. Ltd. Class H (a)(b)	139,600	275,569
Xinxiang Richful Lube Additive Co. Ltd. Class A	27,550	168,989
Xinyi Glass Holdings Ltd.	3,738,340	4,840,078
Xinyi Solar Holdings Ltd.	4,494,876	3,363,187
Xinzhi Group Co. Ltd. Class A	70,800	153,732
Xizi Clean Energy Equipment Manufacturing Co. Ltd. Class A	79,400	141,565
XPeng, Inc. Class A (a)(b)	1,000,430	8,935,319
Xtep International Holdings Ltd.	1,116,807	1,035,262
Xuji Electric Co. Ltd. Class A	69,900	186,029
Xunlei Ltd. ADR (a)	93,825	151,058
Yadea Group Holdings Ltd. (d)	620,000	1,151,043
Yangling Metron New Material, Inc. Class A	32,500	185,568
Yangzhou Yangjie Electronic Technology Co. Ltd. Class A	41,000	196,735
Yangzijiang Shipbuilding Holdings Ltd.	991,900	1,206,355
Yankuang Energy Group Co. Ltd. Class H (b)	2,425,221	4,582,988
Yantai Dongcheng Pharmaceutical Co. Ltd. Class A	600,612	1,370,920
Yantai Eddie Precision Machinery Co. Ltd. Class A	433,729	1,054,892
Yatsen Holding Ltd. ADR (a)(b)	228,355	228,355
Yeahka Ltd. (a)	136,400	257,758
Yealink Network Technology Corp. Ltd. Class A	28,903	141,386
Yestar Healthcare Holdings Co. Ltd. (a)	22,500	546
YGSOFT, Inc. Class A	1,509,977	1,276,664
YiChang HEC ChangJiang Pharmaceutical Co. Ltd. Class H (a)(d)	74,000	63,117
Yidu Tech, Inc. (a)(b)(d)	389,000	197,683
Yifeng Pharmacy Chain Co. Ltd. Class A	86,413	415,949
Yihai International Holding Ltd.	250,000	430,933
Yijiahe Technology Co. Ltd. Class A (a)	21,520	99,599
Yinbang Clad Material Co. Ltd. Class A (a)	335,300	301,440
Yincheng International Holding Co. Ltd. (a)	96,000	564

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Yingkou Jinchen Machinery Co. Ltd. Class A	33,125	$ 232,783
Yixintang Pharmaceutical Group Co. Ltd. Class A	33,900	107,901
Yizumi Holdings Co. Ltd. Class A	48,800	125,588
Yonfer Agricultural Technology Co. Ltd. Class A	460,600	674,550
YongXing Special Materials Technology Co. Ltd. Class A	26,650	166,138
Yonyou Network Technology Co. Ltd. Class A	475,670	1,085,082
Yotrio Group Co. Ltd. Class A	1,263,430	586,130
Youdao, Inc. ADR (a)(b)	29,421	118,272
Youngy Co. Ltd. Class A	17,200	129,087
Youzu Interactive Co. Ltd. Class A (a)	238,000	383,505
YTO Express Group Co. Ltd. Class A	429,400	885,823
Yuexiu Property Co. Ltd.	2,866,600	3,305,145
Yuexiu Transport Infrastructure Ltd.	1,258	667
Yum China Holdings, Inc.	401,160	22,352,635
Yunda Holding Co. Ltd. Class A	455,288	616,153
Yuneng Technology Co. Ltd. Class A	11,145	194,119
Yunnan Aluminium Co. Ltd. Class A	211,400	438,135
Yunnan Baiyao Group Co. Ltd. Class A	37,100	271,411
Yunnan Botanee Bio-Technology Group Co. Ltd. Class A	10,600	135,756
Yunnan Energy New Material Co. Ltd. Class A	36,683	301,590
Yunnan Lincang Xinyuan Germanium Industrial Co. Ltd. Class A (a)	42,100	76,217
Yunnan Tin Co. Ltd. Class A	54,400	106,997
Yunnan Yuntianhua Co. Ltd. Class A	53,700	125,963
Yusys Technologies Co. Ltd. Class A	28,320	66,779
Yutong Heavy Industries Co. Ltd. Class A	111,600	145,517
Zai Lab Ltd. (a)	756,790	1,830,168
Zangge Mining Co. Ltd. Class A	63,200	197,951
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. Class A	15,400	581,716
Zhaojin Mining Industry Co. Ltd. Class H	738,500	1,029,695
Security Description	Shares	Value
Zhefu Holding Group Co. Ltd. Class A	1,788,600	$ 952,513
Zhejiang Akcome New Energy Technology Co. Ltd. Class A (a)	578,900	188,312
Zhejiang Asia-Pacific Mechanical & Electronic Co. Ltd. Class A (a)	358,826	467,879
Zhejiang Ausun Pharmaceutical Co. Ltd. Class A	71,260	139,375
Zhejiang Century Huatong Group Co. Ltd. Class A (a)	422,700	280,224
Zhejiang Cfmoto Power Co. Ltd. Class A	15,224	292,956
Zhejiang Chengchang Technology Co. Ltd. Class A	20,900	237,579
Zhejiang China Commodities City Group Co. Ltd. Class A	122,000	151,375
Zhejiang Chint Electrics Co. Ltd. Class A	156,200	499,317
Zhejiang Communications Technology Co. Ltd. Class A	574,640	323,374
Zhejiang Crystal-Optech Co. Ltd. Class A	422,700	647,474
Zhejiang Dafeng Industry Co. Ltd. Class A	81,500	149,224
Zhejiang Dahua Technology Co. Ltd. Class A	201,400	615,610
Zhejiang Daily Digital Culture Group Co. Ltd. Class A	78,900	146,846
Zhejiang Dingli Machinery Co. Ltd. Class A	35,000	253,406
Zhejiang Expressway Co. Ltd. Class H (b)	2,934,740	2,188,357
Zhejiang Gongdong Medical Technology Co. Ltd. Class A	21,100	161,166
Zhejiang HangKe Technology, Inc. Co. Class A	94,625	339,628
Zhejiang Hechuan Technology Corp. Ltd. Class A	50,156	275,365
Zhejiang Hisoar Pharmaceutical Co. Ltd. Class A	234,600	276,919
Zhejiang Huahai Pharmaceutical Co. Ltd. Class A	31,500	73,283
Zhejiang Huatie Emergency Equipment Science & Technology Co. Ltd. Class A (a)	238,750	201,204

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Zhejiang Huayou Cobalt Co. Ltd. Class A	136,900	$ 704,817
Zhejiang Jiahua Energy Chemical Industry Co. Ltd. Class A	186,500	213,487
Zhejiang Jinggong Integration Technology Co. Ltd. Class A	78,200	183,432
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. Class A	210,100	1,375,819
Zhejiang Jingu Co. Ltd. Class A (a)	437,700	443,963
Zhejiang Jingxin Pharmaceutical Co. Ltd. Class A	222,320	380,209
Zhejiang Jinke Tom Culture Industry Co. Ltd. Class A (a)	369,700	265,385
Zhejiang Juhua Co. Ltd. Class A	414,100	865,059
Zhejiang Lante Optics Co. Ltd. Class A (a)	77,514	188,206
Zhejiang Leapmotor Technologies Ltd. (a)(b)(d)	57,700	256,384
Zhejiang Meida Industrial Co. Ltd. Class A	195,900	286,896
Zhejiang Meorient Commerce & Exhibition, Inc. Class A (a)	49,850	235,780
Zhejiang Narada Power Source Co. Ltd. Class A (a)	145,300	285,784
Zhejiang NHU Co. Ltd. Class A	269,088	599,799
Zhejiang Orient Financial Holdings Group Co. Ltd. Class A	597,021	308,108
Zhejiang Provincial New Energy Investment Group Co. Ltd. Class A	155,700	217,552
Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A	250,542	1,021,322
Zhejiang Semir Garment Co. Ltd. Class A	171,900	145,103
Zhejiang Shibao Co. Ltd. Class A (a)	111,400	259,015
Zhejiang Shuanghuan Driveline Co. Ltd. Class A	80,800	315,847
Zhejiang Songyuan Automotive Safety Systems Co. Ltd. Class A	116,400	438,871
Zhejiang Sunriver Culture Tourism Co. Ltd. Class A (a)	305,200	313,756
Zhejiang Supor Co. Ltd. Class A	24,277	161,541
Security Description	Shares	Value
Zhejiang Tiantie Industry Co. Ltd. Class A	170,600	$ 147,284
Zhejiang Weiming Environment Protection Co. Ltd. Class A	457,541	1,111,550
Zhejiang Weixing New Building Materials Co. Ltd. Class A	190,200	476,430
Zhejiang Windey Co. Ltd. Class A	78,700	120,765
Zhejiang XCC Group Co. Ltd. Class A	74,800	198,146
Zhejiang Xianju Pharmaceutical Co. Ltd. Class A	225,300	360,567
Zhejiang Xinneng Solar Photovoltaic Technology Co. Ltd. Class A	171,100	312,810
Zhejiang Yasha Decoration Co. Ltd. Class A	1,351,025	1,001,343
Zhejiang Yinlun Machinery Co. Ltd. Class A	92,400	239,568
Zhejiang Yonggui Electric Equipment Co. Ltd. Class A (a)	53,200	98,284
Zhejiang Yonghe Refrigerant Co. Ltd. Class A	38,500	143,099
Zhejiang Yongtai Technology Co. Ltd. Class A	240,460	422,453
Zhengzhou Coal Mining Machinery Group Co. Ltd. Class H	123,800	120,767
Zhengzhou GL Tech Co. Ltd. Class A (a)	74,400	219,143
Zheshang Securities Co. Ltd. Class A	210,800	291,647
Zhihu, Inc. ADR (a)(b)	339,636	353,221
ZhongAn Online P&C Insurance Co. Ltd. Class H (a)(d)	411,300	1,213,127
Zhongji Innolight Co. Ltd. Class A	55,700	885,298
Zhonglu Co. Ltd. Class A (a)	134,500	249,219
Zhongsheng Group Holdings Ltd.	193,000	543,377
Zhuhai Bojay Electronics Co. Ltd. Class A (a)	64,000	305,605
Zhuhai Enpower Electric Co. Ltd. Class A	236,500	554,427
Zhuzhou CRRC Times Electric Co. Ltd. Class H	883,425	3,056,853
Zhuzhou Huarui Precision Cutting Tools Co. Ltd. Class A	26,506	333,792
Zhuzhou Kibing Group Co. Ltd. Class A	51,800	58,300
Zhuzhou Smelter Group Co. Ltd. Class A (a)	541,100	595,631

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Zijin Mining Group Co. Ltd. Class A	849,800	$ 1,414,827
Zijin Mining Group Co. Ltd. Class H (b)	7,520,431	11,503,637
ZJAMP Group Co. Ltd. Class A	65,400	101,703
Zkteco Co. Ltd. Class A	35,200	161,077
Zoomlion Heavy Industry Science & Technology Co. Ltd. Class A	1,925,400	1,810,245
ZTE Corp. Class H	1,542,345	4,657,451
ZTO Express Cayman, Inc. ADR	456,622	11,036,554
ZWSOFT Co. Ltd. Guangzhou Class A	10,218	169,754
		2,253,595,482
COLOMBIA — 0.2%
Almacenes Exito SA ADR (a)(b)	104,822	574,425
Banco Davivienda SA Preference Shares (c)	255,758	1,106,229
Banco de Bogota SA	65,716	409,307
Bancolombia SA	326,553	2,486,699
Bancolombia SA ADR (b)	112,563	3,003,181
Bolsa de Valores de Colombia	281,937	627,152
Celsia SA ESP	125,995	80,312
Cementos Argos SA	125,738	152,590
Cementos Argos SA Preference Shares (c)	192,569	183,290
Corp. Financiera Colombiana SA	132,150	449,105
Ecopetrol SA	3,345,612	1,955,621
Empresa de Telecomunicaciones de Bogota (a)	4,282,794	89,976
Grupo Argos SA	66,611	153,934
Grupo Argos SA Preference Shares (c)	237,939	389,021
Grupo Aval Acciones y Valores SA	3,330,908	398,461
Grupo de Inversiones Suramericana SA	2,917	23,064
Grupo de Inversiones Suramericana SA Preference Shares (c)	131,243	398,014
Grupo Nutresa SA	5,736	70,205
Interconexion Electrica SA ESP	500,880	1,847,057
Procaps Group SA (a)	11,378	41,188
		14,438,831
CZECH REPUBLIC — 0.2%
CEZ AS	257,657	10,976,520
Komercni Banka AS	167,698	4,898,846
		15,875,366
Security Description	Shares	Value
EGYPT — 0.1%
Commercial International Bank Egypt SAE	3,133,227	$ 6,083,936
EFG Holding S.A.E. (a)	2,950,523	1,408,421
Egypt Kuwait Holding Co. SAE	1,868,974	1,736,277
Orascom Investment Holding (a)	105,174	776
QALA For Financial Investments (a)	817,158	56,328
		9,285,738
GREECE — 0.4%
Alpha Services & Holdings SA (a)	1,012,343	1,348,883
Danaos Corp. (b)	5,972	395,466
Diana Shipping, Inc.	60,891	211,292
Eurobank Ergasias Services & Holdings SA Class A (a)	4,133,622	6,385,273
FF Group (a)(f)	5,627	—
Fourlis Holdings SA	176	811
GEK Terna Holding Real Estate Construction SA	54,053	753,128
Hellenic Exchanges - Athens Stock Exchange SA	287,891	1,460,014
Hellenic Telecommunications Organization SA	237,778	3,479,150
Intralot SA-Integrated Information Systems & Gaming Services (a)	1,894,524	1,253,642
JUMBO SA	97,789	2,691,887
LAMDA Development SA (a)	27,275	176,730
MIG Holdings SA (a)	1,004	4,204
Mytilineos SA	4,357	160,900
National Bank of Greece SA (a)	416,537	2,354,986
OceanPal, Inc. (a)	1,905	5,582
OPAP SA	367,701	6,174,353
Piraeus Financial Holdings SA (a)	717,045	2,133,272
Public Power Corp. SA (a)	65,468	658,485
Safe Bulkers, Inc. (b)	178,977	579,885
Sarantis SA	31,689	246,598
Star Bulk Carriers Corp.	72,075	1,389,606
Tsakos Energy Navigation Ltd.	31,596	656,565
United Maritime Corp.	924	2,218
		32,522,930
HONG KONG — 0.3%
Alibaba Pictures Group Ltd. (a)(b)	21,252,400	1,682,423
C Fiber Optic (a)(f)	88,800	—
CA Cultural Technology Group Ltd. (a)	65,000	241

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Chia Tai Enterprises International Ltd. (a)	2,300	$ 420
China Common Rich Renewable Energy Investments Ltd. (a)(f)	856,000	—
China Financial Leasing Group Ltd. (a)	2,000	42
China High Speed Transmission Equipment Group Co. Ltd. (a)	1,992,000	572,279
China Huishan Dairy Holdings Co. Ltd. (a)(f)	310,600	—
China Huiyuan Juice Group Ltd. (a)(f)	188,500	—
China Jicheng Holdings Ltd. (a)(d)	1,123	42
China National Culture Group Ltd. (a)	2,300	79
Chong Sing Holdings FinTech Group Ltd. (a)(f)	2,281,618	—
Citychamp Watch & Jewellery Group Ltd. (a)	4,080,000	614,721
Digital China Holdings Ltd.	2,049,000	651,444
Ding Yi Feng Holdings Group International Ltd. (a)	488,000	92,841
Eternity Investment Ltd. (a)	40,574	316
Feiyu Technology International Co. Ltd. (a)(d)	19,500	617
First Shanghai Investments Ltd. (a)	40,000	531
Fortior Technology Shenzhen Co. Ltd. Class A	27,011	407,811
Guotai Junan International Holdings Ltd.	1,801,000	140,275
Gushengtang Holdings Ltd. (a)	57,000	321,323
Hengdeli Holdings Ltd. (a)	15,948,000	289,155
Hua Yin International Holdings Ltd. (a)	2,560,000	45,435
Huabao International Holdings Ltd. (b)	1,627,651	556,970
Imperial Pacific International Holdings Ltd. (a)	1,043,500	8,527
IRC Ltd. (a)	44,000	511
Kingboard Laminates Holdings Ltd.	1,057,000	747,688
Life Healthcare Group Ltd. (a)	8,800	83
MH Development NPV (a)(f)	10,600	—
National Agricultural Holdings Ltd. (a)(b)(f)	72,000	—
Neo Telemedia Ltd. (a)	11,664,000	55,104
Security Description	Shares	Value
New Provenance Everlasting Holdings Ltd. Class H (a)	5,858,030	$ 7,480
Nine Dragons Paper Holdings Ltd. (a)	2,929,735	1,645,950
Orient Overseas International Ltd. (b)	72,000	960,693
Ozner Water International Holding Ltd. (a)(f)	738,000	—
Pou Sheng International Holdings Ltd.	1,815,000	157,587
Productive Technologies Co. Ltd. (a)(b)	1,618,000	69,208
SIM Technology Group Ltd. (a)	148,000	6,425
Sino Biopharmaceutical Ltd.	13,341,000	4,820,704
Sinopharm Tech Holdings Ltd. (a)	2,800	49
Skyworth Group Ltd.	867,005	325,465
Solargiga Energy Holdings Ltd.	6,282,000	143,578
SSY Group Ltd.	199,740	115,786
Star CM Holdings Ltd. (a)	27,200	90,298
Tech-Pro, Inc. (a)(b)(f)	484,000	—
Time Interconnect Technology Ltd.	1,088,000	170,872
TROOPS, Inc. (a)(b)	42,629	176,484
United Energy Group Ltd.	8,626,000	1,266,610
United Laboratories International Holdings Ltd.	168,000	170,105
Untrade Real Nutri (a)(f)	199,000	—
Untrade.Chi Ocean Ind (a)(f)	57,625	230
Vision Values Holdings Ltd. (a)	90,000	460
WH Group Ltd. (d)	8,149,721	4,276,812
Xinyi Electric Storage Holdings Ltd. (a)	13,475	3,802
		20,597,476
HUNGARY — 0.3%
MOL Hungarian Oil & Gas PLC	746,200	5,684,335
OTP Bank Nyrt	243,852	8,842,519
Richter Gedeon Nyrt	160,825	3,909,065
		18,435,919
INDIA — 20.4%
360 ONE WAM Ltd.	42,336	255,980
3i Infotech Ltd. (a)	480,632	234,119
Aarti Drugs Ltd.	13,810	90,228
Aarti Industries Ltd.	158,361	937,108
Aarti Pharmalabs Ltd. (a)	31,455	174,981
Aavas Financiers Ltd. (a)	23,608	494,470
ABB India Ltd.	28,774	1,420,054
Action Construction Equipment Ltd.	23,558	195,321

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Adani Energy Solutions Ltd. (a)	296,842	$ 2,896,346
Adani Enterprises Ltd.	313,282	9,106,696
Adani Green Energy Ltd. (a)	416,034	4,945,590
Adani Ports & Special Economic Zone Ltd.	858,040	8,526,024
Adani Power Ltd. (a)	1,032,365	4,692,441
Adani Total Gas Ltd.	280,125	2,068,691
Adani Wilmar Ltd. (a)	139,617	567,270
Aditya Birla Capital Ltd. GDR (a)	285	616
Aditya Birla Fashion & Retail Ltd. (a)	310,482	801,057
Aegis Logistics Ltd.	59,030	234,154
Affle India Ltd. (a)	25,419	338,823
AGI Greenpac Ltd.	28,065	302,766
AIA Engineering Ltd.	27,960	1,182,727
Ajanta Pharma Ltd.	11,013	238,704
Alembic Pharmaceuticals Ltd.	25,364	239,601
Alkem Laboratories Ltd.	8,147	353,767
Alok Industries Ltd. (a)	3,023,354	689,929
Ambuja Cements Ltd.	499,816	2,556,824
Anant Raj Ltd.	1,193,537	3,156,271
Andhra Sugars Ltd.	86,374	123,412
Angel One Ltd.	46,428	1,034,690
Anup Engineering Limited	5,535	132,154
Apar Industries Ltd.	17,082	1,126,759
Apcotex Industries Ltd.	43,698	268,109
APL Apollo Tubes Ltd.	184,916	3,618,545
Apollo Hospitals Enterprise Ltd.	160,130	9,907,220
Aptus Value Housing Finance India Ltd.	110,492	389,058
Asahi India Glass Ltd.	64,773	489,924
Ashapura Minechem Ltd. (a)	244,037	853,705
Ashok Leyland Ltd.	1,239,304	2,641,540
Asian Paints Ltd.	440,199	16,756,625
Astral Ltd.	68,484	1,577,195
AstraZeneca Pharma India Ltd.	60,314	3,270,772
Atul Ltd.	12,443	1,055,721
AU Small Finance Bank Ltd. (d)	256,091	2,200,363
AurionPro Solutions Ltd.	9,219	137,361
Aurobindo Pharma Ltd.	521,707	5,744,408
Avalon Technologies Ltd. (a)(d)	19,887	133,009
Avanti Feeds Ltd.	38,180	202,897
Avenue Supermarts Ltd. (a)(d)	161,967	7,169,038
Axis Bank Ltd.	2,554,619	31,892,265
Bajaj Auto Ltd.	89,941	5,484,434
Bajaj Finance Ltd.	306,312	28,811,301
Bajaj Finserv Ltd.	448,577	8,320,211
Security Description	Shares	Value
Bajaj Hindusthan Sugar Ltd. (a)	2,105,428	$ 665,543
Bajaj Holdings & Investment Ltd.	26,155	2,238,921
Balkrishna Industries Ltd.	76,315	2,350,621
Balrampur Chini Mills Ltd.	686,011	3,608,443
Bandhan Bank Ltd. (d)	1,024,259	3,103,320
Barbeque Nation Hospitality Ltd. (a)	7,874	70,352
BASF India Ltd.	12,537	385,691
Bata India Ltd.	9,094	176,139
Bayer CropScience Ltd.	12,462	801,426
Berger Paints India Ltd. (e)	176,858	1,211,514
Berger Paints India Ltd. (a)(e)	35,372	242,303
Best Agrolife Ltd.	9,407	127,311
BF Investment Ltd. (a)	275,824	1,714,408
Bharat Dynamics Ltd.	27,495	341,464
Bharat Electronics Ltd.	3,298,137	5,492,841
Bharat Forge Ltd.	206,862	2,719,258
Bharat Heavy Electricals Ltd.	2,502,641	3,947,989
Bharat Petroleum Corp. Ltd.	756,920	3,159,255
Bharti Airtel Ltd.	2,992,274	33,381,514
Biocon Ltd.	586,278	1,921,754
Birlasoft Ltd.	316,765	1,843,763
Bombay Dyeing & Manufacturing Co. Ltd. (a)	158,529	274,329
Borosil Renewables Ltd. (a)	38,126	196,848
Bosch Ltd.	2,389	547,175
Brightcom Group Ltd.	1,755,041	399,443
Britannia Industries Ltd.	212,025	11,584,474
Camlin Fine Sciences Ltd. (a)	83,974	165,792
Can Fin Homes Ltd.	146,856	1,352,526
Caplin Point Laboratories Ltd.	114,209	1,417,757
Carborundum Universal Ltd.	10,691	151,531
Care Ratings Ltd.	29,550	312,025
Cartrade Tech Ltd. (a)	28,844	191,144
Carysil Ltd.	30,851	230,376
Castrol India Ltd.	365,216	609,344
Ceat Ltd.	14,126	360,978
Central Bank of India Ltd. (a)	489,686	302,511
CG Power & Industrial Solutions Ltd.	729,459	3,884,416
Chalet Hotels Ltd. (a)	97,617	655,296
Chambal Fertilisers & Chemicals Ltd.	89,627	298,806
Chennai Petroleum Corp. Ltd.	63,656	391,098
Cholamandalam Investment & Finance Co. Ltd.	383,856	5,628,093
CIE Automotive India Ltd.	16,695	96,652

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Cipla Ltd.	755,490	$ 10,791,317
City Union Bank Ltd.	112,776	172,068
Coal India Ltd.	1,515,276	5,386,594
Coforge Ltd.	38,350	2,357,330
Colgate-Palmolive India Ltd.	80,530	1,944,900
Computer Age Management Services Ltd.	2,156	65,181
Container Corp. of India Ltd.	123,318	1,063,572
CORE Education & Technologies Ltd. (a)(f)	9,253	—
Coromandel International Ltd.	81,484	1,124,804
Craftsman Automation Ltd.	1,785	99,641
CreditAccess Grameen Ltd. (a)	53,674	850,278
Cressanda Solutions Ltd. (a)	875,492	254,294
CRISIL Ltd.	16,875	797,435
Crompton Greaves Consumer Electricals Ltd.	358,036	1,335,932
Cummins India Ltd.	39,534	807,569
Cyient Ltd.	33,382	681,097
D B Realty Ltd. (a)	79,180	154,753
Dabur India Ltd.	625,671	4,156,008
Dalmia Bharat Ltd.	22,468	650,531
Data Patterns India Ltd.	24,665	624,101
DCB Bank Ltd.	1,989,822	2,986,845
DCM Shriram Ltd.	36,257	475,713
Deepak Fertilisers & Petrochemicals Corp. Ltd.	50,987	397,133
Deepak Nitrite Ltd.	141,847	3,622,049
Delhivery Ltd. (a)	167,055	830,233
Delta Corp. Ltd.	235,726	405,077
Dhani Services Ltd. (a)	342,087	173,224
Dilip Buildcon Ltd. (d)	18,640	69,888
Dish TV India Ltd. (a)	2,387,448	526,128
Dishman Carbogen Amcis Ltd. (a)	151,983	297,501
Divi's Laboratories Ltd.	123,063	5,579,765
Dixon Technologies India Ltd.	34,462	2,195,031
DLF Ltd.	412,656	2,638,196
Dr Lal PathLabs Ltd. (d)	30,390	923,818
Dr Reddy's Laboratories Ltd. ADR	188,785	12,624,053
Dwarikesh Sugar Industries Ltd.	147,723	185,807
Dynamatic Technologies Ltd.	2,913	142,927
Easy Trip Planners Ltd. (a)	875,105	427,324
Edelweiss Financial Services Ltd.	583,442	430,338
Eicher Motors Ltd.	126,258	5,240,829
Security Description	Shares	Value
EID Parry India Ltd.	59,651	$ 374,932
EKI Energy Services Ltd. (a)	38,133	219,408
Elecon Engineering Co. Ltd.	57,408	534,632
Elgi Equipments Ltd.	210,787	1,297,092
Emami Ltd.	68,147	441,874
Embassy Office Parks REIT	217,094	785,882
eMudhra Ltd.	25,780	145,103
Endurance Technologies Ltd. (d)	14,493	277,787
Epigral Ltd.	12,124	145,051
EPL Ltd.	114,771	258,037
Equitas Small Finance Bank Ltd. (d)	185,758	200,541
Era Infra Engineering Ltd. (a)(f)	2,941	—
Escorts Kubota Ltd.	58,951	2,261,103
Eureka Forbes Ltd. (a)	34,106	200,304
Exide Industries Ltd.	122,678	384,988
Fairchem Organics Ltd.	9,009	127,674
FDC Ltd. (a)	256,745	1,186,160
Federal Bank Ltd.	588,192	1,042,637
Fertilisers & Chemicals Travancore Ltd.	38,003	246,439
FIEM Industries Ltd.	5,203	112,636
Fine Organic Industries Ltd.	10,587	611,331
Finolex Cables Ltd.	20,951	282,824
Finolex Industries Ltd.	139,906	377,390
Firstsource Solutions Ltd.	44,545	89,877
Force Motors Ltd.	2,290	105,590
Fortis Healthcare Ltd.	742,119	3,038,049
FSN E-Commerce Ventures Ltd. (a)	503,068	928,093
Future Consumer Ltd. (a)	4,966,071	47,842
Gabriel India Ltd.	59,875	238,263
GAIL India Ltd.	4,712,829	7,060,057
Gammon India Ltd. (a)(f)	139,302	—
Garden Reach Shipbuilders & Engineers Ltd.	29,848	302,321
Gateway Distriparks Ltd.	1,793,958	1,880,560
GE T&D India Ltd. (a)	44,765	238,619
Genus Power Infrastructures Ltd.	54,945	169,087
Gitanjali Gems Ltd. (a)(f)	3,573	—
Gland Pharma Ltd. (a)(d)	16,225	327,289
Glenmark Pharmaceuticals Ltd.	121,789	1,254,684
GMM Pfaudler Ltd.	10,226	229,466
Godawari Power & Ispat Ltd.	52,851	403,218
Godrej Consumer Products Ltd. (a)	276,490	3,301,582
Godrej Industries Ltd. (a)	753,227	5,167,020
Godrej Properties Ltd. (a)	46,117	863,070
Gokaldas Exports Ltd.	67,673	618,982
Granules India Ltd.	566,565	2,420,351
Graphite India Ltd.	121,427	719,500

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Grasim Industries Ltd.	323,431	$ 7,565,305
Gravita India Ltd.	12,088	132,487
Great Eastern Shipping Co. Ltd.	12,517	127,700
Grindwell Norton Ltd.	16,647	416,700
GTL Infrastructure Ltd. (a)	10,450,293	138,429
GTL Ltd. (a)	604,798	62,999
Gujarat Ambuja Exports Ltd.	37,653	157,883
Gujarat Fluorochemicals Ltd.	20,845	765,598
Gujarat Gas Ltd.	136,772	696,532
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	48,737	359,242
Gujarat NRE Coke Ltd. (a)(f)	25,505	—
Gujarat State Petronet Ltd.	143,950	489,187
GVK Power & Infrastructure Ltd. (a)	4,825,633	694,430
Happiest Minds Technologies Ltd.	22,981	242,094
Havells India Ltd.	276,907	4,631,553
HBL Power Systems Ltd.	58,900	189,308
HCL Technologies Ltd.	1,426,641	21,213,750
HDFC Asset Management Co. Ltd. (d)	15,084	480,895
HDFC Bank Ltd.	5,429,243	99,789,606
HDFC Life Insurance Co. Ltd. (d)	871,443	6,688,938
HEG Ltd.	33,577	696,801
Hemisphere Properties India Ltd. (a)	190,280	266,947
Hero MotoCorp Ltd.	241,699	8,898,400
HFCL Ltd.	795,715	739,264
Himadri Speciality Chemical Ltd.	460,942	1,351,055
Himatsingka Seide Ltd. (a)	52,184	86,061
Hindalco Industries Ltd.	1,447,486	8,587,346
Hindustan Aeronautics Ltd.	76,782	1,782,815
Hindustan Construction Co. Ltd. (a)	5,019,139	1,668,186
Hindustan Oil Exploration Co. Ltd. (a)	136,169	283,189
Hindustan Petroleum Corp. Ltd. (a)	434,141	1,332,883
Hindustan Unilever Ltd.	1,048,742	31,138,480
Hindustan Zinc Ltd.	38,534	143,224
Hindware Home Innovation Ltd.	39,292	260,783
Hitachi Energy India Ltd.	11,078	546,975
Hle Glascoat Ltd.	8,490	57,351
Honeywell Automation India Ltd.	1,677	804,838
ICICI Bank Ltd. ADR	2,727,686	63,064,100
ICICI Lombard General Insurance Co. Ltd. (d)	220,865	3,483,013
Security Description	Shares	Value
ICICI Prudential Life Insurance Co. Ltd. (d)	239,817	$ 1,635,144
ICICI Securities Ltd. (d)	93,771	701,691
IDFC First Bank Ltd. (a)	1,136,603	1,307,129
IDFC Ltd.	600,328	931,492
IFB Industries Ltd. (a)	13,928	151,505
IFCI Ltd. (a)	1,581,265	464,623
IIFL Finance Ltd.	113,937	819,870
IIFL Securities Ltd.	65,108	68,133
India Cements Ltd. (a)	418,455	1,175,123
Indiabulls Enterprises Ltd. (a)	29,442	3,613
Indiabulls Housing Finance Ltd.	329,987	737,135
Indiabulls Real Estate Ltd. (a)	531,723	533,060
IndiaMart InterMesh Ltd. (d)	12,048	417,307
Indian Energy Exchange Ltd. (d)	270,441	430,537
Indian Hotels Co. Ltd.	1,386,622	6,864,544
Indian Oil Corp. Ltd.	2,686,225	2,942,058
Indian Overseas Bank (a)	477,838	269,010
Indian Railway Catering & Tourism Corp. Ltd.	109,007	893,742
Indian Railway Finance Corp. Ltd. (d)	965,181	889,734
Indo Count Industries Ltd.	57,450	154,588
Indraprastha Gas Ltd.	317,421	1,738,641
Indus Towers Ltd. (a)	890,253	2,055,141
IndusInd Bank Ltd.	382,270	6,577,532
Infibeam Avenues Ltd.	3,048,923	651,705
Info Edge India Ltd.	81,770	4,101,535
Infosys Ltd. ADR (b)	3,512,175	60,093,314
Inox Wind Ltd. (a)	186,799	434,261
Intellect Design Arena Ltd.	158,355	1,346,874
InterGlobe Aviation Ltd. (a)(d)	52,497	1,505,347
IOL Chemicals & Pharmaceuticals Ltd.	14,339	82,305
ION Exchange India Ltd.	58,657	366,036
Ipca Laboratories Ltd.	119,730	1,349,033
IRB Infrastructure Developers Ltd.	607,897	231,325
ITC Ltd.	2,449,100	13,106,499
IVRCL Ltd. (a)(f)	5,304,684	—
Jain Irrigation Systems Ltd. (a)	718,800	548,354
Jaiprakash Associates Ltd. (a)	2,989,796	430,245
Jaiprakash Power Ventures Ltd. (a)	12,081,350	1,491,233
Jammu & Kashmir Bank Ltd.	104,594	132,693
JB Chemicals & Pharmaceuticals Ltd.	37,866	675,823
JBM Auto Ltd.	25,094	414,555
Jet Airways India Ltd. (a)	227,941	153,166

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Jindal Saw Ltd.	210,108	$ 876,955
Jindal Stainless Ltd.	266,837	1,529,052
Jindal Steel & Power Ltd.	323,609	2,733,138
Jio Financial Services Ltd. (a)	2,578,397	7,178,666
JK Cement Ltd.	10,937	418,751
JK Paper Ltd.	44,218	209,239
JK Tyre & Industries Ltd.	104,256	349,021
JM Financial Ltd.	179,384	186,531
Johnson Controls-Hitachi Air Conditioning India Ltd. (a)	4,204	61,879
JSW Energy Ltd.	468,683	2,468,676
JSW Steel Ltd.	875,012	8,214,705
JTEKT India Ltd.	60,064	106,615
JTL Industries Ltd.	132,382	367,297
Jubilant Foodworks Ltd.	521,681	3,349,036
Jubilant Ingrevia Ltd.	80,402	463,825
Jubilant Pharmova Ltd.	86,564	453,610
Jupiter Wagons Ltd.	140,039	551,867
Just Dial Ltd. (a)	46,436	407,875
Jyoti Resins & Adhesives Ltd.	5,777	113,215
Kalyan Jewellers India Ltd.	71,990	197,267
Kansai Nerolac Paints Ltd.	18,745	71,658
Kaynes Technology India Ltd. (a)	20,369	564,235
KEI Industries Ltd.	160,536	5,129,187
Kirloskar Brothers Ltd.	25,181	254,429
Kirloskar Ferrous Industries Ltd.	39,871	230,609
Kirloskar Industries Ltd.	2,383	93,399
Kirloskar Oil Engines Ltd.	33,924	220,560
Kotak Mahindra Bank Ltd.	1,205,941	25,206,169
KPI Green Energy Ltd. (d)	33,307	330,057
KPIT Technologies Ltd.	263,008	3,649,561
L&T Finance Holdings Ltd.	111,233	178,286
L&T Technology Services Ltd. (d)	26,319	1,450,296
Lanco Infratech Ltd. (a)(f)	15,749,074	—
Larsen & Toubro Ltd. GDR	1,049,861	38,109,954
Laurus Labs Ltd. (d)	240,469	1,144,990
Laxmi Organic Industries Ltd.	24,232	81,356
Lemon Tree Hotels Ltd. (a)(d)	454,402	622,440
LIC Housing Finance Ltd.	449,015	2,510,802
Linde India Ltd.	41,860	3,001,232
Lloyds Engineering Works Ltd.	637,737	331,382
Lloyds Metals & Energy Ltd. (a)	119,640	773,096
LTIMindtree Ltd. (d)	84,657	5,311,219
Lumax Auto Technologies Ltd.	68,946	300,555
Lupin Ltd.	273,067	3,851,456
LUX Industries Ltd.	72,538	1,303,245
Security Description	Shares	Value
Macrotech Developers Ltd. (d)	120,199	$ 1,157,897
Magellanic Cloud Ltd.	20,747	110,666
Mahanagar Gas Ltd.	9,053	112,163
Mahanagar Telephone Nigam Ltd. (a)	818,086	314,265
Mahindra & Mahindra Financial Services Ltd.	779,435	2,828,507
Mahindra & Mahindra Ltd. GDR	1,350,095	25,449,291
Maithan Alloys Ltd.	16,194	202,090
MakeMyTrip Ltd. (a)(b)	49,890	2,021,543
Manappuram Finance Ltd.	491,461	886,854
Mangalore Refinery & Petrochemicals Ltd. (a)	257,960	296,973
Manpasand Beverages Ltd. (a)(f)	64,129	2,259
Marico Ltd.	332,163	2,246,586
Marksans Pharma Ltd.	2,112,973	2,800,207
Maruti Suzuki India Ltd.	167,672	21,424,298
Max Financial Services Ltd. (a)	160,606	1,759,503
Max Healthcare Institute Ltd.	557,428	3,808,765
Mazagon Dock Shipbuilders Ltd.	23,519	620,876
Metropolis Healthcare Ltd. (d)	19,950	350,705
Minda Corp. Ltd.	79,516	318,864
Morepen Laboratories Ltd. (a)	246,733	110,232
Motherson Sumi Wiring India Ltd.	1,546,108	1,199,966
Mphasis Ltd.	39,094	1,118,851
MRF Ltd.	4,296	5,550,758
Multi Commodity Exchange of India Ltd.	57,187	1,411,542
Muthoot Finance Ltd.	100,295	1,512,132
Natco Pharma Ltd.	5,907	62,103
National Aluminium Co. Ltd.	919,332	1,076,080
Navin Fluorine International Ltd.	51,848	2,351,793
Nazara Technologies Ltd. (a)	40,345	406,116
NCC Ltd.	458,733	856,521
Nestle India Ltd.	34,059	9,231,105
Network18 Media & Investments Ltd. (a)	346,229	266,214
Neuland Laboratories Ltd.	4,546	201,912
NHPC Ltd.	560,729	356,528
NIIT Learning Systems Ltd. (a)	128,295	651,817
NIIT Ltd. (a)	134,250	198,203
Nippon Life India Asset Management Ltd. (d)	148,395	586,048
NMDC Ltd.	564,886	1,006,426
NMDC Steel Ltd. (a)	455,912	282,470
NTPC Ltd.	3,869,372	11,441,594

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Nuvama Wealth Management Ltd. (a)	6,199	$ 179,924
Oberoi Realty Ltd.	55,918	777,312
Oil & Natural Gas Corp. Ltd.	5,657,962	13,071,576
Oil India Ltd.	225,357	811,018
Olectra Greentech Ltd.	28,897	417,876
One 97 Communications Ltd. (a)	175,973	1,817,555
Opto Circuits India Ltd. (a)	3,157,839	68,449
Orient Electric Ltd.	144,526	386,110
Orissa Minerals Development Co. Ltd. (a)	12,414	796,336
Page Industries Ltd.	6,439	3,022,396
Paisalo Digital Ltd.	320,050	248,397
Patanjali Foods Ltd.	55,051	821,477
Patel Engineering Ltd. (a)	168,453	104,977
PB Fintech Ltd. (a)	211,482	1,948,870
PC Jeweller Ltd. (a)	211,071	66,594
PCBL Ltd.	201,155	408,772
Persistent Systems Ltd.	28,200	1,968,503
Petronet LNG Ltd.	829,615	2,397,196
Pfizer Ltd.	25,683	1,193,713
PG Electroplast Ltd. (a)	9,296	198,824
Phoenix Mills Ltd.	49,404	1,079,417
PI Industries Ltd.	52,810	2,195,932
Pidilite Industries Ltd.	168,735	4,956,922
Piramal Enterprises Ltd.	82,346	1,040,564
Piramal Pharma Ltd. (a)	364,476	447,907
PNB Housing Finance Ltd. (a)(d)	32,295	269,938
Poly Medicure Ltd.	6,475	107,147
Polycab India Ltd.	8,111	521,879
Poonawalla Fincorp Ltd.	157,620	721,845
Power Finance Corp. Ltd. (e)	246,194	746,813
Power Finance Corp. Ltd. (a)(e)	61,549	186,703
Power Grid Corp. of India Ltd.	4,133,325	9,942,429
Praj Industries Ltd.	84,246	595,110
Prakash Industries Ltd. (a)	383,756	659,455
Prestige Estates Projects Ltd.	95,192	690,774
Pricol Ltd. (a)	129,184	511,423
Prism Johnson Ltd. (a)	170,532	269,019
Procter & Gamble Health Ltd.	8,849	544,838
PS IT Infrastructure & Services Ltd. (a)(f)	620,932	68,044
PTC India Ltd.	1,294,631	2,069,601
Punj Lloyd Ltd. (a)	739,833	20,046
Quess Corp. Ltd. (d)	114,007	574,076
Radico Khaitan Ltd.	173,358	2,513,173
Rail Vikas Nigam Ltd.	318,745	650,416
Rain Industries Ltd.	259,080	511,507
Rajesh Exports Ltd. (a)	212,850	1,286,975
Rajratan Global Wire Ltd.	15,804	146,505
Security Description	Shares	Value
Rallis India Ltd.	142,928	$ 360,241
Ramkrishna Forgings Ltd.	78,806	610,918
Rategain Travel Technologies Ltd. (a)	70,258	502,095
RattanIndia Enterprises Ltd. (a)	976,845	669,336
RattanIndia Power Ltd. (a)	8,305,061	690,078
Raymond Ltd.	76,955	1,675,720
RBL Bank Ltd. (d)	361,426	1,100,061
REC Ltd.	416,220	1,440,509
Redington Ltd.	391,654	730,095
Redtape Ltd. (a)	63,295	343,376
Refex Industries Ltd.	41,612	318,825
REI Agro Ltd. (a)(f)	1,873,023	—
Relaxo Footwears Ltd.	63,264	686,150
Reliance Industries Ltd. GDR (d)	1,721,993	96,259,409
Reliance Infrastructure Ltd. (a)	489,775	1,022,119
Reliance Power Ltd. (a)	3,937,531	912,769
Religare Enterprises Ltd. (a)	149,489	435,103
ReNew Energy Global PLC Class A (a)(b)	74,616	405,165
Repco Home Finance Ltd.	62,300	288,388
Responsive Industries Ltd.	48,384	204,598
RITES Ltd.	70,209	416,395
Rolta India Ltd. (a)	1,732,841	37,561
Route Mobile Ltd.	28,009	536,477
Safari Industries India Ltd.	5,322	250,965
Saksoft Ltd.	24,938	98,081
Samvardhana Motherson International Ltd.	1,942,664	2,245,821
Sandur Manganese & Iron Ores Ltd.	9,415	171,217
Sanghvi Movers Ltd.	37,498	307,557
Sarda Energy & Minerals Ltd.	141,119	374,374
SBI Cards & Payment Services Ltd.	202,362	1,927,820
SBI Life Insurance Co. Ltd. (d)	317,965	4,998,377
Schaeffler India Ltd.	22,905	914,338
Schneider Electric Infrastructure Ltd. (a)	318,519	1,396,376
Sequent Scientific Ltd. (a)	1,014,304	1,131,670
Shankara Building Products Ltd.	64,997	561,749
Sharda Cropchem Ltd.	29,224	147,825
Share India Securities Ltd.	6,262	98,332
Shilpa Medicare Ltd. (a)	142,678	616,131
Shivalik Bimetal Controls Ltd.	22,035	140,861
Shree Cement Ltd.	6,184	1,896,353
Shree Renuka Sugars Ltd. (a)	1,235,456	812,318
Shriram Finance Ltd.	208,143	4,810,853

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Siemens Ltd.	168,448	$ 7,449,614
Sintex Plastics Technology Ltd. (a)	102,157	1,661
SJS Enterprises Ltd. (a)	43,370	357,651
Sobha Ltd.	11,313	96,133
Solar Industries India Ltd.	6,873	398,933
Solara Active Pharma Sciences Ltd. (a)	109,627	471,492
Sona Blw Precision Forgings Ltd. (d)	238,192	1,673,400
Srei Infrastructure Finance Ltd. (a)	236,844	5,989
SRF Ltd.	106,543	2,886,009
Star Health & Allied Insurance Co. Ltd. (a)	25,661	185,703
State Bank of India GDR	229,883	16,597,553
Steel Authority of India Ltd.	1,288,026	1,455,677
Steel Strips Wheels Ltd.	118,423	396,377
Sterling & Wilson Renewable (a)	29,869	129,650
Sterlite Technologies Ltd.	208,925	405,189
Strides Pharma Science Ltd.	214,511	1,312,517
Subex Ltd. (a)	295,220	115,719
Sudarshan Chemical Industries Ltd.	65,811	379,374
Sumitomo Chemical India Ltd.	37,671	191,618
Sun Pharma Advanced Research Co. Ltd. (a)	271,963	763,411
Sun Pharmaceutical Industries Ltd.	1,395,694	19,473,706
Sun TV Network Ltd.	160,760	1,185,064
Sundaram Finance Ltd.	31,269	1,156,359
Sundram Fasteners Ltd.	79,429	1,205,382
Sunflag Iron & Steel Co. Ltd. (a)	63,485	152,365
Supreme Industries Ltd.	39,370	1,954,010
Suryoday Small Finance Bank Ltd. (a)	91,039	178,534
Suven Life Sciences Ltd. (a)	702,495	601,054
Suven Pharmaceuticals Ltd. (a)	484,905	3,277,906
Suzlon Energy Ltd. (a)	9,194,739	2,856,704
Swan Energy Ltd.	326,639	1,132,048
Symphony Ltd.	22,324	236,557
Syngene International Ltd. (d)	86,500	837,644
Syrma SGS Technology Ltd.	28,668	211,157
Tanla Platforms Ltd.	60,698	758,421
TARC Ltd. (a)	1,506,628	1,719,968
Tarsons Products Ltd. (a)	33,229	210,479
Tata Communications Ltd.	214,962	5,003,150
Tata Consultancy Services Ltd.	1,117,832	47,499,068
Security Description	Shares	Value
Tata Consumer Products Ltd.	491,479	$ 5,189,926
Tata Elxsi Ltd.	55,615	4,840,220
Tata Motors Ltd.	1,308,262	9,928,400
Tata Power Co. Ltd.	3,089,600	9,759,030
Tata Steel Ltd.	7,644,739	11,866,474
Tata Teleservices Maharashtra Ltd. (a)	767,049	918,616
TCNS Clothing Co. Ltd. (a)(d)	17,669	77,141
TeamLease Services Ltd. (a)	21,817	682,572
Tech Mahindra Ltd.	649,998	9,571,358
Technocraft Industries India Ltd. (a)	10,190	245,745
Tejas Networks Ltd. (a)(d)	250,039	2,635,698
Texmaco Rail & Engineering Ltd.	123,521	191,511
Thermax Ltd.	18,845	705,883
Thirumalai Chemicals Ltd.	45,253	117,218
Thyrocare Technologies Ltd. (d)	105,742	723,655
Tide Water Oil Co. India Ltd.	14,952	219,100
Timken India Ltd.	30,320	1,130,228
Titagarh Rail System Ltd.	70,151	658,585
Titan Co. Ltd.	398,069	15,094,181
Torrent Pharmaceuticals Ltd.	66,122	1,536,055
Torrent Power Ltd.	52,648	468,208
Trent Ltd.	163,571	4,097,388
Trident Ltd.	1,931,823	875,868
Triveni Turbine Ltd. (a)	20,450	107,962
Tube Investments of India Ltd.	94,464	3,399,356
TV18 Broadcast Ltd. (a)	412,247	216,694
TVS Motor Co. Ltd.	140,915	2,582,385
Ujjivan Financial Services Ltd.	104,771	705,276
UltraTech Cement Ltd.	127,910	12,715,101
Union Bank of India Ltd.	93,458	119,634
United Breweries Ltd.	112,938	2,117,556
United Spirits Ltd. (a)	499,570	6,059,541
UNO Minda Ltd.	229,727	1,658,331
UPL Ltd.	539,936	4,006,871
Usha Martin Ltd.	314,318	1,301,311
UTI Asset Management Co. Ltd.	43,242	409,840
VA Tech Wabag Ltd. (a)	129,760	716,529
Vaibhav Global Ltd.	134,279	712,053
Vakrangee Ltd.	618,240	129,915
Vardhman Textiles Ltd.	64,997	292,067
Varun Beverages Ltd.	289,215	3,293,672
Vedanta Ltd.	1,075,927	2,883,477
Venky's India Ltd.	18,207	428,562
Venus Pipes & Tubes Ltd. (d)	12,701	200,370

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Vesuvius India Ltd.	4,675	$ 175,482
Videocon Industries Ltd. (a)(f)	1,170,924	—
Vinati Organics Ltd.	12,842	285,546
VIP Industries Ltd.	105,242	831,569
VL E-Governance & IT Solutions Ltd. (a)	60,356	24,312
V-Mart Retail Ltd. (a)	27,716	658,278
Vodafone Idea Ltd. (a)	9,541,437	1,338,585
Voltamp Transformers Ltd.	2,036	110,060
Voltas Ltd.	110,254	1,146,205
VST Industries Ltd.	29,897	1,241,099
Welspun Corp. Ltd.	143,474	679,954
Welspun India Ltd.	246,634	360,709
Westlife Foodworld Ltd.	105,581	1,188,595
Wheels India Ltd.	11,591	110,081
Whirlpool of India Ltd.	6,304	123,364
Wipro Ltd. ADR (b)	2,185,461	10,577,631
WNS Holdings Ltd. ADR (a)	43,292	2,963,770
Wockhardt Ltd. (a)	184,243	521,947
Yes Bank Ltd. (a)	8,842,799	1,836,898
Zee Entertainment Enterprises Ltd. (a)	881,929	2,809,620
Zen Technologies Ltd.	26,921	247,858
Zensar Technologies Ltd.	78,611	489,797
Zomato Ltd. (a)	4,048,141	4,947,978
Zydus Lifesciences Ltd.	143,544	1,063,081
		1,494,286,432
INDONESIA — 2.3%
Adaro Energy Indonesia Tbk PT	10,853,700	2,001,491
Adaro Minerals Indonesia Tbk PT (a)	7,159,900	604,573
Alam Sutera Realty Tbk PT (a)	14,022,700	166,040
Allo Bank Indonesia Tbk PT (a)	1,315,000	129,330
Aneka Tambang Tbk	3,144,000	369,224
Astra International Tbk PT	24,500,751	9,868,468
Astrindo Nusantara Infrastructure Tbk PT (a)	48,982,700	354,970
Avia Avian Tbk PT	8,644,400	313,223
Bank Aladin Syariah Tbk PT (a)	811,800	56,466
Bank Artha Graha Internasional Tbk PT (a)	15,007,100	71,855
Bank BTPN Syariah Tbk PT	902,900	111,292
Bank Central Asia Tbk PT	55,711,848	31,812,168
Bank Danamon Indonesia Tbk PT	4,981,518	921,847
Bank Ganesha Tbk PT (a)	15,924,700	81,401
Bank Ina Perdana PT (a)	608,000	151,459
Bank Jago Tbk PT (a)	4,277,900	559,130
Bank Mandiri Persero Tbk PT	50,866,674	19,829,939
Security Description	Shares	Value
Bank MNC Internasional Tbk PT (a)	14,756,700	$ 72,566
Bank Negara Indonesia Persero Tbk PT	3,768,900	2,517,884
Bank Neo Commerce Tbk PT (a)	7,102,233	142,458
Bank Pan Indonesia Tbk PT (a)	3,832,400	309,964
Bank Rakyat Indonesia Persero Tbk PT	77,382,967	26,161,501
Bank Raya Indonesia Tbk PT (a)	44,400	873
Bank Syariah Indonesia Tbk PT	1,239,914	130,370
Barito Pacific Tbk PT	44,172,996	3,715,619
Bekasi Fajar Industrial Estate Tbk PT (a)	8,918,600	94,639
Berkah Beton Sadaya Tbk PT (a)	20,816,900	67,347
BFI Finance Indonesia Tbk PT	3,420,000	253,374
Bukalapak.com PT Tbk (a)	62,806,400	885,914
Bumi Resources Minerals Tbk PT (a)	76,894,860	1,054,786
Bumi Resources Tbk PT (a)	128,144,300	1,135,928
Bumi Serpong Damai Tbk PT (a)	7,419,100	489,646
Chandra Asri Petrochemical Tbk PT	5,204,156	851,926
Charoen Pokphand Indonesia Tbk PT (a)	8,144,400	2,858,840
Ciputra Development Tbk PT	11,555,952	762,670
Citra Marga Nusaphala Persada Tbk PT (a)	3,014,541	301,357
Dharma Polimetal TbK PT	2,684,300	246,633
Digital Mediatama Maxima Tbk PT (a)	11,100	297
Elang Mahkota Teknologi Tbk PT	27,514,700	1,041,482
Energi Mega Persada Tbk PT (a)	8,373,000	148,444
FKS Food Sejahtera Tbk PT (a)	74,000	560
Garuda Indonesia Persero Tbk PT (a)	17,173,500	102,230
Global Mediacom Tbk PT (a)	22,200	405
GoTo Gojek Tokopedia Tbk PT (a)	803,703,600	4,420,240
Harum Energy Tbk PT	2,191,700	267,315
Indah Kiat Pulp & Paper Tbk PT	1,573,400	1,130,038
Indo Tambangraya Megah Tbk PT	68,500	128,424
Indocement Tunggal Prakarsa Tbk PT	1,067,300	687,133

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Indofood Sukses Makmur Tbk PT	10,573,418	$ 4,532,442
Indosat Tbk PT	4,731,300	3,007,766
Indosterling Technomedia Tbk PT (a)	594,000	1,922
Japfa Comfeed Indonesia Tbk PT	2,147,500	178,553
Kalbe Farma Tbk PT	38,779,861	4,403,666
Kawasan Industri Jababeka Tbk PT (a)	9,553,531	100,759
Lippo Cikarang Tbk PT (a)	7,400	393
Lippo Karawaci Tbk PT (a)	76,806,930	467,153
Matahari Department Store Tbk PT	672,700	104,463
Matahari Putra Prima Tbk PT (a)	66,600	340
Mayora Indah Tbk PT	11,394,807	1,880,088
MD Pictures Tbk PT (a)	1,544,000	294,714
Medco Energi Internasional Tbk PT	24,519,129	2,554,241
Media Nusantara Citra Tbk PT	29,600	931
Mega Manunggal Property Tbk PT (a)	62,900	1,514
Merdeka Copper Gold Tbk PT (a)	11,863,668	2,210,764
Mitra Keluarga Karyasehat Tbk PT	3,034,400	530,112
MNC Asia Holding Tbk PT (a)	47,543,400	156,889
MNC Digital Entertainment Tbk PT (a)	917,300	178,059
Modernland Realty Tbk PT (a)	181,300	950
Multipolar Tbk PT (a)	77,700	432
Net Visi Media Tbk PT (a)	25,900	158
Pabrik Kertas Tjiwi Kimia Tbk PT	645,938	400,185
Pakuwon Jati Tbk PT	10,578,300	299,793
Pantai Indah Kapuk Dua Tbk PT (a)	1,441,300	450,435
Perusahaan Gas Negara Tbk PT	26,175,200	2,328,754
Petrindo Jaya Kreasi Tbk PT (a)	1,478,800	273,657
Pollux Properties Indonesia Tbk PT (a)	1,285,100	12,473
Quantum Clovera Investama Tbk PT (a)	49,319,000	159,557
Samudera Indonesia Tbk PT	8,318,500	190,537
Semen Indonesia Persero Tbk PT	1,927,854	801,453
Sigmagold Inti Perkasa Tbk PT (a)(f)	1,312,600	—
Smartfren Telecom Tbk PT (a)	97,186,700	352,149
Security Description	Shares	Value
Sumber Alfaria Trijaya Tbk PT	16,321,800	$ 3,126,013
Summarecon Agung Tbk PT	9,375,811	348,825
Surya Citra Media Tbk PT	20,643,900	211,047
Surya Esa Perkasa Tbk PT	9,364,700	481,717
Telkom Indonesia Persero Tbk PT	58,202,100	14,122,153
Tower Bersama Infrastructure Tbk PT	970,200	126,807
Transcoal Pacific Tbk PT	697,400	371,150
Trimegah Bangun Persada Tbk PT	1,531,500	107,517
Unilever Indonesia Tbk PT	6,275,800	1,518,699
United Tractors Tbk PT	2,969,722	5,428,318
Vale Indonesia Tbk PT	1,248,400	456,387
Wir Asia Tbk PT (a)	7,295,400	59,477
		169,617,151
KUWAIT — 0.9%
A'ayan Leasing & Investment Co. KSCP	1,514,075	783,860
Agility Public Warehousing Co. KSC (a)	1,192,998	2,153,997
Ahli United Bank KSCP	17,427	14,323
Al Ahli Bank of Kuwait KSCP	261,546	206,495
Al Mazaya Holding Co. KSCP (a)	2,520,892	454,340
Alimtiaz Investment Group KSC (a)	621,563	129,723
Arabi Group Holding KSC (a)	234,653	387,988
Boubyan Bank KSCP	1,178,697	2,303,618
Boubyan Petrochemicals Co. KSCP	706,363	1,583,917
Burgan Bank SAK	406,801	239,566
Gulf Bank KSCP	2,052,007	1,746,248
Gulf Cables & Electrical Industries Group Co. KSCP	58,745	223,157
Heavy Engineering & Ship Building Co. KSCP Class B	183,130	436,123
Humansoft Holding Co. KSC	237,946	2,406,023
Integrated Holding Co. KCSC	467,193	653,057
Jazeera Airways Co. KSCP	61,891	295,186
Kuwait Finance House KSCP	5,293,994	12,556,213
Kuwait Projects Co. Holding KSCP (a)	443,995	168,087
Kuwait Real Estate Co. KSC	5,504,698	2,938,926
Mabanee Co. KPSC	598,783	1,598,434
Mezzan Holding Co. KSCC	41,826	68,751

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Mobile Telecommunications Co. KSCP	1,098,876	$ 1,731,605
National Bank of Kuwait SAKP	8,161,345	23,925,509
National Industries Group Holding SAK	2,047,656	1,325,129
National Investments Co. KSCP	2,582,532	1,905,249
Warba Bank KSCP	2,690,994	1,610,852
		61,846,376
MALAYSIA — 1.9%
Aeon Co. M Bhd	8,731,648	2,045,645
AEON Credit Service M Bhd	219,750	570,056
Agmo Holdings Bhd (a)	11,049	1,365
Alliance Bank Malaysia Bhd	7,758,021	5,584,817
ATA IMS Bhd (a)	887,700	66,172
Axiata Group Bhd	3,075,138	1,630,817
Bahvest Resources Bhd (a)	2,876,600	180,735
Bintulu Port Holdings Bhd	94	101
Bursa Malaysia Bhd	2,488,847	3,572,723
Capitaland Malaysia Trust REIT	3,123,304	365,863
Carlsberg Brewery Malaysia Bhd Class B	678,220	2,888,962
CELCOMDIGI Bhd	9,171,429	8,536,105
Chin Hin Group Bhd (a)	502,000	429,805
CIMB Group Holdings Bhd	6,908,779	7,989,920
D&O Green Technologies Bhd	398,800	289,635
Dagang NeXchange Bhd (a)	3,514,400	329,340
Datasonic Group Bhd	4,324,500	428,282
Dialog Group Bhd	6,798,906	3,069,843
Frontken Corp. Bhd	1,660,450	1,113,981
Gamuda Bhd	2,122,080	2,002,197
GDEX Bhd	1,565,000	61,663
Genetec Technology Bhd (a)	445,300	226,669
Genting Bhd	5,637,400	5,006,753
Genting Malaysia Bhd	1,287,100	685,320
George Kent Malaysia Bhd	615,900	64,932
Globetronics Technology Bhd	1,293,700	429,833
Greatech Technology Bhd (a)	411,200	382,715
Hartalega Holdings Bhd (a)	1,940,700	822,532
Hextar Industries Bhd	1,382,000	116,264
Hong Leong Bank Bhd	156,300	649,135
IHH Healthcare Bhd	2,143,000	2,670,050
IJM Corp. Bhd	1,241,300	491,735
Inari Amertron Bhd	2,384,200	1,472,590
IOI Corp. Bhd	9,185,162	7,785,942
IOI Properties Group Bhd	8,652,762	3,059,174
Karex Bhd (a)	3,395,300	404,956
Security Description	Shares	Value
KLCCP Stapled Group REIT	1,285,100	$ 1,861,175
KNM Group Bhd (a)	6,560,621	174,661
Kossan Rubber Industries Bhd	1,542,800	433,735
KPJ Healthcare Bhd	3,247,680	788,532
Kuala Lumpur Kepong Bhd	18,900	86,142
Lingkaran Trans Kota Holdings Bhd (a)	672,300	73,026
Magni-Tech Industries Bhd	332,900	141,094
Magnum Bhd	6,919,243	1,650,509
Malayan Banking Bhd	5,994,091	11,221,566
Malaysia Airports Holdings Bhd	445,903	677,129
Malaysian Pacific Industries Bhd	181,900	1,063,836
Malaysian Resources Corp. Bhd	17,181,559	1,683,301
Maxis Bhd	226,900	195,235
Mega First Corp. Bhd	441,600	319,779
MISC Bhd	241,200	363,707
MPHB Capital Bhd	3,051,230	682,347
Muda Holdings Bhd	409,500	122,102
My EG Services Bhd	5,922,703	1,002,832
Oppstar Bhd	326,100	109,041
OSK Holdings Bhd	13,569,942	3,525,974
Padini Holdings Bhd	369,900	311,188
Pavilion Real Estate Investment Trust	2,804,300	728,661
Pentamaster Corp. Bhd	1,084,750	1,196,742
Petronas Chemicals Group Bhd	2,420,900	3,707,209
Petronas Dagangan Bhd	457,400	2,180,206
Petronas Gas Bhd	255,000	914,584
PMB Technology Bhd (a)	417,200	281,673
Pos Malaysia Bhd (a)	2,013,800	220,884
PPB Group Bhd	57,800	190,564
Press Metal Aluminium Holdings Bhd	2,354,600	2,361,997
Public Bank Bhd	16,469,000	14,240,805
Rapid Synergy Bhd (a)	170,400	892,783
RHB Bank Bhd	640,052	740,212
Sime Darby Bhd	2,156,824	1,015,192
Sime Darby Plantation Bhd	2,108,887	1,922,376
Sime Darby Property Bhd	594,824	88,047
SKP Resources Bhd	1,043,125	221,055
SP Setia Bhd Group	372,063	81,620
Sports Toto Bhd	4,495,488	1,417,033
Sunway Real Estate Investment Trust	3,011,100	936,309
Supermax Corp. Bhd	2,717,068	480,308
Telekom Malaysia Bhd	1,529,847	1,596,560
Tenaga Nasional Bhd	2,159,000	4,593,666
TIME dotCom Bhd	60,900	70,300
Top Glove Corp. Bhd (a)	5,009,600	826,887
Uchi Technologies Bhd	114,600	84,450
UEM Edgenta Bhd	1,320,700	300,974

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
UEM Sunrise Bhd	8,663,088	$ 1,559,088
UMW Holdings Bhd	631,500	640,209
Unisem M Bhd	211,200	146,640
Velesto Energy Bhd (a)	1,354,163	73,545
ViTrox Corp. Bhd	438,000	694,046
VS Industry Bhd	7,572,600	1,645,078
WCT Holdings Bhd	17,722,726	2,132,653
YTL Corp. Bhd	3,460,770	1,120,360
YTL Power International Bhd	1,114,000	486,385
		141,702,639
MEXICO — 2.5%
Alfa SAB de CV Class A	5,115,580	3,338,072
America Movil SAB de CV	21,758,158	18,892,920
Axtel SAB de CV Series CPO (a)(b)	3,670,424	153,546
Betterware de Mexico SAPI de CV	60,267	981,749
Cemex SAB de CV Series CPO (a)	16,976,902	11,107,252
Coca-Cola Femsa SAB de CV	919,218	7,234,838
Consorcio ARA SAB de CV (b)	3,564,256	740,395
El Puerto de Liverpool SAB de CV Class C1 (b)	468,532	2,466,611
Fibra Uno Administracion SA de CV REIT	3,082,080	5,152,022
Fomento Economico Mexicano SAB de CV (b)	1,929,161	21,128,245
Gruma SAB de CV Class B	10,289	176,716
Grupo Aeroportuario del Pacifico SAB de CV Class B	401,802	6,622,675
Grupo Aeroportuario del Sureste SAB de CV Class B (b)	299,356	7,347,774
Grupo Bimbo SAB de CV Class A (b)	1,936,088	9,360,423
Grupo Elektra SAB de CV (b)	51,066	3,381,931
Grupo Financiero Banorte SAB de CV Class O	2,615,764	21,992,075
Grupo Financiero Inbursa SAB de CV Class O (a)(b)	2,777,512	5,477,189
Grupo Mexico SAB de CV Class B	3,294,829	15,639,465
Grupo Televisa SAB Series CPO (b)	3,660,524	2,230,627
Industrias CH SAB de CV Class B (a)(b)	268,835	2,955,429
Industrias Penoles SAB de CV (a)(b)	232,868	2,752,984
Kimberly-Clark de Mexico SAB de CV Class A	2,688,170	5,367,523
Nemak SAB de CV (a)(d)	2,415,350	465,600
Security Description	Shares	Value
Operadora De Sites Mexicanos SAB de CV Class A (b)	2,569,931	$ 2,141,301
Orbia Advance Corp. SAB de CV	120,393	250,852
Sare Holding SAB de CV Class B (a)(f)	1,493,393	—
Southern Copper Corp.	94,209	7,092,996
TV Azteca SAB de CV Series CPO (a)(b)	7,680,384	220,974
Urbi Desarrollos Urbanos SAB de CV (a)	44,259	17,573
Vista Energy SAB de CV ADR (a)	49,700	1,510,383
Wal-Mart de Mexico SAB de CV	4,649,936	17,552,482
		183,752,622
PERU — 0.2%
Cia de Minas Buenaventura SAA ADR (e)	412,608	3,515,420
Cia de Minas Buenaventura SAA ADR (e)	8,764	74,056
Credicorp Ltd.	77,608	9,931,496
Volcan Cia Minera SAA Class B (a)	10,153,519	1,020,212
		14,541,184
PHILIPPINES — 0.8%
Aboitiz Equity Ventures, Inc.	1,046,480	927,619
ACEN Corp.	12,000	1,042
Alliance Global Group, Inc.	4,263,800	928,486
Ayala Corp.	178,130	1,964,669
Ayala Land, Inc.	10,308,410	5,365,927
Bank of the Philippine Islands	4,116,031	8,148,251
BDO Unibank, Inc.	3,706,931	9,297,467
Bloomberry Resorts Corp. (a)	1,648,800	294,345
Cebu Air, Inc. (a)	1,996,320	1,199,712
Cebu Holdings, Inc. (a)	7,536,864	745,414
Converge Information & Communications Technology Solutions, Inc. (a)	837,100	142,042
D&L Industries, Inc.	4,418,905	501,438
DoubleDragon Corp.	3,028,090	383,757
East West Banking Corp.	2,476,400	411,012
Filinvest Land, Inc.	91,358,000	1,033,462
First Philippine Holdings Corp.	513,055	563,602
Global Ferronickel Holdings, Inc.	4,074,449	200,208
GMA Holdings, Inc. PDR (a)	7,325,000	1,061,669
GT Capital Holdings, Inc.	21,307	214,667
JG Summit Holdings, Inc.	2,702,636	1,820,037
Jollibee Foods Corp.	220,500	894,066
Manila Electric Co.	20,360	132,432

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Megawide Construction Corp.	9,762,688	$ 555,639
Megaworld Corp.	14,301,300	510,616
Monde Nissin Corp. (a)(d)	3,092,600	493,605
Nickel Asia Corp.	2,068,000	223,702
PLDT, Inc.	195,692	4,067,693
Puregold Price Club, Inc.	625,580	319,557
San Miguel Corp.	287,330	536,306
SM Investments Corp.	343,525	5,121,665
SM Prime Holdings, Inc.	11,498,890	6,158,378
Universal Robina Corp.	495,830	1,042,035
Vista Land & Lifescapes, Inc.	2,149,378	62,305
		55,322,825
POLAND — 0.8%
11 bit studios SA (a)	2,500	409,503
Allegro.eu SA (a)(d)	307,199	2,268,602
Asseco Poland SA	113,485	1,864,097
Bank Polska Kasa Opieki SA	284,279	6,574,487
Bioton SA (a)	37	33
CCC SA (a)	17,242	154,129
CD Projekt SA	58,046	1,664,897
Columbus Energy SA (a)	148	203
Datawalk SA (a)	4,188	45,861
Dino Polska SA (a)(d)	25,906	2,106,879
Eurocash SA	17,248	54,687
Getin Holding SA	2,738	348
Globe Trade Centre SA	589,480	783,263
InPost SA (a)	142,542	1,660,080
KGHM Polska Miedz SA	224,557	5,759,191
LPP SA	398	1,185,324
Mabion SA (a)	15,202	59,170
mBank SA (a)	34,676	3,140,267
Orange Polska SA	2,189,366	3,746,707
ORLEN SA	595,637	8,009,964
PGE Polska Grupa Energetyczna SA (a)	1,266,763	2,175,963
PlayWay SA	2,468	240,295
Polimex-Mostostal SA (a)	555	565
Powszechna Kasa Oszczednosci Bank Polski SA (a)	1,007,023	8,009,951
Powszechny Zaklad Ubezpieczen SA	647,623	6,137,882
Santander Bank Polska SA (a)	50,741	4,184,777
Serinus Energy PLC (a)	222	189
Synthaverse SA (a)	629	738
TEN Square Games SA	37	720
		60,238,772
QATAR — 0.9%
Aamal Co.	929,246	214,441
Al Meera Consumer Goods Co. QSC	258,616	984,020
Alijarah Holding Co. QPSC	6,325,901	1,365,977
Security Description	Shares	Value
Baladna (a)	396,353	$ 139,159
Commercial Bank PSQC	2,069,182	3,069,666
Doha Bank QPSC	779,601	348,036
Estithmar Holding QPSC (a)	1,119,498	652,015
Ezdan Holding Group QSC (a)	672,158	185,582
Gulf International Services QSC	727,205	585,360
Gulf Warehousing Co.	113,308	98,678
Industries Qatar QSC	1,591,626	5,994,833
Lesha Bank LLC (a)	1,824,356	732,750
Mannai Corp. QSC	584,693	766,687
Masraf Al Rayan QSC	6,378,622	3,906,030
Mazaya Real Estate Development QPSC (a)	3,732,284	746,457
Medicare Group	500,820	798,010
Mesaieed Petrochemical Holding Co.	4,901,887	2,498,077
Ooredoo QPSC	1,734,699	5,094,487
Qatar Aluminum Manufacturing Co.	1,905,884	724,655
Qatar Electricity & Water Co. QSC	345,192	1,665,267
Qatar Fuel QSC	299,103	1,355,824
Qatar Gas Transport Co. Ltd.	1,353,869	1,383,624
Qatar Insurance Co. SAQ (a)	1,904,310	1,396,843
Qatar International Islamic Bank QSC	623,893	1,645,432
Qatar Islamic Bank SAQ	1,313,402	6,696,907
Qatar National Bank QPSC	4,677,844	19,790,878
Qatar National Cement Co. QSC	185,157	182,715
Qatar Navigation QSC	308,493	868,696
Qatari Investors Group QSC	1,768,294	832,167
United Development Co. QSC	730,421	216,518
Vodafone Qatar QSC	3,373,298	1,669,041
Widam Food Co. (a)	146,121	89,599
		66,698,431
ROMANIA — 0.0% (g)
NEPI Rockcastle NV (b)	314,072	1,735,453
RUSSIA — 0.0%
Gazprom PJSC ADR (a)(f)	4,907,694	—
HeadHunter Group PLC ADR (a)(f)	3,200	—
LUKOIL PJSC (f)	340,951	—
Mechel PJSC ADR (a)(f)	217,515	—
MMC Norilsk Nickel PJSC ADR (a)(f)	615,616	—
Mobile TeleSystems PJSC ADR (a)(f)	702,117	—
Novatek PJSC GDR (a)(f)	92,440	—

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Novolipetsk Steel PJSC GDR (a)(f)	47,918	$ —
Novorossiysk Commercial Sea Port PJSC (f)	5,589,825	—
Rosneft Oil Co. PJSC (f)	1,683,986	—
Rostelecom PJSC (a)(f)	781,704	—
Rostelecom PJSC ADR (a)(b)(f)	5,355	—
Sberbank of Russia PJSC (f)	8,602,924	—
Severstal PAO GDR (a)(f)	486,985	—
Sistema PJSFC GDR (a)(f)	198,224	—
Surgutneftegas PJSC ADR (a)(f)	1,315,893	—
Tatneft PJSC ADR (a)(f)	291,793	—
TCS Group Holding PLC GDR (a)(f)	43,856	—
VK Co. Ltd. GDR (a)(f)	52,451	—
VTB Bank PJSC (a)(f)	5,954,520,000	—
X5 Retail Group NV GDR (a)(f)	55,357	—
Yandex NV Class A (a)(f)	228,523	—
		—
SAUDI ARABIA — 4.2%
Abdul Mohsen Al-Hokair Tourism & Development Co. (a)	1,930,935	1,142,976
Abdullah Al Othaim Markets Co.	757,195	2,737,689
ACWA Power Co.	108,484	5,657,847
Advanced Petrochemical Co.	65,344	698,661
Al Hammadi Holding	263,602	3,661,871
Al Jouf Agricultural Development Co.	61,721	798,163
Al Khaleej Training & Education Co. (a)	367,907	1,871,686
Al Rajhi Bank	1,879,982	34,036,123
Al Rajhi Co. for Co-operative Insurance (a)	15,105	611,377
Al Rajhi REIT	428,489	918,570
Aldrees Petroleum & Transport Services Co.	49,752	1,862,491
Al-Etihad Cooperative Insurance Co. (a)	378,719	2,108,454
Alinma Bank	510,336	4,544,847
Almarai Co. JSC	126,057	2,137,670
Alujain Corp. (a)	74,512	875,163
Amana Cooperative Insurance Co. (a)	58,740	192,331
Arabian Cement Co.	55,324	489,006
Bank AlBilad	394,785	4,452,641
Banque Saudi Fransi	446,329	4,343,748
Basic Chemical Industries Ltd.	294,553	2,642,805
Batic Investments & Logistic Co. (a)	3,645,597	2,089,892
Security Description	Shares	Value
Bawan Co.	367,148	$ 3,220,725
Bupa Arabia for Cooperative Insurance Co.	40,462	2,244,023
Buruj Cooperative Insurance Co. (a)	183,170	995,348
City Cement Co.	104,052	514,926
Co. for Cooperative Insurance	47,245	1,587,242
Dallah Healthcare Co.	96,288	3,661,072
Dar Al Arkan Real Estate Development Co. (a)	304,360	1,278,970
Derayah REIT	414,703	889,017
Dr Sulaiman Al Habib Medical Services Group Co.	71,052	4,463,425
Dur Hospitality Co. (a)	205,222	1,419,966
Eastern Province Cement Co.	155,426	1,614,164
Elm Co.	16,802	3,494,397
Etihad Etisalat Co.	346,048	4,110,557
Fawaz Abdulaziz Al Hokair & Co. Class C (a)	22,073	122,535
Fitaihi Holding Group	2,171,661	1,835,557
Gulf Insurance Group	176,969	1,542,985
Hail Cement Co.	137,193	447,744
Herfy Food Services Co.	60,687	532,363
Jadwa REIT Saudi Fund	198,633	662,031
Jarir Marketing Co.	574,365	2,220,612
Jazan Energy & Development Co. (a)	165,875	665,190
Leejam Sports Co. JSC	77,931	2,954,789
Malath Cooperative Insurance Co. (a)	265,778	1,493,847
Mediterranean & Gulf Cooperative Insurance & Reinsurance Co. (a)	119,404	430,440
Methanol Chemicals Co. (a)	313,346	1,896,560
Middle East Healthcare Co. (a)	69,951	1,027,690
Mobile Telecommunications Co. Saudi Arabia	713,644	2,504,114
Mouwasat Medical Services Co.	148,862	4,088,252
Musharaka Real Estate Income Fund REIT	339,917	539,270
Najran Cement Co.	124,046	404,838
Nama Chemicals Co. (a)	163,327	1,432,750
National Co. for Glass Industries	254,652	2,339,122
National Co. for Learning & Education	140,521	3,596,906
National Gas & Industrialization Co.	38,566	648,859
National Medical Care Co.	86,291	2,830,005
Qassim Cement Co.	95,141	1,626,082
Rabigh Refining & Petrochemical Co. (a)	75,079	217,002

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Red Sea International Co. (a)	144,668	$ 882,562
Riyad Bank	1,508,374	11,160,628
Riyad REIT Fund	182,594	411,396
SABIC Agri-Nutrients Co.	211,072	7,485,122
Sahara International Petrochemical Co.	227,577	2,293,701
Saudi Advanced Industries Co.	246,850	1,921,908
Saudi Airlines Catering Co.	11,730	322,145
Saudi Arabian Amiantit Co. (a)	46,444	626,609
Saudi Arabian Mining Co. (a)	1,161,472	12,495,939
Saudi Arabian Oil Co. (d)	2,458,252	22,940,932
Saudi Automotive Services Co.	333,818	5,785,484
Saudi Awwal Bank	133,869	1,231,447
Saudi Basic Industries Corp.	787,148	17,315,178
Saudi Cement Co.	81,145	1,129,403
Saudi Ceramic Co.	256,251	1,940,441
Saudi Chemical Co. Holding	2,383,876	2,911,158
Saudi Co. For Hardware CJSC (a)	63,497	524,846
Saudi Electricity Co.	526,479	2,675,596
Saudi Industrial Investment Group	112,663	713,747
Saudi Industrial Services Co.	247,791	1,727,722
Saudi Kayan Petrochemical Co. (a)	302,287	1,007,502
Saudi National Bank	2,697,238	23,589,011
Saudi Pharmaceutical Industries & Medical Appliances Corp. (a)	205,225	1,931,620
Saudi Printing & Packaging Co. Class C (a)	144,436	649,306
Saudi Public Transport Co. (a)	379,112	1,787,172
Saudi Reinsurance Co. (a)	660,335	3,285,433
Saudi Research & Media Group (a)	41,155	1,804,019
Saudi Tadawul Group Holding Co.	15,475	796,351
Saudi Telecom Co.	1,645,747	16,499,377
Saudi Vitrified Clay Pipe Co. Ltd. (a)	52,541	636,020
Saudia Dairy & Foodstuff Co.	17,565	1,508,067
Savola Group	147,869	1,421,343
Southern Province Cement Co.	104,397	1,227,561
Tabuk Cement Co. (a)	235,984	942,564
Takween Advanced Industries Co. (a)	276,145	1,172,187
Security Description	Shares	Value
Umm Al-Qura Cement Co. (a)	453,307	$ 2,008,816
United Electronics Co.	92,131	1,854,682
United International Transportation Co.	115,111	2,114,719
Walaa Cooperative Insurance Co. (a)	106,404	499,330
Yamama Cement Co.	111,383	985,993
Yanbu Cement Co.	140,675	1,275,300
Yanbu National Petrochemical Co.	149,874	1,662,403
		308,582,126
SINGAPORE — 0.0% (g)
Aslan Pharmaceuticals Ltd. ADR (a)	185	342
Grindrod Shipping Holdings Ltd.	30,875	303,188
Guan Chong Bhd (a)	4,358,466	2,014,349
Riverstone Holdings Ltd.	683,600	300,505
		2,618,384
SOUTH AFRICA — 2.8%
Absa Group Ltd.	753,578	6,993,219
Adcock Ingram Holdings Ltd.	222,654	673,656
Adcorp Holdings Ltd.	847,231	220,359
African Rainbow Minerals Ltd. (b)	232,215	2,096,534
Alexander Forbes Group Holdings Ltd.	978,886	324,747
Altron Ltd. Class A	244,997	104,036
Anglo American Platinum Ltd.	63,584	2,382,653
ArcelorMittal South Africa Ltd. (a)	5,624	469
Ascendis Health Ltd. (a)	2,849	101
Aspen Pharmacare Holdings Ltd. (b)	297,436	2,712,690
Astral Foods Ltd.	31,872	231,773
Aveng Ltd. (a)	74	27
Barloworld Ltd.	360,371	1,661,126
Bid Corp. Ltd. (b)	259,941	5,826,092
Bidvest Group Ltd. (b)	287,554	4,163,560
Blue Label Telecoms Ltd. (a)	2,195,053	346,046
Capitec Bank Holdings Ltd.	73,399	6,686,885
Clicks Group Ltd.	103,934	1,426,931
Coronation Fund Managers Ltd.	1,133,089	1,863,281
Curro Holdings Ltd.	265,067	142,105
Discovery Ltd. (a)	386,620	2,814,782
EOH Holdings Ltd. (a)	950	78
FirstRand Ltd.	4,665,772	15,815,589
Foschini Group Ltd.	444,999	2,335,847
Gold Fields Ltd. (b)	881,079	9,601,916
Grindrod Ltd.	2,301,952	1,408,830
Group Five Ltd. (a)(f)	219,472	—

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Growthpoint Properties Ltd. REIT	1,773,346	$ 993,068
Harmony Gold Mining Co. Ltd. (b)	505,163	1,904,343
Impala Platinum Holdings Ltd. (b)	896,608	4,704,962
Investec Ltd.	399,906	2,312,057
Invicta Holdings Ltd.	236,202	325,979
Kumba Iron Ore Ltd.	84,688	2,044,399
Lesaka Technologies, Inc. (a)(b)	67,401	262,864
Lewis Group Ltd.	190,999	397,927
Life Healthcare Group Holdings Ltd.	267,814	288,009
Momentum Metropolitan Holdings	2,499,067	2,621,186
Motus Holdings Ltd.	272,221	1,358,547
Mr Price Group Ltd.	336,990	2,485,470
MTN Group Ltd.	1,067,892	6,396,786
MultiChoice Group (a)	608,976	2,393,313
Murray & Roberts Holdings Ltd. (a)	12,617	489
Naspers Ltd. Class N	229,981	36,934,245
Nedbank Group Ltd.	470,187	5,049,680
Netcare Ltd.	2,597,727	1,861,488
Ninety One Ltd.	262,863	544,719
Northam Platinum Holdings Ltd.	96,929	590,751
Old Mutual Ltd. (b)	3,567,399	2,251,115
OUTsurance Group Ltd. (b)	840,498	1,907,688
PPC Ltd. (a)	2,139,268	346,336
Redefine Properties Ltd. REIT	1,045,344	196,979
Remgro Ltd.	682,897	5,382,879
Sanlam Ltd.	1,374,987	4,792,902
Sappi Ltd. (b)	637,100	1,489,319
Sasol Ltd.	587,680	8,142,310
Shoprite Holdings Ltd. (b)	485,816	6,184,810
Sibanye Stillwater Ltd. (b)	2,982,060	4,626,772
Standard Bank Group Ltd.	1,225,471	11,950,674
Steinhoff International Holdings NV (a)(b)	3,791,456	6,038
Sun International Ltd.	642,213	1,425,936
Telkom SA SOC Ltd. (a)(b)	590,790	728,790
Thungela Resources Ltd. (b)	98,955	912,106
Tiger Brands Ltd. (b)	203,984	1,661,483
Truworths International Ltd. (b)	718,994	2,919,575
Vodacom Group Ltd.	495,072	2,779,219
Wilson Bayly Holmes-Ovcon Ltd. (a)	206,206	1,364,571
Woolworths Holdings Ltd. (b)	494,478	1,780,335
		204,153,451
Security Description	Shares	Value
TAIWAN — 16.8%
Ability Opto-Electronics Technology Co. Ltd.	66,000	$ 297,486
Accton Technology Corp.	412,000	6,292,220
Acer, Inc.	5,567,701	6,260,979
ADATA Technology Co. Ltd.	133,504	349,471
Adimmune Corp. (a)	546,505	577,309
Advanced Energy Solution Holding Co. Ltd.	20,000	395,905
Advanced Power Electronics Corp.	28,000	71,647
Advancetek Enterprise Co. Ltd. (b)	4,433,456	4,923,697
Advantech Co. Ltd.	116,840	1,248,735
AGV Products Corp.	10,773,415	4,121,735
AIC, Inc.	23,000	388,315
Airmate Cayman International Co. Ltd.	583	304
Alchip Technologies Ltd.	64,000	5,333,251
Alcor Micro Corp.	186,000	204,263
Alexander Marine Co. Ltd.	23,000	267,902
ALI Corp. (a)	253,000	137,549
All Ring Tech Co. Ltd.	50,000	175,028
Amazing Microelectronic Corp.	56,178	187,083
Analog Integrations Corp.	57,000	390,236
Andes Technology Corp.	9,000	110,407
Anpec Electronics Corp.	38,000	168,926
AP Memory Technology Corp.	87,000	1,032,233
APCB, Inc.	2,150,000	1,342,064
ARBOR Technology Corp.	75,000	111,871
Arcadyan Technology Corp.	37,169	185,957
ASE Technology Holding Co. Ltd.	4,176,787	14,168,249
Asia Vital Components Co. Ltd.	249,000	2,630,350
ASIX Electronics Corp.	81,000	287,310
ASMedia Technology, Inc.	19,000	679,822
ASolid Technology Co. Ltd.	59,000	188,256
ASPEED Technology, Inc.	26,200	2,244,172
Asustek Computer, Inc.	887,050	10,084,954
Auden Techno Corp.	24,000	108,548
Audix Corp.	1,863,657	3,331,206
AUO Corp. ADR (b)	1,046,571	5,442,168
AURAS Technology Co. Ltd.	19,000	187,760
Bank of Kaohsiung Co. Ltd. (a)	4,769,264	1,772,933
Baotek Industrial Materials Ltd. (a)	117,000	242,840
Basso Industry Corp. (b)	4,040,905	4,950,908
BioGend Therapeutics Co. Ltd. (a)	101,000	112,638
Biostar Microtech International Corp. (a)	2,428,384	1,752,803
Bizlink Holding, Inc.	30,027	251,151

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Bora Pharmaceuticals Co. Ltd.	43,000	$ 855,191
Brave C&H Supply Co. Ltd.	38,000	187,172
Brillian Network & Automation Integrated System Co. Ltd.	28,000	117,966
BRIM Biotechnology, Inc. (a)	44,777	104,589
Browave Corp.	32,000	96,256
C Sun Manufacturing Ltd.	2,222,139	3,080,520
Career Technology MFG. Co. Ltd.	102,958	69,371
Carnival Industrial Corp.	1,967,984	783,402
Catcher Technology Co. Ltd.	1,204,673	6,810,701
Cathay Financial Holding Co. Ltd.	11,642,960	16,068,334
Cathay No. 1 REIT	2,106,000	1,164,545
Center Laboratories, Inc. (b)	1,958,564	2,781,870
Century Iron & Steel Industrial Co. Ltd.	109,000	611,174
Chailease Holding Co. Ltd.	2,117,502	11,873,046
Champion Building Materials Co. Ltd. (a)	1,938,700	549,530
Champion Microelectronic Corp.	126,000	288,453
Chang Hwa Commercial Bank Ltd.	14,518,504	7,758,374
Chang Wah Electromaterials, Inc.	74,310	71,477
Channel Well Technology Co. Ltd.	102,000	244,253
Charoen Pokphand Enterprise (b)	1,818,329	5,300,561
Chenbro Micom Co. Ltd.	25,000	168,445
Cheng Loong Corp.	2,081,000	1,846,956
Cheng Shin Rubber Industry Co. Ltd.	485,850	639,662
Chenming Electronic Technology Corp.	110,000	150,788
Chieftek Precision Co. Ltd.	37,510	74,601
China Airlines Ltd. (b)	3,921,761	2,575,590
China Chemical & Pharmaceutical Co. Ltd.	4,229,000	3,013,181
China Development Financial Holding Corp. (a)	24,117,968	8,816,221
China Motor Corp.	112,000	338,285
China Steel Chemical Corp. (b)	1,895,757	6,636,221
China Steel Corp.	15,279,298	11,951,558
Chinese Maritime Transport Ltd.	58,000	80,854
Chip Hope Co. Ltd. (a)	43,000	95,909
Chipbond Technology Corp.	66,000	139,440
CHO Pharma, Inc. (a)	56,357	142,811
Chroma ATE, Inc.	250,000	2,137,513
Security Description	Shares	Value
Chun Yuan Steel Industry Co. Ltd.	187,000	$ 98,191
Chung Hung Steel Corp.	390,000	272,440
Chung Hwa Pulp Corp. (b)	3,581,589	2,507,517
Chung-Hsin Electric & Machinery Manufacturing Corp.	159,000	529,499
Chunghwa Chemical Synthesis & Biotech Co. Ltd.	457,169	835,581
Chunghwa Telecom Co. Ltd.	4,280,561	15,382,199
CMC Magnetics Corp. (a)(b)	1,912,736	708,081
Compal Electronics, Inc.	7,537,774	7,168,714
CTBC Financial Holding Co. Ltd.	27,318,708	20,734,138
Cub Elecparts, Inc.	164	709
CyberPower Systems, Inc.	44,000	395,967
Da-Li Development Co. Ltd.	2,617,900	2,546,493
Darfon Electronics Corp.	76,000	101,591
Delta Electronics, Inc.	2,158,463	21,697,968
Dimerco Express Corp. (b)	516,389	1,281,354
Drewloong Precision, Inc.	21,000	103,762
Dynamic Holding Co. Ltd.	221,000	573,715
E Ink Holdings, Inc.	662,000	3,681,139
E&R Engineering Corp.	108,000	235,870
E.Sun Financial Holding Co. Ltd.	11,135,241	8,365,099
eChem Solutions Corp.	30,059	248,625
Eclat Textile Co. Ltd.	71,854	1,084,026
Egis Technology, Inc.	43,000	111,095
EirGenix, Inc. (a)	131,485	397,137
Elan Microelectronics Corp.	34,400	142,265
E-Lead Electronic Co. Ltd.	101,000	212,447
Elite Material Co. Ltd.	246,000	3,261,660
Elite Semiconductor Microelectronics Technology, Inc.	540,175	1,296,868
eMemory Technology, Inc.	54,000	3,370,766
Emerging Display Technologies Corp.	128,000	124,707
Energenesis Biomedical Co. Ltd. (a)	73,131	135,929
Ennostar, Inc. (a)	564,590	767,816
Episil Technologies, Inc. (b)	146,978	328,738
Episil-Precision, Inc.	67,580	119,331
Eris Technology Corp.	24,860	212,939
Etron Technology, Inc.	236,651	293,610
Eva Airways Corp.	2,313,110	2,131,783
Ever Fortune AI Co. Ltd.	101,000	308,189
Ever Supreme Bio Technology Co. Ltd.	45,000	278,806
Evergreen International Storage & Transport Corp.	127,000	112,323

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Evergreen Marine Corp. Taiwan Ltd. (b)	1,520,400	$ 5,463,558
Excelliance Mos Corp.	35,000	132,278
Excelsior Medical Co. Ltd.	85,827	237,164
EZconn Corp.	58,000	136,733
Far Eastern New Century Corp.	8,750,236	7,793,228
Faraday Technology Corp.	186,000	1,763,170
Feng TAY Enterprise Co. Ltd.	171,343	971,353
FIC Global, Inc.	79,000	142,677
First Financial Holding Co. Ltd.	5,173,493	4,255,084
Fitipower Integrated Technology, Inc.	42,465	364,394
FocalTech Systems Co. Ltd.	137,000	320,850
FOCI Fiber Optic Communications, Inc.	114,000	260,981
Forcecon Tech Co. Ltd.	61,000	258,887
Formosa Chemicals & Fibre Corp.	6,257,224	11,921,106
Formosa Petrochemical Corp. (b)	549,000	1,370,778
Formosa Plastics Corp.	5,933,922	14,669,134
Fortune Electric Co. Ltd.	167,000	1,401,992
Fositek Corp.	54,058	517,462
Founding Construction & Development Co. Ltd.	4,829,059	2,969,496
Foxconn Technology Co. Ltd.	2,217,223	3,963,190
Froch Enterprise Co. Ltd.	117,000	65,966
Fubon Financial Holding Co. Ltd.	10,270,080	19,311,778
Fullerton Technology Co. Ltd.	1,987,000	1,160,296
Fwusow Industry Co. Ltd.	2,268,204	1,401,796
Galaxy Software Services Corp.	61,000	198,417
General Interface Solution Holding Ltd.	38,000	69,454
Genesys Logic, Inc.	64,000	205,201
Genius Electronic Optical Co. Ltd. (b)	22,665	258,383
Giant Manufacturing Co. Ltd.	87,358	483,060
Gigabyte Technology Co. Ltd.	390,000	3,400,970
Gigastorage Corp. (a)	170,894	79,940
Global Unichip Corp.	76,000	3,213,705
Globalwafers Co. Ltd.	133,000	1,868,481
Gold Circuit Electronics Ltd.	241,000	1,638,745
Golden Biotechnology Corp. (a)	101,365	132,357
Gongwin Biopharm Holdings Co. Ltd. (a)	25,032	148,111
Grand Process Technology Corp.	27,000	424,064
Grape King Bio Ltd.	73,664	355,991
Security Description	Shares	Value
Great Wall Enterprise Co. Ltd.	2,254,216	$ 3,756,968
Group Up Industrial Co. Ltd.	18,000	88,103
Gudeng Precision Industrial Co. Ltd.	36,000	383,637
Hai Kwang Enterprise Corp. (a)	3,900	2,126
Handa Pharmaceuticals, Inc. (a)	47,345	225,135
HannStar Display Corp. (a)	2,205,500	792,547
HD Renewable Energy Co. Ltd.	30,000	104,552
Himax Technologies, Inc. ADR	125,428	732,500
Hiwin Technologies Corp.	64,488	406,540
Hocheng Corp.	3,841,348	2,326,431
Holy Stone Enterprise Co. Ltd.	59,850	181,513
Hon Hai Precision Industry Co. Ltd.	13,035,067	41,995,848
Hong TAI Electric Industrial	4,151,000	3,542,698
Hotai Motor Co. Ltd.	173,721	3,524,953
Hsin Kuang Steel Co. Ltd.	63,000	91,239
HTC Corp. (a)(b)	1,686,439	2,512,901
HUA ENG Wire & Cable Co. Ltd.	301,000	193,950
Hua Nan Financial Holdings Co. Ltd. Class C	18,473,566	11,731,792
Hung Sheng Construction Ltd.	1,816,032	1,071,712
Ibase Technology, Inc.	977,222	2,875,919
ICARES Medicus, Inc.	25,000	110,748
Ichia Technologies, Inc.	75,000	93,516
I-Chiun Precision Industry Co. Ltd.	194,000	277,353
Ingentec Corp.	29,000	184,167
Innolux Corp. (a)	8,083,256	3,292,849
Integrated Service Technology, Inc.	38,000	107,594
International Games System Co. Ltd. Class C	36,000	727,126
Inventec Corp.	2,334,000	3,542,882
ITE Technology, Inc.	37,000	179,954
J&V Energy Technology Co. Ltd.	47,000	124,633
Janfusun Fancyworld Corp. (a)	292,810	60,230
Jentech Precision Industrial Co. Ltd.	63,099	1,217,784
Ji-Haw Industrial Co. Ltd. (a)	86,000	101,238
JMicron Technology Corp. (a)	21,276	48,312
JPP Holding Co. Ltd.	22,000	90,984
Kaimei Electronic Corp.	38,640	79,362
Kaori Heat Treatment Co. Ltd.	85,000	780,734
KEE TAI Properties Co. Ltd.	2,127,000	942,244

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Kenmec Mechanical Engineering Co. Ltd.	161,000	$ 320,199
Kerry TJ Logistics Co. Ltd.	1,978,373	2,264,552
Kindom Development Co. Ltd.	2,216,900	2,276,614
King Slide Works Co. Ltd.	37,000	949,056
King Yuan Electronics Co. Ltd.	717,000	1,688,078
Kinsus Interconnect Technology Corp.	133,000	447,035
Kuo Yang Construction Co. Ltd. (a)(b)	1,595,734	892,272
L&K Engineering Co. Ltd.	103,000	374,917
Largan Precision Co. Ltd.	57,000	3,769,923
Laser Tek Taiwan Co. Ltd.	84,550	79,625
Leader Electronics, Inc. (a)	186,000	117,257
Leadtrend Technology Corp.	149,251	287,123
Leatec Fine Ceramics Co. Ltd. (a)	352,000	250,256
Leofoo Development Co. Ltd. (a)(b)	2,147,154	1,140,741
Lin BioScience, Inc. (a)	38,675	135,983
Lingsen Precision Industries Ltd.	336,000	187,358
Lite-On Technology Corp.	2,831,014	10,655,603
Longchen Paper & Packaging Co. Ltd.	4,564,467	2,078,582
Lotes Co. Ltd.	48,804	1,244,271
Lotus Pharmaceutical Co. Ltd.	27,000	199,486
LuxNet Corp.	108,000	478,431
M3 Technology, Inc.	57,000	273,695
M31 Technology Corp.	25,300	627,788
Machvision, Inc.	15,597	98,325
Macroblock, Inc.	30,000	84,850
Macronix International Co. Ltd.	520,221	510,060
Makalot Industrial Co. Ltd.	36,671	381,700
Materials Analysis Technology, Inc.	48,000	391,815
MediaTek, Inc.	1,674,969	38,137,644
Medigen Biotechnology Corp. (a)	114,248	119,803
Medigen Vaccine Biologics Corp. (a)	161,886	365,090
Mega Financial Holding Co. Ltd.	13,250,441	15,475,028
Merida Industry Co. Ltd.	19,100	103,545
Microbio Co. Ltd.	211,067	315,811
Micro-Star International Co. Ltd.	125,000	635,058
momo.com, Inc. (b)	61,292	953,163
Mosel Vitelic, Inc.	759	817
Motech Industries, Inc.	130,796	110,008
MPI Corp.	52,000	330,230
MSSCORPS Co. Ltd.	55,000	250,461
Security Description	Shares	Value
Namchow Holdings Co. Ltd.	2,143,000	$ 3,282,829
Nan Ya Plastics Corp.	7,964,128	16,431,311
Nan Ya Printed Circuit Board Corp. (b)	95,000	784,297
Nantex Industry Co. Ltd.	64,000	71,771
Nanya Technology Corp. (b)	1,782,982	3,623,352
National Petroleum Co. Ltd.	1,956,241	4,133,010
New Era Electronics Co. Ltd. (a)	70,000	52,694
Newmax Technology Co. Ltd. (a)	75,654	88,121
Nexcom International Co. Ltd. (b)	1,806,638	2,666,821
Novatek Microelectronics Corp.	562,904	7,376,230
Nuvoton Technology Corp.	113,000	437,571
OBI Pharma, Inc. (a)	55,271	139,545
Oneness Biotech Co. Ltd.	155,872	842,604
Optimax Technology Corp.	225,000	212,241
Orient Semiconductor Electronics Ltd.	348,000	452,781
Pacific Hospital Supply Co. Ltd.	74,782	192,512
Pan Jit International, Inc.	136,900	271,421
Pegatron Corp.	2,145,686	5,091,605
PharmaEssentia Corp. (a)	228,518	2,378,589
Pharmally International Holding Co. Ltd. (a)(f)	23,076	—
Pharmosa Biopharm, Inc. (a)	33,670	91,892
Phihong Technology Co. Ltd. (a)	84,000	153,269
Phison Electronics Corp.	25,000	353,154
Pihsiang Machinery Manufacturing Co. Ltd. (a)(f)	51,000	—
Polaris Group (a)(b)	262,569	646,652
Pou Chen Corp.	7,972,674	7,076,009
Powerchip Semiconductor Manufacturing Corp.	2,083,519	1,713,648
Powertech Technology, Inc.	2,157,285	6,783,180
Poya International Co. Ltd.	16,160	241,295
President Chain Store Corp.	194,000	1,577,578
Princeton Technology Corp.	267,000	239,866
Progate Group Corp.	85,000	454,222
Prolific Technology, Inc.	126,000	93,289
Promate Electronic Co. Ltd.	2,147,000	3,142,633
Promos Technologies, Inc. (a)(f)	257	—
Prosperity Dielectrics Co. Ltd.	52,000	73,698
PSS Co. Ltd.	22,075	103,261
Quanta Computer, Inc.	2,900,975	21,523,319
Quanta Storage, Inc.	48,000	123,567
Quintain Steel Co. Ltd.	144,436	60,181

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Radiant Opto-Electronics Corp.	51,000	$ 194,328
RDC Semiconductor Co. Ltd.	43,260	141,383
Realtek Semiconductor Corp.	287,000	3,511,872
Ruby Tech Corp.	103,000	241,223
Ruentex Development Co. Ltd.	417,150	454,878
Sampo Corp.	3,909,479	3,451,624
Sanyang Motor Co. Ltd.	365,000	878,564
Scientech Corp.	51,000	312,820
SciVision Biotech, Inc.	107,000	276,777
SDI Corp.	83,000	273,834
Sea Sonic Electronics Co. Ltd.	39,000	115,500
Senhwa Biosciences, Inc. (a)	54,000	71,932
Sensortek Technology Corp.	13,000	154,242
Sesoda Corp. (b)	1,562,174	1,505,045
Shanghai Commercial & Savings Bank Ltd.	2,585,068	3,463,521
ShenMao Technology, Inc.	116,000	217,766
Shieh Yih Machinery Industry Co. Ltd.	184,000	147,061
Shih Wei Navigation Co. Ltd. (b)	1,758,265	1,073,026
Shihlin Electric & Engineering Corp.	90,000	322,021
Shin Kong Financial Holding Co. Ltd. (a)(b)	11,322,341	3,251,440
Shinfox Energy Co. Ltd.	99,000	338,889
Shiny Brands Group Co. Ltd.	30,000	246,743
Silicon Integrated Systems Corp.	242,000	283,004
Silicon Motion Technology Corp. ADR (a)	30,233	1,549,441
Sinbon Electronics Co. Ltd.	131,710	1,319,936
Sincere Navigation Corp.	176,000	129,490
Sino-American Silicon Products, Inc.	191,000	928,951
Sinon Corp.	2,512,000	2,844,243
SinoPac Financial Holdings Co. Ltd.	23,637,986	12,741,468
Sinphar Pharmaceutical Co. Ltd.	1,662,471	1,655,750
Sitronix Technology Corp.	46,000	396,865
Softstar Entertainment, Inc.	57,000	116,011
Solar Applied Materials Technology Corp.	2,153,736	2,431,923
Stark Technology, Inc.	1,898,747	6,764,328
SunMax Biotechnology Co. Ltd.	20,000	120,816
Sunonwealth Electric Machine Industry Co. Ltd.	181,000	653,227
Security Description	Shares	Value
Sunplus Innovation Technology, Inc.	79,000	$ 308,360
Sunplus Technology Co. Ltd.	132,000	118,790
Supreme Electronics Co. Ltd.	4,016,520	6,855,850
T3EX Global Holdings Corp.	36,000	85,872
TA Chen Stainless Pipe	2,126,874	2,427,946
Ta Ya Electric Wire & Cable	3,214,636	3,829,022
TA-I Technology Co. Ltd.	60,000	86,523
TaiMed Biologics, Inc. (a)	130,000	355,602
Taimide Tech, Inc.	61,950	78,492
Tainan Enterprises Co. Ltd.	1,854,589	1,516,741
Tainergy Tech Co. Ltd. (a)	245,000	246,666
Taishin Financial Holding Co. Ltd.	22,106,366	12,258,297
TaiSol Electronics Co. Ltd.	50,000	96,653
Taisun Enterprise Co. Ltd. (b)	3,927,284	2,719,128
Taiwan Cement Corp. (b)	9,191,662	9,467,721
Taiwan Chinsan Electronic Industrial Co. Ltd.	82,382	89,322
Taiwan Cogeneration Corp. (b)	2,484,728	3,182,835
Taiwan Cooperative Financial Holding Co. Ltd.	5,053,990	4,008,059
Taiwan FU Hsing Industrial Co. Ltd.	2,061,000	2,729,442
Taiwan Glass Industry Corp. (a)	314,000	185,790
Taiwan IC Packaging Corp.	112,000	45,105
Taiwan Land Development Corp. (a)(f)	3,962,750	—
Taiwan Mask Corp.	65,000	135,717
Taiwan Mobile Co. Ltd.	499,000	1,462,350
Taiwan Navigation Co. Ltd.	190,000	172,751
Taiwan Paiho Ltd.	1,984,433	3,331,927
Taiwan Puritic Corp.	23,615	104,613
Taiwan Sakura Corp.	2,171,726	4,298,982
Taiwan Semiconductor Co. Ltd.	82,000	217,190
Taiwan Semiconductor Manufacturing Co. Ltd.	22,667,912	367,259,428
Taiwan Surface Mounting Technology Corp.	62,000	176,701
Taiwan Taxi Co. Ltd.	45,000	151,252
Taiwan TEA Corp. (a)	4,233,913	2,780,594
Taiwan Union Technology Corp.	260,612	1,097,977
Taiyen Biotech Co. Ltd.	2,137,500	2,218,251
Tanvex BioPharma, Inc. (a)	104,000	210,703
Tatung Co. Ltd. (a)	847,000	1,165,001
TCI Co. Ltd.	28,724	160,613
Teco Electric & Machinery Co. Ltd.	135,000	217,469
Thunder Tiger Corp. (a)	268,000	487,341

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Tong Hsing Electronic Industries Ltd.	14,040	$ 64,806
Transasia Airways Corp. (a)(f)	361,784	—
Tripod Technology Corp.	856,079	5,105,101
TrueLight Corp. (a)	322,100	270,907
Tul Corp. (a)	48,000	119,998
Tung Thih Electronic Co. Ltd.	23,000	93,338
UDE Corp.	86,000	156,652
Ultra Chip, Inc.	77,000	213,011
U-Ming Marine Transport Corp.	259,000	383,921
Uniform Industrial Corp.	173,000	239,827
Unimicron Technology Corp. (b)	1,581,000	8,497,498
Uni-President Enterprises Corp.	4,520,993	9,817,742
United Alloy-Tech Co. (a)	166,000	252,493
United Microelectronics Corp. ADR (b)	2,816,062	19,881,398
United Orthopedic Corp.	68,000	139,242
United Renewable Energy Co. Ltd.	120,544	55,080
Unity Opto Technology Co. Ltd. (a)(f)	12,759	—
UPI Semiconductor Corp.	18,156	138,361
Vactronics Technologies, Inc.	47,619	101,934
Vanguard International Semiconductor Corp.	524,000	1,103,824
Ve Wong Corp.	1,742,340	2,242,661
Via Technologies, Inc.	169,000	620,390
Visco Vision, Inc.	32,000	195,784
VisEra Technologies Co. Ltd.	14,474	93,039
Visual Photonics Epitaxy Co. Ltd.	310,151	1,421,984
Vizionfocus, Inc.	21,400	159,105
Voltronic Power Technology Corp.	45,000	2,209,538
Wafer Works Corp. (b)	226,106	308,194
Waffer Technology Corp.	93,000	423,506
Walsin Lihwa Corp.	1,937,327	2,208,567
Walsin Technology Corp.	100,000	317,529
Wan Hai Lines Ltd.	913,450	1,366,758
Ways Technical Corp. Ltd. (a)	102,000	93,846
Wei Chuan Foods Corp.	2,071,000	1,183,685
Wei Mon Industry Co. Ltd. (a)(f)	240,450	—
Weikeng Industrial Co. Ltd.	2,218,199	1,886,265
Weltrend Semiconductor	54,000	112,916
Win Semiconductors Corp.	161,000	643,392
Winbond Electronics Corp.	2,097,670	1,644,059
WinWay Technology Co. Ltd.	21,025	441,596
Security Description	Shares	Value
Wisdom Marine Lines Co. Ltd.	279,000	$ 418,753
Wistron Corp.	3,264,476	10,264,535
Wiwynn Corp.	84,733	3,924,222
XinTec, Inc.	36,000	131,039
Yageo Corp.	192,694	3,133,915
Yang Ming Marine Transport Corp.	1,941,000	2,732,871
Yao Sheng Electronic Co. Ltd.	92,000	212,041
Yieh Phui Enterprise Co. Ltd.	1,611,750	761,425
Yieh United Steel Corp. (a)	387,160	85,754
Young Optics, Inc. (a)	43,000	82,189
Yuanta Financial Holding Co. Ltd.	6,580,977	5,106,906
Yulon Finance Corp.	17,257	98,098
Yulon Motor Co. Ltd.	341,000	876,783
Zeng Hsing Industrial Co. Ltd.	75,579	252,863
Zenitron Corp.	4,308,000	4,197,165
Zhen Ding Technology Holding Ltd.	39,000	118,883
ZillTek Technology Corp.	24,000	251,297
		1,232,387,527
THAILAND — 2.1%
Advanced Info Service PCL	2,073,242	12,981,783
Airports of Thailand PCL (a)	5,706,300	10,930,708
Asphere Innovations PCL	468,600	112,606
Asset World Corp. PCL	708,400	75,874
B Grimm Power PCL	390,100	308,009
Bangkok Commercial Asset Management PCL	230,986	66,608
Bangkok Dusit Medical Services PCL Class F	1,716,300	1,260,859
Bangkok Expressway & Metro PCL	35,651,243	8,126,476
Bangkok Land PCL (a)	23,298,900	492,692
Bank of Ayudhya PCL	845,200	725,369
Banpu PCL	12,759,617	2,803,349
Beauty Community PCL (a)	29,600	439
BEC World PCL	862,600	161,090
Berli Jucker PCL	158,700	134,021
Beyond Securities PCL (a)	1,881,300	338,414
BTS Group Holdings PCL	1,077,000	221,833
Bumrungrad Hospital PCL	216,800	1,595,672
Cal-Comp Electronics Thailand PCL Class F	2,275,579	101,241
Central Pattana PCL	1,722,400	2,991,879
Central Plaza Hotel PCL (a)	1,290,500	1,665,733
Central Retail Corp. PCL	1,704,300	1,813,707
CH Karnchang PCL	213,648	122,043
Charoen Pokphand Foods PCL	646,200	367,356
CP ALL PCL	5,861,486	9,738,961

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
CPN Retail Growth Leasehold REIT	417,000	$ 120,247
Delta Electronics Thailand PCL	4,483,200	10,188,391
Ditto Thailand PCL	140	105
Ditto Thailand PCL	255,320	191,074
Electricity Generating PCL (b)	1,109,573	3,687,149
Energy Absolute PCL	2,416,600	3,384,733
Forth Corp. PCL	418,600	333,385
Forth Smart Service PCL	611,800	155,418
Global Power Synergy PCL Class F	271,800	334,035
Gulf Energy Development PCL	4,114,420	5,141,259
Hana Microelectronics PCL	206,600	337,596
Indorama Ventures PCL	1,037,600	740,888
IRPC PCL (b)	27,009,258	1,528,021
Jasmine International PCL (a)(b)	8,948,341	511,158
Jasmine Technology Solution PCL (a)	3,700	2,998
Kasikornbank PCL	1,935,300	6,696,816
KCE Electronics PCL	43,900	66,611
Krung Thai Bank PCL	1,504,200	784,890
Land & Houses PCL	2,356,700	504,834
Lotus's Retail Growth Freehold & Leasehold Property Fund REIT	2,806,966	979,017
Minor International PCL	1,122,418	963,284
Muangthai Capital PCL	399,100	394,579
Nex Point Parts PCL (a)	489,600	151,939
Precious Shipping PCL	694,900	185,116
Pruksa Holding PCL	862,100	303,052
PSG Corp. PCL (a)	14,104,400	309,880
PTT Exploration & Production PCL	2,478,051	11,637,397
PTT Global Chemical PCL	869,700	824,021
PTT PCL	12,279,199	11,297,032
Quality Houses PCL	7,978,483	490,815
Rabbit Holdings PCL Class F (a)	15,600	253
Ramkhamhaeng Hospital PCL Class F	397,700	450,535
Regional Container Lines PCL	175,900	105,310
Sabuy Technology PCL	622,600	117,980
Sansiri PCL	8,299,533	385,203
SCB X PCL	1,473,162	4,146,903
Seven Utilities & Power PLC (a)	3,280,200	41,439
Siam Cement PCL	861,427	7,120,893
Singer Thailand PCL	210,000	72,091
Sri Trang Agro-Industry PCL	629,400	254,093
Sri Trang Gloves Thailand PCL	1,655,900	302,416
Security Description	Shares	Value
Srisawad Corp. PCL	443,300	$ 520,455
Tata Steel Thailand PCL	3,141,300	72,467
Thai Airways International PCL (a)(f)	1,250,900	57,027
Thai Beverage PCL	10,023,500	4,222,663
Thai Oil PCL	2,903,442	4,026,744
Thaicom PCL	1,293,400	500,843
Tisco Financial Group PCL	2,550,980	6,918,209
TMBThanachart Bank PCL	126,576,249	5,979,022
True Corp. PCL (b)	10,202,565	1,989,378
TTCL PCL	3,700	423
Xspring Capital PCL (a)	5,279,100	184,125
		156,850,934
TURKEY — 1.3%
AG Anadolu Grubu Holding AS	61,764	488,209
Akbank TAS	3,782,608	4,616,672
Akfen Gayrimenkul Yatirim Ortakligi AS REIT (a)	1,009,467	183,740
Akfen Yenilenebilir Enerji AS (a)	388,407	256,435
AKIS Gayrimenkul Yatirimi AS REIT (a)	699,048	327,914
Anadolu Efes Biracilik Ve Malt Sanayii AS	546,494	2,107,037
Anadolu Isuzu Otomotiv Sanayi Ve Ticaret AS Class C	18,526	173,671
Aselsan Elektronik Sanayi Ve Ticaret AS	797,096	1,186,267
Astor Transformator Enerji Turizm Insaat Ve Petrol Sanayi Ticaret AS	161,005	782,855
Aydem Yenilenebilir Enerji AS Class A (a)	205,485	164,898
Bera Holding AS	1,000,864	624,285
Besiktas Futbol Yatirimlari Sanayi ve Ticaret AS (a)	89,245	141,933
BIM Birlesik Magazalar AS	424,095	4,249,458
Biotrend Cevre VE Enerji Yatirimlari AS (a)	351,430	282,528
Birlesim Muhendislik Isitma Sogutma Havalandirma Sanayi VE Ticaret AS	154,426	211,234
Borusan Mannesmann Boru Sanayi ve Ticaret AS (a)	34,330	881,448
Borusan Yatirim ve Pazarlama AS	4,220	337,708
Can2 Termik AS (a)	206,190	158,845
Cimsa Cimento Sanayi VE Ticaret AS	101,472	153,605
Coca-Cola Icecek AS	15,085	217,182
CW Enerji Muhendislik Ticaret VE Sanayi AS (a)	30,077	396,602
D-MARKET Elektronik Hizmetler ve Ticaret AS ADR (a)	486,765	647,397

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Dogan Sirketler Grubu Holding AS	4,682,786	$ 2,282,036
EGE Endustri VE Ticaret AS	657	182,141
Enka Insaat ve Sanayi AS	557,146	707,635
Eregli Demir ve Celik Fabrikalari TAS (a)	2,445,391	3,971,140
Esenboga Elektrik Uretim AS	98,491	397,341
Europower Enerji VE Otomasyon Teknolojileri Sanayi Ticaret AS (a)	77,704	660,973
Ford Otomotiv Sanayi AS	142,404	4,389,253
Girisim Elektrik Taahhut Ticaret Ve Sanayi AS (a)	100,994	386,809
Global Yatirim Holding AS (a)	239,458	130,756
Gubre Fabrikalari TAS (a)	55,696	733,200
Haci Omer Sabanci Holding AS	1,790,265	3,898,553
Hektas Ticaret TAS (a)	531,734	521,745
Investco Holding AS (a)	8,668	98,647
Is Gayrimenkul Yatirim Ortakligi AS REIT (a)	535,804	462,416
Is Yatirim Menkul Degerler AS Class A	427,957	634,404
Isbir Holding AS	39,042	197,951
Izmir Demir Celik Sanayi AS (a)	708,058	188,540
Kalekim Kimyevi Maddeler Sanayi ve Ticaret AS	96,620	106,153
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D	235,227	253,460
Kiler Holding AS (a)	106,383	147,846
Kimteks Poliuretan Sanayi VE Ticaret AS	66,665	207,545
Kizilbuk Gayrimenkul Yatirim Ortakligi AS REIT (a)	128,384	102,183
KOC Holding AS	1,553,752	8,314,259
Kontrolmatik Enerji Ve Muhendislik AS	71,312	866,201
Koza Altin Isletmeleri AS	458,876	481,724
Koza Polyester Sanayi VE Ticaret AS (a)	96,671	262,879
Kuyumcukent Gayrimenkul Yatirimlari AS REIT (a)	66,776	157,227
Logo Yazilim Sanayi Ve Ticaret AS	70,417	206,640
Margun Enerji Uretim Sanayi VE Ticaret AS	119,969	285,974
MIA Teknoloji AS (a)	21,490	406,754
Migros Ticaret AS	28,018	373,233
MLP Saglik Hizmetleri AS (a)(d)	117,410	612,425
Nuh Cimento Sanayi AS	31,580	412,389
ODAS Elektrik Uretim ve Sanayi Ticaret AS (a)	966,974	467,350
Security Description	Shares	Value
Otokar Otomotiv Ve Savunma Sanayi AS (a)	20,637	$ 274,683
Oyak Cimento Fabrikalari AS (a)	243,932	711,821
Oyak Yatirim Menkul Degerler AS (a)	188,209	402,986
Ozak Gayrimenkul Yatirim Ortakligi REIT (a)	945,815	326,714
Parsan Makina Parcalari Sanayii AS (a)	52,963	254,624
Pasifik Gayrimenkul Yatirim Ortakligi REIT (a)	2,150,852	530,358
Pegasus Hava Tasimaciligi AS (a)	18,063	543,043
Peker Gayrimenkul Yatirim Ortakligi AS REIT (a)	716,801	698,629
Penta Teknoloji Urunleri Dagitim Ticaret AS (a)	116,681	104,360
Politeknik Metal Sanayi ve Ticaret AS	901	210,443
Reysas Gayrimenkul Yatirim Ortakligi AS REIT (a)	666,814	643,099
Reysas Tasimacilik ve Lojistik Ticaret AS (a)	206,506	275,090
RTA Laboratuarlari Biyolojik Urunleri Ilac Sanayi Ve Ticaret AS (a)	108,321	70,528
Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret AS	282,317	411,710
Sasa Polyester Sanayi AS (a)	735,851	1,320,049
SDT Uzay VE Savunma Teknolojileri AS	17,761	242,946
Selcuk Ecza Deposu Ticaret ve Sanayi AS	146,505	353,771
Servet Gayrimenkul Yatirim Ortakligi AS REIT (a)	31,781	345,922
Sinpas Gayrimenkul Yatirim Ortakligi AS REIT (a)	5,875	737
Smart Gunes Enerjisi Teknolojileri ArGE Uretim Sanayi ve Ticaret AS (a)	152,581	458,606
Sok Marketler Ticaret AS	82,577	175,305
Tofas Turk Otomobil Fabrikasi AS	41,796	450,510
Torunlar Gayrimenkul Yatirim Ortakligi AS REIT	327,108	398,997
Tukas Gida Sanayi ve Ticaret AS (a)	204,805	70,746
Turk Hava Yollari AO (a)	881,478	7,797,134
Turk Telekomunikasyon AS (a)	629	537
Turk Traktor ve Ziraat Makineleri AS	13,331	428,401
Turkcell Iletisim Hizmetleri AS (a)	1,543,003	2,999,893
Turkiye Garanti Bankasi AS	793,087	1,540,466
Turkiye Halk Bankasi AS (a)	342,032	195,376

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Turkiye Is Bankasi AS Class C	4,163,748	$ 3,909,352
Turkiye Petrol Rafinerileri AS	1,169,105	6,780,510
Turkiye Sigorta AS	254,832	356,941
Turkiye Sinai Kalkinma Bankasi AS (a)	754,033	223,336
Turkiye Sise ve Cam Fabrikalari AS	90,161	179,730
Turkiye Vakiflar Bankasi TAO Class D (a)	583,582	306,106
Ulker Biskuvi Sanayi AS (a)	671,332	2,299,401
Yapi ve Kredi Bankasi AS	4,157,220	2,799,281
Yeni Gimat Gayrimenkul Ortakligi AS REIT	121,014	178,067
YEO Teknoloji Enerji VE Endustri AS (a)	43,440	400,095
Ziraat Gayrimenkul Yatirim Ortakligi AS REIT	1,648,930	328,403
Zorlu Enerji Elektrik Uretim AS (a)	555,556	115,509
		92,211,920
UNITED ARAB EMIRATES — 1.7%
Abu Dhabi Commercial Bank PJSC	3,876,921	9,130,114
Abu Dhabi Islamic Bank PJSC	955,233	2,928,336
Abu Dhabi National Energy Co. PJSC	722,839	688,784
Abu Dhabi National Oil Co. for Distribution PJSC	2,605,601	2,660,188
Abu Dhabi Ports Co. PJSC (a)	601,479	1,056,217
ADNOC Drilling Co. PJSC	1,558,007	1,705,174
Adnoc Gas PLC (a)	1,377,363	1,304,971
Agthia Group PJSC	91,341	116,630
Air Arabia PJSC	6,984,397	5,343,286
Ajman Bank PJSC (a)	3,530,357	2,172,202
AL Seer Marine Supplies & Equipment Co. LLC (a)	467,102	1,063,142
Al Waha Capital PJSC	1,339,512	605,380
Aldar Properties PJSC	5,859,378	9,188,554
Amanat Holdings PJSC	682,209	195,020
Americana Restaurants International PLC	1,161,350	1,296,344
Amlak Finance PJSC (a)	719,748	164,601
Apex Investment Co. PSC (a)	654,171	386,477
Arabtec Holding PJSC (a)(f)	504,845	—
Bank of Sharjah (a)	1,364,358	196,869
Bayanat AI PLC (a)	476,713	524,338
Burjeel Holdings PLC	457,309	374,757
Dana Gas PJSC	3,329,735	798,654
Depa PLC (a)	1,798,607	127,806
Deyaar Development PJSC (a)	3,358,936	615,446
Security Description	Shares	Value
Dubai Electricity & Water Authority PJSC	3,279,893	$ 2,285,982
Dubai Financial Market PJSC	2,843,514	1,230,908
Dubai Investments PJSC	2,412,137	1,622,079
Dubai Islamic Bank PJSC	319,436	508,760
Emaar Properties PJSC	5,627,928	12,319,065
Emirates NBD Bank PJSC	2,021,453	9,796,181
Emirates Telecommunications Group Co. PJSC	3,270,561	18,200,206
EMSTEEL Building Materials PJSC (a)	435,496	180,219
Eshraq Investments PJSC (a)	4,253,472	588,275
Fertiglobe PLC	1,117,662	1,061,962
First Abu Dhabi Bank PJSC	4,601,212	17,036,654
Ghitha Holding PJSC (a)	54,584	662,489
Gulf General Investment Co. (a)(f)	638,957	—
Gulf Navigation Holding PJSC (a)	428,086	862,454
Invest bank PSC (a)(f)	76,929	4,712
Invictus Investment Co. PLC	490,691	347,340
Multiply Group PJSC (a)	3,384,708	3,685,992
National Central Cooling Co. PJSC	3,320,769	3,254,725
National Marine Dredging Co. (a)	222,439	1,395,297
Network International Holdings PLC (a)(d)	280,439	1,335,614
Orascom Construction PLC (e)	31,375	143,178
Q Holding PJSC (a)	2,109,482	2,079,015
RAK Properties PJSC (a)	5,429,305	1,714,650
Ras Al Khaimah Ceramics	317,285	224,593
Shuaa Capital PSC (a)	7,267,638	672,737
Union Properties PJSC (a)	2,495,958	262,979
Yalla Group Ltd. ADR (a)(b)	69,647	364,950
		124,484,306
UNITED KINGDOM — 0.1%
Anglogold Ashanti PLC	426,887	6,904,732
UNITED STATES — 0.2%
Belite Bio, Inc. ADR (a)	8,500	268,557
CBAK Energy Technology, Inc. (a)(b)	177,532	145,399
HUUUGE, Inc. (a)(d)	60,879	360,528
Ideanomics, Inc. (a)	111	270
IntelliEPI, Inc.	256,000	452,038
JBS SA	823,116	2,968,362
JS Global Lifestyle Co. Ltd. (b)(d)	1,003,000	166,487
Legend Biotech Corp. ADR (a)	63,433	4,260,794

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Newegg Commerce, Inc. (a)(b)	141,294	$ 119,464
Parade Technologies Ltd. (b)	50,000	1,524,140
Seanergy Maritime Holdings Corp. (b)	13,401	73,973
SharkNinja, Inc. (a)	39,140	1,814,530
Titan Cement International SA	51,672	968,327
		13,122,869
TOTAL COMMON STOCKS (Cost $7,533,911,745)		7,225,460,648

PREFERRED STOCKS — 0.0% (g)
PHILIPPINES — 0.0% (g)
Cebu Air, Inc. 6.00%, 3/29/2027 (a) (Cost $748,811)	965,067	568,028
RIGHTS — 0.0% (g)
BRAZIL — 0.0% (g)
Gol Linhas Aereas Inteligentes SA (expiring 10/16/23) (a)	127,476	19,611
Localiza Rent a Car SA (expiring 11/30/23) (a)	4,825	15,424
		35,035
HONG KONG — 0.0% (g)
Asian Citrus Holdings Ltd. (expiring 03/31/40) (a)	275,000	140
THAILAND — 0.0% (g)
Singer Thailand PCL (expiring 11/30/22) (a)(f)	1,396	—
TOTAL RIGHTS (Cost $0)		35,175
WARRANTS — 0.0% (g)
BRAZIL — 0.0% (g)
CVC Brasil Operadora e Agencia de Viagens SA (expiring 11/21/23) (a)	31,176	1,557
MALAYSIA — 0.0% (g)
Comfort Gloves Bhd (expiring 06/26/26) (a)	75,600	724
Frontken Corp. Bhd (expiring 05/03/26) (a)	348,950	15,979
GDEX Bhd (expiring 01/04/28) (a)	160,612	1,539
Hong Seng Consolidated Bhd (expiring 10/03/24) (a)	508,266	541
Malaysian Resources Corp. Bhd (expiring 10/29/27) (a)	179,301	3,819
Security Description	Shares	Value
SKP Resources Bhd (expiring 04/25/26) (a)	108,980	$ 1,277
VS Industry Bhd (expiring 06/14/24) (a)	975,140	7,269
		31,148
THAILAND — 0.0% (g)
Srisawad Corp. PCL (expiring 08/29/25) (a)	9,740	498
VGI PCL (expiring 05/23/27) (a)	70,080	250
		748
TOTAL WARRANTS (Cost $0)		33,453
SHORT-TERM INVESTMENTS — 3.1%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 5.33% (h)(i)	65,836,738	65,836,738
State Street Navigator Securities Lending Portfolio II (j)(k)	157,993,212	157,993,212
TOTAL SHORT-TERM INVESTMENTS (Cost $223,829,950)		223,829,950
TOTAL INVESTMENTS — 101.7% (Cost $7,758,490,506)		7,449,927,254
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.7)%		(124,338,754)
NET ASSETS — 100.0%		$ 7,325,588,500
(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2023.
(c)	Variable Rate Security - Interest rate shown is rate in effect at September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 5.4% of net assets as of September 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Reflects separate holdings of the issuer's common stock traded on different securities exchanges.
(f)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2023, total aggregate fair value of the security is $268,654, representing 0.00% of the Fund's net assets.
(g)	Amount is less than 0.05% of net assets.
(h)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.

See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

(i)	The rate shown is the annualized seven-day yield at September 30, 2023.
(j)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2023 are shown in the Affiliate Table below.
(k)	Investment of cash collateral for securities loaned.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust
At September 30, 2023, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini MSCI Emerging Markets (long)	1,775	12/15/2023	$87,318,799	$84,800,625	$(2,518,174)

During the year ended September 30, 2023, average notional value related to futures contracts was $49,690,856.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$7,072,618,407	$152,573,587	$268,654	$7,225,460,648
Preferred Stocks	568,028	—	—	568,028
Rights	15,424	19,751	—	35,175
Warrants	33,453	—	—	33,453
Short-Term Investments	223,829,950	—	—	223,829,950
TOTAL INVESTMENTS	$7,297,065,262	$152,593,338	$268,654	$7,449,927,254
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts - Unrealized Depreciation	$ (2,518,174)	$ —	$ —	$ (2,518,174)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (2,518,174)	$ —	$ —	$ (2,518,174)
Sector Breakdown as of September 30, 2023

% of Net Assets
Financials	22.0
Information Technology	16.4
Consumer Discretionary	13.1
Materials	8.6
Industrials	8.4
Communication Services	8.3
Consumer Staples	6.3
Energy	5.3
Health Care	4.6
Utilities	3.1
Real Estate	2.5
Short-Term Investments	3.1
Liabilities in Excess of Other Assets	(1.7)
TOTAL	100.0
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR PORTFOLIO EMERGING MARKETS ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	32,435,146	$ 32,435,146	$ 870,714,935	$ 837,313,343	$—	$—	65,836,738	$ 65,836,738	$1,839,853
State Street Navigator Securities Lending Portfolio II	102,169,296	102,169,296	1,446,674,676	1,390,850,760	—	—	157,993,212	157,993,212	1,613,559
Total		$134,604,442	$ 2,317,389,611	$2,228,164,103	$—	$—		$223,829,950	$3,453,412
See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 99.2%
AUSTRALIA — 1.4%
Flutter Entertainment PLC (a)	3,763	$ 617,133
Glencore PLC	215,594	1,236,510
Rio Tinto PLC	22,864	1,443,890
		3,297,533
AUSTRIA — 0.6%
Addiko Bank AG	247	3,321
Agrana Beteiligungs AG	250	4,063
AMAG Austria Metall AG (b)	70	2,209
ams-OSRAM AG (a)	5,727	27,020
ANDRITZ AG	1,531	77,514
AT&S Austria Technologie & Systemtechnik AG	527	15,634
BAWAG Group AG (b)	1,730	79,603
CA Immobilien Anlagen AG	985	32,746
DO & Co. AG	137	15,056
Erste Group Bank AG	6,945	241,326
EVN AG	861	23,063
FACC AG (a)	364	2,347
Flughafen Wien AG	96	4,853
Immofinanz AG (a)	656	12,766
Kontron AG	810	15,728
Lenzing AG (a)	385	15,836
Mayr Melnhof Karton AG	181	24,491
Mondi PLC	9,553	160,032
Oesterreichische Post AG	674	22,157
OMV AG	3,034	145,579
Palfinger AG	271	6,413
PIERER Mobility AG	185	12,619
Porr Ag	510	6,339
Raiffeisen Bank International AG (a)	2,847	41,627
Rosenbauer International AG (a)	62	1,996
S IMMO AG (a)	156	2,117
Schoeller-Bleckmann Oilfield Equipment AG	222	13,115
Semperit AG Holding	223	4,028
Strabag SE	360	14,255
Telekom Austria AG	2,878	20,111
UBM Development AG	62	1,379
UNIQA Insurance Group AG	2,448	19,853
Verbund AG	1,405	114,615
Vienna Insurance Group AG Wiener Versicherung Gruppe	804	22,473
voestalpine AG	2,394	65,495
Wienerberger AG	2,226	56,657
Zumtobel Group AG	589	3,748
		1,332,184
BELGIUM — 1.5%
Ackermans & van Haaren NV	489	74,087
Aedifica SA REIT	999	56,957
Ageas SA	3,785	156,408
AGFA-Gevaert NV (a)	2,397	4,644
Anheuser-Busch InBev SA	19,111	1,062,475
Security Description	Shares	Value
Ascencio REIT	101	$ 4,416
Atenor	71	906
Azelis Group NV	2,779	55,050
Banque Nationale de Belgique	4	2,003
Barco NV	1,500	29,190
Bekaert SA	739	33,206
Biocartis Group NV (a)(b)(c)	1,354	416
bpost SA	2,060	11,309
Care Property Invest NV REIT (d)	1,008	12,679
Cie d'Entreprises CFE	142	1,052
Cie du Bois Sauvage SA	34	9,899
Cofinimmo SA REIT	675	46,381
Deceuninck NV	1,504	3,455
Deme Group NV	134	14,755
D'ieteren Group	489	82,785
Econocom Group SA	1,891	4,995
Elia Group SA	735	72,098
Etablissements Franz Colruyt NV	911	39,507
Euronav NV	2,126	34,574
EVS Broadcast Equipment SA	235	6,680
Exmar NV	810	9,519
Fagron	1,502	25,619
Financiere de Tubize SA	456	32,878
Floridienne SA	8	6,353
Fluxys Belgium SA	127	3,335
Galapagos NV (a)	916	31,548
Gimv NV	404	17,687
Greenyard NV (a)	362	2,342
Groupe Bruxelles Lambert NV	1,944	145,227
Home Invest Belgium SA REIT	156	2,629
Hyloris Pharmaceuticals SA (a)	213	2,639
Immobel SA	85	2,623
Intervest Offices & Warehouses NV REIT	485	7,035
Ion Beam Applications	469	4,906
KBC Ancora	783	32,082
KBC Group NV	5,171	323,779
Kinepolis Group NV (d)	308	15,359
Lotus Bakeries NV	9	73,276
Melexis NV	436	37,714
Mithra Pharmaceuticals SA (a)(d)	500	743
Montea NV REIT	343	24,440
Nextensa SA REIT (d)	62	3,000
Nyxoah SA (a)	234	1,719
Ontex Group NV (a)(d)	1,383	10,177
Orange Belgium SA (a)	263	3,826
Proximus SADP	3,305	26,937
Recticel SA (d)	848	8,422
Retail Estates NV REIT	286	17,169
Shurgard Self Storage Ltd. REIT	527	20,924
Sipef NV	127	7,073
Sofina SA	348	70,668
Solvay SA	1,544	171,399

See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Tessenderlo Group SA	434	$ 12,544
TINC Comm VA	474	6,072
UCB SA	2,638	216,568
Umicore SA	4,149	98,617
Unifiedpost Group SA (a)	527	1,434
Van de Velde NV	117	4,094
VGP NV	289	26,911
Warehouses De Pauw CVA REIT	3,511	87,133
Wereldhave Belgium Comm VA REIT	53	2,581
X-Fab Silicon Foundries SE (a)(b)	1,068	11,070
Xior Student Housing NV REIT	503	14,432
		3,444,430
BERMUDA — 0.0% (e)
Conduit Holdings Ltd.	3,366	18,919
Northern Ocean Ltd. (a)	2,328	3,282
		22,201
BRAZIL — 0.1%
Yara International ASA	3,438	130,950
CANADA — 0.0% (e)
International Petroleum Corp. (a)	2,170	21,003
CHILE — 0.1%
Antofagasta PLC	8,225	143,458
CHINA — 0.4%
Prosus NV	32,889	972,209
TI Fluid Systems PLC (b)	7,950	11,954
		984,163
CYPRUS — 0.0% (e)
ASBISc Enterprises PLC	800	5,095
DENMARK — 4.7%
ALK-Abello AS (a)	2,784	31,405
Alm Brand AS	18,488	27,798
Ambu AS Class B (a)	3,763	39,461
AP Moller - Maersk AS Class A	62	110,299
AP Moller - Maersk AS Class B	97	175,388
Asetek AS (a)	1,114	802
Atlantic Sapphire ASA (a)	3,696	543
Bang & Olufsen AS (a)	1,869	2,290
Bavarian Nordic AS (a)	1,647	37,064
Better Collective AS (a)	689	15,538
Carlsberg AS Class B	2,027	256,541
cBrain AS	178	5,049
Cementir Holding NV	961	7,631
Chemometec AS (a)	354	16,908
Chr Hansen Holding AS	2,189	134,388
Coloplast AS Class B	2,578	273,642
D/S Norden AS	489	27,285
Danske Bank AS	14,380	335,551
Demant AS (a)	1,797	74,654
Dfds AS	721	23,872
DSV AS	3,833	717,817
FLSmidth & Co. AS	1,105	50,079
Security Description	Shares	Value
Genmab AS (a)	1,400	$ 498,523
GN Store Nord AS (a)	2,778	50,388
H Lundbeck AS	6,019	32,560
H+H International AS Class B (a)	349	3,538
ISS AS	3,344	51,609
Jeudan AS	185	6,278
Jyske Bank AS (a)	995	73,065
Matas AS	759	10,518
Napatech AS (a)	663	654
Netcompany Group AS (a)(b)	1,004	38,303
Nilfisk Holding AS (a)	223	3,932
NKT AS (a)	1,168	61,193
Novo Nordisk AS Class B	69,035	6,311,284
Novozymes AS Class B	4,413	178,382
NTG Nordic Transport Group AS Class A (a)	344	17,754
Orsted AS (b)	3,975	217,340
Pandora AS	1,772	184,063
Per Aarsleff Holding AS	397	18,263
Ringkjoebing Landbobank AS	576	83,498
ROCKWOOL AS Class A	120	29,169
ROCKWOOL AS Class B	178	43,279
Royal Unibrew AS	929	71,991
Scandinavian Tobacco Group AS Class A (b)	1,114	17,003
Schouw & Co. AS	267	17,836
Solar AS Class B	106	7,149
SP Group AS	179	5,159
Spar Nord Bank AS	1,513	23,501
Sparekassen Sjaelland-Fyn AS	364	10,202
Sydbank AS	1,119	53,414
Topdanmark AS	1,015	44,213
Trifork Holding AG (d)	276	4,648
Tryg AS	7,170	131,679
UIE PLC	295	7,393
Vestas Wind Systems AS (a)	21,331	459,014
Zealand Pharma AS (a)	1,131	49,106
		11,179,906
EGYPT — 0.0% (e)
Centamin PLC	24,218	24,697
Energean PLC	2,909	40,583
		65,280
FAEROE ISLANDS — 0.0% (e)
Bakkafrost P	1,082	55,672
FINLAND — 1.9%
Afarak Group SE (a)	3,229	1,390
Aktia Bank Oyj	1,333	12,843
Alandsbanken Abp Class A (d)	49	1,774
Alandsbanken Abp Class B	145	5,097
Alisa Pankki Oyj (a)	121	2,472
Alma Media Oyj	871	8,318
Anora Group Oyj	919	4,369
Aspo Oyj	546	3,451
Atria Oyj	191	2,140
Bittium Oyj	747	2,930

See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
CapMan Oyj Class B	3,224	$ 8,226
Cargotec Oyj Class B	832	34,936
Caverion Oyj	2,077	18,934
Citycon Oyj (a)	1,587	8,914
Digia Oyj	296	1,717
Elisa Oyj	3,180	147,770
Enento Group Oyj (b)	442	9,921
eQ Oyj	381	7,059
Etteplan Oyj	223	3,542
Evli Oyj Class B	97	1,982
Finnair Oyj (a)	13,031	7,119
Fiskars Oyj Abp	1,045	19,296
Fortum Oyj (d)	9,494	110,519
F-Secure Oyj	2,362	4,366
Gofore Oyj	166	3,533
Harvia Oyj	349	9,452
HKScan Oyj Class A (a)	1,159	908
Huhtamaki Oyj (d)	2,091	68,961
Incap Oyj (a)	360	3,236
Kamux Corp.	560	3,294
Kemira Oyj	2,502	39,046
Kesko Oyj Class A	2,032	37,219
Kesko Oyj Class B	5,850	105,107
Kojamo Oyj	3,792	33,724
Kone Oyj Class B	8,483	358,537
Konecranes Oyj	1,544	51,428
Lassila & Tikanoja Oyj	766	7,899
Marimekko Oyj	844	9,392
Metsa Board Oyj Class B (d)	3,641	29,317
Metso Oyj	13,608	143,412
Musti Group Oyj (a)	692	13,188
Neste Oyj (d)	9,153	311,363
Nokia Oyj	112,268	424,106
Nokian Renkaat Oyj	2,600	20,502
Nordea Bank Abp (f)	54,249	599,804
Nordea Bank Abp (f)	21,752	239,788
Olvi Oyj Class A	338	10,807
Oma Saastopankki Oyj	181	3,948
Optomed Oy (a)	247	710
Oriola Oyj Class B	2,362	2,331
Orion Oyj Class A	599	23,560
Orion Oyj Class B	2,290	90,241
Orthex Oyj	191	934
Outokumpu Oyj (d)	8,397	35,286
Pihlajalinna Oyj (a)	373	3,203
Ponsse Oyj	222	6,158
Puuilo Oyj	1,454	12,400
QT Group Oyj (a)	435	23,967
Raisio Oyj Class V	2,635	5,761
Rapala VMC Oyj	442	1,451
Relais Group Oyj	213	2,514
Remedy Entertainment Oyj	208	5,274
Revenio Group Oyj	481	10,440
Sampo Oyj Class A	10,073	437,043
Sanoma Oyj	1,719	12,667
Scanfil Oyj	472	4,183
Security Description	Shares	Value
Sitowise Group PLC	608	$ 2,337
Stockmann Oyj Abp Class B (a)	2,605	6,578
Stora Enso Oyj Class A	561	7,484
Stora Enso Oyj Class R	13,056	164,356
Suominen Oyj	623	1,880
Taaleri Oyj	349	3,418
Talenom Oyj (d)	571	3,301
Tecnotree Oyj (a)	3,272	1,484
Terveystalo Oyj (b)(d)	2,020	16,168
TietoEVRY Oyj	2,277	51,349
Tokmanni Group Corp.	1,021	14,215
UPM-Kymmene Oyj	11,380	391,217
Uponor Oyj	1,202	36,193
Vaisala Oyj Class A	566	19,895
Valmet Oyj (d)	3,255	74,645
Verkkokauppa.com Oyj	504	1,350
Viking Line Abp	206	4,198
Wartsila Oyj Abp	10,457	119,072
WithSecure Oyj (a)(d)	2,076	2,260
YIT Oyj (d)	3,609	8,307
		4,564,886
FRANCE — 15.1%
AB Science SA (a)	434	1,091
Abivax SA (a)	610	9,688
Accor SA	4,068	137,565
Adevinta ASA (a)	7,369	73,338
Aeroports de Paris SA	489	57,934
Air France-KLM (a)	2,987	37,627
Air Liquide SA	11,155	1,887,767
Airbus SE	12,514	1,682,383
ALD SA (b)	4,805	37,315
Alstom SA	6,317	151,152
Altarea SCA REIT (d)	116	10,673
Alten SA	621	81,922
Amundi SA (b)	1,365	77,101
Antin Infrastructure Partners SA	604	7,821
ARGAN SA REIT	204	13,650
Arkema SA	1,251	123,920
Atos SE (a)(d)	2,271	15,888
Aubay	191	7,836
AXA SA	40,423	1,206,044
Believe SA (a)	424	3,870
Beneteau SA	730	8,857
BioMerieux	1,026	99,742
BNP Paribas SA	24,946	1,596,052
Bollore SE	17,015	91,694
Bonduelle SCA	274	3,063
Bouygues SA	5,934	208,206
Bureau Veritas SA	6,211	154,599
Caisse Regionale de Credit Agricole Mutuel Brie Picardie	318	6,212
Caisse Regionale de Credit Agricole Mutuel Nord de France	320	4,446
Capgemini SE	3,699	649,325
Carmila SA REIT	1,134	17,025

See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Carrefour SA	11,762	$ 202,797
Casino Guichard Perrachon SA (a)(d)	810	1,217
CGG SA (a)	14,895	10,632
Chargeurs SA	347	2,965
Christian Dior SE	97	71,581
Cie de L'Odet SE	11	16,002
Cie de Saint-Gobain SA	10,951	659,488
Cie des Alpes	675	9,291
Cie Generale des Etablissements Michelin SCA	15,090	464,438
Cie Plastic Omnium SE	1,295	21,115
Clariane SE	1,512	9,125
Coface SA	2,277	29,122
Covivio SA REIT	1,057	47,114
Credit Agricole SA	25,512	315,811
Danone SA	13,608	752,934
Dassault Aviation SA	433	81,785
Dassault Systemes SE	15,464	577,868
DBV Technologies SA (a)	1,602	4,512
Derichebourg SA	1,853	9,378
Edenred SE	5,261	330,195
Eiffage SA	2,097	199,907
Elior Group SA (a)(b)(d)	2,118	4,353
Elis SA	3,964	69,920
Engie SA	39,665	610,192
Equasens	101	7,795
Eramet SA	221	16,905
ESI Group (a)	108	17,323
EssilorLuxottica SA	6,566	1,148,152
Eurazeo SE	1,029	61,500
Euroapi SA (a)	1,127	14,235
Eutelsat Communications SA (d)	2,589	15,323
Exclusive Networks SA (a)	524	9,553
Fnac Darty SA	282	6,927
Forvia SE (a)(f)	3,251	67,498
Forvia SE (a)(d)(f)	393	8,272
Gaztransport Et Technigaz SA	746	92,015
Gecina SA REIT	998	102,229
Getlink SE	6,961	111,360
Hermes International SCA	749	1,371,738
ICADE REIT	639	21,149
ID Logistics Group SACA (a)	49	12,944
Imerys SA	700	20,752
Interparfums SA	421	23,446
Ipsen SA	805	105,855
IPSOS SA	832	38,354
JCDecaux SE (a)	1,647	27,935
Kaufman & Broad SA	282	8,240
Kering SA	1,537	702,830
Klepierre SA REIT	4,020	98,871
La Francaise des Jeux SAEM (b)	2,414	78,719
Lagardere SA	353	7,161
Lectra	639	17,421
Legrand SA	5,685	525,458
LISI	347	8,174
Security Description	Shares	Value
L'Oreal SA	5,176	$ 2,154,771
LVMH Moet Hennessy Louis Vuitton SE	5,514	4,182,306
Maisons du Monde SA (b)	438	3,378
Manitou BF SA	219	5,263
McPhy Energy SA (a)	443	2,420
Mercialys SA REIT	1,800	16,256
Mersen SA	424	16,969
Metropole Television SA	1,063	13,483
Neoen SA (b)	1,647	48,163
Neurones	174	6,540
Nexans SA	684	55,798
Nexity SA	865	12,794
Orange SA	43,810	503,729
Orpea SA (a)(d)	1,050	1,584
OVH Groupe SAS (a)	648	5,900
Pernod Ricard SA	4,275	714,454
PEUGEOT INVEST	100	10,577
Publicis Groupe SA	5,053	383,906
Quadient SA	709	14,338
Remy Cointreau SA	462	56,569
Renault SA	4,394	180,852
Rexel SA	4,597	103,669
Robertet SA	18	15,379
Rubis SCA	2,115	47,562
Safran SA	8,094	1,273,774
Sartorius Stedim Biotech	527	126,099
SCOR SE	3,328	103,838
SEB SA	674	63,260
SES-imagotag SA (a)(d)	176	20,572
Societe BIC SA	509	33,655
Societe Generale SA	17,524	427,566
Societe LDC SADIR	67	8,229
Societe pour l'Informatique Industrielle	187	9,295
Sodexo SA	1,767	182,442
SOITEC (a)	540	90,190
Solutions 30 SE (a)	1,537	3,118
Sopra Steria Group SACA	354	73,423
SPIE SA	3,176	92,538
Stef SA	113	12,682
Sword Group	156	5,987
Technip Energies NV	3,061	76,386
Teleperformance SE	1,190	150,434
Television Francaise 1 SA	2,150	16,492
Thales SA	2,159	304,245
Thermador Groupe	157	13,098
Tikehau Capital SCA (d)	909	20,066
TotalEnergies SE	53,274	3,514,524
Trigano SA	172	23,401
Ubisoft Entertainment SA (a)	1,955	63,669
Unibail-Rodamco-Westfield REIT (a)	2,278	112,753
Valeo SE	4,677	80,862
Vallourec SACA (a)	3,409	41,723
Valneva SE (a)	1,732	10,155

See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Veolia Environnement SA	14,380	$ 417,617
Verallia SA (b)	1,698	67,020
Vetoquinol SA	74	6,111
Vicat SACA	375	11,494
Vinci SA	12,724	1,414,781
Virbac SA	90	24,394
Vivendi SE	15,527	136,380
Voltalia SA (a)	842	9,146
Waga Energy SA (a)	183	4,669
Wavestone	180	9,453
Wendel SE	558	44,338
Worldline SA (a)(b)	4,977	140,429
		35,510,650
GABON — 0.0% (e)
BW Energy Ltd. (a)	2,425	6,233
GEORGIA — 0.0% (e)
Bank of Georgia Group PLC	773	34,815
TBC Bank Group PLC	1,057	38,510
		73,325
GERMANY — 12.0%
1&1 AG	763	12,941
7C Solarparken AG	1,474	5,048
Aareal Bank AG (a)	92	3,219
About You Holding SE (a)	747	4,196
Adesso SE	56	6,083
adidas AG	3,535	623,606
ADLER Group SA (a)(b)	1,815	934
Adtran Networks SE (a)	395	8,385
AIXTRON SE	2,374	87,519
Allianz SE	8,603	2,055,772
Amadeus Fire AG	106	12,547
Aroundtown SA (a)	20,041	41,843
Atoss Software AG	103	21,374
Aurubis AG	659	48,938
Auto1 Group SE (a)(b)	2,172	13,936
BASF SE	18,948	861,628
Basler AG	286	2,967
Bayer AG	20,970	1,009,080
Bayerische Motoren Werke AG	6,326	645,520
Bayerische Motoren Werke AG Preference Shares	1,260	117,794
BayWa AG	260	9,277
Bechtle AG	1,774	83,093
Beiersdorf AG	2,068	267,447
Bike24 Holding AG (a)	519	1,008
Bilfinger SE	469	16,108
Biotest AG Preference Shares (a)(g)	208	7,003
Borussia Dortmund GmbH & Co. KGaA (a)	1,503	6,246
Brenntag SE	3,091	240,470
CANCOM SE	722	19,309
Carl Zeiss Meditec AG	799	70,061
Ceconomy AG (a)	3,534	7,506
Cewe Stiftung & Co. KGAA	106	9,887
Security Description	Shares	Value
Commerzbank AG	22,281	$ 254,536
CompuGroup Medical SE & Co. KgaA	611	23,987
Continental AG	2,295	162,216
Covestro AG (a)(b)	4,121	222,780
CropEnergies AG	436	3,656
CTS Eventim AG & Co. KGaA	1,248	71,153
Daimler Truck Holding AG	11,036	383,481
Dermapharm Holding SE	397	16,443
Deutsche Bank AG	43,617	482,576
Deutsche Beteiligungs AG	247	8,238
Deutsche Boerse AG	4,052	702,282
Deutsche EuroShop AG	301	5,826
Deutsche Lufthansa AG (a)	12,733	101,189
Deutsche Pfandbriefbank AG (b)	2,830	20,165
Deutsche Post AG	21,035	858,206
Deutsche Telekom AG	73,862	1,553,705
Deutsche Wohnen SE	1,071	24,379
Deutz AG	2,540	11,241
DIC Asset AG	766	3,175
DMG Mori AG	186	8,448
Draegerwerk AG & Co. KGaA Preference Shares	168	7,551
Duerr AG	1,033	28,108
DWS Group GmbH & Co. KGaA (b)	651	22,194
E.ON SE	43,391	514,530
Eckert & Ziegler Strahlen- und Medizintechnik AG	298	10,197
Elmos Semiconductor SE	158	10,689
ElringKlinger AG	579	3,598
EnBW Energie Baden-Wuerttemberg AG	382	32,760
Encavis AG (a)	2,542	35,862
Energiekontor AG	155	12,636
Evonik Industries AG	4,425	81,167
Evotec SE (a)	3,241	64,854
Fielmann Group AG	504	21,814
flatexDEGIRO AG (a)	1,771	15,555
Fraport AG Frankfurt Airport Services Worldwide (a)	779	41,436
Freenet AG	2,572	60,398
Fresenius Medical Care AG & Co. KGaA	4,223	182,600
Fresenius SE & Co. KGaA	8,891	277,317
FUCHS SE	674	21,658
FUCHS SE Preference Shares	1,463	57,032
GEA Group AG	3,268	120,961
Gerresheimer AG	674	70,967
GFT Technologies SE	320	8,938
Grand City Properties SA (a)	1,631	15,446
GRENKE AG	589	12,909
Hamborner REIT AG	1,509	10,305
Hamburger Hafen und Logistik AG	445	7,925
Hannover Rueck SE	1,284	282,627
Hapag-Lloyd AG (b)	150	27,347

See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Heidelberg Materials AG	3,061	$ 238,266
Heidelberger Druckmaschinen AG (a)	4,968	6,370
Hella GmbH & Co. KGaA	434	30,786
HelloFresh SE (a)	3,445	103,148
Henkel AG & Co. KGaA	2,113	133,602
Henkel AG & Co. KGaA Preference Shares	3,448	246,267
Hensoldt AG	1,131	33,457
HOCHTIEF AG	536	54,337
Hornbach Holding AG & Co. KGaA	166	10,624
Hugo Boss AG	1,283	81,394
Hypoport SE (a)	97	13,176
Indus Holding AG	385	8,193
Infineon Technologies AG	27,880	925,535
Instone Real Estate Group SE (b)	1,015	6,308
Jenoptik AG	1,073	27,265
JOST Werke SE (b)	262	12,594
Jungheinrich AG Preference Shares	1,005	30,198
K+S AG	4,078	74,176
KION Group AG	1,552	59,795
Kloeckner & Co. SE	1,562	11,303
Knorr-Bremse AG	1,415	90,158
Koenig & Bauer AG (a)	269	3,993
Krones AG	340	35,116
KWS Saat SE & Co. KGaA	209	12,303
LANXESS AG	1,775	45,197
LEG Immobilien SE (a)	1,588	109,856
LPKF Laser & Electronics SE (a)	472	3,551
Medios AG (a)	351	5,604
Mercedes-Benz Group AG	17,041	1,188,798
Merck KGaA	2,740	458,789
METRO AG (a)	2,900	20,050
Mister Spex SE (a)	409	1,451
MLP SE	965	4,919
Montana Aerospace AG (a)(b)	605	7,447
MorphoSys AG (a)	803	21,960
MTU Aero Engines AG	1,139	207,116
Muenchener Rueckversicherungs-Gesellschaft AG	2,912	1,137,965
Nagarro SE (a)	169	12,266
Nemetschek SE	1,192	73,046
New Work SE	57	5,974
Nexus AG	295	16,147
Nordex SE (a)	3,037	37,444
Norma Group SE	674	12,524
Patrizia SE	941	7,492
Pfeiffer Vacuum Technology AG	78	12,090
PNE AG	869	12,089
Porsche Automobil Holding SE Preference Shares	3,236	159,828
ProSiebenSat.1 Media SE	3,117	21,141
Puma SE	2,154	134,096
Security Description	Shares	Value
PVA TePla AG (a)	364	$ 5,927
Rational AG	102	64,795
Rheinmetall AG	926	239,120
RWE AG	14,428	536,939
SAF-Holland SE	880	11,376
Salzgitter AG	462	12,277
SAP SE	21,779	2,832,047
Sartorius AG (f)	39	10,901
Sartorius AG Preference Shares (f)	521	177,508
Schaeffler AG Preference Shares	3,489	20,151
Scout24 SE (b)	1,569	109,073
Secunet Security Networks AG	29	6,171
SFC Energy AG (a)	376	7,850
SGL Carbon SE (a)	1,092	7,636
Siemens AG	15,975	2,294,490
Siemens Energy AG (a)	11,486	150,551
Siemens Healthineers AG (b)	5,952	302,481
Siltronic AG	360	30,854
Sixt SE	265	24,634
Sixt SE Preference Shares	347	21,419
SMA Solar Technology AG (a)	394	25,634
Softwareone Holding AG	2,427	48,153
Stabilus SE	519	29,096
STO SE & Co. KGaA Preference Shares	51	7,009
STRATEC SE	132	6,184
Stroeer SE & Co. KGaA	694	30,934
Suedzucker AG	1,201	17,904
SUESS MicroTec SE	326	7,559
SUSE SA	813	11,009
Symrise AG	2,664	254,748
Synlab AG	1,209	12,915
TAG Immobilien AG (a)	4,011	42,178
Takkt AG	622	8,456
Talanx AG	1,182	75,087
TeamViewer SE (a)(b)	3,010	50,862
Telefonica Deutschland Holding AG	19,269	34,580
thyssenkrupp AG	10,652	81,493
Thyssenkrupp Nucera AG & Co. KGaa (a)	461	9,064
Traton SE	1,047	22,093
TUI AG (a)(f)	7,504	41,325
TUI AG (a)(f)	2,345	12,950
United Internet AG	1,561	33,484
Varta AG (a)(d)	376	7,156
VERBIO Vereinigte BioEnergie AG	424	17,108
Vitesco Technologies Group AG Class A (a)	366	29,741
Volkswagen AG	618	81,592
Volkswagen AG Preference Shares	4,400	507,497
Vonovia SE	14,746	356,117
Vossloh AG	165	6,900

See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Wacker Chemie AG	425	$ 61,038
Wacker Neuson SE	633	12,935
Washtec AG	241	8,548
Westwing Group SE (a)	287	2,735
Wuestenrot & Wuerttembergische AG	425	6,516
Zalando SE (a)(b)	5,020	112,301
		28,202,113
GHANA — 0.0% (e)
Tullow Oil PLC (a)	24,142	10,119
GREECE — 0.0% (e)
Okeanis Eco Tankers Corp. (a)(b)	233	6,044
GUATEMALA — 0.0% (e)
Millicom International Cellular SA SDR (a)	2,779	43,421
HONG KONG — 0.3%
Cadeler AS (a)	2,023	6,924
Prudential PLC	58,412	633,668
		640,592
IRELAND — 0.6%
AIB Group PLC	29,400	132,602
Bank of Ireland Group PLC	22,462	220,931
C&C Group PLC	8,192	13,898
Cairn Homes PLC	14,252	16,508
COSMO Pharmaceuticals NV	178	7,764
Dalata Hotel Group PLC	3,939	16,744
Glanbia PLC	4,284	70,802
Glenveagh Properties PLC (a)(b)	12,708	13,414
Greencore Group PLC (a)	11,486	10,641
Kerry Group PLC Class A	3,327	278,909
Kingspan Group PLC	3,313	248,902
Ryanair Holdings PLC ADR (a)	2,244	218,139
Smurfit Kappa Group PLC	5,194	173,553
		1,422,807
ISRAEL — 0.0% (e)
Plus500 Ltd.	1,926	32,370
ITALY — 3.8%
A2A SpA	32,837	58,616
ACEA SpA	917	10,010
AMCO - Asset Management Co. SpA Class B (a)(c)(d)	88	—
Amplifon SpA	2,798	83,302
Anima Holding SpA (b)	5,225	21,962
Antares Vision SpA (a)	697	2,527
Aquafil SpA	371	1,002
Ariston Holding NV	2,370	15,469
Arnoldo Mondadori Editore SpA	3,224	7,305
Ascopiave SpA	1,381	2,901
Assicurazioni Generali SpA	23,634	484,561
Avio SpA (a)	351	3,018
Azimut Holding SpA	2,432	53,248
Banca Generali SpA	1,235	43,816
Security Description	Shares	Value
Banca IFIS SpA	564	$ 9,775
Banca Mediolanum SpA	4,597	39,433
Banca Monte dei Paschi di Siena SpA (a)	10,000	25,569
Banca Popolare di Sondrio SPA	9,021	46,571
Banco BPM SpA	32,394	155,538
Banco di Desio e della Brianza SpA	908	3,182
BasicNet SpA	527	2,678
BF SpA	1,199	4,506
BFF Bank SpA (b)	3,878	38,862
Biesse SpA	256	2,995
BPER Banca	21,449	65,788
Brembo SpA	3,266	40,665
Brunello Cucinelli SpA	733	55,915
Buzzi SpA	2,069	56,779
Carel Industries SpA (b)	1,001	24,058
Cembre SpA	101	3,539
CIR SpA-Compagnie Industriali (a)	18,761	8,025
Coca-Cola HBC AG	3,547	97,366
Credito Emiliano SpA	1,562	12,866
d'Amico International Shipping SA	895	4,365
Danieli & C Officine Meccaniche SpA (f)	768	16,083
Danieli & C Officine Meccaniche SpA (f)	257	7,319
Datalogic SpA	474	3,061
Davide Campari-Milano NV	11,296	133,529
De' Longhi SpA	1,504	32,834
DiaSorin SpA	550	50,323
Digital Bros SpA	74	943
doValue SpA (b)	1,263	4,941
El.En. SpA	823	7,585
Enav SpA (b)	5,307	19,688
Enel SpA	165,815	1,021,740
Eni SpA	48,531	783,887
ERG SpA	1,175	28,414
Esprinet SpA (d)	630	3,235
Eurotech SpA (a)	493	1,274
Ferrari NV	2,507	742,404
Fila SpA	545	4,322
Fincantieri SpA (a)(d)	10,245	5,109
Fine Foods & Pharmaceuticals NTM	216	1,919
FinecoBank Banca Fineco SpA	12,869	156,892
Garofalo Health Care SpA (a)	593	2,744
Gruppo MutuiOnline SpA	520	13,736
GVS SpA (a)(b)(d)	1,295	7,020
Hera SpA	17,596	48,251
Immobiliare Grande Distribuzione SIIQ SpA REIT (d)	974	2,202
Industrie De Nora SpA (d)	1,149	19,805
Infrastrutture Wireless Italiane SpA (b)	7,557	90,131
Intercos SpA	1,124	15,280

See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Interpump Group SpA	1,771	$ 81,546
Intesa Sanpaolo SpA	344,429	889,781
Iren SpA	12,452	24,060
Italgas SpA	10,264	52,727
Italmobiliare SpA	330	8,385
Iveco Group NV (a)	4,027	37,784
IVS Group SA	730	4,251
Juventus Football Club SpA (a)(d)	10,513	3,350
KME Group SpA (a)	3,339	3,599
Leonardo SpA	8,618	124,638
Lottomatica Group Spa (a)	1,459	13,604
LU-VE SpA	147	3,362
Maire Tecnimont SpA	3,371	13,891
MARR SpA	694	8,817
Mediobanca Banca di Credito Finanziario SpA	11,541	153,104
MFE-MediaForEurope NV Class A	17,682	7,485
MFE-MediaForEurope NV Class B (d)	7,940	4,998
Moncler SpA	4,409	257,115
Nexi SpA (a)(b)	12,081	74,033
OVS SpA (b)	4,238	8,830
Pharmanutra SpA	62	3,216
Philogen SpA (a)(b)	204	3,575
Piaggio & C SpA	3,752	12,021
Pirelli & C SpA (b)	8,314	40,148
Poste Italiane SpA (b)	9,946	104,966
Prysmian SpA	5,648	228,130
RAI Way SpA (b)	1,993	10,445
Recordati Industria Chimica e Farmaceutica SpA	2,155	102,011
Reply SpA	479	45,161
Revo SpA (a)	354	3,178
Risanamento SpA (a)	28,868	2,384
Sabaf SpA (a)	147	2,381
SAES Getters SpA	275	9,564
Safilo Group SpA (a)	4,827	4,334
Saipem SpA (a)	24,993	38,237
Salcef Group SpA	541	12,630
Salvatore Ferragamo SpA (d)	1,505	19,981
Sanlorenzo SpA	262	9,847
Saras SpA	11,934	17,127
Seco SpA (a)(d)	1,516	6,667
Seri Industrial SpA (a)	316	1,158
Sesa SpA	167	17,584
Snam SpA	43,372	204,299
SOL SpA	765	21,706
Spaxs SpA (a)	1,249	6,969
Tamburi Investment Partners SpA	2,281	20,286
Technogym SpA (b)	2,801	21,708
Technoprobe SpA (a)(d)	2,873	22,661
Telecom Italia SpA (a)(d)(f)	222,893	69,876
Telecom Italia SpA (a)(f)	126,291	39,752
Terna - Rete Elettrica Nazionale	29,751	224,524
Security Description	Shares	Value
Tinexta Spa	413	$ 6,773
Tod's SpA (a)	171	6,203
TXT e-solutions SpA	160	2,853
UniCredit SpA	38,387	923,798
Unieuro SpA (b)(d)	370	3,318
Unipol Gruppo SpA	8,770	47,559
UnipolSai Assicurazioni SpA (d)	8,270	20,016
Webuild SpA (d)	9,746	17,387
Wiit SpA	218	3,494
Zignago Vetro SpA	757	11,365
		8,855,535
JERSEY — 0.0% (e)
JTC PLC (b)	2,944	26,231
JORDAN — 0.0% (e)
Hikma Pharmaceuticals PLC	3,452	87,974
LIECHTENSTEIN — 0.0% (e)
Liechtensteinische Landesbank AG	230	16,468
LUXEMBOURG — 0.3%
APERAM SA	914	26,709
ArcelorMittal SA	10,841	272,887
Brederode SA (d)	258	25,950
Eurofins Scientific SE	2,761	156,392
Global Fashion Group SA (a)	1,687	595
Majorel Group Luxembourg SA	447	14,032
RTL Group SA	751	25,841
SES SA	7,884	51,711
		574,117
MALTA — 0.0% (e)
Catena Media PLC (a)(d)	3,080	5,264
Gaming Innovation Group, Inc. (a)	1,472	3,846
Kindred Group PLC SDR	3,776	34,715
		43,825
MEXICO — 0.0% (e)
Borr Drilling Ltd. (a)	4,695	33,180
Fresnillo PLC	3,874	26,063
		59,243
MONACO — 0.0% (e)
Societe des Bains de Mer et du Cercle des Etrangers a Monaco	130	15,347
NETHERLANDS — 7.6%
Aalberts NV	2,038	74,830
ABN AMRO Bank NV GDR (b)	9,327	132,720
Adyen NV (a)(b)	608	454,273
Aegon NV	33,742	163,689
Akzo Nobel NV	3,590	260,287
Alfen NV (a)(b)(d)	441	18,746
AMG Critical Materials NV	685	20,669
Arcadis NV	1,559	70,315
Argenx SE (a)	1,243	606,162
ASM International NV	939	395,181

See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
ASML Holding NV	8,596	$ 5,088,378
ASR Nederland NV	3,177	119,477
Basic-Fit NV (a)(b)	1,116	31,760
BE Semiconductor Industries NV	1,717	169,062
Corbion NV	1,220	24,361
CTP NV (b)	2,477	35,509
Eurocommercial Properties NV REIT	1,032	22,967
Euronext NV (b)	1,741	121,657
EXOR NV	2,434	216,313
Ferrovial SE	11,142	341,747
Flow Traders Ltd.	664	12,380
Fugro NV (a)	2,197	33,844
Heineken Holding NV	2,483	187,702
Heineken NV	6,106	539,546
IMCD NV	1,189	151,062
ING Groep NV	77,260	1,026,578
JDE Peet's NV	2,375	66,434
Koninklijke Ahold Delhaize NV	20,741	626,286
Koninklijke BAM Groep NV	5,853	12,480
Koninklijke KPN NV	72,508	239,439
Koninklijke Philips NV	16,731	335,963
Koninklijke Vopak NV	1,398	47,986
NN Group NV (d)	5,952	191,823
NSI NV REIT	407	7,731
OCI NV (a)	2,804	78,345
Onward Medical NV (a)	298	1,350
Pharming Group NV (a)(d)	13,121	16,879
PostNL NV	7,766	16,593
Randstad NV	2,675	148,348
Redcare Pharmacy NV (a)(b)	365	39,031
SBM Offshore NV	2,991	39,362
Shell PLC (f)	57,080	1,815,574
Shell PLC (d)(f)	84,915	2,742,514
TKH Group NV	849	33,726
TomTom NV (a)	1,440	10,306
Universal Music Group NV	13,390	350,589
Universal Music Group NV (d)	3,800	99,495
Van Lanschot Kempen NV ADR	664	17,892
Wolters Kluwer NV	5,176	628,292
		17,885,653
NIGERIA — 0.0% (e)
Airtel Africa PLC (b)	25,998	39,855
NORWAY — 1.4%
2020 Bulkers Ltd. (a)	468	4,216
ABG Sundal Collier Holding ASA	9,032	4,371
ABL Group ASA	1,236	1,661
AF Gruppen ASA	1,158	13,560
Agilyx ASA (a)	850	2,077
Akastor ASA (a)	2,944	3,281
Aker ASA Class A	534	33,096
Aker BioMarine ASA (a)	341	1,259
Aker BP ASA	6,540	181,925
Aker Carbon Capture ASA (a)	7,885	8,396
Aker Horizons ASA (a)	4,654	2,008
Security Description	Shares	Value
Aker Solutions ASA	6,017	$ 24,428
AKVA Group ASA (a)	190	1,407
AMSC ASA (a)	1,032	3,996
ArcticZymes Technologies ASA (a)	1,086	3,113
Arendals Fossekompani ASA	267	3,458
Aurskog Sparebank	69	1,349
Austevoll Seafood ASA	1,894	13,394
AutoStore Holdings Ltd. (a)(b)(d)	21,704	30,871
Avance Gas Holding Ltd. (b)	571	6,171
Axactor ASA (a)	3,407	1,755
B2Holding ASA	6,069	3,947
Belships ASA	2,996	5,079
Bergenbio ASA (a)	35,463	359
BEWi ASA	912	2,554
BLUENORD ASA (a)	566	27,606
Bonheur ASA	444	9,347
Borregaard ASA	1,991	29,563
Bouvet ASA	1,889	10,066
BW Offshore Ltd.	1,946	4,499
Carasent ASA (a)	1,029	1,499
Cloudberry Clean Energy ASA (a)	3,318	3,336
Crayon Group Holding ASA (a)(b)	1,806	11,253
DNB Bank ASA	18,846	381,849
DNO ASA	20,880	20,741
DOF Group ASA (a)	987	4,731
Edda Wind ASA (a)	350	816
Elkem ASA (b)	6,376	12,991
Elliptic Laboratories ASA (a)	1,638	2,309
Elmera Group ASA (b)	2,350	5,791
Elopak ASA	1,818	3,716
Entra ASA (b)	1,441	12,405
Equinor ASA	21,017	693,565
Europris ASA (b)	3,499	19,647
Frontline PLC	3,168	58,651
Gjensidige Forsikring ASA	4,053	59,990
Gram Car Carriers ASA (a)	298	4,778
Grieg Seafood ASA	1,264	9,289
Hexagon Composites ASA (a)	2,316	5,968
Hexagon Purus ASA (a)	2,417	3,157
Hoegh Autoliners ASA	1,537	11,122
Hofseth BioCare ASA (a)	3,787	1,007
IDEX Biometrics ASA (a)	19,239	878
Kahoot! ASA (a)(d)	12,010	39,244
Kid ASA (b)	826	6,854
Kitron ASA	4,313	14,369
Klaveness Combination Carriers ASA (b)	507	3,307
KMC Properties ASA (a)	1,246	639
Komplett ASA (a)	508	387
Kongsberg Gruppen ASA	1,897	78,655
Leroy Seafood Group ASA	5,913	24,939
LINK Mobility Group Holding ASA (a)	4,069	4,918

See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Magnora ASA	880	$ 3,002
Medistim ASA	319	6,385
Morrow Bank ASA (a)	2,852	1,002
Mowi ASA	9,249	164,756
MPC Container Ships ASA	6,507	10,662
Multiconsult ASA (b)	443	5,579
NEL ASA (a)	34,545	27,251
NORBIT ASA	385	1,910
Nordic Semiconductor ASA (a)	3,591	37,476
Norsk Hydro ASA	28,651	180,939
Norske Skog ASA (b)	1,652	7,210
Norwegian Air Shuttle ASA (a)	17,406	13,973
NRC Group ASA (a)	820	891
Nykode Therapeutics ASA (a)	4,141	9,223
Odfjell Drilling Ltd.	1,991	7,082
Odfjell SE Class A	534	4,838
OKEA ASA	623	2,234
Olav Thon Eiendomsselskap ASA	633	9,815
Orkla ASA	16,111	121,095
Otello Corp. ASA (a)	1,366	1,006
Panoro Energy ASA	2,728	8,050
Pareto Bank ASA	865	4,373
Pexip Holding ASA (a)	1,888	3,229
PGS ASA (a)	19,142	16,856
PhotoCure ASA (a)	510	2,579
Polaris Media ASA	244	1,261
poLight ASA (a)(b)	692	870
Protector Forsikring ASA	1,461	23,890
Rana Gruber ASA	529	2,933
Saga Pure ASA (a)	4,014	535
Salmar ASA	1,522	77,724
Salmon Evolution ASA (a)	6,521	3,806
Sandnes Sparebank	416	3,260
SATS ASA (a)	1,417	1,593
Schibsted ASA Class A	1,559	35,294
Schibsted ASA Class B	2,059	43,189
Self Storage Group ASA (a)	1,336	4,947
Selvaag Bolig ASA	915	2,442
Solstad Offshore ASA (a)	1,022	2,599
SpareBank 1 Helgeland	250	2,843
SpareBank 1 Nord Norge	2,112	18,995
Sparebank 1 Oestlandet	917	11,496
SpareBank 1 SMN	3,172	40,899
SpareBank 1 Sorost-Norge	1,177	5,641
SpareBank 1 SR-Bank ASA	3,848	44,371
Sparebanken More	864	6,293
Sparebanken Ost	306	1,360
Sparebanken Sor	119	1,431
Sparebanken Vest	1,934	19,157
Stolt-Nielsen Ltd.	504	14,683
Storebrand ASA	10,271	84,131
StrongPoint ASA	1,252	2,071
Telenor ASA	13,674	156,133
TGS ASA	2,662	36,675
Thor Medical ASA (a)	1,086	162
Security Description	Shares	Value
TOMRA Systems ASA	5,034	$ 57,787
Totens Sparebank	62	1,154
Treasure ASA	793	1,558
Ultimovacs ASA (a)	612	5,820
Var Energi ASA	8,316	24,399
Veidekke ASA	2,285	20,958
Volue ASA (a)	801	1,637
Vow ASA (a)	1,298	1,710
Wallenius Wilhelmsen ASA	2,157	17,149
Wilh Wilhelmsen Holding ASA Class A	295	8,664
Wilh Wilhelmsen Holding ASA Class B	202	5,543
XXL ASA (a)(b)	14,893	865
Zalaris ASA (a)	296	1,232
Zaptec ASA (a)	1,379	3,445
		3,395,634
PERU — 0.0% (e)
Hochschild Mining PLC (a)	6,174	6,270
POLAND — 0.7%
11 bit studios SA (a)	43	7,043
AB SA	271	3,849
Ac SA (a)	165	1,172
Agora SA (a)	746	1,367
Alior Bank SA (a)	1,863	22,108
Allegro.eu SA (a)(b)	10,264	75,798
Ambra SA	206	1,411
Amica SA (a)	101	1,601
Apator SA	545	1,804
Arctic Paper SA	308	1,065
Asseco Business Solutions SA	387	3,635
Asseco Poland SA	1,171	19,235
Asseco South Eastern Europe SA	545	5,843
Atal SA	136	1,994
Auto Partner SA	1,379	7,329
Bank Handlowy w Warszawie SA	688	12,578
Bank Millennium SA (a)	12,704	16,589
Bank Ochrony Srodowiska SA (a)	718	1,365
Bank Polska Kasa Opieki SA	3,778	87,373
Benefit Systems SA	36	14,557
Bioton SA (a)	787	695
BNPP Bank Polska SA (a)	347	4,722
Boryszew SA	1,601	2,311
Budimex SA	271	26,976
Bumech SA (a)	173	1,122
Captor Therapeutics SA (a)	29	731
CCC SA (a)	826	7,384
CD Projekt SA	1,577	45,232
Celon Pharma SA	314	1,101
CI Games SA (a)	1,647	2,283
ComArch SA	101	3,263
Comp SA (a)	70	1,020
Cyber Folks SA	80	1,452

See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Cyfrowy Polsat SA (a)	5,272	$ 14,596
Datawalk SA (a)	57	624
Develia SA	8,654	8,733
Dino Polska SA (a)(b)	1,005	81,734
Dom Development SA	171	5,994
Echo Investment SA	3,797	3,775
Enea SA (a)	4,495	7,517
Energa SA (a)	1,470	2,660
Enter Air SA (a)	177	1,857
Erbud SA	90	775
Eurocash SA	1,653	5,241
Fabryki Mebli Forte SA (a)	298	1,707
Ferro SA	375	2,405
Firma Oponiarska Debica SA	39	617
Globe Trade Centre SA	3,923	5,213
Grenevia SA (a)	6,367	4,281
Grupa Azoty SA (a)	990	5,584
Grupa Kety SA	202	30,519
Grupa Pracuj SA	342	4,466
ING Bank Slaski SA (a)	686	28,288
InPost SA (a)	5,317	61,923
Inter Cars SA	186	24,331
Jastrzebska Spolka Weglowa SA (a)	1,107	11,164
KGHM Polska Miedz SA	2,930	75,145
KRUK SA	365	34,618
LPP SA	23	68,499
Lubelski Wegiel Bogdanka SA	230	1,819
Mabion SA (a)	179	697
Mangata Holding SA	48	946
mBank SA (a)	271	24,542
MCI Capital SA (a)	31	136
Medicalgorithmics SA (a)	57	388
Mennica Polska SA	494	1,720
MLP Group SA (a)	127	2,386
Mo-BRUK SA	36	2,202
Neuca SA	40	6,103
NEWAG SA (a)	460	2,139
Oponeo.pl SA	106	1,039
Orange Polska SA	13,550	23,188
ORLEN SA	12,327	165,770
PCC Rokita SA	57	1,211
PCF Group SA (a)	165	1,433
PGE Polska Grupa Energetyczna SA (a)	18,009	30,935
PKP Cargo SA (a)	633	2,135
PlayWay SA	13	1,266
Polenergia Sa (a)(f)	66	1,104
Polenergia SA (a)(f)	316	5,285
Polimex-Mostostal SA (a)	1,410	1,434
Powszechna Kasa Oszczednosci Bank Polski SA (a)	18,348	145,942
Powszechny Zaklad Ubezpieczen SA	12,128	114,944
Poznanska Korporacja Budowlana Pekabex SA	206	1,010
Security Description	Shares	Value
Rainbow Tours SA	142	$ 1,223
Ryvu Therapeutics SA (a)	186	2,778
Sanok Rubber Co. SA	505	2,418
Santander Bank Polska SA (a)	698	57,566
Selvita SA (a)	182	2,606
Shoper SA	125	1,017
Sniezka SA	103	1,864
Stalexport Autostrady SA	2,017	1,155
Stalprodukt SA	45	2,299
Synthaverse SA (a)	588	690
Tauron Polska Energia SA (a)	21,858	17,992
TEN Square Games SA	100	1,945
Text SA	287	9,560
TIM SA	234	2,538
Torpol SA (a)	184	792
Toya SA (a)	514	747
Vigo Photonics SA (a)	8	979
VRG SA	3,784	2,878
Warsaw Stock Exchange	573	4,907
Wawel SA	3	481
Wielton SA	504	931
Wirtualna Polska Holding SA	375	8,625
XTB SA (b)	692	4,867
Zespol Elektrocieplowni Wroclawskich Kogeneracja SA (a)	134	1,139
Zespol Elektrowni Patnow Adamow Konin SA (a)	518	2,379
		1,552,424
PORTUGAL — 0.3%
Altri SGPS SA (d)	1,765	8,009
Banco Comercial Portugues SA Class R (a)	169,072	46,613
Corticeira Amorim SGPS SA	788	8,118
CTT-Correios de Portugal SA	2,749	10,114
EDP - Energias de Portugal SA	54,639	227,694
Galp Energia SGPS SA	10,193	151,517
Greenvolt-Energias Renovaveis SA (a)(d)	1,399	7,902
Ibersol SGPS SA	221	1,614
Jeronimo Martins SGPS SA	5,891	132,601
Mota-Engil SGPS SA	1,460	5,294
Navigator Co. SA	4,605	17,396
NOS SGPS SA	3,624	13,360
Pharol SGPS SA (a)	9,906	438
REN - Redes Energeticas Nacionais SGPS SA	7,369	18,881
Semapa-Sociedade de Investimento e Gestao	235	3,384
Sonae SGPS SA	19,806	19,292
Sonaecom SGPS SA	517	1,429
		673,656
SINGAPORE — 0.3%
BW LPG Ltd. (b)	1,586	20,077
Hafnia Ltd.	5,426	33,935

See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
STMicroelectronics NV	14,057	$ 609,974
		663,986
SOUTH AFRICA — 0.3%
Anglo American PLC	26,409	730,250
Scatec ASA (b)	2,464	14,588
		744,838
SOUTH KOREA — 0.1%
Delivery Hero SE (a)(b)	4,237	121,883
SPAIN — 3.9%
Acciona SA	537	68,624
Acerinox SA	4,108	39,857
ACS Actividades de Construccion y Servicios SA	4,857	175,200
Aedas Homes SA (b)(d)	320	5,482
Aena SME SA (b)	1,555	234,770
Alantra Partners SA	364	3,576
Almirall SA (d)	1,647	16,775
Amadeus IT Group SA	9,580	580,981
AmRest Holdings SE (a)	1,511	8,723
Applus Services SA	3,009	31,539
Atresmedia Corp. de Medios de Comunicacion SA	1,656	6,417
Banco Bilbao Vizcaya Argentaria SA (d)	127,337	1,039,447
Banco de Sabadell SA	119,522	139,262
Banco Santander SA	345,358	1,323,097
Bankinter SA (d)	13,738	87,911
Befesa SA (b)	765	23,424
CaixaBank SA	79,817	319,941
Cellnex Telecom SA (a)(b)	10,258	358,076
Cia de Distribucion Integral Logista Holdings SA	1,382	35,409
CIE Automotive SA	1,085	29,454
Construcciones y Auxiliar de Ferrocarriles SA	416	13,037
Corp. ACCIONA Energias Renovables SA (d)	1,248	32,240
Corp. Financiera Alba SA	311	15,262
Ebro Foods SA (d)	1,089	18,332
EDP Renovaveis SA	6,144	100,924
eDreams ODIGEO SA (a)	1,908	13,030
Elecnor SA	863	13,477
Enagas SA	5,050	83,836
Ence Energia y Celulosa SA (d)	2,997	10,071
Endesa SA	6,721	137,158
Ercros SA	1,527	4,866
Faes Farma SA	6,917	23,435
Fluidra SA (d)	2,019	41,406
Fomento de Construcciones y Contratas SA (d)	2,065	26,061
Gestamp Automocion SA (b)	2,987	12,492
Global Dominion Access SA (b)	1,930	6,845
Grenergy Renovables SA (a)	296	6,481
Grifols SA (a)(d)	6,372	82,946
Security Description	Shares	Value
Grifols SA Class B, Preference Shares (a)	5,498	$ 50,381
Grupo Catalana Occidente SA	957	30,903
Iberdrola SA	123,497	1,385,322
Indra Sistemas SA	2,564	37,190
Industria de Diseno Textil SA	23,728	886,556
Inmobiliaria Colonial Socimi SA REIT	6,277	35,754
Laboratorios Farmaceuticos Rovi SA	488	26,531
Lar Espana Real Estate Socimi SA REIT	903	5,297
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (d)	13,995	12,965
Mapfre SA (d)	20,822	42,547
Melia Hotels International SA (a)	2,605	15,873
Merlin Properties Socimi SA REIT	7,362	62,239
Metrovacesa SA (a)(b)	236	1,842
Naturgy Energy Group SA (d)	3,649	99,521
Neinor Homes SA (a)(b)	669	6,679
Obrascon Huarte Lain SA (a)	8,144	3,577
Parques Reunidos Servicios Centrales SAU Class C (a)	1,617	23,545
Pharma Mar SA (d)	269	9,148
Promotora de Informaciones SA Class A (a)	15,064	5,837
Prosegur Cash SA (b)(d)	7,487	4,669
Prosegur Compania de Seguridad SA	3,703	5,983
Redeia Corp. SA	8,618	135,907
Repsol SA	25,716	423,922
Sacyr SA (d)	9,509	28,008
Solaria Energia y Medio Ambiente SA (a)(d)	1,705	26,446
Soltec Power Holdings SA (a)	622	2,041
Talgo SA (b)(d)	1,609	5,989
Tecnicas Reunidas SA (a)	926	9,059
Telefonica SA	122,918	503,379
Tubacex SA	2,157	6,943
Unicaja Banco SA (b)	23,656	25,522
Vidrala SA	553	48,127
Viscofan SA (d)	814	49,813
		9,187,379
SWEDEN — 5.3%
AAK AB	3,893	70,592
AcadeMedia AB (b)	1,736	7,472
AddLife AB Class B	2,429	14,477
Addnode Group AB	2,889	17,750
AddTech AB Class B	5,556	89,598
AFRY AB	1,953	23,082
Alfa Laval AB	6,148	212,663
Alimak Group AB (b)	1,389	8,515
Alleima AB	4,456	23,526
Alligo AB Class B	507	4,779

See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Ambea AB (b)	1,639	$ 5,217
AQ Group AB	174	6,655
Arise AB	577	1,875
Arjo AB Class B	4,301	16,754
Assa Abloy AB Class B	20,935	459,005
Atea ASA (a)	1,727	21,683
Atlas Copco AB Class A	54,821	743,027
Atlas Copco AB Class B	32,952	388,841
Atrium Ljungberg AB Class B	1,063	17,426
Attendo AB (a)(b)	2,426	6,342
Avanza Bank Holding AB (d)	2,677	46,669
Axfood AB	2,275	52,435
Bactiguard Holding AB (a)(d)	332	1,983
Balco Group AB	235	878
Beijer Alma AB	933	16,076
Beijer Ref AB (d)	8,238	87,580
Bergman & Beving AB	512	7,408
Betsson AB Class B (a)	2,571	28,445
BHG Group AB (a)(d)	1,974	2,380
BICO Group AB (a)(d)	850	2,352
Bilia AB Class A	1,504	14,743
Billerud Aktiebolag	4,594	42,857
BioArctic AB (a)(b)	888	23,131
BioGaia AB Class B	1,740	16,128
BioInvent International AB (a)	792	1,216
Biotage AB	1,371	13,553
Boliden AB	5,751	166,455
Bonava AB Class B	1,796	3,009
BoneSupport Holding AB (a)(b)	1,389	16,275
Boozt AB (a)(b)(d)	808	6,723
Bravida Holding AB (b)	4,260	31,604
BTS Group AB Class B	303	7,698
Bufab AB	570	14,470
Bulten AB	283	1,816
Bure Equity AB	1,127	22,614
Byggfakta Group Nordic Holdco AB (a)	1,824	4,625
Byggmax Group AB (a)(d)	1,173	3,183
Calliditas Therapeutics AB Class B (a)(d)	747	6,704
Camurus AB (a)	751	21,484
Castellum AB (d)	9,225	94,549
Catella AB	827	2,036
Catena AB	737	25,778
Cellavision AB	276	3,902
Cibus Nordic Real Estate AB (d)	1,318	13,139
Cint Group AB (a)	3,921	3,620
Clas Ohlson AB Class B (d)	869	9,367
Cloetta AB Class B	4,305	7,236
Coor Service Management Holding AB (b)	2,015	8,235
Corem Property Group AB Class B (d)	11,217	6,252
Corem Property Group AB Class D	130	1,883
Ctek AB (a)(d)	663	1,184
Security Description	Shares	Value
CTT Systems AB	176	$ 3,580
Dios Fastigheter AB	1,811	10,393
Dometic Group AB (b)	6,566	41,859
Duni AB	692	6,172
Dustin Group AB (a)(b)	1,630	3,037
Eastnine AB	250	3,608
Elanders AB Class B	312	2,809
Electrolux AB Class B (a)	4,992	51,945
Electrolux Professional AB Class B	4,772	24,795
Elekta AB Class B	7,231	49,533
Embracer Group AB (a)	19,608	39,544
Enea AB (a)	316	1,373
Engcon AB (d)	861	5,892
Eolus Vind AB Class B	506	3,733
Ependion AB	398	4,301
Epiroc AB Class A	13,481	258,100
Epiroc AB Class B	8,389	135,284
EQT AB (d)	15,973	318,895
Essity AB Class A	439	9,556
Essity AB Class B	12,843	278,867
Evolution AB (b)	4,090	416,522
Fabege AB (d)	5,741	46,143
Fagerhult Group AB	1,864	8,802
Fasadgruppen Group AB	812	4,305
Fastighets AB Balder Class B (a)	13,931	63,217
Fastighets AB Trianon (a)	1,200	1,751
FastPartner AB Class A	1,017	3,983
Ferronordic AB	90	563
Fingerprint Cards AB Class B (a)(d)	6,460	564
FM Mattsson Mora Group AB	488	2,053
Fortnox AB	10,457	56,211
G5 Entertainment AB	183	2,661
GARO AB	640	2,244
Getinge AB Class B	4,653	82,531
Granges AB	2,185	20,715
Green Landscaping Group AB (a)(b)	568	3,529
H & M Hennes & Mauritz AB Class B (d)	13,475	192,819
Hansa Biopharma AB (a)(d)	721	2,283
Hanza AB	540	3,365
Heba Fastighets AB Class B	3,357	7,400
Hemnet Group AB	1,904	33,807
Hexagon AB Class B	42,612	366,259
Hexatronic Group AB (d)	3,543	14,512
Hexpol AB	5,466	48,878
HMS Networks AB	594	21,870
Hoist Finance AB (a)(b)	1,781	4,475
Holmen AB Class B	1,838	72,037
Hufvudstaden AB Class A	2,467	27,476
Humana AB (a)	694	1,699
Husqvarna AB Class A	528	4,078
Husqvarna AB Class B	8,143	62,765
IAR Systems Group AB	296	2,242

See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Immunovia AB (a)	340	$ 24
Industrivarden AB Class A	3,556	94,528
Industrivarden AB Class C (d)	3,415	90,717
Indutrade AB	5,699	106,330
Instalco AB	4,712	14,096
Intrum AB (d)	1,543	9,090
Investment AB Latour Class B	3,177	56,366
Investment AB Oresund	734	6,459
Investor AB Class A	13,353	255,035
Investor AB Class B	38,650	746,375
INVISIO AB	768	13,983
Inwido AB	1,218	12,332
Irlab Therapeutics AB (a)	834	567
JM AB	1,466	20,011
John Mattson Fastighetsforetagen AB (a)	320	1,767
Karnov Group AB (a)	2,433	10,817
K-fast Holding AB (a)(d)	1,267	1,594
Kinnevik AB Class A (a)	202	2,049
Kinnevik AB Class B (a)	5,195	52,217
Klarabo Sverige AB Class B (a)	2,044	2,382
KNOW IT AB	432	5,042
L E Lundbergforetagen AB Class B	1,575	66,252
Lagercrantz Group AB Class B	4,181	42,717
Lifco AB Class B	4,862	85,902
Lime Technologies AB	183	4,413
Linc AB (a)	380	2,144
Lindab International AB	1,652	24,329
Loomis AB	1,588	43,061
Maha Energy AB (a)(d)	1,807	1,400
Medcap AB (a)	191	4,720
Medicover AB Class B	1,506	19,920
MEKO AB	868	7,586
Midsona AB Class B (a)	998	643
Mildef Group AB (a)	627	4,155
MIPS AB	535	18,260
Modern Times Group MTG AB Class B (a)	2,277	15,489
Momentum Group AB	476	4,338
Munters Group AB (b)	2,764	35,745
Mycronic AB	1,476	30,704
NCAB Group AB	3,353	16,620
NCC AB Class B	1,820	19,835
Nederman Holding AB	404	6,954
Net Insight AB Class B (a)	5,981	2,292
New Wave Group AB Class B	1,840	12,899
Nibe Industrier AB Class B	32,803	216,791
Nivika Fastigheter AB Class B (a)	629	1,731
Nobia AB (a)	2,334	1,753
Nolato AB Class B	4,049	16,704
Nordic Waterproofing Holding AB	508	7,603
Nordisk Bergteknik AB Class B	682	1,751
Nordnet AB publ	2,856	37,960
Norion Bank AB (a)	2,202	7,145
Security Description	Shares	Value
Norva24 Group AB (a)	2,470	$ 4,370
Note AB (a)	394	5,716
NP3 Fastigheter AB	556	8,096
Nyfosa AB (d)	3,486	18,867
OEM International AB Class B	1,979	13,461
Oncopeptides AB (a)(b)(d)	1,601	1,272
Orron Energy ab (a)(d)	3,922	2,639
Ovzon AB (a)	1,026	2,115
OX2 AB (a)(d)	3,360	16,082
Pandox AB	2,103	22,512
Peab AB Class B	4,348	18,002
Platzer Fastigheter Holding AB Class B	1,304	8,066
Pricer AB Class B	2,189	1,630
Proact IT Group AB	449	3,178
Probi AB	81	1,439
Q-Linea AB (a)(b)	364	102
Ratos AB Class B	4,435	13,316
RaySearch Laboratories AB (a)	553	4,220
Rejlers AB	333	3,602
Resurs Holding AB (b)	2,980	6,462
Rvrc Holding AB	792	2,812
Saab AB Class B	1,734	88,869
Sagax AB Class A	106	2,049
Sagax AB Class B	4,279	82,120
Sagax AB Class D	2,149	5,074
Samhallsbyggnadsbolaget i Norden AB (d)	25,695	9,456
Samhallsbyggnadsbolaget i Norden AB Class D	3,140	1,245
Sandvik AB	22,847	423,957
SAS AB (a)	75,912	1,881
Scandi Standard AB	1,263	6,057
Scandic Hotels Group AB (a)(b)	2,756	9,427
Sdiptech AB Class B (a)	729	14,856
Sectra AB Class B (a)	3,011	35,863
Securitas AB Class B	10,972	87,520
Sedana Medical AB (a)	1,698	2,943
Sivers Semiconductors AB (a)	2,084	1,246
Skandinaviska Enskilda Banken AB Class A	35,581	427,888
Skandinaviska Enskilda Banken AB Class C	320	3,829
Skanska AB Class B	7,902	130,922
SKF AB Class A	294	4,931
SKF AB Class B	7,175	120,297
SkiStar AB	877	9,025
SmartCraft ASA (a)	1,664	3,331
SSAB AB Class A	4,661	26,471
SSAB AB Class B	13,536	74,880
Stendorren Fastigheter AB (a)	261	3,311
Stillfront Group AB (a)	8,906	13,112
Storskogen Group AB Class B	33,696	24,633
Svedbergs i Dalstorp AB Class B	515	1,510
Svenska Cellulosa AB SCA Class A	441	6,089

See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Svenska Cellulosa AB SCA Class B	11,929	$ 164,647
Svenska Handelsbanken AB Class A	32,967	296,042
Svenska Handelsbanken AB Class B (d)	739	7,850
Sweco AB Class B	4,319	40,629
Swedbank AB Class A	19,333	358,216
Swedish Logistic Property AB Class B (a)	1,248	3,010
Swedish Orphan Biovitrum AB (a)	5,200	106,927
SynAct Pharma AB (a)	507	835
Synsam AB	763	2,549
Systemair AB	2,057	13,008
Tele2 AB Class B	11,808	90,950
Telefonaktiebolaget LM Ericsson Class A	1,263	6,371
Telefonaktiebolaget LM Ericsson Class B (d)	65,767	322,836
Telia Co. AB	48,757	101,291
Tethys Oil AB (a)	578	2,922
Thule Group AB (b)(d)	2,168	57,252
Tobii AB (a)	2,054	2,567
Tobii Dynavox AB (a)	2,058	5,891
Trelleborg AB Class B	4,778	119,712
Troax Group AB	812	11,585
Truecaller AB Class B (a)	5,102	17,902
VBG Group AB Class B	375	6,613
Vestum AB (a)	5,554	2,301
Viaplay Group AB (a)(d)	1,448	4,676
Vitec Software Group AB Class B	744	35,165
Vitrolife AB	1,540	20,837
VNV Global AB (a)(d)	2,032	3,120
Volati AB	489	3,893
Volvo AB Class A	4,091	85,629
Volvo AB Class B	33,784	701,540
Volvo Car AB Class B	11,037	45,147
Wallenstam AB Class B	10,716	36,120
Wihlborgs Fastigheter AB	5,787	40,722
XANO Industri AB Class B	400	2,945
Xbrane Biopharma AB (a)(d)	338	846
Xvivo Perfusion AB (a)	439	11,092
		12,593,975
SWITZERLAND — 9.2%
ABB Ltd.	34,499	1,236,956
Accelleron Industries AG	2,065	53,769
Adecco Group AG	3,585	147,977
Alcon, Inc.	10,625	823,937
Allreal Holding AG	349	55,700
ALSO Holding AG	131	33,008
Arbonia AG	1,073	9,841
Aryzta AG (a)	20,066	34,394
Ascom Holding AG	699	7,947
Bachem Holding AG	682	50,695
Security Description	Shares	Value
Baloise Holding AG	985	$ 143,099
Banque Cantonale Vaudoise	613	64,362
Barry Callebaut AG	76	121,128
Basellandschaftliche Kantonalbank	24	23,244
Basilea Pharmaceutica AG (a)	271	12,146
Belimo Holding AG	222	105,758
Bell Food Group AG	45	13,429
Berner Kantonalbank AG (d)	103	27,135
BKW AG	415	73,265
Bossard Holding AG Class A	125	27,465
Bucher Industries AG	152	58,255
Burckhardt Compression Holding AG	62	33,853
Burkhalter Holding AG	166	15,914
Bystronic AG (d)	26	16,172
Cembra Money Bank AG	633	43,109
Chocoladefabriken Lindt & Spruengli AG (f)	23	256,198
Chocoladefabriken Lindt & Spruengli AG (f)	2	219,502
Cie Financiere Richemont SA Class A	11,098	1,358,741
Clariant AG	4,899	77,651
Comet Holding AG	161	35,973
Daetwyler Holding AG Bearer Shares	167	32,056
DKSH Holding AG	747	50,668
DocMorris AG (a)	230	12,772
dormakaba Holding AG	62	30,566
Dottikon Es Holding AG (a)	55	12,926
DSM-Firmenich AG	3,864	327,813
Dufry AG (a)	2,304	87,924
EFG International AG	1,924	21,873
Emmi AG	46	43,446
EMS-Chemie Holding AG	145	98,748
Fenix Outdoor International AG	101	6,192
Flughafen Zurich AG	412	78,725
Forbo Holding AG	22	26,887
Fundamenta Real Estate AG	579	10,570
Galenica AG (b)	1,076	79,688
Geberit AG	752	377,315
Georg Fischer AG	1,752	98,919
Givaudan SA	170	556,384
Gurit Holding AG Class BR (a)	57	5,788
Helvetia Holding AG	740	103,865
Huber & Suhner AG	317	22,940
Idorsia Ltd. (a)	2,635	7,460
Implenia AG	248	8,147
Inficon Holding AG	35	42,774
Interroll Holding AG	16	43,900
Intershop Holding AG	26	17,223
IWG PLC (a)	15,878	27,423
Julius Baer Group Ltd.	4,364	280,788
Jungfraubahn Holding AG	100	17,337
Kardex Holding AG	125	27,397
Komax Holding AG	98	22,604

See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Kongsberg Automotive ASA (a)	16,954	$ 3,569
Kuehne & Nagel International AG	1,208	344,652
Landis+Gyr Group AG	464	33,628
LEM Holding SA	12	26,826
Leonteq AG	191	7,997
Logitech International SA	3,338	230,901
Lonza Group AG	1,588	738,798
Luzerner Kantonalbank AG	406	33,108
Medacta Group SA (b)	119	15,064
Medmix AG (b)	493	12,530
Meyer Burger Technology AG (a)	70,091	28,426
Mobilezone Holding AG	877	13,115
Mobimo Holding AG	167	44,817
Molecular Partners AG (a)(d)	520	2,191
Novartis AG	43,968	4,511,671
OC Oerlikon Corp. AG	4,181	17,788
Orior AG	126	10,041
Partners Group Holding AG	484	547,331
Peach Property Group AG (a)	191	2,781
PSP Swiss Property AG	997	117,922
Rieter Holding AG	62	5,774
Romande Energie Holding SA	283	17,324
Schindler Holding AG (f)	862	172,438
Schindler Holding AG (f)	431	83,298
Schweiter Technologies AG	21	13,429
Schweizerische Nationalbank (a)	2	10,166
Sensirion Holding AG (a)(b)	224	17,973
SFS Group AG	377	41,294
SGS SA	3,177	267,482
Siegfried Holding AG	81	69,463
SIG Group AG	6,543	161,930
Sika AG	3,108	791,949
SKAN Group AG	264	22,452
Sonova Holding AG	1,086	258,441
St Galler Kantonalbank AG Class A	60	32,761
Stadler Rail AG	1,201	46,948
Straumann Holding AG	2,486	318,495
Sulzer AG	359	34,397
Swatch Group AG (f)	1,176	57,656
Swatch Group AG Bearer Shares (f)	617	158,769
Swiss Life Holding AG	630	393,647
Swiss Prime Site AG	1,647	151,143
Swisscom AG	548	325,997
Swissquote Group Holding SA	250	45,802
Tecan Group AG	253	85,513
Temenos AG	1,443	101,616
TX Group AG	65	6,572
u-blox Holding AG	154	13,114
UBS Group AG	68,940	1,709,935
Valiant Holding AG	333	34,545
VAT Group AG (b)	577	207,513
Vetropack Holding AG	296	13,088
Vontobel Holding AG	590	35,214
Security Description	Shares	Value
VZ Holding AG	332	$ 34,659
Walliser Kantonalbank	100	12,462
Wizz Air Holdings PLC (a)(b)	1,125	26,364
Ypsomed Holding AG	75	22,095
Zehnder Group AG	191	11,233
Zug Estates Holding AG Class B	7	12,205
Zuger Kantonalbank AG Class BR	3	25,448
Zurich Insurance Group AG	3,123	1,434,163
		21,789,664
TANZANIA, UNITED REPUBLIC OF — 0.0% (e)
Helios Towers PLC (a)	19,272	17,265
UKRAINE — 0.0% (e)
Ferrexpo PLC (a)	6,145	5,711
UNITED ARAB EMIRATES — 0.0% (e)
Network International Holdings PLC (a)(b)	9,604	45,740
Shelf Drilling Ltd. (a)(b)	2,851	10,047
		55,787
UNITED KINGDOM — 18.0%
3i Group PLC	20,804	526,383
4imprint Group PLC	591	37,871
888 Holdings PLC (a)	8,013	9,800
abrdn PLC	42,114	80,059
Admiral Group PLC	5,623	163,137
AG Barr PLC	2,024	12,130
AJ Bell PLC	6,468	21,663
Allfunds Group PLC	8,925	49,515
AO World PLC (a)	10,200	10,632
Argo Blockchain PLC (a)	6,528	647
Ascential PLC (a)	9,419	24,027
Ashmore Group PLC	10,457	23,969
Ashtead Group PLC	9,644	588,784
ASOS PLC (a)(d)	1,483	6,960
Associated British Foods PLC	7,261	183,275
Assura PLC REIT	62,607	32,308
Aston Martin Lagonda Global Holdings PLC (a)(b)	8,417	29,361
AstraZeneca PLC	33,048	4,478,183
Auction Technology Group PLC (a)	1,975	15,741
Auto Trader Group PLC (b)	19,911	150,091
Aviva PLC	58,056	276,213
Avon Rubber PLC	591	4,458
B&M European Value Retail SA	19,951	142,795
Babcock International Group PLC (a)	5,300	26,742
BAE Systems PLC	64,781	788,945
Balfour Beatty PLC	12,964	50,792
Baltic Classifieds Group PLC	7,422	17,665
Barclays PLC	306,854	595,279
Barratt Developments PLC	20,608	110,950
Beazley PLC	14,382	97,161
Bellway PLC	2,662	74,210
Berkeley Group Holdings PLC	2,313	115,946

See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Big Yellow Group PLC REIT	4,027	$ 46,129
Bodycote PLC	4,015	31,976
BP PLC	366,962	2,380,116
Breedon Group PLC	6,072	24,383
Bridgepoint Group PLC (b)	12,771	30,022
British American Tobacco PLC	43,457	1,366,878
British Land Co. PLC REIT	18,562	71,796
Britvic PLC	5,566	59,240
BT Group PLC (d)	134,154	191,086
Bunzl PLC	7,112	253,993
Burberry Group PLC	8,101	188,706
Bytes Technology Group PLC	4,836	29,442
Cab Payments Holdings PLC (a)	2,764	7,827
Capita PLC (a)	35,027	7,276
Capricorn Energy PLC	3,318	7,039
Centrica PLC	117,185	220,910
Ceres Power Holdings PLC (a)(d)	2,459	9,424
Chemring Group PLC	5,913	20,027
Clarkson PLC	595	19,862
Close Brothers Group PLC	3,186	34,454
CLS Holdings PLC REIT	3,563	5,166
CNH Industrial NV	21,194	258,948
Coats Group PLC	34,634	30,986
Compass Group PLC	38,115	930,425
Computacenter PLC	1,752	54,102
Concentric AB	825	12,423
ConvaTec Group PLC (b)	36,135	96,060
Cranswick PLC	1,116	48,383
Crest Nicholson Holdings PLC	5,376	11,398
Croda International PLC	2,992	179,490
Currys PLC	24,567	14,513
Darktrace PLC (a)	10,080	49,631
DCC PLC	2,148	120,836
Dechra Pharmaceuticals PLC	2,436	112,627
Deliveroo PLC (a)(b)(d)	30,820	44,990
Derwent London PLC REIT	2,218	52,167
DFS Furniture PLC	5,098	6,745
Diageo PLC	47,936	1,775,141
Diploma PLC	2,865	105,046
Direct Line Insurance Group PLC (a)	28,485	59,869
DiscoverIE Group PLC	2,013	16,658
Domino's Pizza Group PLC	8,528	39,179
Dowlais Group PLC	28,739	37,673
Dr Martens PLC	13,478	23,245
Drax Group PLC	9,042	48,427
DS Smith PLC	29,325	102,761
Dunelm Group PLC	2,641	33,846
easyJet PLC (a)	8,272	43,142
Elementis PLC (a)	12,183	18,468
Empiric Student Property PLC REIT	12,644	13,812
EnQuest PLC (a)(d)	6,129	1,138
Entain PLC	13,524	153,975
Essentra PLC	6,072	11,991
Security Description	Shares	Value
FDM Group Holdings PLC	1,945	$ 12,345
Firstgroup PLC	15,984	29,439
Forterra PLC (b)	4,214	7,653
Frasers Group PLC (a)	3,075	30,232
Future PLC	2,342	25,412
Games Workshop Group PLC	685	88,373
Genuit Group PLC	5,289	21,271
Genus PLC	1,368	34,997
Grafton Group PLC CDI	4,135	45,625
Grainger PLC	13,994	39,900
Great Portland Estates PLC REIT	4,260	21,724
Greggs PLC	2,226	66,511
Gym Group PLC (a)(b)	3,461	4,689
Halfords Group PLC	5,265	12,743
Halma PLC	8,014	189,614
Hammerson PLC REIT	89,951	27,645
Harbour Energy PLC	12,772	40,204
Hargreaves Lansdown PLC	7,625	71,959
Hays PLC	34,702	46,252
Headlam Group PLC	1,654	4,542
Helical PLC REIT	2,157	5,568
Henry Boot PLC	2,298	5,497
Hill & Smith PLC	1,667	35,037
Hilton Food Group PLC	1,892	16,558
Hiscox Ltd.	7,593	93,140
Howden Joinery Group PLC	11,807	106,123
HSBC Holdings PLC	425,456	3,348,902
Hunting PLC	3,252	12,126
Ibstock PLC (b)	8,591	14,942
IG Group Holdings PLC	8,846	69,479
IMI PLC	5,606	107,289
Imperial Brands PLC	17,906	364,326
Inchcape PLC	8,704	80,580
Indivior PLC (a)	2,847	61,819
Informa PLC	29,720	272,206
IntegraFin Holdings PLC	5,892	17,058
InterContinental Hotels Group PLC	3,762	278,900
Intermediate Capital Group PLC	6,265	105,754
International Consolidated Airlines Group SA (a)	53,358	96,387
International Distributions Services PLC (a)	15,272	48,614
Intertek Group PLC	3,396	170,442
Investec PLC	11,680	68,671
IP Group PLC	21,031	13,605
ITV PLC	78,331	67,518
J D Wetherspoon PLC (a)	2,151	18,155
J Sainsbury PLC	37,786	116,591
JD Sports Fashion PLC	52,843	96,553
John Wood Group PLC (a)	14,255	27,021
Johnson Matthey PLC	3,907	77,634
Jupiter Fund Management PLC	9,606	11,267
Just Eat Takeaway.com NV (a)(b)(d)	3,692	46,008

See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Just Eat Takeaway.com NV (a)(b)	727	$ 9,131
Just Group PLC	21,683	19,055
Kainos Group PLC	1,864	26,141
Keller Group PLC	1,437	13,172
Kier Group PLC (a)	8,718	12,237
Kingfisher PLC	41,009	111,770
Lancashire Holdings Ltd.	5,412	38,973
Land Securities Group PLC REIT	16,181	116,484
Legal & General Group PLC	127,396	345,972
Liontrust Asset Management PLC	1,295	9,594
Lloyds Banking Group PLC	1,348,941	730,530
London Stock Exchange Group PLC	9,032	907,717
LondonMetric Property PLC REIT	22,446	47,122
LXI REIT PLC	35,155	38,961
M&G PLC	49,997	120,400
Man Group PLC	25,176	68,678
Marks & Spencer Group PLC (a)	42,611	123,053
Marshalls PLC	5,417	16,714
Marston's PLC (a)	12,894	4,784
Melrose Industries PLC	27,161	155,546
Mitchells & Butlers PLC (a)	5,569	15,362
Mitie Group PLC	28,334	35,551
MJ Gleeson PLC	1,138	5,806
Mobico Group PLC	11,285	12,231
Molten Ventures PLC (a)	2,776	7,725
Moneysupermarket.com Group PLC	11,226	33,241
Moonpig Group PLC (a)	5,864	11,681
Morgan Advanced Materials PLC	5,987	17,903
Morgan Sindall Group PLC	915	22,950
National Grid PLC	78,604	940,213
NatWest Group PLC	119,679	344,297
NCC Group PLC	6,135	8,836
Next PLC	2,570	228,862
Ninety One PLC	5,692	11,887
Ocado Group PLC (a)	13,287	97,370
On the Beach Group PLC (a)(b)	3,127	4,038
OSB Group PLC	9,163	36,616
Oxford Biomedica PLC (a)	1,481	5,522
Oxford Instruments PLC	1,134	30,173
Oxford Nanopore Technologies PLC (a)	14,044	35,243
Pagegroup PLC	6,893	35,268
Paragon Banking Group PLC	4,992	29,977
Pearson PLC	15,141	160,483
Pennon Group PLC	5,698	40,754
Pepco Group NV (a)	3,363	15,594
Persimmon PLC	6,855	90,153
Pets at Home Group PLC	10,504	42,924
Phoenix Group Holdings PLC	18,172	106,951
Picton Property Income Ltd. REIT	10,645	8,874
Security Description	Shares	Value
Playtech PLC (a)	6,457	$ 35,623
Premier Foods PLC	13,665	20,015
Primary Health Properties PLC REIT	27,439	31,146
PZ Cussons PLC	6,785	11,727
QinetiQ Group PLC	10,909	42,448
Quilter PLC (b)	25,316	26,496
Rathbones Group PLC	1,337	28,362
Reach PLC	6,436	6,705
Reckitt Benckiser Group PLC	15,695	1,109,929
Redde Northgate PLC	5,179	21,366
Redrow PLC	6,046	36,513
RELX PLC	41,270	1,397,825
Renewi PLC (a)	1,551	13,895
Renishaw PLC	719	30,908
Rentokil Initial PLC	53,187	396,126
Restaurant Group PLC (a)	15,467	9,628
Rightmove PLC	18,053	123,878
Rolls-Royce Holdings PLC (a)	179,652	484,377
Rotork PLC	18,742	71,509
RS Group PLC	10,050	90,208
S4 Capital PLC (a)	9,425	7,776
Sabre Insurance Group PLC (b)	5,246	9,694
Safestore Holdings PLC REIT	4,724	42,437
Sage Group PLC	21,589	260,606
Savills PLC	3,009	31,787
Schroders PLC	20,544	102,105
Segro PLC REIT	24,103	211,640
Senior PLC	8,266	16,445
Serco Group PLC	25,638	46,626
Severn Trent PLC	5,376	155,184
Shaftesbury Capital PLC REIT	30,333	42,502
Smith & Nephew PLC	18,504	231,045
Smiths Group PLC	7,396	146,195
Softcat PLC	2,928	52,141
Spectris PLC	2,302	95,361
Spirax-Sarco Engineering PLC	1,558	181,148
Spire Healthcare Group PLC (b)	5,529	15,758
Spirent Communications PLC	12,834	21,617
SSE PLC	23,196	455,821
SSP Group PLC (a)	16,632	41,128
St. James's Place PLC	11,551	117,328
Standard Chartered PLC	49,436	457,370
SThree PLC	2,638	12,042
Subsea 7 SA	4,821	66,782
Synthomer PLC (a)(d)	365	1,033
Tate & Lyle PLC	8,749	73,202
Taylor Wimpey PLC	75,803	108,528
Telecom Plus PLC	1,646	29,934
Tesco PLC	153,113	493,742
THG PLC (a)	15,527	13,236
TORM PLC Class A	579	15,726
TP ICAP Group PLC	16,516	34,290
Trainline PLC (a)(b)	9,876	33,655
Travis Perkins PLC	4,666	48,089
Treatt PLC	1,180	7,302

See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Tritax Big Box REIT PLC	40,409	$ 68,951
Trustpilot Group PLC (a)(b)	7,222	9,053
TT Electronics PLC	3,410	7,076
Tyman PLC	3,891	13,725
U.K. Commercial Property REIT Ltd.	15,406	9,985
Unilever PLC	53,587	2,656,775
UNITE Group PLC REIT	7,105	77,831
United Utilities Group PLC	14,380	166,423
Vanquis Banking Group PLC	5,169	7,949
Vesuvius PLC	5,728	30,356
Victrex PLC	1,816	31,142
Videndum PLC	1,045	4,203
Virgin Money U.K. PLC	26,090	53,610
Vistry Group PLC	6,724	74,848
Vodafone Group PLC	496,752	465,768
Volution Group PLC	3,981	17,580
Watches of Switzerland Group PLC (a)(b)	5,312	34,687
Weir Group PLC	5,541	128,600
WH Smith PLC	2,852	46,785
Whitbread PLC	4,118	174,108
Wickes Group PLC	5,099	8,545
Wincanton PLC	2,428	8,120
Wise PLC Class A (a)	12,695	106,233
Workspace Group PLC REIT	3,190	19,102
WPP PLC	23,035	206,086
		42,382,458
UNITED STATES — 9.3%
Carnival PLC (a)	2,959	36,029
CRH PLC	16,058	890,213
Diversified Energy Co. PLC	21,453	21,118
Experian PLC	19,542	641,857
GSK PLC	87,230	1,588,511
Haleon PLC	126,423	525,950
Holcim AG	11,287	725,240
HUUUGE, Inc. (a)(b)	1,241	7,349
Nestle SA	56,926	6,455,513
PolyPeptide Group AG (a)(b)	320	5,849
Profoto Holding AB	335	2,276
PureTech Health PLC (a)	6,718	14,841
QIAGEN NV (a)	4,855	196,717
REC Silicon ASA (a)	6,080	9,142
RHI Magnesita NV	1,220	41,426
Roche Holding AG (f)	14,981	4,101,434
Roche Holding AG Bearer Shares (d)(f)	618	181,995
Sanofi	24,408	2,622,443
Schneider Electric SE	12,200	2,027,672
Signify NV (b)	2,766	74,706
Sinch AB (a)(b)	15,328	27,100
Stellantis NV (f)	17,785	342,741
Stellantis NV (f)	30,920	596,133
Swiss Re AG	6,165	635,639
Security Description	Shares	Value
Tenaris SA	9,906	$ 157,162
		21,929,056
TOTAL COMMON STOCKS (Cost $286,403,685)		233,918,669

PREFERRED STOCKS — 0.1%
GERMANY — 0.1%
Dr Ing hc F Porsche AG, 1.13%% (b)	2,426	228,599
KSB SE & Co. KGaA , Preference Shares 3.47%% (g)	24	14,483
		243,082
TOTAL PREFERRED STOCKS (Cost $286,892)		243,082
RIGHTS — 0.0% (e)
ITALY — 0.0% (e)
Brembo SpA (expiring 10/03/23) (a)(c)	4,796	—
NORWAY — 0.0% (e)
poLight ASA (expiring 04/28/23) (a)(c)	276	—
UNITED KINGDOM — 0.0% (e)
Synthomer PLC (expiring 10/12/23) (a)(d)	2,187	801
TOTAL RIGHTS (Cost $26,396)		801
WARRANTS — 0.0% (e)
ITALY — 0.0% (e)
Webuild SpA (expiring 08/02/30) (a)(c)(d)	775	—
NORWAY — 0.0% (e)
Bergenbio ASA (Expiring 04/14/24) (a)	29,902	—
TOTAL WARRANTS (Cost $0)		—
SHORT-TERM INVESTMENTS — 0.8%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (h)(i)	184,626	184,663
State Street Navigator Securities Lending Portfolio II (j)(k)	1,704,410	1,704,410
TOTAL SHORT-TERM INVESTMENTS (Cost $1,889,073)		1,889,073
TOTAL INVESTMENTS — 100.1% (Cost $288,606,046)		236,051,625
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(268,688)
NET ASSETS — 100.0%		$ 235,782,937

See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

(a)	Non-income producing security.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 2.7% of net assets as of September 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2023, total aggregate fair value of the securities is $416, representing 0.00% of the Fund's net assets.
(d)	All or a portion of the shares of the security are on loan at September 30, 2023.
(e)	Amount is less than 0.05% of net assets.
(f)	Reflects separate holdings of the issuer's common stock traded on different securities exchanges.
(g)	Variable Rate Security - Interest rate shown is rate in effect at September 30, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(h)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(i)	The rate shown is the annualized seven-day yield at September 30, 2023.
(j)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(k)	Investment of cash collateral for securities loaned.
ADR	American Depositary Receipt
CDI	CREST Depository Interest
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$233,894,708	$23,545	$416	$233,918,669
Preferred Stocks	243,082	—	—	243,082
Rights	801	—	0(a)	801
Warrants	—	—	0(a)	0
Short-Term Investments	1,889,073	—	—	1,889,073
TOTAL INVESTMENTS	$236,027,664	$23,545	$416	$236,051,625
(a)	Fund held Level 3 securities that were valued at $0 at September 30, 2023.
Sector Breakdown as of September 30, 2023

% of Net Assets
Financials	17.9
Industrials	16.2
Health Care	14.9
Consumer Staples	11.0
Consumer Discretionary	10.7
Materials	6.8
Information Technology	6.7
Energy	6.2
Utilities	3.8
Communication Services	3.5
Real Estate	1.6
Short-Term Investments	0.8
Liabilities in Excess of Other Assets	(0.1)
TOTAL	100.0
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR PORTFOLIO EUROPE ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	91,716	$ 91,734	$ 16,118,534	$16,025,474	$(118)	$(13)	184,626	$ 184,663	$16,987
State Street Navigator Securities Lending Portfolio II	2,132,015	2,132,015	48,961,397	49,389,002	—	—	1,704,410	1,704,410	67,576
Total		$2,223,749	$65,079,931	$65,414,476	$(118)	$(13)		$1,889,073	$84,563
See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 99.4%
AUSTRALIA — 1.9%
Allkem Ltd. (a)(b)	3,296	$ 25,016
Alpha HPA Ltd. (a)	8,203	4,103
Alumina Ltd. (a)(b)	219,612	135,359
AMP Ltd.	58,085	47,048
ANZ Group Holdings Ltd.	15,297	253,333
Argosy Minerals Ltd. (a)(b)	21,773	2,740
Aussie Broadband Ltd. (a)(b)	8,170	21,672
Bellevue Gold Ltd. (a)(b)	55,845	49,919
BHP Group Ltd.	26,375	753,242
Boral Ltd. (a)	31,083	89,271
Boss Energy Ltd. (a)	4,852	15,188
BrainChip Holdings Ltd. (a)(b)	90,005	11,037
Brambles Ltd.	43,323	400,397
Calix Ltd. (a)(b)	2,959	5,385
Capricorn Metals Ltd. (a)	2,457	6,533
Centuria Capital Group REIT (b)	25,411	22,304
Cettire Ltd. (a)	8,605	15,995
Chalice Mining Ltd. (a)(b)	2,492	3,731
Champion Iron Ltd. (b)	5,046	20,517
Clinuvel Pharmaceuticals Ltd. (b)	1,545	14,668
Codan Ltd. (b)	977	4,981
Coles Group Ltd.	19,783	198,669
Commonwealth Bank of Australia	7,926	511,391
Core Lithium Ltd. (a)(b)	20,250	5,293
Coronado Global Resources, Inc. CDI (c)	11,058	13,881
De Grey Mining Ltd. (a)	25,597	18,420
Deterra Royalties Ltd.	7,233	22,361
Endeavour Group Ltd.	7,475	25,424
Firefinch Ltd. (a)(b)(d)	22,838	884
Flutter Entertainment PLC (a)	99	16,236
Fortescue Metals Group Ltd.	31,050	419,230
Glencore PLC	34,068	195,392
Gold Road Resources Ltd.	5,843	6,109
Helia Group Ltd.	7,548	17,002
HMC Capital Ltd. REIT	8,535	25,945
Iluka Resources Ltd.	7,233	35,852
Imugene Ltd. (a)(b)	28,908	858
Ingenia Communities Group REIT (b)	12,431	33,697
Insurance Australia Group Ltd.	96,621	354,200
ioneer Ltd. (a)(b)	32,913	4,779
Karoon Energy Ltd. (a)	6,376	10,864
Latin Resources Ltd. (a)	15,954	2,523
Lendlease Corp. Ltd. Stapled Security	51,085	236,726
Leo Lithium Ltd. (a)(b)	19,060	6,212
Liontown Resources Ltd. (a)(b)	13,164	24,978
Lynas Rare Earths Ltd. (a)	4,504	19,738
Macquarie Group Ltd.	9,140	989,432
Megaport Ltd. (a)(b)	8,298	63,035
Security Description	Shares	Value
Mesoblast Ltd. (a)(b)	20,019	$ 5,039
Mincor Resources NL (a)	6,469	5,845
Nanosonics Ltd. (a)(b)	13,255	36,101
National Australia Bank Ltd.	19,266	361,464
Neuren Pharmaceuticals Ltd. (a)	3,075	21,950
Newcrest Mining Ltd.	10,174	161,006
Northern Star Resources Ltd.	899	6,069
Nufarm Ltd.	1,478	4,531
Omni Bridgeway Ltd. (a)(b)	13,288	15,437
oOh!media Ltd.	4,994	4,561
Origin Energy Ltd.	32,211	182,527
Orora Ltd.	3,572	6,340
Paladin Energy Ltd. (a)	13,497	9,582
Pepper Money Ltd.	18,820	15,730
Perseus Mining Ltd.	12,050	12,793
Pilbara Minerals Ltd. (b)	15,644	43,416
PolyNovo Ltd. (a)(b)	63,463	53,452
Pro Medicus Ltd. (b)	2,688	144,668
QBE Insurance Group Ltd.	15,184	153,954
Ramelius Resources Ltd. (b)	17,897	16,575
Region RE Ltd. REIT	645,261	841,232
Regis Resources Ltd. (a)	4,197	4,036
Rio Tinto Ltd.	1,066	78,122
Rio Tinto PLC	13,735	867,382
Santos Ltd.	27,135	138,352
Sayona Mining Ltd. (a)(b)	179,937	10,800
Scentre Group REIT	45,237	71,822
Seven West Media Ltd. (a)(b)	68,199	13,865
Silex Systems Ltd. (a)(b)	4,811	10,868
Silver Lake Resources Ltd. (a)	24,857	13,556
Sonic Healthcare Ltd.	24,004	461,667
South32 Ltd. (b)	13,265	29,208
Suncorp Group Ltd.	31,737	286,148
Syrah Resources Ltd. (a)(b)	18,819	6,194
Telix Pharmaceuticals Ltd. (a)	8,273	60,869
Temple & Webster Group Ltd. (a)(b)	1,678	6,498
Transurban Group Stapled Security	44,639	365,599
Tyro Payments Ltd. (a)(b)	28,484	24,910
Vicinity Ltd. REIT	168,066	183,856
Vulcan Energy Resources Ltd. (a)(b)	1,675	3,124
Wesfarmers Ltd.	19,783	674,914
West African Resources Ltd. (a)	39,122	19,442
Westpac Banking Corp.	22,285	304,195
Woodside Energy Group Ltd.	15,524	365,600
Woolworths Group Ltd.	7,475	180,045
		11,444,914
AUSTRIA — 0.1%
DO & Co. AG	3,067	337,058
Kontron AG	1,207	23,437
OMV AG	4,067	195,145

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Schoeller-Bleckmann Oilfield Equipment AG	2,793	$ 165,005
		720,645
BAHAMAS — 0.0% (e)
OneSpaWorld Holdings Ltd. (a)	3,562	39,966
BELGIUM — 0.2%
Anheuser-Busch InBev SA	7,686	427,303
KBC Group NV	2,211	138,440
Solvay SA	2,927	324,926
UCB SA	5,737	470,982
		1,361,651
BRAZIL — 0.8%
Ambev SA ADR	65,843	169,875
Armac Locacao Logistica E Servicos SA	16,147	41,422
Azul SA Preference Shares (a)	21,575	62,416
Banco Bradesco SA ADR (b)	93,398	266,184
Banco Pan SA Preference Shares	6,154	9,935
Cia Brasileira de Aluminio	4,746	4,333
Cia de Ferro Ligas da Bahia FERBASA Preference Shares	1,656	16,649
Cia Energetica de Minas Gerais ADR	11,231	27,179
Cia Energetica do Ceara Class A, Preference Shares	800	7,084
Cia Siderurgica Nacional SA ADR	32,377	77,381
Cury Construtora e Incorporadora SA	5,852	19,011
Cyrela Brazil Realty SA Empreendimentos e Participacoes	5,890	23,853
Embraer SA (a)	10,179	35,020
Eneva SA (a)	5,548	13,368
ERO Copper Corp. (a)(b)	522	9,042
Ez Tec Empreendimentos e Participacoes SA	10,427	39,206
Gerdau SA ADR	30,681	146,348
Gol Linhas Aereas Inteligentes SA Preference Shares (a)	43,396	57,310
Grupo Casas Bahia SA (a)	16,311	2,053
Hidrovias do Brasil SA (a)	19,070	17,450
Itau Unibanco Holding SA Preference Shares ADR	62,996	338,289
Locaweb Servicos de Internet SA (c)	10,354	13,219
Marfrig Global Foods SA (f)	2,451	3,492
Marfrig Global Foods SA (a)(f)	1,154	1,614
MercadoLibre, Inc. (a)	396	502,081
Minerva SA	12,114	19,580
Natura & Co. Holding SA ADR (a)(b)	8,553	49,351
Omega Energia SA (a)	54,638	107,198
Security Description	Shares	Value
Oncoclinicas do Brasil Servicos Medicos SA (a)	8,188	$ 18,780
Petroleo Brasileiro SA ADR	16,677	249,988
Petroleo Brasileiro SA Preference Shares ADR	40,865	560,259
Petroreconcavo SA	8,250	34,515
PRIO SA (a)	51,672	485,625
Santos Brasil Participacoes SA	3,574	6,120
Sitios Latinoamerica SAB de CV (a)	23,979	9,576
Taurus Armas SA	4,884	15,671
Vale SA ADR	50,547	677,330
Wheaton Precious Metals Corp. (b)	6,014	245,186
Yara International ASA	3,688	140,472
		4,523,465
BURKINA FASO — 0.0% (e)
Endeavour Mining PLC	42	827
IAMGOLD Corp. (a)	4,189	9,078
		9,905
CANADA — 3.0%
Advantage Energy Ltd. (a)(b)	23,753	162,863
Agnico Eagle Mines Ltd.	2,838	129,557
Alamos Gold, Inc. Class A	760	8,612
Altius Minerals Corp. (b)	6,374	103,530
Aurinia Pharmaceuticals, Inc. (a)	6,007	46,674
Aya Gold & Silver, Inc. (a)	6,539	35,258
B2Gold Corp. (b)	8,320	24,000
Ballard Power Systems, Inc. (a)(b)	6,505	24,057
Bank of Montreal	5,175	438,574
Bank of Nova Scotia	6,101	274,726
Barrick Gold Corp.	8,614	125,706
Birchcliff Energy Ltd. (b)	3,303	18,909
BlackBerry Ltd. (a)	4,694	22,324
Bombardier, Inc. Class B (a)(b)	1,300	45,538
Brookfield Asset Management Ltd. Class A (b)	5,224	174,880
Brookfield Corp. (b)	20,651	648,704
Brookfield Reinsurance Ltd. (a)(b)	159	4,992
Calibre Mining Corp. (a)	26,460	25,442
Cameco Corp. (b)	12,369	493,022
Canada Goose Holdings, Inc. (a)(b)	1,418	20,892
Canadian Imperial Bank of Commerce	4,438	172,104
Canadian National Railway Co.	9,351	1,017,336
Canadian Natural Resources Ltd.	9,351	607,538
Canadian Pacific Kansas City Ltd. (b)	9,839	734,723
Canadian Tire Corp. Ltd. Class A (b)	2,325	251,159
Cenovus Energy, Inc.	11,950	249,960

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Converge Technology Solutions Corp. (b)	3,645	$ 7,495
Corby Spirit & Wine Ltd. (b)	4,115	43,981
Crescent Point Energy Corp.	6,105	50,845
Cronos Group, Inc. (a)(b)	1,854	3,716
Docebo, Inc. (a)	3,116	126,945
Dundee Precious Metals, Inc.	6,972	43,317
Enbridge, Inc.	12,849	428,142
Endeavour Silver Corp. (a)	29,316	71,989
Enerplus Corp. (b)	12,257	216,673
EQB, Inc. (b)	1,205	67,202
Equinox Gold Corp. (a)(b)	14,112	59,600
Filo Corp. (a)	773	11,601
First Majestic Silver Corp. (b)	24,990	128,647
Fortuna Silver Mines, Inc. (a)(b)	4,404	12,052
George Weston Ltd. (b)	625	69,633
GoGold Resources, Inc. (a)	16,381	14,661
Headwater Exploration, Inc. (b)	824	4,364
Hut 8 Mining Corp. (a)(b)	8,925	17,626
i-80 Gold Corp. (a)(b)	20,758	31,475
IGM Financial, Inc. (b)	3,647	92,928
Imperial Oil Ltd. (b)	6,759	418,238
Jamieson Wellness, Inc. (c)	1,842	33,202
Just Energy Group, Inc. (a)(d)	352	—
K92 Mining, Inc. (a)	2,892	12,342
Karora Resources, Inc. (a)	2,752	7,796
Kinaxis, Inc. (a)	249	28,211
Kinross Gold Corp. (b)	20,086	91,962
Lightspeed Commerce, Inc. (a)(b)	1,702	24,019
Lithium Americas Corp. (a)(b)	3,443	58,776
Loblaw Cos. Ltd.	7,582	647,162
MAG Silver Corp. (a)	1,112	11,548
Manulife Financial Corp. (b)	17,174	315,280
MEG Energy Corp. (a)(b)	2,440	47,699
Minto Apartment Real Estate Investment Trust (c)	6,747	68,019
MTY Food Group, Inc. (b)	3,785	162,430
NanoXplore, Inc. (a)	13,306	25,785
National Bank of Canada (b)	12,851	857,652
New Gold, Inc. (a)	5,777	5,341
New Pacific Metals Corp. (a)	13,791	23,869
NexGen Energy Ltd. (a)(b)	33,627	202,210
Novagold Resources, Inc. (a)(b)	2,092	8,046
Nutrien Ltd. (b)	5,071	314,612
Nuvei Corp. (b)(c)	949	14,298
Onex Corp. (b)	8,065	476,205
Orla Mining Ltd. (a)(b)	1,355	4,811
Osisko Mining, Inc. (a)(b)	30,283	55,101
Pan American Silver Corp. (b)	3,547	51,578
Park Lawn Corp. (b)	4,155	57,408
Pipestone Energy Corp.	3,133	4,959
Repare Therapeutics, Inc. (a)	4,668	56,389
Rogers Communications, Inc. Class B	12,868	496,351
Security Description	Shares	Value
Royal Bank of Canada (b)	11,414	$ 1,002,102
Sandstorm Gold Ltd. (b)	996	4,678
Shopify, Inc. Class A (a)	10,383	569,376
Silvercorp Metals, Inc.	8,675	20,276
SilverCrest Metals, Inc. (a)(b)	41,112	182,450
Slate Grocery REIT Class U,	13,367	109,843
SNC-Lavalin Group, Inc. (b)	5,380	180,302
Solaris Resources, Inc. (a)(b)	773	3,007
SSR Mining, Inc. (b)	8,424	112,403
Sun Life Financial, Inc. (b)	13,252	649,564
Suncor Energy, Inc. (b)	18,883	652,385
SunOpta, Inc. (a)(b)	693	2,337
Taseko Mines Ltd. (a)	3,374	4,242
TC Energy Corp. (b)	8,887	307,035
Teck Resources Ltd. Class B (b)	6,732	291,089
TELUS Corp. (f)	41,225	676,310
TELUS Corp. (a)(f)	1,984	32,548
Tilray Brands, Inc. (a)(b)(f)	5,849	13,979
Tilray Brands, Inc. (a)(b)(f)	3,189	7,619
TMC the metals Co., Inc. (a)(b)	1,924	1,907
Torex Gold Resources, Inc. (a)	755	7,891
Toronto-Dominion Bank (b)	16,681	1,009,620
TransAlta Corp. (b)	21,069	184,354
Triple Flag Precious Metals Corp.	433	5,698
Voyager Digital Ltd. (a)	6,606	7
Well Health Technologies Corp. (a)	1,788	5,488
Wesdome Gold Mines Ltd. (a)(b)	8,788	46,085
		18,027,866
CHILE — 0.0% (e)
Aguas Andinas SA Class A	28,728	8,617
Cia Cervecerias Unidas SA	903	5,709
Embotelladora Andina SA Class B, Preference Shares	25,529	57,125
Enel Chile SA ADR	4,074	12,059
Inversiones Aguas Metropolitanas SA	12,101	9,046
Parque Arauco SA	10,052	14,377
Plaza SA	5,631	7,695
Sociedad Quimica y Minera de Chile SA ADR	987	58,894
Vina Concha y Toro SA	11,207	12,398
		185,920
CHINA — 2.9%
AAC Technologies Holdings, Inc.	2,500	4,277
Agora, Inc. ADR (a)(b)	10,853	27,458
Agricultural Bank of China Ltd. Class H	306,000	114,088
AK Medical Holdings Ltd. (b)(c)	28,000	23,632
Akeso, Inc. (a)(b)(c)	14,000	64,353
Alibaba Group Holding Ltd. (a)	135,700	1,483,164

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Alibaba Group Holding Ltd. ADR (a)	1,912	$ 165,847
Alibaba Health Information Technology Ltd. (a)(b)	86,000	53,586
A-Living Smart City Services Co. Ltd. (a)(b)(c)	2,500	1,411
Alphamab Oncology (a)(b)(c)	13,000	14,275
Aluminum Corp. of China Ltd. Class A	8,800	7,585
Anhui Conch Cement Co. Ltd. Class H	6,000	15,973
Anhui Gujing Distillery Co. Ltd. Class A	600	22,383
Anhui Gujing Distillery Co. Ltd. Class B	3,600	60,216
Anhui Honglu Steel Construction Group Co. Ltd. Class A	3,120	12,132
Anhui Kouzi Distillery Co. Ltd. Class A	1,400	9,944
Anjoy Foods Group Co. Ltd. Class A	700	11,914
ANTA Sports Products Ltd.	5,000	56,277
Ascentage Pharma Group International (a)(b)(c)	17,200	45,900
Autohome, Inc. ADR	574	17,421
Baidu, Inc. Class A (a)	20,610	351,050
Bank of China Ltd. Class H	799,000	279,533
Bank of Communications Co. Ltd. Class H	228,000	137,990
BeiGene Ltd. (a)	4,131	56,755
Beijing Enlight Media Co. Ltd. Class A	9,000	10,623
Bilibili, Inc. Class Z (a)(b)	1,995	27,587
BOE Varitronix Ltd. (b)	57,000	52,838
Budweiser Brewing Co. APAC Ltd. (c)	1,700	3,356
BYD Co. Ltd. Class A	2,500	81,220
BYD Co. Ltd. Class H	11,500	355,344
Canaan, Inc. ADR (a)(b)	3,216	5,853
Canmax Technologies Co. Ltd. Class A	650	2,293
CGN New Energy Holdings Co. Ltd. (b)	14,000	3,718
China CITIC Bank Corp. Ltd. Class H	62,000	28,816
China Conch Environment Protection Holdings Ltd. (a)	5,000	1,073
China Conch Venture Holdings Ltd.	5,000	4,265
China Construction Bank Corp. Class H	821,000	463,341
China Foods Ltd.	60,000	19,765
China Gas Holdings Ltd.	21,600	20,381
China Life Insurance Co. Ltd. Class H	96,000	149,543
China Maple Leaf Educational Systems Ltd. (a)(d)	592,000	20,126
Security Description	Shares	Value
China Meidong Auto Holdings Ltd.	2,000	$ 1,096
China Mengniu Dairy Co. Ltd.	58,000	194,398
China Merchants Bank Co. Ltd. Class H	115,174	480,881
China Merchants Energy Shipping Co. Ltd. Class A	7,700	6,796
China Minsheng Banking Corp. Ltd. Class H	43,500	14,885
China New Higher Education Group Ltd. (c)	2,000	549
China Overseas Land & Investment Ltd.	48,000	99,532
China Overseas Property Holdings Ltd.	5,000	5,644
China Pacific Insurance Group Co. Ltd. Class H	18,400	46,048
China Petroleum & Chemical Corp. Class H	429,200	234,552
China Rare Earth Resources & Technology Co. Ltd. Class A	1,800	7,113
China Resources Beer Holdings Co. Ltd.	8,000	43,872
China Resources Gas Group Ltd.	2,000	5,861
China Resources Land Ltd.	15,000	59,756
China Ruyi Holdings Ltd. (a)(b)	164,000	42,508
China Shenhua Energy Co. Ltd. Class H	44,500	144,321
China Tower Corp. Ltd. Class H (c)	344,000	32,942
China Vanke Co. Ltd. Class H	12,600	13,900
Chindata Group Holdings Ltd. ADR (a)(b)	3,773	31,316
Chlitina Holding Ltd.	2,000	11,648
Chongqing Brewery Co. Ltd. Class A	2,100	24,575
Chongqing Fuling Zhacai Group Co. Ltd. Class A	1,690	3,658
CITIC Ltd.	89,000	81,820
CMOC Group Ltd. Class A	7,400	6,003
CNNC Hua Yuan Titanium Dioxide Co. Ltd. Class A	4,205	2,666
COFCO Joycome Foods Ltd. (a)(b)	64,000	14,137
Contemporary Amperex Technology Co. Ltd. Class A	720	20,064
COSCO SHIPPING Energy Transportation Co. Ltd. Class A	5,700	10,577
COSCO SHIPPING Ports Ltd.	39,625	25,904
Country Garden Holdings Co. Ltd. (a)(b)	76,278	8,863
Country Garden Services Holdings Co. Ltd. (b)	10,000	10,317
CSPC Pharmaceutical Group Ltd.	26,880	19,700

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
CStone Pharmaceuticals (a)(b)(c)	83,500	$ 19,724
Dada Nexus Ltd. ADR (a)	1,778	7,912
Daqo New Energy Corp. ADR (a)	2,966	89,781
DaShenLin Pharmaceutical Group Co. Ltd. Class A	3,888	13,421
Dongyue Group Ltd.	23,000	17,297
DouYu International Holdings Ltd. ADR (a)	28,228	27,483
East Buy Holding Ltd. (a)(b)(c)	9,000	42,461
ENN Energy Holdings Ltd.	18,900	156,859
Everest Medicines Ltd. (a)(b)(c)	8,000	25,537
Excellence Commercial Property & Facilities Management Group Ltd. (b)	18,000	4,643
Fire Rock Holdings Ltd. (a)(b)	142,000	5,621
Flat Glass Group Co. Ltd. Class H (b)	17,000	38,203
Ganfeng Lithium Group Co. Ltd. Class A	980	5,999
G-bits Network Technology Xiamen Co. Ltd. Class A	1,300	65,238
GDS Holdings Ltd. Class A (a)	3,561	4,911
Geely Automobile Holdings Ltd.	56,000	66,069
GEM Co. Ltd. Class A	3,900	3,260
Genscript Biotech Corp. (a)	10,000	26,367
Great Wall Motor Co. Ltd. Class A	18,800	66,238
Great Wall Motor Co. Ltd. Class H (b)	6,500	7,752
Guangdong Investment Ltd.	4,000	3,054
Guangzhou Automobile Group Co. Ltd. Class A	61,800	84,908
Guangzhou Kingmed Diagnostics Group Co. Ltd. Class A	8,700	74,465
Guangzhou Shiyuan Electronic Technology Co. Ltd. Class A	900	6,262
Guangzhou Tinci Materials Technology Co. Ltd. Class A	2,380	8,830
H World Group Ltd. ADR (a)	482	19,005
Haichang Ocean Park Holdings Ltd. (a)(b)(c)	195,000	29,131
Haidilao International Holding Ltd. (c)	2,000	5,363
Haier Smart Home Co. Ltd. Class H	62,200	195,769
Hainan Meilan International Airport Co. Ltd. Class H (a)(b)	6,000	5,516
Hangzhou First Applied Material Co. Ltd. Class A	392	1,537
Hangzhou Oxygen Plant Group Co. Ltd. Class A	1,700	7,576
Hangzhou Tigermed Consulting Co. Ltd. Class A	300	2,742
Security Description	Shares	Value
Health & Happiness H&H International Holdings Ltd.	47,500	$ 58,952
Hello Group, Inc. ADR	3,138	21,903
Henan Shenhuo Coal & Power Co. Ltd. Class A	3,700	8,674
Hengan International Group Co. Ltd.	8,500	27,079
Hope Education Group Co. Ltd. (a)(b)(c)	38,000	2,402
Huafon Chemical Co. Ltd. Class A	9,400	9,122
Huaneng Power International, Inc. Class H (a)(b)	170,000	82,484
Huangshan Tourism Development Co. Ltd. Class B (a)	10,100	7,252
HUYA, Inc. ADR (a)	6,802	19,318
Hygeia Healthcare Holdings Co. Ltd. Class C (b)(c)	1,200	6,726
iDreamSky Technology Holdings Ltd. (a)(b)(c)	25,600	10,002
indie Semiconductor, Inc. Class A (a)(b)	4,986	31,412
Industrial & Commercial Bank of China Ltd. Class H	559,000	269,085
Ingenic Semiconductor Co. Ltd. Class A	1,700	17,199
Innovent Biologics, Inc. (a)(b)(c)	8,000	39,071
Inspur Digital Enterprise Technology Ltd.	22,000	5,253
iQIYI, Inc. ADR (a)(b)	10,888	51,609
JA Solar Technology Co. Ltd. Class A	3,528	12,387
JD Health International, Inc. (a)(c)	1,150	5,962
JD.com, Inc. Class A	19,023	279,570
Jiangsu King's Luck Brewery JSC Ltd. Class A	8,100	65,227
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	600	10,656
Jiangsu Yangnong Chemical Co. Ltd. Class A	910	8,618
Jiangsu Yoke Technology Co. Ltd. Class A	500	4,433
Jinan Acetate Chemical Co. Ltd.	1,045	35,772
Jinchuan Group International Resources Co. Ltd. (b)	28,000	1,537
JinkoSolar Holding Co. Ltd. ADR (a)(b)	2,197	66,723
Jinxin Fertility Group Ltd. (a)(b)(c)	4,500	2,149
JiuGui Liquor Co. Ltd. Class A	1,400	16,950
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. Class A (a)	900	4,267
JOYY, Inc. ADR	471	17,950

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Juewei Food Co. Ltd. Class A	900	$ 4,642
Kangji Medical Holdings Ltd. (b)	5,000	4,303
Kanzhun Ltd. ADR (a)	2,463	37,364
KE Holdings, Inc. ADR	4,790	74,341
Kingdee International Software Group Co. Ltd. (a)	12,000	14,770
Kingsoft Cloud Holdings Ltd. ADR (a)(b)	9,277	45,736
Konka Group Co. Ltd. Class B (a)	308,700	48,876
Kuaishou Technology (a)(c)	16,200	130,004
Kweichow Moutai Co. Ltd. Class A	300	74,058
Lenovo Group Ltd.	34,000	35,034
Li Auto, Inc. ADR (a)	30	1,069
Li Auto, Inc. Class A (a)	14,004	247,292
Li Ning Co. Ltd.	42,500	178,805
Lifetech Scientific Corp. (a)(b)	12,000	3,677
Lingyi iTech Guangdong Co. Class A	11,700	9,186
Longfor Group Holdings Ltd. (b)(c)	8,931	16,056
Luzhou Laojiao Co. Ltd. Class A	600	17,842
Mango Excellent Media Co. Ltd. Class A	2,700	10,491
Maxscend Microelectronics Co. Ltd. Class A	960	15,377
Meinian Onehealth Healthcare Holdings Co. Ltd. Class A (a)	4,300	4,013
Meitu, Inc. (b)(c)	73,500	32,847
Meituan Class B (a)(c)	43,590	637,833
Microport Scientific Corp. (a)(b)	3,008	4,547
Ming Yuan Cloud Group Holdings Ltd. (a)(b)	23,000	10,073
MMG Ltd. (a)(b)	36,000	11,032
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd. Class A	17,885	31,151
NetEase, Inc.	19,980	406,904
New Horizon Health Ltd. (a)(b)(c)	11,500	27,605
New Oriental Education & Technology Group, Inc. (a)	16,110	98,118
Ningbo Orient Wires & Cables Co. Ltd. Class A	700	3,825
Ningbo Ronbay New Energy Technology Co. Ltd. Class A	1,440	8,295
NIO, Inc. ADR (a)	17,584	158,959
Nongfu Spring Co. Ltd. Class H (c)	5,400	31,027
NXP Semiconductors NV	241	48,181
Ocumension Therapeutics (a)(c)	21,000	20,512
Ovctek China, Inc. Class A	2,900	10,222
Security Description	Shares	Value
Pangang Group Vanadium Titanium & Resources Co. Ltd. Class A (a)	10,100	$ 5,101
PDD Holdings, Inc. ADR (a)	3,755	368,253
Peijia Medical Ltd. (a)(b)(c)	55,000	49,018
PetroChina Co. Ltd. Class H	164,000	123,547
Pharmaron Beijing Co. Ltd. Class A	2,925	12,486
PICC Property & Casualty Co. Ltd. Class H	193,788	248,920
Ping An Healthcare & Technology Co. Ltd. (a)(b)(c)	1,100	2,567
Ping An Insurance Group Co. of China Ltd. Class H	48,500	277,741
Postal Savings Bank of China Co. Ltd. Class H (c)	68,000	34,383
Prosus NV	20,765	613,820
Q Technology Group Co. Ltd. (a)(b)	18,000	7,378
Qifu Technology, Inc. ADR	300	4,608
Raytron Technology Co. Ltd. Class A	7,790	51,001
RLX Technology, Inc. ADR (a)(b)	28,833	43,538
Sangfor Technologies, Inc. Class A (a)	2,200	28,176
SG Micro Corp. Class A	195	2,081
Shanghai Bairun Investment Holding Group Co. Ltd. Class A	14,188	56,142
Shanghai Baosight Software Co. Ltd. Class A	9,658	59,891
Shanghai Chlor-Alkali Chemical Co. Ltd. Class B	16,100	7,857
Shanghai Henlius Biotech, Inc. Class H (a)(c)	17,200	22,840
Shanghai M&G Stationery, Inc. Class A	500	2,505
Shangri-La Asia Ltd. (a)	34,000	23,269
Shanxi Meijin Energy Co. Ltd. Class A (a)	23,100	22,257
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. Class A	1,260	41,419
Shenghe Resources Holding Co. Ltd. Class A	4,000	5,968
Shengyi Technology Co. Ltd. Class A	8,800	18,552
Shenzhen Dynanonic Co. Ltd. Class A	320	3,363
Shenzhen Kangtai Biological Products Co. Ltd. Class A (a)	1,600	6,428
Shenzhen New Industries Biomedical Engineering Co. Ltd. Class A	2,900	25,283
Shenzhen SC New Energy Technology Corp. Class A	2,400	25,019

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Shenzhou International Group Holdings Ltd.	7,700	$ 73,737
Shimao Services Holdings Ltd. (a)(b)(c)	14,000	2,360
Sichuan Chuantou Energy Co. Ltd. Class A	2,600	5,282
Sichuan Swellfun Co. Ltd. Class A	1,400	11,591
Silergy Corp.	1,000	9,433
Skshu Paint Co. Ltd. Class A (a)	1,708	16,065
Smoore International Holdings Ltd. (b)(c)	12,000	10,894
Sohu.com Ltd. ADR (a)	2,847	26,819
StarPower Semiconductor Ltd. Class A	100	2,466
Sun King Technology Group Ltd. (a)	26,000	5,179
Sunac Services Holdings Ltd. (b)(c)	29,257	9,227
Sunny Optical Technology Group Co. Ltd.	8,000	55,874
TAL Education Group ADR (a)	11,141	101,494
Tencent Holdings Ltd.	62,600	2,447,457
Tencent Music Entertainment Group ADR (a)	1,788	11,407
Tianshan Aluminum Group Co. Ltd. Class A	3,500	3,147
Tongdao Liepin Group (a)	34,000	30,389
Topchoice Medical Corp. Class A (a)	200	2,421
Trip.com Group Ltd. (a)	8,796	313,571
Triumph New Energy Co. Ltd. Class H (a)	6,000	3,892
Tsingtao Brewery Co. Ltd. Class A	2,800	33,612
Tuya, Inc. ADR (a)	14,852	23,021
Up Fintech Holding Ltd. ADR (a)	6,558	33,577
Venus MedTech Hangzhou, Inc. Class H (a)(b)(c)	18,000	10,687
Vipshop Holdings Ltd. ADR (a)	7,087	113,463
Viva Biotech Holdings (a)(c)	29,500	4,746
Vnet Group, Inc. ADR (a)(b)	3,722	11,650
Walvax Biotechnology Co. Ltd. Class A	8,000	25,848
Weihai Guangwei Composites Co. Ltd. Class A	640	2,411
Weimob, Inc. (a)(c)	86,000	37,225
Western Superconducting Technologies Co. Ltd. Class A	1,654	10,388
Will Semiconductor Co. Ltd. Shanghai Class A	810	10,346
Wuhan Guide Infrared Co. Ltd. Class A	30,470	31,868
Wuliangye Yibin Co. Ltd. Class A	1,200	25,710
Security Description	Shares	Value
WUS Printed Circuit Kunshan Co. Ltd. Class A	9,640	$ 29,784
WuXi AppTec Co. Ltd. Class A	1,100	13,011
Wuxi Biologics Cayman, Inc. (a)(c)	22,500	131,147
XD, Inc. (a)	10,000	18,131
Xiabuxiabu Catering Management China Holdings Co. Ltd. (c)	9,500	4,003
Xiamen Tungsten Co. Ltd. Class A	4,800	11,299
Xiaomi Corp. Class B (a)(c)	133,600	210,502
Xinyi Solar Holdings Ltd.	2,000	1,496
XPeng, Inc. ADR (a)	60	1,102
XPeng, Inc. Class A (a)(b)	14,544	129,899
Yadea Group Holdings Ltd. (c)	10,000	18,565
Yankuang Energy Group Co. Ltd. Class H (b)	51,000	96,376
Yeahka Ltd. (a)(b)	6,400	12,094
Yidu Tech, Inc. (a)(b)(c)	7,700	3,913
Yifeng Pharmacy Chain Co. Ltd. Class A	840	4,043
Yihai International Holding Ltd.	4,000	6,895
Yintai Gold Co. Ltd. Class A	4,300	8,398
YongXing Special Materials Technology Co. Ltd. Class A	1,040	6,483
Youdao, Inc. ADR (a)(b)	5,278	21,218
Yum China Holdings, Inc.	6,372	355,048
Zai Lab Ltd. ADR (a)(b)	1,530	37,194
Zhejiang Dingli Machinery Co. Ltd. Class A	500	3,620
Zhejiang Supor Co. Ltd. Class A	600	3,992
Zijin Mining Group Co. Ltd. Class A	8,600	14,318
Zijin Mining Group Co. Ltd. Class H	124,000	189,677
ZTO Express Cayman, Inc. ADR	2,464	59,555
		17,948,384
COLOMBIA — 0.0% (e)
Bancolombia SA ADR (b)	1,065	28,414
COSTA RICA — 0.0% (e)
Establishment Labs Holdings, Inc. (a)(b)	249	12,218
DENMARK — 0.7%
Ambu AS Class B (a)	583	6,114
AP Moller - Maersk AS Class B	207	374,282
Chemometec AS (a)	653	31,189
D/S Norden AS	583	32,531
Danske Bank AS	10,554	246,273
Dfds AS	249	8,244
DSV AS	1,840	344,582
Novo Nordisk AS Class B	32,032	2,928,414
Vestas Wind Systems AS (a)	4,499	96,812

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Zealand Pharma AS (a)	4,268	$ 185,307
		4,253,748
EGYPT — 0.0% (e)
Cleopatra Hospital (a)	75,478	9,478
FINLAND — 0.4%
Anora Group Oyj (b)	543	2,581
Fortum Oyj (b)	8,205	95,514
Metso Oyj	21,037	221,705
Musti Group Oyj (a)	2,192	41,774
Nokia Oyj	50,834	192,032
Nordea Bank Abp (f)	34,107	377,104
Nordea Bank Abp (f)	579	6,383
Sampo Oyj Class A	5,766	250,173
UPM-Kymmene Oyj	18,697	642,758
Valmet Oyj (b)	2,578	59,120
Wartsila Oyj Abp	16,676	189,887
		2,079,031
FRANCE — 2.4%
Accor SA	10,244	346,416
Air Liquide SA	1,466	248,092
Airbus SE	4,178	561,691
Alstom SA (b)	10,098	241,622
AXA SA	19,780	590,148
BNP Paribas SA	10,484	670,769
Bouygues SA	6,005	210,697
Capgemini SE	5,567	977,235
Carrefour SA	13,554	233,695
CGG SA (a)	14,830	10,586
Credit Agricole SA	22,837	282,697
Danone SA	6,114	338,289
Engie SA	10,090	155,221
EssilorLuxottica SA	4,854	848,786
Euroapi SA (a)	410	5,179
Fnac Darty SA	5,261	129,226
Forvia SE (a)(b)	183	3,852
Hermes International SCA	18	32,966
Kering SA	1,213	554,674
L'Oreal SA	2,341	974,559
LVMH Moet Hennessy Louis Vuitton SE	1,945	1,475,260
Orange SA	28,805	331,201
Pernod Ricard SA	2,816	470,620
Publicis Groupe SA	5,854	444,763
Renault SA	6,979	287,248
Societe Generale SA	9,225	225,080
Sodexo SA	5,863	605,351
Technip Energies NV	1,272	31,742
TotalEnergies SE	17,466	1,152,244
Unibail-Rodamco-Westfield REIT (a)(f)	13,338	31,507
Unibail-Rodamco-Westfield REIT (a)(f)	1,806	89,391
Valneva SE (a)(b)	1,535	9,000
Veolia Environnement SA	21,029	610,714
Vinci SA	8,574	953,342
Security Description	Shares	Value
Vivendi SE	21,717	$ 190,749
Voltalia SA (a)(b)	1,464	15,903
		14,340,515
GEORGIA — 0.0% (e)
TBC Bank Group PLC	3,675	133,893
GERMANY — 1.9%
adidas AG	3,286	579,680
AIXTRON SE	3,057	112,698
Allianz SE	4,205	1,004,826
BASF SE	7,592	345,233
Bayer AG	9,827	472,877
Commerzbank AG	6,866	78,437
CompuGroup Medical SE & Co. KgaA	9,664	379,394
CropEnergies AG	4,313	36,166
Daimler Truck Holding AG	5,279	183,436
Datagroup SE	481	23,069
Deutsche Bank AG	13,990	154,784
Deutsche Boerse AG	3,647	632,088
Deutsche Lufthansa AG (a)	39,579	314,533
Deutsche Post AG	18,143	740,215
Deutsche Telekom AG	29,954	630,090
E.ON SE	18,782	222,717
Eckert & Ziegler Strahlen- und Medizintechnik AG	285	9,752
Elmos Semiconductor SE	1,694	114,606
Encavis AG (a)	1,713	24,167
flatexDEGIRO AG (a)	3,535	31,049
Fresenius Medical Care AG & Co. KGaA	1,856	80,252
HelloFresh SE (a)	2,566	76,830
Mercedes-Benz Group AG	10,422	727,050
Merck KGaA	2,855	478,045
Muenchener Rueckversicherungs-Gesellschaft AG	2,263	884,346
Orion SA	100	2,128
Puma SE	978	60,885
RWE AG	6,269	233,301
Salzgitter AG	5,480	145,629
SAP SE	9,213	1,198,019
Siemens AG	7,472	1,073,204
Siemens Energy AG (a)	3,708	48,602
thyssenkrupp AG	11,764	90,001
VERBIO Vereinigte BioEnergie AG	2,617	105,593
Volkswagen AG	1,398	184,573
Volkswagen AG Preference Shares	1,517	174,971
		11,653,246
GHANA — 0.0% (e)
Kosmos Energy Ltd. (a)	23,669	193,613
Tullow Oil PLC (a)(b)	4,906	2,056
		195,669

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
GREECE — 0.0% (e)
Piraeus Financial Holdings SA (a)	3,471	$ 10,327
GUATEMALA — 0.0% (e)
Millicom International Cellular SA SDR (a)	1,356	21,187
HONG KONG — 0.6%
AIA Group Ltd.	103,800	846,241
Bank of East Asia Ltd.	61,797	76,695
Citychamp Watch & Jewellery Group Ltd. (a)	34,000	5,123
CK Asset Holdings Ltd.	50,270	264,770
C-Mer Eye Care Holdings Ltd. (a)	26,000	12,648
Cosmopolitan International Holdings Ltd. (a)(b)	86,000	11,969
Cowell e Holdings, Inc. (a)(b)	1,000	1,994
Futu Holdings Ltd. ADR (a)	782	45,207
Hang Lung Properties Ltd.	98,000	134,140
Henderson Land Development Co. Ltd.	18,910	49,859
Hong Kong Exchanges & Clearing Ltd.	13,968	521,848
Hong Kong Technology Venture Co. Ltd. (a)(b)	27,000	10,411
Link REIT	70,750	346,891
Melco International Development Ltd. (a)(b)	4,000	3,207
Melco Resorts & Entertainment Ltd. ADR (a)	482	4,767
New World Development Co. Ltd.	32,383	63,014
Prudential PLC	31,005	336,350
Sa Sa International Holdings Ltd. (a)	26,000	3,419
Sino Biopharmaceutical Ltd.	83,500	30,172
Stella International Holdings Ltd.	14,000	14,033
Sun Hung Kai Properties Ltd.	74,753	799,850
Swire Pacific Ltd. Class A	8,500	57,359
Techtronic Industries Co. Ltd.	500	4,852
Vitasoy International Holdings Ltd.	8,000	9,684
Viva Goods Company Ltd. (a)	56,000	9,295
Yue Yuen Industrial Holdings Ltd.	3,000	3,448
		3,667,246
HUNGARY — 0.1%
MOL Hungarian Oil & Gas PLC	10,288	78,371
Richter Gedeon Nyrt	11,456	278,453
		356,824
INDIA — 1.9%
Aarti Drugs Ltd.	7,396	48,322
Aarti Pharmalabs Ltd. (a)	2,656	14,775
Aavas Financiers Ltd. (a)	821	17,196
Security Description	Shares	Value
Adani Green Energy Ltd. (a)	2,324	$ 27,626
Adani Power Ltd. (a)	4,689	21,313
Advanced Enzyme Technologies Ltd.	18,005	69,491
Affle India Ltd. (a)	585	7,798
Akzo Nobel India Ltd.	1,584	47,851
Alkyl Amines Chemicals	7,940	219,891
Alok Industries Ltd. (a)	216,364	49,374
Amber Enterprises India Ltd. (a)	3,533	126,648
APL Apollo Tubes Ltd.	3,790	74,165
Aptus Value Housing Finance India Ltd.	5,426	19,106
AstraZeneca Pharma India Ltd.	344	18,655
Axis Bank Ltd.	695	8,676
Bayer CropScience Ltd.	94	6,045
Birlasoft Ltd.	27,622	160,777
Blue Star Ltd.	856	9,022
Brightcom Group Ltd.	57,692	13,131
Can Fin Homes Ltd.	8,450	77,823
CE Info Systems Ltd.	4,359	104,698
Central Depository Services India Ltd.	6,541	107,109
Cera Sanitaryware Ltd.	89	9,133
Chemplast Sanmar Ltd. (a)	2,621	15,281
City Union Bank Ltd.	14,523	22,158
Data Patterns India Ltd.	1,281	32,413
Digidrive Distributors Ltd. (a)	216	351
Dixon Technologies India Ltd.	6,574	418,726
Dr Reddy's Laboratories Ltd. ADR	12,866	860,349
Easy Trip Planners Ltd. (a)	10,496	5,125
Elecon Engineering Co. Ltd.	2,409	22,435
EPL Ltd.	26,116	58,716
Equitas Small Finance Bank Ltd. (c)	56,286	60,765
Fineotex Chemical Ltd.	1,225	4,720
Galaxy Surfactants Ltd.	148	4,531
Garden Reach Shipbuilders & Engineers Ltd.	1,603	16,236
Garware Technical Fibres Ltd.	1,362	52,080
Godawari Power & Ispat Ltd.	2,240	17,090
Godfrey Phillips India Ltd.	3,040	79,715
Granules India Ltd.	13,619	58,180
Graphite India Ltd.	914	5,416
Gujarat Pipavav Port Ltd.	4,998	7,478
HBL Power Systems Ltd.	1,982	6,370
HDFC Bank Ltd.	25,207	463,305
HEG Ltd.	1,000	20,752
HeidelbergCement India Ltd.	15,967	34,427
HFCL Ltd.	5,208	4,839
Himadri Speciality Chemical Ltd.	7,207	21,124
Hindustan Copper Ltd.	10,100	19,752
Home First Finance Co. India Ltd. (c)	4,378	42,770
ICICI Bank Ltd. ADR	45,220	1,045,486

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
IIFL Finance Ltd.	1,210	$ 8,707
Indiabulls Housing Finance Ltd.	23,219	51,867
IndiaMart InterMesh Ltd. (c)	1,702	58,952
Indigo Paints Ltd.	3,603	64,466
Indo Count Industries Ltd.	6,323	17,014
Infibeam Avenues Ltd.	22,068	4,717
Infosys Ltd. ADR (b)	57,937	991,302
Intellect Design Arena Ltd.	5,409	46,006
Jaiprakash Power Ventures Ltd. (a)	234,856	28,989
Jammu & Kashmir Bank Ltd.	56,547	71,738
JB Chemicals & Pharmaceuticals Ltd.	7,864	140,355
Jio Financial Services Ltd. (a)	10,432	29,044
Jubilant Ingrevia Ltd.	1,626	9,380
Jupiter Wagons Ltd.	2,124	8,370
Just Dial Ltd. (a)	2,147	18,858
Jyothy Labs Ltd.	16,836	73,089
Karnataka Bank Ltd.	24,798	74,342
Karur Vysya Bank Ltd.	77,941	125,582
Kaveri Seed Co. Ltd. (a)	743	5,386
Kirloskar Ferrous Industries Ltd.	1,883	10,891
Larsen & Toubro Ltd. GDR	19,295	700,409
Laurus Labs Ltd. (c)	18,634	88,726
LIC Housing Finance Ltd.	6,567	36,721
Mahindra & Mahindra Ltd. GDR	14,958	281,958
Mahindra Lifespace Developers Ltd.	1,027	6,803
MTAR Technologies Ltd. (a)	72	2,200
Navin Fluorine International Ltd.	1,854	84,096
Nazara Technologies Ltd. (a)	7,974	80,267
NESCO Ltd.	6,863	56,749
Network18 Media & Investments Ltd. (a)	25,640	19,714
NOCIL Ltd.	6,745	18,507
Olectra Greentech Ltd.	5,486	79,332
Orient Electric Ltd.	3,932	10,505
Patel Engineering Ltd. (a)	1,832	1,142
PNB Housing Finance Ltd. (a)(c)	7,641	63,867
PNC Infratech Ltd.	1,640	7,219
Poly Medicure Ltd.	948	15,687
Prism Johnson Ltd. (a)	10,540	16,627
Procter & Gamble Health Ltd.	67	4,125
PVR Inox Ltd. (a)	533	11,020
Quess Corp. Ltd. (c)	3,162	15,922
Radico Khaitan Ltd.	1,022	14,816
Rallis India Ltd.	16,711	42,119
Ramco Cements Ltd.	537	5,886
Rategain Travel Technologies Ltd. (a)	11,653	83,278
Ratnamani Metals & Tubes Ltd.	3,284	102,851
RattanIndia Enterprises Ltd. (a)	84,784	58,094
RBL Bank Ltd. (c)	7,831	23,835
Security Description	Shares	Value
Reliance Industries Ltd.	10,882	$ 307,297
Reliance Industries Ltd. GDR (c)	15,318	856,276
Reliance Infrastructure Ltd. (a)	2,762	5,764
Reliance Power Ltd. (a)	114,344	26,506
Restaurant Brands Asia Ltd. (a)	5,892	8,848
Rossari Biotech Ltd.	4,105	40,271
Route Mobile Ltd.	3,226	61,790
Safari Industries India Ltd.	754	35,556
Sapphire Foods India Ltd. (a)	450	7,876
Saregama India Ltd.	1,082	4,723
Sharda Cropchem Ltd.	1,050	5,311
Shree Renuka Sugars Ltd. (a)	30,412	19,996
South Indian Bank Ltd.	182,084	59,532
State Bank of India GDR	8,560	618,032
Sumitomo Chemical India Ltd.	1,002	5,097
Sun Pharma Advanced Research Co. Ltd. (a)	3,440	9,656
Supreme Industries Ltd.	378	18,761
Suzlon Energy Ltd. (a)	42,866	13,318
Symphony Ltd.	2,626	27,827
Tanla Platforms Ltd.	10,848	135,546
Tata Motors Ltd.	8,237	62,511
Tata Teleservices Maharashtra Ltd. (a)	11,807	14,140
TD Power Systems Ltd.	5,617	17,445
TeamLease Services Ltd. (a)	1,155	36,136
TV18 Broadcast Ltd. (a)	26,511	13,935
Usha Martin Ltd.	4,685	19,396
Vaibhav Global Ltd.	10,680	56,634
V-Guard Industries Ltd.	11,193	41,420
VIP Industries Ltd.	694	5,484
Vodafone Idea Ltd. (a)	488,187	68,489
Voltamp Transformers Ltd.	18	973
Whirlpool of India Ltd.	258	5,049
Wipro Ltd. ADR (b)	72,939	353,025
Yes Bank Ltd. (a)	27,213	5,653
Zen Technologies Ltd.	1,597	14,703
		11,413,721
INDONESIA — 0.3%
Astra International Tbk PT	313,800	126,393
Bank Central Asia Tbk PT	1,348,800	770,182
Bank Mandiri Persero Tbk PT	824,000	321,230
Bank Neo Commerce Tbk PT (a)	126,400	2,535
Bank Rakyat Indonesia Persero Tbk PT	1,061,099	358,735
Berkah Beton Sadaya Tbk PT (a)	102,410	331
Nickel Industries Ltd.	6,153	2,978
Telkom Indonesia Persero Tbk PT	1,225,900	297,452
		1,879,836
IRELAND — 0.1%
Cairn Homes PLC	146,649	169,859

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Cimpress PLC (a)	506	$ 35,425
Glenveagh Properties PLC (a)(c)	20,521	21,661
Keywords Studios PLC	732	13,822
Prothena Corp. PLC (a)	2,851	137,561
		378,328
ISRAEL — 0.2%
Bank Hapoalim BM	42,403	377,473
Bank Leumi Le-Israel BM	101,951	843,834
Innoviz Technologies Ltd. (a)(b)	4,575	8,921
Isracard Ltd.	2,344	9,699
JFrog Ltd. (a)	303	7,684
Nano Dimension Ltd. ADR (a)(b)	6,488	17,647
Nano-X Imaging Ltd. (a)(b)	2,027	13,297
NEOGAMES SA (a)	708	19,116
Taboola.com Ltd. (a)(b)	4,324	16,388
Teva Pharmaceutical Industries Ltd. ADR (a)	6,500	66,300
Tremor International Ltd. (a)(b)	1,710	3,012
Wix.com Ltd. (a)	203	18,636
		1,402,007
ITALY — 0.6%
Assicurazioni Generali SpA	17,740	363,718
Enel SpA	78,327	482,645
Eni SpA (b)	26,965	435,546
Ferrari NV	1,450	429,392
FinecoBank Banca Fineco SpA	14,231	173,497
Intesa Sanpaolo SpA	141,336	365,120
Italgas SpA	7,319	37,598
Iveco Group NV (a)	1,740	16,326
MFE-MediaForEurope NV Class A	69,484	29,412
MFE-MediaForEurope NV Class B (b)	69,486	43,736
Moncler SpA	3,659	213,378
Prysmian SpA	5,330	215,286
Saipem SpA (a)	144	220
Snam SpA	31,919	150,351
Telecom Italia SpA (a)(b)	330,209	103,519
Terna - Rete Elettrica Nazionale	27,636	208,563
UniCredit SpA	18,728	450,697
		3,719,004
JAPAN — 6.0%
Abalance Corp. (b)	300	6,765
Advance Logistics Investment Corp. REIT	6	5,062
Advantest Corp. (b)	1,600	44,829
Airtrip Corp. (b)	800	11,392
Aisin Corp.	1,700	64,366
Appier Group, Inc. (a)	2,600	27,860
ARCLANDS Corp.	2,431	26,000
Asahi Group Holdings Ltd.	1,700	63,682
Asahi Kasei Corp.	62,800	395,548
Security Description	Shares	Value
Asahi Yukizai Corp.	900	$ 22,285
Asics Corp.	500	17,500
Astellas Pharma, Inc.	24,400	339,123
Base Co. Ltd.	100	2,888
BayCurrent Consulting, Inc.	3,000	100,479
Bengo4.com, Inc. (a)(b)	2,200	71,282
Bridgestone Corp.	1,700	66,405
Bushiroad, Inc. (b)	2,400	9,071
Canon, Inc. (b)	1,700	41,069
Cellebrite DI Ltd. (a)(b)	4,338	33,186
Change Holdings, Inc. (b)	4,000	47,204
Comture Corp.	400	6,211
Credit Saison Co. Ltd.	14,200	225,573
Curves Holdings Co. Ltd.	3,000	14,193
CYBERDYNE, Inc. (a)	8,900	16,103
Cybozu, Inc.	9,900	134,543
Daiichi Sankyo Co. Ltd.	25,000	687,887
Daikin Industries Ltd.	1,700	267,432
Daiwa Securities Group, Inc. (b)	58,000	335,465
Demae-Can Co. Ltd. (a)(b)	5,900	14,589
Denso Corp.	40,400	650,028
Digital Arts, Inc. (b)	100	3,099
dip Corp.	600	14,796
eGuarantee, Inc.	900	11,749
Eisai Co. Ltd.	1,700	94,601
Elan Corp.	4,200	23,051
EM Systems Co. Ltd.	19,700	97,163
en Japan, Inc. (b)	200	3,120
ENEOS Holdings, Inc. (b)	23,800	94,084
eRex Co. Ltd. (b)	800	4,112
euglena Co. Ltd. (a)	1,700	9,080
Financial Partners Group Co. Ltd. (b)	1,700	15,323
Freee KK (a)(b)	2,900	57,757
FUJIFILM Holdings Corp.	13,700	794,871
Fujio Food Group, Inc. (a)	2,000	18,589
Fujitsu Ltd.	1,700	200,503
Fukui Computer Holdings, Inc.	300	5,358
FULLCAST Holdings Co. Ltd.	1,400	17,657
GMO Financial Gate, Inc. (b)	400	28,548
GNI Group Ltd. (a)	2,700	36,875
Hitachi Ltd.	10,100	627,760
Hokuhoku Financial Group, Inc.	10,000	107,254
Honda Motor Co. Ltd.	30,000	338,147
Hoya Corp.	6,200	636,723
Infomart Corp. (b)	3,400	9,159
Insource Co. Ltd. (b)	4,000	27,743
Internet Initiative Japan, Inc.	400	6,480
Ispace, Inc. (a)	100	949
Ito En Ltd.	100	3,223
ITOCHU Corp. (b)	9,200	333,290
Japan Display, Inc. (a)(b)	68,700	17,494
Japan Elevator Service Holdings Co. Ltd.	400	5,884

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Japan Tobacco, Inc.	9,100	$ 209,777
JFE Holdings, Inc.	14,200	208,492
JMDC, Inc. (b)	1,300	47,383
JSR Corp. (b)	10,100	271,883
JTOWER, Inc. (a)	700	28,849
Kajima Corp.	24,300	396,274
Kamigumi Co. Ltd. (b)	28,300	584,111
Kansai Electric Power Co., Inc.	10,000	139,219
Kao Corp.	1,700	63,238
Kappa Create Co. Ltd. (a)(b)	1,900	19,417
KDDI Corp.	38,500	1,180,864
KeePer Technical Laboratory Co. Ltd.	1,100	42,975
Keyence Corp.	1,200	446,306
KFC Holdings Japan Ltd.	200	4,013
Kobe Steel Ltd. (b)	9,700	126,690
Komatsu Ltd.	10,000	270,933
Konica Minolta, Inc. (a)(b)	24,000	78,244
Koshidaka Holdings Co. Ltd.	1,500	11,811
Krosaki Harima Corp.	200	12,907
Kyocera Corp.	24,600	1,250,730
Lasertec Corp.	200	31,188
Leopalace21 Corp. (a)(b)	9,300	20,442
Link & Motivation, Inc.	5,100	14,833
LITALICO, Inc.	300	4,037
M&A Capital Partners Co. Ltd. (b)	400	7,184
M&A Research Institute Holdings, Inc. (a)(b)	600	13,831
M3, Inc.	1,000	18,201
Makita Corp.	10,100	249,886
Management Solutions Co. Ltd.	1,300	24,506
Marubeni Corp.	58,400	912,641
Marui Group Co. Ltd. (b)	24,300	395,704
Mebuki Financial Group, Inc.	58,100	161,072
Medley, Inc. (a)	2,400	77,279
Menicon Co. Ltd. (b)	2,200	28,365
Mirai Corp. REIT	385	122,292
Mitsubishi Chemical Group Corp.	24,100	152,247
Mitsubishi Corp.	10,000	477,668
Mitsubishi Electric Corp.	62,700	776,896
Mitsubishi UFJ Financial Group, Inc.	110,700	941,015
Mitsui & Co. Ltd.	10,000	363,411
Mitsuuroko Group Holdings Co. Ltd.	1,500	12,856
Money Forward, Inc. (a)	1,400	45,051
Monogatari Corp.	1,800	49,817
MS&AD Insurance Group Holdings, Inc. (b)	10,000	368,236
Murata Manufacturing Co. Ltd.	70,200	1,286,157
NEC Corp.	200	11,072
Nexon Co. Ltd.	300	5,375
NIDEC Corp.	100	4,645
Security Description	Shares	Value
Nihon M&A Center Holdings, Inc.	2,500	$ 12,054
Nintendo Co. Ltd.	8,000	333,992
Nippon Carbon Co. Ltd.	2,400	73,259
Nippon Paint Holdings Co. Ltd.	1,800	12,135
Nippon Pillar Packing Co. Ltd. (b)	200	5,234
Nippon Steel Corp. (b)	21,500	504,992
Nissan Motor Co. Ltd. (b)	24,000	106,197
Nissan Shatai Co. Ltd.	10,800	61,880
Nitto Denko Corp. (b)	1,700	111,735
Nomura Holdings, Inc.	63,100	253,330
NTT Data Group Corp.	24,300	326,415
Obayashi Corp.	58,200	513,455
Oisix ra daichi, Inc. (a)(b)	1,700	18,330
Olympus Corp.	2,100	27,322
One REIT, Inc. (b)	13	22,581
Oriental Land Co. Ltd.	1,500	49,345
ORIX Corp.	24,100	451,073
Osaka Gas Co. Ltd.	14,200	234,280
Osaka Organic Chemical Industry Ltd. (b)	900	15,235
Outsourcing, Inc.	1,500	11,610
Panasonic Holdings Corp.	34,100	384,361
Pasona Group, Inc.	300	3,285
PeptiDream, Inc. (a)(b)	300	3,239
Pharma Foods International Co. Ltd. (b)	2,400	24,495
PKSHA Technology, Inc. (a)(b)	2,400	43,746
Plus Alpha Consulting Co. Ltd.	900	16,911
Raksul, Inc. (a)(b)	1,400	12,487
Rakus Co. Ltd. (b)	2,000	27,643
Recruit Holdings Co. Ltd.	6,800	210,026
RENOVA, Inc. (a)(b)	1,100	8,344
Resona Holdings, Inc.	38,700	214,811
Riso Kyoiku Co. Ltd. (b)	9,300	15,456
Rohm Co. Ltd.	6,800	128,367
Rorze Corp.	500	34,612
Round One Corp. (b)	1,500	5,629
RS Technologies Co. Ltd.	1,400	26,804
Samty Residential Investment Corp. REIT (b)	240	185,438
SanBio Co. Ltd. (a)(b)	3,200	13,424
Sansan, Inc. (a)	3,700	31,192
Sanyo Denki Co. Ltd.	300	13,751
Secom Co. Ltd.	1,700	115,517
Septeni Holdings Co. Ltd. (a)	1,100	3,052
Seven & i Holdings Co. Ltd.	1,700	66,701
SHIFT, Inc. (a)	400	73,205
Shin-Etsu Chemical Co. Ltd.	8,500	247,381
SMS Co. Ltd.	900	15,352
Snow Peak, Inc.	1,000	7,954
Socionext, Inc.	100	9,905
SoftBank Group Corp.	18,400	781,129
Sompo Holdings, Inc.	10,100	435,405
Sony Group Corp.	17,300	1,419,012

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Sosei Group Corp. (a)(b)	400	$ 3,999
S-Pool, Inc. (b)	9,300	29,728
SRE Holdings Corp. (a)	900	17,774
Starts Proceed Investment Corp. REIT	7	10,264
Strike Co. Ltd. (b)	600	13,490
Sumitomo Chemical Co. Ltd.	57,700	157,372
Sumitomo Corp.	14,200	283,952
Sumitomo Electric Industries Ltd.	10,100	121,931
Sumitomo Mitsui Financial Group, Inc.	10,100	497,267
Sumitomo Mitsui Trust Holdings, Inc.	1,700	64,149
Suruga Bank Ltd.	1,700	7,211
T&D Holdings, Inc.	23,900	395,277
Takara Holdings, Inc.	1,300	10,463
Takara Leben Real Estate Investment Corp. REIT	57	37,090
Takeda Pharmaceutical Co. Ltd.	1,700	52,871
Tama Home Co. Ltd.	3,300	78,727
TDK Corp.	4,100	152,268
TechMatrix Corp. (b)	1,000	10,628
Teijin Ltd.	14,200	138,265
Terumo Corp.	24,300	645,340
TKP Corp. (a)	1,400	24,449
Toho Titanium Co. Ltd. (b)	1,600	19,225
Tokio Marine Holdings, Inc.	38,400	891,647
Tokushu Tokai Paper Co. Ltd.	2,400	55,004
Tokyo Electron Ltd.	5,100	698,569
Tokyu Corp. (b)	32,900	380,094
TOPPAN, Inc.	24,400	584,554
Toridoll Holdings Corp. (b)	700	17,286
Toshiba Corp. (a)	1,700	52,438
Toyo Gosei Co. Ltd. (b)	600	27,100
Toyo Tanso Co. Ltd.	400	14,528
Toyota Motor Corp.	122,000	2,189,010
Toyota Tsusho Corp.	14,100	831,024
Tri Chemical Laboratories, Inc. (b)	1,200	24,929
Tsuburaya Fields Holdings, Inc.	900	12,358
UT Group Co. Ltd. (a)(b)	1,300	19,436
ValueCommerce Co. Ltd. (b)	1,000	8,537
Vector, Inc.	3,600	29,987
Vision, Inc. (a)	2,400	24,285
Visional, Inc. (a)(b)	200	10,106
WDB Holdings Co. Ltd.	7,000	95,788
WealthNavi, Inc. (a)(b)	600	5,102
Weathernews, Inc.	1,000	42,352
West Holdings Corp.	2,210	47,614
West Japan Railway Co.	1,700	70,461
WingArc1st, Inc.	200	3,419
W-Scope Corp. (a)(b)	1,600	10,894
Yamada Holdings Co. Ltd.	23,900	73,594
Yamaha Corp.	22,700	621,559
YA-MAN Ltd. (b)	2,900	19,648
Security Description	Shares	Value
Yokowo Co. Ltd.	400	$ 4,219
ZIGExN Co. Ltd.	4,400	15,450
Zuken, Inc.	400	9,677
		36,747,982
KUWAIT — 0.0% (e)
Al Ahli Bank of Kuwait KSCP	40,691	32,126
Gulf Cables & Electrical Industries Group Co. KSCP	1,303	4,950
Jazeera Airways Co. KSCP	6,512	31,059
National Investments Co. KSCP	17,528	12,931
Shamal Az-Zour Al-Oula for the First Phase of Az-Zour Power Plant KSC	21,763	13,098
Warba Bank KSCP	49,833	29,830
		123,994
LUXEMBOURG — 0.0% (e)
ArcelorMittal SA	7,176	180,633
MACAU — 0.0% (e)
Sands China Ltd. (a)	38,800	118,899
MALAYSIA — 0.1%
Carlsberg Brewery Malaysia Bhd Class B	19,100	81,359
CIMB Group Holdings Bhd	51,044	59,032
CTOS Digital Bhd	53,900	16,072
Dagang NeXchange Bhd (a)	62,200	5,829
DRB-Hicom Bhd	79,600	24,243
Fraser & Neave Holdings Bhd	10,100	54,423
Frontken Corp. Bhd	61,600	41,327
Greatech Technology Bhd (a)	7,100	6,608
Hartalega Holdings Bhd (a)	2,800	1,187
Heineken Malaysia Bhd	9,100	47,135
HextarTechnologies Solutions Bhd (a)	1,900	10,052
Kossan Rubber Industries Bhd	12,400	3,486
Malayan Banking Bhd	27,404	51,303
Mega First Corp. Bhd	41,200	29,834
Pentamaster Corp. Bhd	18,950	20,906
Public Bank Bhd	120,700	104,370
Supermax Corp. Bhd	44,220	7,817
Tenaga Nasional Bhd	19,800	42,128
Top Glove Corp. Bhd (a)	37,300	6,157
		613,268
MEXICO — 0.3%
America Movil SAB de CV	479,467	416,328
Cemex SAB de CV Series CPO (a)	221,853	145,149
Fomento Economico Mexicano SAB de CV	49,316	540,111
Grupo Financiero Banorte SAB de CV Class O	47,426	398,735
Grupo Mexico SAB de CV Class B	75,341	357,619

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Grupo Televisa SAB Series CPO	41,893	$ 25,528
Industrias Penoles SAB de CV (a)	2,209	26,115
TF Administradora Industrial S de Real de CV REIT	24,774	44,049
		1,953,634
NETHERLANDS — 1.3%
Adyen NV (a)(c)	74	55,290
Akzo Nobel NV	4,057	294,145
Alfen NV (a)(b)(c)	957	40,681
Argenx SE (a)	492	239,929
ASML Holding NV	4,292	2,540,637
Fastned BV CVA (a)(b)	1,024	30,682
Heineken NV	3,331	294,338
ING Groep NV	34,066	452,646
Koninklijke Ahold Delhaize NV	18,427	556,413
Koninklijke KPN NV	2,926	9,662
Koninklijke Philips NV (b)	16,518	331,686
Pharming Group NV (a)(b)	26,305	33,838
Redcare Pharmacy NV (a)(c)	199	21,280
Shell PLC	65,234	2,074,932
Universal Music Group NV (b)	21,274	557,015
Wolters Kluwer NV	2,627	318,880
		7,852,054
NEW ZEALAND — 0.0% (e)
Auckland International Airport Ltd.	11,075	52,636
Fisher & Paykel Healthcare Corp. Ltd. Class C	5,121	66,401
Spark New Zealand Ltd.	16,557	47,851
		166,888
NORWAY — 0.2%
Aker Carbon Capture ASA (a)	5,835	6,213
Crayon Group Holding ASA (a)(c)	17,859	111,274
DNB Bank ASA	23,204	470,149
FLEX LNG Ltd.	3,191	95,962
FREYR Battery SA (a)(b)	2,266	11,081
Frontline PLC	2,108	39,026
Hexagon Purus ASA (a)	6,142	8,023
Kahoot! ASA (a)(b)	20,867	68,185
Norsk Hydro ASA	64,220	405,568
Telenor ASA	19,028	217,267
		1,432,748
PERU — 0.0% (e)
Cia de Minas Buenaventura SAA ADR	494	4,209
PHILIPPINES — 0.0% (e)
PLDT, Inc. ADR (b)	1,934	39,956
TaskUS, Inc. Class A (a)(b)	963	9,996
		49,952
Security Description	Shares	Value
POLAND — 0.0% (e)
CCC SA (a)	419	$ 3,745
Jastrzebska Spolka Weglowa SA (a)	540	5,446
ORLEN SA	2,235	30,056
Powszechna Kasa Oszczednosci Bank Polski SA (a)	7,715	61,366
Text SA	246	8,194
		108,807
PUERTO RICO — 0.0% (e)
Liberty Latin America Ltd. Class C (a)	1,248	10,184
RUSSIA — 0.0%
Gazprom PJSC (a)(d)	81,484	—
LUKOIL PJSC (d)	3,048	—
MMC Norilsk Nickel PJSC ADR (a)(d)	827	—
Mobile TeleSystems PJSC ADR (a)(d)	9,679	—
Sberbank of Russia PJSC (d)	79,092	—
Surgutneftegas PJSC Preference Shares ADR (a)(d)	492	—
Tatneft PJSC ADR (a)(d)	4,676	—
		—
SAUDI ARABIA — 0.5%
ACWA Power Co.	616	32,127
Al Jouf Agricultural Development Co.	4,217	54,533
Al Rajhi Bank	2,143	38,798
Al Rajhi Co. for Co-operative Insurance (a)	1,382	55,937
Alamar Foods	599	19,836
Aldrees Petroleum & Transport Services Co.	14,621	547,345
AlKhorayef Water & Power Technologies Co.	2,421	91,793
Alujain Corp. (a)	355	4,170
Amlak International Finance Co.	55,939	206,726
Astra Industrial Group	483	11,333
Bank AlBilad	1,229	13,861
City Cement Co.	9,267	45,860
Dur Hospitality Co. (a)	14,530	100,535
Eastern Province Cement Co.	1,084	11,258
Electrical Industries Co.	4,184	45,740
Etihad Etisalat Co.	2,305	27,380
Fawaz Abdulaziz Al Hokair & Co. Class C (a)	648	3,597
Halwani Brothers Co. (a)	9,090	127,729
Herfy Food Services Co.	3,286	28,826
Jadwa REIT Saudi Fund	43,509	145,013
Leejam Sports Co. JSC	4,323	163,908
Maharah Human Resources Co.	2,840	50,205

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Methanol Chemicals Co. (a)	596	$ 3,607
Middle East Healthcare Co. (a)	597	8,771
Mobile Telecommunications Co. Saudi Arabia	39,384	138,195
Najran Cement Co.	46,409	151,461
National Agriculture Development Co. (a)	2,793	35,374
National Co. for Learning & Education	353	9,036
National Gas & Industrialization Co.	767	12,904
National Medical Care Co.	635	20,825
Northern Region Cement Co.	14,359	42,191
Qassim Cement Co.	393	6,717
Riyad REIT Fund	20,365	45,884
Saudi Airlines Catering Co.	281	7,717
Saudi Arabian Mining Co. (a)	6,606	71,072
Saudi Ceramic Co.	7,082	53,628
Saudi Co. For Hardware CJSC (a)	2,605	21,532
Saudi Fisheries Co. (a)	5,293	36,482
Saudi Ground Services Co. (a)	644	5,083
Saudi Industrial Services Co.	1,673	11,665
Saudi Pharmaceutical Industries & Medical Appliances Corp. (a)	2,004	18,862
Saudi Research & Media Group (a)	944	41,380
Saudia Dairy & Foodstuff Co.	453	38,893
Sinad Holding Co. (a)	13,268	41,533
Yamama Cement Co.	9,917	87,788
		2,737,110
SINGAPORE — 0.3%
CapitaLand Ascott Trust REIT (b)	10,535	7,410
CapitaLand Integrated Commercial Trust REIT	19,897	26,969
CapitaLand Investment Ltd.	191,184	434,223
DBS Group Holdings Ltd.	14,197	349,906
Grab Holdings Ltd. Class A (a)	4,921	17,420
Nanofilm Technologies International Ltd. (b)	4,300	2,961
Scilex Holding Co. (a)	1,301	1,821
Sea Ltd. ADR (a)	3,211	141,124
Singapore Exchange Ltd.	121,500	867,921
Singapore Telecommunications Ltd.	58,000	102,835
		1,952,590
SOUTH AFRICA — 0.4%
Anglo American PLC	14,254	394,145
Discovery Ltd. (a)	69,018	502,485
FirstRand Ltd.	68,386	231,808
Gold Fields Ltd. (b)	11,621	126,645
Harmony Gold Mining Co. Ltd.	9,434	35,564
Impala Platinum Holdings Ltd. (b)	7,573	39,740
Security Description	Shares	Value
MTN Group Ltd.	25,228	$ 151,118
MultiChoice Group (a)	2,828	11,114
Naspers Ltd. Class N	1,452	233,187
Nedbank Group Ltd.	2,642	28,374
Old Mutual Ltd. (b)	15,523	9,795
Sanlam Ltd.	63,271	220,549
Sasol Ltd.	4,894	67,806
Standard Bank Group Ltd.	16,302	158,976
		2,211,306
SOUTH KOREA — 1.4%
ABLBio, Inc. (a)	1,927	27,076
Advanced Nano Products Co. Ltd.	432	42,899
AfreecaTV Co. Ltd.	169	10,533
Ahnlab, Inc.	601	28,594
Alteogen, Inc. (a)	643	32,450
Ananti, Inc. (a)	1,433	7,827
Asiana Airlines, Inc. (a)	830	6,286
BH Co. Ltd.	3,395	52,457
Bioneer Corp. (a)	779	20,263
Cellivery Therapeutics, Inc. (a)(d)	2,627	9,753
Celltrion Healthcare Co. Ltd.	674	31,467
Celltrion Pharm, Inc. (a)	104	5,148
Celltrion, Inc.	473	48,793
Chunbo Co. Ltd.	47	4,559
Connectwave Co. Ltd. (a)	2,004	14,955
Cosmax, Inc. (a)	89	8,488
CosmoAM&T Co. Ltd. (a)	75	8,304
Cosmochemical Co. Ltd. (a)	586	16,698
Creative & Innovative System (a)	1,098	8,137
CS Wind Corp.	111	4,483
Daejoo Electronic Materials Co. Ltd.	75	4,652
Danal Co. Ltd. (a)	6,189	15,204
Dear U Co. Ltd. (a)	733	23,385
Delivery Hero SE (a)(c)	43	1,237
Dentium Co. Ltd.	108	8,556
Devsisters Co. Ltd. (a)	815	27,179
Dongkuk CM Co. Ltd. (a)	1,207	6,753
Dongwha Enterprise Co. Ltd. (a)	375	15,646
Dongwon Systems Corp.	127	2,824
Dongwoon Anatech Co. Ltd. (a)	94	1,449
Doosan Fuel Cell Co. Ltd. (a)	515	7,690
Duk San Neolux Co. Ltd. (a)	2,430	76,984
Echo Marketing, Inc.	3,340	26,806
Ecopro BM Co. Ltd.	337	63,184
Ecopro Co. Ltd.	187	124,861
Ecopro HN Co. Ltd.	342	18,045
E-MART, Inc.	113	5,895
EMRO, Inc. (a)	230	11,403
EM-Tech Co. Ltd.	85	3,146
Enchem Co. Ltd. (a)	141	5,966
Enplus Co. Ltd. (a)	2,748	12,382

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Eoflow Co. Ltd. (a)	358	$ 6,500
EV Advanced Material Co. Ltd. (a)	929	2,582
Foosung Co. Ltd.	430	3,260
GC Cell Corp.	1,782	44,108
GemVax & Kael Co. Ltd. (a)	2,226	20,092
GeneOne Life Science, Inc. (a)	2,825	7,401
Genexine, Inc. (a)	1,987	13,017
Geolit Energy Co. Ltd. (a)	3,442	26,247
Han Kuk Carbon Co. Ltd.	970	9,021
Hana Financial Group, Inc.	1,295	40,739
Hanall Biopharma Co. Ltd. (a)	726	17,566
HD Hyundai Electric Co. Ltd.	338	16,682
HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	264	21,716
Hite Jinro Co. Ltd.	891	12,473
HLB Life Science Co. Ltd. (a)	607	4,125
HLB, Inc. (a)	697	15,496
Humasis Co. Ltd. (a)	3,472	6,265
Hwa Shin Co. Ltd.	729	6,921
Hwaseung Enterprise Co. Ltd.	1,034	5,778
HYBE Co. Ltd. (a)	231	40,743
Hydro Lithium, Inc. (a)	564	5,555
Hyosung Heavy Industries Corp. (a)	73	9,197
Hyundai Bioscience Co. Ltd. (a)	460	10,022
Hyundai Mobis Co. Ltd.	903	160,939
Hyundai Motor Co.	1,950	276,156
Hyundai Steel Co.	578	16,298
Hyundai Wia Corp.	137	6,467
Iljin Hysolus Co. Ltd. (a)	2,103	35,221
Insun ENT Co. Ltd. (a)	2,997	17,190
Intekplus Co. Ltd.	672	15,811
Intellian Technologies, Inc.	394	23,972
ISU Chemical Co. Ltd.	211	2,408
ISU Specialty Chemical (a)	25	3,863
IsuPetasys Co. Ltd.	427	8,829
JW Pharmaceutical Corp.	4,625	131,271
JYP Entertainment Corp.	136	11,318
Kakao Corp.	287	9,348
Kangwon Energy Co. Ltd. (a)	565	8,081
KB Financial Group, Inc.	4,779	195,849
KG Dongbusteel	608	3,560
KG Mobility Co. (a)	15,236	97,441
Kia Corp.	969	58,453
KMW Co. Ltd. (a)	230	2,190
Koh Young Technology, Inc.	369	3,385
Kolmar BNH Co. Ltd.	1,261	15,503
KoMiCo Ltd.	159	5,738
Korea Electric Power Corp. ADR (a)	3,821	24,607
Korea Electric Terminal Co. Ltd.	443	16,743
KT&G Corp.	1,420	90,815
Kum Yang Co. Ltd. (a)	643	57,324
Security Description	Shares	Value
Kyung Dong Navien Co. Ltd.	570	$ 18,375
L&C Bio Co. Ltd.	2,258	56,391
L&F Co. Ltd.	126	16,191
Lake Materials Co. Ltd. (a)	1,412	14,702
LegoChem Biosciences, Inc. (a)	152	4,179
LG Chem Ltd. Preference Shares	1,808	418,035
LG Electronics, Inc.	430	32,153
LG H&H Co. Ltd.	244	80,737
Lotte Chemical Corp.	24	2,438
Lotte Tour Development Co. Ltd. (a)	1,061	10,992
Lunit, Inc. (a)	171	22,747
MedPacto, Inc. (a)	3,530	25,584
Medytox, Inc.	57	10,666
MNTech Co. Ltd.	813	10,640
Myoung Shin Industrial Co. Ltd. (a)	740	9,871
Namhae Chemical Corp.	4,609	25,241
Naturecell Co. Ltd. (a)	3,744	21,475
NAVER Corp.	2,574	384,364
Neowiz (a)	286	5,415
NEPES Corp. (a)	250	3,122
Nexon Games Co. Ltd. (a)	2,295	25,783
NEXTIN, Inc.	608	28,206
NHN KCP Corp.	7,577	45,931
NICE Information Service Co. Ltd.	3,206	23,474
NKMax Co. Ltd. (a)	3,413	33,488
OCI Holdings Co. Ltd.	30	2,168
Oscotec, Inc. (a)	997	21,574
Park Systems Corp.	155	18,758
People & Technology, Inc.	242	11,047
PharmaResearch Co. Ltd.	139	13,031
Pharmicell Co. Ltd. (a)	1,098	5,875
Posco DX Co. Ltd.	168	6,748
POSCO Future M Co. Ltd.	187	49,820
POSCO Holdings, Inc. ADR (b)	6,988	716,270
Posco M-Tech Co. Ltd.	336	7,233
Rainbow Robotics (a)	78	9,746
RFHIC Corp.	251	2,833
S&S Tech Corp.	326	10,642
Sam Chun Dang Pharm Co. Ltd. (a)	1,547	88,046
Sam-A Aluminum Co. Ltd.	14	1,058
Samsung C&T Corp.	428	34,128
Samsung Electronics Co. Ltd. GDR	1,950	2,457,000
Samsung Engineering Co. Ltd. (a)	965	21,633
Samsung Fire & Marine Insurance Co. Ltd.	234	45,173
Samsung Heavy Industries Co. Ltd. (a)	3,126	18,162
Samsung SDI Co. Ltd.	106	40,219
Samsung Securities Co. Ltd.	752	20,480

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Sang-A Frontec Co. Ltd.	2,518	$ 37,787
Seegene, Inc.	396	6,265
Seoyon E-Hwa Co. Ltd.	1,617	19,964
Seronics Co. Ltd. (a)	450	9,488
SFA Semicon Co. Ltd. (a)	2,403	8,993
Shin Poong Pharmaceutical Co. Ltd. (a)	1,107	12,634
Shinhan Financial Group Co. Ltd.	4,739	125,025
SK Chemicals Co. Ltd.	115	5,378
SK Hynix, Inc.	7,164	608,945
SK Innovation Co. Ltd. (a)	282	31,097
SK oceanplant Co. Ltd. (a)	1,854	25,253
SK, Inc.	276	29,903
Solus Advanced Materials Co. Ltd.	318	6,870
Soulbrain Co. Ltd.	26	4,422
SPG Co. Ltd.	468	14,150
STCUBE (a)	766	6,835
Sungwoo Hitech Co. Ltd.	1,561	10,631
Taihan Electric Wire Co. Ltd. (a)	379	3,407
TCC Steel	200	7,359
TK Corp.	199	2,653
Tokai Carbon Korea Co. Ltd.	87	6,106
Top Material Co. Ltd. (a)	152	6,105
Value Added Technology Co. Ltd.	441	10,474
Vaxcell-Bio Therapeutics Co. Ltd. (a)	992	20,290
Webzen, Inc.	309	3,059
Wemade Co. Ltd.	944	25,814
Wysiwyg Studios Co. Ltd. (a)	4,001	7,665
Youlchon Chemical Co. Ltd.	423	8,699
Young Poong Paper Manufacturing Co. Ltd.	1,007	35,634
Yunsung F&C Co. Ltd.	11	1,391
Zinus, Inc.	111	1,826
		8,532,669
SPAIN — 0.7%
Acciona SA	4,739	605,602
Acerinox SA	18,693	181,367
ACS Actividades de Construccion y Servicios SA	20,889	753,495
ACS Actividades de Construccion y Servicios SA (a)	917	954
Amadeus IT Group SA	6,241	378,487
Banco Bilbao Vizcaya Argentaria SA (b)	55,645	454,228
Banco Santander SA	133,380	510,990
Distribuidora Internacional de Alimentacion SA (a)	726,002	10,223
Grenergy Renovables SA (a)(b)	227	4,970
Iberdrola SA	64,111	719,162
Security Description	Shares	Value
Industria de Diseno Textil SA	12,390	$ 462,931
Repsol SA	10,700	176,387
Telefonica SA (b)	52,341	214,349
		4,473,145
SWEDEN — 0.8%
Alleima AB	3,649	19,266
Assa Abloy AB Class B	21,102	462,666
Atlas Copco AB Class B	68,189	804,646
Boozt AB (a)(b)(c)	5,996	49,892
Camurus AB (a)	2,446	69,974
Cellavision AB	200	2,828
Epiroc AB Class B	19,640	316,722
Evolution AB (c)	3,392	345,438
Fortnox AB	8,642	46,455
Industrivarden AB Class A	265	7,044
MIPS AB	2,186	74,609
PowerCell Sweden AB (a)(b)	2,483	12,246
Sandvik AB	18,223	338,153
Securitas AB Class B	44,284	353,238
Sedana Medical AB (a)	20	35
Skandinaviska Enskilda Banken AB Class A	43,045	517,648
Skanska AB Class B	18,634	308,731
SKF AB Class B	13,252	222,184
Stillfront Group AB (a)	18,232	26,842
Svenska Handelsbanken AB Class A	17,418	156,413
Tele2 AB Class B	13,023	100,308
Telefonaktiebolaget LM Ericsson Class B (b)	34,811	170,880
Telia Co. AB	29,954	62,228
Volvo AB Class A	23,053	482,525
Xvivo Perfusion AB (a)	546	13,795
		4,964,766
SWITZERLAND — 1.5%
ABB Ltd.	25,903	928,748
Accelleron Industries AG	1,281	33,355
Adecco Group AG	5,037	207,911
Alcon, Inc.	3,409	264,358
Basilea Pharmaceutica AG (a)	646	28,953
Cie Financiere Richemont SA Class A	7,002	857,263
DSM-Firmenich AG	6,494	550,936
Geberit AG	1,945	975,902
Givaudan SA	243	795,302
Gurit Holding AG Class BR (a)(b)	180	18,279
Kuehne & Nagel International AG	2,333	665,624
Meyer Burger Technology AG (a)(b)	20,606	8,357
Novartis AG	16,694	1,713,015
Sensirion Holding AG (a)(c)	328	26,317
SGS SA	6,050	509,369

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Swatch Group AG Bearer Shares	735	$ 189,133
UBS Group AG	41,236	1,022,786
Vetropack Holding AG	87	3,847
Zurich Insurance Group AG	1,205	553,367
		9,352,822
TAIWAN — 1.7%
Actron Technology Corp.	3,246	16,793
Adimmune Corp. (a)	16,000	16,902
Advanced Energy Solution Holding Co. Ltd.	1,000	19,795
Advanced Wireless Semiconductor Co. (a)	3,000	9,991
Alchip Technologies Ltd.	3,000	249,996
Allied Supreme Corp.	1,000	9,077
Amazing Microelectronic Corp.	8,322	27,714
Andes Technology Corp.	4,000	49,070
AP Memory Technology Corp.	4,000	47,459
Asia Pacific Telecom Co. Ltd. (a)	80,000	15,861
AUO Corp. ADR	41,958	218,182
AURAS Technology Co. Ltd.	2,000	19,764
Bank of Kaohsiung Co. Ltd. (a)	439,097	163,231
Bizlink Holding, Inc.	1,034	8,649
Career Technology MFG. Co. Ltd.	12,729	8,577
Century Iron & Steel Industrial Co. Ltd.	4,000	22,428
Chailease Holding Co. Ltd.	4,080	22,877
Channel Well Technology Co. Ltd.	8,000	19,157
Charoen Pokphand Enterprise	5,500	16,033
Chief Telecom, Inc.	3,300	36,189
China General Plastics Corp.	26,000	20,055
China Motor Corp.	11,000	33,224
Chun Yuan Steel Industry Co. Ltd.	20,000	10,502
Chung Hwa Pulp Corp.	14,000	9,802
Chunghwa Telecom Co. Ltd. ADR	16,849	605,553
Co.-Tech Development Corp.	12,000	22,974
CTBC Financial Holding Co. Ltd.	165,000	125,230
Darfon Electronics Corp.	8,000	10,694
E Ink Holdings, Inc.	4,000	22,242
EirGenix, Inc. (a)	16,000	48,326
Elite Semiconductor Microelectronics Technology, Inc.	11,000	26,409
Episil Technologies, Inc.	17,090	38,224
Episil-Precision, Inc.	2,017	3,562
Ever Supreme Bio Technology Co. Ltd.	7,147	44,281
Evergreen Marine Corp. Taiwan Ltd.	1,600	5,750
Everlight Chemical Industrial Corp.	60,000	35,966
Security Description	Shares	Value
Faraday Technology Corp.	12,000	$ 113,753
Fitipower Integrated Technology, Inc.	10,629	91,208
FocalTech Systems Co. Ltd.	28,000	65,575
Formosa Chemicals & Fibre Corp.	11,000	20,957
Formosa Plastics Corp.	14,000	34,609
Fulgent Sun International Holding Co. Ltd.	5,000	18,432
Genius Electronic Optical Co. Ltd.	1,079	12,301
Global PMX Co. Ltd.	1,000	4,213
Global Unichip Corp.	1,000	42,286
Globalwafers Co. Ltd.	1,000	14,049
Gold Circuit Electronics Ltd.	47,800	325,029
Gudeng Precision Industrial Co. Ltd.	1,000	10,657
Hon Hai Precision Industry Co. Ltd. GDR	98,129	625,082
International Games System Co. Ltd. Class C	8,000	161,584
Jentech Precision Industrial Co. Ltd.	3,299	63,669
Johnson Health Tech Co. Ltd.	9,000	20,966
Kaori Heat Treatment Co. Ltd.	2,000	18,370
Kinsus Interconnect Technology Corp.	8,000	26,889
KMC Kuei Meng International, Inc.	7,000	27,974
Kung Long Batteries Industrial Co. Ltd.	15,000	61,105
L&K Engineering Co. Ltd.	4,000	14,560
LandMark Optoelectronics Corp.	4,000	14,498
Lotus Pharmaceutical Co. Ltd.	3,000	22,165
M31 Technology Corp.	1,100	27,295
MediaTek, Inc.	5,000	113,846
Medigen Vaccine Biologics Corp. (a)	21,303	48,043
Microbio Co. Ltd.	5,275	7,893
Nan Ya Plastics Corp.	16,000	33,011
Nuvoton Technology Corp.	17,000	65,829
O-Bank Co. Ltd.	19,000	5,597
OBI Pharma, Inc. (a)	37,000	93,415
Oneness Biotech Co. Ltd.	1,137	6,146
Orient Semiconductor Electronics Ltd.	5,000	6,505
Oriental Union Chemical Corp.	18,000	10,650
Pan Jit International, Inc.	24,500	48,574
Pegavision Corp.	1,085	13,075
Pharmally International Holding Co. Ltd. (a)(d)	1,282	—
Phihong Technology Co. Ltd. (a)	15,000	27,369
Polaris Group (a)	8,000	19,702
Quang Viet Enterprise Co. Ltd.	10,000	34,851
Quanta Computer, Inc.	2,000	14,839

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
RDC Semiconductor Co. Ltd.	5,150	$ 16,831
RichWave Technology Corp. (a)	17,042	76,287
San Fu Chemical Co. Ltd.	10,000	41,821
Sanyang Motor Co. Ltd.	40,000	96,281
SDI Corp.	8,000	26,394
Sensortek Technology Corp.	1,000	11,865
Shihlin Paper Corp. (a)	20,000	34,448
Shinfox Energy Co. Ltd.	26,000	89,001
Shiny Chemical Industrial Co. Ltd.	1,000	4,043
Sincere Navigation Corp.	82,000	60,330
Speed Tech Corp.	40,000	65,303
Sporton International, Inc.	11,760	91,987
Sunonwealth Electric Machine Industry Co. Ltd.	1,000	3,609
Sunplus Technology Co. Ltd.	3,000	2,700
T3EX Global Holdings Corp.	1,000	2,385
Ta Ya Electric Wire & Cable	4,000	4,764
TaiDoc Technology Corp.	1,000	4,616
Taigen Biopharmaceuticals Holdings Ltd. (a)	84,000	37,602
TaiMed Biologics, Inc. (a)	8,000	21,883
Taiwan Cogeneration Corp.	18,056	23,129
Taiwan Mask Corp.	22,000	45,935
Taiwan Semiconductor Co. Ltd.	40,000	105,946
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	44,026	3,825,859
Taiwan Surface Mounting Technology Corp.	3,000	8,550
Taiwan Union Technology Corp.	2,000	8,426
TCI Co. Ltd.	459	2,567
Thinking Electronic Industrial Co. Ltd.	1,000	4,523
Topkey Corp.	4,000	20,632
TSEC Corp.	26,270	23,071
Tung Thih Electronic Co. Ltd.	3,000	12,174
Unimicron Technology Corp.	2,000	10,749
Union Bank of Taiwan	42,000	17,305
United Integrated Services Co. Ltd.	7,000	49,333
United Microelectronics Corp. ADR (b)	65,888	465,169
United Renewable Energy Co. Ltd.	639,879	292,381
Universal Vision Biotechnology Co. Ltd.	4,452	46,340
VIA Labs, Inc.	1,000	6,351
Via Technologies, Inc.	2,000	7,342
Visual Photonics Epitaxy Co. Ltd.	2,000	9,170
Vivotek, Inc.	8,000	38,165
Voltronic Power Technology Corp.	1,000	49,101
Wafer Works Corp.	13,229	18,032
Waffer Technology Corp.	8,000	36,431
Security Description	Shares	Value
Win Semiconductors Corp.	2,000	$ 7,992
XinTec, Inc.	15,000	54,599
Xxentria Technology Materials Corp.	15,000	35,222
Yageo Corp.	318	5,172
Yulon Motor Co. Ltd.	16,896	43,443
		10,412,369
THAILAND — 0.3%
Absolute Clean Energy PCL (a)	2,338,900	102,773
Asia Sermkij Leasing PCL	18,800	11,410
Aurora Design PCL	88,000	42,776
B Grimm Power PCL	68,500	54,085
Bangkok Airways PCL (a)	17,900	7,669
Bangkok Aviation Fuel Services PCL	24,700	18,824
Banpu Power PCL	88,200	33,185
BCPG PCL	159,500	42,051
BEC World PCL	216,400	40,412
Beyond Securities PCL (a)	62,400	11,225
Carabao Group PCL Class F	21,200	47,742
CK Power PCL	407,300	36,465
CP ALL PCL NVDR	47,400	78,756
Delta Electronics Thailand PCL	33,400	75,904
Dhipaya Group Holdings PCL	2,900	2,967
Ditto Thailand PCL	33,460	25,040
Dynasty Ceramic PCL	1,806,600	84,345
Eastern Polymer Group PCL Class F	193,900	35,146
Energy Absolute PCL	21,205	29,700
Erawan Group PCL (a)	264,100	39,892
Esso Thailand PCL	37,768	10,269
Forth Corp. PCL	7,700	6,132
Global Power Synergy PCL Class F	21,700	26,669
Gunkul Engineering PCL	484,800	41,540
Hana Microelectronics PCL	13,000	21,243
Ichitan Group PCL	87,800	40,509
Jasmine International PCL (a)	251,400	14,361
Muangthai Capital PCL	8,800	8,700
Nex Point Parts PCL (a)	79,500	24,671
One Enterprise Public Co. Ltd.	42,100	4,787
Osotspa PCL	44,800	30,759
Plan B Media Pcl Class F	220,700	49,398
Prima Marine PCL	143,800	27,052
PSG Corp. PCL (a)	1,282,700	28,182
PTT PCL	122,500	112,702
R&B Food Supply PCL	33,900	9,869
Ratchthani Leasing PCL	248,800	20,772
Regional Container Lines PCL	30,700	18,380
RS PCL	203,360	81,539
Sabuy Technology PCL	86,280	16,350
Sappe PCL	10,000	22,382
SCB X PCL NVDR	9,400	26,461
SISB PCL	35,800	30,724
SPCG PCL	39,100	13,208
Srinanaporn Marketing PCL	33,900	19,365

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Star Petroleum Refining PCL	32,700	$ 8,172
Super Energy Corp. PCL (a)	5,274,100	68,076
Thaicom PCL	70,100	27,145
TOA Paint Thailand PCL	4,400	2,767
TQM Alpha PCL NVDR	44,400	40,849
VGI PCL	170,200	11,031
		1,684,431
TURKEY — 0.1%
Akbank TAS	57,609	70,312
Eldorado Gold Corp. (a)(b)	4,794	42,976
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	19,279	5,682
Koza Anadolu Metal Madencilik Isletmeleri AS (a)	11,330	27,276
Migros Ticaret AS	9,203	122,595
Nuh Cimento Sanayi AS	9,268	121,027
Oyak Cimento Fabrikalari AS (a)	10,066	29,374
Turkiye Is Bankasi AS Class C	94,500	88,726
Vestel Elektronik Sanayi ve Ticaret AS (a)	12,851	29,719
		537,687
UNITED ARAB EMIRATES — 0.2%
Abu Dhabi Commercial Bank PJSC	17,646	41,556
Abu Dhabi Islamic Bank PJSC	8,887	27,244
Agthia Group PJSC	6,886	8,793
Ajman Bank PJSC (a)	397,914	244,833
Al Waha Capital PJSC	42,498	19,207
AL Yah Satellite Communications Co-PJSC-Yah Sat	23,722	17,308
Amanat Holdings PJSC	462,974	132,349
Aramex PJSC	72,705	42,557
Dana Gas PJSC	217,872	52,258
Emirates Telecommunications Group Co. PJSC	2,619	14,574
First Abu Dhabi Bank PJSC	9,189	34,024
Gulf Navigation Holding PJSC (a)	26,129	52,641
Multiply Group PJSC (a)	15,333	16,698
National Central Cooling Co. PJSC	60,723	59,515
Network International Holdings PLC (a)(c)	35,187	167,581
Ras Al Khaimah Ceramics	2,847	2,015
Sharjah Islamic Bank	90,235	58,469
Taaleem Holdings PJSC (a)	72,119	77,950
		1,069,572
UNITED KINGDOM — 3.1%
3i Group PLC	40,033	1,012,915
abrdn PLC	94,168	179,014
Alphawave IP Group PLC (a)	2,925	4,077
Anglogold Ashanti PLC	4,903	79,304
AO World PLC (a)	19,878	20,720
Security Description	Shares	Value
Aston Martin Lagonda Global Holdings PLC (a)(c)	4,691	$ 16,364
AstraZeneca PLC	10,632	1,440,694
AstraZeneca PLC ADR	9,517	644,491
BAE Systems PLC	57,087	695,242
Barclays PLC	156,000	302,631
boohoo Group PLC (a)(b)	5,277	2,034
BP PLC	139,480	904,667
British American Tobacco PLC	10,579	332,747
British Land Co. PLC REIT	40,914	158,252
BT Group PLC (b)	78,382	111,646
Burberry Group PLC	10,168	236,855
Capita PLC (a)	14,774	3,069
Central Asia Metals PLC	35,359	81,136
Ceres Power Holdings PLC (a)(b)	8,300	31,810
CK Hutchison Holdings Ltd.	69,920	374,068
CMC Markets PLC (c)	10,809	13,879
CNH Industrial NV	8,797	107,481
Compass Group PLC	27,810	678,870
Craneware PLC	148	2,710
Diageo PLC	17,418	645,014
Eurasia Mining PLC (a)	1,119	38
Greatland Gold PLC (a)(b)	72,007	5,625
Hammerson PLC REIT (b)	366,306	112,578
HSBC Holdings PLC	167,167	1,315,826
Imperial Brands PLC	6,016	122,405
Indivior PLC (a)	1,122	24,363
InterContinental Hotels Group PLC	12,271	909,725
ITM Power PLC (a)(b)	10,832	9,971
J Sainsbury PLC	47,183	145,585
Land Securities Group PLC REIT	26,444	190,365
Learning Technologies Group PLC	30,052	23,530
Liberty Global PLC Class C (a)(b)	10,319	191,521
Lloyds Banking Group PLC	554,688	300,396
M&G PLC	28,101	67,671
Marks & Spencer Group PLC (a)	63,263	182,692
National Grid PLC	13,012	155,642
Next PLC	4,652	414,267
Pearson PLC	6,502	68,916
Quilter PLC (c)	23,682	24,786
Reckitt Benckiser Group PLC	5,141	363,565
RELX PLC (f)	11,287	382,294
RELX PLC (f)	33,357	1,131,901
Rolls-Royce Holdings PLC (a)	90,645	244,396
Sage Group PLC	9,083	109,643
Serica Energy PLC	47,326	143,716
Severn Trent PLC	15,972	461,048
Silence Therapeutics PLC (a)(d)	2	—
Smith & Nephew PLC	29,048	362,700
Smiths Group PLC	22,313	441,057

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Soho House & Co., Inc. (a)	3,289	$ 22,793
SSE PLC	15,667	307,870
Standard Chartered PLC	31,246	289,081
Team17 Group PLC (a)	3,617	11,699
TechnipFMC PLC	7,336	149,214
Tesco PLC	59,740	192,643
Unilever PLC (f)	9,931	492,366
Unilever PLC (f)	2	99
United Utilities Group PLC	28,482	329,629
Virgin Money U.K. PLC CDI	888	1,811
Vodafone Group PLC	211,819	198,607
Warehouse Reit PLC (b)	36,550	36,626
Whitbread PLC	20,146	851,770
WPP PLC	22,072	197,470
		19,067,590
UNITED STATES — 62.4%
10X Genomics, Inc. Class A (a)	1,265	52,181
1-800-Flowers.com, Inc. Class A (a)	203	1,421
23andMe Holding Co. Class A (a)(b)	9,118	8,915
2seventy bio, Inc. (a)(b)	1,667	6,535
2U, Inc. (a)(b)	2,206	5,449
3D Systems Corp. (a)	7,916	38,868
3M Co.	6,243	584,470
4D Molecular Therapeutics, Inc. (a)	1,049	13,354
89bio, Inc. (a)	1,000	15,440
8x8, Inc. (a)	5,835	14,704
A10 Networks, Inc.	747	11,227
AAON, Inc.	609	34,634
Abbott Laboratories	24,401	2,363,237
AbbVie, Inc.	17,447	2,600,650
Abercrombie & Fitch Co. Class A (a)	100	5,637
Accel Entertainment, Inc. (a)	10,659	116,716
Accenture PLC Class A	6,372	1,956,905
Accolade, Inc. (a)	3,436	36,353
ACM Research, Inc. Class A (a)	2,199	39,813
Activision Blizzard, Inc.	3,380	316,469
ACV Auctions, Inc. Class A (a)	1,438	21,829
Adaptive Biotechnologies Corp. (a)	4,185	22,808
Addus HomeCare Corp. (a)	100	8,519
Adient PLC (a)	885	32,480
ADMA Biologics, Inc. (a)	8,996	32,206
Adobe, Inc. (a)	5,286	2,695,331
Advanced Micro Devices, Inc. (a)	12,766	1,312,600
Aehr Test Systems (a)(b)	1,213	55,434
AES Corp.	3,723	56,590
Affiliated Managers Group, Inc.	183	23,852
Affirm Holdings, Inc. (a)(b)	2,514	53,473
Aflac, Inc.	24,225	1,859,269
Agenus, Inc. (a)	21,491	24,285
Security Description	Shares	Value
Agilent Technologies, Inc.	12,268	$ 1,371,808
agilon health, Inc. (a)(b)	416	7,388
Agilysys, Inc. (a)	1,065	70,460
AGNC Investment Corp. REIT (b)	5,855	55,271
Airbnb, Inc. Class A (a)	2,562	351,532
Akero Therapeutics, Inc. (a)	2,884	145,873
Albemarle Corp.	738	125,490
Alcoa Corp.	342	9,939
Aldeyra Therapeutics, Inc. (a)	2,125	14,195
Alector, Inc. (a)	213	1,380
Alexander & Baldwin, Inc. REIT	2,713	45,388
Align Technology, Inc. (a)	241	73,582
Alignment Healthcare, Inc. (a)	1,250	8,675
Alkami Technology, Inc. (a)	1,205	21,955
Allegion PLC	2,100	218,820
Allient, Inc.	466	14,409
Allovir, Inc. (a)(b)	4,115	8,847
Allstate Corp.	8,500	946,985
Ally Financial, Inc.	3,234	86,283
Alnylam Pharmaceuticals, Inc. (a)	241	42,681
Alpha & Omega Semiconductor Ltd. (a)	342	10,205
Alpha Metallurgical Resources, Inc.	148	38,440
Alphabet, Inc. Class A (a)	51,023	6,676,870
Alphabet, Inc. Class C (a)	52,077	6,866,352
Alphatec Holdings, Inc. (a)	1,307	16,952
Alta Equipment Group, Inc.	1,130	13,628
Altria Group, Inc.	12,768	536,894
Altus Power, Inc. (a)	7,846	41,192
A-Mark Precious Metals, Inc. (b)	383	11,233
Amazon.com, Inc. (a)	83,523	10,617,444
AMC Entertainment Holdings, Inc. Class A (a)(b)	1,050	8,390
Amcor PLC CDI	18,451	169,693
Ameresco, Inc. Class A (a)(b)	183	7,056
American Electric Power Co., Inc.	12,768	960,409
American Express Co.	9,873	1,472,953
American Tower Corp. REIT	6,372	1,047,875
American Well Corp. Class A (a)	8,404	9,833
America's Car-Mart, Inc. (a)	466	42,401
Amgen, Inc.	6,116	1,643,736
Amplitude, Inc. Class A (a)	1,949	22,550
Analog Devices, Inc.	6,125	1,072,426
Annaly Capital Management, Inc. REIT	2,966	55,790
Antero Resources Corp. (a)	583	14,797
Anywhere Real Estate, Inc. (a)	406	2,611
APA Corp.	2,821	115,943
Apartment Investment & Management Co. Class A, REIT (a)	14,831	100,851

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Apellis Pharmaceuticals, Inc. (a)	308	$ 11,716
Apollo Medical Holdings, Inc. (a)	87	2,684
Appfolio, Inc. Class A (a)	101	18,446
Appian Corp. Class A (a)	239	10,901
Apple, Inc.	140,664	24,083,083
Applied Digital Corp. (a)	1,924	12,006
Applied Materials, Inc.	12,708	1,759,423
AppLovin Corp. Class A (a)	708	28,292
Aptiv PLC (a)	100	9,859
Arbor Realty Trust, Inc. REIT (b)	6,259	95,012
Archer Aviation, Inc. Class A (a)(b)	1,824	9,229
Archer-Daniels-Midland Co.	11,796	889,654
Arcturus Therapeutics Holdings, Inc. (a)	1,108	28,309
Arcus Biosciences, Inc. (a)	3,644	65,410
Arcutis Biotherapeutics, Inc. (a)(b)	482	2,559
Ardelyx, Inc. (a)	2,796	11,408
Ares Commercial Real Estate Corp. REIT (b)	26,684	254,032
Arista Networks, Inc. (a)	1,000	183,930
Armada Hoffler Properties, Inc. REIT	13,338	136,581
ARMOUR Residential REIT, Inc. (b)	5,132	21,811
Array Technologies, Inc. (a)	2,717	60,290
Arrowhead Pharmaceuticals, Inc. (a)	3,815	102,509
Arvinas, Inc. (a)	1,123	22,056
Asana, Inc. Class A (a)	1,686	30,871
Aspen Aerogels, Inc. (a)(b)	1,729	14,869
Astronics Corp. (a)	609	9,659
AT&T, Inc.	73,763	1,107,920
Atkore, Inc. (a)	283	42,221
Atlanticus Holdings Corp. (a)	2,678	81,170
Atlassian Corp. Class A (a)	916	184,583
Aurora Innovation, Inc. (a)(b)	4,350	10,223
Autodesk, Inc. (a)	241	49,865
Automatic Data Processing, Inc.	6,372	1,532,976
Avanos Medical, Inc. (a)	820	16,580
AvePoint, Inc. (a)(b)	6,507	43,727
Avidity Biosciences, Inc. (a)	1,517	9,678
AvidXchange Holdings, Inc. (a)	4,278	40,555
Avis Budget Group, Inc. (a)	100	17,969
Axcelis Technologies, Inc. (a)	308	50,219
Axon Enterprise, Inc. (a)	774	154,018
Axonics, Inc. (a)	2,920	163,870
Axsome Therapeutics, Inc. (a)(b)	257	17,962
AZEK Co., Inc. (a)	2,430	72,268
Babcock & Wilcox Enterprises, Inc. (a)	6,829	28,750
Security Description	Shares	Value
Baker Hughes Co.	5,142	$ 181,615
Bancorp, Inc. (a)	4,396	151,662
Bandwidth, Inc. Class A (a)	2,401	27,059
Bank of America Corp.	89,996	2,464,090
Bank of New York Mellon Corp.	19,368	826,045
Bath & Body Works, Inc.	1,859	62,834
Baxter International, Inc.	12,375	467,032
Beam Therapeutics, Inc. (a)	257	6,181
Beauty Health Co. (a)(b)	1,847	11,119
Beazer Homes USA, Inc. (a)	2,024	50,418
Becton Dickinson & Co.	5,644	1,459,143
BellRing Brands, Inc. (a)	302	12,451
Berkshire Hathaway, Inc. Class B (a)	12,386	4,338,816
Beyond Meat, Inc. (a)(b)	303	2,915
BigCommerce Holdings, Inc. Class 1 (a)	949	9,367
Bill Holdings, Inc. (a)	702	76,216
BioCryst Pharmaceuticals, Inc. (a)	6,286	44,505
Biogen, Inc. (a)	3,352	861,498
Biohaven Ltd. (a)	550	14,306
BioLife Solutions, Inc. (a)	1,898	26,211
Bioxcel Therapeutics, Inc. (a)(b)	2,162	5,470
BJ's Restaurants, Inc. (a)	1,025	24,047
BlackRock, Inc.	593	383,369
Blackstone, Inc.	2,694	288,635
Blink Charging Co. (a)(b)	13,545	41,448
Block, Inc. CDI (a)(f)	1,044	46,553
Block, Inc. (a)(f)	2,981	131,939
Bloom Energy Corp. Class A (a)(b)	2,680	35,537
Blue Bird Corp. (a)	809	17,272
BlueLinx Holdings, Inc. (a)	183	15,022
Boeing Co. (a)	5,280	1,012,070
Booking Holdings, Inc. (a)	487	1,501,884
Boot Barn Holdings, Inc. (a)	203	16,482
Boston Beer Co., Inc. Class A (a)	101	39,343
Boston Omaha Corp. Class A (a)	241	3,950
Braze, Inc. Class A (a)	662	30,935
Bridgebio Pharma, Inc. (a)	3,768	99,362
Brighthouse Financial, Inc. (a)	1,614	78,989
BrightSpire Capital, Inc. REIT	40,602	254,169
Bristol-Myers Squibb Co.	19,382	1,124,931
Broadcom, Inc.	4,444	3,691,098
Builders FirstSource, Inc. (a)	609	75,814
Bumble, Inc. Class A (a)	300	4,476
Burlington Stores, Inc. (a)	100	13,530
Butterfly Network, Inc. (a)(b)	10,670	12,591
C3.ai, Inc. Class A (a)(b)	1,123	28,659
Cabaletta Bio, Inc. (a)	203	3,090
Cadence Design Systems, Inc. (a)	450	105,435
Caesars Entertainment, Inc. (a)	1,549	71,796

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Calix, Inc. (a)	283	$ 12,973
Callon Petroleum Co. (a)	441	17,252
Cambium Networks Corp. (a)	708	5,190
Cano Health, Inc. (a)(b)	964	244
Canoo, Inc. (a)(b)	46,400	22,736
Cantaloupe, Inc. (a)	3,545	22,156
Capital City Bank Group, Inc.	624	18,614
Capital One Financial Corp.	6,372	618,403
CareDx, Inc. (a)	469	3,283
Carnival Corp. (a)	6,372	87,424
Carnival PLC (a)	1,530	18,630
Carrier Global Corp.	6,372	351,734
Cars.com, Inc. (a)	1,995	33,636
Carvana Co. (a)	1,057	44,373
Cass Information Systems, Inc.	624	23,244
Cassava Sciences, Inc. (a)(b)	303	5,042
Castle Biosciences, Inc. (a)	891	15,049
Catalyst Pharmaceuticals, Inc. (a)	3,548	41,476
Caterpillar, Inc.	6,372	1,739,556
Celldex Therapeutics, Inc. (a)	1,916	52,728
Celsius Holdings, Inc. (a)	583	100,043
Centene Corp. (a)	283	19,493
Centrus Energy Corp. Class A (a)	514	29,175
Century Aluminum Co. (a)	2,414	17,357
Century Communities, Inc.	807	53,891
Cerence, Inc. (a)	709	14,442
Certara, Inc. (a)	1,629	23,686
Cerus Corp. (a)	4,396	7,122
CEVA, Inc. (a)	221	4,285
CF Industries Holdings, Inc.	1,928	165,307
CH Robinson Worldwide, Inc.	6,372	548,820
ChampionX Corp.	5,370	191,279
ChargePoint Holdings, Inc. (a)(b)	5,503	27,350
Charles Schwab Corp.	17,066	936,923
Charter Communications, Inc. Class A (a)	2,363	1,039,295
Chatham Lodging Trust REIT	8,465	81,010
Chefs' Warehouse, Inc. (a)	336	7,116
Chemours Co.	1,608	45,104
Chevron Corp.	17,492	2,949,501
Chubb Ltd.	8,470	1,763,285
Church & Dwight Co., Inc.	5,297	485,364
Cigna Group	1,868	534,379
Cipher Mining, Inc. (a)(b)	2,836	6,608
CIRCOR International, Inc. (a)	789	43,987
Cisco Systems, Inc.	58,534	3,146,788
Citigroup, Inc.	29,974	1,232,831
Citizens Financial Group, Inc.	3,716	99,589
Clean Energy Fuels Corp. (a)	19,563	74,926
Cleanspark, Inc. (a)	2,836	10,805
Clear Channel Outdoor Holdings, Inc. (a)(b)	26,244	41,466
Clear Secure, Inc. Class A (b)	482	9,177
Security Description	Shares	Value
Cleveland-Cliffs, Inc. (a)	1,004	$ 15,693
Clorox Co.	5,786	758,313
Cloudflare, Inc. Class A (a)	2,630	165,795
Clover Health Investments Corp. (a)	15,210	16,427
Coastal Financial Corp. (a)	308	13,216
Coca-Cola Co.	25,362	1,419,765
Coeur Mining, Inc. (a)	6,125	13,598
Cognizant Technology Solutions Corp. Class A	12,851	870,527
Coherent Corp. (a)	100	3,264
Coherus Biosciences, Inc. (a)	1,117	4,178
Coinbase Global, Inc. Class A (a)	1,529	114,797
Colgate-Palmolive Co.	10,693	760,379
Collegium Pharmaceutical, Inc. (a)	1,695	37,883
Comcast Corp. Class A	32,694	1,449,652
Community Health Systems, Inc. (a)	9,120	26,448
Community Healthcare Trust, Inc. REIT	8,232	244,490
Compass, Inc. Class A (a)	6,920	20,068
Computer Programs & Systems, Inc. (a)	249	3,969
Conagra Brands, Inc.	12,768	350,099
Conduent, Inc. (a)	1,924	6,696
Confluent, Inc. Class A (a)	506	14,983
ConocoPhillips	12,768	1,529,606
CONSOL Energy, Inc.	101	10,596
Constellation Energy Corp.	4,270	465,772
Corning, Inc.	24,443	744,778
Corsair Gaming, Inc. (a)	932	13,542
Corteva, Inc.	10,176	520,604
CoStar Group, Inc. (a)	383	29,449
Costco Wholesale Corp.	5,407	3,054,739
Coty, Inc. Class A (a)	991	10,871
Couchbase, Inc. (a)	2,258	38,747
Covenant Logistics Group, Inc.	183	8,025
CRH PLC	10,319	572,058
Cricut, Inc. Class A (b)	406	3,772
Crocs, Inc. (a)	516	45,527
Crowdstrike Holdings, Inc. Class A (a)	2,014	337,103
CryoPort, Inc. (a)(b)	1,697	23,266
CS Disco, Inc. (a)	1,037	6,886
CSL Ltd.	6,717	1,087,256
CSX Corp.	42,334	1,301,770
Cullinan Oncology, Inc. (a)	180	1,629
Cummins, Inc.	6,131	1,400,688
CVS Health Corp.	18,544	1,294,742
Cymabay Therapeutics, Inc. (a)(b)	4,652	69,361
Cytek Biosciences, Inc. (a)	1,037	5,724
Cytokinetics, Inc. (a)	329	9,692
Dana, Inc.	303	4,445
Danaher Corp.	9,924	2,462,144

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Datadog, Inc. Class A (a)	1,546	$ 140,825
Dave & Buster's Entertainment, Inc. (a)	2,827	104,797
Deciphera Pharmaceuticals, Inc. (a)	4,135	52,597
Deere & Co.	3,602	1,359,323
Definitive Healthcare Corp. (a)	1,442	11,522
Dell Technologies, Inc. Class C	1,353	93,222
Denny's Corp. (a)	576	4,879
Designer Brands, Inc. Class A (b)	1,995	25,257
Desktop Metal, Inc. Class A (a)	9,554	13,949
Devon Energy Corp.	2,821	134,562
Dexcom, Inc. (a)	1,745	162,808
DiamondRock Hospitality Co. REIT	3,928	31,542
Digi International, Inc. (a)	383	10,341
Digimarc Corp. (a)(b)	1,115	36,226
Digital Realty Trust, Inc. REIT	303	36,669
Digital Turbine, Inc. (a)	5,656	34,219
DigitalOcean Holdings, Inc. (a)(b)	257	6,176
Dine Brands Global, Inc.	663	32,785
Discover Financial Services	9,175	794,830
Diversified Healthcare Trust REIT	2,330	4,520
DocuSign, Inc. (a)	1,045	43,890
Dollar Tree, Inc. (a)	4,741	504,679
Domo, Inc. Class B (a)	1,591	15,608
DoorDash, Inc. Class A (a)	1,183	94,013
Dow, Inc.	10,325	532,357
Doximity, Inc. Class A (a)	1,191	25,273
DR Horton, Inc.	100	10,747
DraftKings, Inc. Class A (a)	4,029	118,614
Dream Finders Homes, Inc. Class A (a)(b)	709	15,761
Ducommun, Inc. (a)	406	17,665
Duke Energy Corp.	6,975	615,613
DuPont de Nemours, Inc.	7,447	555,472
Dutch Bros, Inc. Class A (a)(b)	236	5,487
DXC Technology Co. (a)	2,099	43,722
Dynavax Technologies Corp. (a)	7,710	113,877
Dyne Therapeutics, Inc. (a)	3,965	35,526
Dynex Capital, Inc. REIT	20,791	248,245
Eagle Bulk Shipping, Inc.	183	7,691
Easterly Government Properties, Inc. REIT	36,089	412,497
Eaton Corp. PLC	5,125	1,093,060
eBay, Inc.	13,008	573,523
Ebix, Inc.	810	8,003
Ecolab, Inc.	4,384	742,650
Edison International	11,055	699,671
Editas Medicine, Inc. (a)	784	6,115
El Pollo Loco Holdings, Inc.	175	1,566
Elanco Animal Health, Inc. (a)	2,684	30,168
Elastic NV (a)	101	8,205
Security Description	Shares	Value
Electronic Arts, Inc.	241	$ 29,016
Elevance Health, Inc.	3,501	1,524,405
elf Beauty, Inc. (a)	208	22,845
Eli Lilly & Co.	7,705	4,138,587
Ellington Financial, Inc. REIT (b)	4,663	58,148
Embecta Corp.	1,140	17,157
Emerson Electric Co.	12,768	1,233,006
Encore Wire Corp.	100	18,246
Energy Fuels, Inc. (a)(b)	1,972	16,278
EnerSys	749	70,908
Enfusion, Inc. Class A (a)(b)	2,993	26,847
Enliven Therapeutics, Inc. (a)(b)	325	4,440
Enova International, Inc. (a)	183	9,309
Enovix Corp. (a)(b)	2,229	27,974
Enphase Energy, Inc. (a)	954	114,623
Entravision Communications Corp. Class A	1,315	4,800
Enviri Corp. (a)	1,621	11,704
EOG Resources, Inc.	9,278	1,176,079
EPAM Systems, Inc. (a)	397	101,509
EQRx, Inc. (a)	4,069	9,033
EQT Corp.	824	33,438
Equinix, Inc. REIT	383	278,158
Equity Residential REIT	6,372	374,100
Erasca, Inc. (a)	482	950
Essential Properties Realty Trust, Inc. REIT	3,191	69,021
Estee Lauder Cos., Inc. Class A	5,408	781,726
Etsy, Inc. (a)	488	31,515
Eventbrite, Inc. Class A (a)	3,003	29,610
Everbridge, Inc. (a)	865	19,393
Everi Holdings, Inc. (a)	2,585	34,174
EVgo, Inc. (a)(b)	3,000	10,140
Evolent Health, Inc. Class A (a)	1,633	44,467
Evolv Technologies Holdings, Inc. (a)	10,007	48,634
Exact Sciences Corp. (a)	1,142	77,907
Exelon Corp.	12,768	482,503
eXp World Holdings, Inc. (b)	1,971	32,009
Expedia Group, Inc. (a)	472	48,649
Expensify, Inc. Class A (a)	1,442	4,687
Experian PLC	23,765	780,561
Expro Group Holdings NV (a)	759	17,632
Extreme Networks, Inc. (a)	2,247	54,400
Exxon Mobil Corp.	35,322	4,153,161
Fair Isaac Corp. (a)	100	86,853
FARO Technologies, Inc. (a)	1,315	20,027
Fastenal Co.	12,868	703,108
Fastly, Inc. Class A (a)	1,592	30,519
Fate Therapeutics, Inc. (a)	825	1,749
FB Financial Corp.	1,054	29,891
FedEx Corp.	4,820	1,276,914
Ferguson PLC	5,138	850,686

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Fidelity National Information Services, Inc.	964	$ 53,280
Figs, Inc. Class A (a)(b)	771	4,549
First Solar, Inc. (a)	624	100,832
FirstEnergy Corp.	12,768	436,410
Fiserv, Inc. (a)	1,770	199,939
Fisker, Inc. (a)(b)	7,686	49,344
Five Star Bancorp	183	3,671
Five9, Inc. (a)	303	19,483
Fiverr International Ltd. (a)	43	1,052
Fluence Energy, Inc. (a)(b)	1,662	38,209
Flywire Corp. (a)	1,941	61,898
Ford Motor Co.	50,047	621,584
Forrester Research, Inc. (a)	100	2,890
Fortinet, Inc. (a)	2,410	141,419
Fortive Corp.	6,255	463,871
Fox Corp. Class A	9,069	282,953
Franklin BSP Realty Trust, Inc. REIT	807	10,685
Franklin Covey Co. (a)	506	21,718
Franklin Resources, Inc.	18,188	447,061
Freeport-McMoRan, Inc.	7,435	277,251
Freshworks, Inc. Class A (a)	1,442	28,725
Frontier Group Holdings, Inc. (a)(b)	2,147	10,391
FTAI Aviation Ltd.	824	29,293
fuboTV, Inc. (a)(b)	4,354	11,625
FuelCell Energy, Inc. (a)	22,206	28,424
Fulgent Genetics, Inc. (a)	241	6,444
FutureFuel Corp.	4,151	29,763
GameStop Corp. Class A (a)	1,904	31,340
GCI Liberty, Inc. (a)(d)	1,328	—
GE HealthCare Technologies, Inc.	2,112	143,700
Genco Shipping & Trading Ltd.	1,032	14,438
Generac Holdings, Inc. (a)	204	22,228
General Dynamics Corp.	6,372	1,408,021
General Electric Co.	6,305	697,018
General Mills, Inc.	6,372	407,744
General Motors Co.	12,768	420,961
Gentherm, Inc. (a)	203	11,015
Geron Corp. (a)	19,566	41,480
Gibraltar Industries, Inc. (a)	506	34,160
Gilead Sciences, Inc.	16,432	1,231,414
Ginkgo Bioworks Holdings, Inc. (a)	14,512	26,267
Gitlab, Inc. Class A (a)	730	33,011
Gladstone Commercial Corp. REIT	23,193	282,027
Gladstone Land Corp. REIT (b)	649	9,235
Glaukos Corp. (a)	101	7,600
Global Medical REIT, Inc.	11,321	101,549
Global Payments, Inc.	342	39,463
Globalstar, Inc. (a)(b)	51,004	66,815
GMS, Inc. (a)	827	52,903
Gogo, Inc. (a)	932	11,119
Goldman Sachs Group, Inc.	5,173	1,673,828
Security Description	Shares	Value
GoodRx Holdings, Inc. Class A (a)	3,599	$ 20,262
GoPro, Inc. Class A (a)	8,202	25,754
Green Brick Partners, Inc. (a)	1,540	63,925
Green Dot Corp. Class A (a)	506	7,049
Grid Dynamics Holdings, Inc. (a)	1,278	15,566
GSK PLC	32,013	582,976
Guardant Health, Inc. (a)	520	15,413
GXO Logistics, Inc. (a)	383	22,463
H&E Equipment Services, Inc.	649	28,030
Haemonetics Corp. (a)	101	9,048
Haleon PLC	40,029	166,530
Halliburton Co.	12,768	517,104
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT (b)	1,882	39,898
Harley-Davidson, Inc.	183	6,050
Harrow, Inc. (a)(b)	325	4,670
HashiCorp, Inc. Class A (a)	675	15,410
Haynes International, Inc.	203	9,444
Hayward Holdings, Inc. (a)	912	12,859
HCA Healthcare, Inc.	566	139,225
Health Catalyst, Inc. (a)	4,830	48,880
Healthpeak Properties, Inc. REIT	17,399	319,446
HealthStream, Inc.	2,588	55,849
Hecla Mining Co.	2,584	10,103
Heidrick & Struggles International, Inc.	809	20,241
Herc Holdings, Inc.	100	11,894
Hershey Co.	5,240	1,048,419
Hess Corp.	6,372	974,916
Hewlett Packard Enterprise Co.	25,648	445,506
Hibbett, Inc.	100	4,751
Hims & Hers Health, Inc. (a)	10,011	62,969
Hippo Holdings, Inc. (a)(b)	172	1,371
HireRight Holdings Corp. (a)	928	8,825
Holcim AG	5,040	323,843
Home Depot, Inc.	11,213	3,388,120
Honeywell International, Inc.	7,406	1,368,184
Host Hotels & Resorts, Inc. REIT	1,398	22,466
Hovnanian Enterprises, Inc. Class A (a)	1,012	102,880
HP, Inc.	23,690	608,833
HubSpot, Inc. (a)	241	118,692
Huron Consulting Group, Inc. (a)	101	10,520
I3 Verticals, Inc. Class A (a)	824	17,419
Ichor Holdings Ltd. (a)	237	7,338
Ideaya Biosciences, Inc. (a)	1,699	45,839
IDEXX Laboratories, Inc. (a)	100	43,727
IDT Corp. Class B (a)	283	6,240
IGM Biosciences, Inc. (a)(b)	747	6,237
Illinois Tool Works, Inc.	3,969	914,100
Illumina, Inc. (a)	707	97,057

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
ImmunityBio, Inc. (a)(b)	6,077	$ 10,270
ImmunoGen, Inc. (a)	10,315	163,699
Immunovant, Inc. (a)	1,699	65,225
Inari Medical, Inc. (a)	241	15,761
Ingersoll Rand, Inc.	9,794	624,074
Inhibrx, Inc. (a)(b)	2,720	49,912
Inmode Ltd. (a)(b)	3,678	112,032
Innovative Industrial Properties, Inc. REIT	1,360	102,898
Inspire Medical Systems, Inc. (a)	574	113,905
Installed Building Products, Inc.	43	5,370
Insteel Industries, Inc.	912	29,604
Insulet Corp. (a)	101	16,108
Intapp, Inc. (a)	1,446	48,470
Integral Ad Science Holding Corp. (a)	1,418	16,860
Intel Corp.	45,985	1,634,767
Intellia Therapeutics, Inc. (a)	1,122	35,478
Intercept Pharmaceuticals, Inc. (a)	1,972	36,561
International Business Machines Corp.	10,345	1,451,403
International Flavors & Fragrances, Inc.	1,895	129,182
International Money Express, Inc. (a)	5,136	86,952
International Seaways, Inc.	522	23,490
Intra-Cellular Therapies, Inc. (a)	2,430	126,579
Intuit, Inc.	4,281	2,187,334
Intuitive Surgical, Inc. (a)	1,626	475,264
IonQ, Inc. (a)(b)	775	11,532
iRhythm Technologies, Inc. (a)	101	9,520
Itron, Inc. (a)	406	24,595
J M Smucker Co.	5,007	615,410
Jamf Holding Corp. (a)	101	1,784
Janus International Group, Inc. (a)	4,051	43,346
JELD-WEN Holding, Inc. (a)	2,733	36,513
Johnson & Johnson	20,242	3,152,691
Johnson Controls International PLC	16,944	901,590
JPMorgan Chase & Co.	34,577	5,014,357
Juniper Networks, Inc.	12,768	354,823
Kellogg Co.	6,372	379,198
Kenvue, Inc.	11,793	236,803
Keysight Technologies, Inc. (a)	6,370	842,815
Kimball Electronics, Inc. (a)	203	5,558
Kimberly-Clark Corp.	6,372	770,056
Kinder Morgan, Inc.	9,444	156,582
Kiniksa Pharmaceuticals Ltd. Class A (a)	583	10,127
Kirby Corp. (a)	749	62,017
KKR Real Estate Finance Trust, Inc. REIT	3,089	36,666
KLA Corp.	241	110,537
Security Description	Shares	Value
Kohl's Corp.	5,121	$ 107,336
Koppers Holdings, Inc.	1,195	47,262
Kraft Heinz Co.	737	24,793
Krystal Biotech, Inc. (a)	2	232
Kura Sushi USA, Inc. Class A (a)(b)	100	6,612
Kymera Therapeutics, Inc. (a)	948	13,177
Kyndryl Holdings, Inc. (a)	2,082	31,438
Lam Research Corp.	582	364,780
Lamb Weston Holdings, Inc.	4,298	397,393
Lantheus Holdings, Inc. (a)	2,589	179,884
Las Vegas Sands Corp.	6,372	292,092
Lattice Semiconductor Corp. (a)	101	8,679
Legacy Housing Corp. (a)	1,418	27,523
Legalzoom.com, Inc. (a)	1,924	21,049
Leidos Holdings, Inc.	1,613	148,654
Lemonade, Inc. (a)(b)	573	6,658
Lexicon Pharmaceuticals, Inc. (a)(b)	12,789	13,940
LGI Homes, Inc. (a)	43	4,278
Liberty Broadband Corp. Class C (a)	934	85,293
Light & Wonder, Inc. (a)	2,175	155,143
Lightwave Logic, Inc. (a)(b)	1,294	5,784
Lindblad Expeditions Holdings, Inc. (a)	4,888	35,194
Linde PLC (f)	5,359	1,995,424
Linde PLC (f)	568	212,945
Live Oak Bancshares, Inc.	1,215	35,174
Livent Corp. (a)(b)	1,047	19,275
LivePerson, Inc. (a)	5,027	19,555
LiveRamp Holdings, Inc. (a)	1,215	35,041
Lockheed Martin Corp.	3,648	1,491,886
Lovesac Co. (a)(b)	1,551	30,896
Lowe's Cos., Inc.	9,272	1,927,092
Lucid Group, Inc. (a)(b)	5,382	30,085
Lululemon Athletica, Inc. (a)	309	119,153
Lumen Technologies, Inc. (a)(b)	4,320	6,134
Luminar Technologies, Inc. (a)(b)	4,635	21,089
Lyft, Inc. Class A (a)	1,125	11,858
LyondellBasell Industries NV Class A	6,271	593,864
M&T Bank Corp.	4,918	621,881
M/I Homes, Inc. (a)	585	49,163
Macy's, Inc.	2,688	31,208
Madrigal Pharmaceuticals, Inc. (a)	257	37,532
Magnite, Inc. (a)	4,176	31,487
Manitowoc Co., Inc. (a)	1,824	27,451
Marathon Digital Holdings, Inc. (a)(b)	3,160	26,860
Marathon Oil Corp.	19,175	512,931
Marathon Petroleum Corp.	9,354	1,415,634

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Maravai LifeSciences Holdings, Inc. Class A (a)	723	$ 7,230
Marine Products Corp.	406	5,769
Marqeta, Inc. Class A (a)	2,627	15,709
Marsh & McLennan Cos., Inc.	6,101	1,161,020
Marvell Technology, Inc.	4,579	247,861
Mastercard, Inc. Class A	6,315	2,500,172
MasterCraft Boat Holdings, Inc. (a)	1,115	24,775
Matador Resources Co.	1,996	118,722
Match Group, Inc. (a)	723	28,324
Matson, Inc.	649	57,579
Mattel, Inc. (a)	405	8,922
Matterport, Inc. (a)	12,909	28,013
MaxCyte, Inc. (a)	4,962	15,481
Maxeon Solar Technologies Ltd. (a)(b)	2,517	29,172
MaxLinear, Inc. (a)	342	7,610
MBIA, Inc. (a)	928	6,691
McCormick & Co., Inc.	11,103	839,831
McDonald's Corp.	6,372	1,678,640
McKesson Corp.	3,372	1,466,314
MediaAlpha, Inc. Class A (a)(b)	435	3,593
Medifast, Inc.	486	36,377
Medtronic PLC	20,624	1,616,097
Merchants Bancorp	1,655	45,877
Merck & Co., Inc.	25,494	2,624,607
MeridianLink, Inc. (a)	180	3,071
Mersana Therapeutics, Inc. (a)	8,853	11,243
Meta Platforms, Inc. Class A (a)	20,796	6,243,167
MetLife, Inc.	18,955	1,192,459
MGP Ingredients, Inc. (b)	77	8,122
Micron Technology, Inc.	5,407	367,838
Microsoft Corp.	64,315	20,307,461
MicroStrategy, Inc. Class A (a)	100	32,828
Microvast Holdings, Inc. (a)(b)	4,549	8,598
MicroVision, Inc. (a)(b)	1,932	4,231
MidWestOne Financial Group, Inc.	283	5,753
MiMedx Group, Inc. (a)	1,205	8,784
Mitek Systems, Inc. (a)	4,414	47,318
Model N, Inc. (a)	312	7,616
Moderna, Inc. (a)	2,861	295,513
Modine Manufacturing Co. (a)	3,129	143,152
Monarch Casino & Resort, Inc.	784	48,686
Monday.com Ltd. (a)	59	9,394
Mondelez International, Inc. Class A	6,372	442,217
MongoDB, Inc. (a)	489	169,126
Monolithic Power Systems, Inc.	100	46,200
Montauk Renewables, Inc. (a)	2,884	26,273
Monte Rosa Therapeutics, Inc. (a)(b)	986	4,723
Montrose Environmental Group, Inc. (a)	827	24,198
Morgan Stanley	18,452	1,506,975
Security Description	Shares	Value
Morphic Holding, Inc. (a)	100	$ 2,291
Mosaic Co.	5,855	208,438
MP Materials Corp. (a)(b)	101	1,929
MRC Global, Inc. (a)	5,650	57,913
Multiplan Corp. (a)(b)	3,141	5,277
N-able, Inc. (a)	583	7,521
Napco Security Technologies, Inc.	724	16,109
Natera, Inc. (a)	148	6,549
National Beverage Corp. (a)	342	16,081
National Vision Holdings, Inc. (a)	466	7,540
Navitas Semiconductor Corp. (a)	1,434	9,966
nCino, Inc. (a)	257	8,173
Neogen Corp. (a)	1,031	19,115
NeoGenomics, Inc. (a)	2,388	29,372
Nestle SA	24,980	2,832,778
NetApp, Inc.	6,372	483,507
Netflix, Inc. (a)	3,432	1,295,923
Newmont Corp.	6,372	235,445
News Corp. Class A	3,332	66,840
NexPoint Residential Trust, Inc. REIT	11,882	382,363
NextDecade Corp. (a)(b)	2,104	10,772
Nextdoor Holdings, Inc. (a)	3,289	5,986
NextEra Energy, Inc.	25,598	1,466,509
NIKE, Inc. Class B	18,727	1,790,676
Nikola Corp. (a)(b)	4,151	6,517
nLight, Inc. (a)	3,881	40,362
NMI Holdings, Inc. Class A (a)	249	6,745
Norfolk Southern Corp.	4,993	983,271
Northrop Grumman Corp.	2,588	1,139,212
Norwegian Cruise Line Holdings Ltd. (a)(b)	1,280	21,094
NOV, Inc.	2,821	58,959
Novavax, Inc. (a)(b)	2,599	18,817
Novocure Ltd. (a)	1,049	16,941
NOW, Inc. (a)	734	8,713
Nucor Corp.	824	128,832
Nurix Therapeutics, Inc. (a)	1,245	9,786
Nutex Health, Inc. (a)(b)	9,720	1,968
Nuvalent, Inc. Class A (a)	308	14,159
nVent Electric PLC	475	25,170
NVIDIA Corp.	21,370	9,295,736
Occidental Petroleum Corp.	7,592	492,569
Oceaneering International, Inc. (a)	4,741	121,939
Okta, Inc. (a)	750	61,132
Old Dominion Freight Line, Inc.	100	40,914
Olo, Inc. Class A (a)	1,037	6,284
Olympic Steel, Inc.	100	5,621
ON Semiconductor Corp. (a)	1,547	143,794
ON24, Inc.	6,250	39,563
OneSpan, Inc. (a)	2,695	28,971
Open Lending Corp. Class A (a)	1,294	9,472

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Opendoor Technologies, Inc. (a)	12,839	$ 33,895
Oracle Corp.	19,636	2,079,845
OraSure Technologies, Inc. (a)	2,687	15,934
O'Reilly Automotive, Inc. (a)	1,507	1,369,652
Organon & Co.	2,268	39,372
Origin Materials, Inc. (a)(b)	964	1,234
Ormat Technologies, Inc.	1,215	84,953
Oscar Health, Inc. Class A (a)	1,442	8,032
Otis Worldwide Corp.	3,191	256,269
Outset Medical, Inc. (a)(b)	979	10,652
Overstock.com, Inc. (a)	1,193	18,873
Ovintiv, Inc.	101	4,805
Owens & Minor, Inc. (a)	3,572	57,724
Pacific Biosciences of California, Inc. (a)(b)	6,140	51,269
PagerDuty, Inc. (a)	303	6,814
Palantir Technologies, Inc. Class A (a)	13,124	209,984
Palo Alto Networks, Inc. (a)	1,844	432,307
Palomar Holdings, Inc. (a)	1,119	56,789
Par Pacific Holdings, Inc. (a)	340	12,220
PAR Technology Corp. (a)(b)	304	11,716
Paragon 28, Inc. (a)	514	6,451
Paramount Global Class B	12,402	159,986
Parker-Hannifin Corp.	1,917	746,710
Pathward Financial, Inc.	867	39,960
Patterson-UTI Energy, Inc.	5,789	80,120
Paymentus Holdings, Inc. Class A (a)	2,003	33,250
Payoneer Global, Inc. (a)	3,410	20,869
PayPal Holdings, Inc. (a)	13,580	793,887
PBF Energy, Inc. Class A	2,465	131,951
PDF Solutions, Inc. (a)	308	9,979
Peabody Energy Corp.	1,778	46,210
Peakstone Realty Trust REIT (b)	303	5,042
Peapack-Gladstone Financial Corp.	1,115	28,600
Peloton Interactive, Inc. Class A (a)(b)	3,583	18,094
Penn Entertainment, Inc. (a)	798	18,314
Pennant Group, Inc. (a)	1,788	19,900
PennyMac Financial Services, Inc.	249	16,583
Pentair PLC	475	30,756
Penumbra, Inc. (a)	283	68,461
PepsiCo, Inc.	13,116	2,222,375
PetMed Express, Inc.	825	8,456
Pfizer, Inc.	54,919	1,821,663
PG&E Corp. (a)	1,306	21,066
Phathom Pharmaceuticals, Inc. (a)	2,085	21,621
Philip Morris International, Inc.	12,768	1,182,061
Phillips 66	3,164	380,155
Phreesia, Inc. (a)	2,904	54,247
Piedmont Lithium, Inc. (a)	468	18,580
Security Description	Shares	Value
Pinterest, Inc. Class A (a)	3,839	$ 103,768
Pioneer Natural Resources Co.	4,318	991,197
Planet Labs PBC (a)(b)	7,205	18,733
Playstudios, Inc. (a)	4,988	15,862
Plug Power, Inc. (a)(b)	4,739	36,016
PNC Financial Services Group, Inc.	6,372	782,290
Point Biopharma Global, Inc. (a)	1,209	8,064
PotlatchDeltic Corp. REIT	1,139	51,699
Powell Industries, Inc.	406	33,657
PPL Corp.	19,175	451,763
Preformed Line Products Co.	203	33,004
Premier Financial Corp.	249	4,248
Privia Health Group, Inc. (a)	241	5,543
PROCEPT BioRobotics Corp. (a)	405	13,288
Procter & Gamble Co.	22,886	3,338,152
PROG Holdings, Inc. (a)	609	20,225
Progressive Corp.	5,210	725,753
ProKidney Corp. (a)	1,115	5,107
Prologis, Inc. REIT	16,025	1,798,165
PROS Holdings, Inc. (a)	583	20,183
Protagonist Therapeutics, Inc. (a)	724	12,076
Prudential Financial, Inc.	9,586	909,616
PTC Therapeutics, Inc. (a)	1,591	35,654
Public Service Enterprise Group, Inc.	12,768	726,627
Public Storage REIT	5,380	1,417,738
PubMatic, Inc. Class A (a)	705	8,531
Pulmonx Corp. (a)	1,599	16,518
PureCycle Technologies, Inc. (a)(b)	3,904	21,901
Q2 Holdings, Inc. (a)	303	9,778
QUALCOMM, Inc.	12,906	1,433,340
Quanex Building Products Corp.	709	19,973
Quanterix Corp. (a)	814	22,092
QuantumScape Corp. (a)(b)	5,475	36,628
QuidelOrtho Corp. (a)	101	7,377
QuinStreet, Inc. (a)	1,122	10,064
Qurate Retail, Inc. Class A (a)	11,648	7,066
Radius Health, Inc. (a)	3,672	294
RadNet, Inc. (a)	1,032	29,092
Ramaco Resources, Inc. Class A	1,442	15,848
Range Resources Corp.	482	15,622
Ranpak Holdings Corp. (a)	4,820	26,221
RAPT Therapeutics, Inc. (a)	1,847	30,697
REC Silicon ASA (a)	22,175	33,343
Recursion Pharmaceuticals, Inc. Class A (a)(b)	3,880	29,682
Redfin Corp. (a)(b)	5,874	41,353
Regency Centers Corp. REIT	530	31,503
Regeneron Pharmaceuticals, Inc. (a)	241	198,333

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
REGENXBIO, Inc. (a)	227	$ 3,736
Remitly Global, Inc. (a)	3,030	76,417
Repay Holdings Corp. (a)	3,420	25,958
Repligen Corp. (a)	225	35,777
Resideo Technologies, Inc. (a)	1,239	19,576
Retail Opportunity Investments Corp. REIT	52,723	652,711
Revance Therapeutics, Inc. (a)(b)	3,662	42,003
Revolve Group, Inc. (a)	1,824	24,825
Rhythm Pharmaceuticals, Inc. (a)	1,980	45,392
Rimini Street, Inc. (a)	9,158	20,148
RingCentral, Inc. Class A (a)	524	15,526
Riot Platforms, Inc. (a)	3,769	35,165
Rivian Automotive, Inc. Class A (a)(b)	7,575	183,921
RLJ Lodging Trust REIT	3,079	30,143
ROBLOX Corp. Class A (a)(b)	2,913	84,360
Roche Holding AG	6,256	1,712,741
Rocket Cos., Inc. Class A (a)	1,215	9,939
Rocket Lab USA, Inc. (a)	3,442	15,076
Rocket Pharmaceuticals, Inc. (a)	1,675	34,321
Roivant Sciences Ltd. (a)	3,141	36,687
Roku, Inc. (a)	869	61,343
Ross Stores, Inc.	9,706	1,096,293
Rover Group, Inc. (a)	1,205	7,543
Royal Caribbean Cruises Ltd. (a)	1,180	108,725
RPT Realty REIT	1,681	17,751
RTX Corp.	21,451	1,543,828
RxSight, Inc. (a)	225	6,275
S&P Global, Inc.	3,656	1,335,939
Sabre Corp. (a)	1,521	6,829
Safehold, Inc. REIT (b)	1,360	24,208
Salesforce, Inc. (a)	12,072	2,447,960
Sana Biotechnology, Inc. (a)	1,446	5,596
Sanofi	9,196	988,036
Sarepta Therapeutics, Inc. (a)	486	58,913
Schlumberger NV	12,999	757,842
Schneider Electric SE	6,536	1,086,300
Scholar Rock Holding Corp. (a)(b)	4,284	30,416
Schrodinger, Inc. (a)(b)	1,203	34,009
Seagate Technology Holdings PLC	5,082	335,158
Seagen, Inc. (a)	208	44,127
Select Water Solutions, Inc. Class A	15,716	124,942
SEMrush Holdings, Inc. Class A (a)	4,478	38,063
SentinelOne, Inc. Class A (a)	550	9,273
Seres Therapeutics, Inc. (a)	3,089	7,352
Seritage Growth Properties Class A, REIT (a)	51	395
Service Properties Trust REIT	2,069	15,911
Security Description	Shares	Value
ServiceNow, Inc. (a)	1,219	$ 681,372
Sharecare, Inc. (a)	7,242	6,810
Shenandoah Telecommunications Co.	283	5,833
Sherwin-Williams Co.	101	25,760
Shift4 Payments, Inc. Class A (a)	774	42,856
Shoals Technologies Group, Inc. Class A (a)	1,440	26,280
Shockwave Medical, Inc. (a)	249	49,576
Shyft Group, Inc.	303	4,536
SI-BONE, Inc. (a)	982	20,858
SIGA Technologies, Inc. (b)	2,584	13,566
Sight Sciences, Inc. (a)	1,607	5,416
Silk Road Medical, Inc. (a)	921	13,806
Simon Property Group, Inc. REIT	6,372	688,367
Simulations Plus, Inc.	1,025	42,743
Sinch AB (a)(b)(c)	3,448	6,096
SiteOne Landscape Supply, Inc. (a)	203	33,180
SiTime Corp. (a)	101	11,539
Skyline Champion Corp. (a)	1,509	96,153
Sleep Number Corp. (a)	586	14,410
SM Energy Co.	241	9,556
SmartRent, Inc. (a)	5,161	13,470
Smartsheet, Inc. Class A (a)	791	32,004
Smith & Wesson Brands, Inc.	583	7,527
Snap One Holdings Corp. (a)(b)	662	6,117
Snap, Inc. Class A (a)	8,284	73,810
Snowflake, Inc. Class A (a)	1,999	305,387
SoFi Technologies, Inc. (a)(b)	6,939	55,443
SolarEdge Technologies, Inc. (a)	284	36,781
Solid Power, Inc. (a)(b)	773	1,561
SomaLogic, Inc. (a)(b)	8,917	21,312
Sonos, Inc. (a)	2,530	32,662
Sotera Health Co. (a)(b)	649	9,722
SoundThinking, Inc. (a)	2,029	36,319
Southern Co.	6,372	412,396
Spirit AeroSystems Holdings, Inc. Class A (a)	709	11,443
Splunk, Inc. (a)	148	21,645
Sprinklr, Inc. Class A (a)	824	11,404
Sprout Social, Inc. Class A (a)(b)	948	47,286
Squarespace, Inc. Class A (a)	405	11,733
STAAR Surgical Co. (a)	432	17,358
Star Group LP	2,555	30,737
Starbucks Corp.	18,321	1,672,158
State Street Corp. (g)	6,372	426,669
Stellantis NV	26,855	517,760
Stem, Inc. (a)(b)	4,023	17,058
Stitch Fix, Inc. Class A (a)	3,362	11,599
Stoke Therapeutics, Inc. (a)(b)	482	1,899
Stryker Corp.	4,089	1,117,401

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Summit Hotel Properties, Inc. REIT	3,279	$ 19,018
Sun Country Airlines Holdings, Inc. (a)	341	5,060
Sunnova Energy International, Inc. (a)(b)	2,265	23,715
SunPower Corp. (a)(b)	2,247	13,864
Sunrun, Inc. (a)(b)	1,388	17,433
Super Micro Computer, Inc. (a)	225	61,699
Surgery Partners, Inc. (a)(b)	283	8,278
Swiss Re AG	6,025	621,205
Synchrony Financial	7,108	217,292
Syndax Pharmaceuticals, Inc. (a)	1,185	17,206
Synopsys, Inc. (a)	450	206,536
Sysco Corp.	12,768	843,326
Tactile Systems Technology, Inc. (a)	1,012	14,219
Take-Two Interactive Software, Inc. (a)	148	20,778
Tandem Diabetes Care, Inc. (a)	574	11,922
Tango Therapeutics, Inc. (a)	2,258	25,425
Tapestry, Inc.	6,107	175,576
Target Corp.	6,372	704,552
Target Hospitality Corp. (a)(b)	241	3,827
TE Connectivity Ltd.	12,401	1,531,896
TechTarget, Inc. (a)	5,312	161,272
Teladoc Health, Inc. (a)(b)	3,386	62,946
Tellurian, Inc. (a)(b)	7,064	8,194
Terawulf, Inc. (a)(b)	4,051	5,104
Tesla, Inc. (a)	24,801	6,205,706
Texas Instruments, Inc.	15,193	2,415,839
TG Therapeutics, Inc. (a)	4,020	33,607
Thermo Fisher Scientific, Inc.	5,769	2,920,095
Thermon Group Holdings, Inc. (a)	2,468	67,796
Thor Industries, Inc.	100	9,513
Titan Machinery, Inc. (a)	1,032	27,431
TJX Cos., Inc.	22,839	2,029,930
T-Mobile U.S., Inc. (a)	2,221	311,051
Toast, Inc. Class A (a)(b)	3,105	58,157
TPI Composites, Inc. (a)(b)	3,571	9,463
Trade Desk, Inc. Class A (a)	3,483	272,196
Traeger, Inc. (a)	1,442	3,937
Trane Technologies PLC	3,688	748,332
Transcat, Inc. (a)	203	19,888
TransMedics Group, Inc. (a)(b)	2,029	111,088
Transocean Ltd. (a)(b)	2,119	17,397
Travelers Cos., Inc.	6,372	1,040,611
Treace Medical Concepts, Inc. (a)	887	11,629
Trex Co., Inc. (a)	609	37,533
Trinseo PLC	809	6,610
Triumph Financial, Inc. (a)	451	29,220
Triumph Group, Inc. (a)	3,662	28,051
TrueBlue, Inc. (a)	303	4,445
Trupanion, Inc. (a)(b)	225	6,345
Security Description	Shares	Value
Turning Point Brands, Inc.	101	$ 2,332
TuSimple Holdings, Inc. Class A (a)	2,900	4,524
Twilio, Inc. Class A (a)	821	48,053
Twist Bioscience Corp. (a)	1,700	34,442
Tyson Foods, Inc. Class A	9,833	496,468
U.S. Bancorp	19,382	640,769
U.S. Lime & Minerals, Inc.	100	20,100
Uber Technologies, Inc. (a)	12,135	558,089
UiPath, Inc. Class A (a)	1,450	24,810
Ultra Clean Holdings, Inc. (a)	342	10,147
UMH Properties, Inc. REIT	36,606	513,216
Union Pacific Corp.	8,491	1,729,022
United Parcel Service, Inc. Class B	6,372	993,204
UnitedHealth Group, Inc.	9,533	4,806,443
Unity Software, Inc. (a)	2,253	70,722
Universal Corp.	227	10,717
Universal Logistics Holdings, Inc.	1,315	33,112
Upstart Holdings, Inc. (a)(b)	1,204	34,362
Upwork, Inc. (a)	1,877	21,323
Uranium Energy Corp. (a)	3,477	17,907
UWM Holdings Corp. (b)	2,996	14,531
Valero Energy Corp.	6,311	894,332
Vanda Pharmaceuticals, Inc. (a)	542	2,341
Varonis Systems, Inc. (a)	100	3,054
Vaxcyte, Inc. (a)	183	9,329
Vector Group Ltd.	37,762	401,788
Veracyte, Inc. (a)	462	10,316
Veris Residential, Inc. REIT	283	4,670
Veritiv Corp.	183	30,909
Verizon Communications, Inc.	21,853	708,256
Vertex Pharmaceuticals, Inc. (a)	828	287,929
Vertex, Inc. Class A (a)	2,398	55,394
Vertiv Holdings Co.	4,306	160,183
Verve Therapeutics, Inc. (a)(b)	1,006	13,340
Viad Corp. (a)	711	18,628
Viatris, Inc.	8,053	79,403
Vicor Corp. (a)	589	34,686
Victoria's Secret & Co. (a)	632	10,542
Viking Therapeutics, Inc. (a)	724	8,015
Vimeo, Inc. (a)	6,677	23,637
Vir Biotechnology, Inc. (a)	719	6,737
Virgin Galactic Holdings, Inc. (a)	6,117	11,011
Viridian Therapeutics, Inc. (a)	1,442	22,120
Visa, Inc. Class A	17,832	4,101,538
Vishay Precision Group, Inc. (a)	1,115	37,442
Vista Outdoor, Inc. (a)	1,628	53,919
Vita Coco Co., Inc. (a)	932	24,269
Vital Energy, Inc. (a)	441	24,440
Vital Farms, Inc. (a)	984	11,395
Vizio Holding Corp. Class A (a)	1,518	8,212

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
VMware, Inc. Class A (a)	569	$ 94,727
Vobile Group Ltd. (a)(b)	36,734	9,568
Vontier Corp.	2,482	76,743
Walgreens Boots Alliance, Inc.	12,768	283,960
Walmart, Inc.	13,116	2,097,642
Walt Disney Co. (a)	20,882	1,692,486
Warby Parker, Inc. Class A (a)	889	11,699
Warner Bros Discovery, Inc. (a)	18,343	199,205
Waste Management, Inc.	10,988	1,675,011
Wayfair, Inc. Class A (a)(b)	586	35,494
Weave Communications, Inc. (a)	1,215	9,902
Wells Fargo & Co.	45,793	1,871,102
Western Digital Corp. (a)	7,959	363,169
Whitestone REIT	3,039	29,266
Williams Cos., Inc.	11,621	391,511
Winnebago Industries, Inc.	303	18,013
Wolfspeed, Inc. (a)(b)	342	13,030
Workday, Inc. Class A (a)	550	118,167
World Acceptance Corp. (a)	203	25,793
Xenia Hotels & Resorts, Inc. REIT	649	7,645
XPO, Inc. (a)	466	34,792
Xponential Fitness, Inc. Class A (a)	283	4,387
YETI Holdings, Inc. (a)(b)	1,398	67,412
Yext, Inc. (a)	3,276	20,737
Yum! Brands, Inc.	6,372	796,118
Zentalis Pharmaceuticals, Inc. (a)	257	5,155
Zeta Global Holdings Corp. Class A (a)	3,142	26,236
Zillow Group, Inc. Class C (a)	1,050	48,468
Zoetis, Inc.	734	127,701
Zoom Video Communications, Inc. Class A (a)	1,903	133,096
ZoomInfo Technologies, Inc. (a)	1,687	27,667
Zscaler, Inc. (a)	817	127,117
Zuora, Inc. Class A (a)	203	1,673
Zynex, Inc. (a)	1,032	8,256
		382,296,492
ZAMBIA — 0.0% (e)
First Quantum Minerals Ltd. (b)	5,233	124,206
TOTAL COMMON STOCKS (Cost $630,554,546)		608,597,415

PREFERRED STOCKS — 0.0% (e)
GERMANY — 0.0% (e)
Dr Ing hc F Porsche AG (c) (Cost $94,747)	1,006	94,794
Security Description	Shares	Value
RIGHTS — 0.0% (e)
BRAZIL — 0.0% (e)
Gol Linhas Aereas Inteligentes SA (expiring 10/16/23) (a)	194,583	$ 29,935
SOUTH KOREA — 0.0% (e)
CosmoAM&T Co. Ltd. (expiring 11/07/23) (a)	3	59
Cosmochemical Co. Ltd. (expiring 10/19/23) (a)	48	268
Lunit, Inc. (expiring 11/02/23) (a)	25	482
Vaxcell-Bio Therapeutics Co. Ltd. (expiring 11/02/23) (a)	256	711
		1,520
TOTAL RIGHTS (Cost $0)		31,455
WARRANTS — 0.0% (e)
AUSTRALIA — 0.0% (e)
PointsBet Holdings Ltd. (expiring 07/08/24) (a)(b)	438	—
SHORT-TERM INVESTMENTS — 3.2%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (h)(i)	1,277,492	1,277,748
State Street Navigator Securities Lending Portfolio II (g)(j)	18,339,479	18,339,479
TOTAL SHORT-TERM INVESTMENTS (Cost $19,617,245)		19,617,227
TOTAL INVESTMENTS — 102.6% (Cost $650,266,538)		628,340,891
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.6)%		(15,729,884)
NET ASSETS — 100.0%		$ 612,611,007
(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2023.
(c)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 0.7% of net assets as of September 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2023, total aggregate fair value of the securities is $30,763, representing 0.00% of the Fund's net assets.
(e)	Amount is less than 0.05% of net assets.
(f)	Reflects separate holdings of the issuer's common stock traded on different securities exchanges.

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

(g)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(h)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(i)	The rate shown is the annualized seven-day yield at September 30, 2023.
(j)	Investment of cash collateral for securities loaned.

ADR	American Depositary Receipt
CDI	CREST Depository Interest
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

At September 30, 2023, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
MSCI EAFE Index (long)	12	12/15/2023	$1,244,286	$1,224,900	$(19,386)
E-mini S&P 500 Index (long)	9	12/15/2023	1,999,664	1,946,475	(53,189)
E-mini MSCI Emerging Markets (long)	9	12/15/2023	437,100	429,975	(7,125)
E-mini Russell 2000 Index (long)	4	12/15/2023	371,379	359,720	(11,659)
					$(91,359)

During the year ended September 30, 2023, average notional value related to futures contracts was $1,909,095.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$606,986,296	$1,580,356	$30,763	$608,597,415
Preferred Stocks	94,794	—	—	94,794
Rights	268	31,187	—	31,455
Warrants	—	0(a)	—	0
Short-Term Investments	19,617,227	—	—	19,617,227
TOTAL INVESTMENTS	$626,698,585	$ 1,611,543	$30,763	$628,340,891
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts - Unrealized Depreciation	$ (91,359)	$ —	$ —	$ (91,359)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (91,359)	$ —	$ —	$ (91,359)
(a)	The Fund held a Level 2 security that was valued at $0 at September 30, 2023.

See accompanying notes to financial statements.

SPDR PORTFOLIO MSCI GLOBAL STOCK MARKET ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Sector Breakdown as of September 30, 2023

% of Net Assets
Information Technology	20.5
Financials	15.5
Health Care	11.9
Industrials	11.5
Consumer Discretionary	11.5
Communication Services	7.3
Consumer Staples	6.6
Energy	5.4
Materials	4.4
Real Estate	2.5
Utilities	2.3
Short-Term Investments	3.2
Liabilities in Excess of Other Assets	(2.6)
TOTAL	100.0
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Corp.	5,358	$ 325,820	$ 172,935	$ 79,982	$6,046	$1,850	6,372	$ 426,669	$ 15,555
State Street Institutional Liquid Reserves Fund, Premier Class	147,121	147,150	31,561,375	30,429,887	(868)	(22)	1,277,492	1,277,748	53,980
State Street Navigator Securities Lending Portfolio II	15,231,942	15,231,942	88,682,978	85,575,441	—	—	18,339,479	18,339,479	202,321
Total		$15,704,912	$120,417,288	$116,085,310	$5,178	$1,828		$20,043,896	$271,856
See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 98.9%
AEROSPACE & DEFENSE — 0.4%
AECC Aero Science & Technology Co. Ltd. Class A (a)	94,100	$ 258,054
AECC Aero-Engine Control Co. Ltd. Class A	81,500	240,168
AECC Aviation Power Co. Ltd. Class A	125,000	637,374
AVIC Chengdu UAS Co. Ltd. Class A	32,128	206,374
AviChina Industry & Technology Co. Ltd. Class H	1,087,000	516,307
Avicopter PLC Class A	61,600	320,017
Beijing Leike Defense Technology Co. Ltd. Class A (a)	423,800	321,089
EHang Holdings Ltd. ADR (a) (b)	15,990	288,140
Gaona Aero Material Co. Ltd. Class A	42,620	142,208
Hwa Create Co. Ltd. Class A (a)	36,800	136,123
Kuang-Chi Technologies Co. Ltd. Class A	57,300	113,566
North Electro-Optic Co. Ltd. Class A	163,100	282,066
YaGuang Technology Group Co. Ltd. Class A (a)	228,000	206,540
		3,668,026
AIR FREIGHT & LOGISTICS — 0.8%
Hangzhou SF Intra-City Industrial Co. Ltd. Class H (a) (c)	93,200	99,604
JD Logistics, Inc. (a) (c)	643,200	817,156
Milkyway Chemical Supply Chain Service Co. Ltd. Class A	9,000	91,424
SF Holding Co. Ltd. Class A	173,400	971,035
Sinotrans Ltd. Class H	765,000	279,359
STO Express Co. Ltd. Class A (a)	24,671	35,555
YTO Express Group Co. Ltd. Class A	184,600	380,817
Yunda Holding Co. Ltd. Class A	104,558	141,501
ZTO Express Cayman, Inc. ADR	150,191	3,630,117
		6,446,568
AUTOMOBILE COMPONENTS — 0.7%
Bethel Automotive Safety Systems Co. Ltd. Class A	9,400	94,829
CALB Group Co. Ltd. (a) (c)	68,500	173,877
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. Class A	5,800	121,003
China First Capital Group Ltd. (a)	431,600	2,866
Fuyao Glass Industry Group Co. Ltd. Class A	123,000	623,293
Fuyao Glass Industry Group Co. Ltd. Class H (c)	193,200	885,599
Hesai Group ADR (a)	16,100	161,000
Huayu Automotive Systems Co. Ltd. Class A	128,600	331,307
Security Description	Shares	Value
Huizhou Desay Sv Automotive Co. Ltd. Class A	14,000	$ 276,013
IKD Co. Ltd. Class A	41,800	140,505
Jiangsu Xinquan Automotive Trim Co. Ltd. Class A	22,100	150,574
Kandi Technologies Group, Inc. (a)	18,383	63,605
Keboda Technology Co. Ltd. Class A	14,800	148,675
Minth Group Ltd.	232,000	596,896
Ningbo Jifeng Auto Parts Co. Ltd. Class A (a)	62,200	125,839
Ningbo Joyson Electronic Corp. Class A	77,900	186,150
Ningbo Tuopu Group Co. Ltd. Class A	35,600	362,218
Ningbo Xusheng Group Co. Ltd. Class A	46,420	149,663
Sailun Group Co. Ltd. Class A	109,800	190,039
Shandong Linglong Tyre Co. Ltd. Class A	122,600	341,932
Shenzhen Kedali Industry Co. Ltd. Class A	9,300	122,770
Tianneng Power International Ltd. (b)	352,000	333,490
Wencan Group Co. Ltd. Class A	12,800	71,820
Zhejiang Shuanghuan Driveline Co. Ltd. Class A	35,500	138,770
		5,792,733
AUTOMOBILES — 4.3%
AIMA Technology Group Co. Ltd. Class A	36,150	146,868
Anhui Jianghuai Automobile Group Corp. Ltd. Class A (a)	116,300	209,271
BAIC BluePark New Energy Technology Co. Ltd. Class A (a)	422,100	304,738
BAIC Motor Corp. Ltd. Class H (c)	107,900	32,652
Beiqi Foton Motor Co. Ltd. Class A (a)	473,100	224,675
Brilliance China Automotive Holdings Ltd.	870,000	429,898
BYD Co. Ltd. Class A	76,500	2,485,338
BYD Co. Ltd. Class H	291,000	8,991,745
China Automotive Engineering Research Institute Co. Ltd. Class A	69,300	192,612
Chongqing Changan Automobile Co. Ltd. Class A	390,652	720,634
Dongfeng Motor Group Co. Ltd. Class H	1,149,300	453,448
Geely Automobile Holdings Ltd.	1,849,000	2,181,446
Great Wall Motor Co. Ltd. Class A	59,500	209,637
Great Wall Motor Co. Ltd. Class H (b)	894,000	1,066,154
Guangzhou Automobile Group Co. Ltd. Class A	95,700	131,484

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Guangzhou Automobile Group Co. Ltd. Class H	1,487,691	$ 735,122
Haima Automobile Co. Ltd. Class A (a)	301,600	173,035
IAT Automobile Technology Co. Ltd. Class A (a)	59,300	143,819
Li Auto, Inc. Class A (a)	390,200	6,890,410
Lifan Technology Group Co. Ltd. Class A (a)	401,500	201,143
NIO, Inc. ADR (a)	483,199	4,368,119
Niu Technologies ADR (a) (b)	13,331	37,727
SAIC Motor Corp. Ltd. Class A	393,179	798,689
Seres Group Co. Ltd. Class A (a)	54,500	416,805
XPeng, Inc. Class A (a) (b)	371,700	3,319,831
Yadea Group Holdings Ltd. (c)	384,000	712,904
Zhejiang Leapmotor Technologies Ltd. (a) (b) (c)	49,700	220,837
Zotye Automobile Co. Ltd. Class A (a)	256,500	116,179
		35,915,220
BANKS — 9.0%
Agricultural Bank of China Ltd. Class A	4,014,700	1,983,724
Agricultural Bank of China Ltd. Class H	10,517,000	3,921,122
Bank of Beijing Co. Ltd. Class A	489,700	311,198
Bank of Chengdu Co. Ltd. Class A	223,200	421,540
Bank of China Ltd. Class A	1,512,600	782,693
Bank of China Ltd. Class H	29,045,700	10,161,739
Bank of Chongqing Co. Ltd. Class H	509,000	266,463
Bank of Communications Co. Ltd. Class A	762,000	602,425
Bank of Communications Co. Ltd. Class H	7,444,824	4,505,764
Bank of Hangzhou Co. Ltd. Class A	305,600	468,105
Bank of Jiangsu Co. Ltd. Class A	553,300	545,269
Bank of Nanjing Co. Ltd. Class A	342,400	378,317
Bank of Ningbo Co. Ltd. Class A	209,710	773,415
Bank of Shanghai Co. Ltd. Class A	483,300	409,287
Bank of Zhengzhou Co. Ltd. Class A (a)	782,160	228,666
China Bohai Bank Co. Ltd. Class H (a) (c)	946,000	138,907
China CITIC Bank Corp. Ltd. Class H	3,521,471	1,636,670
China Construction Bank Corp. Class H	33,451,623	18,878,831
China Everbright Bank Co. Ltd. Class A	1,352,200	569,777
China Everbright Bank Co. Ltd. Class H	670,000	201,038
China Merchants Bank Co. Ltd. Class A	640,600	2,898,889
Security Description	Shares	Value
China Merchants Bank Co. Ltd. Class H	1,054,735	$ 4,403,792
China Minsheng Banking Corp. Ltd. Class A	144,400	76,107
China Minsheng Banking Corp. Ltd. Class H (b)	3,215,759	1,100,409
Chongqing Rural Commercial Bank Co. Ltd. Class H	1,227,000	452,770
Huaxia Bank Co. Ltd. Class A	157,100	123,338
Industrial & Commercial Bank of China Ltd. Class A	2,365,600	1,519,543
Industrial & Commercial Bank of China Ltd. Class H	24,314,789	11,704,355
Industrial Bank Co. Ltd. Class A	644,500	1,441,019
Jiangsu Changshu Rural Commercial Bank Co. Ltd. Class A	374,700	376,461
Ping An Bank Co. Ltd. Class A	667,900	1,026,728
Postal Savings Bank of China Co. Ltd. Class A	1,114,600	760,328
Postal Savings Bank of China Co. Ltd. Class H (c)	2,299,000	1,162,438
Shanghai Pudong Development Bank Co. Ltd. Class A	762,270	742,836
		74,973,963
BEVERAGES — 3.1%
Anhui Gujing Distillery Co. Ltd. Class A	20,700	772,228
Anhui Kouzi Distillery Co. Ltd. Class A	32,700	232,265
Anhui Yingjia Distillery Co. Ltd. Class A	19,500	196,854
Beijing Shunxin Agriculture Co. Ltd. Class A (a)	37,500	119,102
Beijing Yanjing Brewery Co. Ltd. Class A	234,500	324,114
China Huiyuan Juice Group Ltd. (a) (d)	701,000	—
China Resources Beer Holdings Co. Ltd.	543,667	2,981,479
Chongqing Brewery Co. Ltd. Class A	22,539	263,758
Eastroc Beverage Group Co. Ltd. Class A	8,300	208,327
Jiangsu King's Luck Brewery JSC Ltd. Class A	55,000	442,899
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	49,600	880,931
JiuGui Liquor Co. Ltd. Class A	10,200	123,493
Kweichow Moutai Co. Ltd. Class A	34,131	8,425,531
Luzhou Laojiao Co. Ltd. Class A	43,900	1,305,416
Nongfu Spring Co. Ltd. Class H (b) (c)	560,600	3,221,078
Shanghai Bairun Investment Holding Group Co. Ltd. Class A	22,020	87,134
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. Class A	35,340	1,161,710

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Shede Spirits Co. Ltd. Class A	12,700	$ 217,891
Sichuan Swellfun Co. Ltd. Class A	29,500	244,236
Tsingtao Brewery Co. Ltd. Class A	29,300	351,725
Tsingtao Brewery Co. Ltd. Class H	207,000	1,694,197
Wuliangye Yibin Co. Ltd. Class A	111,400	2,386,788
Yantai Changyu Pioneer Wine Co. Ltd. Class A	39,200	159,367
ZJLD Group, Inc. (a) (c)	161,000	247,096
		26,047,619
BIOTECHNOLOGY — 2.0%
3SBio, Inc. (c)	395,000	330,350
AIM Vaccine Co. Ltd. (a)	82,400	303,535
Akeso, Inc. (a) (b) (c)	149,000	684,896
Alphamab Oncology (a) (b) (c)	126,000	138,358
Ambrx Biopharma, Inc. ADR (a) (b)	16,200	186,300
Ascentage Pharma Group International (a) (b) (c)	81,100	216,423
BeiGene Ltd. (a)	276,000	3,791,901
Beijing SL Pharmaceutical Co. Ltd. Class A	88,475	150,337
Beijing Tiantan Biological Products Corp. Ltd. Class A	80,300	282,481
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. Class A	37,481	246,829
BGI Genomics Co. Ltd. Class A	19,299	138,191
Bio-Thera Solutions Ltd. Class A (a)	42,538	182,279
Bloomage Biotechnology Corp. Ltd. Class A	9,024	107,435
CARsgen Therapeutics Holdings Ltd. (a) (b) (c)	125,500	133,643
Changchun BCHT Biotechnology Co. Ltd. Class A	19,975	176,782
Chongqing Zhifei Biological Products Co. Ltd. Class A	91,550	611,569
CStone Pharmaceuticals (a) (b) (c)	151,500	35,787
Daan Gene Co. Ltd. Class A	148,340	198,920
Everest Medicines Ltd. (a) (b) (c)	41,000	130,876
Gan & Lee Pharmaceuticals Co. Ltd. Class A (a)	40,300	249,574
Getein Biotech, Inc. Class A	169,328	260,531
HBM Holdings Ltd. (a) (c)	479,000	89,294
Hualan Biological Engineering, Inc. Class A	78,900	240,412
I-Mab ADR (a) (b)	12,380	16,342
Imeik Technology Development Co. Ltd. Class A	7,700	412,460
InnoCare Pharma Ltd. (a) (b) (c)	197,000	149,664
Innovent Biologics, Inc. (a) (c)	438,500	2,141,592
Jacobio Pharmaceuticals Group Co. Ltd. (a) (c)	67,500	27,580
Security Description	Shares	Value
JW Cayman Therapeutics Co. Ltd. (a) (c)	90,500	$ 23,920
Keymed Biosciences, Inc. (a) (c)	67,500	430,071
Kintor Pharmaceutical Ltd. (a) (b) (c)	59,500	20,816
Legend Biotech Corp. ADR (a)	20,166	1,354,550
Lepu Biopharma Co. Ltd. Class H (a) (b) (c)	243,000	117,903
Remegen Co. Ltd. Class H (a) (b) (c)	63,500	326,749
Shanghai Haohai Biological Technology Co. Ltd. Class H (b) (c)	20,700	119,862
Shanghai Junshi Biosciences Co. Ltd. Class A (a)	58,827	310,859
Shanghai Junshi Biosciences Co. Ltd. Class H (a) (c)	20,000	44,638
Shanghai RAAS Blood Products Co. Ltd. Class A	334,200	319,258
Shenzhen Kangtai Biological Products Co. Ltd. Class A (a)	43,960	176,606
Sinocelltech Group Ltd. Class A (a)	19,184	141,792
Sirnaomics Ltd. (a) (c)	33,350	218,022
Walvax Biotechnology Co. Ltd. Class A	67,400	217,767
Yantai Dongcheng Pharmaceutical Co. Ltd. Class A	154,900	353,565
Zai Lab Ltd. (a)	286,400	692,610
		16,503,329
BROADLINE RETAIL — 11.4%
Alibaba Group Holding Ltd. (a)	5,248,500	57,364,684
Baozun, Inc. Class A (a)	44,200	44,190
FESCO Group Co. Ltd. Class A (a)	53,300	183,476
JD.com, Inc. Class A	835,132	12,273,434
MINISO Group Holding Ltd. ADR	39,194	1,015,125
PDD Holdings, Inc. ADR (a)	232,541	22,805,296
Vipshop Holdings Ltd. ADR (a)	100,609	1,610,750
		95,296,955
BUILDING PRODUCTS — 0.3%
Beijing New Building Materials PLC Class A	78,000	321,710
China Lesso Group Holdings Ltd.	421,000	224,158
Guangdong Kinlong Hardware Products Co. Ltd. Class A	10,300	73,414
Triumph New Energy Co. Ltd. Class A (a)	57,800	113,684
Xinyi Glass Holdings Ltd.	860,584	1,114,210
Zhejiang Weixing New Building Materials Co. Ltd. Class A	114,975	288,000
Zhuzhou Kibing Group Co. Ltd. Class A	100,100	112,661
		2,247,837
CAPITAL MARKETS — 2.2%
Bairong, Inc. (a) (c)	118,000	153,077

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Beijing Compass Technology Development Co. Ltd. Class A (a)	17,400	$ 148,333
Caitong Securities Co. Ltd. Class A	332,670	359,804
Central China Securities Co. Ltd. Class H	479,000	69,723
Changjiang Securities Co. Ltd. Class A	390,200	312,235
China Cinda Asset Management Co. Ltd. Class H	2,854,200	287,904
China Everbright Ltd.	450,000	260,283
China Galaxy Securities Co. Ltd. Class H	1,647,500	849,850
China Huarong Asset Management Co. Ltd. Class H (a) (c)	3,861,000	184,870
China International Capital Corp. Ltd. Class A	96,100	494,102
China International Capital Corp. Ltd. Class H (c)	356,800	654,207
China Merchants Securities Co. Ltd. Class A	385,392	739,496
CITIC Securities Co. Ltd. Class A	305,225	907,411
CITIC Securities Co. Ltd. Class H	547,350	1,109,817
CNPC Capital Co. Ltd. Class A	319,900	290,668
CSC Financial Co. Ltd. Class A	116,804	394,544
Ding Yi Feng Holdings Group International Ltd. (a)	608,000	115,671
Dongxing Securities Co. Ltd. Class A	248,100	276,849
East Money Information Co. Ltd. Class A	474,358	989,636
Everbright Securities Co. Ltd. Class A	173,500	396,735
GF Securities Co. Ltd. Class A	200,500	403,711
GF Securities Co. Ltd. Class H	319,600	429,297
Guosen Securities Co. Ltd. Class A	238,500	301,491
Guotai Junan International Holdings Ltd.	1,584,000	123,373
Guotai Junan Securities Co. Ltd. Class A	383,800	765,941
Guoyuan Securities Co. Ltd. Class A	396,340	368,283
Haitong Securities Co. Ltd. Class A	197,300	269,449
Haitong Securities Co. Ltd. Class H	1,073,000	643,922
Hithink RoyalFlush Information Network Co. Ltd. Class A	16,000	328,224
Huatai Securities Co. Ltd. Class A	271,500	589,152
Huatai Securities Co. Ltd. Class H (c)	411,000	524,780
Huaxi Securities Co. Ltd. Class A	280,700	320,547
Industrial Securities Co. Ltd. Class A	433,200	381,724
Security Description	Shares	Value
Kingkey Financial International Holdings Ltd. (a) (b)	1,380,000	$ 174,441
Noah Holdings Ltd. ADR (b)	20,530	256,009
Orient Securities Co. Ltd. Class A	388,608	510,979
Pacific Securities Co. Ltd. Class A (a)	308,700	164,821
Shaanxi International Trust Co. Ltd. Class A	1,178,130	491,578
Shanxi Securities Co. Ltd. Class A	473,390	373,605
Shenwan Hongyuan Group Co. Ltd. Class A	895,810	532,390
SooChow Securities Co. Ltd. Class A	313,052	362,218
Southwest Securities Co. Ltd. Class A	602,400	340,650
Up Fintech Holding Ltd. ADR (a) (b)	23,477	120,202
Western Securities Co. Ltd. Class A	308,000	279,010
Yangzijiang Financial Holding Ltd.	584,300	154,112
Zheshang Securities Co. Ltd. Class A	308,200	426,402
		18,631,526
CHEMICALS — 2.1%
ADAMA Ltd. Class A	291,300	311,461
Anhui Huaheng Biotechnology Co. Ltd. Class A	11,611	162,729
Asia - Potash International Investment Guangzhou Co. Ltd. Class A (a)	36,800	141,881
Canmax Technologies Co. Ltd. Class A	31,040	109,492
Cathay Biotech, Inc. Class A	23,521	179,238
Chengxin Lithium Group Co. Ltd. Class A	36,700	112,632
China BlueChemical Ltd. Class H	658,000	162,991
China Kings Resources Group Co. Ltd. Class A	42,700	173,478
CNGR Advanced Material Co. Ltd. Class A	16,615	115,506
COFCO Biotechnology Co. Ltd. Class L	396,100	372,953
Do-Fluoride New Materials Co. Ltd. Class A	59,360	130,766
Dongyue Group Ltd.	455,000	342,186
Fufeng Group Ltd.	422,000	237,622
Fujian Kuncai Material Technology Co. Ltd. Class A (a)	27,900	198,401
Ganfeng Lithium Group Co. Ltd. Class A	123,900	758,459
Ganfeng Lithium Group Co. Ltd. Class H (c)	69,560	285,546
Global New Material International Holdings Ltd. (a)	271,000	141,177
Guangzhou Tinci Materials Technology Co. Ltd. Class A	58,680	217,702

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Guizhou Chitianhua Co. Ltd. Class A (a)	806,500	$ 302,199
Guizhou Zhongyida Co. Ltd. Class A (a)	105,600	134,650
Hangjin Technology Co. Ltd. Class A	44,800	198,797
Hangzhou Oxygen Plant Group Co. Ltd. Class A	32,300	143,950
Haohua Chemical Science & Technology Co. Ltd. Class A	38,900	176,193
Hengli Petrochemical Co. Ltd. Class A (a)	201,800	398,850
Hengyi Petrochemical Co. Ltd. Class A (a)	281,691	284,175
Hoshine Silicon Industry Co. Ltd. Class A	18,600	154,222
Huabao International Holdings Ltd. (b)	295,000	100,947
Huapont Life Sciences Co. Ltd. Class A	477,400	328,281
Hubei Feilihua Quartz Glass Co. Ltd. Class A	21,900	135,985
Hubei Xingfa Chemicals Group Co. Ltd. Class A	52,000	141,103
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. Class A	500,900	281,190
Inner Mongolia Yuan Xing Energy Co. Ltd. Class A	177,100	171,856
Jiangsu Cnano Technology Co. Ltd. Class A	15,399	55,164
Jiangsu Eastern Shenghong Co. Ltd. Class A	195,000	309,131
Jiangsu Yoke Technology Co. Ltd. Class A	33,900	300,579
Jinan Shengquan Group Share Holding Co. Ltd. Class A	57,000	181,505
KBC Corp. Ltd. Class A	5,687	62,024
LB Group Co. Ltd. Class A	172,800	435,691
Levima Advanced Materials Corp. Class A	36,900	98,964
Ningbo Shanshan Co. Ltd. Class A	62,900	120,003
Ningxia Baofeng Energy Group Co. Ltd. Class A	206,900	406,090
Qinghai Salt Lake Industry Co. Ltd. Class A (a)	144,900	341,280
Rongsheng Petrochemical Co. Ltd. Class A	369,800	604,511
Sanwei Holding Group Co. Ltd. Class A (a)	85,810	184,087
Satellite Chemical Co. Ltd. Class A	123,236	259,302
Shaanxi Huaqin Technology Industry Co. Ltd. Class A	6,706	160,605
Shandong Hualu Hengsheng Chemical Co. Ltd. Class A	107,464	473,471
Security Description	Shares	Value
Shandong Sinocera Functional Material Co. Ltd. Class A	58,600	$ 219,818
Shandong Weifang Rainbow Chemical Co. Ltd. Class A	13,800	135,429
Shanghai Putailai New Energy Technology Co. Ltd. Class A	67,406	270,984
Shenzhen Capchem Technology Co. Ltd. Class A	12,100	72,775
Shenzhen Dynanonic Co. Ltd. Class A	12,160	127,780
Shenzhen Rongda Photosensitive & Technology Co. Ltd. Class A	19,000	116,440
Shenzhen Senior Technology Material Co. Ltd. Class A	50,379	90,376
Sichuan Development Lomon Co. Ltd. Class A	95,600	93,950
Sichuan Lutianhua Co. Ltd. Class A (a)	160,400	94,667
Sichuan Yahua Industrial Group Co. Ltd. Class A	46,700	96,018
Sinoma Science & Technology Co. Ltd. Class A	73,100	206,284
Sinopec Shanghai Petrochemical Co. Ltd. Class H (a)	1,665,999	236,120
Skshu Paint Co. Ltd. Class A (a)	16,856	158,548
Sunresin New Materials Co. Ltd. Class A	24,200	193,979
Tianqi Lithium Corp. Class A	42,900	323,439
Tianqi Lithium Corp. Class H (b)	35,600	199,322
Tongkun Group Co. Ltd. Class A (a)	211,200	427,574
Transfar Zhilian Co. Ltd. Class A	326,000	233,121
Untrade.Lumena Newmat (a) (b) (d)	89,113	—
Wanhua Chemical Group Co. Ltd. Class A	102,500	1,242,535
Weihai Guangwei Composites Co. Ltd. Class A	26,860	101,198
Xinxiang Chemical Fiber Co. Ltd. Class A (a)	1,086,100	478,521
Yunnan Energy New Material Co. Ltd. Class A	32,207	264,791
Yunnan Yuntianhua Co. Ltd. Class A	55,600	130,420
Zangge Mining Co. Ltd. Class A	40,800	127,791
Zhejiang Jinke Tom Culture Industry Co. Ltd. Class A (a)	203,300	145,937
Zhejiang Juhua Co. Ltd. Class A	145,000	302,906
Zhejiang Sanmei Chemical Industry Co. Ltd. Class A	36,900	145,407
Zhejiang Yongtai Technology Co. Ltd. Class A	37,400	65,706
Zibo Qixiang Tengda Chemical Co. Ltd. Class A	25,600	22,558
		17,423,419

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
COMMERCIAL SERVICES & SUPPLIES — 0.2%
China Conch Environment Protection Holdings Ltd. (a) (b)	732,000	$ 157,020
China Everbright Environment Group Ltd.	1,482,925	511,233
Hongbo Co. Ltd. Class A (a)	21,000	105,868
Shanghai M&G Stationery, Inc. Class A	66,580	333,551
Zhejiang Weiming Environment Protection Co. Ltd. Class A	53,000	128,758
Zonqing Environmental Ltd. (a)	34,000	113,958
		1,350,388
COMMUNICATIONS EQUIPMENT — 0.6%
Addsino Co. Ltd. Class A	215,000	253,488
Beijing BDStar Navigation Co. Ltd. Class A (a)	16,000	67,990
BYD Electronic International Co. Ltd.	269,000	1,226,185
C Fiber Optic (a) (d)	1,131,600	—
CIG Shanghai Co. Ltd. Class A (a)	18,200	135,793
Comba Telecom Systems Holdings Ltd. (b)	1,284,310	167,265
Fiberhome Telecommunication Technologies Co. Ltd. Class A	35,600	95,526
Fujian Star-net Communication Co. Ltd. Class A	96,100	255,757
Guangzhou Haige Communications Group, Inc. Co. Class A	91,000	140,764
Hengtong Optic-electric Co. Ltd. Class A	69,100	133,918
Hytera Communications Corp. Ltd. Class A (a)	13,200	11,160
Suzhou TFC Optical Communication Co. Ltd. Class A	14,900	194,283
Tianjin 712 Communication & Broadcasting Co. Ltd. Class A	26,200	90,909
Yangtze Optical Fibre & Cable Joint Stock Co. Ltd. Class A	49,800	230,827
Yealink Network Technology Corp. Ltd. Class A	34,880	170,624
Zhongji Innolight Co. Ltd. Class A	25,000	397,351
ZTE Corp. Class A	118,900	533,322
ZTE Corp. Class H	278,997	842,493
		4,947,655
CONSTRUCTION & ENGINEERING — 0.8%
China Communications Services Corp. Ltd. Class H	1,119,600	470,321
China Conch Venture Holdings Ltd.	680,000	579,991
China Energy Engineering Corp. Ltd. Class A	520,900	161,580
China National Chemical Engineering Co. Ltd. Class A	145,800	155,691
China Railway Group Ltd. Class A	448,300	419,642
Security Description	Shares	Value
China Railway Group Ltd. Class H	1,684,000	$ 868,679
China State Construction Engineering Corp. Ltd. Class A	1,286,800	976,702
China State Construction International Holdings Ltd.	390,000	410,325
CSSC Science & Technology Co. Ltd. Class A	48,000	129,326
Metallurgical Corp. of China Ltd. Class A	946,400	476,723
Metallurgical Corp. of China Ltd. Class H	903,000	190,242
Power Construction Corp. of China Ltd. Class A	557,400	409,304
Shanghai Construction Group Co. Ltd. Class A	786,200	296,751
Sichuan Road & Bridge Group Co. Ltd. Class A	144,900	172,430
Sinoma International Engineering Co. Class A	123,100	190,587
Suzhou Gold Mantis Construction Decoration Co. Ltd. Class A	296,100	184,510
Xinte Energy Co. Ltd. Class H (a) (b)	88,000	173,711
		6,266,515
CONSTRUCTION MATERIALS — 0.5%
Anhui Conch Cement Co. Ltd. Class A	91,000	325,118
Anhui Conch Cement Co. Ltd. Class H	469,000	1,248,575
BBMG Corp. Class H	1,059,000	109,526
Beijing Oriental Yuhong Waterproof Technology Co. Ltd. Class A	86,200	315,659
China Jushi Co. Ltd. Class A	290,270	537,850
China National Building Material Co. Ltd. Class H	1,632,000	856,441
China Resources Cement Holdings Ltd.	821,163	210,747
CSG Holding Co. Ltd. Class A	401,717	310,975
Huaxin Cement Co. Ltd. Class A	146,300	300,602
Sichuan Hexie Shuangma Co. Ltd. Class A (a)	101,200	218,075
Tangshan Jidong Cement Co. Ltd. Class A	3,600	3,726
		4,437,294
CONSUMER FINANCE — 0.7%
Alibaba Health Information Technology Ltd. (a)	1,662,000	1,035,587
Dada Nexus Ltd. ADR (a)	27,337	121,650
DingDong Cayman Ltd. ADR (a) (b)	42,146	82,185
FinVolution Group ADR	25,846	128,713
JD Health International, Inc. (a) (c)	355,300	1,841,861
Jiajiayue Group Co. Ltd. Class A	101,108	157,232

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Laobaixing Pharmacy Chain JSC Class A	59,750	$ 209,616
LexinFintech Holdings Ltd. ADR	68,489	151,361
Lufax Holding Ltd. ADR	232,287	246,224
Ping An Healthcare & Technology Co. Ltd. (a) (b) (c)	208,454	486,544
Qifu Technology, Inc. ADR	44,148	678,113
Qudian, Inc. ADR (a) (b)	57,524	121,951
Sun Art Retail Group Ltd.	680,500	144,235
Yifeng Pharmacy Chain Co. Ltd. Class A	70,147	337,653
		5,742,925
CONSUMER STAPLES DISTRIBUTION & RETAIL — 0.0% (e)
Shenzhen Pagoda Industrial Group Corp. Ltd.	250,500	177,836
Sipai Health Technology Co. Ltd. (a) (b)	32,000	30,644
		208,480
CONTAINERS & PACKAGING — 0.1%
CPMC Holdings Ltd.	267,000	198,754
Greatview Aseptic Packaging Co. Ltd. (a)	324,000	88,531
Shenzhen YUTO Packaging Technology Co. Ltd. Class A	108,640	368,011
		655,296
DIVERSIFIED CONSUMER SERVICES — 0.9%
China Chunlai Education Group Co. Ltd.	124,000	115,263
China Education Group Holdings Ltd. (b)	399,000	324,525
China Maple Leaf Educational Systems Ltd. (a) (d)	1,207,497	41,050
China Yuhua Education Corp. Ltd. (a) (c)	438,000	34,674
East Buy Holding Ltd. (a) (b) (c)	146,500	691,174
Fenbi Ltd. (a)	177,000	113,226
Fu Shou Yuan International Group Ltd.	628,000	437,812
Gaotu Techedu, Inc. ADR (a) (b)	44,385	122,503
New Oriental Education & Technology Group, Inc. (a)	514,800	3,135,397
Offcn Education Technology Co. Ltd. Class A (a)	63,400	32,632
TAL Education Group ADR (a) (b)	162,054	1,476,312
Tianli International Holdings Ltd. (b)	430,000	138,907
Youdao, Inc. ADR (a) (b)	6,890	27,698
Zhejiang Yasha Decoration Co. Ltd. Class A	511,100	378,813
		7,069,986
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.2%
China Tower Corp. Ltd. Class H (c)	16,194,000	1,550,783
Security Description	Shares	Value
CITIC Telecom International Holdings Ltd.	1,013,000	$ 400,965
		1,951,748
ELECTRICAL EQUIPMENT — 1.7%
Anhui Sinonet & Xonglong Science & Technology Co. Ltd. Class A (a)	522,700	421,848
Beijing Easpring Material Technology Co. Ltd. Class A	15,500	89,565
CBAK Energy Technology, Inc. (a) (b)	96,981	79,427
Contemporary Amperex Technology Co. Ltd. Class A	124,460	3,468,293
Dajin Heavy Industry Co. Ltd. Class A	29,600	105,509
Dongfang Electric Corp. Ltd. Class A	240,800	516,915
Eve Energy Co. Ltd. Class A	74,100	458,895
Fangda Carbon New Material Co. Ltd. Class A (a)	317,560	251,930
Farasis Energy Gan Zhou Co. Ltd. Class A (a)	75,774	209,670
Fullshare Holdings Ltd. (a) (b)	4,585,000	14,636
Ginlong Technologies Co. Ltd. Class A	11,250	121,228
Goldwind Science & Technology Co. Ltd. Class A	213,800	270,854
Goldwind Science & Technology Co. Ltd. Class H	345,760	174,384
Gongniu Group Co. Ltd. Class A	15,300	217,811
GoodWe Technologies Co. Ltd. Class A	5,422	98,375
Gotion High-tech Co. Ltd. Class A (a)	66,000	210,164
Guangzhou Great Power Energy & Technology Co. Ltd. Class A (a)	10,000	45,321
Henan Pinggao Electric Co. Ltd. Class A	138,200	208,654
Hoymiles Power Electronics, Inc. Class A	4,600	173,121
Jiangsu Zhongtian Technology Co. Ltd. Class A	102,600	209,122
Jiangxi Special Electric Motor Co. Ltd. Class A (a)	56,900	69,351
JL Mag Rare-Earth Co. Ltd. Class A	63,020	143,932
Ming Yang Smart Energy Group Ltd. Class A	71,900	155,726
Nantong Jianghai Capacitor Co. Ltd. Class A	53,800	125,311
NARI Technology Co. Ltd. Class A	288,883	879,843
Ningbo Orient Wires & Cables Co. Ltd. Class A	21,100	115,292
Ningbo Ronbay New Energy Technology Co. Ltd. Class A	15,634	90,061

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Ningbo Sanxing Medical Electric Co. Ltd. Class A	90,500	$ 225,078
Pylon Technologies Co. Ltd. Class A	4,614	82,771
Qingdao TGOOD Electric Co. Ltd. Class A	87,600	219,669
Shanghai Electric Group Co. Ltd. Class A (a)	533,800	342,886
Shanghai Electric Group Co. Ltd. Class H (a)	1,520,000	355,165
Shanghai Liangxin Electrical Co. Ltd. Class A	54,150	83,168
Shanghai Moons' Electric Co. Ltd. Class A	21,200	200,455
Shenzhen Kstar Science & Technology Co. Ltd. Class A	34,500	135,950
Shenzhen Megmeet Electrical Co. Ltd. Class A	49,900	210,332
Shijiazhuang Shangtai Technology Co. Ltd. Class A	13,100	86,773
Sieyuan Electric Co. Ltd. Class A	34,700	246,137
Sungrow Power Supply Co. Ltd. Class A	48,900	600,767
Sunwoda Electronic Co. Ltd. Class A	59,900	138,944
Suzhou Maxwell Technologies Co. Ltd. Class A	12,134	210,878
TBEA Co. Ltd. Class A	178,550	363,190
Tech-Pro, Inc. (a) (b) (d)	4,481,396	—
Tellhow Sci-Tech Co. Ltd. Class A (a)	533,700	486,397
Titan Wind Energy Suzhou Co. Ltd. Class A (a)	55,700	98,698
Xiangtan Electric Manufacturing Co. Ltd. Class A (a)	91,200	200,407
Xuji Electric Co. Ltd. Class A	87,300	232,337
Zhejiang Chint Electrics Co. Ltd. Class A	122,900	392,868
Zhejiang HangKe Technology, Inc. Co. Class A	29,340	105,307
Zhejiang Narada Power Source Co. Ltd. Class A (a)	52,900	104,046
Zhuhai CosMX Battery Co. Ltd. Class A	64,651	163,363
		14,210,824
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.1%
AAC Technologies Holdings, Inc.	289,245	494,887
Accelink Technologies Co. Ltd. Class A	57,700	255,485
Anxin-China Holdings Ltd. (a) (d)	3,068,000	—
Avary Holding Shenzhen Co. Ltd. Class A	72,300	202,042
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. Class A	9,500	80,699
BOE Technology Group Co. Ltd. Class A	1,444,400	765,245
Security Description	Shares	Value
Castech, Inc. Class A	41,700	$ 160,029
CETC Cyberspace Security Technology Co. Ltd. Class A	65,300	213,133
Chaozhou Three-Circle Group Co. Ltd. Class A	74,500	316,989
China Railway Signal & Communication Corp. Ltd. Class A	475,882	344,873
China Zhenhua Group Science & Technology Co. Ltd. Class A	23,500	261,167
Eoptolink Technology, Inc.Ltd. Class A	14,000	88,392
Foxconn Industrial Internet Co. Ltd. Class A	411,700	1,113,199
GoerTek, Inc. Class A	147,400	319,250
Guangzhou Shiyuan Electronic Technology Co. Ltd. Class A	31,600	219,854
Hebei Sinopack Electronic Technology Co. Ltd. Class A (a)	9,600	131,290
Hengdian Group DMEGC Magnetics Co. Ltd. Class A	58,300	130,751
Hollysys Automation Technologies Ltd. (a) (b)	24,602	488,104
Huagong Tech Co. Ltd. Class A	49,800	230,143
IRICO Display Devices Co. Ltd. Class A (a)	232,100	189,866
Kingboard Holdings Ltd.	273,999	615,040
Kingboard Laminates Holdings Ltd.	318,500	225,297
Lens Technology Co. Ltd. Class A	184,400	310,803
Lingyi iTech Guangdong Co. Class A	276,800	217,314
Luxshare Precision Industry Co. Ltd. Class A	237,763	973,145
Maxscend Microelectronics Co. Ltd. Class A	21,453	343,625
OFILM Group Co. Ltd. Class A (a)	208,200	182,889
Raytron Technology Co. Ltd. Class A	29,576	193,635
Sai Micro Electronics, Inc. Class A (a)	63,500	184,336
Shanghai Friendess Electronic Technology Corp. Ltd. Class A	6,358	217,633
Shengyi Technology Co. Ltd. Class A	107,500	226,634
Shennan Circuits Co. Ltd. Class A	34,520	315,410
Shenzhen Fastprint Circuit Tech Co. Ltd. Class A	120,100	201,272
Shenzhen Infinova Ltd. Class A (a)	79,200	95,987
Shenzhen Kaifa Technology Co. Ltd. Class A	90,400	213,538
Shenzhen Kinwong Electronic Co. Ltd. Class A	81,500	239,944
Shenzhen SED Industry Co. Ltd. Class A	46,700	143,451
Sunny Optical Technology Group Co. Ltd.	255,900	1,787,283

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
SUPCON Technology Co. Ltd. Class A	40,650	$ 266,695
Suzhou Dongshan Precision Manufacturing Co. Ltd. Class A	126,800	301,783
TCL Technology Group Corp. Class A (a)	852,530	477,414
Tianma Microelectronics Co. Ltd. Class A (a)	195,500	247,402
Unisplendour Corp. Ltd. Class A (a)	123,176	398,484
Universal Scientific Industrial Shanghai Co. Ltd. Class A	140,600	281,557
Victory Giant Technology Huizhou Co. Ltd. Class A	49,700	152,530
Visionox Technology, Inc. Class A (a)	224,100	237,765
Wasion Holdings Ltd.	422,000	156,798
Wingtech Technology Co. Ltd. Class A (a)	52,400	313,936
Wuhan Guide Infrared Co. Ltd. Class A	397,553	415,792
Wuhan Huazhong Numerical Control Co. Ltd. Class A	18,400	110,363
Wuhan Jingce Electronic Group Co. Ltd. Class A	14,100	175,395
WUS Printed Circuit Kunshan Co. Ltd. Class A	78,910	243,800
XGD, Inc. Class A	39,900	134,994
Xiamen Faratronic Co. Ltd. Class A	9,700	129,049
Zhejiang Dahua Technology Co. Ltd. Class A	128,300	392,168
		17,128,559
ENERGY EQUIPMENT & SERVICES — 0.2%
Anton Oilfield Services Group (a)	1,282,000	71,205
China Oilfield Services Ltd. Class H	759,900	912,053
China Petroleum Engineering Corp. Class A	300,300	159,099
COFCO Capital Holdings Co. Ltd. Class A	126,200	133,549
Offshore Oil Engineering Co. Ltd. Class A	227,200	202,073
Shandong Molong Petroleum Machinery Co. Ltd. Class A (a)	312,612	191,796
Sinopec Oilfield Service Corp. Class H (a)	1,694,000	134,104
Yantai Jereh Oilfield Services Group Co. Ltd. Class A	49,600	217,101
		2,020,980
ENTERTAINMENT — 2.6%
37 Interactive Entertainment Network Technology Group Co. Ltd. Class A	84,800	252,570
Alibaba Pictures Group Ltd. (a) (b)	5,620,000	444,901
Security Description	Shares	Value
Beijing Enlight Media Co. Ltd. Class A	156,900	$ 185,203
Bilibili, Inc. Class Z (a) (b)	82,840	1,145,524
China Film Co. Ltd. Class A (a)	120,200	232,291
Cloud Music, Inc. (a) (c)	23,150	251,841
CTEG (a) (b) (d)	1,980,400	—
DouYu International Holdings Ltd. ADR (a)	54,553	53,113
G-bits Network Technology Xiamen Co. Ltd. Class A	4,246	213,076
Giant Network Group Co. Ltd. Class A	130,300	231,422
HUYA, Inc. ADR (a)	21,952	62,344
iDreamSky Technology Holdings Ltd. (a) (b) (c)	307,200	120,027
iQIYI, Inc. ADR (a) (b)	165,666	785,257
Kingnet Network Co. Ltd. Class A	97,600	168,790
Kingsoft Corp. Ltd.	360,600	1,307,614
Kunlun Tech Co. Ltd. Class A (a)	28,400	149,450
Mango Excellent Media Co. Ltd. Class A	67,866	263,705
Maoyan Entertainment (a) (c)	151,200	224,719
NetDragon Websoft Holdings Ltd.	123,500	228,334
NetEase, Inc.	636,900	12,970,824
Perfect World Co. Ltd. Class A	93,800	169,943
Star CM Holdings Ltd. (a)	26,800	88,970
Talkweb Information System Co. Ltd. Class A (a)	36,100	88,296
Tencent Music Entertainment Group ADR (a)	217,934	1,390,419
Wanda Film Holding Co. Ltd. Class A (a)	145,500	269,202
XD, Inc. (a)	85,200	154,477
Zhejiang Century Huatong Group Co. Ltd. Class A (a)	358,812	237,870
Zhejiang Daily Digital Culture Group Co. Ltd. Class A	65,200	121,348
		21,811,530
FINANCIAL SERVICES — 0.1%
AVIC Industry-Finance Holdings Co. Ltd. Class A	550,900	264,647
China Common Rich Renewable Energy Investments Ltd. (a) (b) (d)	17,589,376	—
Chong Sing Holdings FinTech Group Ltd. (a) (d)	17,798,900	—
Far East Horizon Ltd. (b)	752,000	541,542
Hi Sun Technology China Ltd. (a)	999,000	73,982
Yeahka Ltd. (a)	62,000	117,163
		997,334
FOOD PRODUCTS — 1.7%
Anjoy Foods Group Co. Ltd. Class A	12,892	219,416
Ausnutria Dairy Corp. Ltd. (b)	26,900	9,926
China Feihe Ltd. (c)	1,028,000	606,416

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
China Huishan Dairy Holdings Co. Ltd. (a) (d)	2,729,000	$ —
China Mengniu Dairy Co. Ltd.	1,054,220	3,533,428
COFCO Joycome Foods Ltd. (a) (b)	655,000	144,685
Foshan Haitian Flavouring & Food Co. Ltd. Class A	167,673	874,295
Fujian Sunner Development Co. Ltd. Class A	104,800	276,178
Guangdong Haid Group Co. Ltd. Class A	82,000	509,282
Health & Happiness H&H International Holdings Ltd.	81,000	100,528
Hebei Yangyuan Zhihui Beverage Co. Ltd. Class A	47,700	160,009
Henan Shuanghui Investment & Development Co. Ltd. Class A	118,900	430,672
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	246,100	896,138
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. Class A (a)	60,193	285,361
Juewei Food Co. Ltd. Class A	10,500	54,159
Muyuan Foods Co. Ltd. Class A	175,846	914,498
New Hope Liuhe Co. Ltd. Class A (a)	172,200	259,987
Tingyi Cayman Islands Holding Corp.	643,844	899,360
Toly Bread Co. Ltd. Class A	123,980	142,941
Uni-President China Holdings Ltd.	558,400	392,142
Want Want China Holdings Ltd.	1,806,933	1,178,959
Weilong Delicious Global Holdings Ltd.	111,800	100,639
Wens Foodstuffs Group Co. Ltd. Class A	172,000	410,302
WH Group Ltd. (c)	2,921,183	1,532,979
Yihai International Holding Ltd.	197,000	339,575
Yihai Kerry Arawana Holdings Co. Ltd. Class A	39,700	187,336
		14,459,211
GAS UTILITIES — 0.5%
Beijing Enterprises Holdings Ltd.	127,500	439,551
China Gas Holdings Ltd.	963,800	909,425
China Resources Gas Group Ltd.	351,000	1,028,550
Chongqing Gas Group Corp. Ltd. Class A	159,000	149,927
ENN Natural Gas Co. Ltd. Class A	63,600	152,066
Kunlun Energy Co. Ltd.	1,475,400	1,271,596
		3,951,115
GROUND TRANSPORTATION — 0.4%
ANE Cayman, Inc. (a)	215,000	177,340
Beijing-Shanghai High Speed Railway Co. Ltd. Class A	1,229,300	865,567
Canggang Railway Ltd.	100,000	140,452
Security Description	Shares	Value
China High Speed Railway Technology Co. Ltd. Class A (a)	782,554	$ 262,078
Daqin Railway Co. Ltd. Class A	336,003	336,199
Full Truck Alliance Co. Ltd. ADR (a) (b)	237,296	1,670,564
Guangshen Railway Co. Ltd. Class H (a)	1,028,000	227,078
		3,679,278
HEALTH CARE EQUIPMENT & SUPPLIES — 0.6%
AK Medical Holdings Ltd. (b) (c)	94,000	79,335
Angelalign Technology, Inc. (b) (c)	15,600	96,904
APT Medical, Inc. Class A	3,088	162,263
Autobio Diagnostics Co. Ltd. Class A	28,700	180,140
Intco Medical Technology Co. Ltd. Class A	56,760	174,119
iRay Technology Co. Ltd. Class A	3,085	103,766
Jafron Biomedical Co. Ltd. Class A	13,355	41,262
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. Class A	63,782	301,500
Lifetech Scientific Corp. (a)	792,000	242,701
Microport Cardioflow Medtech Corp. (a) (b) (c)	90,000	19,191
Microport Scientific Corp. (a)	260,511	393,834
Ovctek China, Inc. Class A	36,500	128,651
Peijia Medical Ltd. (a) (c)	92,000	81,993
Qingdao Haier Biomedical Co. Ltd. Class A	14,477	76,083
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	960,400	843,677
Shanghai MicroPort MedBot Group Co. Ltd. (a) (b)	75,500	174,486
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	36,800	1,362,798
Shenzhen New Industries Biomedical Engineering Co. Ltd. Class A	26,600	231,909
Sinocare, Inc. Class A	44,300	156,022
Sonoscape Medical Corp. Class A	26,600	178,058
Venus MedTech Hangzhou, Inc. Class H (a) (b) (c)	56,000	33,249
		5,061,941
HEALTH CARE PROVIDERS & SERVICES — 0.8%
Aier Eye Hospital Group Co. Ltd. Class A	303,945	749,668
Chengdu Bright Eye Hospital Co. Ltd. Class A	6,600	106,377
China Meheco Co. Ltd. Class A	54,300	92,267
China National Accord Medicines Corp. Ltd. Class A	62,620	271,855
China Resources Medical Holdings Co. Ltd.	382,500	250,544
ClouDr Group Ltd. (a)	165,700	156,140

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class A	78,100	$ 336,808
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class H	72,000	207,307
Guangzhou Kingmed Diagnostics Group Co. Ltd. Class A	11,800	100,998
Gushengtang Holdings Ltd. (a)	41,000	231,127
Huadong Medicine Co. Ltd. Class A	77,100	446,996
Hygeia Healthcare Holdings Co. Ltd. Class C (c)	118,200	662,548
Jinxin Fertility Group Ltd. (a) (b) (c)	731,000	349,080
Jointown Pharmaceutical Group Co. Ltd. Class A	236,432	351,448
Meinian Onehealth Healthcare Holdings Co. Ltd. Class A (a)	216,800	202,346
New Horizon Health Ltd. (a) (b) (c)	94,000	225,643
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	377,300	588,700
Sinopharm Group Co. Ltd. Class H	496,000	1,437,617
Topchoice Medical Corp. Class A (a)	12,900	156,165
		6,923,634
HEALTH CARE TECHNOLOGY — 0.0% (e)
Winning Health Technology Group Co. Ltd. Class A	192,400	192,512
Yidu Tech, Inc. (a) (c)	126,700	64,387
		256,899
HOTELS, RESTAURANTS & LEISURE — 5.2%
Atour Lifestyle Holdings Ltd. ADR (b)	5,100	96,135
China Travel International Investment Hong Kong Ltd.	2,288,000	438,211
H World Group Ltd. (a)	490,500	1,932,101
Haichang Ocean Park Holdings Ltd. (a) (b) (c)	1,268,000	189,427
Haidilao International Holding Ltd. (c)	564,000	1,512,286
Helens International Holdings Co. Ltd. (b)	139,500	109,721
Jiumaojiu International Holdings Ltd. (b) (c)	294,000	400,166
Meituan Class B (a) (c)	1,475,381	21,588,598
Nayuki Holdings Ltd. (a)	225,500	118,914
Shanghai Jinjiang International Hotels Co. Ltd. Class A	66,410	342,726
Songcheng Performance Development Co. Ltd. Class A	167,100	280,268
Tongcheng Travel Holdings Ltd. (a)	354,107	777,676
TravelSky Technology Ltd. Class H	429,000	743,863
Security Description	Shares	Value
Trip.com Group Ltd. (a)	189,375	$ 6,751,087
Xiabuxiabu Catering Management China Holdings Co. Ltd. (c)	307,000	129,356
Yum China Holdings, Inc.	142,045	7,914,747
		43,325,282
HOUSEHOLD DURABLES — 1.0%
Beijing Roborock Technology Co. Ltd. Class A	4,307	174,603
Chervon Holdings Ltd.	45,400	135,936
Ecovacs Robotics Co. Ltd. Class A	13,900	92,530
Edifier Technology Co. Ltd. Class A	58,400	129,853
Gree Electric Appliances, Inc. of Zhuhai Class A	148,800	741,370
Guangdong Xinbao Electrical Appliances Holdings Co. Ltd. Class A	23,800	57,591
Haier Smart Home Co. Ltd. Class A	200,000	647,840
Haier Smart Home Co. Ltd. Class H	772,800	2,432,314
Hang Zhou Great Star Industrial Co. Ltd. Class A	66,400	177,626
Hangzhou Robam Appliances Co. Ltd. Class A	66,800	247,093
Hisense Home Appliances Group Co. Ltd. Class H	162,000	414,730
Hisense Visual Technology Co. Ltd. Class A	61,100	188,355
Jason Furniture Hangzhou Co. Ltd. Class A	41,440	230,300
Joyoung Co. Ltd. Class A	123,254	240,731
JS Global Lifestyle Co. Ltd. (b) (c)	319,500	53,033
KingClean Electric Co. Ltd. Class A	61,460	224,894
Oppein Home Group, Inc. Class A	26,580	349,828
SharkNinja, Inc. (a)	18,660	865,078
Shenzhen MTC Co. Ltd. Class A	569,100	391,338
Sichuan Changhong Electric Co. Ltd. Class A	280,300	173,510
Skyworth Group Ltd.	641,793	240,923
Zhejiang Supor Co. Ltd. Class A	41,065	273,250
		8,482,726
HOUSEHOLD PRODUCTS — 0.1%
Blue Moon Group Holdings Ltd. (c)	344,000	114,200
Vinda International Holdings Ltd.	118,000	283,555
		397,755
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 1.5%
Beijing Jingneng Clean Energy Co. Ltd. Class H	890,000	185,231
CGN New Energy Holdings Co. Ltd. (b)	426,000	113,138
CGN Power Co. Ltd. Class H (c)	4,305,000	1,115,847

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
China Datang Corp. Renewable Power Co. Ltd. Class H	964,000	$ 228,942
China Longyuan Power Group Corp. Ltd. Class H	1,274,000	1,109,403
China National Nuclear Power Co. Ltd. Class A	494,200	495,166
China Power International Development Ltd. (b)	1,778,000	647,012
China Resources Power Holdings Co. Ltd.	652,092	1,243,928
China Three Gorges Renewables Group Co. Ltd. Class A	741,100	486,217
China Yangtze Power Co. Ltd. Class A	717,800	2,191,109
Concord New Energy Group Ltd.	4,120,000	341,937
Datang International Power Generation Co. Ltd. Class H (b)	1,638,287	255,203
GCL Energy Technology Co. Ltd. Class A	98,700	157,010
GD Power Development Co. Ltd. Class A	476,700	240,779
Guangdong Electric Power Development Co. Ltd. Class A (a)	179,400	147,002
Guangdong Meiyan Jixiang Hydropower Co. Ltd. Class A	1,522,901	558,096
Huadian Power International Corp. Ltd. Class H (b)	964,000	398,802
Huaneng Power International, Inc. Class A (a)	115,900	125,194
Huaneng Power International, Inc. Class H (a) (b)	1,800,129	873,419
SDIC Power Holdings Co. Ltd. Class A	191,100	308,719
Shanghai Electric Power Co. Ltd. Class A	104,200	126,858
Shenergy Co. Ltd. Class A	224,000	195,230
Sichuan Chuantou Energy Co. Ltd. Class A	296,300	601,893
Xinyi Energy Holdings Ltd.	791,655	168,806
Zhejiang Zheneng Electric Power Co. Ltd. Class A (a)	492,900	287,524
		12,602,465
INDUSTRIAL CONGLOMERATES — 0.3%
Beijing Aerospace Changfeng Co. Ltd. Class A (a)	194,200	307,596
China Baoan Group Co. Ltd. Class A	81,300	116,274
CITIC Ltd.	1,588,000	1,459,885
CITIC Resources Holdings Ltd.	2,122,000	94,831
Shanghai Industrial Holdings Ltd.	342,000	429,692
		2,408,278
INSURANCE — 3.4%
China Life Insurance Co. Ltd. Class A	152,600	759,466
Security Description	Shares	Value
China Life Insurance Co. Ltd. Class H	2,480,040	$ 3,863,262
China Pacific Insurance Group Co. Ltd. Class A	213,900	839,365
China Pacific Insurance Group Co. Ltd. Class H (b)	837,000	2,094,678
China Reinsurance Group Corp. Class H	1,321,000	80,118
China Taiping Insurance Holdings Co. Ltd.	567,891	565,582
Fanhua, Inc. ADR (a) (b)	15,183	109,469
Hubei Biocause Pharmaceutical Co. Ltd. Class A	360,300	154,292
New China Life Insurance Co. Ltd. Class A	57,200	289,150
New China Life Insurance Co. Ltd. Class H	308,800	744,415
People's Insurance Co. Group of China Ltd. Class A	282,800	229,011
People's Insurance Co. Group of China Ltd. Class H	3,062,000	1,098,619
PICC Property & Casualty Co. Ltd. Class H	2,348,287	3,016,371
Ping An Insurance Group Co. of China Ltd. Class A	337,800	2,239,404
Ping An Insurance Group Co. of China Ltd. Class H	2,070,100	11,854,669
ZhongAn Online P&C Insurance Co. Ltd. Class H (a) (c)	189,800	559,814
		28,497,685
INTERACTIVE MEDIA & SERVICES — 12.8%
Autohome, Inc. ADR	23,257	705,850
Baidu, Inc. Class A (a)	775,100	13,202,288
China Metal Recycling Holdings Ltd. (a) (b) (d)	268,085	—
Hello Group, Inc. ADR	52,458	366,157
JOYY, Inc. ADR (b)	18,174	692,611
Kanzhun Ltd. ADR (a) (b)	112,878	1,712,359
Kuaishou Technology (a) (c)	849,300	6,815,568
Meitu, Inc. (b) (c)	1,011,000	451,809
Sohu.com Ltd. ADR (a)	12,536	118,089
Tencent Holdings Ltd.	2,108,015	82,416,567
Weibo Corp. ADR	23,624	296,245
Zhihu, Inc. ADR (a) (b)	174,197	181,165
		106,958,708
IT SERVICES — 0.4%
Beijing Ultrapower Software Co. Ltd. Class A	47,000	64,896
China TransInfo Technology Co. Ltd. Class A (a)	149,400	244,839
Chinasoft International Ltd.	982,000	699,651
Chindata Group Holdings Ltd. ADR (a) (b)	62,932	522,336
Digital China Group Co. Ltd. Class A	40,500	153,478
Digital China Holdings Ltd.	286,000	90,929

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
GDS Holdings Ltd. Class A (a)	301,900	$ 416,315
INESA Intelligent Tech, Inc. Class A	81,600	166,879
Isoftstone Information Technology Group Co. Ltd. Class A	43,900	160,157
Kingsoft Cloud Holdings Ltd. (a) (b)	536,000	177,256
Taiji Computer Corp. Ltd. Class A	34,900	146,579
Vnet Group, Inc. ADR (a) (b)	48,031	150,337
		2,993,652
LEISURE EQUIPMENT & PRODUCTS — 0.1%
Alpha Group Class A (a)	134,800	149,310
Shanghai Yaoji Technology Co. Ltd. Class A	36,300	134,025
Zhejiang Cfmoto Power Co. Ltd. Class A	10,800	207,825
		491,160
LIFE SCIENCES TOOLS & SERVICES — 1.4%
Genscript Biotech Corp. (a)	394,000	1,038,848
Hangzhou Tigermed Consulting Co. Ltd. Class A	45,800	418,664
Hangzhou Tigermed Consulting Co. Ltd. Class H (b) (c)	16,000	83,965
Joinn Laboratories China Co. Ltd. Class A	29,129	95,234
Maccura Biotechnology Co. Ltd. Class A	21,800	44,972
Pharmaron Beijing Co. Ltd. Class A	94,500	403,383
Pharmaron Beijing Co. Ltd. Class H (c)	13,550	32,249
Shanghai Medicilon, Inc. Class A	4,347	45,369
Viva Biotech Holdings (a) (c)	161,500	25,983
WuXi AppTec Co. Ltd. Class A	129,584	1,532,793
WuXi AppTec Co. Ltd. Class H (b) (c)	80,600	964,810
Wuxi Biologics Cayman, Inc. (a) (c)	1,228,500	7,160,636
		11,846,906
MACHINERY — 1.7%
Anhui Heli Co. Ltd. Class A	60,700	165,127
Beijing Jingcheng Machinery Electric Co. Ltd. Class A (a)	36,600	60,282
China CSSC Holdings Ltd. Class A	150,200	575,175
China International Marine Containers Group Co. Ltd. Class H	376,590	217,342
CIMC Enric Holdings Ltd.	386,000	336,623
CRRC Corp. Ltd. Class A	1,099,500	881,320
CRRC Corp. Ltd. Class H	544,000	262,559
Dongguan Yiheda Automation Co. Ltd. Class A	27,300	133,694
First Tractor Co. Ltd. Class H (b)	452,000	230,275
Haitian International Holdings Ltd.	263,000	557,442
Hangcha Group Co. Ltd. Class A	51,900	182,148
Security Description	Shares	Value
Han's Laser Technology Industry Group Co. Ltd. Class A	80,100	$ 253,743
Hefei Meiya Optoelectronic Technology, Inc. Class A	122,180	351,829
Jiangsu Hengli Hydraulic Co. Ltd. Class A	51,996	456,033
Keda Industrial Group Co. Ltd. Class A	75,600	120,678
Leader Harmonious Drive Systems Co. Ltd. Class A	8,182	132,605
Lonking Holdings Ltd.	1,467,000	256,618
Luoyang Xinqianglian Slewing Bearing Co. Ltd. Class A	11,700	49,798
Ningbo Deye Technology Co. Ltd. Class A	9,580	101,825
North Industries Group Red Arrow Co. Ltd. Class A	43,600	88,328
RongFa Nuclear Equipment Co. Ltd. Class A (a)	119,800	91,423
Sany Heavy Equipment International Holdings Co. Ltd.	331,000	523,220
Sany Heavy Industry Co. Ltd. Class A	306,718	668,943
Shandong Himile Mechanical Science & Technology Co. Ltd. Class A	37,200	179,726
Shannon Semiconductor Technology Co. Ltd. Class A	27,700	114,286
Shenzhen Inovance Technology Co. Ltd. Class A	81,050	739,665
Siasun Robot & Automation Co. Ltd. Class A (a)	112,000	191,234
Sinotruk Hong Kong Ltd.	208,000	400,498
Weichai Power Co. Ltd. Class H	836,680	1,138,812
Wuxi Lead Intelligent Equipment Co. Ltd. Class A	45,800	171,112
XCMG Construction Machinery Co. Ltd. Class A	557,300	487,253
Xi'an Bright Laser Technologies Co. Ltd. Class A	11,134	180,326
Yangzijiang Shipbuilding Holdings Ltd.	1,027,400	1,249,530
Yantai Eddie Precision Machinery Co. Ltd. Class A	20,500	49,859
Yutong Bus Co. Ltd. Class A	97,000	176,140
Zhejiang Dingli Machinery Co. Ltd. Class A	24,800	179,556
Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A	106,900	435,773
Zhengzhou Coal Mining Machinery Group Co. Ltd. Class A	82,000	147,213
Zhuzhou CRRC Times Electric Co. Ltd. Class H	212,800	736,337
Zoomlion Heavy Industry Science & Technology Co. Ltd. Class H	833,200	453,205
		13,727,555

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
MARINE TRANSPORTATION — 0.5%
Antong Holdings Co. Ltd. Class A (a)	523,300	$ 198,956
COSCO SHIPPING Holdings Co. Ltd. Class A	87,100	117,277
COSCO SHIPPING Holdings Co. Ltd. Class H	1,375,577	1,410,380
COSCO SHIPPING Specialized Carriers Co. Ltd. Class A	179,100	131,023
Hainan Strait Shipping Co. Ltd. Class A	222,300	176,967
Orient Overseas International Ltd.	48,000	640,462
Shanghai Zhonggu Logistics Co. Ltd. Class A	124,700	168,075
SITC International Holdings Co. Ltd.	475,000	798,151
Xingtong Shipping Co. Ltd. Class A	47,100	105,051
		3,746,342
MEDIA — 0.4%
Bluefocus Intelligent Communications Group Co. Ltd. Class A (a)	139,800	149,092
China Literature Ltd. (a) (c)	149,600	547,258
China Publishing & Media Co. Ltd. Class A	87,300	109,278
China Science Publishing & Media Ltd. Class A	29,100	128,370
China South Publishing & Media Group Co. Ltd. Class A	60,556	99,739
Chinese Universe Publishing & Media Group Co. Ltd. Class A	50,400	86,678
COL Group Co. Ltd. Class A (a)	33,500	65,752
Flowing Cloud Technology Ltd. (a)	559,000	117,769
Focus Media Information Technology Co. Ltd. Class A	525,300	515,512
Jiangsu Phoenix Publishing & Media Corp. Ltd. Class A	130,200	187,283
NanJi E-Commerce Co. Ltd. Class A (a)	314,000	153,859
People.cn Co. Ltd. Class A	39,600	208,388
Shandong Publishing & Media Co. Ltd. Class A	271,813	342,110
Southern Publishing & Media Co. Ltd. Class A	55,500	119,901
Wasu Media Holding Co. Ltd. Class A	270,700	285,348
Xinhua Winshare Publishing & Media Co. Ltd. Class H	222,000	174,894
Xinhuanet Co. Ltd. Class A	31,500	132,170
		3,423,401
METALS & MINING — 2.3%
Aluminum Corp. of China Ltd. Class H	1,950,000	1,090,547
Angang Steel Co. Ltd. Class H (b)	1,051,435	263,132
Anhui Honglu Steel Construction Group Co. Ltd. Class A	49,630	192,982
Security Description	Shares	Value
Baoshan Iron & Steel Co. Ltd. Class A	881,500	$ 736,827
China Hongqiao Group Ltd.	750,500	734,990
China Nonferrous Mining Corp. Ltd.	350,000	224,787
China Northern Rare Earth Group High-Tech Co. Ltd. Class A	150,400	449,812
China Rare Earth Resources & Technology Co. Ltd. Class A	42,100	166,360
China Zhongwang Holdings Ltd. (a) (b) (d)	1,029,600	—
Chongqing Iron & Steel Co. Ltd. Class A (a)	1,243,700	261,176
Citic Pacific Special Steel Group Co. Ltd. Class A	93,500	190,061
CMOC Group Ltd. Class A	759,900	616,410
CMOC Group Ltd. Class H	1,080,000	693,629
GEM Co. Ltd. Class A	197,300	164,919
Guangdong HEC Technology Holding Co. Ltd. Class A (a)	241,400	220,004
Guangdong Hongda Holdings Group Co. Ltd. Class A	71,800	219,862
Guocheng Mining Co. Ltd. Class A	102,600	149,131
Henan Shenhuo Coal & Power Co. Ltd. Class A	101,700	238,416
Hunan Valin Steel Co. Ltd. Class A	224,600	184,347
Inner Mongolia BaoTou Steel Union Co. Ltd. Class A (a)	1,871,900	441,913
Inner Mongolia ERDOS Resources Co. Ltd. Class A	85,820	107,897
JCHX Mining Management Co. Ltd. Class A	33,900	172,484
Jiangxi Copper Co. Ltd. Class H	550,000	862,376
Jinduicheng Molybdenum Co. Ltd. Class A	126,000	191,964
Maanshan Iron & Steel Co. Ltd. Class A	830,700	301,005
Maanshan Iron & Steel Co. Ltd. Class H	84,000	13,836
MMG Ltd. (a)	1,200,000	367,729
Pangang Group Vanadium Titanium & Resources Co. Ltd. Class A (a)	492,900	248,962
Shandong Gold Mining Co. Ltd. Class A	251,120	865,473
Shandong Nanshan Aluminum Co. Ltd. Class A	389,700	167,952
Shanxi Meijin Energy Co. Ltd. Class A (a)	260,200	250,709
Shanxi Taigang Stainless Steel Co. Ltd. Class A	215,900	119,718
Shenghe Resources Holding Co. Ltd. Class A	70,800	105,630
Shougang Fushan Resources Group Ltd.	1,607,422	545,943

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Sinomine Resource Group Co. Ltd. Class A	18,220	$ 91,053
Tiangong International Co. Ltd.	358,000	116,562
Tianshan Aluminum Group Co. Ltd. Class A	151,800	136,471
Tibet Summit Resources Co. Ltd. Class A (a)	39,560	77,972
Western Superconducting Technologies Co. Ltd. Class A	20,295	127,468
Xiamen Tungsten Co. Ltd. Class A	152,100	358,030
Xinxing Ductile Iron Pipes Co. Ltd. Class A	533,100	302,193
Yintai Gold Co. Ltd. Class A	106,700	208,399
YongXing Special Materials Technology Co. Ltd. Class A	9,270	57,790
Youngy Co. Ltd. Class A	14,211	106,654
Yunnan Aluminium Co. Ltd. Class A	108,300	224,456
Zhaojin Mining Industry Co. Ltd. Class H	488,000	680,422
Zhejiang Hailiang Co. Ltd. Class A	219,700	354,921
Zhejiang Huayou Cobalt Co. Ltd. Class A	66,250	341,082
Zhongjin Gold Corp. Ltd. Class A	185,900	279,140
Zijin Mining Group Co. Ltd. Class A	452,700	753,697
Zijin Mining Group Co. Ltd. Class H	2,058,750	3,149,170
		18,926,463
OIL, GAS & CONSUMABLE FUELS — 2.9%
CGN Mining Co. Ltd. (a) (b)	1,100,000	214,892
China Coal Energy Co. Ltd. Class H	982,013	769,877
China Merchants Energy Shipping Co. Ltd. Class A	285,700	252,143
China Petroleum & Chemical Corp. Class A	864,400	720,160
China Petroleum & Chemical Corp. Class H	8,964,640	4,899,054
China Shenhua Energy Co. Ltd. Class A	224,300	960,527
China Shenhua Energy Co. Ltd. Class H	1,154,700	3,744,885
China Suntien Green Energy Corp. Ltd. Class H	764,000	264,362
COSCO SHIPPING Energy Transportation Co. Ltd. Class H	635,800	694,912
Guanghui Energy Co. Ltd. Class A	299,070	313,612
Guizhou Panjiang Refined Coal Co. Ltd. Class A	225,131	190,654
Inner Mongolia Dian Tou Energy Corp. Ltd. Class A	104,000	196,416
Jizhong Energy Resources Co. Ltd. Class A	264,900	245,057
Security Description	Shares	Value
Oriental Energy Co. Ltd. Class A (a)	150,900	$ 207,117
PetroChina Co. Ltd. Class A	1,268,336	1,389,194
PetroChina Co. Ltd. Class H	6,914,930	5,209,253
Pingdingshan Tianan Coal Mining Co. Ltd. Class A	98,600	139,528
Productive Technologies Co. Ltd. (a) (b)	1,134,000	48,506
Shaanxi Coal Industry Co. Ltd. Class A	327,500	829,791
Shan Xi Hua Yang Group New Energy Co. Ltd. Class A	140,950	162,893
Shanxi Coking Coal Energy Group Co. Ltd. Class A	145,700	201,179
Shanxi Lu'an Environmental Energy Development Co. Ltd. Class A	114,200	297,658
Sinopec Kantons Holdings Ltd.	990,000	398,182
United Energy Group Ltd.	2,944,000	432,286
Yankuang Energy Group Co. Ltd. Class A	73,500	204,286
Yankuang Energy Group Co. Ltd. Class H (b)	816,850	1,543,617
		24,530,041
PAPER & FOREST PRODUCTS — 0.2%
Lee & Man Paper Manufacturing Ltd.	958,000	280,115
Nine Dragons Paper Holdings Ltd. (a)	847,000	475,852
Shandong Chenming Paper Holdings Ltd. Class A (a)	368,800	231,837
Zhongfu Straits Pingtan Development Co. Ltd. Class A (a)	852,595	289,045
		1,276,849
PASSENGER AIRLINES — 0.3%
Air China Ltd. Class A (a)	559,400	620,382
Air China Ltd. Class H (a)	346,000	233,705
China Eastern Airlines Corp. Ltd. Class A (a)	672,600	406,196
China Eastern Airlines Corp. Ltd. Class H (a) (b)	204,000	69,547
China Southern Airlines Co. Ltd. Class A (a)	418,500	351,538
China Southern Airlines Co. Ltd. Class H (a)	636,000	309,398
Hainan Airlines Holding Co. Ltd. Class A (a)	853,400	173,356
Juneyao Airlines Co. Ltd. Class A (a)	66,500	130,522
Spring Airlines Co. Ltd. Class A (a)	24,900	186,979
		2,481,623
PERSONAL CARE PRODUCTS — 0.2%
By-health Co. Ltd. Class A	88,600	230,932

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Giant Biogene Holding Co. Ltd. (a) (b) (c)	140,000	$ 606,881
Hengan International Group Co. Ltd.	249,500	794,834
Yatsen Holding Ltd. ADR (a) (b)	93,559	93,559
Yunnan Botanee Bio-Technology Group Co. Ltd. Class A	10,400	133,195
		1,859,401
PHARMACEUTICALS — 2.1%
Asymchem Laboratories Tianjin Co. Ltd. Class A	24,200	503,880
Beijing Tongrentang Co. Ltd. Class A	43,200	324,812
Belite Bio, Inc. ADR (a) (b)	3,300	104,264
CanSino Biologics, Inc. Class A (a)	4,623	49,188
CanSino Biologics, Inc. Class H (a) (c)	18,000	56,079
Changchun High & New Technology Industry Group, Inc. Class A NVDR	11,800	225,124
Chengdu Kanghong Pharmaceutical Group Co. Ltd. Class A	76,200	166,085
China Animal Healthcare Ltd. (a) (d)	763,600	—
China Medical System Holdings Ltd.	501,300	759,133
China Resources Pharmaceutical Group Ltd. (c)	694,000	460,785
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. Class A	47,800	328,825
China Shineway Pharmaceutical Group Ltd.	271,000	270,936
Chongqing Taiji Industry Group Co. Ltd. Class A (a)	24,400	156,265
Consun Pharmaceutical Group Ltd.	334,000	217,070
CSPC Pharmaceutical Group Ltd.	2,992,240	2,193,027
Dong-E-E-Jiao Co. Ltd. Class A	27,100	182,483
Hansoh Pharmaceutical Group Co. Ltd. (c)	394,000	536,277
Hubei Jumpcan Pharmaceutical Co. Ltd. Class A	58,100	218,022
Humanwell Healthcare Group Co. Ltd. Class A	101,900	338,326
Jiangsu Hengrui Pharmaceuticals Co. Ltd. Class A	203,778	1,256,945
Jiangsu Nhwa Pharmaceutical Co. Ltd. Class A	45,100	164,101
Joincare Pharmaceutical Group Industry Co. Ltd. Class A	241,904	411,377
Livzon Pharmaceutical Group, Inc. Class A	99,100	502,454
Luye Pharma Group Ltd. (a) (b) (c)	891,500	399,544
Ocumension Therapeutics (a) (c)	153,000	149,447
Security Description	Shares	Value
Shandong Xinhua Pharmaceutical Co. Ltd. Class A	47,900	$ 132,344
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class A	103,200	405,109
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	116,500	273,703
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. Class H	411,000	134,869
Shenyang Xingqi Pharmaceutical Co. Ltd. Class A	6,020	123,560
Shenzhen Hepalink Pharmaceutical Group Co. Ltd. Class A	125,200	211,366
Shenzhen Salubris Pharmaceuticals Co. Ltd. Class A	87,100	354,461
Shijiazhuang Yiling Pharmaceutical Co. Ltd. Class A	60,200	193,843
Sichuan Kelun Pharmaceutical Co. Ltd. Class A	100,500	402,097
Sihuan Pharmaceutical Holdings Group Ltd. (b)	985,000	76,719
Simcere Pharmaceutical Group Ltd. (c)	285,000	232,895
Sino Biopharmaceutical Ltd.	3,733,250	1,348,991
SSY Group Ltd.	670,332	388,581
Structure Therapeutics, Inc. ADR (a) (b)	4,600	231,932
Tong Ren Tang Technologies Co. Ltd. Class H	427,000	339,666
United Laboratories International Holdings Ltd.	440,000	445,514
YiChang HEC ChangJiang Pharmaceutical Co. Ltd. Class H (a) (c)	161,600	137,833
Yifan Pharmaceutical Co. Ltd. Class A (a)	213,800	402,319
Yunnan Baiyao Group Co. Ltd. Class A	57,969	424,081
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. Class A	20,400	770,584
Zhejiang Huahai Pharmaceutical Co. Ltd. Class A	99,600	231,715
Zhejiang NHU Co. Ltd. Class A	185,504	413,490
Zhejiang Starry Pharmaceutical Co. Ltd. Class A	61,700	130,924
		17,781,045
REAL ESTATE MANAGEMENT & DEVELOPMENT — 3.1%
A-Living Smart City Services Co. Ltd. (a) (b) (c)	119,250	67,300
Beijing Capital Development Co. Ltd. Class A	335,300	188,227
Beijing North Star Co. Ltd. Class A (a)	808,100	234,031

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
C&D International Investment Group Ltd.	203,123	$ 494,331
China Green Electricity Investment of Tianjin Co. Ltd. Class A	56,800	85,523
China Jinmao Holdings Group Ltd.	1,932,083	249,163
China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	283,019	481,296
China Overseas Grand Oceans Group Ltd.	412,557	172,253
China Overseas Land & Investment Ltd.	1,292,362	2,679,821
China Overseas Property Holdings Ltd.	442,620	499,596
China Resources Land Ltd.	982,555	3,914,237
China Resources Mixc Lifestyle Services Ltd. (c)	240,800	971,581
China SCE Group Holdings Ltd. (a) (b)	492,000	19,160
China South City Holdings Ltd. (b)	1,812,000	105,270
China Vanke Co. Ltd. Class A	323,610	580,972
China Vanke Co. Ltd. Class H	731,464	806,942
Country Garden Holdings Co. Ltd. (a) (b)	4,054,215	471,068
Country Garden Services Holdings Co. Ltd. (b)	709,000	731,464
E-House China Enterprise Holdings Ltd. (a)	7,800	232
ESR Group Ltd. (c)	745,800	1,047,492
Gemdale Corp. Class A	235,800	220,726
GR Life Style Company Ltd. (a)	1,152,000	111,790
Grandjoy Holdings Group Co. Ltd. Class A (a)	369,700	186,226
Greentown China Holdings Ltd.	368,500	382,528
Greentown Service Group Co. Ltd. (b)	650,000	292,140
Hainan Airport Infrastructure Co. Ltd. Class A (a)	414,200	225,697
Hangzhou Binjiang Real Estate Group Co. Ltd. Class A	104,300	137,287
Hopson Development Holdings Ltd. (a)	341,889	206,482
Jiangsu Zhongnan Construction Group Co. Ltd. Class A (a)	358,200	79,155
Jinke Properties Group Co. Ltd. Class A (a)	424,700	101,428
KE Holdings, Inc. ADR	230,481	3,577,065
KWG Group Holdings Ltd. (a) (b)	719,806	83,636
KWG Living Group Holdings Ltd. (a) (b)	382,174	27,327
Longfor Group Holdings Ltd. (c)	578,253	1,039,576
LVGEM China Real Estate Investment Co. Ltd. (a) (b)	458,000	73,099
Poly Developments & Holdings Group Co. Ltd. Class A	389,600	681,262
Security Description	Shares	Value
Poly Property Group Co. Ltd.	1,376,784	$ 312,911
Poly Property Services Co. Ltd. Class H	33,000	133,359
Red Star Macalline Group Corp. Ltd. Class A	267,460	162,625
Redco Properties Group Ltd. (a) (b) (c) (d)	628,200	80,010
RiseSun Real Estate Development Co. Ltd. Class A (a)	303,400	84,952
Seazen Group Ltd. (a) (b)	895,809	163,564
Seazen Holdings Co. Ltd. Class A (a)	103,400	188,045
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class A	195,900	325,884
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class A	188,300	247,595
Shanghai Zhangjiang High-Tech Park Development Co. Ltd. Class A	58,800	189,658
Shenzhen Investment Ltd.	1,458,565	232,794
Shenzhen New Nanshan Holding Group Co. Ltd. Class A	182,400	80,864
Shenzhen Overseas Chinese Town Co. Ltd. Class A (a)	397,800	230,957
Shoucheng Holdings Ltd.	774,000	159,112
Sino-Ocean Group Holding Ltd. (a) (b)	1,628,712	94,622
SOHO China Ltd. (a) (b)	812,500	95,444
Sunac Services Holdings Ltd. (b) (c)	274,000	86,414
Tianjin Trolia Information Technology Co. Ltd. Class A (a)	175,000	117,936
Times China Holdings Ltd. (a) (b)	237,000	13,164
Xiangcai Co. Ltd. Class A	145,500	156,369
Yango Group Co. Ltd. Class A (a)	477,900	24,270
Yanlord Land Group Ltd. (a)	439,200	212,376
Yuexiu Property Co. Ltd.	596,900	688,216
Zhejiang China Commodities City Group Co. Ltd. Class A	205,900	255,476
Zhongtian Financial Group Co. Ltd. Class A (a)	1,031,300	56,620
		25,618,620
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.1%
3peak, Inc. Class A	4,226	105,567
ACM Research Shanghai, Inc. Class A	8,154	131,816
Advanced Micro-Fabrication Equipment, Inc. China Class A	23,539	486,401
Amlogic Shanghai Co. Ltd. Class A (a)	16,497	142,763
Cambricon Technologies Corp. Ltd. Class A (a)	12,846	218,545

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
China Resources Microelectronics Ltd. Class A	25,174	$ 186,894
Daqo New Energy Corp. ADR (a) (b)	19,927	603,190
Flat Glass Group Co. Ltd. Class A	55,840	217,052
Flat Glass Group Co. Ltd. Class H (b)	158,000	355,063
GalaxyCore, Inc. Class A	83,819	176,709
GCL Technology Holdings Ltd.	7,255,000	1,352,465
GigaDevice Semiconductor, Inc. Class A	31,125	421,223
Hainan Drinda New Energy Technology Co. Ltd. Class A	10,200	134,077
Hangzhou Chang Chuan Technology Co. Ltd. Class A	37,100	170,739
Hangzhou First Applied Material Co. Ltd. Class A	59,307	232,482
Hangzhou Lion Electronics Co. Ltd. Class A	26,900	121,767
Hangzhou Silan Microelectronics Co. Ltd. Class A	36,400	121,704
Hoyuan Green Energy Co. Ltd. Class A	9,224	53,021
Hua Hong Semiconductor Ltd. (a) (c)	332,000	841,038
Hwatsing Technology Co. Ltd. Class A	6,166	162,068
Ingenic Semiconductor Co. Ltd. Class A	10,300	104,205
JA Solar Technology Co. Ltd. Class A	96,078	337,326
JCET Group Co. Ltd. Class A	62,800	262,897
Jiangsu Pacific Quartz Co. Ltd. Class A	13,200	193,260
Jinko Solar Co. Ltd. Class A	182,148	252,506
JinkoSolar Holding Co. Ltd. ADR (a) (b)	13,228	401,734
Kingsemi Co. Ltd. Class A	6,389	116,174
Konfoong Materials International Co. Ltd. Class A	13,300	113,344
LONGi Green Energy Technology Co. Ltd. Class A	223,720	837,674
Loongson Technology Corp. Ltd. Class A (a)	13,255	158,061
Montage Technology Co. Ltd. Class A	44,194	301,471
National Silicon Industry Group Co. Ltd. Class A (a)	92,529	251,079
NAURA Technology Group Co. Ltd. Class A	15,600	516,663
Piotech, Inc. Class A	6,202	202,776
Qingdao Gaoce Technology Co. Ltd. Class A	17,944	113,121
Risen Energy Co. Ltd. Class A	43,800	114,463
Rockchip Electronics Co. Ltd. Class A	18,300	154,347
Sanan Optoelectronics Co. Ltd. Class A	148,700	314,718
Security Description	Shares	Value
SG Micro Corp. Class A	20,625	$ 220,157
Shanghai Aiko Solar Energy Co. Ltd. Class A	60,200	184,341
Shanghai Fudan Microelectronics Group Co. Ltd. Class A	19,627	128,499
Shanghai Fudan Microelectronics Group Co. Ltd. Class H (b)	118,000	253,120
Shenzhen Goodix Technology Co. Ltd. Class A (a)	22,600	189,839
Shenzhen SC New Energy Technology Corp. Class A	13,900	144,900
StarPower Semiconductor Ltd. Class A	8,900	219,442
TCL Zhonghuan Renewable Energy Technology Co. Ltd. Class A	143,950	461,936
Tianshui Huatian Technology Co. Ltd. Class A	95,300	117,461
TongFu Microelectronics Co. Ltd. Class A	70,200	184,708
Tongwei Co. Ltd. Class A	146,500	648,676
Trina Solar Co. Ltd. Class A	64,341	269,966
Unigroup Guoxin Microelectronics Co. Ltd. Class A (a)	35,699	427,266
Vanchip Tianjin Technology Co. Ltd. Class A (a)	13,672	107,132
Verisilicon Microelectronics Shanghai Co. Ltd. Class A (a)	19,541	160,791
Will Semiconductor Co. Ltd. Shanghai Class A	37,440	478,217
Wuhan DR Laser Technology Corp. Ltd. Class A	13,440	132,062
Wuxi Autowell Technology Co. Ltd. Class A	4,405	86,374
Xinjiang Daqo New Energy Co. Ltd. Class A	31,545	175,049
Xinyi Solar Holdings Ltd.	1,623,162	1,214,493
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. Class A	53,500	350,339
		17,135,171
SOFTWARE — 0.9%
360 Security Technology, Inc. Class A (a)	207,600	280,096
Agora, Inc. ADR (a) (b)	23,882	60,421
Beijing E-Hualu Information Technology Co. Ltd. Class A (a)	28,200	133,728
Beijing Kingsoft Office Software, Inc. Class A	13,526	688,390
Beijing Shiji Information Technology Co. Ltd. Class A (a)	114,740	180,321
Bit Digital, Inc. (a) (b)	34,273	73,344
China National Software & Service Co. Ltd. Class A	36,700	190,861
Empyrean Technology Co. Ltd. Class A	15,000	216,011
Genimous Technology Co. Ltd. Class A (a)	210,700	186,820

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Hundsun Technologies, Inc. Class A	64,891	$ 289,018
Iflytek Co. Ltd. Class A	80,200	557,655
Jiangsu Hoperun Software Co. Ltd. Class A (a)	30,500	94,819
Kingdee International Software Group Co. Ltd. (a)	1,012,000	1,245,642
Linklogis, Inc. Class B (b) (c)	358,500	80,105
Ming Yuan Cloud Group Holdings Ltd. (a) (b)	285,000	124,817
NavInfo Co. Ltd. Class A (a)	168,100	233,724
Newland Digital Technology Co. Ltd. Class A (a)	35,698	93,339
Qi An Xin Technology Group, Inc. Class A (a)	29,708	209,831
Qingdao Ainnovation Technology Group Co. Ltd. Class H (a) (c)	73,400	112,464
Sangfor Technologies, Inc. Class A (a)	21,500	275,355
Shanghai Baosight Software Co. Ltd. Class A	116,371	721,633
Shenzhen Fortune Trend Technology Co. Ltd. Class A	5,839	114,388
Thunder Software Technology Co. Ltd. Class A	19,600	205,987
Topsec Technologies Group, Inc. Class A (a)	163,600	201,195
Tuya, Inc. ADR (a) (b)	64,100	99,355
Venustech Group, Inc. Class A	55,000	213,183
Weimob, Inc. (a) (b) (c)	643,000	278,321
Yonyou Network Technology Co. Ltd. Class A	126,640	288,887
		7,449,710
SPECIALTY RETAIL — 0.6%
ATRenew, Inc. ADR (a) (b)	62,889	143,387
Beijing Caishikou Department Store Co. Ltd. Class A	116,100	231,698
China Meidong Auto Holdings Ltd.	238,000	130,368
China Tourism Group Duty Free Corp. Ltd. Class A	63,100	917,779
China Tourism Group Duty Free Corp. Ltd. Class H (c)	28,800	382,071
China Yongda Automobiles Services Holdings Ltd.	435,000	168,294
EEKA Fashion Holdings Ltd.	89,500	169,587
HLA Group Corp. Ltd. Class A	200,500	211,349
Pop Mart International Group Ltd. (c)	241,400	713,549
Shanghai Yuyuan Tourist Mart Group Co. Ltd. Class A	319,183	325,940
Topsports International Holdings Ltd. (c)	852,000	647,280
Zhongsheng Group Holdings Ltd.	268,500	755,942
		4,797,244
Security Description	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.5%
Anker Innovations Technology Co. Ltd. Class A	14,600	$ 187,887
Canaan, Inc. ADR (a) (b)	47,856	87,098
China Greatwall Technology Group Co. Ltd. Class A	134,800	194,085
IEIT Systems Co. Ltd. Class A	59,440	306,837
Legend Holdings Corp. Class H (c)	138,300	124,493
Lenovo Group Ltd.	2,300,000	2,369,938
Ninestar Corp. Class A	40,200	142,686
Shenzhen Longsys Electronics Co. Ltd. Class A (a)	10,700	128,651
Shenzhen Transsion Holdings Co. Ltd. Class A	28,091	561,916
Tsinghua Tongfang Co. Ltd. Class A (a)	160,100	159,754
Xiaomi Corp. Class B (a) (c)	5,222,600	8,228,820
		12,492,165
TEXTILES, APPAREL & LUXURY GOODS — 1.6%
361 Degrees International Ltd.	311,000	156,853
ANTA Sports Products Ltd.	408,400	4,596,674
Biem.L.Fdlkk Garment Co. Ltd. Class A	34,900	161,093
Bosideng International Holdings Ltd.	1,386,000	596,388
China Dongxiang Group Co. Ltd.	2,831,000	97,598
Golden Solar New Energy Technology Holdings Ltd. (a) (b)	342,000	275,107
Lanvin Group Holdings Ltd. (a) (b)	22,400	90,720
Lao Feng Xiang Co. Ltd. Class A	55,800	493,226
Li Ning Co. Ltd.	820,707	3,452,862
Shenzhou International Group Holdings Ltd.	278,400	2,666,037
Xtep International Holdings Ltd.	480,624	445,531
Zhejiang Semir Garment Co. Ltd. Class A	227,100	191,698
		13,223,787
TOBACCO — 0.1%
RLX Technology, Inc. ADR (a) (b)	282,527	426,616
Smoore International Holdings Ltd. (b) (c)	702,000	637,298
		1,063,914
TRADING COMPANIES & DISTRIBUTORS — 0.2%
Beijing United Information Technology Co. Ltd. Class A	11,200	51,083
Bohai Leasing Co. Ltd. Class A (a)	751,500	264,055
COSCO SHIPPING Development Co. Ltd. Class H	1,627,500	176,635
Huitongda Network Co. Ltd. Class H (a) (c)	38,700	150,217

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Jiangsu Guotai International Group Co. Ltd. Class A	243,320	$ 248,805
Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd. Class A	154,200	251,647
Shanxi Coal International Energy Group Co. Ltd. Class A	70,600	182,659
Sichuan New Energy Power Co. Ltd. Class A (a)	56,800	92,773
Xiamen C & D, Inc. Class A	186,100	253,387
Zall Smart Commerce Group Ltd. (a)	1,657,000	66,645
		1,737,906
TRANSPORTATION INFRASTRUCTURE — 0.7%
Anhui Expressway Co. Ltd. Class H	274,000	286,530
Beijing Capital International Airport Co. Ltd. Class H (a)	869,939	403,210
China Merchants Port Holdings Co. Ltd.	509,185	633,893
COSCO SHIPPING International Hong Kong Co. Ltd.	482,000	208,017
COSCO SHIPPING Ports Ltd.	401,943	262,767
Guangzhou Baiyun International Airport Co. Ltd. Class A (a)	120,800	185,699
Hainan Meilan International Airport Co. Ltd. Class H (a) (b)	124,000	113,996
Jiangsu Expressway Co. Ltd. Class H	594,795	536,936
Liaoning Port Co. Ltd. Class H	150,000	13,024
Qingdao Port International Co. Ltd. Class H (c)	838,000	413,016
Shanghai International Airport Co. Ltd. Class A (a)	78,000	405,644
Shanghai International Port Group Co. Ltd. Class A	791,900	559,762
Shenzhen Expressway Corp. Ltd. Class H	398,000	325,236
Shenzhen International Holdings Ltd.	648,152	399,723
Sichuan Expressway Co. Ltd. Class H	680,000	216,194
Yuexiu Transport Infrastructure Ltd.	320,000	169,564
Zhejiang Expressway Co. Ltd. Class H (b)	714,000	532,411
		5,665,622
WATER UTILITIES — 0.2%
Beijing Enterprises Water Group Ltd.	2,040,000	445,412
Chengdu Xingrong Environment Co. Ltd. Class A	114,200	84,015
China Water Affairs Group Ltd.	356,000	230,459
Chongqing Water Group Co. Ltd. Class A	350,900	267,783
Guangdong Investment Ltd.	1,114,000	850,593
Security Description	Shares	Value
Luenmei Quantum Co. Ltd. Class A	107,100	$ 89,376
		1,967,638
WIRELESS TELECOMMUNICATION SERVICES — 0.1%
China United Network Communications Ltd. Class A	917,000	617,983
FingerMotion, Inc. (a) (b)	12,800	79,488
		697,471
TOTAL COMMON STOCKS (Cost $1,276,479,209)		823,685,372
SHORT-TERM INVESTMENTS — 1.5%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (f) (g)	1,233,255	1,233,502
State Street Navigator Securities Lending Portfolio II (h) (i)	11,283,541	11,283,541
TOTAL SHORT-TERM INVESTMENTS (Cost $12,517,043)		12,517,043
TOTAL INVESTMENTS — 100.4% (Cost $1,288,996,252)		836,202,415
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%		(3,220,472)
NET ASSETS — 100.0%		$ 832,981,943
(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2023.
(c)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 10.1% of net assets as of September 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2023, total aggregate fair value of the securities is $121,060, representing 0.00% of the Fund's net assets.
(e)	Amount is less than 0.05% of net assets.
(f)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(g)	The rate shown is the annualized seven-day yield at September 30, 2023.
(h)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(i)	Investment of cash collateral for securities loaned.
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt

See accompanying notes to financial statements.

SPDR S&P CHINA ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

At September 30, 2023, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
MSCI China A 50 Connect Index (long)	48	10/20/2023	$2,428,294	$ 2,411,040	$ (17,254)
MSCI China Net Total Return USD Index (long)	288	12/15/2023	6,570,720	6,485,242	(85,478)
					$(102,732)

During the year ended September 30, 2023, average notional value related to futures contracts was $9,468,854.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$823,483,422	$80,890	$121,060	$823,685,372
Short-Term Investments	12,517,043	—	—	12,517,043
TOTAL INVESTMENTS	$836,000,465	$80,890	$121,060	$836,202,415
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts - Unrealized Depreciation	$ (102,732)	$ —	$ —	$ (102,732)
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (102,732)	$ —	$ —	$ (102,732)

Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	6,906,286	$ 6,907,667	$179,095,969	$184,769,336	$(798)	$—	1,233,255	$ 1,233,502	$199,228
State Street Navigator Securities Lending Portfolio II	25,099,670	25,099,670	277,201,268	291,017,397	—	—	11,283,541	11,283,541	237,196
Total		$32,007,337	$456,297,237	$475,786,733	$(798)	$—		$12,517,043	$436,424
See accompanying notes to financial statements.

SPDR S&P GLOBAL NATURAL RESOURCES ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 98.7%
AUSTRALIA — 11.9%
BHP Group Ltd.	6,300,597	$ 179,938,401
Fortescue Metals Group Ltd.	2,694,191	36,376,335
Glencore PLC	15,979,479	91,648,111
Newcrest Mining Ltd.	1,413,948	22,376,017
Rio Tinto Ltd.	590,249	43,256,490
South32 Ltd.	7,207,472	15,769,268
Woodside Energy Group Ltd.	1,687,444	39,740,389
		429,105,011
AUSTRIA — 1.3%
Mondi PLC	2,722,528	45,607,909
BRAZIL — 5.9%
Petroleo Brasileiro SA ADR	1,643,934	24,642,571
Suzano SA ADR (a)	4,306,366	46,293,434
Vale SA ADR	5,760,445	77,189,963
Wheaton Precious Metals Corp. (a)	719,935	29,351,196
Yara International ASA	915,931	34,886,953
		212,364,117
CANADA — 13.6%
Agnico Eagle Mines Ltd.	792,238	36,166,368
Barrick Gold Corp. (b)	1,944,083	28,370,383
Barrick Gold Corp. (a)(b)	843,680	12,275,544
Canadian Natural Resources Ltd.	972,309	63,171,318
Cenovus Energy, Inc. (a)	1,212,387	25,359,693
Franco-Nevada Corp.	305,066	40,915,398
Imperial Oil Ltd. (a)	155,269	9,607,844
Ivanhoe Mines Ltd. Class A (a)(c)	907,565	7,813,651
Nutrien Ltd. (a)(b)	1,567,976	97,279,458
Nutrien Ltd. (a)(b)	1,212,026	74,854,726
Suncor Energy, Inc. (a)	1,163,916	40,211,920
Teck Resources Ltd. Class B (a)	718,146	31,052,378
West Fraser Timber Co. Ltd.	331,206	24,156,970
		491,235,651
CHILE — 0.3%
Antofagasta PLC	546,694	9,535,248
CHINA — 1.3%
Wilmar International Ltd.	17,499,619	47,822,975
COLOMBIA — 0.1%
Ecopetrol SA ADR (a)	227,471	2,634,114
FINLAND — 4.4%
Neste Oyj (a)	380,969	12,959,666
Stora Enso Oyj Class R	3,438,220	43,282,163
UPM-Kymmene Oyj	2,988,609	102,741,246
		158,983,075
FRANCE — 3.8%
TotalEnergies SE	2,073,902	136,816,798
Security Description	Shares	Value
IRELAND — 1.4%
Smurfit Kappa Group PLC	1,457,772	$ 48,710,214
ISRAEL — 0.6%
ICL Group Ltd.	4,030,400	22,306,417
ITALY — 1.0%
Eni SpA	2,222,612	35,900,275
JAPAN — 1.3%
Nippon Steel Corp. (a)	1,512,500	35,525,633
Sumitomo Metal Mining Co. Ltd.	435,900	12,849,885
		48,375,518
LUXEMBOURG — 0.6%
ArcelorMittal SA	876,483	22,062,639
MEXICO — 0.3%
Southern Copper Corp.	134,766	10,146,532
NETHERLANDS — 5.1%
Shell PLC	5,801,627	184,535,391
NORWAY — 1.2%
Equinor ASA	932,121	30,760,164
Norsk Hydro ASA	2,162,307	13,655,585
		44,415,749
RUSSIA — 0.0%
Gazprom PJSC ADR (c)(d)	2,906,597	—
LUKOIL PJSC (d)	173,497	—
MMC Norilsk Nickel PJSC ADR (c)(d)	715,004	—
Novatek PJSC GDR (c)(d)	46,772	—
Novolipetsk Steel PJSC GDR (c)(d)	148,662	—
Polyus PJSC GDR (c)(d)	77,132	—
Rosneft Oil Co. PJSC (d)	1,071,162	—
Severstal PAO GDR (c)(d)	225,918	—
Tatneft PJSC ADR (c)(d)	125,610	—
		—
SOUTH AFRICA — 2.1%
Anglo American PLC	2,123,128	58,707,786
Gold Fields Ltd. ADR (a)	1,413,405	15,349,578
		74,057,364
SOUTH KOREA — 1.3%
POSCO Holdings, Inc. ADR (a)	467,226	47,890,665
SPAIN — 0.5%
Repsol SA	1,173,295	19,341,461
SWEDEN — 1.6%
Boliden AB	433,163	12,537,334
Svenska Cellulosa AB SCA Class B	3,361,440	46,395,310
		58,932,644
SWITZERLAND — 1.3%
SIG Group AG	1,949,967	48,258,912

See accompanying notes to financial statements.

SPDR S&P GLOBAL NATURAL RESOURCES ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
UNITED KINGDOM — 3.7%
BP PLC	16,200,686	$ 105,077,664
DS Smith PLC	7,744,538	27,138,395
		132,216,059
UNITED STATES — 33.5%
Amcor PLC	2,739,060	25,089,790
Archer-Daniels-Midland Co.	1,017,312	76,725,671
Avery Dennison Corp.	150,312	27,457,493
Baker Hughes Co.	324,984	11,478,435
Bunge Ltd.	282,232	30,551,614
CF Industries Holdings, Inc.	365,361	31,326,052
Chevron Corp.	572,289	96,499,371
Cleveland-Cliffs, Inc. (c)	815,468	12,745,765
ConocoPhillips	389,520	46,664,496
Corteva, Inc.	1,328,177	67,949,535
Coterra Energy, Inc.	243,642	6,590,516
Darling Ingredients, Inc. (c)	297,205	15,514,101
Devon Energy Corp.	206,156	9,833,641
Diamondback Energy, Inc.	58,169	9,009,215
EOG Resources, Inc.	187,466	23,763,190
Exxon Mobil Corp.	1,299,439	152,788,038
FMC Corp.	232,800	15,590,616
Freeport-McMoRan, Inc.	2,273,284	84,770,760
Graphic Packaging Holding Co.	572,572	12,756,904
Halliburton Co.	289,610	11,729,205
Hess Corp.	88,703	13,571,559
Ingredion, Inc.	123,082	12,111,269
International Paper Co.	646,181	22,920,040
Marathon Petroleum Corp.	135,972	20,578,002
Mosaic Co.	618,292	22,011,195
Newmont Corp. (b)	1,046,383	38,663,852
Newmont Corp. (b)	215,327	7,988,759
Nucor Corp.	398,602	62,321,423
Occidental Petroleum Corp.	230,494	14,954,451
Packaging Corp. of America	167,402	25,704,577
Phillips 66	147,208	17,687,041
Pioneer Natural Resources Co.	74,875	17,187,556
Reliance Steel & Aluminum Co.	92,952	24,374,803
Schlumberger NV	456,789	26,630,799
Scotts Miracle-Gro Co. (a)	77,388	3,999,412
Sealed Air Corp.	269,313	8,849,625
Steel Dynamics, Inc.	253,845	27,217,261
Valero Energy Corp.	115,950	16,431,275
Westrock Co.	477,260	17,085,908
Weyerhaeuser Co. REIT	1,371,157	42,039,674
		1,211,162,889
Security Description	Shares	Value
ZAMBIA — 0.6%
First Quantum Minerals Ltd. (a)	886,918	$ 21,051,182
TOTAL COMMON STOCKS (Cost $3,691,130,199)		3,563,468,809

SHORT-TERM INVESTMENTS — 2.5%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (e)(f)	19,235,146	19,238,993
State Street Navigator Securities Lending Portfolio II (g)(h)	71,141,830	71,141,830
TOTAL SHORT-TERM INVESTMENTS (Cost $90,381,344)		90,380,823
TOTAL INVESTMENTS — 101.2% (Cost $3,781,511,543)		3,653,849,632
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.2)%		(41,881,024)
NET ASSETS — 100.0%		$ 3,611,968,608
(a)	All or a portion of the shares of the security are on loan at September 30, 2023.
(b)	Reflects separate holdings of the issuer's common stock traded on different securities exchanges.
(c)	Non-income producing security.
(d)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2023, total aggregate fair value of the securities is $0, representing 0.00% of the Fund's net assets.
(e)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(f)	The rate shown is the annualized seven-day yield at September 30, 2023.
(g)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(h)	Investment of cash collateral for securities loaned.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

SPDR S&P GLOBAL NATURAL RESOURCES ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

At September 30, 2023, open futures contracts were as follows:
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P/TSX 60 Index (long)	18	12/14/2023	$ 3,214,887	$ 3,132,159	$ (82,728)
SFE S&P ASX Share Price Index 200 (long)	24	12/21/2023	2,812,911	2,743,982	(68,929)
FTSE 100 Index (long)	63	12/15/2023	5,798,239	5,898,587	100,348
E-mini S&P 500 Material Select Sector Index (long)	86	12/15/2023	7,514,680	7,220,368	(294,312)
E-mini S&P 500 Energy Select Sector (long)	181	12/15/2023	17,567,498	17,294,550	(272,948)
					$(618,569)

During the year ended September 30, 2023, average notional value related to futures contracts was $41,135,657.
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$3,563,468,809	$—	$ 0(a)	$3,563,468,809
Short-Term Investments	90,380,823	—	—	90,380,823
TOTAL INVESTMENTS	$3,653,849,632	$—	$ 0	$3,653,849,632
OTHER FINANCIAL INSTRUMENTS:
Futures Contracts - Unrealized Depreciation	$ (718,917)	$—	$—	$ (718,917)
Futures Contracts - Unrealized Appreciation	100,348	—	—	100,348
TOTAL OTHER FINANCIAL INSTRUMENTS:	$ (618,569)	$—	$—	$ (618,569)
(a)	The Fund held Level 3 securities that were valued at $0 at September 30, 2023.
Industry Breakdown as of September 30, 2023

% of Net Assets
Oil, Gas & Consumable Fuels	32.6%
Metals & Mining	32.4
Chemicals	10.2
Paper & Forest Products	8.5
Containers & Packaging	7.3
Food Products	5.1
Energy Equipment & Services	1.4
Specialized REITs	1.2
Short-Term Investments	2.5
Liabilities in Excess of Other Assets	(1.2)
TOTAL	100.0%
(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR S&P GLOBAL NATURAL RESOURCES ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	10,975,882	$10,978,077	$ 283,228,552	$ 274,959,650	$(6,613)	$(1,373)	19,235,146	$19,238,993	$1,026,972
State Street Navigator Securities Lending Portfolio II	55,536,347	55,536,347	1,711,917,075	1,696,311,592	—	—	71,141,830	71,141,830	1,214,632
Total		$66,514,424	$1,995,145,627	$1,971,271,242	$(6,613)	$(1,373)		$90,380,823	$2,241,604
See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 98.8%
AUSTRALIA — 8.7%
29Metals Ltd. (a)	295,448	$ 132,524
Abacus Group REIT (b)	425,983	287,301
Abacus Storage King REIT (a)	255,189	171,287
Accent Group Ltd. (b)	292,475	369,976
Adairs Ltd. (b)	89,227	80,910
Adbri Ltd. (a)	242,961	318,318
Aeris Resources Ltd. (a)(b)	228,981	26,601
AET&D Holdings No 1 Ltd. (a)(b)(c)	110,316	—
Alkane Resources Ltd. (a)	241,044	94,898
Appen Ltd. (a)(b)	92,675	74,167
Arafura Rare Earths Ltd. (a)(b)	809,964	135,915
ARB Corp. Ltd. (b)	48,842	986,028
Ardent Leisure Group Ltd. (a)(b)	193,626	58,734
Arena REIT (b)	233,810	507,027
Audinate Group Ltd. (a)(b)	49,373	431,138
Aurelia Metals Ltd. (a)	585,247	33,617
Aussie Broadband Ltd. (a)(b)	169,122	448,612
Austal Ltd. (b)	154,091	186,967
Australian Agricultural Co. Ltd. (a)(b)	207,460	172,724
Australian Ethical Investment Ltd.	56,693	158,433
Australian Finance Group Ltd. (b)	163,498	154,062
Australian Strategic Materials Ltd. (a)(b)	108,775	102,497
AVZ Minerals Ltd. (a)(b)(c)	1,385,022	348,618
Baby Bunting Group Ltd. (b)	96,293	131,753
Bapcor Ltd.	115,762	508,047
Bega Cheese Ltd. (b)	172,868	281,154
Bellevue Gold Ltd. (a)	468,917	419,155
Betmakers Technology Group Ltd. (a)(b)	695,743	41,311
Boss Energy Ltd. (a)	285,849	894,762
BrainChip Holdings Ltd. (a)(b)	820,458	100,609
Bravura Solutions Ltd. (a)(b)	163,911	78,812
Bubs Australia Ltd. (a)(b)	479,647	51,078
BWP Trust REIT	300,673	650,082
Calix Ltd. (a)(b)	72,121	131,262
Capricorn Metals Ltd. (a)	142,248	378,244
Cenntro Electric Group Ltd. (a)(b)	108,170	26,393
Centuria Capital Group REIT (b)	457,566	401,626
Centuria Industrial REIT (b)	245,560	477,038
Centuria Office REIT (b)	264,021	194,255
Chalice Mining Ltd. (a)(b)	151,193	226,385
Champion Iron Ltd. (b)	274,323	1,115,403
Charter Hall Retail REIT	401,646	813,958
Charter Hall Social Infrastructure REIT	266,384	433,249
Clinuvel Pharmaceuticals Ltd. (b)	22,479	213,412
Security Description	Shares	Value
Collins Foods Ltd. (b)	55,833	$ 344,851
Cooper Energy Ltd. (a)(b)	992,315	76,853
Core Lithium Ltd. (a)(b)	840,697	219,747
Costa Group Holdings Ltd.	237,447	479,667
Credit Corp. Group Ltd. (b)	28,758	359,701
Cromwell Property Group REIT	809,604	193,332
Data#3 Ltd. (b)	114,734	524,269
De Grey Mining Ltd. (a)	576,343	414,748
Deep Yellow Ltd. (a)	340,430	288,923
Deterra Royalties Ltd.	311,220	962,126
Dexus Industria REIT	152,424	251,839
Dicker Data Ltd. (b)	37,914	236,622
Elders Ltd. (b)	155,905	581,590
Electro Optic Systems Holdings Ltd. (a)(b)	49,554	31,343
EML Payments Ltd. (a)(b)	246,008	186,559
Estia Health Ltd.	108,744	214,059
EVT Ltd. (b)	35,283	250,488
Firefinch Ltd. (a)(b)(c)	448,883	17,383
FleetPartners Group Ltd. (a)(b)	160,038	283,011
G8 Education Ltd.	173,594	119,320
GDI Property Group Partnership REIT	247,445	85,440
Genesis Minerals Ltd. (a)(b)	833,599	745,137
Gold Road Resources Ltd.	508,760	531,933
GrainCorp Ltd. Class A	114,635	522,337
GUD Holdings Ltd. (b)	69,692	529,405
GWA Group Ltd.	151,473	180,368
Hansen Technologies Ltd.	106,492	363,581
Hastings Technology Metals Ltd. (a)(b)	49,396	23,113
Healius Ltd. (a)	372,020	552,234
Helia Group Ltd.	97,089	218,688
HMC Capital Ltd. REIT	202,444	615,396
HomeCo Daily Needs REIT	847,837	632,009
Hotel Property Investments Ltd. REIT (b)	109,511	192,952
HUB24 Ltd.	65,913	1,382,558
Imdex Ltd.	396,865	398,292
Imugene Ltd. (a)(b)	2,277,652	67,620
Infomedia Ltd.	231,364	235,929
Ingenia Communities Group REIT (b)	306,267	830,192
Inghams Group Ltd.	264,375	566,484
Insignia Financial Ltd. (b)	552,173	862,421
Integral Diagnostics Ltd. (b)	70,152	129,942
InvoCare Ltd. (b)	136,082	1,105,746
ioneer Ltd. (a)(b)	1,012,596	147,044
IPH Ltd.	118,607	566,462
IRESS Ltd. (b)	231,814	870,746
Iris Energy Ltd. (a)(b)	32,213	119,510
Jervois Global Ltd. (a)	178,491	4,105
Johns Lyng Group Ltd.	155,498	655,340
Judo Capital Holdings Ltd. (a)(b)	538,920	347,819
Jumbo Interactive Ltd.	14,393	143,983
Karoon Energy Ltd. (a)	665,428	1,133,793

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Kelsian Group Ltd. (b)	67,134	$ 248,271
Kogan.com Ltd. (a)	69,115	234,632
Lake Resources NL (a)(b)	858,518	99,736
Leo Lithium Ltd. (a)(b)	345,786	112,701
Lifestyle Communities Ltd. (b)	56,629	592,083
Link Administration Holdings Ltd. (b)	199,288	177,496
Lovisa Holdings Ltd.	39,905	498,096
MA Financial Group Ltd. (b)	35,912	110,325
Magellan Financial Group Ltd.	70,921	422,022
Mayne Pharma Group Ltd. (b)	51,393	107,799
McMillan Shakespeare Ltd.	45,771	475,899
Megaport Ltd. (a)(b)	72,797	552,992
Mesoblast Ltd. (a)(b)	311,331	78,364
Mincor Resources NL (a)	219,401	198,242
Monadelphous Group Ltd.	51,381	468,569
Monash IVF Group Ltd.	350,118	284,717
Morella Corp. Ltd. (a)	33,051	128
Mount Gibson Iron Ltd. (a)(b)	375,134	106,529
Myer Holdings Ltd. (b)	480,553	176,785
Nanosonics Ltd. (a)(b)	159,339	433,974
National Storage REIT	310,582	436,980
Neometals Ltd. (a)(b)	333,546	79,650
Neuren Pharmaceuticals Ltd. (a)	89,482	638,733
Nick Scali Ltd. (b)	45,811	327,596
Novonix Ltd. (a)(b)	136,829	72,855
NRW Holdings Ltd.	216,229	378,192
Nufarm Ltd.	184,231	564,788
Nuix Ltd. (a)(b)	161,558	148,584
OceanaGold Corp. (b)	353,740	695,968
OFX Group Ltd. (a)	248,053	278,562
Omni Bridgeway Ltd. (a)(b)	130,589	151,708
oOh!media Ltd.	317,180	289,662
Pact Group Holdings Ltd. (a)	57,534	25,807
Paladin Energy Ltd. (a)	1,295,133	919,467
Paradigm Biopharmaceuticals Ltd. (a)(b)	120,622	47,877
Peninsula Energy Ltd. (a)(b)	961,711	90,000
Perenti Ltd. (a)	479,979	334,561
Perpetual Ltd. (b)	51,221	692,566
Perseus Mining Ltd.	616,573	654,605
PEXA Group Ltd. (a)(b)	99,834	735,823
Pinnacle Investment Management Group Ltd. (b)	94,608	549,540
Platinum Asset Management Ltd. (b)	207,347	173,968
PointsBet Holdings Ltd.	94,566	47,911
PolyNovo Ltd. (a)(b)	386,199	325,275
PPK Mining Equipment Group Pty Ltd. (a)(c)	22,984	—
Praemium Ltd. (a)(b)	313,501	120,388
Ramelius Resources Ltd.	396,190	366,931
Red 5 Ltd. (a)	1,746,369	298,683
Regis Resources Ltd. (a)	444,725	427,668
Renascor Resources Ltd. (a)(b)	1,748,568	141,066
Security Description	Shares	Value
Resolute Mining Ltd. (a)	1,004,548	$ 223,676
RPMGlobal Holdings Ltd. (a)	155,951	150,976
Rural Funds Group REIT (b)	310,757	353,993
Sandfire Resources Ltd. (a)	255,896	1,017,356
Sayona Mining Ltd. (a)(b)	8,014,928	481,074
Select Harvests Ltd. (b)	52,992	137,146
Service Stream Ltd. (b)	237,032	142,272
Sigma Healthcare Ltd.	493,064	219,574
Silver Lake Resources Ltd. (a)	391,982	213,772
Silver Mines Ltd. (a)	1,016,042	111,478
SiteMinder Ltd. (a)(b)	95,546	285,511
SmartGroup Corp. Ltd. (b)	107,741	575,758
SolGold PLC (a)(b)	746,704	113,924
Solvar Ltd. (b)	92,493	62,381
Southern Cross Media Group Ltd. (b)	153,928	75,502
Southern Cross Payment Ltd. (a)(b)(c)	218,742	—
St Barbara Ltd. (a)	389,252	43,964
Strike Energy Ltd. (a)(b)	1,890,522	494,158
Symbio Holdings Ltd. (b)	50,879	86,690
Syrah Resources Ltd. (a)(b)	317,727	104,581
Tabcorp Holdings Ltd.	1,134,698	688,394
Talga Group Ltd. (a)(b)	184,941	142,636
Temple & Webster Group Ltd. (a)(b)	36,272	140,460
Tyro Payments Ltd. (a)(b)	196,969	172,253
United Malt Group Ltd. (a)	116,528	371,523
Vulcan Energy Resources Ltd. (a)(b)	68,790	128,308
Waypoint REIT Ltd.	469,126	681,241
Webjet Ltd. (a)(b)	182,057	793,122
Weebit Nano Ltd. (a)(b)	93,976	192,874
West African Resources Ltd. (a)	430,989	214,183
Westgold Resources Ltd. (a)	220,463	241,176
Zip Co. Ltd. (a)(b)	274,885	47,901
		57,747,983
AUSTRIA — 0.4%
ams-OSRAM AG (a)	156,977	740,613
AT&S Austria Technologie & Systemtechnik AG	13,667	405,448
DO & Co. AG	4,083	448,714
Kontron AG	25,505	495,243
Palfinger AG	5,892	139,423
Porr Ag	8,792	109,282
Schoeller-Bleckmann Oilfield Equipment AG	5,457	322,390
		2,661,113
BELGIUM — 0.6%
AGFA-Gevaert NV (a)	101,837	197,311
Care Property Invest NV REIT (b)	6,314	79,417
Fagron	25,845	440,824
Gimv NV	2,550	111,637

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Intervest Offices & Warehouses NV REIT	16,076	$ 233,180
Kinepolis Group NV (b)	9,704	483,911
Materialise NV ADR (a)	20,465	112,353
Montea NV REIT	6,429	458,091
Ontex Group NV (a)	44,353	326,363
Recticel SA (b)	33,114	328,858
Retail Estates NV REIT	6,289	377,536
X-Fab Silicon Foundries SE (a)(d)	49,767	515,843
Xior Student Housing NV REIT	12,444	357,045
		4,022,369
BERMUDA — 0.0% (e)
Conduit Holdings Ltd.	57,035	320,573
BOSNIA AND HERZEGOVINA — 0.0% (e)
Adriatic Metals PLC CDI (a)	82,359	193,482
BRAZIL — 0.1%
ERO Copper Corp. (a)(b)	54,940	951,697
BURKINA FASO — 0.1%
IAMGOLD Corp. (a)	227,357	492,719
CANADA — 7.9%
AbCellera Biologics, Inc. (a)(b)	159,200	732,320
ADENTRA, Inc. (b)	10,253	232,664
Advantage Energy Ltd. (a)(b)	206,680	1,417,103
Aecon Group, Inc. (b)	31,892	267,732
Ag Growth International, Inc. (b)	7,142	281,243
Aimia, Inc. (a)(b)	72,443	165,033
Alaris Equity Partners Income	25,833	262,725
Algoma Steel Group, Inc. (b)	39,875	271,634
Altius Minerals Corp. (b)	41,039	666,580
Altus Group Ltd. (b)	24,912	866,392
Andlauer Healthcare Group, Inc. (b)	6,879	210,288
Artis Real Estate Investment Trust	134,713	643,673
Athabasca Oil Corp. (a)	307,557	989,551
Atrium Mortgage Investment Corp. Class C (b)	39,170	305,364
Aurinia Pharmaceuticals, Inc. (a)	59,559	462,773
Aurora Cannabis, Inc. (a)(b)	513,513	300,056
AutoCanada, Inc. (a)(b)	18,603	334,083
Aya Gold & Silver, Inc. (a)	67,066	361,621
Badger Infrastructure Solution (b)	16,992	435,986
Birchcliff Energy Ltd. (b)	118,500	678,395
Bitfarms Ltd. (a)	107,751	116,358
Calian Group Ltd. (b)	4,582	172,943
Calibre Mining Corp. (a)	118,420	113,865
Canaccord Genuity Group, Inc. (b)	61,826	368,578
Canopy Growth Corp. (a)(b)	361,197	280,515
Cardinal Energy Ltd. (b)	69,753	381,784
Cargojet, Inc. (b)	62	4,129
Security Description	Shares	Value
Cascades, Inc. (b)	28,655	$ 260,057
Centerra Gold, Inc. (b)	120,267	590,660
Cineplex, Inc. (a)	50,974	357,044
Cogeco, Inc. (b)	7,714	281,116
Colossus Minerals, Inc. (a)(b)(c)	390	—
Converge Technology Solutions Corp. (b)	88,963	182,927
Corus Entertainment, Inc. Class B (b)	179,132	136,469
Cronos Group, Inc. (a)(b)	99,332	199,105
Denison Mines Corp. (a)(b)	339,263	559,583
dentalcorp Holdings Ltd. (a)(b)	52,325	228,341
Diversified Royalty Corp. (b)	69,878	132,313
Doman Building Materials Group Ltd.	65,301	356,451
Dream Office Real Estate Investment Trust	40,693	290,449
DREAM Unlimited Corp. Class A (b)	24,727	336,156
Dundee Precious Metals, Inc.	86,781	539,172
Dye & Durham Ltd. (b)	24,472	240,557
ElectraMeccanica Vehicles Corp. (a)	63,517	41,604
Endeavour Silver Corp. (a)(b)	92,203	226,416
Enghouse Systems Ltd.	13,882	307,827
Equinox Gold Corp. (a)(b)	122,479	517,275
Exchange Income Corp. (b)	23,654	784,501
Extendicare, Inc. (b)	51,503	231,230
Fiera Capital Corp. (b)	63,813	265,258
Fission Uranium Corp. (a)(b)	228,500	155,488
Fortuna Silver Mines, Inc. (a)(b)	121,721	333,112
GASFRAC Energy Services, Inc. (a)(c)	21,904	—
Global Atomic Corp. (a)(b)	124,221	209,485
goeasy Ltd. (b)	6,284	495,609
GoGold Resources, Inc. (a)	200,556	179,492
Gold Royalty Corp.	51,444	65,848
Headwater Exploration, Inc. (b)	122,882	650,766
Heroux-Devtek, Inc. (a)(b)	12,709	150,590
Hudbay Minerals, Inc. (b)	204,141	998,056
Hut 8 Mining Corp. (a)(b)	94,789	187,194
i-80 Gold Corp. (a)(b)	35,328	53,567
Interfor Corp. (a)(b)	30,216	450,335
InterRent Real Estate Investment Trust	59,760	552,073
Jamieson Wellness, Inc. (b)(d)	28,983	522,423
K92 Mining, Inc. (a)	115,636	493,506
Karora Resources, Inc. (a)	126,097	357,213
Killam Apartment Real Estate Investment Trust	57,041	734,951
Knight Therapeutics, Inc. (a)(b)	80,255	267,121
Labrador Iron Ore Royalty Corp. (b)	30,625	728,250
Largo, Inc. (a)	19,127	54,467
Laurentian Bank of Canada (b)	41,049	919,048

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Li-Cycle Holdings Corp. (a)	52,334	$ 185,786
Lightstream Resources Ltd. (a)(b)(c)	64,736	—
MAG Silver Corp. (a)(b)	55,377	575,069
Major Drilling Group International, Inc. (a)	36,281	221,926
Marathon Gold Corp. (a)	92,170	40,904
Martinrea International, Inc. (b)	76,554	708,351
Milestone Pharmaceuticals, Inc. (a)	21,611	66,994
Minto Apartment Real Estate Investment Trust (d)	21,259	214,320
Morguard North American Residential Real Estate Investment Trust	22,799	250,418
MTY Food Group, Inc. (b)	10,914	468,366
Mullen Group Ltd. (b)	66,088	655,992
Neptune Wellness Solutions, Inc. (a)	224	296
New Gold, Inc. (a)	378,981	350,389
NFI Group, Inc. (a)(b)	38,018	363,308
North American Construction Group Ltd. (b)	20,730	451,246
North West Co., Inc. (b)	30,239	764,921
NuVista Energy Ltd. (a)(b)	104,891	1,008,567
Optiva, Inc. (a)	2	8
Orla Mining Ltd. (a)(b)	107,825	382,811
Osisko Mining, Inc. (a)(b)	172,544	313,948
Parex Resources, Inc. (b)	54,246	1,022,730
Park Lawn Corp. (b)	14,234	196,665
Peyto Exploration & Development Corp. (b)	137,338	1,390,649
Polaris Renewable Energy, Inc. (b)	30,942	324,525
Poseidon Concepts Corp. (a)(c)	43,064	—
Precision Drilling Corp. (a)	13,791	928,342
Real Matters, Inc. (a)(b)	41,446	190,063
Repare Therapeutics, Inc. (a)	22,633	273,407
Richelieu Hardware Ltd. (b)	19,432	571,749
Rogers Sugar, Inc. (b)	70,203	279,877
Russel Metals, Inc. (b)	35,645	1,002,384
Sandstorm Gold Ltd. (b)	115,765	543,719
Savaria Corp. (b)	26,084	273,766
Seabridge Gold, Inc. (a)(b)	26,041	275,048
Secure Energy Services, Inc. (b)	164,286	906,489
Shawcor Ltd. (a)(b)	57,139	671,552
Sienna Senior Living, Inc. (b)	42,083	332,742
Silvercorp Metals, Inc. (b)	69,450	162,324
SilverCrest Metals, Inc. (a)(b)	94,562	419,654
Skeena Resources Ltd. (a)	41,461	190,439
Slate Grocery REIT Class U,	12,135	99,719
Sleep Country Canada Holdings, Inc. (b)(d)	18,646	320,926
SNDL, Inc. (a)(b)	149,251	283,577
Solaris Resources, Inc. (a)(b)	58,315	226,876
Security Description	Shares	Value
Southern Pacific Resource Corp. (a)(c)	281,142	$ —
Sprott, Inc. (b)	14,204	434,630
Stelco Holdings, Inc. (b)	24,363	676,290
SunOpta, Inc. (a)	35,044	118,098
Superior Plus Corp. (b)	68,800	522,107
Tamarack Valley Energy Ltd. (b)	276,350	797,163
Taseko Mines Ltd. (a)(b)	106,110	133,422
TECSYS, Inc. (b)	4,752	98,414
Tilray Brands, Inc. (a)(b)	292,428	698,626
Timbercreek Financial Corp. (b)	28,386	141,930
Torex Gold Resources, Inc. (a)	41,886	437,758
Transcontinental, Inc. Class A (b)	37,677	317,969
Trisura Group Ltd. (a)(b)	32,878	732,703
True North Commercial Real Estate Investment Trust	56,150	88,877
Twin Butte Energy Ltd. (a)(c)	83,708	—
Valeura Energy, Inc. (a)	174	443
Victoria Gold Corp. (a)	35,654	154,008
Wajax Corp. (b)	13,106	272,783
Well Health Technologies Corp. (a)	152,814	469,067
Wesdome Gold Mines Ltd. (a)(b)	97,470	511,141
Western Forest Products, Inc. (b)	210,469	127,651
Westshore Terminals Investment Corp. (b)	32,254	600,945
		52,191,360
CHINA — 0.3%
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	87,000	143,966
BOE Varitronix Ltd. (b)	175,000	162,222
China Tobacco International HK Co. Ltd. (b)	192,000	274,571
China Youzan Ltd. (a)(b)	7,636,000	112,124
Inspur Digital Enterprise Technology Ltd.	368,000	87,867
Theme International Holdings Ltd. (a)(b)	2,150,000	178,438
TI Fluid Systems PLC (d)	181,670	273,180
Towngas Smart Energy Co. Ltd. (b)	959,888	422,839
VSTECS Holdings Ltd.	560,000	314,613
Zensun Enterprises Ltd. (a)(b)	87,151	1,948
		1,971,768
COLOMBIA — 0.0% (e)
Aris Mining Corp. (a)(b)	39,007	89,151
Gran Tierra Energy, Inc. (a)	19,037	132,639
		221,790
DENMARK — 0.8%
Amagerbanken AS (a)(c)	308,573	—

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Atlantic Sapphire ASA (a)	7,064	$ 1,038
Bavarian Nordic AS (a)	47,773	1,075,082
Better Collective AS (a)	13,925	314,025
cBrain AS	9,377	266,005
Cementir Holding NV	38,495	305,674
D/S Norden AS	8,618	480,871
H+H International AS Class B (a)	33,118	335,732
Matas AS	29,676	411,230
NTG Nordic Transport Group AS Class A (a)	8,133	419,745
Per Aarsleff Holding AS	12,975	596,874
Scandinavian Tobacco Group AS Class A (d)	33,470	510,851
Spar Nord Bank AS	39,038	606,366
		5,323,493
EGYPT — 0.1%
Centamin PLC	747,901	762,686
FINLAND — 0.8%
Aktia Bank Oyj	26,668	256,936
Caverion Oyj	74,603	680,069
Citycon Oyj (a)(b)	55,687	312,776
Finnair Oyj (a)	351,196	191,864
F-Secure Oyj	71,535	132,238
Harvia Oyj	6,749	182,782
Jervois Global Ltd. (a)(b)	1,855,609	41,916
Kamux Corp. (b)	16,068	94,502
Marimekko Oyj	16,902	188,076
Musti Group Oyj (a)	20,852	397,387
Nokian Renkaat Oyj	60,068	473,671
QT Group Oyj (a)	7,999	440,724
Revenio Group Oyj (b)	15,786	342,625
Terveystalo Oyj (b)(d)	29,735	238,003
Tokmanni Group Corp.	24,599	342,481
Uponor Oyj	15,711	473,072
WithSecure Oyj (a)(b)	71,535	77,858
YIT Oyj (b)	80,005	184,149
		5,051,129
FRANCE — 1.2%
AB Science SA (a)(b)	23,583	59,300
Atos SE (a)(b)	47,647	333,349
Aubay	6,013	246,693
Beneteau SA	31,360	380,499
Boiron SA (b)	3,647	207,350
Bonduelle SCA (b)	14,642	163,703
Carbios SACA (a)(b)	7,430	173,063
Casino Guichard Perrachon SA (a)(b)	23,584	35,432
Chargeurs SA (b)	11,928	101,914
Cie des Alpes	6,385	87,882
Clariane SE (b)	24,886	150,184
Criteo SA ADR (a)	41,317	1,206,456
DBV Technologies SA (a)(b)	26,502	74,637
Derichebourg SA (b)	33,516	169,619
Elior Group SA (a)(b)(d)	69,161	142,128
Security Description	Shares	Value
Esker SA (b)	2,534	$ 335,896
Etablissements Maurel et Prom SA	47,833	247,746
Euroapi SA (a)	26,588	335,830
Fnac Darty SA	13,733	337,324
GL Events	10,009	172,943
ID Logistics Group SACA (a)	1,221	322,537
Innate Pharma SA (a)(b)	57,444	155,392
Kaufman & Broad SA	10,332	301,916
Maisons du Monde SA (d)	30,448	234,845
Manitou BF SA (b)	6,745	162,107
McPhy Energy SA (a)(b)	7,662	41,859
Mersen SA	9,989	399,767
Nanobiotix SA (a)(b)	15,227	133,809
Nexity SA (b)	26,844	397,043
Orpea SA (a)(b)	23,975	36,159
Quadient SA	20,596	416,495
SMCP SA (a)(b)(d)	31,814	129,343
Solutions 30 SE (a)(b)	83,484	169,353
Valneva SE (a)(b)	46,833	274,599
		8,137,172
GABON — 0.0% (e)
BW Energy Ltd. (a)	58,477	150,302
GERMANY — 2.7%
2G Energy AG	6,216	159,265
About You Holding SE (a)	22,027	123,718
ADLER Group SA (a)(b)(d)	59,714	30,726
Affimed NV (a)	74,002	35,366
Amadeus Fire AG	3,570	422,575
ATAI Life Sciences NV (a)(b)	48,178	62,150
Atoss Software AG	993	206,062
Aumann AG (d)	391	6,218
Bilfinger SE	21,152	726,483
Borussia Dortmund GmbH & Co. KGaA (a)	53,596	222,723
CANCOM SE	18,074	483,371
Ceconomy AG (a)	118,097	250,821
Cewe Stiftung & Co. KGAA	3,582	334,114
CropEnergies AG	14,334	120,195
Deutsche Beteiligungs AG	8,882	296,220
Deutsche Pfandbriefbank AG (d)	102,957	733,608
Deutz AG	69,160	306,073
DIC Asset AG (b)	50,312	208,544
Draegerwerk AG & Co. KGaA Preference Shares	5,583	250,922
Eckert & Ziegler Strahlen- und Medizintechnik AG	9,148	313,034
Elmos Semiconductor SE	9,107	616,126
ElringKlinger AG	14,969	93,030
flatexDEGIRO AG (a)	31,501	276,686
GFT Technologies SE	13,341	372,612
GRENKE AG	8,126	178,090
Hamborner REIT AG	55,409	378,385
Hamburger Hafen und Logistik AG	13,840	246,465

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Heidelberger Druckmaschinen AG (a)	83,964	$ 107,654
Hornbach Holding AG & Co. KGaA	7,060	451,850
Hypoport SE (a)	2,006	272,490
Indus Holding AG	23,744	505,293
Instone Real Estate Group SE (d)	25,012	155,446
Jenoptik AG	26,541	674,407
JOST Werke SE (d)	8,771	421,598
Jumia Technologies AG ADR (a)	38,344	101,228
Kloeckner & Co. SE	60,784	439,867
Lilium NV (a)	103,423	73,772
LPKF Laser & Electronics SE (a)	9,488	71,373
MBB SE	2,722	219,026
Medios AG (a)	7,340	117,190
Montana Aerospace AG (a)(d)	11,271	138,731
MorphoSys AG (a)	20,935	572,520
Nagarro SE (a)(b)	6,167	447,584
New Work SE	1,006	105,445
Norma Group SE	18,662	346,760
Patrizia SE	28,587	227,604
Pfeiffer Vacuum Technology AG	4,056	628,684
PVA TePla AG (a)	9,115	148,425
SAF-Holland SE	36,528	472,210
Salzgitter AG	13,259	352,353
Secunet Security Networks AG	697	148,328
SFC Energy AG (a)	7,285	152,100
SGL Carbon SE (a)(b)	17,132	119,805
Sirius Real Estate Ltd.	532,889	560,335
Stabilus SE	9,530	534,259
STRATEC SE	2,178	102,039
SUESS MicroTec SE	11,905	276,037
TAG Immobilien AG (a)	82,612	868,707
Takkt AG	18,518	251,740
Vossloh AG	4,688	196,055
		17,714,497
GHANA — 0.1%
Tullow Oil PLC (a)	1,120,230	469,530
GREECE — 0.0% (e)
TT Hellenic Postbank SA (a)(c)	129,076	—
GUERNSEY — 0.1%
Balanced Commercial Property Trust Ltd. REIT	563,825	467,272
HONG KONG — 1.2%
Aidigong Maternal & Child Health Ltd. (a)	3,790,000	142,757
Alliance International Education Leasing Holdings Ltd. (a)(b)(d)	651,000	123,021
Apollo Future Mobility Group Ltd. (a)	1,445,072	11,071
Security Description	Shares	Value
Cafe de Coral Holdings Ltd.	177,191	$ 191,629
Canvest Environmental Protection Group Co. Ltd. (b)	503,000	290,939
China Ocean Resources Co. Ltd. (a)(b)(c)	26,593	—
Chow Sang Sang Holdings International Ltd.	68,000	83,960
C-Mer Eye Care Holdings Ltd. (a)	384,000	186,806
Cowell e Holdings, Inc. (a)(b)	166,000	331,074
Dah Sing Financial Holdings Ltd.	42,000	88,807
EC Healthcare (b)	167,000	64,822
Gold Fin Holdings (a)(c)	1,158,000	—
Haitong International Securities Group Ltd. (a)(b)	1,880,410	170,469
HKBN Ltd.	758,000	308,742
Hong Kong Technology Venture Co. Ltd. (a)(b)	360,000	138,818
Hutchison Port Holdings Trust Stapled Security	2,877,800	494,982
Hutchison Telecommunications Hong Kong Holdings Ltd.	774,000	105,745
Long Well International Holdings Ltd. (a)(c)	2,380,000	—
Luk Fook Holdings International Ltd.	170,000	440,637
Melco International Development Ltd. (a)(b)	830,000	665,539
Modern Dental Group Ltd.	206,000	84,432
Pacific Basin Shipping Ltd.	1,847,000	532,980
Pacific Textiles Holdings Ltd.	996,000	206,020
PAX Global Technology Ltd.	457,000	322,684
Peace Mark Holdings Ltd. (a)(c)	504,228	—
Perfect Medical Health Management Ltd.	494,000	237,796
Prosperity REIT	1,187,000	219,763
Realord Group Holdings Ltd. (a)(b)	146,000	103,835
Sa Sa International Holdings Ltd. (a)	773,248	101,693
Shenzhou Space Park Group Ltd. (a)(c)	780,000	—
Shun Tak Holdings Ltd. (a)	1,054,849	153,543
SMI Holdings Group Ltd. (a)(b)(c)	608,081	—
Sunlight Real Estate Investment Trust	595,000	186,131
Superb Summit International Group Ltd. (a)(b)(c)	1,685,500	—
Texhong International Group Ltd. (a)(b)	243,500	134,624
Truly International Holdings Ltd. (b)	914,000	84,026
Value Partners Group Ltd. (b)	460,000	145,074

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Vitasoy International Holdings Ltd.	598,000	$ 723,844
Viva Goods Company Ltd. (a)	1,424,000	236,368
Yuexiu Real Estate Investment Trust (b)	1,665,000	280,623
Zhuguang Holdings Group Co. Ltd. (a)(b)	1,438,000	139,543
		7,732,797
INDONESIA — 0.2%
First Pacific Co. Ltd.	1,440,000	569,980
First Resources Ltd.	239,600	268,582
Nickel Industries Ltd.	991,322	479,850
		1,318,412
IRAQ — 0.1%
Genel Energy PLC (b)	123,650	120,888
Gulf Keystone Petroleum Ltd. (b)	180,971	226,185
		347,073
IRELAND — 0.5%
Amarin Corp. PLC ADR (a)(b)	151,460	139,343
C&C Group PLC	191,354	324,644
Cairn Homes PLC	175,590	203,381
COSMO Pharmaceuticals NV	5,234	228,287
Dalata Hotel Group PLC	151,663	644,702
Fineos Corp. Ltd. CDI (a)	158,470	204,553
GH Research PLC (a)	10,704	107,575
Glenveagh Properties PLC (a)(b)(d)	256,921	271,199
Greencore Group PLC (a)	410,796	380,560
Irish Residential Properties REIT PLC (b)	380,981	374,725
Origin Enterprises PLC (b)	67,046	231,411
Uniphar PLC (b)	108,854	259,311
		3,369,691
ISRAEL — 2.7%
Ashdod Refinery Ltd. (a)	6,291	174,337
AudioCodes Ltd.	17,478	176,703
Azorim-Investment Development & Construction Co. Ltd. (a)	60,388	217,156
Blue Square Real Estate Ltd.	2,495	142,412
Cellcom Israel Ltd. (a)	39,401	127,507
Ceragon Networks Ltd. (a)(b)	52,622	107,875
Clal Insurance Enterprises Holdings Ltd. (a)	41,684	646,118
Cognyte Software Ltd. (a)	28,859	138,812
Compugen Ltd. (a)(b)	60,477	56,244
Danel Adir Yeoshua Ltd.	2,884	236,053
Delek Automotive Systems Ltd.	44,178	272,705
Delta Galil Ltd.	6,292	243,945
Elco Ltd.	7,834	231,707
Electra Consumer Products 1970 Ltd.	11,138	237,944
Electreon Wireless Ltd. (a)	2,428	47,948
Security Description	Shares	Value
FIBI Holdings Ltd.	5,318	$ 241,664
Formula Systems 1985 Ltd.	6,422	474,017
Fox Wizel Ltd.	5,292	367,118
G City Ltd.	108,291	331,956
Gilat Satellite Networks Ltd. (a)(b)	22,832	146,810
Hilan Ltd.	6,616	343,226
IDI Insurance Co. Ltd.	7,753	181,392
Innoviz Technologies Ltd. (a)(b)	69,811	136,132
Inrom Construction Industries Ltd.	82,981	256,332
Isracard Ltd.	70,411	291,299
Israel Canada T.R Ltd.	105,736	264,048
Isras Investment Co. Ltd.	1,385	258,992
Ituran Location & Control Ltd.	15,437	461,566
Kornit Digital Ltd. (a)	20,419	386,123
Magic Software Enterprises Ltd.	13,548	152,957
Matrix IT Ltd.	25,868	529,998
Mediterranean Towers Ltd.	52,683	118,347
Mega Or Holdings Ltd. REIT (a)	13,480	241,450
Menora Mivtachim Holdings Ltd.	14,745	344,321
Migdal Insurance & Financial Holdings Ltd.	412,334	506,022
Nano Dimension Ltd. ADR (a)(b)	127,239	346,090
Nano-X Imaging Ltd. (a)(b)	62,532	410,210
Oil Refineries Ltd.	2,277,883	753,311
One Software Technologies Ltd.	24,703	311,529
Oramed Pharmaceuticals, Inc. (a)(b)	14,054	36,681
Partner Communications Co. Ltd. (a)	87,295	342,576
Paz Oil Co. Ltd. (a)	6,291	519,706
Perion Network Ltd. (a)(b)	26,661	816,626
Radware Ltd. (a)	28,569	483,388
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	8,213	470,732
Reit 1 Ltd.	128,887	526,449
Sapiens International Corp. NV	27,574	792,381
Sella Capital Real Estate Ltd. REIT	162,240	336,668
Shufersal Ltd. (a)	97,682	453,899
Silicom Ltd. (a)	7,524	196,376
Sisram Medical Ltd. (b)(d)	111,200	89,166
Summit Real Estate Holdings Ltd. REIT	13,381	171,946
Taboola.com Ltd. (a)(b)	73,837	279,842
Tel Aviv Stock Exchange Ltd. (a)	52,655	302,901
Tremor International Ltd. ADR (a)(b)	16,908	59,685

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
ZIM Integrated Shipping Services Ltd.	77,900	$ 814,055
		17,605,453
ITALY — 1.4%
AMCO - Asset Management Co. SpA Class B (a)(b)(c)	325	—
Anima Holding SpA (d)	165,325	694,900
Arnoldo Mondadori Editore SpA	165,593	375,188
Ascopiave SpA	42,948	90,215
Avio SpA (a)(b)	7,871	67,667
Banca IFIS SpA	15,827	274,309
BFF Bank SpA (d)	96,056	962,584
Biesse SpA (b)	13,274	155,295
Cromwell European Real Estate Investment Trust	142,200	192,710
Danieli & C Officine Meccaniche SpA	19,116	400,329
Datalogic SpA	6,272	40,507
doValue SpA (b)(d)	24,704	96,644
El.En. SpA (b)	43,536	401,246
Esprinet SpA	30,449	156,354
Eurotech SpA (a)(b)	43,091	111,319
Fila SpA	12,193	96,691
Fincantieri SpA (a)(b)	154,150	76,870
Gruppo MutuiOnline SpA (b)	8,395	221,761
GVS SpA (a)(d)	28,452	154,233
Immobiliare Grande Distribuzione SIIQ SpA REIT (b)	24,342	55,023
Italmobiliare SpA (b)	2,535	64,414
Juventus Football Club SpA (a)(b)	783,174	249,585
Maire Tecnimont SpA	72,628	299,275
MARR SpA	34,678	440,584
MFE-MediaForEurope NV Class A	1,179,495	499,266
OVS SpA (d)	277,528	578,263
Piaggio & C SpA	96,836	310,241
RAI Way SpA (d)	55,580	291,284
Safilo Group SpA (a)(b)	71,509	64,202
Spaxs SpA (a)	18,697	104,322
Tamburi Investment Partners SpA	73,761	655,994
Tinexta Spa (b)	9,917	162,639
Unieuro SpA (b)(d)	22,434	201,180
Webuild SpA (b)	169,920	303,136
Zignago Vetro SpA	20,951	314,539
		9,162,769
JAPAN — 38.1%
77 Bank Ltd.	38,000	807,237
Access Co. Ltd. (a)	37,300	196,217
Adastria Co. Ltd.	10,000	193,064
Advanced Media, Inc.	17,700	172,107
Adways, Inc.	10,500	38,911
Aeon Delight Co. Ltd.	17,000	374,803
Security Description	Shares	Value
Aeon Fantasy Co. Ltd.	7,900	$ 168,350
Ai Holdings Corp.	23,700	376,087
Aichi Financial Group, Inc.	18,248	299,354
Aichi Steel Corp.	3,200	83,847
Aida Engineering Ltd.	34,900	234,577
Aiful Corp.	139,076	361,612
Aiming, Inc. (b)	24,800	57,669
Airtrip Corp. (b)	10,400	148,099
Aisan Industry Co. Ltd.	32,800	293,876
Akatsuki, Inc.	2,300	32,999
Akebono Brake Industry Co. Ltd. (a)	81,800	76,743
Akita Bank Ltd.	1,800	24,342
Alconix Corp.	17,000	154,250
Altech Corp.	17,980	305,440
Amiyaki Tei Co. Ltd.	1,700	42,721
Amuse, Inc.	9,300	97,908
Anest Iwata Corp.	27,100	217,200
AnGes, Inc. (a)(b)	82,000	53,302
Anicom Holdings, Inc.	53,000	218,429
Appier Group, Inc. (a)	31,100	333,248
Arata Corp.	7,300	272,970
ARCLANDS Corp.	29,848	319,232
Arcs Co. Ltd.	28,300	516,407
ARE Holdings, Inc. (b)	52,157	663,038
Arealink Co. Ltd.	4,100	80,887
Argo Graphics, Inc.	17,000	378,221
Arisawa Manufacturing Co. Ltd.	17,000	120,757
Aruhi Corp.	17,000	104,239
Asahi Yukizai Corp.	10,500	259,993
Asanuma Corp.	16,200	389,734
ASKA Pharmaceutical Holdings Co. Ltd.	10,500	119,337
ASKUL Corp.	27,900	366,453
Atom Corp. (a)(b)	17,500	104,607
Atrae, Inc. (a)	23,700	166,762
Autobacs Seven Co. Ltd.	27,800	294,720
Avex, Inc.	21,500	207,904
Awa Bank Ltd.	37,465	575,438
Axial Retailing, Inc.	10,000	250,963
Bando Chemical Industries Ltd.	32,700	359,596
Bank of Iwate Ltd.	8,000	140,030
Bank of Nagoya Ltd.	3,160	109,904
Bank of Saga Ltd.	17,000	231,717
Bank of the Ryukyus Ltd. (b)	54,320	414,976
BASE, Inc. (a)	35,900	71,932
Belc Co. Ltd.	6,300	290,039
Bell System24 Holdings, Inc. (b)	18,500	195,879
Belluna Co. Ltd. (b)	28,400	127,893
Bic Camera, Inc. (b)	39,100	289,009
BML, Inc.	17,800	333,515
BrainPad, Inc.	19,400	112,454
Broadleaf Co. Ltd.	63,400	212,856
BRONCO BILLY Co. Ltd.	8,200	165,951
Bunka Shutter Co. Ltd. (b)	47,200	349,829

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Bushiroad, Inc. (b)	28,600	$ 108,094
Can Do Co. Ltd. (b)	26,100	472,940
Carna Biosciences, Inc. (a)	54,200	264,054
Cawachi Ltd.	4,600	76,664
Central Glass Co. Ltd. (b)	34,569	686,863
Central Security Patrols Co. Ltd.	6,500	136,120
Change Holdings, Inc. (b)	21,900	258,441
Chiba Kogyo Bank Ltd.	66,100	385,371
Chiyoda Co. Ltd.	22,400	137,650
Chiyoda Corp. (a)(b)	116,700	296,393
Chiyoda Integre Co. Ltd.	5,600	103,838
Chofu Seisakusho Co. Ltd.	17,000	238,780
Chubu Shiryo Co. Ltd.	10,500	76,978
Chudenko Corp.	10,000	161,836
Chugin Financial Group, Inc.	46,000	344,172
Chugoku Marine Paints Ltd.	38,700	351,406
CI Takiron Corp. (b)	49,000	188,480
Citizen Watch Co. Ltd. (b)	155,100	956,220
CKD Corp.	47,459	655,473
CMK Corp.	44,400	199,350
COLOPL, Inc. (b)	39,100	154,592
Colowide Co. Ltd. (b)	23,900	386,788
Computer Engineering & Consulting Ltd.	10,400	111,300
Comture Corp.	17,000	263,957
Cosel Co. Ltd.	25,100	209,412
CRE Logistics REIT, Inc.	439	483,054
Create Restaurants Holdings, Inc.	48,700	372,695
CTS Co. Ltd.	39,100	183,152
Curves Holdings Co. Ltd.	26,200	123,955
Cyber Security Cloud, Inc. (a)	2,500	38,197
CYBERDYNE, Inc. (a)	79,300	143,481
Cybozu, Inc.	31,000	421,297
Dai Nippon Toryo Co. Ltd.	10,500	68,253
Daido Metal Co. Ltd.	30,400	116,120
Daihen Corp.	9,600	325,522
Daiho Corp.	18,500	489,077
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	24,500	156,465
Daiken Corp.	9,900	198,697
Daiki Aluminium Industry Co. Ltd. (b)	39,100	342,199
Daikyonishikawa Corp.	21,700	117,061
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	8,800	133,983
Daiseki Co. Ltd.	29,739	797,159
Daishi Hokuetsu Financial Group, Inc.	31,751	807,472
Daito Pharmaceutical Co. Ltd.	9,460	148,976
Daiwabo Holdings Co. Ltd.	50,074	961,381
DCM Holdings Co. Ltd.	81,164	660,299
Demae-Can Co. Ltd. (a)(b)	73,372	181,433
Denyo Co. Ltd.	10,000	142,603
Digital Arts, Inc. (b)	8,100	251,047
Security Description	Shares	Value
Digital Garage, Inc.	19,684	$ 453,764
Digital Hearts Holdings Co. Ltd.	6,200	41,673
dip Corp.	18,700	461,156
DKK Co. Ltd.	8,700	139,165
DKS Co. Ltd.	8,400	97,946
Doshisha Co. Ltd.	17,000	254,046
Doutor Nichires Holdings Co. Ltd.	50,752	792,442
Dowa Holdings Co. Ltd.	17,400	542,318
DTS Corp.	45,287	968,105
Duskin Co. Ltd.	25,200	547,147
DyDo Group Holdings, Inc.	4,100	151,389
Earth Corp.	10,300	339,595
EDION Corp. (b)	76,705	759,725
eGuarantee, Inc.	27,200	355,072
E-Guardian, Inc. (b)	10,500	187,800
Ehime Bank Ltd.	23,340	153,593
Eiken Chemical Co. Ltd.	21,700	198,641
Eizo Corp.	10,500	356,743
en Japan, Inc.	20,200	315,132
eRex Co. Ltd. (b)	29,000	149,057
ES-Con Japan Ltd.	39,100	244,465
Eslead Corp. (b)	21,000	425,699
ESPEC Corp.	18,800	302,614
euglena Co. Ltd. (a)(b)	47,500	253,694
Exedy Corp.	20,000	350,343
FAN Communications, Inc.	49,500	132,022
FCC Co. Ltd.	37,928	478,087
FDK Corp. (a)(b)	25,400	139,234
Feed One Co. Ltd.	9,160	48,862
Ferrotec Holdings Corp.	38,778	743,207
FIDEA Holdings Co. Ltd.	19,210	206,357
Financial Partners Group Co. Ltd.	30,500	274,904
Fixstars Corp.	20,400	160,083
Freee KK (a)(b)	36,600	728,934
Fronteo, Inc. (a)(b)	21,200	90,923
Fudo Tetra Corp.	9,040	121,583
Fuji Co. Ltd.	21,700	259,717
Fuji Pharma Co. Ltd.	7,000	54,696
Fuji Seal International, Inc.	13,600	162,407
Fujibo Holdings, Inc.	7,200	173,456
Fujimi, Inc.	29,683	597,738
Fujimori Kogyo Co. Ltd.	7,500	186,715
Fujita Kanko, Inc. (a)	4,399	141,499
Fujitec Co. Ltd. (b)	42,981	993,697
Fujiya Co. Ltd.	200	3,410
Fukuda Corp.	4,000	129,871
Fukui Bank Ltd. (b)	12,900	134,338
Fukuoka REIT Corp.	888	946,169
Fukushima Galilei Co. Ltd.	8,400	273,292
FULLCAST Holdings Co. Ltd.	10,400	131,163
Funai Soken Holdings, Inc.	23,900	418,020
Furukawa Co. Ltd.	17,838	200,823
Furukawa Electric Co. Ltd. (b)	64,400	1,027,983
Furuno Electric Co. Ltd.	22,400	207,450

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Fuso Chemical Co. Ltd.	17,000	$ 447,713
Futaba Corp.	10,500	37,363
GA Technologies Co. Ltd. (a)	14,000	113,614
Gakken Holdings Co. Ltd.	23,600	137,749
Genki Sushi Co. Ltd.	1,600	58,114
Genky DrugStores Co. Ltd.	5,100	188,996
Geo Holdings Corp. (b)	22,800	362,416
giftee, Inc. (a)(b)	9,300	88,560
Giken Ltd.	8,900	119,879
Global One Real Estate Investment Corp. REIT	496	381,577
GLOBERIDE, Inc. (b)	14,800	200,342
Glory Ltd.	36,100	721,395
GMO GlobalSign Holdings KK (b)	12,500	230,189
GNI Group Ltd. (a)(b)	18,400	251,293
Goldcrest Co. Ltd. (b)	17,700	262,965
Gree, Inc.	52,400	208,933
GS Yuasa Corp.	37,698	672,741
G-Tekt Corp.	18,000	219,534
GungHo Online Entertainment, Inc.	18,400	291,058
Gunma Bank Ltd.	136,000	635,776
Gunze Ltd.	9,200	278,050
Gurunavi, Inc. (a)	42,000	88,940
H.U. Group Holdings, Inc. (b)	30,997	527,609
H2O Retailing Corp.	74,600	906,848
Hamakyorex Co. Ltd.	7,200	195,892
Hankyu Hanshin REIT, Inc.	611	577,732
Hanwa Co. Ltd.	24,244	770,902
Happinet Corp.	3,700	61,987
Hazama Ando Corp.	104,901	820,368
Heiwa Real Estate Co. Ltd.	23,300	621,437
Heiwa Real Estate REIT, Inc. (b)	646	634,203
Heiwado Co. Ltd.	22,400	391,484
Hennge KK (a)(b)	8,800	65,281
Hibiya Engineering Ltd.	7,500	117,457
Hiday Hidaka Corp.	17,004	309,029
Hioki EE Corp.	8,200	397,293
Hirano Tecseed Co. Ltd. (b)	10,400	149,214
Hirata Corp.	6,800	341,766
Hirogin Holdings, Inc.	57,300	352,190
HIS Co. Ltd. (a)(b)	20,600	249,312
Hochiki Corp.	19,700	213,601
Hogy Medical Co. Ltd.	10,500	224,812
Hokkaido Electric Power Co., Inc.	119,500	522,284
Hokkoku Financial Holdings, Inc. (b)	17,500	609,817
Hokuetsu Corp. (b)	55,300	402,081
Hokuhoku Financial Group, Inc.	76,500	820,494
Hokuriku Electric Power Co. (a)	113,000	610,340
H-One Co. Ltd.	23,600	138,382
Hoosiers Holdings Co. Ltd.	45,600	332,470
Hoshino Resorts REIT, Inc.	180	790,082
Security Description	Shares	Value
Hosiden Corp.	26,600	$ 342,070
Hosokawa Micron Corp.	9,600	263,763
Hyakugo Bank Ltd.	128,000	459,762
Hyakujushi Bank Ltd.	18,900	332,088
IBJ, Inc. (b)	17,700	75,319
Ichibanya Co. Ltd.	5,600	204,523
Ichigo Hotel REIT Investment Corp.	261	203,238
Ichigo Office REIT Investment Corp.	987	578,740
Ichigo, Inc.	173,700	379,469
Ichikoh Industries Ltd.	35,600	135,028
Idec Corp.	17,100	340,109
Iino Kaiun Kaisha Ltd. (b)	79,380	558,014
Imuraya Group Co. Ltd.	8,600	130,477
Inaba Denki Sangyo Co. Ltd.	20,600	446,581
Inabata & Co. Ltd.	22,500	471,938
Infocom Corp.	17,300	319,046
Infomart Corp. (b)	91,700	247,032
Insource Co. Ltd. (b)	40,000	277,433
Intage Holdings, Inc. (b)	39,100	585,878
Integrated Design & Engineering Holdings Co. Ltd.	9,800	234,780
Iriso Electronics Co. Ltd.	10,300	289,898
Ishihara Sangyo Kaisha Ltd.	19,600	194,522
Istyle, Inc. (a)(b)	39,100	133,106
Itfor, Inc.	44,600	329,662
Itochu Enex Co. Ltd.	31,000	312,649
Itoki Corp.	31,700	320,558
J Trust Co. Ltd. (b)	62,800	201,583
Jaccs Co. Ltd.	15,000	518,680
Jade Group, Inc. (a)	4,100	43,988
JAFCO Group Co. Ltd. (b)	57,180	630,331
Japan Aviation Electronics Industry Ltd.	43,490	867,614
Japan Communications, Inc. (a)	145,500	213,533
Japan Display, Inc. (a)(b)	1,513,110	385,312
Japan Elevator Service Holdings Co. Ltd.	25,600	376,559
Japan Excellent, Inc. REIT	1,179	1,045,279
Japan Lifeline Co. Ltd.	35,300	275,351
Japan Material Co. Ltd.	48,274	742,105
Japan Petroleum Exploration Co. Ltd.	19,000	716,837
Japan Pulp & Paper Co. Ltd.	7,900	258,613
Japan Securities Finance Co. Ltd. (b)	28,900	277,913
Japan Steel Works Ltd.	44,997	837,371
Japan Wool Textile Co. Ltd.	25,000	225,498
JCU Corp.	16,347	340,688
Jeol Ltd.	27,000	806,607
JINS Holdings, Inc. (b)	6,600	141,089
JMDC, Inc. (b)	24,100	878,404
Joshin Denki Co. Ltd.	13,500	212,779
Joyful Honda Co. Ltd. (b)	51,000	600,824

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
JSP Corp.	8,100	$ 110,895
JTOWER, Inc. (a)	5,500	226,671
Juki Corp.	37,200	154,060
Juroku Financial Group, Inc.	20,600	516,984
JVCKenwood Corp.	88,200	403,690
Kaga Electronics Co. Ltd.	20,900	908,970
Kamakura Shinsho Ltd. (b)	5,300	22,163
Kameda Seika Co. Ltd. (b)	3,900	107,023
Kamei Corp.	21,900	214,267
Kanamoto Co. Ltd.	20,700	364,270
Kanematsu Corp.	82,735	1,146,564
Kanto Denka Kogyo Co. Ltd. (b)	24,000	140,566
Kaonavi, Inc. (a)	8,100	120,448
Katakura Industries Co. Ltd.	70,148	820,763
Kato Sangyo Co. Ltd.	10,400	277,031
KAWADA TECHNOLOGIES, Inc.	1,300	54,535
Kawai Musical Instruments Manufacturing Co. Ltd.	6,200	148,326
Keiyo Bank Ltd.	86,000	398,807
Keiyo Co. Ltd. (b)	35,600	195,863
Kenedix Retail REIT Corp.	439	850,494
Kenko Mayonnaise Co. Ltd.	17,000	165,984
KH Neochem Co. Ltd.	19,800	304,513
Kisoji Co. Ltd. (b)	10,300	169,452
Kissei Pharmaceutical Co. Ltd.	25,600	581,565
Kitanotatsujin Corp.	52,000	83,284
Kitz Corp.	122,955	852,796
Kiyo Bank Ltd. (b)	73,365	736,477
KLab, Inc. (a)	10,100	19,357
Koa Corp. (b)	21,300	256,785
Kohnan Shoji Co. Ltd.	10,500	274,418
Komatsu Matere Co. Ltd.	30,300	151,678
KOMEDA Holdings Co. Ltd.	24,400	474,183
Komeri Co. Ltd. (b)	10,300	217,423
Komori Corp.	53,636	380,637
Konica Minolta, Inc. (a)	290,100	945,778
Konishi Co. Ltd. (b)	17,200	262,798
Konoike Transport Co. Ltd.	17,000	220,325
Koshidaka Holdings Co. Ltd.	26,200	206,299
Kourakuen Holdings Corp. (a)(b)	8,000	54,843
Krosaki Harima Corp. (b)	3,300	212,960
Kumagai Gumi Co. Ltd.	18,200	429,921
Kumiai Chemical Industry Co. Ltd.	57,100	423,969
Kura Sushi, Inc. (b)	17,000	386,765
Kurabo Industries Ltd.	30,570	499,855
Kureha Corp.	8,200	457,189
Kusuri No. Aoki Holdings Co. Ltd.	10,400	603,266
KYB Corp.	13,683	443,339
Kyoei Steel Ltd.	19,800	264,044
Kyokuto Kaihatsu Kogyo Co. Ltd.	19,600	231,168
Kyorin Pharmaceutical Co. Ltd.	34,500	423,317
Security Description	Shares	Value
Kyoritsu Maintenance Co. Ltd.	17,000	$ 708,822
Kyosan Electric Manufacturing Co. Ltd.	17,000	55,480
Lacto Japan Co. Ltd. (b)	7,400	103,940
LEC, Inc.	18,500	117,403
Leopalace21 Corp. (a)(b)	231,220	508,227
LIFENET INSURANCE Co. (a)(b)	66,000	429,017
LIFULL Co. Ltd.	35,900	56,295
M&A Capital Partners Co. Ltd. (b)	8,400	150,859
Maeda Kosen Co. Ltd.	7,500	150,276
Makino Milling Machine Co. Ltd. (b)	21,148	925,424
Mandom Corp.	19,600	181,256
Mars Group Holdings Corp.	17,000	317,728
Marudai Food Co. Ltd. (b)	44,631	498,874
Maruha Nichiro Corp.	37,302	641,427
Marusan Securities Co. Ltd. (b)	71,838	402,456
Matsuya Co. Ltd. (b)	31,700	214,555
Max Co. Ltd.	23,000	422,778
Maxell Ltd.	29,000	325,126
MCJ Co. Ltd.	45,800	344,363
MEC Co. Ltd. (b)	18,200	451,265
Media Do Co. Ltd. (a)	4,300	34,002
Medical Data Vision Co. Ltd.	71,800	387,328
Medinet Co. Ltd. (a)(b)	625,900	209,717
Medley, Inc. (a)	12,200	392,836
MedPeer, Inc. (b)	7,200	49,166
Megachips Corp.	16,319	457,118
Megmilk Snow Brand Co. Ltd.	26,100	401,054
Meidensha Corp.	29,449	443,437
Meiko Electronics Co. Ltd. (b)	17,067	388,289
Meiko Network Japan Co. Ltd.	30,200	130,737
Meisei Industrial Co. Ltd.	35,700	241,868
Meitec Corp.	31,500	570,789
Melco Holdings, Inc.	4,000	83,498
Menicon Co. Ltd.	56,000	722,024
Mie Kotsu Group Holdings, Inc. (b)	57,900	221,163
Milbon Co. Ltd.	14,800	412,684
Mimasu Semiconductor Industry Co. Ltd.	18,900	352,226
Minkabu The Infonoid, Inc. (a)(b)	6,800	66,303
Mirai Corp. REIT	1,027	326,217
MIRAIT ONE Corp.	46,601	614,112
Miroku Jyoho Service Co. Ltd.	10,500	115,889
Mitsubishi Estate Logistics REIT Investment Corp.	354	890,782
Mitsubishi Kakoki Kaisha Ltd.	16,500	306,725
Mitsubishi Logisnext Co. Ltd.	17,000	155,617
Mitsubishi Pencil Co. Ltd.	30,000	385,592
Mitsubishi Research Institute, Inc.	6,900	223,796
Mitsubishi Shokuhin Co. Ltd.	8,000	209,080
Mitsuboshi Belting Ltd. (b)	17,100	525,978

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Mitsui DM Sugar Holdings Co. Ltd.	27,400	$ 552,682
Mitsui Matsushima Holdings Co. Ltd. Class C (b)	11,700	216,006
Mitsui Mining & Smelting Co. Ltd.	34,831	885,801
Mitsui-Soko Holdings Co. Ltd.	18,500	533,707
MIXI, Inc. (b)	26,300	417,874
Miyaji Engineering Group, Inc. (b)	5,200	106,282
Miyazaki Bank Ltd.	6,980	129,941
Mizuho Leasing Co. Ltd.	10,400	342,195
Mizuno Corp.	7,800	247,760
Mochida Pharmaceutical Co. Ltd.	18,800	420,157
Modec, Inc. (a)	9,000	111,094
Monex Group, Inc.	103,607	387,420
Money Forward, Inc. (a)	27,700	891,375
Monogatari Corp.	16,600	459,427
Mori Trust Reit, Inc.	1,652	805,935
Morinaga Milk Industry Co. Ltd.	19,300	727,767
Morita Holdings Corp.	24,600	262,609
MOS Food Services, Inc. (b)	17,000	374,803
m-up Holdings, Inc.	18,500	158,934
Musashi Seimitsu Industry Co. Ltd.	31,100	338,666
Musashino Bank Ltd. (b)	10,480	194,044
Nachi-Fujikoshi Corp.	17,000	457,966
Nagaileben Co. Ltd.	17,000	242,654
Nagano Keiki Co. Ltd. (b)	27,700	482,441
NANO MRNA Co. Ltd. (a)(b)	101,800	142,578
Nanto Bank Ltd.	10,000	178,321
NET One Systems Co. Ltd.	54,900	1,044,103
Neturen Co. Ltd.	64,383	431,881
Nextage Co. Ltd. (b)	42,940	656,653
NexTone, Inc. (a)(b)	4,200	48,692
NHK Spring Co. Ltd.	72,100	552,738
Nichias Corp.	37,818	776,761
Nichiban Co. Ltd.	10,000	122,567
Nichicon Corp.	45,500	429,921
Nichiha Corp.	19,700	388,521
Nichireki Co. Ltd. (b)	10,500	140,586
Nihon House Holdings Co. Ltd. (b)	54,400	137,071
Nihon M&A Center Holdings, Inc.	239,300	1,153,804
Nihon Nohyaku Co. Ltd. (b)	39,100	172,147
Nihon Parkerizing Co. Ltd.	63,400	469,897
Nihon Tokushu Toryo Co. Ltd.	10,500	93,161
Nihon Trim Co. Ltd.	1,500	30,608
Nikkiso Co. Ltd.	73,640	500,392
Nikkon Holdings Co. Ltd.	70,038	1,483,599
Nippon Carbide Industries Co., Inc.	18,900	221,012
Nippon Carbon Co. Ltd.	17,071	521,082
Nippon Ceramic Co. Ltd.	10,400	185,663
Security Description	Shares	Value
Nippon Chemical Industrial Co. Ltd.	8,100	$ 106,118
Nippon Coke & Engineering Co. Ltd. (a)	734,872	605,725
Nippon Densetsu Kogyo Co. Ltd.	27,000	397,333
Nippon Gas Co. Ltd.	66,700	990,499
Nippon Kayaku Co. Ltd.	51,500	431,223
Nippon Light Metal Holdings Co. Ltd.	38,990	439,740
Nippon Paper Industries Co. Ltd. (a)	48,500	438,117
Nippon Parking Development Co. Ltd. Class C	276,591	394,799
Nippon Pillar Packing Co. Ltd.	17,600	460,566
NIPPON REIT Investment Corp.	469	1,122,017
Nippon Road Co. Ltd.	23,500	295,906
Nippon Sheet Glass Co. Ltd. (a)	49,000	265,646
Nippon Signal Company Ltd.	36,600	230,551
Nippon Soda Co. Ltd.	17,000	626,571
Nippon Thompson Co. Ltd. (b)	61,600	228,691
Nippon Yakin Kogyo Co. Ltd. (b)	8,600	267,696
Nipro Corp. (b)	22,300	180,671
Nishimatsu Construction Co. Ltd.	27,583	685,393
Nishimatsuya Chain Co. Ltd. (b)	27,053	295,140
Nishi-Nippon Financial Holdings, Inc. (b)	87,300	999,219
Nishio Holdings Co. Ltd.	17,200	406,876
Nissan Shatai Co. Ltd.	25,000	143,240
Nissei ASB Machine Co. Ltd.	4,700	143,307
Nissei Plastic Industrial Co. Ltd.	27,400	187,104
Nissha Co. Ltd.	27,200	306,222
Nisshin Oillio Group Ltd.	13,600	381,411
Nisshinbo Holdings, Inc.	83,100	619,247
Nissin Corp.	10,500	188,222
Nissui Corp.	168,854	827,948
Nitta Corp.	9,900	220,258
Nittetsu Mining Co. Ltd. (b)	6,400	214,870
Nitto Boseki Co. Ltd. (b)	25,730	601,760
Nitto Kogyo Corp. (b)	25,100	603,006
Nittoku Co. Ltd. (b)	9,400	155,339
Nohmi Bosai Ltd.	20,200	239,463
Nojima Corp.	20,600	180,427
Nomura Co. Ltd.	48,800	311,980
Noritake Co. Ltd.	6,900	287,606
Noritsu Koki Co. Ltd.	9,800	218,362
Noritz Corp.	17,700	188,120
North Pacific Bank Ltd.	171,400	414,645
NS United Kaiun Kaisha Ltd.	10,000	264,031
NSD Co. Ltd.	44,206	840,129
NTN Corp. (b)	230,900	440,524

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
NTT UD REIT Investment Corp.	1,460	$ 1,351,154
Obara Group, Inc. (b)	8,900	230,216
Ogaki Kyoritsu Bank Ltd.	10,000	138,985
Ohara, Inc.	9,600	83,503
Ohsho Food Service Corp.	6,800	314,880
Oiles Corp. (b)	17,000	228,755
Oisix ra daichi, Inc. (a)(b)	14,400	155,266
Oita Bank Ltd.	15,380	280,133
Okabe Co. Ltd.	21,200	106,693
Okamoto Industries, Inc.	6,360	216,084
Okamura Corp.	62,968	954,067
Okasan Securities Group, Inc.	99,282	462,396
Oki Electric Industry Co. Ltd. (b)	54,100	364,715
Okinawa Electric Power Co., Inc.	43,977	331,246
Okinawa Financial Group, Inc. (b)	26,100	424,316
OKUMA Corp. (b)	13,200	581,605
Okumura Corp.	16,800	505,492
Okuwa Co. Ltd.	20,100	117,185
One REIT, Inc. (b)	186	323,077
Open Door, Inc. (a)(b)	8,500	49,157
Open Up Group, Inc.	45,977	565,373
Optex Group Co. Ltd.	20,300	220,243
Optim Corp. (a)	30,600	176,761
Optorun Co. Ltd.	17,000	209,502
Oriental Shiraishi Corp.	108,200	238,551
Osaka Organic Chemical Industry Ltd. (b)	23,800	402,874
Osaka Soda Co. Ltd.	10,400	449,523
OSAKA Titanium Technologies Co. Ltd.	21,400	436,676
Osaki Electric Co. Ltd.	16,000	72,803
OSG Corp.	30,100	355,411
Outsourcing, Inc.	92,300	714,401
Oyo Corp.	21,800	364,198
Pacific Industrial Co. Ltd.	33,100	317,858
Pacific Metals Co. Ltd. (a)	7,399	69,515
Pack Corp.	10,000	211,426
PAL GROUP Holdings Co. Ltd.	20,800	270,132
Paramount Bed Holdings Co. Ltd.	25,600	404,007
Pasona Group, Inc.	10,500	114,974
Penta-Ocean Construction Co. Ltd.	170,253	1,014,501
PeptiDream, Inc. (a)(b)	59,600	643,428
Pharma Foods International Co. Ltd. (b)	10,400	106,143
PIA Corp. (a)	5,100	125,770
Pigeon Corp.	61,600	697,012
Pilot Corp.	15,700	539,834
Piolax, Inc.	18,800	288,252
PKSHA Technology, Inc. (a)(b)	12,100	220,553
Pole To Win Holdings, Inc.	20,100	70,985
Press Kogyo Co. Ltd.	274,310	1,266,541
Security Description	Shares	Value
Pressance Corp. (b)	5,500	$ 67,522
Prestige International, Inc. (b)	62,600	259,671
Prima Meat Packers Ltd.	17,300	284,382
Procrea Holdings, Inc. (b)	10,230	134,298
Qol Holdings Co. Ltd. (b)	10,500	130,665
Raccoon Holdings, Inc.	15,400	77,916
Raito Kogyo Co. Ltd.	42,814	591,893
Raiznext Corp.	33,100	322,516
Raksul, Inc. (a)(b)	26,500	236,365
RaQualia Pharma, Inc. (a)	20,900	104,062
RENOVA, Inc. (a)(b)	53,800	408,119
ReproCELL, Inc. (a)(b)	47,800	76,877
Resorttrust, Inc.	52,174	780,906
Restar Holdings Corp.	10,500	172,320
Retail Partners Co. Ltd. (b)	10,500	122,714
Rheon Automatic Machinery Co. Ltd.	10,500	93,865
Ricoh Leasing Co. Ltd.	7,700	226,266
Riken Corp. (a)	7,000	174,502
Riken Keiki Co. Ltd.	16,368	661,411
Riken Technos Corp.	53,900	258,258
Riken Vitamin Co. Ltd.	10,500	155,996
Ringer Hut Co. Ltd. (b)	17,000	265,210
Riso Kagaku Corp.	9,200	144,019
Rock Field Co. Ltd. (b)	17,000	183,870
Rorze Corp.	11,034	763,821
Round One Corp.	145,900	547,522
Royal Holdings Co. Ltd.	17,000	302,691
RS Technologies Co. Ltd.	9,800	187,627
Ryobi Ltd. (b)	16,400	334,100
Ryosan Co. Ltd. (b)	10,000	298,207
S Foods, Inc.	17,000	381,069
Sac's Bar Holdings, Inc.	36,100	216,999
Sagami Holdings Corp.	25,000	223,823
Saizeriya Co. Ltd. (b)	17,200	559,022
Sakai Chemical Industry Co. Ltd.	26,953	373,703
Sakai Moving Service Co. Ltd.	8,400	140,389
Sakata INX Corp.	25,800	222,687
Sakata Seed Corp.	18,600	541,578
Sakura Internet, Inc. (b)	45,900	374,644
Sala Corp.	64,800	330,459
SAMTY Co. Ltd.	24,600	391,028
San-A Co. Ltd.	10,200	326,728
San-Ai Obbli Co. Ltd.	44,400	472,192
SanBio Co. Ltd. (a)(b)	17,000	71,315
Sanei Architecture Planning Co. Ltd. (b)	19,500	263,964
Sangetsu Corp.	37,300	728,128
San-In Godo Bank Ltd.	88,900	576,681
Sanken Electric Co. Ltd. (b)	14,418	876,336
Sanki Engineering Co. Ltd.	27,700	301,271
Sankyo Tateyama, Inc.	30,600	193,576
Sanoh Industrial Co. Ltd.	45,000	300,352
Sansan, Inc. (a)	73,700	621,307
Sanyo Chemical Industries Ltd.	5,400	148,186

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Sanyo Denki Co. Ltd.	5,000	$ 229,184
Sanyo Electric Railway Co. Ltd.	7,800	112,851
Sanyo Special Steel Co. Ltd.	20,287	400,506
Sanyo Trading Co. Ltd.	30,300	273,913
Sato Holdings Corp. (b)	29,640	419,300
Seikagaku Corp.	24,400	132,117
Seiko Group Corp. (b)	11,800	206,861
Seiren Co. Ltd. (b)	45,012	706,739
Sekisui Jushi Corp. (b)	17,100	273,302
Sekisui Kasei Co. Ltd.	25,000	77,567
Senko Group Holdings Co. Ltd.	51,000	358,171
Senshu Ikeda Holdings, Inc.	155,460	334,412
Septeni Holdings Co. Ltd. (a)	21,200	58,816
Seria Co. Ltd.	20,600	303,979
Shibaura Machine Co. Ltd.	10,200	281,615
Shibuya Corp.	17,000	286,058
Shiga Bank Ltd.	30,400	713,017
Shikoku Bank Ltd.	24,000	163,243
Shikoku Electric Power Co., Inc.	106,700	731,831
Shikoku Kasei Holdings Corp.	26,000	287,834
Shima Seiki Manufacturing Ltd. (b)	23,245	278,675
Shinagawa Refractories Co. Ltd.	32,000	327,023
Shin-Etsu Polymer Co. Ltd.	24,600	220,572
Shinmaywa Industries Ltd.	26,000	222,148
Shizuoka Gas Co. Ltd.	30,200	206,224
Shochiku Co. Ltd. (b)	16,693	1,151,646
Shoei Co. Ltd. (b)	20,400	312,921
Shoei Foods Corp. (b)	7,200	234,492
Siix Corp.	23,500	239,843
Sinfonia Technology Co. Ltd.	47,480	511,947
Sinko Industries Ltd.	17,000	251,881
Sintokogio Ltd.	38,000	278,586
SKY Perfect JSAT Holdings, Inc.	63,400	296,978
Snow Peak, Inc. (b)	9,300	73,976
Sodick Co. Ltd.	27,900	136,859
Solasto Corp.	50,000	207,740
Sosei Group Corp. (a)(b)	39,100	390,934
Sotetsu Holdings, Inc.	42,800	843,524
Sourcenext Corp. (a)(b)	24,600	31,157
S-Pool, Inc. (b)	29,200	93,338
ST Corp.	10,400	103,983
St. Marc Holdings Co. Ltd.	10,000	126,855
Star Asia Investment Corp. REIT	2,721	1,055,761
Star Micronics Co. Ltd.	22,000	276,870
Starts Corp., Inc.	27,200	532,426
Starts Proceed Investment Corp. REIT	242	354,831
Starzen Co. Ltd.	9,600	166,557
Stella Chemifa Corp. (b)	7,200	149,814
StemRIM, Inc. (a)	21,400	113,149
Studio Alice Co. Ltd. (b)	17,000	236,502
Sumida Corp.	21,100	215,914
Security Description	Shares	Value
Sumitomo Densetsu Co. Ltd.	17,900	$ 332,750
Sumitomo Mitsui Construction Co. Ltd.	85,560	235,652
Sumitomo Osaka Cement Co. Ltd.	21,779	536,065
Sumitomo Seika Chemicals Co. Ltd.	2,400	72,856
Sumitomo Warehouse Co. Ltd. (b)	44,926	718,033
Sun Corp.	9,000	107,355
Sun Frontier Fudousan Co. Ltd.	23,100	233,129
Sun-Wa Technos Corp.	22,800	328,344
Suruga Bank Ltd.	146,500	621,441
SWCC Corp.	4,500	64,202
SymBio Pharmaceuticals Ltd. (a)(b)	26,400	67,227
Syuppin Co. Ltd.	22,800	172,805
T Hasegawa Co. Ltd. (b)	15,000	306,584
Tachi-S Co. Ltd.	22,300	254,345
Tadano Ltd.	72,200	614,952
Taihei Dengyo Kaisha Ltd.	12,500	340,928
Taiho Kogyo Co. Ltd.	25,100	151,214
Taikisha Ltd.	10,500	318,043
Taiko Pharmaceutical Co. Ltd. (a)	39,100	92,493
Taiyo Holdings Co. Ltd.	21,200	364,261
Takamatsu Construction Group Co. Ltd.	7,900	141,139
Takaoka Toko Co. Ltd.	1,900	26,751
Takara Holdings, Inc.	58,200	468,408
Takara Standard Co. Ltd. (b)	31,400	389,909
Takasago International Corp. (b)	26,000	524,443
Takasago Thermal Engineering Co. Ltd.	37,300	726,378
Takeuchi Manufacturing Co. Ltd.	23,900	784,788
Takuma Co. Ltd.	39,100	405,608
Tamron Co. Ltd.	10,000	306,249
Tamura Corp. (b)	53,000	198,539
Tanseisha Co. Ltd.	25,400	159,149
Tatsuta Electric Wire & Cable Co. Ltd. (a)(b)	52,300	245,334
Tayca Corp.	10,500	96,398
TechMatrix Corp.	28,000	297,591
Teikoku Electric Manufacturing Co. Ltd.	3,600	60,987
Teikoku Sen-I Co. Ltd.	17,000	220,325
TerraSky Co. Ltd. (a)	3,000	40,811
TKC Corp.	21,000	512,247
TKP Corp. (a)(b)	20,800	363,242
Toa Corp. (b)(f)	21,300	166,432
Toa Corp. (b)(f)	8,000	201,307
TOA ROAD Corp.	15,400	551,087
Toagosei Co. Ltd.	139,488	1,256,303
Tobishima Corp.	10,410	96,548

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
TOC Co. Ltd.	80,960	$ 348,308
Tocalo Co. Ltd.	35,700	325,839
Toho Bank Ltd.	90,000	170,079
Toho Gas Co. Ltd. (b)	24,500	428,104
Toho Titanium Co. Ltd. (b)	25,500	306,393
Toho Zinc Co. Ltd.	6,800	74,551
Tokai Carbon Co. Ltd.	138,500	1,086,839
TOKAI Holdings Corp.	48,400	300,341
Tokai Rika Co. Ltd.	21,300	334,577
Tokai Tokyo Financial Holdings, Inc.	130,100	422,841
Tokushu Tokai Paper Co. Ltd.	5,100	116,884
Tokuyama Corp.	17,800	280,315
Tokyo Kiraboshi Financial Group, Inc.	10,000	301,893
Tokyo Steel Manufacturing Co. Ltd. (b)	57,475	648,989
Tokyotokeiba Co. Ltd. (b)	8,900	239,759
Tokyu Construction Co. Ltd.	39,100	204,376
Tokyu REIT, Inc.	769	942,537
Tomoe Engineering Co. Ltd.	2,800	57,417
TOMONY Holdings, Inc. (b)	100,180	309,486
Tomy Co. Ltd.	61,200	886,677
Tonami Holdings Co. Ltd.	4,200	130,454
Topcon Corp.	59,378	656,351
Topre Corp. (b)	26,800	304,772
Topy Industries Ltd. (b)	24,298	414,397
Torex Semiconductor Ltd.	21,100	304,994
Torii Pharmaceutical Co. Ltd.	5,600	145,230
Torikizoku Holdings Co. Ltd.	17,000	348,031
Tosei REIT Investment Corp.	228	214,975
Tosho Co. Ltd.	9,000	68,695
Totetsu Kogyo Co. Ltd.	10,500	206,728
Towa Bank Ltd.	30,200	127,499
Towa Pharmaceutical Co. Ltd.	10,000	190,384
Toyo Construction Co. Ltd.	39,100	319,141
Toyo Corp.	5,668	49,568
Toyo Gosei Co. Ltd. (b)	2,000	90,333
Toyo Ink SC Holdings Co. Ltd.	23,900	374,456
Toyo Kanetsu KK	7,500	169,878
Toyo Tanso Co. Ltd.	8,300	301,464
Toyobo Co. Ltd.	42,778	308,885
TPR Co. Ltd.	18,900	231,144
Trancom Co. Ltd.	3,800	186,912
Transcosmos, Inc.	10,500	224,812
TRE Holdings Corp.	45,539	367,730
Tri Chemical Laboratories, Inc. (b)	30,595	635,580
Trusco Nakayama Corp.	24,300	398,961
TS Tech Co. Ltd.	25,600	290,954
TSI Holdings Co. Ltd. (b)	76,500	415,245
Tsubaki Nakashima Co. Ltd.	29,200	152,824
Tsubakimoto Chain Co.	20,300	527,140
Tsuburaya Fields Holdings, Inc.	15,300	210,083
Tsugami Corp.	39,100	303,944
Tsukishima Holdings Co. Ltd.	29,500	260,948
Security Description	Shares	Value
Tsukuba Bank Ltd.	116,500	$ 207,666
Tsurumi Manufacturing Co. Ltd. (b)	17,000	349,740
UACJ Corp.	21,700	456,612
Uchida Yoko Co. Ltd.	6,800	308,956
Union Tool Co.	7,200	187,207
Unipres Corp.	20,000	155,336
United Arrows Ltd. (b)	10,400	136,529
United Super Markets Holdings, Inc.	36,900	264,340
UNITED, Inc.	10,600	67,766
Unitika Ltd. (a)	6,400	8,792
Universal Entertainment Corp. (b)	17,000	251,312
UT Group Co. Ltd. (a)(b)	36,800	550,181
V Technology Co. Ltd. (b)	3,872	53,919
Valor Holdings Co. Ltd.	35,600	521,744
Valqua Ltd.	10,476	290,639
ValueCommerce Co. Ltd. (b)	17,000	145,137
Vector, Inc.	20,000	166,594
Vision, Inc. (a)	17,700	179,105
Visional, Inc. (a)	17,300	874,130
Vital KSK Holdings, Inc.	30,300	203,455
VT Holdings Co. Ltd.	88,900	304,426
Wacom Co. Ltd.	81,600	324,267
Wakachiku Construction Co. Ltd.	3,800	76,649
Wakita & Co. Ltd.	17,000	159,832
Warabeya Nichiyo Holdings Co. Ltd.	17,000	321,943
Watahan & Co. Ltd.	24,500	217,376
WATAMI Co. Ltd. (b)	18,400	145,992
WDB Holdings Co. Ltd.	7,500	102,630
WealthNavi, Inc. (a)(b)	64,000	544,252
West Holdings Corp.	17,500	377,031
World Co. Ltd.	10,000	109,901
World Holdings Co. Ltd.	9,000	146,437
W-Scope Corp. (a)(b)	22,300	151,830
YAKUODO Holdings Co. Ltd. (b)	7,700	138,649
YAMABIKO Corp.	24,600	237,387
Yamagata Bank Ltd.	15,600	118,758
Yamaguchi Financial Group, Inc.	72,000	632,307
Yamaichi Electronics Co. Ltd.	18,400	212,329
YA-MAN Ltd. (b)	10,400	70,460
Yamanashi Chuo Bank Ltd. (b)	24,500	272,870
Yamashin-Filter Corp. (b)	34,700	80,690
Yamazen Corp.	53,700	423,194
Yellow Hat Ltd.	21,200	269,502
Yodogawa Steel Works Ltd. (b)	20,700	491,751
Yokogawa Bridge Holdings Corp.	20,500	383,830
Yokowo Co. Ltd.	22,600	238,381
Yondoshi Holdings, Inc.	10,400	131,442
Yonex Co. Ltd. (b)	28,100	300,913
Yorozu Corp.	10,400	66,000

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Yoshinoya Holdings Co. Ltd. (b)	34,600	$ 652,931
Yuasa Trading Co. Ltd.	10,300	285,411
Yurtec Corp.	34,900	224,520
Zenrin Co. Ltd. (b)	49,165	300,805
ZERIA Pharmaceutical Co. Ltd.	24,500	364,319
ZIGExN Co. Ltd.	39,100	137,299
Zojirushi Corp. (b)	25,900	309,464
		251,865,894
JERSEY — 0.1%
JTC PLC (d)	85,644	763,089
LUXEMBOURG — 0.0% (e)
B&S Group Sarl (b)(d)	21,697	80,516
MALAYSIA — 0.0% (e)
Frencken Group Ltd.	232,500	190,783
MALTA — 0.0% (e)
Catena Media PLC (a)(b)	27,806	47,528
Kambi Group PLC (a)	13,305	198,886
		246,414
NETHERLANDS — 0.8%
AMG Critical Materials NV	14,673	442,749
Brunel International NV	19,912	274,064
CM.com NV (a)(b)	4,642	46,739
Corbion NV	24,404	487,300
Flow Traders Ltd. (b)	20,678	385,533
ForFarmers NV (b)	11,276	29,607
Koninklijke BAM Groep NV (b)	137,759	293,747
Koninklijke Heijmans NV CVA	30,375	344,107
Merus NV (a)	20,718	488,530
NSI NV REIT	15,298	290,570
Pharming Group NV (a)(b)	437,616	562,941
PostNL NV	222,122	474,576
SIF Holding NV (a)	1,589	16,605
Sligro Food Group NV	7,815	138,840
TomTom NV (a)	50,693	362,817
Van Lanschot Kempen NV ADR	21,684	584,279
Vastned Retail NV REIT (b)	14,409	294,737
		5,517,741
NEW ZEALAND — 0.4%
Air New Zealand Ltd.	305,998	134,217
Argosy Property Ltd. REIT	427,298	287,551
Heartland Group Holdings Ltd. (b)	7,840	8,385
Kiwi Property Group Ltd. REIT	911,830	462,953
Oceania Healthcare Ltd.	173,122	73,854
Precinct Properties New Zealand Ltd. REIT	761,294	526,037
SKYCITY Entertainment Group Ltd.	388,461	450,475
Summerset Group Holdings Ltd.	94,292	577,885
Security Description	Shares	Value
Vital Healthcare Property Trust REIT	3,930	$ 5,006
		2,526,363
NORWAY — 1.8%
Avance Gas Holding Ltd. (d)	45,728	494,201
Bonheur ASA	4,949	104,181
Borregaard ASA	26,169	388,569
BW Offshore Ltd.	123,472	285,448
Crayon Group Holding ASA (a)(d)	73,510	458,019
Elmera Group ASA (d)	69,466	171,170
Europris ASA (d)	97,420	547,028
FLEX LNG Ltd.	25,991	781,622
FREYR Battery SA (a)(b)	130,057	635,979
Grieg Seafood ASA	32,253	237,028
Hexagon Composites ASA (a)	61,669	158,912
Hexagon Purus ASA (a)	9,463	12,361
IDEX Biometrics ASA (a)	700,358	31,955
Kahoot! ASA (a)(b)	195,242	637,972
Kitron ASA	199,294	663,948
LINK Mobility Group Holding ASA (a)	134,907	163,042
NEL ASA (a)	465,566	367,260
Nykode Therapeutics ASA (a)	79,813	177,765
Odfjell Drilling Ltd.	582	2,070
Opera Ltd. ADR (b)	18,621	209,859
Pexip Holding ASA (a)	41,041	70,196
PGS ASA (a)	486,062	428,011
PhotoCure ASA (a)	16,926	85,578
Protector Forsikring ASA	64,819	1,059,925
SFL Corp. Ltd.	72,205	805,086
SpareBank 1 Nord Norge	44,585	400,982
SpareBank 1 SMN	46,245	596,269
Stolt-Nielsen Ltd.	14,259	415,408
TGS ASA	56,383	776,794
Veidekke ASA	84,792	777,729
XXL ASA (a)(d)	185,779	10,790
		11,955,157
PERU — 0.0% (e)
Hochschild Mining PLC (a)	231,921	235,515
PORTUGAL — 0.3%
Altri SGPS SA (b)	138,682	629,312
Greenvolt-Energias Renovaveis SA (a)(b)	47,600	268,865
Mota-Engil SGPS SA	45,001	163,183
REN - Redes Energeticas Nacionais SGPS SA	313,843	804,121
		1,865,481
SINGAPORE — 1.2%
AEM Holdings Ltd.	207,700	523,473
AIMS APAC REIT	451,604	430,131
BW LPG Ltd. (d)	77,500	981,054
CapitaLand China Trust REIT	849,134	550,578
Capitaland India Trust	507,900	390,721

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
CDL Hospitality Trusts REIT	795,380	$ 606,048
Ezion Holdings Ltd. (a)(c)	4,945,500	—
Ezra Holdings Ltd. (a)(b)(c)	1,444,295	—
Far East Hospitality Trust REIT	498,800	232,060
Hyflux Ltd. (a)(b)(c)	33,300	—
iFAST Corp. Ltd. (b)	80,700	331,692
IGG, Inc. (a)	500,000	206,209
Keppel Pacific Oak U.S. REIT (b)	479,200	105,424
Lendlease Global Commercial REIT	1,941,897	775,393
Manulife U.S. Real Estate Investment Trust	3,189,055	181,776
Midas Holdings Ltd. (a)(b)(c)	1,078,700	—
Prestige Biopharm Ltd. (a)	12,921	103,414
Prime U.S. REIT	455,600	62,873
Raffles Medical Group Ltd.	578,674	529,960
Sasseur Real Estate Investment Trust (b)	334,300	165,325
Sheng Siong Group Ltd.	470,400	523,854
Singapore Post Ltd.	907,200	322,362
Starhill Global REIT	1,177,701	418,481
Swiber Holdings Ltd. (a)(b)(c)	200,200	—
TDCX, Inc. ADR (a)(b)	13,977	82,604
Technics Oil & Gas Ltd. (a)(c)	1,254	—
UMS Holdings Ltd.	587,792	559,843
		8,083,275
SOUTH AFRICA — 0.1%
Great Basin Gold Ltd. (a)(c)	266,255	—
Scatec ASA (d)	64,433	381,481
		381,481
SOUTH KOREA — 11.3%
AbClon, Inc. (a)	10,692	106,254
ABLBio, Inc. (a)(b)	17,356	243,864
Ace Technologies Corp. (a)	18,569	48,438
Advanced Process Systems Corp.	8,918	113,276
AfreecaTV Co. Ltd.	5,839	363,910
Ahnlab, Inc.	3,246	154,434
Air Busan Co. Ltd. (a)	30,065	61,605
Alchera, Inc. (a)	11,186	72,451
Alteogen, Inc. (a)	23,916	1,206,966
Amicogen, Inc. (a)(b)	14,831	147,167
Amotech Co. Ltd. (a)	16,391	100,333
Anam Electronics Co. Ltd. (a)	100,578	139,679
Ananti, Inc. (a)(b)	23,302	127,268
Anterogen Co. Ltd. (a)	3,450	35,947
APAM Corp. (a)(c)	6,724	—
Aprogen Biologics (a)	1,731	476
Aprogen, Inc. (a)	94,251	91,010
AptaBio Therapeutics, Inc. (a)	6,941	47,683
Asiana Airlines, Inc. (a)	17,605	133,336
BGF Co. Ltd.	36,920	94,393
BH Co. Ltd.	18,589	287,224
Binex Co. Ltd. (a)	18,088	108,710
Security Description	Shares	Value
Binggrae Co. Ltd.	1,759	$ 72,607
Bioneer Corp. (a)	10,925	284,176
BNC Korea Co. Ltd. (a)	23,156	65,466
Boditech Med, Inc.	11,689	159,821
Boryung	30,683	229,656
Bukwang Pharmaceutical Co. Ltd. (a)	21,638	99,579
BusinessOn Communication Co. Ltd. (a)	2,799	27,111
Cafe24 Corp. (a)	14,836	125,557
Cellivery Therapeutics, Inc. (a)(c)	22,930	85,134
Cellumed Co. Ltd. (a)	43,718	109,182
Chabiotech Co. Ltd. (a)	30,609	415,787
Chong Kun Dang Pharmaceutical Corp.	5,378	373,838
CJ CGV Co. Ltd. (a)	57,031	240,905
CJ Freshway Corp.	2,283	38,659
Classys, Inc.	11,491	322,317
CMG Pharmaceutical Co. Ltd. (a)	62,103	107,233
CNK International Co. Ltd. (a)(c)	16,071	—
Com2uS Holdings Corp. (a)	2,052	40,526
Com2uSCorp	7,617	252,320
Connectwave Co. Ltd. (a)	9,504	70,924
Cosmax, Inc. (a)	6,742	643,023
Cosmochemical Co. Ltd. (a)	15,589	444,195
Creative & Innovative System (a)(b)	22,527	166,941
Cuckoo Homesys Co. Ltd. (b)	7,420	114,374
Daea TI Co. Ltd. (a)	36,881	84,317
Daeduck Co. Ltd.	20,125	93,213
Daeduck Electronics Co. Ltd.	32,794	636,730
Daehan Flour Mill Co. Ltd.	594	54,936
Daejoo Electronic Materials Co. Ltd. (b)	5,958	369,560
Daesang Corp.	19,120	264,824
Daewon Media Co. Ltd.	6,655	57,111
Daewon Pharmaceutical Co. Ltd.	13,921	168,261
Daewoong Co. Ltd.	24,020	278,400
Daewoong Pharmaceutical Co. Ltd.	4,530	378,675
Daishin Securities Co. Ltd. Preference Shares	68,362	685,950
Danal Co. Ltd. (a)	26,060	64,020
Daou Technology, Inc.	21,402	276,764
Dasan Networks, Inc. (a)	11,555	35,451
Dawonsys Co. Ltd. (a)(b)	23,908	296,060
DB HiTek Co. Ltd.	31,776	1,149,154
Dentium Co. Ltd.	6,027	477,461
Devsisters Co. Ltd. (a)	5,134	171,209
DGB Financial Group, Inc.	111,539	650,520
DI Dong Il Corp.	7,503	153,463
DIO Corp. (a)	6,234	116,882
DL Holdings Co. Ltd.	9,402	296,121

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
DMS Co. Ltd.	49,163	$ 198,561
Dong-A Socio Holdings Co. Ltd.	4,907	366,189
Dong-A ST Co. Ltd.	5,280	234,771
Dongjin Semichem Co. Ltd. (b)	24,616	612,937
DongKook Pharmaceutical Co. Ltd.	18,417	203,360
Dongkuk CM Co. Ltd. (a)	10,691	59,817
Dongkuk Steel Mill Co. Ltd. (a)	17,580	145,002
Dongsuh Cos., Inc.	29,404	366,515
Dongsung Finetec Co. Ltd.	10,606	95,889
Dongsung Pharmaceutical Co. Ltd. (a)	29,575	128,215
Dongwha Enterprise Co. Ltd. (a)(b)	3,077	128,379
Dongwha Pharm Co. Ltd.	34,936	253,722
Dongwon F&B Co. Ltd.	2,420	55,685
Dongwon Industries Co. Ltd.	7,547	173,379
Doosan Co. Ltd. (b)	4,949	415,534
Doosan Tesna, Inc.	3,003	98,142
DoubleUGames Co. Ltd.	7,415	219,801
Dreamtech Co. Ltd.	12,532	130,762
Duk San Neolux Co. Ltd. (a)	5,757	182,386
E Investment&Development Co. Ltd. (a)	54,672	56,398
Echo Marketing, Inc.	62,113	498,506
Eco&Dream Co. Ltd. (a)	5,960	135,595
Ecopro Co. Ltd.	208	138,882
Ecopro HN Co. Ltd. (b)	4,601	242,768
EM-Tech Co. Ltd. (b)	21,220	785,489
ENF Technology Co. Ltd.	24,396	355,978
Enplus Co. Ltd. (a)	28,689	129,264
Enzychem Lifesciences Corp. (a)	28,983	32,325
Eo Technics Co. Ltd. (b)	9,009	935,350
Eoflow Co. Ltd. (a)	18,180	330,080
Eone Diagnomics Genome Center Co. Ltd. (a)	55,224	42,562
E-TRON Co. Ltd. (a)	400,758	80,484
Eubiologics Co. Ltd. (a)	16,019	124,885
Eugene Corp.	46,905	120,617
Eugene Investment & Securities Co. Ltd.	128,060	357,304
Eugene Technology Co. Ltd.	4,804	137,242
Eutilex Co. Ltd. (a)	2,337	5,161
Fila Holdings Corp.	30,617	819,085
Fine M-Tec Co. Ltd. (a)	12,899	73,222
Foosung Co. Ltd. (b)	42,056	318,833
GC Cell Corp.	7,067	174,921
GemVax & Kael Co. Ltd. (a)	14,484	130,736
GeneOne Life Science, Inc. (a)	38,302	100,339
Genexine, Inc. (a)	23,312	152,718
Genome & Co. (a)	9,976	104,166
Genomictree, Inc. (a)	10,773	165,259
Giantstep, Inc. (a)	6,579	53,338
GOLFZON Co. Ltd.	2,386	166,210
Gradiant Corp.	7,253	64,231
Security Description	Shares	Value
Grand Korea Leisure Co. Ltd. (a)	17,431	$ 210,040
Gravity Co. Ltd. ADR (a)	1,498	103,362
Green Cross Holdings Corp.	16,651	172,013
G-SMATT GLOBAL Co. Ltd. (a)(c)	4,929	—
HAESUNG DS Co. Ltd.	18,124	754,831
Hana Tour Service, Inc. (a)	6,264	216,088
Hanall Biopharma Co. Ltd. (a)	18,002	435,575
Hancom, Inc. (a)	10,542	105,233
Handsome Co. Ltd.	13,165	181,660
Hanil Cement Co. Ltd.	12,693	112,971
Hanjin Shipping Co. Ltd. (a)(c)	1,732	—
Hanjin Transportation Co. Ltd.	5,817	88,156
Hankook & Co. Co. Ltd.	16,617	136,443
Hansae Co. Ltd. (b)	13,213	192,898
Hansol Chemical Co. Ltd.	4,353	541,302
Hansol Paper Co. Ltd.	28,788	222,940
Hanwha General Insurance Co. Ltd. (a)	52,222	169,507
Hanwha Investment & Securities Co. Ltd. (a)	100,241	177,543
Harim Holdings Co. Ltd.	73,767	384,852
HD Hyundai Construction Equipment Co. Ltd.	8,408	454,857
HD Hyundai Infracore Co. Ltd.	50,229	394,566
HDC Holdings Co. Ltd.	17,764	83,199
HDC Hyundai Development Co-Engineering & Construction Class E	16,876	127,814
Hecto Innovation Co. Ltd.	27,299	288,689
Helixmith Co. Ltd. (a)	26,012	84,818
HFR, Inc. (a)	5,026	79,334
HL Holdings Corp.	3,350	87,387
HLB Global Co. Ltd. (a)	16,362	48,865
HLB Life Science Co. Ltd. (a)	43,142	293,176
Hlb Pharma Ceutical Co. Ltd. (a)	9,140	87,377
HLB Therapeutics Co. Ltd. (a)	32,032	81,659
Homecast Co. Ltd. (a)	22,420	94,704
HS Industries Co. Ltd.	40,518	101,190
Humasis Co. Ltd. (a)(b)	64,405	116,219
Humedix Co. Ltd.	1,548	41,872
Huons Co. Ltd.	5,253	170,117
Huons Global Co. Ltd.	3,210	53,762
Hyosung Advanced Materials Corp. Class C	3,487	1,014,264
Hyosung Chemical Corp. (a)	2,138	136,734
Hyosung Heavy Industries Corp. (a)	5,634	709,782
Hyosung TNC Corp.	3,185	830,829
HYULIM A-TECH Co. Ltd. (a)	33,459	14,282
Hyundai Bioland Co. Ltd.	31,397	229,184
Hyundai Bioscience Co. Ltd. (a)(b)	22,579	491,939
HYUNDAI Corp.	3,148	44,418

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Hyundai Department Store Co. Ltd.	4,821	$ 227,224
Hyundai Elevator Co. Ltd.	11,790	382,690
Hyundai Ezwel Co. Ltd.	22,504	102,397
Hyundai GF Holdings	26,513	67,491
Hyundai Green Food (a)	14,013	116,723
Hyundai Home Shopping Network Corp.	4,700	145,591
Il Dong Pharmaceutical Co. Ltd. (a)	10,639	165,569
Iljin Diamond Co. Ltd.	3,638	37,798
Ilyang Pharmaceutical Co. Ltd.	9,468	98,230
InBody Co. Ltd.	9,944	183,493
Innocean Worldwide, Inc.	6,657	217,065
InnoWireless Co. Ltd.	6,321	112,189
Innox Advanced Materials Co. Ltd. (b)	7,074	167,230
Inscobee, Inc. (a)	65,652	59,016
Insun ENT Co. Ltd. (a)(b)	44,558	255,579
Intellian Technologies, Inc. (b)	4,084	248,478
Interojo Co. Ltd.	5,153	139,002
iNtRON Biotechnology, Inc. (a)(b)	17,851	102,259
IS Dongseo Co. Ltd. (a)	7,107	151,157
ISC Co. Ltd.	2,334	136,297
ISU Specialty Chemical (a)	1,672	258,346
IsuPetasys Co. Ltd.	18,573	384,013
Jahwa Electronics Co. Ltd. (a)	27,338	496,355
JB Financial Group Co. Ltd.	117,948	870,581
Jeil Pharmaceutical Co. Ltd.	5,771	70,224
Jeisys Medical, Inc. (a)	54,721	487,842
Jeju Air Co. Ltd. (a)	12,495	103,153
Jenax, Inc. (a)(c)	1,564	—
JETEMA Co. Ltd. (a)	8,288	138,195
Jin Air Co. Ltd. (a)	25,778	230,195
JoyCity Corp. (a)	34,865	68,469
JW Pharmaceutical Corp.	8,100	229,902
JW Shinyak Corp. (a)	16,015	31,510
KC Co. Ltd.	7,184	86,992
KEPCO Plant Service & Engineering Co. Ltd.	17,503	425,447
KG Dongbusteel (b)	25,317	148,217
KG Eco Technology Service Co. Ltd.	14,481	132,641
Kginicis Co. Ltd.	18,579	147,597
KGMobilians Co. Ltd.	13,554	52,633
KH FEELUX Co. Ltd. (a)	41,265	13,516
KH Vatec Co. Ltd. (b)	9,192	99,113
KINX, Inc.	5,559	320,506
KMW Co. Ltd. (a)(b)	17,281	164,563
Koh Young Technology, Inc.	27,360	251,013
Kolmar BNH Co. Ltd. (b)	33,167	407,767
Kolmar Korea Co. Ltd.	10,573	400,386
Kolon Industries, Inc.	10,753	364,569
KoMiCo Ltd.	2,845	102,676
Komipharm International Co. Ltd. (a)(b)	20,756	85,830
Security Description	Shares	Value
KONA I Co. Ltd. (a)	7,528	$ 115,760
Korea Electric Terminal Co. Ltd.	3,289	124,306
Korea Electronic Power Industrial Development Co. Ltd.	16,980	95,382
Korea Line Corp. (a)	106,652	140,606
Korea Petrochemical Ind Co. Ltd.	3,011	304,358
Korea Real Estate Investment & Trust Co. Ltd.	66,236	59,246
Korea United Pharm, Inc.	8,521	167,023
Korean Reinsurance Co.	125,652	767,284
KT Skylife Co. Ltd.	6,919	30,714
Kukdo Chemical Co. Ltd.	2,966	114,297
Kuk-il Paper Manufacturing Co. Ltd. (a)	36,435	21,601
Kumho Tire Co., Inc. (a)	60,942	207,972
KUMHOE&C Co. Ltd.	17,295	65,366
Kwang Dong Pharmaceutical Co. Ltd.	21,977	96,905
L&C Bio Co. Ltd. (b)	8,883	221,845
LabGenomics Co. Ltd. (a)	26,920	92,666
LB Semicon, Inc. (a)	13,397	61,554
LegoChem Biosciences, Inc. (a)	12,824	352,579
LF Corp.	3,086	32,658
Lime Co. Ltd. (a)(c)	2,258	—
Lotte Chilsung Beverage Co. Ltd.	3,228	299,739
LOTTE Fine Chemical Co. Ltd.	16,425	712,066
Lotte Tour Development Co. Ltd. (a)	17,427	180,547
Lotte Wellfood Co. Ltd.	2,235	180,867
Lunit, Inc. (a)	4,824	641,699
LX International Corp.	27,458	580,944
LX Semicon Co. Ltd. (b)	5,822	357,673
Macrogen, Inc.	9,240	127,363
Maeil Dairies Co. Ltd.	1,095	35,015
Magnachip Semiconductor Corp. (a)	27,492	228,459
Mcnex Co. Ltd.	5,532	107,819
Medipost Co. Ltd. (a)	10,124	55,144
MedPacto, Inc. (a)(b)	6,935	50,263
Medytox, Inc.	3,327	622,549
Meerecompany, Inc.	487	11,603
MegaStudyEdu Co. Ltd.	5,561	208,939
Mezzion Pharma Co. Ltd. (a)	11,299	348,331
Miwon Commercial Co. Ltd.	1,107	132,325
Modetour Network, Inc. (a)	9,080	108,537
Myoung Shin Industrial Co. Ltd. (a)	14,364	191,605
Namhae Chemical Corp.	23,576	129,114
Namsun Aluminum Co. Ltd. (a)	43,629	70,807
Naturecell Co. Ltd. (a)(b)	38,088	218,468
Neowiz (a)	12,725	240,940
NEPES Corp. (a)	11,404	142,402

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
NewGLAB Pharma Co. Ltd. (a)	15,902	$ 16,298
NEXTIN, Inc.	4,072	188,904
NHN Corp. (a)	18,896	318,574
NHN KCP Corp.	15,990	96,931
NICE Holdings Co. Ltd.	6,459	62,225
NICE Information Service Co. Ltd.	31,722	232,261
NKMax Co. Ltd. (a)	16,195	158,902
NOVAREX Co. Ltd.	1,364	11,008
OliX Pharmaceuticals, Inc. (a)	5,813	69,141
Orion Holdings Corp.	14,694	166,388
Oscotec, Inc. (a)	14,553	314,916
Ottogi Corp.	1,461	395,187
Paradise Co. Ltd. (a)(b)	29,349	353,867
Park Systems Corp.	2,252	272,530
Partron Co. Ltd.	8,977	52,422
Peptron, Inc. (a)	21,520	536,644
PharmaResearch Co. Ltd.	3,366	315,547
Pharmicell Co. Ltd. (a)	44,498	238,088
PI Advanced Materials Co. Ltd. (b)	10,376	209,150
POLUS BioPharm, Inc. (a)(c)	21,662	—
Poongsan Corp.	18,874	472,759
Power Logics Co. Ltd. (a)	18,320	102,366
Prestige Biologics Co. Ltd. (a)	15,459	53,443
PSK Holdings, Inc.	2	32
PSK, Inc. (b)	24,458	349,271
RAPHAS Co. Ltd. (a)	4,688	84,595
Reyon Pharmaceutical Co. Ltd.	4,203	49,555
RFHIC Corp.	5,587	63,058
RFTech Co. Ltd. (a)	13,142	37,593
S&S Tech Corp.	5,086	166,028
Sam Chun Dang Pharm Co. Ltd. (a)	6,972	396,806
Sambu Engineering & Construction Co. Ltd. (a)	84,665	198,267
Samjin Pharmaceutical Co. Ltd.	11,857	194,629
Samsung Pharmaceutical Co. Ltd. (a)	35,533	70,439
Samwha Capacitor Co. Ltd.	4,266	113,811
Samyang Holdings Corp.	4,656	240,840
Sang-A Frontec Co. Ltd.	4,401	66,044
Sangsangin Co. Ltd. (a)	28,727	102,079
Saramin Co. Ltd.	5,713	89,332
SeAH Besteel Holdings Corp.	8,268	150,728
Sebang Global Battery Co. Ltd.	2,704	118,428
Seegene, Inc. (b)	17,912	283,401
Seobu T&D	17,339	101,125
Seojin System Co. Ltd. (a)	53,006	615,536
Seoul Semiconductor Co. Ltd.	27,688	216,062
SFA Engineering Corp.	22,823	536,156
SFA Semicon Co. Ltd. (a)	36,252	135,670
SGC Energy Co. Ltd.	5,382	102,503
Shin Poong Pharmaceutical Co. Ltd. (a)(b)	16,545	188,819
Shinsegae International, Inc.	7,296	101,270
Security Description	Shares	Value
Shinsung E&G Co. Ltd. (a)	238,861	$ 394,738
SIMMTECH Co. Ltd.	9,119	259,162
SK Chemicals Co. Ltd.	4,509	210,848
SK D&D Co. Ltd.	10,832	227,573
SK Discovery Co. Ltd.	4,533	137,226
SK Networks Co. Ltd.	81,004	366,181
SK oceanplant Co. Ltd. (a)	11,184	152,336
SK Rent A Car Co. Ltd.	3,637	31,831
SK Securities Co. Ltd.	357,749	162,782
SL Corp.	7,649	184,791
Solid, Inc.	19,539	94,119
SOLUM Co. Ltd. (a)	17,119	390,741
Solus Advanced Materials Co. Ltd.	10,183	219,975
Songwon Industrial Co. Ltd.	17,748	229,906
Soulbrain Holdings Co. Ltd. (b)	4,929	106,477
SPC Samlip Co. Ltd.	2,010	98,906
ST Pharm Co. Ltd.	9,253	523,884
STCUBE (a)(b)	20,213	180,350
STIC Investments, Inc.	16,438	79,912
Sugentech, Inc.	14,506	77,077
Suheung Co. Ltd.	1,808	38,521
Sungshin Cement Co. Ltd.	17,141	115,340
Synopex, Inc. (a)	37,509	100,346
T&R Biofab Co. Ltd. (a)	12,578	110,642
Taekwang Industrial Co. Ltd.	449	189,662
Taihan Electric Wire Co. Ltd. (a)(b)	64,769	582,220
Taihan Fiberoptics Co. Ltd. (a)	27,276	32,746
TechWing, Inc.	42,701	213,284
Theragen Etex Co. Ltd. (a)	21,884	67,465
TKG Huchems Co. Ltd.	24,359	380,891
Tokai Carbon Korea Co. Ltd.	1,876	131,656
Toptec Co. Ltd.	11,393	63,323
Tovis Co. Ltd.	9,269	114,162
TSE Co. Ltd. (b)	3,180	100,627
TY Holdings Co. Ltd.	25,649	116,327
UBCare Co. Ltd.	29,355	100,504
Unid Co. Ltd.	2,248	102,621
Union Semiconductor Equipment & Materials Co. Ltd.	58,868	327,190
Unison Co. Ltd. (a)	74,616	75,313
UTI, Inc. (a)	5,379	112,611
Value Added Technology Co. Ltd.	4,425	105,100
Vaxcell-Bio Therapeutics Co. Ltd. (a)(b)	7,296	149,229
Webzen, Inc.	13,230	130,986
Wellbiotec Co. Ltd. (a)	33,060	58,309
Wemade Co. Ltd. (b)	10,637	290,874
Whanin Pharmaceutical Co. Ltd.	10,811	111,523
Wins Co. Ltd.	8,227	77,551
WiSoL Co. Ltd.	7,448	34,607
Wonik Holdings Co. Ltd. (a)(b)	118,212	279,455
WONIK IPS Co. Ltd.	19,370	459,345

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Woojeon Co. Ltd. (a)(c)	76	$ —
Woongjin Thinkbig Co. Ltd.	9,533	16,955
Woori Technology Investment Co. Ltd. (a)(b)	83,633	195,230
Woori Technology, Inc. (a)	110,181	117,824
Wysiwyg Studios Co. Ltd. (a)	59,891	114,731
YG Entertainment, Inc.	5,541	257,874
Young Poong Corp.	657	250,258
Yuanta Securities Korea Co. Ltd.	87,254	162,300
Yungjin Pharmaceutical Co. Ltd. (a)	61,140	104,211
Zinus, Inc.	4,610	75,843
		74,549,450
SPAIN — 1.0%
Abengoa SA Class B (a)(c)	12,105,124	—
Aedas Homes SA (b)(d)	14,722	252,196
Amper SA (a)(b)	875,217	102,301
Applus Services SA	88,372	926,282
Atresmedia Corp. de Medios de Comunicacion SA	59,398	230,169
Audax Renovables SA (a)(b)	92,366	123,219
Befesa SA (d)	18,969	580,813
Construcciones y Auxiliar de Ferrocarriles SA	13,302	416,871
Distribuidora Internacional de Alimentacion SA (a)	8,785,808	123,716
Ence Energia y Celulosa SA (b)	62,895	211,357
Ercros SA	73,188	233,238
Faes Farma SA	232,533	787,822
Global Dominion Access SA (d)	49,195	174,486
Grupo Ezentis SA (a)(b)	337,896	31,983
Lar Espana Real Estate Socimi SA REIT	28,941	169,753
Let's GOWEX SA (a)(b)(c)	9,561	—
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros (b)	137,670	127,538
Melia Hotels International SA (a)(b)	19,391	118,151
Neinor Homes SA (a)(d)	27,934	278,893
Obrascon Huarte Lain SA (a)(b)	127,243	55,881
Oryzon Genomics SA (a)(b)	28,283	61,087
Pharma Mar SA (b)	7,194	244,647
Prosegur Cash SA (b)(d)	240,039	149,689
Prosegur Compania de Seguridad SA	66,591	107,588
Talgo SA (b)(d)	45,376	168,867
Tecnicas Reunidas SA (a)(b)	57,427	561,800
Tubacex SA	94,370	303,739
		6,542,086
SWEDEN — 3.6%
AcadeMedia AB (d)	59,447	255,863
Addnode Group AB	58,191	357,527
Security Description	Shares	Value
AFRY AB	48,140	$ 568,949
Alimak Group AB (d)	46,377	284,302
Alleima AB	83,750	442,177
Ambea AB (d)	30,524	97,156
Arjo AB Class B	132,559	516,365
Attendo AB (a)(d)	56,106	146,666
Beijer Alma AB	12,312	212,147
Betsson AB Class B (a)	58,874	651,374
BHG Group AB (a)(b)	50,191	60,520
BICO Group AB (a)(b)	43,599	120,633
BioGaia AB Class B	36,314	336,594
Biotage AB	40,638	401,734
Bonava AB Class B (b)	69,275	116,051
BoneSupport Holding AB (a)(d)	25,710	301,254
Boozt AB (a)(b)(d)	22,994	191,331
Bravida Holding AB (d)	74,242	550,791
Bufab AB	25,838	655,927
Bure Equity AB	27,514	552,093
Byggmax Group AB (a)(b)	36,121	98,014
Calliditas Therapeutics AB Class B (a)(b)	16,851	151,228
Camurus AB (a)	17,659	505,184
Cantargia AB (a)(b)	169,524	66,473
Cellavision AB	20,916	295,714
Cibus Nordic Real Estate AB (b)	35,321	352,098
Cint Group AB (a)	74,725	68,987
Clas Ohlson AB Class B	30,960	333,703
Cloetta AB Class B	126,443	212,519
Coor Service Management Holding AB (d)	50,194	205,134
Creades AB Class A	22,810	130,697
Dios Fastigheter AB	60,968	349,897
Duni AB	19,368	172,747
Dustin Group AB (a)(d)	49,488	92,196
Electrolux Professional AB Class B	94,346	490,219
Eolus Vind AB Class B	12,524	92,395
Fagerhult Group AB	30,229	142,739
Ferronordic AB	6,153	38,512
Fingerprint Cards AB Class B (a)(b)	181,805	15,884
G5 Entertainment AB	3,994	58,085
GARO AB	20,268	71,078
Genovis AB (a)	43,033	183,790
Granges AB	58,464	554,278
Hansa Biopharma AB (a)(b)	35,134	111,247
Hemnet Group AB	29,471	523,274
Hoist Finance AB (a)(d)	84,347	211,951
Humana AB (a)	15,059	36,871
Instalco AB	155,499	465,172
INVISIO AB	11,481	209,030
Inwido AB	35,552	359,964
KNOW IT AB	26,067	304,237
Lindab International AB	26,963	397,091
Maha Energy AB (a)(b)	109,896	85,172

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
MEKO AB	16,955	$ 148,182
MIPS AB	12,162	415,095
Modern Times Group MTG AB Class B (a)	57,189	389,009
NCAB Group AB	180,287	893,619
NCC AB Class B (b)	46,034	501,687
New Wave Group AB Class B (b)	106,309	745,245
Nobia AB (a)	60,660	45,561
Nolato AB Class B	97,789	403,426
Nordic Waterproofing Holding AB	9,383	140,432
Note AB (a)	19,775	286,863
NP3 Fastigheter AB	10,142	147,684
Nyfosa AB (b)	86,011	465,515
OW Bunker AS (a)(b)(c)	9,828	—
Platzer Fastigheter Holding AB Class B	19,367	119,794
PowerCell Sweden AB (a)(b)	26,972	133,020
Ratos AB Class B	87,778	263,555
Re:NewCell AB (a)(b)	24,338	152,110
Resurs Holding AB (d)	104,706	227,064
SAS AB (a)	6,904	171
Scandi Standard AB	33,301	159,697
Sdiptech AB Class B (a)	15,490	315,669
Sedana Medical AB (a)(b)	54,722	94,845
SkiStar AB	24,784	255,044
Smart Eye AB (a)(b)	12,383	55,303
SolTech Energy Sweden AB (a)(b)	66,246	54,330
Stillfront Group AB (a)	253,689	373,498
Storytel AB (a)(b)	28,682	79,360
Surgical Science Sweden AB (a)	33,761	467,064
Svolder AB Class B	31,482	147,497
SwedenCare AB (b)	47,962	180,384
Tethys Oil AB (a)	37,853	191,352
Tobii AB (a)	45,460	56,824
Tobii Dynavox AB (a)	45,460	130,134
Troax Group AB	16,986	242,340
Vestum AB (a)	95,929	39,734
Vimian Group AB (a)(b)	112,998	247,959
Vitec Software Group AB Class B	15,285	722,451
VNV Global AB (a)(b)	72,827	111,813
Xvivo Perfusion AB (a)	13,415	338,950
		23,947,314
SWITZERLAND — 1.9%
Arbonia AG	23,225	213,006
Aryzta AG (a)	531,226	910,540
Ascom Holding AG	45,485	517,101
Autoneum Holding AG (a)(b)	2,022	263,470
Basilea Pharmaceutica AG (a)	4,059	181,918
Bell Food Group AG	925	276,044
Bossard Holding AG Class A	1,748	384,071
Security Description	Shares	Value
Burckhardt Compression Holding AG	1,577	$ 861,075
Burkhalter Holding AG	1,329	127,409
Bystronic AG (b)	305	189,708
Coltene Holding AG	2,611	189,803
DocMorris AG (a)(b)	7,965	442,307
Gurit Holding AG Class BR (a)(b)	2,670	271,145
Huber & Suhner AG	7,152	517,558
Implenia AG	9,397	308,679
Intershop Holding AG	428	283,524
Kardex Holding AG	4,392	962,610
Komax Holding AG	2,508	578,474
Leonteq AG	4,150	173,748
Medmix AG (d)	11,024	280,179
Metall Zug AG Class B	104	162,571
Meyer Burger Technology AG (a)(b)	1,437,355	582,924
Mobilezone Holding AG	20,875	312,167
Orior AG	6,568	523,401
Rieter Holding AG (b)	1,662	154,791
Schweiter Technologies AG (b)	393	251,317
Sensirion Holding AG (a)(d)	4,608	369,728
SKAN Group AG	4,157	353,536
u-blox Holding AG	4,223	359,611
Valiant Holding AG	7,543	782,500
Vetropack Holding AG	6,849	302,844
Ypsomed Holding AG	162	47,725
Zehnder Group AG	3,270	192,311
		12,327,795
TANZANIA, UNITED REPUBLIC OF — 0.0% (e)
Helios Towers PLC (a)(b)	260,752	233,603
TURKEY — 0.1%
Eldorado Gold Corp. (a)(b)	81,070	726,752
UNITED KINGDOM — 6.5%
4imprint Group PLC	13,098	839,305
888 Holdings PLC (a)(b)	148,133	181,165
ABRDN PROPERTY INCOME TRUST Ltd. REIT	192,803	115,074
AG Barr PLC	68,868	412,719
AJ Bell PLC	182,867	612,456
Alphawave IP Group PLC (a)(b)	191,966	267,575
AO World PLC (a)	182,454	190,181
Ascential PLC (a)	250,208	638,268
ASOS PLC (a)(b)	29,920	140,415
Auction Technology Group PLC (a)	49,089	391,249
Autolus Therapeutics PLC ADR (a)(b)	52,387	122,062
Avon Rubber PLC	18,824	141,989
Bicycle Therapeutics PLC ADR (a)(b)	35,866	720,548
Bodycote PLC	75,240	599,218
Bytes Technology Group PLC	120,105	731,212

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Capita PLC (a)	872,952	$ 181,345
Capricorn Energy PLC	146,965	311,759
Card Factory PLC (a)	227,423	280,357
Chemring Group PLC	114,926	389,257
Clarkson PLC	13,802	460,739
CLS Holdings PLC REIT	170,984	247,929
CMC Markets PLC (b)(d)	121,140	155,546
Coats Group PLC	788,127	705,108
Compass Pathways PLC ADR (a)(b)	16,121	119,295
Crest Nicholson Holdings PLC	140,028	296,873
Currys PLC	545,879	322,476
Custodian Property Income Reit PLC	87,909	88,520
DEV Clever Holdings PLC (a)(c)	399,295	109,656
DiscoverIE Group PLC	46,302	383,164
Ecora Resources PLC	141,025	184,521
Elementis PLC (a)	298,469	452,456
Empiric Student Property PLC REIT	501,882	548,252
EnQuest PLC (a)	806,750	149,770
Essentra PLC	166,841	329,486
Exscientia PLC ADR (a)(b)	28,155	127,261
FDM Group Holdings PLC	67,980	431,459
Firstgroup PLC	287,605	529,714
Forterra PLC (d)	222,033	403,251
Genius Sports Ltd. (a)(b)	45,955	244,940
Genuit Group PLC	96,338	387,444
Global Ship Lease, Inc. Class A (b)	8,383	153,744
Great Portland Estates PLC REIT	157,082	801,033
Gym Group PLC (a)(b)(d)	180,703	244,818
Halfords Group PLC	97,460	235,887
Hammerson PLC REIT (b)	2,295,772	705,570
Helical PLC REIT	81,564	210,554
Hill & Smith PLC	40,267	846,326
Hilton Food Group PLC	46,016	402,702
Hollywood Bowl Group PLC	84,737	255,979
Hunting PLC	77,869	290,356
Ibstock PLC (d)	234,716	408,238
IntegraFin Holdings PLC	180,985	523,978
IP Group PLC	533,572	345,163
J D Wetherspoon PLC (a)	87,709	740,273
John Wood Group PLC (a)	387,237	734,013
Johnston Press PLC (a)(c)	358	—
Jupiter Fund Management PLC	291,064	341,403
Just Group PLC	531,260	466,869
Keller Group PLC	60,755	556,900
Kier Group PLC (a)	204,055	286,418
Lancashire Holdings Ltd.	144,836	1,042,999
Lb-shell PLC (a)(c)	571	—
Luceco PLC (d)	107,916	152,792
Marshalls PLC	113,713	350,867
Marston's PLC (a)	614,776	228,111
Mitie Group PLC	671,476	842,518
Security Description	Shares	Value
Mobico Group PLC	404,961	$ 438,916
Molten Ventures PLC (a)	67,568	188,032
Moneysupermarket.com Group PLC	246,187	728,973
Moonpig Group PLC (a)(b)	128,524	256,012
Morgan Advanced Materials PLC	194,498	581,616
Morgan Sindall Group PLC	25,254	633,428
NCC Group PLC	218,980	315,386
Odfjell Technology Ltd.	98	496
On the Beach Group PLC (a)(d)	84,699	109,375
Oxford Biomedica PLC (a)	38,028	141,798
Oxford Instruments PLC	23,749	631,913
Pagegroup PLC	161,720	827,448
PayPoint PLC	36,569	233,437
Petrofac Ltd. (a)(b)	212,919	197,637
Picton Property Income Ltd. REIT	197,251	164,435
Premier Foods PLC	337,504	494,329
PZ Cussons PLC	218,843	378,226
Quilter PLC (d)	597,545	625,403
Rathbones Group PLC	32,804	695,876
Reach PLC	148,069	154,249
Redde Northgate PLC	87,539	361,138
Regional REIT Ltd. (b)(d)	453,910	157,896
Renewi PLC (a)	48,455	434,100
Restaurant Group PLC (a)	317,959	197,923
S4 Capital PLC (a)(b)	189,236	156,137
Sabre Insurance Group PLC (d)	131,596	243,178
Savills PLC	66,172	699,032
Schroder Real Estate Investment Trust Ltd.	634,431	318,260
Senior PLC	455,996	907,202
SIG PLC (a)	371,464	163,447
Spire Healthcare Group PLC (d)	150,029	427,580
SThree PLC	49,565	226,257
Supermarket Income Reit PLC	782,126	726,469
Synthomer PLC (a)(b)	8,725	24,705
THG PLC (a)(b)	353,513	301,346
TP ICAP Group PLC	357,689	742,618
Treatt PLC (b)	22,468	139,036
Triple Point Social Housing Reit PLC (b)(d)	200,524	122,864
TT Electronics PLC	57,472	119,251
Tyman PLC	130,189	459,227
U.K. Commercial Property REIT Ltd.	692,883	449,066
Vanquis Banking Group PLC	194,933	299,786
Verona Pharma PLC ADR (a)(b)	38,360	625,268
Vertical Aerospace Ltd. (a)(b)	25,871	30,528
Vesuvius PLC	57,173	302,996
Victrex PLC	30,198	517,857
Volution Group PLC	82,968	366,382

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Security Description	Shares	Value
Wincanton PLC	52,832	$ 176,686
Workspace Group PLC REIT	77,954	466,790
		43,071,535
UNITED STATES — 1.5%
Access Bio, Inc. KDR	21,801	195,327
Adaptimmune Therapeutics PLC ADR (a)(b)	76,236	59,464
Argonaut Gold, Inc. (a)	460,496	190,738
Avadel Pharmaceuticals PLC ADR (a)(b)	30,306	312,152
Civeo Corp.	9,101	188,664
DHT Holdings, Inc.	69,067	711,390
Diversified Energy Co. PLC	671,644	661,149
Dole PLC	23,800	275,604
Energy Fuels, Inc. (a)(b)	97,281	803,000
Ferroglobe PLC (a)(c)(f)	19,857	—
Ferroglobe PLC (a)(f)	110,571	574,969
Fiverr International Ltd. (a)(b)	33,592	821,996
Hecla Mining Co. (b)	7,714	30,162
IMAX Corp. (a)	38,466	743,163
Maxeon Solar Technologies Ltd. (a)(b)	16,999	197,019
MDA Ltd. (a)	38,987	332,485
MeiraGTx Holdings PLC (a)	20,429	100,307
Nordic American Tankers Ltd. (b)	108,215	445,846
Paysafe Ltd. (a)(b)	13,267	159,071
PolyPeptide Group AG (a)(b)(d)	6,662	121,763
PureTech Health PLC (a)	111,902	247,213
REC Silicon ASA (a)	337,422	507,361
RHI Magnesita NV	12,946	439,590
Riskified Ltd. Class A (a)	108,038	484,010
Sinch AB (a)(d)	293,704	519,271
Stratasys Ltd. (a)	34,420	468,456
UroGen Pharma Ltd. (a)	16,719	234,233
Viemed Healthcare, Inc. (a)(b)	27,779	187,180
Zymeworks, Inc. (a)	22,957	145,547
		10,157,130
VIETNAM — 0.1%
XP Power Ltd.	12,538	361,157
TOTAL COMMON STOCKS (Cost $847,731,238)		654,015,661

RIGHTS — 0.0% (e)
SOUTH KOREA — 0.0% (e)
CosmoAM&T Co. Ltd. (expiring 11/07/23) (a)	572	11,275
Cosmochemical Co. Ltd. (expiring 10/19/23) (a)(b)	1,288	7,197
Eone Diagnomics Genome Center Co. Ltd. (expiring 10/20/23) (a)	45,501	3,743
Security Description	Shares	Value
Kangstem Biotech Co. Ltd. (expiring 10/31/23) (a)	11,063	$ 2,263
LEMON Co. Ltd. (expiring 10/11/23) (a)	3,369	986
Lunit, Inc. (expiring 11/02/23) (a)	723	13,931
Medipost Co. Ltd. (expiring 11/01/23) (a)	5,434	5,879
Vaxcell-Bio Therapeutics Co. Ltd. (expiring 11/02/23) (a)	1,887	5,244
		50,518
UNITED KINGDOM — 0.0% (e)
Synthomer PLC (expiring 10/12/23) (a)(b)	52,346	19,167
TOTAL RIGHTS (Cost $235,232)		69,685
WARRANTS — 0.0% (e)
AUSTRALIA — 0.0% (e)
PointsBet Holdings Ltd. (expiring 07/08/24) (a)	4,680	—
FRANCE — 0.0% (e)
Technicolor SA (expiring 09/22/24) (a)(b)	4,594	25
ITALY — 0.0% (e)
Webuild SpA (expiring 08/02/30) (a)(b)(c)	19,800	—
MACAU — 0.0% (e)
MECOM Power & Construction Ltd. (expiring 05/24/24) (a)(b)	63,799	383
NORWAY — 0.0% (e)
Bergenbio ASA (Expiring 04/14/24) (a)	1,437,857	—
TOTAL WARRANTS (Cost $0)		408
SHORT-TERM INVESTMENTS — 10.1%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (g)(h)	1,699,939	1,700,279
State Street Navigator Securities Lending Portfolio II (i)(j)	65,038,274	65,038,274
TOTAL SHORT-TERM INVESTMENTS (Cost $66,738,553)		66,738,553
TOTAL INVESTMENTS — 108.9% (Cost $914,705,023)		720,824,307
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.9)%		(58,871,472)
NET ASSETS — 100.0%		$ 661,952,835

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

(a)	Non-income producing security.
(b)	All or a portion of the shares of the security are on loan at September 30, 2023.
(c)	Fair valued as determined in good faith by the Trust's Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. Security value is determined based on Level 3 inputs. As of September 30, 2023, total aggregate fair value of the securities is $560,791, representing 0.08% of the Fund's net assets.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 3.1% of net assets as of September 30, 2023, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Amount is less than 0.05% of net assets.
(f)	Reflects separate holdings of the issuer's common stock traded on different securities exchanges.
(g)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(h)	The rate shown is the annualized seven-day yield at September 30, 2023.
(i)	The Fund invested in an affiliated entity. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(j)	Investment of cash collateral for securities loaned.
ADR	American Depositary Receipt
CDI	CREST Depository Interest
REIT	Real Estate Investment Trust

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$652,163,928	$1,290,942	$560,791	$654,015,661
Rights	26,364	43,321	—	69,685
Warrants	408	—	0(a)	408
Short-Term Investments	66,738,553	—	—	66,738,553
TOTAL INVESTMENTS	$718,929,253	$1,334,263	$560,791	$720,824,307
(a)	The Fund held Level 3 securities that were valued at $0 at September 30, 2023.

See accompanying notes to financial statements.

SPDR S&P INTERNATIONAL SMALL CAP ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Sector Breakdown as of September 30, 2023

% of Net Assets
Industrials	21.2
Information Technology	12.5
Materials	11.9
Consumer Discretionary	11.6
Financials	9.3
Health Care	9.0
Real Estate	8.2
Consumer Staples	5.4
Energy	4.8
Communication Services	3.6
Utilities	1.3
Short-Term Investments	10.1
Liabilities in Excess of Other Assets	(8.9)
TOTAL	100.0
(The Fund's sector breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	1,021,298	$ 1,021,502	$ 39,191,191	$ 38,512,508	$193	$(99)	1,699,939	$ 1,700,279	$ 60,795
State Street Navigator Securities Lending Portfolio II	57,887,537	57,887,537	130,543,973	123,393,236	—	—	65,038,274	65,038,274	1,306,299
Total		$58,909,039	$169,735,164	$161,905,744	$193	$(99)		$66,738,553	$1,367,094
See accompanying notes to financial statements.

SPDR S&P NORTH AMERICAN NATURAL RESOURCES ETF
SCHEDULE OF INVESTMENTS
September 30, 2023

Security Description	Shares	Value
COMMON STOCKS — 99.9%
BRAZIL — 3.0%
Wheaton Precious Metals Corp. (a)	414,470	$ 16,897,623
CANADA — 31.1%
Agnico Eagle Mines Ltd.	461,081	21,048,757
ARC Resources Ltd. (a)	133,461	2,140,114
Barrick Gold Corp.	1,554,721	22,688,347
Cameco Corp. (a)	126,318	5,034,968
Canadian Natural Resources Ltd.	299,256	19,442,786
Cenovus Energy, Inc. (a)	332,610	6,957,257
Franco-Nevada Corp.	177,783	23,844,224
Imperial Oil Ltd. (a)	47,283	2,925,811
Ivanhoe Mines Ltd. Class A (a)(b)	487,827	4,199,931
Nutrien Ltd. (a)	421,335	26,140,222
Suncor Energy, Inc. (a)	366,042	12,646,318
Teck Resources Ltd. Class B	418,839	18,110,450
Tourmaline Oil Corp. (a)	68,161	3,445,861
West Fraser Timber Co. Ltd. (a)	59,957	4,373,047
		172,998,093
UNITED STATES — 63.4%
Archer-Daniels-Midland Co.	454,624	34,287,742
CF Industries Holdings, Inc.	190,937	16,370,939
Chevron Corp.	243,102	40,991,859
ConocoPhillips	211,725	25,364,655
Corteva, Inc.	597,513	30,568,765
Coterra Energy, Inc.	202,105	5,466,940
Devon Energy Corp.	189,746	9,050,884
Diamondback Energy, Inc.	46,942	7,270,377
EOG Resources, Inc.	162,246	20,566,303
EQT Corp.	106,992	4,341,736
Exxon Mobil Corp.	447,360	52,600,589
Freeport-McMoRan, Inc.	1,144,863	42,691,941
Hess Corp.	70,826	10,836,378
Marathon Oil Corp.	148,723	3,978,340
Security Description	Shares	Value
Newmont Corp.	635,255	$ 23,472,672
Occidental Petroleum Corp.	171,353	11,117,383
Pioneer Natural Resources Co.	63,069	14,477,489
		353,454,992
ZAMBIA — 2.4%
First Quantum Minerals Ltd. (a)	559,711	13,284,856
TOTAL COMMON STOCKS (Cost $567,119,889)		556,635,564

SHORT-TERM INVESTMENTS — 5.7%
State Street Institutional Liquid Reserves Fund, Premier Class 5.45% (c)(d)	447,962	448,052
State Street Navigator Securities Lending Portfolio II (e)(f)	31,342,008	31,342,008
TOTAL SHORT-TERM INVESTMENTS (Cost $31,790,060)		31,790,060
TOTAL INVESTMENTS — 105.6% (Cost $598,909,949)		588,425,624
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.6)%		(31,444,664)
NET ASSETS — 100.0%		$ 556,980,960
(a)	All or a portion of the shares of the security are on loan at September 30, 2023.
(b)	Non-income producing security.
(c)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these investments during the year ended September 30, 2023 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at September 30, 2023.
(e)	The Fund invested in an affiliated entity. Amounts related to these transactions during the period ended September 30, 2023 are shown in the Affiliate Table below.
(f)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of September 30, 2023.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$556,635,564	$—	$—	$556,635,564
Short-Term Investments	31,790,060	—	—	31,790,060
TOTAL INVESTMENTS	$588,425,624	$—	$—	$588,425,624

See accompanying notes to financial statements.

SPDR S&P NORTH AMERICAN NATURAL RESOURCES ETF
SCHEDULE OF INVESTMENTS  (continued)
September 30, 2023

Industry Breakdown as of September 30, 2023

% of Net Assets
Oil, Gas & Consumable Fuels	46.4%
Metals & Mining	33.4
Chemicals	13.1
Food Products	6.2
Paper & Forest Products	0.8
Short-Term Investments	5.7
Liabilities in Excess of Other Assets	(5.6)
TOTAL	100.0%
(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)
Affiliate Table
	Number of Shares Held at 9/30/22	Value at 9/30/22	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 9/30/23	Value at 9/30/23	Dividend Income
State Street Institutional Liquid Reserves Fund, Premier Class	909,485	$ 909,667	$ 34,893,696	$ 35,353,774	$(1,450)	$(87)	447,962	$ 448,052	$ 43,943
State Street Navigator Securities Lending Portfolio II	24,265,645	24,265,645	408,827,964	401,751,601	—	—	31,342,008	31,342,008	152,928
Total		$25,175,312	$443,721,660	$437,105,375	$(1,450)	$(87)		$31,790,060	$196,871
See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2023

	SPDR Dow Jones Global Real Estate ETF	SPDR Dow Jones International Real Estate ETF	SPDR Portfolio Developed World ex-US ETF	SPDR Portfolio Emerging Markets ETF
ASSETS
Investments in unaffiliated issuers, at value*	$1,101,445,642	$ 306,818,928	$15,934,076,205	$7,226,097,304
Investments in affiliated issuers, at value	9,801,754	1,920,984	504,578,187	223,829,950
Total Investments	1,111,247,396	308,739,912	16,438,654,392	7,449,927,254
Foreign currency, at value	958,899	267,473	102,957,828	41,222,479
Net cash at broker	1,145,530	—	8,672,627	5,194,606
Cash	—	7	—	7,359,031
Receivable for investments sold	—	19,938	1,215,796	277,213
Receivable for fund shares sold	—	—	62,247,594	—
Dividends receivable — unaffiliated issuers	4,934,512	1,633,936	43,696,172	14,051,156
Dividends receivable — affiliated issuers	8,667	1,831	152,136	271,356
Securities lending income receivable — unaffiliated issuers	2,879	5,753	320,532	242,289
Securities lending income receivable — affiliated issuers	5,468	3,062	392,354	104,891
Receivable for foreign taxes recoverable	658,501	891,324	20,309,165	171,620
Other receivable	46,065	—	6,975	—
TOTAL ASSETS	1,119,007,917	311,563,236	16,678,625,571	7,518,821,895
LIABILITIES
Due to custodian	1,212	—	1,129,925	—
Payable upon return of securities loaned	5,976,964	1,807,910	471,383,254	157,993,212
Payable for investments purchased	2,129,125	—	73,763,590	1,311,835
Payable to broker – accumulated variation margin on open futures contracts	539,440	—	3,479,226	2,513,062
Deferred foreign taxes payable	—	—	31,152	30,990,218
Taxes payable	—	1,042,827	—	—
Advisory fee payable	480,495	143,036	404,283	423,354
Trustees’ fees and expenses payable	701	474	1,993	1,609
Accrued expenses and other liabilities	—	23,800	—	105
TOTAL LIABILITIES	9,127,937	3,018,047	550,193,423	193,233,395
NET ASSETS	$1,109,879,980	$ 308,545,189	$16,128,432,148	$7,325,588,500
NET ASSETS CONSIST OF:
Paid-in capital	$1,571,796,968	$1,169,438,370	$16,105,536,291	$8,084,468,401
Total distributable earnings (loss)**	(461,916,988)	(860,893,181)	22,895,857	(758,879,901)
NET ASSETS	$1,109,879,980	$ 308,545,189	$16,128,432,148	$7,325,588,500
NET ASSET VALUE PER SHARE
Net asset value per share	$ 38.21	$ 23.85	$ 31.12	$ 33.65
Shares outstanding (unlimited amount authorized, $0.01 par value)	29,050,000	12,935,379	518,200,000	217,700,000
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$1,308,353,739	$ 463,914,507	$15,633,124,569	$7,534,660,556
Investments in affiliated issuers	9,801,753	1,920,984	504,578,827	223,829,950
Total cost of investments	$1,318,155,492	$ 465,835,491	$16,137,703,396	$7,758,490,506
Foreign currency, at cost	$ 973,587	$ 268,652	$ 103,563,230	$ 41,310,369
* Includes investments in securities on loan, at value	$ 12,667,482	$ 6,570,386	$ 835,237,438	$ 266,324,637
** Includes deferred foreign taxes	$ —	$ —	$ 31,152	$ 30,948,468
See accompanying notes to financial statements.

SPDR Portfolio Europe ETF	SPDR Portfolio MSCI Global Stock Market ETF	SPDR S&P China ETF	SPDR S&P Global Natural Resources ETF	SPDR S&P International Small Cap ETF	SPDR S&P North American Natural Resources ETF

$ 234,162,552	$608,296,995	$ 823,685,372	$3,563,468,809	$ 654,085,754	$ 556,635,564
1,889,073	20,043,896	12,517,043	90,380,823	66,738,553	31,790,060
236,051,625	628,340,891	836,202,415	3,653,849,632	720,824,307	588,425,624
525,856	1,379,994	5,842,940	13,799,931	2,944,162	219,515
—	253,849	1,062,826	2,671,322	—	—
30	64,005	6	5,350,928	2,396	—
30,826	3,175	275,230	—	304,887	42,304,736
—	—	—	132,687,507	—	—
276,550	865,314	1,722,468	8,835,985	2,616,991	594,395
1,019	8,081	3,686	63,176	3,843	4,128
802	4,788	65,135	76,693	85,954	1,842
2,246	14,229	14,167	143,938	108,107	9,952
941,142	306,921	—	99,720	400,723	—
—	—	—	7,622	211	—
237,830,096	631,241,247	845,188,873	3,817,586,454	727,291,581	631,560,192

—	—	—	—	—	—
1,704,410	18,339,479	11,283,541	71,141,830	65,038,274	31,342,008
326,195	—	412,276	132,708,211	51,890	43,073,163
—	91,273	102,026	617,517	—	—
—	152,867	—	—	24,020	—
—	—	—	—	—	—
16,554	46,382	408,447	1,148,240	224,240	163,391
—	239	640	2,048	322	670
—	—	—	—	—	—
2,047,159	18,630,240	12,206,930	205,617,846	65,338,746	74,579,232
$ 235,782,937	$ 612,611,007	$ 832,981,943	$ 3,611,968,608	$ 661,952,835	$ 556,980,960

$ 370,446,450	$646,516,131	$1,689,051,805	$4,149,547,929	$ 906,073,289	$ 733,425,047
(134,663,513)	(33,905,124)	(856,069,862)	(537,579,321)	(244,120,454)	(176,444,087)
$ 235,782,937	$ 612,611,007	$ 832,981,943	$ 3,611,968,608	$ 661,952,835	$ 556,980,960

$ 36.27	$ 50.42	$ 72.12	$ 55.89	$ 29.29	$ 53.05
6,500,370	12,150,000	11,550,000	64,625,000	22,600,000	10,500,000

$ 286,716,973	$630,121,412	$1,276,479,209	$3,691,130,199	$ 847,966,470	$ 567,119,889
1,889,073	20,145,126	12,517,043	90,381,344	66,738,553	31,790,060
$ 288,606,046	$650,266,538	$1,288,996,252	$ 3,781,511,543	$ 914,705,023	$ 598,909,949
$ 525,901	$ 1,408,067	$ 5,848,270	$ 13,810,271	$ 2,958,739	$ 220,483
$ 3,145,858	$ 22,799,939	$ 31,055,630	$ 204,997,060	$ 117,144,201	$ 54,437,590
$ —	$ 152,867	$ —	$ —	$ 24,020	$ —

SPDR INDEX SHARES FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2023

	SPDR Dow Jones Global Real Estate ETF	SPDR Dow Jones International Real Estate ETF	SPDR Portfolio Developed World ex-US ETF	SPDR Portfolio Emerging Markets ETF
INVESTMENT INCOME
Dividend income — unaffiliated issuers	$ 45,057,799	$ 17,340,990	$ 495,936,107	$ 245,805,950
Dividend income — affiliated issuers	90,463	24,745	1,659,503	1,839,853
Dividend income — non-cash transactions	—	1,250,500	—	—
Unaffiliated securities lending income	57,374	124,549	3,158,181	1,808,621
Affiliated securities lending income	78,611	195,222	5,578,713	1,613,559
EU Reclaims	—	2,300,648	—	—
Less: Taxes	—	(1,042,827)	—	—
Foreign taxes withheld	(1,484,337)	(1,797,862)	(43,859,455)	(27,376,510)
TOTAL INVESTMENT INCOME (LOSS)	43,799,910	18,395,965	462,473,049	223,691,473
EXPENSES
Advisory fee	6,118,984	2,488,608	5,662,154	6,861,134
Trustees’ fees and expenses	14,407	5,849	160,435	74,338
Professional fees and expenses	—	23,800	—	—
Miscellaneous expenses	63,383	13,329	349,112	106,237
TOTAL EXPENSES	6,196,774	2,531,586	6,171,701	7,041,709
NET INVESTMENT INCOME (LOSS)	$ 37,603,136	$ 15,864,379	$ 456,301,348	$ 216,649,764
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers*	(28,853,280)	(32,299,573)	(91,241,214)	(143,482,882)
Investments — affiliated issuers	1,236	(41)	(1,459)	—
In-kind redemptions — unaffiliated issuers	20,342,677	(31,862,418)	10,287,395	—
In-kind redemptions — affiliated issuers	—	—	—	—
Foreign currency transactions	(38,802)	(85,745)	(796,812)	(10,126,999)
Futures contracts	(742,544)	—	7,145,188	448,019
Net realized gain (loss)	(9,290,713)	(64,247,777)	(74,606,902)	(153,161,862)
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers**	(400,468)	72,457,504	2,221,937,019	540,775,669
Investments — affiliated issuers	(37)	(23)	(640)	—
Foreign currency translations	46,256	96,829	922,879	563,627
Futures contracts	426,388	—	3,986,023	1,757,886
Net change in unrealized appreciation/depreciation	72,139	72,554,310	2,226,845,281	543,097,182
NET REALIZED AND UNREALIZED GAIN (LOSS)	(9,218,574)	8,306,533	2,152,238,379	389,935,320
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 28,384,562	$ 24,170,912	$2,608,539,727	$ 606,585,084
* Includes foreign capital gain taxes	$ —	$ —	$ —	$ (1,731,219)
** Includes foreign deferred taxes	$ —	$ —	$ (31,152)	$ (30,948,468)
See accompanying notes to financial statements.

SPDR Portfolio Europe ETF	SPDR Portfolio MSCI Global Stock Market ETF	SPDR S&P China ETF	SPDR S&P Global Natural Resources ETF	SPDR S&P International Small Cap ETF	SPDR S&P North American Natural Resources ETF

$13,304,943	$13,683,326	$ 37,310,778	$149,416,669	$20,208,477	$ 18,072,162
16,987	69,535	199,228	1,026,972	60,795	43,943
—	—	—	—	—	—
41,965	56,947	771,037	571,353	1,128,942	24,016
67,576	202,321	237,196	1,214,632	1,306,299	152,928
—	—	—	—	—	—
—	—	—	—	—	—
(1,142,101)	(699,761)	(2,211,788)	(6,856,794)	(1,770,333)	(821,624)
12,289,370	13,312,368	36,306,451	145,372,832	20,934,180	17,471,425

298,226	508,338	6,743,691	14,068,652	2,758,712	2,150,110
3,161	6,251	15,053	43,340	8,234	7,954
—	—	—	—	—	—
19,457	23,338	25,184	44,556	32,214	10,073
320,844	537,927	6,783,928	14,156,548	2,799,160	2,168,137
$ 11,968,526	$12,774,441	$ 29,522,523	$131,216,284	$18,135,020	$ 15,303,288

(3,901,473)	(5,509,931)	(108,310,671)	(68,648,759)	(4,817,011)	(20,577,744)
(118)	(868)	(798)	(6,613)	193	(1,450)
17,785,537	22,157,356	(27,463,100)	165,111,120	6,999,558	36,348,970
—	6,046	—	—	—	—
97,518	(78,497)	(95,428)	(2,425,418)	(148,080)	22,452
—	143,666	(979,838)	1,751,568	—	—
13,981,464	16,717,772	(136,849,835)	95,781,898	2,034,660	15,792,228

32,666,871	59,419,866	131,786,380	270,872,577	73,013,606	23,534,064
(13)	1,828	—	(1,373)	(99)	(87)
28,578	7,085	(3,955)	413,201	18,671	23,781
—	(91,359)	718,791	3,358,570	—	—
32,695,436	59,337,420	132,501,216	274,642,975	73,032,178	23,557,758
46,676,900	76,055,192	(4,348,619)	370,424,873	75,066,838	39,349,986
$58,645,426	$88,829,633	$ 25,173,904	$501,641,157	$93,201,858	$ 54,653,274
$ —	$ (10)	$ —	$ —	$ —	$ —
$ —	$ (152,867)	$ —	$ —	$ (24,020)	$ —

SPDR INDEX SHARES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	SPDR Dow Jones Global Real Estate ETF		SPDR Dow Jones International Real Estate ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/23	Year Ended 9/30/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 37,603,136	$ 31,864,563	$ 15,864,379	$ 21,927,839
Net realized gain (loss)	(9,290,713)	60,502,184	(64,247,777)	4,892,210
Net change in unrealized appreciation/depreciation	72,139	(375,392,279)	72,554,310	(222,390,303)
Net increase (decrease) in net assets resulting from operations	28,384,562	(283,025,532)	24,170,912	(195,570,254)
Net equalization credits and charges	—	—	—	—
Distributions to shareholders	(44,371,002)	(51,747,058)	(18,591,668)	(38,225,567)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	163,884,815	104,792,437	18,014,873	124,693,501
Cost of shares redeemed	(105,034,096)	(325,043,418)	(176,508,922)	(319,669,287)
Net income equalization	—	—	—	—
Other Capital	10,533	1,275	16,623	13,401
Net increase (decrease) in net assets from beneficial interest transactions	58,861,252	(220,249,706)	(158,477,426)	(194,962,385)
Net increase (decrease) in net assets during the period	42,874,812	(555,022,296)	(152,898,182)	(428,758,206)
Net assets at beginning of period	1,067,005,168	1,622,027,464	461,443,371	890,201,577
NET ASSETS AT END OF PERIOD	$1,109,879,980	$1,067,005,168	$ 308,545,189	$ 461,443,371
SHARES OF BENEFICIAL INTEREST:
Shares sold	4,000,000	2,000,000	650,000	3,900,000
Shares redeemed	(2,550,000)	(6,150,000)	(6,800,000)	(9,750,000)
Net increase (decrease) from share transactions	1,450,000	(4,150,000)	(6,150,000)	(5,850,000)
See accompanying notes to financial statements.

SPDR Portfolio Developed World ex-US ETF		SPDR Portfolio Emerging Markets ETF		SPDR Portfolio Europe ETF
Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/23	Year Ended 9/30/22

$ 456,301,348	$ 365,850,601	$ 216,649,764	$ 184,946,064	$ 11,968,526	$ 7,368,605
(74,606,902)	45,778,436	(153,161,862)	(107,670,784)	13,981,464	7,252,302
2,226,845,281	(3,953,075,956)	543,097,182	(1,720,155,306)	32,695,436	(82,439,506)
2,608,539,727	(3,541,446,919)	606,585,084	(1,642,880,026)	58,645,426	(67,818,599)
—	—	—	—	(249,822)	(5,912)
(440,848,384)	(431,836,669)	(214,126,774)	(198,515,427)	(11,758,366)	(7,877,357)

3,775,093,901	2,976,215,415	1,777,861,220	1,404,455,109	223,428,301	167,247,055
(30,152,035)	(473,403,401)	—	(205,371,868)	(210,517,958)	(212,818,051)
—	—	—	—	249,822	5,912
120,317	248,413	1,722,213	1,560,751	—	—
3,745,062,183	2,503,060,427	1,779,583,433	1,200,643,992	13,160,165	(45,565,084)
5,912,753,526	(1,470,223,161)	2,172,041,743	(640,751,461)	59,797,403	(121,266,952)
10,215,678,622	11,685,901,783	5,153,546,757	5,794,298,218	175,985,534	297,252,486
$16,128,432,148	$10,215,678,622	$7,325,588,500	$ 5,153,546,757	$ 235,782,937	$ 175,985,534

125,000,000	87,000,000	52,500,000	35,500,000	6,050,000	4,200,000
(1,000,000)	(14,400,000)	—	(5,600,000)	(5,600,000)	(5,400,000)
124,000,000	72,600,000	52,500,000	29,900,000	450,000	(1,200,000)

SPDR INDEX SHARES FUNDS
STATEMENTS OF CHANGES IN NET ASSETS  (continued)

	SPDR Portfolio MSCI Global Stock Market ETF		SPDR S&P China ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/23	Year Ended 9/30/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 12,774,441	$ 11,215,146	$ 29,522,523	$ 31,585,529
Net realized gain (loss)	16,717,772	42,462,998	(136,849,835)	(9,927,588)
Net change in unrealized appreciation/depreciation	59,337,420	(162,028,240)	132,501,216	(627,103,104)
Net increase (decrease) in net assets resulting from operations	88,829,633	(108,350,096)	25,173,904	(605,445,163)
Net equalization credits and charges	—	—	—	—
Distributions to shareholders	(12,394,532)	(13,156,236)	(33,366,307)	(26,378,545)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	202,634,794	177,325,378	318,550,948	393,080,881
Cost of shares redeemed	(103,627,493)	(166,910,642)	(600,156,233)	(351,659,315)
Net income equalization	—	—	—	—
Other Capital	23,975	19,835	601,725	608,885
Net increase (decrease) in net assets from beneficial interest transactions	99,031,276	10,434,571	(281,003,560)	42,030,451
Net increase (decrease) in net assets during the period	175,466,377	(111,071,761)	(289,195,963)	(589,793,257)
Net assets at beginning of period	437,144,630	548,216,391	1,122,177,906	1,711,971,163
NET ASSETS AT END OF PERIOD	$ 612,611,007	$ 437,144,630	$ 832,981,943	$1,122,177,906
SHARES OF BENEFICIAL INTEREST:
Shares sold	4,050,000	3,300,000	3,900,000	4,200,000
Shares redeemed	(2,100,000)	(3,100,000)	(8,100,000)	(3,900,000)
Net increase (decrease) from share transactions	1,950,000	200,000	(4,200,000)	300,000
See accompanying notes to financial statements.

SPDR S&P Global Natural Resources ETF		SPDR S&P International Small Cap ETF		SPDR S&P North American Natural Resources ETF
Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/23	Year Ended 9/30/22

$ 131,216,284	$ 127,861,026	$ 18,135,020	$ 16,981,062	$ 15,303,288	$ 15,944,446
95,781,898	229,356,868	2,034,660	(1,739,313)	15,792,228	88,527,496
274,642,975	(535,810,041)	73,032,178	(273,540,189)	23,557,758	(38,335,789)
501,641,157	(178,592,147)	93,201,858	(258,298,440)	54,653,274	66,136,153
—	—	—	—	745,513	69,741
(138,083,158)	(123,099,941)	(19,658,165)	(23,622,360)	(19,771,552)	(14,078,044)

872,779,030	1,934,497,758	35,686,309	61,068,157	279,998,640	442,597,882
(632,664,979)	(867,488,977)	(47,725,522)	(6,727,111)	(280,004,962)	(440,714,264)
—	—	—	—	(745,513)	(69,741)
190	10,772	25,879	5,786	—	—
240,114,241	1,067,019,553	(12,013,334)	54,346,832	(751,835)	1,813,877
603,672,240	765,327,465	61,530,359	(227,573,968)	34,875,400	53,941,727
3,008,296,368	2,242,968,903	600,422,476	827,996,444	522,105,560	468,163,833
$ 3,611,968,608	$3,008,296,368	$661,952,835	$ 600,422,476	$ 556,980,960	$ 522,105,560

15,150,000	32,800,000	1,200,000	1,800,000	5,075,000	8,225,000
(11,175,000)	(15,750,000)	(1,600,000)	(200,000)	(5,500,000)	(9,050,000)
3,975,000	17,050,000	(400,000)	1,600,000	(425,000)	(825,000)

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Dow Jones Global Real Estate ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)
Net asset value, beginning of period	$ 38.66	$ 51.09	$ 39.46	$ 51.86	$ 47.58
Income (loss) from investment operations:
Net investment income (loss) (b)	1.27	1.07	1.20	1.17	1.42
Net realized and unrealized gain (loss) (c)	(0.23)	(11.76)	11.86	(11.73)	4.50
Total from investment operations	1.04	(10.69)	13.06	(10.56)	5.92
Net equalization credits and charges (b)	—	—	—	—	(0.02)
Other capital	0.00(d)	0.00(d)	—	0.00(d)	—
Distributions to shareholders from:
Net investment income	(1.49)	(1.74)	(1.43)	(1.84)	(1.62)
Net asset value, end of period	$ 38.21	$ 38.66	$ 51.09	$ 39.46	$ 51.86
Total return (e)	2.61%	(21.53)%	33.36%	(20.65)%	12.68%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,109,880	$1,067,005	$1,622,027	$1,463,802	$2,219,749
Ratios to average net assets:
Total expenses	0.51%	0.50%	0.50%	0.50%	0.50%
Net investment income (loss)	3.07%	2.12%	2.51%	2.63%	2.92%
Portfolio turnover rate (f)	5%	11%	6%	18%	7%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR Dow Jones International Real Estate ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)
Net asset value, beginning of period	$ 24.18	$ 35.70	$ 29.69	$ 39.47	$ 38.32
Income (loss) from investment operations:
Net investment income (loss) (b)	0.98	1.04	1.26	0.91	1.12
Net realized and unrealized gain (loss) (c)	(0.08)	(10.83)	5.70	(7.44)	1.51
Total from investment operations	0.90	(9.79)	6.96	(6.53)	2.63
Net equalization credits and charges (b)	—	—	—	—	0.41
Other capital	0.00(d)	0.00(d)	0.00(d)	0.00(d)	0.00(d)
Distributions to shareholders from:
Net investment income	(1.23)	(1.73)	(0.95)	(3.25)	(1.89)
Net asset value, end of period	$ 23.85	$ 24.18	$ 35.70	$ 29.69	$ 39.47
Total return (e)	3.71%	(28.54)%	23.46%	(17.76)%	8.31%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$308,545	$461,443	$890,202	$845,809	$2,093,103
Ratios to average net assets:
Total expenses	0.60%	0.59%	0.59%	0.59%	0.59%
Net investment income (loss)	3.76%	3.20%	3.61%	2.64%	2.93%
Portfolio turnover rate (f)	6%	14%	8%	14%	9%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR Portfolio Developed World ex-US ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)
Net asset value, beginning of period	$ 25.91	$ 36.34	$ 29.21	$ 29.29	$ 30.76
Income (loss) from investment operations:
Net investment income (loss) (b)	0.96	1.00	0.98	0.72	0.96
Net realized and unrealized gain (loss) (c)	5.18	(10.25)	6.98	(0.09)	(1.57)
Total from investment operations	6.14	(9.25)	7.96	0.63	(0.61)
Other capital	0.00(d)	0.00(d)	0.00(d)	0.00(d)	0.00(d)
Distributions to shareholders from:
Net investment income	(0.93)	(1.18)	(0.83)	(0.71)	(0.86)
Net asset value, end of period	$ 31.12	$ 25.91	$ 36.34	$ 29.21	$ 29.29
Total return (e)	23.69%	(26.07)%	27.30%	2.16%	(1.92)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$16,128,432	$10,215,679	$11,685,902	$7,946,348	$4,808,920
Ratios to average net assets:
Total expenses	0.04%	0.04%	0.04%	0.04%	0.04%
Net investment income (loss)	3.08%	3.03%	2.78%	2.52%	3.34%
Portfolio turnover rate (f)	4%	3%	2%	3%	4%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR Portfolio Emerging Markets ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)
Net asset value, beginning of period	$ 31.20	$ 42.83	$ 36.29	$ 34.39	$ 34.81
Income (loss) from investment operations:
Net investment income (loss) (b)	1.10	1.23	0.94	0.90	1.26(c)
Net realized and unrealized gain (loss) (d)	2.44	(11.46)	6.46	2.01	(0.88)
Total from investment operations	3.54	(10.23)	7.40	2.91	0.38
Other capital	0.01	0.01	0.01	0.01	0.02
Distributions to shareholders from:
Net investment income	(1.10)	(1.41)	(0.87)	(1.02)	(0.82)
Net asset value, end of period	$ 33.65	$ 31.20	$ 42.83	$ 36.29	$ 34.39
Total return (e)	11.43%	(24.51)%	20.38%	8.56%	1.18%(c)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$7,325,589	$5,153,547	$5,794,298	$4,340,644	$2,668,386
Ratios to average net assets:
Total expenses	0.11%	0.11%	0.11%	0.11%	0.11%
Net investment income (loss)	3.24%	3.23%	2.18%	2.60%	3.63%(c)
Portfolio turnover rate (f)	6%	8%	12%	8%	17%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Net investment income per share and ratio of net investment income to average net assets reflect receipt of special dividend from portfolio holding. The resulting increase to net investment income amounted to $0.26 per share and 0.75% of average net assets. If the special dividends were not received during the year ended September 30, 2019, the total return would have been 0.42%.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR Portfolio Europe ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)
Net asset value, beginning of period	$ 29.09	$ 41.00	$ 32.78	$ 33.30	$ 33.70
Income (loss) from investment operations:
Net investment income (loss) (b)	1.29	1.03	1.08	0.81	1.13
Net realized and unrealized gain (loss) (c)	7.08	(11.74)	7.97	(0.51)	(0.40)
Total from investment operations	8.37	(10.71)	9.05	0.30	0.73
Net equalization credits and charges (b)	(0.03)	(0.00)(d)	0.26	(0.04)	0.04
Distributions to shareholders from:
Net investment income	(1.16)	(1.20)	(1.09)	(0.78)	(1.17)
Net asset value, end of period	$ 36.27	$ 29.09	$ 41.00	$ 32.78	$ 33.30
Total return (e)	28.66%	(26.62)%	28.48%	0.93%	2.34%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$235,783	$175,986	$297,252	$134,396	$186,500
Ratios to average net assets:
Total expenses	0.09%	0.09%	0.09%	0.09%	0.29%
Net investment income (loss)	3.48%	2.67%	2.68%	2.47%	3.47%
Portfolio turnover rate (f)	7%	5%	7%	3%	67%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per Unit.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR Portfolio MSCI Global Stock Market ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)(b)
Net asset value, beginning of period	$ 42.86	$ 54.82	$ 43.13	$ 39.97	$ 40.56
Income (loss) from investment operations:
Net investment income (loss) (c)	1.12	1.11	1.07	0.88	1.01
Net realized and unrealized gain (loss) (d)	7.60	(11.84)	11.50	3.15	(0.79)
Total from investment operations	8.72	(10.73)	12.57	4.03	0.22
Other capital	0.00(e)	0.00(e)	0.00(e)	0.00(e)	0.00(e)
Distributions to shareholders from:
Net investment income	(1.16)	(1.23)	(0.88)	(0.87)	(0.81)
Net asset value, end of period	$ 50.42	$ 42.86	$ 54.82	$ 43.13	$ 39.97
Total return (f)	20.46%	(20.04)%	29.28%	10.12%	0.73%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$612,611	$437,145	$548,216	$401,070	$167,887
Ratios to average net assets:
Total expenses	0.09%	0.09%	0.09%	0.09%	0.25%
Net investment income (loss)	2.26%	2.10%	2.05%	2.17%	2.62%
Portfolio turnover rate (g)	9%	5%	3%	5%	5%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	After the close of trading on September 20, 2019, the SPDR Portfolio MSCI Global Stock Market ETF underwent a 2-for-1 share split. The per share activity presented here has been retroactively adjusted to reflect this split.
(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(d)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(e)	Amount is less than $0.005 per share.
(f)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(g)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P China ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)
Net asset value, beginning of period	$ 71.25	$ 110.81	$ 117.85	$ 90.56	$ 97.16
Income (loss) from investment operations:
Net investment income (loss) (b)	2.00	1.98	1.31	1.36	1.70
Net realized and unrealized gain (loss) (c)	1.00	(39.92)	(7.10)	27.30	(6.39)
Total from investment operations	3.00	(37.94)	(5.79)	28.66	(4.69)
Other capital	0.04	0.04	0.04	0.03	0.06
Distributions to shareholders from:
Net investment income	(2.17)	(1.66)	(1.29)	(1.40)	(1.97)
Net asset value, end of period	$ 72.12	$ 71.25	$ 110.81	$ 117.85	$ 90.56
Total return (d)	4.08%	(34.60)%	(5.04)%	31.89%	(4.73)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$832,982	$1,122,178	$1,711,971	$1,425,931	$1,122,942
Ratios to average net assets:
Total expenses	0.59%	0.59%	0.59%	0.59%	0.59%
Net investment income (loss)	2.58%	2.11%	1.02%	1.33%	1.81%
Portfolio turnover rate (e)	21%	11%	15%	9%	23%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P Global Natural Resources ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)
Net asset value, beginning of period	$ 49.60	$ 51.44	$ 37.55	$ 43.09	$ 50.61
Income (loss) from investment operations:
Net investment income (loss) (b)	2.10	2.39	2.07	1.37	1.81
Net realized and unrealized gain (loss) (c)	6.45	(1.90)	13.27	(5.47)	(7.67)
Total from investment operations	8.55	0.49	15.34	(4.10)	(5.86)
Other capital	0.00(d)	0.00(d)	0.00(d)	0.00(d)	0.00(d)
Distributions to shareholders from:
Net investment income	(2.26)	(2.33)	(1.45)	(1.44)	(1.66)
Net asset value, end of period	$ 55.89	$ 49.60	$ 51.44	$ 37.55	$ 43.09
Total return (e)	17.11%	0.33%	41.09%	(9.97)%	(11.50)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,611,969	$3,008,296	$2,242,969	$1,041,035	$1,044,867
Ratios to average net assets:
Total expenses	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income (loss)	3.73%	4.25%	4.17%	3.45%	4.03%
Portfolio turnover rate (f)	15%	21%	11%	16%	16%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P International Small Cap ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)
Net asset value, beginning of period	$ 26.11	$ 38.69	$ 30.32	$ 29.36	$ 34.43
Income (loss) from investment operations:
Net investment income (loss) (b)	0.79	0.76	0.65	0.57	0.71
Net realized and unrealized gain (loss) (c)	3.25	(12.26)	8.38	1.40	(4.63)
Total from investment operations	4.04	(11.50)	9.03	1.97	(3.92)
Other capital	0.00(d)	0.00(d)	0.00(d)	0.00(d)	0.00(d)
Distributions to shareholders from:
Net investment income	(0.86)	(1.08)	(0.66)	(1.01)	(1.15)
Net asset value, end of period	$ 29.29	$ 26.11	$ 38.69	$ 30.32	$ 29.36
Total return (e)	15.45%	(30.36)%	29.91%	6.71%	(11.28)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$661,953	$600,422	$827,996	$694,262	$786,808
Ratios to average net assets:
Total expenses	0.41%	0.40%	0.40%	0.40%	0.40%
Net investment income (loss)	2.63%	2.25%	1.76%	1.99%	2.35%
Portfolio turnover rate (f)	15%	13%	16%	21%	15%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR S&P North American Natural Resources ETF
	Year Ended 9/30/23	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19(a)
Net asset value, beginning of period	$ 47.79	$ 39.84	$ 28.49	$ 31.37	$ 34.28
Income (loss) from investment operations:
Net investment income (loss) (b)	1.34	1.40	1.00	0.74	0.67
Net realized and unrealized gain (loss) (c)	5.51	7.75	11.42	(2.85)	(2.95)
Total from investment operations	6.85	9.15	12.42	(2.11)	(2.28)
Net equalization credits and charges (b)	0.07	0.01	(0.07)	(0.03)	0.01
Distributions to shareholders from:
Net investment income	(1.66)	(1.21)	(1.00)	(0.74)	(0.64)
Net asset value, end of period	$ 53.05	$ 47.79	$ 39.84	$ 28.49	$ 31.37
Total return (d)	14.49%	22.91%	43.64%	(7.09)%	(6.50)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$556,981	$522,106	$468,164	$416,018	$717,554
Ratios to average net assets:
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss)	2.49%	2.80%	2.68%	2.47%	2.11%
Portfolio turnover rate (e)	25%	33%	35%	22%	19%
(a)	Beginning with the year ended September 30, 2020, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
See accompanying notes to financial statements.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2023

1.    Organization
SPDR Index Shares Funds (the “Trust”), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of September 30, 2023, the Trust consists of twenty-four (24) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at $0.01 par value. The financial statements herein relate to the following series (each a “Fund”, and collectively, the “Funds”):
SPDR Dow Jones Global Real Estate ETF
SPDR Dow Jones International Real Estate ETF
SPDR Portfolio Developed World ex-US ETF
SPDR Portfolio Emerging Markets ETF
SPDR Portfolio Europe ETF
SPDR Portfolio MSCI Global Stock Market ETF
SPDR S&P China ETF
SPDR S&P Global Natural Resources ETF
SPDR S&P International Small Cap ETF
SPDR S&P North American Natural Resources ETF
Each Fund is classified as a diversified investment company under the 1940 Act, with the exceptions of SPDR S&P China ETF and SPDR S&P North American Natural Resources ETF, which are each a non-diversified investment company.
Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation
Each Fund's investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for overseeing the determination of the fair value of investments.
Valuation techniques used to value each Fund’s investments by major category are as follows:
•  Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
•  Rights and warrants are valued at the last reported sale price obtained from independent pricing services or brokers on the valuation date. If no price is obtained from pricing services or brokers, valuation will be based upon the intrinsic value, pursuant to the valuation policy and procedures approved by the Board.
•   Investments in registered investment companies (including money market funds) or other unitized pooled

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
•   Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
Fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Funds' underlying benchmarks. Various inputs are used in determining the value of the Funds' investments.
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•  Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•   Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•   Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of each Fund’s investments according to the fair value hierarchy as of September 30, 2023, is disclosed in each Fund’s respective Schedule of Investments.
Investment Transactions and Income Recognition
Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.
Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, or when the information becomes available, net of any foreign taxes withheld at source, if any. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.
Certain Funds invest in U.S. real estate investment trusts (“U.S. REITs”). U.S. REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Funds' policy is to record all REIT distributions initially as dividend income and re-designate a portion to return of capital or capital gain distributions at year end based on information provided by the U.S. REIT and/or SSGA Funds Management, Inc.'s (the “Adviser” or “SSGA FM”) estimates of such re-designations for which actual information has not yet been reported.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

Expenses
Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.
Foreign Currency Translation
The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.
Foreign Taxes
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM's understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of September 30, 2023, if any, are disclosed in the Funds' Statements of Assets and Liabilities.
As a result of several court cases, in certain countries across the European Union (“EU"), certain Funds filed for additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for such EU reclaims is reflected in the Statement of Operations and presented separately as "EU Reclaims" in cases where such reclaims exceed 5% of total investment income. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.
For U.S. income tax purposes, EU reclaims received by a Fund, if any, reduce the amounts of foreign taxes the Fund’s shareholders can use as tax credits in their individual income tax returns. In the event that EU reclaims received by a Fund during the fiscal year exceed foreign withholding taxes paid, and the Fund previously passed foreign tax credit on to its shareholders, a Fund will enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of a Fund’s shareholders.
During the year ended September 30, 2023, the SPDR Dow Jones International Real Estate ETF received EU reclaims in the amount of $2,300,648, less estimated taxes and professional fees of $1,042,827 and $23,800, respectively, as a result as shown on the Statement of Operations.
Equalization
Certain Funds follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.
The following Funds utilized equalization during the year ended September 2023:
SPDR Portfolio Europe ETF
SPDR S&P North American Natural Resources ETF

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

Distributions
The following Funds declare and distribute from net investment income, if any, to their shareholders quarterly:
SPDR Dow Jones Global Real Estate ETF
SPDR Dow Jones International Real Estate ETF
SPDR Portfolio Europe ETF
The following Funds declare and distribute from net investment income, if any, to their shareholders semi-annually:
SPDR Portfolio Developed World ex-US ETF
SPDR Portfolio Emerging Markets ETF
SPDR Portfolio MSCI Global Stock Market ETF
SPDR S&P China ETF
SPDR S&P Global Natural Resources ETF
SPDR S&P International Small Cap ETF
SPDR S&P North American Natural Resources ETF
Net realized capital gains, if any, are distributed annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
3.    Derivative Financial Instruments
Futures Contracts
The Funds may enter into futures contracts to meet the Funds’ objectives. A futures contract is a standardized, The exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Securities deposited, if any, are designated on the Schedules of Investments and cash deposited, if any, is included in Net cash at broker on the Statements of Assets and Liabilities. Subsequent payments are made or received by the Funds equal to the daily change in the contract value, accumulated, exchange rates, and or other transactional fees. The accumulation of those payments are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed.
Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate with the movement of the assets underlying such contracts.
For the year ended September 30, 2023, the Funds included in the tables below entered into futures contracts for cash equitization, to reduce tracking error and to facilitate daily liquidity.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

The following tables summarize the value of the Fund's derivative instruments as of September 30, 2023, and the related location in the accompanying Statements of Assets and Liabilities and Statements of Operations, presented by primary underlying risk exposure:
	Liability Derivatives
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
SPDR Dow Jones Global Real Estate ETF
Futures Contracts	$—	$—	$—	$ 539,440	$—	$ 539,440
SPDR Portfolio Developed World ex-US ETF
Futures Contracts	—	—	—	3,479,226	—	3,479,226
SPDR Portfolio Emerging Markets ETF
Futures Contracts	—	—	—	2,513,062	—	2,513,062
SPDR Portfolio MSCI Global Stock Market ETF
Futures Contracts	—	—	—	91,273	—	91,273
SPDR S&P China ETF
Futures Contracts	—	—	—	102,026	—	102,026
SPDR S&P Global Natural Resources ETF
Futures Contracts	—	—	—	617,517	—	617,517
	Net Realized Gain (Loss)
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
SPDR Dow Jones Global Real Estate ETF
Futures Contracts	$—	$—	$—	$ (742,544)	$—	$ (742,544)
SPDR Portfolio Developed World ex-US ETF
Futures Contracts	—	—	—	7,145,188	—	7,145,188
SPDR Portfolio Emerging Markets ETF
Futures Contracts	—	—	—	448,019	—	448,019
SPDR Portfolio MSCI Global Stock Market ETF
Futures Contracts	—	—	—	143,666	—	143,666
SPDR S&P China ETF
Futures Contracts	—	—	—	(979,838)	—	(979,838)
SPDR S&P Global Natural Resources ETF
Futures Contracts	—	—	—	1,751,568	—	1,751,568

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

	Net Change in Unrealized Appreciation/Depreciation
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
SPDR Dow Jones Global Real Estate ETF
Futures Contracts	$—	$—	$—	$ 426,388	$—	$ 426,388
SPDR Portfolio Developed World ex-US ETF
Futures Contracts	—	—	—	3,986,023	—	3,986,023
SPDR Portfolio Emerging Markets ETF
Futures Contracts	—	—	—	1,757,886	—	1,757,886
SPDR Portfolio MSCI Global Stock Market ETF
Futures Contracts	—	—	—	(91,359)	—	(91,359)
SPDR S&P China ETF
Futures Contracts	—	—	—	718,791	—	718,791
SPDR S&P Global Natural Resources ETF
Futures Contracts	—	—	—	3,358,570	—	3,358,570
4.    Fees and Transactions with Affiliates
Advisory Fee
The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services to the Funds, facilities furnished and expenses borne by the Adviser, each Fund pays the Adviser a fee (“Management/Advisory fee”) accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as shown in the following table:
Annual Rate
SPDR Dow Jones Global Real Estate ETF	0.50%
SPDR Dow Jones International Real Estate ETF	0.59
SPDR Portfolio Developed World ex-US ETF	0.03 (1)
SPDR Portfolio Emerging Markets ETF	0.07 (1)
SPDR Portfolio Europe ETF	0.07 (1)
SPDR Portfolio MSCI Global Stock Market ETF	0.09
SPDR S&P China ETF	0.59
SPDR S&P Global Natural Resources ETF	0.40
SPDR S&P International Small Cap ETF	0.40
SPDR S&P North American Natural Resources ETF	0.35
(1)	Effective August 1, 2023 the Management Fee was reduced for the following Funds as follows: SPDR Portfolio Developed World ex-US ETF to 0.03% from 0.04%, SPDR Portfolio Emerging Markets ETF to 0.07% from 0.11%, SPDR Portfolio Europe ETF to 0.07% from 0.09%.

From time to time, the Adviser may waive all or a portion of its Management fee. The Adviser has contractually agreed to waive a portion of its Management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until January 31, 2024. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts waived or reimbursed. This waiver and/or reimbursement may not be terminated prior to January 31, 2024 except with the approval of the Board.
The Adviser pays all the expenses of each Fund other than the Management fee, brokerage expenses, taxes, interest, fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) (including any Trustee’s counsel fees), litigation expenses, acquired fund fees and expenses and other extraordinary expenses.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

Administrator, Custodian, Sub-Administrator and Transfer Agent Fees
SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.
Distributor
State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the distributor of the Trust.
Other Transactions with Affiliates - Securities Lending
State Street, an affiliate of the Funds, acts as the securities lending agent for the Funds, pursuant to a Master Amended and Restated Securities Lending Authorization Agreement dated January 6, 2017, as amended.
Net proceeds collected by State Street on investment of cash collateral or any fee income less rebates payable to borrowers, are paid as follows: If the calendar year to date net proceeds are below a specified threshold across SPDR ETFs, each Fund retains eighty five percent (85%) of the net proceeds and fifteen percent (15%) of such net proceeds is payable to State Street. Starting the business day following the date that calendar year to date net proceeds exceeds a specified threshold, each Fund retains ninety percent (90%) of the net proceeds and ten percent (10%) of such net proceeds is payable to State Street.
In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Portfolio II, an affiliated fund, for which SSGA FM serves as investment adviser. See Note 9 for additional information regarding securities lending.
Other Transactions with Affiliates
The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the year ended September 30, 2023 are disclosed in the Schedules of Investments.
Due to Custodian
In certain circumstances, the Funds may have cash overdrafts with the Custodian due to expense payments, capital transactions, trading of securities, investment operations or derivative transactions. The Due to Custodian amount, if any, reflects cash overdrawn with State Street, as custodian, who is an affiliate of the Funds.
5.    Trustees’ Fees
The fees and expenses of the Independent Trustees and one interested, non-management trustee are paid directly by the Funds. The Independent Trustees and one interested, non-management trustee are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
6.    Investment Transactions
Purchases and sales of investments (excluding in-kind transactions and short term investments) for the year ended September 30, 2023, were as follows:
	Purchases	Sales
SPDR Dow Jones Global Real Estate ETF	$ 68,468,845	$ 64,988,982
SPDR Dow Jones International Real Estate ETF	26,201,909	27,865,833
SPDR Portfolio Developed World ex-US ETF	905,420,634	603,334,645
SPDR Portfolio Emerging Markets ETF	1,614,597,293	395,178,322
SPDR Portfolio Europe ETF	24,489,665	23,828,685
SPDR Portfolio MSCI Global Stock Market ETF	47,574,766	37,262,984
SPDR S&P China ETF	323,215,316	229,999,988
SPDR S&P Global Natural Resources ETF	727,197,296	512,032,133

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

	Purchases	Sales
SPDR S&P International Small Cap ETF	$ 109,806,013	$107,895,174
SPDR S&P North American Natural Resources ETF	162,219,795	154,162,341
For the year ended September 30, 2023, the following Funds had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:
	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/(Losses)
SPDR Dow Jones Global Real Estate ETF	$ 160,005,333	$ 104,115,244	$ 20,342,677
SPDR Dow Jones International Real Estate ETF	16,511,359	173,034,223	(31,862,418)
SPDR Portfolio Developed World ex-US ETF	3,408,154,164	26,794,427	10,287,395
SPDR Portfolio Emerging Markets ETF	512,771,337	1,898	—
SPDR Portfolio Europe ETF	221,276,389	208,601,193	17,785,537
SPDR Portfolio MSCI Global Stock Market ETF	184,007,636	97,262,599	22,163,402
SPDR S&P China ETF	66,654,427	447,374,502	(27,463,100)
SPDR S&P Global Natural Resources ETF	649,213,518	630,858,112	165,111,120
SPDR S&P International Small Cap ETF	28,052,279	38,346,229	6,999,558
SPDR S&P North American Natural Resources ETF	269,065,793	279,818,065	36,348,970
7.    Shareholder Transactions
Each Fund issues and redeems its shares, at NAV, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.
The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes in Net Assets.
8.    Income Tax Information
The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed each Fund's tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on NAV or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, in-kind transactions, foreign currency gains and losses, passive foreign investment companies, partnerships, corporate actions, forward contracts mark to market, futures contracts mark to market, return of capital basis adjustments, wash sale loss deferrals and distributions in excess of current earnings.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

The tax character of distributions paid during the year ended September 30, 2023, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
SPDR Dow Jones Global Real Estate ETF	$ 44,371,002	$—	$ 44,371,002
SPDR Dow Jones International Real Estate ETF	18,591,668	—	18,591,668
SPDR Portfolio Developed World ex-US ETF	440,848,384	—	440,848,384
SPDR Portfolio Emerging Markets ETF	214,126,774	—	214,126,774
SPDR Portfolio Europe ETF	11,758,366	—	11,758,366
SPDR Portfolio MSCI Global Stock Market ETF	12,394,532	—	12,394,532
SPDR S&P China ETF	33,366,307	—	33,366,307
SPDR S&P Global Natural Resources ETF	138,083,158	—	138,083,158
SPDR S&P International Small Cap ETF	19,658,165	—	19,658,165
SPDR S&P North American Natural Resources ETF	19,771,552	—	19,771,552
The tax character of distributions paid during the year ended September 30, 2022, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
SPDR Dow Jones Global Real Estate ETF	$ 51,747,058	$ —	$ 51,747,058
SPDR Dow Jones International Real Estate ETF	38,225,567	—	38,225,567
SPDR Portfolio Developed World ex-US ETF	431,836,669	—	431,836,669
SPDR Portfolio Emerging Markets ETF	198,515,427	—	198,515,427
SPDR Portfolio Europe ETF	7,877,357	—	7,877,357
SPDR Portfolio MSCI Global Stock Market ETF	13,156,236	—	13,156,236
SPDR S&P China ETF	26,378,545	—	26,378,545
SPDR S&P Global Natural Resources ETF	123,099,941	—	123,099,941
SPDR S&P International Small Cap ETF	23,622,360	—	23,622,360
SPDR S&P North American Natural Resources ETF	14,078,044	—	14,078,044
At September 30, 2023, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Total
SPDR Dow Jones Global Real Estate ETF	$ —	$(247,592,470)	$—	$(214,324,518)	$(461,916,988)
SPDR Dow Jones International Real Estate ETF	—	(698,385,573)	—	(162,507,608)	(860,893,181)
SPDR Portfolio Developed World ex-US ETF	107,405,459	(293,190,961)	—	208,681,359	22,895,857
SPDR Portfolio Emerging Markets ETF	79,883,048	(404,969,959)	—	(433,792,990)	(758,879,901)
SPDR Portfolio Europe ETF	447,096	(82,141,419)	—	(52,969,190)	(134,663,513)
SPDR Portfolio MSCI Global Stock Market ETF	3,882,662	(14,134,145)	—	(23,653,641)	(33,905,124)
SPDR S&P China ETF	17,544,123	(411,875,130)	—	(461,738,855)	(856,069,862)
SPDR S&P Global Natural Resources ETF	47,502,144	(424,783,789)	—	(160,297,676)	(537,579,321)
SPDR S&P International Small Cap ETF	315,837	(43,920,390)	—	(200,515,901)	(244,120,454)
SPDR S&P North American Natural Resources ETF	1,350,441	(166,460,570)	—	(11,333,958)	(176,444,087)
As of September 30, 2023, the following Funds had capital loss carryforwards available to offset future realized capital gains as follows:
	Non-Expiring Short Term	Non-Expiring Long Term
SPDR Dow Jones Global Real Estate ETF	$ 37,027,817	$210,564,653
SPDR Dow Jones International Real Estate ETF	119,275,961	579,109,612
SPDR Portfolio Developed World ex-US ETF	63,356,082	229,834,879
SPDR Portfolio Emerging Markets ETF	31,960,037	373,009,922

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

	Non-Expiring Short Term	Non-Expiring Long Term
SPDR Portfolio Europe ETF	$ 6,422,790	$ 75,718,629
SPDR Portfolio MSCI Global Stock Market ETF	4,880,028	9,254,117
SPDR S&P China ETF	62,667,551	349,207,579
SPDR S&P Global Natural Resources ETF	78,925,303	345,858,486
SPDR S&P International Small Cap ETF	—	43,920,390
SPDR S&P North American Natural Resources ETF	63,363,415	103,097,155
As of September 30, 2023, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR Dow Jones Global Real Estate ETF	$ 1,324,953,604	$ 93,725,211	$ 307,971,919	$(214,246,708)
SPDR Dow Jones International Real Estate ETF	471,164,197	1,851,962	164,276,247	(162,424,285)
SPDR Portfolio Developed World ex-US ETF	16,225,531,942	1,870,084,519	1,660,445,160	209,639,359
SPDR Portfolio Emerging Markets ETF	7,850,123,819	1,001,655,501	1,404,370,240	(402,714,739)
SPDR Portfolio Europe ETF	288,984,442	6,008,756	58,941,573	(52,932,817)
SPDR Portfolio MSCI Global Stock Market ETF	651,715,027	58,224,049	81,689,544	(23,465,495)
SPDR S&P China ETF	1,297,832,789	37,330,287	499,063,393	(461,733,106)
SPDR S&P Global Natural Resources ETF	3,813,467,451	273,932,627	434,169,015	(160,236,388)
SPDR S&P International Small Cap ETF	921,275,612	45,101,682	245,552,987	(200,451,305)
SPDR S&P North American Natural Resources ETF	599,757,060	34,926,870	46,258,306	(11,331,436)
9.    Securities Lending
Each Fund may lend securities to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The value of the collateral with respect to a loaned security may be temporarily more or less than the value of a security due to market fluctuations of securities values. With respect to each loan, if on any U.S. business day the aggregate market value of securities collateral plus cash collateral is less than the aggregate market value of the securities which are subject to the loan, the borrower will be notified to provide additional collateral on the next business day.
The Funds will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Funds may bear the risk of delay in recovery of, or even loss of rights in the securities loaned should the borrower fail financially. In addition, a Fund will bear the risk of loss of any cash collateral that it may invest. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as the lending agent. Additionally, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities.
The market value of securities on loan as of September 30, 2023, and the value of the invested cash collateral are disclosed in the Funds' Statements of Assets and Liabilities. Non-cash collateral is not disclosed in the Funds Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate those securities. Securities lending income, as disclosed in the Funds Statements of Operations, represents the income earned from the non-cash collateral and the investment of cash collateral, net of fee rebates paid to the borrower and net of fees paid to State Street as lending agent.
The following is a summary of each Fund's securities lending agreements and related cash and non-cash collateral received as of September 30, 2023:
Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received*	Total Collateral Received
SPDR Dow Jones Global Real Estate ETF	$ 12,667,482	$ 5,976,964	$ 7,052,169	$ 13,029,133
SPDR Dow Jones International Real Estate ETF	6,570,386	1,807,910	5,116,961	6,924,871

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received*	Total Collateral Received
SPDR Portfolio Developed World ex-US ETF	$835,237,438	$471,383,254	$410,317,944	$881,701,198
SPDR Portfolio Emerging Markets ETF	266,324,637	157,993,212	122,445,849	280,439,061
SPDR Portfolio Europe ETF	3,145,858	1,704,410	1,591,314	3,295,724
SPDR Portfolio MSCI Global Stock Market ETF	22,799,939	18,339,479	5,721,647	24,061,126
SPDR S&P China ETF	31,055,630	11,283,541	22,185,819	33,469,360
SPDR S&P Global Natural Resources ETF	204,997,060	71,141,830	144,641,025	215,782,855
SPDR S&P International Small Cap ETF	117,144,201	65,038,274	59,980,974	125,019,248
SPDR S&P North American Natural Resources ETF	54,437,590	31,342,008	25,996,932	57,338,940
*	The non-cash collateral includes U.S. Treasuries and U.S. Government Agency securities.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of September 30, 2023:
		Remaining Contractual Maturity of the Agreements as of September 30, 2023
Fund	Securities Lending Transactions	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total Borrowings	Gross Amount of Recognized Liabilities for Securities Lending Transactions
SPDR Dow Jones Global Real Estate ETF	Common Stocks	$ 5,976,964	$—	$—	$—	$ 5,976,964	$ 5,976,964
SPDR Dow Jones International Real Estate ETF	Common Stocks	1,807,910	—	—	—	1,807,910	1,807,910
SPDR Portfolio Developed World Ex-US ETF	Common Stocks	471,383,243	—	—	—	471,383,243	471,383,243
SPDR Portfolio Developed World Ex-US ETF	Warrants	11	—	—	—	11	11
SPDR Portfolio Emerging Markets ETF	Common Stocks	157,993,212	—	—	—	157,993,212	157,993,212
SPDR Portfolio Europe ETF	Common Stocks	1,704,377	—	—	—	1,704,377	1,704,377
SPDR Portfolio Europe ETF	Rights	1	—	—	—	1	1
SPDR Portfolio Europe ETF	Warrants	32	—	—	—	32	32
SPDR Portfolio MSCI Global Stock Market ETF	Common Stocks	18,339,479	—	—	—	18,339,479	18,339,479
SPDR S&P China ETF	Common Stocks	11,283,541	—	—	—	11,283,541	11,283,541
SPDR S&P Global Natural Resources ETF	Common Stocks	71,141,830	—	—	—	71,141,830	71,141,830
SPDR S&P International Small Cap ETF	Common Stocks	65,037,317	—	—	—	65,037,317	65,037,317
SPDR S&P International Small Cap ETF	Warrants	957	—	—	—	957	957
SPDR S&P North American Natural Resources ETF	Common Stocks	31,342,008	—	—	—	31,342,008	31,342,008
10.    Line of Credit
As of September 30, 2023, certain Funds and other affiliated funds (each, a “Participant” and collectively, the “Participants”) have access to $200 million of a $1.275 billion ($1.1 billion prior to October 6, 2022) revolving credit facility, provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. Effective October 5, 2023, certain Funds have access to $180 million of a $960 million revolving credit facility. This agreement expires in October 2024 unless extended or renewed.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

The following Funds participate in the credit facility as of September 30, 2023:
SPDR Portfolio Emerging Markets ETF
SPDR S&P International Small Cap ETF
The Funds had no outstanding loans as of September 30, 2023.
The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses paid by the Adviser. A participant incurs and pays the interest expense related to its borrowing Interest is calculated at a rate per annum equal to the sum of 1.00% plus the greater of the New York Fed Bank Rate and the one-month SOFR Rate.
11.    Risks
Concentration Risk
As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if the Funds were more broadly diversified.
Foreign and Emerging Markets Risk
Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Funds' invest. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.
Credit Risk
Each Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.
Market Risk
Each Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness, such as COVID-19, or other public health issues, or other events could have a significant impact on a Fund and its investments.
Russian Sanctions Risk
Sanctions threatened or imposed by a number of jurisdictions, including the United States, the European Union and the United Kingdom, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or a Fund. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on a Fund. Sanctions, or the threat of new or modified sanctions, could impair the ability of a Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund, even if a Fund does not have direct exposure to securities of Russian issuers. As a collective result of the imposition of sanctions, Russian government countermeasures and the impact that they have had on the trading markets for Russian securities, certain Funds have used, and may in the future use, fair valuation procedures approved by the Fund’s Board to value certain Russian securities, which could result in such securities being deemed to have a zero value.

SPDR INDEX SHARES FUNDS
NOTES TO FINANCIAL STATEMENTS  (continued)
September 30, 2023

12.    Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

SPDR INDEX SHARES FUNDS
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of SPDR Dow Jones Global Real Estate ETF, SPDR Dow Jones International Real Estate ETF, SPDR Portfolio Developed World ex-US ETF, SPDR Portfolio Emerging Markets ETF, SPDR Portfolio Europe ETF, SPDR Portfolio MSCI Global Stock Market ETF, SPDR S&P China ETF, SPDR S&P Global Natural Resources ETF, SPDR S&P International Small Cap ETF and SPDR S&P North American Natural Resources ETF and the Board of Trustees of SPDR Index Shares Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of SPDR Dow Jones Global Real Estate ETF, SPDR Dow Jones International Real Estate ETF, SPDR Portfolio Developed World ex-US ETF, SPDR Portfolio Emerging Markets ETF, SPDR Portfolio Europe ETF, SPDR Portfolio MSCI Global Stock Market ETF, SPDR S&P China ETF, SPDR S&P Global Natural Resources ETF, SPDR S&P International Small Cap ETF and SPDR S&P North American Natural Resources ETF (collectively referred to as the “Funds”) (ten of the funds constituting SPDR Index Shares Funds (the “Trust”)), including the schedules of investments, as of September 30, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting SPDR Index Shares Funds) at September 30, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the period ended prior to October 1, 2019 were audited by another independent registered public accounting firm whose report, dated November 26, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
November 22, 2023

SPDR INDEX SHARES FUNDS
OTHER INFORMATION
September 30, 2023 (Unaudited)

Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and to the extent applicable, distribution (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2023 to September 30, 2023.
The table below illustrates your Fund’s cost in two ways:
Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in each Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.
Based on hypothetical 5% return ——This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
SPDR Dow Jones Global Real Estate ETF	0.50%	$ 947.90	$2.44	$1,022.60	$2.54
SPDR Dow Jones International Real Estate ETF	0.60	939.30	2.92	1,022.10	3.04
SPDR Portfolio Developed World ex-US ETF	0.04	989.90	0.20	1,024.90	0.20
SPDR Portfolio Emerging Markets ETF	0.10	998.30	0.50	1,024.60	0.51
SPDR Portfolio Europe ETF	0.09	976.30	0.45	1,024.60	0.46
SPDR Portfolio MSCI Global Stock Market ETF	0.09	1,023.50	0.46	1,024.60	0.46
SPDR S&P China ETF	0.59	885.40	2.79	1,022.10	2.99
SPDR S&P Global Natural Resources ETF	0.40	996.10	2.00	1,023.10	2.03
SPDR S&P International Small Cap ETF	0.40	961.20	1.97	1,023.10	2.03
SPDR S&P North American Natural Resources ETF	0.35	1,002.90	1.76	1,023.30	1.78
(a)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value of the period, multiplied by 183, then divided by 365.

SPDR INDEX SHARES FUNDS
OTHER INFORMATION  (continued)
September 30, 2023 (Unaudited)

Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended September 30, 2023.
Dividends Received Deduction
Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.
Qualified Dividend Income
A portion of dividends distributed by the Funds during the fiscal year ended September 30, 2023 are considered qualified dividend income and are eligible for reduced tax rates. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Qualified Business Income Deduction
Each Fund reports the maximum amount allowable of qualified REIT dividends eligible for the qualified business income deduction under Section 199A.
Qualified Interest Income
Each Fund reports the maximum amount allowable of its net taxable income and short-term capital gain as qualified interest income.
 Foreign Tax Credit
The Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to its shareholders. For the year ended September 30, 2023, the total amount of foreign taxes that will be passed through are:
Amount
SPDR Portfolio Developed World ex-US ETF	$31,152,644
SPDR Portfolio Emerging Markets ETF	26,877,585
SPDR Portfolio Europe ETF	810,755
SPDR S&P China ETF	2,088,589
SPDR S&P Global Natural Resources ETF	3,340,664
SPDR S&P International Small Cap ETF	1,025,951
The amount of foreign source income earned on the following Funds during the year ended September 30, 2023 was as follows:
Amount
SPDR Portfolio Developed World ex-US ETF	$495,677,345
SPDR Portfolio Emerging Markets ETF	245,181,815
SPDR Portfolio Europe ETF	13,299,872
SPDR S&P China ETF	37,204,859
SPDR S&P Global Natural Resources ETF	117,661,462
SPDR S&P International Small Cap ETF	20,248,478

SPDR INDEX SHARES FUNDS
OTHER INFORMATION  (continued)
September 30, 2023 (Unaudited)

Proxy Voting Policies and Procedures and Records
A description of the Trust's proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the SEC's website at www.sec.gov.
Information regarding how the Funds voted for the 12-month period ended June 30 is available by August 31 of each year by calling the same number, on the SEC’s website, at www.sec.gov and on the Funds’ website at https://www.ssga.com/spdrs.
Quarterly Portfolio Schedule
Following the Funds’ first and third fiscal quarter-ends, complete Schedules of Investments are filed with the SEC as exhibits on Form N-PORT, which can be found on the Funds' website at https://www.ssga.com/spdrs and on the SEC's website at www.sec.gov. The Funds’ Schedules of Investments are available upon request, without charge, by calling 1-866-787-2257 (toll free).

SPDR INDEX SHARES FUNDS
OTHER INFORMATION  (continued)
September 30, 2023 (Unaudited)

Approval of Advisory Agreement
At meetings held prior to September 30, 2023, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the series of the Trust (collectively, the “SPDR ETFs”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately to consider the Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Agreement, the Board requested and SSGA FM, the Trust's adviser and administrator, and State Street Bank and Trust Company, the Trust's sub-administrator, transfer agent and custodian (“State Street”) provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the SPDR ETFs under the Agreement, (ii) investment performance of the SPDR ETFs, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the SPDR ETFs grow.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and the materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser's responsibilities for managing investment operations of each of the SPDR ETFs in accordance with each SPDR ETF's investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the SPDR ETFs as exchange-traded funds and the experience and expertise of the Adviser in managing exchange-traded funds. The Board considered the background and experience of the Adviser's senior management, including those individuals responsible for portfolio management and regulatory compliance of the SPDR ETFs. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and ensuring each SPDR ETF's compliance with its investment objectives and policies, and applicable laws and regulations. The Board further considered information about the Adviser's best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser's general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world's largest investment management enterprises for indexed products generally and exchange-traded funds in particular. The Board specifically considered the Adviser's experience in managing equity exchange-traded funds with index-based investment objectives.
Investment Performance
The Board then reviewed the SPDR ETFs' performance, noting that the analysis of investment performance, in absolute terms, was more complex for actively-managed funds. The Board focused on the extent to which each index-based SPDR ETF achieved its objective as a passively-managed index fund and reviewed information regarding such SPDR ETFs' index tracking.
Profits Realized by Adviser
The Board considered the profitability of the advisory arrangement with the SPDR ETFs to the Adviser and its affiliates, including data on the SPDR ETFs' historical profitability to these entities. The Board, including the Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street Global Advisors, methodologies used in computing costs that formed the bases of profitability calculations.
Fees Charged to Comparable Funds
The Board evaluated each SPDR ETF's unitary fee through review of comparative information with respect to fees paid by similar funds  - i.e., exchange-traded funds tracking similar equity indexes with respect to each SPDR ETF. The Board reviewed the universe of similar exchange-traded funds for each SPDR ETF based upon data independently obtained from Broadridge Financial Solutions, Inc. and related comparative information for similar exchange-traded funds. In doing so, the Board used a fund by fund analysis of the data. In certain instances as considered appropriate by the Board, the Board explored with management the reasons for the differences between a SPDR ETF's fee and fees paid by similar funds.

SPDR INDEX SHARES FUNDS
OTHER INFORMATION  (continued)
September 30, 2023 (Unaudited)

Other Benefits
The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust's brokerage transactions.
Economies of Scale
The Board reviewed information regarding economies of scale or other efficiencies that may result as each SPDR ETF's assets grow in size. The Board noted that the advisory fee rate for each SPDR ETF does not provide for breakpoints as assets of the SPDR ETF increase. However, the Board further noted the Adviser's assertion that future economies of scale (among several factors) had been taken into consideration for the SPDR ETFs by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the SPDR ETFs from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the SPDR ETFs grow in size and assess whether fee breakpoints may be warranted.
Conclusion
After weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the continuation of the Agreement for each SPDR ETF. In approving the continuance of the Agreement, the Board, including the Independent Trustees voting separately, found that the terms of the Agreement are fair and reasonable and that the continuance of the Agreement is in the best interests of the applicable SPDR ETF and its shareholders. The Board's conclusions with respect to the factors were as follows: (a) the nature, extent and quality of the services provided by the Adviser with respect to the SPDR ETFs were appropriate; (b) the performance and, more importantly for those SPDR ETFs measured against an index, the index tracking, of each SPDR ETF had been satisfactory or the Adviser had demonstrated due attention to the remediation of underperformance, where appropriate; (c) the Adviser's unitary fee for each SPDR ETF considered in relation to the services provided, and in relation to the fees charged to comparable funds, was reasonable; (d) the profitability of the Trust's relationships with the Adviser and its affiliates was not excessive in view of the nature, extent and quality of the services provided; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board's conclusions; and (f) the fees paid to the Adviser adequately shared the economies of scale with respect to the SPDR ETFs by way of the relatively low fee structure of the Trust. The Independent Trustees were advised by their independent counsel throughout the process.

SPDR INDEX SHARES FUNDS
OTHER INFORMATION  (continued)
September 30, 2023 (Unaudited)

TRUSTEES AND OFFICERS INFORMATION
Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
CARL G. VERBONCOEUR c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1952	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	122	None
DWIGHT D. CHURCHILL c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1953	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014 - January 2015).	122	Affiliated Managers Group, Inc. (Director) (2010 - present).
CLARE S. RICHER c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired, Chief Financial Officer, Putnam Investments LLC (December 2008 - May 2017).	122	Principal Financial Group
					(Director and Financial Committee Chair) (2020 - present); Bain Capital Specialty Finance (Director) (2019 - present); Bain Capital Private Credit (Director) (2022 - present); University of Notre Dame (Trustee) (2015 - present).
SANDRA G. SPONEM c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired, Chief Financial Officer, M.A. Mortenson Companies, Inc. (construction and real estate company) (February 2007 - April 2017).	122	Rydex Series Funds (52 portfolios),
Rydex Dynamic Funds (8 portfolios) and
Rydex Variable Trust (49 portfolios)
(Trustee) (2016 - present):
					Guggenheim Strategy Funds Trust (3 portfolios), Guggenheim Funds Trust (18 portfolios), Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Variable Funds Trust (14 portfolios), and Transparent Value Trust (5 portfolios) (Trustee) (2019 - present); Guggenheim Active Allocation Fund (Trustee) (2021 - present); Fiduciary/Claymore Energy Infrastructure Fund (Trustee) (2019 - 2022); Guggenheim Enhanced Equity Income Fund and Guggenheim Credit AllocationFund (Trustee) (2019 - 2021); and Guggenheim Energy & Income Fund (Trustee) (2015 - 2023).
CAROLYN M. CLANCY c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1960	Independent Trustee	Term Unlimited Served: since October 2022	Retired. Executive Vice President, Head of Strategy, Analytics and Market Readiness, Fidelity Investments (April 2020 - June 2021); Executive Vice President, Head of Broker Dealer Business, Fidelity Investments (July 2017 - March 2020).	122	Assumption University (Trustee) (2011 - 2021) and (2022 - present); Big Sister Association of Greater Boston (Director) (2016 - 2023).
KRISTI L. ROWSELL c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1966	Independent Trustee	Term Unlimited Served: since October 2022	Partner and President, Harris Associates (2010 - 2021).	122	Harris Associates Investment Trust (8 portfolios) (Trustee) (2010 - present);
Board of Governors, Investment Company
Institute (Member) (2018 - present): Habitat
					for Humanity Chicago (Director) (2015 - present).

SPDR INDEX SHARES FUNDS
OTHER INFORMATION  (continued)
September 30, 2023 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served since April 2010	President,
Winnisquam Capital LLC (December 2022 - present);
Non-Executive Chairman,
Fusion Acquisition Corp II (February 2020 - present);
Non-Executive Chairman,
Fusion Acquisition Corp.
(June 2020 - September 2021);
Retired Chairman and Director,
SSGA Funds Management, Inc.
(2005 - March 2020);
Retired Executive Vice President,
State Street Global Advisors
(2012 - March 2020);
Retired Chief Executive
Officer and Manager,
State Street Global Advisors Funds
Distributors, LLC
(May 2017 - March 2020); Director,
State Street Global Markets, LLC
(2013 - April 2017);
President, SSGA Funds
Management, Inc.
			(2005 - 2012); Principal, State Street Global Advisors (2000 - 2005).	133	Investment Managers Series Trust (50 portfolios) (2022 - present); The Select Sector SPDR Trust, (11 portfolios) (2005 - present); SSGA SPDR ETFs Europe I PLC (Director) (2016 - 2020); SSGA SPDR ETFs Europe II PLC (Director) (2016 - 2020); State Street Navigator Securities Lending Trust (Trustee) (2016 - 2020); SSGA Funds (Trustee) (2014 - 2020); State Street Institutional Investment Trust (Trustee) (2007 - 2020); State Street Master Funds (Trustee) (2007 - 2020); Elfun Funds (Trustee) (2016 - 2018).
GUNJAN CHAUHAN** c/o SPDR Index Shares Funds One Iron Street Boston, MA 02210 1982	Interested Trustee	Term Unlimited Served: since October 2022	Senior Managing Director, State Street Global Advisors (April 2018 - present); Managing Director, State Street Global Advisors (June 2015 - March 2018).	122	State Street ICAV (Director) (2018 - 2022).
† For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser, which includes series of SPDR Series Trust, SSGA Active Trust and SPDR Index Shares Funds.
* Mr. Ross is an Interested Trustee because of his former position with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.
** Ms. Chauhan is an Interested Trustee because of her position with an affiliate of the Adviser.

SPDR INDEX SHARES FUNDS
OTHER INFORMATION  (continued)
September 30, 2023 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	President and Principal Executive Officer; Deputy Treasurer	Term: Unlimited Served: since May 2023 (with respect to President and Principal Executive Officer); Term: Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - present)*; Managing Director, State Street Global Advisors (April 2005 - present).*
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer and Principal Financial Officer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present).
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: since August 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).
RYAN HILL SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1982	Assistant Treasurer	Term: Unlimited Served: since May 2022	Vice President, State Street Global Advisors and SSGA Funds Management Inc. (May 2017 - present); Assistant Vice President, State Street Bank and Trust Co. (May 2014 - May 2017).
JOHN BETTENCOURT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1976	Assistant Treasurer	Term: Unlimited Served: since May 2022	Vice President, State Street Global Advisors and SSGA Funds Management Inc. (March 2020 - present); Assistant Vice President, State Street Global Advisors (June 2007 - March 2020).

SPDR INDEX SHARES FUNDS
OTHER INFORMATION  (continued)
September 30, 2023 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti- Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*.
SEAN O’MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Unlimited Served: since August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 - present).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Secretary	Term: Unlimited Served: since August 2019	Vice President and Senior Counsel, State Street Global Advisors (April 2019 - present); Vice President and Counsel, State Street Global Advisors (August 2015 - April 2019); Associate, Ropes & Gray LLP (November 2012 - August 2015).
DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel, Eaton Vance Corp (October 2010 - October 2019).
E. GERARD MAIORANA, JR. SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Secretary	Term: Unlimited Served: since May 2023	Assistant Vice President, State Street Global Advisors (July 2014 - present).
* Served in various capacities and/or with various affiliated entities during noted time period.
The Trust's Statement of Additional Information (SAI) includes additional information about the Funds' directors and is available, without charge, upon request and by calling 1-866-787-2257.

SPDR Series Trust
Trustees
Gunjan Chauhan, Interested Trustee
Dwight D. Churchill
Carolyn M. Clancy
Clare S. Richer
James E. Ross, Interested Non-management Trustee
Kristi L. Rowsell
Sandra G. Sponem
Carl G. Verboncoeur, Chairman
Investment Manager and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, MA 02210
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, MA 02210
Custodian, Sub-Administrator
and Transfer Agent
State Street Bank and Trust Company
One Congress Street
Boston, MA 02114
Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.

SPDR® Series Trust
For more complete information, please call 1.866.787.2257 or visit https://www.ssga.com/spdrs today.
The Funds are not sponsored, endorsed, sold, or promoted by Stoxx, S&P Dow Jones Indices LLC or MSCI Inc. Neither do these companies make any representation regarding the advisability of investing in the Funds. Shares of the Funds are not insured by the FDIC or by another governmental agency; they are not obligations of the FDIC nor are they deposits or obligations of or guaranteed by State Street Bank and Trust Company. Fund shares are subject to investment risks, including possible loss of the principal invested.
Standard & Poor’s®, S&P® and SPDR® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.
Distributor: State Street Global Advisors Funds Distributors, LLC, member FINRA, SIPC, an indirect wholly-owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Certain State Street affiliates provide services and receive fees from the SPDR ETFs.
Before investing, consider a Fund's investment objective, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 1-866-787-2257 or visit https://www.ssga.com/spdrs. Read it carefully.
Not FDIC Insured • No Bank Guarantee • May Lose Value

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting https://www.ssga.com/spdrs. Please read the prospectus carefully before you invest.
State Street Global Advisors
© 2023 State Street Corporation - All Rights Reserved
SPDRISRAAR

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the registrant has determined that the registrant has five Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Dwight Churchill, Clare Richer, Kristi Rowsell, Sandra Sponem and Carl Verboncoeur are the registrant’s audit committee financial experts. The Board also determined that each of the foregoing persons are not “interested person(s)” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.

For the fiscal years ending September 30, 2023 and September 30, 2022, the aggregate audit fees billed for professional services rendered by the principal accountant, were $569,650 and $622,450, respectively. Audit fees include the performance of the annual audits, security counts performed during the course of the period for each series of the registrant and routine regulatory filings (one for each SEC registrant).

(b) Audit-Related Fees.

For the fiscal years ending September 30, 2023 and September 30, 2022, the principal accountant did not bill the registrant any fees for assurances and related services that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c) Tax Fees.

For the fiscal years ending September 30, 2023 and September 30, 2022 the aggregate tax fees billed for professional services rendered by E&Y for the review of year-end distribution requirements were $64,195 and $69,395, respectively.

(d) All Other Fees.

For the fiscal years ended September 30, 2023 and September 30, 2022, there were no fees billed for professional services rendered by E&Y for products and services provided by E&Y to the Trust, other than the services reported in paragraphs (a) through (c).

For the fiscal years ended September 30, 2023 and September 30, 2022, the aggregate fees for professional services rendered by E&Y for products and services provided by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust that (i) relate directly to the operations and financial reporting of the Trust and (ii) were pre-approved by the Audit Committee were approximately $9,540,002 and $9,327,125, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:

Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:

a.

The Audit Committee shall pre-approve all audit, audit-related and permissible non-audit services provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting;

or

b.

The engagement to render the audit, audit-related or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

c.

Pre-Approval for a service provided to the Trust other than audit or audit-related services is not required if: (1) the aggregate amount of all such permissible non-audit services provided to the Trust constitutes not more than five percent (5%) of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the permissible non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be permissible non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

d.

The Audit Committee shall pre-approve any permissible non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent auditors to notify the Audit Committee of any permissible non-audit services that need to be pre-approved.

Notwithstanding the above, Pre-Approval for any permissible non-audit services under this Sub-section is not required if: (1) the aggregate amount of all such permissible non-audit services constitutes not more than five percent (5%) of the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person) during the fiscal year in which the permissible non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be permissible non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

(e)(2) Percentage of Services.

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

(f) Not applicable.

(g) Total Fees Paid By Adviser and Certain Affiliates

The aggregate non-audit fees billed for by E&Y for services rendered to the Trust and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Trust were as follows:

	FY 2023 (in millions)		FY 2022 (in millions)
Non audit services billed to:
Registrant:	See Item 4	(c)	See Item 4	(c)
Investment Adviser:	—		—
Other entities in the Investment Company Complex (1)(2):
Audit Related Fees	$17.9		$18.1
Tax Fees	$5.6		$5.4
All Other Fees	$15.5		$14.5

(1)	Information is for the calendar years 2023 and 2022, respectively.
(2)

Services under the caption Audit-Related Fees consisted principally of reports on the processing of transactions by servicing organizations, audits of employee benefit plan, non-statutory audits and due diligence procedures. Services under the caption Tax Fees consisted principally of expatriate, compliance and corporate tax advisory services. Services under the caption All Other Fees primarily related to statutory and financial statement audits and the requirement to opine on the design and operating effectiveness of internal control over financial reporting.

(h) The registrant’s principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has an audit committee which was established by the Board of Trustees of the registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The members of the registrant’s audit committee are Carolyn Clancy, Dwight Churchill, Clare Richer, Sandra Sponem, Kristi Rowsell and Carl Verboncoeur.

Item 6. Investments.

(a)	The schedule of investments is included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Ann M. Carpenter, the registrant’s President and Principal Executive Officer, and Bruce S. Rosenberg, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “1940 Act”)) and evaluated their effectiveness. Based on their review, Ms. Carpenter and Mr. Rosenberg determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the U.S. Securities and Exchange Commission.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

Item 13. Exhibits.

(a)(1) Code of Ethics is attached.

(a)(2) Separate certifications required by Rule 30a-2(a) under the 1940 Act for each principal executive officer and principal financial officer of the registrant are attached.

(a)(3) Not applicable to the registrant.

(a)(4) Not applicable.

(b) A single certification required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPDR® Index Shares Funds

By:	/s/ Ann M. Carpenter
Ann M. Carpenter
President and Principal Executive Officer

Date:	December 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ann M. Carpenter
Ann M. Carpenter
President and Principal Executive Officer

Date:	December 6, 2023

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Treasurer and Principal Financial Officer

Date:	December 6, 2023